UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2017 through October 31, 2018.

Market Review

Despite a volatile year, during the 12 months ended October 31, 2018, U.S. stocks, as measured by the S&P 500 Index,1 saw positive returns. During this period, the S&P

500 Index had a 7.35% return.

As of the end of September 2018, there were more than 35 days in 2018 when the S&P 500 Index closed 1% higher or lower than the previous day, which is more than triple the number of 1% swings experienced in all of 2017. Rising interest rates, inflation anxiety, and concerns surrounding U.S. tariffs and trade policies have all contributed to the return of market volatility.

Throughout 2018, the U.S. Federal Reserve (Fed) continued its cycle of interest-rate increases. At the end of October 2018, short-term rates ranged from 2% to 2.25%. At the time of this writing, expectations were for a continued gradual increase through the end of this calendar year and into next. Central banks overseas are also beginning to unwind their accommodative policies by raising interest rates, which may impact global markets.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. For example, protectionist U.S. trade policies have sparked concern and uncertainty among some investors.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Domestic Equity Funds

*	Effective November 1, 2018, the fund’s name changed to the Hartford Small Cap Value Fund

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	3.92%	8.01%	11.61%
Class A2	-1.80%	6.79%	10.98%
Class C1	3.15%	7.24%	10.82%
Class C2	2.28%	7.24%	10.82%
Class I1	4.19%	8.33%	11.94%
Class R3[1]	3.57%	7.67%	11.29%
Class R4[1]	3.87%	8.00%	11.63%
Class R5[1]	4.18%	8.32%	11.97%
Class R6[1]	4.29%	8.41%	12.07%
Class Y1	4.28%	8.42%	12.07%
Class F1	4.28%	8.37%	11.96%
Russell 3000 Index	6.60%	10.81%	13.35%
S&P 500 Index	7.35%	11.34%	13.24%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.10%	1.10%
Class C	1.83%	1.83%
Class I	0.81%	0.81%
Class R3	1.43%	1.43%
Class R4	1.12%	1.12%
Class R5	0.82%	0.82%
Class R6	0.72%	0.72%
Class Y	0.72%	0.72%
Class F	0.72%	0.72%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

2

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Kent M. Stahl, CFA*

Senior Managing Director and Chief Investment Strategist

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Director, Investment Strategy

Wellington Management Company LLP

* Mr. Stahl announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2018. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2018.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned 3.92%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 6.60% and 7.35%, respectively, for the same period. For the same period, Class A shares of the Fund outperformed the 3.71% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve month period ending October 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-month period ending October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump. Entering 2018, bullish sentiment was exceptionally strong, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October 2018. Concerns surrounding slowing global growth, rich valuations, and volatile U.S.-China trade relations weighed heavily on sentiment into the end of the period.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index respectively.

Nine of eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+12.8%), Information Technology (+12.4%), and

Healthcare (+11.5%) sectors, while the Materials (-10.5%) and Industrials (-1.5%) sectors detracted most.

The Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Information Technology, Financials, and Healthcare sectors. Conversely, stock selection within the Industrials, Materials, and Real Estate sectors contributed positively to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, was slightly positive during the period. The Fund’s underweight to Consumer Staples and Utilities sectors, as well as an overweight to the Information Technology sectors, contributed to returns relative to the Russell 3000 Index. This was slightly offset by the Fund’s overweight to Materials and Industrials sectors, which detracted from performance.

Top detractors from performance relative to the Russell 3000 Index included Amazon (Consumer Discretionary), Apple (Information Technology), and Microsoft (Information Technology). Underweight exposure to U.S.-based global e-commerce retailer Amazon detracted from relative performance. The stock price rose after the company posted strong earnings during the period as investors continued to be bullish on the prospects of continued strong growth. While we have added to the position over the period, we remained underweight relative to the Russell 3000 Index. The Fund’s underweight position in Apple, a U.S.-based designer and manufacturer of mobile devices and digital content distribution markets, was another top relative detractor during the period. Sales during the period, driven by the iPhone, continued to come in higher than anticipated, helping boost the stock price higher. We continued to be underweight Apple given its high valuation. Underweight exposure to Microsoft, a U.S.-based developer of software products and services, detracted from results. The stock price rose during the period as the company released strong quarterly and fiscal 2018 financial results driven by robust performance across all business segments (productivity and business processes, intelligent cloud, and personal computing). We continue to hold an underweight position due to high valuation in our view. TERASO (Healthcare), Rethink Robotics (Information Technology), and Las Vegas Sands (Consumer Discretionary) detracted most from performance on an absolute basis over the period.

Trade Desk (Information Technology), Under Armour (Consumer Discretionary), and Nike (Consumer Discretionary) were the top absolute and relative contributors to performance over the period. Share prices of Trade Desk, a U.S.-based firm that developed a global technology platform for buyers of advertising, rose during the period as strong quarterly earnings far exceeded analyst expectations, driven by multiple

3

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

growth drivers in the U.S. and internationally. The company also raised its 2018 revenue guidance. After a strong run, we eliminated the position and moved the capital to more compelling opportunities in our view. Shares of Under Armour, a U.S.-based manufacturer and retailer of performance apparel, rose over the period driven by strength in the apparel category and international growth. We continued to own the name as we believe the market underappreciates the company’s ability to improve returns on capital driven by a reacceleration of growth. Nike, a U.S.-based provider of athletic footwear, apparel, and accessories, was also a key relative contributor. The company’s share price surged after the company reported strong quarterly results during the period as new innovation platforms are all working, sales are accelerating across all regions and channels (including the U.S.), gross margins are beating expectations, and inventory issues are in the rearview mirror. Management’s strategic focus on doubling the growth of innovation, speed, and direct relationships (“triple double”) is well under way. We continued to hold an overweight position in the stock.

Strategies included in the Fund are chosen based on extensive analysis of qualitative and quantitative factors. Risk factors managed within the overall portfolio include but are not limited to: growth, value, momentum, contrarian, high volatility, low volatility, quality and leverage. Over the period, factor impact on the Fund was positive. Exposure to momentum and higher liquidity equities contributed positively to performance, while the Fund’s exposure to higher volatility equities and dividend yield detracted.

International exposure (country and currency) detracted from results, particularly driven by exposure to Emerging Markets (China and South Korea) and Europe (Switzerland and France).

During the period, the Fund, at times, used derivative instruments, such as currency forwards to hedge currency risk and equity index futures to hedge market risk. During the period, the use of these derivatives did not have a significant impact on performance.

What is the outlook?

Mixed economic data from the U.S. suggests the potential for a later stage market cycle. While we continue to expect economic expansion, we also expect to see growth slow. Positive drivers of growth include elevated capital expenditure intentions, the highest consumer confidence levels since 2000, and increased income expectations. While these signal a near term increase in investment and consumption, other news points to a potential slowing of economic expansion. Specifically, the tight labor market combined with the continued uncertainty with regards to trade agreements between the U.S. and its trade partners may lead to increased inflation and slower growth. As such, we continue to expect to see higher interest rates and increased equity market volatility.

At the end of the period, the Fund’s largest overweights were to Consumer Discretionary and Industrials sectors, while the Fund’s largest underweights were to Information Technology and Communication Services sectors, relative to the Russell 3000 Index.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes and/or portfolio management teams. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks are generally greater for investments in emerging markets. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.3%
Consumer Discretionary	15.3
Consumer Staples	7.6
Energy	3.0
Financials	12.3
Health Care	15.8
Industrials	12.3
Information Technology	17.3
Materials	3.7
Real Estate	4.4
Utilities	1.8

Total	98.8%

Short-Term Investments	1.9
Other Assets & Liabilities	(0.7)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

Hartford Core Equity Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 4/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	9.41%	11.78%	13.84%
Class A2	3.40%	10.53%	13.20%
Class C1	8.61%	10.99%	13.00%
Class C2	7.61%	10.99%	13.00%
Class I1	9.72%	12.00%	13.95%
Class R3[1]	9.02%	11.46%	13.58%
Class R4[1]	9.37%	11.82%	13.89%
Class R5[1]	9.69%	12.13%	14.25%
Class R6[1]	9.80%	12.20%	14.32%
Class Y1	9.77%	12.19%	14.31%
Class F1	9.80%	12.04%	13.97%
S&P 500 Index	7.35%	11.34%	13.24%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	0.77%	0.77%
Class C	1.51%	1.51%
Class I	0.51%	0.51%
Class R3	1.12%	1.12%
Class R4	0.81%	0.81%
Class R5	0.51%	0.51%
Class R6	0.41%	0.41%
Class Y	0.42%	0.42%
Class F	0.41%	0.41%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

5

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 9.41%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 7.35% for the same period. For the same period, Class A shares of the Fund also outperformed the 5.93% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the twelve-month period ending October 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-month period ending October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump. Entering 2018, bullish sentiment was exceptionally strong; as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile U.S. and China trade relations weighed heavily on sentiment into the end of the period.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index respectively.

Nine out of eleven sectors in the S&P 500 Index rose during the period, with Consumer Discretionary (+15%), Information Technology (+13%), and Healthcare (+11%) performing the best. Materials (-9%) and Industrials (-1%) lagged on a relative basis during the period.

Overall, outperformance relative to the S&P 500 Index was driven by strong security selection, primarily within the Information Technology, Industrials, and Healthcare sectors. This was partially offset by weak stock selection within the Consumer Discretionary sector. Sector allocation, a result of the bottom up stock selection, contributed modestly to benchmark-relative performance primarily driven by the Fund’s overweight to the Healthcare sector and underweight allocation to the Energy sector. This was partially offset by the Fund’s overweight to the Utilities sector.

The top contributors to performance relative to the S&P 500 Index were NetApp (Information Technology), GoDaddy (Information Technology), and TJX Companies (Consumer Discretionary). NetApp provides storage and data management solutions; shares rose after the company raised its guidance for fiscal year 2019 amid a favorable backdrop for corporate information technology spending. GoDaddy, a web hosting company, outperformed during the period as cross-selling and improved product features drove sales growth. TJX, a global off-price apparel and home goods retailer, also contributed to positive relative returns. During the year, the shares outperformed after management reported strong consecutive quarterly earnings on the heels of strong same store sales and better-than-expected 2018 guidance. Top absolute contributors included NetApp (Information Technology) and Mastercard (Information Technology).

The top detractors from performance relative to the S&P 500 Index included Amazon (Consumer Discretionary), Apple (Information Technology), and Chubb (Financials). Shares of Amazon, a U.S.-based global e-commerce retailer rose during the period as the company continued to expand the categories of its offerings. Not owning Amazon over the period detracted from benchmark-relative returns. Apple continued its streak of outperformance after a strong earnings report from July that highlighted the growing nature of its annuity and services business. The Fund’s underweight to the outperforming stock detracted from relative performance. Shares of Chubb, a global insurance company, fell amid higher than expected catastrophe losses during the period. Top absolute detractors for the period included Micron (Information Technology) and Chubb (Financials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

6

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

What is the outlook?

While the overall U.S. economy remains relatively healthy, most companies are beginning to see increasing labor and material costs. With unemployment levels low and trending lower, we still believe risks to U.S. inflation are to the upside. Many companies are facing the prospect of either absorbing these costs (therefore reducing marginal profitability) or passing the costs through and face the uncertain consumer demand that may come from raising prices. Trade continues to dominate the narrative right now. While the initial tariff rate may be offset by some efficiencies and very nominal price increases, the risks remain high given the automatic rise in tariffs next year. We are hopeful that a conversation with China will restart soon. We are becoming cautious about supply chain disruption and capital expenditure uncertainty given the trade talks and potential reciprocal measures that China may impose. We believe that the risk of a spike in oil prices is rising each day as Iran is being blocked out of international markets. Offsetting some of these risks is the employment situation and changes to the Childcare tax and current withholdings that could be a positive surprise for many Americans’ tax refund next cycle. Given all of the above and, considering the market moves so far relative to earnings, we believe that the risk for increased volatility remains high.

Overall, we believe the U.S. economy remains healthy, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to our disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to outperform the S&P 500 Index.

At the end of the period, the Fund’s largest overweight sectors relative to the S&P 500 Index were to Healthcare and Utilities, while the Fund’s largest underweights were to Communication Services and Energy sectors.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.2%
Consumer Discretionary	9.8
Consumer Staples	8.7
Energy	2.4
Financials	14.0
Health Care	17.4
Industrials	10.6
Information Technology	18.8
Materials	2.1
Real Estate	1.0
Utilities	4.9

Total	95.9%

Short-Term Investments	3.7
Other Assets & Liabilities	0.4

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

The Hartford Dividend and Growth Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	4.38%	9.59%	11.70%
Class A2	-1.36%	8.36%	11.07%
Class C1	3.58%	8.77%	10.87%
Class C2	2.65%	8.77%	10.87%
Class I1	4.68%	9.84%	11.98%
Class R3[1]	4.03%	9.23%	11.35%
Class R4[1]	4.32%	9.56%	11.70%
Class R5[1]	4.65%	9.89%	12.04%
Class R6[1]	4.76%	9.98%	12.14%
Class Y1	4.72%	9.98%	12.14%
Class F1	4.77%	9.88%	12.00%
S&P 500 Index	7.35%	11.34%	13.24%
Russell 1000 Value Index	3.03%	8.61%	11.30%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.01%	1.01%
Class C	1.76%	1.76%
Class I	0.78%	0.78%
Class R3	1.36%	1.36%
Class R4	1.05%	1.05%
Class R5	0.75%	0.75%
Class R6	0.65%	0.65%
Class Y	0.66%	0.66%
Class F	0.65%	0.65%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

8

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark E. Vincent

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 4.38%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 7.35% for the same period. Class A shares of the Fund outperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 3.03% for the same period. For the same period, Class A shares of the Fund outperformed the 3.32% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-month period ending October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump. Entering 2018, bullish sentiment was exceptionally strong as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October 2018. Concerns surrounding slowing global growth, rich valuations, and volatile U.S.-China trade relations weighed heavily on investor confidence into the end of the period.

Returns varied by market-cap during the period, as large-cap equities, measured by the S&P 500 Index, outperformed mid and small-cap equities, measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Nine out of eleven sectors in the S&P 500 Index rose during the period, with Consumer Discretionary (+15%), Information Technology (+13%), and Healthcare (+11%) sectors leading the index higher. Materials (-9%) and Industrials (-1%) sectors lagged on a relative basis and were the only two sectors to post negative returns during the period.

Sector allocation, a result of the bottom up stock selection process, drove underperformance relative to the S&P 500 Index during the period. An underweight to the Consumer Discretionary sector and an overweight to Financials sector detracted most from performance relative to the S&P 500 Index. This was offset by an underweight to Industrials and Real Estate sectors, which contributed positively to performance relative to the S&P 500 Index. Stock selection also detracted from relative performance, particularly within the Financials, Consumer Discretionary, and Industrials sectors. This was partially offset by stronger selection within the Communication Services, Healthcare, and Energy sectors, which contributed positively to performance relative to the S&P 500 Index.

The Fund’s top detractors from performance relative to the S&P 500 Index included Amazon (Consumer Discretionary), Apple (Information Technology), and Chubb (Financials). Not owning Amazon, a constituent in the S&P 500 Index, a U.S.-based global e-commerce retailer, detracted from performance relative to the S&P 500 Index as the company reported strong organic growth and rising profit, along with increasing net sales year over year. The share price of Apple, U.S.-based designer and manufacturer of mobile devices and distributor of digital content, rose during the period as the company reported strong quarterly results which came in ahead of consensus expectations and were viewed as positive by investors. Although we held the name, the Fund’s underweight weighed on relative results. The stock price of Chubb, a U.S.-based provider of insurance products, fell as the company announced decreased earnings per share and premium growth that was below expectations. Additionally, insurance equities as a whole suffered due to rising interest rates and catastrophe losses. American International Group (Financials) and Bristol-Myers Squibb (Healthcare) were among the top absolute detractors during the period.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Facebook (Communication Services), General Electric (Industrials), and Verizon (Communication Services). Not holding Facebook, constituent in the S&P 500 Index, a U.S.-based social media provider, contributed to performance relative to the S&P 500 Index as the company faced ongoing concerns over data privacy

9

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

issues. Share prices of General Electric (GE), a U.S.-based multinational conglomerate operating in the technology infrastructure, capital finance, and consumer and industrial products industries, fell as the company reported earnings results that were weaker than consensus estimates primarily driven by another miss in their Power Segment. The Fund’s small position in GE was eliminated during the period. Verizon, a U.S.-based communications technology company, saw its share price rise as the company reported strong quarterly results with earnings per share beating street estimates and reduced its capital expenditure. Top absolute performers during the period included Microsoft (Information Technology) and Merck (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we believe the market should continue to achieve new record highs, and valuations should continue to rise. In part, we believe these market conditions have been driven by lower tax rates and broad economic strength. While we might expect for companies that benefit most from tax rate cuts to lead, we have continued to see growth equities leading and think this could continue in the near term. Although we appreciate that disruption is a powerful force, we do expect for growth in technology equities to slow and for the growth of such equities to pause eventually.

As of the end of the period, the economy has picked up, and capacity utilization is high and we believe that this should benefit the Materials sector. Defense equities came under pressure and we believe this created a buying opportunity as the sector should benefit going forward with more clarity with respect to timing of payments from the U.S. government. We also believe that the Healthcare sector has done better as investors seem to appreciate that the outlook is better than feared. We find medical device companies are generally very expensive. Though we are somewhat challenged to find companies that fit our approach, we maintained a neutral weight to the Healthcare sector. We maintained an overweight to the Financials sector, particularly among banks and insurers where costs are being held flat or coming down. We are likely approaching the end of Fed rate increases and expect that bank equities are unlikely to benefit from net interest margin increases after mid-2019.

At the end of the period, the Fund’s largest sector overweights relative to the S&P 500 Index were to Financials, Energy, and Materials sectors, while the Fund’s largest underweights were to Information Technology, Consumer Discretionary, and Consumer Staples sectors.

We continue to rely on our process and philosophy as we construct the Fund.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.8%
Consumer Discretionary	3.8
Consumer Staples	5.6
Energy	9.0
Financials	20.3
Health Care	15.1
Industrials	8.3
Information Technology	13.7
Materials	4.6
Real Estate	2.5
Utilities	4.9

Total	96.6%

Short-Term Investments	3.3
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

10

The Hartford Equity Income Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 8/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	0.49%	8.22%	11.16%
Class A2	-5.03%	7.01%	10.53%
Class C1	-0.22%	7.44%	10.35%
Class C2	-1.16%	7.44%	10.35%
Class I1	0.77%	8.51%	11.45%
Class R3[1]	0.12%	7.84%	10.79%
Class R4[1]	0.43%	8.17%	11.11%
Class R5[1]	0.78%	8.50%	11.48%
Class R6[1]	0.83%	8.60%	11.59%
Class Y1	0.79%	8.59%	11.58%
Class F1	0.85%	8.55%	11.47%
Russell 1000 Value Index	3.03%	8.61%	11.30%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.01%	1.01%
Class C	1.75%	1.75%
Class I	0.76%	0.76%
Class R3	1.37%	1.37%
Class R4	1.07%	1.07%
Class R5	0.77%	0.77%
Class R6	0.67%	0.67%
Class Y	0.68%	0.68%
Class F	0.66%	0.66%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

11

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

* Ms. Grimes has announced her plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2018. Accordingly, she will no longer serve as a portfolio manager to the Fund as of December 31, 2018.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 0.49%, before sales charge for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 3.03% for the same period. For the same period, Class A shares of the Fund also underperformed the 3.32% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-month period ending October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump. Entering 2018, bullish sentiment was exceptionally strong, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile U.S.-China trade relations weighed heavily on sentiment into the end of the period.

During the period, eight out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns with Healthcare (14%), Communication Services (9%), and Information Technology (9%) sectors performing the best. Materials (-10%), Industrials (-8%), and Financials (-1%) sectors lagged during the period.

Underperformance relative to the Russell 1000 Value Index was driven by security selection, primarily within the Financials, Energy, and Consumer Staples sectors. This more than offset stronger stock selection within Industrials, Information Technology, and Communication Services sectors, which detracted from performance. Sector allocation, a result of our bottom-up stock selection process, contributed to performance during the period primarily due to the Fund’s overweight in the Utilities sector and underweight in the Financials sector. This was partially offset by an overweight to the Industrials sector, which detracted.

Top detractors from performance relative to the Russell 1000 Value Index during the period included Invesco (Financials), MetLife (Financials), and British-American Tobacco (Consumer Staples). Invesco is a U.S.-based investment management company. The Fund’s position continued to underperform due to net outflows in the company’s active management business. We trimmed the Fund’s position in the stock. MetLife is a U.S.-based global financial company providing life and property and casualty (P&C) insurance, annuity and retail banking. The company’s stock price has declined during the period as a result of massive insurance losses due to rainstorms and flooding across the U.S. and Canada. British-American Tobacco is a UK-based tobacco company. The company’s stock declined during the period as a challenging regulatory environment weighed on tobacco equities in 2018, which we believe has caused the market to overreact. British American Tobacco continues to push into next generation products with its heat-not-burn product, increasing share in key markets globally. We continued to hold the Fund’s position. A top absolute detractor during the period was DowDuPont (Materials).

Top contributors to returns relative to the Russell 1000 Value Index included Eli Lilly (Healthcare), General Electric (Industrials), and Union Pacific (Industrials). Share prices of Eli Lilly, a global pharmaceutical company, rose during the period. The company recently reported better than expected quarterly results driven by their diabetes franchise, and was also supported by favorable market reactions to management’s plans to spin off their animal health business, Elanco, which raised $1.5B in the September IPO. General Electric, a U.S.-based globally diversified technology and financial services company, contributed to relative performance during the period after the Fund’s position was eliminated earlier in the period. The stock price lagged as a result of the company’s stagnant power business, sizeable writedowns in their long

12

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

term care insurance business, a dividend cut, and general concern over management effectiveness which resulted in a CEO transition in the span of one year. Union Pacific is a U.S.-based railroad holding company. The company’s stock price rose during the period due to strong rail volumes, an improving pricing outlook, and the potential for better margins through the adoption of Precision Scheduled Railroading principles. We trimmed the Fund’s position in the stock. A top absolute contributor during the period was Cisco Systems (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

As of the end of the period, the U.S. economy remained strong, with continued job growth driving the unemployment rate below (4%). Retail sales were strong through the summer and consumer confidence remained near all-time highs. Tax cuts continued to boost consumer spending and corporate earnings growth, leading to strong business confidence and high levels of capital spending. Small Business Optimism, as measured by the National Federation of Independent Business, reached a record level of 108.8 in August. Inflation ticked up modestly to 2.4%, but remained near the Fed’s targeted level. Alongside strong economic growth, the Fed raised its real gross domestic product growth forecast to 3.1% for 2018, up from its prior forecast of 2.8% in June, and they raised short-term interest rates by 0.25% in September. Rate expectations now include four more increases by the end of 2019.

Outside of the U.S., macroeconomic data has been weaker due in part to the implementation of tariffs against Chinese goods and threats of tariffs against other countries. We are monitoring supply chain impacts in the Technology, Industrial, and Consumer sectors, which may result in increased inflationary pressure and manufacturing dislocations. We are also mindful of the overall impact these tariffs may have on global economic growth. China has added stimulus to their economy to offset headwinds from tariffs, but growth does appear to have slowed from a high level. Weakening demand from China has impacted European growth as well, with the Eurozone manufacturing Purchasing Managers’ Index declining for the third consecutive month to the lowest in two years.

Industrials, Consumer Staples, and Utilities sectors represented the Fund’s largest sector overweights relative to the Russell 1000 Value Index, while Consumer Discretionary, Real Estate, and Financials sectors were the Fund’s largest underweights at the end of the period.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.3%
Consumer Discretionary	1.3
Consumer Staples	9.9
Energy	11.7
Financials	21.0
Health Care	17.0
Industrials	9.7
Information Technology	8.5
Materials	3.1
Real Estate	1.6
Utilities	8.0

Total	98.1%

Short-Term Investments	1.9
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

The Hartford Growth Opportunities Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 3/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	8.31%	13.08%	14.42%
Class A2	2.35%	11.80%	13.77%
Class C1	7.49%	12.26%	13.60%
Class C2	6.55%	12.26%	13.60%
Class I1	8.62%	13.35%	14.72%
Class R3[1]	7.94%	12.71%	14.10%
Class R4[1]	8.28%	13.05%	14.45%
Class R5[1]	8.60%	13.39%	14.78%
Class R6[1]	8.71%	13.49%	14.90%
Class Y1	8.68%	13.49%	14.90%
Class F1	8.71%	13.38%	14.74%
Russell 3000 Growth Index	10.20%	13.06%	15.33%
Russell 1000 Growth Index	10.71%	13.43%	15.45%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.14%	1.14%
Class C	1.87%	1.87%
Class I	0.88%	0.88%
Class R3	1.47%	1.47%
Class R4	1.16%	1.16%
Class R5	0.87%	0.87%
Class R6	0.76%	0.76%
Class Y	0.77%	0.77%
Class F	0.76%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

14

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA, CMT

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 8.31%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 10.20% and 10.71% respectively, for the same period. For the same period, the Class A shares of the Fund outperformed the 7.80% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-month period ended October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump. Entering 2018, bullish sentiment was exceptionally strong, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy.

Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October 2018. Concerns surrounding slowing global growth, rich valuations, and volatile U.S. and China trade relations weighed heavily on sentiment into the end of the period.

Returns varied by market-cap during the period, as large-cap equities, measured by the S&P 500 Index, outperformed mid and small-cap equities, measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Nine out of eleven sectors in the Russell 3000 Growth Index rose during the period, with Consumer Discretionary (17%), Information Technology

(13%), and Consumer Staples (11%) performing the best. Materials (-11%) and Energy (-11%) lagged on a relative basis during the period.

Sector allocation, a result of our bottom-up stock selection process, detracted from performance relative to the Russell 3000 Growth Index during the period, due to an overweight to Consumer Discretionary and Energy sectors. This was partially offset by the positive impact of an underweight to the Consumer Staples sector, which contributed to performance relative to the Russell 3000 Growth Index. Security selection contributed to performance relative to the Russell 3000 Growth Index during the period, with strong selection in Health Care, Consumer Staples, and Industrials sectors, which was partially offset by weaker selection within Consumer Discretionary, Materials, and Real Estate sectors.

Top detractors from performance relative to the Russell 3000 Growth Index during the period included Apple (Information Technology), Floor & Décor (Consumer Discretionary), and Microsoft (Information Technology). Shares of Apple, a U.S.-based leader in mobile devices and digital content distribution markets, rose during the period as the company reported strong quarterly results which came in ahead of consensus expectations and were viewed as positive by investors. The company displayed significant topline growth due to increase in iPhone average selling prices (ASPs) and massive earnings per share growth due to tax reform and year over year reduction in shares outstanding. Not owning a position in Apple, a benchmark constituent, detracted from performance relative to the Russell 3000 Growth Index. Floor & Décor, a U.S.-based flooring and related accessory retailer, also detracted from performance during the period. The stock price fell after the company announced softer than expected quarterly sales growth including lower same-store-sales and guidance below consensus expectations. We initiated a position in Floor & Décor during the period and as of the end of the period, continued to believe in the long term growth prospects of the company, but trimmed the Fund’s position to fund more compelling opportunities in our view. Shares of Microsoft, a U.S.-based developer of software products and services, rose due to strong revenue growth mainly attributable to the commercial cloud and pull through of newer hybrid server products. Not owning a position in Microsoft, a benchmark constituent, detracted from performance relative to the Russell 3000 Growth Index. Advanced Micro Devices (Information Technology) and ADT (Industrials) were among the top absolute detractors during the period.

15

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Trade Desk (Information Technology), DexCom (Healthcare), and Wayfair (Consumer Discretionary). The stock price of Trade Desk, a U.S.-based technology company providing ad buyers a platform to manage and display social, mobile, and video advertising, rose after revenue and earnings came in significantly above consensus estimates. We trimmed the Fund’s position on strength. The share price of DexCom, a U.S.-based provider of continuous monitoring systems for diabetes patients, rose on strong earnings results and revenue growth which exceeded consensus estimates. The company is seeing robust demand for its G6 monitoring device, in addition to increased patient awareness. Share prices of Wayfair, a U.S.-based online home goods and furnishings provider, rose as the company announced strong revenue growth, along with consistent order and customer growth. ServiceNow (Information Technology) was among the top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

While we continue to remain optimistic on the outlook for continued economic growth in the U.S., we are becoming more cautious around macroeconomic uncertainties including the impacts of trade tensions between the U.S. and China.

We are still identifying a wide array of ideas in the Fund that differ from the Russell 3000 Growth Index, and while we generally believe valuations are not quite as attractive as they have been over the past year, we are finding a number of companies that we view as mispriced for continued economic growth. The recent market pullback has given us a chance to reevaluate the Fund’s positioning and add to our highest conviction names where we believe market sentiment has overwhelmed strong fundamentals. Information Technology continues to be the Fund’s largest absolute sector weight.

At the end of the period, the Fund’s largest overweight positions relative to the Russell 3000 Growth Index were to Healthcare, Consumer Discretionary, and Energy sectors, while the Fund’s largest underweights were to Industrials, Consumer Staples, and Information Technology sectors.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.7%
Consumer Discretionary	17.4
Consumer Staples	3.8
Energy	2.2
Financials	4.7
Health Care	18.2
Industrials	9.4
Information Technology	32.1
Materials	1.0
Real Estate	1.0

Total	99.5%

Short-Term Investments	1.4
Other Assets & Liabilities	(0.9)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

16

The Hartford Healthcare Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	3.86%	11.87%	15.09%
Class A2	-1.85%	10.61%	14.44%
Class C1	3.10%	11.05%	14.27%
Class C2	2.13%	11.05%	14.27%
Class I1	4.15%	12.17%	15.42%
Class R3[1]	3.55%	11.52%	14.79%
Class R4[1]	3.86%	11.85%	15.16%
Class R5[1]	4.15%	12.18%	15.49%
Class Y1	4.24%	12.30%	15.59%
Class F1	4.26%	12.21%	15.44%
S&P Composite 1500 Health Care Index	12.29%	13.25%	15.39%
S&P 500 Index	7.35%	11.34%	13.24%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.31%	1.31%
Class C	2.05%	2.05%
Class I	1.03%	1.03%
Class R3	1.62%	1.62%
Class R4	1.32%	1.32%
Class R5	1.03%	1.03%
Class Y	0.93%	0.93%
Class F	0.91%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

17

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned 3.86%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the S&P Composite 1500 Health Care Index, which returned 12.29% for the same period. The Class A shares of the Fund also underperformed the S&P 500 Index, the Fund’s other benchmark, which returned 7.35% during the period. For the same period, the Class A shares of the Fund also underperformed the 6.80% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare equities (+11.3%) outperformed both the broader U.S. equity market (+7.3%) and the global equity market (+0.0%) during the period, as measured by the S&P Composite 1500 Health Care, S&P 500, and the MSCI All Country World (ACWI) Indices, respectively.

Within the S&P Composite 1500 Health Care Index, 4 of the 5 sub-sectors posted positive absolute returns during the period. Healthcare services (21%), medical technology (17%), and small cap biopharma (16%) and large cap biopharma (7%) rose during the period. Mid cap biopharma (-6%) posted a negative absolute return during the period.

Security selection was the primary detractor to performance relative to the S&P Composite 1500 Health Care Index during the period, while sector allocation also detracted negatively from relative returns. Security selection was weakest in small-cap and large-cap biopharma names during the period, while selection in medical technology contributed positively. Within sector allocation, a result of the Fund’s bottom-up stock selection process, an overweight allocation to mid-cap biopharma detracted most from performance relative to the S&P Composite 1500 Health Care Index during the period, and was only partially offset by the positive impact of an underweight to large-cap biopharma.

Portola Pharmaceuticals (biopharma), Merck (biopharma), and Pfizer (biopharma) were the largest detractors from benchmark-relative results. The share price of Portola Pharmaceuticals, a U.S.-based biopharma company, declined following a disappointing European regulatory ruling on its cardiovascular drug betrixaban. Shares of Merck, a U.S.-based pharmaceutical company, moved higher after FDA approval of both

Lenvima, a drug for first-line liver cancer, and an expanded label for Keytruda in combination with Altima and chemotherapy for first line treatment of metastatic non-small cell lung cancer in patients without certain tumors. Not owning this benchmark constituent detracted from relative performance over the period. Not owning Pfizer, a U.S.-based pharmaceutical company, detracted from benchmark-relative returns during the period as a deep research pipeline, dozens of partnerships and an impressive roster of profitable drugs have led the company’s strong performance. Top absolute detractors included Portola Pharmaceuticals and Bristol-Myers Squibb.

Loxo Oncology (biopharma), Johnson & Johnson (biopharma), and AbbVie (biopharma) were the top contributors to benchmark-relative performance over the period. Loxo Oncology, a U.S.-based oncology-focused biopharmaceutical company, rose following positive news on the efficacy/safety profile for one of its pipeline drugs. An underweight to Johnson & Johnson, a U.S.-based multinational medical devices, pharmaceutical and consumer packaged goods manufacturer, and not owning AbbVie, a research-based pharmaceutical company, contributed positively to benchmark-relative returns during the period as the equities underperformed. AbbVie’s stock price fell as the company announced disappointing phase 2 results for small cell lung cancer drug Rova-T and investors reacted negatively to the European patent expiration of blockbuster drug, Humira. Shares of Johnson & Johnson were weak due to a mixed first quarter 2018 earnings report and a result of the FDA’s commitment to targeting large companies that have been artificially keeping drug pricing high without supplying the market with innovative products. After its share price rebounded from its lowest point during the period, Johnson & Johnson was eliminated from the portfolio, and proceeds were used to invest in companies with more promising pipeline assets. UnitedHealth Group was a top absolute contributor to performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Over the long term, we believe that the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge Western-style health care should continue to drive growth of the sector. We believe that we are well-resourced and favorably-positioned to capitalize on that growth.

18

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

The Healthcare sector has advanced broadly over the past two years, but a number of uncertainties have recently contributed to stock volatility. Regarding drug pricing, we continue to believe that meaningful structural reform is unlikely in the foreseeable future. The recently-released Trump Administration Blueprint on drug pricing seeks to increase competition, foster pricing transparency, and wring out inefficiencies in the pharmaceutical market. The role of pharmacy benefits managers, for example, is under scrutiny. The Blueprint also speaks to efforts to increase approvals of generic and biosimilar drugs. Importantly for the biopharmaceutical sector, the Blueprint is supportive of biomedical innovation and the economic model thereof. Consonant with both the Blueprint and with our longstanding approach, we favor equities of companies pursuing innovative therapeutics that address serious unmet medical needs, and equities of companies that provide solutions to the challenges of health care delivery.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities.

Composition by Subsector(1)

as of October 31, 2018

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	23.2%
Food & Staples Retailing	0.6
Health Care Equipment & Supplies	21.4
Health Care Providers & Services	19.7
Health Care Technology	2.8
Life Sciences Tools & Services	4.1
Pharmaceuticals	24.0

Total	95.8%

Short-Term Investments	5.3
Other Assets & Liabilities	(1.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

19

The Hartford MidCap Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	3.63%	10.46%	13.53%
Class A2	-2.07%	9.22%	12.89%
Class C1	2.84%	9.66%	12.73%
Class C2	1.87%	9.66%	12.73%
Class I1	3.91%	10.72%	13.82%
Class R3[1]	3.23%	10.10%	13.25%
Class R4[1]	3.57%	10.44%	13.58%
Class R5[1]	3.89%	10.77%	13.90%
Class R6[1]	3.97%	10.89%	14.02%
Class Y1	3.95%	10.87%	14.01%
Class F1	3.97%	10.76%	13.84%
S&P MidCap 400 Index	1.02%	8.89%	14.13%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/27/09 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/27/09.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.13%	1.13%
Class C	1.87%	1.87%
Class I	0.90%	0.87%
Class R3	1.47%	1.47%
Class R4	1.17%	1.17%
Class R5	0.86%	0.86%
Class R6	0.76%	0.76%
Class Y	0.77%	0.77%
Class F	0.75%	0.75%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursements. Net expenses reflect such arrangements only with respect to Class I. This arrangement remains in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

20

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned 3.63%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 1.02% for the same period. For the same period, the Class A shares of the Fund underperformed the 6.24% average return of the Lipper MidCap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve month period ending October 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-months ended October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump. Entering 2018, bullish sentiment was exceptionally strong, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October 2018. Concerns surrounding slowing global growth, rich valuations, and volatile U.S.-China trade relations weighed heavily on sentiment into the end of the period.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Within the S&P MidCap 400 Index, six of the eleven sectors posted positive returns during the period. The Healthcare (+19%), Energy (+15%), and Consumer Staples (+7%) sectors performed best while Materials (-10%), Financials (-4%), and Industrials (-4%) lagged.

The Fund outperformed the S&P MidCap 400 Index during the period primarily as a result of strong sector allocation, a result of our bottom up stock selection process. This was primarily due to an overweight allocation to the Healthcare sector and an underweight to the Materials sector. This was partially offset by an underweight to the Consumer Staples sector, which detracted from performance. Stock selection also contributed positively to benchmark-relative returns with strong selection in Industrials, Information Technology, and Financials. This was partially offset by negative stock selection in Healthcare and Energy, which detracted from performance.

Top relative contributors to performance included Sage Therapeutics (Healthcare), Neurocrine Biosciences (Healthcare), and Verisign (Information Technology). The leading contributor to performance relative to the benchmark was Sage Therapeutics, a U.S.-based biotech company focused on diseases of the central nervous system. The stock price of the company rose throughout the year after the company announced successful test results for drugs treating postpartum depression and Major Depressive Disorder. The share price of Neurocrine Biosciences, a U.S.-based biopharmaceutical company which makes Ingrezza, a drug that treats tardive dyskinesia, a side-effect of long term opioid use, also performed well as it reported strong revenue growth during the period. Verisign, a U.S.-based internet domain registry company, saw its stock price rise after it reported strong financial results for the year as the company continued to see growing demand for .com and .net address registration. Wex Inc. (Information Technology) was also a top absolute contributor to returns during the period.

Top relative detractors included TESARO (Healthcare), Newfield Exploration (Energy), and not holding Abiomed (Healthcare). TESARO, a U.S.-based pharmaceutical company with a focus on drug development for cancer treatment, was the top relative detractor for the period. Share prices fell due to competitive pressures from a similar class of oncology drugs, which challenged its market leadership in that segment. The stock price of Newfield Exploration, a U.S.-based independent energy company, was impacted by the fact that oil prices had declined since June. We believe the company should benefit from its STACK shale play in Oklahoma. Abiomed is a U.S.-based manufacturer of medical implant devices. Share prices rose during the period as the company has continued to observe positive results for its flagship medical implant devices which assist the heart in pumping, or replacing the heart’s functions temporarily during surgery or acute heart failure. Not owning this benchmark-constituent detracted from relative returns. Blackbaud (Information Technology) was also a top absolute detractor from returns during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

21

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

What is the outlook?

We believe the U.S. economy remained on a solid footing as of the end of the period. A number of issues, including international trade, the ongoing Special Counsel investigation headed by Robert Mueller, and gridlock in Washington may cause an increase in market volatility. At the end of the period, the Fund was most overweight Information Technology, Healthcare, and Industrials, and most underweight Real Estate, Consumer Discretionary, and Materials equities relative to the benchmark.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.7%
Consumer Discretionary	6.6
Energy	4.0
Financials	14.8
Health Care	19.3
Industrials	18.5
Information Technology	27.7
Materials	2.7
Real Estate	1.3
Utilities	2.4

Total	100.0%

Short-Term Investments	0.3
Other Assets & Liabilities	(0.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

22

The Hartford MidCap Value Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-4.56%	5.62%	12.93%
Class A2	-9.81%	4.43%	12.29%
Class C1	-5.26%	4.85%	12.10%
Class C2	-6.18%	4.85%	12.10%
Class I1	-4.27%	5.91%	13.23%
Class R3[1]	-4.84%	5.32%	12.76%
Class R4[1]	-4.52%	5.66%	13.05%
Class R5[1]	-4.32%	5.97%	13.33%
Class Y1	-4.23%	6.05%	13.41%
Class F1	-4.18%	5.99%	13.27%
Russell 2500 Value Index	0.27%	7.17%	12.11%
Russell MidCap Value Index	0.16%	8.11%	13.35%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 5/28/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 5/28/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest U.S. companies based on their market capitalization and current index membership.

Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.24%	1.24%
Class C	1.99%	1.99%
Class I	0.99%	0.99%
Class R3	1.52%	1.52%
Class R4	1.22%	1.22%
Class R5	0.91%	0.91%
Class Y	0.83%	0.83%
Class F	0.80%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

23

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

James N. Mordy*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Gregory J. Garabedian

Managing Director and Equity Research Analyst

Wellington Management Company LLP

* Mr. Mordy has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2018. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2018.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned -4.56%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned 0.27% and 0.16%, respectively, for the same period. For the same period, the Class A shares of the Fund also underperformed the 0.49% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-months ended October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump. Entering 2018, bullish sentiment was exceptionally strong; as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile U.S. and China trade relations weighed heavily on sentiment into the end of the period.

Returns varied by market-cap during the period; large-cap equities, as measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 and Russell 2000 Index, respectively. Returns within the mid cap space varied by style, as the Russell Midcap Growth Index outperformed the Russell Midcap Value Index.

Five of the eleven sectors in the Russell 2500 Value Index gained during the period, with Healthcare (+12%), Energy (+6%), and Utilities (+5%)

performing the best, while Materials (-6%), Industrials (-6%), and Information Technology (-2%) lagged during the period.

The Fund’s underperformance relative to the Russell 2500 Value Index over the twelve-month period was driven primarily by weak security selection within Consumer Discretionary, Energy, and Financials sectors, which was partially offset by strong stock selection within Real Estate, Information Technology, and Utilities sectors. Sector allocation, a result of the bottom up stock selection process, also weighed on benchmark-relative returns, in part due to overweights to the Materials and Industrials sectors and an underweight to the Consumer Discretionary sector. An underweight allocation to the Real Estate sector proved favorable, as did an underweight to the Financials sector, which contributed to performance relative to the Russell 2500 Value Index.

Top absolute and relative detractors from benchmark returns included Newfield Exploration (Energy), Arrow Electronics (Information Technology), and JELD-WEN (Industrials). Shares of Newfield Exploration suffered early in the period from what we think were investor misperceptions regarding the company’s STACK resource base in the Anadarko Basin, despite Newfield actually demonstrating solid improvements in their results. Arrow Electronics underperformed despite strong underlying fundamentals in the business broadly, as the market singled in on some weakness in the enterprise computing solutions segment. JELD-WEN fell during the period on cost pressure and product mix issues that resulted in a reduced guidance range. We continued to hold all three names at the end of the period.

Top contributors to returns relative to the Russell 2500 Value Index included XL Group (Financials), Jardine Lloyd Thompson (Financials), and Microsemi (Information Technology), all three of which received acquisition offers for significant premiums. AXA announced its intent to acquire XL Group, a P&C commercial insurer and reinsurer, for 1.5X book value, causing the stock price to increase. Jardine Lloyd Thompson (JLT), the 5th largest global insurance broker, received an attractive acquisition offer from Marsh & McLennan (a 34% premium or 27x 2019 estimated earnings) and shares rose on the news. We believe this transaction validates JLT’s focus on expanding its specialty business and improving profitability in its United States and United Kingdom divisions. Microchip’s offer represented a 33% premium to Microsemi’s unadjusted share price, resulting in a significant boost in Microsemi’s share price.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

24

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

What is the outlook?

As of the end of the period, U.S. gross domestic product continued to diverge from other major economies as earnings were significantly outpacing with and without the benefit of reduced taxes. Interestingly, while the current U.S. economic recovery is one of the longest in history, it also happens to be the slowest. This phenomenon alone could conceivably allow for a continuation of what many believe is an extended U.S. economic cycle. That said, while most economic indicators signaled a continued U.S. expansion (a positive manufacturing Institute for Supply Management (ISM) rating, healthy employment levels, strong credit performance and solid housing market fundamentals), there were certainly some metrics that warranted increased caution (increasing inflation driven by a tight labor market, flattening yield curve and economic deceleration in China). We generally believe the benefits of fiscal stimulus should continue to outweigh any negative impacts from tariffs or monetary tightening; however, a decoupled U.S. market in comparison to the rest of the world is unlikely sustainable over a long period of time (for example, U.S. Purchasing Managers’ Indices (PMI’s) can remain positive for only so long while Chinese freight indices continue to decelerate). While the ultimate goal of the Trump administration appears to be persuading China and the EU to address what it perceives as unfair trade practices, it continues to be quite difficult to judge how far each side is willing to let the tariff battle escalate and what impact the resulting uncertainty might have on business and consumer confidence.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.0%
Consumer Discretionary	3.6
Consumer Staples	3.3
Energy	7.4
Financials	20.8
Health Care	3.8
Industrials	15.3
Information Technology	14.1
Materials	9.5
Real Estate	12.6
Utilities	5.8

Total	98.2%

Short-Term Investments	3.1
Other Assets & Liabilities	(1.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

25

Hartford Quality Value Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 1/02/1996 (formerly, The Hartford Value Opportunities Fund) Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	2.25%	6.58%	12.39%
Class A2	-3.37%	5.38%	11.75%
Class C1	1.53%	5.81%	11.55%
Class C2	0.56%	5.81%	11.55%
Class I1	2.60%	6.94%	12.71%
Class R3[1]	2.03%	6.27%	12.09%
Class R4[1]	2.29%	6.62%	12.43%
Class R5[1]	2.57%	6.92%	12.76%
Class R6[1]	2.75%	7.03%	12.82%
Class Y1	2.65%	7.01%	12.81%
Class F1	2.71%	6.97%	12.73%
Russell 1000 Value Index	3.03%	8.61%	11.30%
Russell 3000 Value Index	2.78%	8.50%	11.27%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

The returns include the Fund’s performance when it pursued a different investment objective and principal investment strategy prior to November 1, 2017.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Effective November 1, 2017, the Russell 3000 Value Index no longer is one of the Fund’s benchmarks. The investment manager, Hartford Funds Management Company, LLC, believes that the Russell 1000 Value Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.09%	1.05%
Class C	1.83%	1.80%
Class I	0.77%	0.77%
Class R3	1.37%	1.35%
Class R4	1.06%	1.05%
Class R5	0.77%	0.75%
Class R6	0.65%	0.65%
Class Y	0.71%	0.70%
Class F	0.65%	0.65%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18. In addition, effective 9/1/18, Hartford Funds Management Company, LLC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for the Fund as follows: 0.96% (Class A), 1.71% (Class C), 0.66% (Class I), 1.18%, (Class R3), 0.88% (Class R4), 0.63% (Class R5), 0.46% (Class R6), 0.57% (Class Y) and 0.46% (Class F). This contractual arrangement will remain in effect until 2/29/20 unless the Fund’s Board of Directors approves its earlier termination. This expense reimbursement arrangement is not reflected in the Operating Expenses chart.

Portfolio Manager

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Quality Value Fund returned 2.25%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 3.03% for the same period. For the same period, the Class A shares of the Fund also underperformed the 3.74% average return of the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve month period ending October 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-months ended October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump. Entering 2018, bullish sentiment was exceptionally strong as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October 2018. Concerns surrounding slowing global growth, rich valuations, and volatile U.S.-China trade relations weighed heavily on investor confidence into the end of the period.

Returns varied by market-cap during the period, as large-cap equities, measured by the S&P 500 Index, outperformed mid- and small-cap equities, measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Eight out of eleven sectors in the Russell 1000 Value Index rose during the period, with Healthcare (+14%), Communication Services (+9%), and Information Technology (+9%) sectors performing the best. Materials (-10%) and Industrials (-8%) sectors lagged on the broader index during the period.

Sector allocation, a result of the Fund’s bottom-up stock selection process, detracted from performance relative to the Russell 1000 Value Index during the period, due to an underweight to the Communication Services sector and an overweight to the Materials sector. This was partially offset by the positive impact of an overweight to the Consumer Staples sector. Security selection contributed to benchmark-relative performance during the period, with strong selection in Consumer Discretionary, Industrials, and Materials sectors, which was partially offset by weaker selection within Financials, Healthcare, and Consumer Staples sectors, which detracted performance.

The top detractors from performance relative to the Russell 1000 Value Index were Pfizer (Healthcare), IBM (Information Technology), and Coty (Consumer Discretionary). Share prices of Pfizer, a U.S.-based biopharmaceutical company, rose as the company reported increased revenue growth which was driven by ongoing strength within their key brands (Eliquis, Xeljanz, Ibrance, Prevnar, and Xtandi). Not holding this stock detracted from relative performance. IBM, a U.S.-based information technology products and services provider, saw its share price fall after reporting decreased revenue growth with a decline in high margin software revenue. The stock price of Coty, a U.S.-based consumer beauty and cosmetic company, fell following negative earnings results with revenues slipping as their turnaround strategy continued to struggle. As such, we eliminated the Fund’s position in Coty in favor of other companies with greater return potential, in our opinion. American International Group (Financials) and Bristol-Myers Squibb (Healthcare) were among the top absolute detractors from performance during the period.

27

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

The largest contributors to relative performance were General Electric (Industrials), XL Group (Financials), and Hess (Energy). The stock price of General Electric, a U.S.-based multinational conglomerate operating in the technology infrastructure, capital finance, and consumer and industrial products industries, fell as the company reported earnings results that were weaker than consensus estimates, primarily driven by another miss in their Power Segment. Not holding this stock contributed positively to relative performance. Share prices of XL Group, a U.S.-based global insurance and reinsurance company, rose during the period following news that AXA would acquire the company. We eliminated the Fund’s position in XL Group during the period. The stock price of Hess, a U.S.-based oil exploration and production company, rose after the company announced strong cash flow generation and production, coupled with lower capital spending. Merck (Healthcare), Verizon (Communication Services), and Cisco Systems (Information Technology) were top absolute contributors to performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to continue posting strong growth for the remainder of the year. The housing and labor markets remain healthy, with a low rate of unemployment, growing wage gains, and stable housing prices. We believe this should lead to continued tightening by the Fed in the form of interest rate increases. One wildcard however, that will likely dictate the pace of tightening, is growth outside of the U.S., which has been sluggish and may slow the pace of rate increases.

With stock valuations high and many sectors expensive in our view, we have been increasingly seeking equities with moderate valuations and defensive characteristics. At the end of the period, the Fund was most overweight Information Technology, Financials, and Materials sectors and most underweight Communication Services, Utilities, and Real Estate sectors, relative to the benchmark.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.1%
Consumer Discretionary	4.7
Consumer Staples	7.7
Energy	11.1
Financials	24.4
Health Care	13.7
Industrials	8.3
Information Technology	11.1
Materials	5.0
Real Estate	3.1
Utilities	4.2

Total	98.4%

Short-Term Investments	1.8
Other Assets & Liabilities	(0.2)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

28

Hartford Small Cap Core Fund*

Fund Overview

October 31, 2018 (Unaudited)

Inception 1/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

*

Effective 11/1/18, the Fund changed its name (now known as Hartford Small Cap Value Fund), principal investment strategy, portfolio manager and benchmark. The information in this report is as of 10/31/18 and therefore, does not reflect any of these changes. For more information, please see the Fund’s most recent prospectus.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	1.00%	6.03%	12.76%
Class A2	-4.55%	4.84%	12.12%
Class C1	0.27%	5.25%	11.93%
Class C2	-0.68%	5.25%	11.93%
Class I1	1.33%	6.27%	12.88%
Class R3[1]	0.82%	5.80%	12.71%
Class R4[1]	1.07%	6.12%	12.94%
Class R5[1]	1.39%	6.43%	13.19%
Class R6[1]	1.42%	6.50%	13.21%
Class Y1	1.42%	6.50%	13.21%
Class F1	1.42%	6.30%	12.90%
Russell 2000 Index	1.85%	8.01%	12.44%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 6/4/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2000 Index (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

29

Hartford Small Cap Core Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.34%	1.30%
Class C	2.11%	2.05%
Class I	1.00%	1.00%
Class R3	1.59%	1.50%
Class R4	1.29%	1.20%
Class R5	0.99%	0.90%
Class R6	0.87%	0.85%
Class Y	0.87%	0.85%
Class F	0.87%	0.85%

*

Expenses as shown in the Fund’s prospectus dated March 1, 2018, as supplemented through October 11, 2018. Net expenses reflect contractual expense reimbursements, if any. The Fund filed a prospectus supplement with the U.S. Securities and Exchange Commission on 11/1/18 that reflected modifications to the Fund’s contractual management fee rate and contractual expense reimbursement arrangements that were effective 9/1/18. The gross expense ratios shown in the 11/1/18 supplement are as follows, 1.31%, (Class A), 2.08% (Class C), 0.96% (Class I), 1.56% (Class R3), 1.26% (Class R4), 0.96% (Class R5), 0.84% (Class R6), 0.90% (Class Y), and 0.84% (Class F). The net expense ratios shown in the 11/1/18 supplement are as follows, 1.30%, (Class A), 2.05% (Class C), 0.96% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.80% (Class R6), 0.85% (Class Y), and 0.80% (Class F).

Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

Portfolio Manager*

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

*

Effective November 1, 2018, the Fund (now known as the Hartford Small Cap Value Fund) changed its name, principal investment strategy, portfolio manager and benchmark. The information in this report is as of October 31, 2018 and therefore, does not reflect any of these changes. For more information, please see the Fund’s most recent prospectus.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Core Fund returned 1.00%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned 1.85% for the same period. For the same period, the Class A shares of the Fund outperformed the 0.03% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during twelve-months ended October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened US tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by President Donald Trump. Entering 2018, bullish sentiment was exceptionally strong; as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile U.S.-China trade relations weighed heavily on sentiment into the end of the period.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Five of the eleven sectors in the Russell 2000 Index rose during the period, with Healthcare (+12%), Consumer Staples (+10%), and Consumer Discretionary (+8%) sectors performing the best. Materials (-13%), Energy (-6%), and Industrials (-4%) sectors lagged on a relative basis during the period.

Security selection contributed to performance relative to the Russell 2000 Index during the period due to stronger stock selection in Consumer Staples, Consumer Discretionary, and Energy sectors, which was partially offset by weaker stock selection in the Information Technology, Healthcare, and Industrials sectors. From a sector allocation perspective, a result of our bottom-up quantitative stock selection process, an underweight allocation to Materials and an overweight allocation to Consumer Staples contributed to benchmark-relative performance. This was partially offset by an overweight to Real Estate and underweight to Information Technology sectors, which detracted performance.

The largest detractors from absolute and relative performance to the Russell 2000 Index over the period were Banco Latinoamericano de Comercio Exterior S.A. (Financials), Akebia Therapeutics (Healthcare), and Quad/Graphics Inc. (Industrials). Share prices of Banco Latinoamericano de Comercio Exterior S.A., a specialized multinational bank, declined over the period, as the company reported lower than

30

Hartford Small Cap Core Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

expected quarterly earnings over multiple quarters. Share prices of Akebia Therapeutics, a U.S.-based biopharmaceutical product manufacturer, fell over the period, most notably after the company announced a new stock offering and it missed earnings estimates. Share prices of Quad/Graphics Inc., a U.S.-based commercial printing company, fell during the period after the company reported weaker than expected quarterly results.

The largest contributors to benchmark-relative performance during the period were Medifast Inc. (Consumer Staples), First BanCorp Puerto Rico (Financials), and Usana Health Sciences (Consumer Staples). Share prices of Medifast Inc. a U.S.-based nutrition and weight loss company, rose during the period as the company reported double digit sales growth over four consecutive quarters. Share prices of First BanCorp, a U.S.-based company providing commercial banking services, rose on positive results over multiple quarters on the back of strong net interest income and lower than expected expenses. Share prices of Usana Health Sciences, a Utah-based multi-level marketing company that produces various nutritional products, dietary supplements and skincare products, rose during the period after reporting better than expected quarter earnings results. Deckers Outdoor (Consumer Discretionary) contributed positively to absolute returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

At the end of the period the Fund was most overweight the Healthcare, Communication Services, and Consumer Discretionary sectors and most underweight the Financials, Utilities, and Information Technology sectors relative to the Russell 2000 Index.

As we look forward, we expect growth and inflation to remain above recent trends in 2018, but as we look forward to 2019 and 2020, we expect a deceleration in that growth as the economy digests higher interest rates and unemployment at the lowest levels since 1969. The impact of protectionism remains a wild card.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.3%
Consumer Discretionary	13.6
Consumer Staples	4.1
Energy	4.4
Financials	15.1
Health Care	17.7
Industrials	14.3
Information Technology	14.4
Materials	3.3
Real Estate	5.6
Utilities	1.2

Total	99.0%

Short-Term Investments	6.3
Other Assets & Liabilities	(5.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

31

The Hartford Small Cap Growth Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 1/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	1.20%	8.29%	14.48%
Class A2	-4.36%	7.07%	13.84%
Class C1	0.53%	7.54%	13.66%
Class C2	-0.42%	7.54%	13.66%
Class I1	1.59%	8.61%	14.78%
Class R3[1]	0.94%	8.00%	14.18%
Class R4[1]	1.26%	8.34%	14.52%
Class R5[1]	1.56%	8.67%	14.86%
Class R6[1]	1.66%	8.75%	14.94%
Class Y1	1.63%	8.76%	14.95%
Class F1	1.66%	8.66%	14.81%
Russell 2000 Growth Index	4.13%	8.75%	13.89%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Effective 3/6/15, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	1.92%	1.92%
Class I	0.86%	0.86%
Class R3	1.49%	1.49%
Class R4	1.18%	1.18%
Class R5	0.87%	0.87%
Class R6	0.77%	0.77%
Class Y	0.79%	0.79%
Class F	0.77%	0.77%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

32

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned 1.20%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 4.13%. For the same period, the Class A shares of the Fund underperformed the average return of the Lipper Small-Cap Growth Funds peer group 9.84%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose for the twelve-month period ended October 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-months ended October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump. Entering 2018, bullish sentiment was exceptionally strong; as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile U.S. and China trade relations weighed heavily on sentiment into the end of the period.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index outperformed mid-cap and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Five out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Consumer Staples (+21%), Healthcare (+12%), and Information Technology (+9%) sectors increased the most while Energy (-18%),

Materials (-15%), and Industrials (-6%), lagged the Russell 2000 Growth Index.

Security selection was the primary driver of underperformance relative to the Russell 2000 Growth Index. Weak selection in Healthcare, Materials, and Consumer Staples sectors detracted negatively from relative performance, slightly offset by strong selection in Information Technology and Energy sectors. Sector allocation, a result of the bottom up stock selection, contributed positively to relative performance primarily driven by the Fund’s underweight allocation to Materials and overweight in Information Technology.

The top relative detractors included Nektar Therapeutics (Healthcare), FivePrime Therapeutics (Healthcare), and Floor & Décor (Consumer Discretionary). Shares of Nektar Therapeutics, a biotechnology company, fell during the period as optimism decreased about the effectiveness of its leading cancer drug NKTR-214. Shares of FivePrime Therapeutics, a biotechnology company, declined during the period after reporting lackluster results in a clinical trial of the firm’s pancreatic cancer drug. Shares of Floor & Décor, a surface and flooring company, declined during the period over concerns around rising interest rates and slowing housing starts. Top absolute detractors for the period included JELD-WEN Holdings (Industrials), and FivePrime Therapeutics (Healthcare).

The top relative contributors to performance were Wingstop (Consumer Discretionary), MongoDB (Information Technology), and Etsy (Consumer Discretionary). Shares of Wingstop, an owner and operator of restaurants and franchises, rose on the back of high same-store sales growth, and optimism about the companies roll out of delivery services in 2019. Shares of MongoDB, a database platform company, rose because of strong subscription growth and continued traction in their cloud-hosted database offering. Shares of Etsy, an e-commerce company, rose during the period on the back of strong sales and revenue growth. The company also raised its revenue guidance and remains active with their share repurchase program. Top absolute contributors for the period included Etsy (Consumer Discretionary), and Wingstop (Consumer Discretionary).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

While the overall U.S. economy remains relatively healthy, most companies are beginning to see increasing labor and material costs.

33

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

With unemployment levels low and trending lower, we still believe risks to U.S. inflation are to the upside. Many companies are facing the prospect of either absorbing these costs (therefore reducing marginal profitability) or passing the costs through and face the uncertain elasticity that may come from raising prices. Trade continues to dominate the narrative right now. While the initial tariff rate may be offset by some efficiencies and very nominal price increases, the risks remain high given the automatic rise in tariffs next year. We are hopeful that a conversation with China will restart soon. We are becoming cautious about supply chain disruption and capital expenditure uncertainty given the trade talks and potential reciprocal measures that China may impose. We believe that the risk of a spike in oil prices is rising each day as Iran is being blocked out of international markets. Offsetting some of these risks is the employment situation and changes to the Childcare tax and current withholdings that could be a positive surprise for many Americans tax refund next cycle. Given all of the above and, considering the market moves so far relative to earnings, the risk for increased volatility remains high in our view.

Overall, we believe the U.S. economy remains healthy, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to our disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to generate benchmark relative outperformance.

At the end of the period, the Fund’s largest overweights were to the Information Technology, Healthcare, and Consumer Staples sectors, while the Fund’s largest underweights were to the Communication Services and Consumer Discretionary sectors, relative to the benchmark.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.9%
Consumer Discretionary	13.4
Consumer Staples	3.8
Energy	2.1
Financials	9.5
Health Care	26.9
Industrials	16.3
Information Technology	19.3
Materials	2.8
Real Estate	2.6

Total	98.6%

Short-Term Investments	3.9
Other Assets & Liabilities	(2.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

The Hartford Small Company Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	9.20%	7.19%	11.70%
Class A2	3.19%	5.98%	11.07%
Class C1	8.34%	6.41%	10.89%
Class C2	7.34%	6.41%	10.89%
Class I1	9.45%	7.44%	11.98%
Class R3[1]	8.92%	6.97%	11.48%
Class R4[1]	9.25%	7.30%	11.83%
Class R5[1]	9.58%	7.62%	12.15%
Class R6[1]	9.66%	7.71%	12.27%
Class Y1	9.66%	7.70%	12.26%
Class F1	9.63%	7.51%	12.01%
Russell 2000 Growth Index	4.13%	8.75%	13.89%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.39%	1.39%
Class C	2.18%	2.16%
Class I	1.13%	1.13%
Class R3	1.65%	1.56%
Class R4	1.34%	1.26%
Class R5	1.05%	0.96%
Class R6	0.93%	0.91%
Class Y	0.93%	0.91%
Class F	0.93%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

35

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John V. Schneider, CFA

Vice President and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned 9.20%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 4.13% for the same period. For the same period, the Class A shares of the Fund also underperformed the 9.84% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities posted positive results over the trailing twelve-month period ended October 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-months ended October 31, 2018, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump. Entering 2018, bullish sentiment was exceptionally strong; as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile U.S. and China trade relations weighed heavily on sentiment into the end of the period.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed mid-cap and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Small cap growth equities outperformed small cap value equities during the period, as measured by the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. Five out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. Consumer Staples (+21%), Healthcare (+12%), and Information Technology (+9%) sectors increased the most while Energy (-18%), Materials (-15%), and Industrials (-6%), lagged the Russell 2000 Growth Index.

During the period, security selection was the primary driver of the Fund’s outperformance relative to the Russell 2000 Growth Index. In particular, selection was strongest in the Information Technology and Healthcare sectors, which was offset by weaker selection in the Financials and Industrials sectors, which detracted from performance relative to the Russell 2000 Growth Index. Sector allocation, which is a result of bottom-up stock selection, modestly detracted from relative returns. An underweight to Healthcare detracted most, which was slightly offset by an underweight to Industrials, which contributed to performance during the period.

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Planet Fitness (Consumer Discretionary), The Trade Desk (Information Technology), and Insulet (Healthcare). Shares of Planet Fitness, a large U.S.-based franchisor and operator of fitness centers, rose during the period after it announced revenues and earnings that beat market expectations as it continued to demonstrate strong same store sales and unit growth. Shares of The Trade Desk, a U.S.-based online advertising marketplace, rose as the company increasingly took market share from traditional to digital programmatic advertising. Shares of Insulet, a producer of the Omnipod insulin management system (a tubeless insulin delivery system controlled by a remote device), rose as the emerging growth company reported positive operating income in the third quarter of 2018, its best performance to date.

Top detractors from relative performance during the period included Floor & Décor (Consumer Discretionary), Tower Semiconductor (Information Technology), and Marriott Vacations (Consumer Discretionary). Shares of Floor & Décor, a hard surface flooring company, fell as the company reported disappointing sales and lowered their guidance due to broader concerns over the implications of a slowdown in housing. Shares of Tower Semiconductor, an independent foundry providing semiconductor integrated circuits manufacturing and related design services, fell as they lowered short-term guidance stemming from weakness in their mobile phone chip segment. We eliminated the position to redeploy the proceeds into more attractive opportunities in our view. Shares of Marriott Vacations, a vacation timeshare ownership company, fell over concerns that it may have overpaid for an acquisition that will allow it to expand its geographic coverage.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

36

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

What is the outlook?

Despite geopolitical turbulence, we remain constructive on equity markets as global growth prospects remain strong in our view. We believe corporate earnings momentum is strong in certain equities in the Information Technology sector, where the Fund is overweight. The main risks we see to our base case are political in nature and include mounting trade war rhetoric and the potential for tariffs to impact margins and consumer demand. However, most sustained market corrections are correlated with economic recessions, and we do not see any major signs of an imminent economic downturn in the U.S.

The Fund’s sector weights are a product of our bottom-up stock selection based on company specific research. The Fund’s largest overweights at the end of the period were to the Healthcare and Consumer Discretionary sectors while Industrials and Communication Services represented the Fund’s largest underweight exposures.

We continue to compare new opportunities to current holdings using our structured process and upside/downside framework. We remain true to our investment process, specifically our focus on emerging and re-emerging growth businesses, with sustainable growth, superior management, and positive operating momentum.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.5%
Consumer Discretionary	16.3
Consumer Staples	2.3
Energy	2.6
Financials	6.8
Health Care	27.8
Industrials	12.4
Information Technology	17.8
Materials	3.8
Real Estate	2.2

Total	94.5%

Short-Term Investments	8.2
Other Assets & Liabilities	(2.7)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

37

Hartford Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2018 through October 31, 2018. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio
The Hartford Capital Appreciation Fund
Class A	$1,000.00	$1,000.00	$5.29	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$996.60	$9.01	$1,000.00	$1,016.18	$9.10	1.79%
Class I	$1,000.00	$1,001.30	$3.88	$1,000.00	$1,021.32	$3.92	0.77%
Class R3	$1,000.00	$998.30	$7.05	$1,000.00	$1,018.15	$7.12	1.40%
Class R4	$1,000.00	$999.80	$5.49	$1,000.00	$1,019.71	$5.55	1.09%
Class R5	$1,000.00	$1,001.10	$3.98	$1,000.00	$1,021.22	$4.02	0.79%
Class R6	$1,000.00	$1,001.80	$3.48	$1,000.00	$1,021.73	$3.52	0.69%
Class Y	$1,000.00	$1,001.80	$3.53	$1,000.00	$1,021.68	$3.57	0.70%
Class F	$1,000.00	$1,001.80	$3.48	$1,000.00	$1,021.73	$3.52	0.69%

Hartford Core Equity Fund
Class A	$1,000.00	$1,031.50	$3.79	$1,000.00	$1,021.48	$3.77	0.74%
Class C	$1,000.00	$1,028.00	$7.57	$1,000.00	$1,017.75	$7.53	1.48%
Class I	$1,000.00	$1,033.10	$2.41	$1,000.00	$1,022.84	$2.40	0.47%
Class R3	$1,000.00	$1,029.70	$5.63	$1,000.00	$1,019.66	$5.60	1.10%
Class R4	$1,000.00	$1,031.20	$3.89	$1,000.00	$1,021.37	$3.87	0.76%
Class R5	$1,000.00	$1,032.90	$2.51	$1,000.00	$1,022.74	$2.50	0.49%
Class R6	$1,000.00	$1,033.40	$2.00	$1,000.00	$1,023.24	$1.99	0.39%
Class Y	$1,000.00	$1,033.40	$2.15	$1,000.00	$1,023.09	$2.14	0.42%
Class F	$1,000.00	$1,033.40	$2.00	$1,000.00	$1,023.24	$1.99	0.39%

38

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio

The Hartford Dividend and Growth Fund
Class A	$1,000.00	$1,021.20	$5.04	$1,000.00	$1,020.22	$5.04	0.99%
Class C	$1,000.00	$1,017.20	$8.90	$1,000.00	$1,016.38	$8.89	1.75%
Class I	$1,000.00	$1,022.30	$3.72	$1,000.00	$1,021.53	$3.72	0.73%
Class R3	$1,000.00	$1,019.50	$6.87	$1,000.00	$1,018.40	$6.87	1.35%
Class R4	$1,000.00	$1,020.50	$5.30	$1,000.00	$1,019.96	$5.30	1.04%
Class R5	$1,000.00	$1,022.30	$3.77	$1,000.00	$1,021.48	$3.77	0.74%
Class R6	$1,000.00	$1,022.80	$3.26	$1,000.00	$1,021.98	$3.26	0.64%
Class Y	$1,000.00	$1,022.70	$3.47	$1,000.00	$1,021.78	$3.47	0.68%
Class F	$1,000.00	$1,023.10	$3.26	$1,000.00	$1,021.98	$3.26	0.64%

The Hartford Equity Income Fund
Class A	$1,000.00	$1,002.50	$5.00	$1,000.00	$1,020.22	$5.04	0.99%
Class C	$1,000.00	$999.10	$8.82	$1,000.00	$1,016.38	$8.89	1.75%
Class I	$1,000.00	$1,003.80	$3.74	$1,000.00	$1,021.48	$3.77	0.74%
Class R3	$1,000.00	$1,000.60	$6.86	$1,000.00	$1,018.35	$6.92	1.36%
Class R4	$1,000.00	$1,002.10	$5.35	$1,000.00	$1,019.86	$5.40	1.06%
Class R5	$1,000.00	$1,004.20	$3.84	$1,000.00	$1,021.37	$3.87	0.76%
Class R6	$1,000.00	$1,004.20	$3.33	$1,000.00	$1,021.88	$3.36	0.66%
Class Y	$1,000.00	$1,004.00	$3.54	$1,000.00	$1,021.68	$3.57	0.70%
Class F	$1,000.00	$1,004.30	$3.28	$1,000.00	$1,021.93	$3.31	0.65%

The Hartford Growth Opportunities Fund
Class A	$1,000.00	$1,027.80	$5.62	$1,000.00	$1,019.66	$5.60	1.10%
Class C	$1,000.00	$1,023.70	$9.44	$1,000.00	$1,015.88	$9.40	1.85%
Class I	$1,000.00	$1,029.20	$4.25	$1,000.00	$1,021.02	$4.23	0.83%
Class R3	$1,000.00	$1,026.10	$7.46	$1,000.00	$1,017.85	$7.43	1.46%
Class R4	$1,000.00	$1,027.60	$5.88	$1,000.00	$1,019.41	$5.85	1.15%
Class R5	$1,000.00	$1,029.20	$4.40	$1,000.00	$1,020.87	$4.38	0.86%
Class R6	$1,000.00	$1,029.80	$3.84	$1,000.00	$1,021.43	$3.82	0.75%
Class Y	$1,000.00	$1,029.60	$4.04	$1,000.00	$1,021.22	$4.02	0.79%
Class F	$1,000.00	$1,029.60	$3.84	$1,000.00	$1,021.43	$3.82	0.75%

The Hartford Healthcare Fund
Class A	$1,000.00	$1,017.20	$6.46	$1,000.00	$1,018.80	$6.46	1.27%
Class C	$1,000.00	$1,013.40	$10.20	$1,000.00	$1,015.07	$10.21	2.01%
Class I	$1,000.00	$1,018.60	$5.04	$1,000.00	$1,020.22	$5.04	0.99%
Class R3	$1,000.00	$1,015.50	$8.13	$1,000.00	$1,017.14	$8.13	1.60%
Class R4	$1,000.00	$1,017.00	$6.61	$1,000.00	$1,018.65	$6.61	1.30%
Class R5	$1,000.00	$1,018.60	$5.14	$1,000.00	$1,020.11	$5.14	1.01%
Class Y	$1,000.00	$1,018.90	$4.68	$1,000.00	$1,020.57	$4.69	0.92%
Class F	$1,000.00	$1,018.90	$4.53	$1,000.00	$1,020.72	$4.53	0.89%

The Hartford MidCap Fund
Class A	$1,000.00	$970.30	$5.46	$1,000.00	$1,019.66	$5.60	1.10%
Class C	$1,000.00	$966.50	$9.17	$1,000.00	$1,015.88	$9.40	1.85%
Class I	$1,000.00	$971.40	$4.07	$1,000.00	$1,021.07	$4.18	0.82%
Class R3	$1,000.00	$968.60	$7.24	$1,000.00	$1,017.85	$7.43	1.46%
Class R4	$1,000.00	$970.00	$5.71	$1,000.00	$1,019.41	$5.85	1.15%
Class R5	$1,000.00	$971.60	$4.22	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$971.80	$3.73	$1,000.00	$1,021.43	$3.82	0.75%
Class Y	$1,000.00	$971.60	$3.88	$1,000.00	$1,021.27	$3.97	0.78%
Class F	$1,000.00	$971.80	$3.73	$1,000.00	$1,021.43	$3.82	0.75%

39

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio

The Hartford MidCap Value Fund
Class A	$1,000.00	$946.60	$5.99	$1,000.00	$1,019.06	$6.21	1.22%
Class C	$1,000.00	$942.50	$9.65	$1,000.00	$1,015.28	$10.01	1.97%
Class I	$1,000.00	$947.70	$4.42	$1,000.00	$1,020.67	$4.58	0.90%
Class R3	$1,000.00	$944.80	$7.50	$1,000.00	$1,017.49	$7.78	1.53%
Class R4	$1,000.00	$946.40	$6.03	$1,000.00	$1,019.01	$6.26	1.23%
Class R5	$1,000.00	$947.70	$4.57	$1,000.00	$1,020.52	$4.74	0.93%
Class Y	$1,000.00	$947.80	$4.22	$1,000.00	$1,020.87	$4.38	0.86%
Class F	$1,000.00	$948.40	$3.93	$1,000.00	$1,021.17	$4.08	0.80%

Hartford Quality Value Fund
Class A	$1,000.00	$994.50	$5.13	$1,000.00	$1,020.06	$5.19	1.02%
Class C	$1,000.00	$991.30	$8.88	$1,000.00	$1,016.28	$9.00	1.77%
Class I	$1,000.00	$996.50	$3.32	$1,000.00	$1,021.88	$3.36	0.66%
Class R3	$1,000.00	$993.60	$6.33	$1,000.00	$1,018.85	$6.41	1.26%
Class R4	$1,000.00	$994.70	$4.93	$1,000.00	$1,020.27	$4.99	0.98%
Class R5	$1,000.00	$996.60	$3.52	$1,000.00	$1,021.68	$3.57	0.70%
Class R6	$1,000.00	$997.10	$2.82	$1,000.00	$1,022.38	$2.85	0.56%
Class Y	$1,000.00	$996.60	$3.02	$1,000.00	$1,022.18	$3.06	0.60%
Class F	$1,000.00	$997.00	$2.87	$1,000.00	$1,022.33	$2.91	0.57%

Hartford Small Cap Core Fund
Class A	$1,000.00	$1,000.70	$6.45	$1,000.00	$1,018.75	$6.51	1.28%
Class C	$1,000.00	$997.60	$10.17	$1,000.00	$1,015.02	$10.26	2.02%
Class I	$1,000.00	$1,002.20	$4.74	$1,000.00	$1,020.47	$4.79	0.94%
Class R3	$1,000.00	$1,000.00	$7.06	$1,000.00	$1,018.15	$7.12	1.40%
Class R4	$1,000.00	$1,000.70	$6.00	$1,000.00	$1,019.21	$6.06	1.19%
Class R5	$1,000.00	$1,002.80	$4.59	$1,000.00	$1,020.62	$4.63	0.91%
Class R6	$1,000.00	$1,002.80	$4.24	$1,000.00	$1,020.97	$4.28	0.84%
Class Y	$1,000.00	$1,000.00	$4.84	$1,000.00	$1,020.37	$4.89	0.96%
Class F	$1,000.00	$1,002.90	$4.19	$1,000.00	$1,021.02	$4.23	0.83%

The Hartford Small Cap Growth Fund
Class A	$1,000.00	$974.60	$5.97	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$971.40	$9.34	$1,000.00	$1,015.73	$9.55	1.88%
Class I	$1,000.00	$976.40	$4.08	$1,000.00	$1,021.07	$4.18	0.82%
Class R3	$1,000.00	$973.30	$7.31	$1,000.00	$1,017.80	$7.48	1.47%
Class R4	$1,000.00	$974.90	$5.72	$1,000.00	$1,019.41	$5.85	1.15%
Class R5	$1,000.00	$976.40	$4.23	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$976.80	$3.74	$1,000.00	$1,021.43	$3.82	0.75%
Class Y	$1,000.00	$976.60	$3.94	$1,000.00	$1,021.22	$4.02	0.79%
Class F	$1,000.00	$976.80	$3.74	$1,000.00	$1,021.43	$3.82	0.75%

The Hartford Small Company Fund
Class A	$1,000.00	$1,020.20	$6.72	$1,000.00	$1,018.55	$6.72	1.32%
Class C	$1,000.00	$1,016.40	$10.62	$1,000.00	$1,014.67	$10.61	2.09%
Class I	$1,000.00	$1,021.50	$5.30	$1,000.00	$1,019.96	$5.30	1.04%
Class R3	$1,000.00	$1,018.70	$7.89	$1,000.00	$1,017.39	$7.88	1.55%
Class R4	$1,000.00	$1,020.20	$6.37	$1,000.00	$1,018.90	$6.36	1.25%
Class R5	$1,000.00	$1,022.00	$4.84	$1,000.00	$1,020.42	$4.84	0.95%
Class R6	$1,000.00	$1,022.30	$4.59	$1,000.00	$1,020.67	$4.58	0.90%
Class Y	$1,000.00	$1,022.30	$4.59	$1,000.00	$1,020.67	$4.58	0.90%
Class F	$1,000.00	$1,021.90	$4.59	$1,000.00	$1,020.67	$4.58	0.90%

40

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6%
	Automobiles & Components - 1.0%
525,834	Aptiv plc	$40,384,051
137,905	Ferrari N.V.	16,148,919
457,051	Valeo S.A.	14,741,839

		71,274,809

	Banks - 3.3%
1,944,824	Bank of America Corp.	53,482,660
519,372	Citizens Financial Group, Inc.	19,398,544
196,890	First Republic Bank	17,915,021
576,381	HDFC Bank Ltd.	14,901,567
14,910	HDFC Bank Ltd. ADR	1,325,648
2,662,272	KeyCorp.	48,346,859
466,642	PNC Financial Services Group, Inc.	59,958,831
494,310	Sumitomo Mitsui Financial Group, Inc.	19,246,005

		234,575,135

	Capital Goods - 4.9%
157,953	3M Co.	30,052,138
433,800	AerCap Holdings N.V.*	21,724,704
146,735	Airbus SE	16,216,304
356,590	General Dynamics Corp.	61,540,302
1,927,392	General Electric Co.	19,466,659
806,800	Harry’s Manufacturing, Inc.*(1)(2)(3)	11,004,752
286,510	Ingersoll-Rand plc	27,487,769
143,525	L3 Technologies, Inc.	27,193,682
178,711	Lockheed Martin Corp.	52,514,227
148,292	Northrop Grumman Corp.	38,845,090
123,478	Rockwell Automation, Inc.	20,340,531
165,365	Safran S.A.	21,369,765

		347,755,923

	Commercial & Professional Services - 2.7%
134,691	CoStar Group, Inc.*	48,680,021
261,461	Equifax, Inc.	26,522,604
416,060	IHS Markit Ltd.*	21,855,632
172,892	Intertek Group plc	10,359,055
4,595	Klarna Holding AB*(1)(2)(3)	575,935
734,251	Republic Services, Inc.	53,365,363
269,474	TransUnion	17,717,915
215,566	Waste Connections, Inc.	16,477,865

		195,554,390

	Consumer Durables & Apparel - 3.8%
1,513,167	NIKE, Inc. Class B	113,548,052
257,875	Sony Corp.	13,955,350
409,992	Tapestry, Inc.	17,346,761
1,825,264	Under Armour, Inc. Class A*(4)	40,356,587
2,948,796	Under Armour, Inc. Class C*(4)	58,474,625
351,562	VF Corp.	29,137,459

		272,818,834

	Consumer Services - 4.6%
147,008	Chipotle Mexican Grill, Inc.*	67,672,193
76,266	Domino’s Pizza, Inc.	20,499,538
5,654,566	DraftKings, Inc.*(1)(2)(3)	14,416,655
730,924	Hilton Worldwide Holdings, Inc.	52,019,861
1,048,100	Las Vegas Sands Corp.	53,484,543
178,173	Marriott Vacations Worldwide Corp.	15,766,529
425,824	McDonald’s Corp.	75,328,265
250,018	New Oriental Education & Technology Group, Inc. ADR*	14,628,553
172,542	Royal Caribbean Cruises Ltd.	18,070,324

		331,886,461

	Diversified Financials - 4.6%
886,257	American Express Co.	91,045,182
329,890	Intercontinental Exchange, Inc.	25,414,726

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Diversified Financials - 4.6% - (continued)
1,339,319	J2 Acquisition Ltd.*(5)	$12,120,837
1,087,552	Morgan Stanley	49,657,624
3,528,150	SLM Corp.*	35,775,441
429,854	State Street Corp.	29,552,462
1,236,667	TD Ameritrade Holding Corp.	63,960,417
1,326,260	UBS Group AG*	18,537,288

		326,063,977

	Energy - 3.0%
424,329	Concho Resources, Inc.*	59,019,921
421,901	Diamondback Energy, Inc.(4)	47,404,796
436,103	EOG Resources, Inc.	45,939,090
239,586	Halliburton Co.	8,308,842
342,325	Total S.A.(4)	20,086,065
2,082,878	WPX Energy, Inc.*	33,409,363

		214,168,077

	Food & Staples Retailing - 1.9%
152,826	Costco Wholesale Corp.	34,940,609
1,027,990	Walmart, Inc.	103,086,837

		138,027,446

	Food, Beverage & Tobacco - 4.4%
764,092	Altria Group, Inc.	49,696,544
1,532,390	Coca-Cola Co.	73,370,833
1,824,111	Diageo plc	63,062,284
391,528	Lamb Weston Holdings, Inc.	30,601,829
272,824	Monster Beverage Corp.*	14,418,748
613,443	PepsiCo., Inc.	68,938,724
1,557,850	Treasury Wine Estates Ltd.	16,768,012

		316,856,974

	Health Care Equipment & Services - 7.6%
83,915	Align Technology, Inc.*	18,561,998
769,512	Baxter International, Inc.	48,102,195
114,079	Becton Dickinson and Co.	26,295,210
623,100	Danaher Corp.	61,936,140
321,426	Haemonetics Corp.*	33,579,374
411,179	Insulet Corp.*	36,270,100
424,041	Koninklijke Philips N.V.	15,814,963
1,274,416	Medtronic plc	114,468,045
169,675	Penumbra, Inc.*	23,075,800
314,143	Stryker Corp.	50,960,278
64,116	Teleflex, Inc.	15,435,286
212,615	UnitedHealth Group, Inc.	55,566,930
303,467	Veeva Systems, Inc. Class A*	27,721,710
52,878	WellCare Health Plans, Inc.*	14,593,799

		542,381,828

	Household & Personal Products - 1.3%
273,519	Clorox Co.	40,603,896
926,789	Colgate-Palmolive Co.	55,190,285

		95,794,181

	Insurance - 4.3%
956,370	Aflac, Inc.	41,190,856
508,843	Arthur J Gallagher & Co.	37,659,470
496,113	Chubb Ltd.	61,969,475
350,293	Lincoln National Corp.	21,084,136
530,940	Marsh & McLennan Cos., Inc.	44,997,165
2,404,251	Ping An Insurance Group Co. of China Ltd. Class H	22,729,856
361,400	Tokio Marine Holdings, Inc.	17,026,322
537,892	Unum Group	19,503,964
313,897	Willis Towers Watson plc	44,937,495

		311,098,739

The accompanying notes are an integral part of these financial statements.

41

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Materials - 3.7%
590,609	Anglo American plc	$12,605,591
693,009	CF Industries Holdings, Inc.	33,285,222
307,214	Eastman Chemical Co.	24,070,217
238,552	FMC Corp.	18,626,140
373,419	International Paper Co.	16,938,286
485,683	Linde plc	80,365,966
754,414	Mosaic Co.	23,341,569
391,707	Nucor Corp.	23,157,718
124,503	Packaging Corp. of America	11,430,620
210,572	Vulcan Materials Co.	21,297,252

		265,118,581

	Media & Entertainment - 2.9%
36,169	Alphabet, Inc. Class A*	39,445,188
16,818	Alphabet, Inc. Class C*	18,109,118
132,272	Netflix, Inc.*	39,917,044
558,005	Ocean Outdoor Ltd.*(1)(3)(5)	5,342,898
370,322	Spotify Technology S.A.*	55,433,500
606,257	Tencent Holdings Ltd.	20,769,916
544,780	Yandex N.V. Class A*	16,414,222
282,973	Zillow Group, Inc. Class A*	11,423,620

		206,855,506

	Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
262,783	Agilent Technologies, Inc.	17,025,711
315,402	Alkermes plc*	12,877,864
150,119	Allergan plc	23,720,303
200,116	Alnylam Pharmaceuticals, Inc.*	16,095,330
683,121	AstraZeneca plc ADR	26,491,432
579,791	Bausch Health Cos., Inc.*	13,265,618
78,298	BeiGene Ltd. ADR*	9,860,850
1,619,678	Bristol-Myers Squibb Co.	81,858,526
56,800	Elanco Animal Health, Inc.*	1,731,264
431,816	Exact Sciences Corp.*	30,680,527
398,836	Gilead Sciences, Inc.	27,192,638
174,672	Heron Therapeutics, Inc.*	4,848,895
374,668	Ionis Pharmaceuticals, Inc.*	18,564,799
700,596	Johnson & Johnson	98,076,434
906,723	Merck & Co., Inc.	66,743,880
29,472	Mettler-Toledo International, Inc.*	16,115,879
308,008	Novartis AG ADR	26,938,380
1,522,797	Pfizer, Inc.	65,571,639
158,750	TESARO, Inc.*(4)	4,584,700
91,089	Thermo Fisher Scientific, Inc.	21,282,945

		583,527,614

	Real Estate - 4.4%
852,526	American Tower Corp. REIT	132,832,076
233,462	AvalonBay Communities, Inc. REIT	40,944,565
235,822	Crown Castle International Corp. REIT	25,643,284
28,867	Equinix, Inc. REIT	10,933,088
378,325	Public Storage REIT	77,734,438
146,963	Simon Property Group, Inc. REIT	26,970,650
55,763	WeWork Companies, Inc. Class A *(1)(2)(3)	3,480,726

		318,538,827

	Retailing - 5.3%
260,855	Alibaba Group Holding Ltd. ADR*	37,114,449
40,469	Amazon.com, Inc.*	64,669,867
13,768	Booking Holdings, Inc.*	25,809,217
222,590	CarMax, Inc.*	15,116,087
288,247	Delivery Hero SE*(5)	11,606,301
353,385	Expedia Group, Inc.	44,325,081
128,682	Home Depot, Inc.	22,632,590
621,249	Industria de Diseno Textil S.A.(4)	17,509,720
10,615	JAND, Inc. Class A*(1)(2)(3)	145,319
1,725,339	Just Eat plc*	13,384,275

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Retailing - 5.3% - (continued)
388,492	Lowe’s Cos., Inc.	$36,992,208
551,463	TJX Cos., Inc.	60,594,755
316,327	Tory Burch LLC*(1)(2)(3)	16,009,293
143,905	Wayfair, Inc. Class A*	15,871,283

		381,780,445

	Semiconductors & Semiconductor Equipment - 2.8%
311,982	Analog Devices, Inc.	26,116,013
94,240	Broadcom, Inc.	21,061,698
1,250,976	Micron Technology, Inc.*	47,186,815
726,974	NXP Semiconductors N.V.	54,515,780
2,976,180	Taiwan Semiconductor Manufacturing Co., Ltd.	22,343,321
822,712	Teradyne, Inc.	28,342,428

		199,566,055

	Software & Services - 11.2%
142,569	2U, Inc.*	8,969,016
311,363	Accenture plc Class A	49,077,036
154,864	Adobe, Inc.*	38,059,377
199,299	Autodesk, Inc.*	25,759,396
290,496	DXC Technology Co.	21,156,824
210,909	FleetCor Technologies, Inc.*	42,188,127
35,851	ForeScout Technologies, Inc.*	987,336
696,095	Genpact Ltd.	19,079,964
326,890	Global Payments, Inc.	37,340,645
436,082	GoDaddy, Inc. Class A*	31,908,120
448,408	Guidewire Software, Inc.*	39,894,860
690,126	Microsoft Corp.	73,712,358
1,002,368	Nuance Communications, Inc.*	17,431,179
490,543	PayPal Holdings, Inc.*	41,298,815
463,688	salesforce.com, Inc.*	63,636,541
329,307	ServiceNow, Inc.*	59,617,739
258,928	Shopify, Inc. Class A*	35,770,903
712,886	SS&C Technologies Holdings, Inc.	36,471,248
330,173	Verint Systems, Inc.*	15,079,001
127,742	VeriSign, Inc.*	18,208,345
327,060	Visa, Inc. Class A	45,085,221
283,959	Wix.com Ltd.*	27,643,409
404,955	Workday, Inc. Class A*	53,867,114
115,079	Zuora, Inc. Class A*	2,349,913

		804,592,487

	Technology Hardware & Equipment - 2.1%
349,185	Apple, Inc.	76,422,629
226,707	CDW Corp.	20,405,897
974,729	Flex Ltd.*	7,661,370
630,252	TE Connectivity Ltd.	47,533,606

		152,023,502

	Telecommunication Services - 2.4%
1,836,398	AT&T, Inc.	56,340,691
561,212	T-Mobile US, Inc.*	38,471,083
1,349,094	Verizon Communications, Inc.	77,019,776

		171,831,550

	Transportation - 3.5%
980,753	Canadian National Railway Co.	83,842,108
990,935	CSX Corp.	68,235,784
182,257	Expeditors International of Washington, Inc.	12,244,025
379,222	Union Pacific Corp.	55,449,841
263,862	United Parcel Service, Inc. Class B	28,111,857

		247,883,615

	Utilities - 1.8%
373,109	Dominion Energy, Inc.	26,647,445
530,375	NRG Energy, Inc.	19,194,271
309,457	Sempra Energy	34,077,405

The accompanying notes are an integral part of these financial statements.

42

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Utilities - 1.8% - (continued)
1,074,471	Southern Co.	$48,383,429

		128,302,550

	Total Common Stocks (cost $6,807,322,867)	$6,858,277,506

PREFERRED STOCKS - 2.6%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(1)(2)(3)	$1,012,170

	Consumer Services - 0.0%
10,074	Airbnb, Inc. Series E*(1)(2)(3)	1,164,857

	Diversified Financials - 0.1%
348,919	Social Finance, Inc. Series F*(1)(2)(3)	5,840,904

	Health Care Equipment & Services - 0.1%
956,830	Moderna Therapeutics, Inc. Class E*(1)(2)(3)	9,625,710

	Real Estate - 1.2%
762,484	WeWork Companies, Inc. Class D-1*(1)(2)(3)	47,594,251
599,094	WeWork Companies, Inc. Class D-2*(1)(2)(3)	37,395,448

		84,989,699

	Retailing - 0.2%
448,670	Coupang LLC*(1)(2)(3)	1,893,387
278,194	Honest Co., Inc.*(1)(2)(3)	10,076,187
23,702	JAND, Inc. Series D*(1)(2)(3)	331,828

		12,301,402

	Software & Services - 1.0%
566,622	Essence Group Holdings Corp. Series 3*(1)(2)(3)	1,365,559
77,707	Lookout, Inc. Series F*(1)(2)(3)	613,885
95,031	MarkLogic Corp. Series F*(1)(2)(3)	948,409
2,286,050	Pinterest, Inc. Series G*(1)(2)(3)	12,116,065
47,064	Sharecare, Inc. Series B2*(1)(2)(3)	10,735,769
1,025,459	Uber Technologies, Inc. Series D*(1)(2)(3)	44,556,194

		70,335,881

	Total Preferred Stocks (cost $97,053,315)	$185,270,623

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co., Inc. Series C*(1)(2)(3)	$857,565

	Total Convertible Preferred Stocks (cost $758,281)	$857,565

ESCROWS - 0.0%(7)
	Capital Goods - 0.0%
372,334	Lithium Technology Corp.*(1)(2)(3)	$3,723

	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	15,000

	Software & Services - 0.0%
143,626	Birst Earn Out*(1)(2)(3)	—
143,626	Birst, Inc.*(1)(2)(3)	7,469
58,205	Veracode, Inc.*(1)(2)(3)	31,663

		39,132

	Telecommunication Services - 0.0%
12,218	Docusign, Inc.*(1)(2)(3)	27,491

	Total Escrows (cost $—)	$85,346

Shares or Principal Amount		Market Value†
WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,365,300	J2 Acquisition Ltd. Expires 9/7/27*	$614,385

	Real Estate - 0.0%
423,202	Vinhomes JSC Expires 5/23/28*	1,203,684

	Total Warrants (cost $1,747,148)	$1,818,069

CLOSED END FUNDS - 0.6%
	Other Investment Pools & Funds - 0.6%
741,200	Altaba, Inc.*	$44,546,120

	Total Closed Funds (cost $48,290,395)	$44,546,120

	Total Long-Term Investments (cost $6,955,172,006)	$7,090,855,229

SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.3%
97,539,419	Fidelity Institutional Government Fund, Institutional Class, 2.07%(6)	$97,539,419

	Securities Lending Collateral - 0.6%
2,120,456	Citibank NA DDCA, 2.19%, 11/1/2018(6)	2,120,456
16,420,576	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(6)	16,420,576
4,826,087	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(6)	4,826,087
11,714,733	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(6)	11,714,733
2,241,759	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(6)	2,241,759
5,085,506	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(6)	5,085,506

		42,409,117

	Total Short-Term Investments (cost $139,948,536)	$139,948,536

Total Investments (cost $7,095,120,542)	100.7%	$7,230,803,765
Other Assets and Liabilities	(0.7)%	(52,541,293)

Total Net Assets	100.0%	$7,178,262,472

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

43

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2018

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $231,846,214 or 3.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Preferred	10,074	$937,833	$1,164,857
03/2015	Birst Earn Out	143,626	—	—
03/2015	Birst, Inc.	143,626	—	7,469
11/2014	Coupang LLC Preferred	448,670	1,396,764	1,893,387
05/2018	Docusign, Inc.	12,218	—	27,491
12/2014	DraftKings, Inc.	5,654,566	20,596,932	14,416,655
05/2014	Essence Group Holdings Corp. Series 3 Preferred	566,622	895,999	1,365,559
06/2015	Harry’s Manufacturing, Inc.	806,800	10,846,942	11,004,752
08/2015	Honest Co., Inc. Preferred	278,194	12,728,766	10,076,187
08/2014	Honest Co., Inc. Series C Convertible Preferred	28,025	758,281	857,565
04/2015	JAND, Inc. Class A	10,615	121,917	145,319
04/2015	JAND, Inc. Series D Preferred	23,702	272,225	331,828
08/2015	Klarna Holding AB	4,595	503,982	575,935
08/2013	Lithium Technology Corp.	372,334	—	3,723
07/2014	Lookout, Inc. Series F Preferred	77,707	887,655	613,885
04/2015	MarkLogic Corp. Series F Preferred	95,031	1,103,709	948,409
12/2014	Moderna Therapeutics, Inc. Class E Preferred	956,830	5,900,771	9,625,710
01/2014	One Kings Lane, Inc.	83,332	—	15,000
03/2015	Pinterest, Inc. Series G Preferred	2,286,050	16,411,763	12,116,065
09/2015	Rubicon Global Holdings LLC Series C Preferred	33,739	673,447	1,012,170

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2015	Sharecare, Inc. Series B2 Preferred	47,064	$11,759,882	$10,735,769
09/2015	Social Finance, Inc. Series F Preferred	348,919	5,504,651	5,840,904
11/2013	Tory Burch LLC	316,327	24,792,581	16,009,293
06/2014	Uber Technologies, Inc. Series D Preferred	1,025,459	15,907,997	44,556,194
04/2017	Veracode, Inc.	58,205	—	31,663
12/2014	WeWork Companies, Inc. Class A	55,763	928,519	3,480,726
12/2014	WeWork Companies, Inc. Class D-1 Preferred	762,484	12,696,243	47,594,251
12/2014	WeWork Companies, Inc. Class D-2 Preferred	599,094	9,975,610	37,395,448

			$155,602,469	$231,846,214

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $237,189,112, which represented 3.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $29,070,036, representing 0.4% of net assets.

(6)	Current yield as of period end.

(7)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	395	12/21/2018	$53,544,225	$(1,993,236)

Total futures contracts				$(1,993,236)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

44

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$71,274,809	$40,384,051	$30,890,758	$—
Banks	234,575,135	200,427,563	34,147,572	—
Capital Goods	347,755,923	299,165,102	37,586,069	11,004,752
Commercial & Professional Services	195,554,390	184,619,400	10,359,055	575,935
Consumer Durables & Apparel	272,818,834	258,863,484	13,955,350	—
Consumer Services	331,886,461	317,469,806	—	14,416,655
Diversified Financials	326,063,977	307,526,689	18,537,288	—
Energy	214,168,077	194,082,012	20,086,065	—
Food & Staples Retailing	138,027,446	138,027,446	—	—
Food, Beverage & Tobacco	316,856,974	237,026,678	79,830,296	—
Health Care Equipment & Services	542,381,828	526,566,865	15,814,963	—
Household & Personal Products	95,794,181	95,794,181	—	—
Insurance	311,098,739	271,342,561	39,756,178	—
Materials	265,118,581	252,512,990	12,605,591	—
Media & Entertainment	206,855,506	180,742,692	20,769,916	5,342,898
Pharmaceuticals, Biotechnology & Life Sciences	583,527,614	583,527,614	—	—
Real Estate	318,538,827	315,058,101	—	3,480,726
Retailing	381,780,445	323,125,537	42,500,296	16,154,612
Semiconductors & Semiconductor Equipment	199,566,055	177,222,734	22,343,321	—
Software & Services	804,592,487	804,592,487	—	—
Technology Hardware & Equipment	152,023,502	152,023,502	—	—
Telecommunication Services	171,831,550	171,831,550	—	—
Transportation	247,883,615	247,883,615	—	—
Utilities	128,302,550	128,302,550	—	—
Preferred Stocks	185,270,623	—	—	185,270,623
Convertible Preferred Stocks	857,565	—	—	857,565
Escrows	85,346	—	—	85,346
Warrants	1,818,069	1,818,069	—	—
Closed End Funds	44,546,120	44,546,120	—	—
Short-Term Investments	139,948,536	139,948,536	—	—

Total	$7,230,803,765	$6,594,431,935	$399,182,718	$237,189,112

Liabilities
Futures Contracts(2)	$(1,993,236)	$(1,993,236)	$—	$—

Total	$(1,993,236)	$(1,993,236)	$—	$—

(1)

For the year ended October 31, 2018, investments valued at $4,132,444 were transferred into Level 3 due to the unavailability of active market pricing and investments valued at $2,949,028 were transferred out of Level 3 due to the expiration of trading restrictions.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2018:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$43,555,875	$238,302,918	$855,323	$—	$282,714,116
Conversions*	(404,976)	—	—	404,976	—
Purchases	1,367,360	—	—	—	1,367,360
Sales	(5,192,953)	(33,244,765)	—	—	(38,437,718)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	(20,394,465)	4,139,466	—	—	(16,254,999)
Net change in unrealized appreciation/(depreciation)	28,533,376	(21,599,051)	2,242	(319,630)	6,616,937
Transfers into Level 3	4,132,444	—	—	—	4,132,444
Transfers out of Level 3	(621,083)	(2,327,945)	—	—	(2,949,028)

Ending balance	$50,975,578	$185,270,623	$857,565	$85,346	$237,189,112

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2018 was $(10,492,147).

*	Private Equity securities that were common stocks are now escrows.

The accompanying notes are an integral part of these financial statements.

45

Hartford Core Equity Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9%
	Banks - 8.2%
3,252,897	Bank of America Corp.	$89,454,668
1,032,969	Fifth Third Bancorp	27,879,833
885,057	JP Morgan Chase & Co.	96,488,914
547,509	PNC Financial Services Group, Inc.	70,349,431

		284,172,846

	Capital Goods - 6.2%
486,779	AMETEK, Inc.	32,653,135
191,176	Boeing Co.	67,840,715
519,241	Fortune Brands Home & Security, Inc.	23,277,574
167,886	General Dynamics Corp.	28,973,766
252,919	Illinois Tool Works, Inc.	32,264,877
197,850	Snap-on, Inc.	30,457,029

		215,467,096

	Commercial & Professional Services - 2.3%
177,060	Equifax, Inc.	17,960,966
487,683	IHS Markit Ltd.*	25,617,988
500,066	Republic Services, Inc.	36,344,797

		79,923,751

	Consumer Durables & Apparel - 2.7%
739,773	NIKE, Inc. Class B	55,512,566
474,805	VF Corp.	39,351,838

		94,864,404

	Consumer Services - 3.2%
854,088	Aramark	30,678,841
350,100	Hilton Worldwide Holdings, Inc.	24,916,617
317,651	McDonald’s Corp.	56,192,462

		111,787,920

	Diversified Financials - 2.2%
345,011	American Express Co.	35,442,980
438,517	Capital One Financial Corp.	39,159,568

		74,602,548

	Energy - 2.4%
584,787	Continental Resources, Inc.*	30,806,579
479,833	EOG Resources, Inc.	50,545,608

		81,352,187

	Food & Staples Retailing - 3.5%
245,802	Costco Wholesale Corp.	56,197,711
653,718	Walmart, Inc.	65,554,841

		121,752,552

	Food, Beverage & Tobacco - 1.3%
81,247	Constellation Brands, Inc. Class A	16,186,840
521,143	Monster Beverage Corp.*	27,542,407

		43,729,247

	Health Care Equipment & Services - 11.0%
652,175	Abbott Laboratories	44,960,945
195,270	Anthem, Inc.	53,810,554
772,816	Baxter International, Inc.	48,308,728
306,503	Danaher Corp.	30,466,398
754,876	Hologic, Inc.*	29,432,615
228,890	Laboratory Corp. of America Holdings*	36,748,290
579,382	Medtronic plc	52,040,091
329,731	UnitedHealth Group, Inc.	86,175,197

		381,942,818

	Household & Personal Products - 3.9%
722,093	Colgate-Palmolive Co.	43,000,638
184,990	Estee Lauder Cos., Inc. Class A	25,425,026
766,960	Procter & Gamble Co.	68,014,013

		136,439,677

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Insurance - 3.6%
485,244	Allstate Corp.	$46,447,556
493,048	Athene Holding Ltd. Class A*	22,542,155
447,484	Chubb Ltd.	55,895,226

		124,884,937

	Materials - 2.1%
495,279	DowDuPont, Inc.	26,705,444
299,868	Ecolab, Inc.	45,924,784

		72,630,228

	Media & Entertainment - 4.4%
84,847	Alphabet, Inc. Class A*	92,532,441
20,222	Alphabet, Inc. Class C*	21,774,443
254,340	Facebook, Inc. Class A*	38,606,269

		152,913,153

	Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
185,583	Allergan plc	29,323,970
589,731	Bristol-Myers Squibb Co.	29,805,004
554,311	Eli Lilly & Co.	60,109,485
734,136	Merck & Co., Inc.	54,039,751
208,600	Thermo Fisher Scientific, Inc.	48,739,390

		222,017,600

	Real Estate - 1.0%
228,313	American Tower Corp. REIT	35,573,449

	Retailing - 3.9%
23,288	Booking Holdings, Inc.*	43,655,219
428,674	Dollar Tree, Inc.*	36,137,218
494,865	TJX Cos., Inc.	54,375,767

		134,168,204

	Semiconductors & Semiconductor Equipment - 1.7%
594,789	Micron Technology, Inc.*	22,435,441
961,802	ON Semiconductor Corp.*	16,350,634
625,362	Teradyne, Inc.	21,543,721

		60,329,796

	Software & Services - 11.8%
689,667	GoDaddy, Inc. Class A*	50,462,935
645,836	Leidos Holdings, Inc.	41,837,256
481,893	Mastercard, Inc. Class A	95,255,789
894,664	Microsoft Corp.	95,559,062
294,922	salesforce.com, Inc.*	40,475,095
570,226	SS&C Technologies Holdings, Inc.	29,172,762
337,491	Total System Services, Inc.	30,762,305
197,218	Workday, Inc. Class A*	26,233,938

		409,759,142

	Technology Hardware & Equipment - 5.3%
376,272	Apple, Inc.	82,350,890
287,967	CDW Corp.	25,919,910
343,881	Motorola Solutions, Inc.	42,146,055
424,761	NetApp, Inc.	33,339,491

		183,756,346

	Telecommunication Services - 1.8%
1,110,570	Verizon Communications, Inc.	63,402,441

	Transportation - 2.1%
180,124	FedEx Corp.	39,688,522
197,744	Norfolk Southern Corp.	33,187,376

		72,875,898

	Utilities - 4.9%
747,895	American Electric Power Co., Inc.	54,865,577
429,120	NextEra Energy, Inc.	74,023,200

The accompanying notes are an integral part of these financial statements.

46

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Utilities - 4.9% - (continued)
483,555	Pinnacle West Capital Corp.	$39,772,399

		168,661,176

	Total Common Stocks (cost $2,715,954,947)	$3,327,007,416

	Total Long-Term Investments (cost $2,715,954,947)	$3,327,007,416

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 3.7%
129,695,964	Fidelity Institutional Government Fund, Institutional Class, 2.07%(1)	$129,695,964

	Total Short-Term Investments (cost $129,695,964)	$129,695,964

Total Investments (cost $2,845,650,911)	99.6%	$3,456,703,380
Other Assets and Liabilities	0.4%	13,130,278

Total Net Assets	100.0%	$3,469,833,658

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	657	12/21/2018	$89,059,635	$(4,075,762)

Total futures contracts				$(4,075,762)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

47

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$284,172,846	$284,172,846	$—	$—
Capital Goods	215,467,096	215,467,096	—	—
Commercial & Professional Services	79,923,751	79,923,751	—	—
Consumer Durables & Apparel	94,864,404	94,864,404	—	—
Consumer Services	111,787,920	111,787,920	—	—
Diversified Financials	74,602,548	74,602,548	—	—
Energy	81,352,187	81,352,187	—	—
Food & Staples Retailing	121,752,552	121,752,552	—	—
Food, Beverage & Tobacco	43,729,247	43,729,247	—	—
Health Care Equipment & Services	381,942,818	381,942,818	—	—
Household & Personal Products	136,439,677	136,439,677	—	—
Insurance	124,884,937	124,884,937	—	—
Materials	72,630,228	72,630,228	—	—
Media & Entertainment	152,913,153	152,913,153	—	—
Pharmaceuticals, Biotechnology & Life Sciences	222,017,600	222,017,600	—	—
Real Estate	35,573,449	35,573,449	—	—
Retailing	134,168,204	134,168,204	—	—
Semiconductors & Semiconductor Equipment	60,329,796	60,329,796	—	—
Software & Services	409,759,142	409,759,142	—	—
Technology Hardware & Equipment	183,756,346	183,756,346	—	—
Telecommunication Services	63,402,441	63,402,441	—	—
Transportation	72,875,898	72,875,898	—	—
Utilities	168,661,176	168,661,176	—	—
Short-Term Investments	129,695,964	129,695,964	—	—

Total	$3,456,703,380	$3,456,703,380	$—	$—

Liabilities
Futures Contracts(2)	$(4,075,762)	$(4,075,762)	$—	$—

Total	$(4,075,762)	$(4,075,762)	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

48

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6%
	Banks - 10.4%
9,845,996	Bank of America Corp.	$270,764,890
1,058,567	Bank of Nova Scotia	56,855,634
1,390,665	Citigroup, Inc.	91,032,931
2,621,643	JP Morgan Chase & Co.	285,811,520
1,173,225	PNC Financial Services Group, Inc.	150,747,680

		855,212,655

	Capital Goods - 5.3%
556,248	Deere & Co.	75,338,229
605,592	Eaton Corp. plc	43,402,779
444,624	General Dynamics Corp.	76,733,210
291,101	Honeywell International, Inc.	42,157,247
2,227,533	Johnson Controls International plc	71,214,230
185,625	Lockheed Martin Corp.	54,545,906
36,167	Resideo Technologies, Inc.*	761,312
599,896	United Technologies Corp.	74,513,082

		438,665,995

	Consumer Services - 0.9%
1,024,494	Hilton Worldwide Holdings, Inc.	72,913,238

	Diversified Financials - 3.0%
176,807	BlackRock, Inc.	72,741,936
1,202,061	Intercontinental Exchange, Inc.	92,606,779
849,156	Northern Trust Corp.	79,880,105

		245,228,820

	Energy - 9.0%
854,003	BP plc ADR	37,038,110
1,013,651	Canadian Natural Resources Ltd.	27,692,945
1,784,676	Chevron Corp.	199,259,076
1,097,510	ConocoPhillips	76,715,949
1,701,044	Exxon Mobil Corp.	135,539,186
1,791,546	Halliburton Co.	62,130,815
1,927,833	Hess Corp.	110,657,614
2,875,893	Suncor Energy, Inc.	95,795,996

		744,829,691

	Food & Staples Retailing - 1.9%
94,280	Costco Wholesale Corp.	21,555,237
1,015,025	Sysco Corp.	72,401,733
614,558	Walmart, Inc.	61,627,876

		155,584,846

	Food, Beverage & Tobacco - 3.1%
1,514,059	Coca-Cola Co.	72,493,145
952,609	PepsiCo., Inc.	107,054,199
874,650	Philip Morris International, Inc.	77,030,426

		256,577,770

	Health Care Equipment & Services - 5.2%
814,047	Abbott Laboratories	56,120,400
1,276,898	CVS Health Corp.	92,434,646
1,420,319	Medtronic plc	127,573,053
425,026	UnitedHealth Group, Inc.	111,080,545
350,348	Universal Health Services, Inc. Class B	42,588,303

		429,796,947

	Household & Personal Products - 0.6%
978,260	Unilever N.V.	52,610,823

	Insurance - 6.9%
1,584,354	American International Group, Inc.	65,417,977
113,963	Brighthouse Financial, Inc.*	4,516,354
1,234,827	Chubb Ltd.	154,242,241
778,295	Marsh & McLennan Cos., Inc.	65,960,501
968,128	MetLife, Inc.	39,877,192
1,507,194	Principal Financial Group, Inc.	70,943,622

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Insurance - 6.9% - (continued)
1,758,493	Prudential Financial, Inc.	$164,911,473

		565,869,360

	Materials - 4.6%
1,217,719	Ball Corp.	54,553,811
770,149	BHP Billiton plc ADR	30,998,497
460,638	CRH plc ADR	13,717,800
924,531	DowDuPont, Inc.	49,850,711
726,936	FMC Corp.	56,759,163
1,937,688	International Paper Co.	87,893,528
775,656	PPG Industries, Inc.	81,513,689

		375,287,199

	Media & Entertainment - 4.9%
189,385	Alphabet, Inc. Class A*	206,539,493
5,087,900	Comcast Corp. Class A	194,052,506

		400,591,999

	Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
911,556	Agilent Technologies, Inc.	59,059,713
3,763,591	AstraZeneca plc ADR	145,952,059
2,924,344	Bristol-Myers Squibb Co.	147,796,346
926,489	Eli Lilly & Co.	100,468,467
1,837,765	Merck & Co., Inc.	135,277,882
828,547	Novartis AG ADR	72,464,720
3,510,449	Pfizer, Inc.	151,159,934

		812,179,121

	Real Estate - 2.5%
526,771	American Tower Corp. REIT	82,076,190
90,885	Essex Property Trust, Inc. REIT	22,792,140
534,396	Simon Property Group, Inc. REIT	98,072,354

		202,940,684

	Retailing - 2.9%
428,897	Expedia Group, Inc.	53,796,550
351,344	Home Depot, Inc.	61,794,383
602,913	Lowe’s Cos., Inc.	57,409,376
627,701	TJX Cos., Inc.	68,971,786

		241,972,095

	Semiconductors & Semiconductor Equipment - 3.0%
3,085,339	Intel Corp.	144,640,692
485,628	KLA-Tencor Corp.	44,454,387
408,947	QUALCOMM, Inc.	25,718,677
327,007	Texas Instruments, Inc.	30,356,060

		245,169,816

	Software & Services - 6.0%
322,419	Accenture plc Class A	50,819,683
40,461	Alliance Data Systems Corp.	8,342,249
821,520	DXC Technology Co.	59,831,302
330,130	International Business Machines Corp.	38,106,906
3,165,088	Microsoft Corp.	338,063,049

		495,163,189

	Technology Hardware & Equipment - 4.7%
525,780	Apple, Inc.	115,072,211
2,280,580	Cisco Systems, Inc.	104,336,535
3,292,743	HP, Inc.	79,486,816
686,782	Motorola Solutions, Inc.	84,172,002

		383,067,564

	Telecommunication Services - 3.9%
1,544,532	AT&T, Inc.	47,386,242
4,759,328	Verizon Communications, Inc.	271,710,035

		319,096,277

The accompanying notes are an integral part of these financial statements.

49

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Transportation - 3.0%
140,335	Canadian Pacific Railway Ltd.	$28,768,675
1,010,568	Delta Air Lines, Inc.	55,308,387
612,375	Union Pacific Corp.	89,541,472
718,413	United Parcel Service, Inc. Class B	76,539,721

		250,158,255

	Utilities - 4.9%
1,535,243	Dominion Energy, Inc.	109,647,055
1,167,250	Edison International	80,995,477
1,882,618	Exelon Corp.	82,477,495
766,338	NextEra Energy, Inc.	132,193,305

		405,313,332

	Total Common Stocks (cost $6,043,157,417)	$7,948,229,676

	Total Long-Term Investments (cost $6,043,157,417)	$7,948,229,676

SHORT-TERM INVESTMENTS - 3.3%
	Other Investment Pools & Funds - 3.3%
276,973,264	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(1)	$276,973,264

	Total Short-Term Investments (cost $276,973,264)	$276,973,264

Total Investments (cost $6,320,130,681)	99.9%	$8,225,202,940
Other Assets and Liabilities	0.1%	5,704,774

Total Net Assets	100.0%	$8,230,907,714

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$855,212,655	$855,212,655	$—	$—
Capital Goods	438,665,995	438,665,995	—	—
Consumer Services	72,913,238	72,913,238	—	—
Diversified Financials	245,228,820	245,228,820	—	—
Energy	744,829,691	744,829,691	—	—
Food & Staples Retailing	155,584,846	155,584,846	—	—
Food, Beverage & Tobacco	256,577,770	256,577,770	—	—
Health Care Equipment & Services	429,796,947	429,796,947	—	—
Household & Personal Products	52,610,823	52,610,823	—	—
Insurance	565,869,360	565,869,360	—	—
Materials	375,287,199	375,287,199	—	—
Media & Entertainment	400,591,999	400,591,999	—	—
Pharmaceuticals, Biotechnology & Life Sciences	812,179,121	812,179,121	—	—
Real Estate	202,940,684	202,940,684	—	—
Retailing	241,972,095	241,972,095	—	—
Semiconductors & Semiconductor Equipment	245,169,816	245,169,816	—	—
Software & Services	495,163,189	495,163,189	—	—
Technology Hardware & Equipment	383,067,564	383,067,564	—	—
Telecommunication Services	319,096,277	319,096,277	—	—
Transportation	250,158,255	250,158,255	—	—
Utilities	405,313,332	405,313,332	—	—
Short-Term Investments	276,973,264	276,973,264	—	—

Total	$8,225,202,940	$8,225,202,940	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

50

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1%
	Automobiles & Components - 0.4%
166,204	Cie Generale des Etablissements Michelin SCA	$17,015,056

	Banks - 13.0%
894,410	BB&T Corp.	43,969,196
1,625,820	JP Morgan Chase & Co.	177,246,896
451,354	M&T Bank Corp.	74,658,465
882,253	PNC Financial Services Group, Inc.	113,360,688
934,113	US Bancorp	48,826,087
1,488,314	Wells Fargo & Co.	79,222,954

		537,284,286

	Capital Goods - 8.1%
152,119	3M Co.	28,942,161
5,508,954	BAE Systems plc	36,939,109
350,788	Caterpillar, Inc.	42,557,600
295,892	Deere & Co.	40,075,613
787,996	Eaton Corp. plc	56,475,673
326,783	Honeywell International, Inc.	47,324,714
186,505	Lockheed Martin Corp.	54,804,494
30,664	Resideo Technologies, Inc.*	645,474
236,087	United Technologies Corp.	29,324,366

		337,089,204

	Diversified Financials - 0.6%
40,644	BlackRock, Inc.	16,721,754
302,441	Invesco Ltd.	6,565,994

		23,287,748

	Energy - 11.7%
1,445,649	Canadian Natural Resources Ltd.	39,495,131
900,081	Chevron Corp.	100,494,044
901,388	Exxon Mobil Corp.	71,822,596
2,497,757	Kinder Morgan, Inc.	42,511,824
496,521	Occidental Petroleum Corp.	33,301,663
223,279	Phillips 66	22,957,547
573,406	Schlumberger Ltd.	29,421,462
2,954,148	Suncor Energy, Inc.	98,402,670
1,246,520	TransCanada Corp.	47,003,116

		485,410,053

	Food & Staples Retailing - 1.6%
527,865	Sysco Corp.	37,652,610
294,941	Walmart, Inc.	29,576,684

		67,229,294

	Food, Beverage & Tobacco - 6.4%
752,420	British American Tobacco plc	32,617,607
742,033	Kraft Heinz Co.	40,789,554
991,279	Mondelez International, Inc. Class A	41,613,892
323,357	Nestle S.A.	27,298,795
312,257	PepsiCo., Inc.	35,091,442
1,006,174	Philip Morris International, Inc.	88,613,744

		266,025,034

	Health Care Equipment & Services - 3.0%
1,162,554	Koninklijke Philips N.V.	43,358,422
887,643	Medtronic plc	79,728,094

		123,086,516

	Household & Personal Products - 1.9%
1,478,622	Unilever N.V.	79,520,291

	Insurance - 7.4%
765,524	American International Group, Inc.	31,608,486
600,417	Chubb Ltd.	74,998,087
770,435	Marsh & McLennan Cos., Inc.	65,294,366
1,719,864	MetLife, Inc.	70,841,198
649,251	Principal Financial Group, Inc.	30,560,245

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	Insurance - 7.4% - (continued)
265,461	Travelers Cos., Inc.	$33,217,135

		306,519,517

	Materials - 3.1%
1,224,674	DowDuPont, Inc.	66,034,422
473,381	International Paper Co.	21,472,562
777,103	Nutrien Ltd.	41,132,062

		128,639,046

	Media & Entertainment - 2.2%
2,393,377	Comcast Corp. Class A	91,283,399

	Pharmaceuticals, Biotechnology & Life Sciences - 14.0%
127,659	Amgen, Inc.	24,611,379
934,948	Bristol-Myers Squibb Co.	47,252,272
952,899	Eli Lilly & Co.	103,332,367
772,209	Johnson & Johnson	108,101,538
1,148,676	Merck & Co., Inc.	84,554,040
629,002	Novartis AG	55,083,149
2,658,980	Pfizer, Inc.	114,495,679
182,389	Roche Holding AG	44,386,627

		581,817,051

	Real Estate - 1.6%
588,787	Crown Castle International Corp. REIT	64,024,698

	Retailing - 0.9%
210,893	Home Depot, Inc.	37,091,861

	Semiconductors & Semiconductor Equipment - 5.5%
891,118	Analog Devices, Inc.	74,595,488
37,233	Broadcom, Inc.	8,321,203
1,528,919	Intel Corp.	71,675,723
693,549	Maxim Integrated Products, Inc.	34,691,321
605,694	QUALCOMM, Inc.	38,092,095

		227,375,830

	Technology Hardware & Equipment - 3.0%
2,672,889	Cisco Systems, Inc.	122,284,672

	Telecommunication Services - 4.1%
904,850	BCE, Inc.	35,020,022
2,370,491	Verizon Communications, Inc.	135,331,331

		170,351,353

	Transportation - 1.6%
460,809	Union Pacific Corp.	67,379,492

	Utilities - 8.0%
653,935	American Electric Power Co., Inc.	47,972,672
720,415	Dominion Energy, Inc.	51,452,039
302,042	Duke Energy Corp.	24,957,730
244,575	Edison International	16,971,059
757,287	Eversource Energy	47,905,976
344,848	NextEra Energy, Inc.	59,486,280
430,455	Sempra Energy	47,401,705
729,436	Xcel Energy, Inc.	35,749,658

		331,897,119

	Total Common Stocks (cost $3,361,916,581)	$4,064,611,520

	Total Long-Term Investments (cost $3,361,916,581)	$4,064,611,520

The accompanying notes are an integral part of these financial statements.

51

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.9%
77,817,821	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(1)	$77,817,821

	Total Short-Term Investments (cost $77,817,821)	$77,817,821

Total Investments (cost $3,439,734,402)	100.0%	$4,142,429,341
Other Assets and Liabilities	0.0%	965,689

Total Net Assets	100.0%	$4,143,395,030

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$17,015,056	$—	$17,015,056	$—
Banks	537,284,286	537,284,286	—	—
Capital Goods	337,089,204	300,150,095	36,939,109	—
Diversified Financials	23,287,748	23,287,748	—	—
Energy	485,410,053	485,410,053	—	—
Food & Staples Retailing	67,229,294	67,229,294	—	—
Food, Beverage & Tobacco	266,025,034	206,108,632	59,916,402	—
Health Care Equipment & Services	123,086,516	79,728,094	43,358,422	—
Household & Personal Products	79,520,291	79,520,291	—	—
Insurance	306,519,517	306,519,517	—	—
Materials	128,639,046	128,639,046	—	—
Media & Entertainment	91,283,399	91,283,399	—	—
Pharmaceuticals, Biotechnology & Life Sciences	581,817,051	482,347,275	99,469,776	—
Real Estate	64,024,698	64,024,698	—	—
Retailing	37,091,861	37,091,861	—	—
Semiconductors & Semiconductor Equipment	227,375,830	227,375,830	—	—
Technology Hardware & Equipment	122,284,672	122,284,672	—	—
Telecommunication Services	170,351,353	170,351,353	—	—
Transportation	67,379,492	67,379,492	—	—
Utilities	331,897,119	331,897,119	—	—
Short-Term Investments	77,817,821	77,817,821	—	—

Total	$4,142,429,341	$3,885,730,576	$256,698,765	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

52

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0%
	Automobiles & Components - 1.0%
388,120	Ferrari N.V.(1)	$45,452,733

	Capital Goods - 4.1%
385,179	Harris Corp.	57,279,969
345,668	IDEX Corp.	43,837,616
175,027	Roper Technologies, Inc.	49,515,138
2,743,786	Willscot Corp.*(1)	40,717,784

		191,350,507

	Commercial & Professional Services - 3.1%
6,543,259	ADT, Inc.(1)	50,644,824
206,114	CoStar Group, Inc.*	74,493,722
63,425	Klarna Holding AB*(2)(3)(4)	7,949,654
1,275,596	Landscape Acquisition Holdings Ltd.*	11,225,245

		144,313,445

	Consumer Durables & Apparel - 2.4%
472,788	Polaris Industries, Inc.	42,068,676
1,286,920	Under Armour, Inc. Class A*	28,453,801
2,086,665	Under Armour, Inc. Class C*(1)	41,378,567

		111,901,044

	Consumer Services - 3.4%
4,858,252	DraftKings, Inc.*(2)(3)(4)	12,386,405
483,537	Grand Canyon Education, Inc.*	60,297,064
594,694	Marriott Vacations Worldwide Corp.	52,624,472
127,320	Vail Resorts, Inc.	31,998,062

		157,306,003

	Diversified Financials - 4.7%
1,075,656	American Express Co.	110,502,141
3,347,779	J2 Acquisition Ltd.*(5)	30,297,400
1,500,000	Platinum Eagle Acquisition Corp.*	15,360,000
1,290,045	TD Ameritrade Holding Corp.	66,721,127

		222,880,668

	Energy - 2.2%
319,897	Concho Resources, Inc.*	44,494,474
361,814	Diamondback Energy, Inc.	40,653,421
1,165,501	WPX Energy, Inc.*	18,694,636

		103,842,531

	Food, Beverage & Tobacco - 3.8%
1,089,938	Lamb Weston Holdings, Inc.	85,189,554
1,748,706	Monster Beverage Corp.*	92,419,112

		177,608,666

	Health Care Equipment & Services - 12.5%
332,596	Align Technology, Inc.*	73,570,235
1,314,201	Baxter International, Inc.	82,150,705
395,008	DexCom, Inc.*	52,445,212
664,279	Edwards Lifesciences Corp.*	98,047,580
651,081	Haemonetics Corp.*	68,018,432
920,450	Insulet Corp.*	81,192,895
494,085	Penumbra, Inc.*	67,195,560
701,543	Veeva Systems, Inc. Class A*	64,085,953

		586,706,572

	Materials - 1.0%
473,246	Vulcan Materials Co.	47,864,101

	Media & Entertainment - 9.7%
22,378	Alphabet, Inc. Class C*	24,095,959
496,363	Netflix, Inc.*	149,792,426
2,063,598	Ocean Outdoor Ltd.*(2)(4)(5)	19,758,951
606,001	Spotify Technology S.A.*	90,712,290
1,073,001	TripAdvisor, Inc.*	55,946,272
993,767	Walt Disney Co.	114,114,265

		454,420,163

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 5.7%
1,542,858	AstraZeneca plc ADR	$59,832,033
126,642	Bluebird Bio, Inc.*	14,525,838
96,500	Elanco Animal Health, Inc.*	2,941,320
1,214,961	Exact Sciences Corp.*	86,322,979
296,222	Galapagos N.V.*	30,433,335
39,647	Galapagos N.V. ADR*	4,072,936
583,846	Novartis AG	51,128,735
337,590	Seattle Genetics, Inc.*	18,948,927

		268,206,103

	Real Estate - 1.0%
413,234	Crown Castle International Corp. REIT	44,935,065
29,564	WeWork Companies, Inc. Class A, REIT*(2)(3)(4)	1,845,385

		46,780,450

	Retailing - 9.8%
212,414	Amazon.com, Inc.*	339,439,696
1,639,291	Floor & Decor Holdings, Inc. Class A*	41,933,064
123,196	JAND, Inc. Class A*(2)(3)(4)	1,686,553
171,581	Tory Burch LLC*(2)(3)(4)	8,683,713
631,286	Wayfair, Inc. Class A*	69,624,533

		461,367,559

	Semiconductors & Semiconductor Equipment - 3.0%
2,471,052	Advanced Micro Devices, Inc.*	44,997,857
2,006,281	Teradyne, Inc.	69,116,380
201,248	Universal Display Corp.(1)	24,755,517

		138,869,754

	Software & Services - 24.0%
901,106	2U, Inc.*	56,688,578
278,667	Adobe, Inc.*	68,485,202
615,227	Autodesk, Inc.*	79,518,090
243,160	Fair Isaac Corp.*	46,859,364
231,451	FleetCor Technologies, Inc.*	46,297,143
804,917	GoDaddy, Inc. Class A*	58,895,777
1,098,775	Guidewire Software, Inc.*	97,758,012
1,068,614	PayPal Holdings, Inc.*	89,966,613
879,115	salesforce.com, Inc.*	120,649,742
541,325	ServiceNow, Inc.*	98,001,478
631,247	Shopify, Inc. Class A*	87,206,773
1,549,650	SS&C Technologies Holdings, Inc.	79,280,094
771,179	Wix.com Ltd.*	75,074,276
745,409	Workday, Inc. Class A*	99,154,305
1,183,540	Zuora, Inc. Class A*(1)	24,167,887

		1,128,003,334

	Technology Hardware & Equipment - 2.0%
1,035,546	Logitech International S.A.	38,340,348
347,722	Zebra Technologies Corp. Class A*	57,826,169

		96,166,517

	Transportation - 1.6%
1,111,498	CSX Corp.	76,537,752

	Total Common Stocks (cost $4,267,981,135)	$4,459,577,902

PREFERRED STOCKS - 4.2%
	Commercial & Professional Services - 0.3%
470,535	Rubicon Global Holdings LLC Series C*(2)(3)(4)	$14,116,050

	Real Estate - 0.9%
404,267	WeWork Companies, Inc. Class D-1*(2)(3)(4)	25,234,346
317,638	WeWork Companies, Inc. Class D-2*(2)(3)(4)	19,826,964

		45,061,310

The accompanying notes are an integral part of these financial statements.

53

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

PREFERRED STOCKS - 4.2% - (continued)
	Retailing - 0.5%
4,434,460	Coupang LLC*(2)(3)(4)	$18,713,421
275,096	JAND, Inc. Series D*(2)(3)(4)	3,851,344

		22,564,765

	Software & Services - 2.5%
5,668,755	Essence Group Holdings Corp. Series 3*(2)(3)(4)	13,661,700
743,470	Lookout, Inc. Series F*(2)(3)(4)	5,873,413
1,078,374	MarkLogic Corp. Series F*(2)(3)(4)	10,762,173
1,410,890	Pinterest, Inc. Series G*(2)(3)(4)	7,477,717
1,815,430	Uber Technologies, Inc. Series D*(2)(3)(4)	78,880,433

		116,655,436

	Total Preferred Stocks (cost $106,650,191)	$198,397,561

CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
272,032	Honest Co., Inc. Series C*(2)(3)(4)	$8,324,179

	Total Convertible Preferred Stocks (cost $7,360,452)	$8,324,179

ESCROWS - 0.0%(7)
	Capital Goods - 0.0%
4,106,956	Lithium Technology Corp.*(2)(3)(4)	$41,070

	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc.*(2)(3)(4)	166,290

	Software & Services - 0.0%
1,526,069	Birst Earn Out*(2)(3)(4)	—
1,526,069	Birst, Inc.*(2)(3)(4)	79,357
566,228	Veracode, Inc.*(2)(3)(4)	308,028

		387,385

	Telecommunication Services - 0.0%
132,381	Docusign, Inc.*(2)(3)(4)	297,857

	Total Escrows (cost $—)	$892,602

WARRANTS - 0.1%
	Capital Goods - 0.1%
1,928,514	Williams Corp. Expires 9/16/20*	$4,493,438

	Commercial & Professional Services - 0.0%
1,609,100	Landscape Acquisition Holdings Ltd. Expires 11/23/22*	482,730

	Diversified Financials - 0.0%
3,702,800	J2 Acquisition Ltd. Expires 9/7/27*	1,666,260

	Total Warrants (cost $1,730,926)	$6,642,428

	Total Long-Term Investments (cost $4,383,722,704)	$4,673,834,672

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 0.3%
15,535,619	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(6)	$15,535,619

	Securities Lending Collateral - 1.1%
2,531,992	Citibank NA DDCA, 2.19%, 11/1/2018(6)	2,531,992
19,607,468	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(6)	19,607,468

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 1.4% - (continued)
	Securities Lending Collateral - 1.1% - (continued)
5,762,730	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(6)	$5,762,730
13,988,319	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(6)	13,988,319
2,676,837	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(6)	2,676,837
6,072,497	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(6)	6,072,497

		50,639,843

	Total Short-Term Investments (cost $66,175,462)	$66,175,462

Total Investments (cost $4,449,898,166)	100.9%	$4,740,010,134
Other Assets and Liabilities	(0.9)%	(43,026,086)

Total Net Assets	100.0%	$4,696,984,048

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $240,166,052 or 5.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2015	Birst Earn Out	1,526,069	$—	$—
03/2015	Birst, Inc.	1,526,069	—	79,357
11/2014	Coupang LLC Preferred	4,434,460	13,805,010	18,713,421
05/2018	Docusign, Inc.	132,381	—	297,857
02/2014	DraftKings, Inc.	4,858,252	7,040,846	12,386,405
05/2014	Essence Group Holdings Corp. Series 3 Preferred	5,668,755	8,964,002	13,661,700
08/2014	Honest Co., Inc. Series C Convertible Preferred	272,032	7,360,452	8,324,179
04/2015	JAND, Inc. Class A	123,196	1,414,943	1,686,553
04/2015	JAND, Inc. Series D Preferred	275,096	3,159,560	3,851,344
08/2015	Klarna Holding AB	63,425	6,956,488	7,949,654
08/2013	Lithium Technology Corp.	4,106,956	—	41,070

The accompanying notes are an integral part of these financial statements.

54

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
07/2014	Lookout, Inc. Series F Preferred	743,470	$8,492,732	$5,873,413
04/2015	MarkLogic Corp. Series F Preferred	1,078,374	12,524,451	10,762,173
08/2014	One Kings Lane, Inc.	923,832	—	166,290
03/2015	Pinterest, Inc. Series G Preferred	1,410,890	10,128,909	7,477,717
09/2015	Rubicon Global Holdings LLC Series C Preferred	470,535	9,392,114	14,116,050
11/2013	Tory Burch LLC	171,581	13,447,917	8,683,713
06/2014	Uber Technologies, Inc. Series D Preferred	1,815,430	28,162,857	78,880,433
08/2014	Veracode, Inc.	566,228	—	308,028
12/2014	WeWork Companies, Inc. Class A	29,564	492,275	1,845,385
12/2014	WeWork Companies, Inc. Class D-1 Preferred	404,267	6,731,515	25,234,346
12/2014	WeWork Companies, Inc. Class D-2 Preferred	317,638	5,289,041	19,826,964

			$143,363,112	$240,166,052

(4)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $259,925,003, which represents 5.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $50,056,351, representing 1.1% of net assets.

(6)	Current yield as of period end.

(7)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$45,452,733	$45,452,733	$—	$—
Capital Goods	191,350,507	191,350,507	—	—
Commercial & Professional Services	144,313,445	136,363,791	—	7,949,654
Consumer Durables & Apparel	111,901,044	111,901,044	—	—
Consumer Services	157,306,003	144,919,598	—	12,386,405
Diversified Financials	222,880,668	222,880,668	—	—
Energy	103,842,531	103,842,531	—	—
Food, Beverage & Tobacco	177,608,666	177,608,666	—	—
Health Care Equipment & Services	586,706,572	586,706,572	—	—
Materials	47,864,101	47,864,101	—	—
Media & Entertainment	454,420,163	434,661,212	—	19,758,951
Pharmaceuticals, Biotechnology & Life Sciences	268,206,103	186,644,033	81,562,070	—
Real Estate	46,780,450	44,935,065	—	1,845,385
Retailing	461,367,559	450,997,293	—	10,370,266
Semiconductors & Semiconductor Equipment	138,869,754	138,869,754	—	—
Software & Services	1,128,003,334	1,128,003,334	—	—
Technology Hardware & Equipment	96,166,517	57,826,169	38,340,348	—
Transportation	76,537,752	76,537,752	—	—
Preferred Stocks	198,397,561	—	—	198,397,561
Convertible Preferred Stocks	8,324,179	—	—	8,324,179
Escrows	892,602	—	—	892,602
Warrants	6,642,428	6,642,428	—	—
Short-Term Investments	66,175,462	66,175,462	—	—

Total	$4,740,010,134	$4,360,182,713	$119,902,418	$259,925,003

(1)

For the year ended October 31, 2018, investments valued at $15,167,450 were transferred into Level 3 due to the unavailability of active market pricing and investments valued at $30,611,336 were transferred out of Level 3 due to the expiration of trading restrictions.

The accompanying notes are an integral part of these financial statements.

55

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2018:

	Common Stocks	Convertible Preferred Stocks	Escrows	Preferred Stocks	Total
Beginning balance	$45,874,568	$8,302,417	$—	$254,192,119	$308,369,104
Conversions*	(4,152,445)	—	4,152,445	—	—
Purchases	5,174,467	—	—	—	5,174,467
Sales	(3,978,379)	—	—	(27,769,268)	(31,747,647)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	(38,243)	—	(13,281,930)	11,767,514	(1,552,659)
Net change in unrealized appreciation/depreciation	4,699,973	21,762	10,022,087	(19,618,198)	(4,874,376)
Transfers into Level 3	15,167,450	—	—	—	15,167,450
Transfers out of Level 3	(10,436,730)	—	—	(20,174,606)	(30,611,336)

Ending balance	$52,310,661	$8,324,179	$892,602	$198,397,561	$259,925,003

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2018 was $(3,178,969).

*	Private Equity securities that were common stocks are now escrows.

The accompanying notes are an integral part of these financial statements.

56

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8%
	Biotechnology - 23.2%
838,179	Aduro Biotech, Inc.*	$3,553,879
127,652	Aimmune Therapeutics, Inc.*	3,392,990
309,005	Alder Biopharmaceuticals, Inc.*	3,924,364
529,406	Alkermes plc*	21,615,647
143,415	Alnylam Pharmaceuticals, Inc.*	11,534,868
163,928	Arena Pharmaceuticals, Inc.*	5,845,672
233,535	Audentes Therapeutics, Inc.*	6,585,687
63,042	Biogen, Inc.*	19,181,789
128,407	Bluebird Bio, Inc.*	14,728,283
258,913	Calithera Biosciences, Inc.*	1,222,069
40,298	Celgene Corp.*	2,885,337
392,788	Clementia Pharmaceuticals, Inc.*(1)	5,106,244
928,526	Coherus Biosciences, Inc.*	10,854,469
481,248	Cytokinetics, Inc.*	3,219,549
334,000	Forty Seven, Inc.*	4,121,560
282,384	G1 Therapeutics, Inc.*	11,298,184
78,512	Galapagos N.V.*	8,066,187
71,190	Genmab A/S*	9,741,211
254,319	Global Blood Therapeutics, Inc.*(1)	8,924,054
523,249	GlycoMimetics, Inc.*	6,582,472
237,366	Heron Therapeutics, Inc.*	6,589,280
126,438	Incyte Corp.*	8,195,711
85,652	Innate Pharma S.A.*(1)	716,437
460,233	Ironwood Pharmaceuticals, Inc.*	6,029,052
470,304	Karyopharm Therapeutics, Inc.*	4,957,004
221,601	Loxo Oncology, Inc.*	33,829,609
333,139	Momenta Pharmaceuticals, Inc.*	4,167,569
204,970	Neon Therapeutics, Inc.*(1)	1,201,124
358,877	Nightstar Therapeutics plc*	3,624,658
397,332	PhaseBio Pharmaceuticals, Inc.*	2,026,393
502,763	Portola Pharmaceuticals, Inc.*(1)	9,899,403
175,771	Radius Health, Inc.*(1)	2,782,455
9,077	Regeneron Pharmaceuticals, Inc.*	3,079,281
1,621,062	Rigel Pharmaceuticals, Inc.*	4,652,448
544,514	Seattle Genetics, Inc.*	30,563,571
115,459	Spark Therapeutics, Inc.*	5,194,500
595,201	Syndax Pharmaceuticals, Inc.*	2,862,917
101,427	TESARO, Inc.*(1)	2,929,212
680,062	Trevena, Inc.*(1)	621,577
105,953	Ultragenyx Pharmaceutical, Inc.*	5,133,423
137,614	UroGen Pharma Ltd.*(1)	5,492,175
139,411	Vertex Pharmaceuticals, Inc.*	23,624,588
104,222	Zealand Pharma A/S ADR*(1)	1,328,831

		331,885,733

	Drug Retail - 0.6%
109,844	Walgreens Boots Alliance, Inc.	8,762,256

	Health Care Distributors - 1.6%
152,220	Cardinal Health, Inc.	7,702,332
120,170	McKesson Corp.	14,992,409

		22,694,741

	Health Care Equipment - 21.2%
851,435	Abbott Laboratories	58,697,929
238,364	AtriCure, Inc.*	7,582,359
107,313	Baxter International, Inc.	6,708,136
1,430,919	Boston Scientific Corp.*	51,713,413
237,685	Danaher Corp.	23,625,889
152,864	Edwards Lifesciences Corp.*	22,562,726
116,538	Globus Medical, Inc. Class A*	6,159,033
176,981	Koninklijke Philips N.V.	6,600,654
639,107	Medtronic plc	57,404,591
94,566	NuVasive, Inc.*	5,311,772
453,770	Smith & Nephew plc	7,375,962
88,480	Stryker Corp.	14,353,225
48,535	Teleflex, Inc.	11,684,316

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Health Care Equipment - 21.2% - (continued)
196,137	Zimmer Biomet Holdings, Inc.	$22,279,202

		302,059,207

	Health Care Facilities - 4.9%
242,435	Acadia Healthcare Co., Inc.*(1)	10,061,053
3,683,500	China Resources Phoenix Healthcare Holdings Co., Ltd.	2,538,176
285,331	HCA Healthcare, Inc.	38,100,248
136,303	NMC Health plc	6,145,842
104,441	Universal Health Services, Inc. Class B	12,695,848

		69,541,167

	Health Care Services - 0.0%
10,200	Guardant Health, Inc.*	341,496

	Health Care Supplies - 0.2%
281,272	Endologix, Inc.*	343,152
174,145	OraSure Technologies, Inc.*	2,420,615

		2,763,767

	Health Care Technology - 2.8%
120,147	athenahealth, Inc.*	15,323,548
121,917	Cerner Corp.*	6,983,406
337,700	HMS Holdings Corp.*	9,732,514
120,126	Teladoc Health, Inc.*	8,329,537

		40,369,005

	Life Sciences Tools & Services - 4.1%
55,873	ICON plc*	7,714,944
155,865	Syneos Health, Inc.*	7,112,120
4,491	Tecan Group AG	1,013,114
183,568	Thermo Fisher Scientific, Inc.	42,890,663

		58,730,841

	Managed Health Care - 13.2%
34,854	Aetna, Inc.	6,915,034
149,747	Anthem, Inc.	41,265,781
63,928	Centene Corp.*	8,331,097
41,908	Cigna Corp.	8,960,349
26,369	Humana, Inc.	8,448,891
37,380	Molina Healthcare, Inc.*	4,738,663
367,885	UnitedHealth Group, Inc.	96,146,745
49,446	WellCare Health Plans, Inc.*	13,646,601

		188,453,161

	Pharmaceuticals - 24.0%
266,623	Allergan plc	42,129,100
411,416	Amneal Pharmaceuticals, Inc.*(1)	7,590,625
218,040	Assembly Biosciences, Inc.*	4,988,755
923,374	AstraZeneca plc ADR	35,808,444
979,958	Bristol-Myers Squibb Co.	49,527,077
115,890	Chugai Pharmaceutical Co., Ltd.	6,784,986
404,387	Clearside Biomedical, Inc.*	2,191,778
191,000	Daiichi Sankyo Co., Ltd.	7,300,628
215,743	Dermira, Inc.*	2,707,575
261,570	Eisai Co., Ltd.	21,783,645
28,500	Elanco Animal Health, Inc.*	868,680
426,924	Eli Lilly & Co.	46,295,639
278,999	Evolus, Inc.*	4,134,765
63,941	Hikma Pharmaceuticals plc	1,550,886
164,802	Intersect ENT, Inc.*	4,624,344
84,005	Kala Pharmaceuticals, Inc.*	609,036
97,626	Laboratorios Farmaceuticos Rovi S.A.	1,802,391
413,857	Medicines Co.*	9,626,314
1,020,809	MediWound Ltd.*	5,920,692
476,306	Mylan N.V.*	14,884,563
317,880	MyoKardia, Inc.*	16,828,567
1,464,866	Nabriva Therapeutics plc*	2,900,435

The accompanying notes are an integral part of these financial statements.

57

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Pharmaceuticals - 24.0% - (continued)
115,418	Novartis AG	$10,107,419
116,335	ObsEva S.A.*	1,827,623
369,060	Ono Pharmaceutical Co., Ltd.	8,375,307
299,364	Revance Therapeutics, Inc.*	6,517,154
3,668,150	Sino Biopharmaceutical Ltd.	3,310,841
72,450	Takeda Pharmaceutical Co., Ltd.	3,003,742
216,098	Teva Pharmaceutical Industries Ltd. ADR	4,317,638
97,400	Tricida, Inc.*(1)	2,629,800
144,065	UCB S.A.	12,098,580

		343,047,029

	Total Common Stocks (cost $1,207,102,278)	$1,368,648,403

	Total Long-Term Investments (cost $1,207,102,278)	$1,368,648,403

SHORT-TERM INVESTMENTS - 5.3%
	Other Investment Pools & Funds - 4.3%
61,948,529	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(2)	$61,948,529

	Securities Lending Collateral - 1.0%
736,032	Citibank NA DDCA, 2.19%, 11/1/2018(2)	736,032
5,699,750	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(2)	5,699,750
1,675,184	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(2)	1,675,184
4,066,304	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(2)	4,066,304
778,137	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(2)	778,137
1,765,231	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(2)	1,765,231

		14,720,638

	Total Short-Term Investments (cost $76,669,167)	$76,669,167

Total Investments (cost $1,283,771,445)	101.1%	$1,445,317,570
Other Assets and Liabilities	(1.1)%	(16,224,335)

Total Net Assets	100.0%	$1,429,093,235

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$331,885,733	$313,361,898	$18,523,835	$—
Drug Retail	8,762,256	8,762,256	—	—
Health Care Distributors	22,694,741	22,694,741	—	—
Health Care Equipment	302,059,207	288,082,591	13,976,616	—
Health Care Facilities	69,541,167	60,857,149	8,684,018	—
Health Care Services	341,496	341,496	—	—
Health Care Supplies	2,763,767	2,763,767	—	—
Health Care Technology	40,369,005	40,369,005	—	—
Life Sciences Tools & Services	58,730,841	57,717,727	1,013,114	—
Managed Health Care	188,453,161	188,453,161	—	—
Pharmaceuticals	343,047,029	268,730,995	74,316,034	—
Short-Term Investments	76,669,167	76,669,167	—	—

Total	$1,445,317,570	$1,328,803,953	$116,513,617	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

58

The Hartford MidCap Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0%
	Banks - 6.1%
1,184,353	Cullen/Frost Bankers, Inc.	$115,971,846
391,223	East West Bancorp, Inc.	20,515,734
225,748	First Citizens BancShares, Inc. Class A	96,310,869
1,649,653	First Republic Bank	150,101,926
930,018	M&T Bank Corp.	153,834,277
944,582	Pinnacle Financial Partners, Inc.	49,401,639
1,437,273	Prosperity Bancshares, Inc.	93,465,863
1,079,101	South State Corp.	73,022,765

		752,624,919

	Capital Goods - 7.5%
2,211,659	Fastenal Co.	113,701,389
1,535,509	HEICO Corp. Class A	102,357,030
1,504,645	IDEX Corp.	190,819,079
1,118,576	Lennox International, Inc.	235,896,493
1,482,991	Lincoln Electric Holdings, Inc.	119,988,802
727,441	Middleby Corp.*	81,691,624
1,301,676	PACCAR, Inc.	74,468,884

		918,923,301

	Commercial & Professional Services - 7.1%
695,223	Cimpress N.V.*	86,895,923
643,472	Cintas Corp.	117,028,253
346,273	CoStar Group, Inc.*	125,149,988
2,519,945	KAR Auction Services, Inc.	143,485,668
3,272,549	TransUnion	215,170,097
364,234	UniFirst Corp.	54,380,136
1,706,231	Waste Connections, Inc.	130,424,297

		872,534,362

	Consumer Durables & Apparel - 2.8%
1,177,692	Carter’s, Inc.	113,034,878
67,296	NVR, Inc.*	150,677,763
4,322,072	Under Armour, Inc. Class C*(1)	85,706,688

		349,419,329

	Consumer Services - 1.9%
2,866,724	Aramark	102,972,726
1,833,385	Choice Hotels International, Inc.	134,570,459

		237,543,185

	Diversified Financials - 3.2%
342,990	Credit Acceptance Corp.*	145,571,816
615,498	FactSet Research Systems, Inc.	137,723,833
1,151,562	Northern Trust Corp.	108,327,437

		391,623,086

	Energy - 4.0%
1,146,423	Diamondback Energy, Inc.	128,812,088
5,530,163	Newfield Exploration Co.*	111,709,293
15,427,276	WPX Energy, Inc.*	247,453,507

		487,974,888

	Health Care Equipment & Services - 6.7%
1,353,247	Hill-Rom Holdings, Inc.	113,781,008
2,190,731	Integra LifeSciences Holdings Corp.*	117,357,460
476,386	NuVasive, Inc.*	26,758,601
1,191,409	STERIS plc	130,232,918
685,204	Teleflex, Inc.	164,956,011
1,225,908	Varian Medical Systems, Inc.*	146,336,638
1,408,008	Veeva Systems, Inc. Class A*	128,621,531

		828,044,167

	Insurance - 5.5%
157,185	Alleghany Corp.	94,417,886
189,596	Fairfax Financial Holdings Ltd.	92,130,017
2,029,690	Fidelity National Financial, Inc.	67,893,131
212,308	Markel Corp.*	232,103,598
111,514	White Mountains Insurance Group Ltd.	98,876,118
1,148,798	WR Berkley Corp.	87,193,768

		672,614,518

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Materials - 2.7%
3,981,946	Ball Corp.	$178,391,181
1,049,934	Packaging Corp. of America	96,394,441
2,581,611	Silgan Holdings, Inc.	62,036,112

		336,821,734

	Media & Entertainment - 2.7%
945,187	Cargurus, Inc.*	41,985,206
2,922,037	TripAdvisor, Inc.*	152,355,009
1,212,261	Zillow Group, Inc. Class A*	48,938,977
2,100,293	Zillow Group, Inc. Class C*	84,557,796

		327,836,988

	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
2,223,567	Aerie Pharmaceuticals, Inc.*	118,249,293
1,655,738	Agios Pharmaceuticals, Inc.*	104,410,838
2,893,267	Alkermes plc*	118,132,092
1,221,965	Alnylam Pharmaceuticals, Inc.*	98,282,645
182,370	BeiGene Ltd. ADR*	22,967,678
683,694	Bio-Techne Corp.	114,669,158
739,007	Bluebird Bio, Inc.*	84,764,103
2,923,977	Ionis Pharmaceuticals, Inc.*	144,883,060
3,824,773	Ironwood Pharmaceuticals, Inc.*	50,104,526
241,633	Mettler-Toledo International, Inc.*	132,129,757
1,161,813	PRA Health Sciences, Inc.*	112,544,825
1,125,282	Repligen Corp.*	61,012,790
1,003,569	Sage Therapeutics, Inc.*	129,139,259
2,083,026	Seattle Genetics, Inc.*	116,920,249
1,365,591	Spark Therapeutics, Inc.*(1)	61,437,939
1,731,964	Ultragenyx Pharmaceutical, Inc.*	83,913,656

		1,553,561,868

	Real Estate - 1.3%
3,370,124	Equity Commonwealth REIT	100,362,293
4,080,118	Redfin Corp.*(1)	63,037,823

		163,400,116

	Retailing - 1.9%
2,324,284	CarMax, Inc.*	157,842,127
1,625,741	Etsy, Inc.*	69,126,507

		226,968,634

	Semiconductors & Semiconductor Equipment - 2.3%
1,426,354	MKS Instruments, Inc.	105,108,026
638,781	Monolithic Power Systems, Inc.	75,452,812
1,257,025	Silicon Laboratories, Inc.*	102,485,248

		283,046,086

	Software & Services - 17.8%
1,353,205	2U, Inc.*	85,130,127
2,260,990	Akamai Technologies, Inc.*	163,356,528
1,850,999	Black Knight, Inc.*	90,273,221
1,949,524	Blackbaud, Inc.	139,819,861
572,467	EPAM Systems, Inc.*	68,392,632
536,682	Fair Isaac Corp.*	103,423,988
9,792,934	Genpact Ltd.	268,424,321
1,596,137	Global Payments, Inc.	182,326,730
1,663,863	Guidewire Software, Inc.*	148,033,891
1,558,674	PTC, Inc.*	128,450,324
4,855,900	Teradata Corp.*	176,754,760
1,311,573	Total System Services, Inc.	119,549,879
1,512,981	VeriSign, Inc.*	215,660,312
1,661,896	WEX, Inc.*	292,427,220

		2,182,023,794

	Technology Hardware & Equipment - 7.6%
2,663,144	CDW Corp.	239,709,592
5,285,136	CommScope Holding Co., Inc.*	127,160,372
736,960	F5 Networks, Inc.*	129,174,349
3,645,853	II-VI, Inc.*	135,735,107
2,410,852	Keysight Technologies, Inc.*	137,611,432
3,325,500	National Instruments Corp.	162,849,735

		932,240,587

The accompanying notes are an integral part of these financial statements.

59

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Transportation - 3.9%
353,811	AMERCO	$115,512,215
2,156,356	Genesee & Wyoming, Inc. Class A*	170,848,086
5,557,103	JetBlue Airways Corp.*	92,970,333
2,003,968	Spirit Airlines, Inc.*	104,005,939

		483,336,573

	Utilities - 2.4%
1,063,802	Black Hills Corp.	63,296,219
2,105,052	NiSource, Inc.	53,384,119
3,323,072	UGI Corp.	176,322,200

		293,002,538

	Total Common Stocks (cost $10,858,554,248)	$12,293,540,673

	Total Long-Term Investments (cost $10,858,554,248)	$12,293,540,673

SHORT-TERM INVESTMENTS - 0.3%
	Securities Lending Collateral - 0.3%
1,778,794	Citibank NA DDCA, 2.19%, 11/1/2018(2)	$1,778,794
13,774,784	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(2)	13,774,784
4,048,476	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(2)	4,048,476
9,827,178	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(2)	9,827,178
1,880,552	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(2)	1,880,552
4,266,096	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(2)	4,266,096

		35,575,880

	Total Short-Term Investments (cost $35,575,880)	$35,575,880

Total Investments (cost $10,894,130,128)	100.3%	$12,329,116,553
Other Assets and Liabilities	(0.3)%	(32,045,302)

Total Net Assets	100.0%	$12,297,071,251

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$752,624,919	$752,624,919	$—	$—
Capital Goods	918,923,301	918,923,301	—	—
Commercial & Professional Services	872,534,362	872,534,362	—	—
Consumer Durables & Apparel	349,419,329	349,419,329	—	—
Consumer Services	237,543,185	237,543,185	—	—
Diversified Financials	391,623,086	391,623,086	—	—
Energy	487,974,888	487,974,888	—	—
Health Care Equipment & Services	828,044,167	828,044,167	—	—
Insurance	672,614,518	672,614,518	—	—
Materials	336,821,734	336,821,734	—	—
Media & Entertainment	327,836,988	327,836,988	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,553,561,868	1,553,561,868	—	—
Real Estate	163,400,116	163,400,116	—	—
Retailing	226,968,634	226,968,634	—	—
Semiconductors & Semiconductor Equipment	283,046,086	283,046,086	—	—
Software & Services	2,182,023,794	2,182,023,794	—	—
Technology Hardware & Equipment	932,240,587	932,240,587	—	—
Transportation	483,336,573	483,336,573	—	—
Utilities	293,002,538	293,002,538	—	—
Short-Term Investments	35,575,880	35,575,880	—	—

Total	$12,329,116,553	$12,329,116,553	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

60

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2%
	Automobiles & Components - 0.7%
214,143	Goodyear Tire & Rubber Co.	$4,509,851

	Banks - 10.4%
175,929	BancorpSouth Bank	5,049,162
159,616	Bank OZK	4,367,094
132,484	Comerica, Inc.	10,805,395
245,654	First Midwest Bancorp, Inc.	5,640,216
115,434	IBERIABANK Corp.	8,598,678
54,416	Pinnacle Financial Partners, Inc.	2,845,957
79,034	South State Corp.	5,348,231
400,353	Sterling Bancorp	7,198,347
136,863	Western Alliance Bancorp*	6,602,271
199,245	Zions Bancorporation	9,374,477

		65,829,828

	Capital Goods - 9.7%
106,310	Granite Construction, Inc.	4,860,493
75,108	Harris Corp.	11,169,311
89,551	Hubbell, Inc.	9,107,337
254,487	JELD-WEN Holding, Inc.*	4,137,958
538,347	Milacron Holdings Corp.*	7,536,858
116,463	Moog, Inc. Class A	8,332,928
736,725	Sanwa Holdings Corp.	8,645,270
158,250	Sensata Technologies Holding plc*	7,421,925

		61,212,080

	Commercial & Professional Services - 2.2%
358,046	Atento S.A.	2,198,403
170,755	Clean Harbors, Inc.*	11,618,170

		13,816,573

	Consumer Durables & Apparel - 1.2%
58,987	Lennar Corp. Class A	2,535,261
322,334	Newell Brands, Inc.	5,118,664

		7,653,925

	Consumer Services - 0.7%
105,746	Norwegian Cruise Line Holdings Ltd.*	4,660,226

	Diversified Financials - 1.0%
649,090	SLM Corp.*	6,581,773

	Energy - 7.4%
85,666	Delek U.S. Holdings, Inc.	3,145,656
196,858	Diamondback Energy, Inc.	22,118,965
38,160	Energen Corp.*	2,746,375
609,024	Laredo Petroleum, Inc.*	3,191,286
452,061	Newfield Exploration Co.*	9,131,632
384,461	WPX Energy, Inc.*	6,166,754

		46,500,668

	Food & Staples Retailing - 1.5%
331,414	US Foods Holding Corp.*	9,667,346

	Food, Beverage & Tobacco - 1.8%
34,985	Ingredion, Inc.	3,539,782
86,964	Post Holdings, Inc.*	7,689,357

		11,229,139

	Health Care Equipment & Services - 3.7%
126,110	Acadia Healthcare Co., Inc.*(1)	5,233,565
107,895	Brookdale Senior Living, Inc.*	963,502
114,457	Hill-Rom Holdings, Inc.	9,623,545
68,483	STERIS plc	7,485,877

		23,306,489

	Insurance - 9.4%
97,931	Assurant, Inc.	9,519,873
431,232	CNO Financial Group, Inc.	8,150,285
69,211	Hanover Insurance Group, Inc.	7,708,721
209,078	Jardine Lloyd Thompson Group plc	5,040,214
1,062,719	Lancashire Holdings Ltd.	8,011,653
88,577	Reinsurance Group of America, Inc.	12,610,707
224,497	Unum Group	8,140,261

		59,181,714

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2% - (continued)
	Materials - 9.5%
194,906	Alcoa Corp.*	$6,819,761
245,876	Buzzi Unicem S.p.A.	4,721,362
170,471	Cabot Corp.	8,298,528
86,644	Carpenter Technology Corp.	3,778,545
109,603	Celanese Corp. Series A	10,624,915
252,701	Commercial Metals Co.	4,816,481
138,840	FMC Corp.	10,840,627
128,849	Reliance Steel & Aluminum Co.	10,168,763

		60,068,982

	Media & Entertainment - 0.6%
311,583	TEGNA, Inc.	3,595,668

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
58,702	Five Prime Therapeutics, Inc.*	712,642

	Real Estate - 12.6%
98,275	American Assets Trust, Inc. REIT	3,769,829
570,982	Brixmor Property Group, Inc. REIT	9,249,908
308,037	Corporate Office Properties Trust REIT	7,959,676
51,360	Equity LifeStyle Properties, Inc. REIT	4,863,278
35,547	Extra Space Storage, Inc. REIT	3,201,363
65,550	Life Storage, Inc. REIT	6,172,188
311,946	Park Hotels & Resorts, Inc. REIT	9,068,270
488,694	Physicians Realty Trust REIT	8,102,547
93,663	PS Business Parks, Inc. REIT	12,232,388
500,165	STORE Capital Corp. REIT	14,519,790

		79,139,237

	Retailing - 1.0%
185,478	Caleres, Inc.	6,343,348

	Semiconductors & Semiconductor Equipment - 2.2%
161,792	Axcelis Technologies, Inc.*	2,792,530
251,524	Ichor Holdings Ltd.*(1)	4,464,551
176,570	Silicon Motion Technology Corp. ADR	6,637,266

		13,894,347

	Software & Services - 6.0%
119,632	Amdocs Ltd.	7,569,117
133,649	Booz Allen Hamilton Holding Corp.	6,620,971
151,568	Leidos Holdings, Inc.	9,818,575
184,626	SS&C Technologies Holdings, Inc.	9,445,466
30,779	VeriSign, Inc.*	4,387,239

		37,841,368

	Technology Hardware & Equipment - 5.9%
96,015	Acacia Communications, Inc.*	3,309,637
231,907	Arrow Electronics, Inc.*	15,702,423
111,812	Itron, Inc.*	5,829,878
175,304	KEMET Corp.*	3,818,121
148,104	Keysight Technologies, Inc.*	8,453,776

		37,113,835

	Telecommunication Services - 1.4%
156,081	Millicom International Cellular S.A.	8,807,992

	Transportation - 3.4%
135,113	Genesee & Wyoming, Inc. Class A*	10,705,003
420,159	JetBlue Airways Corp.*	7,029,260
118,852	Knight-Swift Transportation Holdings, Inc.	3,803,264

		21,537,527

	Utilities - 5.8%
278,758	Alliant Energy Corp.	11,981,019
94,599	Evergy, Inc.	5,296,598
359,422	UGI Corp.	19,070,931

		36,348,548

	Total Common Stocks (cost $611,341,823)	$619,553,106

	Total Long-Term Investments (cost $611,341,823)	$619,553,106

The accompanying notes are an integral part of these financial statements.

61

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.1%
	Other Investment Pools & Funds - 1.9%
11,977,421	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(2)	$11,977,421

	Securities Lending Collateral - 1.2%
373,186	Citibank NA DDCA, 2.19%, 11/1/2018(2)	373,186
2,889,913	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(2)	2,889,913
849,360	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(2)	849,359
2,061,716	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(2)	2,061,716
394,535	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(2)	394,535
895,016	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(2)	895,016

		7,463,725

	Total Short-Term Investments (cost $19,441,146)	$19,441,146

Total Investments (cost $630,782,969)	101.3%	$638,994,252
Other Assets and Liabilities	(1.3)%	(8,212,885)

Total Net Assets	100.0%	$630,781,367

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$4,509,851	$4,509,851	$—	$—
Banks	65,829,828	65,829,828	—	—
Capital Goods	61,212,080	52,566,810	8,645,270	—
Commercial & Professional Services	13,816,573	13,816,573	—	—
Consumer Durables & Apparel	7,653,925	7,653,925	—	—
Consumer Services	4,660,226	4,660,226	—	—
Diversified Financials	6,581,773	6,581,773	—	—
Energy	46,500,668	46,500,668	—	—
Food & Staples Retailing	9,667,346	9,667,346	—	—
Food, Beverage & Tobacco	11,229,139	11,229,139	—	—
Health Care Equipment & Services	23,306,489	23,306,489	—	—
Insurance	59,181,714	51,170,061	8,011,653	—
Materials	60,068,982	55,347,620	4,721,362	—
Media & Entertainment	3,595,668	3,595,668	—	—
Pharmaceuticals, Biotechnology & Life Sciences	712,642	712,642	—	—
Real Estate	79,139,237	79,139,237	—	—
Retailing	6,343,348	6,343,348	—	—
Semiconductors & Semiconductor Equipment	13,894,347	13,894,347	—	—
Software & Services	37,841,368	37,841,368	—	—
Technology Hardware & Equipment	37,113,835	37,113,835	—	—
Telecommunication Services	8,807,992	—	8,807,992	—
Transportation	21,537,527	21,537,527	—	—
Utilities	36,348,548	36,348,548	—	—
Short-Term Investments	19,441,146	19,441,146	—	—

Total	$638,994,252	$608,807,975	$30,186,277	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

62

Hartford Quality Value Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4%
	Automobiles & Components - 0.0%
40	Garrett Motion, Inc.*	$607

	Banks - 16.8%
425,151	Bank of America Corp.	11,691,653
41,264	Bank of Nova Scotia	2,216,289
138,878	Citigroup, Inc.	9,090,954
115,273	JP Morgan Chase & Co.	12,567,063
19,591	M&T Bank Corp.	3,240,547
35,164	PNC Financial Services Group, Inc.	4,518,222
80,142	Wells Fargo & Co.	4,265,959

		47,590,687

	Capital Goods - 6.1%
46,336	Eaton Corp. plc	3,320,901
16,305	General Dynamics Corp.	2,813,917
26,468	Honeywell International, Inc.	3,833,096
103,913	Johnson Controls International plc	3,322,099
13,232	Lockheed Martin Corp.	3,888,223
2,011	Resideo Technologies, Inc.*	42,338

		17,220,574

	Commercial & Professional Services - 1.2%
36,434	Waste Management, Inc.	3,259,750

	Diversified Financials - 0.9%
86,058	Synchrony Financial	2,485,355

	Energy - 11.1%
37,109	Anadarko Petroleum Corp.	1,974,199
78,005	Canadian Natural Resources Ltd.	2,131,097
70,532	Chevron Corp.	7,874,898
32,463	EOG Resources, Inc.	3,419,652
62,869	Exxon Mobil Corp.	5,009,402
89,141	Halliburton Co.	3,091,410
55,148	Hess Corp.	3,165,495
75,278	Suncor Energy, Inc.	2,507,510
38,895	Total S.A. ADR	2,279,247

		31,452,910

	Food & Staples Retailing - 1.7%
60,333	Walgreens Boots Alliance, Inc.	4,812,763

	Food, Beverage & Tobacco - 5.0%
48,049	Altria Group, Inc.	3,125,107
77,081	General Mills, Inc.	3,376,148
29,030	Nestle S.A. ADR	2,446,648
60,229	Philip Morris International, Inc.	5,304,368

		14,252,271

	Health Care Equipment & Services - 5.2%
42,385	Cardinal Health, Inc.	2,144,681
67,844	Medtronic plc	6,093,748
26,049	STERIS plc	2,847,416
13,888	UnitedHealth Group, Inc.	3,629,629

		14,715,474

	Household & Personal Products - 1.0%
54,993	Unilever N.V.	2,957,523

	Insurance - 6.7%
77,897	American International Group, Inc.	3,216,367
27,685	Chubb Ltd.	3,458,133
43,441	Marsh & McLennan Cos., Inc.	3,681,625
65,352	MetLife, Inc.	2,691,849
49,563	Principal Financial Group, Inc.	2,332,931
38,103	Prudential Financial, Inc.	3,573,299

		18,954,204

	Materials - 5.0%
58,378	Ball Corp.	2,615,335
93,410	CRH plc ADR	2,781,750
38,623	FMC Corp.	3,015,684
34,603	Methanex Corp.(1)	2,239,852
32,471	PPG Industries, Inc.	3,412,377

		14,064,998

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Media & Entertainment - 2.1%
155,077	Comcast Corp. Class A	$5,914,637

	Pharmaceuticals, Biotechnology & Life Sciences - 8.5%
20,388	Allergan plc	3,221,508
126,286	AstraZeneca plc ADR	4,897,371
99,084	Bristol-Myers Squibb Co.	5,007,705
104,861	Merck & Co., Inc.	7,718,818
37,291	Novartis AG ADR	3,261,471

		24,106,873

	Real Estate - 3.1%
19,254	American Tower Corp. REIT	2,999,966
97,376	Corporate Office Properties Trust REIT	2,516,196
15,518	Public Storage REIT	3,188,483

		8,704,645

	Retailing - 4.7%
571,800	Allstar Co.*(2)(3)(4)	263,028
27,286	Expedia Group, Inc.	3,422,483
53,437	Lowe’s Cos., Inc.	5,088,271
52,643	Target Corp.	4,402,534

		13,176,316

	Semiconductors & Semiconductor Equipment - 4.4%
153,698	Intel Corp.	7,205,362
27,134	KLA-Tencor Corp.	2,483,847
44,926	QUALCOMM, Inc.	2,825,396

		12,514,605

	Software & Services - 3.7%
19,084	Accenture plc Class A	3,008,020
32,136	International Business Machines Corp.	3,709,458
35,617	Microsoft Corp.	3,804,252

		10,521,730

	Technology Hardware & Equipment - 3.0%
106,951	Cisco Systems, Inc.	4,893,008
28,956	Motorola Solutions, Inc.	3,548,848

		8,441,856

	Telecommunication Services - 3.0%
147,943	Verizon Communications, Inc.	8,446,066

	Transportation - 1.0%
25,736	United Parcel Service, Inc. Class B	2,741,913

	Utilities - 4.2%
65,352	Alliant Energy Corp.	2,808,829
60,218	Avangrid, Inc.	2,830,848
49,835	Eversource Energy	3,152,562
60,316	UGI Corp.	3,200,367

		11,992,606

	Total Common Stocks (cost $275,503,736)	$278,328,363

	Total Long-Term Investments (cost $275,503,736)	$278,328,363

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.3%
3,842,488	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(5)	$3,842,488

	Securities Lending Collateral - 0.5%
69,620	Citibank NA DDCA, 2.19%, 11/1/2018(5)	69,620
539,130	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(5)	539,130
158,453	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(5)	158,453
384,625	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(5)	384,625
73,603	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(5)	73,603

The accompanying notes are an integral part of these financial statements.

63

Hartford Quality Value Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 1.8% - (continued)
	Securities Lending Collateral - 0.5% - (continued)
166,970	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(5)	$166,971

		1,392,402

	Total Short-Term Investments (cost $5,234,890)	$5,234,890

Total Investments (cost $280,738,626)	100.2%	$283,563,253
Other Assets and Liabilities	(0.2)%	(641,629)

Total Net Assets	100.0%	$282,921,624

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $263,028 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	571,800	$248,744	$263,028

(4)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of this security was $263,028, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$607	$607	$—	$—
Banks	47,590,687	47,590,687	—	—
Capital Goods	17,220,574	17,220,574	—	—
Commercial & Professional Services	3,259,750	3,259,750	—	—
Diversified Financials	2,485,355	2,485,355	—	—
Energy	31,452,910	31,452,910	—	—
Food & Staples Retailing	4,812,763	4,812,763	—	—
Food, Beverage & Tobacco	14,252,271	14,252,271	—	—
Health Care Equipment & Services	14,715,474	14,715,474	—	—
Household & Personal Products	2,957,523	2,957,523	—	—
Insurance	18,954,204	18,954,204	—	—
Materials	14,064,998	14,064,998	—	—
Media & Entertainment	5,914,637	5,914,637	—	—
Pharmaceuticals, Biotechnology & Life Sciences	24,106,873	24,106,873	—	—
Real Estate	8,704,645	8,704,645	—	—
Retailing	13,176,316	12,913,288	—	263,028
Semiconductors & Semiconductor Equipment	12,514,605	12,514,605	—	—
Software & Services	10,521,730	10,521,730	—	—
Technology Hardware & Equipment	8,441,856	8,441,856	—	—
Telecommunication Services	8,446,066	8,446,066	—	—
Transportation	2,741,913	2,741,913	—	—
Utilities	11,992,606	11,992,606	—	—
Short-Term Investments	5,234,890	5,234,890	—	—

Total	$283,563,253	$283,300,225	$—	$263,028

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

64

Hartford Small Cap Core Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Banks - 9.0%
10,869	Bank of NT Butterfield & Son Ltd.	$437,912
10,182	Berkshire Hills Bancorp, Inc.	339,773
20,320	Cadence Bancorp	448,259
19,781	Cathay General Bancorp	745,150
16,920	Essent Group Ltd.*	666,986
10,766	Fidelity Southern Corp.	249,987
171,347	First BanCorp*	1,581,533
32,527	Hope Bancorp, Inc.	470,991
7,852	Live Oak Bancshares, Inc.(1)	144,477
9,224	Merchants Bancorp	212,152
2,707	Metropolitan Bank Holding Corp.*	99,780
63,345	MGIC Investment Corp.*	773,442
38,265	OFG Bancorp	653,949
14,848	Opus Bank	281,964
6,413	Popular, Inc.	333,540
30,822	Radian Group, Inc.	591,474
5,450	Renasant Corp.	190,096
8,981	Walker & Dunlop, Inc.	376,843
7,692	Wintrust Financial Corp.	585,669

		9,183,977

	Capital Goods - 7.7%
10,860	American Railcar Industries, Inc.(1)	759,223
10,261	Apogee Enterprises, Inc.	370,422
12,208	Atkore International Group, Inc.*	235,126
28,403	Briggs & Stratton Corp.	412,696
7,105	Columbus McKinnon Corp.	260,967
26,473	Continental Building Products, Inc.*	736,214
10,654	EMCOR Group, Inc.	756,221
6,415	EnerSys	510,441
59,419	Enphase Energy, Inc.*(1)	269,762
8,659	Generac Holdings, Inc.*	439,271
6,311	Global Brass & Copper Holdings, Inc.	199,554
4,660	Greenbrier Cos., Inc.	221,117
24,639	Harsco Corp.*	676,833
5,846	Hyster-Yale Materials Handling, Inc.	353,391
6,531	LB Foster Co. Class A*	118,734
28,854	Meritor, Inc.*	490,229
17,197	NCI Building Systems, Inc.*	210,663
10,351	PGT Innovations, Inc.*	209,711
13,453	Rush Enterprises, Inc. Class A*	476,102
3,076	Simpson Manufacturing Co., Inc.	175,578

		7,882,255

	Commercial & Professional Services - 5.0%
28,724	ACCO Brands Corp.	231,803
2,373	Barrett Business Services, Inc.	149,309
19,994	Ennis, Inc.	387,084
13,097	FTI Consulting, Inc.*	905,134
6,028	Heidrick & Struggles International, Inc.	208,026
15,216	Herman Miller, Inc.	501,367
5,061	HNI Corp.	191,761
4,481	Insperity, Inc.	492,238
4,611	Korn/Ferry International	208,140
21,260	LSC Communications, Inc.	200,482
3,944	McGrath Rent Corp.	210,570
46,869	Quad/Graphics, Inc.	723,189
67,839	RR Donnelley & Sons Co.	398,215
12,212	TrueBlue, Inc.*	284,906

		5,092,224

	Consumer Durables & Apparel - 3.3%
31,073	Crocs, Inc.*	638,239
2,112	CSS Industries, Inc.	27,752
10,354	Deckers Outdoor Corp.*	1,316,718
14,550	Fossil Group, Inc.*	315,881
3,779	KB Home	75,467
16,565	La-Z-Boy, Inc.	460,507
11,769	Movado Group, Inc.	453,224
7,457	ZAGG, Inc.*	90,304

		3,378,092

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Consumer Services - 4.0%
19,512	American Public Education, Inc.*	$638,628
3,987	BJ’s Restaurants, Inc.	243,925
14,036	Bloomin’ Brands, Inc.	280,018
4,810	Brinker International, Inc.	208,513
21,469	Cambium Learning Group, Inc.*	308,724
3,919	Dine Brands Global, Inc.	317,596
24,649	International Speedway Corp. Class A	924,584
17,647	K12, Inc.*	377,822
13,177	Penn National Gaming, Inc.*	319,938
17,746	Ruth’s Hospitality Group, Inc.	479,674

		4,099,422

	Diversified Financials - 4.6%
27,536	AG Mortgage Investment Trust, Inc.	476,373
27,824	Apollo Commercial Real Estate Finance, Inc. REIT	520,587
38,255	ARMOUR Residential, Inc. REIT(1)	833,194
24,045	Banco Latinoamericano de Comercio Exterior S.A. ADR	412,612
16,506	Cherry Hill Mortgage Investment Corp.	295,623
23,635	Chimera Investment Corp.	439,611
10,576	Enova International, Inc.*	250,122
7,551	Evercore, Inc. Class A	616,841
24,000	Greenhill & Co., Inc.	529,200
38,068	On Deck Capital, Inc.*	262,669

		4,636,832

	Energy - 4.4%
2,919	Arch Coal, Inc. Class A	279,932
5,428	CONSOL Energy, Inc.*	216,252
26,265	Delek U.S. Holdings, Inc.	964,451
47,045	Denbury Resources, Inc.*	162,305
6,196	Par Pacific Holdings, Inc.*	109,545
20,246	Peabody Energy Corp.	717,721
28,853	Renewable Energy Group, Inc.*(1)	896,751
5,001	REX American Resources Corp.*	370,924
118,579	W&T Offshore, Inc.*	799,223

		4,517,104

	Food & Staples Retailing - 0.2%
4,860	Weis Markets, Inc.	224,289

	Food, Beverage & Tobacco - 0.6%
1,583	Boston Beer Co., Inc. Class A*	486,440
7,794	Vector Group Ltd.	105,375

		591,815

	Health Care Equipment & Services - 7.3%
11,216	AngioDynamics, Inc.*	229,143
3,703	Chemed Corp.	1,126,934
9,835	Encompass Health Corp.	661,895
2,890	Haemonetics Corp.*	301,918
17,345	HealthStream, Inc.	456,347
3,306	Integer Holdings Corp.*	246,198
20,265	Meridian Bioscience, Inc.	328,496
7,563	Molina Healthcare, Inc.*	958,762
18,284	NextGen Healthcare, Inc.*	270,055
24,041	RadNet, Inc.*	355,807
4,805	SurModics, Inc.*	304,781
9,673	Tenet Healthcare Corp.*	248,886
37,888	Triple-S Management Corp. Class B*	650,158
4,576	WellCare Health Plans, Inc.*	1,262,930

		7,402,310

	Household & Personal Products - 3.3%
6,404	Medifast, Inc.	1,355,599
8,907	Nu Skin Enterprises, Inc. Class A	625,449
11,710	USANA Health Sciences, Inc.*	1,370,304

		3,351,352

	Insurance - 1.5%
21,406	Ambac Financial Group, Inc.*	440,535
24,495	American Equity Investment Life Holding Co.	764,734
5,056	Assured Guaranty Ltd.	202,139

The accompanying notes are an integral part of these financial statements.

65

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Insurance - 1.5% - (continued)
1,541	Kemper Corp.	$115,868

		1,523,276

	Materials - 3.3%
26,263	Domtar Corp.	1,216,240
17,843	Kronos Worldwide, Inc.	250,337
17,761	Louisiana-Pacific Corp.	386,657
6,702	Materion Corp.	380,875
24,235	Mercer International, Inc.	368,614
6,255	Stepan Co.	516,600
21,235	SunCoke Energy, Inc.*	237,832

		3,357,155

	Media & Entertainment - 3.7%
72,778	Entravision Communications Corp. Class A	359,523
70,322	Gannett Co., Inc.	682,123
50,686	Glu Mobile, Inc.*	357,336
21,771	Liberty TripAdvisor Holdings, Inc. Class A*	313,938
53,580	Meet Group, Inc.*	236,288
21,066	National CineMedia, Inc.	188,541
20,738	New Media Investment Group, Inc.	291,369
33,393	QuinStreet, Inc.*	530,949
17,403	TechTarget, Inc.*	353,629
6,220	World Wrestling Entertainment, Inc. Class A	451,510

		3,765,206

	Pharmaceuticals, Biotechnology & Life Sciences - 10.4%
23,331	Acorda Therapeutics, Inc.*	445,855
28,868	AMAG Pharmaceuticals, Inc.*(1)	620,662
56,997	ArQule, Inc.*	220,578
32,605	Calithera Biosciences, Inc.*	153,896
18,514	ChemoCentryx, Inc.*	200,322
15,586	Concert Pharmaceuticals, Inc.*	232,543
30,717	CytomX Therapeutics, Inc.*	438,024
4,628	Eagle Pharmaceuticals, Inc.*	227,883
18,029	Emergent BioSolutions, Inc.*	1,103,195
9,080	Enanta Pharmaceuticals, Inc.*	700,613
40,430	Endo International plc*	684,884
18,060	Five Prime Therapeutics, Inc.*	219,248
4,303	Genomic Health, Inc.*	308,568
19,815	Halozyme Therapeutics, Inc.*	307,727
7,432	Heron Therapeutics, Inc.*	206,312
59,414	Horizon Pharma plc*	1,081,929
42,251	Inovio Pharmaceuticals, Inc.*	208,297
18,746	Luminex Corp.	539,322
10,298	MacroGenics, Inc.*	169,505
15,060	Mallinckrodt plc*	377,404
7,699	Medpace Holdings, Inc.*	401,118
105,603	PDL BioPharma, Inc.*	262,952
57,352	Pieris Pharmaceuticals, Inc.*	236,290
9,528	PTC Therapeutics, Inc.*	367,019
13,401	Retrophin, Inc.*	343,870
6,277	Revance Therapeutics, Inc.*	136,650
27,571	Voyager Therapeutics, Inc.*	374,139

		10,568,805

	Real Estate - 5.6%
12,263	Agree Realty Corp. REIT	702,302
25,465	CareTrust, Inc. REIT	449,712
22,894	Chesapeake Lodging Trust REIT	672,855
9,139	CoreCivic, Inc. REIT	205,262
16,113	Global Net Lease, Inc. REIT	326,288
10,393	Hersha Hospitality Trust REIT	182,501
7,570	Hospitality Properties Trust REIT	193,943
24,527	Independence Realty Trust, Inc. REIT	243,063
22,614	Pebblebrook Hotel Trust REIT(1)	762,318
16,385	Piedmont Office Realty Trust, Inc. Class A, REIT	295,258
21,415	Ramco-Gershenson Properties Trust REIT	284,391
24,274	Sabra Healthcare, Inc. REIT	525,532
24,800	Summit Hotel Properties, Inc. REIT	285,696
30,095	Xenia Hotels & Resorts, Inc. REIT	618,452

		5,747,573

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Retailing - 6.3%
16,959	Abercrombie & Fitch Co. Class A	$334,092
55,122	Ascena Retail Group, Inc.*	212,220
39,165	Buckle, Inc.(1)	798,966
23,307	Cato Corp. Class A	449,359
27,217	Chico’s FAS, Inc.	208,754
8,721	DSW, Inc. Class A	231,543
14,500	Etsy, Inc.*	616,540
21,787	Express, Inc.*	191,944
5,634	Genesco, Inc.*	241,079
10,744	Guess?, Inc.	228,203
7,422	Liberty Expedia Holdings, Inc. Class A*	322,263
170,701	Office Depot, Inc.	436,995
3,016	RH*(1)	348,981
7,507	Shoe Carnival, Inc.	305,760
20,307	Shutterstock, Inc.	830,150
3,381	Signet Jewelers Ltd.	189,505
979	Stamps.com, Inc.*	197,924
13,996	Tailored Brands, Inc.	294,056

		6,438,334

	Semiconductors & Semiconductor Equipment - 2.4%
91,908	Amkor Technology, Inc.*	657,142
12,506	Nanometrics, Inc.*	400,942
22,617	Photronics, Inc.*	220,290
33,498	Teradyne, Inc.	1,154,006

		2,432,380

	Software & Services - 9.6%
11,553	Bottomline Technologies de, Inc.*	769,892
15,177	Cardtronics plc Class A*	412,207
5,435	Coupa Software, Inc.*	352,351
33,860	eGain Corp.*	252,934
11,652	EVERTEC, Inc.	303,884
11,140	j2 Global, Inc.	811,438
1,319	ManTech International Corp. Class A	75,552
23,204	MAXIMUS, Inc.	1,507,564
4,411	MicroStrategy, Inc. Class A*	555,654
26,987	Net 1 UEPS Technologies, Inc.*	182,702
17,328	Presidio, Inc.	232,195
24,733	Progress Software Corp.	794,919
12,736	Qualys, Inc.*	907,313
3,498	SPS Commerce, Inc.*	325,629
26,608	Sykes Enterprises, Inc.*	816,067
34,363	Synchronoss Technologies, Inc.*	203,429
20,541	Travelport Worldwide Ltd.	307,293
35,307	Unisys Corp.*(1)	650,002
6,660	Virtusa Corp.*	330,269

		9,791,294

	Technology Hardware & Equipment - 2.4%
7,646	Comtech Telecommunications Corp.	213,476
16,438	Immersion Corp.*	164,544
7,658	Insight Enterprises, Inc.*	395,842
6,543	Plantronics, Inc.	385,841
4,589	Tech Data Corp.*	324,259
54,776	Vishay Intertechnology, Inc.	1,002,401

		2,486,363

	Telecommunication Services - 1.6%
47,473	NII Holdings, Inc.*(1)	295,282
43,677	Telephone & Data Systems, Inc.	1,346,562

		1,641,844

	Transportation - 1.6%
14,487	ArcBest Corp.	537,757
7,756	Covenant Transportation Group, Inc. Class A*	194,133
7,898	Echo Global Logistics, Inc.*	203,058
20,295	Hawaiian Holdings, Inc.	702,410

		1,637,358

	Utilities - 1.2%
10,960	El Paso Electric Co.	625,268

The accompanying notes are an integral part of these financial statements.

66

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Utilities - 1.2% - (continued)
13,805	Portland General Electric Co.	$622,329

		1,247,597

	Total Common Stocks (cost $93,201,603)	$100,996,857

	Total Long-Term Investments (cost $93,201,603)	$100,996,857

SHORT-TERM INVESTMENTS - 6.3%
	Other Investment Pools & Funds - 1.1%
1,068,041	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(2)	$1,068,041

	Securities Lending Collateral - 5.2%
266,756	Citibank NA DDCA, 2.19%, 11/1/2018(2)	266,756
2,065,732	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(2)	2,065,732
607,129	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(2)	607,129
1,473,730	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(2)	1,473,730
282,017	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(2)	282,017
639,764	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(2)	639,764

		5,335,128

	Total Short-Term Investments (cost $6,403,169)	$6,403,169

Total Investments (cost $99,604,772)	105.3%	$107,400,026
Other Assets and Liabilities	(5.3)%	(5,438,867)

Total Net Assets	100.0%	$101,961,159

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$9,183,977	$9,183,977	$—	$—
Capital Goods	7,882,255	7,882,255	—	—
Commercial & Professional Services	5,092,224	5,092,224	—	—
Consumer Durables & Apparel	3,378,092	3,378,092	—	—
Consumer Services	4,099,422	4,099,422	—	—
Diversified Financials	4,636,832	4,636,832	—	—
Energy	4,517,104	4,517,104	—	—
Food & Staples Retailing	224,289	224,289	—	—
Food, Beverage & Tobacco	591,815	591,815	—	—
Health Care Equipment & Services	7,402,310	7,402,310	—	—
Household & Personal Products	3,351,352	3,351,352	—	—
Insurance	1,523,276	1,523,276	—	—
Materials	3,357,155	3,357,155	—	—
Media & Entertainment	3,765,206	3,765,206	—	—
Pharmaceuticals, Biotechnology & Life Sciences	10,568,805	10,568,805	—	—
Real Estate	5,747,573	5,747,573	—	—
Retailing	6,438,334	6,438,334	—	—
Semiconductors & Semiconductor Equipment	2,432,380	2,432,380	—	—
Software & Services	9,791,294	9,791,294	—	—
Technology Hardware & Equipment	2,486,363	2,486,363	—	—
Telecommunication Services	1,641,844	1,641,844	—	—
Transportation	1,637,358	1,637,358	—	—
Utilities	1,247,597	1,247,597	—	—
Short-Term Investments	6,403,169	6,403,169	—	—

Total	$107,400,026	$107,400,026	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

67

The Hartford Small Cap Growth Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8%
	Automobiles & Components - 1.6%
137,771	Cooper Tire & Rubber Co.	$4,255,746
214,701	Tenneco, Inc.	7,392,156
73,826	Visteon Corp.*	5,835,207

		17,483,109

	Banks - 4.6%
195,325	First Busey Corp.	5,453,474
235,331	First Hawaiian, Inc.	5,831,502
140,336	Great Western Bancorp, Inc.	5,143,314
101,628	IBERIABANK Corp.	7,570,270
760,785	MGIC Investment Corp.*	9,289,185
205,245	Seacoast Banking Corp. of Florida*	5,399,996
393,101	Sterling Bancorp	7,067,956
124,733	Triumph Bancorp, Inc.*	4,472,925

		50,228,622

	Capital Goods - 10.4%
235,722	Aerojet Rocketdyne Holdings, Inc.*	8,325,701
217,766	Altra Industrial Motion Corp.	7,027,309
57,523	American Woodmark Corp.*	3,476,690
116,622	Applied Industrial Technologies, Inc.	7,665,564
78,224	Armstrong World Industries, Inc.*	4,830,332
92,826	Astec Industries, Inc.	3,491,186
97,750	Axon Enterprise, Inc.*	6,033,130
116,720	AZZ, Inc.	5,176,532
237,933	BMC Stock Holdings, Inc.*	3,982,998
275,021	Evoqua Water Technologies Corp.*	2,640,202
157,149	Generac Holdings, Inc.*	7,972,169
187,318	ITT, Inc.	9,459,559
221,270	JELD-WEN Holding, Inc.*	3,597,850
129,185	John Bean Technologies Corp.	13,431,364
133,814	Mercury Systems, Inc.*	6,270,524
362,729	Milacron Holdings Corp.*	5,078,206
289,762	Rexnord Corp.*	7,768,519
65,777	SiteOne Landscape Supply, Inc.*	4,475,467
203,165	Welbilt, Inc.*	3,803,249

		114,506,551

	Commercial & Professional Services - 4.4%
207,348	Advanced Disposal Services, Inc.*	5,617,057
152,342	ASGN, Inc.*	10,219,102
136,657	Clean Harbors, Inc.*	9,298,142
185,622	Exponent, Inc.	9,366,486
103,029	Huron Consulting Group, Inc.*	5,614,050
81,324	MSA Safety, Inc.	8,493,479

		48,608,316

	Consumer Durables & Apparel - 5.3%
113,878	Carter’s, Inc.	10,930,010
46,262	Installed Building Products, Inc.*	1,409,141
114,672	Oxford Industries, Inc.	10,203,515
82,300	Skyline Champion Corp.	1,961,209
399,784	Steven Madden Ltd.	12,501,246
171,378	TopBuild Corp.*	7,818,264
389,779	Wolverine World Wide, Inc.	13,708,527

		58,531,912

	Consumer Services - 2.5%
132,181	Dunkin’ Brands Group, Inc.	9,591,054
98,025	Marriott Vacations Worldwide Corp.	8,674,232
141,052	Wingstop, Inc.	8,832,676

		27,097,962

	Diversified Financials - 2.3%
208,377	Blucora, Inc.*	6,026,263
101,249	Evercore, Inc. Class A	8,271,031
133,650	OneMain Holdings, Inc.*	3,811,698

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Diversified Financials - 2.3% - (continued)
746,080	SLM Corp.*	$7,565,251

		25,674,243

	Energy - 2.1%
243,585	Newfield Exploration Co.*	4,920,417
117,065	PDC Energy, Inc.*	4,969,409
298,239	ProPetro Holding Corp.*	5,263,919
374,239	WildHorse Resource Development Corp.*	7,937,609

		23,091,354

	Food & Staples Retailing - 1.9%
42,507	Casey’s General Stores, Inc.	5,360,558
294,621	Performance Food Group Co.*	8,638,288
104,231	PriceSmart, Inc.	7,311,804

		21,310,650

	Food, Beverage & Tobacco - 1.1%
515,640	Hostess Brands, Inc.*	5,362,656
70,128	Post Holdings, Inc.*	6,200,718

		11,563,374

	Health Care Equipment & Services - 12.8%
226,655	AtriCure, Inc.*	7,209,896
206,341	Cardiovascular Systems, Inc.*	5,787,865
255,893	Globus Medical, Inc. Class A*	13,523,945
74,483	Haemonetics Corp.*	7,781,239
378,772	HMS Holdings Corp.*	10,916,209
30,139	ICU Medical, Inc.*	7,677,307
125,839	Insulet Corp.*	11,100,258
149,509	Integra LifeSciences Holdings Corp.*	8,009,197
57,722	LivaNova plc*	6,464,287
78,989	Medidata Solutions, Inc.*	5,552,927
208,971	Merit Medical Systems, Inc.*	11,936,423
196,028	Omnicell, Inc.*	13,859,180
357,046	OraSure Technologies, Inc.*	4,962,939
99,658	Orthofix Medical, Inc.*	6,061,200
78,233	Providence Service Corp.*	5,170,419
399,434	R1 RCM, Inc.*	3,383,206
70,113	Teladoc Health, Inc.*	4,861,635
52,678	U.S. Physical Therapy, Inc.	5,663,939

		139,922,071

	Household & Personal Products - 0.8%
177,359	Edgewell Personal Care Co.*	8,509,685

	Insurance - 0.8%
235,121	James River Group Holdings Ltd.	9,052,159

	Materials - 2.8%
123,489	Boise Cascade Co.	3,802,226
522,581	Graphic Packaging Holding Co.	5,753,617
198,966	Louisiana-Pacific Corp.	4,331,490
436,655	OMNOVA Solutions, Inc.*	3,226,881
274,214	PolyOne Corp.	8,859,854
319,588	Summit Materials, Inc. Class A*	4,314,438

		30,288,506

	Media & Entertainment - 0.9%
488,632	TrueCar, Inc.*	5,560,632
101,224	Yelp, Inc.*	4,334,412

		9,895,044

	Pharmaceuticals, Biotechnology & Life Sciences - 14.1%
198,981	Abeona Therapeutics, Inc.*(1)	1,711,237
127,073	Aerie Pharmaceuticals, Inc.*	6,757,742
50,075	Agios Pharmaceuticals, Inc.*	3,157,729
542,052	Amicus Therapeutics, Inc.*	6,060,141
387,948	Amneal Pharmaceuticals, Inc.*	7,157,641
118,619	Aptinyx, Inc.*	3,088,839

The accompanying notes are an integral part of these financial statements.

68

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 14.1% - (continued)
160,136	Arena Pharmaceuticals, Inc.*	$5,710,450
89,924	Assembly Biosciences, Inc.*	2,057,461
132,016	Audentes Therapeutics, Inc.*	3,722,851
40,992	Avrobio, Inc.*	1,232,220
117,523	Blueprint Medicines Corp.*	7,141,873
262,085	Catalent, Inc.*	10,572,509
183,976	Coherus Biosciences, Inc.*	2,150,679
196,205	Cytokinetics, Inc.*	1,312,611
232,248	Dermira, Inc.*	2,914,712
213,869	Five Prime Therapeutics, Inc.*	2,596,370
139,213	Flexion Therapeutics, Inc.*(1)	1,884,944
86,899	G1 Therapeutics, Inc.*	3,476,829
159,365	GlycoMimetics, Inc.*	2,004,812
221,105	Heron Therapeutics, Inc.*	6,137,875
315,866	Intersect ENT, Inc.*	8,863,200
147,290	Ironwood Pharmaceuticals, Inc.*	1,929,499
103,800	Karyopharm Therapeutics, Inc.*	1,094,052
71,139	Loxo Oncology, Inc.*	10,860,080
10,401	Madrigal Pharmaceuticals, Inc.*	1,985,135
127,622	Medicines Co.*	2,968,488
101,875	Minerva Neurosciences, Inc.*	1,117,569
131,132	MyoKardia, Inc.*	6,942,128
320,869	NanoString Technologies, Inc.*	4,944,591
136,032	Portola Pharmaceuticals, Inc.*(1)	2,678,470
85,111	REGENXBIO, Inc.*	5,674,350
130,138	Revance Therapeutics, Inc.*	2,833,104
811,222	Rigel Pharmaceuticals, Inc.*	2,328,207
92,861	Spark Therapeutics, Inc.*	4,177,816
197,200	Syneos Health, Inc.*	8,998,236
128,516	Ultragenyx Pharmaceutical, Inc.*	6,226,600

		154,471,050

	Real Estate - 2.6%
239,366	Columbia Property Trust, Inc. REIT	5,373,767
53,483	Coresite Realty Corp. REIT	5,019,914
198,164	Corporate Office Properties Trust REIT	5,120,558
124,086	HFF, Inc. Class A	4,560,160
138,789	Pebblebrook Hotel Trust REIT(1)	4,678,577
23,143	PS Business Parks, Inc. REIT	3,022,476
90,187	Sunstone Hotel Investors, Inc. REIT	1,305,006

		29,080,458

	Retailing - 4.0%
203,919	Caleres, Inc.	6,974,030
222,223	Core-Mark Holding Co., Inc.	8,535,585
256,226	Etsy, Inc.*	10,894,730
81,524	Five Below, Inc.*	9,279,062
132,425	Floor & Decor Holdings, Inc. Class A*	3,387,431
286,811	Michaels Cos., Inc.*(1)	4,545,954

		43,616,792

	Semiconductors & Semiconductor Equipment - 2.8%
115,047	Cirrus Logic, Inc.*	4,307,360
277,291	Cohu, Inc.	5,767,653
172,044	Diodes, Inc.*	5,194,008
313,862	Entegris, Inc.	8,329,897
568,908	FormFactor, Inc.*	6,963,434

		30,562,352

	Software & Services - 14.1%
97,439	2U, Inc.*	6,129,887
277,072	8x8, Inc.*	4,762,868
81,305	Alteryx, Inc. Class A*(1)	4,308,352
71,532	Blackbaud, Inc.	5,130,275
47,120	CACI International, Inc. Class A*	8,409,035

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Software & Services - 14.1% - (continued)
203,696	Carbonite, Inc.*	$6,968,440
459,878	Cloudera, Inc.*	6,327,921
43,563	EPAM Systems, Inc.*	5,204,472
156,015	Everbridge, Inc.*	7,930,242
44,554	Fair Isaac Corp.*	8,586,001
209,910	Five9, Inc.*	8,262,058
201,694	ForeScout Technologies, Inc.*	5,554,653
67,764	HubSpot, Inc.*	9,192,187
174,581	Instructure, Inc.*	6,518,855
180,997	LiveRamp Holdings, Inc.*	8,267,943
203,957	MINDBODY, Inc. Class A*	6,493,991
84,507	MongoDB, Inc.*(1)	6,887,320
137,730	Paylocity Holding Corp.*	9,061,257
123,150	Pegasystems, Inc.	6,590,988
266,457	Pivotal Software, Inc. Class A*	5,435,723
79,531	Q2 Holdings, Inc.*	4,233,435
117,670	Science Applications International Corp.	8,179,242
53,099	Trade Desk, Inc. Class A*	6,560,381

		154,995,526

	Technology Hardware & Equipment - 2.4%
218,779	CTS Corp.	5,839,211
100,992	ePlus, Inc.*	8,572,201
88,980	Lumentum Holdings, Inc.*	4,862,757
56,064	Rogers Corp.*	6,899,236

		26,173,405

	Telecommunication Services - 1.0%
359,454	ORBCOMM, Inc.*	3,425,597
576,278	Vonage Holdings Corp.*	7,641,446

		11,067,043

	Transportation - 1.5%
104,775	Genesee & Wyoming, Inc. Class A*	8,301,323
87,564	Knight-Swift Transportation Holdings, Inc.	2,802,048
276,756	Marten Transport Ltd.	5,330,321

		16,433,692

	Total Common Stocks (cost $1,006,315,751)	$1,062,163,876

EXCHANGE-TRADED FUNDS - 1.8%
	Other Investment Pools & Funds - 1.8%
103,268	iShares Russell 2000 Growth ETF(1)	$19,403,024

	Total Exchange-Traded Funds (cost $21,349,055)	$19,403,024

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,613	Emergent Capital, Inc. Expires 04/11/19	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $1,027,664,806)	$1,081,566,900

SHORT-TERM INVESTMENTS - 3.9%
	Other Investment Pools & Funds - 0.8%
9,207,802	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(2)	$9,207,802

	Securities Lending Collateral - 3.1%
1,708,152	Citibank NA DDCA, 2.19%, 11/1/2018(2)	1,708,152

The accompanying notes are an integral part of these financial statements.

69

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 3.9% - (continued)
	Securities Lending Collateral - 3.1% - (continued)
13,227,737	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(2)	$13,227,737
3,887,696	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(2)	3,887,696
9,436,905	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(2)	9,436,905
1,805,868	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(2)	1,805,868
4,096,674	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(2)	4,096,674

		34,163,032

	Total Short-Term Investments (cost $43,370,834)	$43,370,834

Total Investments (cost $1,071,035,640)	102.5%	$1,124,937,734
Other Assets and Liabilities	(2.5)%	(27,569,943)

Total Net Assets	100.0%	$1,097,367,791

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$17,483,109	$17,483,109	$—	$—
Banks	50,228,622	50,228,622	—	—
Capital Goods	114,506,551	114,506,551	—	—
Commercial & Professional Services	48,608,316	48,608,316	—	—
Consumer Durables & Apparel	58,531,912	58,531,912	—	—
Consumer Services	27,097,962	27,097,962	—	—
Diversified Financials	25,674,243	25,674,243	—	—
Energy	23,091,354	23,091,354	—	—
Food & Staples Retailing	21,310,650	21,310,650	—	—
Food, Beverage & Tobacco	11,563,374	11,563,374	—	—
Health Care Equipment & Services	139,922,071	139,922,071	—	—
Household & Personal Products	8,509,685	8,509,685	—	—
Insurance	9,052,159	9,052,159	—	—
Materials	30,288,506	30,288,506	—	—
Media & Entertainment	9,895,044	9,895,044	—	—
Pharmaceuticals, Biotechnology & Life Sciences	154,471,050	154,471,050	—	—
Real Estate	29,080,458	29,080,458	—	—
Retailing	43,616,792	43,616,792	—	—
Semiconductors & Semiconductor Equipment	30,562,352	30,562,352	—	—
Software & Services	154,995,526	154,995,526	—	—
Technology Hardware & Equipment	26,173,405	26,173,405	—	—
Telecommunication Services	11,067,043	11,067,043	—	—
Transportation	16,433,692	16,433,692	—	—
Exchange-Traded Funds	19,403,024	19,403,024	—	—
Warrants	—	—	—	—
Short-Term Investments	43,370,834	43,370,834	—	—

Total	$1,124,937,734	$1,124,937,734	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

70

The Hartford Small Company Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.6%
	Banks - 5.0%
133,403	BancorpSouth Bank	$3,828,666
131,153	CenterState Bank Corp.	3,223,741
420,851	MGIC Investment Corp.*	5,138,591
298,650	Sterling Bancorp	5,369,727
46,463	Texas Capital Bancshares, Inc.*	3,030,781
142,941	Union Bankshares Corp.	4,880,006

		25,471,512

	Capital Goods - 8.1%
299,485	Actuant Corp. Class A	7,142,717
4,548	Aerojet Rocketdyne Holdings, Inc.*	160,635
50,809	Axon Enterprise, Inc.*	3,135,931
109,586	EnerSys	8,719,758
164,387	ITT, Inc.	8,301,544
203,095	Rexnord Corp.*	5,444,977
48,289	SiteOne Landscape Supply, Inc.*	3,285,584
150,571	SPX FLOW, Inc.*	5,154,045

		41,345,191

	Commercial & Professional Services - 3.4%
111,433	Brink’s Co.	7,390,237
11,288	CoStar Group, Inc.*	4,079,709
128,548	TriNet Group, Inc.*	6,040,470

		17,510,416

	Consumer Durables & Apparel - 3.3%
38,500	iRobot Corp.*	3,394,545
244,261	Skyline Champion Corp.	5,820,740
36,100	Under Armour, Inc. Class A*	798,171
327,314	Under Armour, Inc. Class C*	6,490,636

		16,504,092

	Consumer Services - 5.7%
253,567	Boyd Gaming Corp.	6,734,740
580,284	DraftKings, Inc.*(1)(2)(3)	1,479,469
17,400	Grand Canyon Education, Inc.*	2,169,780
82,447	Marriott Vacations Worldwide Corp.	7,295,735
189,012	Planet Fitness, Inc. Class A*	9,278,599
33,823	Wingstop, Inc.	2,117,996

		29,076,319

	Diversified Financials - 1.2%
56,457	Green Dot Corp. Class A*	4,276,053
65,794	OneMain Holdings, Inc.*	1,876,445

		6,152,498

	Energy - 2.6%
405,086	Centennial Resource Development, Inc. Class A*	7,761,448
149,965	Viper Energy Partners L.P.	5,392,741

		13,154,189

	Food & Staples Retailing - 1.2%
209,800	Performance Food Group Co.*	6,151,336

	Food, Beverage & Tobacco - 1.1%
77,898	MGP Ingredients, Inc.	5,544,001

	Health Care Equipment & Services - 14.4%
48,687	Amedisys, Inc.*	5,355,570
4,841	AtriCure, Inc.*	153,992
4,077	Cardiovascular Systems, Inc.*	114,360
37,632	DexCom, Inc.*	4,996,401
114,193	Globus Medical, Inc. Class A*	6,035,100
57,234	Haemonetics Corp.*	5,979,236
82,120	Hill-Rom Holdings, Inc.	6,904,650
289,861	HMS Holdings Corp.*	8,353,794
126,444	Insulet Corp.*	11,153,625
139,482	Merit Medical Systems, Inc.*	7,967,212
127,602	Omnicell, Inc.*	9,021,461

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.6% - (continued)
	Health Care Equipment & Services - 14.4% - (continued)
35,370	Penumbra, Inc.*	$4,810,320
35,923	Teladoc Health, Inc.*	2,490,901
1,198	U.S. Physical Therapy, Inc.	128,809

		73,465,431

	Insurance - 0.6%
81,883	James River Group Holdings Ltd.	3,152,495

	Materials - 3.8%
143,171	Cabot Corp.	6,969,564
107,520	Carpenter Technology Corp.	4,688,947
271,205	Ferro Corp.*	4,594,213
34,280	Ingevity Corp.*	3,122,223

		19,374,947

	Media & Entertainment - 0.7%
39,537	Cargurus, Inc.*	1,756,234
39,398	Yelp, Inc.*	1,687,022

		3,443,256

	Pharmaceuticals, Biotechnology & Life Sciences - 13.4%
171,780	Abeona Therapeutics, Inc.*(4)	1,477,308
86,680	Aerie Pharmaceuticals, Inc.*	4,609,642
127,344	Amicus Therapeutics, Inc.*	1,423,706
88,398	Arena Pharmaceuticals, Inc.*	3,152,273
49,994	Blueprint Medicines Corp.*	3,038,135
113,125	Exact Sciences Corp.*	8,037,531
38,177	G1 Therapeutics, Inc.*	1,527,462
26,546	Galapagos N.V. ADR*	2,727,071
90,366	Heron Therapeutics, Inc.*	2,508,560
153,300	Ironwood Pharmaceuticals, Inc.*	2,008,230
145,413	Karyopharm Therapeutics, Inc.*	1,532,653
7,189	Ligand Pharmaceuticals, Inc.*	1,184,819
25,854	Loxo Oncology, Inc.*	3,946,872
61,114	MyoKardia, Inc.*	3,235,375
31,097	Neurocrine Biosciences, Inc.*	3,332,044
156,780	Nightstar Therapeutics plc*	1,583,478
77,579	PRA Health Sciences, Inc.*	7,515,078
41,918	REGENXBIO, Inc.*	2,794,673
62,133	Rhythm Pharmaceuticals, Inc.*	1,740,345
15,753	Sage Therapeutics, Inc.*	2,027,096
156,252	Sangamo Therapeutics, Inc.*	1,979,713
41,198	Spark Therapeutics, Inc.*	1,853,498
103,200	Syneos Health, Inc.*	4,709,016

		67,944,578

	Real Estate - 2.2%
118,133	Agree Realty Corp. REIT	6,765,477
202,372	Xenia Hotels & Resorts, Inc. REIT	4,158,744

		10,924,221

	Retailing - 7.2%
3,136,600	Allstar Co.*(1)(2)(3)	1,442,836
158,328	Etsy, Inc.*	6,732,107
29,486	Five Below, Inc.*	3,356,096
85,052	Floor & Decor Holdings, Inc. Class A*	2,175,630
174,512	MarineMax, Inc.*	3,971,893
24,872	RH*(4)	2,877,939
50,978	Shutterfly, Inc.*	2,548,900
135,529	Sleep Number Corp.*	4,929,190
85,005	Stitch Fix, Inc. Class A*(4)	2,240,732
26,907	Tory Burch LLC*(1)(2)(3)	1,361,786
47,262	Wayfair, Inc. Class A*	5,212,526

		36,849,635

	Semiconductors & Semiconductor Equipment - 0.5%
102,961	Entegris, Inc.	2,732,585

The accompanying notes are an integral part of these financial statements.

71

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.6% - (continued)
	Software & Services - 14.8%
49,654	2U, Inc.*	$3,123,733
48,069	Alteryx, Inc. Class A*	2,547,176
149,370	Carbonite, Inc.*	5,109,948
24,164	EPAM Systems, Inc.*	2,886,873
81,636	Everbridge, Inc.*	4,149,558
34,357	Fair Isaac Corp.*	6,620,938
174,917	Five9, Inc.*	6,884,733
122,165	Globant S.A.*	6,289,054
43,730	Guidewire Software, Inc.*	3,890,658
35,051	HubSpot, Inc.*	4,754,668
71,723	LiveRamp Holdings, Inc.*	3,276,307
197,163	Mimecast Ltd.*	6,873,102
104,266	Pivotal Software, Inc. Class A*	2,127,026
60,488	SendGrid, Inc.*	2,196,924
33,613	Trade Desk, Inc. Class A*	4,152,886
51,375	Wix.com Ltd.*	5,001,356
35,181	Zendesk, Inc.*	1,933,900
184,270	Zuora, Inc. Class A*	3,762,794

		75,581,634

	Technology Hardware & Equipment - 1.7%
34,774	II-VI, Inc.*	1,294,636
42,773	Zebra Technologies Corp. Class A*	7,113,150

		8,407,786

	Telecommunication Services - 1.8%
138,880	Boingo Wireless, Inc.*	4,351,110
364,683	Vonage Holdings Corp.*	4,835,697

		9,186,807

	Transportation - 0.9%
281,818	JetBlue Airways Corp.*	4,714,815

	Total Common Stocks (cost $451,321,984)	$476,687,744

PREFERRED STOCKS - 0.9%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
92,973	Sancilio & Co., Inc.*(1)(2)(3)	$—

	Retailing - 0.4%
47,489	Honest Co., Inc.*(1)(2)(3)	1,720,052

	Software & Services - 0.5%
263,189	MarkLogic Corp. Series F*(1)(2)(3)	2,626,626

	Total Preferred Stocks (cost $5,521,524)	$4,346,678

ESCROWS - 0.0%(6)
	Software & Services - 0.0%
98,033	Veracode, Inc.*(1)(2)(3)	$53,330

	Telecommunication Services - 0.0%
26,297	Docusign, Inc.*(1)(2)(3)	59,168

	Total Escrows (cost $—)	$112,498

	Total Long-Term Investments (cost $456,843,508)	$481,146,920

SHORT-TERM INVESTMENTS - 8.2%
	Other Investment Pools & Funds - 7.4%
37,735,433	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(5)	$37,735,433

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 8.2% - (continued)
	Securities Lending Collateral - 0.8%
206,759	Citibank NA DDCA, 2.19%, 11/1/2018(5)	$206,759
1,601,121	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(5)	1,601,121
470,577	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(5)	470,577
1,142,269	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(5)	1,142,269
218,587	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(5)	218,587
495,873	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(5)	495,873

		4,135,186

	Total Short-Term Investments (cost $41,870,619)	$41,870,619

Total Investments (cost $498,714,127)	102.7%	$523,017,539
Other Assets and Liabilities	(2.7)%	(13,617,787)

Total Net Assets	100.0%	$509,399,752

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $8,743,267 or 1.7% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	3,136,600	$1,364,479	$1,442,836
05/2018	Docusign, Inc.	26,297	—	59,168
12/2014	DraftKings, Inc.	580,284	2,187,550	1,479,469
08/2015	Honest Co., Inc. Preferred	47,489	2,172,859	1,720,052
04/2015	MarkLogic Corp. Series F Preferred	263,189	3,056,730	2,626,626
05/2014	Sancilio & Co., Inc. Preferred	92,973	291,935	—
11/2013	Tory Burch LLC	26,907	2,108,912	1,361,786
08/2014	Veracode, Inc.	98,033	—	53,330

			$11,182,465	$8,743,267

The accompanying notes are an integral part of these financial statements.

72

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2018

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $8,743,267, which represented 1.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)	Current yield as of period end.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$25,471,512	$25,471,512	$—	$—
Capital Goods	41,345,191	41,345,191	—	—
Commercial & Professional Services	17,510,416	17,510,416	—	—
Consumer Durables & Apparel	16,504,092	16,504,092	—	—
Consumer Services	29,076,319	27,596,850	—	1,479,469
Diversified Financials	6,152,498	6,152,498	—	—
Energy	13,154,189	13,154,189	—	—
Food & Staples Retailing	6,151,336	6,151,336	—	—
Food, Beverage & Tobacco	5,544,001	5,544,001	—	—
Health Care Equipment & Services	73,465,431	73,465,431	—	—
Insurance	3,152,495	3,152,495	—	—
Materials	19,374,947	19,374,947	—	—
Media & Entertainment	3,443,256	3,443,256	—	—
Pharmaceuticals, Biotechnology & Life Sciences	67,944,578	67,944,578	—	—
Real Estate	10,924,221	10,924,221	—	—
Retailing	36,849,635	34,045,013	—	2,804,622
Semiconductors & Semiconductor Equipment	2,732,585	2,732,585	—	—
Software & Services	75,581,634	75,581,634	—	—
Technology Hardware & Equipment	8,407,786	8,407,786	—	—
Telecommunication Services	9,186,807	9,186,807	—	—
Transportation	4,714,815	4,714,815	—	—
Preferred Stocks	4,346,678	—	—	4,346,678
Escrows	112,498	—	—	112,498
Short-Term Investments	41,870,619	41,870,619	—	—

Total	$523,017,539	$514,274,272	$—	$8,743,267

(1)	For the year ended October 31, 2018, investments valued at $2,500,562 were transferred out of Level 3 due to the expiration of trading restrictions and there were no transfers into level 3.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2018:

	Common Stocks	Preferred Stocks	Escrows	Total
Beginning balance	$2,484,729	$7,971,312	$—	$10,456,041
Conversions*	(394,093)	—	394,093	—
Purchases	—	—	—	—
Sales	—	—	—	—
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	2,193,455	(1,124,072)	(281,595)	787,788
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(2,500,562)	—	(2,500,562)

Ending balance	$4,284,091	$4,346,678	$112,498	$8,743,267

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2018 was $1,670,189.

*	Private Equity securities that were common stocks are now escrows.

The accompanying notes are an integral part of these financial statements.

73

Hartford Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2018

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Assets:
Investments in securities, at market value(1)	$7,230,803,765	$3,456,703,380	$8,225,202,940	$4,142,429,341	$4,740,010,134	$1,445,317,570
Foreign currency	81	—	—	556,036	19	—
Cash collateral due from broker on futures contracts	2,370,000	4,336,200	—	—	—	—
Receivables:
Investment securities sold	72,072,687	—	27,963,530	5,671,398	36,863,342	3,108,545
Fund shares sold	1,458,467	13,069,069	6,432,852	4,458,243	5,248,345	881,974
Dividends and interest	6,940,116	3,443,958	9,184,414	4,988,817	486,144	1,063,086
Securities lending income	10,975	—	156	181	37,542	13,080
Tax reclaims	1,918,829	—	1,292,352	2,064,045	580,766	46,607
Variation margin on futures contracts	509,577	847,530	—	—	—	—
Other assets	64,854	77,619	78,138	72,086	74,992	58,011

Total assets	7,316,149,351	3,478,477,756	8,270,154,382	4,160,240,147	4,783,301,284	1,450,488,873

Liabilities:
Bank overdraft	—	—	—	—	—	—
Obligation to return securities lending collateral	42,409,117	—	—	—	50,639,843	14,720,638
Payables:
Investment securities purchased	81,750,841	1,300,481	27,461,836	7,332,563	25,726,731	1,669,003
Fund shares redeemed	6,821,147	5,465,955	5,435,462	6,128,072	5,346,955	3,336,590
Investment management fees	4,201,760	1,043,081	4,342,949	2,225,334	2,943,751	1,081,065
Transfer agent fees	1,847,036	508,132	1,283,835	739,359	1,115,931	398,951
Accounting services fees	124,848	53,717	107,301	62,428	87,045	22,891
Board of Directors’ fees	33,977	14,158	35,585	18,211	21,090	6,370
Distribution fees	268,538	83,664	191,404	121,646	140,662	59,044
Accrued expenses	429,615	174,910	388,296	217,504	295,228	101,086

Total liabilities	137,886,879	8,644,098	39,246,668	16,845,117	86,317,236	21,395,638

Net assets	$7,178,262,472	$3,469,833,658	$8,230,907,714	$4,143,395,030	$4,696,984,048	$1,429,093,235

Summary of Net Assets:
Capital stock and paid-in-capital	$6,030,854,589	$2,691,949,896	$5,562,816,028	$3,122,497,210	$3,345,539,507	$1,182,926,814
Distributable earnings	1,147,407,883	777,883,762	2,668,091,686	1,020,897,820	1,351,444,541	246,166,421

Net assets	$7,178,262,472	$3,469,833,658	$8,230,907,714	$4,143,395,030	$4,696,984,048	$1,429,093,235

Shares authorized	1,765,000,000	750,000,000	1,300,000,000	800,000,000	23,900,000,000	610,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

Class A: Net asset value per share	$37.88	$30.17	$25.63	$19.39	$45.89	$34.38

Maximum offering price per share	$40.08	$31.93	$27.12	$20.52	$48.56	$36.38

Shares outstanding	125,222,138	22,083,261	137,376,614	77,792,226	43,869,049	19,841,585

Net Assets	$4,742,846,180	$666,353,852	$3,521,062,127	$1,508,579,744	$2,013,200,081	$682,175,060

Class C: Net asset value per share	$29.30	$27.53	$24.75	$19.29	$29.36	$27.98

Shares outstanding	14,546,309	10,646,576	9,213,435	17,149,435	10,954,663	5,721,978

Net Assets	$426,255,806	$293,063,636	$228,076,475	$330,741,442	$321,653,027	$160,083,510

Class I: Net asset value per share	$38.08	$30.26	$25.51	$19.29	$47.99	$36.11

Shares outstanding	19,290,770	37,363,504	33,226,271	60,025,880	34,886,747	10,505,765

Net Assets	$734,579,570	$1,130,599,879	$847,645,966	$1,157,708,419	$1,674,140,518	$379,392,446

Class R3: Net asset value per share	$41.62	$30.52	$25.97	$19.41	$45.98	$35.32

Shares outstanding	1,486,662	1,139,097	2,800,692	2,411,592	1,037,564	1,087,692

Net Assets	$61,881,885	$34,764,693	$72,722,523	$46,819,797	$47,707,409	$38,412,487

Class R4: Net asset value per share	$42.94	$31.03	$26.14	$19.44	$48.38	$37.12

Shares outstanding	1,202,519	4,668,175	5,035,530	3,623,353	1,637,495	872,198

Net Assets	$51,635,497	$144,866,159	$131,649,140	$70,446,478	$79,228,614	$32,372,631

Class R5: Net asset value per share	$43.80	$30.47	$26.25	$19.54	$50.48	$38.82

Shares outstanding	782,797	6,612,715	5,597,022	4,072,198	390,432	199,857

Net Assets	$34,287,837	$201,510,068	$146,918,172	$79,556,755	$19,708,124	$7,757,466

Class R6: Net asset value per share	$44.07	$30.61	$26.25	$19.58	$51.18	$—

Shares outstanding	1,609,661	4,790,682	2,849,064	1,785,001	235,666	—

Net Assets	$70,934,797	$146,642,513	$74,794,927	$34,956,573	$12,060,701	$—

The accompanying notes are an integral part of these financial statements.

74

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Class Y: Net asset value per share	$44.06	$30.61	$26.25	$19.58	$51.18	$39.29

Shares outstanding	3,988,784	7,083,001	23,481,107	7,151,711	2,495,707	1,346,335

Net Assets	$175,731,217	$216,787,886	$616,453,956	$140,057,103	$127,720,684	$52,896,401

Class F: Net asset value per share	$38.09	$30.28	$25.50	$19.29	$48.07	$36.17

Shares outstanding	23,107,137	20,980,040	101,645,757	40,157,652	8,353,415	2,101,098

Net Assets	$880,109,683	$635,244,972	$2,591,584,428	$774,528,719	$401,564,890	$76,003,234

Cost of investments	$7,095,120,542	$2,845,650,911	$6,320,130,681	$3,439,734,402	$4,449,898,166	$1,283,771,445
Cost of foreign currency	$81	$—	$—	$557,943	$20	$—

(1) Includes Investment in securities on loan, at market value	$40,701,404	$—	$—	$—	$52,889,567	$14,298,996

The accompanying notes are an integral part of these financial statements.

75

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$12,329,116,553	$638,994,252	$283,563,253	$107,400,026	$1,124,937,734	$523,017,539
Foreign currency	—	—	7	—	—	5
Cash collateral due from broker on futures contracts	—	—	—	—	—	—
Receivables:
Investment securities sold	62,165,953	1,119,417	1,929,071	—	11,491,989	4,400,871
Fund shares sold	23,776,974	1,178,632	35,593	34,664	9,893,785	733,234
Dividends and interest	1,736,703	370,204	309,848	24,765	125,874	87,024
Securities lending income	128,506	2,746	481	2,921	9,419	5,656
Tax reclaims	—	11,346	114,800	—	—	—
Variation margin on futures contracts	—	—	—	—	—	—
Other assets	200,775	40,412	44,505	55,580	48,992	70,241

Total assets	12,417,125,464	641,717,009	285,997,558	107,517,956	1,146,507,793	528,314,570

Liabilities:
Bank overdraft	6,782,197	—	—	—	—	—
Obligation to return securities lending collateral	35,575,880	7,463,725	1,392,402	5,335,128	34,163,032	4,135,186
Payables:
Investment securities purchased	42,982,255	2,206,626	1,215,466	—	4,805,248	13,738,242
Fund shares redeemed	24,085,805	574,050	210,746	96,614	9,118,112	395,632
Investment management fees	7,575,466	411,775	112,231	62,250	685,676	369,147
Transfer agent fees	1,841,194	151,220	88,334	32,348	226,357	155,978
Accounting services fees	142,990	10,227	4,489	1,601	17,577	9,895
Board of Directors’ fees	49,385	2,954	1,203	548	5,357	2,208
Distribution fees	218,376	15,717	8,560	3,260	15,854	15,277
Accrued expenses	800,665	99,348	42,503	25,048	102,789	93,253

Total liabilities	120,054,213	10,935,642	3,075,934	5,556,797	49,140,002	18,914,818

Net assets	$12,297,071,251	$630,781,367	$282,921,624	$101,961,159	$1,097,367,791	$509,399,752

Summary of Net Assets:
Capital stock and paid-in-capital	$9,553,539,711	$554,794,437	$262,741,660	$68,976,709	$823,187,611	$397,122,505
Distributable earnings	2,743,531,540	75,986,930	20,179,964	32,984,450	274,180,180	112,277,247

Net assets	$12,297,071,251	$630,781,367	$282,921,624	$101,961,159	$1,097,367,791	$509,399,752

Shares authorized	1,180,000,000	610,000,000	27,160,000,000	1,110,000,000	27,150,000,000	650,000,000

Par value	$0.0010	$0.0010	$0.0001	$0.0010	$0.0001	$0.0010

Class A: Net asset value per share	$30.03	$14.54	$20.00	$13.65	$55.20	$22.20

Maximum offering price per share	$31.78	$15.39	$21.16	$14.44	$58.41	$23.49

Shares outstanding	86,320,809	19,582,695	8,214,850	3,839,978	3,682,595	12,789,445

Net Assets	$2,592,609,913	$284,645,551	$164,324,790	$52,405,804	$203,296,610	$283,912,284

Class C: Net asset value per share	$21.90	$11.97	$17.12	$12.35	$41.81	$16.11

Shares outstanding	26,516,435	1,495,690	530,619	521,955	555,228	727,916

Net Assets	$580,708,001	$17,909,373	$9,082,003	$6,443,707	$23,212,045	$11,728,931

Class I: Net asset value per share	$30.91	$14.68	$19.78	$13.68	$57.17	$23.28

Shares outstanding	118,609,472	2,360,440	655,883	274,578	4,256,714	1,226,037

Net Assets	$3,666,463,600	$34,655,976	$12,974,390	$3,755,904	$243,340,195	$28,539,881

Class R3: Net asset value per share	$33.31	$15.23	$20.29	$14.02	$54.70	$23.95

Shares outstanding	3,081,326	627,363	52,989	37,719	241,507	684,302

Net Assets	$102,631,654	$9,555,397	$1,074,957	$528,896	$13,210,277	$16,386,181

Class R4: Net asset value per share	$34.59	$15.55	$20.49	$14.16	$56.99	$25.28

Shares outstanding	8,355,467	748,720	293,510	3,379	1,212,451	605,093

Net Assets	$289,049,100	$11,639,071	$6,014,417	$47,847	$69,096,689	$15,295,248

Class R5: Net asset value per share	$35.55	$15.76	$20.67	$14.16	$59.48	$26.53

Shares outstanding	13,169,548	513,088	24,373	2,528	1,595,300	100,907

Net Assets	$468,145,948	$8,087,089	$503,757	$35,789	$94,887,118	$2,677,559

Class R6: Net asset value per share	$35.90	$—	$20.74	$14.15	$60.16	$27.02

Shares outstanding	28,256,714	—	476	715	736,023	5,317

Net Assets	$1,014,517,560	$—	$9,872	$10,117	$44,277,730	$143,682

The accompanying notes are an integral part of these financial statements.

76

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund	The Hartford Small Company Fund
Class Y: Net asset value per share	$35.87	$15.80	$20.72	$14.15	$60.20	$27.01

Shares outstanding	53,927,929	719,548	29,010	45,643	5,947,709	1,308,725

Net Assets	$1,934,520,496	$11,371,414	$601,040	$646,025	$358,048,579	$35,350,941

Class F: Net asset value per share	$30.96	$14.69	$19.77	$13.68	$57.30	$23.35

Shares outstanding	53,241,149	17,217,788	4,468,889	2,783,842	837,688	4,941,210

Net Assets	$1,648,424,979	$252,917,496	$88,336,398	$38,087,070	$47,998,548	$115,365,045

Cost of investments	$10,894,130,128	$630,782,969	$280,738,626	$99,604,772	$1,071,035,640	$498,714,127
Cost of foreign currency	$—	$—	$7	$—	$—	$5

(1) Includes Investment in securities on loan, at market value	$33,723,481	$7,470,050	$1,365,609	$5,145,758	$33,887,559	$3,992,250

The accompanying notes are an integral part of these financial statements.

77

Hartford Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2018

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Investment Income:
Dividends	$115,111,696	$49,349,799	$209,971,361	$127,265,726	$23,690,130	$12,708,059
Interest	2,075,877	940,488	3,389,850	1,253,475	733,177	586,273
Securities lending	305,305	—	33,592	49,160	708,278	212,432
Less: Foreign tax withheld	(1,537,718)	—	(2,340,832)	(2,809,877)	(144,903)	(208,494)

Total investment income, net	115,955,160	50,290,287	211,053,971	125,758,484	24,986,682	13,298,270

Expenses:
Investment management fees	53,035,552	11,886,149	51,532,676	26,807,026	35,291,780	12,779,509
Administrative services fees
Class R3	141,838	82,179	155,670	105,418	101,892	84,818
Class R4	93,606	247,348	208,502	115,612	126,408	52,418
Class R5	39,109	199,168	142,611	83,435	19,893	6,723
Transfer agent fees
Class A	5,461,611	695,358	3,688,069	1,471,577	2,376,518	937,925
Class C	1,288,801	312,892	495,621	399,439	450,810	299,909
Class I	710,392	897,124	727,850	1,025,001	1,509,796	360,935
Class R3	14,253	5,473	9,212	5,243	7,369	4,226
Class R4	4,672	4,874	4,224	3,063	4,056	2,215
Class R5	2,094	3,685	2,298	3,533	2,166	1,197
Class R6	913	4,111	1,197	937	186	—
Class Y	24,335	64,690	270,278	65,787	46,258	10,618
Class F	2,245	252	2,520	654	878	123
Distribution fees
Class A	11,435,387	1,639,065	8,881,819	4,007,863	5,067,496	1,736,976
Class C	11,556,124	3,268,429	4,271,259	4,242,638	4,228,786	2,333,795
Class R3	354,594	205,446	389,175	263,546	254,730	212,045
Class R4	156,011	412,246	347,504	192,686	210,680	87,363
Custodian fees	121,388	10,513	21,724	16,344	108,850	16,319
Registration and filing fees	195,052	240,106	259,668	240,380	209,815	161,460
Accounting services fees	1,552,559	611,764	1,270,130	749,404	1,041,147	270,664
Board of Directors’ fees	227,577	97,306	242,079	124,462	143,848	43,100
Audit fees	51,422	18,643	15,091	17,666	38,566	27,561
Other expenses	680,599	368,745	985,133	539,133	562,635	200,699

Total expenses (before waivers and fees paid indirectly)	87,150,134	21,275,566	73,924,310	40,480,847	51,804,563	19,630,598
Expense waivers	(10,793)	(1,734)	—	—	(2,058)	—
Distribution fee reimbursements	(191,018)	(68,694)	(91,157)	(15,767)	(122,792)	(28,480)
Commission recapture	(122,704)	(2,837)	(43,987)	(10,696)	(64,311)	(5,329)

Total waivers and fees paid indirectly	(324,515)	(73,265)	(135,144)	(26,463)	(189,161)	(33,809)

Total expenses, net	86,825,619	21,202,301	73,789,166	40,454,384	51,615,402	19,596,789

Net Investment Income (Loss)	29,129,541	29,087,986	137,264,805	85,304,100	(26,628,720)	(6,298,519)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	1,051,983,983	147,782,652	749,815,108	304,707,877	1,119,464,471	111,305,704
Net realized gain (loss) on futures contracts	(1,513,252)	606,809	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	(643,712)	(3)	41,794	(87,514)	(131,596)	(11,221)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,049,827,019	148,389,458	749,856,902	304,620,363	1,119,332,875	111,294,483

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(723,850,790)	125,497,009	(503,569,392)	(358,953,930)	(691,116,959)	(46,261,884)
Net unrealized appreciation (depreciation) of futures contracts	(1,993,236)	(4,075,762)	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(30,780)	—	—	(20,137)	(11,209)	5,052

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(725,874,806)	121,421,247	(503,569,392)	(358,974,067)	(691,128,168)	(46,256,832)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	323,952,213	269,810,705	246,287,510	(54,353,704)	428,204,707	65,037,651

Net Increase (Decrease) in Net Assets Resulting from Operations	$353,081,754	$298,898,691	$383,552,315	$30,950,396	$401,575,987	$58,739,132

The accompanying notes are an integral part of these financial statements.

78

Hartford Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2018

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$83,884,858	$9,750,800	$7,508,051	$1,980,795	$7,963,967	$2,045,018
Interest	689,232	194,542	78,170	14,793	277,952	280,946
Securities lending	561,795	62,103	2,239	25,977	148,438	38,615
Less: Foreign tax withheld	(393,980)	(68,000)	(120,270)	(2,881)	(2,335)	—

Total investment income, net	84,741,905	9,939,445	7,468,190	2,018,684	8,388,022	2,364,579

Expenses:
Investment management fees	83,898,491	5,103,139	1,525,644	933,946	8,968,046	4,287,169
Administrative services fees
Class R3	206,910	22,944	2,423	1,011	30,264	39,964
Class R4	452,683	19,020	10,507	121	118,253	30,857
Class R5	429,319	10,076	693	39	114,255	2,721
Transfer agent fees
Class A	2,887,163	499,231	320,229	103,300	462,837	501,675
Class C	829,560	60,129	35,029	23,817	47,542	56,521
Class I	2,646,152	39,202	13,264	4,009	262,258	46,594
Class R3	17,517	2,329	237	100	3,041	4,150
Class R4	35,424	2,061	1,226	17	4,225	2,348
Class R5	10,795	1,321	151	8	3,213	535
Class R6	21,857	—	—	—	1,173	1
Class Y	614,515	12,234	462	521	152,468	2,820
Class F	1,633	310	66	78	337	237
Distribution fees
Class A	6,580,726	740,679	433,379	133,003	548,766	690,120
Class C	7,635,611	342,194	183,912	106,612	355,278	269,458
Class R3	517,275	57,360	6,057	2,529	75,660	99,910
Class R4	754,472	31,701	17,512	202	197,087	51,428
Custodian fees	45,869	13,630	5,610	3,147	7,885	7,509
Registration and filing fees	606,736	163,574	134,097	126,564	166,649	145,623
Accounting services fees	1,607,388	127,471	52,739	22,633	231,731	114,837
Board of Directors’ fees	343,462	20,475	8,297	3,664	37,461	14,843
Audit fees	16,205	19,760	35,681	20,104	19,570	41,912
Other expenses	1,990,778	221,451	53,421	23,584	219,274	153,111

Total expenses (before waivers and fees paid indirectly)	112,150,541	7,510,291	2,840,636	1,509,009	12,027,273	6,564,343
Expense waivers	—	—	(50,397)	(70,185)	—	(96,513)
Distribution fee reimbursements	(96,028)	(7,309)	(9,261)	(6,624)	(15,587)	(14,144)
Commission recapture	(53,365)	(7,535)	(1,438)	—	(5,187)	(13,325)

Total waivers and fees paid indirectly	(149,393)	(14,844)	(61,096)	(76,809)	(20,774)	(123,982)

Total expenses, net	112,001,148	7,495,447	2,779,540	1,432,200	12,006,499	6,440,361

Net Investment Income (Loss)	(27,259,243)	2,443,998	4,688,650	586,484	(3,618,477)	(4,075,782)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	1,338,167,518	67,536,611	12,965,991	24,948,249	225,263,306	105,807,435
Net realized gain (loss) on futures contracts	—	—	—	548	—	—
Net realized gain (loss) on foreign currency contracts	—	—	150,252	—	—	—
Net realized gain (loss) on other foreign currency transactions	2,381	(170,042)	10,653	—	—	833

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,338,169,899	67,366,569	13,126,896	24,948,797	225,263,306	105,808,268

Net Changes in Unrealized Appreciation (Depreciation) of Investments:
Net unrealized appreciation (depreciation) of investments	(1,053,603,351)	(98,189,286)	(12,944,585)	(22,059,218)	(183,849,268)	(58,998,231)
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	(134,557)	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	1,705	(730)	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments	(1,053,603,351)	(98,187,581)	(13,079,872)	(22,059,218)	(183,849,268)	(58,998,231)

Net Gain (Loss) on Investments and Foreign Currency Transactions	284,566,548	(30,821,012)	47,024	2,889,579	41,414,038	46,810,037

Net Increase (Decrease) in Net Assets Resulting from Operations	$257,307,305	$(28,377,014)	$4,735,674	$3,476,063	$37,795,561	$42,734,255

The accompanying notes are an integral part of these financial statements.

79

Hartford Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund		The Hartford Dividend and Growth Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$29,129,541	$25,338,914	$29,087,986	$31,631,365	$137,264,805	$128,216,517
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,049,827,019	1,218,030,805	148,389,458	82,815,083	749,856,902	797,408,213
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(725,874,806)	432,116,150	121,421,247	417,226,593	(503,569,392)	693,517,612

Net Increase (Decrease) in Net Assets Resulting from Operations	353,081,754	1,675,485,869	298,898,691	531,673,041	383,552,315	1,619,142,342

Distributions to Shareholders:(1)	—	—	—	—	—	—
Class A	(606,326,646)	(18,554,633)	(21,919,937)	(9,032,928)	(392,731,234)	(167,472,119)
Class B	—	—	—	(6,015)	—	(652,591)
Class C	(192,535,075)	—	(9,824,353)	(2,757,200)	(47,166,268)	(18,465,563)
Class I	(112,999,632)	(8,757,228)	(36,517,509)	(12,855,468)	(89,574,705)	(89,275,150)
Class R3	(8,606,238)	(35,341)	(1,304,880)	(482,588)	(8,267,443)	(3,402,364)
Class R4	(8,617,809)	(166,664)	(5,833,533)	(2,002,607)	(14,963,939)	(6,440,361)
Class R5	(4,727,926)	(296,900)	(7,238,859)	(1,974,057)	(14,896,682)	(5,505,095)
Class R6	(8,465,656)	(420,762)	(4,628,300)	(676,731)	(2,134,094)	(190,644)
Class Y	(21,588,189)	(6,768,545)	(5,743,412)	(4,646,503)	(67,373,460)	(65,879,380)
Class F	(148,455,017)	—	(22,560,533)	—	(294,232,092)	(14,230,080)

Total distributions	(1,112,322,188)	(35,000,073)	(115,571,316)	(34,434,097)	(931,339,917)	(371,513,347)

Capital Share Transactions:
Sold	1,024,978,367	1,788,213,414	1,034,630,470	1,969,362,927	1,305,754,651	3,690,057,839
Issued on reinvestment of distributions	1,024,872,512	31,116,668	110,126,116	32,030,378	904,747,281	360,648,072
Redeemed	(2,362,392,164)	(3,769,536,199)	(1,049,713,011)	(1,659,163,332)	(1,815,707,318)	(4,436,994,825)

Net increase (decrease) from capital share transactions	(312,541,285)	(1,950,206,117)	95,043,575	342,229,973	394,794,614	(386,288,914)

Net Increase (Decrease) in Net Assets	(1,071,781,719)	(309,720,321)	278,370,950	839,468,917	(152,992,988)	861,340,081

Net Assets:
Beginning of period	8,250,044,191	8,559,764,512	3,191,462,708	2,351,993,791	8,383,900,702	7,522,560,621

End of period	$7,178,262,472	$8,250,044,191	$3,469,833,658	$3,191,462,708	$8,230,907,714	$8,383,900,702

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

80

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$85,304,100	$74,982,678	$(26,628,720)	$(23,283,245)	$(6,298,519)	$(6,269,669)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	304,620,363	219,163,452	1,119,332,875	468,331,787	111,294,483	91,906,101
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(358,974,067)	456,560,081	(691,128,168)	612,040,042	(46,256,832)	216,032,279

Net Increase (Decrease) in Net Assets Resulting from Operations	30,950,396	750,706,211	401,575,987	1,057,088,584	58,739,132	301,668,711

Distributions to Shareholders:(1)	—	—	—	—	—	—
Class A	(110,568,818)	(82,130,248)	(158,556,200)	(63,089,307)	(35,671,123)	(69,929,000)
Class B	—	(255,372)	—	(198,896)	—	(212,371)
Class C	(26,593,783)	(19,219,032)	(50,309,267)	(21,586,491)	(14,636,384)	(27,701,127)
Class I	(80,508,699)	(56,710,221)	(124,475,405)	(60,579,338)	(17,037,825)	(19,440,293)
Class R3	(3,521,663)	(2,576,781)	(4,054,099)	(1,730,026)	(2,149,358)	(4,038,027)
Class R4	(5,230,591)	(3,825,105)	(6,430,582)	(2,508,474)	(1,635,340)	(3,354,329)
Class R5	(5,773,145)	(3,690,522)	(1,298,270)	(290,570)	(311,084)	(447,294)
Class R6	(2,239,099)	(935,399)	(405,519)	(44,153)	—	—
Class Y	(9,816,882)	(17,896,566)	(7,918,200)	(8,011,998)	(2,027,884)	(4,374,439)
Class F	(51,013,597)	(4,370,699)	(49,296,790)	—	(3,055,878)	—

Total distributions	(295,266,277)	(191,609,945)	(402,744,332)	(158,039,253)	(76,524,876)	(129,496,880)

Capital Share Transactions:
Sold	873,087,387	1,676,451,131	969,192,221	1,530,981,689	299,018,988	466,309,038
Issued on reinvestment of distributions	282,151,407	182,989,221	368,471,573	140,743,476	72,780,594	123,834,128
Redeemed	(1,058,675,637)	(1,807,452,054)	(1,385,082,501)	(2,090,041,757)	(429,112,111)	(638,422,427)

Net increase (decrease) from capital share transactions	96,563,157	51,988,298	(47,418,707)	(418,316,592)	(57,312,529)	(48,279,261)

Net Increase (Decrease) in Net Assets	(167,752,724)	611,084,564	(48,587,052)	480,732,739	(75,098,273)	123,892,570

Net Assets:
Beginning of period	4,311,147,754	3,700,063,190	4,745,571,100	4,264,838,361	1,504,191,508	1,380,298,938

End of period	$4,143,395,030	$4,311,147,754	$4,696,984,048	$4,745,571,100	$1,429,093,235	$1,504,191,508

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

81

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford MidCap Fund		The Hartford MidCap Value Fund		Hartford Quality Value Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$(27,259,243)	$(24,334,307)	$2,443,998	$848,551	$4,688,650	$2,288,873
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,338,169,899	507,689,486	67,366,569	18,668,069	13,126,896	10,591,378
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(1,053,603,351)	1,603,504,435	(98,187,581)	82,108,819	(13,079,872)	24,235,367

Net Increase (Decrease) in Net Assets Resulting from Operations	257,307,305	2,086,859,614	(28,377,014)	101,625,439	4,735,674	37,115,618

Distributions to Shareholders:(1)	—	—	—	—	—	—
Class A	(114,449,039)	(64,829,511)	(7,223,583)	(17,899,811)	(8,334,392)	(2,884,156)
Class B	—	(713,743)	—	(52,454)	—	(5,882)
Class C	(44,224,199)	(25,554,276)	(1,054,080)	(3,017,301)	(939,316)	(249,466)
Class I	(137,926,366)	(63,591,553)	(1,061,423)	(7,885,319)	(739,645)	(414,084)
Class R3	(3,811,998)	(2,100,323)	(281,738)	(766,406)	(51,825)	(31,542)
Class R4	(10,885,993)	(4,670,316)	(300,127)	(868,377)	(346,523)	(135,292)
Class R5	(14,370,283)	(5,615,946)	(270,417)	(711,508)	(23,373)	(36,214)
Class R6	(19,124,476)	(763,492)	—	—	—	—
Class Y	(61,748,284)	(41,187,648)	(697,801)	(5,370,866)	(53,600)	(17,344)
Class F	(56,547,280)	—	(6,915,715)	—	(2,280,455)	—

Total distributions	(463,087,918)	(209,026,808)	(17,804,884)	(36,572,042)	(12,769,129)	(3,773,980)

Capital Share Transactions:
Sold	4,914,460,268	4,941,271,558	178,140,524	471,414,642	99,183,936	47,715,054
Issued on reinvestment of distributions	443,523,450	201,230,778	17,573,868	35,808,807	12,375,926	3,602,922
Redeemed	(3,285,208,745)	(2,933,636,028)	(191,784,914)	(379,688,625)	(59,096,311)	(90,074,828)

Net increase (decrease) from capital share transactions	2,072,774,973	2,208,866,308	3,929,478	127,534,824	52,463,551	(38,756,852)

Net Increase (Decrease) in Net Assets	1,866,994,360	4,086,699,114	(42,252,420)	192,588,221	44,430,096	(5,415,214)

Net Assets:
Beginning of period	10,430,076,891	6,343,377,777	673,033,787	480,445,566	238,491,528	243,906,742

End of period	$12,297,071,251	$10,430,076,891	$630,781,367	$673,033,787	$282,921,624	$238,491,528

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

82

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	Hartford Small Cap Core Fund		The Hartford Small Cap Growth Fund		The Hartford Small Company Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$586,484	$787,051	$(3,618,477)	$(3,310,160)	$(4,075,782)	$(2,787,803)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	24,948,797	14,075,100	225,263,306	66,682,435	105,808,268	50,785,166
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(22,059,218)	21,514,412	(183,849,268)	197,077,473	(58,998,231)	75,778,230

Net Increase (Decrease) in Net Assets Resulting from Operations	3,476,063	36,376,563	37,795,561	260,449,748	42,734,255	123,775,593

Distributions to Shareholders:(1)	—	—	—	—	—	—
Class A	(2,315,926)	(418,020)	(10,167,241)	(1,339,813)	—	—
Class B	—	—	—	(4,904)	—	—
Class C	(508,602)	(21,501)	(2,203,133)	(315,082)	—	—
Class I	(146,673)	(35,368)	(20,092,838)	(905,289)	—	—
Class R3	(16,003)	(4,536)	(702,522)	(86,418)	—	—
Class R4	(4,290)	(1,224)	(3,465,055)	(438,392)	—	—
Class R5	(2,044)	(538)	(5,057,310)	(655,380)	—	—
Class R6	—	—	(548,465)	(26,101)	—	—
Class Y	(61,224)	(1,227,713)	(16,305,895)	(1,848,510)	—	—
Class F	(4,128,489)	—	(2,220,863)	—	—	—

Total distributions	(7,183,251)	(1,708,900)	(60,763,322)	(5,619,889)	—	—

Capital Share Transactions:
Sold	10,834,354	115,627,599	280,228,679	546,399,609	123,581,364	190,851,786
Issued on reinvestment of distributions	7,135,493	1,700,741	58,239,385	5,330,601	—	—
Redeemed	(68,460,953)	(166,969,990)	(537,355,309)	(336,713,861)	(128,907,283)	(334,991,199)

Net increase (decrease) from capital share transactions	(50,491,106)	(49,641,650)	(198,887,245)	215,016,349	(5,325,919)	(144,139,413)

Net Increase (Decrease) in Net Assets	(54,198,294)	(14,973,987)	(221,855,006)	469,846,208	37,408,336	(20,363,820)

Net Assets:
Beginning of period	156,159,453	171,133,440	1,319,222,797	849,376,589	471,991,416	492,355,236

End of period	$101,961,159	$156,159,453	$1,097,367,791	$1,319,222,797	$509,399,752	$471,991,416

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

83

Hartford Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2018
A	$41.86	$0.15	$1.45	$1.60	$(0.26)	$(5.32)	$(5.58)	$37.88	3.92%	$4,742,846	1.07%		1.06%		0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81		1.81		(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78		0.78		0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42		1.41		0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10		1.10		0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80		0.80		0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70		0.70		0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71		0.71		0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70		0.70		0.75	108

For the Year Ended October 31, 2017
A	$34.49	$0.13	$7.39	$7.52	$(0.15)	$—	$(0.15)	$41.86	21.86%	$4,613,982	1.09	%(4)	1.08	%(4)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82	(4)	1.82	(4)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81	(4)	0.81	(4)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42	(4)	1.40	(4)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11	(4)	1.11	(4)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81	(4)	0.80	(4)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71	(4)	0.71	(4)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72	(4)	0.72	(4)	0.70	123
F(5)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28 (6)	1,103,972	0.71	(4)(7)	0.71	(4)(7)	0.65 (7)	123

For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%		1.11	%(8)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00		2.00	(8)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83		1.83	(8)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81		0.81	(8)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43		1.42	(8)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12		1.12	(8)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82		0.82	(8)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72		0.72	(8)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72		0.72	(8)	0.78	88

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%	$5,453,502	1.09%		1.09%		0.34%	79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30	158,610	1.97		1.97		(0.53)	79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47	1,799,846	1.81		1.81		(0.38)	79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53	1,736,395	0.78		0.78		0.66	79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87	124,072	1.40		1.40		0.03	79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18	179,454	1.10		1.10		0.33	79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49	53,292	0.80		0.80		0.63	79
R6(9)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16 (6)	10	0.76	(7)	0.75	(7)	0.70 (7)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60	1,253,378	0.70		0.70		0.73	79

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%	$5,789,682	1.10%		1.10%		0.46%	111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55	270,227	1.95		1.95		(0.39)	111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69	1,992,142	1.81		1.81		(0.26)	111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87	2,194,464	0.76		0.76		0.79	111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16	136,576	1.40		1.40		0.16	111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50	191,319	1.10		1.10		0.46	111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82	59,285	0.80		0.80		0.72	111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94	1,284,539	0.70		0.70		0.88	111

The accompanying notes are an integral part of these financial statements.

84

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund
For the Year Ended October 31, 2018
A	$28.53	$0.22	$2.42	$2.64	$(0.25)	$(0.75)	$(1.00)	$30.17	9.41%	$666,354	0.74%	0.74%		0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48		—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47		1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10		0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76		0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49		0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39		1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42		1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39		1.09	22

For the Year Ended October 31, 2017
A	$23.87	$0.27	$4.70	$4.97	$(0.12)	$(0.19)	$(0.31)	$28.53	21.06%	$631,817	0.75%	0.75%		1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50		0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52		1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09		0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79		1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49		1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41		1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42		1.33	39
F(5)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90 (6)	585,057	0.41 (7)	0.41	(7)	1.39 (7)	39

For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80	%(10)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55	(10)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55	(10)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55	(10)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10	(10)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80	(10)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50	(10)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43	(10)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43	(10)	0.99	29

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%	$267,237	1.03%	0.92%		0.55%	33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92	1,614	2.18	1.74		(0.23)	33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95	73,070	1.73	1.62		(0.17)	33
I(11)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39 (6)	136,641	0.66 (7)	0.50	(7)	0.85 (7)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46	5,081	1.34	1.16		0.27	33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82	22,020	0.98	0.82		0.54	33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10	26,977	0.64	0.49		0.84	33
R6(11)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40 (6)	597	0.57 (7)	0.45	(7)	0.78 (7)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15	18,802	0.57	0.50		0.90	33

For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%	$126,308	1.37%	1.31%		0.16%	60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65	1,898	2.49	2.10		(0.62)	60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77	19,798	2.06	2.00		(0.53)	60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30	481	1.70	1.50		(0.05)	60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71	889	1.34	1.20		0.21	60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03	374	1.04	0.90		0.56	60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07	2,486	0.91	0.85		0.62	60

The accompanying notes are an integral part of these financial statements.

85

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2018
A	$27.46	$0.39	$0.80	$1.19	$(0.38)	$(2.64)	$(3.02)	$25.63	4.38%	$3,521,062	0.99%	0.99%		1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75		0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73		1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35		1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04		1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74		1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64		1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68		1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64		1.84	31

For the Year Ended October 31, 2017
A	$23.49	$0.39	$4.75	$5.14	$(0.38)	$(0.79)	$(1.17)	$27.46	22.40%	$3,619,123	1.00%	1.00%		1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74		0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80		1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35		1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05		1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74		1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64		1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66		1.94	26
F(5)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49 (6)	2,570,906	0.64 (7)	0.64	(7)	1.66 (7)	26

For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03	%(12)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96	(12)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77	(12)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83	(12)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36	(12)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06	(12)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76	(12)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66	(12)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66	(12)	1.95	22

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%	$3,724,804	1.02%	1.02%		1.43%	23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54	44,909	1.97	1.92		0.54	23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70	467,006	1.76	1.76		0.69	23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67	1,715,056	0.81	0.81		1.64	23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12	85,736	1.35	1.35		1.10	23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42	150,367	1.04	1.04		1.41	23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73	229,206	0.74	0.74		1.70	23
R6(9)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64 (6)	10	0.71 (7)	0.70	(7)	1.71 (7)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83	1,323,782	0.64	0.64		1.80	23

For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%	$3,780,786	1.02%	1.02%		1.40%	23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91	74,126	1.96	1.94		0.50	23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12	467,932	1.77	1.77		0.65	23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22	1,883,434	0.81	0.81		1.60	23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61	91,839	1.35	1.35		1.07	23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98	159,018	1.04	1.04		1.37	23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32	226,236	0.74	0.74		1.68	23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42	1,340,941	0.64	0.64		1.81	23

The accompanying notes are an integral part of these financial statements.

86

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund
For the Year Ended October 31, 2018
A	$20.64	$0.38	$(0.24)	$0.14	$(0.35)	$(1.04)	$(1.39)	$19.39	0.49%	$1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22

For the Year Ended October 31, 2017
A	$17.97	$0.35	$3.24	$3.59	$(0.32)	$(0.60)	$(0.92)	$20.64	20.51%	$1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F(5)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45 (6)	674,626	0.66 (7)	0.66 (7)	1.84 (7)	16

For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14

For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%	$1,757,486	1.02%	1.02%	1.87%	20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82	13,915	1.16	1.16	1.75	20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18	461,099	1.76	1.76	1.12	20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18	835,297	0.76	0.76	2.13	20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61	56,026	1.36	1.36	1.52	20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92	74,473	1.06	1.06	1.82	20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22	76,741	0.76	0.76	2.15	20
R6(9)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20 (6)	13,902	0.69 (7)	0.69 (7)	1.93 (7)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26	246,177	0.66	0.66	2.22	20

For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%	$1,951,760	1.03%	1.03%	1.83%	13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15	21,619	1.16	1.16	1.72	13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36	458,695	1.76	1.76	1.08	13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54	903,048	0.76	0.76	2.07	13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81	58,349	1.37	1.37	1.47	13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13	76,746	1.06	1.06	1.78	13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47	91,827	0.76	0.76	2.08	13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61	236,502	0.66	0.66	2.17	13

The accompanying notes are an integral part of these financial statements.

87

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2018
A	$46.20	$(0.29)	$3.86	$3.57	$—	$(3.88)	$(3.88)	$45.89	8.31%	$2,013,200	1.11%	1.11%		(0.61)%		122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85		(1.35)		122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84		(0.34)		122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45		(0.95)		122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15		(0.65)		122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86		(0.35)		122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75		(0.26)		122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78		(0.28)		122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75		(0.25)		122

For the Year Ended October 31, 2017
A	$37.66	$(0.23)	$10.17	$9.94	$—	$(1.40)	$(1.40)	$46.20	27.40%	$1,914,743	1.11%	1.10%		(0.57)%		119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86		(1.32)		119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89		(0.35)		119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45		(0.92)		119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15		(0.62)		119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85		(0.32)		119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75		(0.26)		119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77		(0.22)		119
F(5)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (6)	617,087	0.75 (7)	0.75	(7)	(0.34	)(7)	119

For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(13)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(13)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(13)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(13)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(13)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(13)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(13)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(13)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(13)	(0.19)		117

For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%		(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03		(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86		(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89		(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45		(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15		(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84		(0.15)		93
R6(9)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (6)	11	0.82 (7)	0.82	(7)	(0.14	)(7)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75		(0.09)		93

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%		(0.33)%		136	%(14)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02		(1.18)		136	(14)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88		(1.05)		136	(14)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91		(0.09)		136	(14)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45		(0.62)		136	(14)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15		(0.32)		136	(14)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85		(0.05)		136	(14)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75		0.08		136	(14)

The accompanying notes are an integral part of these financial statements.

88

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund
For the Year Ended October 31, 2018
A	$34.86	$(0.14)	$1.45	$1.31	$—	$(1.79)	$(1.79)	$34.38	3.86%	$682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27

For the Year Ended October 31, 2017
A	$30.96	$(0.12)	$7.04	$6.92	$—	$(3.02)	$(3.02)	$34.86	24.28%	$714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(5)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33 (6)	61,710	0.90 (7)	0.90 (7)	0.04 (7)	23

For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%	$599,010	1.33%	1.33%	(0.40)%	28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34	11,303	2.20	2.20	(1.27)	28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52	176,581	2.06	2.06	(1.13)	28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84	137,450	1.05	1.05	(0.12)	28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08	40,482	1.64	1.64	(0.71)	28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45	29,530	1.34	1.34	(0.41)	28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82	2,323	1.05	1.05	(0.12)	28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00	6,081	0.94	0.94	—	28

The accompanying notes are an integral part of these financial statements.

89

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund
For the Year Ended October 31, 2018
A	$30.36	$(0.12)	$1.20	$1.08	$—	$(1.41)	$(1.41)	$30.03	3.63%	$2,592,610	1.11%	1.10%	(0.39)%		37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)		37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)		37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)		37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)		37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)		37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)		37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)		37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)		37

For the Year Ended October 31, 2017
A	$24.25	$(0.11)	$7.00	$6.89	$—	$(0.78)	$(0.78)	$30.36	29.02%	$2,482,275	1.13%	1.12%	(0.38)%		30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)		30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)		30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)		30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)		30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)		30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)		30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)		30
F(5)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19 (6)	1,244,732	0.76 (7)	0.76 (7)	(0.15	)(7)	30

For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%		31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)		31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)		31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)		31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)		31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)		31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—		31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01		31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10		31

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%	$2,048,529	1.14%	1.14%	(0.35)%		29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28	24,665	2.03	2.03	(1.22)		29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46	626,345	1.88	1.88	(1.09)		29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52	702,566	0.87	0.87	(0.09)		29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91	76,925	1.47	1.47	(0.69)		29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26	135,698	1.16	1.16	(0.39)		29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59	164,879	0.86	0.86	(0.09)		29
R6(9)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65 (6)	1,230	0.77 (7)	0.77 (7)	(0.13	)(7)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66	1,201,917	0.76	0.76	0.04		29

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%	$1,891,075	1.15%	1.15%	(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56	29,446	2.05	2.05	(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81	544,154	1.88	1.88	(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89	550,720	0.90	0.90	(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24	56,403	1.47	1.47	(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55	94,232	1.16	1.16	(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91	110,364	0.86	0.86	(0.11)		34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08	1,078,695	0.76	0.76	(0.02)		34

The accompanying notes are an integral part of these financial statements.

90

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund
For the Year Ended October 31, 2018
A	$15.62	$0.03	$(0.72)	$(0.69)	$—	$(0.39)	$(0.39)	$14.54	(4.56)%	$284,646	1.22%	1.22%		0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97		(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90		0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52		(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22		0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91		0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86		0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80		0.61	49

For the Year Ended October 31, 2017
A	$13.98	$0.01	$2.65	$2.66	$—	$(1.02)	$(1.02)	$15.62	19.67%	$291,082	1.23%	1.23%		0.06%	40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96		(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10		0.20	40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52		(0.23)	40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21		0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91		0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82		0.48	40
F(5)	14.97	0.05	0.74	0.79	—	—	—	15.76	5.28 (6)	238,682	0.81 (7)	0.81	(7)	0.46 (7)	40

For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)	$—	$(0.02)	$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30	%(15)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—	(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12	(15)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—	(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02	(15)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)	(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06	(15)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—	(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56	(15)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)	(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25	(15)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)	(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95	(15)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)	(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85	(15)	0.63	56

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%	$229,953	1.25%	1.25%		0.11%	33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37	1,417	2.28	2.09		(0.75)	33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45	41,149	1.97	1.97		(0.62)	33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57	29,987	0.92	0.92		0.42	33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97	10,204	1.52	1.52		(0.19)	33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26	11,711	1.21	1.21		0.15	33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62	7,564	0.92	0.92		0.44	33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73	158,691	0.81	0.81		0.54	33

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%	$222,876	1.27%	1.27%		0.19%	43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	(1.55)	14.91	11.41	2,156	2.28	2.10		(0.63)	43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	(1.55)	14.84	11.56	41,382	1.99	1.99		(0.53)	43
I	16.49	0.09	1.82	1.91	—	(1.55)	(1.55)	16.85	12.75	37,414	0.92	0.92		0.53	43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	(1.55)	17.45	12.05	10,187	1.53	1.53		(0.08)	43
R4	17.21	0.04	1.91	1.95	—	(1.55)	(1.55)	17.61	12.42	9,476	1.22	1.22		0.22	43
R5	17.29	0.09	1.92	2.01	—	(1.55)	(1.55)	17.75	12.73	2,851	0.93	0.93		0.52	43
Y	17.31	0.11	1.91	2.02	—	(1.55)	(1.55)	17.78	12.79	166,729	0.82	0.82		0.63	43

The accompanying notes are an integral part of these financial statements.

91

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Quality Value Fund
For the Year Ended October 31, 2018
A	$20.49	$0.31	$0.16		$0.47	$(0.20)	$(0.76)	$(0.96)	$20.00	2.25%		$164,325	1.06%	1.04%		1.52%	85%
C	17.67	0.14	0.15		0.29	(0.08)	(0.76)	(0.84)	17.12	1.53		9,082	1.81	1.79		0.80	85
I	20.25	0.38	0.16		0.54	(0.25)	(0.76)	(1.01)	19.78	2.60		12,974	0.71	0.69		1.87	85
R3	20.70	0.26	0.17		0.43	(0.08)	(0.76)	(0.84)	20.29	2.03		1,075	1.34	1.30		1.26	85
R4	20.95	0.33	0.16		0.49	(0.19)	(0.76)	(0.95)	20.49	2.29		6,014	1.04	1.01		1.55	85
R5	21.13	0.38	0.17		0.55	(0.25)	(0.76)	(1.01)	20.67	2.57		504	0.74	0.72		1.76	85
R6(16)	20.99	0.28	(0.53	)(19)	(0.25)	—	—	—	20.74	(1.19	)(6)	10	0.61 (7)	0.59	(7)	1.95 (7)	85
Y	21.19	0.40	0.17		0.57	(0.28)	(0.76)	(1.04)	20.72	2.65		601	0.68	0.66		1.90	85
F	20.26	0.39	0.17		0.56	(0.29)	(0.76)	(1.05)	19.77	2.71		88,336	0.62	0.60		1.94	85

For the Year Ended October 31, 2017
A	$17.94	$0.19	$2.64		$2.83	$(0.14)	$(0.14)	$(0.28)	$20.49	15.89%		$180,059	1.20%	1.20%		0.95%	39%
C	15.52	0.04	2.28		2.32	(0.03)	(0.14)	(0.17)	17.67	15.05		20,312	1.93	1.93		0.22	39
I	17.75	0.24	2.60		2.84	(0.20)	(0.14)	(0.34)	20.25	16.19		15,561	0.94	0.94		1.22	39
R3	18.13	0.13	2.66		2.79	(0.08)	(0.14)	(0.22)	20.70	15.48		1,448	1.54	1.53		0.63	39
R4	18.34	0.19	2.70		2.89	(0.14)	(0.14)	(0.28)	20.95	15.87		7,550	1.20	1.20		0.96	39
R5	18.49	0.23	2.75		2.98	(0.20)	(0.14)	(0.34)	21.13	16.25		480	0.91	0.91		1.17	39
Y	18.55	0.27	2.73		3.00	(0.22)	(0.14)	(0.36)	21.19	16.32		1,052	0.83	0.83		1.31	39
F(5)	19.58	0.16	0.52		0.68	—	—	—	20.26	3.47	(6)	12,030	0.80 (7)	0.80	(7)	1.17 (7)	39

For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57		$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%		$187,475	1.25%	1.25	%(17)	0.93%	41%
B	16.45	0.02	0.48		0.50	(0.01)	(1.24)	(1.25)	15.70	3.75		695	2.41	2.11	(17)	0.11	41
C	16.34	0.03	0.49		0.52	(0.10)	(1.24)	(1.34)	15.52	3.93		22,223	1.97	1.97	(17)	0.21	41
I	18.47	0.21	0.57		0.78	(0.26)	(1.24)	(1.50)	17.75	5.03		19,139	0.92	0.92	(17)	1.23	41
R3	18.83	0.11	0.58		0.69	(0.15)	(1.24)	(1.39)	18.13	4.39		2,783	1.54	1.54	(17)	0.64	41
R4	19.03	0.17	0.59		0.76	(0.21)	(1.24)	(1.45)	18.34	4.73		8,720	1.22	1.22	(17)	0.96	41
R5	19.19	0.22	0.59		0.81	(0.27)	(1.24)	(1.51)	18.49	5.04		2,025	0.92	0.92	(17)	1.27	41
Y	19.24	0.26	0.58		0.84	(0.29)	(1.24)	(1.53)	18.55	5.14		845	0.81	0.81		1.46	41

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)		$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%		$207,339	1.21%	1.21%		1.10%	55%
B	18.22	0.03	(0.40)		(0.37)	—	(1.40)	(1.40)	16.45	(1.94)		1,909	2.28	1.97		0.19	55
C	18.14	0.06	(0.42)		(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)		26,763	1.93	1.93		0.36	55
I	20.25	0.27	(0.45)		(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)		27,168	0.88	0.88		1.41	55
R3	20.62	0.15	(0.46)		(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)		3,657	1.52	1.49		0.79	55
R4	20.82	0.22	(0.47)		(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)		11,942	1.19	1.18		1.11	55
R5	20.95	0.28	(0.48)		(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)		2,487	0.90	0.88		1.41	55
Y	21.03	0.30	(0.49)		(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)		1,618	0.79	0.79		1.50	55

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05		$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%		$237,539	1.25%	1.25%		0.87%	74	%(18)
B	16.36	0.03	1.83		1.86	—	—	—	18.22	11.37		3,928	2.27	1.97		0.19	74	(18)
C	16.29	0.02	1.83		1.85	—	—	—	18.14	11.36		31,729	1.95	1.95		0.12	74	(18)
I	18.12	0.23	2.03		2.26	(0.13)	—	(0.13)	20.25	12.56		44,306	0.87	0.87		1.17	74	(18)
R3	18.50	0.13	2.05		2.18	(0.06)	—	(0.06)	20.62	11.84		4,528	1.53	1.47		0.63	74	(18)
R4	18.64	0.18	2.09		2.27	(0.09)	—	(0.09)	20.82	12.24		13,626	1.21	1.17		0.91	74	(18)
R5	18.76	0.24	2.10		2.34	(0.15)	—	(0.15)	20.95	12.52		2,735	0.88	0.85		1.15	74	(18)
Y	18.82	0.21	2.16		2.37	(0.16)	—	(0.16)	21.03	12.64		1,841	0.83	0.83		1.07	74	(18)

The accompanying notes are an integral part of these financial statements.

92

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Core Fund
For the Year Ended October 31, 2018
A	$14.13	$0.04	$0.10		$0.14	$(0.02)	$(0.60)	$(0.62)	$13.65	1.00%		$52,406	1.35%	1.29%		0.28%	68%
C	12.91	(0.06)	0.10		0.04	—	(0.60)	(0.60)	12.35	0.27		6,444	2.13	2.04		(0.44)	68
I	14.15	0.09	0.10		0.19	(0.06)	(0.60)	(0.66)	13.68	1.33		3,756	1.02	0.95		0.62	68
R3	14.50	0.03	0.09		0.12	—	(0.60)	(0.60)	14.02	0.82		529	1.62	1.43		0.18	68
R4	14.61	0.06	0.10		0.16	(0.01)	(0.60)	(0.61)	14.16	1.07		48	1.32	1.20		0.41	68
R5	14.63	0.10	0.10		0.20	(0.07)	(0.60)	(0.67)	14.16	1.39		36	1.02	0.90		0.71	68
R6(16)	13.99	0.05	0.11		0.16	—	—	—	14.15	1.14	(6)	10	0.91 (7)	0.84	(7)	0.47 (7)	68
Y	14.66	0.11	0.10		0.21	(0.12)	(0.60)	(0.72)	14.15	1.42		646	0.96	0.85		0.74	68
F	14.16	0.11	0.09		0.20	(0.08)	(0.60)	(0.68)	13.68	1.42		38,087	0.90	0.84		0.80	68

For the Year Ended October 31, 2017
A	$11.56	$0.04	$2.63		$2.67	$(0.10)	$—	$(0.10)	$14.13	23.19%		$53,057	1.28%	1.27%		0.32%	83%
C	10.58	(0.05)	2.40		2.35	(0.02)	—	(0.02)	12.91	22.24		11,081	2.03	2.01		(0.41)	83
I	11.58	0.08	2.63		2.71	(0.14)	—	(0.14)	14.15	23.53		3,225	1.01	1.00		0.60	83
R3	11.87	0.01	2.69		2.70	(0.07)	—	(0.07)	14.50	22.79		723	1.63	1.50		0.09	83
R4	11.94	0.05	2.70		2.75	(0.08)	—	(0.08)	14.61	23.11		113	1.36	1.20		0.36	83
R5	11.96	0.10	2.71		2.81	(0.14)	—	(0.14)	14.63	23.63		44	1.01	0.90		0.74	83
Y	12.00	0.11	2.71		2.82	(0.16)	—	(0.16)	14.66	23.58		1,242	0.86	0.85		0.78	83
F(5)	13.22	0.05	0.89		0.94	—	—	—	14.16	7.11	(6)	86,675	0.88 (7)	0.85	(7)	0.52 (7)	83

For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(19)	$(0.05)	$(0.02)	$(0.72)	$(0.74)	$11.56	(0.22)%		$46,270	1.35%	1.31	%(20)	0.85%	94%
B	11.58	0.01	(0.14	)(19)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)		798	2.25	2.06	(20)	0.10	94
C	11.43	0.01	(0.14	)(19)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)		10,410	2.08	2.06	(20)	0.11	94
I	12.38	0.13	(0.15	)(19)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05		2,582	1.01	1.00	(20)	1.17	94
R3	12.67	0.08	(0.16	)(19)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)		734	1.61	1.51	(20)	0.65	94
R4	12.72	0.11	(0.15	)(19)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)		267	1.30	1.21	(20)	0.96	94
R5	12.78	0.13	(0.14	)(19)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16		44	1.00	0.91	(20)	1.08	94
Y	12.77	0.16	(0.15	)(19)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31		110,028	0.88	0.86	(20)	1.36	94

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)		$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%	1.29%		0.85%	112%
B	13.12	0.01	(0.26)		(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28	2.05		0.12	112
C	12.96	0.01	(0.25)		(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14	2.04		0.10	112
I(11)	13.40	0.08	(1.10)		(1.02)	—	—	—	12.38	(7.61	)(6)	2,429	1.12 (7)	0.99	(7)	1.01 (7)	112
R3	14.21	0.09	(0.28)		(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70	1.50		0.64	112
R4	14.26	0.13	(0.27)		(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37	1.20		0.94	112
R5	14.32	0.17	(0.29)		(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06	0.90		1.23	112
Y	14.31	0.16	(0.27)		(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96	0.85		1.23	112

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11		$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%	1.30%		0.75%	116%
B	14.06	—	1.05		1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32	2.05		0.01	116
C	13.94	—	1.03		1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16	2.05		—	116
R3	15.10	0.07	1.14		1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70	1.50		0.53	116
R4	15.10	0.11	1.14		1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37	1.20		0.81	116
R5	15.16	0.16	1.14		1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05	0.90		1.14	116
Y	15.14	0.17	1.14		1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96	0.85		1.20	116

The accompanying notes are an integral part of these financial statements.

93

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2018
A	$57.24	$(0.33)	$1.03		$0.70	$—	$(2.74)	$(2.74)	$55.20	1.20%	$203,297	1.21%	1.20%	(0.56)%		66%
C	44.29	(0.55)	0.81		0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)		66
I	58.97	(0.10)	1.04		0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)		66
R3	56.89	(0.48)	1.03		0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)		66
R4	58.98	(0.31)	1.06		0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)		66
R5	61.26	(0.12)	1.08		0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)		66
R6	61.87	(0.09)	1.12		1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)		66
Y	61.93	(0.09)	1.10		1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)		66
F	59.06	(0.06)	1.04		0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)		66

For the Year Ended October 31, 2017
A	$44.55	$(0.25)	$13.25		$13.00	$—	$(0.31)	$(0.31)	$57.24	29.28%	$215,743	1.17%	1.16%	(0.48)%		56%
C	34.78	(0.48)	10.30		9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)		56
I	45.79	(0.18)	13.67		13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)		56
R3	44.42	(0.41)	13.19		12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)		56
R4	45.90	(0.26)	13.65		13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)		56
R5	47.52	(0.10)	14.15		14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)		56
R6	47.94	(0.06)	14.30		14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)		56
Y	48.00	(0.05)	14.29		14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)		56
F(5)	52.62	(0.09)	6.53		6.44	—	—	—	59.06	12.24 (6)	47,409	0.75 (7)	0.75 (7)	(0.24	)(7)	56

For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(19)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%		45%
B	39.35	(0.43)	0.05	(19)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)		45
C	39.03	(0.39)	0.07	(19)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)		45
I	49.68	(0.07)	0.11	(19)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)		45
R3	48.54	(0.30)	0.11	(19)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)		45
R4	49.87	(0.18)	0.14	(19)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)		45
R5	51.35	(0.04)	0.14	(19)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)		45
R6	51.73	(0.04)	0.18	(19)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)		45
Y	51.78	0.01	0.14	(19)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01		45

For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25		$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%		70%
B	40.12	(0.48)	1.83		1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)		70
C	39.77	(0.45)	1.83		1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)		70
I	49.55	(0.06)	2.31		2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)		70
R3	48.74	(0.36)	2.28		1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)		70
R4	49.86	(0.20)	2.33		2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)		70
R5	51.13	(0.05)	2.39		2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)		70
R6(9)	51.80	(0.02)	2.07		2.05	—	(2.12)	(2.12)	51.73	4.13 (6)	14	0.87 (7)	0.87 (7)	(0.05	)(7)	70
Y	51.49	0.01	2.40		2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02		70

For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36		$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%		61%
B	40.45	(0.54)	3.64		3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)		61
C	40.08	(0.49)	3.61		3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)		61
I	48.67	(0.12)	4.43		4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)		61
R3	48.17	(0.38)	4.38		4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)		61
R4	49.06	(0.25)	4.48		4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)		61
R5	50.07	(0.11)	4.60		4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)		61
Y	50.36	(0.05)	4.61		4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)		61

The accompanying notes are an integral part of these financial statements.

94

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Year Ended October 31, 2018
A	$20.34	$(0.20)	$2.06	$1.86	$—	$—	$—	$22.20	9.20%		$283,912	1.34%	1.33%		(0.87)%		104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34		11,729	2.12	2.10		(1.64)		104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45		28,540	1.07	1.05		(0.60)		104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92		16,386	1.63	1.55		(1.09)		104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25		15,295	1.32	1.25		(0.79)		104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58		2,678	1.03	0.95		(0.51)		104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66		144	0.91	0.90		(0.42)		104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66		35,351	0.92	0.90		(0.44)		104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63		115,365	0.91	0.90		(0.45)		104

For the Year Ended October 31, 2017
A	$15.74	$(0.12)	$4.72	$4.60	$—	$—	$—	$20.34	29.16%		$252,187	1.39%	1.37%		(0.64)%		109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19		26,529	2.12	2.10		(1.40)		109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40		28,052	1.49	1.15		(0.51)		109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91		23,932	1.63	1.55		(0.84)		109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29		23,080	1.32	1.25		(0.53)		109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67		3,263	1.06	0.95		(0.20)		109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75		78	1.07	0.90		(0.38)		109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70		33,040	0.94	0.90		(0.08)		109
F(5)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49	(6)	81,831	0.92 (7)	0.90	(7)	(0.38	)(7)	109

For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%		$262,618	1.45%	1.43	%(21)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)		862	2.46	2.17	(21)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)		25,586	2.14	2.14	(21)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)		41,881	1.24	1.18	(21)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)		29,662	1.62	1.58	(21)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)		27,834	1.31	1.28	(21)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)		5,283	1.00	0.97	(21)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		9	0.90	0.90	(21)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		98,620	0.90	0.90	(21)	(0.33)		81

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%	1.34%		(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30	2.13		(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04	2.04		(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11	1.11		(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54	1.54		(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24	1.24		(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97	0.95		(0.35)		96
R6(9)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(6)	9	0.91 (7)	0.90	(7)	(0.32	)(7)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85	0.85		(0.28)		96

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%		$355,056	1.34%	1.34%		(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61		4,730	2.29	2.15		(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70		38,351	2.05	2.05		(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78		60,425	1.10	1.10		(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27		60,124	1.55	1.55		(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62		66,353	1.25	1.25		(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95		7,585	0.97	0.95		(0.61)		92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08		337,933	0.85	0.85		(0.51)		92

The accompanying notes are an integral part of these financial statements.

95

Hartford Domestic Equity Funds

Financial Highlights – (continued)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes interest expense representing less than 0.005%.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(9)	Commenced operations on November 7, 2014.
(10)

Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(11)	Commenced operations on March 31, 2015.
(12)

Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(13)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(14)

During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

(15)

Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(16)	Commenced operations on February 28, 2018.
(17)

Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(18)

During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

(19)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(20)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(21)

Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

96

Hartford Domestic Equity Funds

Notes to Financial Statements

October 31, 2018

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty and eleven series, respectively, as of October 31, 2018. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Core Fund (the “Small Cap Core Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

Hartford Quality Value Fund (the “Quality Value Fund”) (formerly, The Hartford Value Opportunities Fund)

The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. As of October 31, 2018, Class T shares have not commenced operations. Each Fund, except the Healthcare Fund and the MidCap Value Fund, has registered for sale Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. The Small Cap Growth Fund is closed to new investors until further notice, subject to certain exceptions. For more information, please see the Fund’s prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Directors of each Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the

97

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment

98

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Level 3 Holdings on October 31, 2018

Quantitative Information about Level 3 Fair Value Measurements:

Capital Appreciation Fund
Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2018
Common Stock
Model	Price/Earnings	19.5x	$575,934
Model	EV/Revenue	2.1x to 4.0x	19,154,717
Model	EV/EBITDA	9.6x	8,004,647
Cost	Trade Price	$2.55 to $62.42	23,240,280

Escrows
Cost	Trade Price	$0.00 to $2.25	85,346

Preferred Stock
Model	EV/Revenue	1.4x to 8.0x	36,669,779
		8.4x	682,780
Model	EV/Gross Profit	5.67x	1,893,387
Cost	Trade Price	$10.00 to $62.42	146,024,677

Convertible Preferred Stock
Model	EV/Revenue	2.21x	857,565

Total			$237,189,112

Growth Opportunities Fund
Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2018
Common Stock
Model	Price/Earnings	19.5x	$7,949,654
Model	EV/Revenue	2.1x to 3.65x	6,028,410
Model	EV/EBITDA	9.6x	4,341,856
Cost	Trade Price	$2.55 to $62.42	33,990,741

Escrows
Cost	Trade Price	$0.00 to $2.25	892,602

Preferred Stock
Model	EV/Revenue	1.4x to 5.7x	34,795,496
Model	EV/EBITDA	8.4x	6,830,850
Model	EV/Gross Profit	5.67x	18,713,421
Cost	Trade Price	$30.00 to $62.42	138,057,794

Convertible Preferred Stock
Model	EV/Revenue	2.21x	8,324,179

Total			$259,925,003

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

99

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)

Disclosure Update and Simplification – Per the SEC Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within a Fund’s Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly.

100

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Below is the characterization of the Fund distributions for the year ended October 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the October 31, 2017 Annual Report:

	Distributions to Shareholders Year Ended October 31, 2017
	From net investment income
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Total
Capital Appreciation Fund	$(18,554,633)	$—	$—	$(8,757,228)	$(35,341)	$(166,664)	$(296,900)	$(420,762)	$(6,768,545)	$—	$(35,000,073)
Core Equity Fund	(3,527,518)	—	(235,322)	(6,401,540)	(165,124)	(849,831)	(990,163)	(366,134)	(2,413,822)	—	(14,949,454)
Dividend and Growth Fund	(53,680,402)	(38,321)	(3,668,554)	(29,614,949)	(880,994)	(2,029,112)	(2,074,751)	(91,181)	(19,585,547)	(14,230,080)	(125,893,891)
Equity Income Fund	(28,164,442)	(44,441)	(4,324,510)	(22,637,647)	(743,081)	(1,319,227)	(1,412,247)	(454,428)	(5,652,098)	(4,370,699)	(69,122,820)
Growth Opportunities Fund	—	—	—	—	—	—	—	—	—	—	—
Healthcare Fund	—	—	—	—	—	—	—	—	—	—	—
MidCap Fund	—	—	—	—	—	—	—	—	—	—	—
MidCap Value Fund	(40,847)	—	—	(389,629)	—	(3,233)	(34,448)	—	(323,233)	—	(791,390)
Quality Value Fund	(1,408,024)	—	(44,777)	(246,529)	(11,182)	(66,121)	(20,935)	—	(10,432)	—	(1,808,000)
Small Cap Core Fund	(418,020)	—	(21,501)	(35,368)	(4,536)	(1,224)	(538)	—	(1,227,713)	—	(1,708,900)
Small Cap Growth Fund	—	—	—	—	—	—	—	—	—	—	—
Small Company Fund	—	—	—	—	—	—	—	—	—	—	—

	From net realized gain on investments
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Total
Capital Appreciation Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Core Equity Fund	(5,505,410)	(6,015)	(2,521,878)	(6,453,928)	(317,464)	(1,152,776)	(983,894)	(310,597)	(2,232,681)	—	(19,484,643)
Dividend and Growth Fund	(113,791,717)	(614,270)	(14,797,009)	(59,660,201)	(2,521,370)	(4,411,249)	(3,430,344)	(99,463)	(46,293,833)	—	(245,619,456)
Equity Income Fund	(53,965,806)	(210,931)	(14,894,522)	(34,072,574)	(1,833,700)	(2,505,878)	(2,278,275)	(480,971)	(12,244,468)	—	(122,487,125)
Growth Opportunities Fund	(63,089,307)	(198,896)	(21,586,491)	(60,579,338)	(1,730,026)	(2,508,474)	(290,570)	(44,153)	(8,011,998)	—	(158,039,253)
Healthcare Fund	(69,929,000)	(212,371)	(27,701,127)	(19,440,293)	(4,038,027)	(3,354,329)	(447,294)	—	(4,374,439)	—	(129,496,880)
MidCap Fund	(64,829,511)	(713,743)	(25,554,276)	(63,591,553)	(2,100,323)	(4,670,316)	(5,615,946)	(763,492)	(41,187,648)	—	(209,026,808)
MidCap Value Fund	(17,858,964)	(52,454)	(3,017,301)	(7,495,690)	(766,406)	(865,144)	(677,060)	—	(5,047,633)	—	(35,780,652)
Quality Value Fund	(1,476,132)	(5,882)	(204,689)	(167,555)	(20,360)	(69,171)	(15,279)	—	(6,912)	—	(1,965,980)
Small Cap Core Fund	—	—	—	—	—	—	—	—	—	—	—
Small Cap Growth Fund	(1,339,813)	(4,904)	(315,082)	(905,289)	(86,418)	(438,392)	(655,380)	(26,101)	(1,848,510)	—	(5,619,889)
Small Company Fund	—	—	—	—	—	—	—	—	—	—	—

Below is the Undistributed (Distribution in excess of) Net Investment Income for the year ended October 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the October 31, 2017 Annual Report:

Fund	Undistributed (Distribution in excess of) Net Investment Income
Capital Appreciation Fund	$46,205,063
Core Equity Fund	26,675,513
Dividend and Growth Fund	14,005,139
Equity Income Fund	4,726,229
Growth Opportunities Fund	(3,981,896)
Healthcare Fund	(1,829,064)
MidCap Fund	(483,804)
MidCap Value Fund	309,256
Quality Value Fund	2,674,409
Small Cap Core Fund	406,199
Small Cap Growth Fund	—
Small Company Fund	(3,413,489)

3.	Securities and Other Investments:

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and

101

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2018, Quality Value Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2018, Capital Appreciation Fund, Core Equity Fund and Small Cap Core Fund had used Futures Contracts.

c)	Additional Derivative Instrument Information:

Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$1,993,236	$—	$—	$1,993,236

Total	$—	$—	$—	$1,993,236	$—	$—	$1,993,236

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(1,513,252)	$—	$—	$(1,513,252)

Total	$—	$—	$—	$(1,513,252)	$—	$—	$(1,513,252)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(1,993,236)	$—	$—	$(1,993,236)

Total	$—	$—	$—	$(1,993,236)	$—	$—	$(1,993,236)

102

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	784

Core Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$4,075,762	$—	$—	$4,075,762

Total	$—	$—	$—	$4,075,762	$—	$—	$4,075,762

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$606,809	$—	$—	$606,809

Total	$—	$—	$—	$606,809	$—	$—	$606,809

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(4,075,762)	$—	$—	$(4,075,762)

Total	$—	$—	$—	$(4,075,762)	$—	$—	$(4,075,762)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	319

Quality Value Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$150,252	$—	$—	$—	$—	$150,252

Total	$—	$150,252	$—	$—	$—	$—	$150,252

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(134,557)	$—	$—	$—	$—	$(134,557)

Total	$—	$(134,557)	$—	$—	$—	$—	$(134,557)

103

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$4,546,332
Foreign Currency Contracts Sold at Contract Amount	$4,696,585

Small Cap Core Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$—	$—	$548	$548

Total	$—	$—	$—	$—	$—	$548	$548

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	25

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at a Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2018:

Capital Appreciation Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(1,993,236)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(1,993,236)

Derivatives not subject to a MNA	—	1,993,236

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Core Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(4,075,762)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(4,075,762)

Derivatives not subject to a MNA	—	4,075,762

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

104

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2018. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

105

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2018 and October 31, 2017 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Capital Appreciation Fund	$495,689,708	$616,632,480	$35,000,073	$—
Core Equity Fund	62,326,139	53,245,177	14,949,454	19,484,643
Dividend and Growth Fund	174,669,622	756,670,295	125,893,891	245,619,456
Equity Income Fund	80,074,856	215,191,421	68,684,829	122,925,116
Growth Opportunities Fund	114,845,467	287,898,865	—	158,039,253
Healthcare Fund	16,867,179	59,657,697	—	129,496,880
MidCap Fund	62,275,642	400,812,276	—	209,026,808
MidCap Value Fund	714,158	17,090,726	694,296	35,877,746
Quality Value Fund	9,640,019	3,129,110	3,773,980	—
Small Cap Core Fund	599,875	6,583,376	1,708,900	—
Small Cap Growth Fund	5,463,339	55,299,983	—	5,619,889
Small Company Fund	—	—	—	—

As of October 31, 2018, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary and Post Oct Capital Loss Deferrals	Unrealized Appreciation on Investments	Total Accumulated Earnings
Capital Appreciation Fund	$441,270,099	$620,900,083	$—	$85,237,701	$1,147,407,883
Core Equity Fund	39,489,945	127,777,558	—	610,616,259	777,883,762
Dividend and Growth Fund	13,505,368	751,888,353	—	1,902,697,965	2,668,091,686
Equity Income Fund	14,111,819	297,024,850	—	709,761,151	1,020,897,820
Growth Opportunities Fund	346,078,132	723,597,890	—	281,768,519	1,351,444,541
Healthcare Fund	—	102,046,794	(5,109,572)	149,229,199	246,166,421
MidCap Fund	94,743,434	1,219,259,189	—	1,429,528,917	2,743,531,540
MidCap Value Fund	5,689,417	64,581,281	—	5,716,232	75,986,930
Quality Value Fund	9,553,872	8,744,943	—	1,881,149	20,179,964
Small Cap Core Fund	3,012,182	22,181,048	—	7,791,220	32,984,450
Small Cap Growth Fund	58,498,289	162,889,030	—	52,792,861	274,180,180
Small Company Fund	10,753,021	78,731,563	—	22,792,663	112,277,247

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration of capital loss carryforwards, write-off of net operating losses and nondeductible expenses from partnership investments. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2018, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation Fund	$(53,385)	$53,385
Equity Income Fund	(1)	1
Growth Opportunities Fund	558,042	(558,042)
Healthcare Fund	(1,015,049)	1,015,049
MidCap Fund	1	(1)
Small Cap Growth Fund	1	(1)
Small Company Fund	(3,695)	3,695

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2018 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals, mark-to-market adjustments on futures and PFICs, partnership adjustments and adjustments related to non-taxable

106

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Capital Appreciation Fund	$7,145,367,611	$524,175,416	$(438,743,219)	$85,432,197
Core Equity Fund	2,846,087,121	696,124,105	(85,507,846)	610,616,259
Dividend and Growth Fund	6,322,504,975	2,090,296,713	(187,598,748)	1,902,697,965
Equity Income Fund	3,432,576,076	837,730,111	(127,876,626)	709,853,485
Growth Opportunities Fund	4,458,200,713	543,657,959	(261,845,362)	281,812,597
Healthcare Fund	1,296,086,353	301,473,325	(152,242,108)	149,231,217
MidCap Fund	10,899,587,636	1,930,729,301	(501,200,384)	1,429,528,917
MidCap Value Fund	633,276,434	59,262,392	(53,544,574)	5,717,818
Quality Value Fund	281,675,604	17,284,891	(15,397,235)	1,887,656
Small Cap Core Fund	99,608,806	16,449,441	(8,658,221)	7,791,220
Small Cap Growth Fund	1,072,144,873	141,646,867	(88,854,006)	52,792,861
Small Company Fund	500,224,876	58,151,325	(35,358,662)	22,792,663

f)	Capital Loss Carryforward – The Funds had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

During the year ended October 31, 2018, the Small Company Fund utilized prior year capital loss carryforwards of $7,507,209.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2018, the following Fund elected to defer Late-Year Ordinary Losses:

Fund	Amount
Healthcare Fund	$5,109,572

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of October 31, 2018, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2018; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

107

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Fund	Management Fee Rates

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion

Small Cap Core Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

From November 1, 2017 through August 31, 2018, the Funds identified below paid the rates set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Fund’s average daily net assets.

Fund	Management Fee Rates
Quality Value Fund	0.5500% on first $250 million and;
0.4500% on next $250 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion

108

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Fund	Management Fee Rates

Small Cap Core Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Capital Appreciation Fund, Growth Opportunities Fund and Small Company Fund
Average Daily Net Assets	Annual Fees
First $3.5 billion and;	0.022%
Next $3.5 billion and	0.018%
Amount Over $7 billion	0.015%

Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund, Small Cap Core Fund and Small Cap Growth Fund
Average Daily Net Assets	Annual Fees
First $3.5 billion and;	0.018%
Next $3.5 billion and	0.014%
Amount Over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by a Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2018, HFMC contractually limited the total operating expenses, (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), through February 29, 2020 for the Quality Value Fund and Small Cap Core Fund and through February 28, 2019 for the Small Company Fund as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Core Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%

From November 1, 2017 through February 28, 2018, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.29%	N/A	1.04%	1.40%	1.10%	0.80%	0.75%	N/A	0.75%
Core Equity Fund	0.79%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%	0.45%
Dividend and Growth Fund	1.25%	N/A	1.00%	1.35%	1.05%	0.75%	0.70%	N/A	0.70%
Equity Income Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	N/A	1.00%	0.95%
MidCap Fund	1.37%	N/A	0.87%	1.50%	1.20%	0.90%	0.85%	N/A	0.85%
MidCap Value Fund	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	N/A	0.90%	0.85%

From November 1, 2017 through August 31, 2018, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	1.05%	1.80%	0.79%	1.35%	1.05%	0.75%	0.65%	0.70%	0.65%
Small Cap Core Fund	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%	0.85%	0.85%

109

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2018, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.06%	1.80%	0.78%	1.41%	1.10%	0.80%	0.70%	0.71%	0.70%
Core Equity Fund	0.74%	1.48%	0.47%	1.10%	0.76%	0.49%	0.39%	0.42%	0.39%
Dividend and Growth Fund	0.99%	1.75%	0.73%	1.35%	1.04%	0.74%	0.64%	0.68%	0.64%
Equity Income Fund	1.00%	1.75%	0.74%	1.36%	1.06%	0.76%	0.66%	0.70%	0.65%
Growth Opportunities Fund	1.11%	1.85%	0.84%	1.45%	1.15%	0.86%	0.75%	0.78%	0.75%
Healthcare Fund	1.28%	2.02%	1.00%	1.61%	1.30%	1.02%	N/A	0.92%	0.90%
MidCap Fund	1.10%	1.85%	0.82%	1.46%	1.15%	0.85%	0.75%	0.78%	0.75%
MidCap Value Fund	1.22%	1.97%	0.89%	1.52%	1.22%	0.91%	N/A	0.86%	0.80%
Quality Value Fund	1.03%	1.79%	0.69%	1.30%	1.01%	0.72%	0.59%	0.66%	0.60%
Small Cap Core Fund	1.29%	2.04%	0.95%	1.43%	1.20%	0.90%	0.84%	0.85%	0.84%
Small Cap Growth Fund	1.20%	1.88%	0.82%	1.47%	1.15%	0.85%	0.75%	0.79%	0.75%
Small Company Fund	1.33%	2.10%	1.05%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2018, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$1,842,547	$18,780
Core Equity Fund	1,364,593	20,774
Dividend and Growth Fund	3,039,020	29,398
Equity Income Fund	1,647,795	20,741
Growth Opportunities Fund	2,598,850	40,966
Healthcare Fund	804,107	12,610
MidCap Fund	5,063,707	73,441
MidCap Value Fund	610,345	7,962
Quality Value Fund	62,086	942
Small Cap Core Fund	58,746	534
Small Cap Growth Fund	65,922	892
Small Company Fund	537,252	4,839

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2018, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

110

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

f)

Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2018, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$17,911
Core Equity Fund	7,214
Dividend and Growth Fund	18,469
Equity Income Fund	9,486
Growth Opportunities Fund	10,646
Healthcare Fund	3,293
MidCap Fund	24,314
MidCap Value Fund	1,527
Quality Value Fund	628
Small Cap Core Fund	295
Small Cap Growth Fund	2,797
Small Company Fund	1,108

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%*
Class Y	0.06%
Class R3	0.02%
Class R4	0.02%
Class R5	0.02%
Class R6	0.004%**
Class F	0.004%**

*	For the period March 1, 2018 through February 28, 2019, the Specified Amount for the MidCap Fund Class I is equal to 0.12% of average daily net assets.
**	For the period November 1, 2017 through February 28, 2018, the Specified Amount for Class F and Class R6 was equal to 0.00% of average daily net assets.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2018, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.12%	0.11%	0.09%	0.02%	0.01%	0.01%	0.00%	0.01%	0.00%
Core Equity Fund	0.11%	0.10%	0.09%	0.01%	0.00%	0.00%	0.00%	0.03%	0.00%
Dividend and Growth Fund	0.10%	0.12%	0.09%	0.01%	0.00%	0.00%	0.00%	0.04%	0.00%
Equity Income Fund	0.09%	0.09%	0.09%	0.01%	0.00%	0.00%	0.00%	0.05%	0.00%
Growth Opportunities Fund	0.12%	0.11%	0.09%	0.01%	0.00%	0.01%	0.00%	0.04%	0.00%
Healthcare Fund	0.13%	0.13%	0.10%	0.01%	0.01%	0.02%	N/A	0.02%	0.00%
MidCap Fund	0.11%	0.11%	0.08%	0.02%	0.01%	0.00%	0.00%	0.03%	0.00%
MidCap Value Fund	0.17%	0.18%	0.10%	0.02%	0.02%	0.01%	N/A	0.06%	0.00%
Quality Value Fund	0.18%	0.19%	0.09%	0.02%	0.02%	0.02%	0.00%	0.05%	0.00%
Small Cap Core Fund	0.19%	0.22%	0.12%	0.02%	0.02%	0.02%	0.00%	0.06%	0.00%
Small Cap Growth Fund	0.21%	0.13%	0.07%	0.02%	0.01%	0.00%	0.00%	0.04%	0.00%
Small Company Fund	0.18%	0.21%	0.15%	0.02%	0.01%	0.02%	0.00%	0.01%	0.00%

111

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Administrative services fees for third-party recordkeeping services were payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees were accrued daily and paid monthly.

8.	Securities Lending:

A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

At October 31, 2018, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)(3)
Capital Appreciation Fund	$40,701,404	$42,409,117	$929,079
Growth Opportunities Fund	52,889,567	50,639,843	—
Healthcare Fund	14,298,996	14,720,638	—
MidCap Fund	33,723,481	35,575,880	—
MidCap Value Fund	7,470,050	7,463,725	—
Quality Value Fund	1,365,609	1,392,402	—
Small Cap Core Fund	5,145,758	5,335,128	—
Small Cap Growth Fund	33,887,559	34,163,032	—
Small Company Fund	3,992,250	4,135,186	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of Assets and Liabilities.

(3)	U.S. Government securities

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Capital Appreciation Fund
Securities Lending Transactions(1)
Common Stocks	$42,409,117	$—	$—	$—	$42,409,117

Total Borrowings	$42,409,117	$—	$—	$—	$42,409,117

Gross amount of recognized liabilities for securities lending transactions					$42,409,117

Growth Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$50,639,843	$—	$—	$—	$50,639,843

Total Borrowings	$50,639,843	$—	$—	$—	$50,639,843

Gross amount of recognized liabilities for securities lending transactions					$50,639,843

Healthcare Fund
Securities Lending Transactions(1)
Common Stocks	$14,720,638	$—	$—	$—	$14,720,638

Total Borrowings	$14,720,638	$—	$—	$—	$14,720,638

Gross amount of recognized liabilities for securities lending transactions					$14,720,638

112

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
MidCap Fund
Securities Lending Transactions(1)
Common Stocks	$35,575,880	$—	$—	$—	$35,575,880

Total Borrowings	$35,575,880	$—	$—	$—	$35,575,880

Gross amount of recognized liabilities for securities lending transactions					$35,575,880

MidCap Value Fund
Securities Lending Transactions(1)
Common Stocks	$7,463,725	$—	$—	$—	$7,463,725

Total Borrowings	$7,463,725	$—	$—	$—	$7,463,725

Gross amount of recognized liabilities for securities lending transactions					$7,463,725

Quality Value Fund
Securities Lending Transactions(1)
Common Stocks	$1,392,402	$—	$—	$—	$1,392,402

Total Borrowings	$1,392,402	$—	$—	$—	$1,392,402

Gross amount of recognized liabilities for securities lending transactions					$1,392,402

Small Cap Core Fund
Securities Lending Transactions(1)
Common Stocks	$5,335,128	$—	$—	$—	$5,335,128

Total Borrowings	$5,335,128	$—	$—	$—	$5,335,128

Gross amount of recognized liabilities for securities lending transactions					$5,335,128

Small Cap Growth Fund
Securities Lending Transactions(1)
Common Stocks	$5,646,579	$—	$—	$—	$5,646,579
Exchange-Traded Funds	28,516,453	—	—	—	28,516,453

Total	$34,163,032	$—	$—	$—	$34,163,032

Total Borrowings	$34,163,032	$—	$—	$—	$34,163,032

Gross amount of recognized liabilities for securities lending transactions					$34,163,032

Small Company Fund
Securities Lending Transactions(1)
Common Stocks	$4,135,186	$—	$—	$—	$4,135,186

Total Borrowings	$4,135,186	$—	$—	$—	$4,135,186

Gross amount of recognized liabilities for securities lending transactions					$4,135,186

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

9.	Affiliate Holdings:

As of October 31, 2018, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	—	—	—	—	—	—	100%	—	—
Small Cap Core Fund	—	—	—	—	—	30%	100%	—	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Quality Value Fund	—	—	—	—	—	—		—	%*	—	—
Small Cap Core Fund	—	—	—	—	—	—	%*	—	%*	—	—

*	Percentage rounds to zero.

113

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

As of October 31, 2018, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	7%
Core Equity Fund	9%
Dividend and Growth Fund	11%
Equity Income Fund	7%
Growth Opportunities Fund	2%
MidCap Fund	1%
MidCap Value Fund	2%
Quality Value Fund	27%
Small Cap Core Fund	36%
Small Cap Growth Fund	3%
Small Company Fund	2%

*	As of October 31, 2018, affiliated funds of funds invest in Class F shares.

10.	Investment Transactions:

For the year ended October 31, 2018, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$8,429,959,993	$9,704,031,188	$—	$—	$8,429,959,993	$9,704,031,188
Core Equity Fund	728,427,388	820,267,936	—	—	728,427,388	820,267,936
Dividend and Growth Fund	2,565,323,831	3,043,395,182	—	—	2,565,323,831	3,043,395,182
Equity Income Fund	918,438,135	997,140,525	—	—	918,438,135	997,140,525
Growth Opportunities Fund	5,982,152,434	6,447,599,374	—	—	5,982,152,434	6,447,599,374
Healthcare Fund	397,387,841	548,644,867	—	—	397,387,841	548,644,867
MidCap Fund	5,974,326,103	4,343,109,616	—	—	5,974,326,103	4,343,109,616
MidCap Value Fund	337,961,072	349,229,675	—	—	337,961,072	349,229,675
Quality Value Fund	287,512,311	243,424,794	—	—	287,512,311	243,424,794
Small Cap Core Fund	84,371,115	141,159,555	—	—	84,371,115	141,159,555
Small Cap Growth Fund	831,227,663	1,096,426,096	—	—	831,227,663	1,096,426,096
Small Company Fund	522,564,036	557,071,918	—	—	522,564,036	557,071,918

11.	Capital Share Transactions:

The following information is for the year ended October 31, 2018, and the year ended October 31, 2017:

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	18,627,905	$720,223,487	5,164,744	$199,564,635
Shares Issued for Reinvested Dividends	15,585,296	588,452,604	507,266	18,099,252
Shares Redeemed	(19,213,364)	(759,184,210)	(29,369,647)	(1,122,236,727)
Shares converted (from) Class B into Class A	—	—	282,295	10,753,786

Net Increase (Decrease)	14,999,837	549,491,881	(23,415,342)	(893,819,054)

Class B(1)
Shares Sold	—	$—	2,300	$65,083
Shares Redeemed	—	—	(1,795,155)	(54,270,939)
Shares converted (from) Class B into Class A	—	—	(357,168)	(10,753,786)

Net Increase (Decrease)	—	—	(2,150,023)	(64,959,642)

Class C
Shares Sold	1,048,144	$31,974,203	908,134	$28,017,263
Shares Issued for Reinvested Dividends	6,297,825	184,217,448	—	—
Shares Redeemed	(29,715,951)	(896,575,354)	(15,083,624)	(466,301,561)

Net Increase (Decrease)	(22,369,982)	(680,383,703)	(14,175,490)	(438,284,298)

114

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Capital Appreciation Fund – (continued)
Class I
Shares Sold	3,910,878	$155,382,910	9,308,674	$354,461,267
Shares Issued for Reinvested Dividends	2,472,959	93,848,576	153,309	5,480,799
Shares Redeemed	(7,218,834)	(285,577,373)	(24,689,916)	(969,853,607)

Net Increase (Decrease)	(834,997)	(36,345,887)	(15,227,933)	(609,911,541)

Class R3
Shares Sold	137,040	$5,957,109	188,350	$7,888,682
Shares Issued for Reinvested Dividends	206,300	8,536,924	903	35,017
Shares Redeemed	(513,386)	(22,360,490)	(1,301,876)	(55,969,755)

Net Increase (Decrease)	(170,046)	(7,866,457)	(1,112,623)	(48,046,056)

Class R4
Shares Sold	186,985	$8,374,964	182,457	$7,838,732
Shares Issued for Reinvested Dividends	187,519	8,012,830	3,902	155,319
Shares Redeemed	(764,944)	(33,903,987)	(1,209,564)	(52,802,020)

Net Increase (Decrease)	(390,440)	(17,516,193)	(1,023,205)	(44,807,969)

Class R5
Shares Sold	82,585	$3,732,482	88,767	$3,891,401
Shares Issued for Reinvested Dividends	108,386	4,727,927	7,344	296,900
Shares Redeemed	(261,803)	(11,949,550)	(408,257)	(18,431,296)

Net Increase (Decrease)	(70,832)	(3,489,141)	(312,146)	(14,242,995)

Class R6
Shares Sold	101,194	$4,624,485	172,552	$7,637,461
Shares Issued for Reinvested Dividends	192,898	8,465,656	10,361	420,762
Shares Redeemed	(151,907)	(6,938,017)	(174,485)	(7,600,286)

Net Increase (Decrease)	142,185	6,152,124	8,428	457,937

Class Y
Shares Sold	693,026	$32,164,734	616,188	$27,346,222
Shares Issued for Reinvested Dividends	477,638	20,953,067	163,226	6,628,619
Shares Redeemed	(1,043,499)	(48,018,245)	(20,784,055)	(900,206,015)

Net Increase (Decrease)	127,165	5,099,556	(20,004,641)	(866,231,174)

Class F(2)
Shares Sold	1,570,142	$62,543,993	29,236,396	$1,151,502,668
Shares Issued for Reinvested Dividends	2,834,969	107,657,480	—	—
Shares Redeemed	(7,542,627)	(297,884,938)	(2,991,743)	(121,863,993)

Net Increase (Decrease)	(3,137,516)	(127,683,465)	26,244,653	1,029,638,675

Total Net Increase (Decrease)	(11,704,626)	$(312,541,285)	(51,168,322)	$(1,950,206,117)

Core Equity Fund
Class A
Shares Sold	6,126,880	$186,510,085	6,877,120	$177,410,250
Shares Issued for Reinvested Dividends	734,490	21,375,055	349,387	8,648,822
Shares Redeemed	(6,920,178)	(209,143,476)	(14,587,496)	(377,270,813)
Shares converted (from) Class B into Class A	—	—	11,129	288,606

Net Increase (Decrease)	(58,808)	(1,258,336)	(7,349,860)	(190,923,135)

Class B(1)
Shares Sold	—	$—	1,681	$38,519
Shares Issued for Reinvested Dividends	—	—	246	5,618
Shares Redeemed	—	—	(24,689)	(590,151)
Shares converted (from) Class B into Class A	—	—	(12,082)	(288,606)

Net Increase (Decrease)	—	—	(34,844)	(834,620)

Class C
Shares Sold	1,710,493	$47,235,025	3,092,901	$73,214,800
Shares Issued for Reinvested Dividends	350,318	9,320,524	111,839	2,548,878
Shares Redeemed	(3,541,926)	(97,989,819)	(3,900,683)	(94,369,709)

Net Increase (Decrease)	(1,481,115)	(41,434,270)	(695,943)	(18,606,031)

Class I
Shares Sold	13,072,789	$396,887,616	24,471,971	$634,386,720
Shares Issued for Reinvested Dividends	1,162,130	33,875,872	466,285	11,551,575
Shares Redeemed	(11,227,452)	(338,823,716)	(21,911,918)	(582,031,354)

Net Increase (Decrease)	3,007,467	91,939,772	3,026,338	63,906,941

115

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Core Equity Fund – (continued)
Class R3
Shares Sold	207,064	$6,289,388	687,599	$17,930,343
Shares Issued for Reinvested Dividends	40,040	1,179,524	17,369	435,797
Shares Redeemed	(598,704)	(18,364,395)	(703,290)	(19,052,243)

Net Increase (Decrease)	(351,600)	(10,895,483)	1,678	(686,103)

Class R4
Shares Sold	622,611	$19,301,039	2,308,019	$61,308,610
Shares Issued for Reinvested Dividends	181,518	5,432,028	72,386	1,842,045
Shares Redeemed	(2,022,499)	(62,643,003)	(2,381,438)	(64,035,846)

Net Increase (Decrease)	(1,218,370)	(37,909,936)	(1,033)	(885,191)

Class R5
Shares Sold	2,247,746	$68,256,158	4,555,617	$121,521,470
Shares Issued for Reinvested Dividends	221,366	6,500,244	76,727	1,914,623
Shares Redeemed	(2,532,507)	(76,084,368)	(3,012,271)	(80,384,422)

Net Increase (Decrease)	(63,395)	(1,327,966)	1,620,073	43,051,671

Class R6
Shares Sold	1,801,311	$54,771,612	3,299,315	$88,189,693
Shares Issued for Reinvested Dividends	145,967	4,302,198	19,786	495,139
Shares Redeemed	(1,253,498)	(38,957,594)	(547,508)	(14,602,257)

Net Increase (Decrease)	693,780	20,116,216	2,771,593	74,082,575

Class Y
Shares Sold	3,788,002	$115,773,056	6,810,460	$178,822,552
Shares Issued for Reinvested Dividends	189,251	5,580,138	183,198	4,587,881
Shares Redeemed	(2,029,036)	(61,771,039)	(13,499,651)	(354,549,899)

Net Increase (Decrease)	1,948,217	59,582,155	(6,505,993)	(171,139,466)

Class F(2)
Shares Sold	4,595,725	$139,606,491	23,060,446	$616,539,970
Shares Issued for Reinvested Dividends	773,606	22,560,533	—	—
Shares Redeemed	(4,825,438)	(145,935,601)	(2,624,299)	(72,276,638)

Net Increase (Decrease)	543,893	16,231,423	20,436,147	544,263,332

Total Net Increase (Decrease)	3,020,069	$95,043,575	13,268,156	$342,229,973

Dividend and Growth Fund
Class A
Shares Sold	12,487,323	$326,156,465	9,406,473	$239,603,744
Shares Issued for Reinvested Dividends	15,040,346	388,531,155	6,609,069	165,504,244
Shares Redeemed	(21,964,648)	(577,481,273)	(33,457,545)	(853,350,313)
Shares converted (from) Class B into Class A	—	—	156,717	3,986,328

Net Increase (Decrease)	5,563,021	137,206,347	(17,285,286)	(444,255,997)

Class B(1)
Shares Sold	—	$—	6,611	$160,158
Shares Issued for Reinvested Dividends	—	—	26,339	640,073
Shares Redeemed	—	—	(728,752)	(18,177,973)
Shares converted (from) Class B into Class A	—	—	(159,746)	(3,986,328)

Net Increase (Decrease)	—	—	(855,548)	(21,364,070)

Class C
Shares Sold	1,045,131	$26,546,753	1,526,866	$37,758,000
Shares Issued for Reinvested Dividends	1,845,692	46,024,991	733,319	17,721,103
Shares Redeemed	(10,581,892)	(266,750,872)	(4,560,902)	(113,200,797)

Net Increase (Decrease)	(7,691,069)	(194,179,128)	(2,300,717)	(57,721,694)

Class I
Shares Sold	8,212,320	$214,582,901	22,711,325	$575,025,744
Shares Issued for Reinvested Dividends	3,244,516	83,455,551	3,509,936	87,344,338
Shares Redeemed	(6,587,672)	(172,489,960)	(73,965,598)	(1,916,415,484)

Net Increase (Decrease)	4,869,164	125,548,492	(47,744,337)	(1,254,045,402)

Class R3
Shares Sold	521,930	$14,025,931	476,879	$12,365,032
Shares Issued for Reinvested Dividends	307,181	8,034,183	129,613	3,274,287
Shares Redeemed	(806,690)	(21,481,715)	(1,171,747)	(30,225,539)

Net Increase (Decrease)	22,421	578,399	(565,255)	(14,586,220)

116

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Dividend and Growth Fund – (continued)
Class R4
Shares Sold	961,975	$25,805,384	1,048,989	$27,157,243
Shares Issued for Reinvested Dividends	431,814	11,371,284	189,657	4,832,188
Shares Redeemed	(1,459,422)	(39,314,657)	(1,859,423)	(48,565,965)

Net Increase (Decrease)	(65,633)	(2,137,989)	(620,777)	(16,576,534)

Class R5
Shares Sold	2,346,568	$62,962,468	1,670,231	$43,601,599
Shares Issued for Reinvested Dividends	192,818	5,102,053	74,807	1,917,718
Shares Redeemed	(1,674,914)	(45,252,539)	(1,371,926)	(35,926,493)

Net Increase (Decrease)	864,472	22,811,982	373,112	9,592,824

Class R6
Shares Sold	3,017,132	$82,759,681	308,471	$8,275,471
Shares Issued for Reinvested Dividends	80,479	2,134,094	7,374	190,644
Shares Redeemed	(639,176)	(16,937,047)	(48,898)	(1,292,812)

Net Increase (Decrease)	2,458,435	67,956,728	266,947	7,173,303

Class Y
Shares Sold	6,731,729	$180,558,797	5,294,644	$137,592,186
Shares Issued for Reinvested Dividends	2,507,887	66,367,057	2,550,115	64,996,504
Shares Redeemed	(7,326,785)	(198,852,639)	(47,201,188)	(1,219,161,737)

Net Increase (Decrease)	1,912,831	48,073,215	(39,356,429)	(1,016,573,047)

Class F(2)
Shares Sold	14,299,165	$372,356,271	101,125,809	$2,608,518,662
Shares Issued for Reinvested Dividends	11,425,655	293,726,913	538,488	14,226,973
Shares Redeemed	(18,153,837)	(477,146,616)	(7,589,523)	(200,677,712)

Net Increase (Decrease)	7,570,983	188,936,568	94,074,774	2,422,067,923

Total Net Increase (Decrease)	15,504,625	$394,794,614	(14,013,516)	$(386,288,914)

Equity Income Fund
Class A
Shares Sold	7,054,185	$141,208,042	8,403,580	$161,195,307
Shares Issued for Reinvested Dividends	5,387,109	108,873,865	4,285,070	80,818,246
Shares Redeemed	(16,310,108)	(330,513,136)	(24,327,550)	(467,454,825)
Shares converted (from) Class B into Class A	—	—	21,985	423,077

Net Increase (Decrease)	(3,868,814)	(80,431,229)	(11,616,915)	(225,018,195)

Class B(1)
Shares Sold	—	$—	5,337	$100,412
Shares Issued for Reinvested Dividends	—	—	13,448	251,332
Shares Redeemed	—	—	(381,867)	(7,338,943)
Shares converted (from) Class B into Class A	—	—	(21,949)	(423,077)

Net Increase (Decrease)	—	—	(385,031)	(7,410,276)

Class C
Shares Sold	1,496,750	$30,142,193	2,808,623	$53,538,119
Shares Issued for Reinvested Dividends	1,234,724	24,850,317	932,758	17,411,255
Shares Redeemed	(7,456,596)	(148,401,415)	(7,190,047)	(138,047,727)

Net Increase (Decrease)	(4,725,122)	(93,408,905)	(3,448,666)	(67,098,353)

Class I
Shares Sold	17,491,443	$350,784,723	31,250,865	$595,058,009
Shares Issued for Reinvested Dividends	3,652,614	73,362,106	2,808,344	52,835,318
Shares Redeemed	(15,229,423)	(305,556,437)	(33,964,623)	(659,327,896)

Net Increase (Decrease)	5,914,634	118,590,392	94,586	(11,434,569)

Class R3
Shares Sold	296,916	$5,984,389	531,088	$10,210,060
Shares Issued for Reinvested Dividends	167,506	3,391,169	132,731	2,499,715
Shares Redeemed	(828,311)	(16,803,967)	(930,203)	(17,912,523)

Net Increase (Decrease)	(363,889)	(7,428,409)	(266,384)	(5,202,748)

Class R4
Shares Sold	642,122	$13,016,169	964,266	$18,489,393
Shares Issued for Reinvested Dividends	205,009	4,153,860	164,717	3,115,559
Shares Redeemed	(1,072,897)	(21,756,093)	(1,539,631)	(30,095,419)

Net Increase (Decrease)	(225,766)	(4,586,064)	(410,648)	(8,490,467)

117

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Equity Income Fund – (continued)
Class R5
Shares Sold	1,070,828	$21,909,354	1,701,067	$32,866,093
Shares Issued for Reinvested Dividends	237,336	4,829,360	167,094	3,180,486
Shares Redeemed	(1,231,998)	(25,045,790)	(1,479,877)	(28,637,778)

Net Increase (Decrease)	76,166	1,692,924	388,284	7,408,801

Class R6
Shares Sold	624,797	$12,755,320	715,110	$13,915,010
Shares Issued for Reinvested Dividends	109,860	2,239,099	48,750	935,399
Shares Redeemed	(355,527)	(7,261,890)	(160,586)	(3,114,915)

Net Increase (Decrease)	379,130	7,732,529	603,274	11,735,494

Class Y
Shares Sold	3,235,467	$66,523,295	3,778,525	$73,177,367
Shares Issued for Reinvested Dividends	473,849	9,676,818	927,390	17,574,208
Shares Redeemed	(3,349,092)	(68,094,590)	(19,204,433)	(370,857,274)

Net Increase (Decrease)	360,224	8,105,523	(14,498,518)	(280,105,699)

Class F(2)
Shares Sold	11,490,117	$230,763,902	36,866,158	$717,901,361
Shares Issued for Reinvested Dividends	2,529,103	50,774,813	219,018	4,367,703
Shares Redeemed	(6,712,436)	(135,242,319)	(4,234,308)	(84,664,754)

Net Increase (Decrease)	7,306,784	146,296,396	32,850,868	637,604,310

Total Net Increase (Decrease)	4,853,347	$96,563,157	3,310,850	$51,988,298

Growth Opportunities Fund
Class A
Shares Sold	5,430,832	$258,227,081	3,786,546	$152,275,039
Shares Issued for Reinvested Dividends	3,585,086	153,656,799	1,678,214	60,969,478
Shares Redeemed	(6,592,860)	(310,460,365)	(10,464,860)	(415,353,408)
Shares converted (from) Class B into Class A	—	—	39,130	1,549,917

Net Increase (Decrease)	2,423,058	101,423,515	(4,960,970)	(200,558,974)

Class B(1)
Shares Sold	—	$—	2,876	$74,624
Shares Issued for Reinvested Dividends	—	—	7,857	191,007
Shares Redeemed	—	—	(117,588)	(3,098,656)
Shares converted (from) Class B into Class A	—	—	(58,564)	(1,549,917)

Net Increase (Decrease)	—	—	(165,419)	(4,382,942)

Class C
Shares Sold	2,202,102	$67,142,214	1,902,689	$51,671,101
Shares Issued for Reinvested Dividends	1,594,478	44,007,584	707,455	17,438,762
Shares Redeemed	(6,076,031)	(184,287,489)	(5,516,994)	(149,100,056)

Net Increase (Decrease)	(2,279,451)	(73,137,691)	(2,906,850)	(79,990,193)

Class I
Shares Sold	8,710,241	$433,216,495	15,194,160	$627,027,761
Shares Issued for Reinvested Dividends	2,290,426	102,404,963	1,326,210	49,984,840
Shares Redeemed	(8,315,111)	(406,512,937)	(28,586,698)	(1,203,380,014)

Net Increase (Decrease)	2,685,556	129,108,521	(12,066,328)	(526,367,413)

Class R3
Shares Sold	234,644	$11,070,881	320,461	$12,874,925
Shares Issued for Reinvested Dividends	87,601	3,772,966	42,995	1,574,477
Shares Redeemed	(325,309)	(15,295,005)	(575,554)	(23,442,500)

Net Increase (Decrease)	(3,064)	(451,158)	(212,098)	(8,993,098)

Class R4
Shares Sold	228,630	$11,414,684	385,791	$16,187,830
Shares Issued for Reinvested Dividends	129,500	5,853,389	59,832	2,283,784
Shares Redeemed	(398,588)	(19,861,217)	(596,058)	(24,627,911)

Net Increase (Decrease)	(40,458)	(2,593,144)	(150,435)	(6,156,297)

Class R5
Shares Sold	135,790	$7,029,897	201,223	$8,781,745
Shares Issued for Reinvested Dividends	27,599	1,298,270	7,360	290,570
Shares Redeemed	(101,488)	(5,319,310)	(242,717)	(9,955,430)

Net Increase (Decrease)	61,901	3,008,857	(34,134)	(883,115)

118

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Growth Opportunities Fund – (continued)
Class R6
Shares Sold	157,464	$8,754,701	87,020	$3,950,813
Shares Issued for Reinvested Dividends	8,512	405,519	1,106	44,153
Shares Redeemed	(19,778)	(1,033,651)	(21,525)	(990,377)

Net Increase (Decrease)	146,198	8,126,569	66,601	3,004,589

Class Y
Shares Sold	928,873	$50,217,143	1,117,085	$47,820,329
Shares Issued for Reinvested Dividends	163,706	7,802,221	199,509	7,966,405
Shares Redeemed	(651,865)	(34,204,480)	(4,865,340)	(209,753,919)

Net Increase (Decrease)	440,714	23,814,884	(3,548,746)	(153,967,185)

Class F(2)
Shares Sold	2,463,128	$122,119,125	13,955,194	$610,317,522
Shares Issued for Reinvested Dividends	1,101,002	49,269,862	—	—
Shares Redeemed	(8,053,486)	(408,108,047)	(1,112,423)	(50,339,486)

Net Increase (Decrease)	(4,489,356)	(236,719,060)	12,842,771	559,978,036

Total Net Increase (Decrease)	(1,054,902)	$(47,418,707)	(11,135,608)	$(418,316,592)

Healthcare Fund
Class A
Shares Sold	2,816,061	$101,549,420	3,074,854	$100,887,347
Shares Issued for Reinvested Dividends	1,019,295	34,248,296	2,347,488	68,382,316
Shares Redeemed	(4,495,546)	(158,895,113)	(9,393,281)	(307,692,504)
Shares converted (from) Class B into Class A	—	—	24,466	796,183

Net Increase (Decrease)	(660,190)	(23,097,397)	(3,946,473)	(137,626,658)

Class B(1)
Shares Sold	—	$—	1,129	$29,236
Shares Issued for Reinvested Dividends	—	—	8,049	194,533
Shares Redeemed	—	—	(58,076)	(1,579,703)
Shares converted (from) Class B into Class A	—	—	(29,513)	(796,183)

Net Increase (Decrease)	—	—	(78,411)	(2,152,117)

Class C
Shares Sold	496,990	$14,452,310	1,050,428	$28,789,815
Shares Issued for Reinvested Dividends	515,465	14,185,595	1,069,525	25,989,463
Shares Redeemed	(3,680,023)	(107,962,485)	(3,373,379)	(91,836,342)

Net Increase (Decrease)	(2,667,568)	(79,324,580)	(1,253,426)	(37,057,064)

Class I
Shares Sold	3,388,340	$126,092,031	5,543,576	$194,876,518
Shares Issued for Reinvested Dividends	437,685	15,410,892	575,267	17,470,853
Shares Redeemed	(2,974,436)	(110,211,280)	(3,570,688)	(120,202,602)

Net Increase (Decrease)	851,589	31,291,643	2,548,155	92,144,769

Class R3
Shares Sold	179,019	$6,531,072	329,683	$11,316,377
Shares Issued for Reinvested Dividends	61,276	2,120,778	131,335	3,947,936
Shares Redeemed	(425,831)	(15,473,486)	(568,086)	(19,214,710)

Net Increase (Decrease)	(185,536)	(6,821,636)	(107,068)	(3,950,397)

Class R4
Shares Sold	288,491	$11,080,389	350,340	$12,572,614
Shares Issued for Reinvested Dividends	41,923	1,520,963	101,102	3,168,538
Shares Redeemed	(416,190)	(15,933,796)	(649,864)	(22,817,530)

Net Increase (Decrease)	(85,776)	(3,332,444)	(198,422)	(7,076,378)

Class R5
Shares Sold	130,251	$5,340,435	86,704	$3,274,565
Shares Issued for Reinvested Dividends	6,075	229,927	9,563	311,079
Shares Redeemed	(112,959)	(4,488,405)	(75,813)	(2,749,264)

Net Increase (Decrease)	23,367	1,081,957	20,454	836,380

Class Y
Shares Sold	431,226	$17,308,437	1,344,937	$50,839,290
Shares Issued for Reinvested Dividends	52,897	2,024,914	132,970	4,369,410
Shares Redeemed	(283,402)	(11,401,142)	(1,812,466)	(71,708,676)

Net Increase (Decrease)	200,721	7,932,209	(334,559)	(16,499,976)

119

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Healthcare Fund – (continued)
Class F(2)
Shares Sold	450,646	$16,664,894	1,709,750	$63,723,276
Shares Issued for Reinvested Dividends	86,244	3,039,229	—	—
Shares Redeemed	(128,688)	(4,746,404)	(16,854)	(621,096)

Net Increase (Decrease)	408,202	14,957,719	1,692,896	63,102,180

Total Net Increase (Decrease)	(2,115,191)	$(57,312,529)	(1,656,854)	$(48,279,261)

MidCap Fund
Class A
Shares Sold	15,229,089	$479,864,863	13,697,861	$370,849,897
Shares Issued for Reinvested Dividends	3,795,999	113,272,618	2,511,944	64,205,299
Shares Redeemed	(14,462,445)	(460,231,010)	(18,730,943)	(508,094,045)
Shares converted (from) Class B into Class A	—	—	94,997	2,574,498

Net Increase (Decrease)	4,562,643	132,906,471	(2,426,141)	(70,464,351)

Class B(1)
Shares Sold	—	$—	11,351	$219,440
Shares Issued for Reinvested Dividends	—	—	38,251	708,784
Shares Redeemed	—	—	(864,193)	(16,939,943)
Shares converted (from) Class B into Class A	—	—	(131,381)	(2,574,498)

Net Increase (Decrease)	—	—	(945,972)	(18,586,217)

Class C
Shares Sold	6,174,307	$145,020,804	6,608,478	$134,048,058
Shares Issued for Reinvested Dividends	1,974,728	43,246,546	1,276,316	24,518,038
Shares Redeemed	(13,281,900)	(303,779,827)	(9,415,920)	(192,766,826)

Net Increase (Decrease)	(5,132,865)	(115,512,477)	(1,531,126)	(34,200,730)

Class I
Shares Sold	51,031,220	$1,672,961,497	71,231,631	$1,972,759,538
Shares Issued for Reinvested Dividends	4,404,777	134,962,369	2,379,669	62,204,544
Shares Redeemed	(33,111,717)	(1,073,279,042)	(46,940,022)	(1,327,210,662)

Net Increase (Decrease)	22,324,280	734,644,824	26,671,278	707,753,420

Class R3
Shares Sold	1,019,743	$35,935,089	880,433	$26,778,547
Shares Issued for Reinvested Dividends	112,130	3,722,725	71,833	2,040,045
Shares Redeemed	(743,549)	(26,222,686)	(926,904)	(28,010,282)

Net Increase (Decrease)	388,324	13,435,128	25,362	808,310

Class R4
Shares Sold	3,152,179	$116,185,148	3,535,831	$111,752,961
Shares Issued for Reinvested Dividends	291,588	10,027,716	143,218	4,193,429
Shares Redeemed	(2,657,782)	(97,308,099)	(2,074,108)	(64,808,643)

Net Increase (Decrease)	785,985	28,904,765	1,604,941	51,137,747

Class R5
Shares Sold	5,438,327	$205,456,983	5,047,179	$164,141,302
Shares Issued for Reinvested Dividends	353,078	12,442,452	182,387	5,451,117
Shares Redeemed	(2,628,190)	(98,094,631)	(2,077,360)	(66,613,294)

Net Increase (Decrease)	3,163,215	119,804,804	3,152,206	102,979,125

Class R6
Shares Sold	19,650,032	$747,342,388	11,749,683	$393,959,257
Shares Issued for Reinvested Dividends	533,890	18,985,122	25,348	763,492
Shares Redeemed	(3,937,273)	(149,786,078)	(691,316)	(23,217,389)

Net Increase (Decrease)	16,246,649	616,541,432	11,083,715	371,505,360

Class Y
Shares Sold	20,799,108	$797,758,811	18,114,176	$581,578,429
Shares Issued for Reinvested Dividends	1,504,227	53,460,224	1,233,268	37,146,030
Shares Redeemed	(19,868,421)	(736,585,618)	(20,282,059)	(650,749,214)

Net Increase (Decrease)	2,434,914	114,633,417	(934,615)	(32,024,755)

Class F(2)
Shares Sold	21,922,976	$713,934,685	41,832,015	$1,185,184,129
Shares Issued for Reinvested Dividends	1,741,235	53,403,678	—	—
Shares Redeemed	(10,385,273)	(339,921,754)	(1,869,804)	(55,225,730)

Net Increase (Decrease)	13,278,938	427,416,609	39,962,211	1,129,958,399

Total Net Increase (Decrease)	58,052,083	$2,072,774,973	76,661,859	$2,208,866,308

120

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
MidCap Value Fund
Class A
Shares Sold	3,127,684	$48,813,047	4,154,128	$61,296,764
Shares Issued for Reinvested Dividends	463,385	7,173,200	1,230,848	17,736,292
Shares Redeemed	(2,646,647)	(41,733,967)	(4,358,872)	(64,279,058)
Shares converted (from) Class B into Class A	—	—	17,268	252,991

Net Increase (Decrease)	944,422	14,252,280	1,043,372	15,006,989

Class B(1)
Shares Sold	—	$—	3,033	$37,324
Shares Issued for Reinvested Dividends	—	—	4,279	51,900
Shares Redeemed	—	—	(40,156)	(496,814)
Shares converted (from) Class B into Class A	—	—	(20,548)	(252,991)

Net Increase (Decrease)	—	—	(53,392)	(660,581)

Class C
Shares Sold	222,446	$2,911,223	435,278	$5,397,575
Shares Issued for Reinvested Dividends	80,495	1,032,748	239,720	2,898,214
Shares Redeemed	(1,534,250)	(19,407,687)	(971,515)	(12,065,234)

Net Increase (Decrease)	(1,231,309)	(15,463,716)	(296,517)	(3,769,445)

Class I
Shares Sold	552,664	$8,792,174	7,668,101	$113,347,001
Shares Issued for Reinvested Dividends	66,767	1,040,897	537,204	7,802,361
Shares Redeemed	(1,015,843)	(16,140,564)	(11,348,437)	(168,768,887)

Net Increase (Decrease)	(396,412)	(6,307,493)	(3,143,132)	(47,619,525)

Class R3
Shares Sold	75,953	$1,256,452	177,173	$2,748,016
Shares Issued for Reinvested Dividends	16,486	268,227	46,905	711,084
Shares Redeemed	(192,290)	(3,197,956)	(273,623)	(4,261,223)

Net Increase (Decrease)	(99,851)	(1,673,277)	(49,545)	(802,123)

Class R4
Shares Sold	124,104	$2,096,722	161,482	$2,531,111
Shares Issued for Reinvested Dividends	16,176	267,868	50,007	769,092
Shares Redeemed	(149,407)	(2,527,098)	(358,311)	(5,595,671)

Net Increase (Decrease)	(9,127)	(162,508)	(146,822)	(2,295,468)

Class R5
Shares Sold	105,272	$1,798,408	442,137	$6,996,338
Shares Issued for Reinvested Dividends	11,409	191,481	30,139	469,074
Shares Redeemed	(281,733)	(4,803,813)	(448,120)	(7,330,484)

Net Increase (Decrease)	(165,052)	(2,813,924)	24,156	134,928

Class Y
Shares Sold	348,742	$6,063,658	908,779	$14,411,608
Shares Issued for Reinvested Dividends	41,401	697,132	344,028	5,370,790
Shares Redeemed	(1,348,747)	(22,829,991)	(4,881,032)	(77,562,637)

Net Increase (Decrease)	(958,604)	(16,069,201)	(3,628,225)	(57,780,239)

Class F(2)
Shares Sold	6,696,887	$106,408,840	17,748,783	$264,648,905
Shares Issued for Reinvested Dividends	441,070	6,902,315	—	—
Shares Redeemed	(5,066,647)	(81,143,838)	(2,602,305)	(39,328,617)

Net Increase (Decrease)	2,071,310	32,167,317	15,146,478	225,320,288

Total Net Increase (Decrease)	155,377	$3,929,478	8,896,373	$127,534,824

Quality Value Fund
Class A
Shares Sold	505,087	$10,381,769	740,990	$14,477,157
Shares Issued for Reinvested Dividends	401,915	8,210,264	147,708	2,849,514
Shares Redeemed	(1,478,660)	(30,431,153)	(2,564,249)	(50,412,115)
Shares converted (from) Class B into Class A	—	—	11,584	226,808

Net Increase (Decrease)	(571,658)	(11,839,120)	(1,663,967)	(32,858,636)

121

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Quality Value Fund – (continued)
Class B(1)
Shares Sold	—	$—	199	$3,376
Shares Issued for Reinvested Dividends	—	—	315	5,331
Shares Redeemed	—	—	(31,546)	(541,218)
Shares converted (from) Class B into Class A	—	—	(13,222)	(226,808)

Net Increase (Decrease)	—	—	(44,254)	(759,319)

Class C
Shares Sold	54,734	$966,801	100,952	$1,707,157
Shares Issued for Reinvested Dividends	50,041	876,084	13,295	222,182
Shares Redeemed	(723,415)	(12,761,532)	(396,747)	(6,787,375)

Net Increase (Decrease)	(618,640)	(10,918,647)	(282,500)	(4,858,036)

Class I
Shares Sold	119,419	$2,435,718	849,351	$16,387,611
Shares Issued for Reinvested Dividends	28,248	569,900	17,965	341,942
Shares Redeemed	(260,204)	(5,290,718)	(1,177,438)	(22,883,629)

Net Increase (Decrease)	(112,537)	(2,285,100)	(310,122)	(6,154,076)

Class R3
Shares Sold	7,767	$161,342	20,088	$395,021
Shares Issued for Reinvested Dividends	2,430	50,174	1,578	30,815
Shares Redeemed	(27,123)	(563,901)	(105,280)	(2,092,530)

Net Increase (Decrease)	(16,926)	(352,385)	(83,614)	(1,666,694)

Class R4
Shares Sold	58,437	$1,239,154	84,984	$1,703,670
Shares Issued for Reinvested Dividends	14,925	312,076	5,048	99,579
Shares Redeemed	(140,160)	(2,976,078)	(205,285)	(4,198,871)

Net Increase (Decrease)	(66,798)	(1,424,848)	(115,253)	(2,395,622)

Class R5
Shares Sold	24,598	$514,350	3,417	$68,429
Shares Issued for Reinvested Dividends	1,109	23,373	1,824	36,215
Shares Redeemed	(24,077)	(525,126)	(92,022)	(1,870,015)

Net Increase (Decrease)	1,630	12,597	(86,781)	(1,765,371)

Class R6(3)
Shares Sold	476	$10,000	—	$—

Net Increase (Decrease)	476	10,000	—	—

Class Y
Shares Sold	30,977	$668,736	23,452	$478,821
Shares Issued for Reinvested Dividends	2,536	53,600	872	17,344
Shares Redeemed	(54,129)	(1,132,320)	(20,279)	(418,554)

Net Increase (Decrease)	(20,616)	(409,984)	4,045	77,611

Class F(2)
Shares Sold	4,026,210	$82,806,066	637,440	$12,493,812
Shares Issued for Reinvested Dividends	113,052	2,280,455	—	—
Shares Redeemed	(264,077)	(5,415,483)	(43,736)	(870,521)

Net Increase (Decrease)	3,875,185	79,671,038	593,704	11,623,291

Total Net Increase (Decrease)	2,470,116	$52,463,551	(1,988,742)	$(38,756,852)

Small Cap Core Fund
Class A
Shares Sold	501,586	$7,095,178	603,467	$7,986,312
Shares Issued for Reinvested Dividends	167,649	2,291,007	31,473	413,874
Shares Redeemed	(584,728)	(8,306,972)	(904,594)	(11,990,349)
Shares converted (from) Class B into Class A	—	—	24,211	320,549

Net Increase (Decrease)	84,507	1,079,213	(245,443)	(3,269,614)

Class B(1)
Shares Sold	—	$—	1,728	$21,326
Shares Redeemed	—	—	(50,117)	(613,352)
Shares converted (from) Class B into Class A	—	—	(26,012)	(320,549)

Net Increase (Decrease)	—	—	(74,401)	(912,575)

122

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Small Cap Core Fund – (continued)
Class C
Shares Sold	65,529	$865,667	155,494	$1,884,290
Shares Issued for Reinvested Dividends	40,074	497,721	1,705	20,614
Shares Redeemed	(442,129)	(5,637,431)	(282,619)	(3,440,589)

Net Increase (Decrease)	(336,526)	(4,274,043)	(125,420)	(1,535,685)

Class I
Shares Sold	114,901	$1,655,287	209,790	$2,773,800
Shares Issued for Reinvested Dividends	10,068	137,932	2,520	33,089
Shares Redeemed	(78,404)	(1,122,083)	(207,226)	(2,719,085)

Net Increase (Decrease)	46,565	671,136	5,084	87,804

Class R3
Shares Sold	21,367	$312,233	38,613	$522,043
Shares Issued for Reinvested Dividends	1,103	15,477	332	4,489
Shares Redeemed	(34,579)	(501,272)	(50,928)	(696,323)

Net Increase (Decrease)	(12,109)	(173,562)	(11,983)	(169,791)

Class R4
Shares Sold	900	$13,135	5,133	$69,769
Shares Issued for Reinvested Dividends	114	1,619	31	424
Shares Redeemed	(5,359)	(80,859)	(19,791)	(270,731)

Net Increase (Decrease)	(4,345)	(66,105)	(14,627)	(200,538)

Class R5
Shares Issued for Reinvested Dividends	144	$2,044	40	$538
Shares Redeemed	(649)	(9,287)	(722)	(9,853)

Net Increase (Decrease)	(505)	(7,243)	(682)	(9,315)

Class R6(3)
Shares Sold	715	$10,000	—	$—

Net Increase (Decrease)	715	10,000	—	—

Class Y
Shares Sold	3,238	$47,858	21,281	$291,830
Shares Issued for Reinvested Dividends	4,305	61,224	90,273	1,227,713
Shares Redeemed	(46,582)	(673,505)	(9,199,056)	(124,660,345)

Net Increase (Decrease)	(39,039)	(564,423)	(9,087,502)	(123,140,802)

Class F(2)
Shares Sold	58,899	$834,996	7,809,069	$102,078,229
Shares Issued for Reinvested Dividends	301,115	4,128,469	—	—
Shares Redeemed	(3,698,310)	(52,129,544)	(1,686,931)	(22,569,363)

Net Increase (Decrease)	(3,338,296)	(47,166,079)	6,122,138	79,508,866

Total Net Increase (Decrease)	(3,599,033)	$(50,491,106)	(3,432,836)	$(49,641,650)

Small Cap Growth Fund
Class A
Shares Sold	211,044	$12,246,181	100,620	$5,180,193
Shares Issued for Reinvested Dividends	181,627	10,053,030	26,841	1,327,268
Shares Redeemed	(478,877)	(28,211,959)	(804,016)	(41,597,654)
Shares converted (from) Class B into Class A	—	—	7,156	367,725

Net Increase (Decrease)	(86,206)	(5,912,748)	(669,399)	(34,722,468)

Class B(1)
Shares Issued for Reinvested Dividends	—	$—	122	$4,725
Shares Redeemed	—	—	(8,259)	(333,556)
Shares converted (from) Class B into Class A	—	—	(9,147)	(367,725)

Net Increase (Decrease)	—	—	(17,284)	(696,556)

Class C
Shares Sold	18,189	$821,537	27,810	$1,120,166
Shares Issued for Reinvested Dividends	50,584	2,132,627	7,807	300,558
Shares Redeemed	(338,387)	(14,918,173)	(297,822)	(11,918,718)

Net Increase (Decrease)	(269,614)	(11,964,009)	(262,205)	(10,497,994)

Class I
Shares Sold	1,423,742	$86,221,035	5,453,731	$299,210,797
Shares Issued for Reinvested Dividends	342,617	19,573,702	16,891	858,892
Shares Redeemed	(4,791,619)	(295,297,396)	(1,193,851)	(63,798,790)

Net Increase (Decrease)	(3,025,260)	(189,502,659)	4,276,771	236,270,899

123

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Small Cap Growth Fund – (continued)
Class R3
Shares Sold	59,892	$3,502,644	58,580	$3,036,375
Shares Issued for Reinvested Dividends	9,890	543,634	1,359	66,948
Shares Redeemed	(81,883)	(4,842,381)	(92,422)	(4,735,061)

Net Increase (Decrease)	(12,101)	(796,103)	(32,483)	(1,631,738)

Class R4
Shares Sold	364,952	$22,208,659	313,584	$16,719,576
Shares Issued for Reinvested Dividends	47,349	2,704,153	6,795	346,216
Shares Redeemed	(493,751)	(30,080,314)	(470,437)	(25,234,337)

Net Increase (Decrease)	(81,450)	(5,167,502)	(150,058)	(8,168,545)

Class R5
Shares Sold	347,713	$21,980,130	447,938	$24,812,770
Shares Issued for Reinvested Dividends	76,411	4,542,635	11,272	594,913
Shares Redeemed	(767,974)	(48,541,480)	(670,155)	(36,975,735)

Net Increase (Decrease)	(343,850)	(22,018,715)	(210,945)	(11,568,052)

Class R6
Shares Sold	686,094	$43,112,203	106,553	$6,160,560
Shares Issued for Reinvested Dividends	8,749	525,615	490	26,101
Shares Redeemed	(130,097)	(8,374,078)	(20,716)	(1,157,686)

Net Increase (Decrease)	564,746	35,263,740	86,327	5,028,975

Class Y
Shares Sold	1,232,771	$79,909,898	2,205,196	$126,004,854
Shares Issued for Reinvested Dividends	270,638	16,276,162	33,845	1,804,980
Shares Redeemed	(1,530,091)	(96,766,636)	(2,314,871)	(128,364,257)

Net Increase (Decrease)	(26,682)	(580,576)	(75,830)	(554,423)

Class F(2)
Shares Sold	169,138	$10,226,392	1,204,782	$64,154,318
Shares Issued for Reinvested Dividends	32,992	1,887,827	—	—
Shares Redeemed	(167,224)	(10,322,892)	(402,000)	(22,598,067)

Net Increase (Decrease)	34,906	1,791,327	802,782	41,556,251

Total Net Increase (Decrease)	(3,245,511)	$(198,887,245)	3,747,676	$215,016,349

Small Company Fund
Class A
Shares Sold	2,270,419	$52,377,812	1,966,446	$35,474,634
Shares Redeemed	(1,882,550)	(42,324,435)	(6,261,787)	(110,500,761)
Shares converted (from) Class B into Class A	—	—	16,712	298,785

Net Increase (Decrease)	387,869	10,053,377	(4,278,629)	(74,727,342)

Class B(1)
Shares Sold	—	$—	447	$5,791
Shares Redeemed	—	—	(51,933)	(683,587)
Shares converted (from) Class B into Class A	—	—	(22,710)	(298,785)

Net Increase (Decrease)	—	—	(74,196)	(976,581)

Class C
Shares Sold	161,175	$2,756,489	140,709	$1,850,290
Shares Redeemed	(1,216,758)	(20,246,713)	(562,765)	(7,472,545)

Net Increase (Decrease)	(1,055,583)	(17,490,224)	(422,056)	(5,622,255)

Class I
Shares Sold	281,342	$6,659,139	3,320,787	$61,901,911
Shares Redeemed	(374,450)	(8,896,291)	(4,551,187)	(87,638,838)

Net Increase (Decrease)	(93,108)	(2,237,152)	(1,230,400)	(25,736,927)

Class R3
Shares Sold	110,367	$2,749,385	160,921	$3,168,983
Shares Redeemed	(514,678)	(12,245,254)	(811,923)	(16,507,208)

Net Increase (Decrease)	(404,311)	(9,495,869)	(651,002)	(13,338,225)

Class R4
Shares Sold	121,401	$3,118,999	204,560	$4,233,718
Shares Redeemed	(513,859)	(13,147,683)	(762,765)	(16,070,712)

Net Increase (Decrease)	(392,458)	(10,028,684)	(558,205)	(11,836,994)

124

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Small Company Fund – (continued)
Class R5
Shares Sold	47,038	$1,261,080	54,051	$1,152,007
Shares Redeemed	(80,902)	(2,111,795)	(202,264)	(4,423,749)

Net Increase (Decrease)	(33,864)	(850,715)	(148,213)	(3,271,742)

Class R6
Shares Sold	3,290	$101,310	2,693	$62,566
Shares Redeemed	(1,132)	(30,923)	(6)	(150)

Net Increase (Decrease)	2,158	70,387	2,687	62,416

Class Y
Shares Sold	239,418	$6,832,724	234,876	$5,126,932
Shares Redeemed	(271,716)	(7,590,782)	(4,088,378)	(89,018,580)

Net Increase (Decrease)	(32,298)	(758,058)	(3,853,502)	(83,891,648)

Class F(2)
Shares Sold	2,020,773	$47,724,426	3,973,412	$77,874,954
Shares Redeemed	(922,181)	(22,313,407)	(130,794)	(2,675,069)

Net Increase (Decrease)	1,098,592	25,411,019	3,842,618	75,199,885

Total Net Increase (Decrease)	(523,003)	$(5,325,919)	(7,370,898)	$(144,139,413)

(1)	Any remaining Class B shares converted to Class A shares on September 19, 2017.
(2)	Inception date of class was February 28, 2017.
(3)	Inception date of class was February 28, 2018.

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $400 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended October 31, 2018, none of the Funds had borrowings under this facility.

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of the Funds’ early adoption of these provisions was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

125

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

15.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent event requiring financial statement disclosure has been identified.

Effective November 1, 2018, the Small Cap Core Fund changed its name (now known as Hartford Small Cap Value Fund), principal investment strategy, portfolio manager and benchmark. The information in this report is as of October 31, 2018 and therefore, does not reflect any of these changes. For more information, please see the Small Cap Core Fund’s most recent prospectus.

126

Report of Independent Registered Public Accounting Firm

To the Shareholders of

The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, Hartford Small Cap Core Fund, The Hartford Small Cap Growth Fund, The Hartford Small Company Fund and the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (three of the funds constituting The Hartford Mutual Funds II, Inc.) (all funds listed above collectively referred to as the “Funds”) (The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. collectively referred to as the “Companies”), including the schedules of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting The Hartford Mutual Funds, Inc. and three of the funds constituting The Hartford Mutual Funds II, Inc.) at October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Companies in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Companies are not required to have, nor were we engaged to perform, audits of the Companies’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 28, 2018

127

Hartford Domestic Equity Funds

Directors and Officers (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a, “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2018. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	83	None

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	83	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	83	None

DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	83	None

128

Hartford Domestic Equity Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served until June 2013. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. and served until July 2018. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director until August 2010. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	83	None

PHILLIP O. PETERSON (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	83	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	83	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

129

Hartford Domestic Equity Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	83	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017

Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC

(2009 – 2016); Chief Operating Officer at Avicenna Capital Management (2007 – 2009); and Chief Financial Officer at Steeple Capital LP (2005 – 2007).

				N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

130

Hartford Domestic Equity Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as President (since April 2018), Chief Executive Officer (since April 2018) and Executive Vice President (since December 2013) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is a Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014 – 2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO and is the Head of Operations of HASCO. Ms. Quade also serves as Vice President of HFD and HFMG (since December 2013). From February 2018 to May 14, 2018, Ms. Quade served as Treasurer of each Company. Formerly, Ms. Quade served as Director, Enterprise Operations of Hartford Life Insurance Company from April 2012 through December 2013. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.

(4)	For The Hartford Mutual Funds, Inc.
(5)	For The Hartford Mutual Funds II, Inc.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

131

Hartford Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

132

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Quality Value Fund

Hartford Small Cap Core Fund (Effective November 1, 2018, the Fund’s name changed to Hartford Small Cap Value Fund.)

The Hartford Small Cap Growth Fund

The Hartford Small Company Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 7-8, 2018, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF and HMF II, on behalf of each of their respective funds listed above (each a “Fund” and collectively, the “Funds”) except for The Hartford Healthcare Fund and The Hartford Small Company Fund, and Hartford Funds Management Company, LLC (“HFMC”); (ii) the continuation of a separate investment management agreement by and between HMF, on behalf of The Hartford Healthcare Fund and The Hartford Small Company Fund, and HFMC (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of each of HMF and HMF II, as applicable.

In the months preceding the August 7-8, 2018 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 19-20, 2018 and August 7-8, 2018. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 19-20, 2018 and August 7-8, 2018 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified

133

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC and not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

134

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 19-20, 2018 and August 7-8, 2018 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board noted that HFMC had no other clients with investment strategies similar to those of the Funds. The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered any differences between the Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for the Hartford Small Cap Core Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

135

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, based on a fee structure approved by the Board at its August 2017 meeting and implemented at the commencement of the fiscal year on November 1, 2017. The Board noted that, under this fee structure, the Funds pay HASCO a fee equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the Fund’s gross performance.

The Hartford Capital Appreciation Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period and in line with its benchmark for the 5-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy. The Board also noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Core Equity Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Dividend and Growth Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

136

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

The Hartford Equity Income Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

The Hartford Growth Opportunities Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group.

The Hartford Healthcare Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

The Hartford MidCap Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class I Shares of the Fund have a contractual transfer agency fee cap of 0.12%, which resulted in HASCO reimbursing the Fund for certain expenses.

The Hartford MidCap Value Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Quality Value Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s investment objective and principal investment strategy.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2017. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.05%, which resulted in HFMC reimbursing the Fund for certain expenses. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which will be implemented on September 1, 2018.

137

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Small Cap Core Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team and principal investment strategy.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.30%, which resulted in HFMC reimbursing the Fund for certain expenses. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which will be implemented on September 1, 2018.

The Hartford Small Cap Growth Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period. The Board noted upcoming changes to the Fund’s portfolio management team and principal investment strategy.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

The Hartford Small Company Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. The Board noted recent and upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.40%.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

138

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes: a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2018), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex R, LLC; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Hartford International Asset Management Company Limited; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2018

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-DE18    12/18    208761    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2017 through October 31, 2018.

Market Review

Despite a volatile year, during the 12 months ended October 31, 2018, U.S. stocks, as measured by the S&P 500 Index,1 saw positive returns. During this period, the S&P

500 Index had a 7.35% return.

As of the end of September 2018, there were more than 35 days in 2018 when the S&P 500 Index closed 1% higher or lower than the previous day, which is more than triple the number of 1% swings experienced in all of 2017. Rising interest rates, inflation anxiety, and concerns surrounding U.S. tariffs and trade policies have all contributed to the return of market volatility.

Throughout 2018, the U.S. Federal Reserve (Fed) continued its cycle of interest-rate increases. At the end of October 2018, short-term rates ranged from 2% to 2.25%. At the time of this writing, expectations were for a continued gradual increase through the end of this calendar year and into next. Central banks overseas are also beginning to unwind their accommodative policies by raising interest rates, which may impact global markets.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. For example, protectionist U.S. trade policies have sparked concern and uncertainty among some investors.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford International/Global Equity Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Emerging Markets Equity Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	Since Inception[1]
Class A2	-13.61%	1.42%	-0.22%
Class A3	-18.36%	0.28%	-0.98%
Class C2	-14.32%	0.69%	-0.94%
Class C3	-15.17%	0.69%	-0.94%
Class I2	-13.30%	1.81%	0.15%
Class R3[2]	-13.89%	1.19%	-0.46%
Class R4[2]	-13.57%	1.45%	-0.19%
Class R5[2]	-13.43%	1.65%	0.04%
Class R6[2]	-13.21%	1.87%	-18.07%
Class Y2	-13.32%	1.85%	0.21%
Class F2	-13.30%	1.86%	0.18%
MSCI Emerging Markets Index (Net)	-12.52%	0.78%	-0.25%

[1]	Inception: 5/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to 5/7/15 reflects when the Fund pursued a modified investment strategy.

Operating Expenses*	Gross	Net
Class A	1.69%	1.46%
Class C	2.44%	2.21%
Class I	1.30%	1.21%
Class R3	1.91%	1.71%
Class R4	1.61%	1.46%
Class R5	1.31%	1.16%
Class R6	1.19%	0.99%
Class Y	1.21%	1.11%
Class F	1.19%	0.99%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

2

Hartford Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director and Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Emerging Markets Equity Fund returned -13.61%, before sales charges, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned -12.52% for the same period. For the same period, Class A shares of the Fund also underperformed the average return of the Lipper Emerging Markets Equity peer group -12.94%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Emerging market (EM) equities sold off sharply during the worst October for the asset class in a decade, adding to an already volatile year. The losses were broad based as most countries and sectors yielded negative local currency returns. Markets have faced headwinds as escalating trade tensions, a stronger United States (U.S.) dollar, and rising U.S. Treasury yields negatively affected sentiment.

In Latin America, Argentina was among the worst performing markets during the period with the country in the midst of a recession. Its equity market faced headwinds as investor confidence has deteriorated forcing the central bank to take drastic action to stabilize the country’s currency by raising interest rates to 60% in August. Brazil was a bright spot for the region as the country was bolstered by foreign inflows and rising commodity prices.

Within Europe, the Middle East, and Africa (EMEA), Russia was the standout performer in an otherwise poor year for the region. Encouraging news on the Russian economy, earnings upgrades, and a rally in oil over the period were enough to lift the Russian equity market. In contrast, South Africa underperformed as it entered a recession for the first time since 2009, as the country faces weak growth, high unemployment, and social upheaval.

In Asia, weakness was widespread with most local equity markets registering losses, led by South Korea and China. South Korea was heavily impacted by a sell-off in technology stocks during the period. In China, Gross Domestic Product (GDP) was softer than expected, and business confidence softened in the wake of concerns about U.S. tariffs. Outflows from institutional investors pressured India. In China, concerns about slower economic growth, U.S.-imposed tariffs, and domestic monetary tightening posed formidable headwinds. The county tightened monetary policy to trim excessive leverage in the system, though it is also easing selectively. The announcement of harsh trade-protectionism measures further contributed to uncertainty.

Ten of eleven sectors within the MSCI Emerging Markets Index (Net) posted negative returns during the period. Consumer Discretionary (-27%), Real Estate (-21%), and Communication Services (-20%) decreased the most, while Energy (+15%) was the only sector that rose during the period.

Within the Fund, security selection within the Energy, Information Technology, and Healthcare sectors detracted most from performance relative to the MSCI Emerging Markets Index (Net). This was partially offset by stronger selection within the Consumer Staples, Materials, and Communication Services sectors. Sector allocation, a result of our quantitative security selection process, contributed to benchmark-relative performance. An overweight to the Energy and Materials sectors and underweight to the Consumer Discretionary sector contributed the most, but the positive impact from sector allocation was offset by the negative impact of stock selection. From a country perspective, security selection within Brazil, China, and Mexico contributed positively to returns relative to the MSCI Emerging Markets Index (Net) while selection in Taiwan, Poland, and India detracted from returns. In addition, overweights to Taiwan and Thailand contributed positively to returns relative to the MSCI Emerging Markets Index (Net), but was offset by negative performance from underweights to Russia and Qatar.

Itau Unibanco Holdings (Financials), PKN Orlen (Energy), and Power Finance Corp (Financials) were top relative detractors during the period. Shares of Itau Unibanco Holdings, a Brazil-based bank, fell after the announcement that the company had lost its appeal disputing a $700 million tax bill. Shares of PKN Orlen, a Polish oil refiner and petrol retailer, underperformed during the period, most notably as the company reported weaker than expected quarterly results. Power Finance Corp, an India-based financial institution, underperformed during the year, especially as the company reported net interest margin declines in multiple periods. Samsung Electronics (Information Technology) was a top absolute detractor over the period.

Banco do Brasil SA (Financials), Wal-Mart de Mexico (Consumer Staples), and IRB Brasil Resseguro (Financials) were the top contributors to performance relative to the MSCI Emerging Markets Index (Net) during the period. Banco do Brasil, one of the largest banks in Brazil, contributed to benchmark-relative performance during the period after shares rose on positive results over multiple quarters on the back of increases in fee income and the decrease in Allowance for Loan and Lease Losses (ALLL). Shares of Walmart de Mexico, a merchandiser of consumer products, rose during the period after reporting better than expected quarter earnings results. IRB Brasil Resseguro, a Brazil-based reinsurance company, also contributed to benchmark-relative performance during the period as shares outperformed after the company posted strong earnings ahead of consensus across multiple metrics. Petrobras (Energy) was a top absolute contributor over this period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We plan to continue to seek to add value by using our proprietary quantitative research and investment tools in a highly disciplined framework. Stock selection is intended to be the key driver of returns.

3

Hartford Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

At the end of the period, the Fund was most overweight South Korea and China, and most underweight Russia and Malaysia relative to the MSCI Emerging Markets Index (Net). On a sector basis, the Fund was most overweight Materials, Energy, and Information Technology, and most underweight Consumer Staples, Consumer Discretionary, and Healthcare, relative to the MSCI Emerging Markets Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	12.5%
Consumer Discretionary	8.8
Consumer Staples	5.0
Energy	10.4
Financials	25.0
Health Care	1.6
Industrials	5.0
Information Technology	16.9
Materials	9.4
Real Estate	1.7
Utilities	2.5

Total	98.8%

Short-Term Investments	3.6
Other Assets & Liabilities	(2.4)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2018

Description	Percentage of Net Assets
Brazilian Real	8.7%
British Pound	0.2
Chilean Peso	0.2
Chinese Yuan	1.9
Czech Koruna	0.2
Euro	0.2
Hong Kong Dollar	26.2
Hungarian Forint	0.5
Indian Rupee	7.4
Indonesian Rupiah	0.9
Malaysian Ringgit	1.3
Mexican Peso	3.4
Polish Zloty	1.2
South African Rand	6.4
South Korean Won	15.5
Taiwanese Dollar	13.3
Thai Baht	2.6
Turkish Lira	1.1
United Arab Emirates Dirham	0.5
United States Dollar	10.7
Other Assets & Liabilities	(2.4)

Total	100.0%

4

Hartford Environmental Opportunities Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 2/29/2016 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	Since Inception[1]
Class A2	-12.08%	8.20%
Class A3	-16.91%	5.93%
Class C2	-11.95%	7.95%
Class C3	-12.76%	7.95%
Class I2	-11.82%	8.51%
Class R3[2]	-12.02%	8.10%
Class R4[2]	-11.93%	8.26%
Class R5[2]	-11.84%	8.43%
Class R6[2]	-11.74%	8.53%
Class Y2	-11.77%	8.52%
Class F2	-11.78%	8.53%
MSCI ACWI Index (Net)	-0.52%	12.70%
MSCI Global Environment Index (Net)	-6.40%	12.48%

[1]	Inception: 2/29/2016
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective July 31, 2018, the Fund added MSCI Global Environment Index (Net) as a secondary benchmark.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

MSCI Global Environment Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to maximize its exposure to Clean Technology environmental themes. The MSCI Global Environment Index is comprised of companies that focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.71%	1.20%
Class C	2.38%	1.95%
Class I	1.35%	0.90%
Class R3	2.05%	1.42%
Class R4	1.75%	1.12%
Class R5	1.45%	0.82%
Class R6	1.33%	0.70%
Class Y	1.36%	0.76%
Class F	1.33%	0.70%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

5

Hartford Environmental Opportunities Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Alan T. Hsu

Managing Director, Global Industry Analyst, and Equity Portfolio Manager

Wellington Management Company LLP

G. Thomas Levering

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Environmental Opportunities Fund returned -12.08%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the MSCI All Country World (ACWI) Index (Net), which returned -0.52% for the same period. For the same period, Class A shares of the Fund also underperformed the -1.65% average return of the Lipper Global Multi-Cap Core group, a group of funds with investment strategies similar to those of the Fund in terms of market cap distribution and value and growth style characteristics, but not necessarily similar in terms of investment focus or objective.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, ended flat for the trailing twelve-month period. Political concerns dominated headlines globally in late 2017, while economic data across most major economies remained largely positive. Oil hit a two-year high following an extended Organization of the Petroleum Exporting Countries (OPEC) supply-cut agreement through the end of 2018.

During the first calendar quarter of 2018, there was a sharp correction in global markets and a large spike in volatility that were triggered by concerns about escalating inflation risks in the United States (U.S.). Fears of a global trade war further unsettled financial markets after U.S. President Donald Trump imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports, while also enacting tighter restrictions on acquisitions and technology transfers.

Trade concerns escalated in the second quarter of 2018, as President Trump threatened tariffs on European autos in response to the European Union’s (EU’s) retaliatory tariffs on U.S. products. The U.S. also imposed additional levies on Chinese goods, and China vowed retaliatory tariffs. On the monetary front, strong U.S. economic data gave the Federal Reserve (Fed) confidence to raise interest rates in June and signal the potential for two additional increases later this year.

Global markets stabilized in the third quarter of 2018 due to robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. U.S.-China trade relations remained volatile: U.S. tariffs on approximately U.S. $200 billion of Chinese imports took effect in September, and China promptly retaliated with tariffs on about U.S. $60 billion of U.S. exports. Emerging markets volatility spiked after Turkey’s financial crisis rattled global markets, but receded at the end of the third quarter of 2018.

Global equities declined sharply during the month of October. Widespread volatility engulfed global financial markets, as disappointing economic data in the Eurozone, heightened political uncertainties in Europe, softer third-quarter corporate earnings guidance from a number of U.S. companies, and concerns about the macroeconomic implications from the U.S.-China trade tensions contributed to market turmoil.

Only four of the eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Information Technology (+8%) and Healthcare (+7%) sectors rose the most, while the Materials (-8%) and Financials (-6%) sectors lagged the most during the period.

Security selection was the primary driver of underperformance relative to the MSCI ACWI Index (Net) over the trailing twelve-month period ended October 31, 2018. Selection was weakest within Information Technology and Consumer Discretionary sectors. On a regional basis, security selection in North America and Europe ex United Kingdom (UK) detracted from performance relative to the MSCI ACWI Index (Net). This was partially offset by selection in Emerging Markets and underweights to Asia Pacific ex Japan and Emerging Markets, which contributed. Sector allocation also detracted from performance relative to the MSCI ACWI Index (Net) during the period. Due to the Fund’s focus on companies that address environmental challenges, the Fund has a natural overweight to Industrials and Utilities sectors and underweight to Financials, Healthcare, and Communication Services sectors. During the period, overweights to the Industrials and Utilities sectors were the primary detractors from performance relative to the MSCI ACWI Index (Net). Underweight allocations to Financials and Materials sectors were marginally additive.

The top relative and absolute detractors from performance relative to the MSCI ACWI Index (Net) were Itron (Information Technology), Cie de Saint-Gobain (Industrials), and Zumtobel Group (Industrials). Share prices of Itron, a US-based company that provides electric, gas, and water meter hardware and software solutions, fell over the period due to unfavorable earnings reports that highlighted cost pressures stemming from raw materials and component shortages. Cie de Saint-Gobain, a global provider of building materials and solutions, saw its equities price fall during the period as sales and margins have struggled due to rising input costs, a trucking strike in Brazil, a flood in Egypt, and having some float lines out for maintenance. Share prices of Zumtobel Group, an Austria-based lighting manufacturer, saw its price fall over the period after earnings reports showed missed revenue and earnings per shares (EPS) estimates. The company cited intense price competition in the lighting industry that caused a sharp drop in revenue coming from the UK, which is one of the company’s largest markets.

Top contributors to absolute performance and performance relative to the MSCI ACWI Index (Net) during the period included Tomra Systems (Industrials), Clean Harbors (Industrials), and Tetra Tech (Industrials).

6

Hartford Environmental Opportunities Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Tomra Systems, a global provider of sensor-based solutions for sorting and recycling, saw its equities price rise over the period after posting strong results. We eliminated the position over the period as the equities price approached our price target. The share price of Clean Harbors, a specialty waste management company that operates a large network of incinerators and landfills, rose during the period after reporting a solid second quarter earnings report and increasing previous guidance. The company cited growing volumes that increased capacity and an improving product mix that resulted in higher prices. Tetra Tech, a global company providing consulting and engineering services, saw its equities price rise over the period as the company reported several earnings reports that were above market expectations.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Thematically, we expect to find under-appreciated investment opportunity in the following areas: 1) “alternative energy” – placed in quotes because, increasingly, renewables are becoming mainstream while conventional fuels like natural gas, at least in the U.S., are becoming the minority as far as fuel mix goes; 2) energy efficiency and electrification; and 3) assets that ensure climate resilience, including climate risk modeling technology, physical resilience, and climate adaptation ideas.

At the end of the period, the Fund’s overweights were to the Industrials and Utilities sectors, while the largest underweights were to Financials, Healthcare, and Communication Services sectors, relative to the MSCI ACWI Index (Net). Within the Fund’s environmental themes, the Fund’s largest absolute weights were to low carbon electricity and energy efficiency companies. On a regional basis, the Fund was most overweight Europe ex UK and most underweight Asia Pacific ex Japan.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •Risks of focusing investments on the utilities and industrials sectors include regulatory and legal developments, competitive pressures, pricing and rate pressures (utilities), rapid technological changes, potential product obsolescence, and liquidity risk. •Risks of focusing on investments that involve sustainability and environmentally responsible investment criteria may influence investment performance relative to the Fund’s benchmark or competing funds and expose the Fund to increased risks related to downturns or other adverse developments in that market segment.

Composition by Country(1)

as of October 31, 2018

Country	Percentage of Net Assets
Austria	1.3%
Brazil	2.5
Chile	1.2
China	7.1
France	4.6
Germany	2.3
Ireland	2.3
Japan	7.8
Netherlands	1.8
Spain	3.3
Sweden	3.9
Switzerland	1.9
United Kingdom	2.8
United States	55.0
Short-Term Investments	2.0
Other Assets & Liabilities	0.2

Total	100.0%

(1)

The table above is based on Bloomberg’s country of risk classifications. For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.2%
Energy	3.4
Industrials	41.3
Information Technology	10.1
Materials	3.2
Real Estate	2.8
Utilities	25.8

Total	97.8%

Short-Term Investments	2.0
Other Assets & Liabilities	0.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

Hartford International Equity Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 6/30/2008 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-10.47%	2.42%	7.14%
Class A2	-15.39%	1.27%	6.54%
Class C1	-11.16%	1.65%	6.34%
Class C2	-12.03%	1.65%	6.34%
Class I1	-10.21%	2.74%	7.52%
Class R3[1]	-10.84%	2.13%	6.86%
Class R4[1]	-10.58%	2.41%	7.17%
Class R5[1]	-9.97%	2.69%	7.46%
Class R6[1]	-9.56%	2.97%	7.64%
Class Y1	-9.92%	2.89%	7.60%
Class F1	-9.94%	2.82%	7.56%
MSCI ACWI ex USA Index (Net)	-8.24%	1.63%	6.92%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to 8/13/15 reflects when the Fund pursued a modified investment strategy.

Effective 3/30/18, certain classes of shares of the Fund were closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	1.60%	1.05%
Class C	2.36%	1.80%
Class I	1.24%	0.75%
Class R3	1.83%	1.27%
Class R4	1.53%	0.97%
Class R5	1.23%	0.67%
Class R6	1.12%	0.55%
Class Y	1.12%	0.66%
Class F	1.12%	0.55%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 10/31/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

8

Hartford International Equity Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Kent M. Stahl, CFA*

Senior Managing Director and Chief Investment Strategist

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Director, Investment Strategy

Wellington Management Company LLP

* Mr. Stahl has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2018. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2018

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford International Equity Fund returned -10.47%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the MSCI All Country World (ACWI) ex USA Index (Net), which returned -8.24% for the same period. For the same period, Class A shares of the Fund also underperformed the -7.92% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

International equities, as measured by the MSCI ACWI ex USA Index, declined over the twelve-month period ending October 31, 2018. At the beginning of the period, global equities rose despite political uncertainties, while economic data across most major economies remained largely positive. The European Central Bank (ECB) reiterated that its interest rates would remain unchanged and Asian equities finished the year higher, led by Japan and Singapore. At the start of 2018, global equities registered their first quarterly loss in eight quarters. A sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the U.S. Fears of a global trade war further unsettled financial markets after U.S. President Donald Trump imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports. The ECB kept interest rates unchanged by signaling that it would begin to normalize monetary policy. Tension in Asia appeared to ease after North Korea’s leader Kim Jong Un pledged his commitment to denuclearization and agreed to meet with U.S. officials. Trade concerns escalated in the second quarter of 2018 as President Trump threatened tariffs on European autos in response to the European Union’s (EU’s) retaliatory tariff on U.S. products. The People’s Bank of China (PBOC) lowered the reserve-requirement ratio, the amount of cash banks must keep on reserve, by 1% in an effort to boost growth. During the third quarter of 2018, developed markets stabilized in the wake of robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. U.S.-China trade relations remained volatile: U.S. tariffs on approximately U.S. $200 billion of Chinese imports took effect in September, and China promptly retaliated with tariffs on about U.S. $60 billion of American exports. International equities ended the third quarter of 2018 in positive territory, supported by resilient macroeconomic data and a constructive environment for European corporations. Despite this, a number of issues weighed on sentiment, including trade tensions and protectionism, uncertainty about Italy’s 2019 budget, the risk of a no-deal Brexit (i.e. the United Kingdom’s impending departure from the EU), and concerns that Turkey’s financial crisis could spread to other markets. During the final month of the period, international equities declined sharply, posting their worst monthly performance since May 2012. Widespread volatility engulfed global financial markets, as disappointing economic data in the euro area, heightened political uncertainties in Europe, softer third-quarter corporate earnings guidance from a number of U.S. companies, and concerns about the macroeconomic implications from the U.S.-China trade war contributed to market turmoil.

Nine of eleven sectors within the MSCI ACWI ex USA Index (Net) posted negative returns for the twelve-months ending October 31, 2018. The Communications Services (-14%), Information Technology (-14%) and Consumer Discretionary (-13%) sectors posted the largest losses while the Energy (+7%) and Healthcare (+12%) sectors posted positive returns.

Security selection was the primary reason for the Fund’s underperformance versus the MSCI ACWI ex USA Index (Net) during the period. Stock selection was weakest within the Financials, Energy, and Consumer Discretionary sectors. This was slightly offset by stronger selection in Healthcare, Materials, and Communications Services sectors, which contributed positively. Sector allocation, a result of our bottom-up stock selection, detracted from returns relative to the MSCI ACWI ex USA Index (Net) over the period. In particular, overweight exposures to Communications Services and Consumer Discretionary sectors detracted from performance during the period, which was partially offset by an underweight to financials and energy over the year, which contributed positively.

The largest detractors from performance relative to the MSCI ACWI ex USA Index (Net) were ams (Information Technology), Cie de Saint-Gobain (Industrials), and Valeo (Consumer Discretionary). ams is an Austria-based manufacturer of high-performance analog semiconductors and advanced sensors. The stock price continued to trade lower as the company released negative earnings revisions and the market became more concerned about weaker demand for the company’s 3D sensing devices for high-end smartphones. We continued to hold the stock at the end of the period as we believe that the market underappreciates the company’s ability to improve returns on capital. Cie de Saint-Gobain is a France-based construction materials manufacturer. The stock price declined over the period as the company’s positive earnings per share momentum stalled, despite positive organic revenue growth. The company has been hurt by various factors including the strong euro, especially against emerging markets currencies, rising input costs, a trucking strike in Brazil, flooding in Egypt, and cyber-attacks. We

9

Hartford International Equity Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

continued to hold the stock at the end of the period as we believe that the above challenges are temporary and should dissipate by the end of 2018 and into 2019. Valeo is a France-based company that designs, produces, and markets automotive equipment. The stock price fell over the course of the period as the concerns over potential introduction of auto tariffs by U.S. president Donald Trump intensified. We continued to hold the stock at the end of the period as we believe that the market underestimates the company’s ability to improve returns on capital through increased bookings momentum driven by a strong technology portfolio exposed to hybrid powertrain and driver assistance technologies. BNP Paribas (Financials) was a top absolute detractor from performance during the period.

Top contributors to performance relative to the MSCI ACWI ex USA Index (Net) during the period included AstraZeneca (Healthcare), Bayer (Healthcare), and Eisai (Healthcare). AstraZeneca is a UK-based company which engages in the research, development and manufacturing of pharmaceutical products. The stock price rose during the period after the company reported better-than-expected financial results driven by the strong performance of new product launches with the expectations for further acceleration in that trend as the company progresses further through the year and into 2019. We continued to hold the position at the end of the period as we see potential upside in the current pipeline, which we believe should offset any weakness in legacy drugs, and we expect a longer-term growth outlook for the company. Bayer is a German biopharmaceutical company that develops, manufactures and distributes health care, nutrition and high-tech materials products. The stock price declined significantly after a court in California awarded U.S. $289 million to a man claiming his cancer was caused by Roundup, a top-selling weed killer that Bayer purchased as part of the company’s recently completed acquisition of Monsanto. Our decision not to hold benchmark constituent Bayer contributed to results. Shares of Eisai, a Japanese pharmaceutical company that develops, manufactures, and sells prescription medicines, jumped following the release of positive trial results for a pipeline Alzheimer’s treatment. The stock further benefited as Eisai’s liver cancer treatment Lenvima was approved in China and continued its strong uptake in Japan. We continued to own the position at the end of the period because of the company’s compelling valuation and upside potential in our view. Top contributors to absolute performance included Sony (Consumer Discretionary) and Barry Callebaut (Consumer Staples).

Securities included in the Fund are chosen based on extensive analysis of qualitative and quantitative factors. Factor impact on the Fund was negative. The Fund’s smaller cap footprint acted as a headwind to performance as larger cap names in the MSCI ACWI ex USA Index (Net) outperformed. This was partially offset by the Fund’s exposure to securities of companies that we believe exhibit low leverage, price volatility and earnings cyclicality and securities of companies that we believe were demonstrating positive momentum.

The Fund’s international exposure (country and currency) detracted from results, particularly driven by exposure to Europe (France and Switzerland), Japan, and Emerging Markets (Brazil).

The Fund, at times during the period, used derivative instruments, such as currency forwards to hedge currency risk and/or equity index futures to hedge the market risk. During the period, the use of derivatives did not have a significant impact on performance.

What is the outlook?

While economic growth remains positive, momentum is slowing and we appear to be in the later stages of the economic cycle, even as some regions seem further along in the cycle than others. Meaningful macroeconomic risks persist in the form of global trade tensions, ongoing political uncertainty in Europe (e.g., Brexit , Italian political gridlock surrounding the deficit), a slowing Chinese economy (and the ripple effect this may have throughout the region), and the global impact of rising U.S. interest rates. We expect heightened macroeconomic uncertainty to be reflected in increased market volatility in the near-term.

Against this backdrop of macroeconomic uncertainty, we look to growth and value factor exposures to provide upside potential and exposure to high quality issuers to mitigate excess risk. We seek a diversifying exposure to help to protect the Fund during market drawdowns. To this end, we favor low volatility in non-U.S. markets where this factor demonstrates less sensitivity to interest rates.

At the end of the period, the Fund was most overweight Communications Services, Industrials, and Real Estate sectors, and most underweight Information Technology, Financials, and Healthcare sectors, relative to the MSCI ACWI ex USA Index (Net). On a country basis the Fund ended the period with the largest overweight to Switzerland and the Netherlands and the largest underweights to Australia and Canada.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes and/or portfolio management teams. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund may focus on investments in particular geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.6%
Consumer Discretionary	9.7
Consumer Staples	10.5
Energy	7.1
Financials	19.8
Health Care	7.0
Industrials	13.2
Information Technology	6.0
Materials	6.6
Real Estate	4.3
Utilities	3.0

Total	97.8%

Short-Term Investments	4.9
Other Assets & Liabilities	(2.7)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

10

The Hartford International Growth Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-8.47%	3.42%	7.68%
Class A2	-13.50%	2.25%	7.08%
Class C1	-9.15%	2.63%	6.88%
Class C2	-10.06%	2.63%	6.88%
Class I1	-8.16%	3.74%	8.02%
Class R3[1]	-8.72%	3.18%	7.45%
Class R4[1]	-8.41%	3.49%	7.81%
Class R5[1]	-8.19%	3.79%	8.12%
Class R6[1]	-8.00%	3.88%	8.22%
Class Y1	-8.13%	3.85%	8.20%
Class F1	-8.10%	3.78%	8.04%
MSCI ACWI ex USA Growth Index (Net)	-8.76%	2.62%	7.41%
MSCI ACWI ex USA Index (Net)	-8.24%	1.63%	6.92%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed market countries (excluding the United States) and emerging market countries.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.50%	1.31%
Class C	2.25%	2.06%
Class I	1.19%	1.01%
Class R3	1.72%	1.61%
Class R4	1.41%	1.31%
Class R5	1.11%	1.01%
Class R6	1.00%	0.91%
Class Y	1.02%	0.96%
Class F	1.00%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18. In addition, effective 9/1/18, Hartford Funds Management Company, LLC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for the Fund as follows: 1.30% (Class A), 2.05% (Class C), 1.00% (Class I), 1.60%, (Class R3), 1.30% (Class R4), 1.00% (Class R5), 0.90% (Class R6), 0.95% (Class Y) and 0.90% (Class F). This contractual arrangement will remain in effect until 2/29/20 unless the Fund’s Board of Directors approves its earlier termination. This expense reimbursement arrangement is not reflected in the chart above.

11

The Hartford International Growth Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew D. Hudson, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Growth Fund returned -8.47%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Fund’s benchmark, the MSCI All Country World (ACWI) ex USA Growth Index (Net), which returned -8.76%. For the same twelve-month period, Class A shares of the Fund underperformed its other benchmark, the MSCI All Country World (ACWI) ex USA Index (Net), which returned -8.24%. For the same period, Class A shares of the Fund underperformed the -7.92% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI ACWI ex USA Index, declined over the twelve-month period ending October 31, 2018. At the beginning of the period, global equities rose despite political uncertainties, while economic data across most major economies remained largely positive. Global equities rose through the end of 2017. The European Central Bank (ECB) reiterated that interest rates would remain unchanged. Asian equities finished the year higher, led by Japan and Singapore. Tax reform in the United States (U.S.) was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by U.S. President Donald Trump at the end of December 2017.

At the start of 2018, global equities registered their first quarterly loss in eight quarters. A sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the U.S. Fears of a global trade war further unsettled financial markets after U.S. President Donald Trump imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the period, in line with expectations. The ECB kept interest rates unchanged by signaling that it would begin to normalize monetary policy. Tension in Asia appeared to ease after North Korea’s leader Kim Jong Un pledged his commitment to denuclearization and agreed to meet with U.S. officials. In the second quarter of 2018, global equities rebounded from the first quarter decline. Trade concerns escalated, as U.S. President Donald Trump threatened tariffs on European autos in response to the European Union’s retaliatory tariff on U.S. products. The People’s Bank of China (PBOC) lowered the reserve-requirement ratio, the amount of cash banks must keep on reserve, by 1% in an effort to boost growth.

During the third quarter of 2018, developed markets stabilized in the wake of robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. U.S.-China trade relations remained volatile: U.S. tariffs on approximately U.S. $200 billion of Chinese imports took effect in September, and China promptly retaliated with tariffs on about U.S. $60 billion of American exports. Oil approached a four-year high amidst global supply uncertainties and strong global growth. Oil inventories declined after the Organization of the Petroleum Exporting Countries (OPEC) refrained from increasing output and as the first round of U.S. sanctions on Iran went into effect. International equities, as measured by the MSCI All Country World ex USA Index, posted their worst monthly performance in October 2018 since May 2010. Stocks declined sharply at the outset of the third-quarter earnings season in October after a spike in U.S. Treasury yields. Market sentiment turned highly negative, as trade tension remained elevated and slowing growth in China fueled concerns that the global economic cycle may be peaking.

Ten of eleven sectors in the MSCI ACWI ex USA Growth Index (Net) declined during the period. Within this index, the Healthcare (+1%), Energy (-1%), and Financials (-4%) sectors performed best while the Communication Services (-16%), Information Technology (-13%), and Consumer Discretionary (-12%) sectors lagged during the period.

Security selection was the primary driver of outperformance relative to the MSCI ACWI ex USA Growth Index (Net). Strong selection in the Industrials, Consumer Discretionary, and Healthcare sectors was partially offset by weaker selection within the Information Technology, Financials, and Communication Services sectors, which detracted from performance. On a regional basis, security selection in Europe and North America contributed to relative performance, while security selection in Asia detracted. Sector allocation, a residual of bottom-up stock selection, also aided outperformance relative to the MSCI ACWI ex USA Growth Index (Net). In particular, an overweight to the Financials sector contributed to performance relative to the MSCI All Country World ex USA Growth Index (Net). This was partially offset by an underweight to the Consumer Staples sector, which modestly detracted from results relative to the MSCI ACWI ex USA Growth Index (Net).

Safran (Industrials), Novartis (Healthcare), and AstraZeneca (Healthcare) were the top contributors relative to the MSCI ACWI ex USA Growth Index (Net) during the period. Shares of Safran, a France-based multinational aircraft engine and aerospace components company, rose over the period as the company reported financial results that exceeded expectations and raised guidance. Novartis, a Switzerland-based

12

The Hartford International Growth Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

pharmaceutical manufacturer, saw its share price rise after reporting two consecutive quarters of strong financial results to end the period. Management’s transition to a focused medicine company, following an organizational restructuring, continued to benefit performance. The stock price of AstraZeneca, a UK-based multinational pharmaceutical and biopharmaceutical company, rose during the period due to accelerating financial results and new product launches that are coming to market. On an absolute basis, France-based Edenred (Consumer Discretionary) was a top performer during the period.

Among top detractors from performance relative to the MSCI ACWI ex USA Growth Index (Net) during the period were ams (Information Technology), ING Groep (Financials), and Alibaba (Consumer Discretionary). Shares of ams, an Austria-based designer and manufacturer of advanced sensor solutions, fell during the period due to the threat of higher tariffs and the potential impact on technology hardware supply chain. ING Groep, a Netherlands-based banking group, saw its stock price fall after the company reported earnings below consensus. Alibaba, an e-commerce company in China, underperformed as U.S.-China trade tensions mounted, and investors reacted to a near-term slowdown in the growth profile as the company invests for the future. On an absolute basis, Tencent (Communication Services) was among top detractors from performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The macroeconomic indicators that we follow have slowed as trade frictions have intensified. Core inflation is rising and central banks are in tightening mode. We believe the European economic growth is slowing, with a divergence between services and manufacturing indices. We believe the biggest risks in Europe are political, including Brexit, refugee inflows and the ensuing threat of populism, particularly in Spain and Italy. Our view of the investment landscape in emerging markets has turned more cautious as higher U.S. inflation and dollar appreciation have led to rising interest rates which, coupled with trade tensions, have caused volatility.

At the end of the period, the Fund’s largest overweights were to the Healthcare, Industrials, and Consumer discretionary sectors, while the Fund was most underweight to the Materials, Communication Services, and Information Technology sectors relative to the MSCI All Country World ex USA Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes and/or portfolio management teams. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund may focus on investments in particular sectors, geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.2%
Consumer Discretionary	15.3
Consumer Staples	13.8
Energy	2.4
Financials	11.6
Health Care	15.0
Industrials	18.9
Information Technology	10.0
Materials	1.8
Real Estate	1.2
Utilities	1.0

Total	96.2%

Short-Term Investments	6.7
Other Assets & Liabilities	(2.9)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

The Hartford International Opportunities Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-12.07%	1.65%	6.99%
Class A2	-16.91%	0.51%	6.38%
Class C1	-12.71%	0.91%	6.20%
Class C2	-13.54%	0.91%	6.20%
Class I1	-11.81%	1.98%	7.35%
Class R3[1]	-12.33%	1.39%	6.72%
Class R4[1]	-12.07%	1.70%	7.07%
Class R5[1]	-11.82%	2.00%	7.37%
Class R6[1]	-11.69%	2.10%	7.49%
Class Y1	-11.77%	2.08%	7.48%
Class F1	-11.72%	2.02%	7.37%
MSCI ACWI ex USA Index (Net)	-8.24%	1.63%	6.92%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 11/7/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 5/30/08 through 2/27/17 and Class A shares (excluding sales charges) prior to 5/30/08.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.14%	1.14%
Class C	1.92%	1.92%
Class I	0.85%	0.85%
Class R3	1.44%	1.44%
Class R4	1.13%	1.13%
Class R5	0.83%	0.83%
Class R6	0.73%	0.73%
Class Y	0.74%	0.74%
Class F	0.72%	0.72%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

14

The Hartford International Opportunities Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Opportunities Fund returned -12.07%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the MSCI All Country World (ACWI) ex USA Index (Net), which returned -8.24% for the same period. For the same period, Class A shares of the Fund also underperformed the -8.24% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI ACWI ex USA Index, declined over the twelve-month period ending October 31, 2018. At the beginning of the period, global equities rose despite political uncertainties, while economic data across most major economies remained largely positive; global equities rose through the end of 2017. The European Central Bank (ECB) reiterated that interest rates would remain unchanged. Asian equities finished the year higher, led by Japan and Singapore. Tax reform in the United States (U.S.) was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by U.S. President Donald Trump at the end of December 2017.

At the start of 2018, global equities registered their first quarterly loss in eight quarters. A sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the U.S. Fears of a global trade war further unsettled financial markets after U.S. President Donald Trump imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the period, in line with expectations. The ECB kept interest rates unchanged by signaling that it would begin to normalize monetary policy. Tensions in Asia appeared to ease after North Korea’s leader Kim Jong Un pledged his commitment to denuclearization and agreed to meet with U.S. officials. In the second quarter of 2018, global equities rebounded from the first quarter decline. Trade concerns escalated, as United States President Donald Trump threatened tariffs on European autos in response to the European Union’s retaliatory tariffs on U.S. products. The People’s Bank of China lowered the reserve-requirement ratio, the amount of cash banks must keep on reserve, by 1% in an effort to boost growth.

During the third quarter of 2018, developed markets stabilized in the wake of robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. U.S.-China trade relations remained volatile: U.S. tariffs on approximately U.S. $200 billion of Chinese imports took effect in September, and China promptly retaliated with tariffs on about U.S. $60 billion of American exports. Oil approached a four-year high amidst global supply uncertainties and strong global growth. Oil inventories declined after OPEC (Organization of the Petroleum Exporting Countries) refrained from increasing output and as the first round of U.S. sanctions on Iran went into effect. International equities, as measured by the MSCI ACWI ex USA Index, posted their worst monthly performance in October 2018 since May 2012. Stocks declined sharply at the outset of the third-quarter earnings season in October after a spike in U.S. Treasury yields. Asia suffered the largest loss among all regions. Market sentiment turned highly negative, as trade tension remained elevated and slowing growth in China fueled concerns that the global economic cycle may be peaking.

Only two of eleven sectors, within the MSCI ACWI ex USA Index (Net), posted positive returns for the twelve months ending October 31, 2018: the Energy (+7%) and Healthcare (+2%) sectors. The Communication Services (-14%), Information Technology (-14%), and Consumer Discretionary (-13%) sectors posted negative returns.

Security selection was the primary driver of underperformance relative to the MSCI ACWI ex USA Index (Net) over the period, led by weak selection within the Information Technology, Energy, and Consumer Discretionary sectors. Strong selection within the Industrials sector, which contributed positively, partially offset negative results. Sector allocation, a result of the bottom-up stock selection process, also slightly detracted from performance, mainly due to the Fund’s relative underweight to the Energy sector coupled with an overweight to the Consumer Discretionary sector. A relative underweight to the Financials sector was additive to relative results.

The largest detractors from returns relative to the MSCI ACWI ex USA Index (Net) over the period included ams AG (Information Technology), Valeo (Consumer Discretionary), and Tencent (Communication Services). The top detractor for the period was ams AG, an Austria-based manufacturer of high-performance analog semiconductors and advanced sensors. The stock price traded lower throughout the period as the market became more concerned on weaker demand for the company’s 3D sensing devices for high-end smartphones. Valeo is a France-based designer, producer, and marketer of automotive equipment. Slowing growth in China has led to declining auto sales, and that has carried through to Valeo’s stock price. However, we continued to own the stock at the end of the period and believe that the market underestimates the company’s ability to improve returns on capital through increased bookings momentum driven by their strong technology portfolio. Lastly, Tencent, a China-based internet media company, was the top absolute detractor during the period as share prices fell near the end of the period over concerns related to regulation and negative sentiment towards China. In addition, the company was

15

The Hartford International Opportunities Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

also making capital investments that investors appeared concerned with. We believe these issues are transitory and misunderstood by investors. As such, we continued to hold the stock at the end of the period. Alibaba Group (Consumer Discretionary) was a top absolute detractor from performance during the period.

Top contributors to benchmark-relative performance during the period included Safran (Industrials), Canadian National Railway (Industrials), and Nestlé (Consumer Staples). Safran, a France-based technology company producing aircraft and rocket engines, propulsion systems, and aerospace equipment was the top relative and absolute contributor. The stock price rose after the company reported better-than-expected first quarter sales driven by strong organic growth mainly in civil aftermarket. The company is ramping up production of the LEAP engine series, which is progressing well in our view. We believe the market underappreciates the company’s ability to improve its return on invested capital (ROIC), driven by margin growth which should resume in the next few years as LEAP execution progresses. Another top contributor was Canadian National Railway, a class I freight railway that serves Canada and the Midwestern and southern United States. The stock price rose during the second half of 2018 amid higher prices for commodities and on better than expected quarter two earnings. We continued to hold the position at the end of the period. Nestle, a Switzerland-based global food and beverage producer was among the top contributors, as the stock price rose on better than expected results during the first half of 2018. We believe the market underappreciates the company’s ability to sustain returns on capital through new management’s focus on the company’s strongest global positions and categories (coffee, pet, water, and nutrition), motivation to close its margin gap to its peers, and goals for balance sheet optimization. We added to the Fund’s position during the period. Novartis (Healthcare) and AstraZeneca (Healthcare) were among the top absolute contributors to performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period

What is the outlook?

We remain constructive on the global economy, but are mindful of the growing inflationary pressures in the U.S. and the rising cost of debt as interest rates begin to climb. Global trade concerns and a government driven slow-down in China have adversely affected several of the Fund’s holdings in the technology and automotive supply chains and companies exposed to Chinese growth. These risk exposures remain as of the end of the period, but we believe these issues should prove to be short-lived.

At the end of the period, the Fund was most overweight to the Healthcare, Consumer Discretionary, and Industrials sectors and most underweight to the Financials, Materials, and Information Technology sectors relative to its benchmark. On a regional basis, the Fund ended the period with overweights to Europe and North America and underweights to Japan, Asia ex Japan, and Emerging Markets countries.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors, geographic regions or countries may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.1%
Consumer Discretionary	12.7
Consumer Staples	9.0
Energy	7.2
Financials	16.9
Health Care	13.1
Industrials	12.7
Information Technology	6.4
Materials	4.2
Real Estate	3.7
Utilities	2.8

Total	95.8%

Short-Term Investments	9.5
Other Assets & Liabilities	(5.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2018

Description	Percentage of Net Assets
Australian Dollar	0.9%
British Pound	13.6
Canadian Dollar	5.4
Danish Krone	0.5
Euro	25.6
Hong Kong Dollar	8.9
Indian Rupee	1.5
Japanese Yen	13.0
Norwegian Krone	0.6
South Korean Won	2.1
Swiss Franc	12.3
Taiwanese Dollar	2.3
United States Dollar	18.6
Other Assets & Liabilities	(5.3)

Total	100.0%

16

The Hartford International Small Company Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-13.85%	1.80%	10.30%
Class A2	-18.59%	0.66%	9.68%
Class C1	-14.50%	1.06%	9.48%
Class C2	-15.29%	1.06%	9.48%
Class I1	-13.55%	2.17%	10.72%
Class R3[1]	-14.02%	1.60%	10.23%
Class R4[1]	-13.71%	1.93%	10.52%
Class R5[1]	-13.46%	2.22%	10.78%
Class Y1	-13.43%	2.28%	10.84%
Class F1	-13.43%	2.21%	10.74%
S&P EPAC SmallCap Index	-7.90%	5.40%	11.28%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P EPAC SmallCap Index (reflects no deduction for fees, expenses or taxes) is designed to capture the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective on the close of business on 4/29/16, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	1.49%	1.49%
Class C	2.24%	2.24%
Class I	1.06%	1.06%
Class R3	1.70%	1.66%
Class R4	1.40%	1.36%
Class R5	1.11%	1.06%
Class Y	1.00%	1.00%
Class F	0.99%	0.99%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

17

The Hartford International Small Company Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Simon H. Thomas

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Daniel Maguire, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Small Company Fund returned -13.85%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned -7.90% for the same period. For the same period, Class A shares of the Fund also underperformed the -8.84% average return of the Lipper International Small/Mid-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World (ACWI) ex USA Index (Net), declined over the twelve-month period ending October 31, 2018. At the beginning of the period, global equities rose despite political uncertainties, while economic data across most major economies remained largely positive. The European Central Bank (ECB) reiterated that interest rates would remain unchanged. Asian equities finished the year higher, led by Japan and Singapore. Tax reform in the United States (U.S.) was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by U.S. President Donald Trump at the end of December 2017.

At the start of 2018, global equities registered their first quarterly loss in eight quarters. A sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the U.S. Fears of a global trade war further unsettled financial markets after President Trump imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the period, in line with expectations. The ECB kept interest rates unchanged by signaling that it would begin to normalize monetary policy. Tension in Asia appeared to ease after North Korea’s leader Kim Jong Un pledged his commitment to denuclearization and agreed to meet with U.S. officials. In the second quarter of 2018, global equities rebounded from the first quarter decline. Trade concerns escalated as President Trump threatened tariffs on European autos in response to the European Union’s (EU’s) retaliatory tariffs on U.S. products. The People’s Bank of China (PBOC) lowered the reserve-requirement ratio, the amount of cash banks must keep on reserve, by 1% in an effort to boost growth.

During the third quarter of 2018, developed markets stabilized in the wake of robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. U.S.-China trade relations remained volatile: U.S. tariffs on approximately U.S. $200 billion of Chinese imports took effect in September, and China promptly retaliated with tariffs on about U.S. $60 billion of American exports. Oil approached a four-year high amidst global supply uncertainties and strong global growth. Oil inventories declined after the Organization of the Petroleum Exporting Countries (OPEC) refrained from increasing output and as the first round of U.S. sanctions on Iran went into effect. International equities, as measured by the MSCI All Country World (ACWI) ex USA, posted their worst monthly performance in October 2018 since May 2012. Stocks declined sharply at the outset of the third-quarter earnings season in October after a spike in U.S. Treasury yields. Asia suffered the largest loss among all regions. Market sentiment turned highly negative, as trade tension remained elevated and slowing growth in China fueled concerns that the global economic cycle may be peaking.

Eight out of the eleven sectors within the benchmark declined during the period. Consumer Discretionary (-13%), Industrials (-12%), and Financials (-12%) sectors declined the most during the period while Energy (+9%), Healthcare (+5%), and Real Estate (+1%) sectors rose.

The main driver of underperformance relative to the S&P EPAC SmallCap Index was security selection within Information Technology, Financials, and Materials sectors, which detracted from performance. This was partially offset by security selection strength in the Healthcare sector, which contributed positively. Sector allocation, a result of the bottom-up stock selection process, also underperformed relative to the benchmark over the period, with the Fund’s underweight in the Real Estate sector and overweight in the Industrials sector detracting from performance. On a regional basis, security selection within Japan and Europe detracted the most from benchmark-relative returns while selection within Asia ex-Japan and Emerging Markets (particularly China) contributed positively to benchmark-relative returns. An underweight to Emerging Markets (the benchmark has a meaningful allocation to South Korea) and overweight to Japan contributed to relative return during the period.

The largest detractors from performance relative to the S&P EPAC SmallCap Index during the period were ams AG (Information Technology), Ferrotec Holdings Corporation (Information Technology) and Maisons du Monde (Consumer Discretionary). Share prices of ams AG, an Austria-based designer and manufacturer of advanced sensor solutions, experienced a downturn due to growing concerns around weaker demand for the company’s 3D sensing devices for high-end smartphones. Ferrotec Holdings Corporation, a Japanese component supplier to the semiconductor industry, underperformed over concerns of peaking semiconductor demand as well as broader tariff related concerns. Finally, Maisons du Monde, a French furniture and home décor company, underperformed after multiple reductions in its guidance for sales growth related to disappointing new store openings.

Top contributors to relative and absolute returns during the period were Hikma Pharmaceuticals (Healthcare), BeiGene (Healthcare), Asahi Intecc (Healthcare). Hikma Pharmaceuticals, a multinational

18

The Hartford International Small Company Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

pharmaceutical company based in the United Kingdom (UK), saw its share price benefit from strong earnings as well as increased demand for its injectable pain products as a result of drug shortages in the U.S. Shares of BeiGene, a Chinese biopharmaceutical research & development boutique, rose as the company announced more positive preliminary data from its Phase 1 clinical trial of Zanubrutinib which targets four different tumor types. They also announced approval by the China Food and Drug Administration of REVLIMID and commercial availability of VIDAZA, both of which target blood cancers. Shares of Asahi Intecc, a Japan-based producer of ultra-fine stainless steel wiring and mesh for the industrial and medical end markets, benefitted from an overseas expansion into the U.S. and Europe. Additionally, the company has been able to opportunistically grow its already dominant market share in Japan due in part to production missteps by key competitors.

Derivatives were not used in a significant manner in the Fund and thus did not have a material impact on performance during the period.

What is the outlook?

We continue to focus on what we believe are high quality companies with strong balance sheets and business models that we believe are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We think a disciplined approach to valuation and a quality orientation leads to better results in down markets and overall performance over time.

At the end of the period, the Fund was most overweight the Industrials, Consumer Discretionary, and Healthcare sectors relative to the benchmark, while the Fund’s largest underweights were to the Real Estate, Information Technology, and Consumer Staples sectors. On a regional basis, the Fund was most overweight Japan where we continue to find what we believe are the most attractive opportunities, while Europe and the Emerging Markets remain the Fund’s largest underweights.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund may focus on investments in particular geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments. •Small-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.4%
Consumer Discretionary	17.6
Consumer Staples	1.0
Energy	2.5
Financials	8.7
Health Care	13.2
Industrials	36.1
Information Technology	3.8
Materials	9.3
Real Estate	1.7
Utilities	0.5

Total	96.8%

Short-Term Investments	5.4
Other Assets & Liabilities	(2.2)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2018

Description	Percentage of Net Assets
Australian Dollar	7.8%
British Pound	19.7
Euro	27.5
Hong Kong Dollar	2.5
Japanese Yen	31.0
Norwegian Krone	1.7
South Korean Won	2.2
Swedish Krona	1.3
Swiss Franc	2.8
Taiwanese Dollar	0.3
United States Dollar	5.4
Other Assets & Liabilities	(2.2)

Total	100.0%

19

The Hartford International Value Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	Since Inception[1]
Class A2	-9.67%	4.32%	8.40%
Class A3	-14.64%	3.14%	7.67%
Class C2	-10.32%	3.63%	7.67%
Class C3	-11.17%	3.63%	7.67%
Class I2	-9.41%	4.69%	8.78%
Class R3[2]	-10.02%	4.02%	8.11%
Class R4[2]	-9.71%	4.35%	8.45%
Class R5[2]	-9.46%	4.66%	8.77%
Class Y2	-9.39%	4.75%	9.08%
Class F2	-9.31%	4.73%	8.81%
MSCI EAFE Value Index (Net)	-6.85%	2.02%	6.33%
MSCI EAFE Index (Net)	-7.69%	0.91%	5.41%

[1]	Inception: 5/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the U.S. and Canada.

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) (Europe, Australasia, Far East) is designed to capture large and mid cap representation across developed market countries, excluding the U.S. and Canada.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Effective on the close of business on 11/28/14, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	1.25%	1.25%
Class C	1.95%	1.95%
Class I	0.91%	0.91%
Class R3	1.57%	1.57%
Class R4	1.27%	1.27%
Class R5	0.95%	0.95%
Class Y	0.88%	0.88%
Class F	0.85%	0.85%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

20

The Hartford International Value Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

James H. Shakin, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Andrew M. Corry, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Value Fund returned -9.67%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmarks, the MSCI EAFE Value Index (Net) and the MSCI EAFE Index (Net), which returned -7.69% and -6.85%, respectively, for the same period. For the same period, Class A shares of the Fund also underperformed the -8.86% average return of the Lipper International Multi Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World (ACWI) ex USA Index, declined over the twelve-month period ending October 31, 2018. At the beginning of the period, global equities rose despite political uncertainties, while economic data across most major economies remained largely positive. The European Central Bank (ECB) reiterated that interest rates would remain unchanged. Asian equities finished the year higher, led by Japan and Singapore. Tax reform in the United States (U.S.) was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by U.S. President Donald Trump at the end of December 2017.

At the start of 2018, global equities registered their first quarterly loss in eight quarters. A sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the U.S. Fears of a global trade war further unsettled financial markets after President Trump imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the period, in line with expectations. The ECB kept interest rates unchanged by signaling that it would begin to normalize monetary policy. Tension in Asia appeared to ease after North Korea’s leader Kim Jong Un pledged his commitment to denuclearization and agreed to meet with U.S. officials. In the second quarter of 2018, global equities rebounded from the first quarter decline. Trade concerns escalated as President Trump threatened tariffs on European autos in response to the European Union’s (EU’s) retaliatory tariff on U.S. products. The People’s Bank of China (PBOC) lowered the reserve-requirement ratio, the amount of cash banks must keep on reserve, by 1% in an effort to boost growth.

During the third quarter of 2018, developed markets stabilized in the wake of robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. U.S.-China trade relations remained volatile: U.S. tariffs on approximately U.S. $200 billion of Chinese imports took effect in September, and China promptly retaliated with tariffs on about U.S. $60 billion of American exports. Oil approached a four-year high amidst global supply uncertainties and strong global growth. Oil inventories declined after the Organization of the Petroleum Exporting Countries (OPEC) refrained from increasing output and as the first round of U.S. sanctions on Iran went into effect. International equities, as measured by the MSCI ACWI ex USA Index, posted their worst monthly performance in October 2018 since May 2012. Equities declined sharply at the outset of the third-quarter earnings season in October after a spike in U.S. Treasury yields. Asia suffered the largest loss among all regions. Market sentiment turned highly negative, as trade tension remained elevated and slowing growth in China fueled concerns that the global economic cycle may be peaking.

Nine out of the eleven sectors in the MSCI EAFE Value Index (Net) declined during the period. Information Technology (-16%), Financials (-13%), and Communication Services (-11%) sectors declined the most during the period while Energy (+11%) and Healthcare (+2%) sectors rose.

The main driver of underperformance relative to the MSCI EAFE Value Index (Net) ,was weak security selection within Consumer Discretionary, Materials, and Industrials sectors. This was partially offset by stronger selection in the Information Technology, Healthcare, and Energy sectors. Sector allocation, a result of bottom-up stock selection decisions, outperformed relative to the MSCI EAFE Value Index (Net) results over the period, driven by the Fund’s underweight in the Financials sector and overweight in the Energy sector. This was partially offset by an overweight in the Information Technology sector and underweight in the Healthcare sector. On a regional basis, security selection in Japan and Europe detracted the most from returns relative to the MSCI EAFE Value Index (Net). An underweight to Developed Asia ex Japan and overweight to Japan contributed positively to returns relative to the MSCI EAFE Value Index (Net) during the period.

The largest detractors relative to the MSCI EAFE Value Index (Net) over the period were Novartis AG (Healthcare), GAM Holding Ag (Financials), CECONOMY AG (Consumer Discretionary). Novartis, a Switzerland-based pharmaceutical manufacturer, saw its share price rise after reporting two consecutive quarters of strong financial results. The Fund did not have a position in this stock, which detracted from returns relative to the MSCI EAFE Value Index (Net). Share prices of GAM Holding Ag, a Switzerland based asset manager, fell after a star fixed income portfolio manager was fired over professional misconduct, resulting in a subsequent net outflow. CECONOMY AG, a German based online platform technology solutions company, underperformed on a profit warning which was subsequently realized in earnings results. BNP Paribas (Financials) was a top absolute detractor relative to the MSCI EAFE Value Index (Net) over the period.

21

The Hartford International Value Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Over the period, Bayer AG (Healthcare), LUKOIL PJSC (Energy), and Ericsson LM (Information Technology) were the top contributors to performance relative to the MSCI EAFE Value Index (Net). BP (Energy) was a top absolute contributor over the period. Shares of Bayer AG, a German health care manufacturer, fell and not owning the stock contributed positively to relative results. LUKOIL PJSC, a Russian based multinational oil producer and distributor, rose during the period due to higher reported earnings as well as rising oil prices. Ericsson LM, a Sweden based Telecommunication Services company, rose during the period after having been awarded a few major contracts in Latin America and Italy.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to focus on opportunities which fit into our framework of looking for equities with low relative price, low expectations, and low valuations that generally feature strong balance sheets and significant potential upside. At the end of the period, Information Technology and Industrials sectors were the Fund’s largest overweight exposures and Financials and Healthcare sectors were the Fund’s largest underweight exposures relative to the benchmark. On a country basis, the Fund ended the period with the largest overweights to Japan and China and the largest underweights to the United Kingdom and Australia, relative to the MSCI EAFE Value Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •The Fund may focus on investments in particular geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.9%
Consumer Discretionary	12.1
Consumer Staples	1.5
Energy	14.1
Financials	23.4
Health Care	3.8
Industrials	12.2
Information Technology	7.6
Materials	10.0
Utilities	3.3

Total	97.9%

Short-Term Investments	3.1
Other Assets & Liabilities	(1.0)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2018

Description	Percentage of Net Assets
Australian Dollar	0.5%
Brazilian Real	0.9
British Pound	15.1
Canadian Dollar	2.4
Danish Krone	1.0
Euro	23.0
Hong Kong Dollar	5.1
Hungarian Forint	0.3
Indian Rupee	0.9
Japanese Yen	32.4
South African Rand	1.7
South Korean Won	3.2
Swedish Krona	1.5
Swiss Franc	4.6
Taiwanese Dollar	2.0
United States Dollar	6.4
Other Assets & Liabilities	(1.0)

Total	100.0%

22

Hartford Long/Short Global Equity Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 8/29/2014 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	Since Inception[1]
Class A2	-7.76%	2.63%
Class A3	-12.84%	1.25%
Class C2	-8.06%	2.09%
Class C3	-8.95%	2.09%
Class I2	-7.66%	2.80%
Class Y2	-7.61%	2.85%
Class F2	-7.61%	2.81%
MSCI ACWI Index (Net)	-0.52%	4.85%
60% MSCI ACWI Small Cap Index (Net)/ 40% ICE BofAML US 3-Month Treasury Bill Index	-1.44%	3.31%
HFRX Equity Hedge Index	-2.99%	0.57%

[1]	Inception: 8/29/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

Effective July 31, 2018, the Fund changed its secondary benchmark, HFRX Equity Hedge Index, to the following blended benchmark: 60% MSCI ACWI Small Cap Index (Net)/ 40% ICE BofAML US 3-Month Treasury Bill Index.

60% MSCI ACWI Small Cap Index (Net)/ 40% ICE BofAML US 3-Month Treasury Bill Index is calculated by Hartford Funds Management Company, LLC.

HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of accounts that maintain positions both long and short in primarily equity and equity derivative securities.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	3.70%	3.42%
Class C	4.45%	4.17%
Class I	3.44%	3.17%
Class Y	3.41%	3.02%
Class F	3.40%	3.02%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

23

Hartford Long/Short Global Equity Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Kenneth L. Abrams

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald S. Tunnell

Senior Managing Director, Co-Director of Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Long/Short Global Equity Fund returned -7.76%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the MSCI All Country World (ACWI) Index (Net), which returned -0.52% for the same period. For the same period, Class A shares of the Fund also underperformed the 0.93% average return of the Lipper Alternative Long Short Global Equity funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Global equities, as measured by the MSCI ACWI Index (Net), declined slightly over the twelve-month period. At the beginning of the period, global equities were affected by political uncertainties, but economic data across most major economies remained largely positive and global equities rose through the end of last year. The European Central Bank (ECB) reiterated that its interest rates would remain unchanged. Asian equities finished the year higher, led by Japan and Singapore. Tax reform in the United States (U.S.) was a key area of focus, culminating with a U.S. $1.5 trillion tax reform bill signed into law by U.S. President Donald Trump at the end of December 2017.

At the start of 2018, global equities registered their first quarterly loss in eight quarters. A sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the U.S. Fears of a global trade war further unsettled financial markets after President Trump imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the period, in line with expectations. The ECB kept its interest rates unchanged by signaling that it would begin to normalize monetary policy. Tension in Asia appeared to ease after North Korea’s leader Kim Jong Un pledged his commitment to denuclearization and agreed to meet with U.S. officials. In the second quarter of 2018, global equities rebounded from the first quarter decline. Trade concerns escalated, as President Trump threatened tariffs on European autos in response to the European Union’s (EU) retaliatory tariff on U.S. products. The People’s Bank of China (PBOC) lowered the reserve-requirement ratio, the amount of cash banks must keep on reserve, by 1% in an effort to boost growth.

During the third quarter of 2018, developed markets stabilized in the wake of robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. U.S.-China trade relations remained volatile: U.S. tariffs on approximately U.S. $200 billion of Chinese imports took effect in September, and China promptly retaliated with tariffs on about U.S. $60 billion of American exports. Oil approached a four-year high amidst global supply uncertainties and strong global growth. Oil inventories declined after the Organization of the Petroleum Exporting Countries (OPEC) refrained from increasing output and as the first round of U.S. sanctions on Iran went into effect. October saw global equities posting their worst monthly performance since May 2010. Equities declined sharply at the outset of the third-quarter of 2018 earnings season after a spike in U.S. Treasury yields. Asia suffered the largest loss among all regions. Market sentiment turned highly negative, as trade tension remained elevated and slowing growth in China fueled concerns that the global economic cycle may be peaking.

During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI EAFE Index, respectively. Emerging market equities underperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

Only four of eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Healthcare (+8%), Energy (+5%), and Information Technology (+5%) sectors rose the most, while the Materials (-8%), Communication Services (-7%), and Financials (-6%) sectors posted negative returns during the period.

The Fund invests primarily in the global small-cap universe which can affect benchmark-relative performance negatively or positively when small-caps underperform or outperform the MSCI ACWI Index (Net), respectively. There are two main drivers of Fund performance: whether holdings in the long portion of the Fund generate positive returns and whether holdings in the short portion of the Fund generate negative returns.

During the period, the Fund posted a negative absolute return and underperformed the MSCI ACWI Index (Net) during the period. Negative absolute returns in both the long and short portions of the Fund led to underperformance versus the MSCI ACWI Index (Net).

In the long portion of the Fund, on an absolute basis, performance was weakest within the Information Technology and Industrials sectors while this was partially offset by strong results in the Healthcare sector, which contributed positively. On a country basis, negative performance within Japan and Germany detracted from results while holdings in the U.S. aided performance. Molina Healthcare (Healthcare) and Flex (Information Technology) were the top absolute contributor and detractor, respectively, to the long portfolio. Share prices of Molina, a U.S.-based provider of Medicaid-related solutions for low-income families and individuals, rose over the period as strong enrollment growth coupled with progress on cost cutting initiatives bolstered earnings. Shares of Flex (Information Technology), a U.S.-based technological manufacturer focusing predominately on supply chain

24

Hartford Long/Short Global Equity Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

services and solutions, fell over the course of the period. Initially, the Fund initiated a position seeing a growth opportunity on the horizon with Nike (automated custom shoe manufacturing) and we felt the business was well-diversified across end markets. Ultimately the company canceled their project with Nike and ran into manufacturing challenges in India that weighed on results. Expectations have come down over the year along with the stock price. We continued to hold a position in the stock as we reassess the upside potential, but its performance has been disappointing.

The short portion of the Fund detracted from absolute performance. Short positions detracted most from absolute returns in the Healthcare and Industrials sectors while positions in the Financials and Materials sectors partially offset negative results. On a country basis, short positions in the U.S., Japan, and Germany detracted from absolute performance over the period while short positions in the United Kingdom, Canada, and Switzerland contributed positively.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We plan to continue to assess new and existing investments based on the same philosophy and process we have employed since the inception of the approach. Our bottom-up research process is driven by fundamental research at the company level and supported by our top-down quantitative and macro analytic tools. We plan to continue to systematically use risk controls to seek to mitigate unintended exposures and try to ensure the primary driver of Fund performance remains stock selection.

At the end of the period, the Fund’s largest sector exposures on a net basis were to Healthcare, Industrials, and Information Technology, while Utilities and Consumer Staples were the smallest. At the end of the period, net long equity exposure was within the Fund’s 50-70% target range.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Short selling can result in substantial losses as the Fund may leverage certain assets, which can increase the volatility of the Fund’s returns, causing it to underperform. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Small-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Long Positions
Equity Securities
Communication Services	7.3%
Consumer Discretionary	15.0
Consumer Staples	6.4
Energy	5.1
Financials	19.0
Health Care	13.8
Industrials	21.8
Information Technology	13.5
Materials	9.6
Real Estate	10.3
Utilities	2.7

Total	124.5%

Securities Sold Short
Equity Securities
Communication Services	(0.6)%
Consumer Discretionary	(9.7)
Consumer Staples	(4.3)
Energy	(2.5)
Financials	(11.5)
Health Care	(3.6)
Industrials	(12.2)
Information Technology	(5.4)
Materials	(3.1)
Real Estate	(4.6)
Utilities	(3.7)

Total	(61.2)

Other Assets & Liabilities	36.7

Total	100%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

25

Hartford Long/Short Global Equity Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Composition by Country(1)

as of October 31, 2018

Country	Percentage of Net Assets
Long Positions
Argentina	0.6%
Australia	0.8
Brazil	2.4
Canada	4.6
China	2.6
Denmark	1.2
France	2.1
Germany	4.2
Hong Kong	1.0
India	1.2
Indonesia	0.5
Ireland	1.8
Italy	2.1
Japan	12.5
Jordan	0.9
Luxembourg	0.6
Malaysia	0.7
Mexico	1.6
Netherlands	1.3
New Zealand	1.4
Norway	1.5
Russia	0.6
Singapore	1.1
South Africa	0.6
South Korea	1.2
Spain	2.0
Sweden	1.3
United Kingdom	4.3
United States	65.8

Total Long Positions	122.5

Securities Sold Short	(59.2)
Other Assets and Liabilities	36.7
Total	100%

Country	Percentage of Net Assets
Securities Sold Short
Australia	(1.6)%
Austria	(0.5)
Belgium	(0.6)
Canada	(2.2)
China	(0.9)
France	(1.7)
Germany	(0.3)
Hong Kong	(0.7)
Ireland	(0.3)
Italy	(0.2)
Japan	(9.2)
Jersey	(0.4)
Netherlands	(0.4)
New Zealand	(1.2)
Norway	(0.1)
Singapore	(0.6)
South Africa	(1.5)
Spain	(1.1)
Sweden	(0.5)
Switzerland	(1.2)
United Kingdom	(2.6)
United States	(33.4)

Total	(61.2)%

(1)

The table above is based on Bloomberg’s country of risk classifications. For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

26

Hartford International/Global Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2018 through October 31, 2018. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio
Hartford Emerging Markets Equity Fund
Class A	$1,000.00	$830.70	$6.46	$1,000.00	$1,018.15	$7.12	1.40%
Class C	$1,000.00	$827.90	$10.14	$1,000.00	$1,014.12	$11.17	2.20%
Class I	$1,000.00	$833.20	$5.04	$1,000.00	$1,019.71	$5.55	1.09%
Class R3	$1,000.00	$830.50	$7.66	$1,000.00	$1,016.84	$8.44	1.66%
Class R4	$1,000.00	$831.50	$6.37	$1,000.00	$1,018.25	$7.02	1.38%
Class R5	$1,000.00	$832.30	$5.13	$1,000.00	$1,019.61	$5.65	1.11%
Class R6	$1,000.00	$833.20	$4.53	$1,000.00	$1,020.27	$4.99	0.98%
Class Y	$1,000.00	$833.00	$4.71	$1,000.00	$1,020.06	$5.19	1.02%
Class F	$1,000.00	$832.50	$4.53	$1,000.00	$1,020.27	$4.99	0.98%

Hartford Environmental Opportunities Fund
Class A	$1,000.00	$907.50	$4.86	$1,000.00	$1,020.11	$5.14	1.01%
Class C	$1,000.00	$907.50	$4.52	$1,000.00	$1,020.47	$4.79	0.94%
Class I	$1,000.00	$909.10	$2.98	$1,000.00	$1,022.08	$3.16	0.62%
Class R3	$1,000.00	$907.40	$4.38	$1,000.00	$1,020.62	$4.63	0.91%
Class R4	$1,000.00	$908.30	$4.14	$1,000.00	$1,020.87	$4.38	0.86%
Class R5	$1,000.00	$909.10	$3.85	$1,000.00	$1,021.17	$4.08	0.80%
Class R6	$1,000.00	$909.20	$3.27	$1,000.00	$1,021.78	$3.47	0.68%
Class Y	$1,000.00	$909.10	$3.32	$1,000.00	$1,021.73	$3.52	0.69%
Class F	$1,000.00	$908.90	$3.32	$1,000.00	$1,021.73	$3.52	0.69%

27

Hartford International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio
Hartford International Equity Fund
Class A	$1,000.00	$868.50	$4.47	$1,000.00	$1,020.42	$4.84	0.95%
Class C	$1,000.00	$865.20	$8.18	$1,000.00	$1,016.43	$8.84	1.74%
Class I	$1,000.00	$869.70	$3.02	$1,000.00	$1,021.98	$3.26	0.64%
Class R3	$1,000.00	$866.30	$5.93	$1,000.00	$1,018.85	$6.41	1.26%
Class R4	$1,000.00	$867.80	$4.52	$1,000.00	$1,020.37	$4.89	0.96%
Class R5	$1,000.00	$872.40	$3.11	$1,000.00	$1,021.88	$3.36	0.66%
Class R6	$1,000.00	$876.30	$2.51	$1,000.00	$1,022.53	$2.70	0.53%
Class Y	$1,000.00	$872.80	$2.69	$1,000.00	$1,022.33	$2.91	0.57%
Class F	$1,000.00	$871.80	$2.55	$1,000.00	$1,022.48	$2.75	0.54%

The Hartford International Growth Fund
Class A	$1,000.00	$882.20	$6.17	$1,000.00	$1,018.65	$6.61	1.30%
Class C	$1,000.00	$878.40	$9.71	$1,000.00	$1,014.87	$10.41	2.05%
Class I	$1,000.00	$883.70	$4.65	$1,000.00	$1,020.27	$4.99	0.98%
Class R3	$1,000.00	$881.10	$7.54	$1,000.00	$1,017.19	$8.08	1.59%
Class R4	$1,000.00	$882.60	$6.12	$1,000.00	$1,018.70	$6.56	1.29%
Class R5	$1,000.00	$883.50	$4.70	$1,000.00	$1,020.22	$5.04	0.99%
Class R6	$1,000.00	$884.00	$4.04	$1,000.00	$1,020.92	$4.33	0.85%
Class Y	$1,000.00	$883.90	$4.27	$1,000.00	$1,020.67	$4.58	0.90%
Class F	$1,000.00	$883.80	$4.18	$1,000.00	$1,020.77	$4.48	0.88%

The Hartford International Opportunities Fund
Class A	$1,000.00	$866.90	$5.22	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$863.70	$8.78	$1,000.00	$1,015.78	$9.50	1.87%
Class I	$1,000.00	$868.50	$3.77	$1,000.00	$1,021.17	$4.08	0.80%
Class R3	$1,000.00	$865.50	$6.68	$1,000.00	$1,018.05	$7.22	1.42%
Class R4	$1,000.00	$867.30	$5.22	$1,000.00	$1,019.61	$5.65	1.11%
Class R5	$1,000.00	$868.00	$3.77	$1,000.00	$1,021.17	$4.08	0.80%
Class R6	$1,000.00	$869.20	$3.30	$1,000.00	$1,021.68	$3.57	0.70%
Class Y	$1,000.00	$868.20	$3.53	$1,000.00	$1,021.43	$3.82	0.75%
Class F	$1,000.00	$868.60	$3.30	$1,000.00	$1,021.68	$3.57	0.70%

The Hartford International Small Company Fund
Class A	$1,000.00	$831.80	$6.69	$1,000.00	$1,017.90	$7.38	1.45%
Class C	$1,000.00	$828.60	$10.28	$1,000.00	$1,013.96	$11.32	2.23%
Class I	$1,000.00	$832.90	$5.04	$1,000.00	$1,019.71	$5.55	1.09%
Class R3	$1,000.00	$830.70	$7.61	$1,000.00	$1,016.89	$8.39	1.65%
Class R4	$1,000.00	$832.60	$6.24	$1,000.00	$1,018.40	$6.87	1.35%
Class R5	$1,000.00	$833.60	$4.85	$1,000.00	$1,019.91	$5.35	1.05%
Class Y	$1,000.00	$833.70	$4.67	$1,000.00	$1,020.11	$5.14	1.01%
Class F	$1,000.00	$834.10	$4.58	$1,000.00	$1,020.22	$5.04	0.99%

The Hartford International Value Fund
Class A	$1,000.00	$872.90	$5.71	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$869.50	$9.05	$1,000.00	$1,015.53	$9.75	1.92%
Class I	$1,000.00	$874.10	$4.25	$1,000.00	$1,020.67	$4.58	0.90%
Class R3	$1,000.00	$870.80	$7.31	$1,000.00	$1,017.39	$7.88	1.55%
Class R4	$1,000.00	$872.60	$5.90	$1,000.00	$1,018.90	$6.36	1.25%
Class R5	$1,000.00	$873.90	$4.44	$1,000.00	$1,020.47	$4.79	0.94%
Class Y	$1,000.00	$873.90	$4.20	$1,000.00	$1,020.72	$4.53	0.89%
Class F	$1,000.00	$874.80	$3.92	$1,000.00	$1,021.02	$4.23	0.83%

Hartford Long/Short Global Equity Fund
Class A	$1,000.00	$900.20	$10.15	$1,000.00	$1,014.52	$10.76	2.12%
Class C	$1,000.00	$899.00	$11.54	$1,000.00	$1,013.06	$12.23	2.41%
Class I	$1,000.00	$900.80	$9.44	$1,000.00	$1,015.28	$10.01	1.97%
Class Y	$1,000.00	$900.80	$9.82	$1,000.00	$1,014.87	$10.41	2.05%
Class F	$1,000.00	$900.80	$8.48	$1,000.00	$1,016.28	$9.00	1.77%

28

Hartford Emerging Markets Equity Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3%
	Brazil - 4.2%
185,421	Banco do Brasil S.A.*	$2,129,987
28,501	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	111,814
145,801	Estacio Participacoes S.A.	906,188
53,259	IRB Brasil Resseguros S.A.	1,036,987
19,351	Porto Seguro S.A.	282,764
19,205	SLC Agricola S.A.	294,564
32,168	Sul America S.A. UNIT	214,367
29,509	Transmissora Alianca de Energia Eletrica S.A. UNIT	176,507
41,849	Vale S.A.	637,715

		5,790,893

	Cayman Islands - 0.4%
84,555	Chlitina Holding Ltd.	565,265

	Chile - 0.2%
91,494	Empresas CMPC S.A.	313,220

	China - 25.1%
79,656	Agile Group Holdings Ltd.	91,520
1,130,999	Agricultural Bank of China Ltd. Class H	497,843
21,001	Alibaba Group Holding Ltd. ADR*	2,988,022
735,727	Angang Steel Co., Ltd. Class H	629,161
137,586	Anhui Conch Cement Co., Ltd. Class H	713,127
202,206	ANTA Sports Products Ltd.	834,816
11,593	Autohome, Inc. ADR(1)	839,101
1,850	Baidu, Inc. ADR*	351,611
2,527,068	Bank of China Ltd. Class H	1,076,636
2,774,874	Bank of Communications Co., Ltd. Class H	2,084,641
504,038	Bank of Shanghai Co., Ltd. Class A	885,181
101,857	BYD Electronic International Co., Ltd.	119,859
647,089	China Cinda Asset Management Co., Ltd. Class H	158,849
193,349	China CITIC Bank Corp. Ltd. Class H	119,844
653,809	China Communications Services Corp. Ltd. Class H	529,828
50,536	China Conch Venture Holdings Ltd.	142,187
2,131,161	China Construction Bank Corp. Class H	1,691,176
75,373	China Everbright Bank Co., Ltd. Class H	33,643
187,418	China Evergrande Group(1)	449,386
304,258	China Huarong Asset Management Co. Ltd. Class H(2)	55,243
12,155	China International Travel Service Corp. Ltd. Class A	94,114
1,106,726	China Minsheng Banking Corp. Ltd. Class H	817,203
702,318	China Oriental Group Co., Ltd.	557,245
2,285,754	China Petroleum & Chemical Corp. Class H	1,861,920
834,340	China Telecom Corp. Ltd. Class H	394,753
454,787	Chongqing Rural Commercial Bank Co., Ltd. Class H	251,222
1,197,937	CNOOC Ltd.	2,040,061
258,803	CSPC Pharmaceutical Group Ltd.	551,459
211,017	Daqin Railway Co., Ltd. Class A	244,605
839,159	Dongfeng Motor Group Co., Ltd. Class H	829,182
165,846	Fosun International Ltd.	243,319
570,572	Future Land Development Holdings Ltd.	329,124
128,880	Geely Automobile Holdings Ltd.	248,352
88,948	Gree Electric Appliances, Inc. of Zhuhai Class A*	488,674
395,878	Greentown China Holdings Ltd.	276,663
334,879	Huaxia Bank Co., Ltd. Class A	385,045
1,423,985	Industrial & Commercial Bank of China Ltd. Class H	966,135
73,739	Industrial Bank Co., Ltd. Class A	171,190
6,827	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. Class A	87,036
769,719	Luye Pharma Group Ltd.(1)(2)	597,472
641,858	Maanshan Iron & Steel Co., Ltd. Class H(1)	345,659
21,568	Momo, Inc. ADR*	724,038
427,443	PetroChina Co., Ltd. Class H	307,342
93,884	Ping An Insurance Group Co. of China Ltd. Class H	887,582
1,174,300	Postal Savings Bank of China Co., Ltd. Class H(2)	702,594
177,819	Sany Heavy Industry Co., Ltd. Class A	201,871

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	China - 25.1% - (continued)
420,041	Sino-Ocean Group Holdings Ltd.	$165,116
573,600	Sinopec Shanghai Petrochemical Co., Ltd. Class H	252,065
182,830	Sinotruk Hong Kong Ltd.	264,367
117,594	Tencent Holdings Ltd.	4,028,684
158,612	Tianneng Power International Ltd.	127,288
142,331	Tingyi Cayman Islands Holding Corp.	210,885
202,983	Uni-President China Holdings Ltd.	197,470
89,936	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(2)	308,243
165,176	Yihai International Holding Ltd.(1)	362,965

		34,812,617

	Colombia - 0.7%
43,281	Ecopetrol S.A. ADR(1)	1,006,716

	Czech Republic - 0.2%
10,289	CEZ AS	244,812

	Greece - 0.2%
8,038	Motor Oil Hellas Corinth Refineries S.A.	190,279

	Hong Kong - 6.2%
333,451	China Mobile Ltd.	3,123,728
631,499	China Resources Cement Holdings Ltd.	560,568
257,599	China Resources Gas Group Ltd.	987,364
94,903	China Resources Land Ltd.	322,784
125,504	China Taiping Insurance Holdings Co., Ltd.	421,566
258,244	China Water Affairs Group Ltd.	233,720
920,284	CITIC Ltd.	1,382,735
144,830	Kingboard Holdings Ltd.	389,046
656,005	Kingboard Laminates Holdings Ltd.	503,609
51,497	Shimao Property Holdings Ltd.	101,472
640,330	Sino Biopharmaceutical Ltd.	577,956

		8,604,548

	Hungary - 0.5%
40,702	MOL Hungarian Oil & Gas plc	426,771
5,431	OTP Bank Nyrt	195,111

		621,882

	India - 7.4%
218,928	GAIL India Ltd.	1,109,193
12,731	Graphite India Ltd.	163,915
25,717	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	115,662
41,266	HCL Technologies Ltd.	589,941
3,581	HEG Ltd.	208,247
48,188	Hexaware Technologies Ltd.	218,795
111,442	Hindalco Industries Ltd.	332,272
114,124	Infosys Ltd.	1,054,626
194,201	JSW Steel Ltd.	891,601
48,910	Jubilant Foodworks Ltd.	717,994
31,501	Jubilant Life Sciences Ltd.	283,086
48,436	KPIT Technologies Ltd.	145,194
60,704	Mindtree Ltd.	699,516
43,875	NIIT Technologies Ltd.	728,671
465,324	Oil & Natural Gas Corp. Ltd.	963,896
57,465	Phillips Carbon Black Ltd.	176,015
472,228	Power Finance Corp. Ltd.	609,963
12,312	Radico Khaitan Ltd.	65,504
135,714	REC Ltd.	213,647
57,216	Sun TV Network Ltd.	503,195
100,607	Wipro Ltd.	450,389

		10,241,322

	Indonesia - 0.9%
303,559	Bank Negara Indonesia Persero Tbk PT	146,572
796,285	Bukit Asam Tbk PT	223,634
731,375	Erajaya Swasembada Tbk PT	81,804
47,210	Gudang Garam Tbk PT	225,050

The accompanying notes are an integral part of these financial statements.

29

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Indonesia - 0.9% - (continued)
377,600	Indah Kiat Pulp & Paper Corp. Tbk PT	$316,450
117,692	United Tractors Tbk PT	259,844

		1,253,354

	Malaysia - 1.3%
566,478	Genting Bhd	994,133
157,306	Malaysia Airports Holdings Bhd	312,675
176,424	MISC Bhd	256,841
397,852	Sime Darby Bhd	209,277

		1,772,926

	Mexico - 3.5%
147,101	Alfa S.A.B. de C.V. Class A	155,550
967,207	America Movil S.A.B. de C.V. Class L	699,458
337,596	Grupo Financiero Banorte S.A.B. de C.V. Class O	1,861,218
7,357	Grupo Televisa S.A.B. ADR	105,794
797,908	Wal-Mart de Mexico S.A.B. de C.V.	2,040,212

		4,862,232

	Philippines - 0.0%
334,326	Megaworld Corp.	27,584

	Poland - 1.2%
10,137	CD Projekt S.A.*	417,307
17,282	Jastrzebska Spolka Weglowa S.A.*	332,247
243	LPP S.A.	496,798
17,728	Polski Koncern Naftowy ORLEN S.A.	426,312

		1,672,664

	Russia - 1.9%
102,584	Gazprom PJSC ADR	485,067
12,404	LUKOIL PJSC ADR	924,828
6,938	Novolipetsk Steel PJSC GDR	167,061
63,988	Sberbank of Russia PJSC ADR	752,910
35,457	Surgutneftegas PJSC ADR	140,903
2,248	Tatneft PJSC ADR	157,789

		2,628,558

	Singapore - 0.4%
531,979	IGG, Inc.	563,955

	South Africa - 6.6%
100,920	Absa Group Ltd.	1,019,724
17,859	African Rainbow Minerals Ltd.	151,189
5,446	Anglo American Platinum Ltd.	177,307
33,907	Barloworld Ltd.	276,371
8,078	Bid Corp. Ltd.	151,251
78,294	Exxaro Resources Ltd.	800,780
33,505	Investec Ltd.	208,423
33,324	Kumba Iron Ore Ltd.	653,375
72,357	Mondi Ltd.	1,731,763
174,172	MTN Group Ltd.	1,011,404
9,548	Naspers Ltd. Class N	1,674,727
6,494	Nedbank Group Ltd.	109,782
398,092	Old Mutual Ltd.	606,009
10,738	Sasol Ltd.	350,917
42,620	Truworths International Ltd.	233,462

		9,156,484

	South Korea - 16.3%
48,344	BNK Financial Group, Inc.	322,901
7,878	Daelim Industrial Co., Ltd.	527,415
1,924	F&F Co., Ltd.	88,486
22,941	Hana Financial Group, Inc.	772,782
11,642	Hanwha Corp.	288,349
5,189	Hotel Shilla Co., Ltd.	327,029
1,715	Hyundai Mobis Co., Ltd.	286,477
32,378	Industrial Bank of Korea	422,808
37,657	KB Financial Group, Inc.	1,568,196

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	South Korea - 16.3% - (continued)
22,116	Kia Motors Corp.	$552,805
14,834	Korea Gas Corp.*	680,498
78,469	KT Corp. ADR	1,086,011
3,268	Kumho Petrochemical Co., Ltd.	248,261
3,529	LG Corp.	205,608
3,447	POSCO	788,994
4,041	Samsung Electro-Mechanics Co., Ltd.	421,816
196,851	Samsung Electronics Co., Ltd.	7,369,273
42,756	Shinhan Financial Group Co., Ltd.	1,592,482
2,604	Shinsegae International, Inc.	338,151
1,794	Shinsegae, Inc.	409,609
45,752	SK Hynix, Inc.	2,755,430
3,571	SK Telecom Co., Ltd.	839,044
48,977	Woori Bank	678,624

		22,571,049

	Taiwan - 12.9%
512,844	Asia Cement Corp.	543,756
1,521,356	AU Optronics Corp.	594,402
121,559	Catcher Technology Co., Ltd.	1,229,105
465,306	Cathay Financial Holding Co., Ltd.	738,754
196,262	Chailease Holding Co., Ltd.	562,911
348,874	China Life Insurance Co., Ltd.	331,587
528,474	Far Eastern New Century Corp.	531,548
54,563	Feng TAY Enterprise Co., Ltd.	328,232
269,110	Formosa Chemicals & Fibre Corp.	976,615
863,243	Fubon Financial Holding Co., Ltd.	1,354,346
375,969	HannStar Display Corp.	82,951
1,248,990	Innolux Corp.	379,249
160,298	Micro-Star International Co., Ltd.	357,091
118,577	Pou Chen Corp.	120,326
183,919	Radiant Opto-Electronics Corp.	483,344
2,451,561	Shin Kong Financial Holding Co., Ltd.	808,287
477,503	SinoPac Financial Holdings Co., Ltd.	162,433
288,560	Taiwan Cement Corp.	324,366
482,568	Taiwan Semiconductor Manufacturing Co., Ltd.	3,622,822
59,386	TCI Co., Ltd.	831,930
136,569	TPK Holding Co., Ltd.	212,933
660,119	Uni-President Enterprises Corp.	1,600,031
891,925	United Microelectronics Corp.	339,896
906,834	Walsin Lihwa Corp.	451,025
19,170	Walsin Technology Corp.	81,007
35,467	Yageo Corp.	363,683
1,015,067	Yuanta Financial Holding Co., Ltd.	493,626

		17,906,256

	Thailand - 2.6%
31,100	Bangkok Bank PCL	199,180
145,866	Krung Thai Bank PCL	88,444
404,240	Krungthai Card PCL	423,751
183,702	PTT Exploration & Production PCL	773,045
267,477	PTT Global Chemical PCL	621,289
822,013	PTT PCL	1,233,639
1,703,329	Quality Houses PCL	161,341
59,168	Tisco Financial Group PCL	140,557

		3,641,246

	Turkey - 1.1%
128,219	Eregli Demir ve Celik Fabrikalari T.A.S.	208,075
37,927	Ford Otomotiv Sanayi AS	407,296
15,186	TAV Havalimanlari Holding AS	63,224
111,145	Tekfen Holding AS	423,141
90,336	Turk Hava Yollari AO*	227,546
209,864	Turkiye Sise ve Cam Fabrikalari AS	177,734

		1,507,016

The accompanying notes are an integral part of these financial statements.

30

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	United Arab Emirates - 0.5%
1,111,538	Aldar Properties PJSC	$523,518
45,665	First Abu Dhabi Bank PJSC	171,912

		695,430

	Total Common Stocks (cost $141,023,393)	$130,650,308

PREFERRED STOCKS - 4.5%
	Brazil - 4.5%
45,100	Banco Bradesco S.A.	$415,674
75,700	Banco do Estado do Rio Grande do Sul S.A. Class B, 4.34%	403,978
7,300	Cia Brasileira de Distribuicao	153,434
40,100	Gerdau S.A.	175,205
867,721	Itausa - Investimentos Itau S.A.	2,620,767
286,500	Petroleo Brasileiro S.A.	2,126,328
35,900	Telefonica Brasil S.A.*	416,928

		6,312,314

	Total Preferred Stocks (cost $6,030,459)	$6,312,314

	Total Long-Term Investments (cost $147,053,852)	$136,962,622

SHORT-TERM INVESTMENTS - 3.6%
	Other Investment Pools & Funds - 1.9%
2,641,588	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.07%(3)	$2,641,588

	Securities Lending Collateral - 1.7%
113,574	Citibank NA DDCA, 2.19%, 11/1/2018(3)	113,574
879,507	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(3)	879,507
258,492	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(3)	258,492
627,456	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(3)	627,456
120,072	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(3)	120,072

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.6% - (continued)
	Securities Lending Collateral - 1.7% - (continued)
272,386	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(3)	$272,386

		2,271,487

	Total Short-Term Investments (cost $4,913,075)	$4,913,075

Total Investments (cost $151,966,927)	102.4%	$141,875,697
Other Assets and Liabilities	(2.4)%	(3,285,108)

Total Net Assets	100.0%	$138,590,589

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $1,663,552, representing 1.2% of net assets.

(3)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Market Index Future	31	12/21/2018	$1,482,885	$21,574

Total futures contracts				$21,574

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

31

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2018

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
GDR	Global Depositary Receipt
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$5,790,893	$5,790,893	$—	$—
Cayman Islands	565,265	—	565,265	—
Chile	313,220	313,220	—	—
China	34,812,617	4,902,772	29,909,845	—
Colombia	1,006,716	1,006,716	—	—
Czech Republic	244,812	—	244,812	—
Greece	190,279	190,279	—	—
Hong Kong	8,604,548	—	8,604,548	—
Hungary	621,882	—	621,882	—
India	10,241,322	—	10,241,322	—
Indonesia	1,253,354	—	1,253,354	—
Malaysia	1,772,926	—	1,772,926	—
Mexico	4,862,232	4,862,232	—	—
Philippines	27,584	—	27,584	—
Poland	1,672,664	—	1,672,664	—
Russia	2,628,558	—	2,628,558	—
Singapore	563,955	—	563,955	—
South Africa	9,156,484	359,612	8,796,872	—
South Korea	22,571,049	1,086,011	21,485,038	—
Taiwan	17,906,256	—	17,906,256	—
Thailand	3,641,246	3,442,066	199,180	—
Turkey	1,507,016	—	1,507,016	—
United Arab Emirates	695,430	523,518	171,912	—
Preferred Stocks	6,312,314	6,312,314	—	—
Short-Term Investments	4,913,075	4,913,075	—	—
Futures Contracts(2)	21,574	21,574	—	—

Total	$141,897,271	$33,724,282	$108,172,989	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

32

Hartford Environmental Opportunities Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Austria - 1.3%
43,113	Zumtobel Group AG*(1)	$390,946

	Brazil - 2.5%
52,880	Cia de Saneamento do Parana	733,912

	Chile - 1.2%
36,163	Antofagasta plc	361,992

	China - 7.1%
61,000	BYD Co., Ltd. Class H(1)	392,400
1,298,607	China Longyuan Power Group Corp. Ltd. Class H	988,244
2,765,590	Huaneng Renewables Corp. Ltd. Class H	711,792

		2,092,436

	France - 4.6%
23,408	Cie de Saint-Gobain	881,813
36,517	Rexel S.A.	465,494

		1,347,307

	Germany - 2.3%
5,895	Siemens AG	677,611

	Ireland - 2.3%
8,961	Aptiv plc	688,205

	Japan - 7.8%
6,010	Daikin Industries Ltd.	696,631
33,165	Fujitsu General Ltd.	496,809
12,635	Kyudenko Corp.	459,706
40,745	Sekisui Chemical Co., Ltd.	640,752

		2,293,898

	Netherlands - 1.8%
38,144	Arcadis N.V.(1)	514,225

	Spain - 3.3%
136,279	Iberdrola S.A.	964,286

	Sweden - 3.9%
24,454	Electrolux AB	508,149
1,639	Hexagon AB Class B	80,346
53,902	Nibe Industrier AB Class B	562,573

		1,151,068

	Switzerland - 1.9%
28,054	ABB Ltd.	564,490

	United Kingdom - 2.8%
110,824	Smart Metering Systems plc	814,856

	United States - 55.0%
16,361	AquaVenture Holdings Ltd.*	274,047
20,262	Avangrid, Inc.	952,517
14,075	Clean Harbors, Inc.*	957,663
34,477	Clearway Energy, Inc.	676,094
9,088	Eaton Corp. plc	651,337
16,062	Edison International	1,114,542
24,174	First Solar, Inc.*	1,010,473
7,568	FMC Corp.	590,909
59,587	Green Plains, Inc.	1,015,363
39,580	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	821,285
4,833	Hubbell, Inc.	491,516
4,420	Illinois Tool Works, Inc.	563,859
20,089	Itron, Inc.*	1,047,440
18,432	Johnson Controls International plc	589,271
21,509	Mueller Water Products, Inc. Class A	220,682
5,385	NextEra Energy, Inc.	928,913
13,426	Pattern Energy Group, Inc. Class A	240,594
24,746	Skyline Champion Corp.	589,697
9,604	Tetra Tech, Inc.	634,248
5,603	Verisk Analytics, Inc.*	671,464
10,339	Waste Management, Inc.	925,030

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	United States - 55.0% - (continued)
7,070	Watts Water Technologies, Inc. Class A	$495,254
11,001	Xylem, Inc.	721,446

		16,183,644

	Total Common Stocks (cost $29,880,504)	$28,778,876

	Total Long-Term Investments (cost $29,880,504)	$28,778,876

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 1.7%
497,265	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.07%(2)	$497,265

	Securities Lending Collateral - 0.3%
3,735	Citibank NA DDCA, 2.19%, 11/1/2018(2)	3,735
28,923	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(2)	28,923
8,501	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(2)	8,501
20,634	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(2)	20,634
3,949	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(2)	3,949
8,958	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(2)	8,958

		74,700

	Total Short-Term Investments (cost $571,965)	$571,965

Total Investments (cost $30,452,469)	99.8%	$29,350,841
Other Assets and Liabilities	0.2%	65,687

Total Net Assets	100.0%	$29,416,528

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

33

Hartford Environmental Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Austria	$390,946	$—	$390,946	$—
Brazil	733,912	733,912	—	—
Chile	361,992	—	361,992	—
China	2,092,436	—	2,092,436	—
France	1,347,307	—	1,347,307	—
Germany	677,611	—	677,611	—
Ireland	688,205	688,205	—	—
Japan	2,293,898	—	2,293,898	—
Netherlands	514,225	—	514,225	—
Spain	964,286	—	964,286	—
Sweden	1,151,068	80,346	1,070,722	—
Switzerland	564,490	—	564,490	—
United Kingdom	814,856	—	814,856	—
United States	16,183,644	16,183,644	—	—
Short-Term Investments	571,965	571,965	—	—

Total	$29,350,841	$18,258,072	$11,092,769	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

34

Hartford International Equity Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2%
	Argentina - 0.0%
33,685	YPF S.A. ADR*	$505,275

	Australia - 1.3%
156,154	BHP Billiton plc	3,115,068
290,007	Resolute Mining Ltd.	214,394
1,534,843	South32 Ltd.	3,958,591
541,183	Treasury Wine Estates Ltd.	5,825,056
279,979	Western Areas Ltd.	447,534

		13,560,643

	Austria - 0.2%
58,506	ams AG*	2,279,233
40,301	Zumtobel Group AG*(1)	365,447

		2,644,680

	Belgium - 1.0%
21,514	Ageas	1,076,454
111,883	AGFA-Gevaert N.V.*	499,520
100,947	Groupe Bruxelles Lambert S.A.	9,388,385
22,903	Orange Belgium S.A.	411,426

		11,375,785

	Brazil - 1.8%
197,000	Banco do Brasil S.A.*	2,262,999
911,644	BR Malls Participacoes S.A.*	3,111,078
283,400	Localiza Rent a Car S.A.	2,189,373
154,270	Petroleo Brasileiro S.A. ADR	2,506,887
124,200	Raia Drogasil S.A.	2,096,532
74,981	StoneCo Ltd. Class A*	2,151,205
137,900	Ultrapar Participacoes S.A.	1,639,682
249,203	Vale S.A. ADR	3,762,965

		19,720,721

	British Virgin Islands - 0.2%
149,971	J2 Acquisition Ltd.*(2)	1,357,238
72,280	Ocean Outdoor Ltd.*(2)(3)(4)	692,081

		2,049,319

	Canada - 3.6%
104,319	Advantage Oil & Gas Ltd.*	233,766
130,369	ARC Resources Ltd.	1,214,117
242,716	Barrick Gold Corp.	3,040,288
273,819	Cameco Corp.	2,932,772
52,075	Canadian National Railway Co.	4,451,761
105,912	Canadian Natural Resources Ltd.	2,894,332
112,186	Centerra Gold, Inc.*	438,023
94,294	Descartes Systems Group, Inc.*	2,885,155
229,787	Eldorado Gold Corp.*	151,958
667,412	Encana Corp.	6,813,793
16,600	Intact Financial Corp.	1,311,532
118,692	Kinross Gold Corp.*	307,412
61,481	Magna International, Inc.	3,026,764
34,288	Northern Dynasty Minerals Ltd.*(1)	16,148
123,066	Painted Pony Energy Ltd.*(1)	195,380
75,749	PrairieSky Royalty Ltd.(1)	1,150,807
1,036,325	StorageVault Canada, Inc.(1)	2,031,006
113,561	Tourmaline Oil Corp.	1,656,251
165,490	Trican Well Service Ltd.*	226,277
529,492	Tricon Capital Group, Inc.	4,207,138
74,057	Uranium Participation Corp.*	255,398

		39,440,078

	Chile - 0.7%
584,781	Empresas CMPC S.A.	2,001,936
383,739	Empresas COPEC S.A.	5,366,566

		7,368,502

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	China - 6.2%
1,207,760	361 Degrees International Ltd.	$281,029
84,526	Alibaba Group Holding Ltd. ADR*	12,026,359
571,059	Anhui Conch Cement Co., Ltd. Class A	2,696,898
13,327	BeiGene Ltd. ADR*	1,678,402
1,453,350	China BlueChemical Ltd. Class H	498,208
2,024,707	China Construction Bank Corp. Class H	1,606,700
5,813,718	China Longyuan Power Group Corp. Ltd. Class H	4,424,257
786,570	China Machinery Engineering Corp. Class H	358,875
2,534,000	China Railway Group Ltd. Class H	2,264,665
556,000	China Shenhua Energy Co., Ltd. Class H	1,257,921
6,742,770	China Telecom Corp. Ltd. Class H	3,190,221
5,837,406	China Tower Corp. Ltd. Class H*(2)	885,815
2,170,800	CNOOC Ltd.	3,696,827
1,572,580	Daphne International Holdings Ltd.*	51,222
1,030,340	Dongfeng Motor Group Co., Ltd. Class H	1,018,090
333,120	ENN Energy Holdings Ltd.	2,842,370
344,980	Midea Group Co., Ltd. Class A	1,846,810
88,946	New Oriental Education & Technology Group, Inc. ADR*	5,204,231
2,307,940	PICC Property & Casualty Co., Ltd. Class H	2,243,409
414,140	Ping An Insurance Group Co. of China Ltd. Class H	3,915,291
1,113,000	Sinopec Engineering Group Co., Ltd. Class H	1,036,819
177,562	Sunny Optical Technology Group Co., Ltd.	1,550,273
312,294	Tencent Holdings Ltd.	10,698,961
232,745	Wuxi Biologics Cayman, Inc.*(2)	1,665,277

		66,938,930

	Colombia - 0.2%
116,948	Ecopetrol S.A. ADR	2,720,211

	Denmark - 0.3%
706	AP Moller - Maersk A/S Class B	891,120
33,096	D/S Norden A/S*	457,105
29,291	DSV A/S	2,349,858

		3,698,083

	Finland - 0.1%
98,804	Nokia Oyj	558,103

	France - 9.2%
106,272	Air France-KLM*	1,027,457
55,180	Airbus SE	6,098,175
98,725	Alstom S.A.	4,311,583
95,668	BNP Paribas S.A.	4,985,646
33,732	Capgemini SE	4,118,836
250,269	Cie de Saint-Gobain	9,427,992
8,601	Coface S.A.	85,951
168,848	Danone S.A.	11,956,693
65,656	Engie S.A.(1)	872,384
30,333	EssilorLuxottica S.A.	4,142,836
10,992	L’Oreal S.A.	2,476,566
69,994	Maisons du Monde S.A.	1,754,666
8,604	Metropole Television S.A.	166,537
23,902	Neopost S.A.	768,862
571,966	Orange S.A.	8,927,445
74,910	Pernod Ricard S.A.	11,422,771
128,611	Peugeot S.A.	3,057,184
4,455	Renault S.A.	332,672
63,541	Rexel S.A.	809,977
24,773	Safran S.A.	3,201,362
65,719	Schneider Electric SE	4,752,213
33,347	Societe Generale S.A.	1,222,426
1,153	Sopra Steria Group	127,704
69,961	Television Francaise	711,584
50,791	Total S.A.	2,980,184
17,699	Unibail-Rodamco-Westfield	3,202,793
98,106	Valeo S.A.	3,164,336

The accompanying notes are an integral part of these financial statements.

35

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	France - 9.2% - (continued)
8,358	Vicat S.A.	$449,164
33,906	Vinci S.A.(1)	3,017,614

		99,573,613

	Germany - 5.2%
65,245	Allianz SE	13,591,828
24,457	Beiersdorf AG	2,528,788
82,228	CECONOMY AG	420,159
1,144,252	E.ON SE	11,064,988
13,752	Hamburger Hafen und Logistik AG	291,310
9,297	Henkel AG & Co. KGaA	1,015,741
120,518	Infineon Technologies AG	2,414,806
48,095	Metro AG	723,507
40,138	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,621,060
32,897	RWE AG	639,985
10,546	Salzgitter AG	421,502
15,705	Volkswagen AG	2,638,486
209,715	Vonovia SE	9,583,238
58,164	Zalando SE*(2)	2,248,338

		56,203,736

	Greece - 0.4%
221,852	Fourlis Holdings S.A.*	1,089,545
206,439	Hellenic Telecommunications Organization S.A.	2,300,639
93,128	OPAP S.A.	874,939

		4,265,123

	Hong Kong - 1.9%
333,518	AIA Group Ltd.	2,537,086
454,895	AMVIG Holdings Ltd.	113,696
137,900	China Mobile Ltd.	1,291,830
398,000	China Overseas Land & Investment Ltd.	1,251,248
1,173,757	China Resources Cement Holdings Ltd.	1,041,918
4,791,190	China Unicom Hong Kong Ltd.	5,011,340
216,000	CST Group Ltd.*	661
47,580	Dah Sing Financial Holdings Ltd.	255,407
12,626,250	G-Resources Group Ltd.*	80,781
383,700	Health and Happiness H&H International Holdings Ltd.*	2,189,560
2,497,210	Pacific Basin Shipping Ltd.	547,167
1,273,617	Sands China Ltd.	5,036,524
4,642,000	Shenzhen Investment Ltd.	1,336,081

		20,693,299

	Hungary - 0.3%
368,548	Magyar Telekom Telecommunications plc	502,583
71,539	OTP Bank Nyrt	2,570,069

		3,072,652

	India - 1.8%
179,628	Allahabad Bank*	107,410
164,089	Bharat Financial Inclusion Ltd.*	1,949,690
140,746	Canara Bank*	498,556
173,506	Corp. Bank*	62,924
211,179	Havells India Ltd.	1,848,816
42,713	HDFC Bank Ltd. ADR	3,797,613
656,852	ICICI Bank Ltd.	3,150,472
484,360	ICICI Bank Ltd. ADR	4,596,576
343,641	Infosys Ltd. ADR	3,254,280
46,461	Nava Bharat Ventures Ltd.	72,798
253,906	NTPC Ltd.	548,206

		19,887,341

	Ireland - 1.1%
499,134	Bank of Ireland Group plc	3,526,683
1,208,070	Cairn Homes plc*	1,940,279

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Ireland - 1.1% - (continued)
86,460	CRH plc	$2,578,944
1,996,813	Glenveagh Properties plc*(2)	1,890,774
1,236,371	Hibernia plc REIT	1,971,824

		11,908,504

	Israel - 0.3%
178,419	Teva Pharmaceutical Industries Ltd. ADR	3,564,812

	Italy - 2.9%
78,517	Assicurazioni Generali S.p.A.	1,267,016
139,279	Banca Popolare dell’Emilia Romagna SC	528,564
297,587	Davide Campari-Milano S.p.A.	2,290,302
450,997	Eni S.p.A.	8,009,594
20,984	Ferrari N.V.	2,457,263
220,947	FinecoBank Banca Fineco S.p.A.	2,309,255
112,752	Geox S.p.A.	203,774
297,403	Leonardo S.p.A.	3,224,056
61,213	Moncler S.p.A.	2,125,792
413,854	Pirelli & C. S.p.A.*(2)	3,041,353
179,395	Saipem S.p.A.*	981,063
365,500	UniCredit S.p.A.	4,672,975

		31,111,007

	Japan - 18.1%
31,280	Aisan Industry Co., Ltd.	234,206
1,595	Alpha Systems, Inc.	37,978
254,833	Aozora Bank Ltd.	8,793,365
42,950	Avex, Inc.	577,930
11,890	Benesse Holdings, Inc.	331,596
30,180	Canon, Inc.	859,629
14,060	Cawachi Ltd.	260,945
43,185	Central Japan Railway Co.	8,287,572
53,180	Chiyoda Corp.	264,621
14,520	Chubu Steel Plate Co., Ltd.	80,982
93,860	Citizen Watch Co., Ltd.	540,254
8,800	CMIC Holdings Co., Ltd.	163,383
59,960	Dai-ichi Life Holdings, Inc.	1,125,169
23,700	Daiwa House Industry Co., Ltd.	715,605
29,690	DeNA Co., Ltd.	493,858
113,263	East Japan Railway Co.	9,892,127
41,810	Eisai Co., Ltd.	3,481,952
10,550	Enplas Corp.	286,598
18,150	Exedy Corp.	447,048
25,475	Fuji Media Holdings, Inc.	413,458
19,325	Fujitsu Ltd.	1,175,701
55,810	Funai Electric Co., Ltd.*	271,883
12,605	Gendai Agency, Inc.	54,952
117,070	Gree, Inc.	489,933
18,480	Hisaka Works Ltd.	176,728
79,770	Hitachi Metals Ltd.	938,009
71,020	Honda Motor Co., Ltd.	2,027,304
20,610	Honeys Holdings Co., Ltd.	163,710
25,790	Hosiden Corp.	237,098
41,000	Ibiden Co., Ltd.	506,274
35,170	Ichiyoshi Securities Co., Ltd.	296,086
94,063	Inpex Corp.	1,071,058
31,720	Japan Petroleum Exploration Co., Ltd.	663,047
969,495	Japan Post Bank Co., Ltd.	11,303,094
16,370	Japan Steel Works Ltd.	345,936
66,900	Japan Tobacco, Inc.	1,719,016
41,460	JGC Corp.	802,535
59,140	JSR Corp.	881,374
154,214	KDDI Corp.	3,731,953
33,700	Keihin Corp.	663,551
88,110	Komatsu Ltd.	2,294,600
35,360	Kyoei Steel Ltd.	640,539
27,410	Maxell Holdings Ltd.	349,277

The accompanying notes are an integral part of these financial statements.

36

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Japan - 18.1% - (continued)
5,780	Melco Holdings, Inc.	$192,971
13,120	Miraial Co., Ltd.	119,362
36,321	Mitsubishi Heavy Industries Ltd.	1,280,378
1,238,459	Mitsubishi UFJ Financial Group, Inc.	7,495,759
167,480	Mitsui Fudosan Co., Ltd.	3,772,023
967,420	Mizuho Financial Group, Inc.	1,661,411
53,220	Nakayama Steel Works Ltd.	279,783
24,450	Neturen Co., Ltd.	215,330
226,420	Nexon Co., Ltd.*	2,582,829
175,000	NGK Insulators Ltd.	2,462,962
56,990	Nichicon Corp.	474,117
22,785	Nidec Corp.	2,926,615
30,230	Nikon Corp.	526,989
8,815	Nintendo Co., Ltd.	2,752,068
48,434	Nippon Television Holdings, Inc.	772,774
174,400	Nipro Corp.	2,220,847
28,730	Nishimatsuya Chain Co., Ltd.	255,729
883,604	Nissan Motor Co., Ltd.	8,038,815
35,372	Nissin Kogyo Co., Ltd.	514,633
52,360	NOK Corp.	753,400
332,554	NTT DOCOMO, Inc.	8,246,954
198,326	Ono Pharmaceutical Co., Ltd.	4,500,734
13,440	Pacific Metals Co., Ltd.	377,109
14,528	PAL GROUP Holdings Co., Ltd.	425,655
472,070	Pioneer Corp.*	422,698
8,440	Proto Corp.	111,895
12,160	Sankyo Co., Ltd.	464,278
22,250	Sanyo Shokai Ltd.	375,148
40,325	SCREEN Holdings Co., Ltd.	2,192,172
104,323	Secom Co., Ltd.	8,541,084
49,291	Sekisui House Ltd.	723,445
145,310	Seven & i Holdings Co., Ltd.	6,291,920
8,240	Shimamura Co., Ltd.	693,104
71,559	Shin-Etsu Chemical Co., Ltd.	5,979,505
25,580	Shinko Electric Industries Co., Ltd.	178,093
96,055	SoftBank Group Corp.	7,601,676
111,701	Sony Corp.	6,044,892
62,600	Sony Financial Holdings, Inc.	1,444,148
98,500	Sumitomo Electric Industries Ltd.	1,348,185
212,882	Sumitomo Mitsui Financial Group, Inc.	8,288,580
29,390	Sumitomo Mitsui Trust Holdings, Inc.	1,167,767
35,210	Sumitomo Riko Co., Ltd.	290,887
256,455	T&D Holdings, Inc.	4,099,615
35,380	Takeda Pharmaceutical Co., Ltd.	1,466,838
73,190	Tochigi Bank Ltd.	212,887
34,880	Tokai Rika Co., Ltd.	636,005
131,482	Tokio Marine Holdings, Inc.	6,194,396
17,010	Tokyo Seimitsu Co., Ltd.	409,041
78,950	Tokyo Steel Manufacturing Co., Ltd.	622,488
49,280	Toppan Forms Co., Ltd.	447,972
15,536	Toshiba Machine Co., Ltd.	294,211
40,180	Toyo Engineering Corp.*	323,864
221,375	Toyo Tire & Rubber Co., Ltd.	3,692,874
35,850	Toyoda Gosei Co., Ltd.	773,201
16,720	TV Asahi Holdings Corp.	312,144
15,200	Unipres Corp.	271,898
50,880	Ushio, Inc.	613,892
34,840	Xebio Holdings Co., Ltd.	482,890
330,360	Yahoo Japan Corp.	1,030,656
25,800	Yamato Kogyo Co., Ltd.	679,928

		195,665,458

	Kenya - 0.1%
4,202,200	Equity Group Holdings Ltd.	1,615,439

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Luxembourg - 0.3%
18,809	Spotify Technology S.A.*	$2,815,519

	Malaysia - 1.6%
2,276,833	IHH Healthcare Bhd	2,721,287
1,299,119	Kuala Lumpur Kepong Bhd	7,736,039
1,186,737	Public Bank Bhd	6,980,891

		17,438,217

	Mexico - 1.3%
7,455,537	America Movil S.A.B. de C.V. Class L	5,391,645
1,152,700	Grupo Financiero Banorte S.A.B. de C.V. Class O	6,355,008
867,800	Wal-Mart de Mexico S.A.B. de C.V.	2,218,923

		13,965,576

	Netherlands - 4.7%
64,713	AerCap Holdings N.V.*	3,240,827
86,968	Akzo Nobel N.V.	7,302,268
12,764	ASML Holding N.V.	2,198,523
34,351	Fugro N.V.*(1)	441,344
33,373	Heineken N.V.	3,002,478
444,873	ING Groep N.V.	5,263,289
37,329	InterXion Holding N.V.*	2,197,558
193,106	Koninklijke Philips N.V.	7,202,049
191,921	NN Group N.V.	8,240,732
240,104	PostNL N.V.	709,368
272,999	Royal Dutch Shell plc Class A	8,676,972
88,312	Royal Dutch Shell plc Class B	2,880,113

		51,355,521

	New Zealand - 0.2%
292,592	a2 Milk Co., Ltd.*(1)	2,032,229

	Norway - 0.3%
63,602	Yara International ASA	2,731,281

	Poland - 0.2%
134,339	Alior Bank S.A.*	2,016,536

	Portugal - 0.3%
102,642	CTT-Correios de Portugal S.A.	394,113
142,711	Galp Energia SGPS S.A.	2,481,493

		2,875,606

	Russia - 2.6%
238,768	Gazprom PJSC ADR	1,129,011
91,612	LUKOIL PJSC ADR	6,830,489
325,775	Rosneft Oil Co. PJSC GDR	2,282,466
415,834	Sberbank of Russia PJSC	1,198,130
250,020	Sberbank of Russia PJSC ADR	2,941,843
188,970	Surgutneftegas PJSC ADR	750,947
421,537	Yandex N.V. Class A*	12,700,910

		27,833,796

	South Africa - 0.2%
21,174	Anglo American Platinum Ltd.	689,368
210,900	Gold Fields Ltd.	557,567
126,562	Impala Platinum Holdings Ltd.*	232,567
562,680	Nampak Ltd.*	567,695
177,994	Raubex Group Ltd.	229,241

		2,276,438

	South Korea - 2.9%
22,460	CJ CGV Co., Ltd.	798,664
13,981	CJ CheilJedang Corp.	3,988,079
13,748	CJ ENM Co., Ltd.	2,735,394
16,839	Dentium Co., Ltd.	1,069,903
41,860	Hyundai Engineering & Construction Co., Ltd.	1,691,655
20,940	KB Financial Group, Inc.	872,029
36,492	Kia Motors Corp.	912,144
15,383	KT Corp.	387,037

The accompanying notes are an integral part of these financial statements.

37

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	South Korea - 2.9% - (continued)
2,827	LG Household & Health Care Ltd.	$2,599,723
10,723	NCSoft Corp.	4,052,833
9,309	NHN Entertainment Corp.*	375,767
280,449	Samsung Electronics Co., Ltd.	10,498,830
22,776	Shinhan Financial Group Co., Ltd.	848,310
66,897	Tongyang Life Insurance Co., Ltd.	332,143

		31,162,511

	Spain - 0.7%
254,164	CaixaBank S.A.	1,028,528
98,214	Cellnex Telecom S.A.*	2,443,199
140,063	Iberdrola S.A.	991,060
117,631	Metrovacesa S.A.*(2)	1,446,895
86,085	Neinor Homes S.A.*(2)	1,385,507
358,849	Unicaja Banco S.A.	459,358

		7,754,547

	Sweden - 0.7%
122,076	Assa Abloy AB Class B	2,428,184
91,811	Atlas Copco AB Class A	2,269,729
29,463	Essity AB Class B	672,389
2,210	Klarna Holding AB*(3)(4)(5)	277,000
146,747	Qliro Group AB*	193,630
216,240	SAS AB*	488,263
152,205	Telefonaktiebolaget LM Ericsson Class B	1,325,212

		7,654,407

	Switzerland - 8.5%
25,539	Adecco Group AG	1,250,646
64,971	GAM Holding AG*	377,296
20,041	Geberit AG	7,846,804
344	Givaudan S.A.	833,827
68,715	Julius Baer Group Ltd.*	3,133,731
54,652	Kuehne + Nagel International AG	7,595,789
25,491	LafargeHolcim Ltd.*	1,180,499
120,927	Nestle S.A.	10,209,030
219,244	Novartis AG	19,199,701
11,897	Roche Holding AG	2,895,283
42,324	Schindler Holding AG	8,924,629
112,922	Swiss Prime Site AG*	9,162,869
18,638	Swisscom AG	8,533,997
726,575	UBS Group AG*	10,155,422
3,533	Zurich Insurance Group AG*	1,096,930

		92,396,453

	Taiwan - 4.6%
923,350	Acer, Inc.*	649,726
138,000	ASPEED Technology, Inc.	2,033,541
4,536,602	Cathay Financial Holding Co., Ltd.	7,202,638
2,354,643	Chunghwa Telecom Co., Ltd.	8,316,954
1,408,110	Compal Electronics, Inc.	777,808
1,116,802	Formosa Chemicals & Fibre Corp.	4,052,937
1,467,704	Formosa Plastics Corp.	4,799,512
50,740	MediaTek, Inc.	374,798
2,396,237	Nan Ya Plastics Corp.	5,969,045
454,000	PChome Online, Inc.*	2,075,907
316,250	President Chain Store Corp.	3,577,469
1,333,102	Shin Kong Financial Holding Co., Ltd.	439,528
93,910	Simplo Technology Co., Ltd.	546,161
911,050	Taiwan Semiconductor Manufacturing Co., Ltd.	6,839,601
163,956	TCI Co., Ltd.	2,296,837

		49,952,462

	United Kingdom - 10.0%
205,900	Acacia Mining plc*	403,589
277,998	Anglo American plc	5,933,416
204,014	AstraZeneca plc	15,604,954

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	United Kingdom - 10.0% - (continued)
1,780,709	Aviva plc	$9,731,371
342,676	BAE Systems plc	2,297,740
406,969	BP plc	2,939,829
358,535	BT Group plc	1,097,836
536,703	Centrica plc	1,008,080
1,771,764	Cobham plc*	2,432,013
46,882	Compass Group plc	922,112
87,182	Diageo plc	3,014,014
256,782	Firstgroup plc*	279,180
66,887	GlaxoSmithKline plc	1,295,451
32,652	Go-Ahead Group plc	641,943
922,891	Grainger plc	3,188,411
138,374	Halfords Group plc	543,897
212,370	Hays plc	444,731
307,903	HSBC Holdings plc	2,533,920
260,029	J Sainsbury plc	1,033,113
238,003	Just Eat plc*	1,846,303
207,371	Kingfisher plc	673,368
10,301,180	Lloyds Banking Group plc	7,517,169
201,132	Marks & Spencer Group plc	760,719
698,807	National Grid plc	7,382,225
542,870	Petra Diamonds Ltd.*	271,996
355,494	QinetiQ Group plc	1,259,205
47,159	RELX plc	932,648
54,043	RELX plc*	1,069,371
1,046,164	Serco Group plc*	1,283,839
234,059	SIG plc	335,224
224,971	Smith & Nephew plc	3,656,869
148,294	Standard Chartered plc	1,039,349
34,769	SThree plc	136,214
116,275	Ultra Electronics Holdings plc	2,137,195
129,881	Unilever N.V.(1)	6,979,156
277,680	Unilever plc	14,708,605
349,791	Vodafone Group plc	657,795

		107,992,850

	United States - 0.2%
727,000	Allstar Co.*(3)(4)(5)	334,420
202,061	DraftKings, Inc.*(3)(4)(5)	515,166
5,907	JAND, Inc. Class A*(3)(4)(5)	80,867
16,188	Tory Burch LLC*(3)(4)(5)	819,268
1,485	WeWork Companies, Inc. Class A*(3)(4)(5)	92,694

		1,842,415

	Total Common Stocks (cost $1,106,468,054)	$1,042,237,678

ESCROWS - 0.0%(7)
	United States - 0.0%
75,898	Birst Earn Out*(3)(4)(5)	$—
75,898	Birst, Inc.*(3)(4)(5)	3,947
6,413	Docusign, Inc.*(3)(4)(5)	14,429
198,151	Lithium Technology Corp.*(3)(4)(5)	1,982
46,766	One Kings Lane, Inc.*(3)(4)(5)	8,418
28,813	Veracode, Inc.*(3)(4)(5)	15,674

		44,450

	Total Escrows (cost $—)	$44,450

EXCHANGE-TRADED FUNDS - 0.0%
	Other Investment Pools & Funds - 0.0%
4,718	iShares Core MSCI EAFE ETF	$277,324

	Total Exchange-Traded Funds (cost $282,948)	$277,324

The accompanying notes are an integral part of these financial statements.

38

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 1.5%
	Brazil - 0.3%
102,300	Cia Paranaense de Energia	$721,034
177,975	Itau Unibanco Holding S.A.	2,355,305
44,900	Telefonica Brasil S.A.*	521,451

		3,597,790

	United States - 1.2%
5,648	Airbnb, Inc. Series E *(3)(4)(5)	653,078
225,050	Coupang LLC*(3)(4)(5)	949,711
243,469	Essence Group Holdings Corp. Series 3*(3)(4)(5)	586,760
13,190	JAND, Inc. Series D*(3)(4)(5)	184,660
38,688	Lookout, Inc. Series F*(3)(4)(5)	305,635
51,890	MarkLogic Corp. Series F*(3)(4)(5)	517,862
249,735	Pinterest, Inc. Series G*(3)(4)(5)	1,323,596
15,711	Rubicon Global Holdings LLC Series C*(3)(4)(5)	471,330
129,258	Uber Technologies, Inc. Series D*(3)(4)(5)	5,616,260
20,282	WeWork Companies, Inc. Class D-1*(3)(4)(5)	1,266,003
15,935	WeWork Companies, Inc. Class D-2*(3)(4)(5)	994,663

		12,869,558

	Total Preferred Stocks (cost $10,995,372)	$16,467,348

CONVERTIBLE PREFERRED STOCKS - 0.1%
	United States - 0.1%
13,926	Honest Co., Inc. Series C*(3)(4)(5)	$426,135

	Total Convertible Preferred Stocks (cost $376,800)	$426,135

WARRANTS - 0.0%
	British Virgin Islands - 0.0%
159,200	J2 Acquisition Ltd. Expires 9/7/27*	$71,640

	Germany - 0.0%
50,374	Vinhomes JSC Expires 5/23/28*	143,275

	United States - 0.0%
1,471	Emergent Capital, Inc. Expires 04/11/19*	—

	Total Warrants (cost $207,930)	$214,915

RIGHTS - 0.0%
	United Kingdom - 0.0%
825,418	GVC CVR Expires 4/5/23(3)(4)	$1

	Total Rights (cost $—)	$1

	Total Long-Term Investments (cost $1,118,331,104)	$1,059,667,851

SHORT-TERM INVESTMENTS - 4.9%
	Other Investment Pools & Funds - 3.8%
41,154,360	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.07%(6)	$41,154,360

	Securities Lending Collateral - 1.1%
618,000	Citibank NA DDCA, 2.19%, 11/1/2018(6)	618,000
4,785,722	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(6)	4,785,722
1,406,547	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(6)	1,406,547
3,414,220	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(6)	3,414,220

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 4.9% - (continued)
	Securities Lending Collateral - 1.1% - (continued)
653,353	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(6)	$653,353
1,482,154	Western Asset Institutional Government Class A Fund, Institutional Class, 2.06%(6)	1,482,154

		12,359,996

	Total Short-Term Investments (cost $53,514,356)	$53,514,356

Total Investments (cost $1,171,845,460)	102.7%	$1,113,182,207
Other Assets and Liabilities	(2.7)%	(29,581,760)

Total Net Assets	100.0%	$1,083,600,447

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $14,613,278, representing 1.35% of net assets.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $16,151,640, which represented 1.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Investment valued using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

39

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2018

(5)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $15,459,558 or 1.43% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Preferred	5,648	$525,797	$653,078
08/2011	Allstar Co.	727,000	316,259	334,420
03/2015	Birst Earn Out	75,898	—	—
03/2015	Birst, Inc.	75,898	—	3,947
11/2014	Coupang LLC Preferred	225,050	700,608	949,711
05/2018	Docusign, Inc.	6,413	—	14,429
12/2014	DraftKings, Inc.	202,061	298,156	515,166
05/2014	Essence Group Holdings Corp. Series 3 Preferred	243,469	384,997	586,760
08/2014	Honest Co., Inc. Series C Convertible Preferred	13,926	376,800	426,135
04/2015	JAND, Inc. Class A	5,907	67,844	80,867
04/2015	JAND, Inc. Series D Preferred	13,190	151,491	184,660
08/2015	Klarna Holding AB	2,210	242,394	277,000
08/2013	Lithium Technology Corp.	198,151	—	1,982

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
07/2014	Lookout, Inc. Series F Preferred	38,688	$441,937	$305,635
04/2015	MarkLogic Corp. Series F Preferred	51,890	602,661	517,862
08/2014	One Kings Lane, Inc.	46,766	—	8,418
03/2015	Pinterest, Inc. Series G Preferred	249,735	1,792,871	1,323,596
09/2015	Rubicon Global Holdings LLC Series C Preferred	15,711	313,599	471,330
11/2013	Tory Burch LLC	16,188	1,268,749	819,268
06/2014	Uber Technologies, Inc. Series D Preferred	129,258	2,005,186	5,616,260
04/2017	Veracode, Inc.	28,813	—	15,674
12/2014	WeWork Companies, Inc. Class A	1,485	24,727	92,694
12/2014	WeWork Companies, Inc. Class D-1 Preferred	20,282	337,719	1,266,003
12/2014	WeWork Companies, Inc. Class D-2 Preferred	15,935	265,336	994,663

			$10,117,131	$15,459,558

(6)	Current yield as of period end.

(7)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	121	12/21/2018	$10,965,625	$180,645
MSCI Emerging Market Index Future	57	12/21/2018	2,726,595	36,416

Total				$217,061

Total futures contracts				$217,061

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund

Other Abbreviations: – (continued)
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

40

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$505,275	$505,275	$—	$—
Australia	13,560,643	—	13,560,643	—
Austria	2,644,680	—	2,644,680	—
Belgium	11,375,785	411,426	10,964,359	—
Brazil	19,720,721	19,720,721	—	—
British Virgin Islands	2,049,319	1,357,238	—	692,081
Canada	39,440,078	39,440,078	—	—
Chile	7,368,502	2,001,936	5,366,566	—
China	66,938,930	19,794,807	47,144,123	—
Colombia	2,720,211	2,720,211	—	—
Denmark	3,698,083	—	3,698,083	—
Finland	558,103	—	558,103	—
France	99,573,613	768,862	98,804,751	—
Germany	56,203,736	—	56,203,736	—
Greece	4,265,123	—	4,265,123	—
Hong Kong	20,693,299	114,357	20,578,942	—
Hungary	3,072,652	—	3,072,652	—
India	19,887,341	11,648,469	8,238,872	—
Ireland	11,908,504	5,802,877	6,105,627	—
Israel	3,564,812	3,564,812	—	—
Italy	31,111,007	—	31,111,007	—
Japan	195,665,458	—	195,665,458	—
Kenya	1,615,439	1,615,439	—	—
Luxembourg	2,815,519	2,815,519	—	—
Malaysia	17,438,217	—	17,438,217	—
Mexico	13,965,576	13,965,576	—	—
Netherlands	51,355,521	5,438,385	45,917,136	—
New Zealand	2,032,229	—	2,032,229	—
Norway	2,731,281	—	2,731,281	—
Poland	2,016,536	—	2,016,536	—
Portugal	2,875,606	394,113	2,481,493	—
Russia	27,833,796	12,700,910	15,132,886	—
South Africa	2,276,438	229,241	2,047,197	—
South Korea	31,162,511	—	31,162,511	—
Spain	7,754,547	—	7,754,547	—
Sweden	7,654,407	—	7,377,407	277,000
Switzerland	92,396,453	—	92,396,453	—
Taiwan	49,952,462	—	49,952,462	—
United Kingdom	107,992,850	3,746,369	104,246,481	—
United States	1,842,415	—	—	1,842,415
Escrows	44,450	—	—	44,450
Exchange-Traded Funds	277,324	277,324	—	—
Preferred Stocks	16,467,348	3,597,790	—	12,869,558
Convertible Preferred Stocks	426,135	—	—	426,135
Warrants	214,915	71,640	143,275	—
Rights	1	—	—	1
Short-Term Investments	53,514,356	53,514,356	—	—
Futures Contracts(2)	217,061	217,061	—	—

Total	$1,113,399,268	$206,434,792	$890,812,836	$16,151,640

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

41

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2018

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2018:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Escrows	Rights	Total
Beginning balance	$43	$—	$—	$—	$—	$43
Investments received from fund reorganizations (See Note 12)	2,940,929	7,522,202	376,800	—	—	10,839,931
Purchases	4,273	—	—	—	1	4,274
Sales	(7,515)	—	—	—	—	(7,515)
Accrued discounts/(premiums)	—	—	—	—	—	—
Total realized gain/(loss)	3,198	—	—	—	—	3,198
Net change in unrealized appreciation/(depreciation)	(129,432)	5,347,356	49,335	44,450	—	5,311,709
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—

Ending balance	$2,811,496	$12,869,558	$426,135	$44,450	$1	$16,151,640

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2018 was $5,311,709.

The accompanying notes are an integral part of these financial statements.

42

The Hartford International Growth Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2%
	Australia - 3.2%
111,184	Aristocrat Leisure Ltd.	$2,095,144
65,875	BHP Billiton plc	1,314,120
452,047	Qantas Airways Ltd.	1,754,735
431,679	South32 Ltd.	1,113,365
345,114	Treasury Wine Estates Ltd.	3,714,656

		9,992,020

	Austria - 0.2%
17,675	ams AG*(1)	688,569

	Brazil - 0.3%
271,770	BR Malls Participacoes S.A.*	927,443

	Canada - 3.4%
70,353	Cameco Corp.	753,524
63,670	Canadian National Railway Co.	5,442,740
235,602	Encana Corp.	2,405,326
83,833	First Quantum Minerals Ltd.	836,770
18,387	Magna International, Inc.	905,208

		10,343,568

	China - 7.4%
58,277	Alibaba Group Holding Ltd. ADR*	8,291,652
1,157,000	China Longyuan Power Group Corp. Ltd. Class H	880,480
1,744,000	China Tower Corp. Ltd. Class H*(2)	264,648
1,334,626	CSPC Pharmaceutical Group Ltd.	2,843,831
99,400	ENN Energy Holdings Ltd.	848,138
15,754	New Oriental Education & Technology Group, Inc. ADR*	921,766
686,833	PICC Property & Casualty Co., Ltd. Class H	667,629
406,931	Ping An Insurance Group Co. of China Ltd. Class H	3,847,137
68,770	Sunny Optical Technology Group Co., Ltd.	600,423
89,340	Tencent Holdings Ltd.	3,060,722
84,986	Wuliangye Yibin Co., Ltd. Class A	590,179

		22,816,605

	Denmark - 0.4%
16,333	DSV A/S	1,310,308

	France - 12.5%
60,120	Airbus SE	6,644,115
48,661	Alstom S.A.	2,125,155
15,911	BNP Paribas S.A.	829,186
28,867	Capgemini SE	3,524,796
25,267	Cie de Saint-Gobain	951,844
72,204	Edenred	2,738,925
9,080	EssilorLuxottica S.A.	1,240,133
5,575	Kering S.A.	2,478,023
6,355	L’Oreal S.A.	1,431,821
31,113	Legrand S.A.	2,031,708
10,628	LVMH Moet Hennessy Louis Vuitton SE	3,224,593
38,502	Peugeot S.A.	915,223
45,550	Safran S.A.	5,886,329
19,821	Schneider Electric SE	1,433,278
20,070	Total S.A.(1)	1,177,616
5,276	Unibail-Rodamco-Westfield	954,740
29,473	Valeo S.A.	950,630

		38,538,115

	Germany - 4.0%
18,574	adidas AG	4,367,934
16,983	Beiersdorf AG	1,755,997
129,206	E.ON SE	1,249,430
54,854	Infineon Technologies AG	1,099,104
49,861	Siemens Healthineers AG*(2)	2,063,582
5,485	Volkswagen AG	921,496
23,606	Zalando SE*(2)	912,493

		12,370,036

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Hong Kong - 3.0%
718,158	AIA Group Ltd.	$5,463,059
1,092,000	China Unicom Hong Kong Ltd.	1,142,176
46,565	Melco Resorts & Entertainment Ltd. ADR	774,376
249,895	Sands China Ltd.	988,211
163,695	Techtronic Industries Co., Ltd.	770,802

		9,138,624

	India - 1.3%
65,783	HDFC Bank Ltd.	1,700,732
10,216	HDFC Bank Ltd. ADR	908,305
130,994	ICICI Bank Ltd. ADR	1,243,133

		3,852,170

	Ireland - 2.3%
158,091	Experian plc	3,635,966
20,949	ICON plc*	2,892,638
7,808	Ryanair Holdings plc ADR*	646,502

		7,175,106

	Israel - 0.4%
53,439	Teva Pharmaceutical Industries Ltd. ADR	1,067,711

	Italy - 2.5%
125,099	Davide Campari-Milano S.p.A.	962,792
96,061	Eni S.p.A.	1,706,019
7,779	Ferrari N.V.	910,935
85,330	FinecoBank Banca Fineco S.p.A.	891,837
41,204	Moncler S.p.A.	1,430,924
123,460	Pirelli & C. S.p.A.*(1)(2)	907,290
79,168	UniCredit S.p.A.	1,012,175

		7,821,972

	Japan - 10.2%
35,640	Advantest Corp.	657,932
17,250	Eisai Co., Ltd.	1,436,586
55,700	Hoya Corp.	3,151,270
45,260	KDDI Corp.	1,095,285
6,010	Keyence Corp.	2,936,002
38,430	Komatsu Ltd.	1,000,811
47,470	Mitsui Fudosan Co., Ltd.	1,069,130
233,644	Nexon Co., Ltd.*	2,665,235
8,745	Nidec Corp.	1,123,250
3,935	Nintendo Co., Ltd.	1,228,518
45,430	Ono Pharmaceutical Co., Ltd.	1,030,971
44,350	Seven & i Holdings Co., Ltd.	1,920,354
10,415	Shin-Etsu Chemical Co., Ltd.	870,283
14,080	SoftBank Group Corp.	1,114,274
110,726	Sony Corp.	5,992,128
21,258	Start Today Co., Ltd.	510,065
49,350	Sumitomo Mitsui Financial Group, Inc.	1,921,447
39,140	Tokio Marine Holdings, Inc.	1,843,969

		31,567,510

	Luxembourg - 0.9%
19,135	Spotify Technology S.A.*	2,864,318

	Netherlands - 5.8%
53,891	AerCap Holdings N.V.*	2,698,861
6,069	ASML Holding N.V.	1,045,349
37,486	Heineken N.V.	3,372,514
166,721	ING Groep N.V.	1,972,475
16,383	InterXion Holding N.V.*	964,467
119,237	Koninklijke Philips N.V.	4,447,044
59,824	Wolters Kluwer N.V.	3,394,087

		17,894,797

	New Zealand - 0.3%
130,604	a2 Milk Co., Ltd.*(1)	907,124

The accompanying notes are an integral part of these financial statements.

43

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Portugal - 0.4%
66,646	Galp Energia SGPS S.A.	$1,158,857

	Russia - 0.3%
33,933	Yandex N.V. Class A*	1,022,401

	Singapore - 0.7%
135,210	DBS Group Holdings Ltd.	2,294,164

	South Korea - 0.8%
69,298	Samsung Electronics Co., Ltd.	2,594,225

	Spain - 0.7%
47,425	Cellnex Telecom S.A.*(2)	1,179,758
37,018	Industria de Diseno Textil S.A.(1)	1,043,341

		2,223,099

	Sweden - 2.4%
97,987	Alfa Laval AB	2,500,148
58,167	Assa Abloy AB Class B	1,156,986
41,229	Atlas Copco AB Class A	1,019,253
227,009	Epiroc AB Class A*	1,993,459
46,825	Trelleborg AB Class B	844,835

		7,514,681

	Switzerland - 10.8%
44,256	ABB Ltd.	890,499
12,188	Cie Financiere Richemont S.A.	890,828
23,225	Julius Baer Group Ltd.*	1,059,171
52,538	Logitech International S.A.	1,945,182
110,352	Nestle S.A.	9,316,256
85,762	Novartis AG	7,510,375
3,507	Partners Group Holding AG	2,496,825
22,187	Roche Holding AG	5,399,482
14,664	Temenos AG*	2,015,376
141,417	UBS Group AG*	1,976,601

		33,500,595

	Taiwan - 2.7%
1,109,849	Taiwan Semiconductor Manufacturing Co., Ltd.	8,332,061

	United Kingdom - 16.6%
66,462	Anglo American plc	1,418,523
17,597	Aon plc	2,748,299
97,938	AstraZeneca plc	7,491,241
401,815	B&M European Value Retail S.A.	2,138,159
556,958	BAE Systems plc	3,734,562
198,786	Compass Group plc	3,909,881
186,771	Diageo plc	6,456,957
274,541	Grainger plc	948,486
63,836	IHS Markit Ltd.*	3,353,305
102,515	Just Eat plc*	795,258
176,799	Prudential plc	3,540,158
50,762	Reckitt Benckiser Group plc	4,104,822
151,809	Smith & Nephew plc	2,467,632
150,493	Unilever N.V.(1)	8,086,742

		51,194,025

	United States - 2.7%
16,776	Accenture plc Class A	2,644,233
36,987	Amdocs Ltd.	2,340,168
36,849	Medtronic plc	3,309,777

		8,294,178

	Total Common Stocks (cost $301,304,248)	$297,404,282

Shares or Principal Amount		Market Value†
EXCHANGE-TRADED FUNDS - 0.0%
	Other Investment Pools & Funds - 0.0%
2,879	iShares MSCI ACWI ex U.S. ETF(1)	$126,359

	Total Exchange-Traded Funds (cost $144,988)	$126,359

	Total Long-Term Investments (cost $301,449,236)	$297,530,641

SHORT-TERM INVESTMENTS - 6.7%
	Other Investment Pools & Funds - 3.5%
10,847,316	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(3)	$10,847,316

	Securities Lending Collateral - 3.2%
496,759	Citibank NA DDCA, 2.19%, 11/1/2018(3)	496,759
3,846,843	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(3)	3,846,843
1,130,606	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(3)	1,130,606
2,744,407	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(3)	2,744,407
525,176	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(3)	525,176
1,191,380	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(3)	1,191,380

		9,935,171

	Total Short-Term Investments (cost $20,782,487)	$20,782,487

Total Investments (cost $322,231,723)	102.9%	$318,313,128
Other Assets and Liabilities	(2.9)%	(8,997,675)

Total Net Assets	100.0%	$309,315,453

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $5,327,771, representing 1.7% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

44

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2018

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$9,992,020	$—	$9,992,020	$—
Austria	688,569	—	688,569	—
Brazil	927,443	927,443	—	—
Canada	10,343,568	10,343,568	—	—
China	22,816,605	9,478,066	13,338,539	—
Denmark	1,310,308	—	1,310,308	—
France	38,538,115	—	38,538,115	—
Germany	12,370,036	—	12,370,036	—
Hong Kong	9,138,624	774,376	8,364,248	—
India	3,852,170	2,151,438	1,700,732	—
Ireland	7,175,106	3,539,140	3,635,966	—
Israel	1,067,711	1,067,711	—	—
Italy	7,821,972	—	7,821,972	—
Japan	31,567,510	—	31,567,510	—
Luxembourg	2,864,318	2,864,318	—	—
Netherlands	17,894,797	3,663,328	14,231,469	—
New Zealand	907,124	—	907,124	—
Portugal	1,158,857	—	1,158,857	—
Russia	1,022,401	1,022,401	—	—
Singapore	2,294,164	—	2,294,164	—
South Korea	2,594,225	—	2,594,225	—
Spain	2,223,099	—	2,223,099	—
Sweden	7,514,681	1,993,459	5,521,222	—
Switzerland	33,500,595	—	33,500,595	—
Taiwan	8,332,061	—	8,332,061	—
United Kingdom	51,194,025	6,101,604	45,092,421	—
United States	8,294,178	8,294,178	—	—
Exchange-Traded Funds	126,359	126,359	—	—
Short-Term Investments	20,782,487	20,782,487	—	—

Total	$318,313,128	$73,129,876	$245,183,252	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

45

The Hartford International Opportunities Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1%
	Australia - 0.9%
2,962,845	Treasury Wine Estates Ltd.	$31,890,760

	Austria - 0.3%
256,683	ams AG*(1)	9,999,663

	Canada - 5.4%
967,495	Canadian National Railway Co.	82,708,714
2,885,592	Encana Corp.	29,459,802
865,538	Magna International, Inc.	42,611,203
1,006,075	TransCanada Corp.	37,936,544

		192,716,263

	China - 13.2%
338,347	58.com, Inc. ADR*	22,192,180
576,914	Alibaba Group Holding Ltd. ADR*	82,083,324
60,835	BeiGene Ltd. ADR*	7,661,560
14,091,000	China Longyuan Power Group Corp. Ltd. Class H	10,723,294
7,422,725	China Merchants Bank Co., Ltd. Class H	28,661,910
344,594,801	China Tower Corp. Ltd. Class H*(2)	52,291,562
4,392,449	ENN Energy Holdings Ltd.	37,478,886
7,536,000	Kingdee International Software Group Co., Ltd.	6,180,006
752,473	New Oriental Education & Technology Group, Inc. ADR*	44,027,195
7,934,597	Ping An Insurance Group Co. of China Ltd. Class H(1)	75,013,902
2,360,100	Sunny Optical Technology Group Co., Ltd.	20,605,761
2,567,387	Tencent Holdings Ltd.	87,956,779

		474,876,359

	Denmark - 0.5%
244,869	DSV A/S	19,644,508

	Finland - 0.4%
188,492	Neste Oyj	15,478,043

	France - 13.1%
494,721	Airbus SE	54,673,707
161,807	Capgemini SE	19,757,396
460,015	Cie Generale des Etablissements Michelin SCA	47,093,818
422,130	EssilorLuxottica S.A.	57,653,889
8,262,071	Natixis S.A.	48,233,150
583,564	Safran S.A.	75,412,727
1,596,900	Total S.A.(1)	93,698,785
226,402	Unibail-Rodamco-Westfield	40,969,478
992,087	Valeo S.A.	31,999,026

		469,491,976

	Germany - 2.4%
177,710	Siemens AG	20,427,200
1,472,388	Vonovia SE	67,282,949

		87,710,149

	India - 1.5%
1,621,258	HDFC Bank Ltd.	41,915,477
17,220	HDFC Bank Ltd. ADR	1,531,030
3,991,219	Power Grid Corp. of India Ltd.	10,032,591

		53,479,098

	Israel - 0.8%
1,390,883	Teva Pharmaceutical Industries Ltd. ADR	27,789,842

	Italy - 2.1%
435,006	Banca Generali S.p.A.	8,375,793
332,300	Ferrari N.V.	38,912,917
1,278,974	FinecoBank Banca Fineco S.p.A.	13,367,354
1,903,419	Pirelli & C. S.p.A.*(1)(2)	13,987,950

		74,644,014

	Japan - 13.0%
120,000	Daikin Industries Ltd.	13,909,427
793,520	Daiwa House Industry Co., Ltd.	23,959,790
281,700	Eisai Co., Ltd.	23,460,079
110,560	FANUC Corp.	19,233,781
47,300	Keyence Corp.	23,106,973
645,200	Komatsu Ltd.	16,802,585

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Japan - 13.0% - (continued)
936,800	Nexon Co., Ltd.*	$10,686,310
26,500	Nidec Corp.	3,403,788
546,700	NTT DOCOMO, Inc.	13,557,527
1,033,670	Ono Pharmaceutical Co., Ltd.	23,457,712
381,400	Recruit Holdings Co., Ltd.	10,236,618
177,145	SoftBank Group Corp.	14,019,040
872,856	Sony Corp.	47,236,108
1,233,316	Sony Financial Holdings, Inc.	28,451,927
2,137,060	Sumitomo Mitsui Financial Group, Inc.	83,206,625
228,500	Sysmex Corp.	16,026,875
348,900	Terumo Corp.	18,834,284
1,287,713	Tokio Marine Holdings, Inc.	60,666,896
565,300	Yamato Holdings Co., Ltd.	15,454,398

		465,710,743

	Luxembourg - 0.7%
164,625	Spotify Technology S.A.*	24,642,716

	Netherlands - 7.2%
1,114,751	AerCap Holdings N.V.*	55,826,730
1,985,268	DP Eurasia N.V.*(2)	2,943,581
4,471,430	ING Groep N.V.	52,901,451
1,700,502	Koninklijke Philips N.V.	63,421,642
2,655,120	Royal Dutch Shell plc Class A	84,587,073

		259,680,477

	Norway - 0.6%
3,833,858	Norsk Hydro ASA	19,881,550

	Russia - 0.6%
718,984	Yandex N.V. Class A*	21,662,988

	South Korea - 2.1%
9,046	Hugel, Inc.*	2,184,990
21,078	NCSoft Corp.	7,966,577
1,733,082	Samsung Electronics Co., Ltd.	64,879,294

		75,030,861

	Spain - 2.6%
5,994,099	Iberdrola S.A.	42,413,163
1,866,949	Industria de Diseno Textil S.A.(1)	52,619,409

		95,032,572

	Switzerland - 12.0%
670,596	Julius Baer Group Ltd.*	30,582,373
97,183	Lonza Group AG*	30,558,165
1,711,346	Nestle S.A.	144,477,105
1,378,852	Novartis AG	120,749,236
468,961	Swiss Re AG	42,315,617
4,582,929	UBS Group AG*	64,056,124

		432,738,620

	Taiwan - 2.3%
11,090,595	Taiwan Semiconductor Manufacturing Co., Ltd.	83,261,335

	United Kingdom - 12.9%
2,263,730	Anglo American plc	48,315,643
770,408	AstraZeneca plc	58,928,218
7,962,457	BAE Systems plc	53,390,546
1,964,367	British American Tobacco plc	85,155,830
2,779,843	Compass Group plc	54,676,156
345,337	Intertek Group plc	20,691,328
1,628,193	Rio Tinto plc	79,050,014
1,140,108	Unilever N.V.(1)	61,263,711

		461,471,446

	United States - 0.5%
775,650	Bausch Health Cos., Inc.*	17,746,872

	Total Common Stocks (cost $3,650,776,892)	$3,414,580,855

The accompanying notes are an integral part of these financial statements.

46

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
EXCHANGE-TRADED FUNDS - 0.7%
	Other Investment Pools & Funds - 0.7%
541,336	iShares MSCI ACWI ex U.S. ETF(1)	$23,759,237

	Total Exchange-Traded Funds (cost $25,681,524)	$23,759,237

	Total Long-Term Investments (cost $3,676,458,416)	$3,438,340,092

SHORT-TERM INVESTMENTS - 9.5%
	Other Investment Pools & Funds - 4.1%
145,983,472	Fidelity Institutional Government Fund, Institutional Class, 2.07%(3)	$145,983,472

	Securities Lending Collateral - 5.4%
9,763,679	Citibank NA DDCA, 2.19%, 11/1/2018(3)	9,763,679
75,608,848	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(3)	75,608,848
22,221,809	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(3)	22,221,809
53,940,707	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(3)	53,940,707
10,322,219	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(3)	10,322,219
23,416,309	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(3)	23,416,309

		195,273,571

	Total Short-Term Investments (cost $341,257,043)	$341,257,043

Total Investments (cost $4,017,715,459)	105.3%	$3,779,597,135
Other Assets and Liabilities	(5.3)%	(189,235,041)

Total Net Assets	100.0%	$3,590,362,094

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $69,223,093, representing 1.9% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$31,890,760	$—	$31,890,760	$—
Austria	9,999,663	—	9,999,663	—
Canada	192,716,263	192,716,263	—	—
China	474,876,359	208,255,821	266,620,538	—
Denmark	19,644,508	—	19,644,508	—
Finland	15,478,043	—	15,478,043	—
France	469,491,976	—	469,491,976	—
Germany	87,710,149	—	87,710,149	—
India	53,479,098	1,531,030	51,948,068	—
Israel	27,789,842	27,789,842	—	—
Italy	74,644,014	—	74,644,014	—
Japan	465,710,743	—	465,710,743	—
Luxembourg	24,642,716	24,642,716	—	—
Netherlands	259,680,477	58,770,311	200,910,166	—
Norway	19,881,550	—	19,881,550	—
Russia	21,662,988	21,662,988	—	—
South Korea	75,030,861	—	75,030,861	—
Spain	95,032,572	—	95,032,572	—
Switzerland	432,738,620	—	432,738,620	—
Taiwan	83,261,335	—	83,261,335	—
United Kingdom	461,471,446	—	461,471,446	—
United States	17,746,872	17,746,872	—	—
Exchange-Traded Funds	23,759,237	23,759,237	—	—
Short-Term Investments	341,257,043	341,257,043	—	—

Total	$3,779,597,135	$918,132,123	$2,861,465,012	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

47

The Hartford International Small Company Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8%
	Australia - 7.8%
509,121	ALS Ltd.	$2,952,505
1,338,168	Cleanaway Waste Management Ltd.	1,710,630
621,761	Estia Health Ltd.	901,226
394,047	Karoon Gas Australia Ltd.*	298,214
172,825	Monadelphous Group Ltd.	1,768,546
407,170	Netwealth Group Ltd.(1)	2,028,842
2,327,182	NRW Holdings Ltd.	3,056,375
389,233	Nufarm Ltd.	1,574,007
971,450	oOh!media Ltd.	3,264,365
202,901	SEEK Ltd.	2,577,856
274,698	SpeedCast International Ltd.	702,280

		20,834,846

	Austria - 2.3%
25,607	ams AG*	997,578
49,276	Porr AG(1)	1,333,918
2,472	Rhi Magnesita N.V.	119,690
18,543	Schoeller-Bleckmann Oilfield Equipment AG	1,655,266
83,102	Wienerberger AG	1,911,429

		6,017,881

	Belgium - 2.7%
22,675	Cie d’Entreprises CFE	2,404,271
353,442	Euronav N.V.	3,291,145
15,462	Galapagos N.V.*	1,588,539

		7,283,955

	China - 0.7%
1,596,000	Microport Scientific Corp.	1,905,380

	Finland - 0.9%
50,473	Metso Oyj	1,593,529
207,950	Outotec Oyj*	804,311

		2,397,840

	France - 6.5%
85,805	Elis S.A.	1,730,187
23,114	ID Logistics Group*	3,900,832
26,016	Imerys S.A.	1,603,707
106,483	Innate Pharma S.A.*(1)	890,677
136,771	Maisons du Monde S.A.(2)	3,428,685
24,822	Rubis SCA	1,280,669
26,156	SOITEC*	1,863,733
34,988	Tikehau Capital SCA	943,174
11,385	Virbac S.A.*	1,828,543

		17,470,207

	Germany - 1.6%
13,179	Aumann AG(2)	648,182
113,933	SAF-Holland S.A.	1,660,503
31,684	STRATEC Biomedical AG	2,081,440

		4,390,125

	Hong Kong - 1.8%
2,062,061	Cathay Pacific Airways Ltd.	2,627,221
3,044,000	Value Partners Group Ltd.	2,270,279

		4,897,500

	Ireland - 0.6%
1,036,175	Cairn Homes plc*	1,664,199

	Italy - 9.3%
426,922	Anima Holding S.p.A.(2)	1,785,211
433,547	Autogrill S.p.A.	4,262,440
62,735	Brunello Cucinelli S.p.A.	2,147,399
113,586	Buzzi Unicem S.p.A.	2,181,102
234,162	Cerved Group S.p.A.	1,867,400
28,095	DiaSorin S.p.A.	2,664,897
174,134	Gima TT S.p.A.(2)	1,694,206

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Italy - 9.3% - (continued)
81,903	Interpump Group S.p.A.	$2,362,907
333,814	OVS S.p.A.*(1)(2)	589,462
185,619	Salvatore Ferragamo S.p.A.	4,390,785
16,109	Tod’s S.p.A.	984,877

		24,930,686

	Japan - 31.0%
66,200	Asahi Intecc Co., Ltd.	2,711,177
210,100	Daikyonishikawa Corp.	2,006,930
108,560	Dip Corp.	2,356,168
258,000	DMG Mori Co., Ltd.	3,722,467
123,500	EPS Holdings, Inc.	2,411,516
250,000	Ferrotec Holdings Corp.	2,269,002
112,500	H2O Retailing Corp.	1,747,935
121,100	Hitachi Metals Ltd.	1,424,005
641,600	Ichigo, Inc.	2,094,730
125,700	IHI Corp.	4,598,416
268,400	Itoham Yonekyu Holdings, Inc.	1,690,231
84,600	Jamco Corp.	2,393,590
97,500	JGC Corp.	1,887,292
135,300	Kanto Denka Kogyo Co., Ltd.	1,228,718
266,400	Kenedix, Inc.	1,386,642
70,100	KH Neochem Co., Ltd.	1,990,896
386,600	Kobe Steel Ltd.	3,108,383
81,900	Kyowa Exeo Corp.	2,207,666
73,478	Kyudenko Corp.	2,673,391
19,400	M&A Capital Partners Co., Ltd.*	953,978
75,300	Mirait Holdings Corp.	1,215,854
112,600	Miura Co., Ltd.	2,749,904
78,040	Nippon Shinyaku Co., Ltd.	4,483,502
131,000	Nippon Yusen KK	2,112,494
166,600	Persol Holdings Co., Ltd.	3,160,671
184,100	San-In Godo Bank Ltd.	1,396,832
249,300	Sanwa Holdings Corp.	2,925,468
100,800	SCSK Corp.	4,271,455
49,500	TechnoPro Holdings, Inc.	2,578,791
34,442	Tokyo Kiraboshi Financial Group, Inc.	556,392
21,100	Tokyo Ohka Kogyo Co., Ltd.	565,117
271,100	Tokyo Steel Manufacturing Co., Ltd.	2,137,511
219,700	Toyo Tire & Rubber Co., Ltd.	3,664,932
66,300	Warabeya Nichiyo Holdings Co., Ltd.	1,077,786
99,100	Yokogawa Bridge Holdings Corp.	1,607,678
98,800	Zenkoku Hosho Co., Ltd.	3,581,938

		82,949,458

	Jersey - 0.9%
333,884	Sanne Group plc	2,389,916

	Jordan - 1.4%
158,751	Hikma Pharmaceuticals plc	3,850,499

	Luxembourg - 0.7%
108,838	Reinet Investments SCA	1,849,463

	Netherlands - 2.3%
48,979	IMCD N.V.	3,321,381
57,671	Rhi Magnesita N.V.	2,887,192

		6,208,573

	Norway - 1.7%
282,429	Kongsberg Gruppen ASA	4,637,308

	South Korea - 2.2%
43,090	Hankook Tire Co., Ltd.	1,565,465
37,654	Korea Aerospace Industries Ltd.*	959,156
237,690	Nexen Tire Corp.	1,704,118
65,658	Samsung Securities Co., Ltd.	1,551,189

		5,779,928

The accompanying notes are an integral part of these financial statements.

48

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Spain - 1.1%
272,222	Melia Hotels International S.A.	$2,797,415

	Sweden - 0.5%
43,679	Cellavision AB	1,220,137

	Switzerland - 2.4%
35,978	Dufry AG*(1)	4,053,995
209,191	OC Oerlikon Corp. AG*	2,489,622

		6,543,617

	Taiwan - 0.3%
218,000	Chroma ATE, Inc.	767,972

	United Kingdom - 18.1%
174,108	Abcam plc	2,668,976
25,598	ASOS plc*	1,783,298
1,166,747	B&M European Value Retail S.A.	6,208,554
150,161	Concentric AB	2,015,022
141,072	Consort Medical plc	2,005,139
603,215	ConvaTec Group plc(2)	1,246,832
721,031	Elementis plc	1,883,863
101,188	Genus plc	2,858,859
307,232	Grainger plc	1,061,428
839,125	Hays plc	1,757,239
175,541	Hill & Smith Holdings plc	2,219,509
177,617	Hunting plc	1,524,022
41,658	James Fisher & Sons plc	902,009
152,390	Keller Group plc	1,262,206
169,589	Kier Group plc(1)	1,898,268
298,203	Lancashire Holdings Ltd.	2,248,100
960,090	Rentokil Initial plc	3,871,689
783,856	Restaurant Group plc	2,407,597
801,343	Tyman plc	2,842,368
153,792	Ultra Electronics Holdings plc	2,826,777
128,064	Vesuvius plc	888,520
877,817	Volution Group plc	1,941,105

		48,321,380

	Total Common Stocks (cost $271,880,550)	$259,108,285

	Total Long-Term Investments (cost $271,880,550)	$259,108,285

SHORT-TERM INVESTMENTS - 5.4%
	Other Investment Pools & Funds - 3.0%
7,985,036	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(3)	$7,985,036

	Securities Lending Collateral - 2.4%
322,628	Citibank NA DDCA, 2.19%, 11/1/2018(3)	322,628
2,498,399	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(3)	2,498,399
734,292	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(3)	734,292
1,782,403	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(3)	1,782,403
341,085	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(3)	341,085

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 5.4% - (continued)
	Securities Lending Collateral - 2.4% - (continued)
773,762	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(3)	$773,762

		6,452,569

	Total Short-Term Investments (cost $14,437,605)	$14,437,605

Total Investments (cost $286,318,155)	102.2%	$273,545,890
Other Assets and Liabilities	(2.2)%	(5,761,294)

Total Net Assets	100.0%	$267,784,596

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $9,392,578, representing 3.5% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
DDCA	Dollars on Deposit in Custody Account

The accompanying notes are an integral part of these financial statements.

49

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$20,834,846	$—	$20,834,846	$—
Austria	6,017,881	1,453,608	4,564,273	—
Belgium	7,283,955	—	7,283,955	—
China	1,905,380	—	1,905,380	—
Finland	2,397,840	—	2,397,840	—
France	17,470,207	6,672,549	10,797,658	—
Germany	4,390,125	2,081,440	2,308,685	—
Hong Kong	4,897,500	—	4,897,500	—
Ireland	1,664,199	1,664,199	—	—
Italy	24,930,686	—	24,930,686	—
Japan	82,949,458	—	82,949,458	—
Jersey	2,389,916	2,389,916	—	—
Jordan	3,850,499	—	3,850,499	—
Luxembourg	1,849,463	—	1,849,463	—
Netherlands	6,208,573	2,887,192	3,321,381	—
Norway	4,637,308	—	4,637,308	—
South Korea	5,779,928	3,269,583	2,510,345	—
Spain	2,797,415	—	2,797,415	—
Sweden	1,220,137	—	1,220,137	—
Switzerland	6,543,617	—	6,543,617	—
Taiwan	767,972	—	767,972	—
United Kingdom	48,321,380	13,794,626	34,526,754	—
Short-Term Investments	14,437,605	14,437,605	—	—

Total	$273,545,890	$48,650,718	$224,895,172	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

50

The Hartford International Value Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Argentina - 0.4%
571,363	YPF S.A. ADR*	$8,570,445

	Australia - 0.5%
4,909,524	Resolute Mining Ltd.(1)	3,629,473
4,739,584	Western Areas Ltd.	7,576,004

		11,205,477

	Austria - 0.2%
664,489	Zumtobel Group AG*(1)	6,025,552

	Belgium - 1.4%
370,345	Ageas	18,530,235
1,827,532	AGFA-Gevaert N.V.*	8,159,313
374,185	Orange Belgium S.A.	6,721,797

		33,411,345

	Brazil - 0.2%
250,666	Petroleo Brasileiro S.A. ADR	4,073,322

	Canada - 2.7%
1,775,808	Advantage Oil & Gas Ltd.*	3,979,364
562,523	ARC Resources Ltd.	5,238,734
1,072,229	Barrick Gold Corp.	13,430,860
625,888	Cameco Corp.	6,703,651
1,888,907	Centerra Gold, Inc.*	7,375,124
3,881,034	Eldorado Gold Corp.*(1)	2,566,528
1,998,184	Kinross Gold Corp.*	5,175,297
513,697	Northern Dynasty Minerals Ltd.*(1)	241,933
2,092,663	Painted Pony Energy Ltd.*(1)	3,322,318
375,783	Tourmaline Oil Corp.	5,480,674
2,847,129	Trican Well Service Ltd.*	3,892,918
1,402,114	Uranium Participation Corp.*	4,835,427

		62,242,828

	China - 2.5%
20,682,049	361 Degrees International Ltd.	4,812,431
25,116,701	China BlueChemical Ltd. Class H	8,610,000
13,559,958	China Machinery Engineering Corp. Class H	6,186,768
44,641,864	China Telecom Corp. Ltd. Class H	21,121,497
26,048,578	Daphne International Holdings Ltd.*	848,448
17,556,174	Dongfeng Motor Group Co., Ltd. Class H	17,347,451

		58,926,595

	Denmark - 1.0%
12,043	AP Moller - Maersk A/S Class B	15,200,793
540,397	D/S Norden A/S*	7,463,697

		22,664,490

	Finland - 0.4%
1,673,491	Nokia Oyj	9,452,854

	France - 9.8%
1,799,499	Air France-KLM*	17,397,888
318,603	Alstom S.A.	13,914,240
519,445	BNP Paribas S.A.	27,070,379
681,656	Cie de Saint-Gobain	25,678,960
217,180	Coface S.A.	2,170,309
1,105,449	Engie S.A.(1)	14,688,319
146,237	Metropole Television S.A.	2,830,536
407,187	Neopost S.A.	13,098,094
75,961	Renault S.A.	5,672,305
1,069,535	Rexel S.A.	13,633,699
557,416	Societe Generale S.A.	20,433,609
19,361	Sopra Steria Group(1)	2,144,379
1,186,403	Television Francaise	12,067,084
851,170	Total S.A.	49,942,761
136,793	Vicat S.A.	7,351,335

		228,093,897

	Germany - 2.4%
1,392,079	CECONOMY AG	7,113,083
1,507,121	E.ON SE	14,573,954
232,213	Hamburger Hafen und Logistik AG	4,918,990
815,363	Metro AG	12,265,746
554,118	RWE AG	10,779,928

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Germany - 2.4% - (continued)
178,527	Salzgitter AG	$7,135,356

		56,787,057

	Greece - 0.6%
1,269,605	Hellenic Telecommunications Organization S.A.	14,148,987

	Hong Kong - 2.6%
10,504,954	AMVIG Holdings Ltd.	2,625,585
2,337,915	China Mobile Ltd.	21,901,303
19,399,595	China Unicom Hong Kong Ltd.	20,290,985
35,872,000	CST Group Ltd.*	109,785
805,402	Dah Sing Financial Holdings Ltd.	4,323,358
209,084,428	G-Resources Group Ltd.*	1,337,701
42,267,248	Pacific Basin Shipping Ltd.	9,261,238

		59,849,955

	Hungary - 0.3%
6,020,094	Magyar Telekom Telecommunications plc	8,209,497

	India - 0.9%
3,047,757	Allahabad Bank*	1,822,438
2,369,095	Canara Bank*	8,391,909
2,969,628	Corp. Bank*	1,076,967
4,264,713	NTPC Ltd.	9,207,895

		20,499,209

	Ireland - 0.5%
1,556,933	Bank of Ireland Group plc	11,000,672

	Italy - 4.5%
1,321,779	Assicurazioni Generali S.p.A.	21,329,330
2,345,068	Banca Popolare dell’Emilia Romagna SC	8,899,532
1,915,725	Eni S.p.A.	34,022,800
1,898,677	Geox S.p.A.	3,431,436
3,032,456	Saipem S.p.A.*	16,583,684
1,687,683	UniCredit S.p.A.	21,577,291

		105,844,073

	Japan - 32.4%
532,874	Aisan Industry Co., Ltd.	3,989,847
37,520	Alpha Systems, Inc.	893,372
727,251	Avex, Inc.	9,785,799
201,482	Benesse Holdings, Inc.	5,619,053
511,851	Canon, Inc.	14,579,262
234,368	Cawachi Ltd.	4,349,724
901,466	Chiyoda Corp.	4,485,648
394,105	Chubu Steel Plate Co., Ltd.	2,198,035
1,589,865	Citizen Watch Co., Ltd.	9,151,200
225,916	CMIC Holdings Co., Ltd.	4,194,420
1,015,044	Dai-ichi Life Holdings, Inc.	19,047,624
505,980	DeNA Co., Ltd.	8,416,378
167,227	Eisai Co., Ltd.	13,926,726
182,136	Enplas Corp.	4,947,842
319,789	Exedy Corp.	7,876,642
442,946	Fuji Media Holdings, Inc.	7,188,989
327,184	Fujitsu Ltd.	19,905,339
915,691	Funai Electric Co., Ltd.*	4,460,867
197,929	Gendai Agency, Inc.	862,882
2,025,249	Gree, Inc.	8,475,580
409,627	Hisaka Works Ltd.	3,917,338
1,362,021	Hitachi Metals Ltd.	16,015,889
1,202,121	Honda Motor Co., Ltd.	34,315,182
338,622	Honeys Holdings Co., Ltd.	2,689,750
438,726	Hosiden Corp.	4,033,391
710,035	Ibiden Co., Ltd.	8,767,624
595,157	Ichiyoshi Securities Co., Ltd.	5,010,450
1,644,424	Inpex Corp.	18,724,411
537,407	Japan Petroleum Exploration Co., Ltd.	11,233,475
278,280	Japan Steel Works Ltd.	5,880,706
701,805	JGC Corp.	13,584,727
1,016,104	JSR Corp.	15,143,174
568,108	Keihin Corp.	11,186,008
589,892	Kyoei Steel Ltd.	10,685,778
472,746	Maxell Holdings Ltd.	6,024,047

The accompanying notes are an integral part of these financial statements.

51

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Japan - 32.4% - (continued)
99,477	Melco Holdings, Inc.	$3,321,142
215,484	Miraial Co., Ltd.	1,960,407
614,498	Mitsubishi Heavy Industries Ltd.	21,662,109
5,271,514	Mitsubishi UFJ Financial Group, Inc.	31,905,778
16,376,287	Mizuho Financial Group, Inc.	28,124,028
876,536	Nakayama Steel Works Ltd.	4,608,045
424,261	Neturen Co., Ltd.	3,736,448
964,813	Nichicon Corp.	8,026,568
515,120	Nikon Corp.	8,979,901
818,493	Nippon Television Holdings, Inc.	13,059,215
486,002	Nishimatsuya Chain Co., Ltd.	4,325,959
599,033	Nissin Kogyo Co., Ltd.	8,715,435
902,202	NOK Corp.	12,981,640
233,501	Pacific Metals Co., Ltd.	6,551,734
245,703	PAL GROUP Holdings Co., Ltd.	7,198,839
8,048,260	Pioneer Corp.*	7,206,517
148,196	Proto Corp.	1,964,733
219,207	Sankyo Co., Ltd.	8,369,480
363,777	Sanyo Shokai Ltd.	6,133,497
140,627	Shimamura Co., Ltd.	11,828,774
441,861	Shinko Electric Industries Co., Ltd.	3,076,317
826,171	Sumitomo Mitsui Financial Group, Inc.	32,167,043
497,590	Sumitomo Mitsui Trust Holdings, Inc.	19,770,980
719,896	Sumitomo Riko Co., Ltd.	5,947,409
1,562,881	T&D Holdings, Inc.	24,983,764
599,799	Takeda Pharmaceutical Co., Ltd.	24,867,379
1,240,346	Tochigi Bank Ltd.	3,607,787
633,721	Tokai Rika Co., Ltd.	11,555,323
287,863	Tokyo Seimitsu Co., Ltd.	6,922,264
1,336,126	Tokyo Steel Manufacturing Co., Ltd.	10,534,797
810,258	Toppan Forms Co., Ltd.	7,365,514
265,269	Toshiba Machine Co., Ltd.	5,023,500
683,483	Toyo Engineering Corp.*	5,509,106
606,930	Toyoda Gosei Co., Ltd.	13,090,064
283,942	TV Asahi Holdings Corp.	5,300,878
261,232	Unipres Corp.	4,672,920
861,634	Ushio, Inc.	10,396,042
571,959	Xebio Holdings Co., Ltd.	7,927,482
5,667,269	Yahoo Japan Corp.	17,680,727
437,537	Yamato Kogyo Co., Ltd.	11,530,768

		754,157,492

	Netherlands - 3.9%
578,663	Fugro N.V.*(1)	7,434,700
1,929,025	ING Groep N.V.	22,822,278
4,042,255	PostNL N.V.	11,942,519
1,478,813	Royal Dutch Shell plc Class B	48,228,416

		90,427,913

	Portugal - 0.3%
1,727,837	CTT-Correios de Portugal S.A.(1)	6,634,349

	Russia - 2.4%
3,999,666	Gazprom PJSC ADR	18,912,365
230,095	LUKOIL PJSC ADR	17,155,628
615,681	Sberbank of Russia PJSC ADR	7,244,367
3,194,343	Surgutneftegas PJSC ADR	12,693,993

		56,006,353

	South Africa - 1.7%
358,692	Anglo American Platinum Ltd.	11,678,031
3,570,131	Gold Fields Ltd.	9,438,535
2,164,149	Impala Platinum Holdings Ltd.*	3,976,790
9,680,110	Nampak Ltd.*	9,766,380
2,933,001	Raubex Group Ltd.	3,777,463

		38,637,199

	South Korea - 3.2%
355,923	KB Financial Group, Inc.	14,822,128
617,614	Kia Motors Corp.	15,437,703
682,408	KT Corp.	17,169,398
156,299	NHN Entertainment Corp.*	6,309,157
387,122	Shinhan Financial Group Co., Ltd.	14,418,670

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	South Korea - 3.2% - (continued)
1,125,888	Tongyang Life Insurance Co., Ltd.	$5,590,033

		73,747,089

	Spain - 1.1%
4,278,864	CaixaBank S.A.	17,315,329
6,041,121	Unicaja Banco S.A.(2)	7,733,156

		25,048,485

	Sweden - 1.5%
2,405,064	Qliro Group AB*(1)	3,173,446
3,640,205	SAS AB*	8,219,465
2,601,904	Telefonaktiebolaget LM Ericsson Class B	22,654,147

		34,047,058

	Switzerland - 4.6%
431,715	Adecco Group AG	21,141,096
1,117,382	GAM Holding AG*	6,488,799
248,549	Julius Baer Group Ltd.*	11,335,019
429,176	LafargeHolcim Ltd.*	19,875,328
2,223,545	UBS Group AG*	31,078,743
59,532	Zurich Insurance Group AG*	18,483,563

		108,402,548

	Taiwan - 2.0%
15,573,243	Acer, Inc.*	10,958,298
23,763,676	Compal Electronics, Inc.	13,126,519
863,100	MediaTek, Inc.	6,375,406
22,533,746	Shin Kong Financial Holding Co., Ltd.	7,429,442
1,601,288	Simplo Technology Co., Ltd.	9,312,760

		47,202,425

	United Kingdom - 13.0%
3,496,753	Acacia Mining plc*	6,854,056
940,712	Anglo American plc	20,077,971
501,080	AstraZeneca plc	38,327,420
6,816,893	BP plc	49,243,315
6,035,895	BT Group plc	18,481,944
9,056,185	Centrica plc	17,010,082
4,417,691	Firstgroup plc*	4,803,033
549,942	Go-Ahead Group plc	10,811,943
2,329,498	Halfords Group plc	9,156,391
3,620,540	Hays plc	7,581,892
5,223,605	HSBC Holdings plc	42,988,196
4,470,918	J Sainsbury plc	17,763,263
3,494,601	Kingfisher plc	11,347,539
3,386,373	Marks & Spencer Group plc	12,807,905
9,145,692	Petra Diamonds Ltd.*(1)	4,582,291
4,059,012	Serco Group plc*	4,981,168
3,940,349	SIG plc	5,643,445
2,507,856	Standard Chartered plc	17,576,828
572,309	SThree plc	2,242,126

		302,280,808

	Total Common Stocks (cost $2,388,363,883)	$2,257,597,974

PREFERRED STOCKS - 0.9%
	Brazil - 0.9%
1,710,000	Cia Paranaense de Energia	$12,052,479
762,700	Telefonica Brasil S.A.*	8,857,690

		20,910,169

	Total Preferred Stocks (cost $20,876,543)	$20,910,169

	Total Long-Term Investments (cost $2,409,240,426)	$2,278,508,143

SHORT-TERM INVESTMENTS - 3.1%
	Other Investment Pools & Funds - 1.9%
44,442,373	Fidelity Institutional Government Fund, Institutional Class, 2.07%(3)	$44,442,373

The accompanying notes are an integral part of these financial statements.

52

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 3.1% - (continued)
	Securities Lending Collateral - 1.2%
1,366,790	Citibank NA DDCA, 2.19%, 11/1/2018(3)	$1,366,790
10,584,269	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(3)	10,584,269
3,110,768	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(3)	3,110,768
7,551,007	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(3)	7,551,007
1,444,978	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(3)	1,444,978
3,277,983	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(3)	3,277,983

		27,335,795

	Total Short-Term Investments (cost $71,778,168)	$71,778,168

Total Investments (cost $2,481,018,594)	101.0%	$2,350,286,311
Other Assets and Liabilities	(1.0)%	(23,929,427)

Total Net Assets	100.0%	$2,326,356,884

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $7,733,156, representing 0.3% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
PJSC	Private Joint Stock Company

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$8,570,445	$8,570,445	$—	$—
Australia	11,205,477	—	11,205,477	—
Austria	6,025,552	—	6,025,552	—
Belgium	33,411,345	6,721,797	26,689,548	—
Brazil	4,073,322	4,073,322	—	—
Canada	62,242,828	62,242,828	—	—
China	58,926,595	—	58,926,595	—
Denmark	22,664,490	—	22,664,490	—
Finland	9,452,854	—	9,452,854	—
France	228,093,897	13,098,094	214,995,803	—
Germany	56,787,057	—	56,787,057	—
Greece	14,148,987	—	14,148,987	—
Hong Kong	59,849,955	2,735,370	57,114,585	—
Hungary	8,209,497	—	8,209,497	—
India	20,499,209	—	20,499,209	—
Ireland	11,000,672	—	11,000,672	—
Italy	105,844,073	—	105,844,073	—
Japan	754,157,492	—	754,157,492	—
Netherlands	90,427,913	—	90,427,913	—
Portugal	6,634,349	6,634,349	—	—
Russia	56,006,353	—	56,006,353	—
South Africa	38,637,199	3,777,463	34,859,736	—
South Korea	73,747,089	—	73,747,089	—
Spain	25,048,485	—	25,048,485	—
Sweden	34,047,058	—	34,047,058	—
Switzerland	108,402,548	—	108,402,548	—
Taiwan	47,202,425	—	47,202,425	—
United Kingdom	302,280,808	9,096,182	293,184,626	—
Preferred Stocks	20,910,169	20,910,169	—	—
Short-Term Investments	71,778,168	71,778,168	—	—

Total	$2,350,286,311	$209,638,187	$2,140,648,124	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

53

Hartford Long/Short Global Equity Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 120.2%
	Automobiles & Components - 2.6%
22,300	Keihin Corp.	$439,086
11,782	Tenneco, Inc.	405,654

		844,740

	Banks - 7.4%
86,878	Banca Popolare dell’Emilia Romagna SC	329,702
9,200	Bank of Kyoto Ltd.	413,099
15,520	First Hawaiian, Inc.	384,585
40,916	MGIC Investment Corp.*	499,584
280,167	Unicaja Banco S.A.(1)	358,638
9,157	Western Alliance Bancorp*	441,734

		2,427,342

	Capital Goods - 14.8%
8,194	AerCap Holdings N.V.*	410,356
16,161	Aerojet Rocketdyne Holdings, Inc.*	570,806
7,429	AGCO Corp.	416,321
25,315	Barloworld Ltd.	206,339
5,910	EnerSys	470,259
20,339	Escorts Ltd.	172,661
7,284	FLSmidth & Co. AS	382,195
27,900	Fuji Corp.	388,867
8,286	Greenbrier Cos., Inc.	393,171
32,612	Leonardo S.p.A.	353,537
3,804	Rheinmetall AG	329,212
7,981	Timken Co.	315,649
23,500	Trelleborg AB Class B	423,996

		4,833,369

	Commercial & Professional Services - 1.2%
8,291	TriNet Group, Inc.*	389,594

	Consumer Durables & Apparel - 5.3%
11,170	Acushnet Holdings Corp.	272,883
4,751	Carter’s, Inc.	456,001
14,379	La-Z-Boy, Inc.	399,736
27,467	Under Armour, Inc. Class A*	607,296

		1,735,916

	Consumer Services - 3.7%
8,680	Cheesecake Factory, Inc.	419,591
5,667	Hyatt Hotels Corp. Class A	392,157
9,000	Kyoritsu Maintenance Co., Ltd.	399,841

		1,211,589

	Diversified Financials - 4.0%
4,842	FirstCash, Inc.	389,297
6,400	Jafco Co., Ltd.	246,594
26,899	Redwood Trust, Inc. REIT	441,681
11,864	Solar Capital Ltd.	244,398

		1,321,970

	Energy - 5.1%
22,010	Antero Resources Corp.*	349,739
10,341	Delek U.S. Holdings, Inc.	379,721
37,876	Enerplus Corp.	352,449
18,000	Japan Petroleum Exploration Co., Ltd.	376,256
12,928	YPF S.A. ADR*	193,920

		1,652,085

	Food & Staples Retailing - 1.2%
13,862	Performance Food Group Co.*	406,434

	Food, Beverage & Tobacco - 3.6%
30,921	a2 Milk Co., Ltd.*	212,170
1,610	Boston Beer Co., Inc. Class A*	494,737
3,864	Fresh Del Monte Produce, Inc.	127,628
52,200	Itoham Yonekyu Holdings, Inc.	328,726

		1,163,261

Shares or Principal Amount		Market Value†
COMMON STOCKS - 120.2% - (continued)
	Health Care Equipment & Services - 10.3%
4,913	Amedisys, Inc.*	$540,430
5,635	Encompass Health Corp.	379,236
8,350	Globus Medical, Inc. Class A*	441,298
4,805	Haemonetics Corp.*	501,978
5,048	Hill-Rom Holdings, Inc.	424,436
4,321	Molina Healthcare, Inc.*	547,773
300,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	268,724
31,182	UDG Healthcare plc	251,485

		3,355,360

	Household & Personal Products - 1.6%
7,260	Nu Skin Enterprises, Inc. Class A	509,797

	Insurance - 3.3%
15,110	Assured Guaranty Ltd.	604,098
57,519	Storebrand ASA	478,032

		1,082,130

	Materials - 9.6%
11,244	Alcoa Corp.*	393,428
5,684	Carpenter Technology Corp.	247,879
11,226	Methanex Corp.	726,968
10,800	Salzgitter AG	431,654
13,000	Tokyo Ohka Kogyo Co., Ltd.	348,176
49,600	Tokyo Steel Manufacturing Co., Ltd.	391,075
3,581	Vidrala S.A.	297,381
3,339	Wacker Chemie AG	298,254

		3,134,815

	Media & Entertainment - 3.5%
17,790	DeNA Co., Ltd.	295,916
20,930	New York Times Co. Class A	552,552
29,665	Television Francaise	301,727

		1,150,195

	Pharmaceuticals, Biotechnology & Life Sciences - 3.5%
344,000	China Traditional Chinese Medicine Co., Ltd.	219,637
12,092	Hikma Pharmaceuticals plc	293,291
2,474	ICON plc*	341,610
32,180	MiMedx Group, Inc.*	187,287
114,000	SSY Group Ltd.	96,314

		1,138,139

	Real Estate - 10.3%
200,400	Corp. Inmobiliaria Vesta S.A.B. de C.V.	244,171
40,769	Dream Global REIT	415,603
2,945	LEG Immobilien AG	321,915
5,619	Life Storage, Inc. REIT	529,085
16,136	Park Hotels & Resorts, Inc. REIT	469,073
3,300	PS Business Parks, Inc. REIT	430,980
18,480	STORE Capital Corp. REIT	536,474
39,504	UNITE Group plc	430,127

		3,377,428

	Retailing - 3.4%
49,807	Chico’s FAS, Inc.	382,020
8,189	Etsy, Inc.*	348,196
4,900	Magazine Luiza S.A.	222,254
532,100	Matahari Department Store Tbk PT	169,997

		1,122,467

	Semiconductors & Semiconductor Equipment - 5.4%
13,578	First Solar, Inc.*	567,560
17,535	Kulicke & Soffa Industries, Inc.	356,487
5,438	SOITEC*	387,482
13,285	Teradyne, Inc.	457,668

		1,769,197

The accompanying notes are an integral part of these financial statements.

54

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 120.2% - (continued)
	Software & Services - 3.4%
3,462	HubSpot, Inc.*	$469,620
11,700	Teradata Corp.*	425,880
4,495	WNS Holdings Ltd. ADR*	225,604

		1,121,104

	Technology Hardware & Equipment - 4.7%
6,893	Arrow Electronics, Inc.*	466,725
50,220	Electrocomponents plc	397,614
34,033	Flex Ltd.*	267,499
10,900	Hitachi High-Technologies Corp.	409,071

		1,540,909

	Telecommunication Services - 3.8%
260,000	China Communications Services Corp. Ltd. Class H	210,697
27,846	LG Uplus Corp.	395,754
3,647	Millicom International Cellular S.A.	205,808
31,404	Vonage Holdings Corp.*	416,417

		1,228,676

	Transportation - 5.8%
139,600	Aeroflot PJSC*	206,093
130,893	Air New Zealand Ltd.	239,318
370,700	AirAsia Group Bhd	232,909
47,000	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	246,161
24,394	JetBlue Airways Corp.*	408,112
38,400	Localiza Rent a Car S.A.	296,654
65,929	Qantas Airways Ltd.	255,920

		1,885,167

	Utilities - 2.7%
247,000	China Longyuan Power Group Corp. Ltd. Class H	187,968
652,000	Huaneng Renewables Corp. Ltd. Class H	167,808
11,376	New Jersey Resources Corp.	513,058

		868,834

	Total Common Stocks (cost $41,939,115)	$39,270,518

EXCHANGE-TRADED FUNDS - 3.5%
	Other Investment Pools & Funds - 3.5%
9,689	iShares Core MSCI EAFE ETF	$569,520
3,776	iShares Russell 2000 ETF	566,513

		1,136,033

	Total Exchange-Traded Funds (cost $1,158,407)	$1,136,033

PREFERRED STOCKS - 0.8%
	Banks - 0.8%
58,673	Banco ABC Brasil S.A.	$254,936

	Total Preferred Stocks (cost $325,643)	$254,936

Shares or Principal Amount		Market Value†
RIGHTS - 0.0%
	Materials - 0.0%
3,889	Vidrala S.A.*	$15,637

	Total Rights (cost $11,195)	$15,637

	Total Long-Term Investments (cost $43,434,360)	$40,677,124

Total Investments (cost $43,434,360)	124.5%	$40,677,124

Total Securities Sold Short (proceeds $22,089,593)	(61.2)%	$(19,981,501)
Other Assets and Liabilities	36.7%	11,978,684

Total Net Assets	100.0%	$32,674,307

SECURITIES SOLD SHORT - (61.2%)
COMMON STOCKS - (59.2%)
	Automobiles & Components - (2.8%)
(2,473)	Dorman Products, Inc.*	$(195,391)
(2,474)	LCI Industries	(171,572)
(54,381)	Minth Group Ltd.	(176,691)
(2,331)	Thor Industries, Inc.	(162,331)
(11,694)	Toyo Tire & Rubber Co., Ltd.	(195,074)

		(901,059)

	Banks - (4.7%)
(5,792)	Aozora Bank Ltd.	(199,861)
(14,808)	Boston Private Financial Holdings, Inc.	(199,908)
(1,889)	LegacyTexas Financial Group, Inc.	(72,783)
(780)	LendingTree, Inc.*	(157,318)
(7,452)	Meta Financial Group, Inc.	(188,089)
(5,209)	Metro Bank plc*	(147,821)
(5,334)	Pacific Premier Bancorp, Inc.*	(155,913)
(66,219)	Seven Bank Ltd.	(206,951)
(13,356)	TFS Financial Corp.	(196,467)

		(1,525,111)

	Capital Goods - (6.1%)
(3,352)	Beacon Roofing Supply, Inc.*	(93,554)
(3,375)	BWX Technologies, Inc.	(197,303)
(278)	dormakaba Holding AG*	(200,561)
(2,477)	Dycom Industries, Inc.*	(168,139)
(4,565)	Evoqua Water Technologies Corp.*	(43,824)
(13,771)	Kratos Defense & Security Solutions, Inc.*	(172,551)
(1,545)	Mercury Systems, Inc.*	(72,399)
(9,383)	NN, Inc.	(108,843)
(1,352)	RBC Bearings, Inc.*	(199,663)
(5,675)	REV Group, Inc.	(61,914)
(3,576)	Sun Hydraulics Corp.	(165,926)
(9,755)	Sunrun, Inc.*	(119,596)
(641)	VAT Group AG*(1)	(64,319)
(8,942)	Weir Group plc	(180,955)
(21,549)	Zardoya Otis S.A.	(147,519)

		(1,997,066)

	Commercial & Professional Services - (2.8%)
(6,165)	ABM Industries, Inc.	(189,574)
(176,664)	China Everbright International Ltd.	(141,330)
(8,732)	Elis S.A.	(176,074)
(3,191)	Multi-Color Corp.	(169,633)
(6,954)	Park24 Co., Ltd.	(182,947)
(3,523)	Persol Holdings Co., Ltd.	(66,837)

		(926,395)

The accompanying notes are an integral part of these financial statements.

55

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (61.2%) - (continued)
COMMON STOCKS - (59.2%) - (continued)
	Consumer Durables & Apparel - (2.6%)
(23,219)	Husqvarna AB Class B	$(175,198)
(4,521)	Installed Building Products, Inc.*	(137,710)
(13,649)	Mattel, Inc.*	(185,353)
(11,518)	Neinor Homes S.A.*(1)	(185,378)
(3,854)	Tempur Sealy International, Inc.*	(178,093)

		(861,732)

	Consumer Services - (2.4%)
(1,785)	Bright Horizons Family Solutions, Inc.*	(205,114)
(4,652)	McDonald’s Holdings Co. Japan Ltd.	(204,745)
(4,455)	ServiceMaster Global Holdings, Inc.*	(191,031)
(54,281)	Tabcorp Holdings Ltd.	(178,133)

		(779,023)

	Diversified Financials - (4.0%)
(9,129)	Banca Mediolanum S.p.A.	(52,893)
(25,647)	Challenger Ltd.	(186,784)
(5,424)	Encore Capital Group, Inc.*	(137,824)
(37,914)	Jupiter Fund Management plc	(163,182)
(44,721)	LendingClub Corp.*	(144,449)
(2,977)	Onex Corp.	(195,723)
(38,011)	Singapore Exchange Ltd.	(188,032)
(9,497)	Virtu Financial, Inc. Class A	(225,269)

		(1,294,156)

	Energy - (2.5%)
(45,661)	Alta Mesa Resources, Inc.*	(143,832)
(1,902)	Cactus, Inc. Class A*	(63,641)
(1,706)	Centennial Resource Development, Inc. Class A*	(32,687)
(5,196)	International Seaways, Inc.*	(111,766)
(7,729)	Keyera Corp.	(192,572)
(16,497)	Ring Energy, Inc.*	(117,623)
(33,347)	Whitecap Resources, Inc.	(163,132)

		(825,253)

	Food & Staples Retailing - (0.5%)
(1,397)	PriceSmart, Inc.	(98,000)
(663)	Tsuruha Holdings, Inc.	(69,197)

		(167,197)

	Food, Beverage & Tobacco - (3.6%)
(5,938)	Calbee, Inc.	(197,006)
(39,440)	Greencore Group plc	(95,455)
(4,820)	Ito En Ltd.	(205,170)
(3,755)	Kagome Co., Ltd.	(99,971)
(2,633)	MGP Ingredients, Inc.	(187,391)
(2,652)	Premium Brands Holdings Corp.	(178,345)
(2,165)	Sanderson Farms, Inc.	(213,014)

		(1,176,352)

	Health Care Equipment & Services - (3.4%)
(5,364)	Diplomat Pharmacy, Inc.*	(106,422)
(20,412)	Fisher & Paykel Healthcare Corp. Ltd.	(181,572)
(8,064)	Inovalon Holdings, Inc. Class A*	(75,882)
(1,969)	iRhythm Technologies, Inc.*	(152,125)
(1,323)	Medidata Solutions, Inc.*	(93,007)
(3,497)	Nevro Corp.*	(170,514)
(4,259)	Novocure Ltd.*	(141,143)
(2,725)	Tactile Systems Technology, Inc.*	(178,433)

		(1,099,098)

	Household & Personal Products - (0.2%)
(5,808)	elf Beauty, Inc.*	(61,623)

	Insurance - (0.8%)
(28,686)	Hastings Group Holdings plc(1)	(67,797)
(18,353)	MBIA, Inc.*	(181,695)

		(249,492)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (61.2%) - (continued)
COMMON STOCKS - (59.2%) - (continued)
	Materials - (3.1%)
(4,300)	Crown Holdings, Inc.*	$(181,847)
(49,410)	Fletcher Building Ltd.*	(195,709)
(4,737)	K+S AG	(88,212)
(19,651)	Nufarm Ltd.	(79,466)
(107,805)	Petra Diamonds Ltd.*	(54,014)
(2,660)	Scotts Miracle-Gro Co.	(177,529)
(330,091)	Sibanye Gold Ltd.*	(229,644)

		(1,006,421)

	Media & Entertainment - (0.6%)
(4,143)	GCI Liberty, Inc. Class A*	(196,088)

	Pharmaceuticals, Biotechnology & Life Sciences - (0.2%)
(3,454)	Idorsia Ltd.*	(66,886)

	Real Estate - (4.6%)
(8,033)	Americold Realty Trust REIT	(198,817)
(33,563)	Colony Capital, Inc. REIT	(197,015)
(85)	Daiwa House Investment Corp. REIT	(186,271)
(173,772)	Fortress Ltd. Class A, REIT	(199,366)
(196)	GLP J-REIT REIT	(193,951)
(1,693)	Howard Hughes Corp.*	(188,803)
(2,317)	Outfront Media, Inc. REIT	(41,057)
(300)	Sekisui House , Inc. REIT	(187,763)
(3,706)	Washington Real Estate Investment Trust REIT	(103,286)

		(1,496,329)

	Retailing - (1.9%)
(219,778)	China ZhengTong Auto Services Holdings Ltd.	(105,472)
(3,844)	Duluth Holdings, Inc. Class B*	(118,126)
(5,282)	Floor & Decor Holdings, Inc. Class A*	(135,114)
(4,631)	National Vision Holdings, Inc.*	(191,862)
(6,794)	Ocado Group plc*	(74,155)

		(624,729)

	Semiconductors & Semiconductor Equipment - (2.5%)
(3,940)	ams AG*	(153,492)
(15,739)	FormFactor, Inc.*	(192,645)
(10,409)	MaxLinear, Inc.*	(202,039)
(505)	U-Blox Holding AG*	(63,279)
(662)	Ultra Clean Holdings, Inc.*	(6,964)
(1,704)	Universal Display Corp.	(209,609)

		(828,028)

	Software & Services - (0.7%)
(3,364)	GMO Payment Gateway, Inc.	(162,973)
(19,028)	NEXTDC Ltd.*	(79,542)

		(242,515)

	Technology Hardware & Equipment - (2.2%)
(1,109)	Coherent, Inc.*	(136,562)
(3,512)	Cray, Inc.*	(79,687)
(15,715)	Oki Electric Industry Co., Ltd.	(215,098)
(3,298)	ViaSat, Inc.*	(210,281)
(16,950)	Wacom Co., Ltd.	(78,831)

		(720,459)

	Transportation - (3.3%)
(12,354)	bpost S.A.	(187,492)
(15,543)	Groupe Eurotunnel SE	(195,505)
(6,336)	Heartland Express, Inc.	(123,362)
(11,414)	Keikyu Corp.	(168,926)
(5,747)	Knight-Swift Transportation Holdings, Inc.	(183,904)
(4,306)	Nagoya Railroad Co., Ltd.	(103,995)
(40,318)	PostNL N.V.	(119,116)

		(1,082,300)

The accompanying notes are an integral part of these financial statements.

56

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (61.2%) - (continued)
COMMON STOCKS - (59.2%) - (continued)
	Utilities - (3.7%)
(3,477)	American States Water Co.	$(212,862)
(5,345)	Aqua America, Inc.	(173,873)
(166,315)	Beijing Enterprises Water Group Ltd.	(84,930)
(4,788)	California Water Service Group	(201,096)
(7,314)	Chugoku Electric Power Co., Inc.	(94,078)
(21,924)	Pennon Group plc	(208,861)
(3,557)	Rubis SCA	(183,520)
(5,701)	Scatec Solar ASA(1)	(38,795)

		(1,198,015)

	Total Common Stocks (Proceeds $(21,423,688))	$(19,325,327)

EXCHANGE TRADED FUNDS - (2.0%)
	Other Investment Pools & Funds - 2.0%
(12,712)	iShares MSCI Brazil ETF	$(510,387)
(4,829)	iShares MSCI India ETF	(145,787)

	Total Exchange Traded Funds (cost $(665,905))	$(656,174)

	Total Securities Sold Short (Proceeds $(22,089,593))	$ (19,981,501)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $358,638, representing 1.1% of net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$844,740	$405,654	$439,086	$—
Banks	2,427,342	1,325,903	1,101,439	—
Capital Goods	4,833,369	2,576,562	2,256,807	—
Commercial & Professional Services	389,594	389,594	—	—
Consumer Durables & Apparel	1,735,916	1,735,916	—	—
Consumer Services	1,211,589	811,748	399,841	—
Diversified Financials	1,321,970	1,075,376	246,594	—
Energy	1,652,085	1,275,829	376,256	—
Food & Staples Retailing	406,434	406,434	—	—
Food, Beverage & Tobacco	1,163,261	622,365	540,896	—
Health Care Equipment & Services	3,355,360	2,835,151	520,209	—
Household & Personal Products	509,797	509,797	—	—
Insurance	1,082,130	604,098	478,032	—
Materials	3,134,815	1,368,275	1,766,540	—
Media & Entertainment	1,150,195	552,552	597,643	—
Pharmaceuticals, Biotechnology & Life Sciences	1,138,139	528,897	609,242	—
Real Estate	3,377,428	2,625,386	752,042	—
Retailing	1,122,467	952,470	169,997	—
Semiconductors & Semiconductor Equipment	1,769,197	1,381,715	387,482	—
Software & Services	1,121,104	1,121,104	—	—
Technology Hardware & Equipment	1,540,909	734,224	806,685	—
Telecommunication Services	1,228,676	416,417	812,259	—
Transportation	1,885,167	950,927	934,240	—
Utilities	868,834	513,058	355,776	—

The accompanying notes are an integral part of these financial statements.

57

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2018

	Total	Level 1	Level 2	Level 3(1)
Exchange-Traded Funds	$1,136,033	$1,136,033	$—	$—
Preferred Stocks	254,936	254,936	—	—
Rights	15,637	15,637	—	—

Total	$40,677,124	$27,126,058	$13,551,066	$—

Liabilities
Securities Sold Short
Automobiles & Components	$(901,059)	$(529,294)	$(371,765)	$—
Banks	(1,525,111)	(970,478)	(554,633)	—
Capital Goods	(1,997,066)	(1,403,712)	(593,354)	—
Commercial & Professional Services	(926,395)	(359,207)	(567,188)	—
Consumer Durables & Apparel	(861,732)	(501,156)	(360,576)	—
Consumer Services	(779,023)	(396,145)	(382,878)	—
Diversified Financials	(1,294,156)	(703,265)	(590,891)	—
Energy	(825,253)	(825,253)	—	—
Food & Staples Retailing	(167,197)	(98,000)	(69,197)	—
Food, Beverage & Tobacco	(1,176,352)	(578,750)	(597,602)	—
Health Care Equipment & Services	(1,099,098)	(917,526)	(181,572)	—
Household & Personal Products	(61,623)	(61,623)	—	—
Insurance	(249,492)	(181,695)	(67,797)	—
Materials	(1,006,421)	(359,376)	(647,045)	—
Media & Entertainment	(196,088)	(196,088)	—	—
Pharmaceuticals, Biotechnology & Life Sciences	(66,886)	—	(66,886)	—
Real Estate	(1,496,329)	(728,978)	(767,351)	—
Retailing	(624,729)	(445,102)	(179,627)	—
Semiconductors & Semiconductor Equipment	(828,028)	(611,257)	(216,771)	—
Software & Services	(242,515)	—	(242,515)	—
Technology Hardware & Equipment	(720,459)	(426,530)	(293,929)	—
Transportation	(1,082,300)	(307,266)	(775,034)	—
Utilities	(1,198,015)	(587,831)	(610,184)	—
Securities Sold Short-ETF
Diversified Financials	(656,174)	(656,174)	—	—

Total	$(19,981,501)	$(11,844,706)	$(8,136,795)	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

58

Hartford International/Global Equity Funds

Statements of Assets and Liabilities

October 31, 2018

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund
Assets:
Investments in securities, at market value(1)	$141,875,697	$29,350,841	$1,113,182,207	$318,313,128	$3,779,597,135
Cash	—	—	25,624	—	635
Cash collateral due from broker on futures contracts	80,605	—	692,700	—	—
Foreign currency	34,388	1,353	2,813,143	57,689	715,489
Receivables:
Investment securities sold	597	619,380	1,157,069	1,824,675	14,422,118
Fund shares sold	126,626	27,204	286,895	568,874	5,557,465
Dividends and interest	167,660	55,419	1,546,426	384,325	7,991,642
Securities lending income	2,656	2,818	10,077	314	28,247
Tax reclaims	195	20,479	1,044,622	403,184	5,721,919
Variation margin on futures contracts	17,050	—	118,470	—	—
Other assets	93,076	40,216	134,592	71,295	76,483

Total assets	142,398,550	30,117,710	1,121,011,825	321,623,484	3,814,111,133

Liabilities:
Bank overdraft	—	—	—	—	—
Bank overdraft – foreign cash	—	—	—	—	—
Obligation to return securities lending collateral	2,271,487	74,700	12,359,996	9,935,171	195,273,571
Securities sold short, at market value	—	—	—	—	—
Payables:
Investment securities purchased	—	567,198	20,308,771	1,606,522	17,635,221
Fund shares redeemed	1,321,163	7,250	3,338,269	385,443	7,840,446
Investment management fees	114,980	15,999	696,716	212,809	2,076,030
Transfer agent fees	41,655	4,035	452,638	87,996	486,773
Accounting services fees	2,300	465	20,452	4,853	56,303
Board of Directors’ fees	536	148	6,135	1,277	15,936
Foreign taxes	9,997	—	—	—	—
Distribution fees	3,342	640	44,570	6,685	38,541
Dividends on securities sold short	—	—	—	—	—
Accrued expenses	42,501	30,747	183,831	67,275	326,218

Total liabilities	3,807,961	701,182	37,411,378	12,308,031	223,749,039

Net assets	$138,590,589	$29,416,528	$1,083,600,447	$309,315,453	$3,590,362,094

Summary of Net Assets:
Capital stock and paid-in-capital	$166,291,630	$26,944,999	$1,148,651,795	$291,698,804	$3,705,011,857
Distributable earnings	(27,701,041)	2,471,529	(65,051,348)	17,616,649	(114,649,763)

Net assets	$138,590,589	$29,416,528	$1,083,600,447	$309,315,453	$3,590,362,094

Shares authorized	710,000,000	225,000,000	685,000,000	610,000,000	950,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$8.39	$10.99	$9.91	$13.85	$14.66

Maximum offering price per share	$8.88	$11.63	$10.49	$14.66	$15.51

Shares outstanding	7,270,095	388,232	75,718,046	8,931,971	32,790,311

Net Assets	$61,016,499	$4,266,201	$750,142,562	$123,681,032	$480,729,940

Class C: Net asset value per share	$8.18	$10.99	$9.76	$12.71	$12.74

Shares outstanding	450,165	129,721	7,210,678	626,254	3,783,262

Net Assets	$3,681,999	$1,425,478	$70,347,899	$7,962,357	$48,192,601

Class I: Net asset value per share	$8.39	$11.00	$10.01	$13.75	$14.60

Shares outstanding	2,000,963	741,606	12,031,647	2,556,033	31,337,782

Net Assets	$16,780,103	$8,156,575	$120,490,936	$35,143,911	$457,499,235

Class R3: Net asset value per share	$8.38	$10.98	$9.85	$14.00	$14.87

Shares outstanding	24,557	112,127	1,988,999	39,729	3,898,290

Net Assets	$205,694	$1,231,388	$19,594,753	$556,392	$57,967,155

The accompanying notes are an integral part of these financial statements.

59

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund
Class R4: Net asset value per share	$8.44	$10.99	$9.91	$14.21	$15.16

Shares outstanding	661,203	113,480	1,549,568	615,705	10,410,941

Net Assets	$5,579,950	$1,246,941	$15,357,113	$8,747,880	$157,810,941

Class R5: Net asset value per share	$8.34	$10.99	$8.75	$14.34	$15.32

Shares outstanding	73,210	112,855	126,709	1,512,711	16,538,936

Net Assets	$610,907	$1,240,661	$1,109,288	$21,691,232	$253,440,249

Class R6: Net asset value per share	$8.39	$11.01	$10.06	$14.41	$15.42

Shares outstanding	99,854	113,037	493,005	40,478	32,788,259

Net Assets	$837,693	$1,244,187	$4,959,146	$583,167	$505,432,646

Class Y: Net asset value per share	$8.38	$11.00	$10.02	$14.39	$15.41

Shares outstanding	5,724,029	122,041	2,726,289	1,141,009	66,802,253

Net Assets	$47,966,128	$1,342,354	$27,321,009	$16,422,088	$1,029,715,485

Class F: Net asset value per share	$8.35	$11.06	$10.06	$13.77	$14.61

Shares outstanding	228,909	837,157	7,383,068	6,864,259	41,031,738

Net Assets	$1,911,616	$9,262,743	$74,277,741	$94,527,394	$599,573,842

Cost of investments	$151,966,927	$30,452,469	$1,171,845,460	$322,231,723	$4,017,715,459
Cost of foreign currency	$34,394	$1,408	$2,813,179	$58,544	$768,146
Cost of bank overdraft – foreign cash	$—	$—	$—	$—	$—
Proceeds of securities sold short	$—	$—	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$3,264,295	$970,804	$11,951,802	$10,462,843	$206,243,187

The accompanying notes are an integral part of these financial statements.

60

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	The Hartford International Small Company Fund	The Hartford International Value Fund	Hartford Long/Short Global Equity Fund
Assets:
Investments in securities, at market value(1)	$273,545,890	$2,350,286,311	$40,677,124
Cash	—	—	67,983
Cash collateral due from broker	—	—	12,153,579
Foreign currency	—	818,551	203
Receivables:
Investment securities sold	164,317	20,369,798	181,254
Fund shares sold	209,688	2,659,124	15,966
Dividends and interest	732,559	9,375,007	33,596
Securities lending income	16,904	68,180	314
Tax reclaims	269,598	1,001,808	6,366
Variation margin on futures contracts	—	—	—
Other assets	36,420	54,788	52,876

Total assets	274,975,376	2,384,633,567	53,189,261

Liabilities:
Bank overdraft	415	177,272	—
Bank overdraft – foreign cash	—	—	83,635
Obligation to return securities lending collateral	6,452,569	27,335,795	—
Securities sold short, at market value	—	—	19,981,501
Payables:
Investment securities purchased	180,335	5,360,335	22,076
Fund shares redeemed	226,986	23,117,447	317,111
Investment management fees	214,639	1,643,915	41,794
Transfer agent fees	54,615	386,995	9,754
Accounting services fees	4,293	37,925	537
Board of Directors’ fees	1,500	11,356	191
Foreign taxes	—	—	—
Distribution fees	3,641	16,347	792
Dividends on securities sold short	—	—	31,288
Accrued expenses	51,787	189,296	26,275

Total liabilities	7,190,780	58,276,683	20,514,954

Net assets	$267,784,596	$2,326,356,884	$32,674,307

Summary of Net Assets:
Capital stock and paid-in-capital	$251,093,834	$2,372,332,563	$33,103,705
Distributable earnings	16,690,762	(45,975,679)	(429,398)

Net assets	$267,784,596	$2,326,356,884	$32,674,307

Shares authorized	610,000,000	680,000,000	400,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$14.00	$15.11	$10.55

Maximum offering price per share	$14.81	$15.99	$11.16

Shares outstanding	3,660,858	19,402,591	474,617

Net Assets	$51,258,378	$293,130,846	$5,007,239

Class C: Net asset value per share	$12.52	$14.86	$10.33

Shares outstanding	372,840	1,785,007	358,137

Net Assets	$4,669,017	$26,524,038	$3,698,197

Class I: Net asset value per share	$13.91	$15.28	$10.63

Shares outstanding	1,680,394	59,278,739	2,039,599

Net Assets	$23,382,242	$905,960,080	$21,672,615

Class R3: Net asset value per share	$14.08	$15.17	$—

Shares outstanding	532,839	56,113	—

Net Assets	$7,504,965	$851,480	$—

The accompanying notes are an integral part of these financial statements.

61

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	The Hartford International Small Company Fund	The Hartford International Value Fund	Hartford Long/Short Global Equity Fund
Class R4: Net asset value per share	$14.18	$15.20	$—

Shares outstanding	365,163	94,822	—

Net Assets	$5,176,268	$1,441,474	$—

Class R5: Net asset value per share	$14.28	$15.32	$—

Shares outstanding	134,596	1,971,778	—

Net Assets	$1,921,814	$30,210,069	$—

Class R6: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net Assets	$—	$—	$—

Class Y: Net asset value per share	$14.29	$15.60	$10.63

Shares outstanding	7,906,738	43,962,012	215,128

Net Assets	$113,001,460	$685,942,102	$2,286,208

Class F: Net asset value per share	$13.93	$15.30	$10.62

Shares outstanding	4,370,499	24,993,522	946

Net Assets	$60,870,452	$382,296,795	$10,048

Cost of investments	$286,318,155	$2,481,018,594	$43,434,360
Cost of foreign currency	$—	$818,219	$—
Cost of bank overdraft – foreign cash	$—	$—	$83,657
Proceeds of securities sold short	$—	$—	$22,089,593

(1) Includes Investment in securities on loan, at market value	$8,610,361	$10,187,594	$—

The accompanying notes are an integral part of these financial statements.

62

Hartford International/Global Equity Funds

Statements of Operations

For the Year Ended October 31, 2018

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund
Investment Income:
Dividends	$4,801,159	$771,218	$3,290,625	$6,591,341	$90,272,485
Interest	73,478	14,925	69,237	125,052	2,154,827
Securities lending	6,242	6,305	13,128	23,873	280,222
Less: Foreign tax withheld	(503,490)	(43,222)	(332,677)	(614,968)	(8,520,495)

Total investment income, net	4,377,389	749,226	3,040,313	6,125,298	84,187,039

Expenses:
Investment management fees	1,188,977	247,918	617,134	2,591,508	25,296,752
Administrative services fees
Class R3	506	2,704	578	1,305	137,637
Class R4	3,657	2,049	1,448	15,890	284,832
Class R5	711	1,361	508	21,611	262,472
Transfer agent fees
Class A	95,365	6,782	113,760	268,482	883,470
Class C	13,923	1,440	19,207	39,215	115,731
Class I	17,805	2,224	24,560	32,777	446,239
Class R3	44	270	23	133	9,516
Class R4	462	273	169	1,331	15,418
Class R5	145	272	101	3,154	8,645
Class R6	—	36	—	—	10,735
Class Y	22,779	739	5,117	4,259	440,778
Class F	42	33	64	113	714
Distribution fees
Class A	152,953	11,242	153,585	328,050	1,444,218
Class C	58,462	15,394	94,773	156,859	701,705
Class R3	1,264	6,759	1,445	3,264	344,092
Class R4	6,095	3,414	2,413	26,483	474,719
Custodian fees	41,683	5,964	43,565	32,022	183,994
Registration and filing fees	142,771	143,068	167,203	147,821	289,692
Accounting services fees	23,780	6,518	23,093	56,385	681,713
Board of Directors’ fees	3,808	1,049	3,453	9,129	113,434
Dividend and interest expense on securities sold short	—	—	—	—	—
Audit fees	64,038	29,457	69,414	47,533	36,640
Other expenses	28,659	15,759	27,992	88,828	515,126

Total expenses (before waivers and fees paid indirectly)	1,867,929	504,725	1,369,605	3,876,152	32,698,272
Expense waivers	(211,309)	(180,231)	(248,911)	(257,142)	—
Distribution fee reimbursements	(1,318)	(27,208)	(3,112)	(5,133)	(11,281)
Commission recapture	—	(162)	(216)	(1,177)	(61,767)

Total waivers and fees paid indirectly	(212,627)	(207,601)	(252,239)	(263,452)	(73,048)

Total expenses, net	1,655,302	297,124	1,117,366	3,612,700	32,625,224

Net Investment Income (Loss)	2,722,087	452,102	1,922,947	2,512,598	51,561,815

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(3,514,230)	3,064,837	(3,962,153)	21,042,118	85,781,054
Less: Foreign taxes paid on realized capital gains	(17,056)	—	(6,627)	—	—
Net realized gain (loss) on futures contracts	(840,363)	—	333,619	—	—
Net realized gain (loss) on securities sold short	—	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	(192,668)	(1,389)	(144,308)	(133,400)	(1,403,898)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(4,564,317)	3,063,448	(3,779,469)	20,908,718	84,377,156

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(23,810,304)	(7,686,681)	(11,070,047)	(53,339,845)	(636,939,918)
Net unrealized appreciation (depreciation) of futures contracts	(9,755)	—	217,061	—	—
Net unrealized appreciation (depreciation) of securities sold short	—	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(3,167)	(188)	(48,222)	(12,282)	(252,889)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(23,823,226)	(7,686,869)	(10,901,208)	(53,352,127)	(637,192,807)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(28,387,543)	(4,623,421)	(14,680,677)	(32,443,409)	(552,815,651)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,665,456)	$(4,171,319)	$(12,757,730)	$(29,930,811)	$(501,253,836)

The accompanying notes are an integral part of these financial statements.

63

Hartford International/Global Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2018

	The Hartford International Small Company Fund	The Hartford International Value Fund	Hartford Long/Short Global Equity Fund
Investment Income:
Dividends	$7,685,246	$84,566,672	$1,167,697
Interest	91,432	1,633,434	6,643
Securities lending	145,131	720,002	17,800
Less: Foreign tax withheld	(525,837)	(7,737,864)	(69,248)

Total investment income, net	7,395,972	79,182,244	1,122,892

Expenses:
Investment management fees	3,229,513	21,495,522	701,530
Administrative services fees
Class R3	19,935	1,895	—
Class R4	11,986	2,688	—
Class R5	2,387	26,267	—
Transfer agent fees
Class A	136,973	437,427	4,623
Class C	25,619	31,064	2,589
Class I	41,328	786,740	26,856
Class R3	1,167	189	—
Class R4	1,158	370	—
Class R5	487	1,090	—
Class R6	—	—	—
Class Y	24,718	365,204	1,114
Class F	145	793	—
Distribution fees
Class A	149,830	892,265	18,827
Class C	101,097	329,717	43,164
Class R3	49,838	4,737	—
Class R4	19,977	4,479	—
Custodian fees	32,500	155,871	21,233
Registration and filing fees	118,225	255,061	79,227
Accounting services fees	64,590	497,893	9,020
Board of Directors’ fees	10,361	82,188	1,536
Dividend and interest expense on securities sold short	—	—	237,560
Audit fees	35,097	37,320	38,870
Other expenses	48,145	325,282	23,532

Total expenses (before waivers and fees paid indirectly)	4,125,076	25,734,062	1,209,681
Expense waivers	(13,501)	—	(124,005)
Distribution fee reimbursements	(5,858)	(704)	(35,090)
Commission recapture	(523)	(4,413)	(1,433)

Total waivers and fees paid indirectly	(19,882)	(5,117)	(160,528)

Total expenses, net	4,105,194	25,728,945	1,049,153

Net Investment Income (Loss)	3,290,778	53,453,299	73,739

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	33,234,905	108,213,910	6,248,497
Less: Foreign taxes paid on realized capital gains	—	—	(6,639)
Net realized gain (loss) on futures contracts	—	39,335	—
Net realized gain (loss) on securities sold short	—	—	(5,697,610)
Net realized gain (loss) on foreign currency contracts	—	298	(727)
Net realized gain (loss) on other foreign currency transactions	(31,911)	(978,693)	(28,731)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	33,202,994	107,274,850	514,790

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(77,248,868)	(416,985,204)	(7,373,785)
Net unrealized appreciation (depreciation) of futures contracts	—	(1,715,533)	—
Net unrealized appreciation (depreciation) of securities sold short	—	—	3,174,062
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(5,842)	16,391	(483)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(77,254,710)	(418,684,346)	(4,200,206)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(44,051,716)	(311,409,496)	(3,685,416)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(40,760,938)	$(257,956,197)	$(3,611,677)

The accompanying notes are an integral part of these financial statements.

64

Hartford International/Global Equity Funds

Statements of Changes in Net Assets

	Hartford Emerging Markets Equity Fund		Hartford Environmental Opportunities Fund		Hartford International Equity Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$2,722,087	$1,406,431	$452,102	$381,226	$1,922,947	$589,713
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(4,564,317)	12,603,263	3,063,448	3,042,239	(3,779,469)	2,586,324
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(23,823,226)	6,873,299	(7,686,869)	3,621,024	(10,901,208)	5,051,633

Net Increase (Decrease) in Net Assets Resulting from Operations	(25,665,456)	20,882,993	(4,171,319)	7,044,489	(12,757,730)	8,227,670

Distributions to Shareholders:(1)
Class A	(423,895)	(97,817)	(366,284)	(45,161)	(510,061)	(188,639)
Class B	—	—	—	—	—	(963)
Class C	(58,552)	(10,960)	(128,522)	(26,949)	(133,789)	(27,834)
Class I	(170,558)	(85,485)	(1,670,472)	(667,420)	(558,601)	(116,365)
Class R3	(2,938)	—	(117,042)	(29,826)	(2,728)	(1,684)
Class R4	(598)	—	(119,330)	(32,621)	(21,068)	(4,888)
Class R5	(14,120)	(151)	(120,227)	(35,423)	(14,973)	(1,512)
Class R6	—	—	(121,629)	(36,305)	—	—
Class Y	(677,249)	(943,751)	(127,447)	(36,306)	(439,298)	(234,686)
Class F	(40,175)	—	(608,068)	—	(66,466)	—

Total distributions	(1,388,085)	(1,138,164)	(3,379,021)	(910,011)	(1,746,984)	(576,571)

Capital Share Transactions:
Sold	148,170,132	63,728,196	8,315,578	14,444,497	73,122,383	24,415,822
Issued in merger	—	—	—	—	1,034,196,495	—
Issued on reinvestment of distributions	1,376,702	1,131,972	3,342,241	899,883	1,738,942	575,401
Redeemed	(65,585,509)	(83,551,373)	(13,140,643)	(12,986,231)	(61,183,690)	(11,970,931)

Net increase (decrease) from capital share transactions	83,961,325	(18,691,205)	(1,482,824)	2,358,149	1,047,874,130	13,020,292

Net Increase (Decrease) in Net Assets	56,907,784	1,053,624	(9,033,164)	8,492,627	1,033,369,416	20,671,391

Net Assets:
Beginning of period	81,682,805	80,629,181	38,449,692	29,957,065	50,231,031	29,559,640

End of period	$138,590,589	$81,682,805	$29,416,528	$38,449,692	$1,083,600,447	$50,231,031

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

65

Hartford International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Growth Fund		The Hartford International Opportunities Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$2,512,598	$1,601,894	$51,561,815	$39,726,600
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	20,908,718	8,673,534	84,377,156	201,200,231
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(53,352,127)	38,974,721	(637,192,807)	356,541,113

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,930,811)	49,250,149	(501,253,836)	597,467,944

Distributions to Shareholders:(1)
Class A	(654,722)	(1,221,001)	(27,103,108)	(4,740,369)
Class B	—	—	—	—
Class C	—	(56,038)	(3,356,309)	(236,830)
Class I	(249,753)	(526,193)	(22,310,614)	(4,337,804)
Class R3	(510)	(5,741)	(3,088,773)	(525,523)
Class R4	(56,043)	(119,840)	(9,021,702)	(1,547,929)
Class R5	(177,288)	(87,658)	(11,978,889)	(1,534,643)
Class R6	—	—	(15,197,967)	(639,577)
Class Y	(102,125)	(255,533)	(53,913,944)	(16,572,907)
Class F	(560,109)	—	(27,988,835)	—

Total distributions	(1,800,550)	(2,272,004)	(173,960,141)	(30,135,582)

Capital Share Transactions:
Sold	149,445,062	235,980,732	1,630,439,776	2,306,749,785
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	1,734,158	2,154,807	168,473,738	28,980,960
Redeemed	(69,055,734)	(221,067,999)	(980,973,061)	(1,690,284,843)

Net increase (decrease) from capital share transactions	82,123,486	17,067,540	817,940,453	645,445,902

Net Increase (Decrease) in Net Assets	50,392,125	64,045,685	142,726,476	1,212,778,264

Net Assets:
Beginning of period	258,923,328	194,877,643	3,447,635,618	2,234,857,354

End of period	$309,315,453	$258,923,328	$3,590,362,094	$3,447,635,618

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

66

Hartford International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Small Company Fund		The Hartford International Value Fund		Hartford Long/Short Global Equity Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$3,290,778	$3,490,702	$53,453,299	$48,100,608	$73,739	$(245,896)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	33,202,994	24,634,375	107,274,850	112,033,577	514,790	2,572,523
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(77,254,710)	73,100,734	(418,684,346)	306,921,848	(4,200,206)	2,007,241

Net Increase (Decrease) in Net Assets Resulting from Operations	(40,760,938)	101,225,811	(257,956,197)	467,056,033	(3,611,677)	4,333,868

Distributions to Shareholders:(1)
Class A	(4,509,006)	(236,889)	(24,639,325)	(16,738,763)	(307,271)	—
Class B	—	—	—	—	—	—
Class C	(826,473)	—	(2,084,865)	(1,399,574)	(147,624)	—
Class I	(4,904,657)	(427,460)	(81,559,780)	(38,666,019)	(897,557)	—
Class R3	(726,575)	(20,523)	(61,037)	(26,624)	—	—
Class R4	(585,246)	(47,470)	(116,962)	(84,623)	—	—
Class R5	(166,290)	(15,741)	(1,531,085)	(38,756)	—	—
Class R6	—	—	—	—	—	—
Class Y	(11,767,246)	(2,344,160)	(50,738,680)	(19,736,706)	(436,037)	—
Class F	(5,778,440)	—	(26,335,996)	—	(446)	—

Total distributions	(29,263,933)	(3,092,243)	(187,067,730)	(76,691,065)	(1,788,935)	—

Capital Share Transactions:
Sold	82,483,136	152,780,636	952,010,467	1,767,719,108	30,227,920	15,671,808
Issued in merger	—	—	—	—	—	—
Issued on reinvestment of distributions	28,095,820	2,986,465	163,109,315	64,697,786	1,744,068	—
Redeemed	(163,157,880)	(312,008,398)	(1,092,857,083)	(1,003,131,852)	(35,412,324)	(4,684,016)

Net increase (decrease) from capital share transactions	(52,578,924)	(156,241,297)	22,262,699	829,285,042	(3,440,336)	10,987,792

Net Increase (Decrease) in Net Assets	(122,603,795)	(58,107,729)	(422,761,228)	1,219,650,010	(8,840,948)	15,321,660

Net Assets:
Beginning of period	390,388,391	448,496,120	2,749,118,112	1,529,468,102	41,515,255	26,193,595

End of period	$267,784,596	$390,388,391	$2,326,356,884	$2,749,118,112	$32,674,307	$41,515,255

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

67

Hartford International/Global Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Emerging Markets Equity Fund
For the Year Ended October 31, 2018
A	$9.85	$0.20	$(1.52)	$(1.32)	$(0.14)	$—	$(0.14)	$8.39	(13.61)%		$61,016	1.53%	1.38%		2.10%	85%
C	9.64	0.08	(1.45)	(1.37)	(0.09)	—	(0.09)	8.18	(14.32)		3,682	2.37	2.20		0.83	85
I	9.83	0.22	(1.50)	(1.28)	(0.16)	—	(0.16)	8.39	(13.30)		16,780	1.24	1.07		2.23	85
R3	9.85	0.13	(1.48)	(1.35)	(0.12)	—	(0.12)	8.38	(13.89)		206	1.85	1.68		1.37	85
R4	9.90	0.27	(1.59)	(1.32)	(0.14)	—	(0.14)	8.44	(13.57)		5,580	1.55	1.38		2.90	85
R5	9.79	0.18	(1.47)	(1.29)	(0.16)	—	(0.16)	8.34	(13.43)		611	1.26	1.11		1.88	85
R6(4)	10.24	0.11	(1.96)	(1.85)	—	—	—	8.39	(18.07	)(5)	838	1.14 (6)	0.98	(6)	1.90 (6)	85
Y	9.83	0.20	(1.48)	(1.28)	(0.17)	—	(0.17)	8.38	(13.32)		47,966	1.19	1.02		2.06	85
F	9.85	0.21	(1.49)	(1.28)	(0.22)	—	(0.22)	8.35	(13.30)		1,912	1.14	0.98		2.23	85

For the Year Ended October 31, 2017
A	$7.65	$0.15	$2.12	$2.27	$(0.07)	$—	$(0.07)	$9.85	30.12%		$23,924	1.76%	1.56%		1.78%	98%
C	7.49	0.08	2.10	2.18	(0.03)	—	(0.03)	9.64	29.28		5,560	2.50	2.33		0.91	98
I	7.64	0.21	2.08	2.29	(0.10)	—	(0.10)	9.83	30.54		11,361	1.42	1.29		2.43	98
R3	7.58	0.12	2.15	2.27	—	—	—	9.85	29.95		197	2.11	1.82		1.41	98
R4	7.61	0.11	2.18	2.29	—	—	—	9.90	30.09		41	1.87	1.56		1.38	98
R5	7.59	0.09	2.20	2.29	(0.09)	—	(0.09)	9.79	30.66		876	1.35	1.17		0.95	98
Y	7.64	0.13	2.17	2.30	(0.11)	—	(0.11)	9.83	30.64		38,223	1.32	1.23		1.62	98
F(7)	7.96	0.21	1.68	1.89	—	—	—	9.85	23.74	(5)	1,500	1.25 (6)	1.03	(6)	3.54 (6)	98

For the Year Ended October 31, 2016
A	$7.30	$0.08	$0.50 (8)	$0.58	$(0.13)	$(0.10)	$(0.23)	$7.65	8.52%		$10,848	1.94%	1.76	%(9)	1.12%	97%
C	7.15	0.03	0.49 (8)	0.52	(0.08)	(0.10)	(0.18)	7.49	7.69		1,520	2.61	2.51	(9)	0.46	97
I	7.30	0.10	0.51 (8)	0.61	(0.17)	(0.10)	(0.27)	7.64	8.94		2,665	1.42	1.36	(9)	1.52	97
R3	7.24	—	0.56 (8)	0.56	(0.12)	(0.10)	(0.22)	7.58	8.30		165	2.09	1.96	(9)	(0.01)	97
R4	7.28	0.01	0.57 (8)	0.58	(0.15)	(0.10)	(0.25)	7.61	8.44		40	1.78	1.66	(9)	0.11	97
R5	7.30	0.02	0.54 (8)	0.56	(0.17)	(0.10)	(0.27)	7.59	8.22		13	1.47	1.36	(9)	0.35	97
Y	7.29	0.09	0.53 (8)	0.62	(0.17)	(0.10)	(0.27)	7.64	9.16		65,378	1.37	1.31	(9)	1.33	97

For the Year Ended October 31, 2015
A	$9.09	$0.08	$(1.19)	$(1.11)	$(0.05)	$(0.63)	$(0.68)	$7.30	(12.64)%		$8,161	1.79%	1.75%		0.94%	151%
C	8.92	0.01	(1.15)	(1.14)	—	(0.63)	(0.63)	7.15	(13.20)		2,211	2.50	2.50		0.14	151
I	9.09	0.11	(1.19)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.27)		2,705	1.34	1.34		1.35	151
R3	9.02	0.05	(1.17)	(1.12)	(0.03)	(0.63)	(0.66)	7.24	(12.84)		1,749	2.02	1.95		0.68	151
R4	9.06	0.08	(1.18)	(1.10)	(0.05)	(0.63)	(0.68)	7.28	(12.50)		1,640	1.71	1.65		0.99	151
R5	9.09	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.30)		1,638	1.41	1.35		1.29	151
Y	9.08	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.29	(12.27)		163,053	1.32	1.30		1.31	151

For the Year Ended October 31, 2014
A	$9.16	$0.06	$—	$0.06	$(0.05)	$(0.08)	$(0.13)	$9.09	0.70%		$11,009	1.86%	1.72%		0.64%	106%
C	9.01	(0.01)	—	(0.01)	—	(0.08)	(0.08)	8.92	(0.06)		2,617	2.50	2.42		(0.12)	106
I	9.15	0.10	—	0.10	(0.08)	(0.08)	(0.16)	9.09	1.14		3,045	1.37	1.29		1.08	106
R3	9.09	0.04	(0.01)	0.03	(0.02)	(0.08)	(0.10)	9.02	0.42		1,927	2.05	1.92		0.45	106
R4	9.13	0.07	(0.01)	0.06	(0.05)	(0.08)	(0.13)	9.06	0.71		1,850	1.75	1.62		0.76	106
R5	9.15	0.10	—	0.10	(0.08)	(0.08)	(0.16)	9.09	1.11		1,868	1.45	1.32		1.06	106
Y	9.15	0.10	(0.01)	0.09	(0.08)	(0.08)	(0.16)	9.08	1.05		180,595	1.34	1.26		1.08	106

Hartford Environmental Opportunities Fund
For the Year Ended October 31, 2018
A	$13.64	$0.13	$(1.65)	$(1.52)	$(0.06)	$(1.07)	$(1.13)	$10.99	(12.08)%		$4,266	1.64%	1.07%		1.04%	42%
C	13.62	0.14	(1.65)	(1.51)	(0.05)	(1.07)	(1.12)	10.99	(11.95)		1,425	2.34	0.97		1.13	42
I	13.68	0.15	(1.64)	(1.49)	(0.12)	(1.07)	(1.19)	11.00	(11.82)		8,157	1.26	0.76		1.25	42
R3	13.63	0.14	(1.65)	(1.51)	(0.07)	(1.07)	(1.14)	10.98	(12.02)		1,231	1.96	0.98		1.13	42
R4	13.64	0.14	(1.64)	(1.50)	(0.08)	(1.07)	(1.15)	10.99	(11.93)		1,247	1.66	0.92		1.18	42
R5	13.65	0.15	(1.65)	(1.50)	(0.09)	(1.07)	(1.16)	10.99	(11.84)		1,241	1.36	0.87		1.24	42
R6	13.66	0.17	(1.65)	(1.48)	(0.10)	(1.07)	(1.17)	11.01	(11.74)		1,244	1.24	0.75		1.35	42
Y	13.66	0.16	(1.64)	(1.48)	(0.11)	(1.07)	(1.18)	11.00	(11.77)		1,342	1.29	0.76		1.34	42
F	13.68	0.17	(1.67)	(1.50)	(0.05)	(1.07)	(1.12)	11.06	(11.78)		9,263	1.24	0.75		1.38	42

The accompanying notes are an integral part of these financial statements.

68

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Environmental Opportunities Fund – (continued)
For the Year Ended October 31, 2017
A	$11.53	$0.11	$2.33	$2.44	$(0.12)	$(0.21)	$(0.33)	$13.64	21.76%		$4,336	1.87%		1.18%		0.87%		44%
C	11.47	0.08	2.33	2.41	(0.05)	(0.21)	(0.26)	13.62	21.48		1,559	2.53		1.37		0.69		44
I	11.55	0.14	2.34	2.48	(0.14)	(0.21)	(0.35)	13.68	22.12		19,040	1.53		0.92		1.18		44
R3	11.50	0.10	2.33	2.43	(0.09)	(0.21)	(0.30)	13.63	21.68		1,399	2.20		1.22		0.83		44
R4	11.52	0.12	2.32	2.44	(0.11)	(0.21)	(0.32)	13.64	21.84		1,404	1.90		1.11		0.94		44
R5	11.54	0.13	2.33	2.46	(0.14)	(0.21)	(0.35)	13.65	22.01		1,408	1.60		1.00		1.05		44
R6	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09		1,411	1.50		0.90		1.16		44
Y	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09		1,469	1.51		0.90		1.16		44
F(7)	11.81	0.08	1.79	1.87	—	—	—	13.68	15.83	(5)	6,424	1.58	(6)	0.90	(6)	0.87	(6)	44

For the Period Ended October 31, 2016
A(10)	$10.00	$0.13	$1.40	$1.53	$—	$—	$—	$11.53	15.30	%(5)	$1,489	1.46	%(6)	1.17	%(6)	1.75	%(6)	25	%(5)
C(10)	10.00	0.07	1.40	1.47	—	—	—	11.47	14.70	(5)	1,196	2.20	(6)	1.90	(6)	0.99	(6)	25	(5)
I(10)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(5)	21,506	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)
R3(10)	10.00	0.10	1.40	1.50	—	—	—	11.50	15.00	(5)	1,150	1.90	(6)	1.60	(6)	1.29	(6)	25	(5)
R4(10)	10.00	0.12	1.40	1.52	—	—	—	11.52	15.20	(5)	1,152	1.60	(6)	1.30	(6)	1.59	(6)	25	(5)
R5(10)	10.00	0.14	1.40	1.54	—	—	—	11.54	15.40	(5)	1,154	1.30	(6)	1.00	(6)	1.89	(6)	25	(5)
R6(10)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(5)	1,155	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)
Y(10)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(5)	1,155	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)

Hartford International Equity Fund
For the Year Ended October 31, 2018
A	$11.42	$0.13	$(1.28)	$(1.15)	$(0.18)	$(0.18)	$(0.36)	$9.91	(10.47)%		$750,143	1.15%		0.97%		1.30%		85%
C	11.28	0.07	(1.29)	(1.22)	(0.12)	(0.18)	(0.30)	9.76	(11.16)		70,348	1.96		1.75		0.65		85
I	11.52	0.20	(1.33)	(1.13)	(0.20)	(0.18)	(0.38)	10.01	(10.21)		120,491	0.87		0.66		1.85		85
R3	11.37	0.02	(1.21)	(1.19)	(0.15)	(0.18)	(0.33)	9.85	(10.84)		19,595	1.41		1.27		0.29		85
R4	11.43	0.12	(1.28)	(1.16)	(0.18)	(0.18)	(0.36)	9.91	(10.58)		15,357	1.19		0.99		1.29		85
R5	10.09	0.17	(1.13)	(0.96)	(0.20)	(0.18)	(0.38)	8.75	(9.97)		1,109	0.91		0.69		1.75		85
R6(4)	11.48	0.11	(1.53)	(1.42)	—	—	—	10.06	(12.37	)(5)	4,959	0.68	(6)	0.53	(6)	1.50	(6)	85
Y	11.51	0.22	(1.31)	(1.09)	(0.22)	(0.18)	(0.40)	10.02	(9.92)		27,321	0.83		0.59		2.02		85
F	11.53	0.18	(1.28)	(1.10)	(0.19)	(0.18)	(0.37)	10.06	(9.94)		74,278	0.71		0.55		1.76		85

For the Year Ended October 31, 2017
A	$9.37	$0.15	$2.07	$2.22	$(0.17)	$—	$(0.17)	$11.42	24.17%		$15,943	1.74%		1.16%		1.43%		133%
C	9.25	0.07	2.06	2.13	(0.10)	—	(0.10)	11.28	23.29		4,527	2.47		1.91		0.71		133
I	9.44	0.20	2.06	2.26	(0.18)	—	(0.18)	11.52	24.49		14,971	1.43		0.88		1.88		133
R3	9.37	0.11	2.07	2.18	(0.18)	—	(0.18)	11.37	23.76		93	2.28		1.46		1.10		133
R4	9.40	0.15	2.07	2.22	(0.19)	—	(0.19)	11.43	24.13		740	1.75		1.17		1.39		133
R5	9.38	0.21	1.75	1.96	(1.25)	—	(1.25)	10.09	24.50		397	1.38		0.85		2.28		133
Y	9.44	0.18	2.09	2.27	(0.20)	—	(0.20)	11.51	24.67		11,822	1.31		0.78		1.76		133
F(7)	9.65	0.08	1.80	1.88	—	—	—	11.53	19.48	(5)	1,739	1.26	(6)	0.66	(6)	1.01	(6)	133

For the Year Ended October 31, 2016
A	$9.40	$0.14	$0.06	$0.20	$(0.10)	$(0.13)	$(0.23)	$9.37	2.29%		$10,519	1.99%		1.20	%(11)	1.52%		95%
B	9.35	0.01	0.11	0.12	(0.03)	(0.13)	(0.16)	9.31	1.37		120	2.71		1.95	(11)	0.17		95
C	9.29	0.07	0.06	0.13	(0.04)	(0.13)	(0.17)	9.25	1.46		2,583	2.73		1.95	(11)	0.80		95
I	9.47	0.16	0.07	0.23	(0.13)	(0.13)	(0.26)	9.44	2.55		5,109	1.63		0.90	(11)	1.82		95
R3	9.41	0.05	0.13	0.18	(0.09)	(0.13)	(0.22)	9.37	2.02		110	2.26		1.50	(11)	0.57		95
R4	9.44	0.07	0.13	0.20	(0.11)	(0.13)	(0.24)	9.40	2.24		251	1.94		1.20	(11)	0.80		95
R5	9.47	0.07	0.11	0.18	(0.14)	(0.13)	(0.27)	9.38	2.01		11	1.61		0.90	(11)	0.79		95
Y	9.47	0.18	0.07	0.25	(0.15)	(0.13)	(0.28)	9.44	2.73		10,857	1.51		0.80	(11)	1.96		95

The accompanying notes are an integral part of these financial statements.

69

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Equity Fund – (continued)
For the Year Ended October 31, 2015
A	$9.92	$0.07	$(0.26)	$(0.19)	$(0.08)	$(0.25)	$(0.33)	$9.40	(1.76)%		$12,648	1.84%	1.39%		0.77%	125%
B	9.84	—	(0.24)	(0.24)	—	(0.25)	(0.25)	9.35	(2.34)		821	2.49	2.13		0.02	125
C	9.80	0.01	(0.25)	(0.24)	(0.02)	(0.25)	(0.27)	9.29	(2.39)		2,859	2.57	2.14		0.08	125
I	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)		4,554	1.45	1.07		1.13	125
R3	9.91	0.05	(0.24)	(0.19)	(0.06)	(0.25)	(0.31)	9.41	(1.84)		1,226	2.09	1.62		0.55	125
R4	9.95	0.08	(0.25)	(0.17)	(0.09)	(0.25)	(0.34)	9.44	(1.62)		1,149	1.78	1.32		0.85	125
R5	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)		1,057	1.47	1.02		1.15	125
Y	9.98	0.12	(0.26)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.25)		10,625	1.37	0.96		1.21	125

For the Year Ended October 31, 2014
A	$9.91	$0.06	$0.03	$0.09	$(0.08)	$—	$(0.08)	$9.92	0.89%		$10,810	1.84%	1.44%		0.57%	69%
B	9.84	(0.02)	0.03	0.01	(0.01)	—	(0.01)	9.84	0.10		908	2.53	2.13		(0.18)	69
C	9.81	(0.03)	0.04	0.01	(0.02)	—	(0.02)	9.80	0.06		1,910	2.59	2.19		(0.26)	69
I	9.97	0.10	0.02	0.12	(0.11)	—	(0.11)	9.98	1.19		1,835	1.44	1.04		1.03	69
R3	9.91	0.05	0.01	0.06	(0.06)	—	(0.06)	9.91	0.54		1,258	2.12	1.65		0.44	69
R4	9.94	0.08	0.01	0.09	(0.08)	—	(0.08)	9.95	0.90		1,151	1.81	1.35		0.74	69
R5	9.97	0.11	0.01	0.12	(0.11)	—	(0.11)	9.98	1.18		1,071	1.50	1.05		1.04	69
Y	9.97	0.11	0.01	0.12	(0.11)	—	(0.11)	9.98	1.22		10,756	1.40	1.00		1.09	69

The Hartford International Growth Fund
For the Year Ended October 31, 2018
A	$15.21	$0.10	$(1.38)	$(1.28)	$(0.08)	$—	$(0.08)	$13.85	(8.47)%		$123,681	1.40%	1.30%		0.64%	76%
C	13.99	(0.01)	(1.27)	(1.28)	—	—	—	12.71	(9.15)		7,962	2.21	2.05		(0.09)	76
I	15.09	0.15	(1.37)	(1.22)	(0.12)	—	(0.12)	13.75	(8.16)		35,144	1.04	0.98		0.98	76
R3	15.36	0.06	(1.41)	(1.35)	(0.01)	—	(0.01)	14.00	(8.72)		556	1.67	1.60		0.36	76
R4	15.59	0.09	(1.39)	(1.30)	(0.08)	—	(0.08)	14.21	(8.41)		8,748	1.36	1.30		0.59	76
R5	15.74	0.17	(1.45)	(1.28)	(0.12)	—	(0.12)	14.34	(8.19)		21,691	1.06	1.00		1.03	76
R6(4)	16.23	0.02	(1.84)	(1.82)	—	—	—	14.41	(11.21	)(5)	583	0.94 (6)	0.86	(6)	0.22 (6)	76
Y	15.79	0.17	(1.44)	(1.27)	(0.13)	—	(0.13)	14.39	(8.13)		16,422	0.98	0.91		1.05	76
F	15.11	0.16	(1.37)	(1.21)	(0.13)	—	(0.13)	13.77	(8.10)		94,527	0.95	0.89		1.07	76

For the Year Ended October 31, 2017
A	$12.24	$0.09	$3.02	$3.11	$(0.14)	$—	$(0.14)	$15.21	25.79%		$124,332	1.48%	1.30%		0.71%	82%
C	11.26	(0.01)	2.79	2.78	(0.05)	—	(0.05)	13.99	24.88		15,539	2.21	2.05		(0.06)	82
I	12.16	0.15	2.96	3.11	(0.18)	—	(0.18)	15.09	26.05		26,644	1.34	1.00		1.18	82
R3	12.33	0.06	3.05	3.11	(0.08)	—	(0.08)	15.36	25.48		649	1.81	1.60		0.45	82
R4	12.55	0.10	3.09	3.19	(0.15)	—	(0.15)	15.59	25.75		11,579	1.39	1.30		0.75	82
R5	12.67	0.13	3.12	3.25	(0.18)	—	(0.18)	15.74	26.23		7,184	1.10	1.00		0.93	82
Y	12.71	0.11	3.16	3.27	(0.19)	—	(0.19)	15.79	26.20		11,865	1.01	0.95		0.81	82
F(7)	12.18	0.06	2.87	2.93	—	—	—	15.11	24.06	(5)	61,131	0.99 (6)	0.90	(6)	0.65 (6)	82

For the Year Ended October 31, 2016
A	$12.38	$0.13	$(0.19)	$(0.06)	$(0.08)	$—	$(0.08)	$12.24	(0.39)%		$109,049	1.56%	1.32	%(12)	1.07%	89%
B	11.41	0.02	(0.16)	(0.14)	—	—	—	11.27	(1.23)		911	2.69	2.07	(12)	0.19	89
C	11.40	0.03	(0.16)	(0.13)	(0.01)	—	(0.01)	11.26	(1.22)		14,706	2.27	2.07	(12)	0.30	89
I	12.30	0.17	(0.18)	(0.01)	(0.13)	—	(0.13)	12.16	(0.12)		35,437	1.19	1.02	(12)	1.39	89
R3	12.50	0.10	(0.20)	(0.10)	(0.07)	—	(0.07)	12.33	(0.78)		1,027	1.79	1.62	(12)	0.81	89
R4	12.72	0.15	(0.20)	(0.05)	(0.12)	—	(0.12)	12.55	(0.45)		10,542	1.43	1.32	(12)	1.18	89
R5	12.82	0.17	(0.19)	(0.02)	(0.13)	—	(0.13)	12.67	(0.17)		5,925	1.13	1.02	(12)	1.39	89
Y	12.86	0.16	(0.17)	(0.01)	(0.14)	—	(0.14)	12.71	(0.09)		17,282	1.03	0.97	(12)	1.25	89

The accompanying notes are an integral part of these financial statements.

70

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund – (continued)
For the Year Ended October 31, 2015
A	$12.56	$0.08	$(0.24)	$(0.16)	$(0.02)	$—	$(0.02)	$12.38	(1.31)%	$119,554	1.51%	1.43%	0.65%	121%
B	11.65	(0.03)	(0.21)	(0.24)	—	—	—	11.41	(2.06)	2,379	2.63	2.20	(0.24)	121
C	11.63	—	(0.23)	(0.23)	—	—	—	11.40	(1.98)	18,454	2.22	2.14	(0.04)	121
I	12.51	0.16	(0.28)	(0.12)	(0.09)	—	(0.09)	12.30	(0.98)	42,404	1.09	1.03	1.27	121
R3	12.68	0.08	(0.26)	(0.18)	—	—	—	12.50	(1.42)	1,152	1.75	1.60	0.59	121
R4	12.92	0.11	(0.25)	(0.14)	(0.06)	—	(0.06)	12.72	(1.09)	6,280	1.39	1.30	0.84	121
R5	13.01	0.18	(0.28)	(0.10)	(0.09)	—	(0.09)	12.82	(0.83)	5,915	1.08	1.00	1.33	121
Y	13.06	0.14	(0.25)	(0.11)	(0.09)	—	(0.09)	12.86	(0.79)	39,569	0.97	0.95	1.09	121

For the Year Ended October 31, 2014
A	$12.10	$0.07	$0.48	$0.55	$(0.09)	$—	$(0.09)	$12.56	4.52%	$97,732	1.58%	1.50%	0.55%	84%
B	11.23	(0.03)	0.45	0.42	—	—	—	11.65	3.74	4,384	2.64	2.25	(0.25)	84
C	11.22	(0.02)	0.43	0.41	—	—	—	11.63	3.65	12,978	2.30	2.24	(0.19)	84
I	12.04	0.12	0.47	0.59	(0.12)	—	(0.12)	12.51	4.94	6,748	1.18	1.12	0.92	84
R3	12.19	0.06	0.48	0.54	(0.05)	—	(0.05)	12.68	4.40	458	1.83	1.60	0.48	84
R4	12.45	0.10	0.48	0.58	(0.11)	—	(0.11)	12.92	4.68	1,293	1.44	1.30	0.77	84
R5	12.53	0.13	0.49	0.62	(0.14)	—	(0.14)	13.01	4.99	182	1.13	1.00	1.03	84
Y	12.57	0.11	0.53	0.64	(0.15)	—	(0.15)	13.06	5.10	38,538	1.01	0.95	0.87	84

The Hartford International Opportunities Fund
For the Year Ended October 31, 2018
A	$17.49	$0.18	$(2.19)	$(2.01)	$(0.21)	$(0.61)	$(0.82)	$14.66	(12.07)%	$480,730	1.10%	1.10%	1.05%	76%
C	15.33	0.05	(1.90)	(1.85)	(0.13)	(0.61)	(0.74)	12.74	(12.71)	48,193	1.87	1.86	0.32	76
I	17.41	0.24	(2.19)	(1.95)	(0.25)	(0.61)	(0.86)	14.60	(11.81)	457,499	0.79	0.79	1.41	76
R3	17.73	0.13	(2.22)	(2.09)	(0.16)	(0.61)	(0.77)	14.87	(12.33)	57,967	1.41	1.41	0.73	76
R4	18.06	0.18	(2.26)	(2.08)	(0.21)	(0.61)	(0.82)	15.16	(12.07)	157,811	1.11	1.11	1.04	76
R5	18.24	0.24	(2.29)	(2.05)	(0.26)	(0.61)	(0.87)	15.32	(11.82)	253,440	0.80	0.80	1.35	76
R6	18.34	0.27	(2.30)	(2.03)	(0.28)	(0.61)	(0.89)	15.42	(11.69)	505,433	0.70	0.70	1.56	76
Y	18.34	0.25	(2.30)	(2.05)	(0.27)	(0.61)	(0.88)	15.41	(11.77)	1,029,715	0.74	0.74	1.41	76
F	17.43	0.25	(2.18)	(1.93)	(0.28)	(0.61)	(0.89)	14.61	(11.72)	599,574	0.70	0.70	1.49	76

For the Year Ended October 31, 2017
A	$14.36	$0.18	$3.10	$3.28	$(0.15)	$—	$(0.15)	$17.49	23.07%	$571,753	1.14%	1.14%	1.11%	102%
C	12.61	0.05	2.73	2.78	(0.06)	—	(0.06)	15.33	22.13	67,778	1.88	1.88	0.37	102
I	14.31	0.24	3.07	3.31	(0.21)	—	(0.21)	17.41	23.36	428,563	0.89	0.89	1.54	102
R3	14.58	0.14	3.14	3.28	(0.13)	—	(0.13)	17.73	22.69	69,884	1.42	1.42	0.87	102
R4	14.84	0.19	3.20	3.39	(0.17)	—	(0.17)	18.06	23.07	192,812	1.12	1.12	1.17	102
R5	14.98	0.25	3.22	3.47	(0.21)	—	(0.21)	18.24	23.47	240,029	0.82	0.82	1.52	102
R6	15.06	0.29	3.21	3.50	(0.22)	—	(0.22)	18.34	23.59	218,688	0.71	0.71	1.70	102
Y	15.07	0.24	3.25	3.49	(0.22)	—	(0.22)	18.34	23.51	1,131,809	0.74	0.74	1.49	102
F(7)	14.79	0.20	2.44	2.64	—	—	—	17.43	17.85 (5)	526,321	0.71 (6)	0.71 (6)	1.75 (6)	102

For the Year Ended October 31, 2016
A	$15.11	$0.18	$(0.59)	$(0.41)	$(0.11)	$(0.23)	$(0.34)	$14.36	(2.68)%	$483,835	1.20%	1.20%	1.27%	82%
B	13.69	0.03	(0.52)	(0.49)	—	(0.23)	(0.23)	12.97	(3.52)	1,354	2.39	2.04	0.26	82
C	13.32	0.07	(0.53)	(0.46)	(0.02)	(0.23)	(0.25)	12.61	(3.38)	54,507	1.93	1.93	0.52	82
I	15.07	0.23	(0.60)	(0.37)	(0.16)	(0.23)	(0.39)	14.31	(2.34)	271,707	0.88	0.88	1.65	82
R3	15.33	0.15	(0.60)	(0.45)	(0.07)	(0.23)	(0.30)	14.58	(2.88)	58,367	1.45	1.45	1.02	82
R4	15.59	0.19	(0.60)	(0.41)	(0.11)	(0.23)	(0.34)	14.84	(2.58)	139,731	1.14	1.14	1.32	82
R5	15.74	0.24	(0.61)	(0.37)	(0.16)	(0.23)	(0.39)	14.98	(2.33)	101,936	0.84	0.84	1.64	82
R6	15.82	0.28	(0.64)	(0.36)	(0.17)	(0.23)	(0.40)	15.06	(2.23)	29,571	0.74	0.74	1.87	82
Y	15.82	0.27	(0.62)	(0.35)	(0.17)	(0.23)	(0.40)	15.07	(2.16)	1,093,849	0.74	0.74	1.80	82

The accompanying notes are an integral part of these financial statements.

71

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Opportunities Fund – (continued)
For the Year Ended October 31, 2015
A	$16.96	$0.15	$0.04	$0.19	$(0.17)	$(1.87)	$(2.04)	$15.11	1.59%	$545,253	1.19%	1.19%		0.99%	78%
B	15.52	0.01	0.05	0.06	(0.02)	(1.87)	(1.89)	13.69	0.79	4,594	2.30	2.03		0.07	78
C	15.20	0.03	0.04	0.07	(0.08)	(1.87)	(1.95)	13.32	0.90	60,015	1.92	1.92		0.23	78
I	16.91	0.20	0.05	0.25	(0.22)	(1.87)	(2.09)	15.07	2.03	102,836	0.84	0.84		1.27	78
R3	17.18	0.12	0.04	0.16	(0.14)	(1.87)	(2.01)	15.33	1.36	48,652	1.44	1.44		0.75	78
R4	17.43	0.16	0.05	0.21	(0.18)	(1.87)	(2.05)	15.59	1.68	122,311	1.14	1.14		1.03	78
R5	17.58	0.21	0.04	0.25	(0.22)	(1.87)	(2.09)	15.74	1.94	98,671	0.84	0.84		1.32	78
R6(13)	17.42	0.07	0.43	0.50	(0.23)	(1.87)	(2.10)	15.82	3.44 (5)	2,984	0.85 (6)	0.85	(6)	0.46 (6)	78
Y	17.66	0.23	0.03	0.26	(0.23)	(1.87)	(2.10)	15.82	2.03	648,411	0.74	0.74		1.42	78

For the Year Ended October 31, 2014
A	$17.46	$0.14	$0.11	$0.25	$(0.20)	$(0.55)	$(0.75)	$16.96	1.45%	$465,854	1.20%	1.20%		0.80%	104%
B	16.04	(0.01)	0.10	0.09	(0.06)	(0.55)	(0.61)	15.52	0.58	6,825	2.30	2.04		(0.07)	104
C	15.76	0.01	0.09	0.10	(0.11)	(0.55)	(0.66)	15.20	0.68	55,122	1.93	1.93		0.07	104
I	17.41	0.20	0.10	0.30	(0.25)	(0.55)	(0.80)	16.91	1.76	99,430	0.84	0.84		1.15	104
R3	17.69	0.09	0.11	0.20	(0.16)	(0.55)	(0.71)	17.18	1.19	40,827	1.44	1.44		0.54	104
R4	17.93	0.15	0.11	0.26	(0.21)	(0.55)	(0.76)	17.43	1.47	104,977	1.14	1.14		0.83	104
R5	18.06	0.21	0.11	0.32	(0.25)	(0.55)	(0.80)	17.58	1.83	85,424	0.84	0.84		1.16	104
Y	18.14	0.25	0.09	0.34	(0.27)	(0.55)	(0.82)	17.66	1.90	581,030	0.74	0.74		1.38	104

The Hartford International Small Company Fund
For the Year Ended October 31, 2018
A	$17.51	$0.10	$(2.34)	$(2.24)	$(0.20)	$(1.07)	$(1.27)	$14.00	(13.85)%	$51,258	1.46%	1.46%		0.61%	38%
C	15.80	(0.02)	(2.10)	(2.12)	(0.09)	(1.07)	(1.16)	12.52	(14.50)	4,669	2.24	2.22		(0.13)	38
I	17.41	0.14	(2.31)	(2.17)	(0.26)	(1.07)	(1.33)	13.91	(13.55)	23,382	1.08	1.08		0.83	38
R3	17.61	0.07	(2.36)	(2.29)	(0.17)	(1.07)	(1.24)	14.08	(14.02)	7,505	1.70	1.65		0.44	38
R4	17.70	0.12	(2.37)	(2.25)	(0.20)	(1.07)	(1.27)	14.18	(13.71)	5,176	1.40	1.35		0.73	38
R5	17.82	0.18	(2.39)	(2.21)	(0.26)	(1.07)	(1.33)	14.28	(13.46)	1,922	1.11	1.05		1.04	38
Y	17.83	0.18	(2.39)	(2.21)	(0.26)	(1.07)	(1.33)	14.29	(13.43)	113,001	1.00	1.00		1.07	38
F	17.42	0.18	(2.33)	(2.15)	(0.27)	(1.07)	(1.34)	13.93	(13.43)	60,870	0.99	0.99		1.12	38

For the Year Ended October 31, 2017
A	$13.61	$0.09	$3.87	$3.96	$(0.06)	$—	$(0.06)	$17.51	29.29%	$63,826	1.43%	1.43%		0.59%	36%
C	12.32	(0.02)	3.50	3.48	—	—	—	15.80	28.25	11,541	2.18	2.17		(0.15)	36
I	13.53	0.15	3.84	3.99	(0.11)	—	(0.11)	17.41	29.76	61,910	1.05	1.05		0.97	36
R3	13.69	0.06	3.89	3.95	(0.03)	—	(0.03)	17.61	28.95	9,709	1.69	1.65		0.37	36
R4	13.77	0.11	3.90	4.01	(0.08)	—	(0.08)	17.70	29.35	8,412	1.39	1.35		0.71	36
R5	13.86	0.15	3.93	4.08	(0.12)	—	(0.12)	17.82	29.75	2,241	1.09	1.05		0.99	36
Y	13.88	0.14	3.94	4.08	(0.13)	—	(0.13)	17.83	29.72	157,763	1.00	1.00		0.91	36
F(7)	14.12	0.13	3.17	3.30	—	—	—	17.42	23.37 (5)	74,987	0.98 (6)	0.98	(6)	1.24 (6)	36

For the Year Ended October 31, 2016
A	$14.49	$0.07	$(0.83)	$(0.76)	$(0.05)	$(0.07)	$(0.12)	$13.61	(5.31)%	$61,507	1.47%	1.47	%(14)	0.48%	43%
B	13.56	(0.07)	(0.75)	(0.82)	—	(0.07)	(0.07)	12.67	(6.05)	318	2.70	2.29	(14)	(0.53)	43
C	13.18	(0.03)	(0.76)	(0.79)	—	(0.07)	(0.07)	12.32	(5.99)	11,202	2.21	2.21	(14)	(0.27)	43
I	14.41	0.11	(0.81)	(0.70)	(0.11)	(0.07)	(0.18)	13.53	(4.90)	66,525	1.11	1.11	(14)	0.83	43
R3	14.58	0.04	(0.84)	(0.80)	(0.02)	(0.07)	(0.09)	13.69	(5.47)	8,954	1.69	1.66	(14)	0.32	43
R4	14.66	0.09	(0.85)	(0.76)	(0.06)	(0.07)	(0.13)	13.77	(5.17)	7,619	1.39	1.36	(14)	0.66	43
R5	14.76	0.21	(0.93)	(0.72)	(0.11)	(0.07)	(0.18)	13.86	(4.92)	1,975	1.10	1.06	(14)	1.51	43
Y	14.76	0.15	(0.84)	(0.69)	(0.12)	(0.07)	(0.19)	13.88	(4.73)	290,395	0.99	0.99	(14)	1.09	43

The accompanying notes are an integral part of these financial statements.

72

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Small Company Fund – (continued)
For the Year Ended October 31, 2015
A	$16.85	$0.04	$0.85	$0.89	$(0.24)	$(3.01)	$(3.25)	$14.49	7.24%	$74,087	1.47%	1.47%		0.27%	55%
B	15.88	(0.07)	0.83	0.76	(0.07)	(3.01)	(3.08)	13.56	6.64	1,072	2.58	2.16		(0.53)	55
C	15.61	(0.06)	0.78	0.72	(0.14)	(3.01)	(3.15)	13.18	6.56	15,623	2.19	2.19		(0.47)	55
I	16.76	0.11	0.83	0.94	(0.28)	(3.01)	(3.29)	14.41	7.68	77,563	1.09	1.09		0.76	55
R3	16.94	0.01	0.87	0.88	(0.23)	(3.01)	(3.24)	14.58	7.12	10,022	1.69	1.65		0.10	55
R4	17.02	0.06	0.87	0.93	(0.28)	(3.01)	(3.29)	14.66	7.43	7,413	1.39	1.35		0.42	55
R5	17.11	0.11	0.86	0.97	(0.31)	(3.01)	(3.32)	14.76	7.69	476	1.12	1.05		0.75	55
Y	17.12	0.12	0.85	0.97	(0.32)	(3.01)	(3.33)	14.76	7.72	166,480	0.99	0.99		0.82	55

For the Year Ended October 31, 2014
A	$17.46	$0.07	$(0.65)	$(0.58)	$(0.03)	$—	$(0.03)	$16.85	(3.33)%	$69,074	1.49%	1.49%		0.37%	66%
B	16.57	(0.10)	(0.59)	(0.69)	—	—	—	15.88	(4.16)	2,524	2.52	2.29		(0.58)	66
C	16.27	(0.05)	(0.61)	(0.66)	—	—	—	15.61	(4.06)	16,752	2.19	2.19		(0.32)	66
I	17.39	0.15	(0.68)	(0.53)	(0.10)	—	(0.10)	16.76	(3.08)	37,503	1.19	1.19		0.86	66
R3	17.58	0.04	(0.66)	(0.62)	(0.02)	—	(0.02)	16.94	(3.54)	9,399	1.70	1.65		0.20	66
R4	17.65	0.09	(0.65)	(0.56)	(0.07)	—	(0.07)	17.02	(3.22)	6,754	1.40	1.35		0.50	66
R5	17.72	0.13	(0.64)	(0.51)	(0.10)	—	(0.10)	17.11	(2.90)	343	1.10	1.05		0.70	66
Y	17.73	0.15	(0.65)	(0.50)	(0.11)	—	(0.11)	17.12	(2.88)	116,958	0.99	0.99		0.84	66

The Hartford International Value Fund
For the Year Ended October 31, 2018
A	$17.87	$0.28	$(1.88)	$(1.60)	$(0.55)	$(0.61)	$(1.16)	$15.11	(9.67)%	$293,131	1.20%	1.20%		1.65%	22%
C	17.61	0.15	(1.85)	(1.70)	(0.44)	(0.61)	(1.05)	14.86	(10.32)	26,524	1.92	1.92		0.92	22
I	18.07	0.33	(1.90)	(1.57)	(0.61)	(0.61)	(1.22)	15.28	(9.41)	905,960	0.90	0.90		1.91	22
R3	17.99	0.23	(1.91)	(1.68)	(0.53)	(0.61)	(1.14)	15.17	(10.02)	851	1.55	1.55		1.32	22
R4	17.98	0.28	(1.90)	(1.62)	(0.55)	(0.61)	(1.16)	15.20	(9.71)	1,441	1.25	1.25		1.64	22
R5	18.13	0.34	(1.93)	(1.59)	(0.61)	(0.61)	(1.22)	15.32	(9.46)	30,210	0.93	0.93		1.98	22
Y	18.43	0.35	(1.95)	(1.60)	(0.62)	(0.61)	(1.23)	15.60	(9.39)	685,942	0.87	0.87		1.99	22
F	18.09	0.37	(1.93)	(1.56)	(0.62)	(0.61)	(1.23)	15.30	(9.31)	382,297	0.83	0.83		2.16	22

For the Year Ended October 31, 2017
A	$15.02	$0.28	$3.28	$3.56	$(0.27)	$(0.44)	$(0.71)	$17.87	24.76%	$379,165	1.32%	1.32%		1.77%	26%
C	14.80	0.18	3.24	3.42	(0.17)	(0.44)	(0.61)	17.61	24.01	34,949	1.93	1.93		1.14	26
I	15.19	0.40	3.26	3.66	(0.34)	(0.44)	(0.78)	18.07	25.21	1,196,683	0.93	0.93		2.43	26
R3	15.14	0.25	3.30	3.55	(0.26)	(0.44)	(0.70)	17.99	24.46	933	1.57	1.57		1.51	26
R4	15.12	0.31	3.28	3.59	(0.29)	(0.44)	(0.73)	17.98	24.83	1,758	1.25	1.25		1.91	26
R5	15.24	0.46	3.21	3.67	(0.34)	(0.44)	(0.78)	18.13	25.18	21,727	0.93	0.93		2.65	26
Y	15.48	0.40	3.34	3.74	(0.35)	(0.44)	(0.79)	18.43	25.29	736,027	0.86	0.86		2.37	26
F(7)	15.50	0.31	2.28	2.59	—	—	—	18.09	16.71 (5)	377,877	0.83 (6)	0.83	(6)	2.61 (6)	26

For the Year Ended October 31, 2016
A	$14.31	$0.19	$0.96	$1.15	$(0.18)	$(0.26)	$(0.44)	$15.02	8.38%	$445,154	1.35%	1.35	%(15)	1.40%	32%
C	14.06	0.09	0.96	1.05	(0.05)	(0.26)	(0.31)	14.80	7.70	34,860	2.00	2.00	(15)	0.70	32
I	14.45	0.24	0.98	1.22	(0.22)	(0.26)	(0.48)	15.19	8.84	685,403	0.98	0.98	(15)	1.74	32
R3	14.28	0.12	1.00	1.12	—	(0.26)	(0.26)	15.14	8.08	545	1.61	1.61	(15)	0.85	32
R4	14.36	0.19	0.98	1.17	(0.15)	(0.26)	(0.41)	15.12	8.48	1,679	1.30	1.30	(15)	1.36	32
R5	14.46	0.23	0.99	1.22	(0.18)	(0.26)	(0.44)	15.24	8.83	708	1.00	1.00	(15)	1.67	32
Y	14.72	0.27	0.98	1.25	(0.23)	(0.26)	(0.49)	15.48	8.90	361,119	0.89	0.89	(15)	1.88	32

For the Year Ended October 31, 2015
A	$14.37	$0.16	$(0.15)	$0.01	$(0.07)	$—	$(0.07)	$14.31	0.08%	$376,993	1.35%	1.35%		1.11%	23%
C	14.16	0.03	(0.11)	(0.08)	(0.02)	—	(0.02)	14.06	(0.56)	47,089	2.01	2.01		0.24	23
I	14.49	0.18	(0.12)	0.06	(0.10)	—	(0.10)	14.45	0.45	679,114	0.98	0.98		1.24	23
R3	14.33	0.10	(0.12)	(0.02)	(0.03)	—	(0.03)	14.28	(0.15)	1,279	1.60	1.60		0.68	23
R4	14.42	0.16	(0.15)	0.01	(0.07)	—	(0.07)	14.36	0.08	2,431	1.30	1.30		1.08	23
R5	14.50	0.19	(0.13)	0.06	(0.10)	—	(0.10)	14.46	0.40	1,183	0.99	0.99		1.25	23
Y	14.75	0.21	(0.13)	0.08	(0.11)	—	(0.11)	14.72	0.55	179,103	0.90	0.90		1.41	23

The accompanying notes are an integral part of these financial statements.

73

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford International Value Fund – (continued)
For the Year Ended October 31, 2014
A	$14.22	$0.14	$0.01	$0.15	$—	$—	$—	$14.37	1.05%		$116,268	1.37%		1.36%		0.94%		31%
C	14.11	0.03	0.02	0.05	—	—	—	14.16	0.35		52,779	2.05		2.04		0.19		31
I	14.29	0.18	0.02	0.20	—	—	—	14.49	1.40		515,604	1.02		1.01		1.20		31
R3	14.22	0.10	0.01	0.11	—	—	—	14.33	0.77		1,223	1.70		1.60		0.66		31
R4	14.26	0.15	0.01	0.16	—	—	—	14.42	1.12		1,111	1.39		1.30		0.96		31
R5	14.30	0.21	(0.01)	0.20	—	—	—	14.50	1.40		1,185	1.08		1.00		1.37		31
Y	14.54	0.19	0.02	0.21	—	—	—	14.75	1.44		47,264	0.96		0.95		1.26		31

Hartford Long/Short Global Equity Fund
For the Year Ended October 31, 2018
A	$11.90	$0.01	$(0.89)	$(0.88)	$(0.03)	$(0.44)	$(0.47)	$10.55	(7.76)%		$5,007	2.56%		2.17	%(16)	0.07%		122%
C	11.68	(0.03)	(0.87)	(0.90)	(0.01)	(0.44)	(0.45)	10.33	(8.06)		3,698	3.27		2.47	(16)	(0.25)		122
I	11.97	0.03	(0.90)	(0.87)	(0.03)	(0.44)	(0.47)	10.63	(7.66)		21,673	2.29		2.04	(16)	0.23		122
Y	11.99	0.01	(0.87)	(0.86)	(0.06)	(0.44)	(0.50)	10.63	(7.61)		2,286	2.32		2.06	(16)	0.12		122
F	11.98	0.02	(0.89)	(0.87)	(0.05)	(0.44)	(0.49)	10.62	(7.61)		10	2.22		1.97	(16)	0.19		122

For the Year Ended October 31, 2017
A	$10.21	$(0.09)	$1.78	$1.69	$—	$—	$—	$11.90	16.55%		$7,424	3.60%		3.08	%(17)	(0.85)%		487%
C	10.04	(0.12)	1.76	1.64	—	—	—	11.68	16.33		3,571	4.33		3.34	(17)	(1.09)		487
I	10.26	(0.09)	1.80	1.71	—	—	—	11.97	16.67		20,061	3.30		2.92	(17)	(0.79)		487
Y	10.27	(0.09)	1.81	1.72	—	—	—	11.99	16.75		10,448	3.39		3.01	(17)	(0.82)		487
F(7)	11.01	0.03	0.94	0.97	—	—	—	11.98	8.72	(5)	11	2.76	(6)	2.37	(6)(17)	0.37	(6)	487

For the Year Ended October 31, 2016
A	$10.25	$(0.10)	$0.21	$0.11	$—	$(0.15)	$(0.15)	$10.21	1.13%		$5,303	3.89%		3.39	%(18)	(1.00)%		399%
C	10.16	(0.17)	0.20	0.03	—	(0.15)	(0.15)	10.04	0.34		2,328	4.62		4.12	(18)	(1.75)		399
I	10.27	(0.07)	0.21	0.14	—	(0.15)	(0.15)	10.26	1.42		6,939	3.62		3.12	(18)	(0.72)		399
Y	10.28	(0.07)	0.21	0.14	—	(0.15)	(0.15)	10.27	1.42		11,623	3.60		3.10	(18)	(0.72)		399

For the Year Ended October 31, 2015
A	$9.62	$(0.20)	$0.83	$0.63	$—	$—	$—	$10.25	6.55%		$4,649	4.47%		3.91	%(19)	(1.97)%		413%
C	9.61	(0.27)	0.82	0.55	—	—	—	10.16	5.72		2,327	5.23		4.67	(19)	(2.73)		413
I	9.62	(0.19)	0.84	0.65	—	—	—	10.27	6.76		5,488	4.44		3.88	(19)	(1.87)		413
Y	9.62	(0.17)	0.83	0.66	—	—	—	10.28	6.86		11,402	4.27		3.70	(19)	(1.68)		413

For the Year Ended October 31, 2014
A(20)	$10.00	$(0.01)	$(0.37)	$(0.38)	$—	$—	$—	$9.62	(3.80	)%(5)	$3,871	3.32	%(6)	2.86	%(6)(21)	(0.84	)%(6)	32	%(5)
C(20)	10.00	(0.03)	(0.36)	(0.39)	—	—	—	9.61	(3.90	)(5)	2,004	4.07	(6)	3.61	(6)(21)	(1.60	)(6)	32	(5)
I(20)	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(5)	3,984	3.08	(6)	2.62	(6)(21)	(0.73	)(6)	32	(5)
Y(20)	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(5)	6,733	3.08	(6)	2.62	(6)(21)	(0.59	)(6)	32	(5)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on February 28, 2018.
(5)	Not annualized.
(6)	Annualized.
(7)	Commenced operations on February 28, 2017.
(8)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(9)

Excluding the expenses not subject to cap, the ratios would have been 1.75%, 2.50%, 1.35%, 1.95%, 1.65%, 1.35% and 1.30% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(10)	Commenced operations on February 29, 2016

The accompanying notes are an integral part of these financial statements.

74

Hartford International/Global Equity Funds

Financial Highlights – (continued)

(11)

Excluding the expenses not subject to cap, the ratios would have been 1.19%, 1.94%, 1.94%, 0.89%, 1.49%, 1.19%, 0.89% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 1.00%, 1.60%, 1.30%, 1.00% and 0.95% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(13)	Commenced operations on November 7, 2014.
(14)

Excluding the expenses not subject to cap, the ratios would have been 1.46%, 2.28%, 2.20%, 1.10%, 1.65%, 1.35%, 1.05% and 0.98% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(15)

Excluding the expenses not subject to cap, the ratios would have been 1.34%, 1.99%, 0.97%, 1.60%, 1.29%, 0.99%, and 0.88% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(16)	Excluding the expenses not subject to cap, the ratios would have been 1.67%, 2.01%, 1.58%, 1.50% and 1.50% for Class A, Class C, Class I, Class Y and Class F respectively.
(17)	Excluding the expenses not subject to cap, the ratios would have been 1.65%, 1.91%, 1.55% , 1.49% and 1.36% for Class A, Class C, Class I, Class Y and Class F respectively.
(18)	Excluding the expenses not subject to cap, the ratios would have been 1.79%, 2.52%, 1.52% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(19)	Excluding the expenses not subject to cap, the ratios would have been 1.73%, 2.48%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(20)	Commenced operations on August 29, 2014.
(21)	Excluding the expenses not subject to cap, the ratios would have been 1.74%, 2.49%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

75

Hartford International/Global Equity Funds

Notes to Financial Statements

October 31, 2018

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty series, as of October 31, 2018. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Environmental Opportunities Fund (the “Environmental Opportunities Fund”)

Hartford International Equity Fund (the “International Equity Fund”)

The Hartford International Growth Fund (the “International Growth Fund”)

The Hartford International Opportunities Fund (the “International Opportunities Fund”)

The Hartford International Small Company Fund (the “International Small Company Fund”)

The Hartford International Value Fund (the “International Value Fund”)

Hartford Long/Short Global Equity Fund (the “Long/Short Global Equity Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund, except for Long/Short Global Equity Fund, has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. Long/Short Global Equity Fund has registered for sale Class A, Class T, Class C, Class I, Class Y and Class F shares. In addition, each Fund, except International Small Company Fund, International Value Fund and Long/Short Global Equity Fund, has registered for sale Class R6 shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. As of October 31, 2018, Class T shares have not commenced operations. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. The International Small Company Fund, International Value Fund, and certain classes of the International Equity Fund are closed to new investors until further notice, subject to certain exceptions. For more information, please see the Funds’ prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been

76

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

77

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year except the Global Equity Income Fund pays dividends from net investment income quarterly.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

78

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

h)

Disclosure Update and Simplification – Per the SEC Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within a Fund’s Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly.

Below is the characterization of the Fund distributions for the year ended October 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the October 31, 2017 Annual Report:

	Distributions to Shareholders Year Ended October 31, 2017:
	From net investment income
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Total
Emerging Markets Equity Fund	$(97,817)	$—	$(10,960)	$(85,485)	$—	$—	$(151)	$—	$(943,751)	$—	$(1,138,164)
Environmental Opportunities Fund	(17,167)	—	(4,871)	(264,799)	(8,734)	(11,529)	(14,331)	(15,213)	(15,214)	—	(351,858)
International Equity Fund	(188,639)	(963)	(27,834)	(116,365)	(1,684)	(4,888)	(1,512)	—	(234,686)	—	(576,571)
International Growth Fund	(1,221,001)	—	(56,038)	(526,193)	(5,741)	(119,840)	(87,658)	—	(255,533)	—	(2,272,004)
International Opportunities Fund	(4,740,369)	—	(236,830)	(4,337,804)	(525,523)	(1,547,929)	(1,534,643)	(639,577)	(16,572,907)	—	(30,135,582)
International Small Company Fund	(236,889)	—	—	(427,460)	(20,523)	(47,470)	(15,741)	—	(2,344,160)	—	(3,092,243)
International Value Fund	(6,539,651)	—	(400,761)	(17,271,404)	(10,052)	(34,376)	(17,041)	—	(9,199,313)	—	(33,472,598)
Long/Short Global Equity Fund	—	—	—	—	—	—	—	—	—	—	—

From net realized gain on investments
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Total
Emerging Markets Equity Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Environmental Opportunities Fund	(27,994)	—	(22,078)	(402,621)	(21,092)	(21,092)	(21,092)	(21,092)	(21,092)	—	(558,153)
International Equity Fund	—	—	—	—	—	—	—	—	—	—	—
International Growth Fund	—	—	—	—	—	—	—	—	—	—	—
International Opportunities Fund	—	—	—	—	—	—	—	—	—	—	—
International Small Company Fund	—	—	—	—	—	—	—	—	—	—	—
International Value Fund	(10,199,112)	—	(998,813)	(21,394,615)	(16,572)	(50,247)	(21,715)	—	(10,537,393)	—	(43,218,467)
Long/Short Global Equity Fund	—	—	—	—	—	—	—	—	—	—	—

Below is the Undistributed (Distribution in excess of) Net Investment Income for the year ended October 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the October 31, 2017 Annual Report:

Fund	Undistributed (Distributions in excess of) Net Investment Income
Emerging Markets Equity Fund	$1,186,925
Environmental Opportunities Fund	245,991
International Equity Fund	771,221
International Growth Fund	1,800,548
International Opportunities Fund	52,357,162
International Small Company Fund	3,744,296
International Value Fund	66,847,038
Long/Short Global Equity Fund	(114,883)

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Securities Sold Short – As part of its principal investment strategy, the Long/Short Global Equity Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Long/Short Global Equity Fund must normally repay to the lender an amount equal to any dividends that accrue while the security is on loan. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of

79

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Investments held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statements of Operations.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2018, Emerging Markets Equity Fund, International Equity Fund, International Value Fund and Long/Short Global Equity Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2018, Emerging Markets Equity Fund, International Equity Fund and International Value Fund had used Futures Contracts.

c)	Additional Derivative Instrument Information:

Emerging Markets Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$21,574	$—	$—	$21,574

Total	$—	$—	$—	$21,574	$—	$—	$21,574

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

80

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Emerging Markets Equity Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(840,363)	$—	$—	$(840,363)

Total	$—	$—	$—	$(840,363)	$—	$—	$(840,363)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(9,755)	$—	$—	$(9,755)

Total	$—	$—	$—	$(9,755)	$—	$—	$(9,755)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	43
International Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$217,061	$—	$—	$217,061

Total	$—	$—	$—	$217,061	$—	$—	$217,061

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$333,619	$—	$—	$333,619

Total	$—	$—	$—	$333,619	$—	$—	$333,619

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$217,061	$—	$—	$217,061

Total	$—	$—	$—	$217,061	$—	$—	$217,061

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	83

81

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

International Value Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$39,335	$—	$—	$39,335
Net realized gain (loss) on foreign currency contracts	—	298	—	—	—	—	298

Total	$—	$298	$—	$39,335	$—	$—	$39,633

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(1,715,533)	$—	$—	$(1,715,533)

Total	$—	$—	$—	$(1,715,533)	$—	$—	$(1,715,533)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	620

Long/Short Global Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(727)	$—	$—	$—	$—	$(727)

Total	$—	$(727)	$—	$—	$—	$—	$(727)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$38,011
Foreign Currency Contracts Sold at Contract Amount	$98,113

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at a Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2018:

82

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Emerging Markets Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$21,574	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	21,574	—

Derivatives not subject to a MNA	(21,574)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

International Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$217,061	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	217,061	—

Derivatives not subject to a MNA	(217,061)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its

83

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

income and capital gains during the calendar year ending December 31, 2018. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2018 and October 31, 2017 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Emerging Markets Equity Fund	$1,388,085	$—	$1,138,164	$—
Environmental Opportunities Fund	962,208	2,416,813	910,011	—
International Equity Fund	1,006,796	740,188	576,571	—
International Growth Fund	1,800,550	—	2,272,004	—
International Opportunities Fund	110,128,068	63,832,073	30,135,582	—
International Small Company Fund	12,899,138	16,364,795	3,092,243	—
International Value Fund	143,484,786	43,582,944	45,557,239	31,133,826
Long/Short Global Equity Fund	132,417	1,656,518	—	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2018, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Emerging Markets Equity Fund	$2,386,920	$—	$(19,568,712)	$(10,519,249)	$(27,701,041)
Environmental Opportunities Fund	767,465	2,710,611	—	(1,006,547)	2,471,529
International Equity Fund	1,923,128	2,040,308	(3,102,069)	(65,912,715)	(65,051,348)
International Growth Fund	2,456,576	21,463,859	—	(6,303,786)	17,616,649
International Opportunities Fund	50,775,003	81,134,154	—	(246,558,920)	(114,649,763)
International Small Company Fund	6,717,513	26,531,002	—	(16,557,753)	16,690,762
International Value Fund	67,149,830	77,265,580	—	(190,391,089)	(45,975,679)
Long/Short Global Equity Fund	220,428	197,764	—	(847,590)	(429,398)

(1)

Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration of capital loss carryforwards and merger related adjustments. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2018, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable earnings(loss)
International Equity Fund	$4,165,558	$(4,165,558)
International Growth Fund	2	(2)
International Opportunities Fund	1	(1)
International Value Fund	(1)	1
Long/Short Global Equity Fund	4	(4)

84

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2018 is different from book purposes primarily due to wash sale loss deferrals and passive foreign investment company (PFIC) mark-to-market adjustments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures and PFICs. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Emerging Markets Equity Fund	$152,380,818	$5,132,072	$(15,637,203)	$(10,505,131)
Environmental Opportunities Fund	30,357,709	1,965,759	(2,972,073)	(1,006,314)
International Equity Fund	1,179,019,370	15,392,925	(81,269,817)	(65,876,892)
International Growth Fund	324,598,469	18,179,598	(24,465,533)	(6,285,935)
International Opportunities Fund	4,025,888,924	130,570,217	(376,886,983)	(246,316,766)
International Small Company Fund	290,084,659	20,715,031	(37,253,498)	(16,538,467)
International Value Fund	2,540,623,828	151,551,528	(341,882,025)	(190,330,497)
Long/Short Global Equity Fund	43,632,583	4,266,520	(5,113,915)	(847,395)

f)	Capital Loss Carryforward – At October 31, 2018 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration		Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Equity Fund	$19,568,712		$—
International Equity Fund	2,158,707	*	943,362	*

*	Future utilization of losses are subject to limitation under current tax laws.

The Environmental Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund and Long/Short Global Equity Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

During the year ended October 31, 2018, the International Growth Fund utilized prior year capital loss carryforwards of $1,349,608.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of October 31, 2018, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2018; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Equity Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% over $1 billion

85

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Fund	Management Fee Rates

Environmental Opportunities Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

International Equity Fund	0.4600% on first $1 billion and;
0.4500% on next $1 billion and;
0.4400% on next $3 billion and
0.4300% over $5 billion

International Growth Fund	0.8000% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6500% over $1 billion

International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion

International Small Company Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

Long/Short Global Equity Fund	1.4000% on first $1 billion and;
1.3900% on next $1 billion and;
1.3800% over $2 billion

From March 1, 2018 to August 31, 2018, the International Growth Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Fund’s average daily net assets.

International Growth Fund	0.8500% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6500% over $1 billion

From November 1, 2017 to February 28, 2018, the Funds identified below paid the rates set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Fund’s average daily net assets.

Fund	Management Fee Rates
Environmental Opportunities Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7250% on next $2.5 billion and;
0.7200% over $5 billion

International Equity Fund	0.6000% on first $1 billion and;
0.5900% on next $4 billion and;
0.5800% over $5 billion

International Growth Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

86

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Emerging Markets Equity Fund, Environmental Opportunities Fund, International Equity Fund, International Growth Fund, International Opportunities
Fund, International Small Company Fund, International Value Fund and Long/Short Global Equity Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2018, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2019 unless the Board approves its earlier termination, except as noted below, as follows for the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Environmental Opportunities Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.75%	0.69%
International Equity Fund(1)	1.04%	1.79%	0.74%	1.26%	0.96%	0.66%	0.54%	0.65%	0.54%
International Growth Fund(2)	1.30%	2.05%	1.00%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
International Small Company Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%	1.00%
Long/Short Global Equity Fund(3)	1.90%	2.65%	1.65%	NA	NA	NA	NA	1.50%	1.50%

(1)	This contractual arrangement will remain in effect until October 31, 2019 unless the Board approves its earlier termination.
(2)	This contractual arrangement will remain in effect until February 29, 2020 unless the Board approves its earlier termination.
(3)	The contractual agreement is also exclusive of dividends and interest expenses on short sales.

From November 1, 2017 through February 28, 2018, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) as follows for the following Funds:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Environmental Opportunities Fund	1.30%	2.05%	1.05%	1.60%	1.30%	1.00%	0.90%	0.90%	0.90%
International Equity Fund	1.11%	1.86%	0.86%	1.41%	1.16%	0.86%	NA	0.76%	0.66%
International Opportunities Fund	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%	0.85%	0.85%
International Value Fund	1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	NA	0.95%	0.90%

From November 1, 2017 through August 31, 2018, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) as follows for the following Funds:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
International Growth Fund	1.30%	2.05%	1.00%	1.60%	1.30%	1.00%	0.90%	0.95%	0.90%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2018, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	1.38%	2.20%	1.07%	1.68%	1.38%	1.11%	0.98%	1.02%	0.98%
Environmental Opportunities Fund	1.06%	0.97%	0.76%	0.98%	0.92%	0.87%	0.75%	0.76%	0.75%
International Equity Fund	0.97%	1.75%	0.66%	1.27%	0.99%	0.69%	0.53%	0.59%	0.55%
International Growth Fund	1.30%	2.05%	0.98%	1.60%	1.30%	1.00%	0.86%	0.91%	0.89%
International Opportunities Fund	1.10%	1.86%	0.79%	1.41%	1.11%	0.80%	0.70%	0.74%	0.70%
International Small Company Fund	1.46%	2.22%	1.08%	1.65%	1.35%	1.05%	NA	1.00%	0.99%
International Value Fund	1.20%	1.92%	0.90%	1.55%	1.24%	0.93%	NA	0.87%	0.83%
Long/Short Global Equity Fund(1)	2.17%	2.47%	2.04%	NA	NA	NA	NA	2.06%	1.97%

(1)	Excluding the expenses not subject to the cap, the ratios would have been 1.34%, 1.66%, 1.21%, and 1.21% for Class A, Class C, Class I and Class Y, respectively.

87

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2018, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Equity Fund	$109,938	$1,703
Environmental Opportunities Fund	38,137	108
International Equity Fund	141,206	1,413
International Growth Fund	346,927	3,609
International Opportunities Fund	1,507,462	22,108
International Small Company Fund	29,763	226
International Value Fund	46,474	5,884
Long/Short Global Equity Fund	22,455	766

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2018, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2018, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Equity Fund	$260
Environmental Opportunities Fund	84
International Equity Fund	413
International Growth Fund	646
International Opportunities Fund	8,256
International Small Company Fund	857
International Value Fund	6,080
Long/Short Global Equity Fund	113

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%

88

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Share Class	Specified Amount (as a percentage average daily net assets)
Class Y	0.06	%*
Class R3	0.02%
Class R4	0.02%
Class R5	0.02%
Class R6	0.004	%**
Class F	0.004	%**

*	The Specified Amount for Hartford International Equity Fund Class Y is equal to 0.11% of average daily net assets.
**	For the period November 1, 2017 through February 28, 2018, the Specified Amount for Class R6 and Class F was equal to 0.00% of average daily net assets.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2018, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	0.16%	0.24%	0.11%	0.02%	0.02%	0.02%	0.00%	0.05%	0.00%
Environmental Opportunities Fund	0.15%	0.09%	0.02%	0.02%	0.02%	0.02%	0.00%	0.05%	0.00%
International Equity Fund	0.19%	0.20%	0.10%	0.01%	0.02%	0.02%	0.00%	0.03%	0.00%
International Growth Fund	0.20%	0.25%	0.10%	0.02%	0.01%	0.01%	0.00%	0.03%	0.00%
International Opportunities Fund	0.15%	0.16%	0.09%	0.01%	0.01%	0.00%	0.00%	0.04%	0.00%
International Small Company Fund	0.23%	0.25%	0.10%	0.01%	0.01%	0.02%	NA	0.02%	0.00%
International Value Fund	0.12%	0.09%	0.07%	0.02%	0.02%	0.00%	NA	0.05%	0.00%
Long/Short Global Equity Fund	0.06%	0.06%	0.09%	NA	NA	NA	NA	0.02%	0.00%

Administrative services fees for third-party recordkeeping services were payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees were accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2018, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4		Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	—	—	—	—	—	%*	—	1%	—	—
Environmental Opportunities Fund	29%	86%	83%	100%	99%		100%	100%	93%	—
International Equity Fund	—	—	—	—	—		—	— %*	—	—
International Growth Fund	—	—	—	—	—		—	2%	—	—
Long/Short Global Equity Fund	52%	59%	10%	NA	NA		NA	NA	95%	100%

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4		Class R5	Class R6		Class Y	Class F
Emerging Markets Equity Fund	—	—	—	—	—	%*	—	—	%*	—	—
Environmental Opportunities Fund	4%	4%	23%	4%	4%		4%	4%		4%	—
International Equity Fund	—	—	—	—	—		—	—	%*	—	—
International Growth Fund	—	—	—	—	—		—	—	%*	—	—
Long/Short Global Equity Fund	8%	7%	7%	NA	NA		NA	NA		7%	—	%*

*	Percentage rounds to zero.

89

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

As of October 31, 2018, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of its shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Fund	Percentage of Fund*
International Opportunities Fund	6%
International Small Company Fund	13%
International Value Fund	1%

*	As of October 31, 2018, the affiliated funds of funds were invested in Class F shares.

9.	Securities Lending:

A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

At October 31, 2018, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)(3)
Emerging Markets Equity Fund	$3,264,295	$2,271,487	$1,077,921
Environmental Opportunities Fund	970,804	74,700	951,263
International Equity Fund	11,951,802	12,359,996	516,963
International Growth Fund	10,462,843	9,935,171	1,078,922
International Opportunities Fund	206,243,187	195,273,571	20,615,898
International Small Company Fund	8,610,361	6,452,569	2,535,259
International Value Fund	10,187,594	27,335,795	2,362,090

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of Assets and Liabilities.

(3)	U.S. Government securities

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Emerging Markets Equity Fund
Securities Lending Transactions(1)
Common Stocks	$2,271,487	$—	$—	$—	$2,271,487

Total Borrowings	$2,271,487	$—	$—	$—	$2,271,487

Gross amount of recognized liabilities for securities lending transactions					$2,271,487

Environmental Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$74,700	$—	$—	$—	$74,700

Total Borrowings	$74,700	$—	$—	$—	$74,700

Gross amount of recognized liabilities for securities lending transactions					$74,700

90

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
International Equity Fund
Securities Lending Transactions(1)
Common Stocks	$12,359,996	$—	$—	$—	$12,359,996

Total Borrowings	$12,359,996	$—	$—	$—	$12,359,996

Gross amount of recognized liabilities for securities lending transactions					$12,359,996

International Growth Fund
Securities Lending Transactions(1)
Common Stocks	$9,824,229	$—	$—	$—	$9,824,229
Exchange-Traded Funds	110,942	—	—	—	110,942

Total	$9,935,171	$—	$—	$—	$9,935,171

Total Borrowings	$9,935,171	$—	$—	$—	$9,935,171

Gross amount of recognized liabilities for securities lending transactions					$9,935,171

International Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$177,460,993	$—	$—	$—	$177,460,993
Exchange-Traded Funds	17,812,578	—	—	—	17,812,578

Total	$195,273,571	$—	$—	$—	$195,273,571

Total Borrowings	$195,273,571	$—	$—	$—	$195,273,571

Gross amount of recognized liabilities for securities lending transactions					$195,273,571

International Small Company Fund
Securities Lending Transactions(1)
Common Stocks	$6,452,569	$—	$—	$—	$6,452,569

Total Borrowings	$6,452,569	$—	$—	$—	$6,452,569

Gross amount of recognized liabilities for securities lending transactions					$6,452,569

International Value Fund
Securities Lending Transactions(1)
Common Stocks	$27,335,795	$—	$—	$—	$27,335,795

Total Borrowings	$27,335,795	$—	$—	$—	$27,335,795

Gross amount of recognized liabilities for securities lending transactions					$27,335,795

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Investment Transactions:

For the year ended October 31, 2018, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Equity Fund	$190,926,378	$105,717,377	$—	$—	$190,926,378	$105,717,377
Environmental Opportunities Fund	14,450,298	17,996,823	—	—	14,450,298	17,996,823
International Equity Fund	428,205,302	159,165,626	—	—	428,205,302	159,165,626
International Growth Fund	306,090,606	227,988,467	—	—	306,090,606	227,988,467
International Opportunities Fund	3,483,404,918	2,804,880,649	—	—	3,483,404,918	2,804,880,649
International Small Company Fund	133,542,129	214,143,758	—	—	133,542,129	214,143,758
International Value Fund	594,149,487	565,696,780	—	—	594,149,487	565,696,780
Long/Short Global Equity Fund	70,608,309	75,856,679	—	—	70,608,309	75,856,679

91

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

11.	Capital Share Transactions:

The following information is for the year ended October 31, 2018, and the year ended October 31, 2017:

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Emerging Markets Equity Fund
Class A
Shares Sold	7,985,052	$79,919,885	1,605,129	$13,978,698
Shares Issued for Reinvested Dividends	42,897	423,396	13,803	97,724
Shares Redeemed	(3,185,671)	(29,206,502)	(608,779)	(4,892,471)

Net Increase (Decrease)	4,842,278	51,136,779	1,010,153	9,183,951

Class C
Shares Sold	268,405	$2,610,761	508,619	$4,268,681
Shares Issued for Reinvested Dividends	6,035	58,483	1,571	10,937
Shares Redeemed	(401,125)	(3,719,694)	(136,295)	(1,107,851)

Net Increase (Decrease)	(126,685)	(1,050,450)	373,895	3,171,767

Class I
Shares Sold	2,419,598	$23,835,659	2,097,357	$17,286,420
Shares Issued for Reinvested Dividends	16,849	165,790	11,280	79,409
Shares Redeemed	(1,590,932)	(15,245,081)	(1,301,970)	(11,083,455)

Net Increase (Decrease)	845,515	8,756,368	806,667	6,282,374

Class R3
Shares Sold	21,585	$213,348	5,462	$49,171
Shares Issued for Reinvested Dividends	163	1,611	—	—
Shares Redeemed	(17,175)	(166,247)	(7,222)	(56,762)

Net Increase (Decrease)	4,573	48,712	(1,760)	(7,591)

Class R4
Shares Sold	727,848	$7,088,243	2,537	$22,487
Shares Issued for Reinvested Dividends	60	598	—	—
Shares Redeemed	(70,885)	(655,089)	(3,607)	(29,447)

Net Increase (Decrease)	657,023	6,433,752	(1,070)	(6,960)

Class R5
Shares Sold	37,779	$370,432	89,406	$850,086
Shares Issued for Reinvested Dividends	1,442	14,120	22	151
Shares Redeemed	(55,497)	(550,044)	(1,609)	(14,854)

Net Increase (Decrease)	(16,276)	(165,492)	87,819	835,383

Class R6(2)
Shares Sold	105,404	$985,688	—	$—
Shares Redeemed	(5,550)	(50,085)	—	—

Net Increase (Decrease)	99,854	935,603	—	—

Class Y
Shares Sold	3,354,337	$31,771,005	1,891,227	$15,013,073
Shares Issued for Reinvested Dividends	68,416	672,529	134,246	943,751
Shares Redeemed	(1,587,487)	(15,341,729)	(6,699,305)	(53,630,594)

Net Increase (Decrease)	1,835,266	17,101,805	(4,673,832)	(37,673,770)

Class F(3)
Shares Sold	139,817	$1,375,111	1,466,818	$12,259,580
Shares Issued for Reinvested Dividends	4,104	40,175	—	—
Shares Redeemed	(67,346)	(651,038)	(1,314,484)	(12,735,939)

Net Increase (Decrease)	76,575	764,248	152,334	(476,359)

Total Net Increase (Decrease)	8,218,123	$83,961,325	(2,245,794)	$(18,691,205)

Environmental Opportunities Fund
Class A
Shares Sold	119,587	$1,452,766	195,599	$2,432,832
Shares Issued for Reinvested Dividends	29,598	366,284	4,024	45,162
Shares Redeemed	(78,904)	(965,422)	(10,835)	(132,271)

Net Increase (Decrease)	70,281	853,628	188,788	2,345,723

92

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Environmental Opportunities Fund – (continued)
Class C
Shares Sold	7,058	$86,521	13,625	$167,650
Shares Issued for Reinvested Dividends	10,394	128,522	2,408	26,950
Shares Redeemed	(2,124)	(25,945)	(5,852)	(76,958)

Net Increase (Decrease)	15,328	189,098	10,181	117,642

Class I
Shares Sold	87,796	$1,058,785	427,686	$5,291,859
Shares Issued for Reinvested Dividends	134,542	1,670,112	58,467	657,290
Shares Redeemed	(873,047)	(10,498,436)	(955,789)	(12,332,601)

Net Increase (Decrease)	(650,709)	(7,769,539)	(469,636)	(6,383,452)

Class R3
Shares Issued for Reinvested Dividends	9,465	$117,042	2,661	$29,826

Net Increase (Decrease)	9,465	117,042	2,661	29,826

Class R4
Shares Sold	938	$12,215	—	$—
Shares Issued for Reinvested Dividends	9,635	119,330	2,906	32,621

Net Increase (Decrease)	10,573	131,545	2,906	32,621

Class R5
Shares Issued for Reinvested Dividends	9,700	$120,227	3,154	$35,423

Net Increase (Decrease)	9,700	120,227	3,154	35,423

Class R6
Shares Issued for Reinvested Dividends	9,805	$121,628	3,231	$36,305

Net Increase (Decrease)	9,805	121,628	3,231	36,305

Class Y
Shares Sold	4,785	$58,100	32,423	$373,171
Shares Issued for Reinvested Dividends	9,869	122,423	3,232	36,306
Shares Redeemed	(115)	(1,403)	(28,154)	(359,247)

Net Increase (Decrease)	14,539	179,120	7,501	50,230

Class F(3)
Shares Sold	456,617	$5,647,191	476,097	$6,178,985
Shares Issued for Reinvested Dividends	46,449	576,673	—	—
Shares Redeemed	(135,612)	(1,649,437)	(6,394)	(85,154)

Net Increase (Decrease)	367,454	4,574,427	469,703	6,093,831

Total Net Increase (Decrease)	(143,564)	$(1,482,824)	218,489	$2,358,149

International Equity Fund
Class A
Shares Sold	1,191,248	$12,902,798	660,184	$6,852,640
Issued in Merger	74,134,076	737,743,950	—	—
Shares Issued for Reinvested Dividends	45,088	509,040	20,749	187,567
Shares Redeemed	(1,048,420)	(11,236,764)	(411,574)	(4,079,922)
Shares converted (from) Class B into Class A	—	—	4,148	43,864

Net Increase (Decrease)	74,321,992	739,919,024	273,507	3,004,149

Class B(1)
Shares Issued for Reinvested Dividends	—	$—	106	$963
Shares Redeemed	—	—	(8,856)	(91,551)
Shares converted (from) Class B into Class A	—	—	(4,153)	(43,864)

Net Increase (Decrease)	—	—	(12,903)	(134,452)

Class C
Shares Sold	156,978	$1,785,803	188,194	$1,961,937
Issued in Merger	7,365,167	72,317,575	—	—
Shares Issued for Reinvested Dividends	11,958	133,456	3,090	27,777
Shares Redeemed	(724,759)	(7,375,865)	(69,038)	(684,465)

Net Increase (Decrease)	6,809,344	66,860,969	122,246	1,305,249

93

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

International Equity Fund – (continued)
Class I
Shares Sold	1,681,881	$19,216,710	1,106,434	$11,286,866
Issued in Merger	10,579,567	105,581,535	—	—
Shares Issued for Reinvested Dividends	49,080	558,484	12,787	116,365
Shares Redeemed	(1,578,681)	(17,051,236)	(360,822)	(3,774,060)

Net Increase (Decrease)	10,731,847	108,305,493	758,399	7,629,171

Class R3
Shares Sold	6,702	$70,430	1,228	$12,205
Issued in Merger	1,979,064	19,294,492	—	—
Shares Issued for Reinvested Dividends	243	2,728	182	1,643
Shares Redeemed	(5,167)	(56,779)	(5,005)	(48,885)

Net Increase (Decrease)	1,980,842	19,310,871	(3,595)	(35,037)

Class R4
Shares Sold	54,192	$604,145	48,042	$511,913
Issued in Merger	1,500,397	14,712,577	—	—
Shares Issued for Reinvested Dividends	1,284	14,497	540	4,888
Shares Redeemed	(71,037)	(750,207)	(10,553)	(109,226)

Net Increase (Decrease)	1,484,836	14,581,012	38,029	407,575

Class R5
Shares Sold	14,454	$141,964	41,698	$359,459
Issued in Merger	82,429	738,156	—	—
Shares Issued for Reinvested Dividends	1,507	14,973	190	1,512
Shares Redeemed	(10,999)	(110,072)	(3,775)	(33,393)

Net Increase (Decrease)	87,391	785,021	38,113	327,578

Class R6(2)
Shares Sold	503,390	$5,607,673	—	$—
Shares Redeemed	(10,385)	(110,770)	—	—

Net Increase (Decrease)	493,005	5,496,903	—	—

Class Y
Shares Sold	1,787,087	$20,494,363	154,937	$1,739,320
Issued in Merger	1,814,010	18,479,817	—	—
Shares Issued for Reinvested Dividends	38,659	439,298	25,846	234,686
Shares Redeemed	(1,940,870)	(21,729,548)	(303,632)	(3,115,064)

Net Increase (Decrease)	1,698,886	17,683,930	(122,849)	(1,141,058)

Class F(3)
Shares Sold	1,122,368	$12,298,437	153,812	$1,691,482
Issued in Merger	6,358,331	65,328,453	—	—
Shares Issued for Reinvested Dividends	5,830	66,466	—	—
Shares Redeemed	(254,264)	(2,762,449)	(3,009)	(34,365)

Net Increase (Decrease)	7,232,265	74,930,907	150,803	1,657,117

Total Net Increase (Decrease)	104,840,408	$1,047,874,130	1,241,750	$13,020,292

International Growth Fund
Class A
Shares Sold	1,984,194	$30,347,221	1,511,599	$20,204,807
Shares Issued for Reinvested Dividends	42,132	645,038	105,239	1,210,249
Shares Redeemed	(1,271,318)	(19,652,980)	(2,377,723)	(30,537,017)
Shares converted (from) Class B into Class A	—	—	26,919	338,431

Net Increase (Decrease)	755,008	11,339,279	(733,966)	(8,783,530)

Class B(1)
Shares Redeemed	—	$—	(51,758)	$(610,112)
Shares converted (from) Class B into Class A	—	—	(29,013)	(338,431)

Net Increase (Decrease)	—	—	(80,771)	(948,543)

Class C
Shares Sold	159,253	$2,297,694	188,459	$2,350,473
Shares Issued for Reinvested Dividends	—	—	5,046	53,742
Shares Redeemed	(643,662)	(8,589,779)	(389,384)	(4,593,386)

Net Increase (Decrease)	(484,409)	(6,292,085)	(195,879)	(2,189,171)

94

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

International Growth Fund – (continued)
Class I
Shares Sold	1,342,931	$20,571,727	3,989,947	$51,276,066
Shares Issued for Reinvested Dividends	15,486	234,763	45,023	512,815
Shares Redeemed	(567,876)	(8,732,314)	(5,183,939)	(70,576,685)

Net Increase (Decrease)	790,541	12,074,176	(1,148,969)	(18,787,804)

Class R3
Shares Sold	13,178	$208,126	16,850	$221,087
Shares Issued for Reinvested Dividends	20	318	244	2,836
Shares Redeemed	(15,726)	(247,043)	(58,103)	(757,943)

Net Increase (Decrease)	(2,528)	(38,599)	(41,009)	(534,020)

Class R4
Shares Sold	118,947	$1,899,996	187,391	$2,461,579
Shares Issued for Reinvested Dividends	1,127	17,691	3,102	36,571
Shares Redeemed	(246,942)	(3,928,601)	(287,858)	(3,953,329)

Net Increase (Decrease)	(126,868)	(2,010,914)	(97,365)	(1,455,179)

Class R5
Shares Sold	1,541,087	$24,161,498	191,727	$2,702,161
Shares Issued for Reinvested Dividends	11,013	174,114	6,998	83,061
Shares Redeemed	(495,829)	(7,842,517)	(210,040)	(2,730,217)

Net Increase (Decrease)	1,056,271	16,493,095	(11,315)	55,005

Class R6(2)
Shares Sold	42,855	$681,506	—	$—
Shares Redeemed	(2,377)	(34,901)	—	—

Net Increase (Decrease)	40,478	646,605	—	—

Class Y
Shares Sold	561,985	$9,081,723	7,556,620	$97,140,125
Shares Issued for Reinvested Dividends	6,439	102,125	21,473	255,533
Shares Redeemed	(178,886)	(2,855,325)	(8,186,699)	(105,100,195)

Net Increase (Decrease)	389,538	6,328,523	(608,606)	(7,704,537)

Class F(3)
Shares Sold	3,903,110	$60,195,571	4,196,930	$59,624,434
Shares Issued for Reinvested Dividends	36,922	560,109	—	—
Shares Redeemed	(1,122,092)	(17,172,274)	(150,611)	(2,209,115)

Net Increase (Decrease)	2,817,940	43,583,406	4,046,319	57,415,319

Total Net Increase (Decrease)	5,235,971	$82,123,486	1,128,439	$17,067,540

International Opportunities Fund
Class A
Shares Sold	7,102,699	$119,649,674	8,814,558	$141,407,558
Shares Issued for Reinvested Dividends	1,594,868	26,961,784	331,392	4,709,078
Shares Redeemed	(8,595,623)	(141,757,685)	(10,175,561)	(156,566,262)
Shares converted (from) Class B into Class A	—	—	26,792	412,018

Net Increase (Decrease)	101,944	4,853,773	(1,002,819)	(10,037,608)

Class B(1)
Shares Sold	—	$—	1,080	$15,327
Shares Redeemed	—	—	(75,961)	(1,070,751)
Shares converted (from) Class B into Class A	—	—	(29,515)	(412,018)

Net Increase (Decrease)	—	—	(104,396)	(1,467,442)

Class C
Shares Sold	1,071,999	$16,078,714	1,253,839	$17,827,257
Shares Issued for Reinvested Dividends	219,186	3,231,002	17,802	223,236
Shares Redeemed	(1,928,075)	(26,855,056)	(1,174,174)	(15,858,114)

Net Increase (Decrease)	(636,890)	(7,545,340)	97,467	2,192,379

Class I
Shares Sold	14,169,544	$239,007,574	24,419,196	$381,332,678
Shares Issued for Reinvested Dividends	1,201,705	20,205,477	286,612	4,044,092
Shares Redeemed	(8,655,294)	(141,215,046)	(19,064,995)	(307,299,003)

Net Increase (Decrease)	6,715,955	117,998,005	5,640,813	78,077,767

95

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

International Opportunities Fund – (continued)
Class R3
Shares Sold	877,318	$15,083,172	1,161,891	$18,390,232
Shares Issued for Reinvested Dividends	168,994	2,897,449	33,376	481,953
Shares Redeemed	(1,088,995)	(18,500,879)	(1,258,012)	(20,134,981)

Net Increase (Decrease)	(42,683)	(520,258)	(62,745)	(1,262,796)

Class R4
Shares Sold	2,647,459	$46,324,301	4,511,700	$73,063,122
Shares Issued for Reinvested Dividends	480,430	8,395,694	97,724	1,433,618
Shares Redeemed	(3,393,642)	(58,859,463)	(3,351,227)	(53,905,873)

Net Increase (Decrease)	(265,753)	(4,139,468)	1,258,197	20,590,867

Class R5
Shares Sold	8,024,653	$138,766,762	9,316,338	$152,590,441
Shares Issued for Reinvested Dividends	643,946	11,368,071	100,312	1,482,607
Shares Redeemed	(5,287,763)	(90,758,269)	(3,062,135)	(49,644,252)

Net Increase (Decrease)	3,380,836	59,376,564	6,354,515	104,428,796

Class R6
Shares Sold	23,707,085	$426,162,295	12,034,779	$200,093,266
Shares Issued for Reinvested Dividends	856,210	15,197,967	43,069	639,577
Shares Redeemed	(3,698,797)	(64,602,675)	(2,117,371)	(36,141,297)

Net Increase (Decrease)	20,864,498	376,757,587	9,960,477	164,591,546

Class Y
Shares Sold	21,131,540	$374,262,223	45,706,438	$743,249,285
Shares Issued for Reinvested Dividends	2,943,789	52,254,451	1,075,205	15,966,799
Shares Redeemed	(18,979,169)	(337,213,833)	(57,684,148)	(945,791,093)

Net Increase (Decrease)	5,096,160	89,302,841	(10,902,505)	(186,575,009)

Class F(3)
Shares Sold	15,225,165	$255,105,061	36,358,392	$578,780,619
Shares Issued for Reinvested Dividends	1,661,053	27,961,843	—	—
Shares Redeemed	(6,046,892)	(101,210,155)	(6,165,980)	(103,873,217)

Net Increase (Decrease)	10,839,326	181,856,749	30,192,412	474,907,402

Total Net Increase (Decrease)	46,053,393	$817,940,453	41,431,416	$645,445,902

International Small Company Fund
Class A
Shares Sold	364,224	$5,617,152	163,381	$2,475,178
Shares Issued for Reinvested Dividends	265,910	4,383,154	17,363	230,935
Shares Redeemed	(614,992)	(10,216,179)	(1,070,581)	(15,662,298)
Shares converted (from) Class B into Class A	—	—	14,711	214,602

Net Increase (Decrease)	15,142	(215,873)	(875,126)	(12,741,583)

Class B(1)
Shares Sold	—	$—	162	$2,000
Shares Redeemed	—	—	(9,428)	(125,014)
Shares converted (from) Class B into Class A	—	—	(15,798)	(214,602)

Net Increase (Decrease)	—	—	(25,064)	(337,616)

Class C
Shares Sold	17,724	$265,599	45,843	$657,968
Shares Issued for Reinvested Dividends	51,838	764,679	—	—
Shares Redeemed	(426,984)	(5,907,311)	(224,832)	(3,081,630)

Net Increase (Decrease)	(357,422)	(4,877,033)	(178,989)	(2,423,662)

Class I
Shares Sold	669,914	$11,363,670	439,029	$6,471,238
Shares Issued for Reinvested Dividends	250,776	4,109,646	27,307	359,912
Shares Redeemed	(2,797,012)	(46,844,557)	(1,826,290)	(25,364,440)

Net Increase (Decrease)	(1,876,322)	(31,371,241)	(1,359,954)	(18,533,290)

Class R3
Shares Sold	136,784	$2,324,760	136,194	$2,102,963
Shares Issued for Reinvested Dividends	43,068	714,178	1,481	19,868
Shares Redeemed	(198,282)	(3,249,703)	(240,331)	(3,582,484)

Net Increase (Decrease)	(18,430)	(210,765)	(102,656)	(1,459,653)

96

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

International Small Company Fund – (continued)
Class R4
Shares Sold	99,222	$1,681,662	105,326	$1,597,902
Shares Issued for Reinvested Dividends	32,203	537,257	2,553	34,320
Shares Redeemed	(241,544)	(3,883,568)	(185,814)	(2,956,233)

Net Increase (Decrease)	(110,119)	(1,664,649)	(77,935)	(1,324,011)

Class R5
Shares Sold	42,201	$721,622	45,451	$701,311
Shares Issued for Reinvested Dividends	4,382	73,636	473	6,388
Shares Redeemed	(37,757)	(626,483)	(62,625)	(941,670)

Net Increase (Decrease)	8,826	168,775	(16,701)	(233,971)

Class Y
Shares Sold	1,256,505	$21,636,939	2,062,980	$32,025,559
Shares Issued for Reinvested Dividends	697,643	11,734,829	172,966	2,335,042
Shares Redeemed	(2,893,548)	(48,006,643)	(14,317,296)	(212,511,397)

Net Increase (Decrease)	(939,400)	(14,634,875)	(12,081,350)	(178,150,796)

Class F(3)
Shares Sold	2,344,055	$38,871,732	7,196,726	$106,746,517
Shares Issued for Reinvested Dividends	352,405	5,778,441	—	—
Shares Redeemed	(2,631,815)	(44,423,436)	(2,890,872)	(47,783,232)

Net Increase (Decrease)	64,645	226,737	4,305,854	58,963,285

Total Net Increase (Decrease)	(3,213,080)	$(52,578,924)	(10,411,921)	$(156,241,297)

International Value Fund
Class A
Shares Sold	6,244,178	$104,649,568	10,535,596	$167,273,205
Shares Issued for Reinvested Dividends	1,425,133	24,502,461	1,117,911	16,620,293
Shares Redeemed	(9,486,754)	(158,083,275)	(20,075,992)	(313,454,727)

Net Increase (Decrease)	(1,817,443)	(28,931,246)	(8,422,485)	(129,561,229)

Class C
Shares Sold	181,445	$3,092,171	193,830	$3,161,458
Shares Issued for Reinvested Dividends	112,637	1,911,149	84,509	1,241,832
Shares Redeemed	(493,574)	(8,154,775)	(649,408)	(10,250,768)

Net Increase (Decrease)	(199,492)	(3,151,455)	(371,069)	(5,847,478)

Class I
Shares Sold	17,342,776	$302,216,688	52,702,622	$846,521,049
Shares Issued for Reinvested Dividends	4,608,570	80,061,214	1,809,852	27,145,032
Shares Redeemed	(28,883,054)	(495,490,544)	(33,431,027)	(570,037,200)

Net Increase (Decrease)	(6,931,708)	(113,212,642)	21,081,447	303,628,881

Class R3
Shares Sold	9,623	$164,247	32,672	$552,246
Shares Issued for Reinvested Dividends	2,760	47,783	1,624	24,350
Shares Redeemed	(8,128)	(139,279)	(18,452)	(293,880)

Net Increase (Decrease)	4,255	72,751	15,844	282,716

Class R4
Shares Sold	32,098	$552,191	22,247	$354,433
Shares Issued for Reinvested Dividends	3,728	64,527	3,921	58,658
Shares Redeemed	(38,739)	(651,087)	(39,473)	(660,198)

Net Increase (Decrease)	(2,913)	(34,369)	(13,305)	(247,107)

Class R5
Shares Sold	885,541	$14,846,400	1,218,741	$20,429,002
Shares Issued for Reinvested Dividends	87,912	1,531,085	2,575	38,756
Shares Redeemed	(200,298)	(3,376,061)	(69,172)	(1,182,987)

Net Increase (Decrease)	773,155	13,001,424	1,152,144	19,284,771

Class Y
Shares Sold	12,292,604	$214,452,990	21,086,937	$352,142,364
Shares Issued for Reinvested Dividends	2,806,616	49,749,496	1,280,545	19,568,865
Shares Redeemed	(11,065,202)	(190,942,610)	(5,773,531)	(94,446,548)

Net Increase (Decrease)	4,034,018	73,259,876	16,593,951	277,264,681

97

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

International Value Fund – (continued)
Class F(3)
Shares Sold	18,272,095	$312,036,212	21,613,906	$377,285,351
Shares Issued for Reinvested Dividends	301,514	5,241,600	—	—
Shares Redeemed	(14,468,073)	(236,019,452)	(725,920)	(12,805,544)

Net Increase (Decrease)	4,105,536	81,258,360	20,887,986	364,479,807

Total Net Increase (Decrease)	(34,592)	$22,262,699	50,924,513	$829,285,042

Long/Short Global Equity Fund
Class A
Shares Sold	266,121	$3,143,517	136,404	$1,565,713
Shares Issued for Reinvested Dividends	26,093	307,272	—	—
Shares Redeemed	(441,387)	(5,096,270)	(32,183)	(354,704)

Net Increase (Decrease)	(149,173)	(1,645,481)	104,221	1,211,009

Class C
Shares Sold	106,179	$1,257,606	79,361	$898,776
Shares Issued for Reinvested Dividends	12,728	146,792	—	—
Shares Redeemed	(66,517)	(743,656)	(5,392)	(60,104)

Net Increase (Decrease)	52,390	660,742	73,969	838,672

Class I
Shares Sold	2,154,409	$25,798,849	1,113,192	$13,147,319
Shares Issued for Reinvested Dividends	72,056	853,523	—	—
Shares Redeemed	(1,862,934)	(21,405,396)	(113,604)	(1,269,208)

Net Increase (Decrease)	363,531	5,246,976	999,588	11,878,111

Class Y
Shares Sold	2,418	$27,948	4,153	$50,000
Shares Issued for Reinvested Dividends	36,716	436,036	—	—
Shares Redeemed	(695,068)	(8,167,002)	(265,325)	(3,000,000)

Net Increase (Decrease)	(655,934)	(7,703,018)	(261,172)	(2,950,000)

Class F(3)
Shares Sold	—	$—	908	$10,000
Shares Issued for Reinvested Dividends	38	445	—	—

Net Increase (Decrease)	38	445	908	10,000

Total Net Increase (Decrease)	(389,148)	$(3,440,336)	917,514	$10,987,792

(1)	Any remaining Class B shares converted to Class A shares on September 19, 2017.
(2)	Inception date of class was February 28, 2018.
(3)	Inception date of class was February 28, 2017.

12.	Fund Reorganizations:

(a)

At a meeting held on August 7-8, 2018, the Board of Directors of the Company approved an Agreement and Plan of Reorganization that provided for the reorganization of the Hartford Global Capital Appreciation Fund (“Global Capital Appreciation Fund”), a series of the Company, with and into the International Equity Fund, a separate series of the Company (the “Reorganization”).

Pursuant to the terms of the Agreement and Plan of Reorganization, immediately before the opening of business on October 29, 2018, the Global Capital Appreciation Fund transferred all of its assets to the International Equity Fund, in exchange for shares of the International Equity Fund and the assumption of all of the liabilities of the Global Capital Appreciation Fund by the International Equity Fund.

98

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Immediately before the opening of business on October 29, 2018, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the International Equity Fund in the following amounts:

Share Class	Net assets of Global Capital Appreciation Fund as of the close of business on October 26, 2018 (“Valuation Date”)	Shares of the Global Capital Appreciation Fund as of the Valuation Date	Value of Shares Issued by International Equity Fund	Shares Issued By International Equity Fund	Net Assets of the International Equity Fund immediately after the Reorganization
Class A	$625,560,469	40,408,255	$625,560,469	63,933,167	$742,565,140
Class C	60,526,266	4,308,418	60,526,266	6,279,961	69,714,778
Class I	96,568,125	6,034,259	96,568,125	9,767,577	121,814,459
Class R3	19,152,185	1,257,323	19,152,185	1,966,081	19,317,741
Class R4	14,575,377	926,420	14,575,377	1,487,936	15,457,209
Class R5	485,221	30,119	485,221	56,295	1,094,732
Class R6	—	—	—	—	4,915,303
Class Y	13,208,999	811,782	13,208,999	1,338,339	27,094,892
Class F	44,508,629	2,781,780	44,508,629	4,487,979	73,587,267

	$874,585,271	56,558,356	$874,585,271	89,317,335	$1,075,561,521

Each shareholder of a share class of Global Capital Appreciation Fund received shares of the same share class of the International Equity Fund with the same class designation and at the respective class NAV, as determined on the Valuation Date.

Some of the investments held by Global Capital Appreciation Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the International Equity Fund after the Reorganization. The expenses associated with the Reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs, were borne by HFMC or its affiliates.

As of the Valuation Date the Global Capital Appreciation Fund had investments valued at $873,846,065 with a cost basis of $927,870,222. For financial reporting purposes, assets received, liabilities assumed and shares issued by the International Equity Fund were recorded at fair value; however, the cost basis of the investments received by the International Equity Fund from Global Capital Appreciation Fund were carried forward to align ongoing reporting of the International Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the International Equity Fund immediately after the acquisition were $1,075,561,521 which included $54,024,157 of acquired unrealized depreciation.

Assuming the acquisition had been completed on November 1, 2017, the International Equity Fund’s pro-forma results of operations for the year ended October 31, 2018 (unaudited) are as follows:

Net investment income	$13,109,627
Net realized and unrealized loss on investments	$(70,062,424)

Net decrease in net assets from operations	$(56,952,797)

(b)

At a meeting held February 6-7, 2018, the Board of Directors of the Company approved an Agreement and Plan of Reorganization that provided for the reorganization of the Hartford Global Equity Income Fund (“Global Equity Income Fund”), a series of the Company, with and into the International Equity Fund, a separate series of the Company (the “Reorganization”).

Pursuant to the terms of the Agreement and Plan of Reorganization, immediately before the opening of business on June 25, 2018, the Global Equity Income Fund transferred all of its assets to the International Equity Fund, in exchange for shares of the International Equity Fund and the assumption of all of the liabilities of the Global Equity Income Fund by the International Equity Fund.

99

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

Immediately before the opening of business on June 25, 2018, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the International Equity Fund in the following amounts:

Share Class	Net assets of Global Equity Income Fund as of the close of business on June 22, 2018 (“Valuation Date”)	Shares of the Global Equity Income Fund as of the Valuation Date	Value of Shares Issued by International Equity Fund	Shares Issued By International Equity Fund	Net Assets of the International Equity Fund immediately after the Reorganization
Class A	$112,183,481	8,949,924	$112,183,481	10,200,909	$130,931,462
Class C	11,791,309	964,674	11,791,309	1,085,206	17,222,638
Class I	9,013,411	717,389	9,013,410	811,990	31,707,683
Class R3	142,307	11,359	142,307	12,983	220,019
Class R4	137,200	10,908	137,200	12,461	856,077
Class R5	252,935	20,142	252,935	26,134	650,707
Class R6	—	—	—	—	9,650
Class Y	5,270,818	424,857	5,270,818	475,671	25,054,016
Class F	20,819,824	1,659,416	20,819,824	1,870,352	23,629,466

	$159,611,285	12,758,669	$159,611,284	14,495,706	$230,281,718

Each shareholder of a share class of Global Equity Income Fund received shares of the same share class of the International Equity Fund with the same class designation and at the respective Class NAV, as determined on the Valuation Date.

Some of the investments held by Global Equity Income Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the International Equity Fund after the Reorganization. The expenses associated with the Reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs, were borne by HFMC or its affiliates.

As of the Valuation Date the Global Equity Income Fund had investments valued at $159,253,320 with a cost basis of $158,600,721. For financial reporting purposes, assets received, liabilities assumed and shares issued by the International Equity Fund were recorded at fair value; however, the cost basis of the investments received by the International Equity Fund from Global Equity Income Fund were carried forward to align ongoing reporting of the International Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the International Equity Fund immediately after the acquisition were $230,281,718 which included $652,599 of acquired unrealized appreciation.

Assuming the acquisition had been completed on November 1, 2017, the International Equity Fund’s pro-forma results of operations for the year ended October 31, 2018 (unaudited) are as follows:

Net investment income	$5,143,057
Net realized and unrealized loss on investments	$(66,945,951)

Net decrease in net assets from operations	$(61,802,894)

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $400 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended October 31, 2018, none of the Funds had borrowings under this facility.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

100

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2018

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of the Funds’ early adoption of these provisions was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent event requiring financial statement disclosure has been identified.

Effective November 1, 2018, the management fee of HFMC set forth in the investment management agreement with respect to the Long/Short Global Equity Fund will be as follows: 1.2500% of the first $1 billion, 1.2400% of the next $1 billion, and 1.2300% in excess of $2 billion annually of the Fund’s average daily net assets. In addition, effective November 1, 2018, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for Hartford Long/Short Global Equity Fund as follows: 1.75% (Class A), 2.50% (Class C), 1.50% (Class I), 1.50% (Class Y) and 1.50% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

101

Report of Independent Registered Public Accounting Firm

To the Shareholders of Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford International Value Fund, and Hartford Long/Short Global Equity Fund and the Board of Directors of The Hartford Mutual Funds, Inc

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford International Value Fund, and Hartford Long/Short Global Equity Fund (collectively referred to as the “Funds”) (eight of the funds constituting The Hartford Mutual Funds, Inc. (the “Company”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting The Hartford Mutual Funds, Inc.) at October 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising The Hartford Mutual Funds, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights

Hartford Environmental Opportunities Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018

Hartford Emerging Markets Equity Fund

Hartford International Equity Fund

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Hartford Long/Short Global Equity Fund

	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 28, 2018

102

Hartford International/Global Equity Funds

Directors and Officers (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2018. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	83	None

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	83	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	83	None

DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	83	None

103

Hartford International/Global Equity Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served until June 2013. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. and served until July 2018. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director until August 2010. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	83	None

PHILLIP O. PETERSON (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	83	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	83	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

104

Hartford International/Global Equity Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	83	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009 – 2016); Chief Operating Officer at Avicenna Capital Management (2007 – 2009); and Chief Financial Officer at Steeple Capital LP (2005 – 2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

105

Hartford International/Global Equity Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as President (since April 2018), Chief Executive Officer (since April 2018) and Executive Vice President (since December 2013) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is a Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014 – 2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO and is the Head of Operations of HASCO. Ms. Quade also serves as Vice President of HFD and HFMG (since December 2013). From February 2018 to May 14, 2018, Ms. Quade served as Treasurer of the Company. Formerly, Ms. Quade served as Director, Enterprise Operations of Hartford Life Insurance Company from April 2012 through December 2013. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.

(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

106

Hartford International/Global Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

107

Hartford International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford Emerging Markets Equity Fund

Hartford Environmental Opportunities Fund

Hartford International Equity Fund

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Hartford Long/Short Global Equity Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 7-8, 2018, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF, on behalf of each of its funds listed above (each a “Fund” and collectively, the “Funds”), The Hartford Mutual Funds II, Inc. (“HMF II”) and Hartford Funds Management Company, LLC (“HFMC”); and (ii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of HMF.

In the months preceding the August 7-8, 2018 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 19-20, 2018 and August 7-8, 2018. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 19-20, 2018 and August 7-8, 2018 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any

108

Hartford International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC and not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience, including with respect to environmental-related investments for the Hartford Environmental Opportunities Fund. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund,

109

Hartford International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 19-20, 2018 and August 7-8, 2018 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board noted that HFMC had no other clients with investment strategies similar to those of the Funds. The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered any differences between the Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for each of the Hartford Emerging Markets Equity Fund, Hartford International Equity Fund and Hartford Long/Short Global Equity Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

110

Hartford International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, based on a fee structure approved by the Board at its August 2017 meeting and implemented at the commencement of the fiscal year on November 1, 2017. The Board noted that, under this fee structure, the Funds pay HASCO a fee equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the Fund’s gross performance.

Hartford Emerging Markets Equity Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.45%, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Environmental Opportunities Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period.

•

The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.19%, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford International Equity Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.04%, which resulted in HFMC reimbursing the Fund for certain expenses.

111

Hartford International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford International Growth Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018 and an additional permanent fee reduction, which will be implemented on September 1, 2018. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.30%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford International Opportunities Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford International Small Company Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.60%.

The Hartford International Value Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Long/Short Global Equity Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3-year period.

The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.90%, which resulted in HFMC reimbursing the Fund for certain expenses. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which will be implemented on November 1, 2018.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

112

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes: a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2018), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex R, LLC; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Hartford International Asset Management Company Limited; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2018

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-GE18    12/18    208764    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2017 through October 31, 2018.

Market Review

Despite a volatile year, during the 12 months ended October 31, 2018, U.S. stocks, as measured by the S&P 500 Index,1 saw positive returns. During this period, the S&P

500 Index had a 7.35% return.

As of the end of September 2018, there were more than 35 days in 2018 when the S&P 500 Index closed 1% higher or lower than the previous day, which is more than triple the number of 1% swings experienced in all of 2017. Rising interest rates, inflation anxiety, and concerns surrounding U.S. tariffs and trade policies have all contributed to the return of market volatility.

Throughout 2018, the U.S. Federal Reserve (Fed) continued its cycle of interest-rate increases. At the end of October 2018, short-term rates ranged from 2% to 2.25%. At the time of this writing, expectations were for a continued gradual increase through the end of this calendar year and into next. Central banks overseas are also beginning to unwind their accommodative policies by raising interest rates, which may impact global markets.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. For example, protectionist U.S. trade policies have sparked concern and uncertainty among some investors.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Fixed Income Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Local Debt Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Year	Since Inception[1]
Class A2	-8.25%	-2.34%	-1.05%
Class A3	-12.38%	-3.23%	-1.66%
Class C2	-8.86%	-3.08%	-1.79%
Class C3	-9.58%	-3.08%	-1.79%
Class I2	-8.00%	-2.10%	-0.81%
Class R3[2]	-8.44%	-2.68%	-1.40%
Class R4[2]	-8.29%	-2.38%	-1.10%
Class R5[2]	-7.98%	-2.18%	-0.85%
Class Y2	-7.99%	-2.04%	-0.79%
Class F2	-7.93%	-2.07%	-0.79%
JP Morgan GBI Emerging Markets Global Diversified Index	-6.58%	-2.59%	-1.44%

[1]	Inception: 5/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.48%	1.26%
Class C	2.28%	2.01%
Class I	1.12%	1.01%
Class R3	1.77%	1.56%
Class R4	1.47%	1.26%
Class R5	1.17%	0.96%
Class Y	1.09%	0.91%
Class F	1.06%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

2

The Hartford Emerging Markets Local Debt Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Kevin Murphy

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned -8.25%, before sales charges, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD Index), which returned -6.58% for the same period. For the same period, Class A shares of the Fund underperformed the -6.73% return of the average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was negative during the period. Local markets debt, as measured by the GBI-EMGD Index, generated a total return of -6.58% in U.S. Dollar terms. Depreciation of emerging markets currencies versus the U.S. dollar (USD) weighed on results, while an increase in Emerging Markets (EM) rates also had a negative impact.

Emerging market corporate debt finished the period with a return of -1.86%, and, credit spreads widened by 0.50% to a level of 3.23% by the end of the period as measured by the JP Morgan CEMBI Broad Diversified Index (CEMBIBD Index).

In February 2018, the former U.S. Federal Reserve (Fed) Governor Jerome Powell succeeded Janet Yellen as the Fed Chairman, and the Fed raised its benchmark interest rate three times in 2018 as of October 31, 2018. After more than a year of negotiation, Canada and the U.S. reached a new trading framework, joining Mexico for the trilateral U.S.-Mexico Canada (USMCA) agreement, which will succeed NAFTA. Separately, the global trade war escalated, as the European Union, Mexico, and Canada disputed the U.S. tariffs on foreign steel and aluminum at the World Trade Organization (WTO).

Regarding emerging markets in Europe, the Middle East, and Africa (EMEA), the Turkish court ordered the release of American pastor Andrew Brunson, ending the geopolitical dispute with the U.S. The Turkish central bank increased interest rates significantly in an effort to stabilize the currency and markets. In Russia, President Vladimir Putin won the country’s presidential election, extending his term for another six years. In Poland, Mateusz Morawiecki was appointed prime minster and won a confidence vote for his cabinet in parliament. Separately, the European Commission took the unprecedented step of triggering Article 7 against Poland over concerns about erosions in the rule of law, a move that could lead to sanctions. In Egypt, President Abdel Fattah el-Sisi won the nation’s presidential election for a second term. In Saudi Arabia, the Crown Prince Mohammed bin Salman launched an alleged anti-corruption drive and detained more than two hundred people, including princes, government officials, and businessmen. In South Africa, Cyril Ramaphosa was officially sworn in as president after Jacob Zuma resigned. The EU announced an extension to economic sanctions against Russia until early 2019. JP Morgan announced all members of the GCC countries (Saudi Arabia, Qatar, the United Arab Emirates, Bahrain, and Kuwait) will enter its emerging market government indexes next year.

In Latin America, the International Monetary Fund (IMF) announced an increase to Argentina’s IMF package to U.S. $57.1 billion, a front-loading of disbursements, as well as a currency band to guide central bank intervention in an effort to support the markets. In Mexico, the left-wing candidate Andrés Manuel López Obrador won the presidency by a landslide and pledged to boost its gas and oil sector. In Venezuela, Nicolas Maduro won a second six-year term presidential election. In an effort to keep up with inflation, which the IMF projected to reach 1 million percent by year-end, Venezuela’s President Nicolas Maduro re-denominated the bolivar currency with the intention to link it to the country’s Petro cryptocurrency. In Chile, former President Sebastián Piñera won the nation’s presidential run-off vote, and in Colombia, the center-right candidate, Ivan Duque, won the second round of presidential elections. In Brazil, the right-wing candidate, Jair Bolsonaro, won the presidential election. Markets rallied on the election result in anticipation that Bolsonaro will support market friendly policies.

In Asia, the U.S. imposed tariffs of 10% covering $200 billion worth of Chinese goods, with the rate set to increase to 25% by the end of the year. The Chinese Communist Party announced plans to abolish term limits on the country’s presidency, opening the path to a third term by current President Xi Jinping. North Korea leader Kim Jong Un met with U.S. President Donald Trump at the first summit meeting between the nations, where North Korea pledged to dismantle the country’s nuclear program, though uncertainties around details and timeline remain. In Malaysia, Mahathir Mohamad, a 92- year-old former prime minister, was sworn in as the new prime minister. In Sri Lanka, President Maithripala Sirisena dismissed Prime Minister Ranil Wickremesinghe in favor of former president Mahinda Rajapaksa; the country awaits parliament’s ruling on the constitutionality of the appointment.

3

The Hartford Emerging Markets Local Debt Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Attribution Commentary

Within the Fund, relative to the GBI-EMGD Index, security selection and duration positioning were the drivers of relative underperformance, while currency positioning had a positive contribution to excess returns. The Fund’s structural allocation to corporate bonds had a positive impact on relative performance, as generally speaking, corporate bonds outperformed the local rates and coupon component of the GBI-EMGD Index. Within the Fund’s corporate bond holdings, country allocation drove positive performance versus CEMBIBD Index, a broad EM corporate index, while security selection had a negative impact.

The Fund’s duration positioning detracted from results, favoring locally denominated supranational issuers and frontier markets, while underweight low-to-mid yielding countries. When examining EM local market duration exposure, in opportunistic and frontier markets, an out-of-benchmark duration exposure to Ghana, given stable-to-improving fundamentals, proved unfavorable. In contrast a slight underweight duration exposure to Argentina aided performance. In high yielding countries, an underweight duration exposure to Indonesia, given less attractive valuations in our view and an increased likelihood of monetary policy tightening, proved beneficial. An underweight duration exposure to Turkey for most of the period, due to heightened monetary and political uncertainty, also proved favorable. In contrast, an underweight duration exposure to Brazil for most of the period detracted from performance. We were cautious on Brazil, due to political uncertainty which may force the central bank to hike rates more aggressively than anticipated. In low-to-mid yielding countries, an underweight duration exposure to the lower yielding markets of Peru and Thailand, where we believe inflation risks could lead to higher interest rates and central banks are likely to start raising interest rates soon, helped performance. In contrast, a duration exposure to the Mexican peso (MXN)-, South African rand (ZAR)-, and Indonesian rupiah (IDR)-denominated supranational debt, detracted from performance. In addition, there was a negative duration impact from corporate holdings, for which the duration effect is predominantly captured by U.S. treasury yield movements; U.S. treasury yields increased over the period.

Security selection detracted from performance during the period. An allocation to external corporate debt, particularly in the financial sector and quasi-sovereign debt, in the oil and gas sector in the United Arab Emirates, proved favorable. In high yielding countries, an underweight exposure to Indonesian local sovereign debt, Colombian local sovereign debt, and to short- and long-dated Brazilian local sovereign debt, weighed on performance. Yield curve positioning that favored the middle of Turkey’s local debt curve, implemented via cross currency swaps, also detracted from performance. In low-to-mid yielding countries, underweight exposures to local sovereign debt in Thailand and Malaysia detracted, as did underweight exposures to mid-dated local sovereign debt in Poland and long-dated local sovereign debt in Peru. Moreover, an underweight exposure to local sovereign debt across the curve in Malaysia, weighed on performance.

Currency positioning aided results. In opportunistic and frontier markets, an out-of-benchmark allocation to the Egyptian pound, given stable-to-improving fundamentals and attractive valuations in our view, contributed positively to performance relative to the GBI-EMGD Index, as did an out-of-index allocation to the Chinese renminbi earlier in the period. We favored the renminbi given attractive valuations in our view and the Fund’s belief that the authorities have effectively clamped down on capital outflows. An overweight exposure to the Argentine peso for most of the period detracted from performance. We were overweight the peso, given attractive valuations in our view and the recent interest rate hike, as well as a positive signal that the IMF is willing to work with the country. In high yielding countries, an overweight exposure for most of the period to the Indonesian rupiah, given a proactive central bank and an improving macro backdrop, aided performance. The Fund’s position in the Turkish lira also proved beneficial. In low-to-mid yielding countries, an underweight exposure to the Hungarian forint, given the central banks bias towards low rates and against appreciation, proved favorable. Tactical positioning to the Malaysian ringgit, including an overweight earlier in the period, and an underweight later in the period given unattractive valuations, also proved favorable. In contrast, an overweight exposure for most of the period to the Czech koruna, due to attractive valuations, supportive balance-of-payments, and the central bank’s gradual tightening path, detracted. Additionally, an overweight exposure to the Polish zloty early in the second quarter of 2018, due to EU fund inflows driving growth, also proved unfavorable.

During the period, the Fund’s interest rate and credit positioning was primarily implemented through cash bond positions and derivatives, such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We used local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency during the period. Overall, the Fund’s positioning implemented via derivatives contributed positively to performance relative to the GBI-EMGD Index during the period.

What is the outlook?

EM debt markets have had a difficult year; a combination of tightening global liquidity, protectionist trade policies, and several negative country specific developments in EM have collectively weighed on the asset class. While we continue to have a constructive medium term view of EM markets, we recognize that this combination of challenges may keep volatility elevated over the near term. We expect global liquidity conditions should continue to tighten with the Fed raising U.S. interest rates in a slow and transparent manner. However, we believe EM broadly speaking may be able to manage gradual rate hikes. At the same time, the ECB has committed to ending its asset purchases by year end. We believe the recent mild softening of European growth data is indicative of a fairly standard mid-cycle slowdown and at this stage is unlikely to interrupt the ECB’s plans. As for the fears about China’s outlook we are more sanguine. The economy is changing structurally as it shifts towards more sustainable credit growth policies and tilts towards services and technology. The near-term impact of monetary policy stimulus is likely to provide support for commodity prices. While trade protectionism continues to unsettle markets, the direct impacts on the data to date have been limited.

Turning to the Fund, as of the end of the period, we have a moderately positive risk posture, balancing improved EM fundamentals against tightening global liquidity, trade protectionism risks and select EM country struggles.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks

4

The Hartford Emerging Markets Local Debt Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •The Fund may invest in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	25.7%
Foreign Government Obligations	66.5

Total	92.2%

Short-Term Investments	5.2
Purchased Options	0.4
Other Assets & Liabilities	2.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

5

The Hartford Floating Rate Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 4/29/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	3.41%	3.29%	6.69%
Class A2	0.31%	2.66%	6.36%
Class C1	2.65%	2.53%	5.89%
Class C2	1.66%	2.53%	5.89%
Class I1	3.70%	3.57%	6.97%
Class R3[1]	3.15%	3.01%	6.40%
Class R4[1]	3.40%	3.25%	6.65%
Class R5[1]	3.67%	3.57%	6.92%
Class Y1	3.71%	3.62%	7.02%
Class F1	3.88%	3.61%	6.99%
S&P/LSTA Leveraged Loan Index	4.54%	3.97%	7.66%
Credit Suisse Leveraged Loan Index	4.89%	4.19%	7.33%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Effective 3/1/18, the Fund changed its benchmark from the Credit Suisse Leveraged Loan Index to the S&P/LSTA Leveraged Loan Index. Hartford Funds Management Company, LLC believes that this benchmark better reflects the Fund’s investment strategy.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leverage loan market based upon market weightings, spreads and interest payments.

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.74%	1.74%
Class I	0.73%	0.73%
Class R3	1.38%	1.27%
Class R4	1.08%	1.02%
Class R5	0.78%	0.78%
Class Y	0.71%	0.71%
Class F	0.67%	0.67%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect at least until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

6

The Hartford Floating Rate Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Michael J. Bacevich*

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

* Michael J. Bacevich announced his plan to retire from Wellington Management Company LLP as of June 30, 2019. Accordingly, he will no longer serve as a portfolio manager to the Fund as of June 30, 2019. David B. Marshak and Jeffrey W. Heuer, CFA will continue to serve as portfolio managers to the Fund. Mr. Bacevich’s portfolio manager responsibilities will transition to Mr. Marshak during the period prior to his retirement. Mr. Heuer will continue to work closely with Mr. Marshak on portfolio construction and investment research.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned 3.41%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming its new benchmark, the S&P/LSTA Leveraged Loan Index, which returned 4.54% for the same period. The Fund also underperformed its former benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.89% for the same period. For the same period, Class A shares of the Fund underperformed the 3.68% average return of the Lipper Loan Participation Funds peer group, a group of funds that invests primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification.

The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

Monetary policy developments among developed markets started pointing to a less accommodative stance. As of September 30, 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The Eurozone economy started to lose momentum as third quarter of 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound (GBP) also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates. Credit spreads widened

7

The Hartford Floating Rate Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs.

High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Within sector allocation, the primary detractor was an underweight to the Retailers sector along with an overweight posture to the Other Industrial and Consumer Products sectors. This was partially offset by positive effects from an overweight posture to the Metals and Mining and Energy sectors. Security selection within the Financial Institutions sector detracted from benchmark-relative returns along with selection within the Consumer Products, Metals and Mining and Technology sectors. Positive security selection effects occurred within the Retailers and Consumer Cyclical Services sectors. In aggregate, quality positioning had a slight positive impact on relative performance as our overweight to B-rated securities contributed during a time when lower quality outperformed.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the trailing twelve months, the Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the S&P/LSTA Leveraged Loan Index over the period.

What is the outlook?

Our outlook for bank loans remains generally constructive as of the end of the period. The macro environment supports issuers with leveraged balance sheets in our view, as indicators show increasing economic strength. That said, we continue to monitor global political risks and central bank monetary policy. Tighter U.S. monetary policy may benefit bank loans more than fixed rate sectors as bank loan coupons reset higher given their floating-rate nature. Currently, we are finding what we believe to be the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. With respect to credit quality, the Fund is overweight BB-rated loans as we believe they currently offer the best risk/reward profile. Overall, we believe default rates will remain below historical averages, and are expected to remain benign. We believe the asset class has many long-term potential benefits, including diversification and floating-rate coupons, that we believe should eventually reassert themselves to enhance the relative appeal of bank loans for investors.

We remain constructive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and continued demand for yield-producing assets. High yield spreads are below their historical median, but are reflective of a strong economy and solid company fundamentals in our view. While geo-political events and tighter-than-expected central bank monetary policy are risks, we believe valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year. We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. We continue to monitor the possible impact on global growth from increased political uncertainty and potentially more protectionist policies.

However, high yield maintains an attractive yield advantage in our view, and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

At the end of the period, the Fund maintained an out-of-benchmark (S&P/LSTA Leveraged Loan Index) allocation to high yield credit. Within credit quality positioning, the Fund was overweight BB-rated and CCC and below-rated securities and underweight B-rated securities as of the end of the period. In terms of sector positioning, the Fund ended the period with the largest overweights to the Energy, Financial Institutions and Gaming sectors and the largest underweights to Technology, Media and Entertainment and Retailers relative to the S&P/LSTA Leveraged Loan Index.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Loans can be difficult to value and highly illiquid; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%
Escrows	0.0 (2)
Exchange-Traded Funds	0.8
Warrants	0.0 (2)

Total	1.5%

Fixed Income Securities
Corporate Bonds	8.6%
Foreign Government Obligations	0.4
Senior Floating Rate Interests	89.5

Total	98.5%

Short-Term Investments	2.0
Other Assets & Liabilities	(2.0)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

8

The Hartford Floating Rate High Income Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 9/30/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Year	Since Inception[1]
Class A2	3.62%	3.54%	5.24%
Class A3	0.51%	2.91%	4.79%
Class C2	2.85%	2.77%	4.46%
Class C3	1.86%	2.77%	4.46%
Class I2	3.88%	3.80%	5.52%
Class R3[2]	3.31%	3.25%	4.92%
Class R4[2]	3.62%	3.55%	5.22%
Class R5[2]	3.93%	4.05%	5.67%
Class Y2	3.93%	3.85%	5.53%
Class F2	3.93%	3.79%	5.51%
S&P/LSTA Leveraged Loan Index	4.54%	3.97%	5.18%
Credit Suisse Leveraged Loan Index	4.89%	4.19%	5.38%

[1]	Inception: 9/30/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Effective 3/1/18, the Fund changed its benchmark from the Credit Suisse Leveraged Loan Index to the S&P/LSTA Leveraged Loan Index. Hartford Funds Management Company, LLC believes that this benchmark better reflects the Fund’s investment strategy.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leverage loan market based upon market weightings, spreads and interest payments.

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.13%	1.07%
Class C	1.88%	1.82%
Class I	0.86%	0.82%
Class R3	1.51%	1.37%
Class R4	1.21%	1.07%
Class R5	0.91%	0.77%
Class Y	0.83%	0.77%
Class F	0.79%	0.77%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

9

The Hartford Floating Rate High Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Michael J. Bacevich*

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

* Michael J. Bacevich announced his plan to retire from Wellington Management Company LLP as of June 30, 2019. Accordingly, he will no longer serve as a portfolio manager to the Fund as of June 30, 2019. David B. Marshak and Jeffrey W. Heuer, CFA will continue to serve as portfolio managers to the Fund. Mr. Bacevich’s portfolio manager responsibilities will transition to Mr. Marshak during the period prior to his retirement. Mr. Heuer will continue to work closely with Mr. Marshak on portfolio construction and investment research.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned 3.62%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming its new benchmark, the S&P/LSTA Leveraged Loan Index, which returned 4.54% for the same period. The Fund also underperformed its former benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.89% for the same period. For the same period, Class A shares of the Fund also underperformed the 3.68% average return of the Lipper Loan Participation Funds peer group, a group of funds that invests primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

Monetary policy developments among developed markets started pointing to a less accommodative stance. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The Eurozone economy started to lose momentum as third quarter of 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound (GBP) also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates. Credit spreads widened amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs.

10

The Hartford Floating Rate High Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Within sector allocation, the primary detractor was an underweight to the Retailers sector along with an overweight posture to the Consumer Products and Gaming sectors. This was partially offset by positive effects from an overweight posture to the Metals and Mining sector. Security selection within the Financial Institutions sector detracted from benchmark-relative returns along with selection within the Metals and Mining, Consumer Products and Cable and Satellite sectors. This was partially offset by positive security selection within the Other Industrial, Consumer Cyclical Services and Energy sectors. In aggregate, quality positioning had a positive impact on relative performance, as our overweight to CCC and below-rated securities contributed during a time when lower quality outperformed.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the trailing twelve months, the Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the S&P/LSTA Leveraged Loan Index over the period.

What is the outlook?

Our outlook for bank loans remains generally constructive as of the end of the period. The macro environment supports issuers with leveraged balance sheets in our view, as indicators show increasing economic strength. That said, we continue to monitor global political risks and central bank monetary policy. Tighter U.S. monetary policy may benefit bank loans more than fixed rate sectors as bank loan coupons reset higher given their floating-rate nature. Currently, we are finding what we believe to be the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. With respect to credit quality, the Fund is overweight BB-rated loans as we believe they currently offer the best risk/reward profile. Overall, we believe default rates will remain below historical averages, and are expected to remain benign. We believe the asset class has many long-term potential benefits, including diversification and floating-rate coupons, that we believe should eventually reassert themselves to enhance the relative appeal of bank loans for investors.

We remain constructive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and continued demand for yield-producing assets. High yield spreads are below their historical median, but are reflective of a strong economy and solid company fundamentals in our view. While geo-political events and tighter-than-expected central bank monetary policy are risks, we believe valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year. We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. We continue to monitor the possible impact on global growth from increased political uncertainty and potentially more protectionist policies. However, high yield maintains an attractive yield advantage in our view, and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

At the end of the period, the Fund maintained an out-of-benchmark allocation to high yield credit. Within credit quality positioning, the Fund remained overweight BB-rated securities as of the end of the period. In terms of sector positioning, the Fund ended the period with the largest overweights to the Wireless, Financial Institutions and Gaming sectors and the largest underweights to Technology, Media and Entertainment and Restaurants relative to the S&P/LSTA Leveraged Loan Index.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Loans can be difficult to value and highly illiquid; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.6%
Escrows	0.0 (2)
Exchange-Traded Funds	1.1
Warrants	0.0 (2)

Total	1.7%

Fixed Income Securities
Corporate Bonds	11.8%
Foreign Government Obligations	0.6
Senior Floating Rate Interests	86.2

Total	98.6%

Short-Term Investments	1.0
Other Assets & Liabilities	(1.3)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

11

The Hartford High Yield Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 9/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	0.27%	3.59%	9.15%
Class A2	-4.24%	2.64%	8.65%
Class C1	-0.63%	2.82%	8.34%
Class C2	-1.58%	2.82%	8.34%
Class I1	0.44%	3.86%	9.46%
Class R3[1]	-0.17%	3.28%	8.83%
Class R4[1]	0.15%	3.61%	9.15%
Class R5[1]	0.57%	3.93%	9.46%
Class Y1	0.48%	3.92%	9.49%
Class F1	0.51%	3.86%	9.46%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	0.97%	4.68%	11.20%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.18%	1.06%
Class C	1.87%	1.81%
Class I	0.88%	0.81%
Class R3	1.47%	1.36%
Class R4	1.17%	1.06%
Class R5	0.87%	0.76%
Class Y	0.79%	0.71%
Class F	0.76%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

12

The Hartford High Yield Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned 0.27%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 0.97% for the same period. For the same period, Class A shares of the Fund also underperformed the 0.54% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the United States (U.S.) against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign debt yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Donald Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

A number of developed central banks began to reduce monetary easing policies. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The Eurozone economy started to lose momentum as third quarter of 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates. Credit spreads widened amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 0.97% for the twelve months ended October 31, 2018 and outperformed duration equivalent U.S. Treasuries by 1.84%. The Option-Adjusted Spread (OAS) of the Bloomberg Barclays U.S. Corporate High Yield Index relative to U.S. Treasuries was 3.71% on October 31, 2018, wider than twelve months ago (3.38%). The high yield market began the period posting negative returns based on what we consider to be uncertainty over U.S. tax reform followed by positive performance from favorable earnings trends, positive economic data and light supply. During October, a spike in market volatility along with concerns over higher interest rates and weaker corporate earnings growth weighed on high yield performance.

13

The Hartford High Yield Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

During the period, security selection was the primary contributor to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, driven primarily by selection within the Energy and Pharmaceuticals sectors. This was partially offset by weaker selection in the Metals and Mining and Cable and Satellite sectors.

Overall, sector allocation decisions detracted from benchmark-relative returns, primarily driven by the Fund’s overweight allocation to the Packaging sector and lack of exposure to the Supermarkets sector. This was partially offset by an overweight to Pharmaceuticals and underweight to Automotives, which contributed positively to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Quality positioning contributed positively to relative performance during the period, primarily due to an underweight to BB-rated securities along with an overweight to CCC and below-rated securities.

Over the period, the Fund had a small position in the High Yield Credit Default Swap Index (CDX). During the period, the Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position contributed positively to relative performance.

What is the outlook?

We remain constructive on high yield as of the end of the period given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and continued demand for yield-producing assets. Valuations are below their historical median, but are reflective of a strong economy and solid company fundamentals in our view. While geo-political events and tighter-than-expected central bank monetary policy are risks, we believe valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year.

We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. We continue to monitor the possible impact on global growth from increased political uncertainty and potentially more protectionist policies. However, high yield maintains an attractive yield advantage in our view and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

The Fund ended the year most overweight the Metals and Mining and Packaging sectors, and was most underweight to the Energy and Healthcare sectors.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	1.0%
Escrows	0.0	(2)

Total	1.0%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0	%(2)
Convertible Bonds	1.2
Corporate Bonds	88.1
Senior Floating Rate Interests	5.1

Total	94.4%

Short-Term Investments	2.6
Other Assets & Liabilities	2.0

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

14

The Hartford Inflation Plus Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-1.19%	0.21%	3.47%
Class A2	-5.64%	-0.70%	3.00%
Class C1	-1.95%	-0.54%	2.71%
Class C2	-2.89%	-0.54%	2.71%
Class I1	-0.99%	0.45%	3.73%
Class R3[1]	-1.57%	-0.14%	3.11%
Class R4[1]	-1.28%	0.15%	3.42%
Class R5[1]	-0.99%	0.45%	3.71%
Class Y1	-0.93%	0.51%	3.80%
Class F1	-1.03%	0.46%	3.73%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	-0.61%	0.69%	3.29%
Bloomberg Barclays U.S. TIPS Index	-1.24%	0.97%	4.11%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.98%	0.86%
Class C	1.69%	1.61%
Class I	0.69%	0.61%
Class R3	1.28%	1.21%
Class R4	0.98%	0.91%
Class R5	0.68%	0.61%
Class Y	0.62%	0.56%
Class F	0.56%	0.56%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

15

The Hartford Inflation Plus Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Allan M. Levin, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned -1.19%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. TIPS 1-10 Year Index, which returned -0.61% for the same period. For the same period, Class A shares of the Fund underperformed the -1.12% average return of the Lipper Treasury Inflation Protection Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities, during the period. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However, increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign debt yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Donald Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

A number of developed central banks began to reduce monetary easing policies. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The Eurozone economy started to lose momentum as third quarter 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates.

Credit spreads widened amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Real and nominal U.S. Treasury yields rose over the past 12 months, particularly on the short end of curve, as positive data on GDP growth, labor market strength, and consumer and small business surveys led to greater confidence for continued monetary tightening. Over the twelve months ending October 31, 5- and 10-year Treasury inflation protected securities (TIPS) “real” yields rose 0.87% and 0.59%, respectively, and 5- and 10-year inflation breakevens (market-based measure of expected inflation) rose by 0.09% and 0.18%, respectively.

The Fund’s allocation across various credit sectors, such as bank loans, non-agency residential Mortgage-Backed Securities (MBS), and

16

The Hartford Inflation Plus Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

commercial MBS had a positive impact on performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The Fund is invested in these “plus” sectors because of the investment team’s expectation that these particular sectors will be correlated to inflation over time, and the sectors are overlaid with consumer price index (CPI) swaps so that the overall Fund “beta” to inflation is not diminished. The Fund’s duration positions and positioning within U.S. TIPS detracted from relative performance.

Over the period, the Fund made use of derivatives in pursuit of both risk management and total returns. Derivatives usage included U.S. Treasury futures to manage duration, credit default swaps to manage sector exposure, currency forwards both to hedge emerging markets currency risk and as part of the developed currency strategy, and CPI swaps and bond forwards to add inflation sensitivity. Over the period, the impact of derivatives on performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index was negative overall. The Fund’s exposures to interest rate swaps (IRS), CPI swaps, currency forwards, and credit derivatives (e.g. CMBX) were additive to performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index, but were offset by the negative impact from the use of bond futures to manage duration.

What is the outlook?

We continue to see the potential for upside in TIPS as of the end of the period, and believe that cyclical inflation pressures are skewed to the upside, supported by a tightening labor market, elevated input costs, time lags in productivity gains, and rising transportation bottlenecks. Therefore, we continue to see value in being overweight overall inflation exposure versus the benchmark.

We continue to be underweight shorter-term TIPS, which are most sensitive to short-term changes in inflation, and are focused on security selection around the 10-year segment of the TIPS curve. As of the end of the period, the Fund maintained allocations to bank loans, non-U.S. Dollar inflation linked bonds, non-agency MBS and commercial MBS, particularly senior tranches with attractive collateral. As of the end of the period, the Fund is positioned short duration, reflecting our view that cyclical pressures on interest rates are skewed to the upside.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among specialist portfolio managers. There is no guarantee a fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. •Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.3%
Foreign Government Obligations	2.5
Senior Floating Rate Interests	5.4
U.S. Government Agencies	7.0
U.S. Government Securities	88.7

Total	105.9%

Short-Term Investments	1.6
Purchased Options	0.1
Other Assets & Liabilities	(7.6)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

17

Hartford Municipal Income Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	Since Inception[1]
Class A2	-0.36%	2.31%
Class A3	-4.84%	0.94%
Class C2	-0.38%	1.94%
Class C3	-1.35%	1.94%
Class I2	-0.11%	2.57%
Class F2	-0.20%	2.55%
Bloomberg Barclays Municipal Bond Index	-0.51%	2.24%

[1]	Inception: 5/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax exempt bond market.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.12%	0.70%
Class C	1.84%	1.45%
Class I	0.83%	0.45%
Class F	0.81%	0.40%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

18

Hartford Municipal Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned -0.36%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Bloomberg Barclays Municipal Bond Index, which returned -0.51% for the same period. For the same period, Class A shares of the Fund underperformed the -0.32% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the outcome of proposed tariffs by the U.S. potentially impacting most global trade partners. Global sovereign debt yields largely rose overall, but flights to safety led to declines throughout the period on account of fears of an emerging markets contagion and increased trade tensions. Fears of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). As of September 30, 2018, economic growth in the Eurozone fell to its slowest pace in more than four years, with ongoing concern about Italy’s election and later on in the period, its budget.

Monetary policy developments among developed markets started pointing to a less accommodative stance. By the end of the third quarter of 2018 the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

At the end of the period, market volatility picked up sharply during the month of October, following concerns over higher interest rates and ongoing geopolitical and trade tensions. Economic fundamentals remained strong, with unemployment globally continuing to fall. Third quarter earnings season got off to a good start, particularly in the U.S., and initial estimates for the third quarter of 2018 U.S. gross domestic product (GDP) beat consensus expectations, predominantly driven by consumer spending. However, net exports were a drag on output, as businesses increased imports ahead of scheduled tariff increases. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, the U.S. Dollar rallied versus most currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. U.S. Dollar strength also extended versus perceived safe-haven currencies like the Japanese yen, supported by widening U.S.-Japan yield differentials. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S. The Mexican peso and Canadian dollar were notable exceptions – both appreciated versus the U.S. Dollar in the fall of 2018, supported by rising oil prices and NAFTA renegotiation prospects.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates. Credit spreads widened amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a negative total return of -0.67% during the period. The index posted positive excess returns (returns over U.S. Treasuries) of 0.53%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries increased over the period, rising from 84.5% to 86.7%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds was relatively strong while supply was measured.

19

Hartford Municipal Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

The primary driver of benchmark relative outperformance during the period was an out-of-benchmark allocation to high yield revenue bonds and high yield general obligation bonds. Security selection within investment grade revenue bonds, especially within the Hospital and Special Tax sectors contributed positively to relative performance during the period. The Fund’s duration and yield curve positioning detracted from relative results during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economic growth momentum to continue in the final two months of 2018, supported by low unemployment, tax cuts, and investment spending. As of the end of the period, we have started to reduce the Fund’s high yield and BBB allocation as we get later in the credit cycle. We expect revenue bond fundamentals to remain positive with the possible exception of the Healthcare sector where we have likely seen peak financial results. Within the Transportation sector, we remain positive on toll roads as we believe fundamentals and spread levels are slightly more attractive than other issuers of municipal securities within the Transportation sector. We believe that toll road revenues will continue to grow as auto travel remains strong. We also believe toll road fees are typically adjusted for inflation and collection is generally inexpensive. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. We expect issuance to continue to be lower than last year given the increased issuance in December 2017, which was originally slated for 2018 and the removal of advanced refunding supply. The Fund ended the period with an average duration of 6.40 years.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2018

Municipal Bonds	Percentage of Net Assets
Airport	8.9%
Development	2.5
Education	4.8
Facilities	0.2
General Obligation	14.6
Higher Education	1.9
Medical	6.5
Mello-Roos District	1.6
Nursing Homes	6.8
Other(2)	15.9
Power	4.2
School District	8.0
Single Family Housing	3.1
Tobacco	4.7
Transportation	9.4
Utilities	1.2
Water	2.2
Short-Term Investments	1.9
Other Assets & Liabilities	1.6

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

20

The Hartford Municipal Opportunities Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-0.11%	3.04%	5.32%
Class A2	-4.61%	2.10%	4.84%
Class C1	-0.86%	2.27%	4.53%
Class C2	-1.83%	2.27%	4.53%
Class I1	0.14%	3.29%	5.59%
Class Y1	0.14%	3.29%	5.59%
Class F1	0.20%	3.31%	5.59%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	-0.53%	2.49%	3.98%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class Y shares commenced operations on 5/31/18. Performance prior to that date is that of the Fund’s Class I shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.70%	0.70%
Class C	1.46%	1.45%
Class I	0.46%	0.45%
Class Y	0.46%	0.45%
Class F	0.41%	0.40%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 05/31/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

21

The Hartford Municipal Opportunities Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned -0.11%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index which returned -0.53% for the same period. For the same period, Class A shares of the Fund outperformed the -0.72% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the outcome of proposed tariffs by the U.S. potentially impacting most global trade partners. Global sovereign debt yields largely rose overall, but flights to safety led to declines throughout the period on account of fears of an emerging markets contagion and increased trade tensions. Fears of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). As of September 30, 2018, economic growth in the Eurozone fell to its slowest pace in more than four years, with ongoing concern about Italy’s election and later on in the period, its budget.

Monetary policy developments among developed markets started pointing to a less accommodative stance. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

At the end of the period, market volatility picked up sharply during the month of October, following concerns over higher interest rates and ongoing geopolitical and trade tensions. Economic fundamentals remained strong, with unemployment globally continuing to fall. Third quarter earnings season got off to a good start, particularly in the U.S., and initial estimates for the third quarter of 2018 U.S. gross domestic product (GDP) beat consensus expectations, predominantly driven by consumer spending. However, net exports were a drag on output, as businesses increased imports ahead of scheduled tariff increases. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, the U.S. Dollar rallied versus most currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. U.S. Dollar strength also extended versus perceived safe-haven currencies like the Japanese yen, supported by widening U.S.-Japan yield differentials. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S. The Mexican peso and Canadian dollar were notable exceptions – both appreciated versus the U.S. Dollar in the fall of 2018, supported by rising oil prices and NAFTA renegotiation prospects.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates, as credit spreads widened on account of a pickup in equity-market volatility, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a negative total return of -0.67% during the period. The index posted positive excess returns (returns over U.S. Treasuries) of 0.53%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries increased over the period, rising from 84.5% to 86.7%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds was relatively strong while supply was measured.

22

The Hartford Municipal Opportunities Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

An out-of-benchmark allocation to high yield state general obligation bonds and high yield revenue bonds was the primary driver of benchmark-relative outperformance during the period. The Fund’s duration and yield curve positioning had a negative impact on relative performance, largely due to the Fund’s overweight to the 10-year and 20-year portions of the yield curve as rates rose. Security selection within investment grade revenue bonds, particularly within the Hospital and Special Tax sectors, contributed positively to relative results over the period. Selection within investment grade general obligation bonds also contributed positively to relative returns during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economic growth momentum to continue in the final two months of 2018, supported by low unemployment, tax cuts, and investment spending. As of the end of the period, we have started to reduce the Fund’s high yield and BBB allocation as we get later in the credit cycle. We expect revenue bond fundamentals to remain positive with the possible exception of Healthcare where we have likely seen peak financial results. Within the Transportation sector, we remain positive on toll roads as we believe fundamentals and spread levels are slightly more attractive than other issuers of municipal securities in the Transportation sector. We believe that toll road revenues will continue to grow as auto travel remains strong. Toll road fees are typically adjusted for inflation and collection is generally inexpensive. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. We expect issuance to continue to be lower than last year given significant the increased issuance in December 2017, which was originally slated for 2018 and the removal of advanced refunding supply. The Fund ended the period with an average duration of 5.38 years.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2018

Municipal Bonds	Percentage of Net Assets
Airport	5.1%
Bond Bank	0.2
Development	3.4
Education	2.1
Facilities	0.7
General Obligation	13.1
Higher Education	2.0
Housing	0.1
Medical	9.1
Mello-Roos District	1.3
Multifamily Housing	0.6
Nursing Homes	7.0
Other(2)	17.5
Pollution	0.1
Power	3.6
School District	9.5
Single Family Housing	4.3
Student Loan	0.1
Tobacco	3.1
Transportation	8.0
Utilities	0.9
Water	4.8
Short-Term Investments	1.6
Other Assets & Liabilities	1.8

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

23

Hartford Municipal Short Duration Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	Since Inception[1]
Class A2	-0.03%	0.83%
Class A3	-4.53%	-0.52%
Class C2	-0.24%	0.39%
Class C3	-1.23%	0.39%
Class I2	0.08%	1.06%
Class F2	0.09%	1.08%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index	-0.02%	0.96%

[1]	Inception: 5/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Bloomberg Barclays Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes) measures the performance of municipal bonds with time to maturity of more than one year and less than five years.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.16%	0.70%
Class C	1.90%	1.45%
Class I	0.88%	0.45%
Class F	0.87%	0.40%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

24

Hartford Municipal Short Duration Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned -0.03%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Bloomberg Barclays Municipal Bond Short 1-5 Year Index, which returned -0.02% for the same period. For the same period, Class A shares of the Fund also underperformed the 0.35% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the outcome of proposed tariffs by the U.S. potentially impacting most global trade partners. Global sovereign debt yields largely rose overall, but flights to safety led to declines throughout the period on account of fears of an emerging markets contagion and increased trade tensions. Fears of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). As of September 30, 2018, economic growth in the Eurozone fell to its slowest pace in more than four years, with ongoing concern about Italy’s election and later on in the period, its budget.

Monetary policy developments among developed markets started pointing to a less accommodative stance. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

At the end of the period, market volatility picked up sharply during the month of October, following concerns over higher interest rates and ongoing geopolitical and trade tensions. Economic fundamentals remained strong, with unemployment globally continuing to fall. Third quarter earnings season got off to a good start, particularly in the U.S., and initial estimates for the third quarter of 2018 U.S. gross domestic product (GDP) beat consensus expectations, predominantly driven by consumer spending. However, net exports were a drag on output, as businesses increased imports ahead of scheduled tariff increases. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, the U.S. Dollar rallied versus most currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. U.S. Dollar strength also extended versus perceived safe-haven currencies like the Japanese yen, supported by widening U.S.-Japan yield differentials. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S. The Mexican peso and Canadian dollar were notable exceptions – both appreciated versus the U.S. Dollar in the fall of 2018, supported by rising oil prices and NAFTA renegotiation prospects.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates. Credit spreads widened amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a negative total return of -0.67% during the period. The index posted positive excess returns (returns over U.S. Treasuries) of 0.53%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries increased over the period, rising from 84.5% to 86.7%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds was relatively strong while supply was measured.

25

Hartford Municipal Short Duration Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

An out-of-benchmark allocation to high yield revenue bonds benefited benchmark-relative returns during the period. Duration and yield curve positioning had a slightly positive effect on benchmark-relative results. Security selection within investment grade general obligation bonds also contributed positively to benchmark-relative returns over the period. The Fund’s allocation to and security selection within investment grade revenue bonds contributed positively overall to relative returns over the period, specifically within the Transportation and Special Tax sectors. Security selection within the Investment Grade Housing sector detracted from relative performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect U.S. economic growth momentum to continue in the final two months of 2018, supported by low unemployment, tax cuts, and investment spending. As of the end of the period, we have started to reduce the Fund’s high yield and BBB allocation as we get later in the credit cycle. We expect revenue bond fundamentals to remain positive with the possible exception of the Healthcare sector where we have likely seen peak financial results. Within the Transportation sector, we remain positive on toll roads as we believe fundamentals and spread levels are slightly more attractive than other issuers of municipal securities within the Transportation sector. We believe that toll road revenues will continue to grow as auto travel remains strong. Toll road fees are typically adjusted for inflation and collection is generally inexpensive. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. We expect issuance to continue to be lower than last year given significant the increased issuance in December 2017, which was originally slated for 2018 and the removal of advanced refunding supply. The Fund ended the period with an average duration of 2.45 years.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2018

Municipal Bonds	Percentage of Net Assets
Airport	9.0%
Development	3.3
Education	3.0
General Obligation	12.0
Housing	0.7
Medical	9.6
Mello-Roos District	1.8
Multifamily Housing	1.1
Nursing Homes	7.5
Other(2)	15.0
Pollution	0.2
Power	1.7
School District	6.6
Single Family Housing	8.9
Student Loan	0.5
Tobacco	6.3
Transportation	5.4
Utilities	0.5
Water	3.6
Short-Term Investments	2.2
Other Assets & Liabilities	1.1

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

26

The Hartford Quality Bond Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 11/30/2012 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Year	Since Inception[1]
Class A2	-1.84%	1.54%	1.08%
Class A3	-6.26%	0.61%	0.29%
Class C2	-2.65%	0.76%	0.30%
Class C3	-3.61%	0.76%	0.30%
Class I2	-1.45%	1.83%	1.35%
Class R3[2]	-2.18%	1.31%	0.81%
Class R4[2]	-1.56%	1.71%	1.20%
Class R5[2]	-1.49%	1.96%	1.45%
Class Y2	-1.43%	1.91%	1.41%
Class F2	-1.47%	1.87%	1.38%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	1.33%

[1]	Inception: 11/30/2012
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.93%	0.86%
Class C	1.72%	1.61%
Class I	0.65%	0.61%
Class R3	1.28%	1.20%
Class R4	0.98%	0.95%
Class R5	0.68%	0.65%
Class Y	0.56%	0.55%
Class F	0.56%	0.45%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

27

The Hartford Quality Bond Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, PhD, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Cory D. Perry, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Quality Bond Fund returned -1.84%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -2.05% for the same period. For the same period, Class A shares of the Fund also outperformed the -1.91% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the United States (US) against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign debt yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Donald Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

A number of developed central banks began to reduce monetary easing policies. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The Eurozone economy started to lose momentum as third quarter of 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates. Credit spreads widened amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs.

28

The Hartford Quality Bond Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Mortgage backed securities (MBS), as measured by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned -1.52% for the period, and they lagged duration-equivalent Treasuries. Heightened market volatility, driven by various macro risks (trade war, protectionism, geopolitics), acted as a drag on mortgage performance in the first quarter of 2018. October was also a particularly difficult month for credit risk sectors, including MBS, amid the widespread volatility across global financial markets. Expectations of policy changes from GNMA (Government National Mortgage Association), and de-regulation that would reduce the appeal of owning GNMA MBS, adversely affected their performance and they lagged conventionals (FNMA (Fannie Mae) and FHLMC (Federal Home Loan Mortgage Corporation)). However, higher coupon GNMAs performed better than lower coupons, supported by slowing prepayment expectations due to the ongoing campaign to prevent the churning of mortgage loans guaranteed by the U.S. Department of Veterans Affairs. Within conventionals, higher coupons lagged lower coupons due in part to their longer spread durations in an adverse market environment.

Over the trailing twelve-month period, the Fund’s allocations to credit risk transfer securities (CRT), Treasury Inflation-Protected Securities (TIPS), and Commercial Mortgage-Backed Securities (CMBS), specifically multifamily credit bonds, contributed positively to relative performance. The Fund’s duration positioning was also additive. The Fund strategically maintains a shorter duration than the Bloomberg Barclays U.S. Aggregate Bond Index, which benefited results as interest rates rose over the period. Allocations to consumer asset-backed securities (ABS), collateralized loan obligations (CLOs), and agency collateralized mortgage obligations (CMOs) also had a positive effect. In aggregate, the Fund’s pass-through positioning had little impact on relative performance.

During the period, the Fund used U.S. Treasury futures to manage the duration and yield curve posture. The Fund also used swaptions and interest-rate swaps to adjust the risk posture of the Fund during the period. Additionally, currency forwards were used to hedge the currency risk of high quality sovereign cash securities back to U.S. dollars during the period. Over the period, the use of U.S. Treasury futures, interest rate swaps, and currency forwards contributed positively to relative performance, while swaptions had limited impact.

What is the outlook?

We believe valuations in MBS are relatively fair as of the end of the period. Although nominal spreads are still near long-term lows, we believe mortgages have become more attractive as spreads relative to Treasuries are no longer as narrow as in 2017. Relatively tight MBS spreads are a reflection of steady economic growth, benign inflation, and historically low volatility. MBS are thus subject to downside risk to the extent that these conditions change. However, we would expect agency MBS to outperform higher-beta sectors on a relative basis in this scenario. Potential concerns about the future performance of higher-beta credit risk sectors may cause investors to de-risk and shift into higher-quality assets, which would be supportive for agency MBS.

The Fed’s agency MBS balance sheet reduction reached its $20 billion cap in October. Prepayments on its MBS portfolio are likely to fall below this figure later in 2018, which means that reinvestments would end at the current level of interest rates. We believe the mortgage market has largely priced in the Fed’s well-telegraphed balance sheet normalization process, though spreads may still widen a bit more to absorb the resulting net new supply. We would expect any further widening in spreads to continue to follow a very gradual course, offset by the benefit of MBS income.

We believe longer term, positive fundamentals are likely to keep MBS spreads toward the tight end of their long-term historical range. Our view is based on the favorable supply picture for MBS relative to U.S. Treasuries, lower leverage in the system, a more stable buyer-base of long-term investors who do not hedge, a constrained mortgage credit environment, and lower refinancing risk.

We have a constructive outlook on most non-agency residential mortgage backed securities (RMBS), given the strong performance of the U.S. housing market and the positive technical tailwinds. Spread tightening has moderated near-term return potential. Therefore, we expect the main source of return potential for RMBS will come from income. Securitizations in non-traditional sectors, such as non- and re-performing loans, re-securitizations, and non-qualified mortgages, are also attractive opportunities to provide financing on assets historically financed on bank balance sheets in our view.

We are constructive on the ABS sector based on what we consider to be strong consumer fundamentals, although our positive view is somewhat tempered by the lengthy age of the auto cycle. Within consumer ABS, we favor senior bonds of select subprime auto issuers. We remain confident in the subprime auto sector, but are more cautious in selecting lenders.

We favor CLOs on an absolute and relative basis due to attractive income, strong technicals, and solid, but moderating, credit fundamentals. We find senior bonds priced at attractive spreads relative to other high-quality fixed income sectors. Additionally, we are positive on select credit bonds that can withstand multiples of historical default cycles, but are cautious on credit bonds from reset deals and new issues where collateral quality has deteriorated.

Our longer-term CMBS outlook is constructive due to favorable commercial real estate and economic fundamentals. We believe areas of structural weakness exist (such as retail and oil-patch regions), which require judicious credit analysis and security selection. We favor select single-borrower credit, Freddie K credit (Freddie Mac K Certificates), and certain interest-only bonds.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk

29

The Hartford Quality Bond Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

and volatility. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	31.0%
U.S. Government Agencies	84.2
U.S. Government Securities	7.1

Total	122.3%

Short-Term Investments	3.6
Purchased Options	0.8
Other Assets & Liabilities	(26.7)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

30

The Hartford Short Duration Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	0.66%	1.44%	2.78%
Class A2	-1.35%	1.03%	2.58%
Class C1	-0.19%	0.66%	2.01%
Class C2	-1.17%	0.66%	2.01%
Class I1	0.85%	1.71%	3.05%
Class R3[1]	0.52%	1.16%	2.69%
Class R4[1]	0.66%	1.41%	2.89%
Class R5[1]	0.96%	1.76%	3.12%
Class Y1	0.97%	1.76%	3.13%
Class F1	1.02%	1.75%	3.07%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.34%	0.82%	1.66%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s

Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/26/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/26/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.89%	0.85%
Class C	1.60%	1.60%
Class I	0.57%	0.57%
Class R3	1.21%	1.15%
Class R4	0.91%	0.85%
Class R5	0.61%	0.55%
Class Y	0.50%	0.50%
Class F	0.49%	0.49%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

31

The Hartford Short Duration Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 0.66%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.34% for the same period. For the same period, Class A shares of the Fund underperformed the 0.73% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign debt yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Donald Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

A number of developed central banks began to reduce monetary easing policies. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The People’s Bank of China (PBOC) remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The Eurozone economy started to lose momentum as third quarter of 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates. Credit spreads widened amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Real and nominal U.S. Treasury yields rose over the past 12 months, particularly on the short-end of the yield curve, as the Federal Reserve raised interest rates, and positive economic data led to greater confidence for continued monetary tightening.

The Fund’s short duration posture was the primary driver of benchmark-relative outperformance as interest rates rose over the period. Allocations to asset-backed securities (ABS), non-agency Mortgage-Backed Securities (MBS), and commercial mortgage-backed securities (CMBS) all contributed positively to benchmark-relative outperformance over the period. In addition, the Fund’s positioning within investment grade credit, specifically in the Industrials sector, contributed positively to relative returns. However, the Fund’s positioning in investment grade credit within the Financial Institutions sector detracted modestly from relative returns. Exposure to high yield credit and bank loans also contributed positively to relative performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

32

The Hartford Short Duration Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

What is the outlook?

We expect a continuation of above-trend U.S. economic growth for the remainder of 2018 as labor market strength and fiscal stimulus outweigh the negative effects of trade tariffs; however, we believe growth is set to slow in 2019. Global growth momentum more broadly has been slowing. Escalating trade tensions and protectionism continue to pose risks to the outlook.

We expect the Fed to continue its gradual tightening path, though rising inflation could prolong the hiking cycle. With the U.S. economy growing above trend, and given continued strong employment data and inflation in line with its 2% target, we believe the Fed is likely to continue tightening through 2019. The Fed’s median forecast is for one more rate increase this year and three in 2019. As a result, the portfolio is positioned with a short duration bias.

As of the end of the period, the Fund maintained a pro-cyclical positioning in the corporate bond sector based on what we consider to be a positive U.S. economic growth trajectory, stable corporate fundamentals, and generally supportive technicals. However, we continue to monitor the increasing amounts of leverage used in deals (e.g. mergers and acquisitions), and potential volatility spikes as rates continue to rise. We are constructive on the ABS sector based on what we consider to be strong U.S. consumer fundamentals, although this positive view is somewhat tempered by the later stage of the credit cycle. Within the ABS sector, we favor auto, credit card, and equipment deals. Our longer-term CMBS outlook is constructive based on what we consider to be favorable commercial real estate and economic fundamentals. We believe areas of structural weakness exist, such as retail and oil-patch regions, requiring judicious credit analysis and security selection. We prefer to own senior tranches of short-dated CMBS. We are positive on bank loans due both to their diversification benefits, as well as their floating-rate nature, which has benefited from increased U.S. LIBOR rates.

At the end of the period, the Fund was positioned with a moderately pro-cyclical risk posture, favoring the credit and securitized sectors. Specifically, the Fund maintained exposure to bank loans and remained overweight investment grade corporate credit, favoring Financials. The Fund also maintained allocations to agency and non-agency MBS on continued strength in the housing market. We also continued to favor consumer ABS, higher quality collateralized loan obligations, as well as senior tranches of short-dated CMBS.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among specialist portfolio managers. There is no guarantee a fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Loans can be difficult to value and highly illiquid; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	17.9%
Corporate Bonds	55.4
Foreign Government Obligations	0.5
Municipal Bonds	0.8
Senior Floating Rate Interests	20.4
U.S. Government Agencies	4.3

Total	99.3%

Short-Term Investments	2.9
Other Assets & Liabilities	(2.2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

33

The Hartford Strategic Income Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-0.77%	3.19%	6.94%
Class A2	-5.24%	2.24%	6.44%
Class C1	-1.49%	2.41%	6.15%
Class C2	-2.43%	2.41%	6.15%
Class I1	-0.63%	3.42%	7.21%
Class R3[1]	-1.10%	2.83%	6.79%
Class R4[1]	-0.79%	3.16%	7.03%
Class R5[1]	-0.46%	3.49%	7.27%
Class R6[1]	-0.41%	3.57%	7.31%
Class Y1	-0.49%	3.55%	7.30%
Class F1	-0.41%	3.46%	7.23%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	3.94%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 4/2/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.05%	0.96%
Class C	1.76%	1.71%
Class I	0.76%	0.71%
Class R3	1.37%	1.26%
Class R4	1.07%	0.96%
Class R5	0.77%	0.66%
Class R6	0.66%	0.61%
Class Y	0.65%	0.61%
Class F	0.65%	0.61%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

34

The Hartford Strategic Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned -0.77%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -2.05% for the same period. During the period, Class A shares of the Fund underperformed the -0.52% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However, increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign debt yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Donald Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

A number of developed central banks began to reduce monetary easing policies. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The Eurozone economy started to lose momentum as third quarter of 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates. Credit spreads widened amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to

35

The Hartford Strategic Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

credit risk sectors, including high yield credit, emerging markets debt, and bank loans. The primary drivers of the Fund’s outperformance versus the benchmark over the period were out-of-benchmark allocations to the bank loan and high yield sectors. Allocations to non-agency residential mortgage backed securities (NA RMBS), agency mortgage backed securities (MBS), and commercial mortgage backed securities (CMBS) also benefited performance. The Fund’s allocation to emerging markets (EM) debt was the main detractor over the period, particularly external debt exposure, and to a lesser extent, local currency debt and EM corporate exposure. Global trade tensions and external debt sustainability concerns weighed on the sector.

The Fund maintained a structural allocation to developed market currencies, and the U.S. dollar outperformed most other currencies. Overall currency exposure detracted from relative performance.

The Fund’s underweight to investment grade corporate bonds detracted slightly from relative performance during the period. The Fund’s directional interest rate positioning contributed positively to performance and an allocation to Treasury inflation protected securities (TIPS) had a modestly positive impact on results. Derivative exposure to high yield credit default swap indices (CDX) contributed positively to relative performance.

Derivative exposure to currency forwards and investment grade corporate credit default swap indices helped relative returns.

What is the outlook?

We believe the U.S. economy will maintain positive growth and European growth prospects are improving. As a result, the Fund was positioned with a moderately pro-cyclical risk posture as of the end of the period. We expect the core consumer price index (CPI) to increase and have positioned the Fund for an increase in inflation expectations. We have positioned the Fund with an underweight to investment grade corporates and agency MBS in favor of higher yielding sectors such as high yield, contingent convertibles (CoCos), U.S. banks loans (largest allocation), and parts of the structured finance universe (non-agency RMBS and CMBS). We believe that emerging market real GDP growth is picking up and that inflation has peaked across a number of EM economies, thus we have increased EM hard-currency debt and corporate exposure in the Fund as of the end of the period. We maintained a small hedged position in local currency government bonds in the Fund as of the end of the period.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among specialist portfolio managers. There is no guarantee a fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Loans can be difficult to value and highly illiquid; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •The risk associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Convertible Preferred Stocks	0.1
Escrows	0.0 (2)
Warrants	0.0 (2)

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	13.8%
Corporate Bonds	19.1
Foreign Government Obligations	27.2
Municipal Bonds	1.6
Senior Floating Rate Interests	27.1
U.S. Government Agencies	3.2
U.S. Government Securities	5.9

Total	97.9%

Short-Term Investments	4.0
Purchased Options	0.1
Other Assets & Liabilities	(2.2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

36

The Hartford Total Return Bond Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-1.95%	1.93%	4.40%
Class A2	-6.37%	1.00%	3.92%
Class C1	-2.79%	1.18%	3.63%
Class C2	-3.74%	1.18%	3.63%
Class I1	-1.68%	2.21%	4.69%
Class R3[1]	-2.37%	1.61%	4.10%
Class R4[1]	-2.04%	1.94%	4.40%
Class R5[1]	-1.74%	2.24%	4.72%
Class R6[1]	-1.72%	2.31%	4.80%
Class Y1	-1.69%	2.33%	4.81%
Class F1	-1.59%	2.27%	4.73%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	3.94%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	0.85%	0.85%
Class C	1.62%	1.62%
Class I	0.63%	0.63%
Class R3	1.18%	1.18%
Class R4	0.87%	0.87%
Class R5	0.58%	0.58%
Class R6	0.46%	0.46%
Class Y	0.47%	0.47%
Class F	0.46%	0.46%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

37

The Hartford Total Return Bond Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned -1.95%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -2.05% for the same period. For the same period, Class A shares of the Fund underperformed the -1.91% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However, increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign debt yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Donald Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

Monetary policy developments among developed markets started pointing to a less accommodative stance. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The Eurozone economy started to lose momentum as third quarter of 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound (GBP) also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates. Credit spreads widened amid a pickup in equity-market volatility. There has also been less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a paucity of supply.

The primary driver of the Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index was an allocation to structured finance sectors, including: collateralized loan obligations (CLOs), non-agency residential mortgage backed securities (NA RMBS – particularly

38

The Hartford Total Return Bond Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

post-crisis “2.0” issuances), and commercial mortgage backed securities (CMBS). Investment grade credit positioning, particularly security selection within the Industrials sector, and the Fund’s allocation to treasury inflation-protected securities also contributed positively to relative performance. High yield and bank loan positioning was also additive to results, while European Financials contingent convertible securities (CoCos) detracted modestly to relative returns, negatively affected by political uncertainty in Europe. The Fund’s derivative hedges, implemented through credit default swap indices (CDX) also contributed positively. The Fund’s directional interest rate positioning, implemented partially through interest rate swaps and bond futures, detracted from performance as rates on the short-end of the yield curve rose over this period. Developed non-U.S. dollar duration trades, however, modestly contributed to performance. The Fund’s allocation to emerging markets debt detracted from relative performance during the period as global trade tensions and external debt sustainably concerns weighted on the sector.

What is the outlook?

During the period, we continued to position the Fund with a moderately pro-cyclical risk posture in credit markets, based on what we considered to be positive U.S. economic growth momentum and improving European growth prospects. As of the end of the period, we have started to implement interest rate positions around the benchmark now that monetary policy is less of a tailwind in our view. We are positioned for an increase in inflation expectations as we expect the core consumer price index (CPI) to increase. As of the end of the period, the Fund had a modest underweight positioning in investment grade corporates and we continued to favor financial issuers. Within securitized products, the Fund held an overweight to agency mortgage-backed passthroughs. We favored FNMA Delegated Underwriting and Servicing securities, and maintained the Fund’s out-of-benchmark allocation to collateralized mortgage obligations (CMOs) bonds as we believe that these securities have superior income and convexity profiles (i.e., the relationship of bond prices to changes in interest rates). As of the end of the period, the Fund maintained an out-of-benchmark allocation to select non-agency RMBS and high quality CLOs. The Fund also owned senior CMBS tranches with attractive collateral in our view. The Fund maintained an allocation to high yield supported by a strong economy and high profit margins. We also favored bank loans for their attractive risk/reward profile. We added to the Fund’s exposure to CoCos issued by large European banks following the Italian elections. The Fund also continued to hold select exposure to emerging markets debt in countries where we believe valuations are attractive.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among specialist portfolio managers. There is no guarantee a fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0	%(2)
Escrows	0.0	(2)
Preferred Stocks	0.0	(2)
Warrants	0.0	(2)

Total	0.0	%(2)

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	33.8%
Corporate Bonds	27.6
Foreign Government Obligations	2.3
Municipal Bonds	0.7
Senior Floating Rate Interests	2.5
U.S. Government Agencies	47.9
U.S. Government Securities	9.8

Total	124.6%

Short-Term Investments	3.3
Purchased Options	0.3
Other Assets & Liabilities	(28.2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

39

The Hartford World Bond Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Year	Since Inception[1]
Class A2	2.18%	1.68%	2.73%
Class A3	-2.41%	0.74%	2.10%
Class C2	1.44%	0.95%	1.99%
Class C3	0.44%	0.95%	1.99%
Class I2	2.45%	1.94%	3.00%
Class R3[2]	1.82%	1.35%	2.40%
Class R4[2]	2.09%	1.65%	2.71%
Class R5[2]	2.35%	1.97%	3.01%
Class R6[2]	2.58%	2.07%	3.11%
Class Y2	2.44%	2.04%	3.10%
Class F2	2.58%	1.98%	3.03%
FTSE World Government Bond Index	-2.09%	-0.21%	0.14%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	2.27%

[1]	Inception: 5/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

FTSE World Government Bond Index (formerly known as the Citigroup World Government Bond Index) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Effective July 31, 2018, the Fund added the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	1.04%	1.04%
Class C	1.76%	1.76%
Class I	0.78%	0.78%
Class R3	1.38%	1.38%
Class R4	1.08%	1.08%
Class R5	0.78%	0.78%
Class R6	0.66%	0.66%
Class Y	0.72%	0.72%
Class F	0.66%	0.66%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

40

The Hartford World Bond Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Martin Harvey, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 2.18%, before sales charge, for the twelve-month period ended October 31, 2018, outperforming the Fund’s benchmark, the FTSE World Government Bond Index, which returned -2.09% for the same period. Also, for the same period, the Class A shares of the Fund outperformed the -1.53% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign yield declines. Worries of a trade war between the U.S. and the eurozone eased after European Commission President Jean-Claude Juncker and President Trump agreed to work toward zero tariffs. After the U.S. threat to pullout of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

Monetary policy developments among developed markets signaled potential increases in interest rates in the aggregate. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The eurozone economy started to lose momentum as third quarter GDP fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of increases in bond yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound (GBP) also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (which is defined in this context as the investment return exceeding the return of a duration-equivalent U.S. Treasury), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates, as credit spreads widened amid a pickup in equity-market volatility, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Note that the Fund is managed to seek capital appreciation and, secondly, income. For the twelve-month period, interest rate positioning and credit positioning contributed positively to total returns, while currency positioning slightly detracted from absolute performance. Relative to the FTSE World Government Bond Index, the Fund’s lower duration interest rate positioning contributed positively, as sovereign yields across most markets moved higher. The Fund’s currency positioning also contributed positively relative to the FTSE World Government Bond Index, due to the Fund’s larger USD allocation versus the benchmark.

41

The Hartford World Bond Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Within currency, the Fund’s high USD exposure helped preserve capital, given the strong appreciation in the USD versus most of other currencies, however the Fund’s non-USD allocation to the Japanese yen detracted from total returns as U.S. dollar strength also extended versus perceived safe-haven currencies like the Japanese yen, supported by widening U.S.-Japan yield differentials. The Fund allocates to specialist managers, including managers who invest in currency strategies. Within these allocations, an underweight to the GBP contributed positively to absolute returns, as the lingering threat of a no-deal of the U.K.’s exit from the E.U. (Brexit) outcome prompted weakness in the currency. During the period, the Fund used currency forwards to implement some of its currency strategies. Over the period, the use of these derivatives detracted from absolute returns.

During the period, the Fund had a core allocation to developed sovereign debt. This core allocation was a positive contributor to total returns over the period as bond yields in commodity-linked countries (Canada, New Zealand, Australia and Norway) fell due to the escalating trade tensions. As part of our allocation to specialist portfolio managers, we allocate a portion of the Fund’s assets to our macro-based duration strategy (a research driven investment approach that focuses on fundamental and macroeconomic analysis) and quantitative country strategy (a systematic strategy that focuses on identifying misevaluation in developed market government yields). Within the macro-based duration strategy, the Fund’s underweight to U.S. duration in front and intermediate portions of the curve contributed positively to absolute performance over the period. Additionally, an overweight to New Zealand and Australia in these strategies also added to results. In the quantitative country strategy, a long Canada 10-year versus U.S., Germany, and U.K. 10-year positioning contributed positively to absolute performance early in the period as the market re-priced expectations for future rate increases by the Bank of Canada and also in the summer of 2018 following weaker economic data and continued NAFTA concerns. Against the FTSE World Government Bond Index, an underweight to Italian Government Bonds contributed positively to relative performance, as Italian bonds underperformed due to the rising concerns about the formation of a populist government in Italy. During the period, the macro-based duration and quantitative country strategies both used exchange-traded government bond futures to implement its trades. The use of these derivatives contributed positively to absolute performance during the period.

The Fund allocates to specialist managers who invest in credit strategies. Within these credit strategies, the out-of-benchmark opportunistic allocations to high yield, emerging market debt and securitized debt contributed positively to absolute and benchmark-relative returns. In addition to cash bonds, these strategies also used credit default swaps (index and single name), and interest rate swaps to implement its ideas. During the period, credit derivatives contributed positively to absolute performance.

What is the outlook?

We believe the global cycle has entered the late cycle stage with slowing growth, rising inflation, tighter central bank policy, and intensifying trade frictions. We think the biggest change from a macro perspective over the past few months has been the mix between monetary and fiscal stimulus. Global central banks have become net sellers of bonds for the first time since the global financial crisis, just as Europe and China have joined the U.S. in announcing plans to loosen fiscal policy. We believe the continuing combination of less QE (quantitative easing) by central banks and more sovereign issuance will remain a significant headwind for asset markets through 2019. We believe the private sector will need to absorb around U.S. $1.5 trillion of extra net sovereign bond issuance in 2019, displacing money that would have gone to other assets. We think that private sector activity could be affected, as a tightening in liquidity conditions will put upward pressure on borrowing costs. In general, we think this will present a challenging environment for sectors that have benefited from a long period of low interest rates. These include highly leveraged assets, emerging markets, and select equity sectors.

Looking forward, while U.S. growth is likely to remain above trend, many signs are pointing to a continued slowing in growth momentum in the coming quarters as tighter financial conditions begin to take hold. A continued erosion of Fed independence by President Trump could hit the dollar and U.S. assets as institutional confidence would be severely shaken. The important question for the dollar is whether growth in the rest of the world will follow U.S. growth momentum lower or whether these regions can show some signs of sequential relative improvement vis-a-vis the U.S. in the coming months/quarters. The answer to this question will largely determine whether a weakening U.S. dollar trend can establish itself.

We think that the policy easing measures put in place by China are a significant development, and will help to support Chinese and EM growth in the coming quarters relative to the market’s bearish expectations. In Europe, it is a concern to us that the activity indicators have not yet turned upward and Italy remains a risk to the region’s growth recovery prospects. However, the risks appear skewed to larger declines in the U.S. macro momentum story from current levels relative to Europe or other regions in the next 6 months. In summary, we believe we will likely see a relative growth momentum rotation away from the U.S. in the coming quarters. This will likely offer a window of opportunity to be underweight U.S. dollars versus a broad basket of currencies, as slower relative U.S. growth momentum will refocus the market’s attention on the bearish medium term story for the dollar.

Although political and trade policy uncertainty remains acute, we maintained a positive outlook for the credit cycle and expect further credit spread tightening once this uncertainty is resolved. This tightening we believe may result from sustained global economic growth that contributes to an improvement in credit fundamentals. While we expect corporate credit spreads to tighten in this environment, rising shareholder-friendly activity could be a headwind for specific issuers and industries. We believe credit spread dispersion may increase and companies deleveraging their balance sheets may outperform those companies leveraging theirs. We believe the primary risks to the Fund’s credit outlook are political – both in the U.S. and Europe – and monetary, if rising inflationary pressure leads to more aggressive central bank policy tightening.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among specialist portfolio managers. There is no guarantee a fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Obligations of U.S. Government agencies are supported by varying

42

The Hartford World Bond Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •The Fund may invest in a smaller number of issuers and focus on investments in particular geographic regions or countries, so it may be more exposed to risks and volatility than a more broadly diversified fund. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0	%(2)
Escrows	0.0	(2)
Preferred Stocks	0.0	(2)

Total	0.0	%(2)

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	5.7%
Convertible Bonds	0.1
Corporate Bonds	8.9
Foreign Government Obligations	60.2
Senior Floating Rate Interests	2.8
U.S. Government Agencies	0.8
U.S. Government Securities	12.0

Total	90.5%

Short-Term Investments	7.2
Purchased Options	0.1
Other Assets & Liabilities	2.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

43

Hartford Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2018 through October 31, 2018, except as indicated below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio
The Hartford Emerging Markets Local Debt Fund
Class A	$1,000.00	$882.00	$5.93	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$878.30	$9.47	$1,000.00	$1,015.12	$10.16	2.00%
Class I	$1,000.00	$883.00	$4.65	$1,000.00	$1,020.27	$4.99	0.98%
Class R3	$1,000.00	$880.70	$6.73	$1,000.00	$1,018.05	$7.22	1.42%
Class R4	$1,000.00	$880.00	$5.92	$1,000.00	$1,018.90	$6.36	1.25%
Class R5	$1,000.00	$881.90	$4.41	$1,000.00	$1,020.52	$4.74	0.93%
Class Y	$1,000.00	$882.60	$4.27	$1,000.00	$1,020.67	$4.58	0.90%
Class F	$1,000.00	$881.90	$4.27	$1,000.00	$1,020.67	$4.58	0.90%

The Hartford Floating Rate Fund
Class A	$1,000.00	$1,012.50	$5.02	$1,000.00	$1,020.22	$5.04	0.99%
Class C	$1,000.00	$1,009.90	$8.76	$1,000.00	$1,016.48	$8.79	1.73%
Class I	$1,000.00	$1,014.00	$3.55	$1,000.00	$1,021.68	$3.57	0.70%
Class R3	$1,000.00	$1,011.20	$6.34	$1,000.00	$1,018.90	$6.36	1.25%
Class R4	$1,000.00	$1,012.40	$5.07	$1,000.00	$1,020.16	$5.09	1.00%
Class R5	$1,000.00	$1,013.60	$3.91	$1,000.00	$1,021.32	$3.92	0.77%
Class Y	$1,000.00	$1,015.10	$3.61	$1,000.00	$1,021.63	$3.62	0.71%
Class F	$1,000.00	$1,015.40	$3.30	$1,000.00	$1,021.93	$3.31	0.65%

The Hartford Floating Rate High Income Fund
Class A	$1,000.00	$1,014.70	$5.33	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,010.90	$9.12	$1,000.00	$1,016.13	$9.15	1.80%
Class I	$1,000.00	$1,016.00	$4.07	$1,000.00	$1,021.17	$4.08	0.80%
Class R3	$1,000.00	$1,013.20	$6.85	$1,000.00	$1,018.40	$6.87	1.35%
Class R4	$1,000.00	$1,014.70	$5.33	$1,000.00	$1,019.91	$5.35	1.05%
Class R5	$1,000.00	$1,016.30	$3.81	$1,000.00	$1,021.43	$3.82	0.75%
Class Y	$1,000.00	$1,016.30	$3.81	$1,000.00	$1,021.43	$3.82	0.75%
Class F	$1,000.00	$1,015.30	$3.81	$1,000.00	$1,021.43	$3.82	0.75%

44

Hartford Fixed Income Funds

Expense Examples (Unaudited) – (continued)

	Actual Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018		Annualized expense ratio
The Hartford High Yield Fund
Class A	$1,000.00	$1,005.50	$5.31		$1,000.00	$1,019.91	$5.35		1.05%
Class C	$1,000.00	$1,000.30	$9.08		$1,000.00	$1,016.13	$9.15		1.80%
Class I	$1,000.00	$1,005.70	$3.79		$1,000.00	$1,021.43	$3.82		0.75%
Class R3	$1,000.00	$1,002.60	$6.81		$1,000.00	$1,018.40	$6.87		1.35%
Class R4	$1,000.00	$1,005.50	$5.31		$1,000.00	$1,019.91	$5.35		1.05%
Class R5	$1,000.00	$1,007.00	$3.79		$1,000.00	$1,021.43	$3.82		0.75%
Class Y	$1,000.00	$1,007.20	$3.54		$1,000.00	$1,021.68	$3.57		0.70%
Class F	$1,000.00	$1,006.00	$3.54		$1,000.00	$1,021.68	$3.57		0.70%

The Hartford Inflation Plus Fund
Class A	$1,000.00	$994.20	$4.27		$1,000.00	$1,020.92	$4.33		0.85%
Class C	$1,000.00	$991.00	$8.03		$1,000.00	$1,017.14	$8.13		1.60%
Class I	$1,000.00	$995.30	$3.02		$1,000.00	$1,022.18	$3.06		0.60%
Class R3	$1,000.00	$993.10	$6.03		$1,000.00	$1,019.16	$6.11		1.20%
Class R4	$1,000.00	$994.20	$4.52		$1,000.00	$1,020.67	$4.58		0.90%
Class R5	$1,000.00	$995.30	$3.02		$1,000.00	$1,022.18	$3.06		0.60%
Class Y	$1,000.00	$996.20	$2.77		$1,000.00	$1,022.43	$2.80		0.55%
Class F	$1,000.00	$995.30	$2.77		$1,000.00	$1,022.43	$2.80		0.55%

Hartford Municipal Income Fund
Class A	$1,000.00	$1,003.30	$3.28		$1,000.00	$1,021.93	$3.31		0.65%
Class C	$1,000.00	$1,003.10	$3.48		$1,000.00	$1,021.73	$3.52		0.69%
Class I	$1,000.00	$1,004.50	$2.07		$1,000.00	$1,023.14	$2.09		0.41%
Class F	$1,000.00	$1,003.60	$1.97		$1,000.00	$1,023.24	$1.99		0.39%

The Hartford Municipal Opportunities Fund
Class A	$1,000.00	$1,003.60	$3.48		$1,000.00	$1,021.73	$3.52		0.69%
Class C	$1,000.00	$999.80	$7.26		$1,000.00	$1,017.95	$7.32		1.44%
Class I	$1,000.00	$1,004.90	$2.22		$1,000.00	$1,022.99	$2.24		0.44%
Class Y(2)	$1,000.00	$995.40	$1.84	(3)	$1,000.00	$1,022.99	$2.24	(1)	0.44%
Class F	$1,000.00	$1,005.10	$1.97		$1,000.00	$1,023.24	$1.99		0.39%

Hartford Municipal Short Duration Fund
Class A	$1,000.00	$1,006.10	$3.08		$1,000.00	$1,022.13	$3.11		0.61%
Class C	$1,000.00	$1,004.50	$3.69		$1,000.00	$1,021.53	$3.72		0.73%
Class I	$1,000.00	$1,006.10	$2.07		$1,000.00	$1,023.14	$2.09		0.41%
Class F	$1,000.00	$1,007.20	$1.97		$1,000.00	$1,023.24	$1.99		0.39%

The Hartford Quality Bond Fund
Class A	$1,000.00	$994.70	$4.12		$1,000.00	$1,021.07	$4.18		0.82%
Class C	$1,000.00	$990.60	$8.03		$1,000.00	$1,017.14	$8.13		1.60%
Class I	$1,000.00	$998.30	$2.42		$1,000.00	$1,022.79	$2.45		0.48%
Class R3	$1,000.00	$992.90	$5.83		$1,000.00	$1,019.36	$5.90		1.16%
Class R4	$1,000.00	$996.60	$3.32		$1,000.00	$1,021.88	$3.36		0.66%
Class R5	$1,000.00	$997.10	$2.92		$1,000.00	$1,022.28	$2.96		0.58%
Class Y	$1,000.00	$997.10	$3.02		$1,000.00	$1,022.18	$3.06		0.60%
Class F	$1,000.00	$996.60	$2.21		$1,000.00	$1,022.99	$2.24		0.44%

The Hartford Short Duration Fund
Class A	$1,000.00	$1,008.50	$4.30		$1,000.00	$1,020.92	$4.33		0.85%
Class C	$1,000.00	$1,004.70	$8.08		$1,000.00	$1,017.14	$8.13		1.60%
Class I	$1,000.00	$1,010.00	$2.84		$1,000.00	$1,022.38	$2.85		0.56%
Class R3	$1,000.00	$1,007.80	$4.91		$1,000.00	$1,020.32	$4.94		0.97%
Class R4	$1,000.00	$1,008.50	$4.30		$1,000.00	$1,020.92	$4.33		0.85%
Class R5	$1,000.00	$1,010.00	$2.79		$1,000.00	$1,022.43	$2.80		0.55%
Class Y	$1,000.00	$1,010.00	$2.84		$1,000.00	$1,022.38	$2.85		0.56%
Class F	$1,000.00	$1,010.30	$2.48		$1,000.00	$1,022.74	$2.50		0.49%

45

Hartford Fixed Income Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio
The Hartford Strategic Income Fund
Class A	$1,000.00	$990.10	$4.77	$1,000.00	$1,020.42	$4.84	0.95%
Class C	$1,000.00	$986.90	$8.51	$1,000.00	$1,016.64	$8.64	1.70%
Class I	$1,000.00	$990.30	$3.51	$1,000.00	$1,021.68	$3.57	0.70%
Class R3	$1,000.00	$988.50	$6.27	$1,000.00	$1,018.90	$6.36	1.25%
Class R4	$1,000.00	$990.10	$4.77	$1,000.00	$1,020.42	$4.84	0.95%
Class R5	$1,000.00	$991.70	$3.26	$1,000.00	$1,021.93	$3.31	0.65%
Class R6	$1,000.00	$991.90	$3.01	$1,000.00	$1,022.18	$3.06	0.60%
Class Y	$1,000.00	$990.80	$3.01	$1,000.00	$1,022.18	$3.06	0.60%
Class F	$1,000.00	$992.00	$3.01	$1,000.00	$1,022.18	$3.06	0.60%

The Hartford Total Return Bond Fund
Class A	$1,000.00	$996.30	$4.08	$1,000.00	$1,021.12	$4.13	0.81%
Class C	$1,000.00	$991.70	$7.88	$1,000.00	$1,017.29	$7.98	1.57%
Class I	$1,000.00	$997.00	$2.52	$1,000.00	$1,022.69	$2.55	0.50%
Class R3	$1,000.00	$994.10	$5.78	$1,000.00	$1,019.41	$5.85	1.15%
Class R4	$1,000.00	$995.50	$4.28	$1,000.00	$1,020.92	$4.33	0.85%
Class R5	$1,000.00	$996.90	$2.82	$1,000.00	$1,022.38	$2.85	0.56%
Class R6	$1,000.00	$996.50	$2.21	$1,000.00	$1,022.99	$2.24	0.44%
Class Y	$1,000.00	$997.30	$2.37	$1,000.00	$1,022.84	$2.40	0.47%
Class F	$1,000.00	$998.20	$2.17	$1,000.00	$1,023.04	$2.19	0.43%

The Hartford World Bond Fund
Class A	$1,000.00	$1,015.00	$5.28	$1,000.00	$1,019.96	$5.30	1.04%
Class C	$1,000.00	$1,011.50	$8.92	$1,000.00	$1,016.33	$8.94	1.76%
Class I	$1,000.00	$1,015.70	$3.81	$1,000.00	$1,021.43	$3.82	0.75%
Class R3	$1,000.00	$1,012.30	$6.95	$1,000.00	$1,018.30	$6.97	1.37%
Class R4	$1,000.00	$1,014.10	$5.43	$1,000.00	$1,019.81	$5.45	1.07%
Class R5	$1,000.00	$1,015.60	$3.96	$1,000.00	$1,021.27	$3.97	0.78%
Class R6	$1,000.00	$1,016.80	$3.41	$1,000.00	$1,021.83	$3.41	0.67%
Class Y	$1,000.00	$1,015.50	$3.66	$1,000.00	$1,021.58	$3.67	0.72%
Class F	$1,000.00	$1,016.80	$3.36	$1,000.00	$1,021.88	$3.36	0.66%

(1)

Please note that while Class Y shares commenced operations on May 31, 2018 for The Hartford Municipal Opportunities Fund, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2018 to October 31, 2018.

(2)	Inception date of Class Y shares was May 31, 2018.
(3)	Expenses paid during the period May 31, 2018 through October 31, 2018.

46

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.7%
		Argentina - 0.9%
	$125,000	Cia Latinoamericana de Infraestructura & Servicios S.A. 9.50%, 07/20/2023(1)	$78,691
	275,000	Genneia S.A. 8.75%, 01/20/2022(2)	255,753
	50,000	IRSA Propiedades Comerciales S.A. 8.75%, 03/23/2023(1)	49,938
	325,000	Rio Energy S.A. 6.88%, 02/01/2025(2)	255,937
	250,000	Transportadora de Gas del Sur S.A. 6.75%, 05/02/2025(1)	234,378
		YPF S.A.
	265,000	8.50%, 03/23/2021(2)	267,517
	300,000	8.75%, 04/04/2024(1)	295,500

			1,437,714

		Austria - 0.4%
	200,000	JBS Investments II GmbH 7.00%, 01/15/2026(1)	197,500
	405,000	Suzano Austria GmbH 6.00%, 01/15/2029(1)	412,594

			610,094

		Azerbaijan - 0.6%
	600,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(1)	643,607
	260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(2)	275,720

			919,327

		Bermuda - 0.2%
	275,000	Ooredoo International Finance Ltd. 3.25%, 02/21/2023(2)	263,236

		Brazil - 0.8%
		Banco do Brasil S.A.
	250,000	4.88%, 04/19/2023(1)	244,550
	270,000	5.88%, 01/26/2022(2)	274,050
		Globo Comunicacao e Participacoes S.A.
	200,000	5.13%, 03/31/2027(1)	185,502
	400,000	5.13%, 03/31/2027(2)	371,004
	255,000	Itau Unibanco Holding S.A. 5 year CMT Swap + 3.981%, 6.13%, 12/12/2022(1)(3)(4)	245,119

			1,320,225

		British Virgin Islands - 1.8%
	470,000	HLP Finance Ltd. 4.75%, 06/25/2022(2)	478,544
	550,000	Huarong Finance 2017 Co., Ltd. 5 year CMT + 7.773%, 4.50%, 01/24/2022(2)(3)(4)	511,483
	325,000	Sinopec Group Overseas Development Ltd. 3.25%, 09/13/2027(1)	295,999
	615,000	SmarTone Finance Ltd. 3.88%, 04/08/2023(2)	600,430
	442,350	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(1)	397,439
	240,000	State Grid Overseas Investment Ltd. 3.50%, 05/04/2027(1)	224,826
		Yingde Gases Investment Ltd.
	200,000	6.25%, 01/19/2023(1)	186,880
	200,000	6.25%, 01/19/2023(2)	186,880

			2,882,481

		British Virgin Islands - 0.1%
	120,000	Arcos Dorados Holdings, Inc. 5.88%, 04/04/2027(1)	109,200

		Canada - 0.1%
	200,000	Frontera Energy Corp. 9.70%, 06/25/2023(1)	211,600

		Cayman Islands - 3.4%
	970,000	ADCB Finance Cayman Ltd. 4.00%, 03/29/2023(1)	953,529
	400,000	Alpha Star Holding Ltd. 6.25%, 04/20/2022(2)	376,864
HKD	2,000,000	China Evergrande Group 4.25%, 02/14/2023(2)	214,959
	$266,000	CK Hutchison International 17 Ltd. 3.50%, 04/05/2027(1)	251,385
	245,000	Comcel Trust via Comunicaciones Celulares S.A. 6.88%, 02/06/2024(2)	250,604

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.7% - (continued)
		Cayman Islands - 3.4% - (continued)
	$405,000	CSN Islands XI Corp. 6.88%, 09/21/2019(2)	$403,481
	790,000	ICD Funding Ltd. 4.63%, 05/21/2024(2)	782,100
	300,000	KWG Property Holding Ltd. 8.98%, 01/14/2019(2)	301,480
	200,000	Ooredoo Tamweel Ltd. 3.04%, 12/03/2018(2)	199,940
	200,000	Semiconductor Manufacturing International Corp. 4.13%, 10/07/2019(2)	199,545
		Shimao Property Holdings Ltd.
	200,000	4.75%, 07/03/2022(2)	177,491
	500,000	5.20%, 01/30/2025(2)	421,664
	575,000	SPARC EM SPC Panama Metro Line 2 SP 0.00%, 12/05/2022(2)(5)	519,662
	250,000	Vale Overseas Ltd. 8.25%, 01/17/2034	306,563
	200,000	Yuzhou Properties Co., Ltd. 6.00%, 10/25/2023(2)	166,956

			5,526,223

		Chile - 0.7%
	400,000	Corp. Nacional del Cobre de Chile 5.63%, 09/21/2035(1)	423,948
	334,775	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(2)	326,054
	450,000	Empresa Nacional del Petroleo 5.25%, 11/06/2029	448,875

			1,198,877

		China - 0.3%
		Industrial & Commercial Bank of China Ltd.
	225,000	4.88%, 09/21/2025(1)	226,091
	200,000	4.88%, 09/21/2025(2)	200,969

			427,060

		Colombia - 0.7%
		Banco de Bogota S.A.
	200,000	6.25%, 05/12/2026(1)	203,000
	200,000	6.25%, 05/12/2026(2)	203,000
		Ecopetrol S.A.
	250,000	5.38%, 06/26/2026	252,425
	195,000	5.88%, 09/18/2023	203,873
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(1)	74,027
	$225,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(1)(6)	226,147

			1,162,472

		Dominican Republic - 0.1%
	200,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(1)	199,500

		Free of Tax - 0.3%
ZAR	31,030,000	European Investment Bank 0.00%, 10/18/2032(5)	557,394

		Hong Kong - 0.5%
	$275,000	CMB Wing Lung Bank Ltd. 5 year CMT + 1.750%, 3.75%, 11/22/2027(2)(4)	260,392
	200,000	ICBIL Finance Co., Ltd. 3.00%, 04/05/2020(2)	197,673
	300,000	Nanyang Commercial Bank, Ltd. 5 year USD CMT + 3.205%, 5.00%, 06/02/2022(2)(3)(4)	276,513

			734,578

		India - 1.1%
	425,000	ICICI Bank Ltd. 3.80%, 12/14/2027(1)	380,621
	230,000	Indian Oil Corp. Ltd. 5.75%, 08/01/2023(2)	239,273
	240,000	JSW Steel Ltd. 5.25%, 04/13/2022(2)	232,500
	230,000	NTPC Ltd. 4.38%, 11/26/2024(2)	223,941
	200,000	Power Finance Corp. Ltd. 3.75%, 12/06/2027(2)	172,557
		Reliance Industries Ltd.
	400,000	3.67%, 11/30/2027(1)	359,311
	275,000	4.88%, 02/10/2045(1)	253,687

			1,861,890

The accompanying notes are an integral part of these financial statements.

47

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.7% - (continued)
		Indonesia - 0.4%
IDR	2,620,000,000	Jasa Marga Persero Tbk PT 7.50%, 12/11/2020(1)	$163,723
		Perusahaan Listrik Negara PT
	$200,000	5.45%, 05/21/2028(1)	197,883
	215,000	6.15%, 05/21/2048(1)	209,194
IDR	2,040,000,000	Wijaya Karya Persero Tbk PT 7.70%, 01/31/2021(1)	123,802

			694,602

		Ireland - 0.5%
		Eurotorg LLC Via Bonitron DAC
	$200,000	8.75%, 10/30/2022(1)	201,161
	200,000	8.75%, 10/30/2022(2)	201,161
GBP	225,000	Russian Railways Via RZD Capital plc 7.49%, 03/25/2031(2)	336,440

			738,762

		Israel - 0.4%
	$525,000	Israel Chemicals Ltd. 6.38%, 05/31/2038(1)(2)	520,853
	200,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(2)	189,508

			710,361

		Jersey - 0.2%
	400,000	West China Cement Ltd. 6.50%, 09/11/2019(2)	401,888

		Luxembourg - 1.4%
	200,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	192,502
	300,000	Atento Luxco S.A. 6.13%, 08/10/2022(1)	294,000
ZAR	475,000	European Investment Bank 0.00%, 12/31/2018(5)	31,815
	$325,000	Kernel Holding S.A. 8.75%, 01/31/2022(1)	326,557
		Millicom International Cellular S.A.
	200,000	5.13%, 01/15/2028(1)	181,700
	200,000	6.63%, 10/15/2026(1)	202,000
	250,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(2)	230,938
	255,000	Rede D’or Finance S.a.r.l 4.95%, 01/17/2028(1)	225,486
		Rumo Luxembourg S.a.r.l.
	200,000	5.88%, 01/18/2025(1)	190,252
	352,000	7.38%, 02/09/2024(1)	364,320

			2,239,570

		Mauritius - 0.2%
	200,000	Azure Power Energy Ltd. 5.50%, 11/03/2022(2)	187,720
	200,000	MTN Mauritius Investment Ltd. 5.37%, 02/13/2022(1)	192,080

			379,800

		Mexico - 0.9%
	250,000	America Movil S.A.B. de C.V. 5.00%, 03/30/2020	255,026
	265,000	Banco Inbursa S.A. Institucion de Banca Multiple 4.38%, 04/11/2027(1)	240,620
	235,000	BBVA Bancomer S.A. 1 year USD CMT + 2.650%, 5.13%, 01/18/2033(1)(4)	207,331
		Grupo Bimbo S.A.B. de C.V.
	200,000	3.88%, 06/27/2024	195,152
	200,000	4.70%, 11/10/2047(1)	175,450
	60,000	Petroleos Mexicanos 6.50%, 01/23/2029(1)	57,420
EUR	125,000	Sigma Alimentos S.A. de C.V. 2.63%, 02/07/2024(1)	145,658
	$200,000	Trust F 5.25%, 01/30/2026(1)	195,802

			1,472,459

		Morocco - 0.2%
	275,000	OCP S.A. 4.50%, 10/22/2025(2)	259,875

		Netherlands - 2.3%
	270,000	Equate Petrochemical B.V. 3.00%, 03/03/2022(2)	258,336

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.7% - (continued)
	Netherlands - 2.3% - (continued)
$250,000	First Bank of Nigeria Ltd. Via FBN Finance Co. B.V. USSW2 + 6.488%, 8.00%, 07/23/2021(2)(4)	$249,375
	Greenko Dutch B.V.
200,000	5.25%, 07/24/2024(1)	180,880
250,000	5.25%, 07/24/2024(2)	226,100
240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(2)	246,716
200,000	IHS Netherlands Holdco B.V. 9.50%, 10/27/2021(1)	201,257
200,000	MDC-GMTN B.V. 4.50%, 11/07/2028	199,172
460,000	Metinvest B.V. 7.75%, 04/23/2023(1)	441,600
260,000	Minejesa Capital B.V. 4.63%, 08/10/2030(2)	228,784
330,000	Myriad International Holdings B.V. 5.50%, 07/21/2025(2)	336,450
395,000	Nostrum Oil & Gas Finance B.V. 7.00%, 02/16/2025(1)	317,975
	Petrobras Global Finance B.V.
225,000	5.75%, 02/01/2029	207,641
90,000	7.38%, 01/17/2027	93,272
500,000	Teva Pharmaceutical Finance Netherlands B.V. 6.75%, 03/01/2028(7)	511,234

		3,698,792

	Nigeria - 0.3%
300,000	Access Bank plc 10.50%, 10/19/2021(1)	319,320
200,000	Zenith Bank plc 7.38%, 05/30/2022(1)	202,346

		521,666

	Peru - 0.7%
295,000	Cerro del Aguila S.A. 4.13%, 08/16/2027(1)	269,190
210,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.38%, 06/01/2028(1)	213,045
445,000	Peru LNG Srl 5.38%, 03/22/2030(1)	440,105
270,000	SAN Miguel Industrias Pet S.A. 4.50%, 09/18/2022(1)	257,850

		1,180,190

	Philippines - 0.1%
240,000	SM Investments Corp. 4.88%, 06/10/2024(2)	240,008

	Singapore - 1.1%
470,000	BOC Aviation Ltd. 3.88%, 04/27/2026(1)	446,864
265,000	Indika Energy Capital II Pte Ltd. 6.88%, 04/10/2022(1)	260,825
	STATS ChipPAC Pte Ltd.
260,000	8.50%, 11/24/2020(1)	267,930
200,000	8.50%, 11/24/2020(2)	206,100
	United Overseas Bank Ltd.
275,000	5 year USD Swap + 1.654%, 2.88%, 03/08/2027(2)(4)	264,113
390,000	5 year USD Swap + 1.995%, 3.75%, 09/19/2024(2)(4)	390,058

		1,835,890

	South Africa - 0.3%
	Eskom Holdings SOC Ltd.
250,000	5.75%, 01/26/2021(2)	239,375
225,000	6.75%, 08/06/2023(2)	210,375

		449,750

	South Korea - 0.6%
250,000	GS Caltex Corp. 3.00%, 06/12/2022(1)	241,153
325,000	Shinhan Bank Co., Ltd. 3.75%, 09/20/2027(1)	298,119
520,000	Woori Bank Subordinated 5.13%, 08/06/2028(1)	517,801

		1,057,073

	Thailand - 0.5%
	Bangkok Bank PCL
265,000	4.05%, 03/19/2024(1)	263,788
265,000	4.45%, 09/19/2028(1)	264,401
225,000	Krung Thai Bank PCL 5 year USD CMT + 3.535%, 5.20%, 12/26/2024(2)(4)	226,871

		755,060

The accompanying notes are an integral part of these financial statements.

48

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.7% - (continued)
		Turkey - 0.6%
	$300,000	Turkcell Iletisim Hizmetleri A.S. 5.80%, 04/11/2028(2)	$259,404
	325,000	Turkiye Sinai Kalkinma Bankasi AS 5.50%, 01/16/2023(2)	267,865
	310,000	Turkiye Vakiflar Bankasi TAO 5.75%, 01/30/2023(1)	267,070
	300,000	Yapi ve Kredi Bankasi AS 6.10%, 03/16/2023(2)	261,742

			1,056,081

		United Arab Emirates - 2.3%
	535,000	Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/2047(2)	505,810
		Abu Dhabi National Energy Co. PJSC
	380,000	4.88%, 04/23/2030(1)	377,082
	200,000	6.50%, 10/27/2036(1)	237,392
		Acwa Power Management And Investments One Ltd.
	255,000	5.95%, 12/15/2039(1)	240,945
	260,000	5.95%, 12/15/2039(2)	245,669
	420,000	Emirates SembCorp Water and Power Co. PJSC 4.45%, 08/01/2035(1)	395,199
	825,000	NBK SPC Ltd. 2.75%, 05/30/2022(2)	791,167
		Oztel Holdings SPC Ltd.
	200,000	5.63%, 10/24/2023(1)	199,700
	250,000	6.63%, 04/24/2028(1)	244,950
	535,000	6.63%, 04/24/2028(2)	524,193

			3,762,107

		United Kingdom - 0.3%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(5)	31,425
	$270,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	275,366
	255,000	Tullow Oil plc 7.00%, 03/01/2025(1)	249,925

			556,716

		United States - 0.4%
	275,000	CNOOC Finance USA LLC 3.50%, 05/05/2025	261,659
		SASOL Financing USA LLC
	200,000	5.88%, 03/27/2024	201,476
	200,000	6.50%, 09/27/2028	202,417

			665,552

		Total Corporate Bonds (cost $43,729,395)	$42,098,073

FOREIGN GOVERNMENT OBLIGATIONS - 66.5%
		Angola - 0.1%
	200,000	Angolan Government International Bond 9.38%, 05/08/2048(1)	$201,016

		Argentina - 2.1%
ARS	1,471,568	Argentina Bonos Adjusted Certificate 4.00%, 03/06/2020(8)	49,620
	6,525,000	Argentina Treasury Bill 0.00%, 04/30/2020(5)	178,577
		Argentine Bonos del Tesoro
	5,840,763	15.50%, 10/17/2026	132,359
	8,645,000	16.00%, 10/17/2023	206,693
	8,610,000	18.20%, 10/03/2021	195,545
		Argentine Republic Government International Bond
	$35,000	5.88%, 01/11/2028	26,950
	150,000	6.88%, 01/26/2027	124,875
	200,000	6.88%, 01/11/2048	146,500
	925,000	7.63%, 04/22/2046	723,812
	270,000	Autonomous City of Buenos Aires Argentina 8.95%, 02/19/2021(2)	272,214
	245,000	Bonos De La Nacion Argentina En Moneda Dua 4.50%, 02/13/2020	232,138

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.5% - (continued)
		Argentina - 2.1% - (continued)
ARS	3,970,000	City of Buenos Aires Argentina BADLAR + 3.250%, 53.94%, 03/29/2024(4)	$99,171
		Provincia de Buenos Aires
	$525,000	5.75%, 06/15/2019(2)	521,693
	150,000	9.13%, 03/16/2024(1)	133,877
		Provincia de Cordoba
	300,000	7.13%, 06/10/2021(2)	277,500
	185,000	7.13%, 08/01/2027	141,249

			3,462,773

		Bahrain - 0.1%
	155,000	Bahrain Government International Bond 5.50%, 03/31/2020(2)	154,397

		Brazil - 7.4%
		Banco Nacional de Desenvolvimento Economico e Social
EUR	100,000	3.63%, 01/21/2019(2)	113,896
	$275,000	4.00%, 04/14/2019(2)	275,575
BRL	5,720,000	Brazil Letras do Tesouro Nacional 0.00%, 01/01/2022(5)	1,176,348
		Brazil Notas do Tesouro Nacional
	21,949,000	10.00%, 01/01/2021	6,102,574
	9,002,000	10.00%, 01/01/2023	2,482,838
	2,062,000	10.00%, 01/01/2025	563,054
	4,209,000	10.00%, 01/01/2027	1,132,274
	585,000	10.00%, 01/01/2029	155,794

			12,002,353

		Chile - 2.3%
		Bonos de la Tesoreria de la Republica en pesos
CLP	595,000,000	4.50%, 03/01/2026	853,790
	1,385,000,000	4.70%, 09/01/2030(1)(2)	1,974,538
	600,000,000	5.00%, 03/01/2035	863,909

			3,692,237

		Colombia - 4.6%
	$200,000	Colombia Government International Bond 5.00%, 06/15/2045	189,302
		Colombian TES
COP	3,574,877,625	4.75%, 02/23/2023(8)	1,198,912
	35,400,000	6.00%, 04/28/2028	10,116
	3,958,700,000	7.00%, 05/04/2022	1,270,751
	2,202,700,000	7.00%, 06/30/2032	652,797
	7,435,600,000	7.50%, 08/26/2026	2,380,665
	1,732,700,000	7.75%, 09/18/2030	554,325
	3,381,500,000	10.00%, 07/24/2024	1,222,761

			7,479,629

		Croatia - 0.2%
EUR	225,000	Croatia Government International Bond 2.75%, 01/27/2030(2)	253,112

		Czech Republic - 1.3%
		Czech Republic Government Bond
CZK	10,250,000	0.25%, 02/10/2027	385,857
	24,000,000	1.00%, 06/26/2026(2)	966,200
	10,820,000	2.50%, 08/25/2028(2)	487,055
	5,510,000	2.75%, 07/23/2029	252,263

			2,091,375

		Dominican Republic - 0.1%
DOP	8,450,000	Dominican Republic International Bond 8.90%, 02/15/2023(1)	167,918

		Egypt - 0.2%
		Egypt Government International Bond
	$200,000	5.58%, 02/21/2023(1)	190,876
	200,000	6.59%, 02/21/2028(1)	183,174

			374,050

The accompanying notes are an integral part of these financial statements.

49

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.5% - (continued)
		Ghana - 0.7%
		Ghana Government Bond
GHS	1,715,000	18.25%, 07/25/2022	$343,645
	180,000	21.00%, 03/23/2020	38,338
	2,775,000	21.50%, 03/09/2020	593,927
	185,000	24.00%, 11/23/2020	41,446
	100,000	24.50%, 06/21/2021	22,882
	140,000	24.75%, 07/19/2021	32,195
	210,000	Ghana Treasury Note 21.00%, 01/07/2019	43,624

			1,116,057

		Hungary - 4.0%
		Hungary Government Bond
HUF	184,010,000	1.75%, 10/26/2022	630,187
	62,610,000	2.50%, 10/27/2021	223,467
	674,530,000	2.75%, 12/22/2026	2,235,400
	200,480,000	3.00%, 06/26/2024	703,110
	165,290,000	3.00%, 10/27/2027	551,687
	130,950,000	6.00%, 11/24/2023	532,615
	145,490,000	7.00%, 06/24/2022	593,464
	255,590,000	7.50%, 11/12/2020	1,008,999

			6,478,929

		Indonesia - 5.2%
		Indonesia Treasury Bond
IDR	9,545,000,000	5.63%, 05/15/2023	563,188
	13,323,000,000	6.13%, 05/15/2028	736,150
	11,239,000,000	6.63%, 05/15/2033	609,172
	13,717,000,000	7.50%, 08/15/2032	801,681
	9,521,000,000	7.50%, 05/15/2038	538,599
	12,439,000,000	8.25%, 05/15/2029	795,687
	9,750,000,000	8.25%, 06/15/2032	608,506
	9,079,000,000	8.25%, 05/15/2036	558,983
	4,314,000,000	8.38%, 03/15/2024	280,931
	9,291,000,000	8.38%, 09/15/2026	602,133
	9,652,000,000	8.38%, 03/15/2034	605,691
	13,389,000,000	8.75%, 05/15/2031	875,769
	4,545,000,000	8.75%, 02/15/2044	279,442
	9,755,000,000	9.00%, 03/15/2029	654,663

			8,510,595

		Ivory Coast - 0.1%
EUR	210,000	Ivory Coast Government International Bond 5.25%, 03/22/2030(1)	217,510

		Kazakhstan - 0.2%
	$275,000	KazAgro National Management Holding JSC 4.63%, 05/24/2023(2)	271,384

		Malaysia - 2.0%
		Malaysia Government Bond
MYR	10,250,000	3.65%, 10/31/2019	2,454,594
	1,570,000	3.76%, 04/20/2023	374,226
	1,080,000	3.90%, 11/16/2027	252,109
	580,000	4.76%, 04/07/2037	137,156

			3,218,085

		Mexico - 8.7%
		Mexican Bonos
MXN	18,372,700	5.75%, 03/05/2026	756,452
	116,619,900	6.50%, 06/09/2022	5,359,868
	59,672,300	7.50%, 06/03/2027	2,702,890
	15,487,900	7.75%, 05/29/2031	694,991
	14,210,000	7.75%, 11/23/2034	627,435
	41,972,500	8.00%, 12/07/2023	2,008,345
	4,819,600	8.00%, 11/07/2047	212,830
	21,029,000	8.50%, 05/31/2029	1,007,026
	5,810,100	8.50%, 11/18/2038	273,071
	11,962,200	10.00%, 12/05/2024	623,943
	134,281	Mexican Udibonos 4.50%, 12/04/2025(8)	6,724

			14,273,575

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.5% - (continued)
		Mongolia - 0.2%
	$375,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/2020(2)	$393,031

		Netherlands - 0.1%
	231,250	Republic of Angola Via Northern Lights III B.V. 7.00%, 08/17/2019(2)	232,103

		Pakistan - 0.2%
	275,000	Pakistan Government International Bond 7.25%, 04/15/2019(2)	275,209

		Papua New Guinea - 0.1%
	230,000	Papua New Guinea Government International Bond 8.38%, 10/04/2028(1)	227,988

		Poland - 1.6%
		Republic of Poland Government Bond
PLN	525,000	1.75%, 07/25/2021	136,711
	300,000	2.00%, 04/25/2021	78,644
	55,000	2.50%, 07/25/2027	13,646
	2,975,000	3.25%, 07/25/2025	792,139
	5,700,000	5.75%, 10/25/2021	1,652,000

			2,673,140

		Qatar - 0.7%
		Qatar Government International Bond
	$200,000	2.38%, 06/02/2021(2)	193,920
	290,000	5.10%, 04/23/2048(1)	294,350
	705,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(2)	720,122

			1,208,392

		Romania - 1.9%
		Romania Government Bond
RON	3,300,000	3.25%, 04/29/2024	737,539
	2,740,000	3.40%, 03/08/2022	636,164
	1,325,000	4.75%, 02/24/2025	318,378
	2,430,000	5.80%, 07/26/2027	622,307
	3,190,000	5.85%, 04/26/2023	808,912

			3,123,300

		Russia - 4.4%
		Russian Federal Bond - OFZ
RUB	47,695,000	6.50%, 11/24/2021	703,040
	21,190,000	6.50%, 02/28/2024	296,376
	12,430,000	6.90%, 05/23/2029	167,938
	26,525,000	7.05%, 01/19/2028	367,781
	40,730,000	7.10%, 10/16/2024	582,331
	15,125,000	7.25%, 05/10/2034	205,272
	86,770,000	7.70%, 03/23/2033	1,233,587
	195,415,000	7.75%, 09/16/2026	2,852,208
	35,145,000	8.50%, 09/17/2031	533,542
	$200,000	Russian Foreign Bond - Eurobond 5.25%, 06/23/2047(2)	185,120

			7,127,195

		Saudi Arabia - 0.3%
		Saudi Government International Bond
	200,000	2.88%, 03/04/2023(1)	190,040
	355,000	4.00%, 04/17/2025(2)	348,584

			538,624

		Senegal - 0.2%
	275,000	Senegal Government International Bond 6.25%, 07/30/2024(2)	268,147

		South Africa - 4.6%
		Republic of South Africa Government Bond
ZAR	27,100,000	6.50%, 02/28/2041	1,236,543
	10,375,000	7.00%, 02/28/2031	558,650
	18,600,000	7.25%, 01/15/2020	1,269,503
	14,470,000	8.25%, 03/31/2032	853,067
	11,675,000	8.50%, 01/31/2037	681,561

The accompanying notes are an integral part of these financial statements.

50

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.5% - (continued)
		South Africa - 4.6% - (continued)
ZAR	2,805,000	8.75%, 01/31/2044	$164,027
	10,665,000	8.88%, 02/28/2035	651,429
	10,259,000	9.00%, 01/31/2040	618,040
	21,615,000	10.50%, 12/21/2026	1,553,672

			7,586,492

		South Korea - 0.5%
IDR	14,600,000,000	Export-Import Bank of Korea 7.25%, 12/07/2024(2)	869,028

		Sri Lanka - 0.4%
		Sri Lanka Government International Bond
	$375,000	6.25%, 07/27/2021(2)	355,862
	295,000	6.75%, 04/18/2028(1)	259,603

			615,465

		Supranational - 5.1%
		European Bank for Reconstruction & Development
TRY	2,930,000	0.00%, 08/02/2021(2)(5)	310,164
IDR	5,800,000,000	5.60%, 01/30/2025	329,744
	9,850,000,000	6.25%, 07/25/2022	597,252
	4,958,900,000	6.45%, 12/13/2022	300,975
TRY	3,530,000	27.50%, 10/02/2019	639,348
	2,175,000	27.50%, 09/18/2020	407,255
IDR	5,240,000,000	Inter-American Development Bank 7.88%, 03/14/2023	336,270
		International Bank for Reconstruction & Development
MXN	8,800,000	0.00%, 05/25/2033(5)	109,933
IDR	30,277,200,000	7.45%, 08/20/2021	1,901,773
		International Finance Corp.
MXN	12,500,000	0.00%, 01/20/2037(2)(5)	114,765
	56,800,000	0.00%, 02/22/2038(5)	557,563
	45,100,000	0.00%, 03/23/2038(5)	398,486
	43,440,000	7.50%, 01/18/2028	1,930,215
	7,100,000	7.75%, 01/18/2030	308,911

			8,242,654

		Thailand - 1.9%
		Thailand Government Bond
THB	5,647,148	1.20%, 07/14/2021(2)(8)	169,414
	9,241,830	1.25%, 03/12/2028(2)(8)	260,123
	35,165,000	1.88%, 06/17/2022	1,045,199
	5,775,000	3.40%, 06/17/2036	177,280
	10,000,000	3.78%, 06/25/2032	318,821
	28,995,000	3.85%, 12/12/2025	942,415
	5,784,000	4.88%, 06/22/2029	204,365

			3,117,617

		Tunisia - 0.3%
		Banque Centrale de Tunisie International Bond
	$300,000	5.75%, 01/30/2025(2)	254,330
EUR	145,000	6.75%, 10/31/2023(1)	161,565

			415,895

		Turkey - 3.1%
		Turkey Government Bond
TRY	775,000	8.50%, 09/14/2022	99,828
	1,245,000	8.80%, 09/27/2023	153,464
	935,000	9.50%, 01/12/2022	123,365
	1,065,000	10.40%, 03/27/2019	181,006
	2,185,000	10.40%, 03/20/2024	285,360
	3,285,000	10.50%, 08/11/2027	401,104
	3,425,000	10.60%, 02/11/2026	436,275
	4,520,000	10.70%, 02/17/2021	648,533
	3,900,000	10.70%, 08/17/2022	533,759
	5,380,000	11.00%, 03/02/2022	747,864
	2,565,000	12.20%, 01/18/2023	362,522
	4,375,000	16.20%, 06/14/2023	708,347

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.5% - (continued)
		Turkey - 3.1% - (continued)
		Turkey Government International Bond
	$325,000	5.75%, 05/11/2047	$246,188
	200,000	7.25%, 12/23/2023	198,520

			5,126,135

		Ukraine - 0.6%
		Ukraine Government International Bond
	540,000	0.00%, 02/28/2019(1)(5)	531,900
	250,000	7.75%, 09/01/2019(2)	250,775
	265,000	9.75%, 11/01/2028(1)	261,635

			1,044,310

		Uruguay - 1.0%
		Uruguay Government International Bond
UYU	573,898	4.00%, 07/10/2030(8)	18,421
	12,870,805	4.38%, 12/15/2028(8)	419,222
	36,025,000	8.50%, 03/15/2028(2)	938,637
	7,208,000	9.88%, 06/20/2022(2)	216,141

			1,592,421

		Total Foreign Government Obligations (cost $122,639,804)	$108,642,141

		Total Long-Term Investments (cost $166,369,199)	$150,740,214

SHORT-TERM INVESTMENTS - 5.2%
		Foreign Government Obligations - 1.7%
CZK	63,000,000	Czech Republic Ministry of Finance Bill 0.50%, 12/14/2018(9)	$2,749,263

		Other Investment Pools & Funds - 2.0%
	$3,294,657	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(10)	3,294,657

		Securities Lending Collateral - 0.3%
	25,740	Citibank NA DDCA, 2.19%, 11/1/2018(10)	25,740
	199,328	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(10)	199,328
	58,583	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(10)	58,583
	142,204	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(10)	142,204
	27,213	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(10)	27,213
	61,732	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(10)	61,732

			514,800

		U.S. Treasury Bill - 1.2%
	1,950,000	U.S. Treasury Bill 2.23%, 01/10/2019(9)(11)(12)	1,941,578

		Total Short-Term Investments (cost $8,799,121)	$8,500,298

Total Investments Excluding Purchased Options (cost $175,168,320)	97.4%	$159,240,512

Total Purchased Options (cost $925,610)	0.4%	$614,270

Total Investments (cost $176,093,930)	97.8%	$159,854,782
Other Assets and Liabilities	2.2%	3,595,223

Total Net Assets	100.0%	$163,450,005

The accompanying notes are an integral part of these financial statements.

51

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $25,249,939, representing 15.4% of net assets.

(2)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $30,518,105, representing 18.7% of net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(5)	Security is a zero-coupon bond.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $225,000 at October 31, 2018.

(7)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	The rate shown represents current yield to maturity.

(10)	Current yield as of period end.

(11)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

OTC Option Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
AUD Call/USD Put	DEUT	0.77 USD per AUD	01/31/19	3,515,000	AUD	3,515,000	$991	$23,334	$(22,343)
NZD Call/USD Put	DEUT	0.71 USD per NZD	01/31/19	2,560,000	NZD	2,560,000	904	16,058	(15,154)
USD Call/KRW Put	MSC	1,178.80 KRW per USD	01/14/19	3,701,000	USD	3,701,000	21,943	39,156	(17,213)
USD Call/KRW Put	MSC	1,141.40 KRW per USD	11/28/18	1,721,000	USD	1,721,000	15,578	10,074	5,504
USD Call/MXN Put	MSC	20.40 MXN per USD	02/07/19	3,461,000	USD	3,461,000	122,215	53,061	69,154

Total Calls						14,958,000	$161,631	$141,683	$19,948

Puts
AUD Put/USD Call	DEUT	0.71 USD per AUD	01/31/19	3,515,000	AUD	3,515,000	$55,301	$24,660	$30,641
EUR Put/CZK Call	HSBC	26.00 CZK per EUR	03/21/19	940,000	EUR	940,000	10,851	22,916	(12,065)
NZD Put/USD Call	DEUT	0.66 USD per NZD	01/31/19	2,560,000	NZD	2,560,000	32,722	16,926	15,796
USD Put/BRL Call	MSC	3.74 BRL per USD	01/30/19	3,292,000	USD	3,292,000	97,670	94,368	3,302
USD Put/KRW Call	MSC	1,080.35 KRW per USD	11/28/18	1,721,000	USD	1,721,000	115	11,544	(11,429)
USD Put/MXN Call	MSC	19.33 MXN per USD	04/15/19	4,189,000	USD	4,189,000	41,211	148,056	(106,845)
USD Put/PLN Call	BCLY	3.65 PLN per USD	02/07/19	2,899,000	USD	2,899,000	12,701	84,390	(71,689)
USD Put/RUB Call	BCLY	63.55 RUB per USD	01/10/19	3,678,000	USD	3,678,000	22,083	128,620	(106,537)
USD Put/RUB Call	MSC	66.61 RUB per USD	12/21/18	2,521,000	USD	2,521,000	58,366	67,437	(9,071)
USD Put/THB Call	JPM	32.06 THB per USD	01/14/19	2,503,000	USD	2,503,000	4,561	11,582	(7,021)
USD Put/ZAR Call	BOA	13.99 ZAR per USD	01/30/19	3,292,000	USD	3,292,000	34,267	39,982	(5,715)

Total Puts						31,110,000	$369,848	$650,481	$(280,633)

Total purchased option contracts						46,068,000	$531,479	$792,164	$(260,685)

Written option contracts:
Puts
EUR Put/CZK Call	HSBC	24.00 CZK per EUR	03/21/19	(940,000)	EUR	(940,000)	$(208)	$(7,114)	$6,906
USD Put/BRL Call	MSC	3.58 BRL per USD	01/30/19	(3,292,000)	USD	(3,292,000)	(35,258)	(32,262)	(2,996)
USD Put/KRW Call	MSC	1,078.86 KRW per USD	01/14/19	(3,701,000)	USD	(3,701,000)	(4,097)	(34,345)	30,248
USD Put/MXN Call	MSC	18.04 MXN per USD	02/07/19	(3,461,000)	USD	(3,461,000)	(2,728)	(41,138)	38,410
USD Put/MXN Call	MSC	18.27 MXN per USD	04/15/19	(8,378,000)	USD	(8,378,000)	(22,411)	(101,399)	78,988
USD Put/PLN Call	BCLY	3.48 PLN per USD	02/07/19	(2,899,000)	USD	(2,899,000)	(2,151)	(28,990)	26,839
USD Put/RUB Call	BCLY	60.14 RUB per USD	01/10/19	(7,355,000)	USD	(7,355,000)	(4,678)	(81,163)	76,485
USD Put/RUB Call	MSC	63.95 RUB per USD	12/21/18	(5,042,000)	USD	(5,042,000)	(27,736)	(42,731)	14,995
USD Put/ZAR Call	BOA	14.80 ZAR per USD	01/30/19	(3,292,000)	USD	(3,292,000)	(106,275)	(118,594)	12,319

Total Puts						(38,360,000)	$(205,542)	$(487,736)	$282,194

Total written option contracts						(38,360,000)	$(205,542)	$(487,736)	$282,194

The accompanying notes are an integral part of these financial statements.

52

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 months KRW-CD-KSDA-Interest Rate Swap Expiring on 08/13/2029	CBK	2.12%	Receive	08/12/19	KRW	3,103,640,000	3,103,640,000	$42,736	$66,723	$(23,987)

Puts
3 months KRW-CD-KSDA-Interest Rate Swap Expiring on 08/13/2029	CBK	2.12%	Pay	08/12/19	KRW	3,103,640,000	3,103,640,000	$40,055	$66,723	$(26,668)

Total purchased swaption contracts							6,207,280,000	$82,791	$133,446	$(50,655)

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	15	12/31/2018	$3,159,844	$(9,861)
U.S. Treasury 5-Year Note Future	125	12/31/2018	14,047,851	(63,178)

Total				$(73,039)

Short position contracts:
Euro-BOBL Future	1	12/06/2018	$148,875	$(35)
Euro-Bund Future	16	12/06/2018	2,904,297	12,212
Long Gilt Future	2	12/27/2018	312,929	(105)
U.S. Treasury 10-Year Note Future	92	12/19/2018	10,896,250	120,669
U.S. Treasury Long Bond Future	3	12/19/2018	414,375	18,740

Total				$151,481

Total futures contracts				$78,442

Cross Currency Swap Contracts Outstanding at October 31, 2018
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 25.57% based on the notional amount of currency delivered	12/19/23	GSC	USD	403,477	TRY	2,460,000	$—	$—	$85,155	$85,155
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 23.75% based on the notional amount of currency delivered	12/19/23	BNP	USD	664,502	TRY	4,400,000	—	—	111,123	111,123
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 23.68% based on the notional amount of currency delivered	12/19/23	GSC	USD	3,668,247	TRY	24,370,000	—	—	606,817	606,817
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 19.10% based on the notional amount of currency delivered	12/19/28	BNP	USD	400,967	TRY	2,655,000	—	—	(63,996)	(63,996)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 18.72% based on the notional amount of currency delivered	12/19/28	GSC	USD	2,214,194	TRY	14,710,000	—	—	(309,681)	(309,681)

Total								$—	$—	$429,418	$429,418

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The accompanying notes are an integral part of these financial statements.

53

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Interest Rate Swap Contracts Outstanding at October 31, 2018
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
CBK	4.49% Fixed	CLICP Camara Promedio A	CLP	517,705,000	03/20/29	Semi-Annual	$—	$—	$(744)	$(744)
CBK	4.50% Fixed	CLICP Camara Promedio A	CLP	356,385,000	03/20/29	Semi-Annual	—	—	(822)	(822)
DEUT	8.69% Fixed	BZDIOVRA	BRL	9,799,140	01/02/20	Maturity	—	—	(54,824)	(54,824)
DEUT	BZDIOVRA	8.55% Fixed	BRL	6,036,944	01/03/22	Maturity	—	—	11,383	11,383
DEUT	4.50% Fixed	CLICP Camara Promedio A	CLP	175,790,000	03/20/29	Semi-Annual	—	—	(446)	(446)
GSC	2.01% Fixed	3M KRW KSDA	KRW	1,655,075,000	03/20/24	Quarterly	—	—	(732)	(732)
GSC	3M KRW KSDA	2.06% Fixed	KRW	414,200,000	03/20/29	Quarterly	—	—	(982)	(982)
GSC	3.63% Fixed	CLICP Camara Promedio A	CLP	4,129,750,000	03/20/20	Maturity	—	—	(8,576)	(8,576)
GSC	4.49% Fixed	CLICP Camara Promedio A	CLP	146,665,000	03/20/29	Semi-Annual	—	—	(253)	(253)
MSC	BZDIOVRA	9.85% Fixed	BRL	1,107,638	01/04/21	Maturity	—	—	12,317	12,317
MSC	4.50% Fixed	CLICP Camara Promedio A	CLP	224,155,000	03/20/29	Semi-Annual	—	—	(647)	(647)

Total							$—	$—	$(44,326)	$(44,326)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1 Mo. MXN TIIE	7.63% Fixed	MXN	9,435,000	01/09/19	Lunar	$—	$—	$(730)	$(730)
1 Mo. MXN TIIE	7.94% Fixed	MXN	10,075,000	01/05/22	Lunar	—	—	12,518	12,518
1 Mo. MXN TIIE	7.84% Fixed	MXN	3,550,000	01/07/22	Lunar	—	—	4,914	4,914
1 Mo. MXN TIIE	7.29% Fixed	MXN	13,625,000	05/05/22	Lunar	—	—	31,682	31,682
1 Mo. MXN TIIE	6.84% Fixed	MXN	9,850,000	07/14/22	Lunar	—	—	31,231	31,231
1 Mo. MXN TIIE	7.82% Fixed	MXN	21,450,000	07/29/25	Lunar	—	—	(59,595)	(59,595)
1 Mo. MXN TIIE	8.12% Fixed	MXN	13,325,000	07/20/28	Lunar	—	—	(40,307)	(40,307)
3 Mo. ZAR JIBAR	8.63% Fixed	ZAR	16,720,000	03/20/26	Quarterly	—	—	5,578	5,578
3 Mo. ZAR JIBAR	8.62% Fixed	ZAR	3,160,000	12/19/28	Quarterly	—	—	(1,421)	(1,421)
3 Mo. ZAR JIBAR	8.71% Fixed	ZAR	6,360,000	03/20/29	Quarterly	—	—	(2,190)	(2,190)
2.50% Fixed	6 Mo. CZK PRIBOR	CZK	21,475,000	03/20/29	Annual	—	—	7,888	7,888
6 Mo. CZK PRIBOR	2.48% Fixed	CZK	86,450,000	03/20/24	Annual	—	—	(30,528)	(30,528)
0.47% Fixed	6 Mo. EURO EURIBOR	EUR	1,650,000	03/20/24	Annual	1,303	—	(638)	(1,941)
6 Mo. EURO EURIBOR	1.04% Fixed	EUR	825,000	03/20/29	Annual	—	(1,667)	(1,459)	208
2.63% Fixed	6 Mo. PLN WIBOR	PLN	23,320,000	03/20/24	Annual	—	—	(3,519)	(3,519)
6 Mo. PLN WIBOR	2.12% Fixed	PLN	28,255,000	03/20/21	Annual	—	—	(4,295)	(4,295)
6 Mo. PLN WIBOR	2.84% Fixed	PLN	3,825,000	03/20/26	Annual	—	—	3,215	3,215
6 Mo. PLN WIBOR	3.08% Fixed	PLN	6,275,000	03/20/29	Annual	—	—	10,341	10,341

Total						$1,303	$(1,667)	$(37,315)	$(36,951)

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
10,275,000	ARS	236,207	USD	BNP	12/19/18	$32,777	$—
7,260,000	ARS	182,183	USD	CBK	12/19/18	7,873	—
7,260,000	ARS	184,358	USD	DEUT	12/19/18	5,698	—
8,912,000	ARS	218,699	USD	JPM	12/26/18	12,597	—
8,913,000	ARS	218,993	USD	BNP	12/26/18	12,329	—
400,000	AUD	285,226	USD	BNP	12/19/18	—	(1,811)
580,000	AUD	414,701	USD	GSC	12/19/18	—	(3,749)
650,000	AUD	471,962	USD	CIBC	12/19/18	—	(11,412)
1,190,000	AUD	856,092	USD	CBA	12/19/18	—	(12,931)
56,380,000	BRL	13,420,295	USD	CBK	12/04/18	1,679,698	—
56,380,000	BRL	13,511,797	USD	SCB	12/04/18	1,588,196	—
6,935,000	BRL	1,727,832	USD	MSC	12/04/18	129,537	—
3,955,000	BRL	949,352	USD	CBK	12/04/18	109,897	—
2,940,000	BRL	702,593	USD	JPM	12/04/18	84,813	—
1,425,000	BRL	339,609	USD	GSC	12/04/18	42,042	—
695,000	BRL	166,607	USD	GSC	12/04/18	19,532	—
790,000	BRL	192,800	USD	GSC	12/04/18	18,782	—
670,000	BRL	165,719	USD	BOA	12/04/18	13,724	—

The accompanying notes are an integral part of these financial statements.

54

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
665,000	BRL	170,487	USD	BNP	12/04/18	$7,617	$—
1,110,000	BRL	294,899	USD	BCLY	12/04/18	2,387	—
4,812,000	BRL	1,286,975	USD	MSC	12/04/18	1,801	—
680,000	BRL	182,408	USD	GSC	12/04/18	—	(287)
1,370,000	BRL	370,972	USD	MSC	12/04/18	—	(4,051)
2,843,000	BRL	772,365	USD	MSC	12/04/18	—	(10,938)
3,907,000	BRL	1,050,297	USD	CBK	01/22/19	—	(7,934)
935,000	BRL	240,731	USD	DEUT	04/09/19	7,223	—
5,961,000	BRL	1,738,408	USD	DEUT	04/09/19	—	(157,602)
620,000	CAD	473,418	USD	GSC	12/19/18	—	(1,954)
410,000	CAD	317,124	USD	GSC	12/19/18	—	(5,350)
28,400,000	CLP	41,240	USD	GSC	12/19/18	—	(404)
30,700,000	CLP	44,916	USD	HSBC	12/19/18	—	(773)
28,700,000	CLP	42,794	USD	BNP	12/19/18	—	(1,527)
52,000,000	CLP	76,583	USD	GSC	12/19/18	—	(1,813)
28,900,000	CLP	43,778	USD	GSC	12/19/18	—	(2,223)
130,500,000	CLP	191,122	USD	CBK	12/19/18	—	(3,479)
385,664,000	CLP	571,820	USD	HSBC	12/19/18	—	(17,283)
546,400,000	CLP	802,998	USD	BNP	12/19/18	—	(17,342)
452,736,000	CLP	670,720	USD	BNP	12/19/18	—	(19,742)
501,700,000	CLP	764,321	USD	CBK	12/19/18	—	(42,938)
7,945,000	CNH	1,145,225	USD	MSC	12/17/18	—	(8,940)
2,578,000	CNH	373,315	USD	GSC	12/19/18	—	(4,646)
2,654,000	CNH	384,819	USD	MSC	12/19/18	—	(5,281)
1,697,300,000	COP	526,458	USD	CBK	12/19/18	—	(374)
369,700,000	COP	116,294	USD	GSC	12/19/18	—	(1,704)
1,591,400,000	COP	500,075	USD	CBK	12/19/18	—	(6,815)
1,884,500,000	COP	591,286	USD	CBK	12/19/18	—	(7,179)
373,700,000	COP	123,171	USD	BNP	12/19/18	—	(7,341)
375,000,000	COP	124,263	USD	CBK	12/19/18	—	(8,030)
359,300,000	COP	119,847	USD	GSC	12/19/18	—	(8,481)
692,600,000	COP	228,845	USD	GSC	12/19/18	—	(14,171)
1,128,900,000	COP	364,279	USD	BOA	12/19/18	—	(14,373)
795,674,000	COP	261,584	USD	CBK	12/19/18	—	(14,962)
1,130,100,000	COP	372,663	USD	BCLY	12/19/18	—	(22,385)
1,203,600,000	COP	405,936	USD	GSC	12/19/18	—	(32,876)
1,609,300,000	COP	538,743	USD	DEUT	12/19/18	—	(39,935)
2,125,900,000	COP	704,360	USD	CBK	12/19/18	—	(45,430)
14,764,560,000	COP	4,751,756	USD	CBK	12/19/18	—	(175,429)
1,550,000	CZK	68,424	USD	GSC	12/19/18	—	(399)
1,560,000	CZK	70,112	USD	GSC	12/19/18	—	(1,648)
2,989,000	CZK	133,814	USD	UBS	12/19/18	—	(2,635)
1,680,000	CZK	77,284	USD	BOA	12/19/18	—	(3,553)
1,770,000	CZK	81,646	USD	GSC	12/19/18	—	(3,965)
5,647,000	CZK	252,405	USD	GSC	12/19/18	—	(4,573)
2,510,000	CZK	115,317	USD	JPM	12/19/18	—	(5,160)
8,279,000	CZK	369,730	USD	BOA	12/19/18	—	(6,386)
10,486,000	CZK	468,234	USD	MSC	12/19/18	—	(8,031)
12,380,000	CZK	559,387	USD	GSC	12/19/18	—	(16,061)
12,160,000	CZK	554,436	USD	GSC	12/19/18	—	(20,766)
9,880,000	CZK	455,669	USD	GSC	12/19/18	—	(22,062)
38,981,000	CZK	1,774,283	USD	JPM	12/19/18	—	(63,509)
182,600,000	CZK	8,273,300	USD	GSC	12/19/18	—	(259,466)
5,424,000	CZK	228,413	USD	JPM	03/25/19	10,832	—
64,230,000	CZK	3,029,717	USD	MSC	09/26/19	—	(178,877)
64,220,000	CZK	3,044,323	USD	GSC	09/26/19	—	(193,927)
13,960,000	EGP	711,156	USD	GSC	12/17/18	57,847	—
28,210,000	EGP	1,473,877	USD	CBK	01/08/19	70,238	—
1,430,000	EGP	75,571	USD	GSC	03/13/19	1,328	—
231,000	EUR	262,935	USD	DEUT	12/19/18	—	(98)
75,000	EUR	88,296	USD	SSG	12/19/18	—	(2,959)
886,000	EUR	1,014,365	USD	CBK	12/19/18	—	(6,256)
1,339,000	EUR	1,558,060	USD	GSC	12/19/18	—	(34,518)
5,900,000	EUR	6,882,810	USD	SSG	12/19/18	—	(169,667)

The accompanying notes are an integral part of these financial statements.

55

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
201,000	EUR	227,037	USD	HSBC	03/25/19	$3,654	$—
682,000	GBP	890,293	USD	GSC	12/19/18	—	(16,287)
592,000	GBP	776,541	USD	BCLY	12/19/18	—	(17,873)
233,508,000	HUF	901,575	USD	MSC	11/05/18	—	(86,717)
95,700,000	HUF	334,996	USD	GSC	12/19/18	339	—
21,600,000	HUF	76,218	USD	GSC	12/19/18	—	(531)
21,400,000	HUF	76,521	USD	GSC	12/19/18	—	(1,535)
22,100,000	HUF	80,440	USD	BCLY	12/19/18	—	(3,001)
21,400,000	HUF	78,222	USD	BOA	12/19/18	—	(3,236)
26,300,000	HUF	95,463	USD	JPM	12/19/18	—	(3,307)
78,779,000	HUF	280,097	USD	SCB	12/19/18	—	(4,054)
76,000,000	HUF	272,449	USD	GSC	12/19/18	—	(6,143)
118,000,000	HUF	420,616	USD	MSC	12/19/18	—	(7,142)
95,400,000	HUF	346,179	USD	CBK	12/19/18	—	(11,895)
114,900,000	HUF	419,019	USD	GSC	12/19/18	—	(16,407)
22,963,000,000	IDR	1,483,206	USD	JPM	12/19/18	17,214	—
23,285,957,000	IDR	1,511,388	USD	BCLY	12/19/18	10,134	—
6,140,000,000	IDR	396,385	USD	CBK	12/19/18	4,807	—
2,234,000,000	IDR	144,689	USD	DEUT	12/19/18	1,282	—
2,101,000,000	IDR	136,517	USD	BCLY	12/19/18	764	—
5,687,000,000	IDR	370,924	USD	HSBC	12/19/18	669	—
2,216,000,000	IDR	144,780	USD	UBS	12/19/18	15	—
2,296,000,000	IDR	151,252	USD	GSC	12/19/18	—	(1,230)
2,216,000,000	IDR	146,616	USD	MSC	12/19/18	—	(1,821)
5,846,000,000	IDR	385,747	USD	BCLY	12/19/18	—	(3,765)
6,315,000,000	IDR	419,323	USD	BCLY	12/19/18	—	(6,696)
13,877,000,000	IDR	915,068	USD	BCLY	12/19/18	—	(8,334)
35,834,000	INR	514,118	USD	BNP	12/03/18	—	(31,497)
35,779,000	INR	516,441	USD	CSFB	12/03/18	—	(34,561)
38,952,000	INR	570,307	USD	BNP	12/03/18	—	(45,692)
1,685,705,000	KRW	1,573,367	USD	MSC	12/17/18	—	(91,967)
628,780,000	KRW	550,981	USD	UBS	12/19/18	1,634	—
386,140,000	KRW	340,361	USD	DEUT	12/19/18	—	(995)
641,340,000	KRW	571,808	USD	MSC	12/19/18	—	(8,154)
1,440,870,000	KRW	1,275,784	USD	JPM	12/19/18	—	(9,449)
1,290,350,000	KRW	1,144,384	USD	GSC	12/19/18	—	(10,336)
833,520,000	KRW	745,612	USD	MSC	12/19/18	—	(13,058)
3,006,134,000	KRW	2,670,173	USD	MSC	12/19/18	—	(28,177)
1,910,364,000	KRW	1,707,588	USD	MSC	01/16/19	—	(26,586)
131,881,000	KZT	334,766	USD	CBK	12/19/18	18,001	—
53,635,000	KZT	136,476	USD	CBK	12/19/18	6,992	—
148,100,000	KZT	398,654	USD	JPM	12/19/18	—	(2,503)
36,890,000	MXN	1,952,833	USD	MSC	11/16/18	—	(141,738)
3,800,000	MXN	188,387	USD	GSC	12/19/18	—	(2,870)
31,130,000	MXN	1,523,284	USD	BNP	12/19/18	—	(3,510)
2,100,000	MXN	108,639	USD	UBS	12/19/18	—	(6,116)
2,990,000	MXN	152,093	USD	GSC	12/19/18	—	(6,120)
25,400,000	MXN	1,250,299	USD	SSG	12/19/18	—	(10,265)
3,050,000	MXN	159,402	USD	GSC	12/19/18	—	(10,500)
3,050,000	MXN	159,629	USD	GSC	12/19/18	—	(10,727)
3,749,000	MXN	194,581	USD	GSC	12/19/18	—	(11,554)
3,220,000	MXN	168,932	USD	BNP	12/19/18	—	(11,731)
3,740,000	MXN	197,553	USD	GSC	12/19/18	—	(14,965)
4,470,000	MXN	235,318	USD	BNP	12/19/18	—	(17,091)
6,140,000	MXN	321,432	USD	GSC	12/19/18	—	(21,676)
8,922,000	MXN	467,550	USD	RBC	12/19/18	—	(31,976)
10,419,000	MXN	548,214	USD	GSC	12/19/18	—	(39,556)
18,320,000	MXN	962,113	USD	GSC	12/19/18	—	(67,726)
30,143,000	MXN	1,580,567	USD	MSC	02/11/19	—	(121,645)
370,000	MYR	88,814	USD	UBS	11/13/18	—	(422)
370,000	MYR	89,200	USD	UBS	11/13/18	—	(808)
410,000	MYR	99,082	USD	BCLY	11/13/18	—	(1,134)
390,000	MYR	94,408	USD	MSC	11/13/18	—	(1,238)
690,000	MYR	166,225	USD	BCLY	11/13/18	—	(1,385)

The accompanying notes are an integral part of these financial statements.

56

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,980,000	MYR	478,492	USD	BCLY	11/13/18	$—	$(5,474)
16,796,000	MYR	4,060,683	USD	UBS	11/13/18	—	(48,152)
37,554,000	NGN	101,607	USD	CBK	12/19/18	97	—
440,000	NZD	287,324	USD	BNP	12/19/18	—	(46)
675,000	NZD	445,391	USD	CSFB	12/19/18	—	(4,680)
665,000	NZD	442,737	USD	ANZ	12/19/18	—	(8,556)
165,000	PEN	49,298	USD	CBK	12/19/18	—	(453)
170,000	PEN	51,059	USD	CBK	12/19/18	—	(734)
175,000	PEN	52,695	USD	BNP	12/19/18	—	(890)
165,000	PEN	49,804	USD	GSC	12/19/18	—	(959)
325,000	PEN	97,788	USD	CBK	12/19/18	—	(1,578)
1,310,000	PEN	395,233	USD	CBK	12/19/18	—	(7,433)
3,128,000	PEN	935,714	USD	CBK	12/19/18	—	(9,731)
3,004,000	PEN	902,373	USD	BNP	12/19/18	—	(13,098)
5,993,000	PEN	1,799,970	USD	BNP	12/19/18	—	(25,861)
7,650,000	PEN	2,300,060	USD	BCLY	12/19/18	—	(35,429)
71,110,000	PHP	1,296,681	USD	DEUT	12/19/18	27,840	—
73,529,000	PHP	1,347,672	USD	BCLY	12/19/18	21,906	—
12,180,000	PHP	223,159	USD	BCLY	12/19/18	3,710	—
4,233,000	PLN	1,104,886	USD	CBK	12/19/18	—	(107)
555,000	PLN	146,764	USD	GSC	12/19/18	—	(1,913)
985,000	PLN	259,624	USD	MSC	12/19/18	—	(2,547)
560,000	PLN	150,521	USD	GSC	12/19/18	—	(4,365)
600,000	PLN	163,737	USD	GSC	12/19/18	—	(7,142)
570,000	PLN	157,246	USD	BOA	12/19/18	—	(8,481)
965,000	PLN	262,728	USD	JPM	12/19/18	—	(10,871)
1,661,000	PLN	447,805	USD	HSBC	12/19/18	—	(14,297)
1,845,000	PLN	502,396	USD	GSC	12/19/18	—	(20,866)
1,885,000	PLN	514,402	USD	MSC	12/19/18	—	(22,432)
2,610,000	PLN	715,635	USD	CBK	12/19/18	—	(34,446)
3,110,000	PLN	848,386	USD	GSC	12/19/18	—	(36,701)
5,890,000	PLN	1,587,858	USD	JPM	12/19/18	—	(50,615)
37,475,000	PLN	10,087,212	USD	GSC	12/19/18	—	(306,536)
200,000	RON	48,751	USD	GSC	12/19/18	—	(213)
200,000	RON	49,351	USD	GSC	12/19/18	—	(813)
200,000	RON	50,220	USD	BNP	12/19/18	—	(1,682)
190,000	RON	47,894	USD	BNP	12/19/18	—	(1,783)
635,000	RON	159,728	USD	JPM	12/19/18	—	(5,620)
885,000	RON	221,892	USD	GSC	12/19/18	—	(7,112)
1,420,000	RON	352,502	USD	GSC	12/19/18	—	(7,883)
3,594,000	RON	896,349	USD	BNP	12/19/18	—	(24,123)
17,926,000	RUB	270,296	USD	BOA	11/23/18	1,020	—
20,610,000	RUB	312,166	USD	MSC	11/23/18	—	(227)
57,103,000	RUB	829,684	USD	GSC	12/19/18	31,789	—
52,968,000	RUB	769,325	USD	GSC	12/19/18	29,766	—
42,136,000	RUB	613,802	USD	GSC	12/19/18	21,874	—
53,570,000	RUB	786,911	USD	HSBC	12/19/18	21,262	—
26,000,000	RUB	372,867	USD	CBK	12/19/18	19,377	—
17,440,000	RUB	253,396	USD	JPM	12/19/18	9,709	—
72,906,000	RUB	1,091,407	USD	BCLY	12/19/18	8,474	—
54,992,000	RUB	822,618	USD	GSC	12/19/18	7,007	—
9,000,000	RUB	130,766	USD	GSC	12/19/18	5,011	—
7,441,000	RUB	108,394	USD	GSC	12/19/18	3,863	—
8,470,000	RUB	124,595	USD	GSC	12/19/18	3,186	—
29,620,000	RUB	444,078	USD	GSC	12/19/18	2,778	—
8,160,000	RUB	121,805	USD	GSC	12/19/18	1,299	—
2,250,000	RUB	32,680	USD	GSC	12/19/18	1,264	—
32,897,000	RUB	495,661	USD	GSC	12/19/18	633	—
18,752,000	RUB	282,559	USD	JPM	12/19/18	339	—
13,916,000	RUB	209,705	USD	GSC	12/19/18	236	—
8,190,000	RUB	123,343	USD	BOA	12/19/18	214	—
3,108,000	RUB	46,832	USD	JPM	12/19/18	56	—
2,072,000	RUB	31,224	USD	GSC	12/19/18	35	—
302,000	RUB	4,562	USD	GSC	12/19/18	—	(6)

The accompanying notes are an integral part of these financial statements.

57

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
8,090,000	RUB	122,265	USD	GSC	12/19/18	$—	$(217)
465,000	SGD	335,874	USD	GSC	12/19/18	179	—
665,000	SGD	481,284	USD	MSC	12/19/18	—	(692)
6,190,000	THB	186,812	USD	MSC	12/19/18	219	—
8,670,000	THB	262,584	USD	MSC	12/19/18	—	(620)
4,430,000	THB	134,732	USD	GSC	12/19/18	—	(879)
4,440,000	THB	135,842	USD	GSC	12/19/18	—	(1,687)
4,600,000	THB	141,713	USD	JPM	12/19/18	—	(2,724)
4,410,000	THB	136,489	USD	JPM	12/19/18	—	(3,241)
7,410,000	THB	228,176	USD	BCLY	12/19/18	—	(4,283)
7,870,000	THB	243,967	USD	JPM	12/19/18	—	(6,175)
27,700,000	THB	853,358	USD	BCLY	12/19/18	—	(16,401)
80,711,000	THB	2,484,371	USD	CBK	12/19/18	—	(45,685)
242,235,000	THB	7,412,332	USD	BCLY	12/19/18	—	(93,192)
10,621,000	TRY	1,566,750	USD	GSC	12/19/18	276,219	—
2,185,000	TRY	325,447	USD	HSBC	12/19/18	53,697	—
840,000	TRY	130,374	USD	JPM	12/19/18	15,384	—
410,000	TRY	60,826	USD	GSC	12/19/18	10,318	—
390,000	TRY	60,738	USD	BOA	12/19/18	6,935	—
380,000	TRY	59,173	USD	GSC	12/19/18	6,765	—
405,000	TRY	69,451	USD	GSC	12/19/18	825	—
31,000	TRY	5,214	USD	BNP	12/19/18	165	—
123,253	USD	4,850,000	ARS	GSC	12/19/18	—	(3,713)
1,144,710	USD	1,575,000	AUD	ANZ	12/19/18	28,762	—
1,087,021	USD	1,511,000	AUD	CBA	12/19/18	16,419	—
305,507	USD	425,000	AUD	GSC	12/19/18	4,378	—
2,216,328	USD	8,230,000	BRL	BCLY	12/04/18	12,125	—
1,032,739	USD	3,839,000	BRL	MSC	12/04/18	4,558	—
774,799	USD	2,890,000	BRL	SCB	12/04/18	784	—
89,949	USD	333,000	BRL	MSC	12/04/18	763	—
57,718	USD	215,000	BRL	DEUT	12/04/18	136	—
2,800,021	USD	10,455,000	BRL	MSC	12/04/18	—	(93)
358,380	USD	1,345,000	BRL	GSC	12/04/18	—	(1,845)
204,507	USD	835,000	BRL	GSC	12/04/18	—	(19,127)
2,975,864	USD	11,183,000	BRL	MSC	12/04/18	—	(19,227)
261,303	USD	1,075,000	BRL	MSC	12/04/18	—	(26,609)
444,277	USD	1,770,000	BRL	GSC	12/04/18	—	(29,774)
359,228	USD	1,495,000	BRL	UBS	12/04/18	—	(41,171)
523,649	USD	2,170,000	BRL	JPM	12/04/18	—	(57,532)
6,028,064	USD	25,153,000	BRL	SCB	12/04/18	—	(708,547)
13,420,295	USD	56,380,000	BRL	CBK	12/04/18	—	(1,679,698)
1,200,536	USD	4,478,000	BRL	BOA	01/22/19	5,833	—
963,111	USD	3,603,000	BRL	MSC	02/01/19	2,591	—
511,325	USD	2,122,000	BRL	MSC	04/09/19	—	(51,411)
629,265	USD	2,619,000	BRL	MSC	04/09/19	—	(65,272)
603,095	USD	2,533,000	BRL	MSC	04/09/19	—	(68,635)
801,461	USD	1,030,000	CAD	BNP	12/19/18	18,223	—
474,282	USD	620,000	CAD	JPM	12/19/18	2,818	—
1,135,912	USD	757,369,000	CLP	BNP	12/19/18	46,909	—
381,008	USD	260,800,000	CLP	BNP	12/19/18	6,010	—
273,368	USD	188,200,000	CLP	GSC	12/19/18	2,760	—
83,833	USD	57,500,000	CLP	GSC	12/19/18	1,155	—
87,272	USD	60,100,000	CLP	UBS	12/19/18	856	—
422,694	USD	294,174,000	CLP	CBK	12/19/18	—	(292)
641,383	USD	4,397,000	CNH	MSC	12/17/18	12,529	—
511,413	USD	3,548,000	CNH	CBK	12/17/18	3,982	—
435,935	USD	3,011,000	CNH	MSC	12/19/18	5,344	—
223,249	USD	1,543,000	CNH	MSC	12/19/18	2,591	—
97,721	USD	678,000	CNH	CBK	12/19/18	763	—
888,076	USD	2,658,900,000	COP	CBK	12/19/18	63,941	—
939,609	USD	2,844,900,000	COP	CBK	12/19/18	57,822	—
715,947	USD	2,155,000,000	COP	UBS	12/19/18	47,997	—
666,811	USD	2,005,100,000	COP	BCLY	12/19/18	45,323	—
540,127	USD	1,616,600,000	COP	HSBC	12/19/18	39,056	—

The accompanying notes are an integral part of these financial statements.

58

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
748,012	USD	2,296,000,000	COP	UBS	12/19/18	$36,359	$—
212,516	USD	650,300,000	COP	UBS	12/19/18	10,953	—
240,523	USD	745,500,000	COP	CBK	12/19/18	9,453	—
498,615	USD	1,583,600,000	COP	CBK	12/19/18	7,773	—
330,742	USD	7,190,000	CZK	GSC	12/19/18	15,192	—
375,808	USD	8,330,000	CZK	GSC	12/19/18	10,226	—
202,027	USD	4,510,000	CZK	BNP	12/19/18	4,095	—
140,407	USD	3,130,000	CZK	GSC	12/19/18	3,040	—
4,273,730	USD	89,150,000	CZK	JPM	01/10/19	350,467	—
2,129,209	USD	44,575,000	CZK	JPM	01/10/19	167,578	—
2,129,209	USD	44,575,000	CZK	JPM	01/10/19	167,578	—
228,861	USD	5,424,000	CZK	HSBC	03/25/19	—	(10,384)
6,121,768	USD	128,450,000	CZK	JPM	09/26/19	420,531	—
4,150,685	USD	3,558,000	EUR	SSG	12/19/18	102,318	—
841,852	USD	712,000	EUR	CSFB	12/19/18	31,723	—
781,493	USD	668,000	EUR	GSC	12/19/18	21,429	—
515,635	USD	438,000	EUR	MSC	12/19/18	17,269	—
896,887	USD	776,000	EUR	CBK	12/19/18	13,938	—
829,873	USD	720,000	EUR	GSC	12/19/18	10,642	—
272,458	USD	231,000	EUR	GSC	12/19/18	9,621	—
1,077,336	USD	942,000	EUR	DEUT	12/19/18	5,509	—
164,764	USD	144,000	EUR	CBK	12/19/18	918	—
226,406	USD	201,000	EUR	JPM	03/25/19	—	(4,285)
2,016,121	USD	1,537,000	GBP	BCLY	12/19/18	46,405	—
240,121	USD	1,882,000	HKD	JPM	12/19/18	—	(211)
1,810,232	USD	511,119,000	HUF	MSC	11/05/18	26,613	—
1,217,287	USD	338,844,000	HUF	BCLY	12/19/18	29,971	—
670,584	USD	188,300,000	HUF	GSC	12/19/18	10,777	—
152,044	USD	42,500,000	HUF	GSC	12/19/18	3,123	—
1,053,122	USD	15,820,000,000	IDR	MSC	12/19/18	19,431	—
547,921	USD	8,301,000,000	IDR	CBK	12/19/18	5,527	—
268,273	USD	4,085,000,000	IDR	BCLY	12/19/18	1,356	—
129,288	USD	1,971,000,000	IDR	MSC	12/19/18	501	—
235,693	USD	3,612,000,000	IDR	SCB	12/19/18	—	(318)
534,963	USD	8,209,000,000	IDR	UBS	12/19/18	—	(1,419)
288,328	USD	4,459,000,000	IDR	BCLY	12/19/18	—	(3,026)
474,008	USD	7,313,000,000	IDR	UBS	12/19/18	—	(3,829)
405,885	USD	6,290,000,000	IDR	UBS	12/19/18	—	(5,108)
1,083,372	USD	74,731,000	INR	BNP	12/03/18	76,877	—
514,413	USD	35,834,000	INR	SCB	12/03/18	31,792	—
167,556	USD	17,342,000	KES	SCB	01/31/19	—	(142)
83,697	USD	8,671,000	KES	SCB	01/31/19	—	(152)
83,616	USD	8,671,000	KES	SCB	01/31/19	—	(233)
83,616	USD	8,671,000	KES	SCB	01/31/19	—	(233)
83,056	USD	8,671,000	KES	SCB	01/31/19	—	(793)
124,827	USD	13,007,000	KES	CBK	01/31/19	—	(952)
207,833	USD	21,677,000	KES	CBK	01/31/19	—	(1,785)
1,747,008	USD	1,969,751,000	KRW	BCLY	11/21/18	17,518	—
62,366	USD	69,900,000	KRW	MSC	11/21/18	992	—
1,813,333	USD	2,043,264,000	KRW	BCLY	12/17/18	17,709	—
185,415	USD	205,230,000	KRW	MSC	12/17/18	5,059	—
67,632	USD	76,238,000	KRW	MSC	12/17/18	634	—
1,037,871	USD	1,158,160,000	KRW	BCLY	12/19/18	20,001	—
613,652	USD	680,540,000	KRW	MSC	12/19/18	15,547	—
1,395,516	USD	1,574,840,000	KRW	BCLY	12/19/18	11,439	—
510,763	USD	569,450,000	KRW	MSC	12/19/18	10,291	—
383,502	USD	429,100,000	KRW	MSC	12/19/18	6,380	—
670,922	USD	756,800,000	KRW	JPM	12/19/18	5,794	—
432,149	USD	485,650,000	KRW	MSC	12/19/18	5,327	—
514,956	USD	581,540,000	KRW	BNP	12/19/18	3,859	—
24,618	USD	9,675,000	KZT	CBK	12/19/18	—	(1,262)
264,258	USD	5,120,000	MXN	MSC	11/16/18	12,894	—
2,395,649	USD	45,812,000	MXN	RBC	12/19/18	159,096	—

The accompanying notes are an integral part of these financial statements.

59

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,643,577	USD	31,118,000	MXN	CSFB	12/19/18	$124,389	$—
937,512	USD	18,252,000	MXN	RBS	12/19/18	46,445	—
543,790	USD	10,440,000	MXN	BNP	12/19/18	34,107	—
690,024	USD	13,520,000	MXN	BNP	12/19/18	29,974	—
991,969	USD	19,710,000	MXN	BNP	12/19/18	29,722	—
374,919	USD	7,132,000	MXN	GSC	12/19/18	26,733	—
427,281	USD	8,210,000	MXN	GSC	12/19/18	26,467	—
413,555	USD	7,930,000	MXN	HSBC	12/19/18	26,410	—
398,404	USD	7,670,000	MXN	BNP	12/19/18	23,953	—
314,294	USD	6,060,000	MXN	GSC	12/19/18	18,443	—
293,102	USD	5,628,000	MXN	RBC	12/19/18	18,342	—
35,902	USD	687,000	MXN	MSC	12/19/18	2,362	—
618,929	USD	12,692,000	MXN	RBS	12/19/18	—	(698)
67,356	USD	1,302,000	MXN	MSC	04/17/19	5,015	—
236,686	USD	980,000	MYR	UBS	11/13/18	2,566	—
77,168	USD	320,000	MYR	BCLY	11/13/18	721	—
177,352	USD	740,000	MYR	UBS	11/13/18	567	—
102,495	USD	37,554,000	NGN	GSC	12/19/18	791	—
493,974	USD	740,000	NZD	MSC	12/19/18	10,825	—
657,847	USD	1,001,000	NZD	BNP	12/19/18	4,290	—
136,311	USD	210,000	NZD	CBK	12/19/18	—	(799)
808,690	USD	2,680,000	PEN	CBK	12/19/18	15,329	—
673,818	USD	2,230,000	PEN	MSC	12/19/18	13,671	—
98,906	USD	330,000	PEN	CBK	12/19/18	1,216	—
82,139	USD	275,000	PEN	SCB	12/19/18	731	—
611,715	USD	33,106,000	PHP	DEUT	12/19/18	—	(4,930)
689,921	USD	37,580,000	PHP	DEUT	12/19/18	—	(10,058)
554,805	USD	30,370,000	PHP	MSC	12/19/18	—	(10,878)
1,156,490	USD	4,224,000	PLN	UBS	12/19/18	54,060	—
414,505	USD	1,530,000	PLN	GSC	12/19/18	15,187	—
1,128,190	USD	4,265,000	PLN	CBK	12/19/18	15,059	—
319,076	USD	1,180,000	PLN	SSG	12/19/18	11,105	—
300,962	USD	1,120,000	PLN	GSC	12/19/18	8,651	—
133,167	USD	490,000	PLN	GSC	12/19/18	5,281	—
891,070	USD	3,250,000	PLN	BCLY	02/11/19	41,499	—
397,431	USD	1,578,000	RON	CBK	12/19/18	14,467	—
348,243	USD	1,389,000	RON	CBK	12/19/18	11,147	—
278,516	USD	1,132,000	RON	GSC	12/19/18	3,791	—
98,949	USD	400,000	RON	GSC	12/19/18	1,873	—
112,254	USD	7,640,000	RUB	MSC	11/23/18	—	(3,380)
392,166	USD	25,930,000	RUB	JPM	12/19/18	978	—
289,639	USD	19,240,000	RUB	BCLY	12/19/18	—	(621)
19,510	USD	1,363,000	RUB	GSC	12/19/18	—	(1,053)
241,165	USD	16,140,000	RUB	GSC	12/19/18	—	(2,328)
317,219	USD	21,260,000	RUB	GSC	12/19/18	—	(3,516)
434,964	USD	29,160,000	RUB	MSC	12/19/18	—	(4,952)
547,825	USD	36,770,000	RUB	GSC	12/19/18	—	(6,898)
537,980	USD	36,970,000	RUB	MSC	12/19/18	—	(19,760)
925,348	USD	65,037,000	RUB	BNP	12/19/18	—	(55,819)
149,803	USD	9,520,000	RUB	BCLY	01/11/19	6,508	—
1,657,892	USD	2,280,000	SGD	HSBC	12/19/18	10,148	—
721,982	USD	995,000	SGD	JPM	12/19/18	2,901	—
1,098,625	USD	35,420,000	THB	JPM	12/19/18	28,408	—
647,290	USD	21,090,000	THB	JPM	12/19/18	10,055	—
229,231	USD	7,470,000	THB	CBK	12/19/18	3,525	—
373,233	USD	2,115,000	TRY	SSG	12/19/18	6,236	—
363,872	USD	2,070,000	TRY	SSG	12/19/18	4,683	—
123,901	USD	775,000	TRY	GSC	12/19/18	—	(10,578)
105,891	USD	710,000	TRY	UBS	12/19/18	—	(17,309)
135,281	USD	900,000	TRY	BCLY	12/19/18	—	(20,888)
216,280	USD	1,384,000	TRY	BOA	12/19/18	—	(23,873)
612,092	USD	20,723,000	UYU	HSBC	12/19/18	—	(14,075)
85,630	USD	1,223,000	ZAR	MSC	11/23/18	2,967	—
85,843	USD	1,230,000	ZAR	BOA	11/23/18	2,707	—

The accompanying notes are an integral part of these financial statements.

60

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
442,150	USD	6,518,000	ZAR	JPM	12/19/18	$3,057	$—
268,415	USD	3,950,000	ZAR	GSC	12/19/18	2,319	—
1,043,113	USD	15,550,000	ZAR	GSC	12/19/18	—	(4,431)
1,691,809	USD	25,850,000	ZAR	GSC	12/19/18	—	(49,607)
1,390,000	ZAR	95,756	USD	MSC	11/23/18	—	(1,806)
23,065,000	ZAR	1,510,577	USD	GSC	12/19/18	43,224	—
19,200,000	ZAR	1,259,995	USD	GSC	12/19/18	33,436	—
15,463,000	ZAR	1,014,194	USD	BCLY	12/19/18	27,490	—
4,690,000	ZAR	305,388	USD	BNP	12/19/18	10,559	—
12,790,000	ZAR	851,522	USD	GSC	12/19/18	10,092	—
2,233,000	ZAR	147,449	USD	GSC	12/19/18	2,980	—
6,290,000	ZAR	420,834	USD	JPM	12/19/18	2,899	—
2,100,000	ZAR	139,834	USD	GSC	12/19/18	1,635	—
10,583,000	ZAR	712,179	USD	GSC	12/19/18	758	—
461,000	ZAR	31,129	USD	BOA	12/19/18	—	(73)
1,980,000	ZAR	133,468	USD	GSC	12/19/18	—	(83)
1,603,000	ZAR	108,735	USD	GSC	12/19/18	—	(747)
1,950,000	ZAR	132,844	USD	GSC	12/19/18	—	(1,480)
2,523,000	ZAR	174,462	USD	CSFB	12/19/18	—	(4,497)
1,990,000	ZAR	139,338	USD	MSC	12/19/18	—	(5,279)
6,020,000	ZAR	412,784	USD	GSC	12/19/18	—	(7,239)
3,710,000	ZAR	258,393	USD	GSC	12/19/18	—	(8,464)
13,722,000	ZAR	927,006	USD	BOA	02/01/19	—	(7,933)

Total						$7,834,431	$(6,806,894)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi

Currency Abbreviations: – (continued)
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
GHS	Ghana Cedi
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KES	Kenyan Shilling
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

61

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2018

Index Abbreviations:
BADLAR	Buenos Aires Deposits of Large Amount Rate
CMT	Constant Maturity Treasury Index

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CJSC	Closed Joint Stock Company
CLICP	Sinacofi Chile Interbank Offered Rate
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate

Other Abbreviations: – (continued)
JSC	Joint Stock Company
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
PRIBOR	Prague Interbank Offered Rate
PT	Perseroan Terbatas
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$42,098,073	$—	$42,098,073	$—
Foreign Government Obligations	108,642,141	—	108,642,141	—
Short-Term Investments	8,500,298	3,809,457	4,690,841	—
Purchased Options	614,270	—	614,270	—
Foreign Currency Contracts(2)	7,834,431	—	7,834,431	—
Futures Contracts(2)	151,621	151,621	—	—
Swaps - Cross Currency(2)	803,095	—	803,095	—
Swaps - Interest Rate(2)	131,275	—	131,275	—

Total	$168,775,204	$3,961,078	$164,814,126	$—

Liabilities
Foreign Currency Contracts(2)	$(6,806,894)	$—	$(6,806,894)	$—
Futures Contracts(2)	(73,179)	(73,179)	—	—
Swaps - Cross Currency(2)	(373,677)	—	(373,677)	—
Swaps - Interest Rate(2)	(212,552)	—	(212,552)	—
Written Options	(205,542)	—	(205,542)	—

Total	$(7,671,844)	$(73,179)	$(7,598,665)	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options and swaptions, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

62

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 8.6%
		Advertising - 0.0%
	$1,500,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$495,000

		Auto Parts & Equipment - 0.1%
	4,000,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	3,430,000

		Biotechnology - 0.1%
	2,010,000	Sotera Health Topco, Inc. (8.13% Cash, 8.88% PIK) 8.13%, 11/01/2021(1)(2)	1,974,825

		Chemicals - 0.4%
	10,000,000	Starfruit Finco B.V. / Starfruit US Holdco LLC 8.00%, 10/01/2026(1)	9,700,000
	6,873,000	Yingde Gases Investment Ltd. 6.25%, 01/19/2023(1)	6,422,122

			16,122,122

		Coal - 0.2%
	1,975,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	1,669,863
	6,085,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	5,400,437
	2,960,000	Peabody Energy Corp. 6.00%, 03/31/2022(1)	2,945,200

			10,015,500

		Commercial Banks - 1.9%
	7,600,000	Banco Bilbao Vizcaya Argentaria S.A. 5 year USD Swap + 3.870%, 6.13%, 11/16/2027(3)(4)	6,545,500
EUR	4,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(3)(4)(5)	4,955,757
	$1,668,000	Banco Santander S.A. 2.00%, 03/18/2019(3)	1,398,618
		BNP Paribas S.A.
	9,770,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(3)(4)	8,609,813
	5,675,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(3)(4)	5,894,906
	2,150,000	Credit Agricole S.A. 5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(3)(4)	2,222,563
	7,800,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(3)(4)	7,590,305
EUR	3,300,000	Danske Bank A/S 5 year EUR Swap + 5.471%, 5.88%, 04/06/2022(3)(4)(5)	3,775,198
	$4,095,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	3,787,875
	9,900,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(4)	8,971,875
	8,145,000	Itau Unibanco Holding S.A. 5 year CMT Swap + 3.981%, 6.13%, 12/12/2022(1)(3)(4)	7,829,381
	5,000,000	Standard Chartered plc 5 year USD Swap + 5.723%, 7.75%, 04/02/2023(1)(3)(4)	5,050,000
	3,000,000	Turkiye Garanti Bankasi AS 5.88%, 03/16/2023(5)	2,775,600
		UniCredit S.p.A.
EUR	4,000,000	5 year EUR Swap + 4.925%, 5.38%, 06/03/2025(3)(4)(5)	3,828,104
	3,325,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(3)(4)(5)	3,525,494

			76,760,989

		Commercial Services - 0.5%
	$12,145,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	11,962,825
	7,000,000	Garda World Security Corp. 8.75%, 05/15/2025(1)	6,580,000
	4,500,000	Team Health Holdings, Inc. 6.38%, 02/01/2025(1)	3,881,250

			22,424,075

		Diversified Financial Services - 0.2%
	9,950,000	Navient Corp. 5.88%, 10/25/2024	9,377,875

		Electric - 0.1%
	4,000,000	Calpine Corp. 5.75%, 01/15/2025	3,574,200

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 8.6% - (continued)
		Energy-Alternate Sources - 0.1%
	$7,135,000	Rio Energy S.A. / UGEN S.A. / UENSA S.A. 6.88%, 02/01/2025(1)	$5,618,812

		Entertainment - 0.4%
	9,000,000	Codere Finance 2 Luxembourg S.A. 7.63%, 11/01/2021(1)	8,240,400
EUR	6,430,000	LHMC Finco S.a.r.l. 3 mo. EURIBOR + 5.750%, 5.75%, 12/20/2023(1)(4)	7,422,541

			15,662,941

		Food - 0.3%
GBP	853,669	Iceland Bondco plc 3 mo. GBP LIBOR+ 4.25%, 5.06%, 07/15/2020(1)(4)	1,085,704
		MARB BondCo plc
	$5,000,000	6.88%, 01/19/2025(1)	4,698,500
	7,835,000	7.00%, 03/15/2024(1)	7,509,456

			13,293,660

		Household Products - 0.3%
	2,500,000	Coty, Inc. 6.50%, 04/15/2026(1)	2,331,250
	10,000,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	7,850,000

			10,181,250

		Household Products/Wares - 0.2%
EUR	8,700,000	Diamond BC B.V. 5.63%, 08/15/2025(5)	9,267,781

		Insurance - 0.1%
	$3,975,000	HUB International Ltd. 7.00%, 05/01/2026(1)	3,879,600

		Iron/Steel - 0.7%
	10,000,000	AK Steel Corp. 7.00%, 03/15/2027	8,850,000
	7,825,000	CSN Islands XI Corp. 6.88%, 09/21/2019(5)	7,795,656
	6,000,000	CSN Resources S.A. 7.63%, 02/13/2023(1)	5,542,560
	5,000,000	Koks OAO Via Koks Finance DAC 7.50%, 05/04/2022(5)	4,998,000

			27,186,216

		Media - 0.1%
	5,950,000	Altice Luxembourg S.A. 7.75%, 05/15/2022(1)	5,540,938

		Metal Fabricate/Hardware - 0.2%
	10,000,000	Hillman Group, Inc. 6.38%, 07/15/2022(1)	8,800,000

		Mining - 0.4%
	5,525,000	Constellium N.V. 6.63%, 03/01/2025(1)	5,414,500
		First Quantum Minerals Ltd.
	5,645,000	7.25%, 04/01/2023(1)	5,214,569
	3,775,000	7.50%, 04/01/2025(1)	3,369,187
	4,000,000	New Gold, Inc. 6.25%, 11/15/2022(1)	3,480,000

			17,478,256

		Oil & Gas - 0.5%
	10,000,000	Chesapeake Energy Corp. 7.00%, 10/01/2024	9,787,500
	6,100,000	Sable Permian Resources LLC / AEPB Finance Corp. 3 mo. USD LIBOR + 6.500%, 9.06%, 08/01/2019(1)(4)	5,490,000
	5,060,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	4,718,450

			19,995,950

		Packaging & Containers - 0.1%
	4,215,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.00%, 07/15/2024(1)	4,217,634

		Retail - 0.7%
	4,975,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	5,003,875
	6,700,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 6.75%, 01/15/2022	5,812,250

The accompanying notes are an integral part of these financial statements.

63

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 8.6% - (continued)
		Retail - 0.7% - (continued)
	$9,195,000	PetSmart, Inc. 5.88%, 06/01/2025(1)	$7,172,100
	10,000,000	Staples, Inc. 8.50%, 09/15/2025(1)	9,050,000

			27,038,225

		Telecommunications - 0.4%
	7,000,000	Frontier Communications Corp. 8.50%, 04/01/2026(1)	6,501,250
	5,000,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	5,099,370
	4,500,000	Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/2025(5)	4,073,040

			15,673,660

		Toys/Games/Hobbies - 0.1%
	5,250,000	Mattel, Inc. 6.75%, 12/31/2025(1)	5,026,875

		Transportation - 0.4%
	8,370,000	Hertz Corp. 7.63%, 06/01/2022(1)	8,018,041
	10,000,000	Rumo Luxembourg S.a.r.l. 5.88%, 01/18/2025(1)	9,512,600

			17,530,641

		Water - 0.1%
	3,860,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	3,715,289

		Total Corporate Bonds (cost $379,920,722)	$354,282,314

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
		Argentina - 0.1%
	3,975,000	Argentine Republic Government International Bond 5.88%, 01/11/2028	$3,060,750

		Tunisia - 0.1%
EUR	5,365,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(1)	5,977,923

		Ukraine - 0.2%
	$7,965,000	Ukraine Government International Bond 0.00%, 02/28/2019(1)(6)	7,845,525

		Total Foreign Government Obligations (cost $16,866,515)	$16,884,198

SENIOR FLOATING RATE INTERESTS - 89.5%(7)
		Advertising - 0.4%
	11,130,197	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 09/26/2021	$8,226,218
	7,989,723	Entravision Communications Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/29/2024	7,876,508

			16,102,726

		Aerospace/Defense - 1.8%
	12,289,838	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.78%, 12/11/2024	12,269,314
		TransDigm, Inc.
	39,641,482	1 mo. USD LIBOR + 2.500%, 4.80%, 06/09/2023	39,429,003
	22,636,065	1 mo. USD LIBOR + 2.500%, 4.80%, 05/30/2025	22,500,701

			74,199,018

		Agriculture - 0.1%
	3,956,679	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 9.55%, 11/15/2021	3,491,769

		Airlines - 0.7%
	28,410,101	American Airlines, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 04/28/2023	28,175,718

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
		Auto Manufacturers - 0.6%
	$10,910,000	Navistar Financial Corp. 1 mo. USD LIBOR + 3.750%, 6.06%, 07/25/2025	$10,937,275
	14,768,400	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.78%, 11/06/2024	14,780,658

			25,717,933

		Beverages - 0.4%
	10,571,109	Jacobs Douwe Egberts International B.V. 3 mo. USD LIBOR + 2.250%, 4.63%, 07/01/2022	10,567,832
EUR	5,000,000	Refresco Group BV 3 mo. EURIBOR + 3.250%, 3.25%, 03/28/2025	5,653,794

			16,221,626

		Biotechnology - 1.2%
		Lifescan Global Corp.
	$14,000,000	1 mo. USD LIBOR + 6.000%, 8.40%, 09/27/2024	13,655,880
	2,500,000	1 mo. USD LIBOR + 9.500%, 11.90%, 09/26/2025	2,437,500
	32,667,718	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/15/2022	32,694,832

			48,788,212

		Chemicals - 2.3%
EUR	6,318,742	Chemours Company 3 mo. EURIBOR + 2.000%, 2.50%, 03/21/2025	7,176,320
	9,255,063	Diamond (BC) B.V. 3 mo. EURIBOR + 3.250%, 3.25%, 09/06/2024	10,409,056
		LTI Holdings, Inc.
	$9,115,000	1 mo. USD LIBOR + 3.500%, 5.80%, 09/06/2025	9,103,606
	1,140,000	1 mo. USD LIBOR + 6.750%, 9.05%, 09/06/2026	1,135,018
	13,867,916	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.250%, 5.66%, 06/09/2023	13,937,256
		Starfruit Finco B.V.
EUR	2,385,000	3 mo. EURIBOR + 3.750%, 3.75%, 10/01/2025	2,721,631
	$9,335,000	1 mo. USD LIBOR + 3.250%, 5.51%, 10/01/2025	9,299,994
	4,794,537	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 09/23/2024	4,787,777
	11,064,318	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 09/23/2024	11,048,717
	24,018,981	Univar, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 07/01/2024	23,998,084

			93,617,459

		Coal - 0.3%
	14,168,650	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.28%, 03/28/2022	14,195,288

		Commercial Services - 7.5%
		Allied Universal Holdco LLC
	2,870,000	3 mo. USD LIBOR + 4.250%, 0.00%, 07/28/2022(8)	2,864,633
	24,745,645	3 mo. USD LIBOR + 3.750%, 6.14%, 07/28/2022	24,529,121
	16,390,000	APX Group, Inc. 1 mo. USD LIBOR + 5.000%, 7.32%, 02/02/2024	16,226,100
	12,121,884	Avis Budget Car Rental LLC 3 mo. USD LIBOR + 2.000%, 4.31%, 02/13/2025	12,076,427
	20,339,025	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	20,351,839
	27,703,999	BrightView Landscapes, LLC 1 mo. USD LIBOR + 2.500%, 4.81%, 08/15/2025	27,695,411
	6,189,652	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 8.31%, 03/24/2025	6,274,760

The accompanying notes are an integral part of these financial statements.

64

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
		Commercial Services - 7.5% - (continued)
	$8,410,671	DuPage Medical Group Ltd. 1 mo. USD LIBOR + 2.750%, 5.05%, 08/15/2024	$8,339,685
	10,360,000	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 0.00%, 06/20/2025(8)	10,366,527
EUR	4,500,000	Evergood 4 ApS EURIBOR + 3.750%, 0.00%, 02/06/2025(8)	5,130,617
	$18,580,477	Hertz Corp. 3 mo. USD LIBOR + 2.750%, 5.06%, 06/30/2023	18,457,660
	17,317,332	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/15/2023	17,237,326
	9,555,957	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.55%, 06/01/2023	9,561,977
	$8,133,232	ServiceMaster Co. 1 mo. USD LIBOR + 2.500%, 4.80%, 11/08/2023	8,161,699
EUR	38,345,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	43,745,052
	$37,211,512	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/01/2024	37,202,209
		Trans Union LLC
	18,048,950	1 mo. USD LIBOR + 2.000%, 4.30%, 04/10/2023	18,005,813
	12,264,263	1 mo. USD LIBOR + 2.000%, 4.30%, 06/19/2025	12,231,394
	11,689,563	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.15%, 11/29/2024	11,740,763

			310,199,013

		Construction Materials - 0.5%
	8,606,091	Forterra Finance LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 10/25/2023	7,908,223
	9,032,363	Pisces Midco, Inc. 1 mo. USD LIBOR + 3.750%, 6.18%, 04/12/2025	8,992,891
	2,009,500	Summit Materials Companies I LLC 1 mo. USD LIBOR + 2.250%, 4.30%, 11/21/2024	1,998,207

			18,899,321

		Distribution/Wholesale - 0.2%
	8,104,688	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.40%, 07/02/2025	8,114,818

		Diversified Financial Services - 3.2%
	16,774,699	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.05%, 04/04/2024	16,774,699
	2,400,000	Aretec Group, Inc. 3 mo. USD LIBOR + 8.250%, 0.00%, 10/01/2026(8)	2,391,000
		Crown Finance U.S., Inc.
EUR	8,432,625	1 mo. EURIBOR + 2.625%, 2.63%, 02/28/2025	9,573,088
	$26,235,678	1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	26,107,123
EUR	935,000	Financial & Risk Holdings, Inc. EURIBOR + 4.000%, 4.00%, 10/01/2025	1,062,894
	$5,200,000	Financial & Risk US Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/01/2025	5,143,684
	9,950,000	GreenSky Holdings LLC 1 mo. USD LIBOR + 3.250%, 5.56%, 03/31/2025	9,974,875
EUR	18,534,055	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	21,033,329
	$15,058,034	NFP Corp. 1 mo. USD LIBOR + 3.000%, 5.30%, 01/08/2024	14,994,037
	4,408,600	NN, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 04/02/2021	4,397,578
	13,307,963	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 10/12/2023	13,271,366

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
		Diversified Financial Services - 3.2% - (continued)
	$6,968,071	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	$6,929,329

			131,653,002

		Electric - 0.8%
	31,873,813	Calpine Construction Finance Company, L.P. 1 mo. USD LIBOR + 2.500%, 4.80%, 01/15/2025	31,814,209

		Electrical Components & Equipment - 0.1%
	5,310,000	Lumentum Holdings 1 mo. USD LIBOR + 2.500%, 0.00%, 08/07/2025(8)	5,323,275

		Energy-Alternate Sources - 1.8%
	18,513,600	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.03%, 10/31/2024	18,559,884
	10,093,683	Gulf Finance LLC 1 mo. USD LIBOR + 5.250%, 7.64%, 08/25/2023	8,247,346
	14,541,750	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 3.250%, 5.55%, 10/30/2024	14,432,687
	19,916,526	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/04/2023	19,861,158
	13,810,388	Vistra Energy Corp. 1 mo. USD LIBOR + 2.000%, 4.29%, 12/31/2025	13,760,118

			74,861,193

		Engineering & Construction - 1.0%
	30,582,875	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 06/21/2024	30,685,939
		DG Investment Intermediate Holdings, Inc.
	6,297,479	3 mo. USD LIBOR + 3.000%, 5.30%, 02/03/2025	6,258,120
	1,360,000	3 mo. USD LIBOR + 6.750%, 9.05%, 02/02/2026	1,361,700
	4,225,009	Verra Mobility Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 02/28/2025	4,247,909

			42,553,668

		Entertainment - 0.8%
	5,812,390	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.250%, 5.55%, 10/03/2023	5,806,926
	16,991,279	CityCenter Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.55%, 04/18/2024	16,943,533
	10,109,786	Scientific Games International, Inc. 2 mo. USD LIBOR + 2.750%, 5.05%, 08/14/2024	10,005,049

			32,755,508

		Environmental Control - 0.5%
	10,865,909	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.250%, 4.46%, 11/10/2023	10,859,172
EUR	9,715,650	Fluidra Finco SLU 1 mo. EURIBOR + 2.750%, 2.75%, 07/02/2025	10,997,612

			21,856,784

		Food - 1.9%
	$4,593,488	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	4,576,262
EUR	11,250,000	Froneri International plc 3 mo. EURIBOR + 2.625%, 2.63%, 01/22/2025	12,779,524
	$16,780,667	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.69%, 08/03/2022	16,680,989
	24,583,727	JBS USA LLC 3 mo. USD LIBOR + 2.500%, 4.84%, 10/30/2022	24,571,435
	15,249,407	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.29%, 05/24/2024	15,224,856
	3,473,750	Utz Quality Foods LLC 1 mo. USD LIBOR + 3.500%, 5.80%, 11/21/2024	3,482,434

			77,315,500

The accompanying notes are an integral part of these financial statements.

65

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
		Food Service - 0.3%
		8th Avenue Food & Provisions, Inc.
	$7,140,000	3 mo. USD LIBOR + 3.750%, 0.00%, 10/01/2025(8)	$7,193,550
	4,775,000	10.01%, 09/20/2026	4,804,844

			11,998,394

		Gas - 0.3%
		Messer Industries LLC
	8,840,000	1 mo. USD LIBOR + 2.500%, 0.00%, 10/01/2025(8)	8,837,790
EUR	1,515,000	3 mo. EURIBOR + 2.750% , 0.00%, 10/01/2025(8)	1,721,113

			10,558,903

		Healthcare-Products - 2.0%
	$4,034,513	Avantor, Inc. 1 mo. USD LIBOR + 4.000%, 6.30%, 11/21/2024	4,060,979
	5,466,442	Immucor, Inc. 3 mo. USD LIBOR + 5.000%, 7.39%, 06/15/2021	5,548,439
	18,809,481	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 5.64%, 02/02/2024	18,860,454
	24,390,932	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 09/27/2024	24,009,945
	40,896,770	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 09/07/2023	29,866,093

			82,345,910

		Healthcare-Services - 5.9%
	8,854,905	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.58%, 07/01/2021	8,288,192
	3,213,432	Community Health Systems, Inc. 3 mo. USD LIBOR + 3.250%, 5.56%, 01/27/2021	3,141,868
		DentalCorp Perfect Smile ULC
	1,242,497	3 mo. ICE LIBOR + 3.750%, 4.52%, 06/06/2025(9)	1,247,157
	4,960,669	1 mo. USD LIBOR + 3.750%, 6.05%, 06/06/2025	4,979,272
	2,741,320	DuPage Medical Group Ltd. 1 mo. USD LIBOR + 7.000%, 9.28%, 08/15/2025	2,741,320
	9,645,000	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/10/2025	9,437,054
		Gentiva Health Services, Inc.
	13,814,404	1 mo. USD LIBOR + 3.750%, 6.06%, 07/02/2025	13,866,208
	1,185,000	1 mo. USD LIBOR + 7.000%, 9.31%, 07/02/2026	1,208,700
		Global Medical Response, Inc.
	10,466,330	1 mo. USD LIBOR + 3.250%, 5.53%, 04/28/2022	10,147,107
	14,178,571	1 mo. USD LIBOR + 4.250%, 6.53%, 03/14/2025	13,895,000
EUR	14,319,113	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	16,222,602
	$15,432,907	Jaguar Holding Co. 3 mo. USD LIBOR + 2.500%, 4.80%, 08/18/2022	15,375,034
	25,975,022	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.14%, 06/07/2023	25,888,525
	27,362,404	One Call Corp. 1 mo. USD LIBOR + 5.250%, 7.53%, 11/25/2022	25,691,382
	13,580,499	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.250%, 5.54%, 06/30/2025	13,529,572
	5,640,863	Sound Inpatient Physicians 1 mo. USD LIBOR + 3.000%, 5.30%, 06/27/2025	5,663,764
	16,617,343	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 5.57%, 09/02/2024	16,571,645
	16,939,322	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 08/01/2024	16,882,914

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
	Healthcare-Services - 5.9% - (continued)
$25,498,149	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/06/2024	$24,063,878
	U.S. Renal Care, Inc.
11,855,442	3 mo. USD LIBOR + 4.250%, 6.64%, 12/30/2022	11,470,140
1,950,000	3 mo. USD LIBOR + 8.000%, 10.39%, 12/29/2023	1,867,125

		242,178,459

	Household Products - 0.3%
13,803,200	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	13,613,406

	Insurance - 3.4%
	Asurion LLC
9,078,834	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2023	9,082,647
38,423,700	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2024	38,444,449
16,570,000	1 mo. USD LIBOR + 6.500%, 8.80%, 08/04/2025	16,996,678
13,106,644	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 4.79%, 04/17/2020	13,073,877
4,497,400	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.83%, 03/07/2023	4,584,560
26,498,588	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	26,407,432
	Sedgwick Claims Management Services, Inc.
23,370,248	1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2021	23,355,759
8,500,000	1 mo. USD LIBOR + 5.750%, 8.05%, 02/28/2022	8,500,000

		140,445,402

	Internet - 0.5%
4,987,437	ION Trading Technologies S.a.r.l. 1 mo. USD LIBOR + 4.000%, 6.39%, 11/21/2024	4,951,278
11,153,009	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 04/04/2021	10,790,536
6,195,000	Web.com Group, Inc. 1 mo. USD LIBOR + 7.750%, 0.00%, 09/14/2026(8)	6,148,538

		21,890,352

	Investment Company Security - 0.2%
7,845,000	Aretec Group, Inc. 3 mo. USD LIBOR + 4.250%, 6.51%, 10/01/2025	7,889,167

	IT Services - 0.4%
8,791,422	NAB Holdings LLC 3 mo. USD LIBOR + 3.000%, 5.39%, 07/01/2024	8,674,232
9,100,000	Verscend Holding Corp. 3 mo. USD LIBOR + 4.500%, 6.80%, 08/27/2025	9,165,429

		17,839,661

	Leisure Time - 3.0%
59,245,847	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 12/22/2024	59,237,552
17,128,529	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/01/2024	16,935,833
23,021,384	Eldorado Resorts LLC 2 mo. USD LIBOR + 2.250%, 4.56%, 04/17/2024	23,014,248
10,419,576	Lindblad Expeditions, Inc. 6 mo. USD LIBOR + 3.500%, 5.80%, 03/21/2025	10,504,287
15,655,000	Penn National Gaming, Inc. 1 mo. USD LIBOR + 2.250%, 4.58%, 10/15/2025	15,694,137

		125,386,057

The accompanying notes are an integral part of these financial statements.

66

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
		Lodging - 2.0%
	$56,542,625	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/06/2024	$56,231,641
	25,683,512	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 4.81%, 06/08/2023	25,648,839

			81,880,480

		Machinery-Construction & Mining - 0.6%
		Brookfield WEC Holdings, Inc.
	14,365,000	1 mo. USD LIBOR + 3.750%, 6.05%, 08/01/2025	14,440,847
	2,175,000	1 mo. USD LIBOR + 6.750%, 9.05%, 08/03/2026	2,204,363
	6,205,931	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 03/23/2025	6,236,960

			22,882,170

		Machinery-Diversified - 1.2%
EUR	15,783,418	Gardner Denver, Inc. 1 mo. EURIBOR + 3.000%, 3.00%, 07/30/2024	17,913,384
		Gates Global LLC
	12,608,640	3 mo. EURIBOR + 3.000%, 3.00%, 04/01/2024	14,290,178
	$13,819,671	3 mo. USD LIBOR + 2.750%, 5.05%, 04/01/2024	13,825,890
	4,364,063	Zodiac Pool Solutions LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 07/02/2025	4,361,357

			50,390,809

		Media - 9.8%
		Advantage Sales & Marketing, Inc.
	14,557,717	1 mo. USD LIBOR + 3.250%, 5.55%, 07/23/2021	13,211,128
	5,130,000	1 mo. USD LIBOR + 6.500%, 8.80%, 07/25/2022	4,274,983
		Altice Financing S.A.
EUR	2,757,150	3 mo. EURIBOR + 2.750%, 2.75%, 01/31/2026	3,109,615
	$20,626,650	3 mo. USD LIBOR + 2.750%, 5.04%, 01/31/2026	20,085,200
	8,485,000	Altice France S.A. 1 mo. USD LIBOR + 4.000%, 6.28%, 08/14/2026	8,299,433
	12,832,550	Altice U.S. Finance I Corp. 1 mo. USD LIBOR + 2.250%, 4.55%, 07/28/2025	12,803,164
	25,340,148	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.31%, 04/30/2025	25,337,107
		CSC Holdings LLC
	25,504,564	1 mo. USD LIBOR + 2.250%, 4.53%, 07/17/2025	25,422,695
	6,218,750	1 mo. USD LIBOR + 2.500%, 4.78%, 01/25/2026	6,205,131
	568,494	Dex Media, Inc. 1 mo. USD LIBOR + 10.000%, 12.31%, 07/29/2021	576,072
	6,964,010	Houghton Mifflin Harcourt Publishing Co. 1 mo. USD LIBOR + 3.000%, 5.30%, 05/31/2021	6,380,774
	16,626,975	Maxar Technologies Ltd. 1 mo. USD LIBOR + 2.750%, 5.15%, 10/04/2024	16,078,285
	17,210,944	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 11/15/2024	17,210,944
		NEP/NCP Holdco, Inc.
	4,895,000	1 mo. USD LIBOR + 3.250%, 0.00%, 10/20/2025(8)	4,912,133
	3,255,000	1 mo. USD LIBOR + 7.000%, 0.00%, 10/19/2026(8)	3,255,000
		Numericable Group S.A.
EUR	2,625,025	3 mo. EURIBOR + 3.000%, 3.00%, 07/31/2025	2,957,269
	$9,968,200	1 mo. USD LIBOR + 2.750%, 5.05%, 07/31/2025	9,603,763

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
		Media - 9.8% - (continued)
	$13,792,762	3 mo. USD LIBOR + 3.688%, 5.97%, 01/31/2026	$13,433,599
		PSAV Holdings LLC
	25,069,025	3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	24,870,478
	8,180,000	3 mo. USD LIBOR + 7.250%, 9.78%, 09/01/2025	8,036,850
	13,411,247	Quebecor Media, Inc. 3 mo. USD LIBOR + 2.250%, 4.56%, 08/17/2020	13,416,879
	6,787,988	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.06%, 08/17/2024	6,784,594
	25,200,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 08/15/2026	25,105,500
	24,008,253	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 5.30%, 01/27/2024	24,053,388
		Unitymedia Finance LLC
	14,405,000	1 mo. USD LIBOR + 2.250%, 4.53%, 09/30/2025	14,381,664
	9,820,000	1 mo. USD LIBOR + 2.250%, 4.53%, 01/15/2026	9,800,949
EUR	3,295,000	Unitymedia Hessen GmbH & Co. KG 6 mo. EURIBOR + 2.750%, 2.75%, 01/15/2027	3,747,235
	$14,138,671	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	14,079,288
	24,490,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	24,461,837
GBP	14,075,000	Virgin Media Investment Holdings Ltd. 3 mo. GBP LIBOR + 3.250%, 3.97%, 11/15/2027	17,941,195
	$25,900,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 4.78%, 04/15/2025	25,386,403

			405,222,555

		Metal Fabricate/Hardware - 0.3%
	1,308,738	Ameriforge Group, Inc. 3 mo. USD LIBOR + 7.000%, 9.39%, 06/08/2022	1,315,282
	1,965,735	NN, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/19/2022	1,967,583
	8,725,673	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/21/2024	8,732,217

			12,015,082

		Miscellaneous Manufacturing - 1.6%
EUR	10,189,012	CTC AcquiCo GmbH 3 mo. EURIBOR + 3.000%, 3.00%, 03/07/2025	11,533,894
	$19,992,887	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.28%, 10/20/2024	19,909,517
	8,977,500	Hillman Group, Inc. 1 mo. USD LIBOR + 3.500%, 6.30%, 05/31/2025	8,806,927
	27,829,049	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.39%, 05/16/2024	27,655,118

			67,905,456

		Oil & Gas - 3.9%
	2,813,333	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.78%, 03/30/2023	2,816,850
	16,086,602	BCP Raptor LLC 2 mo. USD LIBOR + 4.250%, 6.64%, 06/24/2024	15,853,990
	12,445,000	California Resources Corp. 1 mo. USD LIBOR + 4.750%, 7.04%, 12/31/2022	12,610,892
	7,080,000	Caprock Midstream LLC 1 mo. USD LIBOR + 4.750%, 0.00%, 10/22/2025(8)	7,026,900
	27,931,174	Energy Transfer Equity L.P. 1 mo. USD LIBOR + 2.000%, 4.30%, 02/02/2024	27,911,343
		Fieldwood Energy LLC
	12,374,446	1 mo. USD LIBOR + 5.250%, 7.55%, 04/11/2022	12,428,646
	5,050,000	1 mo. USD LIBOR + 7.250%, 9.55%, 04/11/2023	4,864,817

The accompanying notes are an integral part of these financial statements.

67

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
		Oil & Gas - 3.9% - (continued)
	$16,315,000	Grizzly Acquisitions, Inc. 1 mo. USD LIBOR + 3.250%, 5.65%, 10/01/2025	$16,383,034
	5,173,610	KCA Deutag Alpha Ltd. 3 mo. USD LIBOR + 6.750%, 9.14%, 02/28/2023	5,022,696
	11,270,507	PES Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.44%, 12/31/2022	9,241,815
		PowerTeam Services, LLC
	19,265,068	3 mo. USD LIBOR + 3.250%, 5.64%, 03/06/2025	19,168,743
	2,330,000	3 mo. USD LIBOR + 7.250%, 9.64%, 03/06/2026	2,328,555
	6,980,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.60%, 09/27/2024	7,019,297
	17,500,000	Ultra Resources, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 04/12/2024	16,356,200

			159,033,778

		Oil & Gas Services - 0.8%
	17,531,960	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 5.28%, 11/23/2020	17,273,363
		EG Group Ltd.
EUR	2,630,203	3 mo. EURIBOR + 4.000%, 4.00%, 02/06/2025	2,985,297
	1,339,982	3 mo. EURIBOR + 4.000%, 4.00%, 02/06/2025(9)	1,519,629
		Utex Industries, Inc.
	$6,978,504	1 mo. USD LIBOR + 4.000%, 6.30%, 05/22/2021	6,821,488
	3,000,000	1 mo. USD LIBOR + 7.250%, 9.55%, 05/22/2022	2,919,990

			31,519,767

		Packaging & Containers - 3.5%
	20,368,950	Berlin Packaging LLC 1 mo. USD LIBOR + 3.000%, 5.28%, 11/07/2025	20,332,082
	12,042,416	Berry Global, Inc. 1 mo. USD LIBOR + 2.000%, 4.28%, 10/01/2022	12,033,385
EUR	4,259,325	Crown Americas LLC 1 mo. EURIBOR + 2.375%, 2.38%, 04/03/2025	4,852,982
		Flex Acquisition Co., Inc.
	$28,140,310	3 mo. USD LIBOR + 3.000%, 5.26%, 12/29/2023	28,058,141
	25,730,513	1 mo. USD LIBOR + 3.250%, 5.51%, 06/29/2025	25,744,407
	7,132,950	Plastipak Packaging, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 10/14/2024	7,110,695
		Proampac PG Borrower LLC
	7,864,440	1 mo. USD LIBOR + 3.500%, 5.84%, 11/18/2023	7,872,305
	3,105,000	1 mo. USD LIBOR + 8.500%, 10.81%, 11/18/2024	3,110,185
	33,907,682	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/05/2023	33,907,682

			143,021,864

		Pharmaceuticals - 2.3%
	8,476,786	Amneal Pharmaceuticals LLC 3 mo. USD LIBOR + 3.500%, 5.81%, 05/04/2025	8,517,050
	24,044,630	Endo Luxembourg Finance Co. S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.56%, 04/29/2024	24,129,748
		IQVIA, Inc.
	3,878,730	3 mo. USD LIBOR + 2.000%, 4.39%, 03/07/2024	3,883,579
	3,301,650	3 mo. USD LIBOR + 2.000%, 4.39%, 01/17/2025	3,301,650
	7,525,018	NVA Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 5.05%, 02/02/2025	7,449,768

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
		Pharmaceuticals - 2.3% - (continued)
	$47,488,738	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.27%, 06/01/2025	$47,477,815

			94,759,610

		Real Estate - 0.5%
	20,319,318	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.28%, 12/20/2024	20,257,954

		REITS - 0.8%
	31,487,625	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.30%, 03/21/2025	31,375,214

		Retail - 5.2%
	10,299,011	Albertsons LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 08/25/2021	10,279,134
	15,000,000	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 0.00%, 02/16/2024(8)	14,936,250
	28,508,600	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.30%, 09/25/2024	28,498,337
EUR	11,336,588	Coty Inc. 1 mo. EURIBOR + 2.500%, 2.50%, 04/07/2025	12,659,469
	$33,178,759	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 04/07/2025	32,459,776
	7,500,000	Foundation Building Materials Holding Co. LLC 1 mo. USD LIBOR + 3.250%, 5.53%, 08/13/2025	7,415,625
	6,000,000	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 08/18/2023	5,895,000
	8,997,730	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.500%, 4.79%, 01/28/2023	8,927,457
	13,795,672	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.53%, 10/25/2020	12,546,336
	12,559,978	Petco Animal Supplies, Inc. 3 mo. USD LIBOR + 3.250%, 5.78%, 01/26/2023	9,690,023
	18,570,678	PetSmart, Inc. 1 mo. USD LIBOR + 3.000%, 5.28%, 03/11/2022	15,698,537
	9,286,725	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.28%, 06/06/2025	9,333,159
	8,000,000	Smart & Final Stores LLC 1 mo. USD LIBOR + 3.500%, 5.80%, 11/15/2022	7,717,520
	13,917,181	Sports Authority, Inc. 1 mo. USD LIBOR + 6.000%, 0.00%, 11/16/2018(8)(10)	13,917
	20,926,863	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 6.34%, 09/12/2024	20,862,826
	16,203,957	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 06/27/2023	16,169,605

			213,102,971

		Semiconductors - 0.6%
	4,792,268	Integrated Device Technology, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 04/04/2024	4,792,268
	18,448,400	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	18,374,607

			23,166,875

		Software - 8.1%
		Almonde, Inc.
	24,208,524	3 mo. USD LIBOR + 3.500%, 5.89%, 06/13/2024	24,053,832
	9,320,000	3 mo. USD LIBOR + 7.250%, 9.64%, 06/13/2025	9,160,814
	33,388,451	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2024	33,334,362
	12,442,500	Cypress Intermediate Holdings , Inc. 1 mo. USD LIBOR + 3.000%, 5.31%, 04/26/2024	12,444,740
	2,493,632	DTI Holdco, Inc. 1 mo. USD LIBOR + 4.750%, 7.28%, 09/30/2023	2,375,184

The accompanying notes are an integral part of these financial statements.

68

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
		Software - 8.1% - (continued)
	$20,327,455	Epicor Software Corp. 1 mo. USD LIBOR + 3.250%, 5.56%, 06/01/2022	$20,362,418
	16,182,033	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.55%, 12/22/2023	16,222,488
		First Data Corp.
	23,512,396	1 mo. USD LIBOR + 2.000%, 4.29%, 07/08/2022	23,427,281
	35,439,548	1 mo. USD LIBOR + 2.000%, 4.29%, 04/26/2024	35,232,936
		Hyland Software, Inc.
	10,694,346	1 mo. USD LIBOR + 3.250%, 5.55%, 07/01/2022	10,745,571
	1,885,000	1 mo. USD LIBOR + 7.000%, 9.30%, 07/07/2025	1,887,828
		Infor U.S., Inc.
EUR	3,686,911	3 mo. EURIBOR + 2.250%, 3.25%, 02/01/2022	4,184,166
	$11,308,285	1 mo. USD LIBOR + 2.750%, 5.14%, 02/01/2022	11,260,225
	2,282,906	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	2,275,052
		Quest Software U.S. Holdings, Inc.
	10,275,000	3 mo. USD LIBOR + 4.250%, 6.78%, 05/16/2025	10,303,873
	2,000,000	3 mo. USD LIBOR + 8.250%, 10.78%, 05/16/2026	1,983,760
	15,630,954	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	15,577,183
		SkillSoft Corp.
	18,598,729	3 mo. USD LIBOR + 4.750%, 7.05%, 04/28/2021	17,150,632
	7,450,000	3 mo. USD LIBOR + 8.250%, 10.55%, 04/28/2022	5,886,841
	2,135,000	Sound Inpatient Physicians 1 mo. USD LIBOR + 6.750%, 9.05%, 06/26/2026	2,135,000
	34,717,479	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	34,515,913
	8,260,000	Web.com Group, Inc. 1 mo. USD LIBOR + 3.750%, 0.00%, 10/10/2025(8)	8,241,911
	27,474,414	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 06/30/2023	27,497,218

			330,259,228

		Telecommunications - 4.9%
	9,850,000	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.04%, 07/15/2025	9,594,688
	37,109,033	CenturyLink, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 01/31/2025	36,691,556
	13,789,712	Frontier Communications Corp. 1 mo. USD LIBOR + 3.750%, 6.06%, 06/15/2024	13,320,861
	31,352,500	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 02/22/2024	31,367,235
	61,066,700	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 02/02/2024	61,009,298
	31,181,958	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/15/2024	29,890,713
	7,895,000	Zacapa LLC 1 mo. USD LIBOR + 5.000%, 7.39%, 07/02/2025	7,931,159
	13,776,986	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 01/19/2024	13,783,461

			203,588,971

		Textiles - 0.2%
		International Textile Group, Inc.
	3,478,125	3 mo. USD LIBOR + 5.000%, 7.26%, 05/01/2024	3,486,820

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 89.5%(7) - (continued)
	Textiles - 0.2% - (continued)
$3,500,000	3 mo. USD LIBOR + 9.000%, 11.26%, 05/01/2025	$3,491,250

		6,978,070

	Transportation - 0.8%
7,847,525	Kenan Advantage Group, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 07/31/2022	7,830,339
23,664,886	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.77%, 08/01/2025	23,812,792

		31,643,131

	Total Senior Floating Rate Interests (cost $3,730,289,388)	$3,679,005,736

COMMON STOCKS - 0.7%
	Consumer Services - 0.0%
57,891	Caesars Entertainment Corp.*	$497,284

	Energy - 0.4%
2,037,975	Ascent Resources - Marcellus LLC Class A*(11)(12)	6,419,621
15,581	F & W Publications, Inc.(11)(12)	—
418,220,006	KCA Deutag*(11)(12)(13)	2,760,252
43,330	Paragon Offshore Ltd., Litigation*	565,675
544,947	Philadelphia Energy Solutions Class A*	3,814,629
389,285	Templar Energy LLC Class A*	291,964
112,212	Texgen Power LLC(11)(12)	3,572,437

		17,424,578

	Insurance - 0.3%
175,508	AFG Holdings, Inc.	10,354,972

	Total Common Stocks (cost $30,680,708)	$28,276,834

ESCROWS(15) - 0.0%
	Energy - 0.0%
160,856	Paragon Offshore Ltd. 0.00%,*	$—

	Utilities - 0.0%
70,000,000	TCEH Corp. 0.00%,*(11)(12)	70

	Total Escrows (cost $—)	$70

EXCHANGE-TRADED FUNDS - 0.8%
	Other Investment Pools & Funds - 0.8%
164,500	iShares iBoxx High Yield Corporate Bond ETF	$13,875,575
422,200	SPDR Blackstone / GSO Senior Loan ETF	19,851,844

		33,727,419

	Total Exchange-Traded Funds (cost $33,976,595)	$33,727,419

WARRANTS - 0.0%
	Energy - 0.0%
85,759	Ascent Resources Expires 3/30/23*(11)(12)	$11,149
110,262	Ascent Resources Expires 3/30/23*(11)(12)	18,745
523,280	Ascent Resources - Marcellus LLC Expires 3/30/2023*(11)(12)	41,862

		71,756

	Total Warrants (cost $71,756)	$71,756

	Total Long-Term Investments (cost $4,191,805,684)	$4,112,248,327

The accompanying notes are an integral part of these financial statements.

69

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 2.0%
$82,501,523	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(14)	$82,501,523

	Total Short-Term Investments (cost $82,501,523)	$82,501,523

Total Investments (cost $4,274,307,207)	102.0%	$4,194,749,850
Other Assets and Liabilities	(2.0)%	(82,021,328)

Total Net Assets	100.0%	$4,112,728,522

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $268,245,326, representing 6.5% of net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $44,994,630, representing 1.1% of net assets.

(6)	Security is a zero-coupon bond.

(7)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2018, the aggregate value of the unfunded commitment was $2,766,786, which rounds to zero percent of total net assets.

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(11)	Investment valued using significant unobservable inputs.

(12)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $12,824,136, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(13)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $2,760,252 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	418,220,006	$5,667,717	$2,760,252

(14)	Current yield as of period end.

(15)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.31.V1	USD	29,445,000	5.00%	12/20/23	Quarterly	$1,586,681	$1,699,841	$113,160

Total						$1,586,681	$1,699,841	$113,160

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

70

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Total Return Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Markit IBOXX USD Liquid Leverage Loan Index	JPM	USD	61,440,000	(2.33%)	12/20/18	Quarterly	$—	$(179,773)	$42,659	$222,432

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,747,127	EUR	5,385,092	USD	HSBC	11/30/18	$4,608	$—
269,129,943	USD	236,731,363	EUR	SSG	11/30/18	354,542	—
6,072,150	USD	5,310,000	EUR	SSG	11/30/18	43,386	—
19,608,131	USD	15,286,071	GBP	BMO	11/30/18	43,485	—

Total						$446,021	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMT	Constant Maturity Treasury Index

Index Abbreviations: – (continued)
ICE	Intercontinental Exchange, Inc.
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets

Other Abbreviations:
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PIK	Payment-in-kind
SPDR	Standard & Poor’s Depositary Receipt

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$354,282,314	$—	$354,282,314	$—
Foreign Government Obligations	16,884,198	—	16,884,198	—
Senior Floating Rate Interests	3,679,005,736	—	3,679,005,736	—
Common Stocks
Consumer Services	497,284	497,284	—	—
Energy	17,424,578	—	4,672,268	12,752,310
Insurance	10,354,972	—	10,354,972	—
Escrows	70	—	—	70
Exchange-Traded Funds	33,727,419	33,727,419	—	—
Warrants	71,756	—	—	71,756
Short-Term Investments	82,501,523	82,501,523	—	—
Foreign Currency Contracts(2)	446,021	—	446,021	—
Swaps - Credit Default(2)	113,160	—	113,160	—
Swaps - Total Return(2)	222,432	—	222,432	—

Total	$4,195,531,463	$116,726,226	$4,065,981,101	$12,824,136

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

71

The Hartford Floating Rate High Income Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 11.8%
		Advertising - 0.0%
	$300,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$99,000

		Auto Parts & Equipment - 0.2%
	1,000,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	857,500

		Biotechnology - 0.1%
	280,000	Sotera Health Topco, Inc. (8.13% Cash, 8.88% PIK) 8.13%, 11/01/2021(1)(2)	275,100

		Chemicals - 0.6%
	2,000,000	Starfruit Finco B.V. / Starfruit US Holdco LLC 8.00%, 10/01/2026(1)	1,940,000
	1,375,000	Yingde Gases Investment Ltd. 6.25%, 01/19/2023(1)	1,284,798

			3,224,798

		Coal - 0.3%
	825,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	697,538
	915,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	812,062
	405,000	Peabody Energy Corp. 6.00%, 03/31/2022(1)	402,975

			1,912,575

		Commercial Banks - 2.3%
	1,400,000	Banco Bilbao Vizcaya Argentaria S.A. 5 year USD Swap + 3.870%, 6.13%, 11/16/2027(3)(4)	1,205,750
EUR	800,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(3)(4)(5)	861,871
	$228,000	Banco Santander S.A. 2.00%, 03/18/2019(3)	191,178
		BNP Paribas S.A.
	625,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(3)(4)	550,781
	675,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(3)(4)	701,156
	710,000	Credit Agricole S.A. 5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(3)(4)	733,963
	1,650,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(3)(4)	1,605,642
EUR	675,000	Danske Bank A/S 5 year EUR Swap + 5.471%, 5.88%, 04/06/2022(3)(4)(5)	772,200
	$1,000,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	925,000
	925,000	HSBC Holdings plc 5 year USD ICE Swap + 4.368%, 6.38%, 03/30/2025(3)(4)	898,406
	1,625,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(4)	1,472,656
	1,000,000	Itau Unibanco Holding S.A. 5 year CMT Swap + 3.981%, 6.13%, 12/12/2022(1)(3)(4)	961,250
	500,000	Turkiye Garanti Bankasi AS 5.88%, 03/16/2023(5)	462,600
		UniCredit S.p.A.
EUR	550,000	5 year EUR Swap + 4.925%, 5.38%, 06/03/2025(3)(4)(5)	526,364
	1,125,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(3)(4)(5)	1,192,836

			13,061,653

		Commercial Services - 0.9%
	$1,725,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, 03/15/2025(1)	1,535,250
	1,840,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	1,812,400
	1,250,000	Garda World Security Corp. 8.75%, 05/15/2025(1)	1,175,000
	1,000,000	Team Health Holdings, Inc. 6.38%, 02/01/2025(1)	862,500

			5,385,150

		Diversified Financial Services - 0.3%
	1,950,000	Navient Corp. 5.88%, 10/25/2024	1,837,875

		Electric - 0.2%
	1,000,000	Calpine Corp. 5.75%, 01/15/2025	893,550

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 11.8% - (continued)
		Energy - Alternate Sources - 0.2%
	$1,135,000	Rio Energy S.A. / UGEN S.A. / UENSA S.A. 6.88%, 02/01/2025(1)	$893,813

		Entertainment - 0.5%
	1,725,000	Codere Finance 2 Luxembourg S.A. 7.63%, 11/01/2021(1)	1,579,410
EUR	1,285,000	LHMC Finco S.a.r.l. 3 mo. EURIBOR + 5.750%, 5.75%, 12/20/2023(1)(4)	1,483,354

			3,062,764

		Food - 0.4%
GBP	129,703	Iceland Bondco plc 3 mo. GBP LIBOR+ 4.25%, 5.06%, 07/15/2020(1)(4)	164,958
	$2,000,000	MARB BondCo plc 6.88%, 01/19/2025(1)	1,879,400

			2,044,358

		Household Products - 0.4%
	500,000	Coty, Inc. 6.50%, 04/15/2026(1)	466,250
	2,000,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	1,570,000

			2,036,250

		Household Products/Wares - 0.3%
EUR	1,600,000	Diamond BC B.V. 5.63%, 08/15/2025(5)	1,704,419

		Iron/Steel - 1.0%
	$1,725,000	AK Steel Corp. 7.00%, 03/15/2027	1,526,625
	1,700,000	CSN Islands XI Corp. 6.88%, 09/21/2019(5)	1,693,625
	1,250,000	CSN Resources S.A. 7.63%, 02/13/2023(1)	1,154,700
	1,500,000	Koks OAO Via Koks Finance DAC 7.50%, 05/04/2022(5)	1,499,400

			5,874,350

		Media - 0.2%
	800,000	Altice Luxembourg S.A. 7.75%, 05/15/2022(1)	745,000
	650,000	DISH DBS Corp. 5.88%, 07/15/2022	614,250

			1,359,250

		Metal Fabricate/Hardware - 0.5%
	2,000,000	Hillman Group, Inc. 6.38%, 07/15/2022(1)	1,760,000
	1,150,000	Novelis Corp. 6.25%, 08/15/2024(1)	1,138,500

			2,898,500

		Mining - 0.5%
	675,000	Constellium N.V. 6.63%, 03/01/2025(1)	661,500
		First Quantum Minerals Ltd.
	905,000	7.25%, 04/01/2023(1)	835,994
	800,000	7.50%, 04/01/2025(1)	714,000
	975,000	New Gold, Inc. 6.25%, 11/15/2022(1)	848,250

			3,059,744

		Oil & Gas - 0.6%
	2,000,000	Chesapeake Energy Corp. 7.00%, 10/01/2024	1,957,500
	600,000	Sable Permian Resources LLC / AEPB Finance Corp. 3 mo. USD LIBOR + 6.500%, 9.06%, 08/01/2019(1)(4)	540,000
	935,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	871,887

			3,369,387

		Packaging & Containers - 0.1%
	785,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.00%, 07/15/2024(1)	785,491

		Pharmaceuticals - 0.2%
EUR	1,250,000	Rossini S.a.r.l. 3 mo. EURIBOR + 6.250%, 6.25%, 10/30/2025(1)(4)	1,428,343

The accompanying notes are an integral part of these financial statements.

72

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 11.8% - (continued)
		Retail - 0.9%
	$830,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	$834,817
		Ferrellgas L.P. / Ferrellgas Finance Corp.
	1,625,000	6.50%, 05/01/2021	1,454,375
	300,000	6.75%, 01/15/2022	260,250
	1,335,000	PetSmart, Inc. 5.88%, 06/01/2025(1)	1,041,300
	2,000,000	Staples, Inc. 8.50%, 09/15/2025(1)	1,810,000

			5,400,742

		Telecommunications - 0.4%
	1,000,000	Frontier Communications Corp. 8.50%, 04/01/2026(1)	928,750
	450,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	458,943
	750,000	Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/2025(5)	678,840

			2,066,533

		Toys/Games/Hobbies - 0.1%
	750,000	Mattel, Inc. 6.75%, 12/31/2025(1)	718,125

		Transportation - 0.5%
	1,090,000	Hertz Corp. 7.63%, 06/01/2022(1)	1,044,166
	2,000,000	Rumo Luxembourg S.a.r.l. 5.88%, 01/18/2025(1)	1,902,520

			2,946,686

		Water - 0.1%
	740,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	712,257

		Total Corporate Bonds (cost $72,993,479)	$67,908,213

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
		Argentina - 0.1%
	925,000	Argentine Republic Government International Bond 5.88%, 01/11/2028	$712,250

		Tunisia - 0.2%
EUR	945,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(1)	1,052,961

		Ukraine - 0.3%
	$1,990,000	Ukraine Government International Bond 0.00%, 02/28/2019(1)(6)	1,960,150

		Total Foreign Government Obligations (cost $3,707,454)	$3,725,361

SENIOR FLOATING RATE INTERESTS - 86.2%(7)
		Advertising - 0.2%
	1,542,050	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 09/26/2021	$1,139,713

		Aerospace/Defense - 1.7%
	1,420,863	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.78%, 12/11/2024	1,418,489
		TransDigm, Inc.
	5,026,661	1 mo. USD LIBOR + 2.500%, 4.80%, 06/09/2023	4,999,718
	3,164,100	1 mo. USD LIBOR + 2.500%, 4.80%, 05/30/2025	3,145,179

			9,563,386

		Agriculture - 0.1%
	316,171	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 9.55%, 11/15/2021	279,021

		Auto Manufacturers - 0.9%
	2,725,000	Navistar Financial Corp. 1 mo. USD LIBOR + 3.750%, 6.06%, 07/25/2025	2,731,812
	2,595,388	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.78%, 11/06/2024	2,597,542

			5,329,354

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.2%(7) - (continued)
		Beverages - 0.2%
EUR	1,000,000	Refresco Group BV 3 mo. EURIBOR + 3.250%, 3.25%, 03/28/2025	$1,130,759

		Biotechnology - 1.4%
		Lifescan Global Corp.
	$2,250,000	1 mo. USD LIBOR + 6.000%, 8.40%, 09/27/2024	2,194,695
	500,000	1 mo. USD LIBOR + 9.500%, 11.90%, 09/26/2025	487,500
	5,552,331	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/15/2022	5,556,940

			8,239,135

		Chemicals - 1.5%
EUR	1,632,663	Diamond (BC) B.V. 3 mo. EURIBOR + 3.250%, 3.25%, 09/06/2024	1,836,236
		LTI Holdings, Inc.
	$2,055,000	1 mo. USD LIBOR + 3.500%, 5.80%, 09/06/2025	2,052,431
	190,000	1 mo. USD LIBOR + 6.750%, 9.05%, 09/06/2026	189,170
	840,789	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.250%, 5.66%, 06/09/2023	844,993
		Starfruit Finco B.V.
EUR	1,170,000	3 mo. EURIBOR + 3.750%, 3.75%, 10/01/2025	1,335,140
	$2,475,000	1 mo. USD LIBOR + 3.250%, 5.51%, 10/01/2025	2,465,719

			8,723,689

		Coal - 0.3%
	1,935,952	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.28%, 03/28/2022	1,939,592

		Commercial Services - 6.9%
		Allied Universal Holdco LLC
	1,545,000	3 mo. USD LIBOR + 4.250%, 0.00%, 07/28/2022(8)	1,542,111
	3,686,336	3 mo. USD LIBOR + 3.750%, 6.14%, 07/28/2022	3,654,080
	2,255,000	APX Group, Inc. 1 mo. USD LIBOR + 5.000%, 7.32%, 03/31/2024	2,232,450
	4,124,663	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	4,127,261
	3,264,465	BrightView Landscapes, LLC 1 mo. USD LIBOR + 2.500%, 4.81%, 08/15/2025	3,263,453
	687,739	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 8.30%, 03/24/2025	697,196
	1,500,000	DuPage Medical Group Ltd. 1 mo. USD LIBOR + 2.750%, 5.05%, 08/15/2024	1,487,340
	3,555,000	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 0.00%, 06/20/2025(8)	3,557,240
EUR	500,000	Evergood 4 ApS EURIBOR + 3.750%, 0.00%, 02/06/2025(8)	570,069
	$1,959,494	Hertz Corp. 3 mo. USD LIBOR + 2.750%, 5.06%, 06/30/2023	1,946,541
	1,981,363	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/15/2023	1,972,209
	—	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.55%, 06/01/2023	—
EUR	5,240,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	5,977,939
	$3,834,225	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/01/2024	3,833,266
	3,371,550	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 06/19/2025	3,362,514
	1,775,813	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.15%, 11/29/2024	1,783,591

			40,007,260

		Construction Materials - 0.6%
	2,064,467	Forterra Finance LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 10/25/2023	1,897,059

The accompanying notes are an integral part of these financial statements.

73

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.2%(7) - (continued)
		Construction Materials - 0.6% - (continued)
	$1,805,475	Pisces Midco, Inc. 1 mo. USD LIBOR + 3.750%, 6.18%, 04/12/2025	$1,797,585

			3,694,644

		Distribution/Wholesale - 0.2%
	1,107,225	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.40%, 07/02/2025	1,108,609

		Diversified Financial Services - 3.6%
	600,000	Aretec Group, Inc. 3 mo. USD LIBOR + 8.250%, 0.00%, 10/01/2026(8)	597,750
		Crown Finance U.S., Inc.
EUR	2,527,300	1 mo. EURIBOR + 2.625%, 2.63%, 02/28/2025	2,869,102
	$4,387,950	1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	4,366,449
EUR	130,000	Financial & Risk Holdings, Inc. EURIBOR + 4.000%, 4.00%, 10/01/2025	147,782
	$720,000	Financial & Risk US Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/01/2025	712,202
	1,990,000	GreenSky Holdings LLC 1 mo. USD LIBOR + 3.250%, 5.56%, 03/31/2025	1,994,975
EUR	3,920,241	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	4,448,877
	$2,829,203	NFP Corp. 1 mo. USD LIBOR + 3.000%, 5.30%, 01/08/2024	2,817,179
	629,800	NN, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 04/02/2021	628,226
	1,149,525	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 10/12/2023	1,146,364
	747,903	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	743,745

			20,472,651

		Electrical Components & Equipment - 0.2%
	935,000	Lumentum Holdings 1 mo. USD LIBOR + 2.500%, 0.00%, 08/07/2025(8)	937,337

		Energy - Alternate Sources - 1.5%
	3,087,263	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.03%, 10/31/2024	3,094,981
	1,587,703	Gulf Finance LLC 1 mo. USD LIBOR + 5.250%, 7.64%, 08/25/2023	1,297,280
	1,086,788	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 3.250%, 5.55%, 10/30/2024	1,078,637
	1,364,726	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/04/2023	1,360,932
	1,536,150	Vistra Energy Corp. 1 mo. USD LIBOR + 2.000%, 4.29%, 12/31/2025	1,530,558

			8,362,388

		Engineering & Construction - 1.2%
	4,789,375	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 06/21/2024	4,805,515
		DG Investment Intermediate Holdings, Inc.
	693,669	3 mo. USD LIBOR + 3.000%, 5.30%, 02/03/2025	689,334
	325,000	3 mo. USD LIBOR + 6.750%, 9.05%, 02/02/2026	325,406
	930,325	Verra Mobility Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 02/28/2025	935,368

			6,755,623

		Entertainment - 0.4%
	818,056	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.250%, 5.55%, 10/03/2023	817,287
	1,534,962	Scientific Games International, Inc. 2 mo. USD LIBOR + 2.750%, 5.05%, 08/14/2024	1,519,060

			2,336,347

		Environmental Control - 0.5%
EUR	2,648,363	Fluidra Finco SLU 1 mo. EURIBOR + 2.750%, 2.75%, 07/02/2025	2,997,809

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.2%(7) - (continued)
		Food - 0.9%
	$568,575	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	$566,443
EUR	2,250,000	Froneri International plc 3 mo. EURIBOR + 2.625%, 2.63%, 01/22/2025	2,555,905
	$1,519,669	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.29%, 05/24/2024	1,517,222
	496,250	Utz Quality Foods LLC 1 mo. USD LIBOR + 3.500%, 5.80%, 11/21/2024	497,491

			5,137,061

		Gas - 0.3%
		Messer Industries LLC
	985,000	1 mo. USD LIBOR + 2.500%, 0.00%, 10/01/2025(8)	984,754
EUR	755,000	3 mo. EURIBOR + 2.750% , 0.00%, 10/01/2025(8)	857,716

			1,842,470

		Healthcare - Products - 2.0%
	$506,175	Avantor, Inc. 1 mo. USD LIBOR + 4.000%, 6.30%, 11/21/2024	509,496
	767,354	Immucor, Inc. 3 mo. USD LIBOR + 5.000%, 7.39%, 06/15/2021	778,864
	1,502,473	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 5.64%, 02/02/2024	1,506,544
	4,205,281	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 09/27/2024	4,139,594
	6,131,395	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 09/07/2023	4,477,636

			11,412,134

		Healthcare - Services - 5.4%
	1,554,314	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.58%, 07/01/2021	1,454,838
	360,710	Community Health Systems, Inc. 3 mo. USD LIBOR + 3.250%, 5.56%, 01/27/2021	352,677
		DentalCorp Perfect Smile ULC
	170,843	3 mo. ICE LIBOR + 3.750%, 4.52%, 06/06/2025(9)	171,484
	682,092	1 mo. USD LIBOR + 3.750%, 6.05%, 06/06/2025	684,650
	1,370,660	DuPage Medical Group Ltd. 1 mo. USD LIBOR + 7.000%, 9.28%, 08/15/2025	1,370,660
	1,375,000	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/10/2025	1,345,355
		Gentiva Health Services, Inc.
	1,893,584	1 mo. USD LIBOR + 3.750%, 6.06%, 07/02/2025	1,900,685
	165,000	1 mo. USD LIBOR + 7.000%, 9.31%, 07/02/2026	168,300
	2,358,369	Global Medical Response, Inc. 1 mo. USD LIBOR + 4.250%, 6.53%, 03/14/2025	2,311,202
EUR	4,458,825	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	5,051,552
	$1,959,712	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.14%, 06/07/2023	1,953,186
	3,603,194	One Call Corp. 1 mo. USD LIBOR + 5.250%, 7.53%, 11/25/2022	3,383,147
	1,744,340	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.250%, 5.54%, 06/30/2025	1,737,799
	773,063	Sound Inpatient Physicians 1 mo. USD LIBOR + 3.000%, 5.30%, 06/27/2025	776,201
	2,654,399	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 5.57%, 09/02/2024	2,647,099
	3,775,386	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/06/2024	3,563,021
		U.S. Renal Care, Inc.
	1,470,384	3 mo. USD LIBOR + 4.250%, 6.64%, 12/30/2022	1,422,596
	725,000	3 mo. USD LIBOR + 8.000%, 10.39%, 12/29/2023	694,188

			30,988,640

The accompanying notes are an integral part of these financial statements.

74

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 86.2%(7) - (continued)
	Household Products - 0.4%
$2,543,287	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	$2,508,317

	Insurance - 4.3%
	Asurion LLC
282,784	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2023	282,903
11,595,938	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2024	11,602,199
4,145,000	1 mo. USD LIBOR + 6.500%, 8.80%, 08/04/2025	4,251,734
900,475	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.83%, 03/07/2023	917,926
3,610,950	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	3,598,529
	Sedgwick Claims Management Services, Inc.
3,093,199	1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2021	3,091,281
1,125,000	1 mo. USD LIBOR + 5.750%, 8.05%, 02/28/2022	1,125,000

		24,869,572

	Internet - 0.4%
498,744	ION Trading Technologies S.a.r.l. 1 mo. USD LIBOR + 4.000%, 6.39%, 11/21/2024	495,128
1,260,440	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 04/04/2021	1,219,475
855,000	Web.com Group, Inc. 1 mo. USD LIBOR + 7.750%, 0.00%, 09/14/2026(8)	848,588

		2,563,191

	Investment Company Security - 0.2%
1,175,000	Aretec Group, Inc. 3 mo. USD LIBOR + 4.250%, 6.51%, 10/01/2025	1,181,615

	IT Services - 0.4%
1,054,377	NAB Holdings LLC 3 mo. USD LIBOR + 3.000%, 5.39%, 07/01/2024	1,040,322
1,400,000	Verscend Holding Corp. 3 mo. USD LIBOR + 4.500%, 6.80%, 08/27/2025	1,410,066

		2,450,388

	Leisure Time - 2.8%
9,796,453	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 12/22/2024	9,795,081
1,372,833	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/01/2024	1,357,389
1,875,472	Lindblad Expeditions, Inc. 6 mo. USD LIBOR + 3.500%, 5.80%, 03/21/2025	1,890,720
2,870,000	Penn National Gaming, Inc. 1 mo. USD LIBOR + 2.250%, 4.58%, 10/15/2025	2,877,175

		15,920,365

	Lodging - 2.7%
12,332,361	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/06/2024	12,264,533
3,337,307	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 4.81%, 06/08/2023	3,332,801

		15,597,334

	Machinery - Construction & Mining - 0.5%
	Brookfield WEC Holdings, Inc.
1,130,000	1 mo. USD LIBOR + 3.750%, 6.05%, 08/01/2025	1,135,966
565,000	1 mo. USD LIBOR + 6.750%, 9.05%, 08/03/2026	572,628
1,327,545	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 03/23/2025	1,334,183

		3,042,777

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.2%(7) - (continued)
		Machinery - Diversified - 1.5%
EUR	4,524,300	Gardner Denver, Inc. 1 mo. EURIBOR + 3.000%, 3.00%, 07/30/2024	$5,134,853
	3,152,160	Gates Global LLC 3 mo. EURIBOR + 3.000%, 3.00%, 04/01/2024	3,572,544

			8,707,397

		Media - 10.5%
		Advantage Sales & Marketing, Inc.
	$2,252,377	1 mo. USD LIBOR + 3.250%, 5.55%, 07/23/2021	2,044,032
	570,000	1 mo. USD LIBOR + 6.500%, 8.80%, 07/25/2022	474,998
		Altice Financing S.A.
EUR	1,786,950	3 mo. EURIBOR + 2.750%, 2.75%, 01/31/2026	2,015,388
	$2,361,150	3 mo. USD LIBOR + 2.750%, 5.04%, 01/31/2026	2,299,170
	1,235,000	Altice France S.A. 1 mo. USD LIBOR + 4.000%, 6.28%, 08/14/2026	1,207,991
	2,466,275	Altice U.S. Finance I Corp. 1 mo. USD LIBOR + 2.250%, 4.55%, 07/28/2025	2,460,627
	2,010,918	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.31%, 04/30/2025	2,010,677
		CSC Holdings LLC
	1,829,396	1 mo. USD LIBOR + 2.250%, 4.53%, 07/17/2025	1,823,524
	1,716,375	1 mo. USD LIBOR + 2.500%, 4.78%, 01/25/2026	1,712,616
	945,116	Houghton Mifflin Harcourt Publishing Co. 1 mo. USD LIBOR + 3.000%, 5.30%, 05/31/2021	865,962
	2,876,590	Maxar Technologies Ltd. 1 mo. USD LIBOR + 2.750%, 5.15%, 10/04/2024	2,781,663
	2,095,707	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 11/15/2024	2,095,707
EUR	335,000	NEP Europe Finco B.V. EURIBOR + 3.500%, 0.00%, 10/20/2025(8)	382,523
		NEP/NCP Holdco, Inc.
	$1,045,000	1 mo. USD LIBOR + 3.250%, 0.00%, 10/20/2025(8)	1,048,658
	490,000	1 mo. USD LIBOR + 7.000%, 0.00%, 10/19/2026(8)	490,000
		Numericable Group S.A.
EUR	1,314,975	3 mo. EURIBOR + 3.000%, 3.00%, 07/31/2025	1,481,409
	$1,812,400	1 mo. USD LIBOR + 2.750%, 5.05%, 07/31/2025	1,746,139
	1,311,223	3 mo. USD LIBOR + 3.688%, 5.97%, 01/31/2026	1,277,079
		PSAV Holdings LLC
	3,984,975	3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	3,953,414
	2,725,000	3 mo. USD LIBOR + 7.250%, 9.78%, 09/01/2025	2,677,312
	1,356,600	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.06%, 08/17/2024	1,355,922
	3,455,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 08/15/2026	3,442,044
	3,056,815	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 5.30%, 01/27/2024	3,062,562
	2,025,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 09/30/2025	2,021,720
EUR	1,645,000	Unitymedia Hessen GmbH & Co. KG 6 mo. EURIBOR + 2.750%, 2.75%, 01/15/2027	1,870,774
	$1,578,367	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	1,571,738
	3,970,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	3,965,434
GBP	1,925,000	Virgin Media Investment Holdings Ltd. 3 mo. GBP LIBOR + 3.250%, 3.97%, 11/15/2027	2,453,769
EUR	2,000,000	Ziggo Secured Finance B.V. 6 mo. EURIBOR + 3.000%, 3.00%, 04/15/2025	2,260,951
	$3,850,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 4.78%, 04/15/2025	3,773,654

			60,627,457

The accompanying notes are an integral part of these financial statements.

75

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.2%(7) - (continued)
		Metal Fabricate/Hardware - 0.1%
	$259,602	Ameriforge Group, Inc. 3 mo. USD LIBOR + 7.000%, 9.39%, 06/08/2022	$260,900
	491,434	NN, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/19/2022	491,896

			752,796

		Miscellaneous Manufacturing - 2.1%
EUR	1,317,191	CTC AcquiCo GmbH 3 mo. EURIBOR + 3.000%, 3.00%, 03/07/2025	1,491,051
	$2,752,550	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.28%, 10/20/2024	2,741,072
	2,992,500	Hillman Group, Inc. 1 mo. USD LIBOR + 3.500%, 6.30%, 05/31/2025	2,935,642
	5,223,519	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.39%, 05/16/2024	5,190,872

			12,358,637

		Oil & Gas - 3.9%
	260,000	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.78%, 03/30/2023	260,325
	2,372,910	BCP Raptor LLC 2 mo. USD LIBOR + 4.250%, 6.64%, 06/24/2024	2,338,598
	1,395,000	California Resources Corp. 1 mo. USD LIBOR + 4.750%, 7.04%, 12/31/2022	1,413,595
	1,665,000	Caprock Midstream LLC 1 mo. USD LIBOR + 4.750%, 0.00%, 11/03/2025(8)	1,652,513
	3,074,045	Energy Transfer Equity L.P. 1 mo. USD LIBOR + 2.000%, 4.30%, 02/02/2024	3,071,863
		Fieldwood Energy LLC
	2,040,000	1 mo. USD LIBOR + 5.250%, 7.55%, 04/11/2022	2,048,935
	575,000	1 mo. USD LIBOR + 7.250%, 9.55%, 04/11/2023	553,915
	3,340,000	Grizzly Acquisitions, Inc. 1 mo. USD LIBOR + 3.250%, 5.65%, 10/01/2025	3,353,928
	585,177	KCA Deutag Alpha Ltd. 3 mo. USD LIBOR + 6.750%, 9.14%, 02/28/2023	568,107
		PowerTeam Services, LLC
	2,840,760	3 mo. USD LIBOR + 3.250%, 5.64%, 03/06/2025	2,826,556
	585,000	3 mo. USD LIBOR + 7.250%, 9.64%, 03/06/2026	584,637
	800,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.60%, 09/27/2024	804,504
	3,425,000	Ultra Resources, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 04/12/2024	3,201,142

			22,678,618

		Oil & Gas Services - 0.7%
	1,968,213	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 5.28%, 11/23/2020	1,939,182
EUR	544,742	EG Group Ltd. 3 mo. EURIBOR + 4.000%, 4.00%, 02/06/2025	618,113
		Utex Industries, Inc.
	$464,848	1 mo. USD LIBOR + 4.000%, 6.30%, 05/22/2021	454,388
	750,000	1 mo. USD LIBOR + 7.250%, 9.55%, 05/22/2022	729,997

			3,741,680

		Packaging & Containers - 3.4%
	2,788,013	Berlin Packaging LLC 1 mo. USD LIBOR + 3.000%, 5.28%, 11/07/2025	2,782,966
EUR	2,089,763	Crown Americas LLC 1 mo. EURIBOR + 2.375%, 2.38%, 04/03/2025	2,381,030
		Flex Acquisition Co., Inc.
	$3,114,646	3 mo. USD LIBOR + 3.000%, 5.26%, 12/29/2023	3,105,551
	6,089,738	1 mo. USD LIBOR + 3.250%, 5.51%, 06/29/2025	6,093,026
	1,019,700	Plastipak Packaging, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 10/14/2024	1,016,519
		Proampac PG Borrower LLC
	786,763	1 mo. USD LIBOR + 3.500%, 5.84%, 11/18/2023	787,550
	970,000	1 mo. USD LIBOR + 8.500%, 10.81%, 11/18/2024	971,620

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.2%(7) - (continued)
		Packaging & Containers - 3.4% - (continued)
	$2,371,706	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/05/2023	$2,371,706

			19,509,968

		Pharmaceuticals - 2.3%
	997,269	Amneal Pharmaceuticals LLC 3 mo. USD LIBOR + 3.500%, 5.81%, 05/04/2025	1,002,006
	2,837,976	Endo Luxembourg Finance Co. S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.56%, 04/29/2024	2,848,022
	1,161,357	NVA Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 5.05%, 02/02/2025	1,149,744
	8,288,018	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.27%, 06/01/2025	8,286,112

			13,285,884

		Retail - 4.8%
	5,076,250	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.30%, 09/25/2024	5,074,423
EUR	3,810,450	Coty Inc. 1 mo. EURIBOR + 2.500%, 2.50%, 04/07/2025	4,255,096
	$2,976,284	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 04/07/2025	2,911,788
	1,500,000	Foundation Building Materials Holding Co. LLC 1 mo. USD LIBOR + 3.250%, 5.53%, 08/13/2025	1,483,125
	1,500,000	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 08/18/2023	1,473,750
	2,191,800	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.53%, 10/25/2020	1,993,311
	1,850,521	Petco Animal Supplies, Inc. 3 mo. USD LIBOR + 3.250%, 5.78%, 01/26/2023	1,427,677
	3,497,610	PetSmart, Inc. 1 mo. USD LIBOR + 3.000%, 5.28%, 03/11/2022	2,956,670
	1,201,988	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.28%, 06/06/2025	1,207,997
	1,550,000	Smart & Final Stores LLC 1 mo. USD LIBOR + 3.500%, 5.80%, 11/15/2022	1,495,269
	2,147,848	Sports Authority, Inc. 1 mo. USD LIBOR + 6.000%, 0.00%, 11/16/2018(8)(10)	2,148
	3,364,575	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 6.34%, 09/12/2024	3,354,279

			27,635,533

		Semiconductors - 0.5%
	531,927	Integrated Device Technology, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 04/04/2024	531,927
	2,523,090	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	2,512,998

			3,044,925

		Software - 7.7%
		Almonde, Inc.
	3,083,377	3 mo. USD LIBOR + 3.500%, 5.89%, 06/13/2024	3,063,675
	1,770,000	3 mo. USD LIBOR + 7.250%, 9.64%, 06/13/2025	1,739,768
	5,588,277	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2024	5,579,224
	1,189,938	Cypress Intermediate Holdings , Inc. 1 mo. USD LIBOR + 3.000%, 5.31%, 04/26/2024	1,190,152
	249,363	DTI Holdco, Inc. 1 mo. USD LIBOR + 4.750%, 7.28%, 09/30/2023	237,518
	2,740,355	Epicor Software Corp. 1 mo. USD LIBOR + 3.250%, 5.56%, 06/01/2022	2,745,068
	1,992,836	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.55%, 12/22/2023	1,997,818
		First Data Corp.
	1,095,944	1 mo. USD LIBOR + 2.000%, 4.29%, 07/08/2022	1,091,977
	5,118,182	1 mo. USD LIBOR + 2.000%, 4.29%, 04/26/2024	5,088,343

The accompanying notes are an integral part of these financial statements.

76

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 86.2%(7) - (continued)
		Software - 7.7% - (continued)
		Hyland Software, Inc.
	$1,586,486	1 mo. USD LIBOR + 3.250%, 5.55%, 07/01/2022	$1,594,085
	710,000	1 mo. USD LIBOR + 7.000%, 9.30%, 07/07/2025	711,065
	265,267	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	264,354
EUR	1,289,494	Misys Europe S.A. 3 mo. EURIBOR + 3.250%, 4.25%, 06/13/2024	1,471,500
	$1,975,000	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 4.250%, 6.78%, 05/16/2025	1,980,550
	1,791,412	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	1,785,249
		SkillSoft Corp.
	2,312,326	3 mo. USD LIBOR + 4.750%, 7.05%, 04/28/2021	2,132,288
	900,000	3 mo. USD LIBOR + 8.250%, 10.55%, 04/28/2022	711,162
	290,000	Sound Inpatient Physicians 1 mo. USD LIBOR + 6.750%, 9.05%, 06/26/2026	290,000
	9,209,574	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	9,154,656
	1,155,000	Web.com Group, Inc. 1 mo. USD LIBOR + 3.750%, 0.00%, 10/10/2025(8)	1,152,471

			43,980,923

		Telecommunications - 5.8%
	2,462,500	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.04%, 07/15/2025	2,398,672
	7,147,479	CenturyLink, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 01/31/2025	7,067,070
	2,314,983	Frontier Communications Corp. 1 mo. USD LIBOR + 3.750%, 6.06%, 06/15/2024	2,236,274
	11,883,471	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 02/02/2024	11,872,300
	5,866,632	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/15/2024	5,623,695
	1,580,000	Zacapa LLC 1 mo. USD LIBOR + 5.000%, 7.39%, 07/02/2025	1,587,236
	2,495,219	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 01/19/2024	2,496,392

			33,281,639

		Textiles - 0.5%
		International Textile Group, Inc.
	1,490,625	3 mo. USD LIBOR + 5.000%, 7.26%, 05/01/2024	1,494,352
	1,500,000	3 mo. USD LIBOR + 9.000%, 11.26%, 05/01/2025	1,496,250

			2,990,602

		Transportation - 0.7%
	3,798,068	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.77%, 08/01/2025	3,821,806

		Total Senior Floating Rate Interests (cost $505,160,787)	$496,949,046

COMMON STOCKS - 0.6%
		Energy - 0.2%
	190,736	Ascent Resources - Marcellus LLC Class A*(11)(12)	$600,818
	7,247	Paragon Offshore Ltd., Litigation*	94,624
	78,609	Templar Energy LLC Class A*	58,957
	13,865	Texgen Power LLC(11)(12)	441,413

			1,195,812

Shares or Principal Amount		Market Value†

COMMON STOCKS - 0.6% - (continued)
	Insurance - 0.4%
34,814	AFG Holdings, Inc.	$2,054,026

	Total Common Stocks (cost $2,941,825)	$3,249,838

ESCROWS(14) - 0.0%
	Energy - Alternate Sources - 0.0%
26,901	Paragon Offshore Ltd. 0.00%*	$—
4,500,000	TCEH Corp. 0.00%*(11)(12)	5

		5

	Total Escrows (cost $—)	$5

EXCHANGE-TRADED FUNDS - 1.1%
	Other Investment Pools & Funds - 1.1%
11,700	iShares iBoxx High Yield Corporate Bond ETF	$986,895
119,500	SPDR Blackstone / GSO Senior Loan ETF	5,618,890

		6,605,785

	Total Exchange-Traded Funds (cost $6,639,128)	$6,605,785

WARRANTS - 0.0%
	Energy - 0.0%
45,934	Ascent Resources Expires 3/30/23*(11)(12)	$7,005
48,360	Ascent Resources - Marcellus LLC Expires 3/30/2023*(11)(12)	3,869

		10,874

	Total Warrants (cost $10,874)	$10,874

	Total Long-Term Investments (cost $591,453,547)	$578,449,122

SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
5,488,111	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(13)	$5,488,111

	Total Short-Term Investments (cost $5,488,111)	$5,488,111

Total Investments (cost $596,941,658)	101.3%	$583,937,233
Other Assets and Liabilities	(1.3)%	(7,040,693)

Total Net Assets	100.0%	$576,896,540

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

77

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2018

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $48,421,872, representing 8.4% of net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $9,392,155, representing 1.6% of net assets.

(6)	Security is a zero-coupon bond.

(7)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2018, the aggregate value of the unfunded commitment was $171,484, which rounds to zero percent of total net assets.

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(11)	Investment valued using significant unobservable inputs.

(12)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $1,053,110, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(13)	Current yield as of period end.

(14)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.31.V1	USD	1,305,000	(5.00%)	12/20/23	Quarterly	$80,272	$75,394	$(4,878)

Total						$80,272	$75,394	$(4,878)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Total Return Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Markit IBOXX USD Liquid Leverage Loan Index	JPM	USD	8,480,000	2.32%	12/20/18	Quarterly	$—	$(24,812)	$5,888	$30,700

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,096,521	EUR	2,378,272	USD	HSBC	11/30/18	$2,035	$—
67,911,152	USD	59,735,826	EUR	SSG	11/30/18	89,464	—
1,069,202	USD	935,000	EUR	SSG	11/30/18	7,639	—
2,704,026	USD	2,108,000	GBP	BMO	11/30/18	5,997	—

Total						$105,135	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

78

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2018

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMT	Constant Maturity Treasury Index
ICE	Intercontinental Exchange, Inc.
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets

Other Abbreviations:
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PIK	Payment-in-kind
SPDR	Standard & Poor’s Depositary Receipt

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$67,908,213	$—	$67,908,213	$—
Foreign Government Obligations	3,725,361	—	3,725,361	—
Senior Floating Rate Interests	496,949,046	—	496,949,046	—
Common Stocks
Energy	1,195,812	—	153,581	1,042,231
Insurance	2,054,026	—	2,054,026	—
Escrows	5	—	—	5
Exchange-Traded Funds	6,605,785	6,605,785	—	—
Warrants	10,874	—	—	10,874
Short-Term Investments	5,488,111	5,488,111	—	—
Foreign Currency Contracts(2)	105,135	—	105,135	—
Swaps - Total Return(2)	30,700	—	30,700	—

Total	$584,073,068	$12,093,896	$570,926,062	$1,053,110

Liabilities
Swaps - Credit Default(2)	$(4,878)	$—	$(4,878)	$—

Total	$(4,878)	$—	$(4,878)	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

79

The Hartford High Yield Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
	$920,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)(4)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	$—

CORPORATE BONDS - 88.1%
		Aerospace/Defense - 0.4%
		DAE Funding LLC
	430,000	4.50%, 08/01/2022(1)	$419,250
	865,000	5.00%, 08/01/2024(1)	843,375

			1,262,625

		Auto Parts & Equipment - 0.2%
	835,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	759,850

		Biotechnology - 0.1%
	430,000	Sotera Health Topco, Inc. (8.13% Cash, 8.88% PIK) 8.13%, 11/01/2021(1)(5)	422,475

		Chemicals - 1.4%
		CF Industries, Inc.
	170,000	4.95%, 06/01/2043	143,650
	945,000	5.15%, 03/15/2034	859,950
	270,000	5.38%, 03/15/2044	237,600
		Chemours Co.
	1,117,000	6.63%, 05/15/2023	1,142,132
	1,560,000	7.00%, 05/15/2025	1,606,800
	645,000	Starfruit Finco B.V. / Starfruit US Holdco LLC 8.00%, 10/01/2026(1)	625,650

			4,615,782

		Coal - 2.6%
	1,615,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	1,365,482
	2,830,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	2,511,625
	2,830,000	Peabody Energy Corp. 6.38%, 03/31/2025(1)	2,830,000
	1,830,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(1)	1,880,325

			8,587,432

		Commercial Banks - 4.7%
		Banco Bilbao Vizcaya Argentaria S.A.
	2,600,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(6)(7)	2,239,250
EUR	800,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(6)(7)(8)	914,638
	800,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(6)(7)(8)	1,006,926
	1,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(6)(7)(8)	1,753,343
		BNP Paribas S.A.
	$535,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(6)(7)	471,469
	1,050,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(6)(7)	1,090,688
		Credit Agricole S.A.
	395,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(6)(7)	408,331
	505,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(6)(7)	541,646
	2,460,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(6)(7)(8)	2,393,865
	1,860,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	1,720,500
	725,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(6)(7)	657,031
	1,130,000	Societe Generale S.A. 5 year USD Swap + 6.394%, 8.25%, 11/29/2018(6)(7)(8)	1,133,537

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 88.1% - (continued)
		Commercial Banks - 4.7% - (continued)
	$1,415,000	UniCredit S.p.A. 5 year USD Swap + 5.180%, 8.00%, 06/03/2024(6)(7)(8)	$1,270,296

			15,601,520

		Commercial Services - 4.4%
	426,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(1)	440,910
		APX Group, Inc.
	1,360,000	7.63%, 09/01/2023	1,210,400
	2,395,000	7.88%, 12/01/2022	2,406,975
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	1,990,000	5.25%, 03/15/2025(1)	1,771,100
	1,180,000	5.50%, 04/01/2023	1,147,550
	1,640,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	1,615,400
	1,720,000	Garda World Security Corp. 8.75%, 05/15/2025(1)	1,616,800
		Herc Rentals, Inc.
	774,000	7.50%, 06/01/2022(1)	804,960
	1,364,000	7.75%, 06/01/2024(1)	1,439,020
	460,000	Service Corp. International 4.63%, 12/15/2027	431,250
		United Rentals North America, Inc.
	560,000	4.63%, 10/15/2025	518,700
	1,025,000	5.88%, 09/15/2026	1,004,500

			14,407,565

		Construction Materials - 1.0%
	1,650,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	1,646,287
	1,760,000	Standard Industries, Inc. 5.38%, 11/15/2024(1)	1,689,600

			3,335,887

		Distribution/Wholesale - 0.1%
	420,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(1)	414,750

		Diversified Financial Services - 5.1%
	735,000	Fly Leasing Ltd. 5.25%, 10/15/2024	698,250
	1,625,000	goeasy Ltd. 7.88%, 11/01/2022(1)	1,673,750
		Navient Corp.
	560,000	5.50%, 01/25/2023	549,903
	340,000	5.63%, 08/01/2033	276,481
	1,764,000	5.88%, 10/25/2024	1,662,570
	2,535,000	6.13%, 03/25/2024	2,465,288
	1,106,000	6.50%, 06/15/2022	1,125,355
	856,000	7.25%, 09/25/2023	885,960
		Springleaf Finance Corp.
	525,000	5.25%, 12/15/2019	530,250
	820,000	6.13%, 05/15/2022	824,100
	575,000	6.88%, 03/15/2025	550,563
	705,000	7.75%, 10/01/2021	744,656
	1,935,000	8.25%, 12/15/2020	2,070,450
	2,535,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(1)	2,413,827
	335,000	Vantiv LLC / Vanity Issuer Corp. 4.38%, 11/15/2025(1)	316,156

			16,787,559

		Electric - 0.8%
	2,570,000	AES Corp. 5.13%, 09/01/2027	2,537,875

		Electrical Components & Equipment - 0.5%
EUR	1,325,000	Energizer Gamma Acquisition B.V. 4.63%, 07/15/2026(1)	1,536,780

		Entertainment - 2.2%
	$1,370,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	1,274,956
		Eldorado Resorts, Inc.
	1,605,000	6.00%, 04/01/2025	1,584,938
	255,000	6.00%, 09/15/2026(1)	249,747
	1,920,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	2,023,200
	2,170,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(1)	2,018,100

The accompanying notes are an integral part of these financial statements.

80

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 88.1% - (continued)
		Entertainment - 2.2% - (continued)
	$230,000	Scientific Games International, Inc. 5.00%, 10/15/2025(1)	$213,900

			7,364,841

		Environmental Control - 0.8%
	2,551,000	Tervita Escrow Corp. 7.63%, 12/01/2021(1)	2,589,265

		Food - 2.0%
		Post Holdings, Inc.
	2,660,000	5.00%, 08/15/2026(1)	2,453,850
	1,395,000	5.63%, 01/15/2028(1)	1,311,718
	990,000	5.75%, 03/01/2027(1)	945,450
	1,870,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	1,846,625

			6,557,643

		Gas - 0.2%
	640,000	AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.50%, 05/20/2025	598,400

		Healthcare-Products - 0.8%
	2,595,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(1)	2,536,613

		Healthcare-Services - 3.5%
	2,645,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	2,747,494
		HCA, Inc.
	2,215,000	5.38%, 02/01/2025	2,228,844
	1,070,000	5.38%, 09/01/2026	1,061,975
	1,135,000	5.88%, 05/01/2023	1,178,981
	1,776,000	7.50%, 11/15/2095	1,762,680
	2,800,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(1)	2,625,000

			11,604,974

		Home Builders - 2.3%
		Beazer Homes USA, Inc.
	460,000	5.88%, 10/15/2027	371,450
	705,000	6.75%, 03/15/2025	618,638
	1,210,000	8.75%, 03/15/2022	1,219,075
	1,030,000	KB Home 7.00%, 12/15/2021	1,068,625
		M/I Homes, Inc.
	780,000	5.63%, 08/01/2025	717,600
	1,595,000	6.75%, 01/15/2021	1,598,987
	1,915,000	Taylor Morrison Communities, Inc. 6.63%, 05/15/2022	1,924,575

			7,518,950

		Household Products - 0.5%
	2,715,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,540,763

		Household Products/Wares - 0.5%
EUR	1,505,000	Diamond (BC) B.V. 5.63%, 08/15/2025(1)	1,603,220

		Insurance - 1.3%
		Genworth Holdings, Inc.
	$135,000	4.80%, 02/15/2024	116,775
	890,000	4.90%, 08/15/2023	783,200
	505,000	7.20%, 02/15/2021	513,837
	280,000	7.63%, 09/24/2021	284,900
	45,000	7.70%, 06/15/2020	46,251
	445,000	MGIC Investment Corp. 5.75%, 08/15/2023	456,125
	2,205,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(1)	2,160,900

			4,361,988

		Iron/Steel - 0.9%
		AK Steel Corp.
	1,750,000	7.00%, 03/15/2027	1,548,750
	910,000	7.63%, 10/01/2021	908,863
	475,000	Steel Dynamics, Inc. 4.13%, 09/15/2025	444,125

			2,901,738

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 88.1% - (continued)
	Lodging - 2.9%
	Boyd Gaming Corp.
$790,000	6.00%, 08/15/2026	$763,338
1,285,000	6.38%, 04/01/2026	1,273,756
2,590,000	FelCor Lodging L.P. 6.00%, 06/01/2025	2,680,650
1,810,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(1)	1,857,512
1,390,000	Station Casinos LLC 5.00%, 10/01/2025(1)	1,290,976
1,850,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,745,938

		9,612,170

	Machinery - Construction & Mining - 0.6%
1,895,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(1)	1,977,906

	Machinery - Diversified - 1.0%
2,220,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	2,392,050
980,000	Stevens Holding Co., Inc. 6.13%, 10/01/2026(1)	976,443

		3,368,493

	Media - 9.5%
	Altice France S.A.
2,330,000	7.38%, 05/01/2026(1)	2,230,253
2,215,000	8.13%, 02/01/2027(1)	2,192,850
1,140,000	Altice Luxembourg S.A. 7.75%, 05/15/2022(1)	1,061,625
	CCO Holdings LLC / CCO Holdings Capital Corp.
105,000	5.13%, 02/15/2023	104,475
1,685,000	5.13%, 05/01/2023(1)	1,676,575
495,000	5.75%, 09/01/2023	498,713
190,000	5.75%, 01/15/2024	191,900
2,485,000	5.75%, 02/15/2026(1)	2,460,150
1,840,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(1)	1,834,995
1,800,000	CSC Holdings LLC 5.25%, 06/01/2024	1,734,750
	DISH DBS Corp.
365,000	5.00%, 03/15/2023	319,375
2,830,000	6.75%, 06/01/2021	2,858,300
667,000	7.88%, 09/01/2019	686,877
	Gray Television, Inc.
1,520,000	5.13%, 10/15/2024(1)	1,442,100
400,000	5.88%, 07/15/2026(1)	383,876
1,595,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,666,775
925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	927,313
	Sinclair Television Group, Inc.
590,000	5.13%, 02/15/2027(1)	531,000
1,005,000	5.88%, 03/15/2026(1)	957,262
	TEGNA, Inc.
1,760,000	4.88%, 09/15/2021(1)	1,751,200
667,000	5.13%, 10/15/2019	665,333
810,000	6.38%, 10/15/2023	828,225
1,845,000	Tribune Media Co. 5.88%, 07/15/2022	1,868,062
	Viacom, Inc.
355,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(7)	341,066
118,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(7)	112,925
990,000	Videotron Ltd. 5.00%, 07/15/2022	988,762
959,000	WMG Acquisition Corp. 5.50%, 04/15/2026(1)	935,025

		31,249,762

	Metal Fabricate/Hardware - 0.7%
	Novelis Corp.
650,000	5.88%, 09/30/2026(1)	612,625
1,200,000	6.25%, 08/15/2024(1)	1,188,000
400,000	TriMas Corp. 4.88%, 10/15/2025(1)	378,132

		2,178,757

The accompanying notes are an integral part of these financial statements.

81

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 88.1% - (continued)
	Mining - 2.2%
$1,345,000	Alcoa Nederland Holding B.V. 6.13%, 05/15/2028(1)	$1,341,637
1,740,000	Constellium N.V. 5.88%, 02/15/2026(1)	1,622,550
	First Quantum Minerals Ltd.
885,000	7.00%, 02/15/2021(1)	865,265
200,000	7.25%, 04/01/2023(1)	184,750
650,000	7.50%, 04/01/2025(1)	580,125
	New Gold, Inc.
95,000	6.25%, 11/15/2022(1)	82,650
1,740,000	6.38%, 05/15/2025(1)	1,394,175
975,000	Teck Resources Ltd. 8.50%, 06/01/2024(1)	1,057,875

		7,129,027

	Miscellaneous Manufacturing - 0.7%
2,155,000	Bombardier, Inc. 6.13%, 01/15/2023(1)	2,128,063

	Office/Business Equipment - 0.2%
	Pitney Bowes, Inc.
340,000	4.63%, 03/15/2024	298,741
320,000	4.70%, 04/01/2023	284,400

		583,141

	Oil & Gas - 7.4%
2,610,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	2,662,200
1,065,000	California Resources Corp. 8.00%, 12/15/2022(1)	947,850
	Chesapeake Energy Corp.
1,750,000	7.00%, 10/01/2024	1,712,812
1,135,000	7.50%, 10/01/2026	1,112,300
1,385,000	Energen Corp. 4.63%, 09/01/2021	1,381,538
945,000	Jagged Peak Energy LLC 5.88%, 05/01/2026(1)	921,375
1,380,000	Laredo Petroleum, Inc. 5.63%, 01/15/2022	1,348,950
1,100,000	Matador Resources Co. 5.88%, 09/15/2026(1)	1,075,250
	MEG Energy Corp.
390,000	6.38%, 01/30/2023(1)	376,350
1,210,000	6.50%, 01/15/2025(1)	1,252,350
1,065,000	7.00%, 03/31/2024(1)	1,046,363
	QEP Resources, Inc.
2,135,000	5.25%, 05/01/2023	2,044,262
200,000	5.38%, 10/01/2022	197,000
180,000	5.63%, 03/01/2026	169,425
235,000	6.80%, 03/01/2020	242,050
	SM Energy Co.
1,695,000	5.00%, 01/15/2024	1,614,487
240,000	6.13%, 11/15/2022	243,000
735,000	6.63%, 01/15/2027	738,675
580,000	Tullow Oil plc 6.25%, 04/15/2022(1)	578,840
2,230,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	2,079,475
	WPX Energy, Inc.
595,000	5.25%, 09/15/2024	587,563
280,000	5.75%, 06/01/2026	278,600
382,000	6.00%, 01/15/2022	390,595
1,250,000	8.25%, 08/01/2023	1,404,687

		24,405,997

	Oil & Gas Services - 0.3%
	Weatherford International Ltd.
335,000	5.95%, 04/15/2042	216,075
880,000	6.50%, 08/01/2036	585,200
335,000	7.00%, 03/15/2038	226,125

		1,027,400

	Packaging & Containers - 5.5%
1,840,000	ARD Finance S.A. (PIK 7.88%) 7.13%, 09/15/2023(5)	1,783,650
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
370,000	6.00%, 02/15/2025(1)	346,875
1,581,000	7.25%, 05/15/2024(1)	1,588,905

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 88.1% - (continued)
	Packaging & Containers - 5.5% - (continued)
$1,865,000	Berry Global, Inc. 6.00%, 10/15/2022	$1,904,631
1,200,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026(1)	1,132,500
	Flex Acquisition Co., Inc.
2,170,000	6.88%, 01/15/2025(1)	2,028,950
775,000	7.88%, 07/15/2026(1)	748,108
1,680,000	Multi-Color Corp. 4.88%, 11/01/2025(1)	1,537,200
2,985,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	2,973,806
1,500,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(1)	1,372,500
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
2,050,000	5.13%, 07/15/2023(1)	2,003,875
815,000	7.00%, 07/15/2024(1)	815,509

		18,236,509

	Pharmaceuticals - 4.3%
	Bausch Health Cos., Inc.
1,155,000	5.50%, 03/01/2023(1)	1,094,363
6,420,000	5.88%, 05/15/2023(1)	6,123,075
1,000,000	6.13%, 04/15/2025(1)	919,700
355,000	7.00%, 03/15/2024(1)	371,752
335,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(1)	314,063
	Endo Dac / Endo Finance LLC / Endo Finco, Inc.
1,180,000	6.00%, 07/15/2023(1)	1,014,800
2,290,000	6.00%, 02/01/2025(1)	1,917,875
1,065,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	1,034,381
	Teva Pharmaceutical Finance Netherlands B.V.
820,000	3.15%, 10/01/2026	668,279
790,000	6.75%, 03/01/2028	807,749

		14,266,037

	Pipelines - 1.8%
	Cheniere Corpus Christi Holdings LLC
1,110,000	5.13%, 06/30/2027	1,087,800
940,000	5.88%, 03/31/2025	968,200
	Energy Transfer Equity L.P.
670,000	5.50%, 06/01/2027	681,089
1,907,000	7.50%, 10/15/2020	2,019,036
1,180,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023(1)	1,167,462

		5,923,587

	REITS - 0.3%
1,095,000	Equinix, Inc. 5.88%, 01/15/2026	1,114,163

	Retail - 3.1%
	1011778 BC ULC / New Red Finance, Inc.
805,000	4.25%, 05/15/2024(1)	756,700
3,570,000	5.00%, 10/15/2025(1)	3,346,875
1,055,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(1)	946,862
1,185,000	PetSmart, Inc. 5.88%, 06/01/2025(1)	924,300
1,400,000	Staples, Inc. 8.50%, 09/15/2025(1)	1,267,000
3,400,000	United Rentals North America, Inc. 4.88%, 01/15/2028	3,063,230

		10,304,967

	Semiconductors - 1.3%
570,000	Entegris, Inc. 4.63%, 02/10/2026(1)	529,564
2,005,000	Micron Technology, Inc. 5.50%, 02/01/2025	2,037,842
	Sensata Technologies B.V.
1,005,000	5.00%, 10/01/2025(1)	969,825
770,000	5.63%, 11/01/2024(1)	766,150

		4,303,381

The accompanying notes are an integral part of these financial statements.

82

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 88.1% - (continued)
	Software - 3.0%
$1,150,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(1)	$1,124,125
	First Data Corp.
610,000	5.38%, 08/15/2023(1)	615,338
2,110,000	5.75%, 01/15/2024(1)	2,123,187
2,305,000	7.00%, 12/01/2023(1)	2,390,285
544,000	Infor Software Parent LLC (7.13% Cash, 7.88% PIK) 7.13%, 05/01/2021(1)(5)	542,640
2,925,000	Infor U.S., Inc. 6.50%, 05/15/2022	2,917,687

		9,713,262

	Telecommunications - 6.5%
	Altice Financing S.A.
1,570,000	6.63%, 02/15/2023(1)	1,553,986
1,870,000	7.50%, 05/15/2026(1)	1,757,800
	CenturyLink, Inc.
2,601,000	5.63%, 04/01/2025	2,496,960
569,000	7.50%, 04/01/2024	597,450
1,250,000	Embarq Corp. 8.00%, 06/01/2036	1,190,625
1,710,000	Frontier Communications Corp. 8.50%, 04/01/2026(1)	1,588,162
1,730,000	Intelsat Jackson Holdings S.A. 8.50%, 10/15/2024(1)	1,699,725
1,435,000	Sprint Capital Corp. 6.88%, 11/15/2028	1,411,681
	Sprint Corp.
1,039,000	7.13%, 06/15/2024	1,062,378
2,660,000	7.25%, 09/15/2021	2,779,700
110,000	7.63%, 02/15/2025	114,263
3,621,000	7.88%, 09/15/2023	3,865,417
600,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	588,834
880,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	829,400

		21,536,381

	Textiles - 0.5%
1,705,000	Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC 7.50%, 05/01/2025(1)	1,649,588

	Total Corporate Bonds (cost $297,898,364)	$290,157,086

SENIOR FLOATING RATE INTERESTS - 5.1%(9)
	Chemicals - 0.1%
305,000	Starfruit Finco B.V. 1 mo. USD LIBOR + 3.250%, 5.51%, 10/01/2025	$303,856

	Commercial Services - 0.5%
932,663	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	933,250
788,025	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 06/19/2025	785,913

		1,719,163

	Diversified Financial Services - 0.4%
1,024,850	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	1,019,828
294,770	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	293,131

		1,312,959

	Food - 0.1%
299,250	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	298,128

	Gas - 0.1%
340,000	Messer Industries LLC 1 mo. USD LIBOR + 2.500%, 0.00%, 10/01/2025(10)	339,915

	Healthcare - Services - 0.3%
1,063,350	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 08/01/2024	1,059,809

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.1%(9) - (continued)
	Household Products - 0.2%
$545,875	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	$538,369

	Insurance - 1.0%
2,179,538	Asurion LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2024	2,180,714
213,925	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.83%, 03/07/2023	218,071
952,613	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	949,336

		3,348,121

	Leisure Time - 0.7%
2,257,938	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 10/21/2024	2,257,938

	Machinery-Diversified - 0.2%
564,435	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 5.05%, 07/30/2024	565,213

	Media - 1.0%
1,701,450	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	1,687,975
1,635,853	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.06%, 08/17/2024	1,635,035

		3,323,010

	Semiconductors - 0.2%
696,337	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	693,551

	Software - 0.3%
970,501	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	964,998

	Total Senior Floating Rate Interests (cost $16,736,607)	$16,725,030

CONVERTIBLE BONDS - 1.2%
	Commercial Services - 0.2%
800,000	Cardtronics, Inc. 1.00%, 12/01/2020	$745,000

	Media - 0.3%
910,000	DISH Network Corp. 3.38%, 08/15/2026	810,765

	Oil & Gas - 0.0%
1,645,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019(3)	2,139

	Semiconductors - 0.4%
	Microchip Technology, Inc.
656,000	1.63%, 02/15/2027	620,929
684,000	2.25%, 02/15/2037	625,512

		1,246,441

	Software - 0.3%
1,258,000	Western Digital Corp. 1.50%, 02/01/2024(1)	1,060,369

	Total Convertible Bonds (cost $6,178,801)	$3,864,714

COMMON STOCKS - 1.0%
	Consumer Services - 0.2%
69,500	Caesars Entertainment Corp.*	$597,005

	Diversified Financials - 0.2%
25,700	OneMain Holdings, Inc.*	732,964

	Energy - 0.4%
104,555,002	KCA Deutag*(2)(4)(11)	690,063
22,600	Peabody Energy Corp.	801,170

		1,491,233

The accompanying notes are an integral part of these financial statements.

83

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 1.0% - (continued)
	Materials - 0.2%
68,000	Constellium N.V. Class A*	$616,080

	Total Common Stocks (cost $5,052,874)	$3,437,282

ESCROWS(13) - 0.0%
	Electric - 0.0%
1,460,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020*(2)(3)(4)	$—

	Energy-Alternate Sources - 0.0%
3,200,000	TCEH Corp. 0.00%,*(2)(4)	3
78,358	Vistra Energy Corp. 0.00%,	61,355

		61,358

	Total Escrows (cost $—)	$61,358

	Total Long-Term Investments (cost $326,782,566)	$314,245,470

SHORT-TERM INVESTMENTS - 2.6%
	Other Investment Pools & Funds - 2.6%
8,486,880	Fidelity Institutional Government Fund, Institutional Class, 2.07%(12)	$8,486,880

	Total Short-Term Investments (cost $8,486,880)	$8,486,880

Total Investments (cost $335,269,446)	98.0%	$322,732,350
Other Assets and Liabilities	2.0%	6,489,109

Total Net Assets	100.0%	$329,221,459

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities

Act of 1933. At October 31, 2018, the aggregate value of these securities was $157,794,459, representing 47.9% of net assets.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $690,066, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	Investment valued using significant unobservable inputs.

(5)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(8)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $8,472,605, representing 2.6% of net assets.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $690,063 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	104,555,002	$1,416,930	$690,063

(12)	Current yield as of period end.

(13)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,867,759	USD	6,041,000	EUR	SSG	11/30/18	$9,047	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

84

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2018

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro

Currency Abbreviations: – (continued)
USD	United States Dollar

Other Abbreviations:
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-kind

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	290,157,086	—	290,157,086	—
Senior Floating Rate Interests	16,725,030	—	16,725,030	—
Convertible Bonds	3,864,714	—	3,864,714	—
Common Stocks
Consumer Services	597,005	597,005	—	—
Diversified Financials	732,964	732,964	—	—
Energy	1,491,233	801,170	—	690,063
Materials	616,080	616,080	—	—
Escrows	61,358	—	61,355	3
Short-Term Investments	8,486,880	8,486,880	—	—
Foreign Currency Contracts(2)	9,047	—	9,047	—

Total	$322,741,397	$11,234,099	$310,817,232	$690,066

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

85

The Hartford Inflation Plus Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.3%
		Asset-Backed - Finance & Insurance - 0.3%
	$1,360,000	HSI Asset Securitization Corp. Trust 1 mo. USD LIBOR + 0.270%, 2.55%, 02/25/2036(1)	$1,350,177

		Asset-Backed - Home Equity - 0.1%
	721,945	GSAA Home Equity Trust 5.99%, 06/25/2036(2)	342,048
	719,417	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(3)	438,072

			780,120

		Whole Loan Collateral CMO - 1.9%
	562,198	Adjustable Rate Mortgage Trust 1 mo. USD LIBOR + 0.540%, 2.82%, 11/25/2035(1)	557,895
	971,700	Banc of America Funding Trust 6.05%, 10/25/2036(3)	878,475
	273,535	Bear Stearns Adjustable Rate Mortgage Trust 1 year USD CMT + 2.300%, 4.73%, 10/25/2035(1)	276,628
	550,203	Chase Mortgage Finance Trust 3.64%, 12/25/2035(2)	528,516
	458,837	Deutsche Alt-A Securities Mortgage Loan Trust 1 mo. USD LIBOR + 0.150%, 2.43%, 12/25/2036(1)	423,747
		Fannie Mae Connecticut Avenue Securities
	300,983	1 mo. USD LIBOR + 4.900%, 7.18%, 11/25/2024(1)	343,859
	168,979	1 mo. USD LIBOR + 5.700%, 7.98%, 04/25/2028(1)	195,290
	138,000	1 mo. USD LIBOR + 6.000%, 8.28%, 09/25/2028(1)	161,197
	206,170	GreenPoint Mortgage Funding Trust 12 mo. USD MTA + 1.400%, 3.35%, 10/25/2045(1)	179,519
	517,756	GSR Mortgage Loan Trust 4.19%, 10/25/2035(2)	435,822
	554,308	HarborView Mortgage Loan Trust 1 mo. USD LIBOR + 0.190%, 2.47%, 01/19/2038(1)	537,324
	2,376,888	IndyMac Index Mortgage Loan Trust 1 mo. USD LIBOR + 0.290%, 2.57%, 01/25/2036(1)	1,967,407
	855,149	JP Morgan Mortgage Trust 3.92%, 01/25/2037(2)	821,077
		MASTR Adjustable Rate Mortgages Trust
	1,092,160	1 mo. USD LIBOR + 0.240%, 2.52%, 05/25/2037(1)	670,730
	10,056	4.45%, 11/21/2034(2)	10,292
		Residential Funding Mortgage Securities, Inc.
	205,310	4.29%, 02/25/2036(2)	187,816
	380,818	6.00%, 07/25/2037	358,597
	533,161	Structured Adjustable Rate Mortgage Loan Trust 4.10%, 06/25/2035(2)	481,127
	575,216	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 2.70%, 06/25/2044(1)	562,865
	729,256	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 12 mo. MTA + 0.830%, 2.78%, 11/25/2046(1)	668,519

			10,246,702

		Total Asset & Commercial Mortgage Backed Securities (cost $11,755,365)	$12,376,999

FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
		Argentina - 0.1%
ARS	18,856,000	Argentina POM Politica Monetaria 67.49%, 06/21/2020(2)	$594,056

		Brazil - 1.3%
		Brazil Notas do Tesouro Nacional
BRL	11,973,949	6.00%, 05/15/2019(4)	3,278,566
	12,463,133	6.00%, 08/15/2022(4)	3,517,902

			6,796,468

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.5% - (continued)
		Colombia - 0.3%
COP	5,124,424,581	Colombian TES 4.75%, 02/23/2023(4)	$1,718,585

		Russia - 0.6%
RUB	229,026,067	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(4)	3,384,470

		South Africa - 0.2%
ZAR	21,280,885	South Africa Government Bond - CPI Linked 1.88%, 02/28/2033(4)	1,222,095

		Total Foreign Government Obligations (cost $15,499,178)	$13,715,674

SENIOR FLOATING RATE INTERESTS - 5.4%(5)
		Aerospace/Defense - 0.1%
	$188,575	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.78%, 12/11/2024	$188,260
	592,360	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 06/09/2023	589,185

			777,445

		Airlines - 0.1%
	323,400	American Airlines, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 04/28/2023	320,732

		Auto Manufacturers - 0.0%
	104,213	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.78%, 11/06/2024	104,299

		Auto Parts & Equipment - 0.0%
	105,000	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/01/2025	104,869

		Biotechnology - 0.0%
	98,995	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/15/2022	99,077

		Chemicals - 0.2%
	114,425	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 1.750%, 4.14%, 06/01/2024	114,060
	301,583	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.56%, 02/14/2024	302,337
	180,867	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.250%, 5.66%, 06/09/2023	181,772
	28,767	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 09/23/2024	28,727
	66,386	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 09/23/2024	66,292
	91,159	Univar, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 07/01/2024	91,080
	140,000	WR Grace & Co. 3 mo. USD LIBOR + 1.750%, 4.14%, 04/03/2025	140,029

			924,297

		Coal - 0.0%
	178,095	Peabody Energy Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	177,593

		Commercial Services - 0.4%
	110,000	Allied Universal Holdco LLC 3 mo. USD LIBOR + 4.250%, 0.00%, 07/28/2022(6)	109,794
	105,316	ASGN, Inc. 4.30%, 04/02/2025	105,395
	99,750	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	99,813
	193,500	Hertz Corp. 3 mo. USD LIBOR + 2.750%, 5.06%, 06/30/2023	192,221
	115,208	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 4.94%, 03/09/2023	115,257
	139,423	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/15/2023	138,779

The accompanying notes are an integral part of these financial statements.

86

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 5.4%(5) - (continued)
		Commercial Services - 0.4% - (continued)
	$219,937	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.55%, 06/01/2023	$220,076
EUR	190,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	216,757
	$286,375	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/01/2024	286,303
	171,043	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 04/10/2023	170,635
	485,000	United Rentals, Inc. 0.00%, 10/01/2025(6)	486,518
	147,375	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 12/07/2023	147,682

			2,289,230

		Distribution/Wholesale - 0.0%
	99,750	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.40%, 07/02/2025	99,875

		Diversified Financial Services - 0.3%
	197,000	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.05%, 04/04/2024	197,000
	190,000	Altice U.S. Finance I Corp. 0.00%, 01/15/2026(6)	189,466
	129,350	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	128,716
	500,000	Delos Finance S.a.r.l. 3 mo. USD LIBOR + 1.750%, 4.14%, 10/06/2023	500,415
	130,488	Fortress Investment Group LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 12/27/2022	130,325
EUR	97,014	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	110,096
	$149,460	RPI Finance Trust 3 mo. USD LIBOR + 2.000%, 4.39%, 03/27/2023	149,487
	47,816	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	47,550
	268,650	Worldpay LLC 3 mo. USD LIBOR + 1.750%, 4.03%, 08/09/2024	267,882

			1,720,937

		Electronics - 0.0%
	100,000	Resideo Funding Inc. 0.00%, 10/24/2025(6)	100,188

		Energy-Alternate Sources - 0.1%
	118,206	AES Corp. 3 mo. USD LIBOR + 1.750%, 4.07%, 05/31/2022	118,117
	184,538	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.03%, 10/31/2024	184,999
	139,202	MEG Energy Corp. 3 mo. USD LIBOR + 3.500%, 5.81%, 12/31/2023	139,347
	142,463	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/04/2023	142,067
	99,750	Vistra Energy Corp. 1 mo. USD LIBOR + 2.000%, 4.29%, 12/31/2025	99,387

			683,917

		Engineering & Construction - 0.0%
	222,188	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 06/21/2024	222,936

		Entertainment - 0.0%
	145,000	Wyndham Hotels & Resorts, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 05/30/2025	144,849

		Environmental Control - 0.1%
	125,213	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.250%, 4.46%, 11/10/2023	125,135
	148,125	Clean Harbors, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 06/27/2024	148,264

			273,399

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4%(5) - (continued)
		Food - 0.1%
	$215,956	JBS USA LLC 3 mo. USD LIBOR + 2.500%, 4.84%, 10/30/2022	$215,847
	178,568	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.29%, 05/24/2024	178,281

			394,128

		Food Service - 0.0%
	93,266	Aramark Services, Inc. 3 mo. USD LIBOR + 1.750%, 4.05%, 03/11/2025	93,209

		Gas - 0.0%
	100,000	Messer Industries LLC 1 mo. USD LIBOR + 2.500%, 0.00%, 10/01/2025(6)	99,975

		Healthcare-Products - 0.0%
	102,900	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 09/07/2023	75,146

		Healthcare-Services - 0.3%
	185,000	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/10/2025	181,011
	134,775	Gentiva Health Services, Inc. 1 mo. USD LIBOR + 3.750%, 6.06%, 07/02/2025	135,280
EUR	164,588	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	186,467
	$287,478	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.14%, 06/07/2023	286,521
	117,281	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 08/01/2024	116,891
	187,150	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/06/2024	176,623
	385,000	Universal Health Services, Inc. 3 mo. USD LIBOR + 1.750%, 0.00%, 10/31/2025(6)	385,481

			1,468,274

		Insurance - 0.2%
	678,421	Asurion LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2023	678,705
	214,463	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	213,725

			892,430

		IT Services - 0.1%
	250,000	Science Applications International Corp. 1 mo. ICE LIBOR + 0.017%, 0.00%, 11/05/2025(6)	249,375

		Leisure Time - 0.2%
	441,823	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 12/22/2024	441,761
	145,162	Eldorado Resorts LLC 2 mo. USD LIBOR + 2.250%, 4.56%, 04/17/2024	145,117
	253,087	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 10/21/2024	253,087
	114,138	NCL Corp. Ltd. 1 mo. USD LIBOR + 1.750%, 4.05%, 10/10/2021	114,138
	100,000	Penn National Gaming, Inc. 1 mo. USD LIBOR + 2.250%, 4.58%, 10/15/2025	100,250

			1,054,353

		Lodging - 0.2%
	173,198	Boyd Gaming Corp. 1 Week USD LIBOR + 2.250%, 4.47%, 09/15/2023	173,264
	272,938	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/06/2024	271,436
	167,859	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 4.81%, 06/08/2023	167,632
	220,000	Wynn Resorts Ltd. 0.00%, 10/30/2024(6)	218,764

			831,096

The accompanying notes are an integral part of these financial statements.

87

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4%(5) - (continued)
		Machinery-Construction & Mining - 0.0%
	$150,000	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 08/01/2025	$150,792
	91,872	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 03/23/2025	92,331

			243,123

		Media - 0.6%
	118,800	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.04%, 01/31/2026	115,682
	293,284	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.31%, 04/30/2025	293,249
	297,347	CSC Holdings LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 07/17/2025	296,392
	99,500	Lamar Media Corp. 1 mo. USD LIBOR + 1.750%, 4.06%, 03/14/2025	99,624
	324,250	Numericable Group S.A. 3 mo. USD LIBOR + 3.688%, 5.97%, 01/31/2026	315,806
	199,249	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	197,671
	99,750	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.06%, 08/17/2024	99,700
	240,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 08/15/2026	239,100
		Unitymedia Finance LLC
	225,000	1 mo. USD LIBOR + 2.250%, 4.53%, 09/30/2025	224,636
	145,000	1 mo. USD LIBOR + 2.250%, 4.53%, 01/15/2026	144,719
	190,000	Unitymedia Hessen GmbH & Co. KG 1 mo. USD LIBOR + 2.000%, 4.28%, 06/01/2023	189,645
	216,557	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	215,647
	670,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	669,229

			3,101,100

		Miscellaneous Manufacturing - 0.1%
EUR	102,448	CTC AcquiCo GmbH 3 mo. EURIBOR + 3.000%, 3.00%, 03/07/2025	115,971
	$174,077	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.28%, 10/20/2024	173,351
	247,500	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.39%, 05/16/2024	245,953

			535,275

		Oil & Gas - 0.2%
	100,000	California Resources Corp. 1 mo. USD LIBOR + 4.750%, 7.04%, 12/31/2022	101,333
	775,260	Energy Transfer Equity L.P. 1 mo. USD LIBOR + 2.000%, 4.30%, 02/02/2024	774,709
	105,000	Grizzly Acquisitions, Inc. 1 mo. USD LIBOR + 3.250%, 5.65%, 10/01/2025	105,438

			981,480

		Packaging & Containers - 0.3%
	257,398	Berry Global, Inc. 3 mo. USD LIBOR + 1.750%, 4.03%, 02/08/2020	256,888
	95,402	Crown Americas LLC 1 Week USD LIBOR + 2.000%, 4.28%, 04/03/2025	95,454
	162,525	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 5.26%, 12/29/2023	162,051
	99,000	Plastipak Packaging, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 10/14/2024	98,691
	951,673	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/05/2023	951,673

			1,564,757

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4%(5) - (continued)
	Pharmaceuticals - 0.1%
$365,375	Endo Luxembourg Finance Co. S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.56%, 04/29/2024	$366,669
266,679	IQVIA, Inc. 3 mo. USD LIBOR + 2.000%, 4.39%, 03/07/2024	267,012
107,250	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.27%, 06/01/2025	107,225

		740,906

	Real Estate - 0.1%
181,323	KFC Holding Co. 1 mo. USD LIBOR + 1.750%, 4.04%, 04/03/2025	181,135
219,545	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.28%, 12/20/2024	218,882

		400,017

	REITS - 0.1%
258,375	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.30%, 03/21/2025	257,453

	Retail - 0.4%
259,730	Albertsons LLC 3 mo. USD LIBOR + 3.000%, 5.38%, 12/21/2022	258,935
492,500	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/31/2023	487,097
122,865	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.55%, 02/16/2024	122,343
298,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.30%, 09/25/2024	297,893
529,171	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 04/07/2025	517,704
313,665	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.500%, 4.79%, 01/28/2023	311,215
129,025	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 6.34%, 09/12/2024	128,630

		2,123,817

	Semiconductors - 0.0%
113,042	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	112,589
102,254	ON Semiconductor Corp. 1 mo. USD LIBOR + 1.750%, 4.05%, 03/31/2023	102,027

		214,616

	Software - 0.8%
155,273	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 5.89%, 06/13/2024	154,281
324,689	Aristocrat Technologies, Inc. 3 mo. USD LIBOR + 1.750%, 4.22%, 10/19/2024	323,361
243,750	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2024	243,355
202,319	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 09/07/2023	202,015
	First Data Corp.
782,755	1 mo. USD LIBOR + 2.000%, 4.29%, 07/08/2022	779,922
412,475	1 mo. USD LIBOR + 2.000%, 4.29%, 04/26/2024	410,070
258,043	Global Payments, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 04/21/2023	257,720
226,878	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 02/15/2024	227,021
553,883	Infor U.S., Inc. 1 mo. USD LIBOR + 2.750%, 5.14%, 02/01/2022	551,529
18,562	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	18,498
125,351	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	124,920
333,365	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	331,404

The accompanying notes are an integral part of these financial statements.

88

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.4%(5) - (continued)
	Software - 0.8% - (continued)
$207,375	Verint Systems Inc. 1 mo. USD LIBOR + 2.000%, 4.27%, 06/28/2024	$207,375
483,863	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 06/30/2023	484,264

		4,315,735

	Telecommunications - 0.3%
250,000	Ciena Corp. 1 mo. USD LIBOR + 2.000%, 4.28%, 09/26/2025	250,157
375,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 02/22/2024	375,176
433,400	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 02/02/2024	432,993
373,916	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/15/2024	358,432
100,095	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 01/19/2024	100,142

		1,516,900

	Total Senior Floating Rate Interests (cost $29,287,189)	$29,196,808

U.S. GOVERNMENT AGENCIES - 7.0%
	Mortgage-Backed Agencies - 7.0%
39,000,000	FNMA 3.50%, 11/01/2048(7)	$37,959,492

	Total U.S. Government Agencies (cost $38,079,660)	$37,959,492

U.S. GOVERNMENT SECURITIES - 88.7%
	U.S. Treasury Securities - 88.7%
	U.S. Treasury Bonds - 6.1%
29,432,562	2.50%, 01/15/2029(4)(8)	$33,244,232

		33,244,232

	U.S. Treasury Notes - 82.6%
204,791,986	0.13%, 04/15/2021(4)	199,576,190
66,980,836	0.13%, 07/15/2024(4)(9)	63,818,464
9,772,477	0.25%, 01/15/2025(4)	9,290,092
43,922,444	0.38%, 07/15/2025(4)	42,066,035
13,390,820	0.50%, 01/15/2028(4)	12,654,499
72,658,728	0.63%, 01/15/2024(4)	71,131,250
42,870,460	0.63%, 01/15/2026(4)	41,435,305
8,613,416	0.75%, 07/15/2028(4)(8)	8,340,209

		448,312,044

		481,556,276

	Total U.S. Government Securities (cost $497,365,575)	$481,556,276

	Total Long-Term Investments (cost $591,986,967)	$574,805,249

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
$8,721,191	Fidelity Institutional Government Fund, Institutional Class, 2.07%(10)	$8,721,191

	Total Short-Term Investments (cost $8,721,191)	$8,721,191

Total Investments Excluding Purchased Options (cost $600,708,158)	107.5%	$583,526,440

Total Purchased Options (cost $349,810)	0.1%	$444,155

Total Investments (cost $601,057,968)	107.6%	$583,970,595
Other Assets and Liabilities	(7.6)%	(41,134,791)

Total Net Assets	100.0%	$542,835,804

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(5)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(6)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(7)	Represents or includes a TBA transaction.

(8)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(10)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

89

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	BOA	3.20%	Receive	05/30/19	USD	8,990,000	8,990,000	$172,967	$139,795	$33,172
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	DEUT	3.20%	Receive	05/30/19	USD	14,095,000	14,095,000	271,188	210,015	61,173

Total Puts							23,085,000	$444,155	$349,810	$94,345

Total purchased swaption contracts							23,085,000	$444,155	$349,810	$94,345

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	100	12/18/2018	$10,038,361	$(29,139)
U.S. Treasury 10-Year Note Future	216	12/19/2018	25,582,500	(237,338)
U.S. Treasury 10-Year Ultra Note Future	95	12/19/2018	11,885,390	(249,674)

Total				$(516,151)

Short position contracts:
U.S. Treasury 2-Year Note Future	108	12/31/2018	$22,750,875	$(2,901)
U.S. Treasury 5-Year Note Future	240	12/31/2018	26,971,875	212,592

Total				$209,691

Total futures contracts				$(306,460)

OTC Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.AAA.6	GSC	USD	19,242,670	0.50%	05/11/63	Monthly	$—	$(15,026)	$158,202	$173,228

Total traded indices							$—	$(15,026)	$158,202	$173,228

Total OTC contracts							$—	$(15,026)	$158,202	$173,228

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2018
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	2.29% Fixed	CPURNSA	USD	25,572,000	01/15/22	At maturity	$—	$—	$(26,114)	$(26,114)
BOA	2.12% Fixed	CPURNSA	USD	8,580,000	01/15/24	At maturity	—	—	34,100	34,100

Total							$—	$—	$7,986	$7,986

The accompanying notes are an integral part of these financial statements.

90

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2018

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	1.00% Fixed	USD	3,322,000	09/29/26	Annual	$79,695	$—	$436,698	$357,003
12M Federal Funds Rate	0.94% Fixed	USD	13,439,000	08/22/24	Annual	—	—	1,372,294	1,372,294
12M Federal Funds Rate	1.03% Fixed	USD	9,012,000	09/06/26	Annual	—	—	1,159,802	1,159,802
3 Mo. USD LIBOR	2.25% Fixed	USD	24,709,000	06/20/28	Semi-Annual	1,293,849	—	2,003,083	709,234

Total						$1,373,544	$—	$4,971,877	$3,598,333

Bond Forward Contracts Outstanding at October 31, 2018
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Bonds(4), 0.13%, 04/15/2020	USD	1,746,247	11/30/2018	$(3,130)
BOA	U.S. Treasury Bonds(4), 0.63%, 01/15/2026	USD	18,016,563	11/30/2018	(58,312)
DEUT	U.S. Treasury Bonds(4), 0.13%, 07/15/2024	USD	12,327,708	11/30/2018	(35,332)
DEUT	U.S. Treasury Bonds(4), 0.63%, 01/15/2024	USD	2,847,429	11/30/2018	(8,755)
GSC	U.S. Treasury Bonds(4), 2.38%, 01/15/2025	USD	25,765,631	11/30/2018	(113,948)

Total					$(219,477)

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,905,000	AUD	4,161,879	USD	MSC	11/30/18	$21,105	$—
8,488,000	CAD	6,465,698	USD	JPM	11/30/18	—	(14,624)
2,825,000	EUR	3,211,624	USD	SSG	11/30/18	—	(4,231)
3,325,000	GBP	4,265,127	USD	BMO	11/30/18	—	(9,459)
744,250,000	JPY	6,629,669	USD	BMO	11/30/18	—	(19,373)
3,141,557	USD	4,430,000	AUD	DEUT	11/30/18	3,433	—
5,992,766	USD	25,184,000	BRL	SCB	12/19/18	—	(744,524)
4,273,539	USD	4,262,000	CHF	JPM	11/30/18	30,294	—
1,847,699	USD	5,620,240,000	COP	CBK	12/19/18	105,687	—
885,612	USD	779,000	EUR	SSG	11/30/18	1,167	—
3,012,968	USD	211,763,000	RUB	BNP	12/19/18	—	(181,751)
1,245,137	USD	19,012,000	ZAR	GSC	12/19/18	—	(35,629)

Total						$161,686	$(1,009,591)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real

Currency Abbreviations: – (continued)
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ICE	Intercontinental Exchange, Inc.
MTA	Monthly Treasury Average Index

The accompanying notes are an integral part of these financial statements.

91

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2018

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FNMA	Federal National Mortgage Association

Other Abbreviations: – (continued)
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TBA	To Be Announced

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$12,376,999	$—	$12,376,999	$—
Foreign Government Obligations	13,715,674	—	13,715,674	—
Senior Floating Rate Interests	29,196,808	—	29,196,808	—
U.S. Government Agencies	37,959,492	—	37,959,492	—
U.S. Government Securities	481,556,276	—	481,556,276	—
Short-Term Investments	8,721,191	8,721,191	—	—
Purchased Options	444,155	—	444,155	—
Foreign Currency Contracts(2)	161,686	—	161,686	—
Futures Contracts(2)	212,592	212,592	—	—
Swaps - Credit Default(2)	173,228	—	173,228	—
Swaps - Interest Rate(2)	3,632,433	—	3,632,433	—

Total	$588,150,534	$8,933,783	$579,216,751	$—

Liabilities
Bond Forward Contracts(2)	$(219,477)	$—	$(219,477)	$—
Foreign Currency Contracts(2)	(1,009,591)	—	(1,009,591)	—
Futures Contracts(2)	(519,052)	(519,052)	—	—
Swaps - Interest Rate(2)	(26,114)	—	(26,114)	—

Total	$(1,774,234)	$(519,052)	$(1,255,182)	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

92

Hartford Municipal Income Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.5%
	Alabama - 3.1%
$145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$153,778
200,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	227,988
150,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2046	161,852
265,000	State of Alabama, Docks Department 5.00%, 10/01/2024	290,358

		833,976

	Alaska - 0.4%
100,000	CIVIC Ventures, AK, Rev 5.00%, 09/01/2023	109,729

	Arizona - 1.3%
200,000	Salt Verde Financial Corp., AZ, Rev 5.00%, 12/01/2037	226,796
110,000	Tempe, AZ, IDA 4.00%, 10/01/2023(1)	110,037

		336,833

	California - 5.7%
250,000	Abag Finance Auth for Nonprofit Corps., CA, Rev 6.00%, 08/01/2030	274,760
230,000	California County Tobacco Securitization Agency 5.00%, 06/01/2020	239,290
45,000	Elk Grove, CA, Finance Auth Special Tax 5.00%, 09/01/2032	50,166
325,000	Fresno, CA, Unified School District 0.00%, 08/01/2032(2)	191,406
90,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	94,686
	Orange County, CA, Community Facs Dist
100,000	5.00%, 08/15/2023	109,551
150,000	5.00%, 08/15/2033	162,657
100,000	Romoland, CA, School Dist 5.00%, 09/01/2043	107,888
100,000	San Bernardino City, CA, Unified School District 0.00%, 08/01/2027(2)	75,557
255,000	San Joaquin Hills, CA, Transportation Corridor Agency 0.00%, 01/15/2025(2)	207,134

		1,513,095

	Colorado - 2.4%
175,000	City & County of Denver CO Airport System Rev 5.00%, 12/01/2036	198,579
150,000	Denver Convention Center Hotel, CO, Auth Rev 5.00%, 12/01/2040	157,517
100,000	Denver Urban Renewal Auth 5.25%, 12/01/2039(1)	97,752
	E-470 Public Highway, CO, Auth Rev
45,000	1 mo. USD LIBOR + 1.050%, 2.58%, 09/01/2039(3)	45,336
25,000	5.00%, 09/01/2019	25,591
100,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2023	110,349

		635,124

	Connecticut - 3.6%
200,000	City of Bridgeport CT, GO 5.00%, 07/15/2048	212,960
50,000	City of Hartford, CT, GO 5.00%, 07/01/2027	55,456
100,000	City of Waterbury, CT 5.00%, 11/15/2047	107,441
	Connecticut State Health & Educational Facs Auth
100,000	3.25%, 09/01/2021(1)	100,009
60,000	5.00%, 07/01/2042	64,399
125,000	Connecticut State, GO 5.00%, 04/15/2022	134,287
250,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	276,280

		950,832

	District of Columbia - 1.8%
	Dist of Columbia, GO
150,000	5.00%, 06/01/2025	172,228
150,000	5.00%, 06/01/2032	165,468
150,000	5.00%, 07/01/2042	148,145

		485,841

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.5% - (continued)
	Florida - 3.7%
$200,000	City of Jacksonville, FL 5.00%, 10/01/2030	$216,354
200,000	City of Port Saint Lucie, FL 4.00%, 07/01/2027	210,374
	Lee County, FL, Airport Rev
125,000	5.00%, 10/01/2032	138,363
100,000	5.00%, 10/01/2033	110,365
	Miami-Dade County, FL, Aviation Rev
15,000	5.00%, 10/01/2029	16,438
15,000	5.00%, 10/01/2031	16,332
20,000	5.00%, 10/01/2032	21,712
20,000	5.00%, 10/01/2033	21,649
65,000	Miami-Dade County, FL, Seaport Department Rev 5.00%, 10/01/2023	70,618
100,000	Orange County, FL, Health Facs Auth 5.00%, 08/01/2031	108,036
60,000	Putnam County, FL, DA Auth 5.00%, 03/15/2042	64,998

		995,239

	Georgia - 1.8%
	Burke County, GA, DA Rev
70,000	2.35%, 10/01/2032(4)	69,401
125,000	3.00%, 11/01/2045(4)	122,163
40,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039	40,623
100,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(4)	98,942
125,000	Municipal Electric Auth, GA 5.00%, 11/01/2022	136,022

		467,151

	Hawaii - 0.6%
150,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	168,308

	Illinois - 18.4%
	Chicago, IL, Board of Education
140,000	5.25%, 12/01/2039	141,590
100,000	5.75%, 04/01/2035	112,015
270,000	Chicago, IL, Metropolitan Water Reclamation Dist GO 5.25%, 12/01/2032	315,600
	Chicago, IL, Midway International Airport Rev
100,000	5.00%, 01/01/2023	108,014
250,000	5.00%, 01/01/2041	264,895
250,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2020	251,275
	Chicago, IL, Transit Auth
75,000	5.00%, 06/01/2020	77,993
100,000	5.00%, 12/01/2044	107,638
160,000	5.25%, 12/01/2024	171,490
250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	263,105
105,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2018	105,000
	Cook County, IL, Community High School Dist No. 212 Leyden
105,000	5.00%, 12/01/2027	115,305
170,000	5.00%, 12/01/2030	184,824
	Cook County, IL, GO
100,000	5.00%, 11/15/2021	107,660
105,000	5.00%, 11/15/2028	109,074
110,000	Decatur, IL, GO 5.00%, 03/01/2034	118,663
	Illinois State Finance Auth Rev
150,000	5.00%, 11/15/2030	164,418
150,000	5.00%, 02/15/2033	166,624
245,000	5.00%, 08/15/2035	260,168
150,000	5.00%, 10/01/2041	162,091
	Illinois State, GO
250,000	5.00%, 05/01/2029	255,172
105,000	5.00%, 11/01/2029	107,444
150,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2035	161,936

The accompanying notes are an integral part of these financial statements.

93

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.5% - (continued)
	Illinois - 18.4% - (continued)
$100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School District GO 5.00%, 01/01/2023	$109,286
150,000	Kendall Kane & Will Counties, IL, Unified School District GO 5.00%, 02/01/2024	165,223
	Metropolitan Pier & Exposition Auth, IL
125,000	0.00%, 06/15/2020(2)	118,453
105,000	4.85%, 12/15/2042(5)	55,923
70,000	Railsplitter Tobacco Settlement Auth, IL 5.00%, 06/01/2027	78,121
	Regional Transportation, IL, Auth Rev
80,000	5.00%, 06/01/2026	88,902
125,000	6.25%, 07/01/2022	141,263
150,000	Sales Tax Securitization Corp. 5.00%, 01/01/2029	166,881
50,000	State of Illinois 5.00%, 02/01/2027	51,878
90,000	University of Illinois, IL, Auxiliary Facs Rev 5.00%, 04/01/2024	97,970

		4,905,894

	Indiana - 0.8%
115,000	Indiana Municipal Power Agency 5.00%, 01/01/2033	129,958
85,000	Indianapolis, IN, Airport Auth Rev 4.75%, 01/01/2030	86,951

		216,909

	Kentucky - 2.1%
225,000	Kentucky Bond Dev. Corp. 5.00%, 09/01/2035	247,158
90,000	Kentucky Economic Development Finance Auth 5.00%, 12/01/2047	95,441
200,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(4)	210,022

		552,621

	Louisiana - 2.6%
	Louisiana State Local Gov’t Environmental Facs & Community DA Rev
100,000	5.75%, 11/15/2030	106,844
100,000	6.00%, 11/15/2030	108,645
	Louisiana State Public Facs Auth Rev
100,000	5.00%, 05/15/2035	108,209
100,000	5.00%, 05/15/2047	104,857
40,000	6.38%, 05/15/2031	44,055
200,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2038	213,802

		686,412

	Maryland - 0.2%
50,000	Maryland Health & Higher Educational Facs. Auth 2.88%, 07/01/2023	49,815

	Massachusetts - 2.1%
100,000	Commonwealth of Massachusetts, GO 4.00%, 09/01/2034	102,636
	Massachusetts Dev. Finance Agency
100,000	5.00%, 10/01/2047(1)	102,306
150,000	5.00%, 07/01/2048	159,076
200,000	Massachusetts State PA 4.00%, 07/01/2046	196,050

		560,068

	Michigan - 2.4%
150,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2046	163,633
	Michigan Finance Auth
150,000	5.00%, 04/01/2019	151,629
100,000	5.00%, 07/01/2035	107,244
100,000	5.00%, 05/15/2038	107,665
50,000	State of Michigan 5.00%, 03/15/2027	57,712
35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	38,939

		626,822

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.5% - (continued)
	Minnesota - 2.6%
	Duluth, MN, ISD, No. 709
$20,000	4.00%, 02/01/2027	$20,934
200,000	5.00%, 02/01/2022	214,008
100,000	Minneapolis-St Paul, MN, Metropolitan Airports Commission 5.00%, 01/01/2031	110,492
100,000	Rochester, MN, Healthcare & Housing Rev Facs 4.00%, 12/01/2019	101,181
200,000	Saint Francis, MN, ISD, No. 15 4.00%, 02/01/2029	207,508
50,000	Saint Paul, MN, Housing & Redevelopment Auth 5.25%, 11/15/2028	51,642

		705,765

	Missouri - 1.0%
100,000	Kirkwood, MO, IDA 5.25%, 05/15/2032	105,121
150,000	Saint Louis, MO, Airport Rev 5.00%, 07/01/2042	164,801

		269,922

	Montana - 1.2%
145,000	Montana Board of Housing 4.00%, 12/01/2043	151,107
150,000	Montana Facs Finance Auth 5.00%, 02/15/2033	163,799

		314,906

	Nebraska - 0.4%
100,000	Central Plains, NE, Energy Project Gas Rev 5.25%, 12/01/2021	107,825

	Nevada - 1.3%
150,000	City of Reno, NV 5.00%, 06/01/2033	165,615
100,000	Clark County, NV, School Dist 5.00%, 06/15/2029	112,703
80,000	Clark County, NV, Special Improvement Dist 2.25%, 12/01/2019	79,813

		358,131

	New Jersey - 3.0%
50,000	City of Atlantic City, NJ, GO 5.00%, 03/01/2020	51,551
205,000	City of Bayonne, NJ, GO 5.00%, 07/01/2034	222,064
285,000	New Jersey Educational Facs Auth Rev 5.00%, 09/01/2019	290,860
50,000	New Jersey Health Care Facs Financing Auth Rev 5.25%, 07/01/2026	53,869
65,000	New Jersey Transportation Trust Fund Auth 5.00%, 12/15/2023	70,738
90,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	99,670

		788,752

	New York - 5.5%
250,000	City of New York, NY, GO 5.00%, 12/01/2035	278,985
100,000	Liberty Corp., NY, Development Goldman Sachs Headquarters 5.25%, 10/01/2035	118,520
	Metropolitan Transportation Auth, NY, Rev
100,000	5.25%, 11/15/2036	113,590
70,000	5.25%, 11/15/2040	74,473
100,000	New York City Water & Sewer System 5.00%, 06/15/2043	107,325
	New York State Dormitory Auth Rev
150,000	5.00%, 03/15/2031	167,409
350,000	5.00%, 03/15/2035	396,917
100,000	New York Transportation Development Corp. Rev 5.00%, 07/01/2046	104,041
100,000	TSASC, Inc., NY 5.00%, 06/01/2023	108,855

		1,470,115

	North Carolina - 0.1%
25,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027	25,232

The accompanying notes are an integral part of these financial statements.

94

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.5% - (continued)
	Ohio - 4.0%
	American Municipal Power, Inc., OH
$200,000	4.00%, 02/15/2036	$200,492
105,000	4.00%, 02/15/2042	103,119
	Buckeye, OH, Tobacco Settlement Finance Auth
250,000	6.00%, 06/01/2042	245,960
150,000	6.50%, 06/01/2047	151,613
	City of Cleveland, OH, Airport System Rev
60,000	5.00%, 01/01/2022	64,628
55,000	5.00%, 01/01/2023	60,244
150,000	Cleveland, OH, Department of Public Utilities 5.00%, 11/15/2030	169,797
70,000	County of Montgomery, OH 5.00%, 05/01/2039	70,708

		1,066,561

	Oklahoma - 0.3%
	Oklahoma Dev. Finance Auth
35,000	5.25%, 08/15/2048	37,057
35,000	5.50%, 08/15/2057	37,457

		74,514

	Oregon - 1.8%
55,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis 0.00%, 06/15/2038(5)	56,738
40,000	Marion County, OR, School Dist No. 15 North Marion 0.00%, 06/15/2037(2)	18,281
55,000	Salem Hospital Fac Auth, OR 5.00%, 05/15/2025	60,796
115,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	122,295
225,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J 0.00%, 06/15/2034(2)	121,950
95,000	Washington County, OR, School Dist No. 48, GO 5.00%, 06/15/2035(5)	106,875

		486,935

	Pennsylvania - 6.5%
150,000	Commonwealth Financing Auth, PA 5.00%, 06/01/2027	168,678
100,000	Delaware River, PA, JT Toll Bridge Commission 5.00%, 07/01/2047	110,336
90,000	Harrisburg, PA, School Dist GO 5.00%, 11/15/2026	101,534
100,000	Lancaster County, PA, Hospital Auth 5.13%, 07/01/2037	103,349
100,000	Montgomery County, PA, IDA Rev 5.00%, 12/01/2025	109,925
150,000	Pennsylvania Higher Educational Facs Auth Rev 5.00%, 05/01/2025	168,627
	Pennsylvania Turnpike Commission Rev
250,000	MUNIPSA + 0.980%, 2.58%, 12/01/2021(3)	252,992
150,000	5.00%, 12/01/2025	169,211
90,000	5.00%, 12/01/2031	99,613
145,000	5.00%, 12/01/2037	154,677
115,000	Philadelphia, PA, School Dist GO 5.00%, 09/01/2019	117,489
150,000	Reading, PA, School Dist GO 5.00%, 03/01/2025	167,724

		1,724,155

	Puerto Rico - 0.6%
	Commonwealth of Puerto Rico, GO
40,000	5.50%, 07/01/2019	40,571
100,000	6.00%, 07/01/2039*	60,000
	Puerto Rico Electric Power Auth
25,000	5.00%, 07/01/2019	25,276
35,000	5.25%, 07/01/2019	35,443

		161,290

	Rhode Island - 0.7%
80,000	Rhode Island Health & Educational Bldg Corp. 5.00%, 05/15/2028	89,477

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.5% - (continued)
	Rhode Island - 0.7% - (continued)
$100,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	$102,203

		191,680

	South Carolina - 0.8%
	South Carolina State Public Service Auth
50,000	5.00%, 12/01/2031	53,201
50,000	5.00%, 12/01/2034	52,784
100,000	5.00%, 12/01/2050	103,566

		209,551

	Tennessee - 2.1%
150,000	Shelby County, TN, Health Educational & Housing Facs Board Rev 5.00%, 09/01/2025(1)	149,133
	Tennessee Housing Development Agency
215,000	3.50%, 01/01/2047	218,732
185,000	4.00%, 01/01/2049	192,992

		560,857

	Texas - 8.4%
	Arlington, TX, Higher Education Finance Corp. Rev
150,000	4.00%, 08/15/2030	155,377
250,000	5.00%, 02/15/2027	286,825
250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	261,995
200,000	City of Austin, TX, Airport System Rev 5.00%, 11/15/2031	217,782
250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	258,395
150,000	El Paso, TX, ISD GO 5.00%, 08/15/2027	172,710
110,000	Harris County, TX, Toll Road Auth 5.00%, 08/15/2031	125,508
100,000	Harris County-Houston, TX, Sports Auth 5.00%, 11/15/2020	105,340
75,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2023	81,325
150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	162,403
100,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2031	104,626
35,000	North Texas Tollway Auth Rev 6.25%, 01/01/2039	35,223
250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	283,070

		2,250,579

	Virginia - 0.3%
90,000	Wise County, VA, IDA Rev 1.88%, 11/01/2040(4)	89,174

	Washington - 2.1%
250,000	King County, WA, GO 4.00%, 07/01/2030	264,245
	Washington State Health Care Facs Auth Rev
115,000	5.00%, 01/01/2026	128,941
145,000	5.38%, 01/01/2040	153,139

		546,325

	Wisconsin - 0.8%
	Public Finance Auth, WI
100,000	5.00%, 05/15/2019(1)	101,183
100,000	5.00%, 10/01/2043(1)	100,384

		201,567

	Total Municipal Bonds (cost $25,981,792)	$25,698,505

	Total Long-Term Investments (cost $25,981,792)	$25,698,505

The accompanying notes are an integral part of these financial statements.

95

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.9%
518,431	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(6)	$518,431

	Total Short-Term Investments (cost $518,431)	$518,431

Total Investments (cost $26,500,223)	98.4%	$26,216,936
Other Assets and Liabilities	1.6%	417,995

Total Net Assets	100.0%	$26,634,931

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $760,804, representing 2.9% of net assets.

(2)	Security is a zero-coupon bond.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
LIBOR	London Interbank Offered Rate
MUNIPSA	Municipal Swap Index Yield

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation

Municipal Abbreviations: – (continued)
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$25,698,505	$—	$25,698,505	$—
Short-Term Investments	518,431	518,431	—	—

Total	$26,216,936	$518,431	$25,698,505	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

96

The Hartford Municipal Opportunities Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6%
	Alabama - 1.5%
	Alabama Federal Aid Highway Finance Auth
$1,615,000	5.00%, 09/01/2026	$1,777,081
1,250,000	5.00%, 09/01/2034	1,416,700
1,000,000	Alabama State Port Auth Rev, Docks Facilities 5.00%, 10/01/2032	1,095,530
1,415,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	1,613,015
2,660,000	Jefferson County, AL 5.00%, 04/01/2024	2,961,910
3,000,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2042	3,246,690

		12,110,926

	Alaska - 0.4%
	CIVICVentures, AK, Rev
2,000,000	5.00%, 09/01/2025	2,233,520
1,000,000	5.00%, 09/01/2026	1,114,160

		3,347,680

	Arizona - 1.0%
1,360,000	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,417,106
3,000,000	Salt River, AZ, Agricultural Improvement 5.00%, 12/01/2027	3,228,360
855,000	Salt Verde Financial Corp., AZ 5.25%, 12/01/2020	901,649
120,000	Sundance, AZ, Community Facs Dist 7.13%, 07/01/2027(1)	119,999
2,200,000	Tempe, AZ, IDA 4.00%, 10/01/2023(1)	2,200,748

		7,867,862

	California - 7.4%
1,050,000	California County, CA, Tobacco Securitization 5.00%, 06/01/2022	1,134,483
	California State Communities DA Rev
700,000	5.00%, 10/01/2022	742,021
1,000,000	5.63%, 10/01/2032	1,054,590
1,000,000	California State Health Facs 5.00%, 02/01/2029	1,141,200
1,000,000	California State Public Works Board, Correctional Facs Improvement 6.00%, 03/01/2035	1,054,670
2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,181,880
170,000	California State Public Works Board, State University Trustees 6.13%, 04/01/2029	173,128
3,000,000	California State, GO 5.00%, 08/01/2029	3,445,410
300,000	El Dorado, CA, Irrigation Dist 5.38%, 08/01/2024	308,235
	Elk Grove, CA, Finance Auth Special Tax
315,000	5.00%, 09/01/2031	352,397
910,000	5.00%, 09/01/2032	1,014,477
2,600,000	Fresno Unified School Dist. 0.00%, 08/01/2031(2)	1,612,052
	Hemet, CA, Unified School District Finance Auth Special Tax
1,440,000	5.00%, 09/01/2030	1,554,840
1,535,000	5.00%, 09/01/2031	1,652,013
400,000	Huntington Park, CA, Public Finance Auth Rev 5.25%, 09/01/2019	400,996
	Inglewood, CA, Redevelopment Agency
1,000,000	5.00%, 05/01/2028	1,149,840
1,000,000	5.00%, 05/01/2029	1,141,780
5,225,000	Long Beach, CA, Finance Auth Natural Gas 3 mo. USD LIBOR + 1.450%, 3.00%, 11/15/2027(3)	5,232,890
2,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	2,119,320
	Orange County, CA, Community Facs Dist, Special Tax
1,000,000	5.00%, 08/15/2034	1,077,331
1,000,000	5.00%, 08/15/2036	1,073,890
2,500,000	5.00%, 08/15/2041	2,662,250
500,000	Port of Oakland, CA 5.00%, 05/01/2023	541,960
1,000,000	Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation 5.00%, 09/01/2029	1,125,000

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	California - 7.4% - (continued)
$2,000,000	Romoland School Dist. 5.00%, 09/01/2048	$2,152,720
1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,092,870
60,000	San Diego, CA, Redevelopment Agency, Centre City Sub Pkg 5.25%, 09/01/2026	60,164
3,000,000	San Diego, CA, Redevelopment Agency, Tax Allocation 7.00%, 11/01/2039	3,153,180
	San Diego, CA, Unified School District GO
805,000	4.00%, 07/01/2034	829,674
865,000	4.00%, 07/01/2035	886,850
1,120,000	San Francisco City & County, CA, Redevelopment Agency 6.50%, 08/01/2032	1,159,962
1,165,000	San Joaquin Hills, CA, Transportation Auth 5.00%, 01/15/2029	1,275,209
	San Mateo, CA, Joint Powers Finance Auth
1,250,000	5.00%, 06/15/2029	1,407,262
1,250,000	5.00%, 06/15/2030	1,403,787
2,000,000	Santa Cruz County, CA, Redevelopment Agency 6.63%, 09/01/2029	2,079,300
	Santa Margarita, CA, Water Dist Special Tax
500,000	4.25%, 09/01/2021	516,960
500,000	5.00%, 09/01/2022	530,330
500,000	5.00%, 09/01/2023	534,880
500,000	5.00%, 09/01/2024	534,880
500,000	5.00%, 09/01/2025	533,730
2,065,000	5.00%, 09/01/2028	2,240,587
50,000	Southern California Public Power Auth 5.00%, 07/01/2023	50,276
1,500,000	Stockton, CA, Redevelopment Agency 5.00%, 09/01/2029	1,697,850
1,250,000	Ventura County, CA, Certificates of Participation 5.63%, 08/15/2027	1,288,512
1,000,000	Washington Township, CA, Health Care Dist Rev 6.00%, 07/01/2029	1,018,930

		58,394,566

	Colorado - 1.5%
	City & County of Denver CO Airport System Rev
1,000,000	5.00%, 12/01/2034	1,131,740
1,575,000	5.00%, 12/01/2036	1,787,215
1,330,000	Colorado Health Facs Auth Rev 1 mo. USD LIBOR + 1.250%, 2.78%, 10/01/2039(3)	1,334,748
1,000,000	Denver City & County School Dist. No. 1, CO 5.50%, 12/01/2029	1,207,120
1,440,000	Denver Urban Renewal Auth 5.25%, 12/01/2039(1)	1,407,629
1,930,000	E-470 Public Highway, CO, Auth Rev 1 mo. USD LIBOR + 1.050%, 2.58%, 09/01/2039(3)	1,944,398
2,000,000	Park Creek, CO, Metropolitan Dist 5.00%, 12/01/2029	2,215,740
600,000	University of Colorado Enterprise Rev 5.75%, 06/01/2028	613,194

		11,641,784

	Connecticut - 3.7%
6,500,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	7,279,805
950,000	City of Hartford, CT, GO 5.00%, 07/01/2027	1,053,655
1,500,000	City of New Britain, CT, GO 5.00%, 03/01/2031	1,670,475
2,600,000	City of New Haven, CT, GO 5.00%, 08/01/2024	2,916,264
	City of Waterbury, CT, GO
405,000	5.00%, 11/15/2031	450,380
1,000,000	5.00%, 11/15/2032	1,108,790
	Connecticut Housing Finance Auth
515,000	4.00%, 11/15/2044	528,447
1,510,000	4.00%, 11/15/2045	1,556,991
1,810,000	4.00%, 05/15/2047	1,883,576

The accompanying notes are an integral part of these financial statements.

97

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Connecticut - 3.7% - (continued)
	Connecticut State, GO
$470,000	5.00%, 04/15/2022	$504,921
750,000	5.00%, 05/15/2025	829,973
	State of Connecticut
1,450,000	5.00%, 03/15/2025	1,601,902
2,425,000	5.00%, 06/15/2026	2,695,460
2,500,000	5.00%, 04/15/2029	2,747,350
2,065,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	2,282,073

		29,110,062

	District of Columbia - 0.1%
	Dist of Columbia Rev
735,000	5.00%, 07/01/2032	750,501
270,000	5.00%, 07/01/2037	270,170

		1,020,671

	Florida - 3.8%
	Broward County, FL, Airport System Rev
145,000	5.00%, 10/01/2019	148,464
265,000	5.00%, 10/01/2020	277,603
285,000	5.00%, 10/01/2021	304,899
	City of Port Saint Lucie, FL
3,000,000	4.00%, 07/01/2028	3,138,990
3,000,000	4.00%, 07/01/2029	3,122,490
2,040,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	2,175,905
1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,756,107
500,000	Magnolia Creek, FL, Community Development Dist Capital Improvement 5.90%, 05/01/2039*	112,500
1,000,000	Manatee County, FL, School Dist 5.00%, 10/01/2030	1,123,200
190,000	Miami Beach, FL, Health Facs Auth 5.00%, 11/15/2020	198,791
1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,115,410
	Miami-Dade County, FL, Aviation Rev
1,000,000	5.00%, 10/01/2024	1,081,000
2,500,000	5.00%, 10/01/2026	2,692,875
530,000	5.00%, 10/01/2027	583,117
200,000	5.00%, 10/01/2035	209,244
625,000	Miami-Dade County, FL, Expressway Auth 5.00%, 07/01/2024	705,613
3,000,000	Miami-Dade County, FL, GO 5.00%, 07/01/2032	3,371,400
	Orange County, FL, Health Facs Auth
1,190,000	5.00%, 08/01/2024	1,307,477
1,280,000	5.00%, 08/01/2025	1,413,696
1,350,000	5.00%, 08/01/2026	1,482,165
	Palm Beach County, FL, Health Facs Auth
1,000,000	6.75%, 06/01/2024	1,120,700
1,000,000	6.80%, 06/01/2025	1,117,700
1,150,000	Putnam County, FL, DA Auth 5.00%, 03/15/2042	1,245,795
190,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	191,404

		29,996,545

	Georgia - 2.8%
2,000,000	Atlanta, GA, Airport Passenger Facs Charge Rev 5.00%, 01/01/2023	2,065,120
	Burke County, GA, DA Rev
285,000	1.85%, 12/01/2049(4)	282,965
1,740,000	2.05%, 10/01/2032(4)	1,686,756
2,860,000	2.35%, 10/01/2032(4)	2,835,518
4,450,000	3.00%, 11/01/2045(4)	4,348,985
1,500,000	Dekalb Newton and Gwinnett Counties, GA, Joint DA 6.00%, 07/01/2034	1,539,420

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Georgia - 2.8% - (continued)
$3,375,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(4)	$3,339,292
	Municipal Electric Auth, GA
1,170,000	5.00%, 01/01/2022	1,255,457
1,000,000	5.00%, 11/01/2022	1,088,180
1,075,000	5.00%, 01/01/2024	1,173,932
1,825,000	5.00%, 01/01/2028	2,029,583

		21,645,208

	Hawaii - 0.7%
2,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	2,163,560
	State of Hawaii Airports System Rev
1,000,000	5.00%, 07/01/2032	1,118,560
1,000,000	5.00%, 07/01/2033	1,114,230
155,000	5.00%, 07/01/2034	172,171
1,000,000	5.00%, 07/01/2035	1,106,480

		5,675,001

	Illinois - 16.7%
695,000	Aurora, IL, Tax Increment Rev 6.75%, 12/30/2027	697,307
	Chicago, IL, Board of Education
1,000,000	5.00%, 12/01/2024	1,092,940
3,500,000	5.00%, 12/01/2034	3,540,600
1,295,000	6.00%, 01/01/2020	1,313,531
1,510,000	Chicago, IL, Board of Education, GO 5.00%, 12/01/2042	1,485,025
715,000	Chicago, IL, Board of Education, Special Tax 6.00%, 04/01/2046	815,465
	Chicago, IL, Metropolitan Water Reclamation Dist GO
3,500,000	5.00%, 12/01/2027	3,977,400
2,530,000	5.00%, 12/01/2031	2,682,357
1,700,000	5.25%, 12/01/2032	1,987,113
	Chicago, IL, Midway International Airport
500,000	5.00%, 01/01/2021	524,320
1,420,000	5.00%, 01/01/2031	1,528,687
1,000,000	5.00%, 01/01/2036	1,072,650
	Chicago, IL, Park Dist, GO
65,000	5.00%, 01/01/2019	65,298
275,000	5.00%, 01/01/2020	276,402
	Chicago, IL, Transit Auth
3,000,000	5.00%, 06/01/2020	3,112,620
415,000	5.00%, 06/01/2025	458,741
800,000	5.25%, 12/01/2027	851,600
5,000,000	5.25%, 12/01/2028	5,313,400
	City of Chicago, IL, GO
1,000,000	5.00%, 01/01/2020	1,019,670
980,000	5.00%, 01/01/2021	1,013,026
1,000,000	5.00%, 12/01/2023	1,035,110
2,000,000	5.00%, 01/01/2024	2,127,860
	City of Chicago, IL, Wastewater Transmission Rev
1,000,000	5.00%, 01/01/2028	1,084,200
2,500,000	5.00%, 01/01/2029	2,700,425
	City of Chicago, IL, Waterworks Rev
135,000	5.00%, 11/01/2023	145,415
1,000,000	5.00%, 11/01/2027	1,111,950
1,020,000	5.00%, 11/01/2028	1,104,415
1,205,000	5.00%, 11/01/2029	1,279,264
3,465,000	Cook County, IL, Community Consolidated School Dist No. 15, GO 5.00%, 12/01/2024	3,876,088
	Cook County, IL, Community High School Dist No. 212 Leyden
1,775,000	5.00%, 12/01/2026	1,958,482
310,000	5.00%, 12/01/2027	340,423
1,000,000	5.00%, 12/01/2034	1,077,510

The accompanying notes are an integral part of these financial statements.

98

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Illinois - 16.7% - (continued)
	Cook County, IL, GO
$1,000,000	5.00%, 11/15/2026	$1,128,920
4,300,000	5.00%, 11/15/2027	4,821,934
600,000	Cook, IL, Regional Transportation Auth 5.00%, 06/01/2035	657,780
1,400,000	Illinois Finance Auth Rev, Art Institute of Chicago 6.00%, 03/01/2038	1,418,438
	Illinois State Finance Auth Rev
1,000,000	5.00%, 10/01/2023	1,106,610
1,000,000	5.00%, 11/15/2023	1,110,100
5,000,000	5.00%, 02/15/2027	5,752,350
700,000	5.00%, 10/01/2028	787,976
1,000,000	5.00%, 11/15/2028	1,109,270
2,650,000	5.00%, 11/15/2031	2,896,582
2,500,000	5.00%, 11/15/2033	2,715,850
2,135,000	5.00%, 11/15/2034	2,312,397
1,240,000	7.75%, 08/15/2034	1,294,684
	Illinois State Toll Highway Auth, Taxable Rev
1,000,000	5.00%, 01/01/2027	1,088,330
1,000,000	5.00%, 01/01/2031	1,121,440
	Illinois State, GO
1,500,000	5.00%, 08/01/2025	1,548,465
3,500,000	5.00%, 11/01/2025	3,640,245
1,985,000	5.00%, 02/01/2026	2,048,580
3,120,000	5.00%, 11/01/2029	3,192,634
950,000	5.00%, 05/01/2033	965,048
1,030,000	6.50%, 06/15/2022	1,078,925
	Kane Cook & DuPage Counties, IL, GO
4,200,000	5.00%, 01/01/2031	4,601,016
1,700,000	5.00%, 01/01/2034	1,842,834
1,700,000	5.00%, 01/01/2035	1,835,269
	Kane McHenry Cook & DeKalb Counties, IL, Unified School District GO
1,875,000	5.00%, 01/01/2027	2,088,994
2,000,000	5.00%, 01/01/2029	2,244,700
1,665,000	Kendall Kane & Will County, IL, Unified School District GO 5.00%, 02/01/2034	1,806,908
	Metropolitan Pier & Exposition Auth, IL
1,120,000	0.00%, 06/15/2020(2)	1,061,334
4,000,000	0.00%, 12/15/2024(2)	3,125,920
2,000,000	0.00%, 06/15/2027(2)	1,396,600
3,895,000	0.00%, 12/15/2042(5)	2,074,477
1,650,000	5.00%, 12/15/2020	1,720,323
1,000,000	5.00%, 12/15/2035	1,044,360
	Railsplitter Tobacco Settlement Auth, IL
1,000,000	5.00%, 06/01/2026	1,126,020
1,940,000	5.00%, 06/01/2027	2,165,059
1,000,000	5.50%, 06/01/2023	1,079,710
	Sales Tax Securitization Corp.
350,000	5.00%, 01/01/2029	389,389
1,000,000	5.00%, 01/01/2030	1,106,760
	State of Illinois
1,185,000	5.00%, 06/15/2024	1,279,575
3,500,000	5.00%, 11/01/2024	3,641,435
2,000,000	5.00%, 10/01/2026	2,078,040
1,200,000	5.00%, 02/01/2027	1,245,060

		131,419,635

	Indiana - 1.8%
2,000,000	City of Whiting, IN 5.00%, 03/01/2046(4)	2,162,920
	Indiana Municipal Power Agency
2,000,000	5.00%, 01/01/2031	2,285,600
1,050,000	5.00%, 01/01/2032	1,193,682
870,000	5.00%, 01/01/2033	983,161
180,000	5.00%, 01/01/2034	202,354

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Indiana - 1.8% - (continued)
$1,000,000	Indiana State Finance Auth Hospital Rev 5.00%, 12/01/2029	$1,106,290
1,625,000	Indiana State Finance Auth Rev 5.00%, 03/01/2023	1,733,534
1,000,000	Indianapolis, IN, Airport Auth Rev 5.00%, 01/01/2029	1,081,540
1,000,000	Indianapolis, IN, Local Public Improvement Bond Bank 5.00%, 01/01/2031	1,103,560
775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	828,273
250,000	University of Southern Indiana 5.00%, 10/01/2023	256,730
1,000,000	Whiting, IN, Environmental Facs Rev 1.85%, 06/01/2044(4)	994,870

		13,932,514

	Iowa - 0.1%
650,000	Iowa Student Loan Liquidity Corp. 5.00%, 12/01/2024	706,303

	Kansas - 0.3%
	Wyandotte County-Kansas City, KS
1,000,000	5.00%, 09/01/2025	1,122,700
1,390,000	5.00%, 09/01/2028	1,557,759

		2,680,459

	Kentucky - 1.9%
	Kentucky Bond Dev. Corp.
1,000,000	5.00%, 09/01/2032	1,110,620
1,100,000	5.00%, 09/01/2033	1,216,897
1,200,000	5.00%, 09/01/2034	1,323,360
1,025,000	5.00%, 09/01/2035	1,125,942
2,910,000	Kentucky Economic Development Finance Auth 5.00%, 12/01/2047	3,085,939
4,000,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(4)	4,200,440
2,600,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	2,780,700

		14,843,898

	Louisiana - 2.4%
	City of Shreveport, LA, Water & Sewer Rev
2,000,000	5.00%, 12/01/2027	2,253,420
1,000,000	5.00%, 12/01/2035	1,106,780
1,400,000	5.00%, 12/01/2036	1,543,780
	Louisiana State Local Gov’t Environmental Facs & Community DA Rev
975,000	5.75%, 11/15/2030	1,041,729
1,155,000	6.00%, 11/15/2030	1,254,850
1,750,000	6.00%, 11/15/2035	1,877,347
4,000,000	Louisiana State, GO 5.00%, 12/01/2031	4,441,560
	New Orleans, LA, Aviation Board
750,000	5.00%, 01/01/2026	834,773
500,000	5.00%, 01/01/2027	559,235
1,250,000	5.00%, 01/01/2034	1,333,087
2,500,000	6.00%, 01/01/2023	2,517,000

		18,763,561

	Maryland - 0.6%
500,000	Howard, MD, Special Obligation 4.00%, 02/15/2028(1)	502,805
480,000	Maryland Econ Development Corp. 4.00%, 06/01/2020	493,042
1,620,000	Maryland Health & Higher Educational Facs. Auth 2.88%, 07/01/2023	1,614,006
2,000,000	Rockville, MD, Mayor 3.00%, 11/01/2025	1,943,260

		4,553,113

The accompanying notes are an integral part of these financial statements.

99

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Massachusetts - 1.0%
$200,000	Massachusetts School Building Auth 5.00%, 11/15/2030	$227,760
	Massachusetts State Development Finance Agency
1,000,000	4.00%, 10/01/2024(1)	1,012,060
1,000,000	4.00%, 10/01/2025(1)	1,007,790
635,000	4.00%, 10/01/2026(1)	636,264
165,000	4.00%, 07/15/2036	172,450
480,000	5.00%, 01/01/2019	481,910
1,000,000	5.00%, 07/01/2029	1,095,090
2,000,000	5.00%, 07/01/2030	2,180,380
1,200,000	8.00%, 04/15/2031	1,266,888

		8,080,592

	Michigan - 3.6%
5,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	5,654,350
	Michigan Finance Auth
2,165,000	5.00%, 04/01/2020	2,238,458
1,000,000	5.00%, 07/01/2027	1,105,320
1,000,000	5.00%, 07/01/2028	1,100,280
1,000,000	5.00%, 07/01/2029	1,083,900
2,700,000	5.00%, 10/01/2030	2,955,339
2,555,000	5.00%, 06/01/2033	2,778,741
1,000,000	5.00%, 06/01/2034	1,085,440
915,000	5.00%, 11/01/2034	1,029,119
1,000,000	5.00%, 11/01/2035	1,120,240
1,000,000	5.00%, 11/01/2036	1,115,780
1,000,000	5.00%, 11/01/2038	1,105,170
1,000,000	Michigan State Building Auth 5.00%, 04/15/2027	1,152,010
	Michigan State Hospital Finance Auth
1,505,000	4.00%, 11/15/2031	1,539,766
345,000	4.00%, 11/15/2032	351,859
370,000	State of Michigan 5.00%, 03/15/2027	427,065
2,465,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	2,730,396

		28,573,233

	Minnesota - 0.8%
	Duluth, MN, ISD, No. 709
2,935,000	3.00%, 02/01/2021	2,961,033
1,180,000	4.00%, 02/01/2027	1,235,130
250,000	Rochester, MN, Healthcare & Housing Rev Facs 4.00%, 12/01/2019	252,953
	Saint Francis, MN, ISD, No. 15
315,000	4.00%, 02/01/2029	326,825
365,000	4.00%, 02/01/2030	376,936
750,000	4.00%, 02/01/2031	771,817

		5,924,694

	Mississippi - 0.3%
1,850,000	State of Mississippi 5.00%, 10/15/2029	2,045,156

	Missouri - 1.3%
	City of Saint Louis, MO, Airport Rev
1,000,000	5.00%, 07/01/2032	1,123,950
1,000,000	5.00%, 07/01/2047	1,094,790
	Kirkwood, MO, IDA Retirement Community
2,000,000	5.25%, 05/15/2042	2,075,160
2,000,000	5.25%, 05/15/2050	2,063,800
3,500,000	8.25%, 05/15/2045	3,810,835
1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027*	280,000

		10,448,535

	Montana - 0.7%
2,855,000	Montana Board of Housing 4.00%, 12/01/2043	2,975,253
2,500,000	Montana Facs Finance Auth 5.00%, 02/15/2028	2,801,950

		5,777,203

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Nevada - 1.2%
	City of Reno NV
$250,000	5.00%, 06/01/2024	$277,138
250,000	5.00%, 06/01/2026	282,585
880,000	Clark County, NV 2.50%, 12/01/2018	880,097
	Clark County, NV, School Dist
830,000	5.00%, 06/15/2026	935,111
1,000,000	5.00%, 06/15/2028	1,133,740
1,900,000	5.00%, 06/15/2029	2,141,357
925,000	Clark County, NV, Special Improvement Dist 2.25%, 12/01/2019	922,835
	Las Vegas, NV, Special Improvement Dist
340,000	5.00%, 06/01/2027	349,816
370,000	5.00%, 06/01/2028	379,028
635,000	5.00%, 06/01/2029	646,728
1,110,000	Nevada State Natural Resources GO 5.00%, 03/01/2026	1,222,232

		9,170,667

	New Jersey - 2.1%
	City of Atlantic City, NJ, GO
250,000	5.00%, 03/01/2021	262,838
400,000	5.00%, 03/01/2022	427,784
	New Jersey Economic Development Auth Rev, School Facilities Construction Bond
500,000	5.00%, 06/15/2019	507,745
500,000	5.00%, 06/15/2020	518,815
2,855,000	New Jersey Health Care Facs Finance Auth 5.75%, 10/01/2031	2,948,501
	New Jersey State Econ DA
510,000	4.88%, 09/15/2019	518,792
1,000,000	5.00%, 09/01/2021	1,046,730
2,000,000	New Jersey State Educational Finance Auth Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,064,080
	New Jersey Transportation Trust Fund Auth
5,000,000	0.00%, 12/15/2032(2)	2,719,500
1,500,000	5.00%, 06/15/2021	1,582,740
1,000,000	5.00%, 12/15/2023	1,088,280
2,870,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	3,178,353

		16,864,158

	New York - 6.3%
	Metropolitan Transportation Auth
370,000	0.00%, 11/15/2027(2)	268,135
1,210,000	0.00%, 11/15/2029(2)	797,838
1,000,000	5.25%, 11/15/2023	1,061,840
1,540,000	New York City, Municipal Water Finance Auth Rev, Water And Sewer System 5.00%, 06/15/2032	1,744,835
1,335,000	New York City, NY, Housing Development Corp. 4.50%, 02/15/2048	1,363,409
1,000,000	New York City, NY, Transitional Finance Auth 5.00%, 07/15/2026	1,145,370
845,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	855,360
	New York State Dormitory Auth Rev
1,670,000	5.00%, 03/15/2022	1,776,546
2,000,000	5.00%, 12/15/2027	2,195,340
2,500,000	5.00%, 03/15/2030	2,802,530
2,500,000	5.00%, 03/15/2031	2,833,100
2,500,000	5.00%, 03/15/2033	2,807,075
3,800,000	5.00%, 03/15/2035	4,309,390
2,000,000	5.38%, 03/01/2029	2,023,460
860,000	New York State Energy Research & DA 2.38%, 07/01/2026(4)	857,927
2,300,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(1)	2,370,863

The accompanying notes are an integral part of these financial statements.

100

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	New York - 6.3% - (continued)
	New York State Thruway Auth Rev
$1,000,000	4.00%, 01/01/2037	$1,007,400
1,000,000	5.00%, 01/01/2019	1,004,980
1,000,000	New York State Urban Development Corp. Rev 5.00%, 03/15/2026	1,102,840
1,145,000	Newburgh, NY, GO 5.00%, 06/15/2019	1,163,664
2,750,000	PA of New York and New Jersey 5.00%, 10/15/2025	3,066,800
2,500,000	Sales Tax Asset Receivable Corp., NY 5.00%, 10/15/2029	2,809,825
320,000	Syracuse, NY, IDA 5.00%, 01/01/2029	342,832
	Town of Oyster Bay, NY, GO
125,000	2.50%, 03/01/2019	124,943
615,000	2.63%, 03/01/2020	612,872
265,000	3.00%, 03/01/2021	267,557
50,000	3.75%, 12/01/2018	50,060
1,400,000	4.00%, 02/15/2020	1,422,484
155,000	4.00%, 11/01/2022	159,472
95,000	5.00%, 03/15/2019	95,896
2,340,000	5.00%, 08/15/2024	2,594,662
2,000,000	TSASC, Inc., NY 5.00%, 06/01/2026	2,233,440
	Yonkers, NY, GO
885,000	3.00%, 08/15/2019	890,814
1,000,000	5.00%, 03/15/2021	1,057,850

		49,221,409

	North Carolina - 1.1%
1,325,000	North Carolina Eastern Municipal Power 4.00%, 01/01/2020	1,354,839
2,875,000	North Carolina Housing Finance Agency 4.00%, 07/01/2047	2,985,112
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
1,555,000	5.88%, 01/01/2031	1,599,737
1,000,000	6.00%, 01/01/2039	1,028,210
1,450,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027	1,463,442

		8,431,340

	Ohio - 3.3%
2,000,000	Allen County, OH, Hospital Facs Rev 5.00%, 05/01/2023	2,156,000
	Buckeye, OH, Tobacco Settlement Finance Auth
4,000,000	5.88%, 06/01/2047	3,883,960
6,680,000	6.00%, 06/01/2042	6,572,051
	City of Cleveland, OH, Airport System Rev
1,165,000	5.00%, 01/01/2022	1,254,868
1,385,000	5.00%, 01/01/2023	1,517,046
430,000	County of Hamilton, OH, Sales Tax Rev 5.00%, 12/01/2027	500,133
1,750,000	County of Montgomery, OH 5.00%, 05/01/2039	1,767,594
1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	1,243,332
4,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	4,579,200
2,275,000	Lancaster, OH, Gas Rev 1 mo. USD LIBOR + 0.600%, 2.11%, 02/01/2019(3)	2,274,500

		25,748,684

	Oklahoma - 0.3%
	Oklahoma Dev. Finance Auth
935,000	5.25%, 08/15/2048	989,950
935,000	5.50%, 08/15/2057	1,000,637

		1,990,587

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Oregon - 3.2%
$1,665,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis 0.00%, 06/15/2038(5)	$1,717,614
1,150,000	Clackamas County, OR, Hospital Facility Auth 2.80%, 05/15/2024	1,132,566
8,200,000	Clackamas County, OR, School Dist No. 12, GO 0.00%, 06/15/2040(2)	3,227,028
625,000	Jackson County, OR, School Dist No. 4, GO 0.00%, 06/15/2034(2)	333,094
1,105,000	Marion County, OR, School Dist No. 15 North Marion 0.00%, 06/15/2037(2)	505,007
2,500,000	Oregon Health & Science University 4.00%, 07/01/2046	2,512,650
	Port of Portland, OR, Airport Rev
1,000,000	5.00%, 07/01/2031	1,089,820
750,000	5.00%, 07/01/2032	816,150
	Salem Hospital Fac Auth
910,000	5.00%, 05/15/2038	974,091
720,000	5.00%, 05/15/2048	763,704
3,425,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	3,642,248
7,505,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J 0.00%, 06/15/2034(2)	4,067,710
3,685,000	Washington County, OR, School Dist No. 48, GO 5.00%, 06/15/2035(5)	4,145,625

		24,927,307

	Other U.S. Territories - 0.1%
1,085,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	1,115,130

	Pennsylvania - 6.3%
945,000	Allegheny County, PA 5.00%, 03/01/2019	954,100
500,000	Allegheny County, PA, Hospital DA 5.38%, 08/15/2029	512,365
915,000	Allegheny County, PA, IDA Charter School 6.75%, 08/15/2035	949,715
	Beaver County, PA, GO
1,220,000	5.00%, 11/15/2020	1,277,438
1,285,000	5.00%, 11/15/2021	1,371,365
1,345,000	5.00%, 11/15/2022	1,459,312
930,000	City of Philadelphia, PA, Water & Wastewater Rev 5.00%, 11/01/2029	1,061,539
	Commonwealth Finance Auth, PA
3,000,000	5.00%, 06/01/2026	3,353,910
125,000	5.00%, 06/01/2028	141,343
1,070,000	5.00%, 06/01/2029	1,199,663
145,000	5.00%, 06/01/2031	160,825
1,000,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2031	1,139,280
2,410,000	Harrisburg, PA, School Dist GO 5.00%, 11/15/2026	2,718,866
	Lancaster County, PA, Hospital Auth
635,000	5.00%, 07/01/2024	674,465
515,000	5.00%, 07/01/2025	549,181
2,455,000	Montgomery County, PA, IDA Rev 5.00%, 12/01/2046	2,558,626
920,000	Pennsylvania Higher Educational Facs Auth 5.00%, 05/01/2032	1,021,972
2,250,000	Pennsylvania State IDA 5.00%, 07/01/2021	2,404,237
	Pennsylvania Turnpike Commission Rev
575,000	MUNIPSA + 0.880%, 2.48%, 12/01/2020(3)	578,778
2,000,000	MUNIPSA + 0.900%, 2.50%, 12/01/2021(3)	2,019,940
925,000	MUNIPSA + 0.980%, 2.58%, 12/01/2021(3)	936,072
500,000	5.00%, 12/01/2027	563,370
1,000,000	5.00%, 12/01/2029	1,115,190
1,590,000	5.00%, 12/01/2030	1,764,836

The accompanying notes are an integral part of these financial statements.

101

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Pennsylvania - 6.3% - (continued)
$1,000,000	5.00%, 12/01/2031	$1,119,100
2,000,000	5.00%, 12/01/2033	2,196,220
2,615,000	5.00%, 12/01/2037	2,789,525
755,000	5.00%, 12/01/2042	820,375
	Philadelphia, PA, Municipal Auth
750,000	6.38%, 04/01/2029	763,942
800,000	6.50%, 04/01/2034	815,248
	Philadelphia, PA, School Dist GO
150,000	3.00%, 09/01/2019	150,795
1,560,000	5.00%, 09/01/2022	1,688,497
2,000,000	5.00%, 09/01/2023	2,186,080
200,000	5.25%, 09/01/2023	208,786
	Pittsburgh, PA, School Dist GO
3,145,000	5.00%, 09/01/2021	3,380,781
1,500,000	5.00%, 09/01/2023	1,606,920
500,000	Reading, PA, School Dist GO 5.00%, 03/01/2038	545,460
1,000,000	Susquehanna, PA, Regional Airport Auth System Rev 5.00%, 01/01/2019	1,004,210

		49,762,327

	Puerto Rico - 0.8%
	Commonwealth of Puerto Rico, GO
220,000	0.00%, 07/01/2019(2)	214,403
1,810,000	5.50%, 07/01/2019	1,835,847
4,645,000	6.00%, 07/01/2039*	2,787,000
	Puerto Rico Electric Power Auth
1,100,000	5.00%, 07/01/2019	1,112,133
310,000	5.25%, 07/01/2019	313,921

		6,263,304

	Rhode Island - 1.0%
1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,441,687
1,000,000	Rhode Island Commerce Corp. 5.00%, 06/15/2019	1,018,420
	Rhode Island Health & Educational Bldg Corp.
2,700,000	5.00%, 05/15/2027	3,009,825
2,020,000	5.00%, 05/15/2028	2,259,289

		7,729,221

	South Carolina - 0.7%
1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017*	417,270
1,000,000	South Carolina St Jobs-Econ DA Rev 5.25%, 08/01/2024	1,125,200
	South Carolina State Public Service Auth
1,665,000	5.00%, 12/01/2031	1,771,593
2,350,000	5.00%, 12/01/2034	2,480,848

		5,794,911

	South Dakota - 0.9%
	South Dakota Housing DA
2,450,000	3.50%, 11/01/2046	2,500,592
855,000	4.00%, 11/01/2047	889,867
	South Dakota State Educational Enhancement Funding Corp.
750,000	5.00%, 06/01/2023	818,093
1,000,000	5.00%, 06/01/2026	1,074,340
1,415,000	South Dakota State Health & Educational Facs Auth 5.00%, 11/01/2029	1,554,604

		6,837,496

	Tennessee - 1.7%
1,000,000	Shelby County, TN, Health Educational & Housing Facs Board 5.00%, 09/01/2037(1)	906,860
	Tennessee Housing Development Agency
1,975,000	3.50%, 07/01/2045	2,011,380
5,490,000	3.50%, 01/01/2047	5,586,516
4,635,000	4.00%, 01/01/2049	4,835,232

		13,339,988

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Texas - 8.5%
$1,000,000	Arlington, TX, Higher Education Finance Corp. Rev 5.00%, 08/15/2027	$1,107,150
	Austin, TX, Airport System Rev
595,000	5.00%, 11/15/2026	669,012
1,125,000	5.00%, 11/15/2028	1,254,814
560,000	5.00%, 11/15/2030	619,220
1,000,000	City of Arlington, TX 5.00%, 02/15/2034	1,098,730
2,250,000	City of San Antonio, TX, Electric & Gas Systems Rev 5.00%, 02/01/2032	2,532,420
	Clifton, TX, Higher Education Finance Corp.
1,000,000	4.00%, 08/15/2029	1,052,970
1,050,000	4.00%, 08/15/2030	1,095,664
500,000	4.00%, 08/15/2031	519,655
5,000,000	Dallas County, TX, Utility & Reclamation Dist, GO 5.00%, 02/15/2027	5,728,600
	Dallas, TX, Area Rapid Transit Sales Tax Rev
1,500,000	5.00%, 12/01/2028	1,704,405
1,000,000	5.00%, 12/01/2030	1,129,430
750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	783,765
1,000,000	Denton, TX, ISD GO 0.00%, 08/15/2020(2)	957,030
1,500,000	Grapevine-Colleyville, TX, ISD GO 5.00%, 08/15/2027	1,703,595
	Harris County - Houston, TX
2,500,000	5.00%, 11/15/2030	2,745,200
500,000	5.00%, 11/15/2032	539,920
350,000	5.00%, 11/15/2034	376,366
1,605,000	Harris County, TX Toll Road Auth 5.00%, 08/15/2032	1,825,752
2,000,000	Houston, TX, Utility System Rev 6.00%, 11/15/2036	2,043,329
	Kerrville, TX, Health Facs Development Corp.
1,300,000	5.00%, 08/15/2024	1,422,642
1,500,000	5.00%, 08/15/2035	1,578,270
1,580,000	La Joya, TX, ISD GO 5.00%, 02/15/2025	1,761,131
	New Hope, TX, Cultural Education Facs Finance Corp.
700,000	1.85%, 11/01/2020	676,592
1,000,000	3.25%, 11/15/2022	977,390
3,375,000	5.00%, 11/01/2031	3,531,127
1,000,000	5.00%, 11/01/2046	1,014,480
	North Texas Tollway Auth Rev
5,000,000	0.00%, 01/01/2032(2)	3,054,100
1,000,000	5.00%, 01/01/2030	1,092,980
1,200,000	5.00%, 01/01/2035	1,317,108
230,000	6.10%, 01/01/2028	231,428
1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,151,125
	San Antonio, TX, Water Rev
2,200,000	5.00%, 05/15/2026	2,446,598
1,440,000	5.00%, 05/15/2031	1,615,406
1,000,000	Spring Branch, TX, ISD GO 5.00%, 02/01/2026	1,133,210
	Tarrant County, TX, Cultural Education Facs
2,575,000	5.00%, 10/01/2034	2,705,192
1,000,000	6.25%, 11/15/2029	1,001,610
2,030,000	Texas Municipal Gas Acquisition & Supply Corp. 6.25%, 12/15/2026	2,314,464
1,800,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	1,923,678
2,000,000	Travis County, TX, Health Facs Development 7.13%, 11/01/2040	2,186,900
	University of Texas
1,000,000	5.00%, 08/15/2026	1,159,740
2,000,000	5.00%, 07/01/2027	2,270,920

		67,053,118

The accompanying notes are an integral part of these financial statements.

102

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Utah - 0.3%
$2,280,000	Utah Housing Corp. 4.00%, 01/01/2045	$2,356,038

	Vermont - 0.3%
2,175,000	Vermont Housing Finance Agency 4.00%, 11/01/2046	2,244,904

	Virginia - 0.4%
1,500,000	Chesapeake Bay, VA, Bridge & Tunnel Dist 5.00%, 07/01/2051	1,600,125
85,000	Virginia State Resources Auth Infrastructure 5.00%, 11/01/2024	85,000
1,750,000	Washington County, VA, IDA 7.75%, 07/01/2038	1,766,520

		3,451,645

	Washington - 0.9%
2,060,000	Chelan County, WA, Public Utility Dist No. 1 0.00%, 06/01/2028(2)	1,488,577
2,285,000	FYI Properties, WA, Lease Rev 5.50%, 06/01/2034	2,324,073
	Washington State Health Care Facs Auth Rev
780,000	5.00%, 07/01/2028	847,525
2,000,000	5.00%, 03/01/2029	2,199,920

		6,860,095

	West Virginia - 0.5%
	West Virginia State Econ DA
2,000,000	1.70%, 01/01/2041(4)	1,953,640
1,740,000	1.90%, 03/01/2040(4)	1,735,824

		3,689,464

	Wisconsin - 2.1%
	Milwaukee County, WI, Airport Rev
1,705,000	5.00%, 12/01/2024	1,862,866
1,790,000	5.00%, 12/01/2025	1,953,087
	Public Finance Auth, WI
750,000	3.00%, 11/15/2022(1)	750,038
1,065,000	3.50%, 11/15/2023(1)	1,066,395
1,600,000	5.00%, 09/01/2025(1)	1,706,544
2,000,000	5.00%, 10/01/2048(1)	1,999,920
	Wisconsin State
125,000	5.75%, 05/01/2033	127,401
2,160,000	6.00%, 05/01/2036	2,204,172
	Wisconsin State Health & Educational Facs Auth Rev
3,000,000	5.00%, 11/15/2027	3,316,770
1,700,000	5.00%, 12/01/2028	1,873,570

		16,860,763

	Wyoming - 0.2%
1,530,000	Wyoming Community DA 4.00%, 12/01/2046	1,589,196

	Total Municipal Bonds (cost $765,535,190)	$759,860,953

	Total Long-Term Investments (cost $765,535,190)	$759,860,953

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
$12,385,490	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(6)	$12,385,490

	Total Short-Term Investments (cost $12,385,490)	$12,385,490

Total Investments (cost $777,920,680)	98.2%	$772,246,443
Other Assets and Liabilities	1.8%	14,527,640

Total Net Assets	100.0%	$786,774,083

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $15,687,915, representing 2.0% of net assets.

(2)	Security is a zero-coupon bond.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
LIBOR	London Interbank Offered Rate
MUNIPSA	Municipal Swap Index Yield

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

103

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$759,860,953	$—	$759,860,953	$—
Short-Term Investments	12,385,490	12,385,490	—	—

Total	$772,246,443	$12,385,490	$759,860,953	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

104

Hartford Municipal Short Duration Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.7%
	Alabama - 1.1%
$195,000	State of Alabama, Docks Department 5.00%, 10/01/2024	$213,660

	Arizona - 1.8%
250,000	Arizona State Health Facs Auth Hospital System Rev 5.00%, 02/01/2020	257,712
105,000	Tempe, AZ, IDA 4.00%, 10/01/2023(1)	105,036

		362,748

	California - 4.9%
195,000	California County Tobacco Securitization Agency 5.00%, 06/01/2020	202,876
250,000	California Health Facs Finance Auth Rev 5.88%, 07/01/2025	256,872
80,000	Long Beach Bond Finance Auth, CA 5.25%, 11/15/2018	80,093
250,000	Orange County, CA, Community Facs Dist 4.00%, 08/15/2021	259,203
75,000	Roseville, CA, Natural Gas Financing Auth 5.00%, 02/15/2023	81,396
100,000	Tustin, CA, Community Facs Dist 3.00%, 09/01/2019	100,595

		981,035

	Colorado - 2.7%
125,000	Colorado Housing & Finance Auth Rev 4.00%, 05/01/2048	129,866
150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2022	161,798
	E-470 Public Highway, CO, Auth Rev
50,000	0.00%, 09/01/2019(2)	49,124
40,000	1 mo. USD LIBOR + 1.050%, 2.58%, 09/01/2039(3)	40,298
150,000	Park Creek, CO, Metropolitan Dist 5.00%, 12/01/2021	160,680

		541,766

	Connecticut - 4.1%
150,000	City of Bridgeport, CT, GO 4.00%, 08/15/2021	157,212
150,000	City of New Haven, CT, GO 5.00%, 08/15/2021	161,243
100,000	Connecticut State Health & Educational Facs Auth 3.25%, 09/01/2021(1)	100,009
140,000	Connecticut State, GO 5.00%, 07/15/2022	151,012
250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	255,792

		825,268

	District of Columbia - 0.9%
	Metropolitan Washington, DC, Airports Auth System Rev
70,000	5.00%, 10/01/2019	71,749
95,000	5.00%, 10/01/2039	99,210

		170,959

	Florida - 3.2%
165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	172,847
200,000	City of Port, St. Lucie, FL 1.75%, 07/01/2022	189,738
145,000	County of Miami-Dade, FL, Seaport Department Rev 5.00%, 10/01/2022	155,630
50,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2024	55,467
65,000	Miami-Dade County, FL, Seaport Rev 5.00%, 10/01/2021	69,311

		642,993

	Georgia - 2.6%
	Burke County, GA, DA Rev
55,000	1.85%, 12/01/2049(4)	54,608
70,000	2.35%, 10/01/2032(4)	69,401
100,000	3.00%, 11/01/2045(4)	97,730
100,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(4)	98,942

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
	Georgia - 2.6% - (continued)
	Municipal Electric Auth, GA
$75,000	5.00%, 01/01/2021	$78,793
100,000	5.00%, 11/01/2022	108,818

		508,292

	Illinois - 22.5%
200,000	Chicago Housing Auth,IL 5.00%, 01/01/2024	220,606
	Chicago, IL, Board of Education, GO
45,000	0.00%, 12/01/2021(2)	40,671
55,000	0.00%, 12/01/2022(2)	47,625
100,000	5.00%, 12/01/2021	103,838
225,000	Chicago, IL, Midway International Airport Rev 5.00%, 01/01/2023	243,031
	Chicago, IL, Transit Auth
100,000	5.00%, 06/01/2019	101,540
100,000	5.00%, 06/01/2020	103,754
100,000	5.00%, 12/01/2022	106,753
85,000	City of Chicago, IL 4.00%, 01/01/2020	85,739
250,000	City of Chicago, IL, O’Hare International Airport 5.25%, 01/01/2019	251,207
70,000	City of Chicago, IL, Park Dist GO 3.00%, 01/01/2021	70,657
	City of Chicago, IL, Wastewater Transmission Rev
160,000	0.00%, 01/01/2022(2)	145,026
110,000	0.00%, 01/01/2024(2)	92,424
	City of Chicago, IL, Waterworks Rev
100,000	5.00%, 11/01/2018	100,000
85,000	5.00%, 11/01/2020	89,030
150,000	City of Decatur, IL 5.00%, 03/01/2023	162,855
	Cook County, IL, GO
100,000	5.00%, 11/15/2019	102,800
150,000	5.00%, 11/15/2022	164,310
125,000	Illinois Housing DA 3.05%, 08/01/2022	125,525
	Illinois State Finance Auth Rev
50,000	5.00%, 08/15/2020	51,813
100,000	5.00%, 11/15/2021	107,386
150,000	5.00%, 02/15/2022	162,346
130,000	7.75%, 08/15/2034	135,733
	Illinois State, GO
180,000	4.00%, 06/15/2020	183,766
75,000	5.00%, 04/01/2021	77,317
120,000	5.00%, 02/01/2022	124,056
100,000	5.00%, 10/01/2023	104,236
200,000	5.00%, 11/01/2022	207,694
55,000	Illinois, Metropolitan Pier & Exposition Auth 0.00%, 06/15/2019(2)	53,988
100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 4.00%, 01/01/2020	101,846
50,000	Kendall Kane & Will Counties, IL, USD GO 0.00%, 02/01/2021(2)	47,097
	Metropolitan Pier & Exposition Auth, IL
50,000	0.00%, 12/15/2019(2)	48,313
200,000	0.00%, 06/15/2021(2)	182,390
	Railsplitter, IL, Tobacco Settlement Auth
150,000	5.00%, 06/01/2022	161,749
50,000	5.25%, 06/01/2021	53,311
150,000	Sales Tax Securitization Corp., IL 5.00%, 01/01/2024	165,000
150,000	Village of Bolingbrook, IL 5.00%, 01/01/2023	162,694

		4,488,126

	Kentucky - 2.3%
40,000	Kentucky Bond Dev. Corp. 5.00%, 09/01/2023	44,139
200,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(4)	210,022
200,000	Kentucky State Property & Building Commission 5.00%, 05/01/2020	207,722

		461,883

The accompanying notes are an integral part of these financial statements.

105

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
	Louisiana - 2.1%
$110,000	City of New Orleans, LA, Sewerage Service Rev 5.00%, 06/01/2021	$116,687
	New Orleans, LA, Aviation Board
75,000	5.00%, 01/01/2019	75,370
200,000	5.00%, 01/01/2023	217,008

		409,065

	Maryland - 1.1%
20,000	Maryland Econ Development Corp. 4.00%, 06/01/2020	20,543
40,000	Maryland Health & Higher Educational Facs. Auth 2.88%, 07/01/2023	39,852
150,000	Rockville, MD, Mayor 5.00%, 11/01/2018	150,000

		210,395

	Massachusetts - 2.0%
100,000	Massachusetts Development Finance Agency 3.50%, 10/01/2022(1)	100,179
	Massachusetts Educational Financing Auth
20,000	5.00%, 07/01/2023	21,837
80,000	5.00%, 07/01/2024	88,318
35,000	Massachusetts Housing Finance Agency 1.50%, 12/01/2047(4)	34,466
150,000	Massachusetts State Development Finance Agency Rev 5.00%, 07/01/2022	161,139

		405,939

	Michigan - 3.7%
150,000	Jackson Public Schools, MI 5.00%, 05/01/2024	167,760
	Michigan Finance Auth
150,000	5.00%, 04/01/2019	151,629
150,000	5.00%, 07/01/2019	152,829
150,000	5.00%, 11/15/2022	163,347
100,000	State of Michigan 5.00%, 03/15/2021	106,237

		741,802

	Minnesota - 1.8%
135,000	City of Rochester, MN, Healthcare & Housing Rev Facs 3.50%, 12/01/2018	135,084
200,000	Duluth, MN, ISD, No. 709 5.00%, 02/01/2022	214,008

		349,092

	Missouri - 0.8%
50,000	City of Saint Louis, MO, Airport Rev 5.00%, 07/01/2023	54,707
100,000	Kirkwood, MO, IDA 5.00%, 05/15/2022	105,321

		160,028

	Nebraska - 1.9%
120,000	Central Plains, NE, Energy Project Gas Rev 5.25%, 12/01/2021	129,390
150,000	Nebraska Investment Finance Auth Rev 4.00%, 09/01/2048	156,418
100,000	Washington County, NE 2.38%, 09/01/2030(4)	100,114

		385,922

	Nevada - 1.2%
150,000	City of Reno, NV 5.00%, 06/01/2024	164,659
80,000	Clark County, NV, Special Improvement Dist 2.25%, 12/01/2019	79,813

		244,472

	New Jersey - 3.2%
50,000	City of Atlantic City, NJ, GO 5.00%, 03/01/2020	51,551
100,000	New Jersey Economic Dev Auth 5.00%, 06/15/2022	106,490
280,000	New Jersey Educational Facs Auth Rev 5.00%, 09/01/2019	285,757
60,000	New Jersey Transportation Trust Fund Auth 5.00%, 12/15/2023	65,297

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
	New Jersey - 3.2% - (continued)
$125,000	Tobacco Settlement Financing Corp, NJ 5.00%, 06/01/2023	$136,405

		645,500

	New Mexico - 1.3%
	New Mexico Mortgage Finance Auth
90,000	3.75%, 09/01/2048	92,738
150,000	4.00%, 01/01/2049	156,387

		249,125

	New York - 2.2%
100,000	New York State Dormitory Auth Rev 4.00%, 12/01/2018(1)	100,106
100,000	New York Transportation Development Corp. Rev 5.00%, 01/01/2019	100,458
25,000	Oyster Bay, NY, Public Improvement, GO 5.00%, 02/15/2019	25,176
100,000	Town of Oyster Bay, NY, GO 4.00%, 02/15/2020	101,606
100,000	TSASC, Inc, NY 5.00%, 06/01/2020	103,770

		431,116

	North Dakota - 1.5%
	North Dakota Housing Finance Agency
120,000	3.50%, 07/01/2046	122,283
170,000	4.00%, 01/01/2048	176,496

		298,779

	Ohio - 1.5%
	City of Cleveland, OH, Airport System Rev
60,000	5.00%, 01/01/2022	64,628
60,000	5.00%, 01/01/2023	65,720
150,000	5.00%, 01/01/2024	164,699

		295,047

	Oregon - 1.7%
60,000	Salem Hospital Fac Auth, OR 5.00%, 05/15/2025	66,323
	State of Oregon Housing & Community Services Department
140,000	3.50%, 07/01/2048	142,800
115,000	4.50%, 01/01/2049	122,295

		331,418

	Pennsylvania - 8.5%
165,000	Allegheny County, PA, Hospital DA 5.38%, 08/15/2029	169,080
125,000	Beaver County, PA, GO 4.00%, 11/15/2018	125,083
150,000	Commonwealth Financing Auth, PA 5.00%, 06/01/2022	161,378
100,000	Lancaster County, PA, Hospital Auth 5.00%, 07/01/2020	103,021
	Lehigh County, PA, IDA
65,000	1.80%, 02/15/2027(4)	62,566
55,000	1.80%, 09/01/2029(4)	52,918
150,000	Montgomery County, PA, IDA Rev 4.00%, 12/01/2020	153,642
250,000	Pennsylvania Turnpike Commission Rev MUNIPSA + 0.980%, 2.58%, 12/01/2021(3)	252,992
150,000	Philadelphia, IDA, PA 5.00%, 12/01/2022	163,606
	Philadelphia, PA, Hospitals & Higher Education Facs Auth
115,000	5.00%, 07/01/2019	116,641
20,000	5.00%, 07/01/2020	20,650
	Philadelphia, School Dist GO
85,000	4.00%, 09/01/2022	86,622
65,000	5.00%, 09/01/2020	67,995
150,000	Reading, PA, School Dist GO 5.00%, 03/01/2023	163,749

		1,699,943

	Puerto Rico - 0.5%
40,000	Commonwealth of Puerto Rico, GO 5.50%, 07/01/2019	40,571

The accompanying notes are an integral part of these financial statements.

106

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
	Puerto Rico - 0.5% - (continued)
	Puerto Rico Electric Power Auth
$25,000	5.00%, 07/01/2019	$25,276
35,000	5.25%, 07/01/2019	35,443

		101,290

	Rhode Island - 1.9%
150,000	Rhode Island Health & Educational Building Corp. 5.00%, 05/15/2022	160,773
45,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	45,992
	Rhode Island Tobacco Settlement Financing Corp.
100,000	5.00%, 06/01/2020	103,928
60,000	5.00%, 06/01/2021	63,478

		374,171

	South Dakota - 1.4%
250,000	South Dakota State Educational Enhancement Funding Corp. 5.00%, 06/01/2023	272,697

	Tennessee - 3.6%
150,000	Shelby County, TN, Health Educational & Housing Facs Board 4.00%, 09/01/2022(1)	146,196
	Tennessee Housing Development Agency
140,000	3.50%, 07/01/2045	142,579
215,000	3.50%, 01/01/2047	218,732
200,000	3.50%, 01/01/2048	203,940

		711,447

	Texas - 7.1%
100,000	Arlington, TX, Higher Education Finance Corp. Rev 4.00%, 12/01/2022	105,544
105,000	City of San Antonio, TX, Airport System 5.00%, 07/01/2022	113,367
350,000	Clear Creek ISD, GO, TX 1.45%, 02/15/2035(4)	344,768
200,000	Corpus Christi ISD, GO, TX 2.00%, 08/15/2047(4)	199,734
210,000	Harris County-Houston, TX, Sports Auth 5.00%, 11/15/2020	221,214
100,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2020	103,856
100,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2020	104,206
150,000	New Hope, TX, Cultural Education Facs Finance Corp. 1.70%, 11/01/2019	147,578
75,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2018	75,287

		1,415,554

	Virginia - 0.4%
90,000	Wise County, VA, IDA Rev 1.88%, 11/01/2040(4)	89,174

	Washington - 0.7%
55,000	State of Washington, GO 5.00%, 08/01/2019	56,253
80,000	Washington State Health Care Facs Auth Rev 5.00%, 10/01/2039	82,298

		138,551

	Wisconsin - 0.5%
100,000	Public Finance Auth, WI 5.00%, 05/15/2020(1)	102,979

	Total Municipal Bonds (cost $19,497,311)	$19,260,236

	Total Long-Term Investments (cost $19,497,311)	$19,260,236

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
$437,254	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(5)	$437,254

	Total Short-Term Investments (cost $437,254)	$437,254

Total Investments (cost $19,934,565)	98.9%	$19,697,490
Other Assets and Liabilities	1.1%	211,332

Total Net Assets	100.0%	$19,908,822

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $654,505, representing 3.3% of net assets.

(2)	Security is a zero-coupon bond.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
LIBOR	London Interbank Offered Rate
MUNIPSA	Municipal Swap Index Yield

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

107

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$19,260,236	$—	$19,260,236	$—
Short-Term Investments	437,254	437,254	—	—

Total	$19,697,490	$437,254	$19,260,236	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

108

The Hartford Quality Bond Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.0%
	Canada - 0.8%
$915,000	Master Credit Card Trust 3.74%, 07/21/2024(1)	$900,158

	Cayman Islands - 4.4%
1,305,000	ALM XVIII Ltd. 3 mo. USD LIBOR + 1.650%, 4.09%, 01/15/2028(1)(2)	1,301,705
	BlueMountain CLO Ltd.
675,000	3 mo. USD LIBOR + 1.420%, 3.74%, 11/20/2028(1)(2)	674,812
675,000	3 mo. USD LIBOR + 1.600%, 4.07%, 10/22/2030(1)(2)	673,801
605,000	3 mo. USD LIBOR + 2.500%, 4.94%, 04/13/2027(1)(2)	604,812
550,000	Bowman Park CLO Ltd. 3 mo. USD LIBOR + 1.180%, 3.49%, 11/23/2025(1)(2)	549,840
250,000	Carlyle Global Market Strategies CLO 3 mo. USD LIBOR + 0.970%, 3.42%, 04/17/2031(1)(2)	248,685
350,000	LCM L.P. 3 mo. USD LIBOR + 1.400%, 3.87%, 04/20/2028(1)(2)	348,796
	LSTAR Securities Investment Ltd.
153,741	1 mo. USD LIBOR + 1.750%, 0.04%, 10/01/2022(1)(2)	153,020
232,184	1 mo. USD LIBOR + 1.550%, 3.81%, 02/01/2023(1)(2)	228,255
670,054	Madison Park Funding Ltd. 3 mo. USD LIBOR + 1.260%, 3.73%, 07/20/2026(1)(2)	670,957

		5,454,683

	United States - 25.8%
1,100,000	245 Park Avenue Trust 3.66%, 06/05/2037(1)(3)	1,048,526
51,171	Angel Oak Mortgage Trust LLC 2.81%, 01/25/2047(1)(3)	50,712
605,000	Cabela’s Credit Card Master Note Trust 2.71%, 02/17/2026(1)	582,110
961,000	Capital Auto Receivables Asset Trust 3.62%, 05/20/2021	962,814
265,000	Citigroup Commercial Mortgage Trust 3.15%, 11/15/2049	249,749
	COLT Mortgage Loan Trust
83,826	2.75%, 09/25/2046(1)(3)	83,412
95,408	3.08%, 02/25/2048(1)(3)	95,035
244,791	3.75%, 12/26/2046(1)(3)	244,791
372,095	3.87%, 10/26/2048(1)(3)	371,494
	Commercial Mortgage Trust
618,000	3.63%, 10/10/2048	608,565
925,000	3.70%, 08/10/2048	914,654
91,207	Connecticut Avenue Securities 1 mo. USD LIBOR + 1.450%, 3.73%, 01/25/2029(2)	91,777
	CSAIL Commercial Mortgage Trust
1,180,950	3.72%, 08/15/2048	1,168,777
925,000	3.81%, 11/15/2048	917,825
750,000	CSMC Trust 2.76%, 04/05/2033(1)	736,165
	Fannie Mae Connecticut Avenue Securities
379,649	1 mo. USD LIBOR + 0.750%, 3.03%, 02/25/2030(2)	379,834
336,663	1 mo. USD LIBOR + 0.850%, 3.13%, 11/25/2029(2)	337,351
459,257	1 mo. USD LIBOR + 1.150%, 3.43%, 09/25/2029(2)	461,575
270,000	1 mo. USD LIBOR + 2.000%, 4.28%, 03/25/2031(2)	266,464
42,159	1 mo. USD LIBOR + 2.200%, 4.48%, 10/25/2028(2)	42,218
965,000	1 mo. USD LIBOR + 2.550%, 4.83%, 12/25/2030(2)	974,358
865,000	1 mo. USD LIBOR + 4.250%, 6.53%, 01/25/2029(2)	976,365

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.0% - (continued)
	United States - 25.8% - (continued)
$850,000	1 mo. USD LIBOR + 4.450%, 6.73%, 01/25/2029(2)	$944,023
1,175,144	1 mo. USD LIBOR + 5.000%, 7.28%, 07/25/2025(2)	1,311,528
1,330,000	Ford Credit Auto Owner Trust 3.61%, 01/15/2030(1)	1,316,012
	FREMF Mortgage Trust
320,000	3.65%, 11/25/2050(1)(3)	305,244
320,000	3.70%, 04/25/2048(1)(3)	308,126
440,000	3.73%, 10/25/2049(1)(3)	412,314
350,000	3.80%, 02/25/2050(1)(3)	335,335
230,000	3.84%, 10/25/2049(1)(3)	217,930
1,240,000	3.94%, 08/25/2023(1)(3)	1,245,391
600,000	3.95%, 08/25/2047(1)(3)	603,761
1,610,000	3.98%, 04/25/2051(1)(3)	1,535,259
165,000	4.22%, 06/25/2047(1)(3)	165,203
184,000	4.34%, 12/25/2044(1)(3)	188,251
500,000	GS Mortgage Securities Corp. 1 mo. USD LIBOR + 1.300%, 3.58%, 07/15/2032(1)(2)	500,313
267,920	GSR Mortgage Loan Trust 3.80%, 01/25/2036(3)	265,503
370,000	Hertz Vehicle Financing II L.P. 3.29%, 02/25/2024(1)	357,867
60,917	IndyMac Index Mortgage Loan Trust 3.89%, 06/25/2036(3)	57,494
83,718	MortgageIT Trust 1 mo. USD LIBOR + 0.640%, 2.92%, 02/25/2035(2)	83,707
1,187,000	Natixis Commercial Mortgage Securities Trust 4.40%, 06/17/2028(1)	1,197,210
	New Residential Mortgage Loan Trust
67,044	3.75%, 05/25/2054(1)(3)	66,782
208,429	3.75%, 11/25/2056(1)(3)	206,862
863,211	4.00%, 02/25/2057(1)(3)	865,008
	NRZ Advance Receivables Trust
480,000	2.58%, 10/15/2049(1)	476,098
1,210,000	3.11%, 12/15/2050(1)	1,196,841
	NRZ Excess Spread-Collateralized Notes
555,082	3.19%, 01/25/2023(1)	551,289
238,847	3.27%, 02/25/2023(1)	237,059
126,212	Residential Accredit Loans, Inc. 4.75%, 09/25/2035(3)	110,955
86,256	SoFi Consumer Loan Program LLC 3.05%, 12/26/2025(1)	85,892
280,000	Sofi Consumer Loan Program Trust 3.79%, 04/26/2027(1)	277,191
323,692	Springleaf Funding Trust 3.16%, 11/15/2024(1)	323,634
547,104	Thornburg Mortgage Securities Trust 3.52%, 04/25/2045(3)	552,208
	Towd Point Mortgage Trust
366,756	2.25%, 04/25/2056(1)(3)	357,042
64,663	2.75%, 04/25/2055(1)(3)	63,629
263,341	2.75%, 08/25/2055(1)(3)	256,871
589,449	2.75%, 10/25/2056(1)(3)	574,826
178,742	2.75%, 04/25/2057(1)(3)	174,825
72,656	3.00%, 03/25/2054(1)(3)	71,890
642,000	3.75%, 04/25/2055(1)(3)	630,493
456,131	3.75%, 05/25/2058(1)(3)	453,845
375,000	Verus Securitization Trust 3.70%, 07/25/2047(1)(3)	369,203
1,050,000	VNDO Mortgage Trust 3.34%, 11/15/2030(1)(3)	1,027,725

		31,845,210

	Total Asset & Commercial Mortgage Backed Securities (cost $38,782,656)	$38,200,051

The accompanying notes are an integral part of these financial statements.

109

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 84.2%
	Mortgage-Backed Agencies - 82.7%
	FHLMC - 30.8%
$12,074	0.00%, 11/15/2036(4)(5)	$10,818
7,264,653	0.29%, 01/25/2027(3)(6)	151,201
4,387,582	0.61%, 03/25/2027(3)(6)	186,669
1,240,000	1.64%, 04/25/2044(3)(6)	124,184
695,000	1.66%, 07/25/2041(3)(6)	46,160
2,250,000	1.75%, 11/25/2040(3)(6)	143,894
246,901	2.50%, 12/15/2026(6)	12,765
1,201,695	2.50%, 03/15/2028(6)	90,783
172,856	2.50%, 05/15/2028(6)	13,266
1,030,999	2.75%, 12/15/2041	898,848
242,282	3.00%, 05/15/2032(6)	17,121
434,057	3.00%, 03/01/2033	425,257
171,975	3.00%, 03/15/2033(6)	20,867
1,171,762	3.00%, 04/01/2033	1,147,958
500,000	3.00%, 11/01/2033(7)	489,609
1,007,201	3.00%, 01/01/2037	970,964
302,000	3.00%, 04/15/2042	273,055
1,641,213	3.00%, 11/01/2046	1,555,417
2,385,781	3.00%, 12/01/2046	2,260,531
995,000	3.12%, 10/25/2031(3)	913,035
625,000	3.43%, 01/25/2027(3)	616,138
270,837	1 mo. USD LIBOR + 1.200%, 3.48%, 08/25/2029(2)	272,636
279,491	3.50%, 06/15/2026(6)	17,683
84,743	3.50%, 09/15/2026(6)	7,478
150,646	3.50%, 03/15/2027(6)	12,846
789,904	3.50%, 03/15/2041(6)	97,579
1,320,661	3.50%, 10/01/2047	1,286,454
452,741	3.50%, 03/01/2048	440,981
317,273	3.50%, 06/01/2048	309,023
11,625,000	3.50%, 11/01/2048(7)	11,315,303
238,064	4.00%, 08/15/2026(6)	21,441
345,787	4.00%, 07/15/2027(6)	31,661
680,077	4.00%, 03/15/2028(6)	61,848
150,689	4.00%, 06/15/2028(6)	13,920
433,091	4.00%, 07/15/2030(6)	47,058
319,159	4.00%, 06/15/2041	325,130
250,000	4.00%, 11/15/2041	252,263
571,000	4.00%, 08/15/2043	566,853
297,468	4.00%, 07/01/2044	298,399
99,867	4.00%, 09/01/2048	99,933
5,305,000	4.00%, 11/01/2048(7)	5,305,679
102,818	4.50%, 02/01/2039	105,538
1,066,692	4.50%, 07/01/2042	1,105,208
166,231	4.50%, 09/01/2044	170,474
999,000	1 mo. USD LIBOR + 2.300%, 4.58%, 09/25/2030(2)	998,495
99,269	5.00%, 10/01/2028	103,684
408,680	5.00%, 09/01/2029	426,854
354,873	5.00%, 01/01/2030	371,404
434,231	5.00%, 09/01/2031	453,541
355,463	5.00%, 11/01/2031	371,270
58,900	5.00%, 09/01/2033	62,329
225,149	5.00%, 09/15/2033(6)	44,789
414,306	5.00%, 05/01/2039	438,379
643,405	5.00%, 08/01/2039	679,172
238,332	5.00%, 07/01/2041	251,451
50,000	5.00%, 11/01/2048(7)	52,197
784,411	1 mo. USD LIBOR + 2.800%, 5.08%, 05/25/2028(2)	805,173
49,398	5.50%, 08/15/2033	52,725
332,932	5.50%, 04/01/2038	356,768

		38,002,159

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 84.2% - (continued)
	Mortgage-Backed Agencies - 82.7% - (continued)
	FNMA - 33.3%
$103,347	0.00%, 06/25/2036(4)(5)	$86,039
100,000	0.00%, 09/25/2041(4)(5)	58,854
627,902	1.48%, 08/25/2044(3)(6)	29,862
468,486	1.58%, 04/25/2055(3)(6)	21,579
486,545	1.74%, 06/25/2055(3)(6)	24,407
380,497	2.00%, 09/25/2039	350,214
335,000	2.00%, 02/25/2043	254,377
42,501	2.50%, 06/25/2028(6)	3,156
420,000	2.50%, 03/25/2043	340,409
1,140,000	2.87%, 02/01/2032	1,023,230
900,000	2.98%, 12/01/2029	830,815
418,862	3.00%, 02/25/2027(6)	30,306
142,059	3.00%, 09/25/2027(6)	11,976
418,249	3.00%, 12/25/2027(6)	39,646
1,004,747	3.00%, 03/01/2037	968,768
275,493	3.00%, 10/01/2037	264,516
1,296,984	3.00%, 06/25/2048	1,243,883
1,015,782	3.00%, 10/25/2048	969,027
600,000	3.00%, 09/25/2057	526,156
1,300,000	3.07%, 11/01/2029	1,206,477
620,000	3.09%, 02/25/2030(3)	576,790
1,100,000	3.13%, 01/01/2030	1,030,428
1,800,000	3.14%, 01/01/2030	1,680,112
850,000	3.19%, 09/01/2029	800,724
1,700,000	3.28%, 12/01/2032	1,588,436
1,322,662	3.38%, 12/01/2029	1,276,801
1,085,000	3.46%, 09/01/2037	1,003,381
1,503,431	3.50%, 11/01/2026	1,502,892
180,802	3.50%, 05/25/2027(6)	17,994
264,880	3.50%, 10/25/2027(6)	25,246
68,816	3.50%, 05/25/2030(6)	8,219
82,470	3.50%, 08/25/2030(6)	8,965
203,421	3.50%, 02/25/2031(6)	17,882
163,468	3.50%, 09/25/2035(6)	24,818
229,514	3.50%, 09/01/2043	224,664
381,907	3.50%, 10/01/2044	373,361
397,859	3.50%, 02/01/2045	388,954
385,923	3.50%, 02/01/2046	377,165
833,345	3.50%, 09/01/2046	813,729
368,319	3.50%, 10/01/2046	359,656
145,937	3.50%, 10/25/2046(6)	33,831
257,999	3.50%, 11/01/2046	251,984
265,688	3.50%, 09/01/2047	258,745
192,053	3.50%, 12/01/2047	187,120
282,107	3.50%, 02/01/2048	275,100
337,284	3.50%, 02/25/2048	333,667
500,000	3.50%, 05/25/2048	473,650
6,750,000	3.50%, 11/01/2048(7)	6,569,912
2,059,292	3.50%, 09/01/2057	1,999,551
200,000	3.55%, 02/01/2030	195,463
1,213,620	3.57%, 10/01/2029(10)	1,192,295
1,000,000	3.73%, 04/01/2033	979,613
200,000	3.80%, 07/01/2030	198,748
14,305	3.89%, 05/01/2030	14,311
327,666	3.96%, 05/01/2034	327,955
382,771	4.00%, 05/25/2027(6)	34,678
700,000	4.00%, 11/01/2033(7)	711,345
529,753	4.00%, 12/01/2040	534,107
145,082	4.00%, 03/01/2041	146,182
41,759	4.00%, 03/25/2042(6)	6,562
441,668	4.00%, 11/25/2043	448,159
171,085	4.00%, 06/01/2044	171,523
23,220	4.00%, 08/01/2044	23,280
204,410	4.00%, 10/01/2044	204,871
381,341	4.00%, 11/01/2044	382,232
375,358	4.00%, 05/01/2045	376,039

The accompanying notes are an integral part of these financial statements.

110

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 84.2% - (continued)
	Mortgage-Backed Agencies - 82.7% - (continued)
	FNMA - 33.3% - (continued)
$235,902	4.00%, 07/01/2045	$237,395
804,187	4.00%, 05/01/2046	806,890
205,550	4.00%, 06/01/2046	205,780
244,984	4.00%, 04/01/2047	246,354
894,936	4.00%, 09/01/2048	895,366
520,000	4.00%, 11/01/2048(7)	519,980
483,020	4.06%, 03/01/2030	491,440
68,303	4.50%, 07/25/2027(6)	6,966
106,585	4.50%, 08/01/2041	110,425
31,684	4.50%, 09/01/2041	32,810
36,200	5.46%, 05/25/2042(3)(6)	4,086
432,186	5.50%, 07/25/2045(6)	97,763
325,000	5.50%, 11/01/2048(7)	344,348
591,552	6.00%, 01/25/2042(6)	109,986
520,941	6.00%, 01/25/2047(6)	123,924
373,279	6.00%, 09/25/2047(6)	88,624

		41,036,974

	GNMA - 18.6%
92,963	1.75%, 09/20/2043	86,914
548,176	2.14%, 04/20/2040	430,778
181,097	3.00%, 09/20/2028(6)	15,450
277,166	3.00%, 09/16/2042	235,196
269,987	3.00%, 09/20/2042	231,566
117,600	3.00%, 02/16/2043(6)	18,535
1,019,350	3.00%, 04/20/2045	985,225
64,374	3.00%, 08/15/2045	61,643
151,688	3.00%, 11/20/2045	145,535
169,000	3.00%, 02/20/2046	152,590
6,020,000	3.00%, 11/01/2048(7)	5,755,567
89,625	3.50%, 02/16/2027(6)	7,930
211,155	3.50%, 03/20/2027(6)	20,652
208,557	3.50%, 07/20/2040(6)	23,366
384,267	3.50%, 12/20/2040	379,201
277,393	3.50%, 02/20/2041(6)	33,141
467,055	3.50%, 04/20/2042(6)	61,285
705,873	3.50%, 10/20/2042(6)	131,923
381,430	3.50%, 07/20/2043(6)	60,365
45,000	3.50%, 11/01/2048(7)	44,197
1,317,726	4.00%, 04/16/2026(6)	124,589
62,081	4.00%, 12/16/2026(6)	6,034
788,655	4.00%, 05/20/2029(6)	78,550
163,034	4.00%, 02/15/2041	165,624
36,422	4.00%, 05/16/2042(6)	5,176
137,257	4.00%, 03/20/2043(6)	30,732
54,670	4.00%, 01/20/2044(6)	13,175
476,290	4.00%, 03/20/2047(6)	88,899
707,610	4.00%, 07/20/2047(6)	129,579
3,520,000	4.00%, 11/01/2048(7)	3,542,550
353,563	4.50%, 06/20/2039	362,276
461,034	4.50%, 09/16/2040	489,263
55,244	4.50%, 09/20/2041	57,469
30,948	4.50%, 05/20/2044	32,180
67,126	4.50%, 06/20/2044	69,953
55,200	4.50%, 10/20/2044	57,393
198,252	4.50%, 04/20/2045(6)	49,434
33,145	4.50%, 01/20/2046	34,463
574,396	4.50%, 01/20/2047(6)	124,145
2,120,234	4.50%, 08/20/2048	2,177,135
1,996,607	4.50%, 09/20/2048	2,050,803
1,405,000	4.50%, 11/01/2048(7)	1,441,104
151,199	5.00%, 05/20/2034	160,362
47,558	5.00%, 07/15/2039	50,517
556,269	5.00%, 02/16/2040(6)	136,157
373,965	5.00%, 05/20/2040(6)	90,423
724,923	5.00%, 04/20/2041	772,351
34,246	5.00%, 06/15/2041	36,257
168,713	5.00%, 10/16/2041(6)	26,590

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 84.2% - (continued)
	Mortgage-Backed Agencies - 82.7% - (continued)
	GNMA - 18.6% - (continued)
$33,021	5.00%, 03/15/2044	$34,949
141,145	5.00%, 01/16/2047(6)	31,694
584,634	5.00%, 06/20/2048(6)	126,178
400,000	5.00%, 11/01/2048(7)	415,841
413,851	5.50%, 05/20/2038	452,952
333,230	5.50%, 03/20/2039(6)	76,931
418,772	5.50%, 02/16/2047(6)	95,103
514,321	5.50%, 05/20/2047(6)	121,870
22,954	6.00%, 01/15/2039	24,587
153,093	6.00%, 09/15/2040	163,988
357,803	6.00%, 02/20/2046(6)	83,303

		22,911,638

		101,950,771

	Other Direct Federal Obligations - 1.5%
	SLM Student Loan Trust
114,558	3 mo. USD LIBOR + 0.040%, 2.53%, 01/25/2019(2)	114,448
712,504	3 mo. USD LIBOR + 1.500%, 3.99%, 04/25/2023(2)	724,573
730,401	3 mo. USD LIBOR + 1.200%, 3.53%, 12/15/2033(1)(2)	739,648
301,312	1 mo. USD LIBOR + 0.750%, 3.03%, 05/26/2026(2)	301,311

		1,879,980

		1,879,980

	Total U.S. Government Agencies (cost $106,329,457)	$103,830,751

U.S. GOVERNMENT SECURITIES - 7.1%
	Other Direct Federal Obligations - 0.6%
	FHLB - 0.6%
700,000	Tennessee Valley Authority 4.25%, 09/15/2065	$737,473

	U.S. Treasury Securities - 6.5%
	U.S. Treasury Notes - 6.5%
8,266,031	U.S. Treasury Notes 0.75%, 07/15/2028(8)	8,003,842

		8,003,842

	Total U.S. Government Securities (cost $8,857,310)	$8,741,315

	Total Long-Term Investments (cost $153,969,423)	$150,772,117

SHORT-TERM INVESTMENTS - 3.6%
	Other Investment Pools & Funds - 3.6%
4,410,692	Fidelity Institutional Government Fund, Institutional Class, 2.07%(9)	$4,410,692

	Total Short-Term Investments (cost $4,410,692)	$4,410,692

Total Investments Excluding Purchased Options (cost $158,380,115)	125.9%	$155,182,809

Total Purchased Options (cost $1,085,780)	0.8%	$998,048

Total Investments (cost $159,465,895)	126.7%	$156,180,857
Other Assets and Liabilities	(26.7)%	(32,890,613)

Total Net Assets	100.0%	$123,290,244

The accompanying notes are an integral part of these financial statements.

111

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $27,261,955, representing 22.1% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.
(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are principal-only strips.

(5)	Security is a zero-coupon bond.

(6)	Securities disclosed are interest-only strips.

(7)	Represents or includes a TBA transaction.

(8)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Current yield as of period end.

(10)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	700,000	700,000	$54,663	$81,900	$(27,237)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Receive	08/02/27	USD	2,500,000	2,500,000	195,225	402,043	(206,818)

Total Calls							3,200,000	$249,888	$483,943	$(234,055)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	700,000	700,000	$163,660	$140,630	$23,030
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Pay	08/02/27	USD	2,500,000	2,500,000	584,500	461,207	123,293

Total Puts							3,200,000	$748,160	$601,837	$146,323

Total purchased swaption contracts							6,400,000	$998,048	$1,085,780	$(87,732)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	142	12/19/2018	$16,818,125	$(161,671)
U.S. Treasury 2-Year Note Future	11	12/31/2018	2,317,219	(7,257)
U.S. Treasury Long Bond Future	40	12/19/2018	5,525,000	(179,680)
U.S. Treasury Ultra Bond Future	50	12/19/2018	7,460,937	(492,373)

Total				$(840,981)

Short position contracts:
U.S. Treasury 10-Year Ultra Future	54	12/19/2018	$6,755,906	$141,587
U.S. Treasury 5-Year Note Future	10	12/31/2018	1,123,828	(2,128)

Total				$139,459

Total futures contracts				$(701,522)

The accompanying notes are an integral part of these financial statements.

112

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2018

TBA Sale Commitments Outstanding at October 31, 2018
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$5,309,000	11/01/2048	$(5,020,558)	$(19,188)
FHLMC, 4.50%	125,000	11/01/2048	(128,003)	(34)
FNMA, 2.50%	1,917,000	11/01/2033	(1,834,776)	1,982
FNMA, 3.00%	2,803,000	11/01/2048	(2,651,265)	814
FNMA, 3.50%	3,990,000	11/01/2033	(3,986,883)	7,324
FNMA, 3.50%	8,229,000	11/01/2048	(8,009,453)	(19,689)
FNMA, 4.00%	820,000	11/01/2048	(819,968)	2,979
FNMA, 4.50%	6,000,000	11/01/2048	(6,142,932)	(8,879)

Total (proceeds receivable $28,559,147)			$(28,593,838)	$(34,691)

At October 31, 2018, the aggregate market value of TBA Sale Commitments represents (23.2)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. Federal Funds Rate	2.50% Fixed	USD	7,300,000	03/01/28	Annual	$22,611	$—	$187,567	$164,956
3 Mo. USD LIBOR	3.00% Fixed	USD	13,264,000	04/30/25	Semi-Annual	18,166	—	116,058	97,892
3 Mo. USD LIBOR	2.28% Fixed	USD	5,925,000	07/14/27	Semi-Annual	—	—	372,605	372,605
3 Mo. USD LIBOR	2.91% Fixed	USD	1,725,000	07/14/27	Semi-Annual	4,217	—	9,575	5,358

Total						$44,994	$—	$685,805	$640,811

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,703,861	USD	640,000,000	JPY	SSG	01/07/19	$—	$(3,868)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC

Currency Abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

113

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$38,200,051	$—	$38,200,051	$—
U.S. Government Agencies	103,830,751	—	103,830,751	—
U.S. Government Securities	8,741,315	—	8,741,315	—
Short-Term Investments	4,410,692	4,410,692	—	—
Purchased Options	998,048	—	998,048	—
Futures Contracts(2)	141,587	141,587	—	—
Swaps - Interest Rate(2)	640,811	—	640,811	—

Total	$156,963,255	$4,552,279	$152,410,976	$—

Liabilities
Foreign Currency Contracts(2)	$(3,868)	$—	$(3,868)	$—
Futures Contracts(2)	(843,109)	(843,109)	—	—
TBA Sale Commitments	(28,593,838)	—	(28,593,838)	—

Total	$(29,440,815)	$(843,109)	$(28,597,706)	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

114

The Hartford Short Duration Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 17.9%
	Asset Allocation Fund - 0.1%
$789,264	SoFi Consumer Loan Program LLC 2.55%, 02/25/2027(1)	$785,562

	Asset-Backed - Automobile - 1.0%
	Credit Acceptance Auto Loan Trust
920,000	2.65%, 06/15/2026(1)	909,537
1,270,000	3.55%, 08/15/2027(1)	1,267,736
1,055,000	GM Financial Automobile Leasing Trust 1.97%, 05/20/2020	1,048,853
3,750,000	OneMain Direct Auto Receivables Trust 3.43%, 12/16/2024(1)	3,738,001
3,000,000	Santander Drive Auto Receivables Trust 2.46%, 03/15/2022	2,974,187
590,000	Westlake Automobile Receivables Trust 3.20%, 01/16/2024(1)	588,489

		10,526,803

	Asset-Backed - Finance & Insurance - 6.9%
2,809,309	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(2)	2,736,727
2,250,000	Apidos CLO 3 mo. USD LIBOR + 1.080%, 3.52%, 04/15/2031(1)(3)	2,245,365
	Bayview Opportunity Master Fund Trust
1,114,875	3.35%, 11/28/2032(1)(4)	1,108,179
547,425	3.50%, 01/28/2055(1)(2)	542,362
954,968	3.50%, 06/28/2057(1)(2)	945,876
1,199,500	3.50%, 01/28/2058(1)(2)	1,186,820
377,867	4.00%, 11/28/2053(1)(2)	378,241
1,180,666	4.00%, 10/28/2064(1)(2)	1,185,621
1,900,000	Bellemeade Re Ltd. 1 mo. USD LIBOR + 1.200%, 3.48%, 10/25/2027(1)(3)	1,898,811
2,125,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.250%, 3.69%, 07/16/2030(1)(3)	2,127,327
658,545	Credit Suisse ABS Trust 3.42%, 07/25/2024(1)	657,505
1,917,818	Finance of America Structured Securities Trust 3.38%, 09/25/2028(1)(2)	1,917,320
63,787	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(5)	—
1,190,000	KKR CLO 21 Ltd. 3 mo. USD LIBOR + 1.000%, 3.44%, 04/15/2031(1)(3)	1,182,026
2,000,000	Lendmark Funding Trust 2.83%, 12/22/2025(1)	1,973,678
180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(5)(14)	—
4,610,000	Magnetite Ltd. 3 mo. USD LIBOR + 1.500%, 3.99%, 07/25/2026(1)(3)	4,611,226
	Nationstar HECM Loan Trust
733,377	2.04%, 09/25/2027(1)(2)	730,787
826,149	3.19%, 07/25/2028(1)(2)	824,208
	NRZ Advance Receivables Trust
2,000,000	2.58%, 10/15/2049(1)	1,983,741
4,205,000	3.11%, 12/15/2050(1)	4,159,268
2,185,000	3.21%, 02/15/2051(1)	2,162,376
1,840,750	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	1,828,171
1,250,000	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 1.020%, 3.36%, 07/17/2030(1)(3)	1,246,105
825,000	OneMain Financial Issuance Trust 4.57%, 02/20/2029(1)	830,663
2,250,000	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	2,236,860
558,037	Pretium Mortgage Credit Partners LLC 3.33%, 12/30/2032(1)(2)	554,068
1,385,000	Regional Management Issuance Trust 3.83%, 07/15/2027(1)	1,378,218
2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)(4)	2,048,509
3,119,156	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	3,111,779
3,840,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	3,828,844

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 17.9% - (continued)
	Asset-Backed - Finance & Insurance - 6.9% - (continued)
$1,039,122	Symphony CLO L.P. 1 mo. USD LIBOR + 1.750%, 4.03%, 01/09/2023(1)(3)	$1,039,038
	Towd Point Mortgage Trust
3,031,451	2.75%, 10/25/2056(1)(2)	2,956,250
1,888,263	2.75%, 04/25/2057(1)(2)	1,846,889
1,225,428	2.75%, 07/25/2057(1)(2)	1,196,152
1,691,014	2.75%, 10/25/2057(1)(2)	1,643,512
856,758	U.S. Residential Opportunity Fund Trust 3.35%, 11/27/2037(1)(4)	848,208
973,467	Vantage Data Centers Issuer LLC 4.07%, 02/16/2043(1)	970,679
1,485,000	Verizon Owner Trust 2.22%, 12/20/2021(1)	1,456,823
	VOLT LLC
1,920,909	3.38%, 10/25/2047(1)(4)	1,905,623
1,176,444	4.12%, 09/25/2048(1)(4)	1,174,265
584,721	VOLT LX LLC 3.25%, 06/25/2047(1)(4)	580,027
2,755,000	Z Capital Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.450%, 3.89%, 07/16/2027(1)(3)	2,737,657

		69,975,804

	Asset-Backed - Home Equity - 0.3%
424,862	Accredited Mortgage Loan Trust 1 mo. USD LIBOR + 0.680%, 2.96%, 01/25/2035(3)	426,019
1,201,844	Morgan Stanley Capital I Trust 1 mo. USD LIBOR + 0.760%, 3.04%, 01/25/2035(3)	1,210,380
	New Residential Mortgage Loan Trust
1,099,211	4.00%, 12/25/2057(1)(2)	1,101,107
107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)	1
171,376	Residential Asset Securitization Trust 5.17%, 07/25/2034(2)	175,642

		2,913,149

	Collateralized - Mortgage Obligations - 0.1%
562,823	COLT Mortgage Loan Trust 2.61%, 05/27/2047(1)(2)	557,528

	Commercial Mortgage - Backed Securities - 2.1%
	Citigroup Mortgage Loan Trust
2,254,423	3.25%, 03/25/2061(1)(2)	2,237,740
1,823,461	3.50%, 02/25/2058(1)(2)	1,804,798
852,120	DBUBS Mortgage Trust 0.71%, 11/10/2046(1)(2)(6)	8,575
	FREMF Mortgage Trust
5,065,400	3.02%, 10/25/2047(1)(2)	5,019,138
635,000	3.15%, 04/25/2046(1)(2)	632,355
885,000	3.81%, 06/25/2047(1)(2)	887,115
3,028,530	4.12%, 02/25/2046(1)(2)	3,047,687
	JP Morgan Chase Commercial Mortgage Securities Trust
1,628,434	3.91%, 05/05/2030(1)	1,625,846
3,045,840	4.39%, 07/15/2046(1)	3,102,128
62,799	Morgan Stanley Re-Remic Trust 1.00%, 03/27/2051(1)	62,485
2,774,371	Verus Securitization Trust 3.68%, 06/01/2058(1)(2)	2,762,410

		21,190,277

	Other ABS - 1.8%
	Carlyle Global Market Strategies CLO
250,000	3 mo. USD LIBOR + 0.890%, 3.34%, 01/18/2029(1)(3)	247,799
1,500,000	3 mo. USD LIBOR + 0.970%, 3.42%, 04/17/2031(1)(3)	1,492,113
1,000,000	3 mo. USD LIBOR + 1.400%, 3.85%, 04/17/2031(1)(3)	993,242
1,270,000	Colombia Cent CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.53%, 10/25/2028(1)(3)	1,270,000
2,065,995	CSMC Trust 4.13%, 07/25/2058(1)	2,051,481

The accompanying notes are an integral part of these financial statements.

115

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 17.9% - (continued)
	Other ABS - 1.8% - (continued)
$856,629	Marlette Funding Trust 3.06%, 07/17/2028(1)	$855,069
2,414,319	Mill City Mortgage Loan Trust 3.50%, 08/25/2058(1)(2)	2,385,587
	New Residential Mortgage LLC
3,616,024	3.61%, 05/25/2023(1)	3,590,561
3,043,108	3.79%, 07/25/2054(1)	3,030,109
1,685,346	Preston Ridge Partners Mortgage Trust LLC 3.75%, 04/25/2023(1)(2)	1,669,153

		17,585,114

	Whole Loan Collateral CMO - 5.6%
	Angel Oak Mortgage Trust LLC
851,531	2.48%, 07/25/2047(1)(2)	835,371
919,842	2.71%, 11/25/2047(1)(2)	908,715
209,070	2.81%, 01/25/2047(1)(2)	207,195
3,458,765	CIM Trust 3.00%, 04/25/2057(1)(2)	3,409,710
	COLT Mortgage Loan Trust
349,920	2.80%, 12/26/2046(1)(2)	347,040
1,163,732	2.93%, 02/25/2048(1)(2)	1,156,528
1,406,493	3.47%, 07/27/2048(1)(2)	1,401,442
927,758	3.69%, 10/26/2048(1)(2)	927,618
497,834	3.75%, 12/26/2046(1)(2)	497,834
	Deephaven Residential Mortgage Trust
821,934	2.45%, 06/25/2047(1)(2)	810,105
454,312	2.73%, 12/26/2046(1)(2)	451,751
542,776	2.81%, 10/25/2047(1)(2)	536,134
1,592,568	3.48%, 04/25/2058(1)(2)	1,581,337
3,946,062	3.79%, 08/25/2058(1)(2)	3,946,020
995,632	Finance of America Structured Securities Trust 2.32%, 11/25/2027(1)(2)	994,524
2,535,538	Flagstar Mortgage Trust 4.00%, 09/25/2048(1)(2)	2,534,286
1,010,000	Home Re Ltd. 1 mo. USD LIBOR + 1.600%, 3.83%, 10/25/2028(1)(3)	1,010,000
	LSTAR Securities Investment Ltd.
907,204	1 mo. USD LIBOR + 1.650%, 0.04%, 11/01/2022(1)(3)	906,258
329,445	1 mo. USD LIBOR + 1.750%, 0.04%, 10/01/2022(1)(3)	327,899
1,181,490	MetLife Securitization Trust 3.00%, 04/25/2055(1)(2)	1,144,958
840,905	MFA Trust 2.59%, 02/25/2057(1)(2)	821,182
	Mill City Mortgage Loan Trust
937,757	2.50%, 04/25/2057(1)(2)	915,365
2,626,202	2.75%, 01/25/2061(1)(2)	2,557,281
1,383,546	3.25%, 05/25/2062(1)(2)	1,363,828
2,719,190	3.50%, 05/25/2058(1)(2)	2,689,548
	New Residential Mortgage Loan Trust
4,726,038	1 mo. USD LIBOR + 0.750%, 3.03%, 01/25/2048(1)(3)	4,726,083
739,244	3.25%, 09/25/2056(1)(2)	724,675
1,141,600	3.50%, 12/25/2057(1)(2)	1,119,256
728,071	3.75%, 11/26/2035(1)(2)	724,609
526,212	3.75%, 03/25/2056(1)(2)	524,309
784,936	3.75%, 11/25/2056(1)(2)	779,032
1,494,020	4.00%, 02/25/2057(1)(2)	1,497,130
1,443,472	4.00%, 03/25/2057(1)(2)	1,448,950
1,032,681	4.00%, 04/25/2057(1)(2)	1,034,770
1,515,629	4.00%, 05/25/2057(1)(2)	1,516,731
	Sequoia Mortgage Trust
822,429	4.00%, 09/25/2048(1)(2)	822,323
3,223,026	4.50%, 08/25/2048(1)(2)	3,255,384
	Towd Point Mortgage Trust
1,237,472	2.25%, 04/25/2056(1)(2)	1,204,694
2,168,695	2.25%, 07/25/2056(1)(2)	2,100,161
457,045	2.75%, 02/25/2055(1)(2)	449,152
1,177,082	2.75%, 04/25/2055(1)(2)	1,154,400

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 17.9% - (continued)
	Whole Loan Collateral CMO - 5.6% - (continued)
$492,081	2.75%, 05/25/2055(1)(2)	$483,476
1,004,831	Verus Securitization Trust 2.93%, 02/25/2048(1)(2)	990,474

		56,837,538

	Total Asset & Commercial Mortgage Backed Securities (cost $182,854,541)	$180,371,775

CORPORATE BONDS - 55.4%
	Aerospace/Defense - 0.9%
365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$360,168
2,000,000	General Dynamics Corp. 3.00%, 05/11/2021	1,985,900
2,275,000	L3 Technologies, Inc. 3.85%, 06/15/2023	2,267,980
4,825,000	United Technologies Corp. 3.65%, 08/16/2023	4,779,822

		9,393,870

	Agriculture - 0.1%
644,000	Reynolds American, Inc. 3.25%, 06/12/2020	641,822

	Auto Manufacturers - 2.4%
2,000,000	Daimler Finance NA LLC 2.00%, 07/06/2021(1)	1,924,084
	Ford Motor Credit Co. LLC
3,500,000	2.02%, 05/03/2019	3,475,599
2,000,000	2.46%, 03/27/2020	1,959,098
	General Motors Financial Co., Inc.
2,500,000	3.15%, 06/30/2022	2,401,060
2,500,000	3.20%, 07/06/2021	2,447,464
	Harley-Davidson Financial Services, Inc.
840,000	2.40%, 09/15/2019(1)	833,683
2,500,000	2.85%, 01/15/2021(1)	2,451,059
	Hyundai Capital America
2,000,000	2.00%, 07/01/2019(1)	1,980,483
2,490,000	2.60%, 03/19/2020(1)	2,447,055
1,825,000	4.13%, 06/08/2023(1)	1,795,570
	Nissan Motor Acceptance Corp.
1,000,000	2.15%, 09/28/2020(1)	975,405
1,250,000	2.55%, 03/08/2021(1)	1,219,090
750,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	742,530

		24,652,180

	Auto Parts & Equipment - 0.5%
500,000	Aptiv plc 3.15%, 11/19/2020	494,454
4,237,000	Goodyear Tire & Rubber Co. 8.75%, 08/15/2020(7)	4,549,479

		5,043,933

	Beverages - 0.7%
4,000,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	3,921,440
	Constellation Brands, Inc.
2,435,000	2.65%, 11/07/2022	2,331,498
340,000	2.70%, 05/09/2022	326,646
625,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	598,319

		7,177,903

	Biotechnology - 0.2%
2,000,000	Celgene Corp. 2.88%, 08/15/2020	1,977,929

	Chemicals - 1.0%
4,500,000	Air Liquide Finance S.A. 1.75%, 09/27/2021(1)	4,291,709
2,500,000	Eastman Chemical Co. 3.50%, 12/01/2021	2,491,850
1,235,000	International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	1,234,483
2,000,000	Syngenta Finance N.V. 3.70%, 04/24/2020(1)	1,992,507

		10,010,549

	Commercial Banks - 20.2%
1,000,000	ABN Amro Bank N.V. 2.45%, 06/04/2020(1)	984,544

The accompanying notes are an integral part of these financial statements.

116

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 55.4% - (continued)
	Commercial Banks - 20.2% - (continued)
	Banco Santander S.A.
$1,600,000	3.13%, 02/23/2023	$1,509,662
1,200,000	3.50%, 04/11/2022	1,171,306
600,000	3.85%, 04/12/2023	580,629
	Bank of America Corp.
3,020,000	2.15%, 11/09/2020	2,947,345
3,500,000	2.50%, 10/21/2022	3,324,951
2,000,000	2.63%, 04/19/2021	1,962,124
1,500,000	S&P 500 Index, 2.74%, 01/23/2022(3)	1,470,197
1,395,000	Bank of New York Mellon Corp. 3 mo. USD LIBOR + 1.050%, 3.57%, 10/30/2023(3)	1,423,034
1,000,000	Bank of Nova Scotia 2.70%, 03/07/2022	973,229
1,500,000	Banque Federative du Credit Mutuel S.A. 2.70%, 07/20/2022(1)	1,443,087
	Barclays plc
2,500,000	2.75%, 11/08/2019	2,482,555
1,850,000	2.88%, 06/08/2020	1,827,378
2,625,000	3.25%, 01/12/2021	2,585,777
	BB&T Corp.
1,750,000	2.05%, 05/10/2021	1,694,403
1,750,000	2.75%, 04/01/2022	1,703,888
	BNP Paribas S.A.
1,500,000	2.38%, 05/21/2020	1,479,871
580,000	2.95%, 05/23/2022(1)	558,996
750,000	3.50%, 03/01/2023(1)	727,579
	BPCE S.A.
1,750,000	2.75%, 01/11/2023(1)	1,667,131
300,000	3.00%, 05/22/2022(1)	288,957
1,500,000	4.00%, 09/12/2023(1)	1,471,193
1,250,000	Canadian Imperial Bank of Commerce 3.50%, 09/13/2023	1,233,715
1,250,000	Capital One Financial Corp. 3.05%, 03/09/2022	1,219,763
2,500,000	CIT Group, Inc. 4.13%, 03/09/2021	2,493,750
	Citigroup, Inc.
2,000,000	2.70%, 03/30/2021	1,958,641
4,500,000	2.90%, 12/08/2021	4,397,237
	Citizens Bank NA
770,000	2.55%, 05/13/2021	749,242
4,500,000	2.65%, 05/26/2022	4,320,815
665,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	641,032
2,400,000	Comerica, Inc. 3.70%, 07/31/2023	2,377,534
1,555,000	Compass Bank 2.75%, 09/29/2019	1,548,005
	Cooperatieve Rabobank UA
1,650,000	2.50%, 01/19/2021	1,614,080
1,500,000	2.75%, 01/10/2022	1,457,604
	Credit Agricole S.A.
1,800,000	2.75%, 06/10/2020(1)	1,779,858
735,000	3.75%, 04/24/2023(1)	718,072
2,001,000	Credit Suisse Group AG 3.57%, 01/09/2023(1)	1,953,990
2,000,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021	1,985,386
	Danske Bank A/S
1,120,000	2.00%, 09/08/2021(1)	1,054,113
1,250,000	2.70%, 03/02/2022(1)(7)	1,194,682
1,250,000	2.80%, 03/10/2021(1)	1,214,646
	Deutsche Bank AG
1,190,000	2.70%, 07/13/2020	1,162,807
2,440,000	3.15%, 01/22/2021	2,379,210
1,250,000	3.30%, 11/16/2022	1,180,330
1,350,000	3.95%, 02/27/2023	1,298,676
2,600,000	Discover Bank 3.10%, 06/04/2020	2,579,571
2,150,000	DNB Bank ASA 2.38%, 06/02/2021(1)	2,079,624
1,750,000	Fifth Third Bancorp 2.60%, 06/15/2022	1,682,135
	Fifth Third Bank
1,500,000	2.20%, 10/30/2020	1,467,368
1,100,000	2.25%, 06/14/2021	1,066,852

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 55.4% - (continued)
	Commercial Banks - 20.2% - (continued)
	Goldman Sachs Group, Inc.
$1,225,000	2.35%, 11/15/2021	$1,178,756
2,000,000	2.60%, 12/27/2020	1,962,298
660,000	2.63%, 04/25/2021	645,394
545,000	2.75%, 09/15/2020	538,450
1,005,000	2.88%, 02/25/2021	990,098
4,000,000	3.00%, 04/26/2022	3,893,472
1,500,000	3.20%, 02/23/2023	1,456,732
	HSBC Holdings plc
1,800,000	2.95%, 05/25/2021	1,770,360
2,135,000	3 mo. USD LIBOR + 1.055%, 3.26%, 03/13/2023(3)	2,085,527
905,000	3 mo. USD LIBOR + 1.000%, 3.32%, 05/18/2024(3)	902,502
1,150,000	3.40%, 03/08/2021	1,143,930
1,550,000	HSBC USA, Inc. 2.35%, 03/05/2020	1,531,696
	Huntington Bancshares, Inc.
2,000,000	2.30%, 01/14/2022	1,912,885
1,700,000	3.15%, 03/14/2021	1,680,701
1,250,000	Huntington National Bank 2.38%, 03/10/2020	1,234,771
2,395,000	ING Bank N.V. 2.50%, 10/01/2019(1)	2,381,839
	ING Groep N.V.
705,000	3.15%, 03/29/2022	685,600
2,000,000	4.10%, 10/02/2023	1,986,615
	Intesa Sanpaolo S.p.A.
1,955,000	3.13%, 07/14/2022(1)	1,776,506
1,675,000	3.38%, 01/12/2023(1)	1,516,789
750,000	6.50%, 02/24/2021(1)	767,028
	JP Morgan Chase & Co.
4,000,000	2.30%, 08/15/2021	3,872,480
3,000,000	2.40%, 06/07/2021	2,922,690
3,000,000	2.55%, 03/01/2021	2,940,687
1,500,000	2.75%, 06/23/2020	1,485,254
1,800,000	3 mo. USD LIBOR + 1.230%, 3.72%, 10/24/2023(3)	1,831,694
	KeyBank NA
1,500,000	2.40%, 06/09/2022	1,439,685
2,000,000	2.50%, 12/15/2019	1,986,148
905,000	2.50%, 11/22/2021	878,881
3,000,000	Macquarie Group Ltd. 3 mo. USD LIBOR + 1.023%, 3.19%, 11/28/2023(1)(3)	2,858,994
1,045,000	Manufacturers & Traders Trust Co. 1 mo. USD LIBOR + 1.215%, 3.51%, 12/28/2020(3)	1,045,649
1,500,000	Mizuho Financial Group, Inc. 2.63%, 04/12/2021(1)	1,464,455
	Morgan Stanley
920,000	2.50%, 04/21/2021	896,363
1,500,000	2.65%, 01/27/2020	1,489,074
2,000,000	2.75%, 05/19/2022	1,933,280
1,000,000	3 mo. USD LIBOR + 0.930%, 3.40%, 07/22/2022(3)	1,004,370
2,000,000	3 mo. USD LIBOR + 1.400%, 3.89%, 10/24/2023(3)	2,036,528
1,750,000	5.63%, 09/23/2019	1,787,526
3,250,000	MUFG Bank Ltd 2.35%, 09/08/2019(1)	3,230,008
1,000,000	National Australia Bank Ltd. 1.88%, 07/12/2021	956,296
2,000,000	Nordea Bank AB 1.63%, 09/30/2019(1)	1,973,444
1,500,000	PNC Bank NA 2.45%, 11/05/2020	1,473,525
	Regions Financial Corp.
2,500,000	2.75%, 08/14/2022	2,403,667
2,250,000	3.20%, 02/08/2021	2,230,474
1,500,000	Royal Bank of Canada 2.50%, 01/19/2021	1,472,413
	Santander Holdings USA, Inc.
1,115,000	2.65%, 04/17/2020	1,101,108
3,530,000	3.70%, 03/28/2022	3,469,746

The accompanying notes are an integral part of these financial statements.

117

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 55.4% - (continued)
	Commercial Banks - 20.2% - (continued)
	Santander UK plc
$2,250,000	2.38%, 03/16/2020	$2,222,194
2,000,000	3.40%, 06/01/2021	1,985,846
	Skandinaviska Enskilda Banken AB
1,400,000	2.63%, 11/17/2020(1)	1,373,862
1,500,000	2.80%, 03/11/2022	1,456,930
1,800,000	Societe Generale S.A. 3.25%, 01/12/2022(1)(7)	1,749,988
	Standard Chartered plc
3,000,000	2.40%, 09/08/2019(1)	2,971,812
3,400,000	3 mo. USD LIBOR + 1.150%, 4.25%, 01/20/2023(1)(3)	3,395,597
2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	2,173,390
895,000	SunTrust Banks, Inc. 2.90%, 03/03/2021	881,312
	Svenska Handelsbanken AB
1,010,000	1.88%, 09/07/2021	964,285
1,500,000	2.45%, 03/30/2021	1,462,530
1,750,000	3.35%, 05/24/2021	1,739,874
	Toronto-Dominion Bank
1,500,000	2.13%, 04/07/2021	1,457,694
1,000,000	2.50%, 12/14/2020	984,683
2,750,000	UBS Group Funding Switzerland AG 3.00%, 04/15/2021(1)	2,706,452
3,250,000	UniCredit S.p.A. 3.75%, 04/12/2022(1)	3,070,787
	Wells Fargo & Co.
2,000,000	2.10%, 07/26/2021	1,919,180
2,500,000	2.50%, 03/04/2021	2,436,365
3,000,000	3 mo. USD LIBOR + 1.230%, 3.76%, 10/31/2023(3)	3,042,200

		203,307,943

	Commercial Services - 0.8%
	Equifax, Inc.
1,035,000	3.30%, 12/15/2022	1,005,696
2,555,000	3.95%, 06/15/2023	2,531,878
1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,855,094
	Total System Services, Inc.
1,500,000	3.80%, 04/01/2021	1,502,680
1,500,000	4.00%, 06/01/2023	1,504,271

		8,399,619

	Construction Materials - 0.2%
2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	1,980,811

	Diversified Financial Services - 3.5%
910,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/23/2023	874,204
	Air Lease Corp.
2,500,000	2.13%, 01/15/2020	2,461,008
2,700,000	2.63%, 07/01/2022	2,577,301
	Aircastle Ltd.
1,400,000	4.40%, 09/25/2023	1,389,091
3,075,000	5.13%, 03/15/2021	3,136,060
	Ally Financial, Inc.
3,000,000	3.25%, 11/05/2018	2,999,610
2,650,000	4.63%, 05/19/2022	2,650,000
1,750,000	Capital One Financial Corp. 3.45%, 04/30/2021	1,742,345
1,150,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	1,116,755
2,000,000	goeasy Ltd. 7.88%, 11/01/2022(1)	2,060,000
2,750,000	IHS Markit Ltd. 4.13%, 08/01/2023	2,709,300
2,025,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	2,023,406
	Navient Corp.
2,000,000	6.50%, 06/15/2022	2,035,000
1,250,000	8.00%, 03/25/2020	1,304,687
2,525,000	Protective Life Global Funding 2.62%, 08/22/2022(1)	2,414,263

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 55.4% - (continued)
	Diversified Financial Services - 3.5% - (continued)
$1,350,000	Societe Generale S.A. 2.50%, 04/08/2021(1)	$1,311,972
	Synchrony Financial
610,000	2.70%, 02/03/2020	601,836
2,255,000	3.00%, 08/15/2019	2,245,783

		35,652,621

	Electric - 2.8%
2,500,000	AEP Texas, Inc. 2.40%, 10/01/2022	2,392,685
1,000,000	Ameren Illinois Co. 9.75%, 11/15/2018	1,002,520
3,400,000	CenterPoint Energy, Inc. 3.85%, 02/01/2024	3,397,417
	Dominion Energy, Inc.
2,500,000	2.50%, 12/01/2019	2,481,500
490,000	2.96%, 07/01/2019(4)	487,934
395,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	382,962
	Enel Finance International N.V.
3,150,000	2.88%, 05/25/2022(1)	2,967,184
1,500,000	4.25%, 09/14/2023(1)	1,462,910
1,055,000	Eversource Energy 2.50%, 03/15/2021	1,035,104
805,000	Exelon Corp. 2.85%, 06/15/2020	796,102
970,000	FirstEnergy Corp. 2.85%, 07/15/2022	934,845
2,285,000	Fortis, Inc. 2.10%, 10/04/2021	2,180,687
1,850,000	ITC Holdings Corp. 2.70%, 11/15/2022	1,768,826
705,000	Potomac Electric Power Co. 3.05%, 04/01/2022	690,425
3,050,000	SCANA Corp. 4.75%, 05/15/2021(7)	3,066,504
3,000,000	Southern Co. 2.35%, 07/01/2021	2,898,769

		27,946,374

	Electronics - 0.1%
850,000	Fortive Corp. 2.35%, 06/15/2021	821,934

	Engineering & Construction - 0.2%
1,760,000	SBA Tower Trust 3.17%, 04/09/2047(1)	1,720,411

	Entertainment - 0.5%
2,195,000	Discovery Communications LLC 2.80%, 06/15/2020(1)	2,167,607
2,835,000	Eldorado Resorts, Inc. 7.00%, 08/01/2023	2,976,750

		5,144,357

	Food - 1.5%
	Conagra Brands, Inc.
2,670,000	3.80%, 10/22/2021	2,672,465
2,000,000	4.30%, 05/01/2024	2,005,695
4,000,000	Danone S.A. 2.08%, 11/02/2021(1)	3,822,778
330,000	JM Smucker Co. 2.50%, 03/15/2020	326,962
	Kraft Heinz Foods Co.
1,425,000	2.80%, 07/02/2020	1,410,315
860,000	4.00%, 06/15/2023	855,424
1,415,000	Kroger Co. 1.50%, 09/30/2019	1,394,263
2,500,000	Mondelez International Holdings Netherlands B.V. 2.00%, 10/28/2021(1)	2,379,291

		14,867,193

	Forest Products & Paper - 0.3%
2,650,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	2,629,915

	Gas - 0.2%
1,605,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	1,632,648

	Healthcare - Services - 0.7%
1,500,000	Anthem, Inc. 2.95%, 12/01/2022	1,449,336
1,810,000	Dignity Health 2.64%, 11/01/2019	1,799,040
3,130,000	Halfmoon Parent, Inc. 3.75%, 07/15/2023(1)	3,102,725
590,000	Laboratory Corp. of America Holdings 2.63%, 02/01/2020	584,624

		6,935,725

	Insurance - 1.2%
1,250,000	Assurant, Inc. 4.20%, 09/27/2023	1,243,205

The accompanying notes are an integral part of these financial statements.

118

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 55.4% - (continued)
	Insurance - 1.2% - (continued)
$785,000	AXA Equitable Holdings, Inc. 3.90%, 04/20/2023(1)	$775,990
3,000,000	Jackson National Life Global Funding 2.50%, 06/27/2022(1)	2,881,675
2,300,000	MassMutual Global Funding 2.00%, 04/15/2021(1)	2,220,094
1,500,000	Metropolitan Life Global Funding 1.95%, 09/15/2021(1)	1,435,714
1,255,000	Principal Life Global Funding 2.20%, 04/08/2020(1)	1,235,809
705,000	Trinity Acquisition plc 3.50%, 09/15/2021	696,505
1,445,000	Unum Group 3.00%, 05/15/2021	1,419,638

		11,908,630

	Internet - 0.6%
1,130,000	Alibaba Group Holding Ltd. 2.80%, 06/06/2023	1,082,168
2,000,000	Netflix, Inc. 5.50%, 02/15/2022	2,039,780
3,630,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(1)	3,494,282

		6,616,230

	Iron/Steel - 0.7%
	ArcelorMittal
2,500,000	5.13%, 06/01/2020	2,553,085
1,500,000	6.25%, 02/25/2022	1,595,400
	Steel Dynamics, Inc.
1,500,000	5.13%, 10/01/2021	1,507,500
1,000,000	5.25%, 04/15/2023	1,002,500

		6,658,485

	IT Services - 1.2%
4,000,000	Dell International LLC / EMC Corp. 3.48%, 06/01/2019(1)	4,005,008
2,390,000	DXC Technology Co. 2.88%, 03/27/2020	2,366,611
	Hewlett Packard Enterprise Co.
1,250,000	3.50%, 10/05/2021	1,246,168
1,250,000	3.60%, 10/15/2020	1,252,594
	NCR Corp.
1,250,000	4.63%, 02/15/2021	1,231,250
2,200,000	5.00%, 07/15/2022	2,112,000

		12,213,631

	Lodging - 0.9%
3,320,000	Choice Hotels International, Inc. 5.70%, 08/28/2020	3,440,350
1,500,000	Marriott International, Inc. 2.30%, 01/15/2022	1,433,803
	MGM Resorts International
2,000,000	5.25%, 03/31/2020	2,025,000
2,300,000	6.00%, 03/15/2023	2,334,500

		9,233,653

	Machinery - Diversified - 0.7%
	CNH Industrial Capital LLC
2,000,000	4.38%, 11/06/2020	2,021,248
995,000	4.38%, 04/05/2022	1,001,949
2,300,000	John Deere Capital Corp. 2.15%, 09/08/2022	2,190,988
1,500,000	Roper Technologies, Inc. 3.65%, 09/15/2023	1,486,570

		6,700,755

	Media - 1.6%
815,000	CBS Corp. 2.90%, 06/01/2023(1)	769,456
1,685,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	1,682,226
3,185,000	Comcast Corp. 3.70%, 04/15/2024	3,172,160
905,000	Cox Communications, Inc. 2.95%, 06/30/2023(1)	862,006
1,075,000	Discovery Communications LLC 2.20%, 09/20/2019	1,065,306
1,770,000	Sky plc 2.63%, 09/16/2019(1)	1,760,145
2,500,000	Time Warner Cable LLC 8.25%, 04/01/2019	2,550,714
1,500,000	Viacom, Inc. 2.75%, 12/15/2019	1,487,104

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 55.4% - (continued)
	Media - 1.6% - (continued)
$2,675,000	Videotron Ltd. 5.00%, 07/15/2022	$2,671,656

		16,020,773

	Mining - 0.4%
	Anglo American Capital plc
2,250,000	3.75%, 04/10/2022(1)	2,221,133
1,500,000	4.13%, 04/15/2021(1)	1,504,065
320,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	305,998

		4,031,196

	Oil & Gas - 1.4%
2,500,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	2,554,121
875,000	Canadian Natural Resources Ltd. 2.95%, 01/15/2023	842,271
3,400,000	Eni S.p.A. 4.00%, 09/12/2023(1)	3,327,648
3,000,000	EQT Corp. 2.50%, 10/01/2020	2,925,639
1,726,000	Marathon Oil Corp. 2.70%, 06/01/2020	1,705,031
1,015,000	Noble Energy, Inc. 4.15%, 12/15/2021	1,022,298
1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,557,716

		13,934,724

	Oil & Gas Services - 0.2%
2,500,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	2,473,345

	Pharmaceuticals - 3.0%
	AbbVie, Inc.
1,250,000	2.30%, 05/14/2021	1,211,094
1,330,000	2.50%, 05/14/2020	1,312,630
	Allergan Funding SCS
490,000	2.45%, 06/15/2019	489,057
3,855,000	3.00%, 03/12/2020	3,841,045
	Bayer U.S. Finance LLC
1,300,000	2.38%, 10/08/2019(1)	1,289,213
2,000,000	3.50%, 06/25/2021(1)	1,987,290
1,400,000	3.88%, 12/15/2023(1)	1,378,675
1,435,000	Cardinal Health, Inc. 2.40%, 11/15/2019	1,424,408
	CVS Health Corp.
1,120,000	3.35%, 03/09/2021	1,114,642
2,500,000	3.70%, 03/09/2023	2,466,575
	Elanco Animal Health, Inc.
4,075,000	3.91%, 08/27/2021(1)	4,074,969
2,560,000	4.27%, 08/28/2023(1)	2,548,227
945,000	Mylan N.V. 3.75%, 12/15/2020	944,940
3,000,000	Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	2,962,903
	Teva Pharmaceutical Finance Netherlands B.V.
1,125,000	1.70%, 07/19/2019	1,103,882
1,800,000	2.20%, 07/21/2021	1,678,682

		29,828,232

	Pipelines - 1.0%
240,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 3.50%, 12/01/2022	234,317
1,130,000	Energy Transfer Partners L.P. 4.20%, 09/15/2023	1,124,500
	Enterprise Products Operating LLC
1,195,000	2.55%, 10/15/2019	1,188,167
1,700,000	2.85%, 04/15/2021	1,673,025
2,775,000	EQT Midstream Partners L.P. 4.75%, 07/15/2023	2,803,038
	Kinder Morgan Energy Partners L.P.
1,175,000	5.30%, 09/15/2020	1,210,485
865,000	6.85%, 02/15/2020	902,121
750,000	Western Gas Partners L.P. 4.00%, 07/01/2022	743,589

		9,879,242

	Real Estate - 0.3%
2,000,000	WEA Finance LLC 3.15%, 04/05/2022(1)	1,958,258

The accompanying notes are an integral part of these financial statements.

119

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 55.4% - (continued)
	Real Estate - 0.3% - (continued)
$1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	$1,094,960

		3,053,218

	Real Estate Investment Trusts - 1.2%
	American Tower Corp.
1,750,000	3.00%, 06/15/2023	1,676,370
1,755,000	3.30%, 02/15/2021	1,740,258
	Crown Castle International Corp.
1,500,000	3.15%, 07/15/2023	1,439,618
240,000	3.40%, 02/15/2021	238,478
2,000,000	Realty Income Corp. 3.25%, 10/15/2022	1,968,890
1,870,000	Scentre Group Trust 2.38%, 11/05/2019(1)	1,851,971
860,000	Simon Property Group L.P. 2.50%, 07/15/2021	838,999
2,000,000	Welltower, Inc. 3.95%, 09/01/2023	1,995,071

		11,749,655

	Retail - 0.7%
2,250,000	Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019(1)	2,226,964
	CVS Health Corp.
2,350,000	2.13%, 06/01/2021	2,264,939
715,000	2.80%, 07/20/2020	707,747
1,790,000	Dollar Tree, Inc. 3.70%, 05/15/2023	1,744,581

		6,944,231

	Semiconductors - 1.0%
2,700,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 2.38%, 01/15/2020	2,668,507
	Microchip Technology, Inc.
1,140,000	3.92%, 06/01/2021(1)	1,131,701
1,405,000	4.33%, 06/01/2023(1)	1,373,582
2,000,000	NXP B.V. / NXP Funding LLC 4.13%, 06/01/2021(1)	1,987,500
2,700,000	QUALCOMM, Inc. 3.00%, 05/20/2022	2,645,979

		9,807,269

	Software - 0.2%
541,000	Fidelity National Information Services, Inc. 2.25%, 08/15/2021	520,690
1,380,000	Fiserv, Inc. 3.80%, 10/01/2023	1,377,305

		1,897,995

	Telecommunications - 1.0%
2,000,000	AT&T, Inc. 2.80%, 02/17/2021	1,965,320
5,500,000	Nokia Oyj 3.38%, 06/12/2022	5,266,250
3,371,250	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	3,337,537

		10,569,107

	Transportation - 1.1%
3,450,000	AP Moller - Maersk A/S 2.55%, 09/22/2019(1)	3,418,480
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,500,000	2.70%, 03/14/2023(1)	1,416,890
1,000,000	3.20%, 07/15/2020(1)	993,543
1,250,000	3.90%, 02/01/2024(1)	1,228,137
2,000,000	4.13%, 08/01/2023(1)	1,995,295
	Ryder System, Inc.
1,270,000	2.25%, 09/01/2021	1,222,059
1,075,000	2.45%, 09/03/2019	1,069,036

		11,343,440

	Trucking & Leasing - 0.2%
2,650,000	Aviation Capital Group LLC 3.88%, 05/01/2023(1)	2,618,935

	Total Corporate Bonds (cost $567,321,576)	$557,420,483

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
		Qatar - 0.2%
	$1,960,000	Qatar Government International Bond 3.88%, 04/23/2023(1)	$1,964,312

		Saudi Arabia - 0.3%
	2,810,000	Saudi Government International Bond 2.38%, 10/26/2021(1)	2,684,056

		Total Foreign Government Obligations (cost $4,728,808)	$4,648,368

MUNICIPAL BONDS - 0.8%
		General Obligation - 0.4%
	2,805,000	Cook County, IL 4.74%, 11/15/2022	$2,882,726
	1,175,000	Illinois State, GO 5.88%, 03/01/2019	1,185,634

			4,068,360

		Higher Education - 0.3%
	2,630,000	Chicago Board of Education 5.28%, 12/01/2022	2,592,128

		Transportation - 0.1%
	1,750,000	Alameda Corridor Transportation Auth 0.00%, 10/01/2022(8)	1,496,268

		Total Municipal Bonds (cost $8,290,748)	$8,156,756

SENIOR FLOATING RATE INTERESTS - 20.4%(9)
		Aerospace/Defense - 0.6%
	1,429,200	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.78%, 12/11/2024	$1,426,813
	536,979	Fly Funding S.a.r.l. 3 mo. USD LIBOR + 2.000%, 4.34%, 02/09/2023	535,636
	3,818,738	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 06/09/2023	3,798,270

			5,760,719

		Airlines - 0.3%
		American Airlines, Inc.
	1,557,559	1 mo. USD LIBOR + 1.750%, 4.05%, 06/27/2025	1,522,997
	960,000	1 mo. USD LIBOR + 2.000%, 4.28%, 10/12/2021	958,502
	980,000	1 mo. USD LIBOR + 2.000%, 4.30%, 04/28/2023	971,915

			3,453,414

		Asset-Backed - Finance & Insurance - 0.1%
		AL Alpine AT Bidco GmbH
EUR	330,000	0.00%, 09/30/2025(10)	375,109
	$270,000	0.00%, 09/30/2025(10)	270,000

			645,109

		Auto Manufacturers - 0.1%
	359,777	FCA U.S. LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 12/31/2018	360,004
	714,600	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.78%, 11/06/2024	715,193

			1,075,197

		Auto Parts & Equipment - 0.1%
	815,000	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/01/2025	813,981

		Beverages - 0.1%
	948,329	Jacobs Douwe Egberts International B.V. 3 mo. USD LIBOR + 2.250%, 4.63%, 07/01/2022	948,035

		Biotechnology - 0.0%
	292,170	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/15/2022	292,412

The accompanying notes are an integral part of these financial statements.

120

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.4%(9) - (continued)
		Chemicals - 0.6%
	$1,091,975	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 1.750%, 4.14%, 06/01/2024	$1,088,492
	315,019	Chemours Co. 1 mo. USD LIBOR + 1.750%, 4.05%, 04/03/2025	313,642
EUR	158,800	Diamond (BC) B.V. 3 mo. EURIBOR + 3.250%, 3.25%, 09/06/2024	178,600
	$301,583	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.56%, 02/14/2024	302,337
	1,261,184	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.250%, 5.66%, 06/09/2023	1,267,490
		Starfruit Finco B.V.
EUR	150,000	3 mo. EURIBOR + 3.750%, 3.75%, 10/01/2025	171,172
	$350,000	1 mo. USD LIBOR + 3.250%, 5.51%, 10/01/2025	348,687
	215,754	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 09/23/2024	215,450
	497,894	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 09/23/2024	497,192
	805,239	Univar, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 07/01/2024	804,539
	830,000	WR Grace & Co. 3 mo. USD LIBOR + 1.750%, 4.14%, 04/03/2025	830,175

			6,017,776

		Coal - 0.1%
	790,275	Peabody Energy Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	788,047

		Commercial Services - 1.8%
	440,000	Allied Universal Holdco LLC 3 mo. USD LIBOR + 4.250%, 0.00%, 07/28/2022(10)	439,177
	674,982	ASGN, Inc. 4.30%, 04/02/2025	675,488
	633,413	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	633,812
	611,377	Bright Horizons Family Solutions, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 11/07/2023	611,377
	839,488	BrightView Landscapes, LLC 1 mo. USD LIBOR + 2.500%, 4.81%, 08/15/2025	839,228
	320,000	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 0.00%, 06/20/2025(10)	320,202
	983,502	Hertz Corp. 3 mo. USD LIBOR + 2.750%, 5.06%, 06/30/2023	977,001
	510,757	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 4.94%, 03/09/2023	510,971
	1,683,897	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/15/2023	1,676,118
	1,991,241	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.55%, 06/01/2023	1,992,495
EUR	1,575,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	1,796,804
	$1,797,250	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/01/2024	1,796,801
	1,820,774	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 04/10/2023	1,816,422
	3,615,000	United Rentals, Inc. 0.00%, 10/01/2025(10)	3,626,315
	736,875	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 12/07/2023	738,408

			18,450,619

		Construction Materials - 0.1%
	1,305,000	Pisces Midco, Inc. 1 mo. USD LIBOR + 3.750%, 0.00%, 04/12/2025(10)	1,299,297

		Distribution/Wholesale - 0.1%
	288,550	Beacon Roofing Supply, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 01/02/2025	285,520

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.4%(9) - (continued)
		Distribution/Wholesale - 0.1% - (continued)
	$528,675	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.40%, 07/02/2025	$529,336

			814,856

		Diversified Financial Services - 0.9%
	1,374,075	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.05%, 04/04/2024	1,374,075
	1,250,000	Altice U.S. Finance I Corp. 0.00%, 01/10/2026(10)	1,246,487
	945,250	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	940,618
	685,000	Delos Finance S.a.r.l. 3 mo. USD LIBOR + 1.750%, 4.14%, 10/06/2023	685,569
	644,024	Fortress Investment Group LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 12/27/2022	643,218
EUR	621,771	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	705,615
	$260,363	NFP Corp. 1 mo. USD LIBOR + 3.000%, 5.30%, 01/08/2024	259,256
	447,038	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 10/12/2023	445,808
	1,010,844	RPI Finance Trust 3 mo. USD LIBOR + 2.000%, 4.39%, 03/27/2023	1,011,026
	395,566	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	393,367
		Worldpay LLC
	421,428	1 mo. USD LIBOR + 1.750%, 4.03%, 10/14/2023	420,177
	1,338,275	3 mo. USD LIBOR + 1.750%, 4.03%, 08/09/2024	1,334,448

			9,459,664

		Electric - 0.2%
	2,260,845	NRG Energy, Inc. 3 mo. USD LIBOR + 1.750%, 4.14%, 06/30/2023	2,251,191

		Electrical Components & Equipment - 0.0%
	390,000	Lumentum Holdings 1 mo. USD LIBOR + 2.500%, 0.00%, 08/07/2025(10)	390,975

		Electronics - 0.1%
	780,000	Resideo Funding Inc. 0.00%, 10/24/2025(10)	781,466

		Energy-Alternate Sources - 0.4%
	788,040	AES Corp. 3 mo. USD LIBOR + 1.750%, 4.07%, 05/31/2022	787,449
	1,541,138	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.03%, 10/31/2024	1,544,990
	362,263	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 3.250%, 5.55%, 10/30/2024	359,546
	278,405	MEG Energy Corp. 3 mo. USD LIBOR + 3.500%, 5.81%, 12/31/2023	278,694
	815,475	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/04/2023	813,208
	613,463	Vistra Energy Corp. 1 mo. USD LIBOR + 2.000%, 4.29%, 12/31/2025	611,230

			4,395,117

		Engineering & Construction - 0.2%
	1,975,000	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 06/21/2024	1,981,656

		Entertainment - 0.3%
	480,803	CityCenter Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.55%, 04/18/2024	479,452
	1,068,603	Hilton Worldwide Finance LLC 1 mo. USD LIBOR + 1.750%, 4.03%, 10/25/2023	1,069,277
	516,417	Scientific Games International, Inc. 2 mo. USD LIBOR + 2.750%, 5.05%, 08/14/2024	511,067

The accompanying notes are an integral part of these financial statements.

121

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.4%(9) - (continued)
		Entertainment - 0.3% - (continued)
	$1,015,000	Wyndham Hotels & Resorts, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 05/30/2025	$1,013,944

			3,073,740

		Environmental Control - 0.4%
	1,151,258	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.250%, 4.46%, 11/10/2023	1,150,544
	1,743,037	Clean Harbors, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 06/27/2024	1,744,676
EUR	528,675	Fluidra Finco SLU 1 mo. EURIBOR + 2.750%, 2.75%, 07/02/2025	598,432

			3,493,652

		Food - 0.3%
	$234,413	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	233,533
	485,000	IRB Holding Corp 1 mo. USD LIBOR + 3.250%, 0.00%, 02/05/2025(10)	483,584
	1,418,369	JBS USA LLC 3 mo. USD LIBOR + 2.500%, 4.84%, 10/30/2022	1,417,660
	1,166,645	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.29%, 05/24/2024	1,164,767

			3,299,544

		Food Service - 0.1%
	355,000	8th Avenue Food & Provisions, Inc. 3 mo. USD LIBOR + 3.750%, 0.00%, 10/01/2025(10)	357,663
	554,934	Aramark Services, Inc. 3 mo. USD LIBOR + 1.750%, 4.05%, 03/11/2025	554,590

			912,253

		Gas - 0.1%
		Messer Industries LLC
	590,000	1 mo. USD LIBOR + 2.500%, 0.00%, 10/01/2025(10)	589,853
EUR	150,000	3 mo. EURIBOR + 2.750% , 0.00%, 10/01/2025(10)	170,407

			760,260

		Healthcare-Products - 0.4%
	$2,835,376	Alkermes, Inc. 3 mo. USD LIBOR + 2.250%, 4.54%, 03/23/2023	2,837,162
	485,100	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 09/27/2024	477,523
	485,100	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 09/07/2023	354,259

			3,668,944

		Healthcare-Services - 1.0%
	1,330,000	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/10/2025	1,301,325
	673,873	Gentiva Health Services, Inc. 1 mo. USD LIBOR + 3.750%, 6.06%, 07/02/2025	676,400
EUR	593,513	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	672,410
	$573,571	Jaguar Holding Co. 3 mo. USD LIBOR + 2.500%, 4.80%, 08/18/2022	571,421
	1,777,507	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.14%, 06/07/2023	1,771,588
	486,100	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 5.57%, 09/02/2024	484,763
	992,981	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 08/01/2024	989,675
	1,117,975	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/06/2024	1,055,089
	485,025	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 6.64%, 12/30/2022	469,262

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 20.4%(9) - (continued)
	Healthcare-Services - 1.0% - (continued)
$1,540,000	Universal Health Services, Inc. 3 mo. USD LIBOR + 1.750%, 0.00%, 10/18/2025(10)	$1,541,925
290,000	Universal Hospital Services, Inc. 0.00%, 10/18/2025(10)(11)	291,450

		9,825,308

	Household Products - 0.1%
610,388	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	601,995
150,432	Prestige Brands, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 01/26/2024	150,566

		752,561

	Insurance - 0.6%
	Asurion LLC
2,765,863	1 mo. USD LIBOR + 3.000%, 5.30%, 08/04/2022	2,768,325
898,347	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2023	898,724
865,000	1 mo. USD LIBOR + 6.500%, 8.80%, 08/04/2025	887,274
238,800	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.83%, 03/07/2023	243,428
1,381,538	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	1,376,785

		6,174,536

	IT Services - 0.2%
1,895,000	Science Applications International Corp. 1 mo. ICE LIBOR + 0.017%, 0.00%, 11/05/2025(10)	1,890,262

	Leisure Time - 1.0%
3,000,712	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 12/22/2024	3,000,292
2,733,990	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/01/2024	2,703,232
910,562	Eldorado Resorts LLC 2 mo. USD LIBOR + 2.250%, 4.56%, 04/17/2024	910,280
1,677,325	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 10/21/2024	1,677,325
774,150	NCL Corp. Ltd. 1 mo. USD LIBOR + 1.750%, 4.05%, 10/10/2021	774,150
520,000	Penn National Gaming, Inc. 1 mo. USD LIBOR + 2.250%, 4.58%, 10/15/2025	521,300

		9,586,579

	Lodging - 0.7%
1,153,135	Boyd Gaming Corp. 1 Week USD LIBOR + 2.250%, 4.47%, 09/15/2023	1,153,573
1,712,063	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/06/2024	1,702,646
697,512	Four Seasons Hotels Ltd. 1 mo. USD LIBOR + 2.000%, 4.30%, 11/30/2023	697,136
149,250	Las Vegas Sands LLC 1 mo. USD LIBOR + 1.750%, 4.05%, 03/27/2025	148,623
1,705,521	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 4.81%, 06/08/2023	1,703,219
1,600,000	Wynn Resorts Ltd. 0.00%, 10/30/2024(10)	1,591,008

		6,996,205

	Machinery-Construction & Mining - 0.1%
1,040,000	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 08/01/2025	1,045,491
312,364	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 03/23/2025	313,926

		1,359,417

The accompanying notes are an integral part of these financial statements.

122

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.4%(9) - (continued)
		Machinery-Diversified - 0.2%
	$1,086,458	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 5.05%, 07/30/2024	$1,087,957
	1,047,752	Gates Global LLC 3 mo. USD LIBOR + 2.750%, 5.05%, 04/01/2024	1,048,224

			2,136,181

		Media - 2.1%
	840,110	Advantage Sales & Marketing, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 07/23/2021	762,399
	861,300	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.04%, 01/31/2026	838,691
	1,648,093	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.31%, 04/30/2025	1,647,895
		CSC Holdings LLC
	933,288	1 mo. USD LIBOR + 2.250%, 4.53%, 07/17/2025	930,292
	552,225	1 mo. USD LIBOR + 2.500%, 4.78%, 01/25/2026	551,016
	671,625	Lamar Media Corp. 1 mo. USD LIBOR + 1.750%, 4.06%, 03/14/2025	672,465
	72,229	Mission Broadcasting, Inc. 1 mo. ICE LIBOR + 2.250%, 0.00%, 01/17/2024(10)	72,139
	190,000	NEP/NCP Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 0.00%, 10/20/2025(10)	190,665
	451,522	Nexstar Broadcasting, Inc. 1 mo. ICE LIBOR + 2.250%, 0.00%, 01/17/2024(10)	450,958
		Numericable Group S.A.
	723,975	1 mo. USD LIBOR + 2.750%, 5.05%, 07/31/2025	697,506
	1,699,855	3 mo. USD LIBOR + 3.688%, 5.97%, 01/31/2026	1,655,591
	1,199,972	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	1,190,469
	678,300	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.06%, 08/17/2024	677,961
	1,950,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 08/15/2026	1,942,687
	1,468,514	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 5.30%, 01/27/2024	1,471,275
		Unitymedia Finance LLC
	1,125,000	1 mo. USD LIBOR + 2.250%, 4.53%, 09/30/2025	1,123,177
	820,000	1 mo. USD LIBOR + 2.250%, 4.53%, 01/15/2026	818,409
	1,500,000	Unitymedia Hessen GmbH & Co. KG 1 mo. USD LIBOR + 2.000%, 4.28%, 06/01/2023	1,497,195
	832,911	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	829,413
	2,325,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	2,322,326
	970,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 4.78%, 04/15/2025	950,765

			21,293,294

		Metal Fabricate/Hardware - 0.1%
	633,686	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/21/2024	634,161

		Miscellaneous Manufacturing - 0.4%
EUR	658,595	CTC AcquiCo GmbH 3 mo. EURIBOR + 3.000%, 3.00%, 03/07/2025	745,526
	$1,228,208	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.28%, 10/20/2024	1,223,086
	1,737,972	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.39%, 05/16/2024	1,727,110

			3,695,722

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.4%(9) - (continued)
		Oil & Gas - 0.4%
	$513,500	BCP Raptor LLC 2 mo. USD LIBOR + 4.250%, 6.64%, 06/24/2024	$506,075
	730,000	California Resources Corp. 1 mo. USD LIBOR + 4.750%, 7.04%, 12/31/2022	739,731
	1,714,390	Energy Transfer Equity L.P. 1 mo. USD LIBOR + 2.000%, 4.30%, 02/02/2024	1,713,173
	785,000	Grizzly Acquisitions, Inc. 1 mo. USD LIBOR + 3.250%, 5.65%, 10/01/2025	788,273
	700,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.60%, 09/27/2024	703,941

			4,451,193

		Oil & Gas Services - 0.1%
	1,176,495	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 5.28%, 11/23/2020	1,159,142

		Packaging & Containers - 0.7%
		Berry Global, Inc.
	937,245	3 mo. USD LIBOR + 1.750%, 4.03%, 02/08/2020	935,389
	968,010	1 mo. USD LIBOR + 2.000%, 4.28%, 10/01/2022	967,284
		Crown Americas LLC
EUR	309,225	1 mo. EURIBOR + 2.375%, 2.38%, 04/03/2025	352,324
	$405,459	1 Week USD LIBOR + 2.000%, 4.28%, 04/03/2025	405,678
		Flex Acquisition Co., Inc.
	965,300	3 mo. USD LIBOR + 3.000%, 5.26%, 12/29/2023	962,482
	413,963	1 mo. USD LIBOR + 3.250%, 5.51%, 06/29/2025	414,186
	248,125	Multi Color Corp. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/31/2024	248,592
	410,850	Plastipak Packaging, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 10/14/2024	409,568
	2,212,682	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/05/2023	2,212,682

			6,908,185

		Pharmaceuticals - 0.3%
	1,471,375	Endo Luxembourg Finance Co. S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.56%, 04/29/2024	1,476,584
		IQVIA, Inc.
	524,008	3 mo. USD LIBOR + 2.000%, 4.39%, 03/07/2024	524,663
	148,500	3 mo. USD LIBOR + 2.000%, 4.39%, 01/17/2025	148,500
	775,125	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.27%, 06/01/2025	774,947

			2,924,694

		Real Estate - 0.2%
	1,102,640	KFC Holding Co. 1 mo. USD LIBOR + 1.750%, 4.04%, 04/03/2025	1,101,494
	1,345,909	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.28%, 12/20/2024	1,341,844

			2,443,338

		REITS - 0.2%
	2,076,750	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.30%, 03/21/2025	2,069,336

		Retail - 1.4%
	1,556,636	Albertsons LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 08/25/2021	1,553,632
	2,634,875	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/31/2023	2,605,970

The accompanying notes are an integral part of these financial statements.

123

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.4%(9) - (continued)
		Retail - 1.4% - (continued)
	$1,196,814	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.55%, 02/16/2024	$1,191,728
	1,802,939	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.30%, 09/25/2024	1,802,290
EUR	793,013	Coty Inc. 1 mo. EURIBOR + 2.500%, 2.50%, 04/07/2025	885,550
	$1,903,542	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 04/07/2025	1,862,293
	1,038,849	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.500%, 4.79%, 01/28/2023	1,030,735
	990,529	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.53%, 10/25/2020	900,827
	682,160	PetSmart, Inc. 1 mo. USD LIBOR + 3.000%, 5.28%, 03/11/2022	576,657
	868,438	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 6.34%, 09/12/2024	865,780
	1,189,082	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 06/27/2023	1,186,562

			14,462,024

		Semiconductors - 0.2%
	247,279	Entegris, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/30/2021	247,435
	531,927	Integrated Device Technology, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 04/04/2024	531,927
	831,987	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	828,659
	570,719	ON Semiconductor Corp. 1 mo. USD LIBOR + 1.750%, 4.05%, 03/31/2023	569,452

			2,177,473

		Software - 2.1%
	1,039,856	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 5.89%, 06/13/2024	1,033,212
	1,618,312	Aristocrat Technologies, Inc. 3 mo. USD LIBOR + 1.750%, 4.22%, 10/19/2024	1,611,693
	999,131	CDW LLC 3 mo. USD LIBOR + 1.750%, 4.06%, 08/17/2023	999,960
	1,462,500	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2024	1,460,131
	1,007,094	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 09/07/2023	1,005,583
		First Data Corp.
	3,355,812	1 mo. USD LIBOR + 2.000%, 4.29%, 07/08/2022	3,343,664
	824,950	1 mo. USD LIBOR + 2.000%, 4.29%, 04/26/2024	820,140
	1,664,445	Global Payments, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 04/21/2023	1,662,365
	1,519,097	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 02/15/2024	1,520,054
	331,550	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 0.00%, 07/01/2022	333,138
	561,489	Infor U.S., Inc. 1 mo. USD LIBOR + 2.750%, 5.14%, 02/01/2022	559,102
	120,458	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	120,044
	813,484	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	810,686
	2,315,553	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	2,302,018
	824,562	Verint Systems Inc. 1 mo. USD LIBOR + 2.000%, 4.27%, 06/28/2024	824,562
	295,000	Web.com Group, Inc. 1 mo. USD LIBOR + 3.750%, 0.00%, 10/10/2025(10)	294,354

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 20.4%(9) - (continued)
	Software - 2.1% - (continued)
$2,179,825	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 06/30/2023	$2,181,634

		20,882,340

	Telecommunications - 0.9%
1,750,000	Ciena Corp. 1 mo. USD LIBOR + 2.000%, 4.28%, 09/26/2025	1,751,102
1,993,500	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 02/22/2024	1,994,437
2,629,950	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 02/02/2024	2,627,478
1,924,585	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/15/2024	1,844,888
708,419	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 01/19/2024	708,752

		8,926,657

	Total Senior Floating Rate Interests (cost $206,542,776)	$205,576,532

U.S. GOVERNMENT AGENCIES - 4.3%
	Mortgage-Backed Agencies - 4.3%
	FHLMC - 1.6%
6,602,671	3.00%, 04/01/2031	$6,469,186
5,000,000	1.13%, 08/12/2021	4,753,445
2,448,325	3.82%, 05/25/2048(1)(2)	2,437,195
903,151	3.50%, 09/15/2043	902,219
838,265	3.50%, 04/01/2027	838,460
11,243,929	1.58%, 07/25/2021(2)(6)	400,694

		15,801,199

	FNMA - 2.7%
4,325,272	3.00%, 12/01/2030	4,248,258
2,063,342	3.00%, 08/01/2027	2,031,346
557,272	3.50%, 12/01/2028	559,123
2,877,658	3.00%, 03/01/2031	2,826,420
1,492,181	3.00%, 02/01/2031	1,465,612
1,673,525	3.50%, 11/01/2026	1,672,916
619,614	3.00%, 04/25/2043	608,183
4,090,379	3.00%, 05/25/2047	3,971,493
4,086,738	3.50%, 12/01/2026	4,094,106
5,600,000	3.50%, 11/01/2033(12)	5,595,625

		27,073,082

	GNMA - 0.0%
211,009	5.00%, 08/20/2039	219,565

	Total U.S. Government Agencies (cost $44,151,142)	$43,093,846

	Total Long-Term Investments (cost $1,013,889,591)	$999,267,760

SHORT-TERM INVESTMENTS - 2.9%
	Other Investment Pools & Funds - 2.4%
24,059,031	Fidelity Institutional Government Fund, Institutional Class, 2.07%(13)	$24,059,031

	Securities Lending Collateral - 0.5%
257,432	Citibank NA DDCA, 2.19%, 11/1/2018(13)	257,432
1,993,520	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.07%(13)	1,993,520
585,905	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(13)	585,905

The accompanying notes are an integral part of these financial statements.

124

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.9% - (continued)
	Securities Lending Collateral - 0.5% - (continued)
$1,422,213	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(13)	$1,422,213
272,158	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(13)	272,158
617,400	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(13)	617,400

		5,148,628

	Total Short-Term Investments (cost $29,207,659)	$29,207,659

Total Investments (cost $1,043,097,250)	102.2%	$1,028,475,419
Other Assets and Liabilities	(2.2)%	(22,245,425)

Total Net Assets	100.0%	$1,006,229,994

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $349,228,439, representing 34.7% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Securities disclosed are interest-only strips.

(7)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(8)	Security is a zero-coupon bond.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2018, the aggregate value of the unfunded commitment was $291,450, which rounds to zero percent of total net assets.

(12)	Represents or includes a TBA transaction.

(13)	Current yield as of period end.

(14)	Investment valued using significant unobservable inputs.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	500	12/31/2018	$105,328,125	$(328,387)

Short position contracts:
U.S. Treasury 10-Year Note Future	108	12/19/2018	$12,791,250	$91,895
U.S. Treasury 5-Year Note Future	845	12/31/2018	94,963,477	748,487
U.S. Treasury Long Bond Future	7	12/19/2018	966,875	43,726

Total				$884,108

Total futures contracts				$555,721

The accompanying notes are an integral part of these financial statements.

125

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
8,191,062	USD	7,205,000	EUR	SSG	11/30/18	$10,791	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
ICE	Intercontinental Exchange, Inc.
S&P	Standard & Poors

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$180,371,775	$—	$180,371,775	$—
Corporate Bonds	557,420,483	—	557,420,483	—
Foreign Government Obligations	4,648,368	—	4,648,368	—
Municipal Bonds	8,156,756	—	8,156,756	—
Senior Floating Rate Interests	205,576,532	—	205,576,532	—
U.S. Government Agencies	43,093,846	—	43,093,846	—
Short-Term Investments	29,207,659	29,207,659	—	—
Foreign Currency Contracts(2)	10,791	—	10,791	—
Futures Contracts(2)	884,108	884,108	—	—

Total	$1,029,370,318	$30,091,767	$999,278,551	$—

Liabilities
Futures Contracts(2)	$(328,387)	$(328,387)	$—	$—

Total	$(328,387)	$(328,387)	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

126

The Hartford Strategic Income Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8%
	Asset-Backed - Automobile - 0.3%
$12,158	Honor Automobile Trust Securitization 2.94%, 11/15/2019(1)	$12,156
1,370,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	1,353,150

		1,365,306

	Asset-Backed - Finance & Insurance - 4.9%
250,000	Apidos CLO 3 mo. USD LIBOR + 3.000%, 5.45%, 01/19/2025(1)(2)	250,067
143,300	Avery Point CLO Ltd. 3 mo. USD LIBOR + 1.120%, 3.57%, 01/18/2025(1)(2)	143,227
	Bayview Opportunity Master Fund Trust
577,991	3.35%, 11/28/2032(1)(3)	574,520
80,289	3.50%, 01/28/2055(1)(4)	79,546
133,770	3.50%, 06/28/2057(1)(4)	132,496
164,788	3.50%, 01/28/2058(1)(4)	163,046
307,583	3.60%, 02/25/2033(1)(3)	306,814
74,092	4.00%, 11/28/2053(1)(4)	74,165
143,894	4.00%, 10/28/2064(1)(4)	144,498
1,246,000	Bellemeade Re Ltd. 1 mo. USD LIBOR + 1.200%, 3.48%, 10/25/2027(1)(2)	1,245,220
601,955	Civic Mortgage LLC 3.89%, 06/25/2022(1)(3)	601,628
666,650	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	659,297
19,931	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(4)	16,974
1,605,648	GSAMP Trust 1 mo. USD LIBOR + 0.090%, 2.37%, 01/25/2037(2)	1,076,863
125,000	Lendmark Funding Trust 2.83%, 12/22/2025(1)	123,355
45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046(1)(5)(6)(7)	—
250,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 1.160%, 3.64%, 07/23/2029(1)(2)	250,263
	Magnetite Ltd.
442,292	3 mo. USD LIBOR + 1.000%, 3.49%, 07/25/2026(1)(2)	442,417
1,165,000	3 mo. USD LIBOR + 5.150%, 7.60%, 01/18/2027(1)(2)	1,161,040
2,107,554	MFA Trust 3.35%, 11/25/2047(1)(3)	2,083,495
	NRZ Advance Receivables Trust
218,500	2.58%, 10/15/2049(1)	216,724
420,000	3.11%, 12/15/2050(1)	415,432
370,000	3.21%, 02/15/2051(1)	366,169
	Oak Hill Advisors Residential Loan Trust
84,626	3.00%, 06/25/2057(1)(3)	83,328
900,000	5.00%, 06/25/2057(1)(3)	886,615
	OneMain Financial Issuance Trust
286,000	2.37%, 09/14/2032(1)	280,794
163,140	4.10%, 03/20/2028(1)	163,759
287,793	Pretium Mortgage Credit Partners LLC 3.33%, 12/30/2032(1)(4)	285,746
	SoFi Consumer Loan Program LLC
58,139	2.50%, 05/26/2026(1)	57,293
49,637	2.77%, 05/25/2026(1)	49,149
58,654	3.05%, 12/26/2025(1)	58,407
289,257	3.09%, 10/27/2025(1)	288,292
75,480	3.28%, 01/26/2026(1)	75,301
	Springleaf Funding Trust
310,000	2.68%, 07/15/2030(1)	303,467
165,000	2.90%, 11/15/2029(1)	164,356
355,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	353,969
352,638	Symphony CLO Ltd. 3 mo. USD LIBOR + 1.180%, 3.63%, 10/17/2026(1)(2)	352,625
	Towd Point Mortgage Trust
286,977	2.75%, 10/25/2056(1)(4)	279,858

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
	Asset-Backed - Finance & Insurance - 4.9% - (continued)
$69,549	2.75%, 04/25/2057(1)(4)	$68,025
215,629	2.75%, 06/25/2057(1)(4)	208,795
154,045	2.75%, 07/25/2057(1)(4)	150,365
1,660,894	2.75%, 10/25/2057(1)(4)	1,614,238
765,180	U.S. Residential Opportunity Fund Trust 3.35%, 11/27/2037(1)(3)	757,544
	VOLT LX LLC
49,443	3.25%, 06/25/2047(1)(3)	49,046
1,515,000	5.38%, 06/25/2047(1)(3)	1,510,040
1,423,000	VOLT LXII LLC 4.63%, 09/25/2047(1)(3)	1,405,281
1,570,000	VOLT LXIV LLC 4.63%, 10/25/2047(1)(3)	1,539,952
692,977	VOLT LXVI 4.34%, 05/25/2048(1)(3)	690,188
590,538	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	562,800

		22,766,489

	Asset-Backed - Home Equity - 1.2%
	GSAA Home Equity Trust
659,086	1 mo. USD LIBOR + 0.070%, 2.35%, 12/25/2046(2)	355,212
1,083,526	1 mo. USD LIBOR + 0.080%, 2.36%, 02/25/2037(2)	548,845
1,104,173	1 mo. USD LIBOR + 0.180%, 2.46%, 11/25/2036(2)	522,050
926,036	1 mo. USD LIBOR + 0.230%, 2.51%, 04/25/2047(2)	639,263
2,460,421	Morgan Stanley Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 2.45%, 11/25/2036(2)	1,081,387
22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037(1)(5)(6)(7)	2
	New Residential Mortgage Loan Trust
218,357	1 mo. USD LIBOR + 1.500%, 3.78%, 06/25/2057(1)(2)	223,310
226,427	4.00%, 02/25/2057(1)(4)	226,898
	Soundview Home Loan Trust
2,251,000	1 mo. USD LIBOR + 0.240%, 2.52%, 07/25/2036(2)	2,039,917
115,000	1 mo. USD LIBOR + 0.250%, 2.53%, 11/25/2036(2)	106,880

		5,743,764

	Collateralized - Mortgage Obligations - 0.0%
60,494	COLT Mortgage Loan Trust 2.61%, 05/27/2047(1)(4)	59,925

	Commercial Mortgage-Backed Securities - 1.9%
180,000	Citigroup Commercial Mortgage Trust 4.56%, 03/10/2047(1)(4)	165,681
	Commercial Mortgage Trust
428,065	1.92%, 07/10/2046(1)(4)(8)	10,899
560,000	4.57%, 10/15/2045(1)(4)	117,970
981,000	4.75%, 10/15/2045(1)(4)	486,576
47,005	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	46,288
	GS Mortgage Securities Trust
4,163,025	0.09%, 07/10/2046(4)(8)	16,219
377,960	1.34%, 08/10/2044(1)(4)(8)	10,924
565,333	3.67%, 04/10/2047(1)	227,111
2,190,000	4.75%, 11/10/2045(1)(4)	2,140,544
175,000	4.96%, 04/10/2047(1)(4)	145,091
	JP Morgan Chase Commercial Mortgage Securities Trust
860,000	2.73%, 10/15/2045(1)(4)	423,206
485,000	4.37%, 12/15/2047(1)(4)	393,685
765,000	5.41%, 08/15/2046(1)(4)	760,232
	Morgan Stanley Capital Trust
465,000	5.15%, 07/15/2049(1)(4)	404,868
50,000	5.24%, 10/12/2052(1)(4)	4,239
870,000	VNDO Mortgage Trust 3.95%, 12/13/2029(1)(4)	864,894

The accompanying notes are an integral part of these financial statements.

127

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
	Commercial Mortgage-Backed Securities - 1.9% - (continued)
$15,000	Wells Fargo Commercial Mortgage Trust 4.10%, 05/15/2048(4)	$13,903
	WF-RBS Commercial Mortgage Trust
900,599	3.02%, 11/15/2047(1)	441,132
2,125,000	4.78%, 11/15/2045(1)(4)	1,782,814
215,000	5.00%, 06/15/2044(1)(4)	155,530

		8,611,806

	Whole Loan Collateral CMO - 5.5%
	Alternative Loan Trust
302,437	1 mo. USD LIBOR + 0.320%, 2.60%, 11/25/2035(2)	280,692
172,921	1 mo. USD LIBOR + 0.540%, 2.82%, 01/25/2036(2)	164,918
1,011,360	5.75%, 05/25/2036	744,254
869,304	6.00%, 05/25/2036	712,334
	Angel Oak Mortgage Trust LLC
78,469	2.48%, 07/25/2047(1)(4)	76,980
121,348	3.64%, 01/25/2047(1)(4)	120,776
260,629	Banc of America Mortgage Trust 4.37%, 09/25/2035(4)	252,544
327,265	Bear Stearns Adjustable Rate Mortgage Trust 1 year USD CMT + 2.300%, 4.73%, 10/25/2035(2)	330,966
118,681	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 2.78%, 01/25/2036(2)	120,469
1,030,912	Chase Mortgage Finance Trust 5.50%, 11/25/2035	997,800
681,162	CHL Mortgage Pass-Through Trust 4.10%, 09/25/2047(4)	637,417
119,952	CSMC Trust 3.25%, 04/25/2047(1)(4)	116,937
	Deephaven Residential Mortgage Trust
58,885	2.45%, 06/25/2047(1)(4)	58,037
206,591	2.81%, 10/25/2047(1)(4)	204,063
35,493	3.49%, 12/26/2046(1)(4)	35,311
	Fannie Mae Connecticut Avenue Securities
2,401,000	1 mo. USD LIBOR + 2.200%, 4.48%, 01/25/2030(2)	2,453,326
3,365,000	1 mo. USD LIBOR + 2.550%, 4.83%, 12/25/2030(2)	3,397,630
525,000	1 mo. USD LIBOR + 3.550%, 5.83%, 07/25/2029(2)	568,578
1,518,000	1 mo. USD LIBOR + 4.250%, 6.53%, 04/25/2029(2)	1,713,166
1,075,000	1 mo. USD LIBOR + 4.350%, 6.63%, 05/25/2029(2)	1,198,620
411,745	1 mo. USD LIBOR + 4.900%, 7.18%, 11/25/2024(2)	470,400
231,321	1 mo. USD LIBOR + 5.700%, 7.98%, 04/25/2028(2)	267,339
185,000	1 mo. USD LIBOR + 6.000%, 8.28%, 09/25/2028(2)	216,098
65,736	GMACM Mortgage Loan Trust 3.81%, 04/19/2036(4)	61,166
803,759	GSR Mortgage Loan Trust 3.80%, 01/25/2036(4)	796,508
1,801,611	HarborView Mortgage Loan Trust 1 mo. USD LIBOR + 0.240%, 2.52%, 12/19/2036(2)	1,663,737
46,482	Impac CMB Trust 1 mo. USD LIBOR + 2.250%, 4.53%, 02/25/2036(2)	45,434
558,457	IndyMac IMSC Mortgage Loan Trust 1 mo. USD LIBOR + 0.150%, 2.43%, 03/25/2047(2)	464,044
	JP Morgan Mortgage Trust
403,211	3.61%, 05/25/2036(4)	389,630
62,062	4.01%, 04/25/2037(4)	58,887
287,192	4.22%, 11/25/2035(4)	281,595
	LSTAR Securities Investment Ltd.
485,136	1 mo. USD LIBOR + 1.650%, 0.04%, 11/01/2022(1)(2)	484,630

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.8% - (continued)
		Whole Loan Collateral CMO - 5.5% - (continued)
	$593,000	1 mo. USD LIBOR + 1.750%, 0.04%, 10/01/2022(1)(2)	$590,219
	236,257	1 mo. USD LIBOR + 1.550%, 3.81%, 02/01/2023(1)(2)	232,259
	320,623	1 mo. USD LIBOR + 1.750%, 4.01%, 09/01/2022(1)(2)	321,065
	145,818	MASTR Adjustable Rate Mortgages Trust 4.45%, 11/21/2034(4)	149,239
	69,210	MFA Trust 2.59%, 02/25/2057(1)(4)	67,587
		New Residential Mortgage Loan Trust
	158,904	3.75%, 11/26/2035(1)(4)	158,149
	143,364	3.75%, 11/25/2056(1)(4)	142,285
	217,693	4.00%, 03/25/2057(1)(4)	218,519
	168,944	4.00%, 04/25/2057(1)(4)	169,286
	195,565	4.00%, 05/25/2057(1)(4)	195,707
	390,096	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.39%, 06/25/2036(4)	345,078
	1,055,524	Residential Accredit Loans, Inc. 3.28%, 11/25/2037(4)	919,776
		Structured Agency Credit Risk Trust
	350,226	1 mo. USD LIBOR + 1.650%, 3.93%, 04/25/2043(1)(2)	353,704
	355,000	1 mo. USD LIBOR + 2.100%, 4.23%, 09/25/2048(1)(2)	351,993
	1,362,582	Structured Asset Mortgage Investments Trust 1 mo. USD LIBOR + 0.230%, 2.51%, 02/25/2036(2)	1,248,320
		Towd Point Mortgage Trust
	126,650	2.25%, 04/25/2056(1)(4)	123,295
	109,725	2.75%, 08/25/2055(1)(4)	107,030
	36,508	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 2.70%, 06/25/2044(2)	35,724
	643,832	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1 mo. USD LIBOR + 0.600%, 2.88%, 07/25/2036(2)	451,542

			25,565,063

		Whole Loan Collateral PAC - 0.0%
	50,094	Alternative Loan Trust 1 mo. USD LIBOR + 0.500%, 2.78%, 12/25/2035(2)	36,810

		Total Asset & Commercial Mortgage Backed Securities (cost $64,696,314)	$64,149,163

CORPORATE BONDS - 19.1%
		Aerospace/Defense - 0.2%
	800,000	Lockheed Martin Corp. 4.09%, 09/15/2052	$723,257

		Agriculture - 0.3%
		Altria Group, Inc.
	490,000	3.88%, 09/16/2046	405,471
	760,000	5.38%, 01/31/2044	773,872
	350,000	Kernel Holding S.A. 8.75%, 01/31/2022(9)	351,676

			1,531,019

		Auto Manufacturers - 1.1%
CAD	335,000	BMW Canada, Inc. 2.27%, 11/26/2018	254,480
	135,000	Daimler Canada Finance, Inc. 3 mo. CDOR + 0.830%, 2.91%, 07/08/2019(2)	102,890
	$1,400,000	Ford Motor Co. 4.75%, 01/15/2043	1,101,349
	1,840,000	General Motors Co. 5.40%, 04/01/2048(10)	1,624,956
		General Motors Financial Co., Inc.
	200,000	3 mo. USD LIBOR + 1.270%, 3.68%, 10/04/2019(2)	201,221
	845,000	3 mo. USD LIBOR + 1.450%, 3.79%, 05/09/2019(2)	848,967
CAD	306,000	Toyota Credit Canada, Inc. 2.80%, 11/21/2018(9)	232,504

The accompanying notes are an integral part of these financial statements.

128

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.1% - (continued)
		Auto Manufacturers - 1.1% - (continued)
	$420,000	Toyota Motor Credit Corp. 3 mo. USD LIBOR + 0.140%, 2.46%, 11/14/2019(2)	$420,011
	500,000	Toyota Motor Finance Netherlands B.V. 3 mo. USD LIBOR + 0.250%, 2.58%, 12/12/2019(2)(9)	500,385

			5,286,763

		Beverages - 0.3%
	850,000	Anheuser-Busch InBev Worldwide, Inc. 4.60%, 04/15/2048	764,571
	840,000	Constellation Brands, Inc. 4.50%, 05/09/2047	752,270

			1,516,841

		Biotechnology - 0.1%
	590,000	Gilead Sciences, Inc. 4.15%, 03/01/2047	523,334

		Chemicals - 0.3%
	200,000	OCP S.A. 4.50%, 10/22/2025(9)	189,000
	765,000	SASOL Financing USA LLC 5.88%, 03/27/2024	770,647
	530,000	Yingde Gases Investment Ltd. 6.25%, 01/19/2023(1)	495,231

			1,454,878

		Commercial Banks - 9.8%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	200,000	5 year EUR Swap + 5.779%, 5.88%, 05/24/2022(2)(9)(11)	225,354
	$2,600,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(2)(10)(11)	2,239,250
EUR	400,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(2)(9)(11)	503,463
		Banco de Sabadell S.A.
	800,000	5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(2)(9)(11)	861,871
	1,200,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(9)(11)	1,315,007
		Banco do Brasil S.A.
	$200,000	4.63%, 01/15/2025(1)	188,002
	365,000	10 year USD CMT + 6.362%, 9.00%, 06/18/2024(2)(9)(11)	377,775
		Banco Santander S.A.
	216,000	2.00%, 03/18/2019(11)	181,116
EUR	200,000	5 year EUR Swap + 4.999%, 5.25%, 09/29/2023(2)(9)(11)	219,992
	200,000	5 year EUR Swap + 6.803%, 6.75%, 04/25/2022(2)(9)(11)	241,189
	$420,000	Bank of Nova Scotia 3 mo. USD LIBOR + 0.620%, 2.94%, 12/05/2019(2)	422,232
		Barclays plc
	200,000	5 year USD Swap + 6.772%, 7.88%, 03/15/2022(2)(9)(11)	206,000
EUR	475,000	5 year EUR Swap + 6.750%, 8.00%, 12/15/2020(2)(11)	588,359
	$520,000	BBVA Bancomer S.A. 1 year USD CMT + 2.650%, 5.13%, 01/18/2033(1)(2)	458,775
		BNP Paribas S.A.
	1,135,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(10)(11)	1,000,219
	755,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(11)	784,256
EUR	600,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(2)(9)(11)	757,743
		CaixaBank S.A.
	500,000	5 year EUR Swap + 3.350%, 3.50%, 02/15/2027(2)(9)	592,665
	600,000	5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(2)(9)(11)	713,583
	$275,000	Capital One Financial Corp. 3 mo. USD LIBOR + 0.760%, 3.10%, 05/12/2020(2)	276,325

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.1% - (continued)
		Commercial Banks - 9.8% - (continued)
	$850,000	Citibank NA 3 mo. USD LIBOR + 0.320%, 2.86%, 05/01/2020(2)	$851,243
	590,000	Citigroup, Inc. 3 mo. USD LIBOR + 0.790%, 3.20%, 01/10/2020(2)	593,157
		Credit Agricole S.A.
	225,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(2)(11)	232,594
	1,575,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(11)	1,689,291
		Credit Suisse Group AG
	2,765,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(2)(11)	2,690,666
	350,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(2)(9)(11)	340,591
	340,000	5 year USD Swap + 4.600%, 7.50%, 07/17/2023(1)(2)(11)	345,950
EUR	415,000	Danske Bank A/S 5 year EUR Swap + 5.471%, 5.88%, 04/06/2022(2)(9)(11)	474,760
	600,000	Deutsche Bank AG 4.50%, 05/19/2026(9)	712,889
	600,000	Deutsche Pfandbriefbank AG 5 year EUR Swap + 2.750%, 2.88%, 06/28/2027(2)(9)	670,511
	$600,000	DNB Bank ASA 5 year USD Swap + 5.080%, 6.50%, 03/26/2022(2)(9)(11)	599,207
EUR	600,000	Erste Group Bank AG 5 year EUR Swap + 6.204%, 6.50%, 04/15/2024(2)(9)(11)	710,584
	$500,000	Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.373%, 4.02%, 10/31/2038(2)	445,548
CAD	825,000	HSBC Bank Canada 2.08%, 11/26/2018	626,642
		HSBC Holdings plc
	$1,175,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(2)(11)	1,081,000
	650,000	5 year USD ICE Swap + 3.453%, 6.25%, 03/23/2023(2)(11)	631,312
	200,000	5 year USD ICE Swap + 4.368%, 6.38%, 03/30/2025(2)(11)	194,250
EUR	200,000	Ibercaja Banco S.A. 5 year EUR Swap + 6.809%, 7.00%, 04/06/2023(2)(9)(11)	218,851
	400,000	IKB Deutsche Industriebank AG 5 year EUR Swap + 3.617%, 4.00%, 01/31/2028(2)(9)	446,264
	$200,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(9)	200,970
	840,000	ING Bank N.V. 3 mo. USD LIBOR + 0.610%, 2.92%, 08/15/2019(2)(9)	842,206
IDR	1,800,000,000	International Finance Corp. 8.00%, 10/09/2023	117,939
		Intesa Sanpaolo S.p.A.
	$675,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(10)(11)	611,719
EUR	1,125,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(9)(11)	1,304,686
	$500,000	Itau Unibanco Holding S.A. 5 year CMT Swap + 3.981%, 6.13%, 12/12/2022(1)(2)(11)	480,625
		Morgan Stanley
	500,000	3 mo. USD LIBOR + 0.800%, 3.12%, 02/14/2020(2)	500,594
	840,000	3 mo. USD LIBOR + 1.140%, 3.65%, 01/27/2020(2)	848,078
	600,000	Norddeutsche Landesbank Girozentrale 6.25%, 04/10/2024(9)	554,908
		Novo Banco S.A.
EUR	365,000	3.50%, 01/23/2043	342,736
	570,000	3.50%, 02/19/2043(9)	535,792
	775,000	3.50%, 03/18/2043(9)	728,367
	300,000	5 year EUR Swap + 8.233%, 8.50%, 07/06/2028(2)(9)	343,332

The accompanying notes are an integral part of these financial statements.

129

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.1% - (continued)
		Commercial Banks - 9.8% - (continued)
		Raiffeisen Bank International AG
EUR	500,000	6.00%, 10/16/2023(9)	$664,016
	600,000	12 year EUR Swap + 5.954%, 6.13%, 12/15/2022(2)(9)(11)	677,891
	$300,000	Royal Bank of Canada 3 mo. USD LIBOR + 0.300%, 2.77%, 07/22/2020(2)	300,436
	350,000	Royal Bank of Scotland Group plc 5 year USD Swap + 7.598%, 8.63%, 08/15/2021(2)(11)	367,937
GBP	200,000	Santander UK Group Holdings plc 5 year GBP Swap + 5.543%, 7.38%, 06/24/2022(2)(9)(11)	265,413
	$200,000	Skandinaviska Enskilda Banken AB 5 year USD Swap + 3.493%, 5.63%, 05/13/2022(2)(9)(11)	193,306
		Societe Generale S.A.
	1,125,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(2)(11)	1,140,469
	200,000	5 year USD Swap + 4.979%, 7.88%, 12/18/2023(1)(2)(11)	201,250
	1,200,000	Standard Chartered plc 5 year USD Swap + 6.301%, 7.50%, 04/02/2022(2)(9)(11)	1,213,500
	570,000	Turkiye Vakiflar Bankasi TAO 5.75%, 01/30/2023(1)	491,064
		UBS Group Funding Switzerland AG
	725,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(2)(9)(11)	737,508
	800,000	5 year USD Swap + 4.866%, 7.00%, 02/19/2025(2)(9)(11)	833,000
	525,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(2)(9)(11)	534,103
		UniCredit S.p.A.
EUR	825,000	5 year EUR Swap + 4.925%, 5.38%, 06/03/2025(2)(9)(11)	789,547
	$720,000	5 year USD ICE Swap + 3.703%, 5.86%, 06/19/2032(2)(9)	615,995
EUR	975,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(9)(11)	1,033,791
	$475,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(9)(11)	426,425
	385,000	Wells Fargo & Co. 4.40%, 06/14/2046	348,745
	425,000	Westpac Banking Corp. 3 mo. USD LIBOR + 0.280%, 2.59%, 05/15/2020(2)	425,140
		Zenith Bank plc
	495,000	7.38%, 05/30/2022(1)	500,806
	400,000	7.38%, 05/30/2022(9)	404,692

			45,285,472

		Commercial Services - 0.5%
	2,203,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	2,081,575
IDR	4,400,000,000	Jasa Marga Persero Tbk PT 7.50%, 12/11/2020(1)	274,955

			2,356,530

		Diversified Financial Services - 0.4%
	$500,000	Societe Generale S.A. 5 year USD Swap + 3.929%, 6.75%, 04/06/2028(1)(2)(11)	441,250
	1,400,000	Turkiye Sinai Kalkinma Bankasi AS 5.50%, 01/16/2023(9)	1,153,880
	200,000	Unifin Financiera S.A.B. de C.V. SOFOM ENR 7.00%, 01/15/2025(9)	184,500
CAD	275,000	Wells Fargo Canada Corp. 2.78%, 11/15/2018(9)	208,924

			1,988,554

		Electric - 0.7%
	$200,000	Abu Dhabi National Energy Co. PJSC 4.88%, 04/23/2030(1)	198,464

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.1% - (continued)
		Electric - 0.7% - (continued)
	$1,200,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(9)	$1,149,000
	400,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(9)	379,016
	780,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	835,188
	200,000	Perusahaan Listrik Negara PT 6.15%, 05/21/2048(1)	194,599
	250,000	State Grid Overseas Investment Ltd. 4.25%, 05/02/2028(1)	247,239

			3,003,506

		Engineering & Construction - 0.2%
	785,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(9)	783,038
	265,000	SBA Tower Trust 3.17%, 04/09/2047(1)	259,039

			1,042,077

		Food - 0.1%
	500,000	Conagra Brands, Inc. 3 mo. USD LIBOR + 0.750%, 3.22%, 10/22/2020(2)	500,280

		Healthcare - Services - 0.2%
	430,000	Halfmoon Parent, Inc. 3 mo. USD LIBOR + 0.350%, 2.68%, 03/17/2020(1)(2)	430,156
	400,000	Rede D’or Finance S.a.r.l 4.95%, 01/17/2028(1)	353,704

			783,860

		Insurance - 0.5%
EUR	525,000	Assicurazioni Generali S.p.A. 3 mo. EURIBOR + 5.350%, 5.50%, 10/27/2047(2)(9)	617,131
	425,000	AXA S.A. 3 mo. EURIBOR + 3.750%, 3.38%, 07/06/2047(2)(9)	488,416
	300,000	Intesa Sanpaolo Vita S.p.A. 6 Mo. EUR LIBOR + 4.817%, 4.75%, 12/17/2024(2)(9)(11)	328,786
	$760,000	VIVAT N.V. 5 year USD Swap + 4.174%, 6.25%, 11/16/2022(2)(9)(11)	756,580

			2,190,913

		Iron/Steel - 0.3%
	1,120,000	CSN Islands XI Corp. 6.88%, 09/21/2019(9)	1,115,800
	250,000	Glencore Funding LLC 2.50%, 01/15/2019(1)	249,655

			1,365,455

		Machinery - Diversified - 0.0%
	100,000	John Deere Capital Corp. 3 mo. USD LIBOR + 0.180%, 2.59%, 01/07/2020(2)	100,031

		Media - 0.3%
	645,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	654,777
	600,000	Comcast Corp. 4.05%, 11/01/2052	512,199

			1,166,976

		Mining - 0.4%
GBP	100,000	Glencore Finance Europe Ltd. 6.50%, 02/27/2019(9)	129,793
		Glencore Funding LLC
	$300,000	2.50%, 01/15/2019(9)	299,586
	50,000	3 mo. USD LIBOR + 1.360%, 3.80%, 01/15/2019(2)(9)	50,045
	1,255,000	Metinvest B.V. 7.75%, 04/23/2023(1)	1,204,800

			1,684,224

		Multi-National - 0.0%
INR	9,490,000	International Finance Corp. 7.10%, 03/21/2031	120,081

		Oil & Gas - 1.8%
	$375,000	Frontera Energy Corp. 9.70%, 06/25/2023(1)	396,750
	570,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.38%, 06/01/2028(1)	578,265
	375,000	Indika Energy Capital II Pte 6.88%, 04/10/2022	369,092

The accompanying notes are an integral part of these financial statements.

130

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.1% - (continued)
		Oil & Gas - 1.8% - (continued)
	$200,000	KazMunayGas National Co. JSC 5.38%, 04/24/2030(1)	$198,500
		Nostrum Oil & Gas Finance B.V.
	1,085,000	7.00%, 02/16/2025(1)	873,425
	500,000	8.00%, 07/25/2022(1)	428,880
		Petrobras Global Finance B.V.
	1,030,000	5.75%, 02/01/2029	950,536
	125,000	6.00%, 01/27/2028	118,625
		Petroleos Mexicanos
	155,000	5.35%, 02/12/2028(9)	138,090
	233,000	6.35%, 02/12/2048(1)	193,343
	455,000	6.50%, 03/13/2027	440,440
	330,000	6.50%, 01/23/2029(1)	315,810
	170,000	6.75%, 09/21/2047	145,911
	350,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(9)	371,162
		Tullow Oil plc
	405,000	6.25%, 04/15/2022(9)	404,190
	1,295,000	7.00%, 03/01/2025(1)	1,269,229
		YPF S.A.
	470,000	7.00%, 12/15/2047(1)	356,354
	467,000	8.50%, 07/28/2025(9)	442,366
ARS	27,918,777	16.50%, 05/09/2022(1)	484,110

			8,475,078

		Oil & Gas Services - 0.1%
	705,000	Alpha Star Holding Ltd. 6.25%, 04/20/2022(9)	664,223

		Pharmaceuticals - 0.2%
	$980,000	Mylan N.V. 5.25%, 06/15/2046	844,099

		Pipelines - 0.1%
	400,000	Peru LNG Srl 5.38%, 03/22/2030(1)	395,600
	200,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(1)(12)	201,020

			596,620

		Real Estate - 0.2%
	815,000	KWG Property Holding Ltd. 6.00%, 09/15/2022(9)	697,552
	200,000	Shimao Property Holdings Ltd. 4.75%, 07/03/2022(9)	177,491

			875,043

		Retail - 0.2%
	945,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)(10)	950,485

		Semiconductors - 0.1%
	355,000	STATS ChipPAC Pte Ltd. 8.50%, 11/24/2020(9)	365,828

		Telecommunications - 0.6%
		AT&T, Inc.
	420,000	3 mo. USD LIBOR + 0.650%, 3.09%, 01/15/2020(2)	421,549
	680,000	4.75%, 05/15/2046	587,185
	360,000	IHS Netherlands Holdco B.V. 9.50%, 10/27/2021(9)	362,263
	200,000	Millicom International Cellular S.A. 5.13%, 01/15/2028(1)	181,700
		Verizon Communications, Inc.
	536,000	3 mo. USD LIBOR + 0.550%, 2.86%, 05/22/2020(2)	538,457
	630,000	4.52%, 09/15/2048	576,679

			2,667,833

		Transportation - 0.1%
	565,000	Rumo Luxembourg S.a.r.l. 7.38%, 02/09/2024(9)	584,775

		Total Corporate Bonds (cost $94,984,912)	$88,648,035

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 27.2%
		Angola - 0.1%
		Angolan Government International Bond
	$200,000	8.25%, 05/09/2028(1)	$199,798
	200,000	8.25%, 05/09/2028(9)	199,798

			399,596

		Argentina - 2.2%
		Argentine Republic Government International Bond
EUR	100,000	3.38%, 01/15/2023	94,603
	1,480,000	3.38%, 12/31/2038(3)	937,232
	$435,000	3.75%, 12/31/2038(3)	242,295
EUR	820,000	5.25%, 01/15/2028	712,833
	$170,000	5.88%, 01/11/2028	130,900
	665,000	6.88%, 04/22/2021	636,073
	1,850,000	6.88%, 01/26/2027	1,540,125
	995,000	6.88%, 01/11/2048	728,838
	4,700,000	Bonos De La Nacion Argentina En Moneda Dua 4.50%, 02/13/2020	4,453,250
	475,000	Provincia de Buenos Aires 9.13%, 03/16/2024(9)	423,942
		Provincia de Cordoba
	300,000	7.13%, 08/01/2027	229,053
	150,000	7.45%, 09/01/2024(9)	124,877

			10,254,021

		Armenia - 0.1%
	300,000	Republic of Armenia International Bond 7.15%, 03/26/2025(9)	312,510

		Australia - 0.1%
		Australia Government Bond
AUD	125,000	4.75%, 04/21/2027(9)	103,180
	400,000	5.50%, 04/21/2023(9)	323,112

			426,292

		Austria - 0.2%
		Republic of Austria Government Bond
EUR	230,000	0.75%, 10/20/2026(1)(9)	267,410
	420,000	1.65%, 10/21/2024(1)(9)	519,791

			787,201

		Azerbaijan - 0.4%
		Republic of Azerbaijan International Bond
	$580,000	3.50%, 09/01/2032(9)	475,322
	735,000	4.75%, 03/18/2024(9)	723,975
	630,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(9)	675,787

			1,875,084

		Belgium - 0.3%
		Kingdom of Belgium Government Bond
EUR	155,000	0.20%, 10/22/2023(1)(9)	177,040
	125,000	0.80%, 06/22/2027(1)(9)	143,351
	235,000	0.80%, 06/22/2028(1)(9)	266,691
	505,000	2.60%, 06/22/2024(1)(9)	651,055

			1,238,137

		Brazil - 0.4%
BRL	3,126,000	Brazil Letras do Tesouro Nacional 8.17%, 01/01/2020(13)	774,793
		Brazil Notas do Tesouro Nacional
	1,164,000	10.00%, 01/01/2021	323,632
	1,078,000	10.00%, 01/01/2023	297,322
		Brazilian Government International Bond
	$600,000	5.00%, 01/27/2045	501,000
	200,000	5.63%, 02/21/2047	179,500

			2,076,247

		Bulgaria - 0.0%
EUR	175,000	Bulgaria Government International Bond 3.13%, 03/26/2035(9)	210,107

The accompanying notes are an integral part of these financial statements.

131

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 27.2% - (continued)
		Canada - 0.1%
		Canadian Government Bond
CAD	165,000	0.75%, 03/01/2021	$120,840
	475,000	1.00%, 09/01/2022	342,237
	165,000	2.25%, 06/01/2025	123,691

			586,768

		Colombia - 0.5%
		Colombia Government International Bond
	$200,000	4.50%, 03/15/2029	197,202
	735,000	5.00%, 06/15/2045	695,685
	100,000	7.38%, 09/18/2037	120,750
		Colombian TES
COP	995,700,000	7.50%, 08/26/2026	318,795
	2,743,100,000	10.00%, 07/24/2024	991,913

			2,324,345

		Croatia - 0.5%
		Croatia Government International Bond
EUR	255,000	2.75%, 01/27/2030(9)	286,861
	680,000	3.00%, 03/11/2025(9)	824,501
	100,000	3.00%, 03/20/2027(9)	118,344
	$860,000	6.00%, 01/26/2024(9)	926,320

			2,156,026

		Denmark - 0.1%
		Denmark Government Bond
DKK	335,000	0.50%, 11/15/2027	51,596
	1,005,000	1.75%, 11/15/2025	170,290
	1,745,000	4.00%, 11/15/2019	277,760

			499,646

		Dominican Republic - 0.1%
	$415,000	Dominican Republic International Bond 5.50%, 01/27/2025(9)	409,397

		Egypt - 0.4%
		Egypt Government International Bond
	480,000	5.58%, 02/21/2023(1)	458,102
	500,000	6.59%, 02/21/2028(1)	457,935
	350,000	7.50%, 01/31/2027(9)	342,237
	495,000	8.50%, 01/31/2047(9)	467,107

			1,725,381

		Finland - 0.1%
		Finland Government Bond
EUR	100,000	0.50%, 04/15/2026(1)(9)	114,421
	225,000	1.50%, 04/15/2023(1)(9)	273,426
	40,000	2.75%, 07/04/2028(1)(9)	54,472

			442,319

		France - 1.0%
	$1,000,000	Dexia Credit Local S.A. 3 mo. USD LIBOR + 0.500%, 2.81%, 02/15/2019(1)(2)	1,001,298
		France Government Bond OAT
EUR	325,000	0.00%, 03/25/2023(9)	369,653
	630,000	0.01%, 05/25/2020(9)	719,754
	760,000	0.01%, 05/25/2022(9)	868,495
	50,000	1.75%, 11/25/2024(9)	62,040
	725,000	3.00%, 04/25/2022(9)	915,360
		French Republic Government Bond OAT
	290,000	0.01%, 02/25/2020(9)	330,954
	165,000	0.01%, 03/25/2024(9)	185,913

			4,453,467

		Germany - 0.1%
	360,000	Bundesobligation 0.01%, 04/14/2023(9)	412,734
	80,000	Bundesrepublik Deutschland Bundesanleihe 0.50%, 02/15/2028(9)	92,050

			504,784

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 27.2% - (continued)
		Ghana - 0.2%
		Ghana Government International Bond
	$315,000	8.13%, 01/18/2026(9)	$316,466
	775,000	8.63%, 06/16/2049(1)	726,990

			1,043,456

		Greece - 0.1%
		Hellenic Republic Government Bond
EUR	85,000	3.50%, 01/30/2023(9)	96,997
	115,000	4.38%, 08/01/2022(1)(9)	136,051

			233,048

		Honduras - 0.0%
	$150,000	Honduras Government International Bond 6.25%, 01/19/2027(1)	147,340

		Hungary - 0.7%
		Hungary Government International Bond
	1,666,000	5.38%, 02/21/2023	1,750,263
	990,000	6.38%, 03/29/2021	1,047,915
HUF	150,000,000	Hungary Treasury Bills 0.00%, 01/09/2019(14)	523,240

			3,321,418

		India - 0.0%
INR	10,000,000	India Government Bond 8.15%, 11/24/2026	136,872

		Indonesia - 0.6%
		Indonesia Government International Bond
	$200,000	4.75%, 07/18/2047(1)	179,821
	955,000	5.13%, 01/15/2045(9)	897,077
	330,000	5.25%, 01/08/2047(9)	316,792
	200,000	5.88%, 01/15/2024(9)	210,381
	775,000	6.63%, 02/17/2037(9)	868,643
	260,000	Perusahaan Penerbit SBSN Indonesia III 4.40%, 03/01/2028(1)	246,522

			2,719,236

		Ireland - 0.1%
		Ireland Government Bond
EUR	40,000	0.90%, 05/15/2028(9)	45,069
	205,000	3.40%, 03/18/2024(9)	271,390
	85,000	5.40%, 03/13/2025	126,054

			442,513

		Italy - 0.7%
		Italy Buoni Poliennali Del Tesoro
	190,000	0.05%, 04/15/2021	207,105
	170,000	0.35%, 06/15/2020	190,375
	205,000	0.95%, 03/01/2023	217,937
	240,000	0.95%, 03/15/2023	255,203
	820,000	1.20%, 04/01/2022	899,469
	300,000	3.75%, 09/01/2024	355,007
	815,000	4.75%, 09/01/2021	992,709

			3,117,805

		Ivory Coast - 0.4%
		Ivory Coast Government International Bond
	135,000	5.25%, 03/22/2030(1)	139,828
	$195,175	5.75%, 12/31/2032(3)(9)	176,685
	200,000	6.13%, 06/15/2033(1)	173,037
EUR	110,000	6.63%, 03/22/2048(1)	110,968
	1,070,000	6.63%, 03/22/2048(9)	1,079,423

			1,679,941

		Japan - 4.3%
	$500,000	Japan Bank for International Cooperation 3 mo. USD LIBOR + 0.480%, 2.80%, 06/01/2020(2)	502,586
		Japan Government Five Year Bond
JPY	75,700,000	0.10%, 03/20/2020	673,085
	93,900,000	0.10%, 06/20/2020	835,334

The accompanying notes are an integral part of these financial statements.

132

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 27.2% - (continued)
		Japan - 4.3% - (continued)
JPY	72,900,000	Japan Government Ten Year Bond 1.10%, 03/20/2021	$664,929
		Japan Treasury Discount Bill
	95,100,000	0.15%, 12/03/2018(14)	842,931
	371,050,000	0.16%, 11/12/2018(14)	3,288,529
	290,650,000	0.20%, 01/09/2019(14)	2,577,070
	473,500,000	0.29%, 01/21/2019(14)	4,198,961
	237,750,000	0.29%, 01/28/2019(14)	2,108,551
	485,050,000	0.32%, 02/04/2019(14)	4,301,992

			19,993,968

		Malaysia - 0.4%
		Malaysia Government Bond
MYR	425,000	3.42%, 08/15/2022	100,241
	1,266,000	3.80%, 09/30/2022	302,482
	440,000	3.96%, 09/15/2025	104,303
	4,725,000	4.05%, 09/30/2021	1,141,046
	575,000	5.73%, 07/30/2019	139,687

			1,787,759

		Mexico - 0.7%
		Mexican Bonos
MXN	3,969,600	6.50%, 06/09/2022	182,443
	2,227,400	7.50%, 06/03/2027	100,891
	6,121,800	7.75%, 05/29/2031	274,705
	1,749,000	8.00%, 06/11/2020	85,293
	2,011,400	10.00%, 12/05/2024	104,914
		Mexico Government International Bond
	$200,000	4.60%, 01/23/2046	172,702
	766,000	4.75%, 03/08/2044	679,067
	185,000	5.55%, 01/21/2045	182,782
	1,196,000	6.05%, 01/11/2040	1,240,850

			3,023,647

		Morocco - 0.0%
EUR	180,000	Morocco Government International Bond 3.50%, 06/19/2024(9)	222,481

		Netherlands - 0.3%
		Netherlands Government Bond
	70,000	0.00%, 01/15/2024(1)(9)	79,455
	105,000	0.01%, 01/15/2022(1)(9)	120,410
	435,000	0.25%, 01/15/2020(1)(9)	498,512
	230,000	0.75%, 07/15/2027(1)(9)	268,038
	65,000	0.75%, 07/15/2028(1)(9)	75,237
	340,000	2.00%, 07/15/2024(1)(9)	428,890

			1,470,542

		Nigeria - 0.1%
	$460,000	Nigeria Government International Bond 7.88%, 02/16/2032(9)	442,143

		Norway - 0.1%
		Norway Government Bond
NOK	375,000	1.75%, 02/17/2027(1)(9)	44,016
	295,000	2.00%, 05/24/2023(1)(9)	35,689
	1,305,000	3.75%, 05/25/2021(1)(9)	164,449

			244,154

		Oman - 0.2%
		Oman Government International Bond
	$620,000	6.50%, 03/08/2047(9)	553,350
	615,000	6.75%, 01/17/2048(1)	561,187

			1,114,537

		Panama - 0.2%
		Panama Government International Bond
	1,012,000	4.30%, 04/29/2053	904,738

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 27.2% - (continued)
		Panama - 0.2% - (continued)
	$275,000	4.50%, 04/16/2050	$253,688

			1,158,426

		Paraguay - 0.0%
	200,000	Paraguay Government International Bond 5.60%, 03/13/2048(1)	191,500

		Philippines - 0.1%
	175,000	Philippine Government International Bond 10.63%, 03/16/2025	237,090

		Poland - 0.4%
		Republic of Poland Government Bond
PLN	1,658,000	2.00%, 04/25/2021	434,641
	185,000	2.50%, 07/25/2026	46,429
	155,000	2.50%, 07/25/2027	38,456
	1,185,000	3.25%, 07/25/2025	315,524
	3,135,000	4.00%, 10/25/2023	874,612
	480,000	5.25%, 10/25/2020	134,012

			1,843,674

		Qatar - 0.8%
		Qatar Government International Bond
	$960,000	2.38%, 06/02/2021(9)	930,816
	1,610,000	3.88%, 04/23/2023(1)	1,613,542
	400,000	5.10%, 04/23/2048(1)	406,000
	550,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(9)	561,797

			3,512,155

		Romania - 0.5%
		Romanian Government International Bond
EUR	75,000	2.50%, 02/08/2030(9)	79,597
	115,000	2.50%, 02/08/2030(1)	122,049
	55,000	3.38%, 02/08/2038(1)	56,845
	275,000	3.88%, 10/29/2035(9)	308,831
	$76,000	5.13%, 06/15/2048(1)	70,296
	1,602,000	6.13%, 01/22/2044(9)	1,724,969

			2,362,587

		Russia - 1.1%
		Russian Federal Bond - OFZ
RUB	55,750,000	7.00%, 08/16/2023	807,216
	29,007,000	7.10%, 10/16/2024	414,723
		Russian Foreign Bond - Eurobond
	$400,000	4.25%, 06/23/2027(1)	378,674
	600,000	4.38%, 03/21/2029(1)	567,438
	1,000,000	4.75%, 05/27/2026(9)	986,500
	200,000	4.88%, 09/16/2023(9)	204,494
	400,000	5.00%, 04/29/2020(9)	406,738
	200,000	5.25%, 06/23/2047(1)	185,120
	1,400,000	5.25%, 06/23/2047(9)	1,295,840

			5,246,743

		Saudi Arabia - 0.4%
		Saudi Government International Bond
	275,000	2.88%, 03/04/2023(9)	261,305
	315,000	4.00%, 04/17/2025(9)	309,307
	1,209,000	4.50%, 10/26/2046(9)	1,095,357
	220,000	4.63%, 10/04/2047(1)	201,762

			1,867,731

		Senegal - 0.2%
		Senegal Government International Bond
EUR	680,000	4.75%, 03/13/2028(1)	717,905
	100,000	4.75%, 03/13/2028(9)	105,574
	$200,000	6.25%, 05/23/2033(1)	172,924
	200,000	6.25%, 05/23/2033(9)	172,924

			1,169,327

The accompanying notes are an integral part of these financial statements.

133

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 27.2% - (continued)
		Serbia - 0.1%
	$580,000	Serbia International Bond 7.25%, 09/28/2021(9)	$625,652

		Singapore - 0.0%
		Singapore Government Bond
SGD	150,000	2.25%, 06/01/2021	108,573
	130,000	3.00%, 09/01/2024	96,997

			205,570

		South Africa - 0.6%
		Republic of South Africa Government Bond
ZAR	20,375,000	6.25%, 03/31/2036	950,876
	2,625,000	8.00%, 01/31/2030	156,084
	2,965,000	8.25%, 03/31/2032	174,799
	970,000	10.50%, 12/21/2026	69,723
		Republic of South Africa Government International Bond
	$670,000	4.30%, 10/12/2028	571,175
	150,000	4.67%, 01/17/2024	143,322
	315,000	4.85%, 09/27/2027	284,681
	200,000	5.88%, 06/22/2030	188,250
	200,000	6.30%, 06/22/2048	179,852

			2,718,762

		South Korea - 0.2%
	425,000	Export-Import Bank of Korea 3 mo. USD LIBOR + 0.460%, 2.93%, 10/21/2019(2)	425,221
	400,000	Korea Development Bank 3 mo. USD LIBOR + 0.450%, 2.76%, 02/27/2020(2)	399,422

			824,643

		Spain - 1.2%
		Spain Government Bond
EUR	170,000	0.05%, 01/31/2021	193,018
	1,720,000	0.25%, 01/31/2019	1,951,393
	105,000	0.35%, 07/30/2023	117,843
	160,000	1.15%, 07/30/2020	185,521
	445,000	1.30%, 10/31/2026(1)(9)	505,594
	220,000	1.45%, 10/31/2027(1)(9)	249,637
	105,000	1.50%, 04/30/2027(1)(9)	120,181
	155,000	1.95%, 04/30/2026(1)(9)	185,340
	840,000	2.75%, 10/31/2024(1)(9)	1,058,281
	200,000	5.40%, 01/31/2023(1)(9)	274,278
	520,000	5.50%, 04/30/2021(1)(9)	670,434

			5,511,520

		Sri Lanka - 0.2%
		Sri Lanka Government International Bond
	$415,000	6.20%, 05/11/2027(9)	354,725
	395,000	6.85%, 11/03/2025(9)	358,486

			713,211

		Supranational - 0.8%
IDR	21,407,000,000	European Bank for Reconstruction & Development 6.45%, 12/13/2022	1,299,276
		International Finance Corp.
MXN	22,900,000	0.00%, 02/22/2038(13)	224,792
	23,210,000	7.75%, 01/18/2030	1,009,834
INR	79,560,000	7.80%, 06/03/2019	1,075,289

			3,609,191

		Sweden - 0.1%
		Sweden Government Bond
SEK	960,000	1.00%, 11/12/2026	109,444
	1,215,000	1.50%, 11/13/2023(1)(9)	142,200

			251,644

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 27.2% - (continued)
		Thailand - 0.3%
		Thailand Government Bond
THB	8,590,000	3.63%, 06/16/2023	$272,987
	35,828,000	3.85%, 12/12/2025	1,164,505

			1,437,492

		Tunisia - 0.4%
		Banque Centrale de Tunisie International Bond
	$285,000	5.75%, 01/30/2025(9)	241,613
EUR	1,465,000	6.75%, 10/31/2023(1)	1,632,369

			1,873,982

		Turkey - 1.2%
		Turkey Government Bond
TRY	950,000	9.40%, 07/08/2020	140,216
	5,194,000	11.00%, 03/02/2022	722,008
		Turkey Government International Bond
	$1,185,000	3.25%, 03/23/2023	1,016,137
	200,000	4.88%, 10/09/2026	169,053
	940,000	4.88%, 04/16/2043	666,629
	461,000	5.13%, 02/17/2028	388,969
	940,000	5.75%, 03/22/2024	875,602
	755,000	5.75%, 05/11/2047	571,913
	695,000	6.00%, 03/25/2027	626,048
	200,000	6.00%, 01/14/2041	159,107
	200,000	6.63%, 02/17/2045	168,856
	200,000	7.25%, 12/23/2023	198,520
	95,000	7.38%, 02/05/2025	94,160

			5,797,218

		Ukraine - 1.9%
		Ukraine Government International Bond
	6,480,000	0.00%, 02/28/2019(1)(13)	6,382,800
	620,000	7.38%, 09/25/2032(1)	516,745
	325,000	7.38%, 09/25/2032(9)	270,875
	100,000	7.75%, 09/01/2020(9)	99,500
	570,000	7.75%, 09/01/2021(1)	560,715
	155,000	7.75%, 09/01/2025(9)	142,415
	355,000	7.75%, 09/01/2027(9)	317,448
	200,000	8.99%, 02/01/2024(1)(12)	198,250
	200,000	9.75%, 11/01/2028(1)(12)	197,460

			8,686,208

		United Arab Emirates - 0.3%
		Abu Dhabi Government International Bond
	680,000	2.50%, 10/11/2022(9)	651,658
	645,000	3.13%, 10/11/2027(1)	598,855

			1,250,513

		United Kingdom - 0.4%
		United Kingdom Gilt
GBP	295,000	0.50%, 07/22/2022(9)	371,630
	545,000	1.00%, 04/22/2024(9)	692,516
	120,000	1.50%, 01/22/2021(9)	155,884
	285,000	2.00%, 07/22/2020(9)	372,083
	290,000	3.75%, 09/07/2021(9)	401,366

			1,993,479

		Venezuela - 0.2%
		Venezuela Government International Bond
	$1,224,000	7.75%, 10/13/2019(6)(9)	301,716
	380,000	9.00%, 05/07/2023(6)(9)	95,950
	800,000	9.25%, 05/07/2028(6)(9)	200,000
	1,355,300	12.75%, 08/23/2022(6)(9)	345,601

			943,267

		Total Foreign Government Obligations (cost $134,635,369)	$125,853,773

The accompanying notes are an integral part of these financial statements.

134

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.6%
		Education - 0.4%
		Chicago, IL, Board of Education
	$630,000	5.18%, 12/01/2021	$624,891
	335,000	6.14%, 12/01/2039	307,540
	660,000	6.32%, 11/01/2029	640,569

			1,573,000

		General - 0.3%
	665,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	830,778
	1,705,000	Puerto Rico Commonwealth Government Employees Retirement System 6.30%, 07/01/2043(6)	560,519

			1,391,297

		General Obligation - 0.9%
		City of Chicago, IL, GO
	385,000	7.05%, 01/01/2029	406,614
	1,405,000	7.38%, 01/01/2033	1,517,105
		Illinois State, GO
	2,495,000	5.10%, 06/01/2033	2,354,556
	15,000	5.88%, 03/01/2019	15,136

			4,293,411

		Total Municipal Bonds (cost $7,712,793)	$7,257,708

SENIOR FLOATING RATE INTERESTS - 27.1%(15)
		Advertising - 0.3%
	676,181	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 09/26/2021	$499,759
	882,364	Entravision Communications Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/29/2024	869,861

			1,369,620

		Aerospace/Defense - 0.7%
	798,963	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.78%, 12/11/2024	797,628
	637,421	Fly Funding S.a.r.l. 3 mo. USD LIBOR + 2.000%, 4.34%, 02/09/2023	635,828
	1,975,528	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 05/30/2025	1,963,714

			3,397,170

		Agriculture - 0.2%
	897,037	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 9.55%, 11/15/2021	791,636

		Asset-Backed - Finance & Insurance - 0.1%
		AL Alpine AT Bidco GmbH
EUR	260,000	0.00%, 09/30/2025(16)	295,540
	$205,000	0.00%, 09/30/2025(16)	205,000

			500,540

		Auto Manufacturers - 0.2%
	590,000	Navistar Financial Corp. 1 mo. USD LIBOR + 3.750%, 6.06%, 07/25/2025	591,475
	451,588	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.78%, 11/06/2024	451,962

			1,043,437

		Auto Parts & Equipment - 0.1%
	520,000	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/01/2025	519,350

		Biotechnology - 0.2%
	500,000	Lifescan Global Corp. 1 mo. USD LIBOR + 6.000%, 8.40%, 09/27/2024	487,710
	612,849	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/15/2022	613,358

			1,101,068

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 27.1%(15) - (continued)
		Chemicals - 1.0%
	$143,146	American Rock Salt Co. LLC 1 mo. USD LIBOR + 3.750%, 6.05%, 03/21/2025	$143,325
	228,850	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 1.750%, 4.14%, 06/01/2024	228,120
	532,224	Chemours Co. 1 mo. USD LIBOR + 1.750%, 4.05%, 04/03/2025	529,898
EUR	148,875	Diamond (BC) B.V. 3 mo. EURIBOR + 3.250%, 3.25%, 09/06/2024	167,438
	175,000	DuBois Chemicals, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 03/15/2024	175,219
		LTI Holdings, Inc.
	290,000	1 mo. USD LIBOR + 3.500%, 5.80%, 09/06/2025	289,638
	100,000	1 mo. USD LIBOR + 6.750%, 9.05%, 09/06/2026	99,563
	469,209	MacDermid, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 06/07/2023	469,307
	$240,423	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.56%, 02/14/2024	241,024
	674,587	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.250%, 5.66%, 06/09/2023	677,960
		Starfruit Finco B.V.
EUR	100,000	3 mo. EURIBOR + 3.750%, 3.75%, 10/01/2025	114,115
	$220,000	1 mo. USD LIBOR + 3.250%, 5.51%, 10/01/2025	219,175
	155,823	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 09/23/2024	155,603
	359,590	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 09/23/2024	359,083
	338,049	Univar, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 07/01/2024	337,754
	235,000	WR Grace & Co. 3 mo. USD LIBOR + 1.750%, 4.14%, 04/03/2025	235,049

			4,442,271

		Coal - 0.2%
	977,876	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.28%, 03/28/2022	979,714
	154,154	Peabody Energy Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	153,719

			1,133,433

		Commercial Services - 2.1%
	265,000	Allied Universal Holdco LLC 3 mo. USD LIBOR + 4.250%, 0.00%, 07/28/2022(16)	264,505
	640,000	APX Group, Inc. 1 mo. USD LIBOR + 5.000%, 7.32%, 03/31/2024	633,600
	237,600	Ascend Learning LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 07/12/2024	237,750
	468,825	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	469,120
	843,742	BrightView Landscapes, LLC 1 mo. USD LIBOR + 2.500%, 4.81%, 08/15/2025	843,481
	146,027	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 8.31%, 03/24/2025	148,035
	728,441	Ceridian HCM Holding Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 04/30/2025	729,352
	479,213	DuPage Medical Group Ltd. 1 mo. USD LIBOR + 2.750%, 5.05%, 08/15/2024	475,168
	165,000	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 0.00%, 06/20/2025(16)	165,104
	318,418	Hertz Corp. 3 mo. USD LIBOR + 2.750%, 5.06%, 06/30/2023	316,313
	1,079,701	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/15/2023	1,074,713
	927,459	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.55%, 06/01/2023	928,043
EUR	1,010,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	1,152,236

The accompanying notes are an integral part of these financial statements.

135

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 27.1%(15) - (continued)
		Commercial Services - 2.1% - (continued)
	$1,136,058	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/01/2024	$1,135,774
	384,038	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 06/19/2025	383,008
	259,875	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.15%, 11/29/2024	261,013
	589,500	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 12/07/2023	590,726

			9,807,941

		Construction Materials - 0.1%
	448,875	Pisces Midco, Inc. 1 mo. USD LIBOR + 3.750%, 6.18%, 04/12/2025	446,913

		Distribution/Wholesale - 0.1%
	263,675	Beacon Roofing Supply, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 01/02/2025	260,906
	264,338	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.40%, 07/02/2025	264,668

			525,574

		Diversified Financial Services - 0.8%
	374,300	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.05%, 04/04/2024	374,300
	492,525	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	490,112
EUR	100,000	Financial & Risk Holdings, Inc. EURIBOR + 4.000%, 4.00%, 10/01/2025	113,678
	$340,000	Financial & Risk US Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/01/2025	336,318
	547,250	GreenSky Holdings LLC 1 mo. USD LIBOR + 3.250%, 5.56%, 03/31/2025	548,618
EUR	379,236	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	430,375
	$122,813	NFP Corp. 1 mo. USD LIBOR + 3.000%, 5.30%, 01/08/2024	122,291
	196,500	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 10/12/2023	195,960
	257,558	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	256,126
	871,962	Worldpay LLC 3 mo. USD LIBOR + 1.750%, 4.03%, 08/09/2024	869,468

			3,737,246

		Electric - 0.1%
	325,550	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 6.000%, 8.39%, 02/21/2021	301,359

		Electrical Components & Equipment - 0.0%
	190,000	Lumentum Holdings 1 mo. USD LIBOR + 2.500%, 0.00%, 08/07/2025(16)	190,475

		Energy - Alternate Sources - 0.3%
	862,838	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.03%, 10/31/2024	864,995
	218,350	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 3.250%, 5.55%, 10/30/2024	216,712
	358,613	TEX Operations Co. LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/04/2023	357,615

			1,439,322

		Engineering & Construction - 0.3%
	938,125	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 06/21/2024	941,286
		DG Investment Intermediate Holdings, Inc.
	166,481	3 mo. USD LIBOR + 3.000%, 5.30%, 02/03/2025	165,440
	100,000	3 mo. USD LIBOR + 6.750%, 9.05%, 02/02/2026	100,125

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 27.1%(15) - (continued)
		Engineering & Construction - 0.3% - (continued)
	$149,250	Verra Mobility Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 02/28/2025	$150,059

			1,356,910

		Entertainment - 0.1%
	362,516	Scientific Games International, Inc. 2 mo. USD LIBOR + 2.750%, 5.05%, 08/14/2024	358,760
	235,000	Wyndham Hotels & Resorts, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 05/30/2025	234,756

			593,516

		Environmental Control - 0.2%
	397,476	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.250%, 4.46%, 11/10/2023	397,230
EUR	329,175	Fluidra Finco SLU 1 mo. EURIBOR + 2.750%, 2.75%, 07/02/2025	372,609

			769,839

		Food - 0.5%
	$204,488	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	203,721
	633,413	Hearthside Food Solutions LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 05/23/2025	620,902
	518,789	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.69%, 08/03/2022	515,708
	170,000	IRB Holding Corp 1 mo. USD LIBOR + 3.250%, 0.00%, 02/05/2025(16)	169,503
	324,431	JBS USA LLC 3 mo. USD LIBOR + 2.500%, 4.84%, 10/30/2022	324,269
	505,943	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.29%, 05/24/2024	505,129

			2,339,232

		Food Service - 0.1%
		8th Avenue Food & Provisions, Inc.
	225,000	3 mo. USD LIBOR + 3.750%, 0.00%, 10/01/2025(16)	226,687
	135,000	10.01%, 09/20/2026	135,844
	228,502	Aramark Services, Inc. 3 mo. USD LIBOR + 1.750%, 4.05%, 03/11/2025	228,361

			590,892

		Gas - 0.1%
		Messer Industries LLC
	370,000	1 mo. USD LIBOR + 2.500%, 0.00%, 10/01/2025(16)	369,907
EUR	100,000	3 mo. EURIBOR + 2.750% , 0.00%, 10/01/2025(16)	113,605

			483,512

		Healthcare - Products - 0.3%
	$357,300	Avantor, Inc. 1 mo. USD LIBOR + 4.000%, 6.30%, 11/21/2024	359,644
	256,750	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 5.64%, 02/02/2024	257,446
	509,850	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 09/27/2024	501,886
	210,700	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 09/07/2023	153,870

			1,272,846

		Healthcare - Services - 1.7%
	172,800	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.58%, 07/01/2021	161,741
	475,122	Community Health Systems, Inc. 3 mo. USD LIBOR + 3.250%, 5.56%, 01/27/2021	464,541
		DentalCorp Perfect Smile ULC
	59,019	3 mo. ICE LIBOR + 3.750%, 4.52%, 06/06/2025(17)	59,240
	235,632	1 mo. USD LIBOR + 3.750%, 6.05%, 06/06/2025	236,515
	205,599	DuPage Medical Group Ltd. 1 mo. USD LIBOR + 7.000%, 9.28%, 08/15/2025	205,599

The accompanying notes are an integral part of these financial statements.

136

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 27.1%(15) - (continued)
		Healthcare - Services - 1.7% - (continued)
	$595,000	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/10/2025	$582,172
		Gentiva Health Services, Inc.
	421,171	1 mo. USD LIBOR + 3.750%, 6.06%, 07/02/2025	422,750
	100,000	1 mo. USD LIBOR + 7.000%, 9.31%, 07/02/2026	102,000
	493,749	Global Medical Response, Inc. 1 mo. USD LIBOR + 3.250%, 5.53%, 04/28/2022	478,689
EUR	593,513	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	672,410
	$571,750	Jaguar Holding Co. 3 mo. USD LIBOR + 2.500%, 4.80%, 08/18/2022	569,605
	992,003	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.14%, 06/07/2023	988,699
	156,970	One Call Corp. 1 mo. USD LIBOR + 5.250%, 7.53%, 11/25/2022	147,384
	527,221	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.250%, 5.54%, 06/30/2025	525,244
	254,363	Sound Inpatient Physicians 1 mo. USD LIBOR + 3.000%, 5.30%, 06/27/2025	255,395
	188,100	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 5.57%, 09/02/2024	187,583
	379,209	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 08/01/2024	377,947
	374,300	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/06/2024	353,246
	884,484	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 6.64%, 12/30/2022	855,738
	362,263	Wink Holdco, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 12/02/2024	360,995

			8,007,493

		Household Products - 0.1%
	570,688	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	562,841

		Housewares - 0.1%
	232,650	Hayward Industries, Inc. 1 mo. USD LIBOR + 3.500%, 5.80%, 08/05/2024	232,797

		Insurance - 1.2%
		Asurion LLC
	1,437,361	1 mo. USD LIBOR + 3.000%, 5.30%, 08/04/2022	1,438,640
	285,817	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2023	285,937
	274,313	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2024	274,461
	740,000	1 mo. USD LIBOR + 6.500%, 8.80%, 08/04/2025	759,055
	487,963	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 4.79%, 04/17/2020	486,743
	184,075	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.83%, 03/07/2023	187,642
	553,613	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	551,708
		Sedgwick Claims Management Services, Inc.
	1,223,585	1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2021	1,222,826
	515,000	1 mo. USD LIBOR + 5.750%, 8.05%, 02/28/2022	515,000

			5,722,012

		Internet - 0.1%
	475,000	Web.com Group, Inc. 1 mo. USD LIBOR + 7.750%, 0.00%, 09/14/2026(16)	471,437

		Investment Company Security - 0.1%
	370,000	Aretec Group, Inc. 3 mo. USD LIBOR + 4.250%, 6.51%, 10/01/2025	372,083

		IT Services - 0.1%
	247,506	NAB Holdings LLC 3 mo. USD LIBOR + 3.000%, 5.39%, 07/01/2024	244,207

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 27.1%(15) - (continued)
		IT Services - 0.1% - (continued)
	$225,000	Verscend Holding Corp. 3 mo. USD LIBOR + 4.500%, 6.80%, 08/27/2025	$226,618

			470,825

		Leisure Time - 1.7%
	1,859,337	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 12/22/2024	1,859,076
	2,155,843	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/01/2024	2,131,590
	451,982	Eldorado Resorts LLC 2 mo. USD LIBOR + 2.250%, 4.56%, 04/17/2024	451,842
		Golden Entertainment, Inc.
	1,468,900	1 mo. USD LIBOR + 3.000%, 5.30%, 10/21/2024	1,468,900
	550,000	1 mo. USD LIBOR + 7.000%, 9.31%, 10/20/2025	552,750
	335,000	Penn National Gaming, Inc. 1 mo. USD LIBOR + 2.250%, 4.58%, 10/15/2025	335,838
	954,623	SRAM LLC 2 mo. USD LIBOR + 2.750%, 5.10%, 03/15/2024	957,010

			7,757,006

		Lodging - 0.3%
	401,090	Boyd Gaming Corp. 1 Week USD LIBOR + 2.250%, 4.47%, 09/15/2023	401,243
	843,625	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/06/2024	838,985

			1,240,228

		Machinery-Construction & Mining - 0.3%
		Brookfield WEC Holdings, Inc.
	525,000	1 mo. USD LIBOR + 3.750%, 6.05%, 08/01/2025	527,772
	145,000	1 mo. USD LIBOR + 6.750%, 9.05%, 08/03/2026	146,957
	225,086	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 03/23/2025	226,211
	266,872	Utility One Source L.P. 1 mo. USD LIBOR + 5.500%, 7.80%, 04/18/2023	270,876

			1,171,816

		Machinery - Diversified - 0.7%
		Gardner Denver, Inc.
EUR	1,019,700	1 mo. EURIBOR + 3.000%, 3.00%, 07/30/2024	1,157,308
	$222,724	3 mo. USD LIBOR + 2.750%, 5.05%, 07/30/2024	223,031
	1,142,824	Gates Global LLC 3 mo. USD LIBOR + 2.750%, 5.05%, 04/01/2024	1,143,338
	363,175	Pro Mach Group, Inc. 1 mo. USD LIBOR + 3.000%, 5.28%, 03/07/2025	361,904
	189,525	Zodiac Pool Solutions LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 07/02/2025	189,408

			3,074,989

		Media - 2.8%
	943,993	Advantage Sales & Marketing, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 07/23/2021	856,674
		Altice Financing S.A.
EUR	128,700	3 mo. EURIBOR + 2.750%, 2.75%, 01/31/2026	145,153
	$796,950	3 mo. USD LIBOR + 2.750%, 5.04%, 01/31/2026	776,030
	953,172	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.31%, 04/30/2025	953,058
	442,775	CSC Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.78%, 01/25/2026	441,805
	810,436	ION Media Networks, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 12/18/2020	810,947
	732,600	Maxar Technologies Ltd. 1 mo. USD LIBOR + 2.750%, 5.15%, 10/04/2024	708,424
	650,401	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 11/15/2024	650,401
		NEP/NCP Holdco, Inc.
	100,000	1 mo. USD LIBOR + 3.250%, 0.00%, 10/20/2025(16)	100,350

The accompanying notes are an integral part of these financial statements.

137

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 27.1%(15) - (continued)
		Media - 2.8% - (continued)
	$210,000	1 mo. USD LIBOR + 7.000%, 0.00%, 10/19/2026(16)	$210,000
		Numericable Group S.A.
	280,725	1 mo. USD LIBOR + 2.750%, 5.05%, 07/31/2025	270,462
	1,110,100	3 mo. USD LIBOR + 3.688%, 5.97%, 01/31/2026	1,081,193
		PSAV Holdings LLC
	1,006,509	3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	998,537
	310,000	3 mo. USD LIBOR + 7.250%, 9.78%, 09/01/2025	304,575
	324,188	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.06%, 08/17/2024	324,025
	675,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 08/15/2026	672,469
	920,334	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 5.30%, 01/27/2024	922,064
		Unitymedia Finance LLC
	430,000	1 mo. USD LIBOR + 2.250%, 4.53%, 09/30/2025	429,303
	1,005,000	1 mo. USD LIBOR + 2.250%, 4.53%, 01/15/2026	1,003,050
EUR	205,000	Unitymedia Hessen GmbH & Co. KG 6 mo. EURIBOR + 2.750%, 2.75%, 01/15/2027	233,136
	$920,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	918,942

			12,810,598

		Metal Fabricate/Hardware - 0.1%
	392,683	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/21/2024	392,978

		Miscellaneous Manufacturing - 0.5%
	183,150	Core & Main LP 6 mo. USD LIBOR + 3.000%, 5.32%, 08/01/2024	182,921
EUR	404,914	CTC AcquiCo GmbH 3 mo. EURIBOR + 3.000%, 3.00%, 03/07/2025	458,360
	$754,333	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.28%, 10/20/2024	751,187
	946,022	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.39%, 05/16/2024	940,110

			2,332,578

		Oil & Gas - 0.9%
	45,000	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.78%, 03/30/2023	45,056
	271,563	BCP Raptor LLC 2 mo. USD LIBOR + 4.250%, 6.64%, 06/24/2024	267,636
		California Resources Corp.
	250,000	1 mo. USD LIBOR + 4.750%, 7.04%, 12/31/2022	253,332
	470,000	1 mo. USD LIBOR + 10.375%, 12.67%, 12/31/2021	522,875
	230,000	Caprock Midstream LLC 1 mo. USD LIBOR + 4.750%, 0.00%, 11/03/2025(16)	228,275
	500,000	Grizzly Acquisitions, Inc. 1 mo. USD LIBOR + 3.250%, 5.65%, 10/01/2025	502,085
	76,147	PES Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.44%, 12/31/2022	62,440
	910,634	PowerTeam Services, LLC 3 mo. USD LIBOR + 3.250%, 5.64%, 03/06/2025	906,081
	390,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.60%, 09/27/2024	392,196
	900,000	Ultra Resources, Inc. 1 mo. USD LIBOR + 3.000%, 5.47%, 04/12/2024	841,176

			4,021,152

		Oil & Gas Services - 0.2%
	871,538	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 5.28%, 11/23/2020	858,682

		Packaging & Containers - 0.9%
	134,663	Berlin Packaging LLC 1 mo. USD LIBOR + 3.000%, 5.28%, 11/07/2025	134,419

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 27.1%(15) - (continued)
		Packaging & Containers - 0.9% - (continued)
		Berry Global, Inc.
	$444,710	3 mo. USD LIBOR + 1.750%, 4.03%, 01/06/2021	$443,545
	723,174	1 mo. USD LIBOR + 2.000%, 4.28%, 10/01/2022	722,631
		Crown Americas LLC
EUR	189,525	1 mo. EURIBOR + 2.375%, 2.38%, 04/03/2025	215,941
	$243,276	1 Week USD LIBOR + 2.000%, 4.28%, 04/03/2025	243,407
		Flex Acquisition Co., Inc.
	384,150	3 mo. USD LIBOR + 3.000%, 5.26%, 12/29/2023	383,028
	364,088	1 mo. USD LIBOR + 3.250%, 5.51%, 06/29/2025	364,284
	371,250	Plastipak Packaging, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 10/14/2024	370,092
	295,994	Proampac PG Borrower LLC 1 mo. USD LIBOR + 3.500%, 5.84%, 11/18/2023	296,290
	1,177,683	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/05/2023	1,177,683

			4,351,320

		Pharmaceuticals - 0.4%
	819,625	Endo Luxembourg Finance Co. S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.56%, 04/29/2024	822,526
	118,800	IQVIA, Inc. 3 mo. USD LIBOR + 2.000%, 4.39%, 01/17/2025	118,800
	289,024	NVA Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 5.05%, 02/02/2025	286,134
	646,060	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.27%, 06/01/2025	645,912

			1,873,372

		Real Estate - 0.2%
	806,591	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.28%, 12/20/2024	804,155

		Real Estate Investment Trusts - 0.2%
	263,675	Iron Mountain, Inc. 3 mo. USD LIBOR + 1.750%, 4.05%, 01/02/2026	259,654
	897,000	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.30%, 03/21/2025	893,798

			1,153,452

		Retail - 2.1%
	1,286,253	Albertsons LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 08/25/2021	1,283,770
	442,314	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.55%, 02/16/2024	440,434
	1,356,300	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.30%, 09/25/2024	1,355,812
EUR	438,900	Coty Inc. 1 mo. EURIBOR + 2.500%, 2.50%, 04/07/2025	490,116
	$686,343	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 04/07/2025	671,470
	410,255	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 08/18/2023	403,076
	500,893	J. Crew Group, Inc. 3 mo. USD LIBOR + 3.000%, 5.35%, 03/05/2021	456,554
	1,012,397	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.500%, 4.79%, 01/28/2023	1,004,490
	602,507	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.53%, 10/25/2020	547,944
	339,150	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.28%, 06/06/2025	340,846
	903,175	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 6.34%, 09/12/2024	900,411
	1,943,404	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 06/27/2023	1,939,283

			9,834,206

The accompanying notes are an integral part of these financial statements.

138

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 27.1%(15) - (continued)
	Semiconductors - 0.1%
$443,123	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	$441,351
221,154	ON Semiconductor Corp. 1 mo. USD LIBOR + 1.750%, 4.05%, 03/31/2023	220,663

		662,014

	Software - 3.0%
621,091	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 5.89%, 06/13/2024	617,122
496,936	Aristocrat Technologies, Inc. 3 mo. USD LIBOR + 1.750%, 4.22%, 10/19/2024	494,904
633,750	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2024	632,723
105,000	Compuware Corporation 5.79%, 08/22/2025	105,700
276,500	Cypress Intermediate Holdings , Inc. 1 mo. USD LIBOR + 3.000%, 5.31%, 04/26/2024	276,550
1,313,134	Epicor Software Corp. 1 mo. USD LIBOR + 3.250%, 5.56%, 06/01/2022	1,315,393
825,303	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.55%, 12/22/2023	827,366
	First Data Corp.
1,172,126	1 mo. USD LIBOR + 2.000%, 4.29%, 07/08/2022	1,167,883
2,279,352	1 mo. USD LIBOR + 2.000%, 4.29%, 04/26/2024	2,266,063
236,400	Global Payments, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 04/21/2023	236,104
754,616	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 02/15/2024	755,092
	Hyland Software, Inc.
100,000	1 mo. USD LIBOR + 7.000%, 0.00%, 07/07/2025(16)	100,150
133,308	1 mo. USD LIBOR + 3.250%, 5.55%, 07/01/2022	133,947
100,000	1 mo. USD LIBOR + 3.250%, 5.55%, 07/01/2024	100,000
760,181	Infor U.S., Inc. 1 mo. USD LIBOR + 2.750%, 5.14%, 02/01/2022	756,951
53,765	MA FinanceCo. LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	53,580
390,000	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 4.250%, 6.78%, 05/16/2025	391,096
363,085	Seattle Spinco, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 06/21/2024	361,836
299,219	SkillSoft Corp. 3 mo. USD LIBOR + 4.750%, 7.05%, 04/28/2021	275,921
110,000	Sound Inpatient Physicians 1 mo. USD LIBOR + 6.750%, 9.05%, 06/26/2026	110,000
1,084,496	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	1,078,251
280,000	Web.com Group, Inc. 1 mo. USD LIBOR + 3.750%, 0.00%, 10/10/2025(16)	279,387
1,456,475	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 06/30/2023	1,457,684

		13,793,703

	Telecommunications - 1.0%
900,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 02/22/2024	900,423
1,374,075	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 02/02/2024	1,372,783
1,867,987	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/15/2024	1,790,634
295,000	Zacapa LLC 1 mo. USD LIBOR + 5.000%, 7.39%, 07/02/2025	296,351
282,410	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 01/19/2024	282,543

		4,642,734

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 27.1%(15) - (continued)
	Transportation - 0.2%
$745,006	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.77%, 08/01/2025	$749,662

	Total Senior Floating Rate Interests (cost $126,435,657)	$125,518,235

U.S. GOVERNMENT AGENCIES - 3.2%
	Mortgage-Backed Agencies - 3.2%
	FHLMC - 2.4%
4,550,794	0.15%, 10/25/2020(4)(8)	$13,079
1,730,000	1 mo. USD LIBOR + 3.900%, 6.19%, 04/25/2029(2)	1,931,466
2,203,000	1 mo. USD LIBOR + 3.450%, 5.73%, 10/25/2029(2)	2,404,974
1,063,844	1 mo. USD LIBOR + 4.000%, 6.28%, 08/25/2024(2)	1,155,611
77,031	4.50%, 03/15/2041	79,799
49,818	3.00%, 03/15/2033(8)	6,045
134,319	4.00%, 07/15/2027(8)	12,098
12,350	5.50%, 08/15/2033	13,181
43,433	6.50%, 07/15/2036	47,429
6,385	0.00%, 11/15/2036(18)	5,721
119,909	4.75%, 07/15/2039	126,251
2,345,000	1 mo. USD LIBOR + 2.500%, 4.78%, 03/25/2030(2)	2,430,712
2,382,000	1 mo. USD LIBOR + 2.350%, 4.63%, 04/25/2030(2)	2,432,454
430,000	3.82%, 05/25/2048(1)(4)	393,921

		11,052,741

	FNMA - 0.8%
331,344	5.50%, 06/25/2042(8)	75,626
18,351	5.46%, 05/25/2042(4)(8)	2,071
34,154	4.50%, 07/25/2027(8)	3,483
41,759	4.00%, 03/25/2042(8)	6,562
279,501	3.00%, 01/25/2028(8)	22,878
42,501	2.50%, 06/25/2028(8)	3,156
184,258	1.58%, 04/25/2055(4)(8)	8,487
83,046	3.50%, 05/25/2030(8)	9,919
5,000	2.44%, 01/01/2023	4,834
23,298	3.67%, 08/01/2023	23,471
34,073	3.93%, 10/01/2023	34,698
5,000	3.70%, 10/01/2023	5,046
23,091	3.87%, 10/01/2025	23,370
5,000	3.86%, 11/01/2023	5,086
17,800	4.06%, 10/01/2028	18,223
15,000	3.86%, 12/01/2025	15,175
9,408	3.45%, 01/01/2024	9,403
9,349	3.47%, 01/01/2024	9,353
10,000	3.76%, 03/01/2024	10,067
9,657	3.97%, 05/01/2029	9,808
33,379	3.89%, 05/01/2030	33,393
9,362	3.96%, 05/01/2034	9,370
24,065	3.24%, 12/01/2026	23,526
29,599	3.16%, 12/01/2026	28,772
79,744	5.50%, 04/25/2035	87,163
30,575	5.50%, 04/25/2037	32,910
56,880	0.00%, 06/25/2036(18)	47,354
3,300,000	3.50%, 11/01/2048(19)	3,211,957

		3,775,161

	GNMA - 0.0%
36,422	4.00%, 05/16/2042(8)	5,176

The accompanying notes are an integral part of these financial statements.

139

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 3.2% - (continued)
	GNMA - 0.0% - (continued)
$96,803	5.00%, 10/16/2041(8)	$15,257

		20,433

		14,848,335

	Total U.S. Government Agencies (cost $14,381,473)	$14,848,335

U.S. GOVERNMENT SECURITIES - 5.9%
	U.S. Treasury Securities - 5.9%
	U.S. Treasury Bonds - 0.9%
50,000	5.38%, 02/15/2031	$61,014
3,335,000	6.25%, 05/15/2030(20)(21)	4,317,652

		4,378,666

	U.S. Treasury Notes - 5.0%
13,842,973	0.38%, 07/15/2027(20)(22)	13,028,797
255,000	1.88%, 11/30/2021(20)	247,061
2,890,000	2.13%, 05/15/2025(20)	2,728,341
5,785,000	2.25%, 02/15/2027(20)	5,416,206
1,520,000	2.88%, 05/31/2025	1,502,722

		22,923,127

		27,301,793

	Total U.S. Government Securities (cost $28,571,797)	$27,301,793

COMMON STOCKS - 0.1%
	Energy - 0.1%
32,328	Ascent Resources - Marcellus LLC Class A*(5)(7)	$101,833
83,644,001	KCA Deutag*(5)(7)(23)	552,050
713	Paragon Offshore Ltd., Litigation*	9,321
3,682	Philadelphia Energy Solutions Class A*	25,774
19,531	Templar Energy LLC Class A*	14,648

		703,626

	Total Common Stocks (cost $1,437,285)	$703,626

ESCROWS(25) - 0.0%
	Energy - 0.0%
2,648	Paragon Offshore Ltd.*	$—

	Utilities - 0.0%
600,000	TCEH Corp.*(5)(7)	1

	Total Escrows (cost $—)	$1

CONVERTIBLE PREFERRED STOCKS - 0.1%
	Utilities - 0.1%
5,000	Sempra Energy Series A, 6.00%*	$495,800

	Total Convertible Preferred Stocks (cost $502,500)	$495,800

WARRANTS - 0.0%
	Energy - 0.0%
8,370	Ascent Resources - Marcellus LLC Expires 3/30/2023*(5)(7)	$669

	Total Warrants (cost $669)	$669

	Total Long-Term Investments (cost $473,358,769)	$454,777,138

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 4.0%
		Certificates of Deposit - 0.4%
		Canadian Imperial Bank of Commerce
	$300,000	3 mo. USD LIBOR + 0.150%, 2.49%, 05/09/2019(2)(14)	$300,046
	850,000	3 mo. USD LIBOR + 0.320%, 2.73%, 07/05/2019(2)(14)	850,966
	730,000	Credit Agricole Corporate and Investment Bank 3 mo. USD LIBOR + 0.400%, 2.77%, 09/24/2020(2)(12)(14)	729,861

			1,880,873

		Commercial Paper - 0.4%
	250,000	AstraZeneca plc 2.36%, 11/13/2018(14)	249,790
	400,000	DNB Bank ASA 1 mo. USD LIBOR + 0.170%, 2.45%, 07/09/2019(1)(2)(14)	399,894
	550,000	Glencore Funding LLC 2.55%, 12/11/2018(14)	548,429
	500,000	Intesa Funding LLC 2.49%, 11/26/2018(14)	499,115
	250,000	Transcanada PipeLines Ltd. 0.00%, 11/01/2018(14)	250,000

			1,947,228

		Foreign Government Obligations - 1.1%
		Japan Treasury Discount Bill
JPY	229,850,000	0.16%, 11/05/2018(14)	2,037,062
	317,800,000	0.28%, 01/15/2019(14)	2,818,003

			4,855,065

		Other Investment Pools & Funds - 1.3%
	$6,218,524	Fidelity Institutional Government Fund, Institutional Class, 2.07%(24)	6,218,524

		Securities Lending Collateral - 0.8%
	185,196	Citibank NA DDCA, 2.19%, 11/1/2018(24)	185,196
	1,434,139	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.07%(24)	1,434,139
	421,500	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(24)	421,500
	1,023,141	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(24)	1,023,141
	195,791	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(24)	195,791
	444,158	Western Asset Institutional Government Class A Fund, Institutional Class, 2.06%(24)	444,158

			3,703,925

		Total Short-Term Investments (cost $18,614,026)	$18,605,615

Total Investments Excluding Purchased Options (cost $491,972,795)	102.1%	$473,382,753

Total Purchased Options (cost $313,110)	0.1%	$397,017

Total Investments (cost $492,285,905)	102.2%	$473,779,770
Other Assets and Liabilities	(2.2)%	(10,419,974)

Total Net Assets	100.0%	$463,359,796

The accompanying notes are an integral part of these financial statements.

140

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $88,152,400, representing 19.0% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $654,555, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	Investment valued using significant unobservable inputs.

(8)	Securities disclosed are interest-only strips.

(9)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $74,582,490, representing 16.1% of net assets.

(10)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.
(11)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(12)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,330,253 at October 31, 2018.

(13)	Security is a zero-coupon bond.

(14)	The rate shown represents current yield to maturity.

(15)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(16)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(17)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2018, the aggregate value of the unfunded commitment was $59,240, which rounds to zero percent of total net assets.

(18)	Securities disclosed are principal-only strips.

(19)	Represents or includes a TBA transaction.

(20)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(21)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(22)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(23)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $552,050 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	83,644,001	$1,133,544	$552,050

(24)	Current yield as of period end.

(25)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	BOA	3.20%	Receive	05/30/19	USD	8,690,000	8,690,000	$167,195	$135,129	$32,066
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	DEUT	3.20%	Receive	05/30/19	USD	11,945,000	11,945,000	229,822	177,981	51,841

Total Puts							20,635,000	$397,017	$313,110	$83,907

Total purchased swaption contracts							20,635,000	$397,017	$313,110	$83,907

*	Swaptions with forward premiums.

The accompanying notes are an integral part of these financial statements.

141

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
CDX.NA.IG.31	GSC	70.00	Pay	11/21/18	USD	(116,614,000)	(116,614,000)	$(222,644)	$(189,498)	$(33,146)

Written swaption contracts:
Puts
CDX.NA.IG.31	GSC	70.00	Pay	11/21/18	USD	(116,614,000)	(116,614,000)	$(164,278)	$(195,328)	$31,050

Total written swaption contracts							(233,228,000)	$(386,922)	$(384,826)	$(2,096)

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	3	12/17/2018	$274,931	$(764)
Australian 10-Year Bond Future	12	12/17/2018	946,963	(410)
Australian Dollar Future	13	12/17/2018	920,010	(28,369)
British Pound Future	46	12/17/2018	3,678,850	(72,379)
Canadian Dollar Future	73	12/18/2018	5,547,635	(39,940)
Canadian Government 10-Year Bond Future	4	12/13/2018	5,339,832	10,965
Canadian Government 10-Year Bond Future	117	12/18/2018	11,744,882	(39,334)
Euro FX Future	19	12/17/2018	2,696,931	(85,780)
Euro-BTP Future	14	12/06/2018	1,928,858	281
Euro-OAT Future	14	12/06/2018	2,409,646	(8,588)
Euro-Schatz Future	28	12/06/2018	3,551,199	3,175
Japanese Yen Currency Future	51	12/17/2018	5,658,131	(134,947)
Long Gilt Future	4	12/27/2018	625,858	7,315
Mini-10-Year JGB Future	10	12/12/2018	1,334,072	2,254
U.S. Treasury 2-Year Note Future	550	12/19/2018	65,140,625	(729,350)
U.S. Treasury 5-Year Note Future	87	12/31/2018	18,327,094	(1,409)
U.S. Treasury 10-Year Note Future	832	12/31/2018	93,502,500	(751,889)
U.S. Treasury Long Bond Future	45	12/19/2018	6,215,625	(273,677)

Total				$(2,142,846)

Short position contracts:
Euro-BOBL Future	8	12/06/2018	$1,191,004	$592
Euro-BUXL 30-Year Bond Future	3	12/06/2018	601,098	779
Euro-Bund Future	34	12/06/2018	6,171,630	23,589
Swiss Franc Future	29	12/17/2018	3,609,775	177,197
U.S. Treasury 10-Year Ultra Future	119	12/19/2018	14,888,016	(92,192)
U.S. Treasury Ultra Bond Future	73	12/19/2018	10,892,969	265,052

Total				$375,017

Total futures contracts				$(1,767,829)

OTC Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	360,544	(0.09%)	08/25/37	Monthly	$75,986	$—	$12,613	$(63,373)
ABX.HE.AAA.07	CSI	USD	1,029,661	(0.09%)	08/25/37	Monthly	249,516	—	36,020	(213,496)
ABX.HE.PENAAA.06	JPM	USD	281,510	(0.11%)	05/25/46	Monthly	30,350	—	15,125	(15,225)
ABX.HE.PENAAA.06	CSI	USD	442,297	(0.11%)	05/25/46	Monthly	47,793	—	23,765	(24,028)
PrimeX.ARM.2*	MSC	USD	140,118	(4.58%)	12/25/37	Monthly	—	(291)	(139)	152

Total							$403,645	$(291)	$87,384	$(315,970)

The accompanying notes are an integral part of these financial statements.

142

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Credit Default Swap Contracts Outstanding at October 31, 2018 – (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection:
ABX.HE.AAA.07	MSC	USD	360,544	0.09%	08/25/37	Monthly	$3,408	$—	$(12,612)	$(16,020)
ABX.HE.AAA.07	MSC	USD	1,025,151	0.09%	08/25/37	Monthly	9,750	—	(35,861)	(45,611)
ABX.HE.PENAAA.06	BCLY	USD	723,807	0.11%	05/25/46	Monthly	—	(18,907)	(38,890)	(19,983)
CMBX.NA.AAA.10	GSC	USD	2,132,000	0.50%	11/17/59	Monthly	—	(1,281)	(5,900)	(4,619)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(16,210)	(13,889)	2,321
CMBX.NA.BB.6	CSI	USD	51,000	5.00%	05/11/63	Monthly	—	(9,065)	(12,435)	(3,370)
CMBX.NA.BB.6	JPM	USD	65,000	5.00%	05/11/63	Monthly	—	(9,328)	(15,849)	(6,521)
CMBX.NA.BB.6	GSC	USD	82,000	5.00%	05/11/63	Monthly	—	(9,196)	(19,993)	(10,797)
CMBX.NA.BB.6	CSI	USD	130,000	5.00%	05/11/63	Monthly	—	(18,656)	(31,191)	(12,535)
CMBX.NA.BB.6	CSI	USD	555,000	5.00%	05/11/63	Monthly	—	(108,851)	(133,162)	(24,311)
CMBX.NA.BB.6	CSI	USD	970,000	5.00%	05/11/63	Monthly	—	(197,117)	(232,734)	(35,617)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(129,755)	(177,989)	(48,234)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(129,755)	(177,989)	(48,234)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(129,755)	(177,989)	(48,234)
CMBX.NA.BB.6	CSI	USD	830,000	5.00%	05/11/63	Monthly	—	(147,529)	(201,951)	(54,422)
CMBX.NA.BB.6	GSC	USD	1,155,000	5.00%	05/11/63	Monthly	—	(205,867)	(281,613)	(75,746)
CMBX.NA.BB.6	GSC	USD	550,000	5.00%	05/11/63	Monthly	—	(58,127)	(134,101)	(75,974)
CMBX.NA.BB.6	MSC	USD	1,491,000	5.00%	05/11/63	Monthly	—	(265,035)	(360,668)	(95,633)
CMBX.NA.BB.8	CSI	USD	1,470,000	5.00%	10/17/57	Monthly	—	(395,779)	(275,694)	120,085
CMBX.NA.BB.8	CSI	USD	1,325,000	5.00%	10/17/57	Monthly	—	(356,740)	(248,955)	107,785
CMBX.NA.BB.8	MSC	USD	1,006,000	5.00%	10/17/57	Monthly	—	(270,871)	(187,549)	83,322
CMBX.NA.BB.8	GSC	USD	580,000	5.00%	10/17/57	Monthly	—	(169,781)	(109,117)	60,664
CMBX.NA.BB.8	GSC	USD	462,000	5.00%	10/17/57	Monthly	—	(111,375)	(85,120)	26,255
CMBX.NA.BB.8	DEUT	USD	365,000	5.00%	10/17/57	Monthly	—	(88,382)	(67,249)	21,133
CMBX.NA.BB.8	CSI	USD	34,000	5.00%	10/17/57	Monthly	—	(9,154)	(6,396)	2,758
CMBX.NA.BBB-.6	DEUT	USD	3,475,000	3.00%	05/11/63	Monthly	—	(550,126)	(475,671)	74,455
CMBX.NA.BBB-.6	MSC	USD	1,875,000	3.00%	05/11/63	Monthly	—	(302,504)	(255,489)	47,015
CMBX.NA.BBB-.6	DEUT	USD	1,924,000	3.00%	05/11/63	Monthly	—	(303,923)	(262,165)	41,758
CMBX.NA.BBB-.6	DEUT	USD	888,000	3.00%	05/11/63	Monthly	—	(123,847)	(123,071)	776
CMBX.NA.BBB-.6	CSI	USD	2,370,000	3.00%	05/11/63	Monthly	—	(327,248)	(328,468)	(1,220)
CMBX.NA.BBB-.6	MSC	USD	1,445,000	3.00%	05/11/63	Monthly	—	(211,821)	(200,268)	11,553
CMBX.NA.BBB-.6	DEUT	USD	1,205,000	3.00%	05/11/63	Monthly	—	(178,509)	(167,006)	11,503
CMBX.NA.BBB-.6	CSI	USD	850,000	3.00%	05/11/63	Monthly	—	(121,849)	(117,805)	4,044
PrimeX.ARM.2*	JPM	USD	140,118	4.58%	12/25/37	Monthly	5,484	—	137	(5,347)

Total							$18,642	$(4,976,343)	$(4,974,702)	$(17,001)

Total indices							$422,287	$(4,976,634)	$(4,887,318)	$(332,971)

Credit default swaps on single-name issues:
Sell protection:
Russian Federation	BCLY	USD	945,000	1.00%	12/20/23	Quarterly	$—	$(21,828)	$(19,169)	$2,659
Russian Federation	MSC	USD	430,000	1.00%	12/20/23	Quarterly	—	(8,090)	(8,722)	(632)
Russian Federation	JPM	USD	595,000	1.00%	12/20/23	Quarterly	—	(11,195)	(12,069)	(874)
Russian Federation	MSC	USD	440,000	1.00%	12/20/23	Quarterly	—	(7,871)	(8,926)	(1,055)

Total							$—	$(48,984)	$(48,886)	$98

Total single-name issues							$—	$(48,984)	$(48,886)	$98

Total OTC contracts							$422,287	$(5,025,618)	$(4,936,204)	$(332,873)

*	See Footnotes 5 and 7 following the schedule of investments.

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.29.V1	USD	6,650,000	(1.00%)	06/20/23	Quarterly	$164,020	$243,753	$79,733
CDX.NA.HY.31.V1	USD	32,635,000	(5.00%)	12/20/23	Quarterly	1,898,182	1,883,867	(14,315)

The accompanying notes are an integral part of these financial statements.

143

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2018 – (continued)
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Buy protection – (continued):
CDX.NA.IG.31.V1	USD	1,610,000	(1.00%)	12/20/23	Quarterly	$(31,531)	$(25,667)	$5,864
ITRAXX.XOV.30.V	EUR	2,805,000	(5.00%)	12/20/23	Quarterly	351,562	306,423	(45,139)

Total						$2,382,233	$2,408,376	$26,143

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.30.V1	USD	23,380,000	1.00%	06/20/23	Quarterly	$(356,640)	$(398,857)	$(42,217)

Total						$2,025,593	$2,009,519	$(16,074)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.25% Fixed	USD	21,037,000	06/20/28	Semi-Annual	$1,101,571	$—	$1,582,675	$481,104
3 Mo. USD LIBOR	2.75% Fixed	USD	4,640,000	12/20/47	Semi-Annual	—	(101,177)	457,630	558,807

Total						$1,101,571	$(101,177)	$2,040,305	$1,039,911

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
150,000	AUD	105,952	USD	MSC	11/05/18	$277	$—
1,380,000	AUD	996,278	USD	CBK	11/05/18	—	(18,972)
1,530,000	AUD	1,087,256	USD	BOA	12/06/18	—	(3,358)
150,000	AUD	109,262	USD	JPM	12/19/18	—	(2,981)
507,000	BRL	121,685	USD	BCLY	12/04/18	14,103	—
185,000	BRL	44,041	USD	MSC	12/04/18	5,506	—
103,000	BRL	25,040	USD	MSC	12/04/18	2,547	—
51,000	BRL	12,366	USD	MSC	12/04/18	1,293	—
32,000	BRL	7,635	USD	MSC	12/04/18	936	—
230,000	BRL	61,712	USD	DEUT	12/04/18	—	(112)
100,000	CAD	77,345	USD	JPM	11/05/18	—	(1,377)
265,000	CAD	206,858	USD	DEUT	11/05/18	—	(5,543)
809,000	CAD	622,428	USD	RBC	11/05/18	—	(7,847)
40,000	CAD	30,401	USD	RBC	12/06/18	5	—
1,109,000	CAD	843,843	USD	BCLY	12/06/18	—	(837)
145,000	CAD	112,653	USD	BOA	12/19/18	—	(2,392)
83,200,000	CLP	125,061	USD	BNP	12/19/18	—	(5,429)
9,982,000	CNH	1,445,201	USD	MSC	12/19/18	—	(17,715)
373,000,000	COP	124,106	USD	GSC	12/19/18	—	(8,493)
2,700,000	CZK	124,212	USD	GSC	12/19/18	—	(5,716)
767,000	DKK	116,521	USD	MSC	11/05/18	—	(31)
230,000	DKK	35,525	USD	MSC	11/05/18	—	(593)
7,120,000	EGP	371,220	USD	GSC	01/08/19	18,503	—
12,510,000	EGP	656,176	USD	MSC	04/22/19	9,632	—
8,130,000	EGP	426,772	USD	DEUT	04/22/19	5,924	—
9,000	EUR	10,475	USD	SSG	11/05/18	—	(277)
64,000	EUR	74,139	USD	DEUT	11/05/18	—	(1,622)
230,000	EUR	267,863	USD	CIBC	11/05/18	—	(7,253)
1,143,000	EUR	1,316,634	USD	MSC	11/05/18	—	(21,517)
9,687,000	EUR	11,256,284	USD	MSC	11/05/18	—	(280,080)
302,000	EUR	344,574	USD	CBK	11/30/18	—	(1,695)
5,077,000	EUR	5,775,123	USD	BCLY	12/06/18	—	(6,959)
86,000	EUR	99,551	USD	GSC	12/19/18	—	(1,698)

The accompanying notes are an integral part of these financial statements.

144

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
147,000	EUR	171,268	USD	JPM	12/19/18	$—	$(4,008)
112,000	GBP	146,272	USD	MSC	11/05/18	—	(3,084)
1,121,000	GBP	1,466,499	USD	BCLY	11/05/18	—	(33,340)
1,043,000	GBP	1,333,992	USD	BOA	12/06/18	1,482	—
151,000	GBP	193,244	USD	SSG	12/06/18	99	—
859,000,000	IDR	56,012	USD	MSC	12/19/18	116	—
1,006,012,000	JPY	8,850,091	USD	ANZ	11/05/18	68,765	—
65,900,000	JPY	579,151	USD	MSC	11/05/18	5,089	—
5,900,000	JPY	51,930	USD	RBC	11/05/18	377	—
731,368,000	JPY	6,473,922	USD	RBC	12/06/18	26,528	—
313,444,000	JPY	2,786,912	USD	MSC	12/06/18	—	(1,000)
680,000	MXN	36,174	USD	CIBC	11/05/18	—	(2,729)
2,122,000	MXN	112,036	USD	RBC	11/05/18	—	(7,668)
760,000	MXN	37,223	USD	HSBC	12/06/18	—	(35)
609,000	MXN	29,846	USD	GSC	12/06/18	—	(46)
1,930,000	MXN	100,271	USD	BNP	12/19/18	—	(6,048)
99,000	MYR	23,713	USD	BCLY	11/05/18	—	(57)
162,000	NOK	19,214	USD	CBK	11/05/18	8	—
170,000	NOK	20,342	USD	BCLY	11/05/18	—	(171)
165,000	NZD	110,200	USD	SSG	12/19/18	—	(2,471)
138,000	PEN	41,454	USD	BNP	12/19/18	—	(602)
275,000	PEN	82,595	USD	BNP	12/19/18	—	(1,187)
350,000	PEN	105,232	USD	BCLY	12/19/18	—	(1,621)
6,750,000	PHP	123,400	USD	UBS	12/19/18	2,328	—
150,000	PLN	40,062	USD	BOA	11/05/18	—	(967)
250,000	PLN	67,759	USD	HSBC	11/05/18	—	(2,601)
202,000	PLN	54,459	USD	HSBC	12/19/18	—	(1,739)
718,000	PLN	193,562	USD	JPM	12/19/18	—	(6,170)
3,308,000	RUB	48,197	USD	GSC	12/19/18	1,708	—
2,068,000	RUB	30,133	USD	MSC	12/19/18	1,066	—
2,068,000	RUB	30,278	USD	GSC	12/19/18	920	—
1,757,000	RUB	25,609	USD	JPM	12/19/18	898	—
1,137,000	RUB	16,553	USD	BCLY	12/19/18	600	—
8,170,000	RUB	123,051	USD	JPM	12/19/18	204	—
454,000	SEK	51,329	USD	MSC	11/05/18	—	(1,698)
454,000	SEK	49,559	USD	CBK	12/06/18	213	—
113,000	SGD	82,644	USD	CBK	11/05/18	—	(1,056)
770,000	TRY	119,257	USD	BCLY	12/19/18	14,354	—
1,086,912	USD	1,530,000	AUD	BOA	11/05/18	3,377	—
67,291	USD	95,000	AUD	RBC	12/06/18	—	(10)
1,848,871	USD	2,570,000	AUD	CBA	12/19/18	27,927	—
210,418	USD	878,000	BRL	SCB	12/04/18	—	(24,733)
50,324	USD	65,000	CAD	CIBC	11/05/18	945	—
843,410	USD	1,109,000	CAD	BCLY	11/05/18	924	—
210,948	USD	275,000	CAD	SSG	11/15/18	1,999	—
104,044	USD	135,000	CAD	SSG	11/15/18	1,469	—
232,789	USD	306,000	CAD	BNP	11/21/18	260	—
644,348	USD	825,000	CAD	SSG	11/26/18	17,375	—
256,002	USD	335,000	CAD	SSG	11/26/18	1,413	—
1,987,957	USD	2,580,000	CAD	BMO	12/19/18	26,059	—
60,322	USD	41,200,000	CLP	GSC	12/19/18	1,082	—
58,988	USD	183,100,000	COP	GSC	12/19/18	2,236	—
59,306	USD	1,320,000	CZK	CBK	12/19/18	1,374	—
103,192	USD	660,000	DKK	MSC	11/05/18	2,953	—
52,103	USD	337,000	DKK	BCLY	11/05/18	920	—
116,816	USD	767,000	DKK	MSC	12/06/18	—	(9)
102,863	USD	1,940,000	EGP	BOA	01/08/19	—	(3,325)
154,642	USD	2,990,000	EGP	DEUT	01/08/19	—	(9,020)
918,229	USD	795,000	EUR	GSC	11/05/18	17,426	—
5,761,380	USD	5,077,000	EUR	BCLY	11/05/18	8,702	—
83,494	USD	72,000	EUR	DEUT	11/05/18	1,911	—
83,285	USD	72,000	EUR	BNP	11/05/18	1,703	—
47,185	USD	41,000	EUR	RBC	11/05/18	728	—
23,305,589	USD	20,500,000	EUR	SSG	11/30/18	30,702	—

The accompanying notes are an integral part of these financial statements.

145

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
244,062	USD	215,000	EUR	UBS	12/06/18	$—	$(208)
10,685,854	USD	9,160,000	EUR	SSG	12/19/18	263,415	—
1,188,787	USD	1,010,000	EUR	SSG	12/19/18	39,588	—
1,659,084	USD	1,450,000	EUR	CBK	12/19/18	9,244	—
167,089	USD	141,000	EUR	GSC	12/19/18	6,656	—
25,698	USD	22,000	EUR	UBS	12/19/18	666	—
122,353	USD	107,000	EUR	GSC	12/19/18	607	—
2,001,561	USD	1,720,000	EUR	RBC	01/31/19	36,477	—
128,468	USD	98,000	GBP	CBK	11/05/18	3,178	—
120,148	USD	92,000	GBP	CIBC	11/05/18	2,530	—
1,332,224	USD	1,043,000	GBP	BOA	11/05/18	—	(1,215)
280,921	USD	219,000	GBP	BMO	11/30/18	623	—
823,968	USD	644,000	GBP	BCLY	12/06/18	—	(619)
3,587,568	USD	2,735,000	GBP	BCLY	12/19/18	82,575	—
131,879	USD	100,000	GBP	SSG	02/27/19	3,257	—
537,972	USD	150,000,000	HUF	CBK	01/09/19	11,287	—
55,527	USD	859,000,000	IDR	SCB	12/19/18	—	(601)
2,070,555	USD	229,850,000	JPY	CBK	11/05/18	32,807	—
2,780,731	USD	313,444,000	JPY	MSC	11/05/18	1,875	—
63,001	USD	7,100,000	JPY	GSC	11/05/18	56	—
228,591	USD	25,900,000	JPY	CIBC	11/05/18	—	(1,027)
6,459,707	USD	731,368,000	JPY	RBC	11/05/18	—	(24,278)
3,372,937	USD	371,050,000	JPY	JPM	11/13/18	81,463	—
862,616	USD	95,100,000	JPY	CBK	12/03/18	17,658	—
31,092	USD	3,500,000	JPY	RBS	12/06/18	—	(16)
3,670,862	USD	405,700,000	JPY	JPM	12/19/18	59,469	—
2,582,270	USD	290,650,000	JPY	JPM	01/09/19	—	(10,272)
2,812,788	USD	317,800,000	JPY	CBK	01/15/19	—	(23,341)
4,249,858	USD	473,500,000	JPY	JPM	01/22/19	21,763	—
2,133,492	USD	237,750,000	JPY	JPM	01/28/19	9,456	—
4,361,847	USD	485,050,000	JPY	JPM	02/04/19	26,317	—
115,272	USD	2,193,000	MXN	GSC	11/05/18	7,411	—
30,000	USD	609,000	MXN	GSC	11/05/18	47	—
237,672	USD	4,545,000	MXN	RBC	12/19/18	15,784	—
55,743	USD	1,070,000	MXN	BNP	12/19/18	3,505	—
23,942	USD	99,000	MYR	BCLY	11/05/18	286	—
40,759	USD	332,000	NOK	CBK	11/05/18	1,367	—
19,238	USD	162,000	NOK	CBK	12/06/18	—	(11)
108,436	USD	165,000	NZD	BNP	12/19/18	707	—
106,367	USD	355,000	PEN	GSC	12/19/18	1,276	—
62,856	USD	3,420,000	PHP	BCLY	12/19/18	—	(846)
123,826	USD	460,000	PLN	CBK	12/19/18	3,769	—
61,160	USD	4,080,000	RUB	JPM	12/19/18	—	(392)
147,089	USD	10,338,000	RUB	BNP	12/19/18	—	(8,873)
49,436	USD	454,000	SEK	CBK	11/05/18	—	(194)
63,831	USD	400,000	TRY	GSC	12/19/18	—	(5,577)
25,622	USD	378,000	ZAR	JPM	11/05/18	15	—
61,350	USD	900,000	ZAR	JPM	12/19/18	720	—
149,453	USD	2,282,000	ZAR	GSC	12/19/18	—	(4,277)
378,000	ZAR	26,498	USD	JPM	11/05/18	—	(891)
378,000	ZAR	25,523	USD	JPM	12/06/18	—	(17)
2,010,000	ZAR	139,103	USD	GSC	12/19/18	—	(3,697)

Total						$1,080,820	$(604,244)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal

Counterparty Abbreviations: – (continued)
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIB	Credit Agricole

The accompanying notes are an integral part of these financial statements.

146

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

Counterparty Abbreviations: – (continued)
CIBC	Canadian Imperial Bank of Commerce
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona

Currency Abbreviations: – (continued)
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CMT	Constant Maturity Treasury Index
ICE	Intercontinental Exchange, Inc.
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDOR	Canadian Dollar Offered Rate
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PAC	Planned Amortization Class
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$64,149,163	$—	$64,149,161	$2
Corporate Bonds	88,648,035	—	88,648,035	—
Foreign Government Obligations	125,853,773	—	125,853,773	—
Municipal Bonds	7,257,708	—	7,257,708	—
Senior Floating Rate Interests	125,518,235	—	125,518,235	—
U.S. Government Agencies	14,848,335	—	14,848,335	—
U.S. Government Securities	27,301,793	—	27,301,793	—
Common Stocks
Energy	703,626	—	49,743	653,883
Escrows	1	—	—	1
Convertible Preferred Stocks	495,800	495,800	—	—
Warrants	669	—	—	669
Short-Term Investments	18,605,615	9,922,449	8,683,166	—
Purchased Options	397,017	—	397,017	—
Foreign Currency Contracts(2)	1,080,820	—	1,080,820	—
Futures Contracts(2)	491,199	491,199	—	—
Swaps - Credit Default(2)	703,835	—	703,683	152
Swaps - Interest Rate(2)	1,039,911	—	1,039,911	—

Total	$477,095,535	$10,909,448	$465,531,380	$654,707

The accompanying notes are an integral part of these financial statements.

147

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2018

	Total	Level 1	Level 2(1)	Level 3(1)
Liabilities
Foreign Currency Contracts(2)	$(604,244)	$—	$(604,244)	$—
Futures Contracts(2)	(2,259,028)	(2,259,028)	—	—
Swaps - Credit Default(2)	(1,052,782)	—	(1,047,435)	(5,347)
Written Options	(386,922)	—	(386,922)	—

Total	$(4,302,976)	$(2,259,028)	$(2,038,601)	$(5,347)

(1)	For the year ended October 31, 2018, investments valued at $2 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

148

The Hartford Total Return Bond Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.8%
	Asset-Backed - Automobile - 0.5%
$809,224	CIG Automobile Receivables Trust 2.71%, 05/15/2023(1)	$803,526
2,435,000	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	2,407,307
201,774	Honor Automobile Trust Securitization 2.94%, 11/15/2019(1)	201,744
2,849,487	Skopos Auto Receivables Trust 3.19%, 09/15/2021(1)	2,847,941
4,310,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	4,256,990

		10,517,508

	Asset-Backed - Finance & Insurance - 19.5%
1,540,000	AIMCO CLO Ltd. 3 mo. USD LIBOR + 0.850%, 3.29%, 01/15/2028(1)(2)	1,533,108
90,040	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 5.82%, 11/25/2035(3)	90,459
4,200,000	AMMC CLO Ltd. 3 mo. USD LIBOR + 1.250%, 3.74%, 07/25/2029(1)(2)	4,199,996
	Anchorage Capital CLO Ltd.
6,130,000	3 mo. USD LIBOR + 1.000%, 3.51%, 07/28/2028(1)(2)	6,124,955
2,910,000	3 mo. USD LIBOR + 1.510%, 3.95%, 01/15/2029(1)(2)	2,912,727
3,970,000	Apex Credit CLO Ltd. 3 mo. USD LIBOR + 1.470%, 3.96%, 04/24/2029(1)(2)	3,977,988
1,097,047	Apidos CLO 3 mo. USD LIBOR + 0.980%, 3.43%, 01/19/2025(1)(2)	1,096,487
2,255,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.090%, 3.53%, 01/15/2031(1)(2)	2,243,716
6,225,000	Atrium 3 mo. USD LIBOR + 0.830%, 3.30%, 04/22/2027(1)(2)	6,195,363
	Avery Point CLO Ltd.
1,372,208	3 mo. USD LIBOR + 1.120%, 3.57%, 01/18/2025(1)(2)	1,371,507
3,035,115	3 mo. USD LIBOR + 1.100%, 3.59%, 04/25/2026(1)(2)	3,035,054
772,050	Babson CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.62%, 07/20/2025(1)(2)	771,760
	Bayview Koitere Fund Trust
6,308,067	3.50%, 07/28/2057(1)(4)	6,235,545
2,021,450	3.62%, 03/28/2033(1)(3)	2,010,340
	Bayview Opportunity Master Fund Trust
1,373,974	3.35%, 11/28/2032(1)(3)	1,365,723
2,613,040	3.50%, 01/28/2055(1)(4)	2,588,876
3,099,000	3.50%, 06/28/2057(1)(4)	3,069,497
6,059,610	3.50%, 10/28/2057(1)(4)	5,990,995
4,123,521	3.50%, 01/28/2058(1)(4)	4,079,932
1,474,871	3.60%, 02/25/2033(1)(3)	1,471,184
926,834	3.67%, 03/28/2033(1)(3)	922,702
2,289,432	4.00%, 11/28/2053(1)(4)	2,291,698
4,449,636	4.00%, 10/28/2064(1)(4)	4,468,310
	Bellemeade Re Ltd.
5,705,000	1 mo. USD LIBOR + 0.950%, 3.23%, 08/25/2028(1)(2)	5,711,999
5,698,000	1 mo. USD LIBOR + 1.200%, 3.48%, 10/25/2027(1)(2)	5,694,435
510,000	Benefit Street Partners CLO Ltd. 3 mo. USD LIBOR + 0.800%, 3.25%, 10/18/2029(1)(2)	509,745
	BlueMountain CLO Ltd.
6,810,000	3 mo. USD LIBOR + 0.930%, 3.38%, 07/18/2027(1)(2)	6,806,595
6,099,000	3 mo. USD LIBOR + 1.180%, 3.65%, 10/22/2030(1)(2)	6,109,387
370,000	Cal Funding Ltd. 3.47%, 10/25/2027(1)	364,863

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.8% - (continued)
	Asset-Backed - Finance & Insurance - 19.5% - (continued)
	Carlyle Global Market Strategies CLO Ltd.
$4,630,000	1 mo. USD LIBOR + 0.780%, 3.29%, 04/27/2027(1)(2)	$4,623,652
5,785,000	3 mo. USD LIBOR + 1.000%, 3.44%, 01/15/2031(1)(2)	5,761,623
4,860,000	3 mo. USD LIBOR + 1.100%, 3.54%, 10/15/2030(1)(2)	4,845,663
2,815,000	3 mo. USD LIBOR + 1.900%, 4.37%, 10/20/2029(1)(2)	2,815,200
	CBAM Ltd.
3,470,000	3 mo. USD LIBOR + 1.120%, 3.56%, 10/20/2029(1)(2)	3,470,000
3,030,000	3 mo. USD LIBOR + 1.230%, 3.68%, 10/17/2029(1)(2)	3,036,493
	CIFC Funding Ltd.
458,593	3 mo. USD LIBOR + 0.850%, 3.29%, 07/16/2030(1)(2)	458,570
4,175,000	3 mo. USD LIBOR + 1.050%, 3.54%, 04/24/2030(1)(2)	4,165,464
2,255,000	3 mo. USD LIBOR + 1.110%, 3.58%, 01/22/2031(1)(2)	2,251,748
1,503,062	Civic Mortgage LLC 3.89%, 06/25/2022(1)(3)	1,502,248
100,374	Conn’s Receivables Funding LLC 2.73%, 07/15/2020(1)	100,353
1,910,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 4.29%, 10/15/2029(1)(2)	1,916,250
3,278,525	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	3,242,363
	Dryden Senior Loan Fund
4,398,000	3 mo. USD LIBOR + 0.820%, 3.13%, 11/15/2028(1)(2)	4,369,180
5,350,000	3 mo. USD LIBOR + 1.210%, 3.66%, 07/18/2030(1)(2)	5,351,407
4,796,000	3 mo. USD LIBOR + 1.430%, 3.87%, 10/15/2028(1)(2)	4,800,302
	First Franklin Mortgage Loan Trust
2,250,478	1 mo. USD LIBOR + 0.240%, 2.52%, 04/25/2036(2)	2,053,124
1,065,000	1 mo. USD LIBOR + 0.310%, 2.59%, 09/25/2036(2)	950,265
3,435,000	Flatiron CLO Ltd. 3 mo. USD LIBOR + 1.250%, 3.56%, 05/15/2030(1)(2)	3,444,769
1,345,000	Highbridge Loan Management Ltd. 3 mo. USD LIBOR + 1.000%, 3.34%, 02/05/2031(1)(2)	1,337,603
	KKR CLO Ltd.
5,530,000	3 mo. USD LIBOR + 1.340%, 3.78%, 04/15/2029(1)(2)	5,539,866
4,210,000	3 mo. USD LIBOR + 1.560%, 4.01%, 10/18/2028(1)(2)	4,208,017
2,875,000	Lendmark Funding Trust 2.83%, 12/22/2025(1)	2,837,162
	Madison Park Funding Ltd.
4,825,000	3 mo. USD LIBOR + 1.160%, 3.64%, 07/23/2029(1)(2)	4,830,086
3,125,000	3 mo. USD LIBOR + 1.190%, 3.66%, 10/21/2030(1)(2)	3,127,603
3,862,412	3 mo. USD LIBOR + 1.260%, 3.73%, 07/20/2026(1)(2)	3,867,618
	Magnetite Ltd.
2,370,000	3 mo. USD LIBOR + 0.980%, 3.42%, 04/15/2031(1)(2)	2,364,423
5,722,153	3 mo. USD LIBOR + 1.000%, 3.49%, 07/25/2026(1)(2)	5,723,766
6,932,000	3 mo. USD LIBOR + 1.120%, 3.57%, 01/18/2027(1)(2)	6,928,458

The accompanying notes are an integral part of these financial statements.

149

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.8% - (continued)
	Asset-Backed - Finance & Insurance - 19.5% - (continued)
$6,481,000	3 mo. USD LIBOR + 1.400%, 3.71%, 11/15/2028(1)(2)	$6,480,307
3,070,000	3 mo. USD LIBOR + 1.500%, 3.99%, 07/25/2026(1)(2)	3,070,817
5,632,000	Magnetite VIII Ltd. 3.53%, 11/15/2028	5,632,000
1,117,476	Marlette Funding Trust 2.36%, 12/15/2024(1)	1,113,624
4,777,514	MFA Trust 3.35%, 11/25/2047(1)(3)	4,722,976
886,256	Nationstar HECM Loan Trust 2.04%, 09/25/2027(1)(4)	883,126
6,457,999	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	6,430,411
	NRZ Advance Receivables Trust
2,540,000	2.58%, 10/15/2049(1)	2,519,351
4,895,000	3.11%, 12/15/2050(1)	4,841,764
4,425,000	3.21%, 02/15/2051(1)	4,379,182
	NRZ Excess Spread-Collateralized Notes
7,656,868	3.19%, 01/25/2023(1)	7,604,543
2,874,547	3.27%, 02/25/2023(1)	2,853,024
1,265,158	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)(3)	1,245,754
1,343,985	Oak Hill Credit Partners Ltd. 3 mo. USD LIBOR + 1.130%, 3.60%, 07/20/2026(1)(2)	1,345,256
	OCP CLO Ltd.
4,015,000	3 mo. USD LIBOR + 0.850%, 3.30%, 04/17/2027(1)(2)	4,013,543
3,818,248	3 mo. USD LIBOR + 1.400%, 3.71%, 11/22/2025(1)(2)	3,817,397
3,020,000	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 1.320%, 3.79%, 03/17/2030(1)(2)	3,029,498
	OneMain Financial Issuance Trust
7,054,000	2.37%, 09/14/2032(1)	6,925,607
2,897,683	4.10%, 03/20/2028(1)	2,908,664
159,375	OZLM Funding Ltd. 3 mo. USD LIBOR + 0.900%, 3.37%, 07/22/2029(1)(2)	159,367
487,823	Pretium Mortgage Credit Partners LLC 3.38%, 01/27/2033(1)(3)	482,605
981,845	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(1)	978,389
2,710,000	SBA Tower Trust 2.90%, 10/15/2044(1)(3)	2,694,883
2,917,597	Seneca Park CLO Ltd. 3 mo. USD LIBOR + 1.120%, 3.57%, 07/17/2026(1)(2)	2,920,088
3,420,000	Shackleton CLO Ltd. 3 mo. USD LIBOR + 1.020%, 3.36%, 07/17/2028(1)(2)	3,383,625
	SoFi Consumer Loan Program LLC
1,337,190	2.50%, 05/26/2026(1)	1,317,750
667,615	2.77%, 05/25/2026(1)	661,051
1,369,743	3.05%, 12/26/2025(1)	1,363,967
1,147,006	3.09%, 10/27/2025(1)	1,143,177
1,093,439	3.28%, 01/26/2026(1)	1,090,853
	Sound Point CLO Ltd.
6,850,000	3 mo. USD LIBOR + 0.890%, 3.36%, 01/20/2028(1)(2)	6,823,449
6,690,000	3 mo. USD LIBOR + 1.000%, 3.44%, 04/15/2031(1)(2)	6,654,991
2,300,000	1 mo. USD LIBOR + 1.150%, 3.60%, 04/18/2031(1)(2)	2,300,145
2,100,000	3 mo. USD LIBOR + 1.390%, 3.87%, 01/23/2029(1)(2)	2,106,672
	Springleaf Funding Trust
7,215,000	2.68%, 07/15/2030(1)	7,062,944
3,940,000	2.90%, 11/15/2029(1)	3,924,623
4,175,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	4,162,871
1,053,286	Symphony CLO L.P. 1 mo. USD LIBOR + 1.750%, 4.03%, 01/09/2023(1)(2)	1,053,200

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.8% - (continued)
	Asset-Backed - Finance & Insurance - 19.5% - (continued)
	Symphony CLO Ltd.
$1,694,446	3 mo. USD LIBOR + 1.180%, 3.63%, 10/17/2026(1)(2)	$1,694,385
3,837,655	3 mo. USD LIBOR + 1.280%, 3.72%, 07/14/2026(1)(2)	3,840,046
2,740,000	Thacher Park CLO Ltd. 3 mo. USD LIBOR + 1.160%, 3.63%, 10/20/2026(1)(2)	2,743,266
	Towd Point Mortgage Trust
4,522,252	2.75%, 10/25/2056(1)(4)	4,410,068
1,892,436	2.75%, 04/25/2057(1)(4)	1,850,971
3,561,451	2.75%, 06/25/2057(1)(4)	3,448,579
3,627,759	2.75%, 07/25/2057(1)(4)	3,541,092
	Treman Park CLO Ltd.
4,335,000	3 mo. USD LIBOR + 1.070%, 3.54%, 10/20/2028(1)(2)(5)	4,335,000
4,335,000	3 mo. USD LIBOR + 1.370%, 3.84%, 04/20/2027(1)(2)	4,335,000
1,737,936	U.S. Residential Opportunity Fund Trust 3.35%, 11/27/2037(1)(3)	1,720,592
2,355,000	Venture CLO Ltd. 3 mo. USD LIBOR + 1.300%, 3.77%, 07/20/2030(1)(2)	2,357,167
6,295,000	Vibrant CLO VI Ltd. 3 mo. USD LIBOR + 1.240%, 3.58%, 06/20/2029(1)(2)	6,299,249
	VOLT LLC
4,689,112	3.38%, 10/25/2047(1)(3)	4,651,798
2,221,787	3.97%, 09/25/2048(1)(3)	2,218,375
3,472,894	VOLT LXVI 4.34%, 05/25/2048(1)(3)	3,458,921
	Voya CLO Ltd.
3,520,000	3 mo. USD LIBOR + 0.900%, 3.35%, 01/18/2029(1)(2)	3,509,447
2,085,000	1 mo. USD LIBOR + 0.990%, 3.44%, 04/18/2031(1)(2)	2,073,353
2,030,000	3 mo. USD LIBOR + 1.130%, 3.57%, 10/15/2030(1)(2)	2,029,340
1,505,000	3 mo. USD LIBOR + 1.250%, 3.70%, 01/18/2029(1)(2)	1,484,091
1,500,000	3 mo. USD LIBOR + 1.250%, 3.70%, 04/17/2030(1)(2)	1,503,255
1,354,763	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	1,291,129
4,650,000	York CLO Ltd. 3 mo. USD LIBOR + 1.630%, 2.73%, 01/20/2030(1)(2)	4,696,918
5,625,000	Zais CLO Ltd. 3 mo. USD LIBOR + 1.530%, 3.97%, 10/15/2028(1)(2)	5,628,195

		390,389,953

	Asset-Backed - Home Equity - 1.8%
	GSAA Home Equity Trust
26,092	1 mo. USD LIBOR + 0.070%, 2.35%, 12/25/2046(2)	14,062
3,233,329	1 mo. USD LIBOR + 0.080%, 2.36%, 02/25/2037(2)	1,637,799
1,002,097	1 mo. USD LIBOR + 0.090%, 2.37%, 12/25/2036(2)	473,198
1,734,962	1 mo. USD LIBOR + 0.100%, 2.38%, 03/25/2037(2)	872,677
1,499,200	1 mo. USD LIBOR + 0.180%, 2.46%, 11/25/2036(2)	708,818
1,467,605	5.99%, 06/25/2036(4)	695,332
7,758,123	Legacy Mortgage Asset Trust 4.00%, 03/25/2058(1)(3)	7,723,603
58,426	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 1 mo. USD LIBOR + 0.150%, 2.43%, 06/25/2036(2)	49,424
1,356,093	Morgan Stanley Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 2.45%, 11/25/2036(2)	596,020

The accompanying notes are an integral part of these financial statements.

150

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.8% - (continued)
	Asset-Backed - Home Equity - 1.8% - (continued)
	New Residential Mortgage Loan Trust
$5,241,928	1 mo. USD LIBOR + 1.500%, 3.78%, 06/25/2057(1)(2)	$5,360,834
6,881,123	4.00%, 02/25/2057(1)(4)	6,895,447
5,396,719	4.00%, 08/27/2057(1)(4)	5,407,687
1,824,535	4.00%, 12/25/2057(1)(4)	1,827,681
488,681	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	241,847
	Soundview Home Loan Trust
3,134,972	1 mo. USD LIBOR + 0.180%, 2.46%, 07/25/2037(2)	2,826,607
830,000	1 mo. USD LIBOR + 0.240%, 2.52%, 07/25/2036(2)	752,169
1,110,000	1 mo. USD LIBOR + 0.250%, 2.53%, 11/25/2036(2)	1,031,625

		37,114,830

	Asset-Backed - Manufactured Housing - 0.1%
1,389,000	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 0.090%, 3.21%, 05/21/2027(1)(2)	1,388,539

	Collateralized - Mortgage Obligations - 0.3%
1,336,609	COLT Mortgage Loan Trust 2.61%, 05/27/2047(1)(4)	1,324,035
2,490,877	Consumer Loan Underlying Bond Credit Trust 2.61%, 01/15/2024(1)	2,477,455
3,215,000	Structured Agency Credit Risk Trust 1 mo. USD LIBOR + 0.750%, 2.88%, 09/25/2048(1)(2)	3,219,251

		7,020,741

	Commercial Mortgage - Backed Securities - 4.3%
	Banc of America Commercial Mortgage Trust
30,183,564	0.75%, 11/15/2050(4)(6)	1,624,751
4,499,424	0.82%, 11/15/2054(4)(6)	258,100
	BBCMS Mortgage Trust
23,764,535	1.52%, 02/15/2050(4)(6)	2,191,447
7,661,000	1 mo. USD LIBOR + 0.850%, 3.13%, 08/15/2036(1)(2)	7,661,074
	Benchmark Mortgage Trust
11,659,396	0.53%, 01/15/2051(4)(6)	439,794
11,371,894	0.70%, 07/15/2051(4)(6)	430,762
	Citigroup Commercial Mortgage Trust
12,966,592	1.04%, 07/10/2047(4)(6)	576,321
15,719,372	1.11%, 04/10/2048(4)(6)	782,580
383,315	3.33%, 06/10/2046	379,416
1,045,000	3.76%, 06/10/2048	1,039,389
415,000	4.56%, 03/10/2047(1)(4)	381,987
13,884,943	Commercial Mortgage Pass-Through Certificates 0.71%, 02/10/2047(4)(6)	310,962
	Commercial Mortgage Trust
3,734,568	0.71%, 08/10/2046(4)(6)	104,351
2,744,939	1.92%, 07/10/2046(1)(4)(6)	69,892
380,000	2.54%, 12/10/2045	367,610
687,000	2.77%, 12/10/2045	667,787
945,249	2.85%, 10/15/2045	917,755
745,000	2.94%, 01/10/2046	728,153
735,000	3.10%, 03/10/2046	721,163
965,728	3.21%, 03/10/2046	950,653
3,050,000	3.42%, 03/10/2031(1)	3,051,722
905,000	3.61%, 06/10/2046(4)	904,368
305,000	3.69%, 08/10/2047	303,743
1,350,000	3.83%, 07/15/2047	1,354,889
764,052	4.02%, 07/10/2045	777,788
420,000	4.07%, 02/10/2047(4)	427,539
390,000	4.21%, 08/10/2046	399,774
660,000	4.21%, 08/10/2046(4)	677,880
595,000	4.23%, 07/10/2045(4)	611,956

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.8% - (continued)
	Commercial Mortgage - Backed Securities - 4.3% - (continued)
$805,000	4.57%, 10/15/2045(1)(4)	$169,581
1,825,000	4.75%, 10/15/2045(1)(4)	905,200
349,719	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	344,386
	CSAIL Commercial Mortgage Trust
27,976,992	0.81%, 06/15/2057(4)(6)	1,089,788
1,481,562	0.92%, 04/15/2050(4)(6)	61,631
5,805,236	1.03%, 11/15/2048(4)(6)	276,989
10,302,845	1.80%, 01/15/2049(4)(6)	941,163
430,000	3.54%, 11/15/2048	420,675
2,072,000	3.72%, 08/15/2048	2,050,642
74,000	3.76%, 11/15/2048	73,179
3,218,368	DBUBS Mortgage Trust 0.71%, 11/10/2046(1)(4)(6)	32,387
1,635,495	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	1,694,733
	FREMF Mortgage Trust
2,495,000	3.02%, 10/25/2047(1)(4)	2,486,616
2,710,000	5.28%, 09/25/2043(1)(4)	2,778,223
227,191	GE Business Loan Trust 1 mo. USD LIBOR + 1.000%, 3.28%, 05/15/2034(1)(2)	212,965
	GS Mortgage Securities Trust
23,684,121	1.20%, 07/10/2046(4)(6)	92,273
3,149,670	1.34%, 08/10/2044(1)(4)(6)	91,035
2,010,000	2.95%, 11/05/2034(1)	1,950,463
695,000	3.67%, 04/10/2047(1)	279,202
825,000	4.07%, 01/10/2047	838,886
1,310,000	4.96%, 04/10/2047(1)(4)	1,086,111
	JP Morgan Chase Commercial Mortgage Securities Trust
1,325,000	2.73%, 10/15/2045(1)(4)	652,033
991,343	2.84%, 12/15/2047	962,503
730,000	4.37%, 12/15/2047(1)(4)	592,557
970,000	5.41%, 08/15/2046(1)(4)	963,954
	JPMBB Commercial Mortgage Securities Trust
13,152,812	0.78%, 09/15/2047(4)(6)	357,146
4,644,432	0.83%, 05/15/2048(4)(6)	141,481
310,801	3.36%, 07/15/2045	307,480
2,560	Lehman Brothers Small Balance Commercial Mortgage Trust 5.52%, 09/25/2030(1)(4)	2,565
	Morgan Stanley Bank of America Merrill Lynch Trust
4,205,375	1.04%, 10/15/2048(4)(6)	229,606
9,376,757	1.11%, 12/15/2047(4)(6)	362,569
700,000	2.92%, 02/15/2046	682,509
1,465,000	3.13%, 12/15/2048	1,440,100
880,000	3.18%, 08/15/2045	868,200
730,173	4.26%, 10/15/2046(4)	749,735
	Morgan Stanley Capital Trust
14,904,261	0.39%, 09/15/2047(1)(4)(6)	99,754
2,669,797	1.45%, 06/15/2050(4)(6)	225,128
2,605,000	3.47%, 08/11/2033(1)	2,613,846
885,000	5.15%, 07/15/2049(1)(4)	770,555
425,000	5.24%, 10/12/2052(1)(4)	35,851
4,000,000	Oaktown Re II Ltd. 3 mo. USD LIBOR + 1.550%, 3.83%, 07/25/2028(1)(2)	4,004,826
	UBS Commercial Mortgage Trust
5,902,039	1.15%, 08/15/2050(4)(6)	425,149
935,000	3.43%, 08/15/2050	893,819
	UBS-Barclays Commercial Mortgage Trust
920,000	2.85%, 12/10/2045	895,952
2,215,000	3.09%, 08/10/2049	2,181,126
910,000	3.19%, 03/10/2046	897,536
4,372,850	Verus Securitization Trust 3.68%, 06/01/2058(1)(4)	4,353,997

The accompanying notes are an integral part of these financial statements.

151

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.8% - (continued)
	Commercial Mortgage - Backed Securities - 4.3% - (continued)
	Wells Fargo Commercial Mortgage Trust
$12,681,792	1.16%, 05/15/2048(4)(6)	$611,881
380,000	2.92%, 11/15/2049	353,722
295,000	2.94%, 10/15/2049	274,873
10,000	3.17%, 02/15/2048	9,609
645,000	3.29%, 05/15/2048	624,892
605,000	3.41%, 09/15/2058	589,431
373,000	3.64%, 03/15/2050	362,927
1,095,000	3.79%, 09/15/2048	1,086,398
255,000	4.10%, 05/15/2048(4)	236,345
	WF-RBS Commercial Mortgage Trust
2,103,268	1.29%, 03/15/2047(4)(6)	86,008
914,823	2.87%, 11/15/2045	893,616
1,490,000	3.00%, 08/15/2045	1,461,427
1,545,000	3.02%, 11/15/2047(1)	756,772
740,000	3.07%, 03/15/2045	724,247
350,000	3.35%, 05/15/2045	340,886
740,000	3.72%, 05/15/2047	741,033
660,281	4.00%, 05/15/2047	668,049
225,000	4.05%, 03/15/2047	228,173
745,125	4.10%, 03/15/2047	757,473
1,070,000	4.15%, 08/15/2046(4)	1,092,530
345,000	5.00%, 06/15/2044(1)(4)	249,571
770,000	5.58%, 04/15/2045(1)(4)	773,597

		85,623,171

	Diversified Financial Services - 0.2%
3,281,000	Barings CLO Ltd. 1 mo. USD LIBOR + 0.950%, 3.42%, 07/20/2029(1)(2)	3,267,945

	Other ABS - 0.8%
2,830,000	Cent CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.66%, 07/27/2030(1)(2)	2,831,194
1,915,000	Colombia Cent CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.53%, 10/25/2028(1)(2)	1,915,000
3,302,402	CSMC Trust 4.13%, 07/25/2058(1)	3,279,201
2,840,000	LCM L.P. 3 mo. USD LIBOR + 1.040%, 3.38%, 10/20/2027(1)(2)	2,840,000
	OZLM Ltd.
1,120,000	3 mo. USD LIBOR + 1.010%, 3.46%, 07/17/2029(1)(2)	1,117,760
3,765,000	3 mo. USD LIBOR + 1.050%, 3.57%, 04/30/2027(1)(2)	3,757,293

		15,740,448

	Whole Loan Collateral CMO - 6.3%
211,265	Adjustable Rate Mortgage Trust 1 mo. USD LIBOR + 0.540%, 2.82%, 11/25/2035(2)	209,648
	Alternative Loan Trust
515,631	1 mo. USD LIBOR + 0.320%, 2.60%, 11/25/2035(2)	478,556
1,886,854	1 mo. USD LIBOR + 0.540%, 2.82%, 01/25/2036(2)	1,799,533
1,287,668	12 mo. USD MTA + 1.350%, 3.30%, 08/25/2035(2)	1,197,008
355,988	5.75%, 05/25/2036	261,969
258,396	6.00%, 05/25/2036	211,737
175,705	6.00%, 12/25/2036	120,111
	Angel Oak Mortgage Trust LLC
1,857,092	2.48%, 07/25/2047(1)(4)	1,821,849
704,622	2.71%, 11/25/2047(1)(4)	696,099
380,127	2.81%, 01/25/2047(1)(4)	376,717
	Banc of America Funding Trust
641,918	1 mo. USD LIBOR + 0.300%, 2.58%, 05/20/2047(2)	592,278
2,031,632	5.77%, 05/25/2037(4)	1,958,101
75,633	5.85%, 01/25/2037(3)	71,196

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.8% - (continued)
	Whole Loan Collateral CMO - 6.3% - (continued)
	Bear Stearns Adjustable Rate Mortgage Trust
$382,415	4.32%, 02/25/2036(4)	$325,834
591,910	1 year USD CMT + 2.300%, 4.73%, 10/25/2035(2)	598,603
2,131,457	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 2.78%, 01/25/2036(2)	2,163,572
658,102	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.180%, 2.46%, 10/25/2036(2)	608,481
575,821	Chase Mortgage Finance Trust 3.64%, 12/25/2035(4)	553,124
	CHL Mortgage Pass-Through Trust
630,256	1 mo. USD LIBOR + 0.680%, 2.96%, 03/25/2035(2)	586,999
784,177	3.61%, 11/20/2035(4)	732,367
318,635	3.75%, 06/20/2035(4)	320,999
551,813	3.99%, 04/20/2036(4)	441,638
1,174,672	4.10%, 09/25/2047(4)	1,099,233
5,911,724	CIM Trust 3.00%, 04/25/2057(1)(4)	5,827,878
	COLT Mortgage Loan Trust
3,719,862	2.42%, 10/25/2047(1)(4)	3,694,745
2,057,041	2.93%, 02/25/2048(1)(4)	2,044,306
937,179	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	903,203
2,301,295	CSMC Trust 3.25%, 04/25/2047(1)(4)	2,243,460
	Deephaven Residential Mortgage Trust
1,364,166	2.45%, 06/25/2047(1)(4)	1,344,533
1,708,035	2.58%, 10/25/2047(1)(4)	1,687,922
745,355	2.73%, 12/26/2046(1)(4)	741,154
180,666	DSLA Mortgage Loan Trust 1 mo. USD LIBOR + 0.360%, 2.64%, 01/19/2045(2)	174,539
1,765,143	Fannie Mae Connecticut Avenue Securities 1 mo. USD LIBOR + 4.350%, 6.63%, 05/25/2029(2)	1,968,127
2,056,799	Galton Funding Mortgage Trust 3.50%, 11/25/2057(1)(4)	2,039,007
	GMACM Mortgage Loan Trust
96,131	3.81%, 04/19/2036(4)	89,447
454,117	4.11%, 09/19/2035(4)	439,619
	GSR Mortgage Loan Trust
2,725,939	1 mo. USD LIBOR + 0.300%, 2.58%, 01/25/2037(2)	1,562,972
1,637,339	3.80%, 01/25/2036(4)	1,622,568
171,370	4.19%, 10/25/2035(4)	144,251
	HarborView Mortgage Loan Trust
861,407	1 mo. USD LIBOR + 0.190%, 2.47%, 01/19/2038(2)	835,014
1,673,258	1 mo. USD LIBOR + 0.240%, 2.52%, 12/19/2036(2)	1,545,206
2,330,000	Home Re Ltd. 1 mo. USD LIBOR + 1.600%, 3.83%, 10/25/2028(1)(2)	2,330,000
	IndyMac Index Mortgage Loan Trust
545,584	3.74%, 03/25/2036(4)	494,384
1,283,212	3.86%, 04/25/2037(4)	999,144
490,100	3.90%, 01/25/2036(4)	489,665
	JP Morgan Mortgage Trust
407,767	3.61%, 05/25/2036(4)	394,033
144,634	4.01%, 04/25/2037(4)	137,234
443,591	4.44%, 09/25/2035(4)	449,591
611,777	Lehman XS Trust 1 mo. USD LIBOR + 0.210%, 2.49%, 07/25/2046(2)	594,893
	LSTAR Securities Investment Ltd.
1,530,603	1 mo. USD LIBOR + 1.650%, 3.76%, 11/01/2022(1)(2)	1,529,008
545,836	1 mo. USD LIBOR + 1.550%, 3.81%, 02/01/2023(1)(2)	536,598

The accompanying notes are an integral part of these financial statements.

152

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.8% - (continued)
	Whole Loan Collateral CMO - 6.3% - (continued)
$1,110,229	1 mo. USD LIBOR + 1.750%, 3.86%, 10/01/2022(1)(2)	$1,105,020
1,262,172	1 mo. USD LIBOR + 1.750%, 4.01%, 09/01/2022(1)(2)	1,263,909
2,976,625	Luminent Mortgage Trust 1 mo. USD LIBOR + 0.190%, 2.47%, 05/25/2046(2)	2,805,993
	MetLife Securitization Trust
2,005,590	3.00%, 04/25/2055(1)(4)	1,943,576
4,145,804	3.75%, 03/25/2057(1)(4)	4,115,005
1,394,587	MFA Trust 2.59%, 02/25/2057(1)(4)	1,361,878
4,485,601	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(4)	4,367,882
651,734	Morgan Stanley Mortgage Loan Trust 4.00%, 05/25/2036(4)	499,231
	New Residential Mortgage Loan Trust
7,366,773	1 mo. USD LIBOR + 0.750%, 3.03%, 01/25/2048(1)(2)	7,366,843
3,556,567	3.75%, 11/26/2035(1)(4)	3,539,657
3,380,533	3.75%, 11/25/2056(1)(4)	3,355,108
6,825,514	4.00%, 03/25/2057(1)(4)	6,851,417
4,709,229	4.00%, 04/25/2057(1)(4)	4,718,756
4,609,747	4.00%, 05/25/2057(1)(4)	4,613,099
1,139,433	OBX Trust 1 mo. USD LIBOR + 0.650%, 2.93%, 06/25/2057(1)(2)	1,136,453
1,196,644	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	1,166,063
	Residential Accredit Loans, Inc.
1,675,550	1 mo. USD LIBOR + 0.300%, 2.58%, 04/25/2036(2)	1,554,496
1,577,219	3.28%, 11/25/2037(4)	1,374,378
1,196,338	6.00%, 12/25/2035	1,153,557
839,542	Residential Asset Securitization Trust 5.50%, 06/25/2035	748,007
576,905	Residential Funding Mortgage Securities, Inc. 4.13%, 08/25/2035(4)	439,927
715,316	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	518,146
	Towd Point Mortgage Trust
2,852,253	2.25%, 04/25/2056(1)(4)	2,776,704
2,383,786	2.75%, 08/25/2055(1)(4)	2,325,221
5,190,389	1 mo. USD LIBOR + 0.600%, 2.89%, 02/25/2057(1)(2)	5,170,676
307,185	3.00%, 03/25/2054(1)(4)	303,946
	WaMu Mortgage Pass-Through Certificates Trust
564,045	12 mo. MTA + 0.880%, 2.83%, 10/25/2046(2)	530,280
453,227	12 mo. MTA + 0.980%, 2.93%, 07/25/2046(2)	436,248
1,186,207	3.58%, 06/25/2037(4)	1,106,902
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
668,191	12 mo. MTA + 0.830%, 2.78%, 11/25/2046(2)	612,540
1,311,465	1 mo. USD LIBOR + 0.600%, 2.88%, 07/25/2036(2)	919,777
	Wells Fargo Commercial Mortgage Trust
29,899,156	1.15%, 09/15/2057(4)(6)	1,389,620
859,000	3.84%, 09/15/2058	857,053
347,422	Wells Fargo Mortgage Backed Securities Trust 4.61%, 09/25/2036(4)	347,993

		126,863,514

	Total Asset & Commercial Mortgage Backed Securities (cost $683,712,218)	$677,926,649

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.6%
		Aerospace/Defense - 0.5%
		DAE Funding LLC
	$65,000	4.50%, 08/01/2022(1)	$63,375
	70,000	5.00%, 08/01/2024(1)	68,250
	3,892,000	Lockheed Martin Corp. 4.09%, 09/15/2052	3,518,645
		United Technologies Corp.
	140,000	2.80%, 05/04/2024	131,698
	5,460,000	3.65%, 08/16/2023	5,408,876
	1,115,000	3.95%, 08/16/2025	1,104,161
	415,000	4.63%, 11/16/2048	399,226

			10,694,231

		Agriculture - 0.6%
		Altria Group, Inc.
	4,565,000	2.85%, 08/09/2022	4,436,218
	3,040,000	3.88%, 09/16/2046	2,515,572
		BAT Capital Corp.
	1,730,000	3.22%, 08/15/2024(1)	1,632,477
	2,835,000	4.39%, 08/15/2037(1)	2,512,893
	850,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	840,164

			11,937,324

		Airlines - 0.1%
		Delta Air Lines, Inc.
	840,000	3.63%, 03/15/2022	825,821
	1,310,000	3.80%, 04/19/2023	1,277,834

			2,103,655

		Auto Manufacturers - 0.6%
CAD	500,000	BMW Canada, Inc. 2.27%, 11/26/2018	379,821
	995,000	Daimler Canada Finance, Inc. 3 mo. CDOR + 0.830%, 2.91%, 07/08/2019(2)	758,337
	$315,000	Daimler Finance North America LLC 3 mo. USD LIBOR + 0.390%, 2.73%, 05/04/2020(1)(2)	314,723
		Ford Motor Co.
	465,000	4.35%, 12/08/2026	421,700
	550,000	4.75%, 01/15/2043	432,673
	465,000	5.29%, 12/08/2046	390,692
		Ford Motor Credit Co. LLC
	200,000	3 mo. USD LIBOR + 1.000%, 3.41%, 01/09/2020(2)	200,050
	555,000	3.82%, 11/02/2027	477,194
		General Motors Co.
	1,870,000	5.40%, 04/01/2048	1,651,450
	1,660,000	5.95%, 04/01/2049	1,541,172
	965,000	6.25%, 10/02/2043	923,544
	720,000	6.75%, 04/01/2046	735,643
		General Motors Financial Co., Inc.
	375,000	3 mo. USD LIBOR + 1.270%, 3.68%, 10/04/2019(2)	377,289
	680,000	3.70%, 05/09/2023	657,445
	1,255,000	3.95%, 04/13/2024	1,205,772
	500,000	3 mo. USD LIBOR + 1.560%, 4.00%, 01/15/2020(2)	505,949
CAD	250,000	Toyota Credit Canada, Inc. 2.80%, 11/21/2018(7)	189,954
	$250,000	Toyota Motor Credit Corp. 3 mo. USD LIBOR + 0.140%, 2.46%, 11/14/2019(2)	250,006

			11,413,414

		Auto Parts & Equipment - 0.0%
	450,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	385,875
	285,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	259,350

			645,225

		Beverages - 0.7%
		Anheuser-Busch InBev Finance, Inc.
	2,085,000	3.30%, 02/01/2023	2,032,958
	40,000	3.65%, 02/01/2026	38,049
	875,000	4.70%, 02/01/2036	833,309

The accompanying notes are an integral part of these financial statements.

153

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.6% - (continued)
		Beverages - 0.7% - (continued)
		Anheuser-Busch InBev Worldwide, Inc.
	$800,000	3.50%, 01/12/2024	$779,457
	1,445,000	3.75%, 07/15/2042	1,173,852
	870,000	4.60%, 04/15/2048	782,561
	2,080,000	4.75%, 04/15/2058	1,855,668
		Constellation Brands, Inc.
	1,725,000	2.65%, 11/07/2022	1,651,678
	325,000	2.70%, 05/09/2022	312,235
	1,555,000	3.60%, 02/15/2028	1,438,751
	1,425,000	4.40%, 11/15/2025	1,427,479
	210,000	4.50%, 05/09/2047	188,067
	1,597,000	4.75%, 12/01/2025	1,627,198

			14,141,262

		Biotechnology - 0.3%
	1,335,000	Amgen, Inc. 2.65%, 05/11/2022	1,288,024
	610,000	Celgene Corp. 4.63%, 05/15/2044	547,475
		Gilead Sciences, Inc.
	585,000	3.25%, 09/01/2022	578,823
	4,310,000	4.15%, 03/01/2047	3,823,001

			6,237,323

		Chemicals - 0.6%
	450,000	CF Industries, Inc. 4.95%, 06/01/2043	380,250
	225,000	Chemours Co. 5.38%, 05/15/2027	209,250
	985,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	828,105
		Methanex Corp.
	1,380,000	4.25%, 12/01/2024	1,346,998
	469,000	5.65%, 12/01/2044	439,755
	285,000	Olin Corp. 5.13%, 09/15/2027	265,406
	2,440,000	SABIC Capital II B.V. 4.00%, 10/10/2023(1)	2,409,988
	1,690,000	Sherwin-Williams Co. 3.45%, 06/01/2027	1,562,251
		Syngenta Finance N.V.
	1,810,000	4.89%, 04/24/2025(1)	1,743,120
	3,370,000	5.18%, 04/24/2028(1)	3,187,829
	270,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	267,300

			12,640,252

		Commercial Banks - 8.6%
		Banco Bilbao Vizcaya Argentaria S.A.
	4,600,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(2)(8)(9)	3,961,750
EUR	400,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(2)(7)(9)	503,463
		Banco de Sabadell S.A.
	1,400,000	5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(2)(7)(9)	1,508,274
	2,000,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(7)(9)	2,191,678
		Banco Santander S.A.
	$3,400,000	3.80%, 02/23/2028	3,020,669
EUR	2,400,000	5 year EUR Swap + 6.803%, 6.75%, 04/25/2022(2)(7)(9)	2,894,266
		Bank of America Corp.
	$1,185,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(2)	1,157,940
	5,830,000	3 mo. USD LIBOR + 0.810%, 3.37%, 01/23/2026(2)	5,557,026
	3,750,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(2)	3,558,623
	2,285,000	3 mo. USD LIBOR + 0.940%, 3.86%, 07/23/2024(2)	2,266,409
	2,040,000	4.00%, 01/22/2025	1,986,630
	2,945,000	4.20%, 08/26/2024	2,921,652
	2,235,000	7.75%, 05/14/2038	2,925,106

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.6% - (continued)
		Commercial Banks - 8.6% - (continued)
	$600,000	Bank of Nova Scotia 3 mo. USD LIBOR + 0.620%, 2.94%, 12/05/2019(2)	$603,188
	810,000	Barclays Bank plc 2.65%, 01/11/2021	792,319
	1,025,000	Barclays plc 5 year USD Swap + 6.772%, 7.88%, 03/15/2022(2)(7)(9)	1,055,750
		BNP Paribas S.A.
	700,000	2.95%, 05/23/2022(1)	674,651
	2,305,000	3.38%, 01/09/2025(1)	2,154,604
	2,030,000	4.40%, 08/14/2028(1)	1,949,398
	430,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(9)	378,938
	1,740,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(9)	1,807,425
		BPCE S.A.
	950,000	2.75%, 01/11/2023(1)	905,014
	1,090,000	3.00%, 05/22/2022(1)	1,049,876
EUR	600,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(2)(7)(9)	757,743
	1,000,000	CaixaBank S.A. 5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(2)(7)(9)	1,189,306
	$200,000	Capital One Financial Corp. 3 mo. USD LIBOR + 0.760%, 3.10%, 05/12/2020(2)	200,964
	270,000	Citibank NA 3 mo. USD LIBOR + 0.320%, 2.86%, 05/01/2020(2)	270,395
		Citigroup, Inc.
	1,205,000	2.70%, 10/27/2022	1,153,435
	1,385,000	3.20%, 10/21/2026	1,271,402
	600,000	3 mo. USD LIBOR + 0.790%, 3.20%, 01/10/2020(2)	603,211
	2,680,000	3 mo. USD LIBOR + 1.100%, 3.41%, 05/17/2024(2)	2,696,018
	1,010,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(2)	935,729
	835,000	3 mo. USD LIBOR + 1.192%, 4.08%, 04/23/2029(2)	804,523
	2,005,000	4.45%, 09/29/2027	1,951,146
	94,000	4.65%, 07/30/2045	89,894
	1,680,000	4.75%, 05/18/2046	1,566,693
		Credit Agricole S.A.
	1,425,000	5 year USD Swap +1.644%, 4.00%, 01/10/2033(1)(2)	1,289,557
	2,875,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(9)	3,083,627
	5,765,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(2)(9)	5,610,014
EUR	700,000	Danske Bank A/S 5 year EUR Swap + 5.471%, 5.88%, 04/06/2022(2)(7)(9)	800,800
	$1,475,000	DNB Bank ASA 5 year USD Swap + 5.080%, 6.50%, 03/26/2022(2)(7)(9)	1,473,050
		Goldman Sachs Group, Inc.
	1,660,000	3 mo. USD LIBOR + 0.821%, 2.88%, 10/31/2022(2)	1,613,800
	2,720,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(2)	2,615,840
	500,000	3 mo. USD LIBOR + 0.800%, 3.13%, 12/13/2019(2)	502,943
	360,000	3 mo. USD LIBOR + 1.160%, 3.64%, 04/23/2020(2)	363,980
	1,215,000	3 mo. USD LIBOR + 1.510%, 3.69%, 06/05/2028(2)	1,139,072
	4,110,000	3 mo. USD LIBOR + 1.158%, 3.81%, 04/23/2029(2)	3,860,724
	4,365,000	3 mo. USD LIBOR + 1.373%, 4.02%, 10/31/2038(2)	3,889,634

The accompanying notes are an integral part of these financial statements.

154

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.6% - (continued)
		Commercial Banks - 8.6% - (continued)
	$1,255,000	3 mo. USD LIBOR + 1.301%, 4.22%, 05/01/2029(2)	$1,216,815
	425,000	5.15%, 05/22/2045	416,155
	291,000	6.00%, 06/15/2020	302,603
	1,410,000	6.25%, 02/01/2041	1,636,789
	1,490,000	6.75%, 10/01/2037	1,739,234
CAD	575,000	HSBC Bank Canada 2.08%, 11/26/2018	436,750
		HSBC Holdings plc
	$1,125,000	2.95%, 05/25/2021	1,106,475
	1,360,000	3.40%, 03/08/2021	1,352,822
	1,125,000	3.60%, 05/25/2023	1,108,076
	1,235,000	3 mo. USD LIBOR + 1.535%, 4.58%, 06/19/2029(2)	1,222,173
	2,400,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(2)(9)	2,208,000
	2,125,000	5 year USD ICE Swap + 3.453%, 6.25%, 03/23/2023(2)(9)	2,063,906
		ING Bank N.V.
	355,000	3 mo. USD LIBOR + 0.610%, 2.92%, 08/15/2019(2)(7)	355,932
	400,000	3 mo. USD LIBOR + 1.130%, 3.50%, 03/22/2019(2)(7)	401,530
		Intesa Sanpaolo S.p.A.
	990,000	3.38%, 01/12/2023(1)	896,490
	875,000	3.88%, 01/12/2028(1)	712,794
	500,000	4.38%, 01/12/2048(1)	359,638
	2,375,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(8)(9)	2,152,344
EUR	800,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(7)(9)	927,777
		JP Morgan Chase & Co.
	$2,490,000	2.40%, 06/07/2021	2,425,833
	3,765,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(2)	3,620,987
	2,430,000	3 mo. USD LIBOR + 0.945%, 3.51%, 01/23/2029(2)	2,271,387
	1,570,000	3 mo. USD LIBOR + 0.890%, 3.80%, 07/23/2024(2)	1,559,511
	1,285,000	3 mo. USD LIBOR + 1.120%, 4.01%, 04/23/2029(2)	1,245,921
		Morgan Stanley
	1,930,000	2.50%, 04/21/2021	1,880,414
	1,030,000	2.63%, 11/17/2021	998,937
	3,540,000	2.75%, 05/19/2022	3,421,906
	100,000	3 mo. USD LIBOR + 0.800%, 3.12%, 02/14/2020(2)	100,119
	1,110,000	3 mo. USD LIBOR + 0.850%, 3.34%, 01/24/2019(2)	1,111,370
	5,300,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(2)	4,963,521
	635,000	3.63%, 01/20/2027	599,958
	1,665,000	3.95%, 04/23/2027	1,573,029
	2,710,000	4.00%, 07/23/2025	2,660,837
	230,000	4.35%, 09/08/2026	223,985
	750,000	NRW Bank 3 mo. USD LIBOR + 0.060%, 2.39%, 06/14/2019(2)(7)	750,225
		Royal Bank of Canada
	3,635,000	2.15%, 10/26/2020	3,553,743
	300,000	3 mo. USD LIBOR + 0.300%, 2.77%, 07/22/2020(2)	300,436
		Royal Bank of Scotland Group plc
	520,000	5 year USD Swap + 5.720%, 8.00%, 08/10/2025(2)(9)	536,575
	345,000	5 year USD Swap + 7.598%, 8.63%, 08/15/2021(2)(9)	362,681

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.6% - (continued)
		Commercial Banks - 8.6% - (continued)
	$1,560,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	$1,533,372
		Societe Generale S.A.
	2,225,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(2)(9)	2,255,594
	200,000	5 year USD Swap + 4.979%, 7.88%, 12/18/2023(1)(2)(9)	201,250
	200,000	5 year USD ICE Swap + 5.873%, 8.00%, 09/29/2025(1)(2)(8)(9)	203,000
	2,050,000	Standard Chartered plc 5 year USD Swap + 6.301%, 7.50%, 04/02/2022(2)(7)(9)	2,073,063
	2,170,000	UBS AG 2.45%, 12/01/2020(1)	2,122,750
		UBS Group Funding Switzerland AG
	980,000	2.65%, 02/01/2022(1)	945,906
	1,675,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(2)(7)(9)	1,703,897
	2,315,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(2)(7)(9)	2,355,142
		UniCredit S.p.A.
EUR	1,825,000	5 year EUR Swap + 4.925%, 5.38%, 06/03/2025(2)(7)(9)	1,746,573
	1,475,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(7)(9)	1,563,941
	$1,070,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(7)(9)	960,578
		Wells Fargo & Co.
	2,035,000	2.63%, 07/22/2022	1,952,865
	1,190,000	3.00%, 04/22/2026	1,096,621
	955,000	3.00%, 10/23/2026	873,505
	2,805,000	3.07%, 01/24/2023	2,717,827
	3,885,000	3 mo. USD LIBOR + 1.310%, 3.58%, 05/22/2028(2)	3,697,335
	1,210,000	4.40%, 06/14/2046	1,096,054
	1,050,000	4.90%, 11/17/2045	1,018,531
	710,000	5.61%, 01/15/2044	755,873

			171,209,504

		Commercial Services - 0.3%
	5,304,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	5,011,654
		Ashtead Capital, Inc.
	210,000	4.13%, 08/15/2025(1)	194,775
	230,000	4.38%, 08/15/2027(1)	211,531
	445,000	Cardtronics, Inc. 5.13%, 08/01/2022	427,200
	265,000	United Rentals North America, Inc. 5.50%, 07/15/2025	258,210

			6,103,370

		Construction Materials - 0.0%
		Standard Industries, Inc.
	145,000	5.00%, 02/15/2027(1)	132,313
	255,000	5.38%, 11/15/2024(1)	244,800
	435,000	6.00%, 10/15/2025(1)	427,931

			805,044

		Diversified Financial Services - 0.5%
	2,070,000	American Express Co. 3.40%, 02/27/2023	2,029,336
	5,495,000	IHS Markit Ltd. 4.13%, 08/01/2023	5,413,674
		Navient Corp.
	100,000	5.88%, 03/25/2021	101,000
	70,000	5.88%, 10/25/2024	65,975
	275,000	6.63%, 07/26/2021	282,906
	395,000	7.25%, 01/25/2022	410,800
	180,000	7.25%, 09/25/2023	186,300
	925,000	Societe Generale S.A. 5 year USD Swap + 3.929%, 6.75%, 04/06/2028(1)(2)(9)	816,313

			9,306,304

The accompanying notes are an integral part of these financial statements.

155

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.6% - (continued)
	Electric - 1.5%
	AES Corp.
$325,000	4.00%, 03/15/2021	$321,750
485,000	4.88%, 05/15/2023	480,150
1,125,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	1,057,348
1,260,000	DTE Energy Co. 1.50%, 10/01/2019	1,241,255
575,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	554,866
1,710,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,425,463
1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,410,958
90,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	84,165
	Exelon Corp.
370,000	2.45%, 04/15/2021	359,474
1,880,000	2.85%, 06/15/2020	1,859,219
630,000	Fortis, Inc. 2.10%, 10/04/2021	601,240
3,577,000	Georgia Power Co. 2.00%, 09/08/2020	3,484,574
1,430,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,380,471
495,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	556,989
	Pacific Gas & Electric Co.
810,000	2.95%, 03/01/2026	718,742
4,525,000	3.30%, 12/01/2027	4,028,956
30,000	3.40%, 08/15/2024	28,377
2,385,000	6.05%, 03/01/2034	2,553,748
	South Carolina Electric & Gas Co.
585,000	3.50%, 08/15/2021	583,698
245,000	4.25%, 08/15/2028	243,024
2,225,000	4.50%, 06/01/2064	1,920,175
	Southern California Edison Co.
445,000	3.70%, 08/01/2025	442,384
250,000	4.13%, 03/01/2048	231,782
	Southern Co.
490,000	2.95%, 07/01/2023	467,843
1,655,000	3.25%, 07/01/2026	1,536,445
1,975,000	Vistra Operations Co. LLC 5.50%, 09/01/2026(1)	1,945,375

		29,518,471

	Electronics - 0.0%
885,000	Fortive Corp. 2.35%, 06/15/2021	855,778

	Engineering & Construction - 0.5%
2,280,000	Fluor Corp. 4.25%, 09/15/2028	2,182,045
	Mexico City Airport Trust
880,000	3.88%, 04/30/2028(1)	711,216
200,000	5.50%, 07/31/2047(1)	160,000
	SBA Tower Trust
4,130,000	3.17%, 04/09/2047(1)	4,037,100
2,040,000	3.45%, 03/15/2048(1)	1,996,479

		9,086,840

	Entertainment - 0.1%
	GLP Capital L.P. / GLP Financing II, Inc.
1,205,000	5.30%, 01/15/2029	1,183,912
275,000	5.38%, 04/15/2026	273,281
	WMG Acquisition Corp.
425,000	4.88%, 11/01/2024(1)	414,375
185,000	5.00%, 08/01/2023(1)	182,688

		2,054,256

	Food - 0.4%
	Conagra Brands, Inc.
635,000	3 mo. USD LIBOR + 0.750%, 3.22%, 10/22/2020(2)	635,355
440,000	3.80%, 10/22/2021	440,406
240,000	4.60%, 11/01/2025	240,407
365,000	5.30%, 11/01/2038	353,514
	Kraft Heinz Foods Co.
1,520,000	4.38%, 06/01/2046	1,264,644
3,500,000	4.63%, 01/30/2029	3,413,678

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.6% - (continued)
	Food - 0.4% - (continued)
$1,415,000	Sysco Corp. 2.50%, 07/15/2021	$1,377,984
285,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)(8)	284,288

		8,010,276

	Food Service - 0.0%
580,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	550,275

	Forest Products & Paper - 0.1%
985,000	Suzano Austria GmbH 6.00%, 01/15/2029(1)	1,003,469

	Gas - 0.1%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
40,000	5.63%, 05/20/2024	38,400
365,000	5.88%, 08/20/2026	344,925
1,595,000	Sempra Energy 2.40%, 02/01/2020	1,575,700

		1,959,025

	Healthcare-Products - 0.4%
	Becton Dickinson and Co.
3,610,000	3.36%, 06/06/2024	3,449,424
2,560,000	3.70%, 06/06/2027	2,403,846
2,090,000	Boston Scientific Corp. 4.00%, 03/01/2028	2,042,990
	Thermo Fisher Scientific, Inc.
320,000	2.95%, 09/19/2026	292,215
360,000	3.00%, 04/15/2023	346,961

		8,535,436

	Healthcare-Services - 1.0%
625,000	Aetna, Inc. 2.80%, 06/15/2023	596,133
	Anthem, Inc.
3,540,000	3.50%, 08/15/2024	3,434,389
1,920,000	3.65%, 12/01/2027	1,794,763
320,000	4.63%, 05/15/2042	303,255
	Community Health Systems, Inc.
480,000	5.13%, 08/01/2021(8)	454,800
75,000	6.25%, 03/31/2023	68,978
	Halfmoon Parent, Inc.
450,000	3 mo. USD LIBOR + 0.350%, 2.68%, 03/17/2020(1)(2)	450,163
1,585,000	4.13%, 11/15/2025(1)	1,566,606
7,880,000	4.38%, 10/15/2028(1)	7,706,949
255,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	261,133
	UnitedHealth Group, Inc.
1,410,000	3.50%, 06/15/2023	1,407,708
1,195,000	3.75%, 07/15/2025	1,183,185
280,000	4.25%, 04/15/2047	268,282
765,000	4.25%, 06/15/2048	729,196
590,000	4.75%, 07/15/2045	602,137

		20,827,677

	Home Builders - 0.1%
530,000	Lennar Corp. 4.75%, 11/29/2027	495,550
285,000	PulteGroup, Inc. 5.50%, 03/01/2026	279,300
475,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	448,875

		1,223,725

	Insurance - 0.1%
660,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	665,775
	Genworth Holdings, Inc.
10,000	4.80%, 02/15/2024	8,650
350,000	4.90%, 08/15/2023	308,000
15,000	7.63%, 09/24/2021	15,262
225,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	334,981
380,000	MGIC Investment Corp. 5.75%, 08/15/2023	389,500
795,000	Willis North America, Inc. 3.60%, 05/15/2024	764,858

		2,487,026

The accompanying notes are an integral part of these financial statements.

156

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.6% - (continued)
	Internet - 0.5%
	Alibaba Group Holding Ltd.
$2,680,000	3.40%, 12/06/2027	$2,446,391
615,000	4.00%, 12/06/2037	541,220
1,050,000	4.20%, 12/06/2047	908,782
	Amazon.com, Inc.
660,000	2.80%, 08/22/2024	629,439
2,515,000	3.88%, 08/22/2037	2,372,736
140,000	Symantec Corp. 5.00%, 04/15/2025(1)	131,690
	Tencent Holdings Ltd.
2,300,000	2.99%, 01/19/2023(1)	2,214,007
905,000	3.60%, 01/19/2028(1)	830,191

		10,074,456

	Iron/Steel - 0.3%
285,000	Commercial Metals Co. 5.38%, 07/15/2027	263,981
225,000	Glencore Funding LLC 2.50%, 01/15/2019(1)	224,690
	Steel Dynamics, Inc.
710,000	4.13%, 09/15/2025	663,850
200,000	5.50%, 10/01/2024	201,250
	Vale Overseas Ltd.
3,590,000	6.25%, 08/10/2026	3,836,884
340,000	6.88%, 11/10/2039	381,310

		5,571,965

	IT Services - 0.1%
	Apple, Inc.
505,000	3.45%, 02/09/2045	433,465
615,000	3.85%, 08/04/2046	562,075
965,000	Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	943,930

		1,939,470

	Leisure Time - 0.0%
135,000	VOC Escrow Ltd. 5.00%, 02/15/2028(1)	126,900

	Lodging - 0.0%
230,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026(1)	224,825

	Machinery-Construction & Mining - 0.0%
145,000	BWX Technologies, Inc. 5.38%, 07/15/2026(1)	145,363
345,000	Oshkosh Corp. 5.38%, 03/01/2025	350,175

		495,538

	Machinery-Diversified - 0.0%
450,000	John Deere Capital Corp. 3 mo. USD LIBOR + 0.180%, 2.59%, 01/07/2020(2)	450,140

	Media - 1.9%
	CCO Holdings LLC / CCO Holdings Capital Corp.
30,000	5.13%, 05/01/2027(1)	28,238
170,000	5.75%, 02/15/2026(1)	168,300
	Charter Communications Operating LLC / Charter Communications Operating Capital
2,400,000	4.20%, 03/15/2028	2,247,866
1,305,000	4.91%, 07/23/2025	1,310,560
740,000	5.75%, 04/01/2048	700,301
3,405,000	6.48%, 10/23/2045	3,456,613
	Comcast Corp.
600,000	2.35%, 01/15/2027	524,601
490,000	3.20%, 07/15/2036	400,568
570,000	3.95%, 10/15/2025	569,058
1,780,000	4.05%, 11/01/2052	1,519,525
825,000	4.15%, 10/15/2028	818,222
1,015,000	4.25%, 10/15/2030	1,001,101
630,000	4.60%, 10/15/2038	616,430
430,000	4.95%, 10/15/2058	421,066
	Cox Communications, Inc.
35,000	2.95%, 06/30/2023(1)	33,337

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.6% - (continued)
		Media - 1.9% - (continued)
	$3,421,000	3.15%, 08/15/2024(1)	$3,233,228
	330,000	4.80%, 02/01/2035(1)	297,022
	310,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	297,600
		Discovery Communications LLC
	1,523,000	3.80%, 03/13/2024	1,477,209
	927,000	3.95%, 06/15/2025(1)	891,089
	820,000	4.90%, 03/11/2026(8)	829,228
	505,000	DISH DBS Corp. 5.88%, 11/15/2024	429,250
	505,000	Liberty Interactive LLC 8.25%, 02/01/2030	527,725
	1,379,000	NBCUniversal Media LLC 5.95%, 04/01/2041	1,537,516
	1,175,000	Time Warner Cable LLC 4.50%, 09/15/2042	944,442
	3,190,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	3,874,789
		Viacom, Inc.
	5,520,000	4.25%, 09/01/2023	5,511,341
	584,000	4.38%, 03/15/2043	477,921
	299,000	4.85%, 12/15/2034	275,441
	45,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(2)	43,234
	50,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(2)	47,850
		Videotron Ltd.
	70,000	5.13%, 04/15/2027(1)	66,325
	480,000	5.38%, 06/15/2024(1)	479,400
	2,770,000	Warner Media LLC 3.80%, 02/15/2027	2,595,468

			37,651,864

		Mining - 0.3%
		Anglo American Capital plc
	1,435,000	3.75%, 04/10/2022(1)	1,416,589
	1,625,000	4.13%, 09/27/2022(1)	1,620,269
	745,000	4.75%, 04/10/2027(1)	717,304
	285,000	FMG Resources August 2006 Pty Ltd. 5.13%, 05/15/2024(1)	270,750
GBP	600,000	Glencore Finance Europe Ltd. 6.50%, 02/27/2019(7)	778,762
		Glencore Funding LLC
	$340,000	2.50%, 01/15/2019(7)	339,531
	740,000	3 mo. USD LIBOR + 1.360%, 3.80%, 01/15/2019(2)(7)	740,662
	585,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	585,731

			6,469,598

		Miscellaneous Manufacturing - 0.1%
	900,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	887,420

		Office/Business Equipment - 0.1%
	1,680,000	Pitney Bowes, Inc. 4.70%, 04/01/2023	1,493,100

		Oil & Gas - 1.0%
	150,000	Aker BP ASA 5.88%, 03/31/2025(1)	151,313
		Anadarko Petroleum Corp.
	630,000	3.45%, 07/15/2024	598,513
	260,000	4.50%, 07/15/2044	227,258
	275,000	Antero Resources Corp. 5.63%, 06/01/2023	275,000
	2,855,000	Canadian Natural Resources Ltd. 3.85%, 06/01/2027	2,705,250
	1,000,000	EnCana Corp. 3.90%, 11/15/2021	998,934
		Hess Corp.
	1,490,000	4.30%, 04/01/2027	1,397,330
	76,000	6.00%, 01/15/2040	74,864
	1,945,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,177,227
	611,000	Marathon Oil Corp. 3.85%, 06/01/2025	586,795
	885,000	Marathon Petroleum Corp. 3.80%, 04/01/2028(1)	826,641
	290,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	300,150
	140,000	Nabors Industries, Inc. 4.63%, 09/15/2021	134,735

The accompanying notes are an integral part of these financial statements.

157

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.6% - (continued)
		Oil & Gas - 1.0% - (continued)
		Petroleos Mexicanos
	$55,000	5.35%, 02/12/2028(1)	$49,000
	200,000	6.50%, 01/23/2029(1)	191,400
	1,705,000	6.63%, 06/15/2035	1,560,075
	1,055,000	Phillips 66 3.90%, 03/15/2028	1,010,638
	285,000	QEP Resources, Inc. 5.25%, 05/01/2023	272,888
		SM Energy Co.
	130,000	6.13%, 11/15/2022	131,625
	140,000	6.75%, 09/15/2026(8)	140,350
	290,000	Sunoco L.P. / Sunoco Finance Corp. 5.50%, 02/15/2026(1)	276,225
	2,310,000	Tullow Oil plc 7.00%, 03/01/2025(1)(8)	2,264,031
	1,355,000	Valero Energy Corp. 3.40%, 09/15/2026	1,250,004
	455,000	WPX Energy, Inc. 5.25%, 09/15/2024	449,312
ARS	81,010,352	YPF S.A. 16.50%, 05/09/2022(1)	1,404,715

			19,454,273

		Packaging & Containers - 0.0%
	$620,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	617,675
	265,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	259,038

			876,713

		Pharmaceuticals - 1.5%
	1,015,000	Allergan Funding SCS 3.45%, 03/15/2022	998,167
		Bausch Health Cos., Inc.
	245,000	6.50%, 03/15/2022(1)	253,575
	95,000	7.00%, 03/15/2024(1)	99,483
	77,000	Baxalta, Inc. 3.60%, 06/23/2022	76,281
	3,585,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	3,521,658
	2,030,000	Cardinal Health, Inc. 2.62%, 06/15/2022	1,940,492
		CVS Health Corp.
	3,635,000	3.13%, 03/09/2020	3,626,665
	1,421,000	3.88%, 07/20/2025	1,382,835
	2,650,000	4.10%, 03/25/2025	2,617,955
	1,640,000	5.05%, 03/25/2048	1,599,100
	1,420,000	5.13%, 07/20/2045	1,392,849
		Elanco Animal Health, Inc.
	1,370,000	3.91%, 08/27/2021(1)	1,369,990
	1,315,000	4.27%, 08/28/2023(1)	1,308,953
	2,590,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	2,566,528
	405,000	IQVIA, Inc. 4.88%, 05/15/2023(1)	400,699
		Mylan N.V.
	885,000	3.15%, 06/15/2021	864,195
	1,170,000	3.75%, 12/15/2020	1,169,926
	827,000	3.95%, 06/15/2026	758,860
		Mylan, Inc.
	1,170,000	4.55%, 04/15/2028(1)	1,082,627
	585,000	5.20%, 04/15/2048(1)	498,016
	1,640,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	1,575,635
	95,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	77,423

			29,181,912

		Pipelines - 0.9%
		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp.
	1,750,000	4.25%, 12/01/2027	1,665,490
	155,000	6.25%, 10/15/2022	159,844
	270,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	278,100
		DCP Midstream Operating L.P.
	100,000	3.88%, 03/15/2023	96,000
	200,000	4.95%, 04/01/2022	201,000
	100,000	5.60%, 04/01/2044	90,500

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.6% - (continued)
		Pipelines - 0.9% - (continued)
CAD	50,000	Enbridge Pipelines, Inc. 6.62%, 11/19/2018	$38,047
	$430,000	Energy Transfer Equity L.P. 5.50%, 06/01/2027	437,116
	405,000	Energy Transfer Partners L.P. 4.20%, 09/15/2023	403,029
		EQT Midstream Partners L.P.
	1,030,000	4.75%, 07/15/2023	1,040,407
	1,140,000	5.50%, 07/15/2028	1,137,334
		MPLX L.P.
	920,000	4.00%, 03/15/2028	864,010
	1,095,000	4.13%, 03/01/2027	1,044,685
	540,000	4.70%, 04/15/2048	474,236
	265,000	5.20%, 03/01/2047	250,635
	280,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	266,428
		Sunoco Logistics Partners Operations L.P.
	165,000	5.30%, 04/01/2044	147,879
	170,000	5.35%, 05/15/2045	152,713
		Texas Eastern Transmission L.P.
	1,300,000	2.80%, 10/15/2022(1)	1,244,955
	465,000	3.50%, 01/15/2028(1)	435,992
		TransCanada PipeLines Ltd.
	645,000	4.75%, 05/15/2038	620,862
	180,000	6.10%, 06/01/2040	201,105
	460,000	Transcontinental Gas Pipe Line Co. LLC 4.00%, 03/15/2028	440,942
	1,965,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	1,936,092
		Western Gas Partners L.P.
	1,890,000	4.50%, 03/01/2028	1,798,988
	1,365,000	4.75%, 08/15/2028	1,309,473
	115,000	5.50%, 08/15/2048	102,774
	475,000	Williams Cos., Inc. 4.30%, 03/04/2024	474,311

			17,312,947

		Real Estate Investment Trusts - 0.1%
		Crown Castle International Corp.
	780,000	3.15%, 07/15/2023	748,601
	580,000	3.20%, 09/01/2024	547,758
		Equinix, Inc.
	95,000	5.38%, 04/01/2023	96,425
	450,000	5.88%, 01/15/2026	457,875

			1,850,659

		Retail - 0.5%
	150,000	1011778 BC ULC / New Red Finance, Inc. 4.25%, 05/15/2024(1)	141,000
	265,000	Dollar Tree, Inc. 3 mo. USD LIBOR + 0.700%, 3.15%, 04/17/2020(2)	265,216
		Home Depot, Inc.
	460,000	3.50%, 09/15/2056	372,296
	260,000	4.20%, 04/01/2043	249,080
	210,000	Lowe’s Cos., Inc. 3.70%, 04/15/2046	181,155
	1,630,000	McDonald’s Corp. 3.35%, 04/01/2023	1,603,076
		Starbucks Corp.
	835,000	3.80%, 08/15/2025	810,406
	745,000	4.00%, 11/15/2028	723,805
	285,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	260,063
	510,000	United Rentals North America, Inc. 4.88%, 01/15/2028	459,485
	4,365,000	Walmart, Inc. 3.40%, 06/26/2023	4,350,280

			9,415,862

		Semiconductors - 0.5%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	1,700,000	2.38%, 01/15/2020	1,680,172
	250,000	3.13%, 01/15/2025	228,668
	6,110,000	3.63%, 01/15/2024	5,850,799
	810,000	Intel Corp. 4.10%, 05/19/2046	770,941

The accompanying notes are an integral part of these financial statements.

158

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.6% - (continued)
	Semiconductors - 0.5% - (continued)
$1,675,000	Microchip Technology, Inc. 4.33%, 06/01/2023(1)	$1,637,544
350,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	337,750
211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	214,693

		10,720,567

	Software - 0.5%
	CDK Global, Inc.
150,000	4.88%, 06/01/2027	140,438
30,000	5.88%, 06/15/2026	30,225
795,000	Fidelity National Information Services, Inc. 4.25%, 05/15/2028	780,868
	First Data Corp.
190,000	5.00%, 01/15/2024(1)	187,625
245,000	5.38%, 08/15/2023(1)	247,144
	Microsoft Corp.
1,410,000	3.70%, 08/08/2046	1,297,758
1,570,000	3.95%, 08/08/2056	1,460,729
	MSCI, Inc.
360,000	5.25%, 11/15/2024(1)	362,700
65,000	5.75%, 08/15/2025(1)	66,788
255,000	Open Text Corp. 5.88%, 06/01/2026(1)	256,275
885,000	Oracle Corp. 4.00%, 11/15/2047	795,861
	salesforce.com, Inc.
1,165,000	3.25%, 04/11/2023	1,152,146
635,000	3.70%, 04/11/2028	619,936
3,520,000	Western Digital Corp. 4.75%, 02/15/2026	3,251,600

		10,650,093

	Telecommunications - 1.9%
	AT&T, Inc.
335,000	3 mo. USD LIBOR + 0.650%, 3.09%, 01/15/2020(2)	336,235
900,000	4.10%, 02/15/2028(1)	854,580
255,000	4.25%, 03/01/2027	247,290
3,391,000	4.30%, 02/15/2030(1)	3,185,877
835,000	4.50%, 05/15/2035	753,338
1,925,000	4.75%, 05/15/2046	1,662,253
4,500,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	4,343,511
	Nokia Oyj
1,115,000	4.38%, 06/12/2027	1,048,657
455,000	6.63%, 05/15/2039	474,337
260,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	269,425
325,000	Sprint Corp. 7.13%, 06/15/2024	332,313
2,455,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(1)	2,455,000
	Telecom Italia Capital S.A.
145,000	6.00%, 09/30/2034	130,863
215,000	7.72%, 06/04/2038	217,688
4,085,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	3,850,112
	Telefonica Emisiones SAU
525,000	4.67%, 03/06/2038	470,631
885,000	4.90%, 03/06/2048	787,994
775,000	5.21%, 03/08/2047	722,877
	Verizon Communications, Inc.
665,000	3 mo. USD LIBOR + 0.550%, 2.86%, 05/22/2020(2)	668,048
1,971,000	4.27%, 01/15/2036	1,804,545
465,000	4.40%, 11/01/2034	438,348
1,525,000	4.50%, 08/10/2033	1,482,096
3,613,000	4.52%, 09/15/2048	3,307,206
1,700,000	4.81%, 03/15/2039	1,645,398
355,000	4.86%, 08/21/2046	337,749
1,165,000	5.01%, 08/21/2054	1,114,421
1,445,000	5.25%, 03/16/2037	1,485,610

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 27.6% - (continued)
		Telecommunications - 1.9% - (continued)
	$3,465,000	Vodafone Group plc 4.38%, 05/30/2028	$3,338,442

			37,764,844

		Transportation - 0.3%
	465,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	532,492
	2,610,000	CSX Corp. 3.25%, 06/01/2027	2,428,074
		FedEx Corp.
	35,000	4.40%, 01/15/2047	31,578
	100,000	4.55%, 04/01/2046	92,185
	620,000	4.75%, 11/15/2045	588,793
	2,870,000	Union Pacific Corp. 4.38%, 09/10/2038	2,796,115

			6,469,237

		Total Corporate Bonds (cost $579,182,822)	$552,431,545

ESCROWS(22) - 0.0%
		Energy - Alternate Sources - 0.0%
	350,000	TCEH Corp. 0.00%,*(10)(11)	$—

		Total Escrows (cost $—)	$—

FOREIGN GOVERNMENT OBLIGATIONS - 2.3%
		Argentina - 0.1%
EUR	1,665,000	Argentine Republic Government International Bond 5.25%, 01/15/2028	$1,447,400

		Egypt - 0.0%
	$725,000	Egypt Government International Bond 8.50%, 01/31/2047(7)	684,146

		France - 0.0%
	750,000	Dexia Credit Local S.A. 3 mo. USD LIBOR + 0.500%, 2.81%, 02/15/2019(1)(2)	750,973

		Ghana - 0.1%
	1,165,000	Ghana Government International Bond 8.63%, 06/16/2049(1)	1,092,831

		Hungary - 0.1%
		Hungary Treasury Bills
HUF	129,130,000	1.00%, 02/06/2019(12)	450,410
	125,000,000	12.90%, 01/09/2019(12)	436,033

			886,443

		Japan - 0.9%
		Japan Bank for International Cooperation
	$400,000	3 mo. USD LIBOR + 0.480%, 2.80%, 06/01/2020(2)	402,069
	400,000	3 mo. USD LIBOR + 0.390%, 2.86%, 07/21/2020(2)	401,468
		Japan Treasury Discount Bill
JPY	299,800,000	1.00%, 11/12/2018(12)	2,657,057
	551,550,000	1.00%, 12/03/2018(12)	4,888,736
	541,100,000	1.20%, 01/28/2019(12)	4,798,893
	23,950,000	2.90%, 01/21/2019(12)	212,387
	271,050,000	4.70%, 02/04/2019(12)	2,403,989
	267,950,000	5.60%, 12/17/2018(12)	2,375,255

			18,139,854

		Panama - 0.2%
		Panama Government International Bond
	$2,520,000	4.30%, 04/29/2053	2,252,905
	1,475,000	4.50%, 04/16/2050	1,360,688

			3,613,593

The accompanying notes are an integral part of these financial statements.

159

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 2.3% - (continued)
		Qatar - 0.1%
	$2,400,000	Qatar Government International Bond 5.10%, 04/23/2048(1)	$2,436,000

		Romania - 0.2%
	3,772,000	Romanian Government International Bond 6.13%, 01/22/2044(7)	4,061,539

		Saudi Arabia - 0.1%
	2,951,000	Saudi Government International Bond 4.50%, 10/26/2046(7)	2,673,612

		South Korea - 0.0%
	445,000	Export-Import Bank of Korea 3 mo. USD LIBOR + 0.460%, 2.93%, 10/21/2019(2)	445,231
	200,000	Korea Development Bank 3 mo. USD LIBOR + 0.450%, 2.76%, 02/27/2020(2)	199,711

			644,942

		Spain - 0.1%
EUR	1,970,000	Spain Government Bond 0.25%, 01/31/2019	2,235,025

		Tunisia - 0.1%
	2,210,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(1)	2,462,481

		United Arab Emirates - 0.3%
	$6,220,000	Abu Dhabi Government International Bond 4.13%, 10/11/2047(1)	5,754,495

		Total Foreign Government Obligations (cost $48,636,551)	$46,883,334

MUNICIPAL BONDS - 0.7%
		Education - 0.1%
		Chicago, IL, Board of Education
	695,000	6.14%, 12/01/2039	$638,031
	1,660,000	6.32%, 11/01/2029	1,611,130

			2,249,161

		General - 0.1%
	1,615,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	2,017,603
	1,980,000	Puerto Rico Commonwealth Government Employees Retirement System 6.30%, 07/01/2043	650,925

			2,668,528

		General Obligation - 0.5%
	1,780,000	California State, GO Taxable 7.55%, 04/01/2039	2,527,636
		City of Chicago, IL, GO
	715,000	7.05%, 01/01/2029	755,140
	3,345,000	7.38%, 01/01/2033	3,611,897
		Illinois State, GO
	155,000	5.36%, 02/01/2019	155,808
	2,920,000	5.88%, 03/01/2019	2,946,426

			9,996,907

		Total Municipal Bonds (cost $15,692,270)	$14,914,596

SENIOR FLOATING RATE INTERESTS - 2.5%(13)
		Advertising - 0.0%
	465,685	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 09/26/2021	$344,183

		Aerospace/Defense - 0.0%
	357,300	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.78%, 12/11/2024	356,703
	445,236	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 05/30/2025	442,574

			799,277

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 2.5%(13) - (continued)
		Agriculture - 0.0%
	$292,767	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 9.55%, 11/15/2021	$258,366

		Auto Manufacturers - 0.0%
	198,500	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.78%, 11/06/2024	198,665

		Auto Parts & Equipment - 0.0%
	235,000	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/01/2025	234,706

		Biotechnology - 0.0%
	225,000	Lifescan Global Corp. 1 mo. USD LIBOR + 6.000%, 8.40%, 09/27/2024	219,470
	328,184	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/15/2022	328,456

			547,926

		Chemicals - 0.1%
	579,477	Chemours Co. 1 mo. USD LIBOR + 1.750%, 4.05%, 04/03/2025	576,944
	125,000	LTI Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.80%, 09/06/2025	124,844
		Starfruit Finco B.V.
EUR	100,000	3 mo. EURIBOR + 3.750%, 3.75%, 10/01/2025	114,115
	$100,000	1 mo. USD LIBOR + 3.250%, 5.51%, 10/01/2025	99,625
	486,228	Univar, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 07/01/2024	485,805

			1,401,333

		Coal - 0.0%
	640,308	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.28%, 03/28/2022	641,512
	165,832	Peabody Energy Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	165,364

			806,876

		Commercial Services - 0.2%
	220,000	Allied Universal Holdco LLC 3 mo. USD LIBOR + 4.250%, 0.00%, 07/28/2022(14)	219,589
	290,000	APX Group, Inc. 1 mo. USD LIBOR + 5.000%, 7.32%, 02/02/2024	287,100
	212,850	Ascend Learning LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 07/12/2024	212,984
	214,463	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	214,598
	146,027	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 8.30%, 03/24/2025	148,035
	100,000	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 0.00%, 06/20/2025(14)	100,063
	456,731	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/15/2023	454,621
EUR	422,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	481,429
	$878,875	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/01/2024	878,655
	120,313	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.15%, 11/29/2024	120,839
	393,000	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 12/07/2023	393,817

			3,511,730

		Construction Materials - 0.0%
	269,325	Pisces Midco, Inc. 1 mo. USD LIBOR + 3.750%, 6.18%, 04/12/2025	268,148

		Distribution/Wholesale - 0.0%
	144,638	Hamilton Holdco LLC 1 mo. USD LIBOR + 2.000%, 4.40%, 07/02/2025	144,818

The accompanying notes are an integral part of these financial statements.

160

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 2.5%(13) - (continued)
		Diversified Financial Services - 0.1%
	$362,829	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.05%, 04/04/2024	$362,829
		Crown Finance U.S., Inc.
EUR	99,500	1 mo. EURIBOR + 2.625%, 2.63%, 02/28/2025	112,957
	$223,875	1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	222,778
	255,000	Financial & Risk US Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/01/2025	252,238
EUR	194,028	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	220,192
	$260,363	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 10/12/2023	259,646
	73,904	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	73,493

			1,504,133

		Electric - 0.0%
	277,286	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 6.000%, 8.39%, 02/21/2021	256,681

		Energy-Alternate Sources - 0.0%
	244,388	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.03%, 10/31/2024	244,998
	99,250	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 3.250%, 5.55%, 10/30/2024	98,506

			343,504

		Engineering & Construction - 0.0%
	512,203	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 06/21/2024	513,930
	99,500	Verra Mobility Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 02/28/2025	100,039

			613,969

		Entertainment - 0.0%
	222,665	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.250%, 5.55%, 10/03/2023	222,456
	198,503	Scientific Games International, Inc. 2 mo. USD LIBOR + 2.750%, 5.05%, 08/14/2024	196,446
	110,000	Wyndham Hotels & Resorts, Inc. 1 mo. USD LIBOR + 1.750%, 4.05%, 05/30/2025	109,886

			528,788

		Food - 0.1%
	99,750	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	99,376
	421,540	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.69%, 08/03/2022	419,036
	100,000	IRB Holding Corp 1 mo. USD LIBOR + 3.250%, 0.00%, 02/05/2025(14)	99,708
	248,036	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.29%, 05/24/2024	247,637

			865,757

		Food Service - 0.0%
	100,000	8th Avenue Food & Provisions, Inc. 3 mo. USD LIBOR + 3.750%, 0.00%, 10/01/2025(14)	100,750
	107,256	Aramark Services, Inc. 3 mo. USD LIBOR + 1.750%, 4.05%, 03/11/2025	107,190

			207,940

		Gas - 0.0%
	110,000	Messer Industries LLC 1 mo. USD LIBOR + 2.500%, 0.00%, 10/01/2025(14)	109,972

		Healthcare-Products - 0.1%
	243,163	Avantor, Inc. 1 mo. USD LIBOR + 4.000%, 6.30%, 11/21/2024	244,757
	281,438	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 5.64%, 02/02/2024	282,200

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 2.5%(13) - (continued)
		Healthcare-Products - 0.1% - (continued)
	$237,600	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.05%, 09/27/2024	$233,889
	220,500	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 09/07/2023	161,027

			921,873

		Healthcare-Services - 0.2%
	182,400	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.58%, 07/01/2021	170,726
		DentalCorp Perfect Smile ULC
	26,403	3 mo. ICE LIBOR + 3.750%, 4.52%, 06/06/2025(15)	26,502
	105,414	1 mo. USD LIBOR + 3.750%, 6.05%, 06/06/2025	105,810
	275,000	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/10/2025	269,071
	202,162	Gentiva Health Services, Inc. 1 mo. USD LIBOR + 3.750%, 6.06%, 07/02/2025	202,920
	291,062	Global Medical Response, Inc. 1 mo. USD LIBOR + 3.250%, 5.53%, 04/28/2022	282,185
EUR	339,150	IQVIA, Inc. 3 mo. EURIBOR + 2.000%, 2.50%, 06/11/2025	384,234
	$338,172	Jaguar Holding Co. 3 mo. USD LIBOR + 2.500%, 4.80%, 08/18/2022	336,903
	481,745	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.14%, 06/07/2023	480,141
	223,413	One Call Corp. 1 mo. USD LIBOR + 5.250%, 7.53%, 11/25/2022	209,770
	347,934	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 08/01/2024	346,776
	811,055	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 6.64%, 12/30/2022	784,696

			3,599,734

		Household Products - 0.0%
	262,364	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	258,757

		Insurance - 0.1%
		Asurion LLC
	733,370	1 mo. USD LIBOR + 3.000%, 5.30%, 08/04/2022	734,023
	370,000	1 mo. USD LIBOR + 6.500%, 8.80%, 08/04/2025	379,527
	376,829	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 4.79%, 04/17/2020	375,887
	229,425	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	228,636
		Sedgwick Claims Management Services, Inc.
	484,315	1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2021	484,015
	580,000	1 mo. USD LIBOR + 5.750%, 8.05%, 02/28/2022	580,000

			2,782,088

		Internet - 0.0%
	305,359	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 04/04/2021	295,435

		Investment Company Security - 0.0%
	165,000	Aretec Group, Inc. 3 mo. USD LIBOR + 4.250%, 6.51%, 10/01/2025	165,929

		Leisure Time - 0.1%
	293,740	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 12/22/2024	293,699
	663,717	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/01/2024	656,250
	734,450	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 10/21/2024	734,450
	150,000	Penn National Gaming, Inc. 1 mo. USD LIBOR + 2.250%, 4.58%, 10/15/2025	150,375

			1,834,774

The accompanying notes are an integral part of these financial statements.

161

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 2.5%(13) - (continued)
		Lodging - 0.1%
	$439,731	Boyd Gaming Corp. 1 Week USD LIBOR + 2.250%, 4.47%, 09/15/2023	$439,898
	480,714	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/06/2024	478,070

			917,968

		Machinery-Construction & Mining - 0.0%
	310,000	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 08/01/2025	311,637
	110,246	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 03/23/2025	110,797

			422,434

		Machinery-Diversified - 0.0%
	402,393	Gates Global LLC 3 mo. USD LIBOR + 2.750%, 5.05%, 04/01/2024	402,574

		Media - 0.2%
	183,150	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.04%, 01/31/2026	178,342
	922,420	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.31%, 04/30/2025	922,309
	263,675	CSC Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.78%, 01/25/2026	263,097
	286,177	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 11/15/2024	286,177
	536,486	Numericable Group S.A. 3 mo. USD LIBOR + 3.688%, 5.97%, 01/31/2026	522,516
	533,073	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	528,851
	154,613	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.06%, 08/17/2024	154,535
	220,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 08/15/2026	219,175
	265,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 09/30/2025	264,571
	320,000	Unitymedia Hessen GmbH & Co. KG 1 mo. USD LIBOR + 2.000%, 4.28%, 06/01/2023	319,402
	350,557	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	349,085

			4,008,060

		Metal Fabricate/Hardware - 0.0%
	271,384	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/21/2024	271,587

		Miscellaneous Manufacturing - 0.1%
EUR	204,896	CTC AcquiCo GmbH 3 mo. EURIBOR + 3.000%, 3.00%, 03/07/2025	231,941
	$154,735	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.28%, 10/20/2024	154,090
	525,197	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.39%, 05/16/2024	521,915

			907,946

		Oil & Gas - 0.1%
	54,167	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.78%, 03/30/2023	54,234
	212,313	BCP Raptor LLC 2 mo. USD LIBOR + 4.250%, 6.64%, 06/24/2024	209,243
	485,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 12.67%, 12/31/2021	539,563
	115,000	Caprock Midstream LLC 1 mo. USD LIBOR + 4.750%, 0.00%, 10/22/2025(14)	114,138
	646,774	Fieldwood Energy LLC 1 mo. USD LIBOR + 5.250%, 7.55%, 04/11/2022	649,607
	225,000	Grizzly Acquisitions, Inc. 1 mo. USD LIBOR + 3.250%, 5.65%, 10/01/2025	225,938

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 2.5%(13) - (continued)
	Oil & Gas - 0.1% - (continued)
$281,743	PES Holdings LLC 3 mo. USD LIBOR + 3.500%, 5.89%, 12/31/2022	$231,029
110,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.60%, 09/27/2024	110,619

		2,134,371

	Packaging & Containers - 0.1%
	Berry Global, Inc.
521,250	3 mo. USD LIBOR + 1.750%, 4.03%, 02/08/2020	520,218
366,827	1 mo. USD LIBOR + 2.000%, 4.28%, 10/01/2022	366,552
114,483	Crown Americas LLC 1 Week USD LIBOR + 2.000%, 4.28%, 04/03/2025	114,544
	Flex Acquisition Co., Inc.
274,179	3 mo. USD LIBOR + 3.000%, 5.26%, 12/29/2023	273,379
99,750	1 mo. USD LIBOR + 3.250%, 5.51%, 06/29/2025	99,804
142,463	Proampac PG Borrower LLC 1 mo. USD LIBOR + 3.500%, 5.84%, 11/18/2023	142,605
786,646	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/05/2023	786,646

		2,303,748

	Pharmaceuticals - 0.1%
696,188	Endo Luxembourg Finance Co. S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.56%, 04/29/2024	698,652
284,246	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.27%, 06/01/2025	284,181

		982,833

	Real Estate - 0.0%
275,682	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.28%, 12/20/2024	274,849

	Retail - 0.3%
	Albertsons LLC
513,181	1 mo. USD LIBOR + 2.750%, 5.05%, 08/25/2021	512,190
352,840	3 mo. USD LIBOR + 3.000%, 5.38%, 12/21/2022	351,761
989,863	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/31/2023	979,005
589,050	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.30%, 09/25/2024	588,838
493,712	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 04/07/2025	483,013
702,735	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 08/18/2023	690,437
427,172	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.53%, 10/25/2020	388,487
159,600	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.28%, 06/06/2025	160,398
361,288	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 6.34%, 09/12/2024	360,182
309,692	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 06/27/2023	309,036

		4,823,347

	Semiconductors - 0.0%
266,778	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	265,711

	Software - 0.4%
456,407	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 5.89%, 06/13/2024	453,491
291,802	Aristocrat Technologies, Inc. 3 mo. USD LIBOR + 1.750%, 4.22%, 10/19/2024	290,609
504,082	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2024	503,266
153,752	Epicor Software Corp. 1 mo. USD LIBOR + 3.250%, 5.56%, 06/01/2022	154,017

The accompanying notes are an integral part of these financial statements.

162

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 2.5%(13) - (continued)
	Software - 0.4% - (continued)
$1,821,197	First Data Corp. 1 mo. USD LIBOR + 2.000%, 4.29%, 04/26/2024	$1,810,579
222,409	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 07/01/2022	223,475
725,593	Infor U.S., Inc. 1 mo. USD LIBOR + 2.750%, 5.14%, 02/01/2022	722,509
250,000	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 4.250%, 6.78%, 05/16/2025	250,702
149,609	SkillSoft Corp. 3 mo. USD LIBOR + 4.750%, 7.05%, 04/28/2021	137,961
	SS&C Technologies, Inc.
425,000	1 mo. USD LIBOR + 2.250%, 0.00%, 04/16/2025(14)	422,420
190,670	1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	189,610
125,000	Web.com Group, Inc. 1 mo. USD LIBOR + 3.750%, 0.00%, 10/10/2025(14)	124,726
1,744,838	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 06/30/2023	1,746,286

		7,029,651

	Telecommunications - 0.1%
290,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 02/22/2024	290,136
1,009,687	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 02/02/2024	1,008,738
540,921	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/15/2024	518,521
160,000	Zacapa LLC 1 mo. USD LIBOR + 5.000%, 7.39%, 07/02/2025	160,733
318,158	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.55%, 01/19/2024	318,308

		2,296,436

	Transportation - 0.0%
340,852	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.77%, 08/01/2025	342,983

	Total Senior Floating Rate Interests (cost $50,537,895)	$50,189,860

U.S. GOVERNMENT AGENCIES - 47.9%
	Mortgage-Backed Agencies - 47.9%
	FHLMC - 12.8%
94,775	0.01%, 11/15/2036(16)	$84,920
23,304,442	0.15%, 10/25/2020(4)(6)	66,979
18,266,669	0.61%, 03/25/2027(4)(6)	777,154
2,275,377	1.75%, 10/15/2042	2,119,855
1,067,485	2.50%, 12/15/2026(6)	55,191
1,048,366	2.50%, 03/15/2028(6)	77,867
796,374	2.50%, 05/15/2028(6)	61,118
2,240,404	3.00%, 03/15/2028(6)	171,427
1,251,056	3.00%, 08/01/2029	1,231,582
1,046,659	3.00%, 05/15/2032(6)	73,964
640,159	3.00%, 03/15/2033(6)	77,675
17,016,784	3.00%, 04/01/2033	16,671,245
7,845,000	3.00%, 11/01/2033(17)	7,681,971
4,699,928	3.00%, 11/01/2036	4,530,821
4,072,599	3.00%, 01/01/2037	3,926,074
4,050,000	3.00%, 08/15/2043	3,786,133
7,453,842	3.00%, 11/01/2046	7,064,185
21,167,484	3.00%, 12/01/2046	20,055,076
31,632,550	3.00%, 01/01/2048	29,937,604
4,791,683	3.00%, 02/15/2048	4,684,122
4,025,000	3.00%, 11/01/2048(17)	3,806,318
1,260,000	3.25%, 11/15/2041	1,226,973

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 47.9% - (continued)
	Mortgage-Backed Agencies - 47.9% - (continued)
	FHLMC - 12.8% - (continued)
$1,218,579	3.50%, 06/15/2026(6)	$77,097
422,635	3.50%, 09/15/2026(6)	37,294
732,325	3.50%, 03/15/2027(6)	62,449
4,400,000	3.50%, 11/01/2033(17)	4,397,768
2,600,591	3.50%, 08/01/2034	2,581,553
3,177,970	3.50%, 03/15/2041(6)	392,583
1,119,465	3.50%, 06/01/2046	1,093,466
6,225,971	3.50%, 10/01/2047	6,064,712
8,898,177	3.50%, 01/01/2048	8,666,367
3,262,599	3.50%, 03/01/2048	3,185,096
621,125	3.50%, 04/01/2048	604,991
29,707,700	3.50%, 07/01/2048	28,935,078
12,914,356	3.50%, 08/01/2048	12,578,232
6,705,000	3.50%, 11/01/2048(17)	6,526,375
4,285,000	3.97%, 09/25/2028	4,363,308
2,287,919	4.00%, 08/01/2025	2,331,297
419,867	4.00%, 08/15/2026(6)	37,815
2,393,850	4.00%, 07/15/2027(6)	217,809
3,032,063	4.00%, 03/15/2028(6)	275,724
699,196	4.00%, 06/15/2028(6)	64,590
2,085,909	4.00%, 07/15/2030(6)	226,649
2,494,404	4.00%, 05/01/2042	2,516,794
664,651	4.00%, 08/01/2042	670,640
898,343	4.00%, 09/01/2042	905,604
253,488	4.00%, 07/01/2044	255,693
1,132,760	4.00%, 02/01/2046	1,134,893
599,206	4.00%, 09/01/2048	599,597
30,400,000	4.00%, 11/01/2048(17)	30,403,888
428,409	4.50%, 02/01/2039	439,740
4,527,719	4.50%, 05/01/2042	4,691,381
664,922	4.50%, 09/01/2044	681,895
5,415,000	4.50%, 11/01/2048(17)	5,545,087
1,785,395	4.75%, 07/15/2039	1,879,823
135,230	5.00%, 02/01/2028	141,243
144,805	5.00%, 04/01/2028	151,245
285,116	5.00%, 01/01/2030	298,397
10,236	5.00%, 09/01/2031	10,691
979,105	5.00%, 09/15/2033(6)	194,775
10,364	5.00%, 07/01/2035	10,970
222,498	5.00%, 04/01/2038	234,666
338,645	5.00%, 09/01/2039	357,392
638,105	5.00%, 01/01/2040	673,823
195,299	5.00%, 08/01/2040	205,702
11,357	5.00%, 02/01/2041	12,021
387,992	5.00%, 04/01/2044	409,114
1,664,749	5.00%, 03/01/2047	1,745,888
829,501	5.00%, 04/01/2047	867,987
657,260	5.00%, 06/01/2047	686,563
91,068	5.00%, 11/01/2047	96,259
2,220,000	5.00%, 11/01/2048(17)	2,317,529
854,798	5.50%, 04/15/2036(6)	190,501
9,347	5.50%, 11/01/2037	10,048
1,060	5.50%, 02/01/2038	1,137
43,817	5.50%, 04/01/2038	46,944
41,649	5.50%, 06/01/2038	44,577
2,305,614	5.50%, 08/01/2038	2,478,973
117,529	5.50%, 05/01/2040	125,944
483,856	5.50%, 08/01/2040	517,723
462,036	5.50%, 06/01/2041	495,467
1,820,468	5.50%, 12/15/2046(6)	382,223
155,998	6.00%, 01/01/2023	161,126
46,565	6.00%, 11/01/2032	50,342
118,307	6.00%, 11/01/2033	130,167
91,267	6.00%, 02/01/2034	100,256

The accompanying notes are an integral part of these financial statements.

163

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 47.9% - (continued)
	Mortgage-Backed Agencies - 47.9% - (continued)
	FHLMC - 12.8% - (continued)
$136,652	6.00%, 07/01/2034	$150,206
44,987	6.00%, 08/01/2034	49,447
57,991	6.00%, 09/01/2034	63,590
33,976	6.00%, 01/01/2035	36,678
37,643	6.00%, 03/01/2035	41,413
46,131	6.00%, 05/01/2038	49,799
197,354	6.00%, 06/01/2038	213,536
601,391	6.00%, 05/15/2039	651,825
645,356	6.50%, 07/15/2036	704,729

		255,724,458

	FNMA - 23.3%
104,544	0.00%, 03/25/2036(16)	84,098
851,482	0.01%, 06/25/2036(16)	708,881
2,738,352	1.48%, 08/25/2044(4)(6)	130,232
2,683,700	1.58%, 04/25/2055(4)(6)	123,616
2,974,196	1.58%, 05/25/2046(4)(6)	133,401
2,181,525	1.74%, 06/25/2055(4)(6)	109,435
2,570,234	1.75%, 12/25/2042	2,390,061
1,769,915	2.00%, 09/25/2039	1,629,051
1,268,200	2.00%, 08/25/2043	1,171,652
659,950	2.50%, 06/25/2028(6)	49,004
8,720,000	2.50%, 11/01/2033(17)	8,345,980
437,020	2.50%, 01/01/2043	400,987
2,318,514	2.50%, 02/01/2043	2,130,483
1,875,282	2.50%, 03/01/2043	1,723,169
1,074,474	2.50%, 04/01/2043	987,520
447,592	2.50%, 06/01/2043	411,031
761,214	2.50%, 08/01/2043	698,695
3,660,000	2.85%, 12/01/2027	3,407,681
3,700,000	2.98%, 12/01/2029	3,415,572
1,965,430	3.00%, 02/25/2027(6)	142,204
631,374	3.00%, 09/25/2027(6)	53,227
3,983,713	3.00%, 01/25/2028(6)	326,077
918,171	3.00%, 01/01/2030	904,337
3,200,000	3.00%, 11/01/2033(17)	3,140,255
4,062,670	3.00%, 03/01/2037	3,917,193
1,966,521	3.00%, 05/25/2047	1,909,364
6,786,933	3.00%, 09/25/2047	6,591,660
6,183,832	3.00%, 06/25/2048	5,930,656
5,055,287	3.00%, 10/25/2048	4,822,602
21,610,000	3.00%, 11/01/2048(17)	20,440,190
2,940,000	3.09%, 02/25/2030(4)	2,735,099
4,400,000	3.13%, 01/01/2030	4,121,710
1,439,000	3.18%, 01/01/2030	1,353,487
4,900,000	3.18%, 12/01/2029	4,593,487
3,800,000	3.22%, 01/01/2030	3,579,360
253,260	3.24%, 12/01/2026	247,583
95,000	3.29%, 06/01/2029	90,429
653,403	3.30%, 12/01/2026	639,127
546,256	3.41%, 11/01/2024	541,415
1,950,073	3.50%, 05/25/2027(6)	194,082
1,160,612	3.50%, 10/25/2027(6)	110,619
1,088,190	3.50%, 05/25/2030(6)	129,974
412,351	3.50%, 08/25/2030(6)	44,824
957,277	3.50%, 02/25/2031(6)	84,149
4,080,000	3.50%, 11/01/2033(17)	4,076,813
784,101	3.50%, 09/25/2035(6)	119,042
1,604,009	3.50%, 10/01/2044	1,568,116
1,724,057	3.50%, 02/01/2045	1,685,468
3,404,500	3.50%, 09/01/2046	3,324,369
1,559,938	3.50%, 10/01/2046	1,523,250
729,684	3.50%, 10/25/2046(6)	169,153
1,203,997	3.50%, 11/01/2046	1,175,929
1,505,565	3.50%, 09/01/2047	1,466,222

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 47.9% - (continued)
	Mortgage-Backed Agencies - 47.9% - (continued)
	FNMA - 23.3% - (continued)
$5,612,407	3.50%, 11/25/2047	$5,560,919
1,056,293	3.50%, 12/01/2047	1,029,162
6,192,546	3.50%, 01/01/2048	6,030,812
1,222,465	3.50%, 02/01/2048	1,192,098
1,685,428	3.50%, 02/25/2048	1,667,352
3,647,467	3.50%, 04/25/2048	3,624,142
208,639,000	3.50%, 11/01/2048(17)	203,072,574
9,637,483	3.50%, 09/01/2057	9,357,897
1,900,000	3.66%, 07/01/2030	1,863,675
300,411	3.89%, 05/01/2030	300,534
131,066	3.96%, 05/01/2034	131,182
680,775	4.00%, 06/01/2025	693,289
2,661,381	4.00%, 05/25/2027(6)	241,115
2,027,240	4.00%, 01/25/2038(6)	392,201
3,053,466	4.00%, 10/01/2040	3,076,670
1,358,893	4.00%, 11/01/2040	1,369,218
991,271	4.00%, 12/01/2040	998,793
478,026	4.00%, 02/01/2041	481,948
1,125,788	4.00%, 03/01/2041	1,134,335
496,926	4.00%, 03/25/2042(6)	78,087
3,133,619	4.00%, 05/25/2042(6)	422,774
420,037	4.00%, 08/01/2042	423,229
989,453	4.00%, 09/01/2042	996,971
281,677	4.00%, 11/25/2042(6)	43,538
226,852	4.00%, 03/01/2045	227,299
1,179,508	4.00%, 07/01/2045	1,186,977
527,518	4.00%, 05/01/2046	528,070
1,232,971	4.00%, 06/01/2046	1,234,344
1,313,313	4.00%, 04/01/2047	1,320,656
4,076,932	4.00%, 09/01/2048	4,078,890
63,575,000	4.00%, 11/01/2048(17)	63,572,514
370,479	4.50%, 08/01/2024	380,074
27,230	4.50%, 04/01/2025	27,868
529,257	4.50%, 07/25/2027(6)	53,979
850,695	4.50%, 09/01/2035	875,606
231,491	4.50%, 08/01/2040	239,814
2,582,567	4.50%, 10/01/2040	2,675,317
1,106,332	4.50%, 10/01/2041	1,145,999
1,039,552	4.50%, 09/01/2043	1,076,837
15,835,000	4.50%, 11/01/2048(17)	16,212,223
5,478,463	4.50%, 01/01/2051	5,630,781
10,275	5.00%, 12/01/2019	10,586
138,708	5.00%, 01/01/2022	142,903
259,477	5.00%, 04/25/2038	268,948
3,202,127	5.00%, 06/01/2047	3,342,870
282,071	5.46%, 05/25/2042(4)(6)	31,837
10,896	5.50%, 08/01/2019	10,916
10,474	5.50%, 09/01/2019	10,493
14,046	5.50%, 10/01/2019	14,078
3,796	5.50%, 05/01/2020	3,821
295,132	5.50%, 06/01/2022	301,965
157,418	5.50%, 06/01/2033	169,166
609,454	5.50%, 07/01/2033	652,862
39,815	5.50%, 08/01/2033	42,483
2,218,516	5.50%, 11/01/2035	2,378,857
536,275	5.50%, 04/01/2036	574,969
460,509	5.50%, 04/25/2037	495,675
908,239	5.50%, 11/01/2037	971,555
1,159,205	5.50%, 06/25/2042(6)	264,577
1,860,229	5.50%, 09/25/2044(6)	437,476
1,238,154	5.50%, 07/25/2045(6)	280,079
10,175	6.00%, 11/01/2031	10,934
159,400	6.00%, 12/01/2032	172,768
211,426	6.00%, 03/01/2033	230,693

The accompanying notes are an integral part of these financial statements.

164

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 47.9% - (continued)
	Mortgage-Backed Agencies - 47.9% - (continued)
	FNMA - 23.3% - (continued)
$497,494	6.00%, 02/01/2037	$542,488
324,731	6.00%, 12/01/2037	353,827
169,711	6.00%, 03/01/2038	185,145
134,525	6.00%, 10/01/2038	144,766
2,832,980	6.00%, 01/25/2042(6)	526,729
1,690,500	6.00%, 09/25/2047(6)	401,358
2,249	7.50%, 12/01/2029	2,324
12,584	7.50%, 03/01/2030	14,261
23,169	7.50%, 09/01/2031	24,171

		467,467,364

	GNMA - 11.8%
441,576	1.75%, 09/20/2043	412,843
2,011,263	2.00%, 01/20/2042	1,878,002
1,365,000	2.00%, 10/20/2042	981,028
1,741,080	2.50%, 12/16/2039	1,672,727
2,906,382	2.50%, 07/20/2041	2,758,922
890,395	3.00%, 09/20/2028(6)	75,961
189,813	3.00%, 11/15/2042	182,328
548,802	3.00%, 02/16/2043(6)	86,495
189,694	3.00%, 06/15/2043	182,874
171,534	3.00%, 07/15/2043	165,365
196,330	3.00%, 10/15/2044	188,009
245,783	3.00%, 02/15/2045	235,369
130,148	3.00%, 03/15/2045	124,631
670,187	3.00%, 04/15/2045	641,786
167,141	3.00%, 06/15/2045	160,058
6,159,768	3.00%, 07/15/2045	5,898,648
1,420,364	3.00%, 09/20/2047	1,152,135
34,330,000	3.00%, 11/01/2048(17)	32,822,027
380,906	3.50%, 02/16/2027(6)	33,703
929,083	3.50%, 03/20/2027(6)	90,870
933,972	3.50%, 07/20/2040(6)	104,639
1,300,279	3.50%, 02/20/2041(6)	155,346
2,206,432	3.50%, 04/20/2042(6)	289,517
497,753	3.50%, 05/15/2042	491,483
3,318,840	3.50%, 10/20/2042(6)	620,268
1,331,966	3.50%, 12/15/2042	1,315,703
1,182,031	3.50%, 03/15/2043	1,167,609
1,136,425	3.50%, 04/15/2043	1,122,537
3,691,458	3.50%, 05/15/2043	3,642,834
422,750	3.50%, 05/20/2043(6)	77,306
1,727,493	3.50%, 07/20/2043(6)	273,391
2,391,000	3.50%, 01/20/2046	2,227,757
10,485,916	3.50%, 08/20/2047	10,306,535
48,362,000	3.50%, 11/01/2048(17)	47,498,661
279,365	4.00%, 12/16/2026(6)	27,152
3,671,325	4.00%, 05/20/2029(6)	365,664
2,497,546	4.00%, 09/20/2040	2,540,204
347,552	4.00%, 10/20/2040	351,475
667,153	4.00%, 12/20/2040	676,491
309,591	4.00%, 05/16/2042(6)	43,999
623,897	4.00%, 03/20/2043(6)	139,690
218,680	4.00%, 01/20/2044(6)	52,699
2,222,733	4.00%, 03/20/2047(6)	414,872
3,378,266	4.00%, 07/20/2047(6)	618,636
1,196,970	4.00%, 11/20/2047	1,211,596
5,171,177	4.00%, 03/20/2048	5,220,520
23,105,000	4.00%, 11/01/2048(17)	23,253,015
38,045	4.50%, 07/15/2033	39,286
110,500	4.50%, 05/15/2040	114,554
548,585	4.50%, 06/15/2041	567,846
1,592,715	4.50%, 06/20/2044	1,659,793
1,331,381	4.50%, 10/20/2044	1,384,269
946,334	4.50%, 04/20/2045(6)	235,968

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 47.9% - (continued)
	Mortgage-Backed Agencies - 47.9% - (continued)
	GNMA - 11.8% - (continued)
$1,276,082	4.50%, 01/20/2046	$1,326,826
12,672,966	4.50%, 08/20/2048	13,013,073
11,818,996	4.50%, 09/20/2048	12,139,816
13,170,000	4.50%, 11/01/2048(17)	13,508,431
2,623,315	5.00%, 02/16/2040(6)	642,103
856,151	5.00%, 06/15/2041	906,430
1,161,631	5.00%, 10/16/2041(6)	183,081
1,353,858	5.00%, 03/15/2044	1,432,901
1,920,539	5.00%, 06/20/2046(6)	421,772
635,151	5.00%, 01/16/2047(6)	142,621
24,115,000	5.00%, 11/01/2048(17)	25,060,242
502,361	5.50%, 05/15/2033	546,646
41,513	5.50%, 06/15/2035	44,676
46,310	5.50%, 04/15/2038	49,372
1,943,256	5.50%, 03/20/2039(6)	448,627
1,820,746	5.50%, 02/16/2047(6)	413,490
1,093,620	5.50%, 02/20/2047(6)	244,071
1,000,000	5.50%, 11/01/2048(17)	1,061,875
70,597	6.00%, 02/15/2029	75,622
123,960	6.00%, 11/15/2032	134,690
131,631	6.00%, 02/15/2033	140,999
35,395	6.00%, 07/15/2033	37,914
62,449	6.00%, 10/15/2034	66,894
418,062	6.00%, 03/15/2036	456,357
4,908	6.00%, 05/15/2036	5,329
124,485	6.00%, 10/15/2036	134,904
58,543	6.00%, 01/15/2037	62,939
130,200	6.00%, 02/15/2037	141,272
228,756	6.00%, 06/15/2037	248,093
81,465	6.00%, 11/15/2037	87,280
67,221	6.00%, 06/15/2038	72,488
139,001	6.00%, 08/15/2038	148,904
207,497	6.00%, 10/15/2038	222,265
207,513	6.00%, 11/15/2038	223,220
117,476	6.00%, 12/15/2038	126,038
85,469	6.00%, 01/15/2039	91,552
2,771	6.00%, 03/15/2039	2,968
358,653	6.00%, 04/15/2039	384,178
382,472	6.00%, 08/15/2039	409,693
5,992	6.00%, 09/15/2039	6,418
56,049	6.00%, 11/15/2039	60,038
29,060	6.00%, 06/15/2040	31,128
2,313,009	6.00%, 09/20/2040(6)	552,538
162,953	6.00%, 12/15/2040	174,565
521,618	6.00%, 06/15/2041	558,742
1,703,144	6.00%, 02/20/2046(6)	396,523
2,872,135	6.17%, 07/20/2039(4)(6)	621,328
14,353	6.50%, 09/15/2028	15,652
2,379	6.50%, 10/15/2028	2,594
4,811	6.50%, 12/15/2028	5,246
46,833	6.50%, 05/15/2029	51,634
82,448	6.50%, 08/15/2031	89,907
4,057	6.50%, 09/15/2031	4,424
54,746	6.50%, 10/15/2031	59,699
152,315	6.50%, 11/15/2031	166,094
30,848	6.50%, 01/15/2032	33,639
23,903	6.50%, 03/15/2032	26,065
6,909	6.50%, 04/15/2032	7,534
13,156	6.50%, 07/15/2032	14,346

		235,692,862

	Total U.S. Government Agencies (cost $972,828,984)	$958,884,684

The accompanying notes are an integral part of these financial statements.

165

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 9.8%
	U.S. Treasury Securities - 9.8%
	U.S. Treasury Bonds - 5.1%
	U.S. Treasury Bonds
$5,060,000	2.25%, 08/15/2046	$4,019,735
16,530,000	2.50%, 02/15/2045	13,932,336
7,800,000	2.50%, 02/15/2046	6,542,250
6,525,000	2.88%, 08/15/2045	5,917,614
23,034,000	2.88%, 11/15/2046(18)	20,832,274
3,440,000	3.00%, 11/15/2044	3,202,694
9,045,000	3.00%, 05/15/2045(18)(19)	8,411,850
8,485,000	3.00%, 11/15/2045	7,880,775
31,854,000	3.13%, 08/15/2044(18)	30,338,447
530,000	3.38%, 05/15/2044	527,743

		101,605,718

	U.S. Treasury Notes - 4.7%
	U.S. Treasury Notes
5,326,958	0.25%, 01/15/2025(20)	5,064,011
62,576,833	0.38%, 07/15/2027(20)	58,896,370
12,177,554	0.75%, 07/15/2028(20)	11,791,297
19,020,000	1.88%, 11/30/2021(18)	18,427,854

		94,179,532

		195,785,250

	Total U.S. Government Securities (cost $209,981,197)	$195,785,250

COMMON STOCKS - 0.0%
	Energy - 0.0%
38,914	Ascent Resources - Marcellus LLC Class A*(10)(11)	$122,579
13,623	Philadelphia Energy Solutions Class A*	95,361
8,492	Templar Energy LLC Class A*	6,369

		224,309

	Total Common Stocks (cost $312,530)	$224,309

PREFERRED STOCKS - 0.0%
	Banks - 0.0%
469	U.S. Bancorp Series A, 3.50%(2)	$423,064

	Total Preferred Stocks (cost $332,992)	$423,064

WARRANTS - 0.0%
	Energy - 0.0%
10,075	Ascent Resources - Marcellus LLC Expires 3/30/2023*(10)(11)	$806

	Total Warrants (cost $806)	$806

	Total Long-Term Investments (cost $2,561,218,265)	$2,497,664,097

SHORT-TERM INVESTMENTS - 3.3%
	Certificates of Deposit - 0.0%
250,000	Bank of Montreal 3 mo. USD LIBOR + 0.260%, 2.60%, 11/04/2019	$250,248
440,000	Credit Agricole Corporate and Investment Bank 3 mo. USD LIBOR + 0.400%, 2.77%, 09/24/2020	439,916

		690,164

	Commercial Paper - 0.1%
500,000	AstraZeneca plc 2.52%, 11/13/2018(12)	499,580

Shares or Principal Amount			Market Value†

SHORT-TERM INVESTMENTS - 3.3% - (continued)
		Commercial Paper - 0.1% - (continued)
	$250,000	Glencore Funding LLC 2.57%, 12/11/2018(12)	$249,286
	750,000	Intesa Funding LLC 2.55%, 11/26/2018(12)	748,672
	600,000	VW CR, Inc. 2.46%, 12/10/2018(12)	598,401

			2,095,939

		Foreign Government Obligations - 0.2%
	900,000	Dexia Credit Local S.A. 3 mo. USD LIBOR + 0.100%, 2.41%, 05/17/2019	899,853
JPY	361,050,000	Japan Treasury Discount Bill 3.50%, 01/15/2019(12)	3,201,511

			4,101,364

		Other Investment Pools & Funds - 2.6%
	$51,332,757	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(21)	51,332,757

		Securities Lending Collateral - 0.4%
	361,626	Citibank NA DDCA, 2.19%, 11/1/2018(21)	361,626
	2,800,396	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(21)	2,800,396
	823,050	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(21)	823,050
	1,997,852	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(21)	1,997,852
	382,314	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(21)	382,314
	867,292	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(21)	867,292

			7,232,530

		Total Short-Term Investments (cost $65,429,310)	$65,452,754

Total Investments Excluding Purchased Options (cost $2,626,647,575)	127.9%	$2,563,116,851

Total Purchased Options (cost $6,304,120)	0.3%	$6,402,309

Total Investments (cost $2,632,951,695)	128.2%	$2,569,519,160
Other Assets and Liabilities	(28.2)%	(565,929,920)

Total Net Assets	100.0%	$2,003,589,240

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.

166

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $700,206,235, representing 34.9% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $4,335,000 at October 31, 2018.

(6)	Securities disclosed are interest-only strips.

(7)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $34,681,194, representing 1.7% of net assets.

(8)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	Investment valued using significant unobservable inputs.

(11)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $123,385, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(12)	The rate shown represents current yield to maturity.

(13)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2018, the aggregate value of the unfunded commitment was $26,502, which rounds to zero percent of total net assets.

(16)	Securities disclosed are principal-only strips.

(17)	Represents or includes a TBA transaction.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(19)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(20)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(21)	Current yield as of period end.

(22)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Pay	07/18/28	USD	3,250,000	3,250,000	$274,105	$379,925	$(105,820)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	2,400,000	2,400,000	187,416	280,800	(93,384)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BCLY	2.45%	Receive	08/02/27	USD	9,600,000	8,965,453	749,664	1,384,213	(634,549)

Total Calls							14,615,453	$1,211,185	$2,044,938	$(833,753)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 02/28/19*	BCLY	2.45%	Pay	08/02/27	USD	9,600,000	9,600,000	$2,244,480	$1,890,348	$354,132
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	BOA	3.20%	Receive	05/30/19	USD	39,295,000	39,295,000	756,036	611,037	144,999
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	DEUT	3.20%	Receive	05/30/19	USD	60,115,000	60,115,000	1,156,613	895,714	260,899
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Receive	07/18/28	USD	3,250,000	3,250,000	472,875	379,925	92,950
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	2,400,000	2,400,000	561,120	482,160	78,960

Total Puts							114,660,000	$5,191,124	$4,259,184	$931,940

Total purchased swaption contracts							129,275,453	$6,402,309	$6,304,122	$98,187

*	Swaptions with forward premiums.

The accompanying notes are an integral part of these financial statements.

167

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
CDX.NA.IG.31	GSC	70.00	Pay	11/21/18	USD	(150,688,000)	(150,688,000)	$(287,700)	$(244,868)	$(42,832)

Written swaption contracts:
Puts
CDX.NA.IG.31	GSC	70.00	Pay	11/21/18	USD	(150,688,000)	(150,688,000)	$(212,279)	$(252,403)	$40,124

Total written swaption contracts							(301,376,000)	$(499,979)	$(497,271)	$(2,708)

Exchange-Traded Options Contracts Outstanding at October 31, 2018
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
U.S. Treasury 10-Year Futures Options	118.50 USD	12/21/18	(4)	USD	(4,000)	$ (2,375)	$(3,434)	$1,059

Puts
U.S. Treasury 10-Year Futures Options	118.50 USD	12/21/18	(4)	USD	(4,000)	$ (3,624)	$(2,559)	$(1,065)

Total written option contracts					(8,000)	$ (5,999)	$(5,993)	$(6)

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	370	12/18/2018	$37,141,935	$(123,817)
U.S. Treasury 5-Year Note Future	2,819	12/31/2018	316,807,150	(1,852,761)
U.S. Treasury Long Bond Future	223	12/19/2018	30,801,875	(854,734)
U.S. Treasury Ultra Bond Future	166	12/19/2018	24,770,312	(851,547)

Total				$(3,682,859)

Short position contracts:
U.S. Treasury 10-Year Note Future	591	12/19/2018	$69,996,562	$(34,144)
U.S. Treasury 10-Year Ultra Future	314	12/19/2018	39,284,344	656,515
U.S. Treasury 2-Year Note Future	67	12/31/2018	14,113,969	(1,171)

Total				$621,200

Total futures contracts				$(3,061,659)

TBA Sale Commitments Outstanding at October 31, 2018
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 2.50%	$20,300,000	11/01/2033	$(19,429,288)	$38,095
FNMA, 3.00%	55,511,000	11/01/2033	(54,474,593)	(87,696)
FNMA, 3.00%	48,818,000	11/01/2048	(46,175,345)	(47,340)
FNMA, 5.00%	8,600,000	11/01/2048	(8,972,824)	16,864
FNMA, 5.50%	5,650,000	11/01/2048	(5,986,351)	6,180
GNMA, 4.50%	3,400,000	11/01/2048	(3,487,370)	(1,972)

Total (proceeds receivable $138,449,902)			$(138,525,771)	$(75,869)

At October 31, 2018, the aggregate market value of TBA Sale Commitments represents (6.9)% of total net assets.

The accompanying notes are an integral part of these financial statements.

168

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06	CSI	USD	3,254	(0.18%)	07/25/45	Monthly	$49	$—	$52	$3
ABX.HE.AAA.07	GSC	USD	162,407	(0.09%)	08/25/37	Monthly	34,053	—	5,681	(28,372)
ABX.HE.AAA.07	GSC	USD	711,343	(0.09%)	08/25/37	Monthly	149,918	—	22,914	(127,004)
ABX.HE.AAA.07	CSI	USD	1,542,867	(0.09%)	08/25/37	Monthly	373,881	—	53,858	(320,023)
ABX.HE.PENAAA.06	MSC	USD	262,680	(0.11%)	05/25/46	Monthly	28,387	—	14,114	(14,273)
ABX.HE.PENAAA.06	JPM	USD	868,034	(0.11%)	05/25/46	Monthly	93,583	—	46,637	(46,946)
ABX.HE.PENAAA.06	GSC	USD	700,303	(0.11%)	05/25/46	Monthly	172,977	—	37,561	(135,416)
PrimeX.ARM.2*	MSC	USD	159,998	(4.58%)	12/25/37	Monthly	—	(333)	(158)	175

Total							$852,848	$(333)	$180,659	$(671,856)

Sell protection:
ABX.HE.AAA.06	MSC	USD	3,254	0.18%	07/25/45	Monthly	$—	$—	$(52)	$(52)
ABX.HE.AAA.07	MSC	USD	162,407	0.09%	08/25/37	Monthly	1,545	—	(5,681)	(7,226)
ABX.HE.AAA.07	MSC	USD	711,343	0.09%	08/25/37	Monthly	6,725	—	(24,884)	(31,609)
ABX.HE.AAA.07	MSC	USD	1,536,109	0.09%	08/25/37	Monthly	14,609	—	(53,736)	(68,345)
ABX.HE.PENAAA.06	BCLY	USD	1,831,019	0.11%	05/25/46	Monthly	—	(47,828)	(98,379)	(50,551)
CMBX.NA.BB.6	GSC	USD	396,000	5.00%	05/11/63	Monthly	—	(44,411)	(96,553)	(52,142)
CMBX.NA.BB.6	CSI	USD	1,080,000	5.00%	05/11/63	Monthly	—	(205,960)	(263,326)	(57,366)
CMBX.NA.BB.6	CSI	USD	952,000	5.00%	05/11/63	Monthly	—	(169,214)	(232,117)	(62,903)
CMBX.NA.BB.6	CSI	USD	1,540,000	5.00%	05/11/63	Monthly	—	(302,038)	(369,495)	(67,457)
CMBX.NA.BB.6	CSI	USD	1,085,000	5.00%	05/11/63	Monthly	—	(155,707)	(260,326)	(104,619)
CMBX.NA.BB.6	GSC	USD	1,715,000	5.00%	05/11/63	Monthly	—	(305,682)	(418,152)	(112,470)
CMBX.NA.BB.6	CSI	USD	2,680,000	5.00%	05/11/63	Monthly	—	(544,611)	(662,945)	(118,334)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(325,276)	(446,192)	(120,916)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(325,275)	(446,192)	(120,917)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(325,275)	(446,192)	(120,917)
CMBX.NA.BB.6	CSI	USD	1,835,000	5.00%	05/11/63	Monthly	—	(326,164)	(447,411)	(121,247)
CMBX.NA.BB.6	GSC	USD	1,635,000	5.00%	05/11/63	Monthly	—	(172,795)	(398,647)	(225,852)
CMBX.NA.BB.8	MSC	USD	3,099,000	5.00%	10/17/57	Monthly	—	(834,423)	(583,022)	251,401
CMBX.NA.BB.8	GSC	USD	2,890,000	5.00%	10/17/57	Monthly	—	(696,700)	(532,463)	164,237
CMBX.NA.BB.8	MSC	USD	1,485,000	5.00%	10/17/57	Monthly	—	(411,099)	(279,376)	131,723
CMBX.NA.BB.8	GSC	USD	1,625,000	5.00%	10/17/57	Monthly	—	(435,535)	(305,715)	129,820
CMBX.NA.BB.8	MSC	USD	1,270,000	5.00%	10/17/57	Monthly	—	(351,066)	(238,928)	112,138
CMBX.NA.BB.8	GSC	USD	890,000	5.00%	10/17/57	Monthly	—	(253,175)	(167,438)	85,737
CMBX.NA.BB.8	CSI	USD	530,000	5.00%	10/17/57	Monthly	—	(142,696)	(99,710)	42,986
CMBX.NA.BBB-.6	MSC	USD	360,000	3.00%	05/11/63	Monthly	—	(30,643)	(49,894)	(19,251)
CMBX.NA.BBB-.6	MSC	USD	3,725,000	3.00%	05/11/63	Monthly	—	(546,043)	(516,262)	29,781
CMBX.NA.BBB-.6	DEUT	USD	1,270,000	3.00%	05/11/63	Monthly	—	(188,138)	(176,014)	12,124
CMBX.NA.BBB-.6	CSI	USD	815,000	3.00%	05/11/63	Monthly	—	(112,700)	(111,052)	1,648
CMBX.NA.BBB-.6	GSC	USD	2,790,000	3.00%	05/11/63	Monthly	—	(307,038)	(379,935)	(72,897)
PrimeX.ARM.2*	JPM	USD	159,998	4.58%	12/25/37	Monthly	6,262	—	158	(6,104)

Total							$29,141	$(7,559,492)	$(8,109,931)	$(579,580)

Total traded indices							$881,989	$(7,559,825)	$(7,929,272)	$(1,251,436)

Credit default swaps on single-name issues:
Sell protection:
Russian Federation	BCLY	USD	2,160,000	1.00%	12/20/23	Quarterly	$—	$(49,895)	$(43,815)	$6,080
Russian Federation	MSC	USD	980,000	1.00%	12/20/23	Quarterly	—	(18,438)	(19,879)	(1,441)
Russian Federation	JPM	USD	1,360,000	1.00%	12/20/23	Quarterly	—	(25,587)	(27,587)	(2,000)
Russian Federation	MSC	USD	1,005,000	1.00%	12/20/23	Quarterly	—	(17,978)	(20,387)	(2,409)

Total							$—	$(111,898)	$(111,668)	$230

Total single-name issues							$—	$(111,898)	$(111,668)	$230

Total OTC contracts							$881,989	$(7,671,723)	$(8,040,940)	$(1,251,206)

*	See Notes 10 and 11 following the schedule of investments.

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

169

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.EM.30	USD	2,610,000	1.00%	12/20/23	Quarterly	$(123,876)	$(120,652)	$3,224
CDX.NA.HY.31.V1	USD	32,110,000	5.00%	12/20/23	Quarterly	1,871,219	1,853,359	(17,860)
CDX.NA.IG.30	USD	9,720,000	1.00%	06/20/23	Quarterly	182,564	165,928	(16,636)
ITRAXX.EUR.30	EUR	22,500,000	1.00%	12/20/23	Quarterly	425,845	360,057	(65,788)

Total						$2,355,752	$2,258,692	$(97,060)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. Federal Funds Rate	1.63% Fixed	USD	10,705,000	11/14/26	Annual	$—	$—	$943,527	$943,527
12 Mo. Federal Funds Rate	2.50% Fixed	USD	15,900,000	03/01/28	Annual	49,249	—	408,537	359,288
12M Federal Funds Rate	1.00% Fixed	USD	6,875,000	09/29/26	Annual	164,932	—	903,762	738,830
3 Mo. USD LIBOR	2.00% Fixed	USD	12,225,000	03/21/23	Semi-Annual	62,665	—	535,946	473,281
3 Mo. USD LIBOR	3.00% Fixed	USD	12,256,000	04/30/25	Semi-Annual	63,172	—	75,577	12,405
3 Mo. USD LIBOR	2.28% Fixed	USD	1,663,000	07/14/27	Semi-Annual	—	—	108,202	108,202
3 Mo. USD LIBOR	3.00% Fixed	USD	14,403,000	06/18/28	Semi-Annual	—	—	95,335	95,335
3 Mo. USD LIBOR	2.25% Fixed	USD	102,572,000	06/20/28	Semi-Annual	5,371,028	—	7,716,790	2,345,762
3 Mo. USD LIBOR	2.75% Fixed	USD	15,675,000	12/20/47	Semi-Annual	—	(341,801)	1,545,979	1,887,780

Total						$5,711,046	$(341,801)	$12,333,655	$6,964,410

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
61,420,000	EGP	3,221,610	USD	MSC	04/22/19	$47,289	$—
479,000	EUR	546,526	USD	CBK	11/30/18	—	(2,688)
8,000	GBP	10,262	USD	BMO	11/30/18	—	(23)
766,842	USD	995,000	CAD	SSG	11/15/18	10,825	—
38,468	USD	50,000	CAD	CBK	11/19/18	474	—
190,187	USD	250,000	CAD	BNP	11/21/18	212	—
449,091	USD	575,000	CAD	SSG	11/26/18	12,110	—
382,093	USD	500,000	CAD	SSG	11/26/18	2,109	—
16,440,103	USD	14,461,000	EUR	SSG	11/30/18	21,657	—
1,935,353	USD	1,659,000	EUR	SSG	12/19/18	47,708	—
2,502,357	USD	2,187,000	EUR	CBK	12/19/18	13,943	—
1,134,606	USD	975,000	EUR	RBC	01/31/19	20,678	—
1,155,362	USD	995,000	EUR	JPM	01/31/19	18,584	—
527,517	USD	400,000	GBP	SSG	02/27/19	13,027	—
266,044	USD	200,000	GBP	SSG	02/27/19	8,799	—
448,310	USD	125,000,000	HUF	CBK	01/09/19	9,406	—
454,845	USD	129,130,000	HUF	GSC	02/06/19	616	—
2,725,256	USD	299,800,000	JPY	JPM	11/13/18	65,820	—
5,002,903	USD	551,550,000	JPY	CBK	12/03/18	102,412	—
2,411,340	USD	267,950,000	JPY	JPM	12/17/18	26,707	—
3,195,585	USD	361,050,000	JPY	CBK	01/15/19	—	(26,517)
214,961	USD	23,950,000	JPY	JPM	01/22/19	1,101	—
4,855,658	USD	541,100,000	JPY	JPM	01/28/19	21,521	—
2,437,436	USD	271,050,000	JPY	JPM	02/04/19	14,706	—

Total						$459,704	$(29,228)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

170

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2018

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CITI	Citigroup Global Markets, Inc.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
ARS	Argentine Peso
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate

Index Abbreviations: – (continued)
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CMT	Constant Maturity Treasury Index
ICE	Intercontinental Exchange, Inc.
ITRAXX.EUR	Markit iTraxx - Europe
MSCI	Morgan Stanley Capital International
MTA	Monthly Treasury Average Index
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$677,926,649	$—	$677,926,649	$—
Corporate Bonds	552,431,545	—	552,431,545	—
Escrows	—	—	—	—
Foreign Government Obligations	46,883,334	—	46,883,334	—
Municipal Bonds	14,914,596	—	14,914,596	—
Senior Floating Rate Interests	50,189,860	—	50,189,860	—
U.S. Government Agencies	958,884,684	—	958,884,684	—
U.S. Government Securities	195,785,250	—	195,785,250	—
Common Stocks
Energy	224,309	—	101,730	122,579
Preferred Stocks	423,064	423,064	—	—
Warrants	806	—	—	806
Short-Term Investments	65,452,754	58,565,287	6,887,467	—
Purchased Options	6,402,309	—	6,402,309	—
Foreign Currency Contracts(2)	459,704	—	459,704	—
Futures Contracts(2)	656,515	656,515	—	—
Swaps - Credit Default(2)	971,077	—	970,902	175
Swaps - Interest Rate(2)	6,964,410	—	6,964,410	—

Total	$2,578,570,866	$59,644,866	$2,518,802,440	$123,560

Liabilities
Foreign Currency Contracts(2)	$(29,228)	$—	$(29,228)	$—
Futures Contracts(2)	(3,718,174)	(3,718,174)	—	—
Swaps - Credit Default(2)	(2,319,343)	—	(2,313,239)	(6,104)
TBA Sale Commitments	(138,525,771)	—	(138,525,771)	—
Written Options	(505,978)	(5,999)	(499,979)	—

Total	$(145,098,494)	$(3,724,173)	$(141,368,217)	$(6,104)

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

171

The Hartford World Bond Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.0%
	United States - 0.0%
47,282	Homer City Generation L.P.	$362,511

	Total Common Stocks (cost $2,698,660)	$362,511

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.7%
	Bermuda - 0.0%
$264,000	Cal Funding Ltd. 3.47%, 10/25/2027(1)	$260,334

	Canada - 0.1%
785,000	Canadian Pacer Auto Receivables Trust 3.63%, 01/19/2024(1)	783,420
2,848,000	Master Credit Card Trust 3.80%, 01/21/2022(1)	2,840,017

		3,623,437

	Cayman Islands - 1.5%
2,960,000	ALM XVIII Ltd. 3 mo. USD LIBOR + 1.650%, 4.09%, 01/15/2028(1)(2)	2,952,526
2,315,000	Apex Credit CLO Ltd. 3 mo. USD LIBOR + 1.470%, 3.96%, 04/24/2029(1)(2)	2,319,658
	Apidos CLO
1,435,319	3 mo. USD LIBOR + 0.980%, 3.43%, 01/19/2025(1)(2)	1,434,587
3,030,000	3 mo. USD LIBOR + 1.450%, 3.90%, 07/18/2027(1)(2)	3,015,171
	Ares CLO Ltd.
2,458,933	3 mo. USD LIBOR + 1.190%, 3.64%, 04/17/2026(1)(2)	2,457,675
2,675,000	3 mo. USD LIBOR + 1.950%, 4.27%, 12/05/2025(1)(2)	2,676,327
2,625,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.300%, 3.74%, 01/16/2030(1)(2)	2,623,275
1,109,985	Avery Point CLO Ltd. 3 mo. USD LIBOR + 1.100%, 3.59%, 04/25/2026(1)(2)	1,109,963
1,330,000	Bain Capital Credit CLO 3 mo. USD LIBOR + 1.800%, 4.29%, 07/25/2030(1)(2)	1,335,312
3,060,000	Benefit Street Partners CLO IV Ltd. 3 mo. USD LIBOR + 2.050%, 4.52%, 01/20/2029(1)(2)	3,062,368
2,350,000	BSPRT Issuer Ltd. 3 mo. USD LIBOR + 1.050%, 3.33%, 09/15/2035(1)(2)	2,350,750
	Carlyle Global Market Strategies CLO
2,500,000	3 mo. USD LIBOR + 1.400%, 3.85%, 04/17/2031(1)(2)	2,483,105
2,350,000	3 mo. USD LIBOR + 1.400%, 3.84%, 01/15/2030(1)(2)	2,318,912
1,015,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 4.29%, 10/15/2029(1)(2)	1,018,321
250,000	Galaxy CLO Ltd. 3 mo. USD LIBOR + 1.220%, 3.71%, 07/24/2030(1)(2)	249,981
2,937,500	Highbridge Loan Management Ltd. 3 mo. USD LIBOR + 1.450%, 3.79%, 02/05/2031(1)(2)	2,915,783
	LCM L.P.
1,040,000	3 mo. USD LIBOR + 1.400%, 3.87%, 04/20/2028(1)(2)	1,036,423
2,240,000	3 mo. USD LIBOR + 1.950%, 4.29%, 10/20/2027(1)(2)	2,239,973
3,010,000	LCM Ltd. 3 mo. USD LIBOR + 1.210%, 3.68%, 07/20/2030(1)(2)	3,012,125
409,377	LSTAR Securities Investment Ltd. 1 mo. USD LIBOR + 1.550%, 3.81%, 02/01/2023(1)(2)	402,449
	Madison Park Funding Ltd.
3,209,429	3 mo. USD LIBOR + 1.260%, 3.73%, 07/20/2026(1)(2)	3,213,756
1,000,000	3 mo. USD LIBOR + 1.600%, 4.07%, 10/21/2030(1)(2)	998,805
1,750,000	3 mo. USD LIBOR + 1.900%, 4.37%, 04/20/2026(1)(2)	1,753,407

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.7% - (continued)
		Cayman Islands - 1.5% - (continued)
	$2,935,000	Northwoods Capital Ltd. 3 mo. USD LIBOR + 1.300%, 3.64%, 06/20/2029(1)(2)	$2,940,864
	2,960,000	Octagon Loan Funding Ltd. 3 mo. USD LIBOR + 1.140%, 3.46%, 11/18/2026(1)(2)	2,958,781
	2,636,383	Seneca Park CLO Ltd. 3 mo. USD LIBOR + 1.120%, 3.57%, 07/17/2026(1)(2)	2,638,634
	2,850,000	Sound Point CLO Ltd. 3 mo. USD LIBOR + 1.660%, 4.13%, 10/20/2028(1)(2)	2,852,363
	1,013,929	Thunderbolt Aircraft Lease 4.15%, 09/15/2038(1)(3)	1,002,442
		Voya CLO Ltd.
	2,867,000	3 mo. USD LIBOR + 1.250%, 3.70%, 04/17/2030(1)(2)	2,873,221
	2,390,000	3 mo. USD LIBOR + 2.200%, 4.43%, 10/15/2031(1)(2)	2,390,000
	1,295,000	3 mo. USD LIBOR + 2.250%, 4.70%, 10/18/2031(1)(2)	1,292,410
	3,975,000	Zais CLO Ltd. 3 mo. USD LIBOR + 1.530%, 3.97%, 10/15/2028(1)(2)	3,977,258

			69,906,625

		United Kingdom - 0.0%
GBP	425,000	Canary Wharf Finance plc 5.95%, 10/22/2037(4)	766,077

		United States - 4.1%
	$900,000	280 Park Avenue Mortgage Trust 1 mo. USD LIBOR + 2.119%, 4.40%, 09/15/2034(1)(2)	903,381
	1,207,125	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(5)	1,175,937
		Alternative Loan Trust
	528,668	1 mo. USD LIBOR + 0.140%, 2.42%, 04/25/2047(2)	505,051
	308,635	1 mo. USD LIBOR + 0.320%, 2.60%, 11/25/2035(2)	286,444
	355,362	1 mo. USD LIBOR + 0.500%, 2.78%, 12/25/2035(2)	261,131
	560,650	1 mo. USD LIBOR + 0.800%, 3.08%, 12/25/2035(2)	492,481
	1,723,241	12 mo. USD MTA + 1.350%, 3.30%, 08/25/2035(2)	1,601,914
	624,001	5.75%, 05/25/2036	459,199
	306,310	6.00%, 05/25/2036	250,999
	1,966,571	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 1 mo. USD LIBOR + 6.000%, 5.27%, 01/25/2034(2)	1,866,520
		Angel Oak Mortgage Trust LLC
	793,406	2.48%, 07/25/2047(1)(5)	778,349
	392,112	2.71%, 11/25/2047(1)(5)	387,369
	130,120	2.81%, 01/25/2047(1)(5)	128,953
	729,242	3.26%, 04/27/2048(1)(5)	726,432
	1,409,950	3.50%, 07/25/2046(1)(3)	1,411,072
	2,263,000	Banc of America Commercial Mortgage Trust 4.91%, 07/15/2049(5)	2,268,760
	220,339	Banc of America Funding Trust 5.77%, 05/25/2037(5)	212,365
	1,535,000	BBCMS Mortgage Trust 3.67%, 02/15/2050	1,497,260
		Bear Stearns Adjustable Rate Mortgage Trust
	683,365	3.92%, 06/25/2047(5)	626,962
	638,015	4.02%, 07/25/2036(5)	575,763
	643,398	4.43%, 10/25/2035(5)	644,233
		Bear Stearns Alt-A Trust
	383,246	1 mo. USD LIBOR + 0.320%, 2.60%, 08/25/2036(2)	389,367
	1,330,833	1 mo. USD LIBOR + 0.500%, 2.78%, 01/25/2036(2)	1,350,885
	370,717	4.38%, 09/25/2035(5)	348,602
	425,557	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.200%, 2.48%, 02/25/2037(2)	436,752

The accompanying notes are an integral part of these financial statements.

172

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.7% - (continued)
	United States - 4.1% - (continued)
$1,790,000	BX Commercial Mortgage Trust 3 mo. USD LIBOR + 1.220%1 mo. USD LIBOR + 1.800%, 4.08%, 11/15/2035(1)(2)	$1,789,440
1,659,939	Chase Mortgage Finance Trust 3.64%, 12/25/2035(5)	1,594,510
145,834	ChaseFlex Trust 5.50%, 06/25/2035	125,203
476,256	Chesapeake Funding LLC 1.99%, 05/15/2029(1)	471,405
	CHL Mortgage Pass-Through Trust
859,395	1 mo. USD LIBOR + 0.680%, 2.96%, 03/25/2035(2)	800,411
858,691	3.61%, 11/20/2035(5)	801,958
284,436	3.68%, 03/20/2036(5)	260,815
447,705	4.10%, 09/25/2047(5)	418,953
203,611	CIG Automobile Receivables Trust 2.71%, 05/15/2023(1)	202,178
365,000	Citigroup Commercial Mortgage Trust 3.62%, 07/10/2047	362,874
	COLT Mortgage Loan Trust
507,424	2.93%, 02/25/2048(1)(5)	504,282
868,222	3.87%, 10/26/2048(1)(5)	866,818
31,654,099	Commercial Mortgage Pass-Through Certificates 0.71%, 02/10/2047(5)(6)	708,913
2,035,000	Commercial Mortgage Trust 3.69%, 08/10/2047	2,026,613
36,467	Conn’s Receivables Funding LLC 2.73%, 07/15/2020(1)	36,459
17,549	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	17,281
	CSAIL Commercial Mortgage Trust
2,399,119	0.79%, 08/15/2051(5)(6)	111,127
51,995,200	0.81%, 06/15/2057(5)(6)	2,025,369
14,665,527	0.92%, 04/15/2050(5)(6)	610,068
2,685,022	3.45%, 08/15/2048	2,621,628
	CSMC Trust
1,079,565	3.25%, 04/25/2047(1)(5)	1,052,434
1,790,227	3.50%, 08/25/2043(1)(5)	1,720,995
857,382	DBUBS Mortgage Trust 0.71%, 11/10/2046(1)(5)(6)	8,628
	Deephaven Residential Mortgage Trust
723,781	2.98%, 12/25/2057(1)(5)	718,732
285,720	3.49%, 12/26/2046(1)(5)	284,255
	Enterprise Fleet Financing LLC
963,620	2.09%, 02/22/2021(1)	960,728
321,467	2.13%, 07/20/2022(1)	319,637
	Fannie Mae Connecticut Avenue Securities
650,000	1 mo. USD LIBOR + 2.000%, 4.28%, 03/25/2031(2)	641,488
2,820,000	1 mo. USD LIBOR + 2.150%, 4.43%, 10/25/2030(2)	2,814,496
3,000,000	1 mo. USD LIBOR + 2.200%, 4.48%, 08/25/2030(2)	3,010,473
2,260,000	1 mo. USD LIBOR + 2.250%, 4.53%, 07/25/2030(2)	2,279,344
3,105,000	1 mo. USD LIBOR + 2.350%, 4.63%, 01/25/2031(2)	3,120,412
3,000,000	1 mo. USD LIBOR + 2.550%, 4.83%, 12/25/2030(2)	3,029,091
1,150,000	1 mo. USD LIBOR + 2.600%, 4.88%, 05/25/2024(2)	1,222,144
928,832	1 mo. USD LIBOR + 2.900%, 5.18%, 07/25/2024(2)	992,529
1,013,332	1 mo. USD LIBOR + 3.000%, 5.28%, 07/25/2024(2)	1,079,303
245,000	1 mo. USD LIBOR + 3.550%, 5.83%, 07/25/2029(2)	265,336
1,037,129	1 mo. USD LIBOR + 4.300%, 6.58%, 02/25/2025(2)	1,137,903

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.7% - (continued)
	United States - 4.1% - (continued)
$1,050,000	1 mo. USD LIBOR + 4.400%, 6.68%, 01/25/2024(2)	$1,187,762
878,706	1 mo. USD LIBOR + 4.550%, 6.83%, 02/25/2025(2)	947,553
862,818	1 mo. USD LIBOR + 4.900%, 7.18%, 11/25/2024(2)	985,730
357,053	1 mo. USD LIBOR + 5.000%, 7.28%, 07/25/2025(2)	396,638
1,025,000	1 mo. USD LIBOR + 5.250%, 7.53%, 10/25/2023(2)	1,173,632
1,945,000	1 mo. USD LIBOR + 5.500%, 7.78%, 09/25/2029(2)	2,258,591
2,152,433	1 mo. USD LIBOR + 5.700%, 7.98%, 04/25/2028(2)	2,487,576
2,520,000	1 mo. USD LIBOR + 6.750%, 9.03%, 08/25/2028(2)	3,022,519
2,424,141	1 mo. USD LIBOR + 6.950%, 9.23%, 08/25/2028(2)	2,848,639
326,470	Finance of America Structured Securities Trust 2.32%, 11/25/2027(1)(5)	326,107
5,377	First Investors Auto Owner Trust 1.53%, 11/16/2020(1)	5,374
679,863	Five Guys Funding LLC 4.60%, 07/25/2047(1)	675,443
212,844	Flagship Credit Auto Trust 1.85%, 07/15/2021(1)	211,749
	FREMF Mortgage Trust
1,195,000	3.39%, 07/25/2022(1)(5)	1,161,462
2,875,000	3.57%, 11/25/2047(1)(5)	2,812,826
1,190,000	3.72%, 10/25/2048(1)(5)	1,145,412
3,100,000	3.88%, 02/25/2050(1)(5)	3,019,809
3,090,000	3.97%, 07/25/2049(1)(5)	3,050,868
920,000	3.98%, 04/25/2051(1)(5)	842,573
1,675,000	4.04%, 07/25/2027(1)(5)	1,566,779
475,352	GLS Auto Receivables Trust 2.67%, 04/15/2021(1)	474,134
405,116	GreatAmerica Leasing Receivables Funding LLC 2.06%, 06/22/2020(1)	403,115
	GS Mortgage Securities Corp. Trust
3,125,000	1 mo. USD LIBOR + 1.450%, 3.73%, 09/15/2021(1)(2)	3,122,510
1,950,000	1 mo. USD LIBOR + 1.450%, 3.73%, 07/15/2025(1)(2)	1,949,971
9,691,506	GS Mortgage Securities Trust 1.05%, 05/10/2050(5)(6)	702,465
	GSAA Home Equity Trust
1,259,771	1 mo. USD LIBOR + 0.080%, 2.36%, 02/25/2037(2)	638,120
1,575,336	1 mo. USD LIBOR + 0.120%, 2.40%, 05/25/2047(2)	1,259,210
997,087	1 mo. USD LIBOR + 0.180%, 2.46%, 11/25/2036(2)	471,420
1,503,048	1 mo. USD LIBOR + 0.240%, 2.52%, 11/25/2036(2)	873,071
160,059	GSR Mortgage Loan Trust 3.87%, 05/25/2037(5)	141,473
	HarborView Mortgage Loan Trust
1,978,972	1 mo. USD LIBOR + 0.240%, 2.52%, 12/19/2036(2)	1,827,524
318,148	1 mo. USD LIBOR + 1.000%, 3.28%, 10/25/2037(2)	318,996
1,565,000	Home Re Ltd. 1 mo. USD LIBOR + 1.600%, 3.83%, 10/25/2028(1)(2)	1,565,000
78,065	Honor Automobile Trust Securitization 2.94%, 11/15/2019(1)	78,053
	JP Morgan Mortgage Trust
675,984	3.00%, 09/25/2044(1)(5)	671,017
1,129,374	3.96%, 08/25/2036(5)	1,079,142
546,672	4.22%, 11/25/2035(5)	536,018
156,155	6.00%, 01/25/2037	121,942

The accompanying notes are an integral part of these financial statements.

173

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.7% - (continued)
	United States - 4.1% - (continued)
$59,962,221	JPMBB Commercial Mortgage Securities Trust 0.78%, 09/15/2047(5)(6)	$1,628,190
1,679,663	Legacy Mortgage Asset Trust 4.00%, 03/25/2058(1)(3)	1,672,189
569,000	Lendmark Funding Trust 2.80%, 05/20/2026(1)	560,237
1,575,000	Mariner Finance Issuance Trust 2.92%, 12/20/2029(1)	1,548,369
2,858,270	MFA Trust 3.35%, 11/25/2047(1)(3)	2,825,641
	Mill City Mortgage Loan Trust
543,348	2.50%, 04/25/2057(1)(5)	530,373
1,884,950	3.50%, 08/25/2058(1)(5)	1,862,518
	Morgan Stanley Bank of America Merrill Lynch Trust
12,630,348	1.04%, 10/15/2048(5)(6)	689,596
2,860,000	3.73%, 05/15/2048	2,837,683
100,000	Morgan Stanley Capital Trust 5.43%, 09/15/2047(1)(5)	103,836
412,112	Morgan Stanley Mortgage Loan Trust 3.22%, 06/25/2037(5)	281,820
1,055,000	MSCG Trust 1 mo. USD LIBOR + 1.180%, 3.48%, 10/15/2028(1)(2)	1,055,000
	Natixis Commercial Mortgage Securities Trust
1,780,000	1 mo. USD LIBOR + 1.954%, 4.23%, 07/15/2033(1)(2)	1,766,478
800,000	4.32%, 01/15/2043(1)(5)	740,522
2,637,500	4.77%, 06/17/2028(1)(5)	2,573,351
1,326,483	New Residential Mortgage LLC 4.09%, 07/25/2054(1)	1,320,662
	New Residential Mortgage Loan Trust
467,602	3.25%, 09/25/2056(1)(5)	458,387
1,617,935	3.75%, 11/26/2035(1)(5)	1,610,242
863,271	3.75%, 05/28/2052(1)(5)	859,257
1,660,022	4.00%, 02/25/2057(1)(5)	1,663,478
1,925,746	4.00%, 03/25/2057(1)(5)	1,933,054
1,572,425	4.00%, 04/25/2057(1)(5)	1,575,606
1,815,961	4.00%, 05/25/2057(1)(5)	1,817,281
682,150	4.00%, 12/25/2057(1)(5)	683,326
2,345,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	2,325,936
	NRZ Excess Spread-Collateralized Notes
795,890	3.19%, 01/25/2023(1)	790,451
351,985	3.27%, 02/25/2023(1)	349,350
2,645,000	OneMain Direct Auto Receivables Trust 3.85%, 10/14/2025(1)	2,645,866
	OneMain Financial Issuance Trust
845,000	3.66%, 02/20/2029(1)	846,936
615,000	4.57%, 02/20/2029(1)	619,222
1,695,000	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	1,685,101
400,265	Pretium Mortgage Credit Partners LLC 3.38%, 01/27/2033(1)(3)	395,984
1,797,981	PRPM LLC 4.00%, 08/25/2023(1)(5)	1,781,770
	Residential Funding Mortgage Securities, Inc.
104,502	5.75%, 01/25/2036	83,936
106,202	6.00%, 04/25/2037	99,056
149,340	6.00%, 07/25/2037	140,626
1,935,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(5)	1,788,272
1,060,489	Skopos Auto Receivables Trust 3.19%, 09/15/2021(1)	1,059,913
1,491,655	Slide Funding 1 mo. USD LIBOR + 0.900%, 2.97%, 06/15/2031(1)(2)	1,491,630
	SoFi Consumer Loan Program LLC
274,850	2.20%, 11/25/2026(1)	273,364
481,308	3.05%, 12/26/2025(1)	479,278

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.7% - (continued)
	United States - 4.1% - (continued)
	Springleaf Funding Trust
$1,298,466	3.16%, 11/15/2024(1)	$1,298,236
3,215,000	3.48%, 05/15/2028(1)	3,205,201
753,000	SPS Servicer Advance Receivables Trust 3.59%, 11/15/2049(1)	743,604
1,140,000	Store Master Funding LLC 3.96%, 10/20/2048(1)	1,140,598
1,191,908	Structured Adjustable Rate Mortgage Loan Trust 4.10%, 06/25/2035(5)	1,075,583
930,000	Structured Agency Credit Risk Trust 1 mo. USD LIBOR + 2.100%, 4.23%, 09/25/2048(1)(2)	922,124
470,449	Structured Asset Mortgage Investments Trust 1 mo. USD LIBOR + 0.230%, 2.51%, 02/25/2036(2)	430,999
892,540	Structured Asset Securities Corp. 5.75%, 06/25/2035	855,054
561,167	TAL Advantage V LLC 2.83%, 02/22/2038(1)	546,845
	Towd Point Mortgage Trust
994,727	2.25%, 04/25/2056(1)(5)	968,379
860,259	2.25%, 07/25/2056(1)(5)	833,074
1,978,697	2.75%, 04/25/2055(1)(5)	1,938,519
603,711	2.75%, 05/25/2055(1)(5)	593,153
1,448,360	2.75%, 10/25/2056(1)(5)	1,412,431
356,788	2.75%, 04/25/2057(1)(5)	348,970
851,828	3.00%, 03/25/2054(1)(5)	842,847
518,692	3.00%, 01/25/2058(1)(5)	506,183
1,223,886	3.25%, 07/25/2058(1)(5)	1,190,575
	United Auto Credit Securitization Trust
264,326	2.40%, 11/12/2019(1)	264,217
1,985,000	2.76%, 10/13/2020(1)	1,977,800
1,560,000	US Mortgage Trust 4.49%, 05/09/2038(1)(5)	1,466,856
362,457	Verus Securitization Trust 2.93%, 02/25/2048(1)(5)	357,278
	VOLT LLC
1,462,083	4.12%, 09/25/2048(1)(3)	1,459,375
3,185,000	4.21%, 10/26/2048(1)(3)	3,185,850
	Wells Fargo Commercial Mortgage Trust
2,000,000	3.07%, 08/15/2049(5)	1,770,488
1,550,000	3.60%, 12/15/2048(5)	1,410,201
506,860	Wells Fargo Mortgage Backed Securities Trust 4.68%, 12/28/2037(5)	496,157
1,685,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	1,664,276
	WF-RBS Commercial Mortgage Trust
14,394,805	1.29%, 03/15/2047(5)(6)	588,638
875,000	3.72%, 05/15/2047	876,221
395,160	4.10%, 03/15/2047	401,708
123,898	Wheels SPV LLC 1.59%, 05/20/2025(1)	123,524

		191,309,388

	Total Asset & Commercial Mortgage Backed Securities (cost $266,647,321)	$265,865,861

CORPORATE BONDS - 8.9%
	Bermuda - 0.0%
	Weatherford International Ltd.
285,000	5.95%, 04/15/2042	$183,825
765,000	6.50%, 08/01/2036	508,725
280,000	7.00%, 03/15/2038	189,000

		881,550

	Canada - 0.5%
2,600,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(1)	2,437,500
	Bausch Health Cos., Inc.
3,390,000	5.88%, 05/15/2023(1)	3,233,212
3,570,000	6.13%, 04/15/2025(1)	3,283,329

The accompanying notes are an integral part of these financial statements.

174

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 8.9% - (continued)
		Canada - 0.5% - (continued)
	$250,000	7.00%, 03/15/2024(1)	$261,798
		First Quantum Minerals Ltd.
	1,840,000	7.00%, 02/15/2021(1)	1,798,968
	520,000	7.25%, 04/01/2023(1)	480,350
	1,860,000	Garda World Security Corp. 8.75%, 05/15/2025(1)	1,748,400
	2,790,000	goeasy Ltd. 7.88%, 11/01/2022(1)	2,873,700
		MEG Energy Corp.
	1,130,000	6.38%, 01/30/2023(1)	1,090,450
	1,160,000	6.50%, 01/15/2025(1)	1,200,600
	1,170,000	New Gold, Inc. 6.38%, 05/15/2025(1)	937,462
	2,890,000	Tervita Escrow Corp. 7.63%, 12/01/2021(1)	2,933,350

			22,279,119

		Cayman Islands - 0.1%
	4,900,000	CSN Islands XI Corp. 6.88%, 09/21/2019(4)	4,881,625
	1,410,000	Shimao Property Holdings Ltd. 5.20%, 01/30/2025(4)	1,189,091

			6,070,716

		Denmark - 0.2%
	10,650,000	Danske Bank A/S 3 mo. USD LIBOR + 0.580%, 2.90%, 09/06/2019(1)(2)	10,643,666

		France - 0.1%
	1,925,000	AXA S.A. 3 mo. USD LIBOR + 1.449%, 6.46%, 12/14/2018(2)(4)(7)	1,920,188
	765,000	BNP Paribas S.A. 5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(7)	674,156
	2,050,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(7)	2,198,760
	1,975,000	Societe Generale S.A. 5 year USD Swap + 6.238%, 7.38%, 09/13/2021(2)(4)(7)	2,002,156

			6,795,260

		Germany - 0.2%
EUR	2,240,000	Blitz F18-674 GmbH 6.00%, 07/30/2026(1)	2,562,508
	4,520,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 4.00%, 01/15/2025(4)	5,367,828

			7,930,336

		Ireland - 0.1%
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	2,450,000	6.75%, 05/15/2024(4)	2,941,632
	$1,636,000	7.25%, 05/15/2024(1)	1,644,180

			4,585,812

		Italy - 0.1%
		Intesa Sanpaolo S.p.A.
	430,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(7)(8)	389,688
EUR	550,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(4)(7)	637,846
		UniCredit S.p.A.
	1,525,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(4)(7)	1,616,956
	$1,435,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(4)(7)	1,288,251

			3,932,741

		Luxembourg - 0.2%
	1,845,000	Altice Financing S.A. 7.50%, 05/15/2026(1)	1,734,300
	2,080,000	Altice Luxembourg S.A. 7.75%, 05/15/2022(1)	1,937,000
EUR	2,790,000	ARD Finance S.A. (7.38% PIK) 6.63%, 09/15/2023(9)	3,137,974
	1,666,000	Codere Finance 2 Luxembourg S.A. 6.75%, 11/01/2021(1)	1,778,550

			8,587,824

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 8.9% - (continued)
		Netherlands - 0.2%
	$1,415,000	Constellium N.V. 5.88%, 02/15/2026(1)	$1,319,487
EUR	2,090,000	Diamond (BC) B.V. 5.63%, 08/15/2025(1)	2,226,398
	2,565,000	LKQ European Holdings B.V. 3.63%, 04/01/2026(1)	2,859,781
		Starfruit Finco B.V. / Starfruit US Holdco LLC
EUR	290,000	6.50%, 10/01/2026(1)	321,012
	$750,000	8.00%, 10/01/2026(1)(8)	727,500
		Teva Pharmaceutical Finance Netherlands B.V.
	3,430,000	2.80%, 07/21/2023	3,028,124
	1,970,000	6.75%, 03/01/2028	2,014,261

			12,496,563

		Spain - 0.3%
		Banco Bilbao Vizcaya Argentaria S.A.
	3,800,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(2)(7)(8)	3,272,750
EUR	1,000,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(2)(4)(7)	1,143,297
	1,200,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(2)(4)(7)	1,510,389
		Banco de Sabadell S.A.
	1,600,000	5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(2)(4)(7)	1,723,742
	1,800,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(4)(7)	1,972,511
		Banco Santander S.A.
	$570,000	2.00%, 03/18/2019(7)	477,945
EUR	1,900,000	5 year EUR Swap + 5.410%, 6.25%, 03/12/2019(2)(4)(7)	2,141,275

			12,241,909

		Sweden - 0.2%
	$7,820,000	Svenska Handelsbanken AB 3 mo. USD LIBOR + 0.490%, 2.81%, 09/06/2019(2)	7,839,390

		Switzerland - 0.1%
		Credit Suisse Group AG
	1,995,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(2)(4)(7)	1,941,366
	2,125,000	5 year USD Swap + 4.600%, 7.50%, 07/17/2023(1)(2)(7)	2,162,188

			4,103,554

		United Kingdom - 0.2%
GBP	550,000	Barclays Bank plc 3 mo. GBP LIBOR + 13.400%, 14.00%, 06/15/2019(2)(4)(7)	752,350
	$2,620,000	HSBC Bank plc 6 mo. USD LIBOR + 0.250%, 2.84%, 03/29/2019(2)(7)	1,973,646
		National Westminster Bank plc
EUR	725,000	3 mo. EUR LIBOR + 2.150%, 1.83%, 01/05/2019(2)(7)	802,695
	$1,270,000	2.81%, 01/11/2019(5)(7)	1,028,700
		Royal Bank of Scotland Group plc
	1,000,000	3 mo. USD LIBOR + 2.320%, 4.71%, 09/30/2027(2)(7)	932,500
	925,000	5 year USD Swap + 7.598%, 8.63%, 08/15/2021(2)(7)	972,407
	520,000	Tullow Oil plc 6.25%, 04/15/2022(1)(8)	518,960

			6,981,258

		United States - 6.4%
	504,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(1)	521,640
		AK Steel Corp.
	930,000	7.00%, 03/15/2027(8)	823,050
	4,096,000	7.63%, 10/01/2021	4,090,880
	680,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(1)	671,500

The accompanying notes are an integral part of these financial statements.

175

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 8.9% - (continued)
	United States - 6.4% - (continued)
	APX Group, Inc.
$1,405,000	7.63%, 09/01/2023(8)	$1,250,450
1,765,000	7.88%, 12/01/2022	1,773,825
	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
1,495,000	5.25%, 03/15/2025(1)(8)	1,330,550
2,185,000	5.50%, 04/01/2023(8)	2,124,912
3,321,000	Beacon Roofing Supply, Inc. 6.38%, 10/01/2023	3,354,210
1,650,000	Beazer Homes USA, Inc. 5.88%, 10/15/2027	1,332,375
4,580,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(1)	4,780,375
	Boyd Gaming Corp.
930,000	6.38%, 04/01/2026	921,863
6,820,000	6.88%, 05/15/2023	7,084,275
1,920,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	1,891,200
1,000,000	Caesars Entertainment Corp. 5.00%, 10/01/2024	1,428,078
265,000	California Resources Corp. 8.00%, 12/15/2022(1)	235,850
460,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(1)	431,250
4,090,000	Celgene Corp. 2.25%, 05/15/2019	4,071,445
	Chemours Co.
1,774,000	6.63%, 05/15/2023	1,813,915
2,130,000	7.00%, 05/15/2025	2,193,900
	Chesapeake Energy Corp.
3,170,000	7.00%, 10/01/2024	3,102,637
2,055,000	7.50%, 10/01/2026(8)	2,013,900
2,345,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	2,526,737
5,065,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	4,282,457
1,910,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	1,930,292
1,424,000	CSC Holdings LLC 10.88%, 10/15/2025(1)	1,642,940
7,270,000	CVS Health Corp. 3 mo. USD LIBOR + 0.720%, 3.05%, 03/09/2021(2)	7,308,696
	Eldorado Resorts, Inc.
1,480,000	6.00%, 04/01/2025	1,461,500
535,000	6.00%, 09/15/2026(1)	523,979
2,985,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, 02/01/2025(1)	2,499,937
2,570,000	Energy Transfer Equity L.P. 4.25%, 03/15/2023	2,544,300
1,910,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,976,850
	Ferrellgas L.P. / Ferrellgas Finance Corp.
1,336,000	6.50%, 05/01/2021(8)	1,195,720
865,000	6.75%, 01/15/2022	750,388
1,340,000	First Data Corp. 7.00%, 12/01/2023(1)	1,389,580
2,170,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(1)	2,028,950
2,030,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	1,801,625
1,935,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	1,789,875
435,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(1)	441,787
7,100,000	General Motors Financial Co., Inc. 3 mo. USD LIBOR + 1.450%, 3.79%, 05/09/2019(2)	7,133,336
	Genworth Holdings, Inc.
210,000	4.80%, 02/15/2024	181,650
1,425,000	4.90%, 08/15/2023	1,254,000
450,000	7.63%, 09/24/2021	457,875
1,165,000	Goldman Sachs Group, Inc. 2.00%, 04/25/2019	1,159,450
	Gray Television, Inc.
1,785,000	5.13%, 10/15/2024(1)(8)	1,693,519
220,000	5.88%, 07/15/2026(1)	211,132
1,800,000	HCA Healthcare, Inc. 6.25%, 02/15/2021(8)	1,869,750
2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,511,025
946,000	Hertz Corp. 7.38%, 01/15/2021(1)	927,080

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 8.9% - (continued)
	United States - 6.4% - (continued)
$585,000	Infor Software Parent LLC (7.13% Cash, 7.88% PIK) 7.13%, 05/01/2021(1)(9)	$583,538
1,730,000	Infor U.S., Inc. 6.50%, 05/15/2022	1,725,675
4,135,000	iStar, Inc. 4.63%, 09/15/2020	4,103,987
1,490,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(1)	1,529,112
2,835,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	2,987,381
1,500,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,501,875
	Laredo Petroleum, Inc.
1,065,000	5.63%, 01/15/2022	1,041,038
2,095,000	6.25%, 03/15/2023(8)	2,058,337
1,255,000	Lithia Motors, Inc. 5.25%, 08/01/2025(1)	1,182,838
1,690,000	Manitowoc Co., Inc. 12.75%, 08/15/2021(1)	1,823,087
2,026,000	MDC Holdings, Inc. 5.50%, 01/15/2024	1,975,350
1,025,000	MGIC Investment Corp. 5.75%, 08/15/2023	1,050,625
10,055,000	Microchip Technology, Inc. 3.92%, 06/01/2021(1)	9,981,800
3,750,000	Molson Coors Brewing Co. 1.45%, 07/15/2019	3,705,366
1,720,000	Multi-Color Corp. 4.88%, 11/01/2025(1)	1,573,800
2,030,000	National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	2,030,000
	Navient Corp.
1,002,000	5.50%, 01/25/2023	983,934
165,000	5.63%, 08/01/2033	134,175
386,000	5.88%, 10/25/2024	363,805
2,350,000	6.13%, 03/25/2024	2,285,375
1,735,000	6.50%, 06/15/2022	1,765,362
422,000	7.25%, 09/25/2023	436,770
5,190,000	NextEra Energy Capital Holdings, Inc. 2.30%, 04/01/2019	5,173,447
	Nissan Motor Acceptance Corp.
15,775,000	2.00%, 03/08/2019(1)	15,728,311
15,300,000	3 mo. USD LIBOR + 0.520%, 2.85%, 09/13/2019(1)(2)	15,329,922
	Novelis Corp.
615,000	5.88%, 09/30/2026(1)	579,638
1,700,000	6.25%, 08/15/2024(1)	1,683,000
	Peabody Energy Corp.
1,975,000	6.00%, 03/31/2022(1)(8)	1,965,125
6,415,000	6.38%, 03/31/2025(1)	6,415,000
1,535,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(1)	1,427,550
1,190,000	Penske Automotive Group, Inc. 3.75%, 08/15/2020	1,178,100
1,980,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(1)	1,811,700
	QEP Resources, Inc.
2,965,000	5.25%, 05/01/2023	2,838,987
810,000	5.63%, 03/01/2026(8)	762,413
865,000	Radian Group, Inc. 4.50%, 10/01/2024	832,563
3,070,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,742,225
12,040,000	Reynolds American, Inc. 8.13%, 06/23/2019	12,412,068
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
1,660,000	5.13%, 07/15/2023(1)	1,622,650
645,000	7.00%, 07/15/2024(1)	645,403
1,915,000	SBA Tower Trust 2.88%, 07/10/2046(1)	1,870,139
	Scientific Games International, Inc.
795,000	6.63%, 05/15/2021	769,163
7,915,000	10.00%, 12/01/2022	8,271,175
1,055,000	Sinclair Television Group, Inc. 5.13%, 02/15/2027(1)(8)	949,500
	SM Energy Co.
1,310,000	5.00%, 01/15/2024	1,247,775
265,000	6.13%, 11/15/2022	268,313
1,920,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(1)	1,876,800

The accompanying notes are an integral part of these financial statements.

176

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 8.9% - (continued)
		United States - 6.4% - (continued)
	$610,000	Sotera Health Topco, Inc. (8.13% Cash, 8.88% PIK) 8.13%, 11/01/2021(1)(9)	$599,325
		Springleaf Finance Corp.
	1,990,000	6.88%, 03/15/2025	1,905,425
	4,060,000	7.13%, 03/15/2026	3,846,850
	2,910,000	Sprint Corp. 7.63%, 02/15/2025	3,022,762
		Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
	3,660,000	4.74%, 09/20/2029(1)	3,655,425
	4,660,000	5.15%, 09/20/2029(1)	4,660,000
	1,510,000	Staples, Inc. 8.50%, 09/15/2025(1)(8)	1,366,550
	3,990,000	Starwood Property Trust, Inc. 3.63%, 02/01/2021(1)	3,875,287
	1,410,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,330,688
	1,233,000	Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, 10/01/2024(1)	1,297,733
	2,180,000	Taylor Morrison Communities, Inc. 6.63%, 05/15/2022	2,190,900
	1,150,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	1,116,938
		Time Warner Cable LLC
	4,680,000	8.25%, 04/01/2019	4,774,937
	4,685,000	8.75%, 02/14/2019	4,757,310
	825,000	Tribune Media Co. 5.88%, 07/15/2022	835,313
	410,000	TriMas Corp. 4.88%, 10/15/2025(1)	387,585
	5,950,000	USG Corp. 4.88%, 06/01/2027(1)	5,963,016
	2,015,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(1)	1,974,700
	3,050,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	2,844,125
	4,015,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(1)	4,125,412
	4,085,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(1)	3,829,687
	1,126,000	WMG Acquisition Corp. 5.50%, 04/15/2026(1)	1,097,850
		WPX Energy, Inc.
	624,000	6.00%, 01/15/2022	638,040
	900,000	8.25%, 08/01/2023	1,011,375

			294,067,940

		Total Corporate Bonds (cost $418,296,443)	$409,437,638

ESCROWS(21) - 0.0%
		United States - 0.0%
	925,000	Texas Competitive Electric Holdings Co. LLC*(10)(11)(12)	$—
	15,842	Vistra Energy Corp.(12)	12,404

			12,404

		Total Escrows (cost $—)	$12,404

FOREIGN GOVERNMENT OBLIGATIONS - 60.2%
		Argentina - 0.0%
	1,480,000	Argentine Republic Government International Bond 5.88%, 01/11/2028	$1,139,600

		Australia - 9.4%
		Australia Government Bond
AUD	107,921,000	3.00%, 03/21/2047(4)	74,626,463
	125,890,000	3.25%, 04/21/2025(4)	93,583,466
	20,610,000	3.75%, 04/21/2037(4)	16,213,979
	92,870,000	4.75%, 04/21/2027(4)	76,658,509
	224,795,000	5.75%, 05/15/2021(4)	173,856,239

			434,938,656

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 60.2% - (continued)
		Austria - 0.8%
EUR	31,145,000	Republic of Austria Government Bond 0.75%, 02/20/2028(1)(4)	$35,738,516

		Canada - 17.7%
		Canadian Government Bond
CAD	298,670,000	0.75%, 03/01/2021	218,735,023
	92,750,000	0.75%, 09/01/2021	67,354,628
	144,435,000	1.50%, 06/01/2023	105,344,456
	85,810,000	1.75%, 03/01/2019	65,156,153
	202,600,000	1.75%, 09/01/2019	153,453,975
	191,990,000	2.00%, 09/01/2023	142,988,033
	86,935,000	Canadian Treasury Bill 1.51%, 12/13/2018(13)	65,909,997

			818,942,265

		Denmark - 15.4%
		Denmark Government Bond
DKK	1,231,430,000	0.25%, 11/15/2018	186,970,068
	534,425,000	0.25%, 11/15/2020	82,530,607
	817,425,000	1.50%, 11/15/2023	134,370,478
	1,923,335,000	4.00%, 11/15/2019	306,146,905

			710,018,058

		France - 0.7%
EUR	29,180,000	French Republic Government Bond OAT 0.75%, 11/25/2028(4)	33,044,325

		Germany - 0.7%
	28,450,000	Bundesrepublik Deutschland Bundesanleihe 0.25%, 08/15/2028(4)	31,814,401

		New Zealand - 3.8%
		New Zealand Government Bond
NZD	113,145,000	2.75%, 04/15/2025(4)	76,306,887
	34,480,000	2.75%, 04/15/2037(4)	22,162,690
	67,695,000	3.00%, 04/20/2029	46,010,380
	44,375,000	5.50%, 04/15/2023(4)	33,318,358

			177,798,315

		Norway - 3.7%
		Norway Government Bond
NOK	321,000,000	2.00%, 05/24/2023(1)(4)	38,834,382
	1,105,810,000	2.00%, 04/26/2028(1)(4)	131,724,379

			170,558,761

		Singapore - 4.0%
		Singapore Government Bond
SGD	82,960,000	1.75%, 04/01/2022	59,012,012
	80,610,000	2.25%, 06/01/2021	58,347,173
	18,930,000	2.25%, 08/01/2036	12,539,049
	51,995,000	2.63%, 05/01/2028	37,868,531
	22,180,000	2.75%, 03/01/2046	15,399,740

			183,166,505

		South Korea - 3.2%
		Korea Treasury Bond
KRW	72,678,530,000	1.88%, 03/10/2022	63,516,845
	92,582,640,000	3.00%, 03/10/2023	84,390,065

			147,906,910

		Supranational - 0.8%
MXN	808,460,000	International Finance Corp. 7.75%, 01/18/2030	35,174,920

		Total Foreign Government Obligations (cost $2,859,109,739)	$2,780,241,232

The accompanying notes are an integral part of these financial statements.

177

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.8%(14)
		Canada - 0.1%
	$2,377,103	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 4.55%, 02/16/2024	$2,367,001

		Denmark - 0.1%
EUR	2,332,742	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	2,647,307

		Germany - 0.2%
	$8,125,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 09/30/2025	8,111,837

		Luxembourg - 0.1%
	3,736,768	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 5.89%, 06/13/2024	3,712,890

		Netherlands - 0.0%
EUR	345,000	Starfruit Finco B.V. 3 mo. EURIBOR + 3.750%, 3.75%, 10/01/2025	393,695

		United Kingdom - 0.1%
	$5,999,850	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	5,970,451

		United States - 2.2%
	922,292	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/31/2023	912,175
	2,802,230	Aristocrat Technologies, Inc. 3 mo. USD LIBOR + 1.750%, 4.22%, 10/19/2024	2,790,768
		Asurion LLC
	2,916,434	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2023	2,917,659
	2,638,388	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2024	2,639,812
	765,000	1 mo. USD LIBOR + 6.500%, 8.80%, 08/04/2025	784,699
	2,799,563	BCP Raptor LLC 2 mo. USD LIBOR + 4.250%, 6.64%, 06/24/2024	2,759,081
	2,987,513	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	2,989,395
	952,613	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	949,040
	1,612,813	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.78%, 12/11/2024	1,610,119
	3,547,783	Clark Equipment Co. 3 mo. USD LIBOR + 2.000%, 4.38%, 05/18/2024	3,540,014
	579,150	Core & Main LP 6 mo. USD LIBOR + 3.000%, 5.32%, 08/01/2024	578,426
	1,016,033	Crown Americas LLC 1 Week USD LIBOR + 2.000%, 4.28%, 04/03/2025	1,016,582
	1,776,075	CSC Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.78%, 01/25/2026	1,772,185
	1,131,450	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	1,115,893
		First Data Corp.
	2,155,587	1 mo. USD LIBOR + 2.000%, 4.29%, 07/08/2022	2,147,784
	2,174,386	1 mo. USD LIBOR + 2.000%, 4.29%, 04/26/2024	2,161,709
	3,476,288	Flex Acquisition Co., Inc. 1 mo. USD LIBOR + 3.250%, 5.51%, 06/29/2025	3,478,165
	248,750	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.83%, 03/07/2023	253,571
	3,940,225	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 10/21/2024	3,940,225
	3,468,683	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.69%, 08/03/2022	3,448,079
	3,067,313	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	3,056,761

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.8%(14) - (continued)
	United States - 2.2% - (continued)
$2,421,245	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 07/01/2022	$2,432,843
2,751,175	Lamar Media Corp. 1 mo. USD LIBOR + 1.750%, 4.06%, 03/14/2025	2,754,614
2,746,569	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 04/04/2021	2,657,305
4,075,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 02/22/2024	4,076,915
850,000	Messer Industries LLC 1 mo. USD LIBOR + 2.500%, 0.00%, 10/01/2025(15)	849,787
2,188,487	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	2,179,733
1,354,763	Multi Color Corp. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/31/2024	1,357,309
1,955,322	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.29%, 05/24/2024	1,952,173
6,099,350	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	6,051,043
5,076,923	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/15/2023	5,053,468
1,132,308	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 08/21/2024	1,133,157
6,018,861	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.06%, 08/17/2024	6,015,852
4,205,232	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/15/2022	4,208,723
690,049	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	686,212
4,615,313	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	4,588,206
3,158,775	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 08/01/2024	3,148,256
2,523,675	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 06/19/2025	2,516,912
	Tribune Media Co.
79,474	1 mo. USD LIBOR + 3.000%, 5.30%, 12/27/2020	79,598
990,554	1 mo. USD LIBOR + 3.000%, 5.30%, 01/27/2024	992,417
3,757,050	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.39%, 05/16/2024	3,733,568
3,084,813	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.15%, 11/29/2024	3,098,324

		104,428,557

	Total Senior Floating Rate Interests (cost $127,933,337)	$127,631,738

U.S. GOVERNMENT AGENCIES - 0.8%
	United States - 0.8%
	FHLMC - 0.4%
3,690,853	1.72%, 09/25/2041(5)(6)	$266,773
11,435,000	2.02%, 02/25/2041(5)(6)	501,178
6,087,872	2.21%, 01/25/2042(5)(6)	606,821
3,000,000	1 mo. USD LIBOR + 2.300%, 4.58%, 09/25/2030(2)	2,998,483
1,130,000	1 mo. USD LIBOR + 2.300%, 4.59%, 10/25/2048(2)	1,120,804
3,025,000	1 mo. USD LIBOR + 2.350%, 4.63%, 04/25/2030(2)	3,089,074
975,000	1 mo. USD LIBOR + 2.450%, 4.73%, 12/25/2042(2)	998,669
3,120,000	1 mo. USD LIBOR + 2.500%, 4.78%, 03/25/2030(2)	3,234,039

The accompanying notes are an integral part of these financial statements.

178

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 0.8% - (continued)
	United States - 0.8% - (continued)
	FHLMC - 0.4% - (continued)
$1,025,000	1 mo. USD LIBOR + 4.500%, 6.78%, 02/25/2024(2)	$1,176,468
2,775,000	1 mo. USD LIBOR + 4.750%, 7.03%, 12/25/2029(2)	3,067,627

		17,059,936

	FNMA - 0.1%
7,961,054	3.00%, 01/25/2028(6)	664,281
7,281,766	3.50%, 04/25/2028(6)	703,183
6,353,036	4.00%, 01/25/2028(6)	679,277
2,082,568	4.00%, 04/25/2032(6)	304,498
1,290,000	4.68%, 04/25/2031	1,290,000
3,187,410	5.50%, 09/25/2044(6)	749,593
1,455,068	5.50%, 06/25/2048(6)	326,132

		4,716,964

	GNMA - 0.1%
6,526,657	3.50%, 10/20/2029(6)	740,480
5,874,853	3.50%, 01/20/2030(6)	707,621
6,342,386	3.50%, 11/20/2031(6)	740,798
1,617,883	4.00%, 01/16/2046(6)	319,001
394,530	4.50%, 04/20/2045(6)	73,085
589,084	5.00%, 07/16/2044(6)	134,795
3,274,327	5.00%, 07/16/2047(6)	755,637
3,352,219	5.00%, 06/20/2048(6)	723,492
1,310,578	5.50%, 02/20/2047(6)	298,717
2,758,643	6.00%, 09/20/2045(6)	680,986
3,389,508	6.17%, 07/20/2039(5)(6)	733,252

		5,907,864

		27,684,764

	SLM Student Loan Trust - 0.2%
	Nelnet Student Loan Trust
1,826,356	3 mo. USD LIBOR + 0.350%, 2.72%, 03/25/2026(1)(2)	1,803,581
619,392	3 mo. USD LIBOR + 1.650%, 3.96%, 11/25/2024(2)	627,775
995,458	SLC Student Loan Trust 3 mo. USD LIBOR + 0.900%, 3.23%, 06/15/2021(2)	999,434
	SLM Student Loan Trust
428,696	1 mo. USD LIBOR + 0.650%, 2.93%, 05/26/2026(2)	424,663
2,788,087	3 mo. USD LIBOR + 1.500%, 3.99%, 04/25/2023(2)	2,839,984
2,874,892	3 mo. USD LIBOR + 1.700%, 4.19%, 07/25/2023(2)	2,935,980

		9,631,417

	Total U.S. Government Agencies (cost $36,876,251)	$37,316,181

U.S. GOVERNMENT SECURITIES - 12.0%
	United States - 12.0%
	U.S. Treasury Notes - 12.0%
111,268,303	0.13%, 04/15/2022(16)	$107,544,871
80,340,000	1.00%, 09/30/2019(17)	79,119,209
65,445,000	1.25%, 01/31/2019(18)(19)	65,273,256
196,165,000	1.38%, 04/30/2020(17)	191,988,832
113,355,000	1.75%, 04/30/2022	108,816,372

		552,742,540

		552,742,540

	Total U.S. Government Securities (cost $557,930,296)	$552,742,540

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.1%
	Commercial Services - 0.0%
$1,600,000	Cardtronics, Inc. 1.00%, 12/01/2020	$1,490,000

	Media - 0.1%
2,525,000	DISH Network Corp. 3.38%, 08/15/2026	2,249,649

	Oil & Gas - 0.0%
1,155,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019(12)	1,502

	Semiconductors - 0.0%
	Microchip Technology, Inc.
435,000	1.63%, 02/15/2025	566,576
392,000	1.63%, 02/15/2027	371,043
450,000	2.25%, 02/15/2037	411,521

		1,349,140

	Software - 0.0%
1,959,000	Western Digital Corp. 1.50%, 02/01/2024(1)	1,651,243

	Total Convertible Bonds (cost $8,977,893)	$6,741,534

PREFERRED STOCKS - 0.0%
	United States - 0.0%
21,100	GMAC Capital Trust Series 2, 8.10%(2)	$554,086

	Total Preferred Stocks (cost $552,899)	$554,086

	Total Long-Term Investments (cost $4,279,022,839)	$4,180,905,725

SHORT-TERM INVESTMENTS - 7.2%
	Other Investment Pools & Funds - 6.7%
309,329,296	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(20)	$309,329,296

	Securities Lending Collateral - 0.5%
1,099,740	Citibank NA DDCA, 2.19%, 11/1/2018(20)	1,099,740
8,516,267	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(20)	8,516,267
2,502,972	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(20)	2,502,972
6,075,658	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(20)	6,075,658
1,162,652	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(20)	1,162,652
2,637,516	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(20)	2,637,516

		21,994,805

	Total Short-Term Investments (cost $331,324,101)	$331,324,101

Total Investments Excluding Purchased Options (cost $4,610,346,940)	97.7%	$4,512,229,826

Total Purchased Options (cost $6,595,812)	0.1%	$5,449,266

Total Investments (cost $4,616,942,752)	97.8%	$4,517,679,092
Other Assets and Liabilities	2.2%	101,920,023

Total Net Assets	100.0%	$4,619,599,115

The accompanying notes are an integral part of these financial statements.

179

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $583,645,414, representing 12.6% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $871,679,174, representing 18.9% of net assets.

(5)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(6)	Securities disclosed are interest-only strips.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.
(9)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(10)	Investment valued using significant unobservable inputs.

(11)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)	The rate shown represents current yield to maturity.

(14)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(15)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(16)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(19)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(20)	Current yield as of period end.

(21)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Months USD-LIBOR-BBA Interest Rate Swap Expiring 05/06/2057*	JPM	2.38%	Pay	05/04/27	USD	12,000,000	12,000,000	$874,680	$1,272,000	$(397,320)

Puts
3 Months USD-LIBOR-BBA Interest Rate Swap Expiring 05/06/2057*	JPM	2.38%	Pay	05/04/27	USD	12,000,000	12,000,000	$2,908,800	$2,496,000	$412,800
6 Months JPY-LIBOR-BBA Interest Rate Swap Expiring 11/26/2038	JPM	0.93%	Pay	11/21/18	JPY	1,100,450,000	1,100,450,000	701	247,804	(247,103)

Total Puts							1,112,450,000	$2,909,501	$2,743,804	$165,697

Total purchased swaption contracts							1,124,450,000	$3,784,181	$4,015,804	$(231,623)

*	Swaptions with forward premiums.

The accompanying notes are an integral part of these financial statements.

180

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Exchange-Traded Option Contracts Outstanding at October 31, 2018
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
U.S. 5-Year Future Option	113.00 USD	11/23/18	11,805	USD	11,805,000	$1,106,719	$1,339,798	$(233,079)
U.S. 5-Year Future Option	113.50 USD	11/23/18	14,294	USD	14,294,000	558,366	1,240,210	(681,844)

Total Calls					26,099,000	$1,665,085	$2,580,008	$(914,923)

Total purchased option contracts					26,099,000	$1,665,085	$2,580,008	$(914,923)

Exchange-Traded Options Contracts Outstanding at October 31, 2018
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
U.S. 5-Year Future Option	114.00 USD	11/23/18	(26,099)	USD	(26,099,000)	$(611,708)	$(1,012,883)	$401,175

Total written option contracts					(26,099,000)	$(611,708)	$(1,012,883)	$401,175

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	26	12/17/2018	$2,382,734	$(4,735)
Australian 3-Year Bond Future	2,030	12/17/2018	160,194,562	280,090
Canadian Government 10-Year Bond Future	266	12/18/2018	26,702,040	(50,816)
Euro BUXL 30-Year Bond Future	69	12/06/2018	13,825,243	(71,424)
Euro-BOBL Future	232	12/06/2018	34,539,130	(22,644)
Euro-Schatz Future	523	12/06/2018	66,331,317	59,487
Long Gilt Future	161	12/27/2018	25,190,784	237,577
U.S. Treasury 5-Year Note Future	8,567	12/31/2018	962,783,559	(2,302,614)
U.S. Treasury Long Bond Future	74	12/19/2018	10,221,250	(110,027)

Total				$(1,985,106)

Short position contracts:
Euro-BTP Future	250	12/06/2018	$34,443,897	$(78,101)
Euro-Bund Future	89	12/06/2018	16,155,150	21,871
U.S. Treasury 10-Year Note Future	45	12/19/2018	5,329,687	8,855
U.S. Treasury 2-Year Note Future	546	12/31/2018	115,018,313	(15,577)
U.S. Treasury Ultra Bond Future	1,940	12/19/2018	289,484,375	1,685,859

Total				$1,622,907

Total futures contracts				$(362,199)

OTC Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ITTRAXX-Fin-Sen. 30. V1	CBK	EUR	27,500,000	(1.00%)	12/20/23	Quarterly	$—	$(255,089)	$(162,019)	$93,070

Total traded indices							$—	$(255,089)	$(162,019)	$93,070

The accompanying notes are an integral part of these financial statements.

181

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Credit Default Swap Contracts Outstanding at October 31, 2018 – (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Banco Santander S.A.	BNP	EUR	4,370,000	(1.00%)	06/20/23	Quarterly	$—	$(70,979)	$(98,108)	$(27,129)
Banco Santander S.A.	BNP	EUR	6,880,000	(1.00%)	06/20/23	Quarterly	—	(111,748)	(154,458)	(42,710)
Cox Communications, Inc.	BCLY	USD	4,050,000	(1.00%)	06/20/23	Quarterly	—	(44,630)	(67,124)	(22,494)
Dell, Inc	JPM	USD	7,230,000	(1.00%)	06/20/23	Quarterly	426,700	—	327,316	(99,384)
Deutsche Bank AG	JPM	EUR	6,850,000	(1.00%)	12/20/23	Quarterly	138,835	—	180,526	41,691
Dillaards, Inc.	BCLY	USD	3,760,000	(5.00%)	12/20/23	Quarterly	—	(482,309)	(522,775)	(40,466)
Ineos Group Holdings S.A.	GSC	EUR	5,820,000	(5.00%)	06/20/23	Quarterly	—	(940,512)	(690,526)	249,986
Kohl’s Corp.	JPM	USD	8,260,000	(1.00%)	06/20/23	Quarterly	119,359	—	2,397	(116,962)
Kohl’s Corp.	MSC	USD	3,605,000	(1.00%)	12/20/23	Quarterly	34,620	—	31,575	(3,045)
Macy’s, inc.	CBK	USD	8,580,000	(1.00%)	06/20/23	Quarterly	344,690	—	129,732	(214,958)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%)	03/20/20	Quarterly	30,127	—	(31,375)	(61,502)
Naturgy Energy Group S.A.	GSC	EUR	14,200,000	(1.00%)	12/20/23	Quarterly	—	(200,589)	(237,511)	(36,922)
Omnicom Group	GSC	USD	8,030,000	(1.00%)	06/20/23	Quarterly	—	(136,952)	(152,159)	(15,207)
Target Corp.	JPM	USD	8,000,000	(1.00%)	06/20/23	Quarterly	—	(188,751)	(233,896)	(45,145)
Tesco plc	BCLY	EUR	15,550,000	(1.00%)	06/20/23	Quarterly	—	(41,269)	(97,194)	(55,925)
Uniti Group, Inc./Uniti Group Finance, Inc.	JPM	USD	3,040,000	(5.00%)	06/20/23	Quarterly	188,611	—	210,839	22,228
Verizon Communications, Inc.	CBK	USD	4,040,000	(1.00%)	06/20/23	Quarterly	—	(63,653)	(70,890)	(7,237)
Western Union Co.	GSC	USD	8,290,000	(1.00%)	06/20/23	Quarterly	136,833	—	63,244	(73,589)
Wind Tre S.p.A.	BCLY	EUR	2,420,000	(5.00%)	06/20/23	Quarterly	—	(275,560)	(251,632)	23,928
Wind Tre S.p.A.	GSC	EUR	3,385,000	(5.00%)	06/20/23	Quarterly	—	(370,844)	(351,973)	18,871
Wind Tre S.p.A.	BOA	EUR	1,455,000	(5.00%)	06/20/23	Quarterly	—	(10,137)	(151,291)	(141,154)

Total							$1,419,775	$(2,937,933)	$(2,165,283)	$(647,125)

Credit default swaps on single-name issues:
Sell protection:
Beazer Homes USA, Inc.	GSC	USD	3,590,000	5.00%	12/20/23	Quarterly	$120,526	$—	$(148,634)	$(269,160)
CenturyLink, Inc.	JPM	USD	9,050,000	1.00%	12/20/23	Quarterly	—	(536,597)	(884,016)	(347,419)
Lenar Group, Inc.	JPM	USD	4,230,000	5.00%	12/20/22	Quarterly	601,729	—	603,766	2,037
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%	03/20/20	Quarterly	45,792	—	97,856	52,064
Liberty Interactive LLC	BCLY	USD	850,000	5.00%	03/20/20	Quarterly	23,530	—	58,370	34,840
Navient Corp.	GSC	USD	7,515,000	5.00%	12/20/23	Quarterly	831,636	—	750,533	(81,103)
Pitney Bowes, Inc.	GSC	USD	1,795,000	1.00%	12/20/23	Quarterly	—	(284,011)	(296,004)	(11,993)
Pitney Bowes, Inc.	GSC	USD	3,590,000	1.00%	12/20/23	Quarterly	—	(570,810)	(592,029)	(21,219)

Total							$1,623,213	$(1,391,418)	$(410,158)	$(641,953)

Total single-name issues							$3,042,988	$(4,329,351)	$(2,575,441)	$(1,289,078)

Total OTC contracts							$3,042,988	$(4,584,440)	$(2,737,460)	$(1,196,008)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.31.V1	USD	39,575,000	(5.00%)	12/20/23	Quarterly	$2,192,614	$2,284,458	$91,844
ITRAXX.EUR.30.V1	EUR	59,525,000	(1.00%)	12/20/23	Quarterly	(843,339)	(951,549)	(108,210)

Total						$1,349,275	$1,332,909	$(16,366)

Total						$1,349,275	$1,332,909	$(16,366)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

182

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Interest Rate Swap Contracts Outstanding at October 31, 2018
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
CBK	3 Mo. SEK STIBOR	0.38% Fixed	SEK	149,845,000	03/20/22	Annual	$—	$—	$(2,043)	$(2,043)
DEUT	6 Mo. NZD Bank Bill	2.32% Fixed	NZD	26,605,000	03/20/22	Semi-Annual	—	—	146,322	146,322
GSC	3 Mo. KRW KSDA	2.11% Fixed	KRW	55,600,907,000	03/20/24	Quarterly	—	(174,370)	255,170	429,540

Total							$—	$(174,370)	$399,449	$573,819

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. SEK STIBO	0.69% Fixed	SEK	266,800,000	03/20/24	Annual	$—	$(33,306)	$(65,611)	$(32,305)
12 Mo. SEK STIBO	1.34% Fixed	SEK	61,260,000	03/20/29	Annual	—	(5,372)	(7,367)	(1,995)
1M MXIBTIIE	8.97% Fixed	MXN	304,314,000	12/06/28	Lunar	73,150	—	(118,458)	(191,608)
1.84% Fixed	3 Mo. CAD CDOR	CAD	24,589,000	09/18/22	Semi-Annual	—	—	550,154	550,154
2.21% Fixed	3 Mo. CAD CDOR	CAD	19,060,000	09/21/27	Semi-Annual	—	—	473,983	473,983
2.67% Fixed	3 Mo. CAD CDOR	CAD	20,514,000	03/20/24	Semi-Annual	18,455	—	136,963	118,508
2.78% Fixed	3 Mo. CAD CDOR	CAD	9,716,000	03/20/29	Semi-Annual	13,509	—	105,224	91,715
3.01% Fixed	3 Mo. USD LIBOR	USD	170,575,000	09/16/30	Semi-Annual	2,508,718	—	3,962,688	1,453,970
2.48% Fixed	6 Mo. AUD BBSW	AUD	21,809,000	03/20/24	Semi-Annual	40,590	—	18,145	(22,445)
6 Mo. EUR EURIBOR	0.62% Fixed	EUR	16,558,000	09/18/22	Annual	—	—	175,009	175,009
6 Mo. EUR EURIBOR	0.46% Fixed	EUR	25,525,000	03/20/24	Annual	—	(33,007)	(4,567)	28,440
6 Mo. EUR EURIBOR	1.06% Fixed	EUR	5,800,000	03/20/29	Annual	—	(4,188)	4,122	8,310
1.28% Fixed	6 Mo. GBP LIBOR	GBP	14,450,000	03/20/22	Semi-Annual	—	—	18,929	18,929
1.45% Fixed	6 Mo. GBP LIBOR	GBP	11,679,000	03/20/24	Semi-Annual	23,264	—	(5,275)	(28,539)
1.56% Fixed	6 Mo. GBP LIBOR	GBP	10,760,000	03/15/28	Semi-Annual	—	—	142,350	142,350
1.65% Fixed	6 Mo. GBP LIBOR	GBP	5,395,000	03/20/29	Semi-Annual	7,202	—	(13,403)	(20,605)
1.68% Fixed	6 Mo. GBP LIBOR	GBP	19,455,000	12/18/29	Semi-Annual	27,810	—	79,358	51,548
6 Mo. GBP LIBOR	1.34% Fixed	GBP	92,105,000	12/18/21	Semi-Annual	—	(62,362)	(100,599)	(38,237)
0.15% Fixed	6 Mo. JPY LIBOR	JPY	1,823,130,000	03/20/22	Semi-Annual	—	—	117,285	117,285
0.41% Fixed	6 Mo. JPY LIBOR	JPY	742,025,000	03/20/29	Semi-Annual	—	(8,371)	(22,412)	(14,041)
6 Mo. NOK EURIBOR	2.05% Fixed	NOK	259,035,000	03/20/24	Annual	—	(71,963)	3,288	75,251
2.70% Fixed	6 Mo. NOK NIBOR	NOK	125,440,000	09/20/28	Annual	—	—	(26,926)	(26,926)
6 Mo. NOK NIBOR	1.81% Fixed	NOK	166,100,000	09/18/22	Annual	—	—	(99,090)	(99,090)
6 Mo. NOK NIBOR	2.34% Fixed	NOK	61,401,000	03/20/29	Annual	—	(16,897)	(2,241)	14,656
6 Mo. NZD NZDBBR FRA	2.90% Fixed	NZD	709,442,000	09/16/22	Semi-Annual	2,275,107	—	4,489,574	2,214,467
2.42% Fixed	6 Mo. USD LIBOR	USD	19,099,000	09/18/22	Semi-Annual	—	—	414,455	414,455
2.64% Fixed	6 Mo. USD LIBOR	USD	13,600,000	03/16/27	Semi-Annual	—	—	346,261	346,261
3.04% Fixed	6 Mo. USD LIBOR	USD	16,063,000	03/20/24	Semi-Annual	28,086	—	100,242	72,156
3.09% Fixed	6 Mo. USD LIBOR	USD	7,685,000	03/20/29	Semi-Annual	12,697	—	104,613	91,916
3.12% Fixed	6 Mo. USD LIBOR	USD	48,475,000	06/19/29	Semi-Annual	—	(259,193)	601,079	860,272
3.18% Fixed	6 Mo. USD LIBOR	USD	48,620,000	06/19/29	Semi-Annual	—	—	328,265	328,265
3.21% Fixed	6 Mo. USD LIBOR	USD	48,620,000	06/19/29	Semi-Annual	—	—	208,923	208,923
6 Mo. USD LIBOR	3.12% Fixed	USD	216,075,000	06/19/21	Semi-Annual	—	—	(324,136)	(324,136)
6 Mo. USD LIBOR	3.08% Fixed	USD	216,070,000	06/19/21	Semi-Annual	—	—	(496,609)	(496,609)
6 Mo. USD LIBOR	3.03% Fixed	USD	215,925,000	06/19/21	Semi-Annual	173,369	—	(712,244)	(885,613)
6 Mo. USD LIBOR	2.93% Fixed	USD	755,580,000	09/16/22	Semi-Annual	—	(2,770,295)	(3,394,413)	(624,118)
6 Mo. USD LIBOR	3.03% Fixed	USD	23,925,000	11/15/43	Semi-Annual	70,440	—	(1,092,310)	(1,162,750)
6 Mo. USD LIBOR	3.02% Fixed	USD	24,505,000	02/15/44	Semi-Annual	—	(171,128)	(1,254,202)	(1,083,074)
6M NZD NZDBB	2.43% Fixed	NZD	47,376,000	03/20/24	Semi-Annual	—	(71,097)	26,632	97,729
6M NZD NZDBB	2.94% Fixed	NZD	11,439,000	03/20/29	Semi-Annual	—	(10,050)	26,148	36,198

Total						$5,272,397	$(3,517,229)	$4,693,827	$2,938,659

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,403,000	AUD	985,975	USD	JPM	11/05/18	$7,620	$—
1,403,000	AUD	991,096	USD	JPM	11/05/18	2,499	—
1,411,000	AUD	998,409	USD	JPM	11/05/18	851	—
1,621,000	AUD	1,150,294	USD	JPM	11/05/18	—	(2,313)

The accompanying notes are an integral part of these financial statements.

183

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,679,000	AUD	1,899,762	USD	JPM	11/05/18	$—	$(2,513)
1,000,000	AUD	715,922	USD	CBK	11/05/18	—	(7,729)
1,746,000	AUD	1,249,651	USD	JPM	11/05/18	—	(13,146)
1,375,000	AUD	987,093	USD	CBK	11/05/18	—	(13,328)
1,375,000	AUD	993,439	USD	JPM	11/05/18	—	(19,674)
1,621,000	AUD	1,170,774	USD	JPM	11/05/18	—	(22,793)
1,746,000	AUD	1,262,285	USD	JPM	11/05/18	—	(25,780)
3,700,000	AUD	2,670,734	USD	CBK	11/05/18	—	(50,420)
16,390,000	AUD	11,832,613	USD	CBK	11/05/18	—	(225,330)
566,309,000	AUD	402,305,914	USD	BOA	11/05/18	—	(1,249,869)
11,307,000	AUD	8,035,037	USD	BOA	12/06/18	—	(24,818)
15,505,000	BRL	3,826,364	USD	SCB	11/05/18	337,090	—
5,935,000	BRL	1,578,457	USD	JPM	11/05/18	15,228	—
5,155,000	BRL	1,376,656	USD	SCB	11/05/18	7,581	—
3,395,000	BRL	913,003	USD	GSC	11/05/18	—	(1,366)
3,560,000	BRL	957,581	USD	BCLY	11/05/18	—	(1,638)
6,120,000	BRL	1,646,179	USD	MSC	11/05/18	—	(2,816)
25,454,000	BRL	6,846,706	USD	SCB	11/05/18	—	(11,714)
27,654,000	BRL	7,508,553	USD	JPM	11/05/18	—	(82,809)
2,200,000	BRL	591,302	USD	SCB	12/04/18	—	(2,087)
1,544,000	CAD	1,175,166	USD	JPM	11/05/18	—	(2,219)
1,419,000	CAD	1,082,750	USD	JPM	11/05/18	—	(4,763)
3,615,000	CAD	2,751,498	USD	CIBC	11/05/18	—	(5,253)
1,540,000	CAD	1,181,342	USD	JPM	11/05/18	—	(11,434)
1,537,000	CAD	1,179,497	USD	JPM	11/05/18	—	(11,868)
1,169,000	CAD	904,232	USD	JPM	11/05/18	—	(16,165)
1,753,000	CAD	1,348,487	USD	CBK	11/05/18	—	(16,767)
3,882,000	CAD	2,966,312	USD	JPM	11/05/18	—	(17,232)
1,169,000	CAD	907,845	USD	JPM	11/05/18	—	(19,778)
3,919,000	CAD	3,007,772	USD	JPM	11/05/18	—	(30,584)
4,865,000	CAD	3,728,912	USD	BMO	11/05/18	—	(33,067)
3,547,000	CAD	2,738,876	USD	JPM	11/05/18	—	(44,289)
2,325,000	CAD	1,815,758	USD	BCLY	11/05/18	—	(49,501)
2,537,000	CAD	1,977,127	USD	JPM	11/05/18	—	(49,818)
5,766,000	CAD	4,436,245	USD	RBC	11/05/18	—	(55,927)
3,460,000	CAD	2,697,915	USD	CBK	11/05/18	—	(69,420)
916,728,000	CAD	697,184,577	USD	BCLY	11/05/18	—	(764,191)
9,294,000	CAD	7,071,848	USD	BCLY	12/06/18	—	(7,015)
1,106,000	CHF	1,102,772	USD	CBK	11/05/18	—	(4,149)
1,078,000	CHF	1,082,911	USD	JPM	11/05/18	—	(12,101)
1,095,000	CHF	1,100,874	USD	JPM	11/05/18	—	(13,177)
1,935,000	CHF	1,939,331	USD	JPM	11/05/18	—	(17,236)
1,137,000	CHF	1,147,335	USD	JPM	11/05/18	—	(17,918)
1,916,000	CHF	1,931,946	USD	JPM	11/05/18	—	(28,725)
2,219,000	CHF	2,243,009	USD	JPM	11/05/18	—	(38,809)
4,742,000	CHF	4,792,203	USD	SSG	11/05/18	—	(81,830)
3,060,000	CHF	3,143,481	USD	JPM	11/05/18	—	(103,890)
11,055,000	CHF	11,111,334	USD	JPM	11/05/18	—	(130,066)
14,605,000	CHF	14,766,874	USD	JPM	11/05/18	—	(259,283)
21,566,000	CHF	21,835,914	USD	JPM	11/05/18	—	(413,748)
230,325,000	CHF	230,866,382	USD	JPM	11/05/18	—	(2,077,535)
1,187,700,000	CLP	1,713,087	USD	BNP	11/05/18	—	(6,572)
1,532,300,000	CLP	2,210,122	USD	CBK	11/05/18	—	(8,479)
1,057,900,000	CLP	1,567,259	USD	SCB	11/05/18	—	(47,244)
1,662,100,000	CLP	2,443,366	USD	JPM	11/05/18	—	(55,223)
155,200,000	CLP	225,362	USD	CBK	12/06/18	—	(2,266)
7,647,000	CNH	1,109,821	USD	GSC	12/19/18	—	(16,255)
29,264,000	CNH	4,240,660	USD	JPM	12/19/18	—	(55,734)
24,498,000	CNH	3,567,757	USD	GSC	12/19/18	—	(64,397)
2,123,550,000	COP	659,518	USD	CBK	11/02/18	21	—
1,372,750,000	COP	426,340	USD	DEUT	11/02/18	14	—
6,879,937,000	COP	2,160,106	USD	CBK	11/02/18	—	(23,311)
3,496,300,000	COP	1,134,058	USD	JPM	11/02/18	—	(48,165)
3,310,410,000	DKK	502,910,748	USD	MSC	11/05/18	—	(133,667)

The accompanying notes are an integral part of these financial statements.

184

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
863,000	EUR	987,865	USD	JPM	11/05/18	$—	$(10,012)
841,000	EUR	966,915	USD	CBK	11/05/18	—	(13,990)
1,151,000	EUR	1,318,747	USD	JPM	11/05/18	—	(14,565)
841,000	EUR	970,137	USD	JPM	11/05/18	—	(17,212)
1,023,000	EUR	1,176,787	USD	JPM	11/05/18	—	(17,640)
612,000	EUR	711,633	USD	JPM	11/05/18	—	(18,184)
1,151,000	EUR	1,323,246	USD	CBK	11/05/18	—	(19,064)
836,000	EUR	970,186	USD	JPM	11/05/18	—	(22,926)
1,335,000	EUR	1,535,959	USD	JPM	11/05/18	—	(23,289)
844,000	EUR	980,380	USD	JPM	11/05/18	—	(24,056)
836,000	EUR	972,305	USD	JPM	11/05/18	—	(25,045)
836,000	EUR	975,481	USD	JPM	11/05/18	—	(28,221)
841,000	EUR	983,048	USD	JPM	11/05/18	—	(30,123)
1,293,000	EUR	1,501,044	USD	CBK	11/05/18	—	(35,964)
7,891,000	EUR	8,979,051	USD	JPM	11/05/18	—	(37,869)
7,891,000	EUR	8,981,505	USD	JPM	11/05/18	—	(40,323)
7,891,000	EUR	8,982,014	USD	BOA	11/05/18	—	(40,833)
7,891,000	EUR	8,983,040	USD	BOA	11/05/18	—	(41,859)
7,891,000	EUR	8,983,198	USD	BOA	11/05/18	—	(42,016)
1,588,000	EUR	1,844,171	USD	DEUT	11/05/18	—	(44,831)
2,148,000	EUR	2,480,096	USD	JPM	11/05/18	—	(46,227)
2,361,000	EUR	2,726,802	USD	JPM	11/05/18	—	(51,586)
7,889,000	EUR	8,991,740	USD	CBK	11/05/18	—	(52,825)
11,827,000	EUR	13,495,600	USD	CBK	11/05/18	—	(94,592)
7,891,000	EUR	9,071,928	USD	JPM	11/05/18	—	(130,746)
7,891,000	EUR	9,072,709	USD	JPM	11/05/18	—	(131,527)
7,891,000	EUR	9,073,506	USD	JPM	11/05/18	—	(132,324)
15,783,000	EUR	18,037,270	USD	JPM	11/05/18	—	(153,774)
19,716,000	EUR	22,493,748	USD	CBK	11/05/18	—	(153,824)
9,698,000	EUR	11,146,018	USD	JPM	11/05/18	—	(157,350)
7,968,000	EUR	9,221,669	USD	HSBC	11/05/18	—	(193,240)
12,468,000	EUR	14,321,742	USD	SSG	11/05/18	—	(194,426)
14,441,000	EUR	16,599,392	USD	BNP	11/05/18	—	(236,497)
14,479,000	EUR	16,660,725	USD	MSC	11/05/18	—	(254,773)
154,097,000	EUR	174,869,276	USD	BCLY	11/05/18	—	(264,123)
19,704,000	EUR	22,828,148	USD	JPM	11/05/18	—	(501,822)
24,442,000	EUR	28,401,580	USD	MSC	11/05/18	—	(706,692)
189,595,000	EUR	216,210,346	USD	BOA	11/05/18	—	(1,382,907)
1,037,000	EUR	1,178,922	USD	SSG	11/30/18	—	(1,553)
13,517,000	EUR	15,426,656	USD	SSG	12/06/18	—	(69,503)
98,840,000	EUR	112,431,192	USD	BCLY	12/06/18	—	(135,488)
893,000	GBP	1,135,072	USD	JPM	11/05/18	6,597	—
5,526,000	GBP	7,058,360	USD	BOA	11/05/18	6,435	—
1,474,000	GBP	1,882,624	USD	JPM	11/05/18	1,833	—
1,497,000	GBP	1,916,489	USD	JPM	11/05/18	—	(2,628)
776,000	GBP	995,935	USD	JPM	11/05/18	—	(3,847)
776,000	GBP	997,124	USD	JPM	11/05/18	—	(5,036)
755,000	GBP	975,120	USD	JPM	11/05/18	—	(9,880)
776,000	GBP	1,001,971	USD	JPM	11/05/18	—	(9,883)
1,561,000	GBP	2,006,475	USD	MSC	11/05/18	—	(10,792)
682,000	GBP	882,803	USD	CBK	11/05/18	—	(10,890)
546,000	GBP	709,379	USD	CBK	11/05/18	—	(11,337)
687,000	GBP	893,237	USD	JPM	11/05/18	—	(14,932)
749,000	GBP	972,900	USD	CBK	11/05/18	—	(15,330)
749,000	GBP	975,686	USD	JPM	11/05/18	—	(18,116)
755,000	GBP	983,918	USD	JPM	11/05/18	—	(18,677)
756,000	GBP	985,451	USD	JPM	11/05/18	—	(18,932)
756,000	GBP	988,417	USD	JPM	11/05/18	—	(21,898)
756,000	GBP	991,259	USD	JPM	11/05/18	—	(24,740)
755,000	GBP	991,196	USD	JPM	11/05/18	—	(25,955)
1,100,000	GBP	1,439,596	USD	JPM	11/05/18	—	(33,285)
6,921,000	GBP	8,984,012	USD	BCLY	11/05/18	—	(135,758)
10,362,000	GBP	13,406,387	USD	JPM	11/05/18	—	(158,937)
17,283,000	GBP	22,325,021	USD	JPM	11/05/18	—	(229,318)

The accompanying notes are an integral part of these financial statements.

185

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,914,000	GBP	9,074,710	USD	BCLY	11/05/18	$—	$(235,406)
17,283,000	GBP	22,435,700	USD	BCLY	11/05/18	—	(339,997)
10,371,000	GBP	13,621,448	USD	BCLY	11/05/18	—	(362,492)
17,285,000	GBP	22,461,316	USD	BCLY	11/05/18	—	(363,057)
1,179,000	GBP	1,512,356	USD	BMO	11/30/18	—	(3,354)
4,036,000	GBP	5,162,024	USD	BOA	12/06/18	5,733	—
1,522,000	GBP	1,950,006	USD	JPM	12/06/18	—	(1,214)
90,000	HUF	323	USD	DEUT	11/05/18	—	(9)
321,600,000	HUF	1,124,179	USD	JPM	11/05/18	—	(1,912)
320,100,000	HUF	1,129,909	USD	BCLY	11/05/18	—	(12,876)
380,200,000	HUF	1,354,856	USD	DEUT	11/05/18	—	(28,097)
329,810,000	HUF	1,189,324	USD	CBK	11/05/18	—	(38,408)
375,500,000	HUF	1,352,510	USD	CBK	11/05/18	—	(42,152)
89,396,000,000	IDR	5,876,676	USD	CBK	11/05/18	359	—
4,090,000	ILS	1,132,023	USD	HSBC	11/05/18	—	(32,020)
4,905,000	ILS	1,352,544	USD	HSBC	11/05/18	—	(33,347)
5,750,000	ILS	1,588,420	USD	HSBC	11/05/18	—	(41,961)
7,845,000	ILS	2,165,661	USD	MSC	11/05/18	—	(55,753)
134,680,000	INR	1,828,649	USD	MSC	11/05/18	—	(8,438)
990,327,000	INR	13,437,273	USD	DEUT	11/05/18	—	(52,925)
308,620,000	INR	4,240,101	USD	MSC	11/05/18	—	(69,077)
68,597,197,000	JPY	603,463,432	USD	ANZ	11/05/18	4,688,927	—
4,945,700,000	JPY	43,713,253	USD	JPM	11/05/18	133,132	—
1,509,195,000	JPY	13,263,192	USD	BCLY	11/05/18	116,662	—
3,956,560,000	JPY	35,027,243	USD	JPM	11/05/18	49,865	—
1,978,280,000	JPY	17,490,047	USD	MSC	11/05/18	48,507	—
989,140,000	JPY	8,722,898	USD	JPM	11/05/18	46,379	—
989,140,000	JPY	8,728,040	USD	HSBC	11/05/18	41,237	—
281,200,000	JPY	2,474,537	USD	CBK	11/05/18	18,458	—
205,600,000	JPY	1,806,554	USD	CBK	11/05/18	16,205	—
2,571,663,000	JPY	22,784,796	USD	JPM	11/05/18	14,429	—
138,075,000	JPY	1,210,335	USD	JPM	11/05/18	13,777	—
261,204,000	JPY	2,302,777	USD	JPM	11/05/18	12,942	—
225,203,000	JPY	1,986,079	USD	JPM	11/05/18	10,471	—
303,645,000	JPY	2,684,546	USD	BOA	11/05/18	7,436	—
128,213,000	JPY	1,129,437	USD	CBK	11/05/18	7,243	—
112,602,000	JPY	991,404	USD	JPM	11/05/18	6,875	—
83,984,000	JPY	740,357	USD	JPM	11/05/18	4,208	—
122,508,000	JPY	1,086,085	USD	CBK	11/05/18	17	—
132,444,000	JPY	1,175,219	USD	JPM	11/05/18	—	(1,029)
122,256,000	JPY	1,085,292	USD	JPM	11/05/18	—	(1,425)
2,571,663,000	JPY	22,800,998	USD	JPM	11/05/18	—	(1,773)
122,508,000	JPY	1,089,902	USD	JPM	11/05/18	—	(3,800)
173,196,000	JPY	1,540,085	USD	JPM	11/05/18	—	(4,606)
219,500,000	JPY	1,951,576	USD	CSFB	11/05/18	—	(5,586)
224,598,000	JPY	2,002,559	USD	JPM	11/05/18	—	(11,373)
258,800,000	JPY	2,314,637	USD	CSFB	11/05/18	—	(20,231)
511,673,000	JPY	4,566,108	USD	JPM	11/05/18	—	(29,842)
869,843,000	JPY	7,759,721	USD	JPM	11/05/18	—	(48,078)
1,176,847,000	JPY	10,500,137	USD	JPM	11/05/18	—	(66,733)
2,560,563,000	JPY	22,774,285	USD	HSBC	11/05/18	—	(73,468)
2,560,563,000	JPY	22,786,790	USD	BOA	11/05/18	—	(85,973)
1,205,900,000	JPY	10,812,237	USD	BCLY	11/05/18	—	(121,261)
5,121,125,000	JPY	45,578,641	USD	JPM	11/05/18	—	(177,016)
12,912,400,000	JPY	115,153,364	USD	DEUT	11/05/18	—	(677,745)
71,129,341,000	JPY	629,622,550	USD	RBC	12/06/18	2,579,983	—
153,135,000	JPY	1,355,692	USD	JPM	12/06/18	5,383	—
61,254,000	JPY	542,606	USD	JPM	12/06/18	1,824	—
30,484,004,000	JPY	271,041,202	USD	MSC	12/06/18	—	(97,253)
84,006,554,000	KRW	73,573,791	USD	CBK	11/05/18	154,974	—
1,023,240,000	KRW	901,057	USD	UBS	11/05/18	—	(3,005)
1,298,730,000	KRW	1,148,607	USD	MSC	11/05/18	—	(8,770)
1,752,980,000	KRW	1,577,783	USD	BCLY	11/05/18	—	(39,271)
1,735,520,000	KRW	1,563,954	USD	BCLY	11/05/18	—	(40,767)

The accompanying notes are an integral part of these financial statements.

186

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
257,429,259,000	KRW	226,231,882	USD	DEUT	11/05/18	$—	$(297,830)
8,888,000	MXN	469,263	USD	RBC	11/05/18	—	(32,115)
17,880,000	MXN	915,950	USD	BNP	11/05/18	—	(36,540)
716,018,000	MXN	35,271,823	USD	GSC	11/05/18	—	(55,204)
30,710,000	MXN	1,586,195	USD	BNP	11/05/18	—	(75,755)
21,420,000	MXN	1,138,302	USD	BNP	11/05/18	—	(84,781)
25,160,000	MXN	1,335,160	USD	BNP	11/05/18	—	(97,691)
127,922,000	MXN	6,515,160	USD	BNP	11/05/18	—	(223,446)
127,922,000	MXN	6,533,449	USD	CBK	11/05/18	—	(241,736)
127,922,000	MXN	6,616,222	USD	GSC	11/05/18	—	(324,508)
127,922,000	MXN	6,663,342	USD	BNP	11/05/18	—	(371,629)
127,922,000	MXN	6,681,745	USD	CBK	11/05/18	—	(390,031)
68,479,000	MXN	3,345,056	USD	UBS	12/06/18	5,751	—
136,960,000	MXN	6,697,041	USD	HSBC	12/06/18	4,671	—
68,480,000	MXN	3,346,364	USD	GSC	12/06/18	4,491	—
35,258,000	MXN	1,727,927	USD	GSC	12/06/18	—	(2,686)
273,919,000	MXN	13,443,415	USD	JPM	12/06/18	—	(40,041)
127,922,000	MXN	6,414,693	USD	SSG	12/06/18	—	(155,228)
1,201,387,000	NOK	142,487,932	USD	CBK	11/05/18	57,965	—
8,208,000	NOK	977,649	USD	JPM	11/05/18	—	(3,761)
8,912,000	NOK	1,064,565	USD	JPM	11/05/18	—	(7,147)
8,208,000	NOK	982,958	USD	CBK	11/05/18	—	(9,069)
3,731,000	NOK	454,394	USD	JPM	11/05/18	—	(11,706)
8,208,000	NOK	986,862	USD	JPM	11/05/18	—	(12,974)
7,329,000	NOK	885,539	USD	JPM	11/05/18	—	(15,945)
8,176,000	NOK	987,179	USD	JPM	11/05/18	—	(17,088)
14,910,000	NOK	1,791,601	USD	JPM	11/05/18	—	(22,513)
7,329,000	NOK	892,168	USD	JPM	11/05/18	—	(22,574)
8,176,000	NOK	996,100	USD	JPM	11/05/18	—	(26,009)
7,350,000	NOK	898,309	USD	CBK	11/05/18	—	(26,223)
12,690,000	NOK	1,534,257	USD	JPM	11/05/18	—	(28,575)
20,053,000	NOK	2,409,518	USD	JPM	11/05/18	—	(30,207)
9,300,000	NOK	1,133,824	USD	JPM	11/05/18	—	(30,368)
9,702,000	NOK	1,185,022	USD	JPM	11/05/18	—	(33,869)
11,140,000	NOK	1,358,821	USD	JPM	11/05/18	—	(37,047)
13,369,000	NOK	1,637,490	USD	JPM	11/05/18	—	(51,243)
33,322,000	NOK	3,957,000	USD	CBK	12/06/18	2,247	—
16,209,000	NOK	1,923,820	USD	JPM	12/06/18	2,098	—
8,208,000	NOK	975,627	USD	BCLY	12/06/18	—	(370)
8,912,000	NOK	1,060,558	USD	CBK	12/06/18	—	(1,654)
7,730,000	NOK	924,942	USD	BCLY	12/06/18	—	(6,480)
297,927,000	NZD	194,248,404	USD	MSC	11/05/18	176,580	—
16,842,000	NZD	10,952,203	USD	BNP	11/05/18	38,763	—
14,982,000	NZD	9,746,889	USD	BNP	11/05/18	30,255	—
14,963,000	NZD	9,735,525	USD	BNP	11/05/18	29,220	—
4,056,000	NZD	2,624,796	USD	JPM	11/05/18	22,120	—
1,534,000	NZD	993,695	USD	JPM	11/05/18	7,383	—
1,541,000	NZD	998,554	USD	JPM	11/05/18	7,091	—
1,529,000	NZD	997,041	USD	JPM	11/05/18	773	—
1,683,000	NZD	1,117,085	USD	CBK	11/05/18	—	(18,771)
1,682,000	NZD	1,116,957	USD	ANZ	11/05/18	—	(19,296)
53,894,000	NZD	35,194,560	USD	RBS	11/05/18	—	(23,730)
4,039,000	NZD	2,673,475	USD	MSC	11/05/18	—	(37,653)
19,380,000	PEN	5,766,999	USD	CBK	11/05/18	—	(20,094)
8,965,000	PEN	2,713,821	USD	BNP	11/05/18	—	(55,359)
31,220,000	PEN	9,319,403	USD	BCLY	11/05/18	—	(61,489)
3,320,000	PLN	892,089	USD	CBK	11/05/18	—	(26,782)
6,560,000	PLN	1,779,804	USD	CBK	11/05/18	—	(70,039)
9,310,000	PLN	2,502,000	USD	JPM	11/05/18	—	(75,490)
14,545,000	PLN	3,891,556	USD	JPM	11/05/18	—	(100,622)
141,890,000	PLN	38,457,525	USD	HSBC	11/05/18	—	(1,476,049)
301,678,000	RUB	4,568,823	USD	BCLY	11/02/18	9,684	—
132,660,000	RUB	2,011,066	USD	JPM	11/02/18	2,288	—
73,810,000	RUB	1,118,164	USD	MSC	11/02/18	2,036	—

The accompanying notes are an integral part of these financial statements.

187

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
446,018,000	RUB	6,768,103	USD	BOA	11/02/18	$1,024	$—
446,018,000	RUB	6,769,644	USD	CBK	11/02/18	—	(517)
44,752,000	RUB	681,260	USD	BCLY	11/02/18	—	(2,068)
446,018,000	RUB	6,773,242	USD	CBK	11/02/18	—	(4,116)
90,180,000	RUB	1,373,857	USD	CBK	11/02/18	—	(5,213)
446,018,000	RUB	6,794,912	USD	CBK	11/02/18	—	(25,785)
446,018,000	RUB	6,808,396	USD	BCLY	11/02/18	—	(39,269)
10,480,000	SEK	1,145,112	USD	BCLY	11/05/18	541	—
9,899,000	SEK	1,087,748	USD	JPM	11/05/18	—	(5,609)
8,896,000	SEK	978,650	USD	JPM	11/05/18	—	(6,157)
14,725,000	SEK	1,617,469	USD	JPM	11/05/18	—	(7,760)
8,818,000	SEK	972,174	USD	JPM	11/05/18	—	(8,208)
8,896,000	SEK	982,542	USD	JPM	11/05/18	—	(10,049)
8,896,000	SEK	984,564	USD	JPM	11/05/18	—	(12,071)
8,998,000	SEK	996,048	USD	JPM	11/05/18	—	(12,404)
8,818,000	SEK	978,749	USD	JPM	11/05/18	—	(14,782)
8,230,000	SEK	915,559	USD	DEUT	11/05/18	—	(15,871)
8,998,000	SEK	999,709	USD	JPM	11/05/18	—	(16,066)
8,818,000	SEK	983,204	USD	JPM	11/05/18	—	(19,238)
8,818,000	SEK	987,677	USD	JPM	11/05/18	—	(23,711)
8,016,000	SEK	902,241	USD	BCLY	11/05/18	—	(25,948)
17,324,000	SEK	1,920,994	USD	JPM	11/05/18	—	(27,168)
9,796,000	SEK	1,098,339	USD	JPM	11/05/18	—	(27,459)
8,818,000	SEK	993,280	USD	JPM	11/05/18	—	(29,314)
8,681,000	SEK	978,478	USD	JPM	11/05/18	—	(29,488)
8,818,000	SEK	993,744	USD	JPM	11/05/18	—	(29,778)
9,620,000	SEK	1,083,813	USD	JPM	11/05/18	—	(32,174)
20,310,000	SEK	2,252,878	USD	JPM	11/05/18	—	(32,629)
8,818,000	SEK	997,277	USD	JPM	11/05/18	—	(33,311)
13,320,000	SEK	1,490,221	USD	BCLY	11/05/18	—	(34,105)
9,796,000	SEK	1,105,235	USD	JPM	11/05/18	—	(34,356)
10,421,000	SEK	1,173,648	USD	CBK	11/05/18	—	(34,445)
14,995,000	SEK	1,681,340	USD	JPM	11/05/18	—	(42,116)
13,309,000	SEK	1,452,829	USD	CBK	12/06/18	6,230	—
1,855,000	SGD	1,348,689	USD	CBK	11/05/18	—	(9,352)
1,225,000	SGD	896,363	USD	BCLY	11/05/18	—	(11,895)
1,595,000	SGD	1,154,133	USD	MSC	12/06/18	—	(1,759)
295,682,000	THB	8,882,007	USD	JPM	11/05/18	38,280	—
295,682,000	THB	8,884,942	USD	MSC	11/05/18	35,344	—
50,870,000	THB	1,579,642	USD	JPM	11/05/18	—	(44,970)
116,250,000	THB	3,594,342	USD	JPM	11/05/18	—	(87,252)
223,720,000	THB	6,885,599	USD	JPM	11/05/18	—	(136,299)
215,860,000	THB	6,654,438	USD	JPM	11/05/18	—	(142,263)
44,180,000	TRY	7,712,046	USD	MSC	11/08/18	153,455	—
5,185,000	TRY	916,130	USD	GSC	11/08/18	6,972	—
38,369,000	TRY	6,824,795	USD	BCLY	11/08/18	6,156	—
2,317,000	TRY	413,086	USD	MSC	11/08/18	—	(583)
19,185,000	TRY	3,468,820	USD	MSC	11/08/18	—	(53,255)
19,185,000	TRY	3,479,199	USD	BCLY	11/08/18	—	(63,634)
339,545,000	TWD	10,968,987	USD	BCLY	11/05/18	7,979	—
55,476,000	TWD	1,824,568	USD	JPM	11/05/18	—	(31,115)
55,476,000	TWD	1,825,769	USD	JPM	11/05/18	—	(32,316)
75,380,000	TWD	2,482,055	USD	SCB	11/05/18	—	(45,136)
94,371,176	USD	130,602,000	AUD	BCLY	11/05/18	1,879,760	—
94,287,660	USD	130,603,000	AUD	CBK	11/05/18	1,795,536	—
94,276,429	USD	130,603,000	AUD	GSC	11/05/18	1,784,304	—
94,207,340	USD	130,603,000	AUD	BOA	11/05/18	1,715,215	—
1,346,961	USD	1,865,000	AUD	JPM	11/05/18	26,181	—
13,707,596	USD	19,320,000	AUD	CBK	11/05/18	25,308	—
8,032,493	USD	11,307,000	AUD	BOA	11/05/18	24,955	—
3,019,100	USD	4,232,000	AUD	JPM	11/05/18	22,028	—
991,753	USD	1,372,000	AUD	JPM	11/05/18	20,112	—
990,761	USD	1,372,000	AUD	JPM	11/05/18	19,120	—
900,753	USD	1,247,000	AUD	BCLY	11/05/18	17,636	—

The accompanying notes are an integral part of these financial statements.

188

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,093,730	USD	1,531,000	AUD	JPM	11/05/18	$9,486	$—
1,146,132	USD	1,605,000	AUD	RBC	11/05/18	9,482	—
1,090,052	USD	1,531,000	AUD	CBK	11/05/18	5,809	—
456,033	USD	638,000	AUD	JPM	11/05/18	4,206	—
975,066	USD	1,371,000	AUD	JPM	11/05/18	4,134	—
998,285	USD	1,404,000	AUD	JPM	11/05/18	3,982	—
1,926,417	USD	2,715,000	AUD	JPM	11/05/18	3,674	—
997,510	USD	1,404,000	AUD	CBK	11/05/18	3,207	—
1,989,735	USD	2,806,000	AUD	JPM	11/05/18	2,545	—
1,100,754	USD	1,552,000	AUD	JPM	11/05/18	1,639	—
995,937	USD	1,404,000	AUD	JPM	11/05/18	1,634	—
1,838,739	USD	2,595,000	AUD	ANZ	11/05/18	978	—
1,327,946	USD	1,875,000	AUD	JPM	11/05/18	84	—
967,899	USD	1,371,000	AUD	JPM	11/05/18	—	(3,034)
1,324,631	USD	1,875,000	AUD	CBK	11/05/18	—	(3,231)
1,176,960	USD	1,667,000	AUD	JPM	11/05/18	—	(3,597)
9,400,080	USD	13,309,000	AUD	UBS	11/05/18	—	(25,260)
46,799,823	USD	66,401,000	AUD	MSC	11/30/18	—	(237,324)
402,433,333	USD	566,309,000	AUD	BOA	12/06/18	1,243,000	—
1,162,484	USD	1,635,000	AUD	MSC	12/06/18	4,201	—
7,061,337	USD	25,454,000	BRL	SCB	11/05/18	226,344	—
9,034,887	USD	33,589,000	BRL	JPM	11/05/18	15,458	—
6,846,706	USD	25,454,000	BRL	JPM	11/05/18	11,714	—
2,188,181	USD	8,135,000	BRL	JPM	11/05/18	3,744	—
908,442	USD	3,370,000	BRL	GSC	11/05/18	3,518	—
408,855	USD	1,520,000	BRL	SCB	11/05/18	699	—
6,725	USD	25,000	BRL	GSC	11/05/18	12	—
1,625,498	USD	6,120,000	BRL	MSC	11/05/18	—	(17,865)
921,564	USD	3,560,000	BRL	BCLY	11/05/18	—	(34,379)
1,589,552	USD	6,470,000	BRL	SCB	11/05/18	—	(147,794)
3,190,512	USD	12,670,000	BRL	SCB	11/05/18	—	(211,679)
6,908,963	USD	25,454,000	BRL	SCB	12/04/18	91,736	—
7,489,336	USD	27,654,000	BRL	JPM	12/04/18	82,894	—
664,318,006	USD	863,446,000	CAD	RBC	11/05/18	8,374,917	—
39,564,411	USD	51,980,000	CAD	JPM	11/05/18	76,219	—
10,999,913	USD	14,387,000	CAD	BNP	11/05/18	70,390	—
3,165,020	USD	4,089,000	CAD	JPM	11/05/18	58,686	—
1,529,079	USD	1,961,000	CAD	CBK	11/05/18	39,346	—
978,317	USD	1,269,000	CAD	JPM	11/05/18	14,282	—
1,004,878	USD	1,306,000	CAD	JPM	11/05/18	12,735	—
975,686	USD	1,269,000	CAD	JPM	11/05/18	11,652	—
998,192	USD	1,300,000	CAD	JPM	11/05/18	10,607	—
999,457	USD	1,302,000	CAD	JPM	11/05/18	10,353	—
973,944	USD	1,269,000	CAD	JPM	11/05/18	9,909	—
905,534	USD	1,180,000	CAD	BNP	11/05/18	9,111	—
7,068,218	USD	9,294,000	CAD	BCLY	11/05/18	7,748	—
989,115	USD	1,294,000	CAD	JPM	11/05/18	6,089	—
988,848	USD	1,294,000	CAD	JPM	11/05/18	5,822	—
994,703	USD	1,302,000	CAD	JPM	11/05/18	5,599	—
986,699	USD	1,294,000	CAD	JPM	11/05/18	3,673	—
1,171,478	USD	1,539,000	CAD	JPM	11/05/18	2,330	—
697,542,658	USD	916,728,000	CAD	BCLY	12/06/18	691,959	—
1,936,400	USD	2,542,000	CAD	JPM	12/06/18	4,099	—
67,039,334	USD	86,935,000	CAD	HSBC	12/13/18	942,807	—
66,267,763	USD	85,810,000	CAD	HSBC	03/01/19	936,738	—
22,550,619	USD	22,473,000	CHF	CBK	11/05/18	227,503	—
11,141,663	USD	11,054,000	CHF	JPM	11/05/18	161,387	—
13,521,877	USD	13,481,000	CHF	CBK	11/05/18	130,788	—
9,014,152	USD	8,992,000	CHF	CBK	11/05/18	82,124	—
989,527	USD	962,000	CHF	JPM	11/05/18	33,943	—
991,422	USD	987,000	CHF	JPM	11/05/18	11,005	—
1,007,184	USD	1,004,000	CHF	JPM	11/05/18	9,881	—
1,003,870	USD	1,004,000	CHF	JPM	11/05/18	6,566	—
1,003,737	USD	1,004,000	CHF	JPM	11/05/18	6,433	—

The accompanying notes are an integral part of these financial statements.

189

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,800,432	USD	1,187,700,000	CLP	BNP	11/05/18	$93,917	$—
917,847	USD	606,100,000	CLP	CBK	11/05/18	46,988	—
1,126,781	USD	771,000,000	CLP	CBK	11/05/18	18,991	—
2,397,340	USD	1,662,100,000	CLP	JPM	11/05/18	9,197	—
1,525,869	USD	1,057,900,000	CLP	SCB	11/05/18	5,854	—
225,221	USD	155,200,000	CLP	CBK	11/05/18	2,226	—
12,469,379	USD	86,126,000	CNH	MSC	12/19/18	152,850	—
4,905,577	USD	34,237,000	CNH	JPM	12/19/18	9,482	—
613,642	USD	4,275,000	CNH	JPM	12/19/18	2,292	—
1,601,203	USD	4,774,787,000	COP	CBK	11/02/18	118,233	—
1,381,251	USD	4,228,700,000	COP	CBK	11/02/18	67,887	—
448,905	USD	1,372,750,000	COP	DEUT	11/02/18	22,551	—
1,085,858	USD	3,496,300,000	COP	JPM	11/02/18	—	(35)
2,156,923	USD	6,879,937,000	COP	CBK	12/06/18	23,494	—
381,178,816	USD	2,437,953,000	DKK	MSC	11/05/18	10,908,398	—
33,722,971	USD	216,746,000	DKK	SSG	11/05/18	804,112	—
33,599,871	USD	216,471,000	DKK	HSBC	11/05/18	722,778	—
67,199,714	USD	439,240,000	DKK	MSC	11/05/18	489,003	—
195,393,745	USD	1,231,430,000	DKK	GSC	11/15/18	8,208,048	—
504,182,214	USD	3,310,410,000	DKK	MSC	12/06/18	—	(39,626)
35,636,499	USD	232,469,000	DKK	HSBC	01/31/19	19,001	—
178,410,446	USD	153,622,000	EUR	CBK	11/05/18	4,343,510	—
178,388,103	USD	153,623,000	EUR	SSG	11/05/18	4,320,034	—
44,475,107	USD	38,127,000	EUR	JPM	11/05/18	1,273,938	—
38,521,429	USD	33,151,000	EUR	MSC	11/05/18	958,495	—
17,801,730	USD	15,251,000	EUR	MSC	11/05/18	521,035	—
21,940,813	USD	18,985,000	EUR	JPM	11/05/18	429,175	—
20,213,234	USD	17,505,000	EUR	JPM	11/05/18	378,563	—
14,839,022	USD	12,857,000	EUR	JPM	11/05/18	270,936	—
14,454,433	USD	12,538,000	EUR	JPM	11/05/18	247,801	—
10,496,530	USD	9,067,000	EUR	JPM	11/05/18	222,840	—
11,181,164	USD	9,698,000	EUR	JPM	11/05/18	192,496	—
7,773,094	USD	6,702,000	EUR	JPM	11/05/18	179,151	—
9,000,989	USD	7,788,000	EUR	JPM	11/05/18	176,515	—
112,163,632	USD	98,840,000	EUR	BCLY	11/05/18	169,413	—
4,562,116	USD	3,942,000	EUR	JPM	11/05/18	95,491	—
3,137,267	USD	2,686,000	EUR	JPM	11/05/18	93,798	—
4,816,100	USD	4,175,000	EUR	SSG	11/05/18	85,466	—
5,030,703	USD	4,378,000	EUR	JPM	11/05/18	70,052	—
23,058,164	USD	20,296,000	EUR	JPM	11/05/18	61,051	—
23,054,632	USD	20,296,000	EUR	JPM	11/05/18	57,519	—
2,655,000	USD	2,302,000	EUR	JPM	11/05/18	46,636	—
2,253,549	USD	1,953,000	EUR	JPM	11/05/18	40,632	—
1,117,206	USD	953,000	EUR	DEUT	11/05/18	37,375	—
1,570,482	USD	1,358,000	EUR	CBK	11/05/18	31,752	—
1,150,443	USD	998,000	EUR	JPM	11/05/18	19,623	—
1,084,577	USD	942,000	EUR	JPM	11/05/18	17,210	—
6,381,446	USD	5,617,000	EUR	JPM	11/05/18	16,902	—
1,902,363	USD	1,672,000	EUR	JPM	11/05/18	7,843	—
984,655	USD	866,000	EUR	JPM	11/05/18	3,403	—
32,272,700	USD	28,387,627	EUR	SSG	11/30/18	42,515	—
175,286,416	USD	154,097,000	EUR	BCLY	12/06/18	211,233	—
230,918,033	USD	203,112,000	EUR	MSC	12/06/18	155,133	—
109,698,306	USD	83,854,000	GBP	BCLY	11/05/18	2,493,939	—
13,312,993	USD	10,206,000	GBP	BCLY	11/05/18	264,984	—
2,434,030	USD	1,841,000	GBP	JPM	11/05/18	80,377	—
1,966,826	USD	1,491,000	GBP	DEUT	11/05/18	60,635	—
1,931,652	USD	1,482,000	GBP	JPM	11/05/18	36,968	—
1,984,855	USD	1,524,000	GBP	JPM	11/05/18	36,475	—
1,171,136	USD	893,000	GBP	JPM	11/05/18	29,467	—
1,160,036	USD	886,000	GBP	CBK	11/05/18	27,317	—
1,102,923	USD	842,000	GBP	JPM	11/05/18	26,456	—
1,100,396	USD	842,000	GBP	JPM	11/05/18	23,929	—
1,104,496	USD	847,000	GBP	JPM	11/05/18	21,636	—

The accompanying notes are an integral part of these financial statements.

190

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,155,183	USD	4,036,000	GBP	BOA	11/05/18	$—	$(4,700)
4,141,984	USD	3,229,000	GBP	BMO	11/30/18	9,186	—
7,067,726	USD	5,526,000	GBP	BOA	12/06/18	—	(7,849)
1,171,311	USD	327,000,000	HUF	DEUT	11/05/18	30,200	—
1,364,693	USD	382,900,000	HUF	BCLY	11/05/18	28,511	—
894,835	USD	250,500,000	HUF	CBK	11/05/18	20,681	—
1,142,238	USD	321,600,000	HUF	BCLY	11/05/18	19,971	—
1,572,831	USD	445,300,000	HUF	CBK	11/05/18	18,897	—
1,126,403	USD	321,600,000	HUF	JPM	12/06/18	1,443	—
1,272,673	USD	19,043,000,000	IDR	MSC	11/05/18	20,756	—
4,621,038	USD	70,353,000,000	IDR	JPM	11/05/18	—	(4,080)
5,842,494	USD	89,396,000,000	IDR	CBK	12/06/18	—	(10,060)
2,007,620	USD	7,230,000	ILS	HSBC	11/05/18	63,115	—
1,560,520	USD	5,665,000	ILS	HSBC	11/05/18	36,922	—
2,051,911	USD	7,500,000	ILS	CBK	11/05/18	34,790	—
1,364,501	USD	4,950,000	ILS	HSBC	11/05/18	33,201	—
1,358,404	USD	4,940,000	ILS	CBK	11/05/18	29,794	—
1,374,432	USD	5,095,000	ILS	HSBC	11/05/18	4,135	—
18,481,060	USD	1,349,487,000	INR	DEUT	11/05/18	242,637	—
1,141,346	USD	84,140,000	INR	DEUT	11/05/18	4,187	—
13,387,501	USD	990,327,000	INR	DEUT	12/06/18	54,253	—
22,928,882	USD	2,557,343,000	JPY	JPM	11/05/18	256,611	—
36,548,754	USD	4,095,679,000	JPY	JPM	11/05/18	238,279	—
270,440,064	USD	30,484,004,000	JPY	MSC	11/05/18	182,389	—
13,768,109	USD	1,536,342,000	JPY	BCLY	11/05/18	147,582	—
9,186,574	USD	1,025,251,000	JPY	JPM	11/05/18	97,152	—
9,186,096	USD	1,025,251,000	JPY	JPM	11/05/18	96,675	—
9,127,349	USD	1,024,228,000	JPY	BCLY	11/05/18	46,997	—
22,720,755	USD	2,560,570,000	JPY	BCLY	11/05/18	19,876	—
1,002,756	USD	111,986,000	JPY	CBK	11/05/18	9,937	—
1,183,544	USD	132,467,000	JPY	JPM	11/05/18	9,150	—
1,544,789	USD	173,260,000	JPY	JPM	11/05/18	8,743	—
1,001,141	USD	112,068,000	JPY	JPM	11/05/18	7,596	—
968,630	USD	108,488,000	JPY	CBK	11/05/18	6,823	—
1,001,764	USD	112,299,000	JPY	JPM	11/05/18	6,171	—
1,541,714	USD	173,260,000	JPY	JPM	11/05/18	5,668	—
998,986	USD	112,068,000	JPY	JPM	11/05/18	5,440	—
997,724	USD	112,068,000	JPY	JPM	11/05/18	4,178	—
997,401	USD	112,299,000	JPY	JPM	11/05/18	1,808	—
904,206	USD	101,880,000	JPY	JPM	11/05/18	983	—
2,019,008	USD	227,800,000	JPY	HSBC	11/05/18	—	(566)
960,406	USD	108,488,000	JPY	CBK	11/05/18	—	(1,401)
959,511	USD	108,486,000	JPY	CBK	11/05/18	—	(2,277)
983,833	USD	111,337,000	JPY	JPM	11/05/18	—	(3,232)
903,540	USD	102,365,000	JPY	JPM	11/05/18	—	(3,983)
957,061	USD	108,486,000	JPY	JPM	11/05/18	—	(4,728)
901,628	USD	102,365,000	JPY	JPM	11/05/18	—	(5,895)
1,353,607	USD	153,600,000	JPY	SSG	11/05/18	—	(8,143)
1,122,587	USD	127,600,000	JPY	SSG	11/05/18	—	(8,658)
1,690,843	USD	192,309,000	JPY	JPM	11/05/18	—	(14,084)
628,240,072	USD	71,129,341,000	JPY	RBC	11/05/18	—	(2,361,154)
220,467,678	USD	244,948,409,000	KRW	BCLY	11/05/18	5,487,505	—
51,236,451	USD	56,877,584,000	KRW	HSBC	11/05/18	1,317,560	—
33,915,142	USD	38,144,360,000	KRW	BOA	11/05/18	437,557	—
5,136,051	USD	5,745,700,000	KRW	MSC	11/05/18	93,309	—
1,345,375	USD	1,530,230,000	KRW	MSC	11/05/18	2,362	—
226,381,092	USD	257,429,259,000	KRW	DEUT	12/06/18	246,587	—
13,520,584	USD	15,389,129,000	KRW	BOA	12/06/18	2,257	—
45,014,902	USD	852,598,000	MXN	RBC	11/05/18	3,080,735	—
6,643,844	USD	125,758,000	MXN	CBK	11/05/18	458,564	—
6,636,831	USD	125,758,000	MXN	CBK	11/05/18	451,552	—
6,575,680	USD	125,756,000	MXN	CSFB	11/05/18	390,499	—
6,560,283	USD	125,758,000	MXN	GSC	11/05/18	375,003	—
1,353,849	USD	25,790,000	MXN	BNP	11/05/18	85,394	—

The accompanying notes are an integral part of these financial statements.

191

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,342,497	USD	25,810,000	MXN	BNP	11/05/18	$73,058	$—
906,388	USD	17,200,000	MXN	DEUT	11/05/18	60,423	—
1,736,847	USD	35,258,000	MXN	GSC	11/05/18	2,718	—
2,038,574	USD	40,545,000	MXN	DEUT	12/06/18	54,631	—
35,090,665	USD	716,018,000	MXN	GSC	12/06/18	54,551	—
2,037,112	USD	40,545,000	MXN	BNP	12/06/18	53,169	—
1,128,795	USD	23,060,000	MXN	BNP	12/06/18	425	—
86,692,407	USD	706,153,000	NOK	CBK	11/05/18	2,906,572	—
25,241,134	USD	206,373,000	NOK	JPM	11/05/18	754,749	—
19,204,124	USD	157,480,000	NOK	BCLY	11/05/18	518,948	—
19,031,243	USD	156,539,000	NOK	CBK	11/05/18	457,718	—
1,977,062	USD	16,123,000	NOK	JPM	11/05/18	64,050	—
1,283,669	USD	10,410,000	NOK	JPM	11/05/18	48,511	—
1,190,693	USD	9,667,000	NOK	CBK	11/05/18	43,693	—
1,277,196	USD	10,410,000	NOK	JPM	11/05/18	42,038	—
1,544,433	USD	12,685,000	NOK	JPM	11/05/18	39,344	—
990,319	USD	8,061,000	NOK	JPM	11/05/18	33,872	—
1,179,645	USD	9,667,000	NOK	JPM	11/05/18	32,645	—
1,003,205	USD	8,180,000	NOK	JPM	11/05/18	32,639	—
911,926	USD	7,430,000	NOK	CBK	11/05/18	30,348	—
912,674	USD	7,470,000	NOK	JPM	11/05/18	26,350	—
974,382	USD	8,208,000	NOK	BCLY	11/05/18	494	—
3,952,084	USD	33,322,000	NOK	CBK	11/05/18	—	(1,608)
39,441,801	USD	330,557,000	NOK	UBS	12/06/18	165,739	—
142,665,174	USD	1,201,387,000	NOK	CBK	12/06/18	—	(81,010)
245,054,833	USD	370,221,000	NZD	MSC	11/05/18	3,451,313	—
3,682,354	USD	5,580,000	NZD	DEUT	11/05/18	40,886	—
2,748,305	USD	4,170,000	NZD	JPM	11/05/18	26,994	—
2,764,097	USD	4,202,000	NZD	JPM	11/05/18	21,902	—
1,570,113	USD	2,375,000	NZD	DEUT	11/05/18	20,205	—
1,185,988	USD	1,807,000	NZD	JPM	11/05/18	6,753	—
1,194,807	USD	1,821,000	NZD	JPM	11/05/18	6,436	—
1,921,316	USD	2,935,000	NZD	JPM	11/05/18	5,956	—
1,095,395	USD	1,673,000	NZD	JPM	11/05/18	3,607	—
1,092,101	USD	1,668,000	NZD	JPM	11/05/18	3,577	—
1,931,512	USD	2,957,000	NZD	JPM	11/05/18	1,796	—
1,149,424	USD	1,765,000	NZD	JPM	11/05/18	—	(2,402)
1,319,405	USD	2,036,000	NZD	JPM	11/05/18	—	(9,273)
3,490,312	USD	5,370,000	NZD	MSC	11/05/18	—	(14,111)
1,308,539	USD	2,028,000	NZD	CBK	11/05/18	—	(14,919)
1,312,479	USD	2,036,000	NZD	CBK	11/05/18	—	(16,200)
1,304,797	USD	2,028,000	NZD	JPM	11/05/18	—	(18,661)
194,306,798	USD	297,927,000	NZD	MSC	12/06/18	—	(177,511)
6,275,829	USD	20,805,000	PEN	BCLY	11/05/18	106,357	—
5,801,353	USD	19,380,000	PEN	CBK	11/05/18	54,448	—
3,099,241	USD	10,415,000	PEN	BCLY	11/05/18	10,799	—
2,667,758	USD	8,965,000	PEN	BNP	11/05/18	9,295	—
9,304,128	USD	31,220,000	PEN	BCLY	12/06/18	57,319	—
8,262,581	USD	30,485,000	PLN	HSBC	11/05/18	317,128	—
1,137,655	USD	4,255,000	PLN	CBK	11/05/18	28,654	—
898,879	USD	3,345,000	PLN	BCLY	11/05/18	27,056	—
6,841,067	USD	446,106,000	RUB	CBK	11/02/18	70,605	—
13,580,146	USD	891,944,000	RUB	CBK	11/02/18	43,289	—
3,818,459	USD	250,300,000	RUB	BOA	11/02/18	19,706	—
1,874,943	USD	122,940,000	RUB	JPM	11/02/18	9,107	—
2,046,639	USD	134,280,000	RUB	BOA	11/02/18	8,698	—
137,876	USD	9,064,000	RUB	MSC	11/02/18	314	—
2,031,927	USD	135,560,000	RUB	JPM	11/02/18	—	(25,440)
6,627,954	USD	441,488,000	RUB	BOA	11/02/18	—	(72,422)
6,617,522	USD	441,488,000	RUB	JPM	11/02/18	—	(82,853)
678,436	USD	44,752,000	RUB	BCLY	12/06/18	2,222	—
14,015,697	USD	123,968,000	SEK	MSC	11/05/18	463,759	—
2,689,324	USD	23,676,000	SEK	BOA	11/05/18	101,110	—
2,979,216	USD	26,689,000	SEK	JPM	11/05/18	61,627	—

The accompanying notes are an integral part of these financial statements.

192

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,346,700	USD	11,840,000	SEK	JPM	11/05/18	$52,374	$—
1,186,226	USD	10,421,000	SEK	JPM	11/05/18	47,022	—
1,667,633	USD	14,840,000	SEK	JPM	11/05/18	45,354	—
1,383,963	USD	12,367,000	SEK	JPM	11/05/18	32,026	—
1,566,042	USD	14,070,000	SEK	CBK	11/05/18	27,937	—
1,075,765	USD	9,620,000	SEK	JPM	11/05/18	24,125	—
1,246,678	USD	11,223,000	SEK	JPM	11/05/18	19,802	—
1,449,230	USD	13,309,000	SEK	CBK	11/05/18	—	(5,684)
1,946,100	USD	17,749,000	SEK	JPM	12/06/18	285	—
1,084,462	USD	9,893,000	SEK	CBK	12/06/18	—	(103)
541,072	USD	4,947,000	SEK	JPM	12/06/18	—	(1,265)
1,351,890	USD	12,368,000	SEK	JPM	12/06/18	—	(4,007)
183,811,279	USD	251,327,000	SGD	CBK	11/05/18	2,349,613	—
4,195,171	USD	5,792,000	SGD	GSC	11/05/18	13,265	—
1,121,361	USD	1,540,000	SGD	CBK	11/05/18	9,459	—
1,376,943	USD	1,905,000	SGD	CBK	11/05/18	1,505	—
1,579,630	USD	2,190,000	SGD	CBK	11/05/18	—	(1,582)
6,252,182	USD	204,140,000	THB	JPM	11/05/18	93,582	—
6,846,614	USD	225,320,000	THB	JPM	11/05/18	49,044	—
2,238,792	USD	73,440,000	THB	JPM	11/05/18	23,217	—
1,362,464	USD	44,620,000	THB	JPM	11/05/18	16,345	—
1,676,202	USD	55,080,000	THB	CBK	11/05/18	14,520	—
1,674,419	USD	55,080,000	THB	CBK	11/05/18	12,737	—
6,482,965	USD	214,544,000	THB	JPM	11/05/18	10,492	—
225,273	USD	7,254,000	THB	JPM	11/05/18	6,430	—
1,621,256	USD	53,636,000	THB	JPM	11/05/18	3,137	—
7,990,530	USD	264,950,000	THB	JPM	11/05/18	—	(2,617)
8,882,540	USD	295,682,000	THB	MSC	12/06/18	—	(45,892)
8,878,539	USD	295,682,000	THB	JPM	12/06/18	—	(49,893)
3,541,301	USD	19,764,000	TRY	BCLY	11/08/18	22,655	—
3,420,620	USD	19,764,000	TRY	GSC	11/08/18	—	(98,026)
3,412,470	USD	19,764,000	TRY	GSC	11/08/18	—	(106,176)
3,405,825	USD	19,764,000	TRY	GSC	11/08/18	—	(112,821)
4,968,966	USD	151,305,000	TWD	DEUT	11/05/18	77,508	—
5,828,762	USD	179,555,000	TWD	SCB	11/05/18	24,025	—
1,125,653	USD	34,490,000	TWD	DEUT	11/05/18	10,644	—
17,523	USD	537,000	TWD	JPM	11/05/18	163	—
2,576,743	USD	79,995,000	TWD	JPM	11/05/18	—	(9,371)
2,576,743	USD	79,995,000	TWD	JPM	11/05/18	—	(9,371)
10,993,492	USD	339,545,000	TWD	BCLY	12/06/18	—	(8,442)
50,088,468	USD	714,512,000	ZAR	JPM	11/05/18	1,683,661	—
6,734,568	USD	95,313,000	ZAR	JPM	11/05/18	277,564	—
6,862,986	USD	98,151,000	ZAR	GSC	11/05/18	213,721	—
6,949,930	USD	99,667,000	ZAR	JPM	11/05/18	197,962	—
6,837,047	USD	98,151,000	ZAR	JPM	11/05/18	187,781	—
6,808,752	USD	98,035,000	ZAR	GSC	11/05/18	167,345	—
6,812,872	USD	98,151,000	ZAR	BOA	11/05/18	163,606	—
6,615,926	USD	95,313,000	ZAR	JPM	11/05/18	158,921	—
6,800,198	USD	98,151,000	ZAR	BCLY	11/05/18	150,932	—
6,784,944	USD	98,151,000	ZAR	JPM	11/05/18	135,678	—
6,816,971	USD	99,447,000	ZAR	GSC	11/05/18	79,908	—
6,885,420	USD	100,775,000	ZAR	JPM	11/05/18	58,390	—
1,564,070	USD	22,260,000	ZAR	JPM	11/05/18	56,060	—
6,789,220	USD	99,447,000	ZAR	GSC	11/05/18	52,156	—
1,613,895	USD	23,090,000	ZAR	JPM	11/05/18	49,657	—
1,855,835	USD	26,750,000	ZAR	JPM	11/05/18	43,649	—
899,876	USD	12,720,000	ZAR	JPM	11/05/18	38,156	—
6,469,135	USD	95,313,000	ZAR	GSC	11/05/18	12,130	—
6,447,120	USD	95,311,000	ZAR	GSC	11/05/18	—	(9,749)
1,124,815	USD	16,790,000	ZAR	JPM	11/05/18	—	(12,628)
6,793,240	USD	100,775,000	ZAR	JPM	11/05/18	—	(33,789)
6,750,239	USD	100,775,000	ZAR	GSC	11/05/18	—	(76,790)
52,809,115	USD	782,103,000	ZAR	JPM	12/06/18	34,580	—
99,475,000	ZAR	6,639,811	USD	MSC	11/05/18	99,149	—

The accompanying notes are an integral part of these financial statements.

193

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
24,320,000	ZAR	1,634,760	USD	GSC	11/05/18	$12,805	$—
95,313,000	ZAR	6,451,925	USD	MSC	11/05/18	5,080	—
29,560,000	ZAR	2,013,859	USD	BCLY	11/05/18	—	(11,308)
23,250,000	ZAR	1,603,493	USD	JPM	11/05/18	—	(28,415)
782,103,000	ZAR	53,013,869	USD	JPM	11/05/18	—	(30,091)
95,313,000	ZAR	6,523,284	USD	BOA	11/05/18	—	(66,279)
33,650,000	ZAR	2,358,011	USD	MSC	11/05/18	—	(78,383)
98,122,000	ZAR	6,799,956	USD	GSC	11/05/18	—	(152,654)
98,122,000	ZAR	6,800,568	USD	JPM	11/05/18	—	(153,267)
98,122,000	ZAR	6,802,124	USD	GSC	11/05/18	—	(154,823)
95,313,000	ZAR	6,628,026	USD	MSC	11/05/18	—	(171,021)
98,122,000	ZAR	6,851,951	USD	GSC	11/05/18	—	(204,650)
99,607,000	ZAR	6,976,404	USD	GSC	11/05/18	—	(228,501)
98,122,000	ZAR	6,910,023	USD	MSC	11/05/18	—	(262,722)
99,607,000	ZAR	7,013,590	USD	JPM	11/05/18	—	(265,687)
95,313,000	ZAR	6,723,405	USD	GSC	11/05/18	—	(266,400)
323,614,000	ZAR	22,301,435	USD	BCLY	11/05/18	—	(378,117)
100,445,000	ZAR	6,764,337	USD	JPM	12/06/18	13,463	—
100,445,000	ZAR	6,767,801	USD	GSC	12/06/18	9,999	—
13,500,000	ZAR	906,558	USD	DEUT	12/06/18	4,391	—
100,445,000	ZAR	6,783,845	USD	GSC	12/06/18	—	(6,044)
100,445,000	ZAR	6,791,735	USD	BCLY	12/06/18	—	(13,934)

Total						$101,279,483	$(29,096,683)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah

Currency Abbreviations: – (continued)
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
ITRAXX.EUR	Markit iTraxx - Europe
MTA	Monthly Treasury Average Index

Other Abbreviations:
BBSW	Bank Bill Swap Referance Rate
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
KSDA	Korea Securities Dealers Association

The accompanying notes are an integral part of these financial statements.

194

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2018

Other Abbreviations: – (continued)
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
NIBOR	Norwegian Interbank Offered Rate
NZDBB	New Zealand Bank Bill

Other Abbreviations: – (continued)
OTC	Over-the-Counter
PAC	Planned Amortization Class
PIK	Payment-in-kind
STIBOR	Stockholm Interbank Offered Rate

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Utilities	$362,511	$—	$362,511	$—
Asset & Commercial Mortgage Backed Securities	265,865,861	—	265,865,861	—
Corporate Bonds	409,437,638	—	409,437,638	—
Escrows	12,404	—	12,404	—
Foreign Government Obligations	2,780,241,232	—	2,780,241,232	—
Senior Floating Rate Interests	127,631,738	—	127,631,738	—
U.S. Government Agencies	37,316,181	—	37,316,181	—
U.S. Government Securities	552,742,540	—	552,742,540	—
Convertible Bonds	6,741,534	—	6,741,534	—
Preferred Stocks	554,086	554,086	—	—
Short-Term Investments	331,324,101	331,324,101	—	—
Purchased Options	5,449,266	1,665,085	3,784,181	—
Foreign Currency Contracts(2)	101,279,483	—	101,279,483	—
Futures Contracts(2)	2,293,739	2,293,739	—	—
Swaps - Credit Default(2)	630,559	—	630,559	—
Swaps - Interest Rate(2)	8,566,612	—	8,566,612	—

Total	$4,630,449,485	$335,837,011	$4,294,612,474	$—

Liabilities
Foreign Currency Contracts(2)	$(29,096,683)	$—	$(29,096,683)	$—
Futures Contracts(2)	(2,655,938)	(2,655,938)	—	—
Swaps - Credit Default(2)	(1,842,933)	—	(1,842,933)	—
Swaps - Interest Rate(2)	(5,054,134)	—	(5,054,134)	—
Written Options	(611,708)	(611,708)	—	—

Total	$(39,261,396)	$(3,267,646)	$(35,993,750)	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

195

Hartford Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2018

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund
Assets:
Investments in securities, at market value(1)	$159,854,782	$4,194,749,850	$583,937,233	$322,732,350	$583,970,595	$26,216,936	$772,246,443
Cash	9,044	—	43,351	—	88,528	—	—
Cash collateral due from broker on futures contracts	—	—	—	—	—	—	—
Cash collateral due from broker on swap contracts	—	—	—	—	144,154	—	—
Foreign currency	228,206	13,822,697	4,596,574	—	62,017	—	—
Unrealized appreciation on OTC swap contracts	826,795	222,432	30,700	—	207,328	—	—
Unrealized appreciation on foreign currency contracts	7,834,431	446,021	105,135	9,047	161,686	—	—
Receivables:
Investment securities sold	4,486,535	30,330,483	13,523,954	2,213,213	177,683	—	6,851,750
Fund shares sold	680,094	5,308,292	4,284,470	375,234	311,277	84,747	860,766
Dividends and interest	2,871,717	18,255,341	2,684,602	5,283,802	1,174,806	354,763	10,686,762
Securities lending income	633	—	—	—	—	—	—
Tax reclaims	43,003	—	—	—	—	—	—
Variation margin on futures contracts	100,219	—	—	—	—	—	—
Variation margin on centrally cleared swap contracts	—	1,566,653	69,690	—	189,399	—	—
OTC swap contracts premiums paid	—	—	—	—	—	—	—
Other assets	82,154	59,467	139,290	64,119	65,476	27,827	84,692

Total assets	177,017,613	4,264,761,236	609,414,999	330,677,765	586,552,949	26,684,273	790,730,413

Liabilities:
Unrealized depreciation on foreign currency contracts	6,806,894	—	—	—	1,009,591	—	—
Unrealized depreciation on bond forward contracts	—	—	—	—	219,477	—	—
Bank overdraft	—	108,659	—	—	—	—	—
Obligation to return securities lending collateral	514,800	—	—	—	—	—	—
Unrealized depreciation on OTC swap contracts	441,703	—	—	—	26,114	—	—
Cash collateral due to broker on swap contracts	1,660,000	—	—	—	70,000	—	—
TBA sale commitments, at market value	—	—	—	—	—	—	—
Unfunded loan commitments	—	823,189	134,461	—	—	—	—
Payables:
Investment securities purchased	3,464,254	134,431,469	30,653,090	339,150	40,848,327	—	1,435,120
Fund shares redeemed	239,340	8,852,496	1,122,313	697,448	951,320	5,948	1,782,569
Investment management fees	121,104	2,104,332	336,966	185,747	228,009	7,874	225,383
Transfer agent fees	31,481	744,947	115,090	111,953	125,512	3,812	132,571
Accounting services fees	2,565	60,816	8,743	5,144	8,271	315	9,527
Board of Directors’ fees	700	17,080	2,242	1,464	2,331	105	3,381
Variation margin on centrally cleared swap contracts	18,647	—	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	108,237	—	—
Foreign taxes	1,101	—	—	—	2,409	—	—
Distribution fees	772	160,861	17,829	15,393	22,085	1,194	26,176
Distributions payable	—	4,288,376	27,017	34,444	—	176	274,687
Written options	205,542	—	—	—	—	—	—
Accrued expenses	58,705	260,716	75,896	65,563	80,436	29,918	66,916
OTC swap contracts premiums received	—	179,773	24,812	—	15,026	—	—

Total liabilities	13,567,608	152,032,714	32,518,459	1,456,306	43,717,145	49,342	3,956,330

Net assets	$163,450,005	$4,112,728,522	$576,896,540	$329,221,459	$542,835,804	$26,634,931	$786,774,083

Summary of Net Assets:
Capital stock and paid-in-capital	$248,033,322	$4,399,717,616	$611,096,918	$353,831,336	$625,843,283	$26,988,021	$806,785,734
Distributable earnings	(84,583,317)	(286,989,094)	(34,200,378)	(24,609,877)	(83,007,479)	(353,090)	(20,011,651)

Net assets	$163,450,005	$4,112,728,522	$576,896,540	$329,221,459	$542,835,804	$26,634,931	$786,774,083

The accompanying notes are an integral part of these financial statements.

196

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund
Shares authorized	$610,000,000	$3,310,000,000	$610,000,000	$610,000,000	$6,355,000,000	$350,000,000	$870,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$5.50	$8.68	$10.01	$7.15	$10.34	$10.04	$8.37

Maximum offering price per share	$5.76	$8.95	$10.32	$7.49	$10.83	$10.51	$8.76

Shares outstanding	1,232,194	104,791,496	11,983,696	30,000,933	18,709,065	1,509,894	38,879,198

Net Assets	$6,774,492	$909,676,827	$119,919,549	$214,430,070	$193,398,438	$15,154,828	$325,321,901

Class C: Net asset value per share	$5.50	$8.67	$10.01	$7.12	$9.88	$10.04	$8.37

Shares outstanding	536,893	85,921,717	7,805,572	5,437,508	6,113,326	347,456	9,244,384

Net Assets	$2,951,189	$744,791,405	$78,121,953	$38,727,046	$60,373,392	$3,487,666	$77,408,184

Class I: Net asset value per share	$5.48	$8.69	$10.02	$7.19	$10.53	$10.04	$8.38

Shares outstanding	11,482,916	219,044,403	31,286,471	2,594,193	4,898,196	629,649	38,862,754

Net Assets	$62,924,066	$1,903,729,664	$313,335,733	$18,651,605	$51,586,105	$6,319,926	$325,852,902

Class R3: Net asset value per share	$5.47	$8.70	$10.00	$7.14	$10.13	$—	$—

Shares outstanding	1,964	974,498	26,746	274,894	4,447,116	—	—

Net Assets	$10,752	$8,478,961	$267,452	$1,964,039	$45,034,625	$—	$—

Class R4: Net asset value per share	$5.47	$8.67	$9.99	$7.16	$10.33	$—	$—

Shares outstanding	10,926	669,120	80,954	159,798	941,318	—	—

Net Assets	$59,815	$5,804,279	$808,541	$1,143,794	$9,722,670	$—	$—

Class R5: Net asset value per share	$5.27	$8.68	$9.98	$7.15	$10.50	$—	$—

Shares outstanding	1,874	218,495	1,221,076	87,918	258,125	—	—

Net Assets	$9,884	$1,896,560	$12,191,864	$628,248	$2,710,871	$—	$—

Class R6: Net asset value per share	$—	$—	$—	$—	$—	$—	$—

Shares outstanding	—	—	—	—	—	—	—

Net Assets	$—	$—	$—	$—	$—	$—	$—

Class Y: Net asset value per share	$5.44	$8.67	$9.99	$7.13	$10.56	$—	$8.38

Shares outstanding	15,818,915	54,321,653	2,042,972	121,635	2,700,362	—	1,738,241

Net Assets	$86,121,175	$470,886,715	$20,411,901	$866,972	$28,512,178	$—	$14,574,083

Class F: Net asset value per share	$5.48	$8.70	$10.01	$7.18	$10.53	$10.03	$8.38

Shares outstanding	839,032	7,758,129	3,179,370	7,351,286	14,381,686	166,697	5,202,570

Net Assets	$4,598,632	$67,464,111	$31,839,547	$52,809,685	$151,497,525	$1,672,511	$43,617,013

Cost of investments	$176,093,930	$4,274,307,207	$596,941,658	$335,269,446	$601,057,968	$26,500,223	$777,920,680
Cost of foreign currency	$227,129	$13,826,970	$4,598,107	$—	$56,920	$—	$—
Proceeds receivable of TBA sale commitments	$—	$—	$—	$—	$—	$—	$—
Proceeds of written option contracts	$487,736	$—	$—	$—	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$506,121	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

197

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	Hartford Municipal Short Duration Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Assets:
Investments in securities, at market value(1)	$19,697,490	$156,180,857	$1,028,475,419	$473,779,770	$2,569,519,160	$4,517,679,092
Cash	—	—	513,463	227,434	352,717	—
Cash collateral due from broker on futures contracts	—	—	—	—	—	—
Cash collateral due from broker on swap contracts	—	912,098	—	—	—	88,251
Foreign currency	—	5,671,822	818,995	582,961	126,789	1,470,008
Unrealized appreciation on OTC swap contracts	—	—	—	618,238	967,853	1,114,577
Unrealized appreciation on foreign currency contracts	—	—	10,791	1,080,820	459,704	101,279,483
Receivables:
Investment securities sold	—	39,417,056	529,402	32,058,142	457,710,721	99,677,700
Fund shares sold	88,783	153	3,852,480	575,321	3,279,506	20,306,905
Dividends and interest	239,164	358,804	5,484,699	3,969,789	10,877,559	35,835,533
Securities lending income	—	—	2,471	3,173	5,866	17,910
Tax reclaims	—	—	—	13,998	16,014	—
Variation margin on futures contracts	—	—	723,421	—	—	—
Variation margin on centrally cleared swap contracts	—	92,338	—	419,671	1,105,764	—
OTC swap contracts premiums paid	—	—	—	422,287	881,988	3,042,988
Other assets	27,299	76,866	94,102	76,957	64,002	5,673

Total assets	20,052,736	202,709,994	1,040,505,243	513,828,561	3,045,367,643	4,780,518,120

Liabilities:
Unrealized depreciation on foreign currency contracts	—	3,868	—	604,244	29,228	29,096,683
Unrealized depreciation on bond forward contracts	—	—	—	—	—	—
Bank overdraft	—	—	—	—	—	2,882,466
Obligation to return securities lending collateral	—	—	5,148,628	3,703,925	7,232,530	21,994,805
Unrealized depreciation on OTC swap contracts	—	—	—	951,111	2,219,059	1,736,766
Cash collateral due to broker on swap contracts	—	—	—	—	91,661	6,892,000
TBA sale commitments, at market value	—	28,593,838	—	—	138,525,771	—
Unfunded loan commitments	—	—	—	13,248	—	—
Payables:
Investment securities purchased	102,509	49,347,003	26,486,694	38,238,193	880,029,298	83,442,163
Fund shares redeemed	2,120	1,264,861	1,702,941	764,196	3,206,213	5,387,417
Investment management fees	5,811	43,211	357,438	218,726	602,563	2,270,362
Transfer agent fees	2,653	6,425	273,448	102,727	338,038	603,084
Accounting services fees	232	1,945	15,129	8,749	39,383	81,676
Audit fees	27,814	—	—	—	—	—
Board of Directors’ fees	80	563	3,913	1,972	9,596	17,685
Variation margin on centrally cleared swap contracts	—	—	—	—	—	23,492
Variation margin on futures contracts	—	124,572	—	342,505	873,212	308,199
Foreign taxes	—	—	—	—	—	—
Distribution fees	885	861	32,824	14,770	37,844	27,105
Distributions payable	—	49	163,926	—	78,778	—
Written options	—	—	—	386,922	505,978	611,708
Accrued expenses	1,810	32,554	90,308	91,859	287,528	641,092
OTC swap contracts premiums received	—	—	—	5,025,618	7,671,723	4,902,302

Total liabilities	143,914	79,419,750	34,275,249	50,468,765	1,041,778,403	160,919,005

Net assets	$19,908,822	$123,290,244	$1,006,229,994	$463,359,796	$2,003,589,240	$4,619,599,115

Summary of Net Assets:
Capital stock and paid-in-capital	$20,198,339	$130,828,319	$1,021,172,600	$505,536,816	$2,105,185,809	$4,535,708,692
Distributable earnings	(289,517)	(7,538,075)	(14,942,606)	(42,177,020)	(101,596,569)	83,890,423

Net assets	$19,908,822	$123,290,244	$1,006,229,994	$463,359,796	$2,003,589,240	$4,619,599,115

Shares authorized	350,000,000	560,000,000	760,000,000	1,050,000,000	1,150,000,000	1,450,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.88	$9.55	$9.70	$8.41	$9.92	$10.65

Maximum offering price per share	$10.35	$10.00	$9.90	$8.81	$10.39	$11.15

Shares outstanding	909,379	1,059,837	53,280,004	19,601,016	78,145,372	31,846,731

Net Assets	$8,983,866	$10,117,485	$516,714,666	$164,749,079	$774,821,294	$339,123,484

Class C: Net asset value per share	$9.87	$9.47	$9.69	$8.45	$9.97	$10.45

Shares outstanding	319,684	277,825	7,343,526	5,694,748	3,084,124	7,561,681

Net Assets	$3,156,746	$2,630,102	$71,191,740	$48,099,201	$30,759,704	$78,992,524

The accompanying notes are an integral part of these financial statements.

198

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	Hartford Municipal Short Duration Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Class I: Net asset value per share	$9.88	$9.55	$9.71	$8.43	$9.95	$10.72

Shares outstanding	687,134	184,371	23,410,034	10,518,930	5,141,177	181,242,847

Net Assets	$6,789,374	$1,760,472	$227,411,772	$88,703,613	$51,131,039	$1,943,254,247

Class R3: Net asset value per share	$—	$9.53	$9.67	$8.39	$10.14	$10.58

Shares outstanding	—	20,529	99,296	36,470	492,997	109,680

Net Assets	$—	$195,541	$960,351	$306,018	$4,999,978	$1,160,680

Class R4: Net asset value per share	$—	$9.56	$9.68	$8.40	$10.09	$10.65

Shares outstanding	—	1,154	66,600	66,627	1,105,408	79,535

Net Assets	$—	$11,033	$644,865	$559,769	$11,152,831	$847,423

Class R5: Net asset value per share	$—	$9.56	$9.69	$8.40	$10.06	$10.72

Shares outstanding	—	3,069	116,171	529,283	153,891	358,126

Net Assets	$—	$29,343	$1,125,463	$4,446,037	$1,547,530	$3,840,497

Class R6: Net asset value per share	$—	$—	$—	$8.40	$10.03	$10.76

Shares outstanding	—	—	—	17,862	167,252	930,059

Net Assets	$—	$—	$—	$150,023	$1,678,351	$10,008,734

Class Y: Net asset value per share	$—	$9.64	$9.67	$8.39	$10.04	$10.75

Shares outstanding	—	1,543	1,549,528	299,378	44,740,573	62,345,546

Net Assets	$—	$14,869	$14,983,334	$2,513,003	$449,291,589	$670,390,328

Class F: Net asset value per share	$9.88	$9.56	$9.72	$8.43	$9.90	$10.74

Shares outstanding	99,065	11,357,200	17,820,116	18,250,323	68,533,652	146,415,888

Net Assets	$978,836	$108,531,399	$173,197,803	$153,833,053	$678,206,924	$1,571,981,198

Cost of investments	$19,934,565	$159,465,895	$1,043,097,250	$492,285,905	$2,632,951,695	$4,616,942,752
Cost of foreign currency	$—	$5,678,364	$819,284	$584,498	$127,881	$1,581,191
Proceeds receivable of TBA sale commitments	$—	$28,559,147	$—	$—	$138,449,902	$—
Proceeds of written option contracts	$—	$—	$—	$384,826	$503,264	$1,012,883

(1) Includes Investment in securities on loan, at market value	$—	$—	$4,956,273	$3,603,186	$7,008,517	$17,582,570

The accompanying notes are an integral part of these financial statements.

199

Hartford Fixed Income Funds

Statements of Operations

For the Year Ended October 31, 2018

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund
Investment Income:
Dividends	$—	$542,527	$92,784	$52,036	$—	$—	$—
Interest	10,931,098	209,805,074	28,469,095	20,639,010	17,636,645	765,062	23,481,830
Securities lending	3,564	—	—	—	—	—	—
Less: Foreign tax withheld	(196,619)	—	—	—	(11,656)	—	—

Total investment income, net	10,738,043	210,347,601	28,561,879	20,691,046	17,624,989	765,062	23,481,830

Expenses:
Investment management fees	1,512,108	24,303,077	3,716,192	2,253,624	2,741,935	88,022	2,391,638
Administrative services fees
Class R3	46	18,407	534	5,305	94,865	—	—
Class R4	94	9,092	1,110	1,974	16,379	—	—
Class R5	11	1,700	8,082	857	2,720	—	—
Transfer agent fees
Class A	12,633	715,111	135,634	375,053	310,413	8,840	178,367
Class C	6,010	802,571	82,619	64,691	122,712	1,589	66,135
Class I	44,782	1,233,936	212,788	19,145	59,812	1,495	209,857
Class R3	5	1,832	53	535	7,601	—	—
Class R4	13	1,200	146	262	2,214	—	—
Class R5	2	328	870	184	540	—	—
Class R6	—	—	—	—	—	—	—
Class Y	53,767	246,651	6,160	572	18,535	—	2,258
Class F	31	995	68	182	133	19	69
Distribution fees
Class A	20,182	1,915,668	320,821	538,958	465,576	35,676	662,348
Class C	33,614	9,625,658	837,390	514,997	955,657	34,651	938,397
Class R3	115	46,018	1,335	13,263	237,163	—	—
Class R4	158	15,152	1,850	3,289	27,299	—	—
Custodian fees	54,258	125,627	40,739	8,464	11,920	2,460	7,565
Registration and filing fees	123,567	277,029	156,727	130,618	118,587	62,322	115,480
Accounting services fees	32,021	704,819	96,004	62,408	99,677	3,521	99,943
Board of Directors’ fees	5,300	113,582	15,162	9,901	15,653	719	21,122
Audit fees	35,647	38,281	40,550	28,108	33,369	28,286	29,382
Other expenses	29,279	575,347	95,128	101,790	96,393	10,181	81,530

Total expenses (before waivers and fees paid indirectly)	1,963,643	40,772,081	5,769,962	4,134,180	5,439,153	277,781	4,804,091
Expense waivers	(254,536)	(25,490)	(363,372)	(341,334)	(450,185)	(98,229)	(80,246)
Distribution fee reimbursements	(327)	(9,307)	(468)	(5,308)	(6,507)	(33,659)	(1,666)

Total waivers and fees paid indirectly	(254,863)	(34,797)	(363,840)	(346,642)	(456,692)	(131,888)	(81,912)

Total expenses, net	1,708,780	40,737,284	5,406,122	3,787,538	4,982,461	145,893	4,722,179

Net Investment Income (Loss)	9,029,263	169,610,317	23,155,757	16,903,508	12,642,528	619,169	18,759,651

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(11,137,007)	(7,398,168)	139,299	4,435,191	(1,104,839)	(6,173)	1,447,555
Less: Foreign taxes paid on realized capital gains	(65,935)	—	—	—	—	—	—
Net realized gain (loss) on purchased options contracts	(557,840)	—	—	—	116,480	—	—
Net realized gain (loss) on futures contracts	8,393	—	—	—	(1,194,630)	—	—
Net realized gain (loss) on written options contracts	495,483	—	—	—	(91,966)	—	—
Net realized gain (loss) on swap contracts	(187,085)	1,565,925	408,644	159,164	(364,037)	—	—
Net realized gain (loss) on bond forward contracts	—	—	—	—	(1,363,843)	—	—
Net realized gain (loss) on foreign currency contracts	(3,106,835)	20,171,043	5,626,481	435,686	2,408,005	—	—
Net realized gain (loss) on other foreign currency transactions	(436,231)	(689,473)	(578,950)	(12,801)	(318,070)	—	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(14,987,057)	13,649,327	5,595,474	5,017,240	(1,912,900)	(6,173)	1,447,555

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(13,843,568)	(50,214,488)	(9,563,516)	(21,414,375)	(18,603,530)	(704,374)	(22,242,169)
Net unrealized appreciation (depreciation) of purchased options contracts	(52,533)	—	—	—	94,345	—	—
Net unrealized appreciation (depreciation) of futures contracts	71,671	—	—	—	(29,757)	—	—
Net unrealized appreciation (depreciation) of written options contracts	155,964	—	—	—	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	369,826	335,592	25,822	(39,864)	2,420,399	—	—
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—	—	(414,272)	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	3,053,698	(837,293)	(245,766)	(71,392)	(1,391,545)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	23,095	(5,813)	(16,591)	(815)	8,890	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(10,221,847)	(50,722,002)	(9,800,051)	(21,526,446)	(17,915,470)	(704,374)	(22,242,169)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(25,208,904)	(37,072,675)	(4,204,577)	(16,509,206)	(19,828,370)	(710,547)	(20,794,614)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,179,641)	$132,537,642	$18,951,180	$394,302	$(7,185,842)	$(91,378)	$(2,034,963)

The accompanying notes are an integral part of these financial statements.

200

Hartford Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2018

	Hartford Municipal Short Duration Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Investment Income:
Dividends	$—	$—	$—	$23,000	$26,543	$79,964
Interest	421,134	3,949,675	30,096,949	22,501,123	80,927,905	88,468,773
Securities lending	—	—	9,316	15,293	38,818	157,824
Less: Foreign tax withheld	—	—	—	(25,968)	(26,687)	(381,174)

Total investment income, net	421,134	3,949,675	30,106,265	22,513,448	80,966,579	88,325,387

Expenses:
Investment management fees	67,335	539,403	3,965,811	2,616,968	8,638,122	25,151,334
Administrative services fees
Class R3	—	392	1,945	602	10,804	2,924
Class R4	—	18	955	802	18,901	905
Class R5	—	29	1,113	2,461	1,517	2,709
Transfer agent fees
Class A	4,708	16,403	828,429	226,452	1,046,520	424,521
Class C	1,494	5,119	108,386	80,074	91,675	96,720
Class I	1,439	3,003	135,172	94,923	33,905	1,722,223
Class R3	—	39	194	53	1,086	283
Class R4	—	2	127	103	2,048	100
Class R5	—	6	222	471	300	511
Class R6	—	—	—	2	37	120
Class Y	—	9	4,954	967	185,690	295,709
Class F	10	72	149	101	521	1,662
Distribution fees
Class A	20,853	30,899	1,246,302	393,419	1,931,290	822,557
Class C	35,217	25,512	929,662	679,509	533,977	895,159
Class R3	—	978	4,863	1,506	27,009	7,310
Class R4	—	29	1,591	1,337	31,502	1,508
Custodian fees	2,442	4,798	10,329	55,438	45,037	399,821
Registration and filing fees	62,421	110,130	190,742	189,191	219,893	329,464
Accounting services fees	2,693	24,273	167,211	104,683	503,665	901,659
Board of Directors’ fees	550	3,873	26,205	13,593	66,050	119,272
Audit fees	28,284	39,604	46,284	56,201	44,574	39,549
Other expenses	8,977	18,596	163,031	91,647	456,610	1,131,744

Total expenses (before waivers and fees paid indirectly)	236,423	823,187	7,833,677	4,610,503	13,890,733	32,347,764
Expense waivers	(97,813)	(148,910)	(156,281)	(365,686)	—	(34,278)
Distribution fee reimbursements	(32,010)	(638)	(144,506)	(1,527)	(12,402)	(1,955)

Total waivers and fees paid indirectly	(129,823)	(149,548)	(300,787)	(367,213)	(12,402)	(36,233)

Total expenses, net	106,600	673,639	7,532,890	4,243,290	13,878,331	32,311,531

Net Investment Income (Loss)	314,534	3,276,036	22,573,375	18,270,158	67,088,248	56,013,856

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(4,469)	(1,379,084)	(1,260,900)	(1,889,358)	(29,527,598)	(24,245,801)
Less: Foreign taxes paid on realized capital gains	—	—	—	(6,443)	—	—
Net realized gain (loss) on purchased options contracts	—	13,355	—	95,124	485,107	(754,705)
Net realized gain (loss) on futures contracts	—	(1,553,250)	2,611,893	(4,772,641)	(13,502,538)	49,098,334
Net realized gain (loss) on written options contracts	—	(28,612)	—	961,981	283,336	1,161,393
Net realized gain (loss) on swap contracts	—	642,538	—	1,571,143	3,416,847	10,243,000
Net realized gain (loss) on bond forward contracts	—	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	316,223	553,321	2,929,414	2,292,750	109,773,653
Net realized gain (loss) on other foreign currency transactions	—	(175,667)	(11,096)	111,391	(4,425)	(1,455,482)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(4,469)	(2,164,497)	1,893,218	(999,389)	(36,556,521)	143,820,392

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(316,083)	(3,285,049)	(17,941,097)	(21,857,029)	(77,539,152)	(115,936,455)
Net unrealized appreciation (depreciation) of purchased options contracts	—	(32,667)	—	83,907	312,099	657,256
Net unrealized appreciation (depreciation) of futures contracts	—	(437,148)	(178,505)	(470,561)	(265,469)	(3,476,687)
Net unrealized appreciation (depreciation) of written options contracts	—	—	—	(2,096)	(2,714)	179,711
Net unrealized appreciation (depreciation) of swap contracts	—	655,032	—	1,401,286	7,407,977	1,673,277
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(79,880)	(19,970)	199,010	(818,869)	19,827,869
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	102,687	2,434	(50,643)	(44,519)	(1,261,469)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(316,083)	(3,077,025)	(18,137,138)	(20,696,126)	(70,950,647)	(98,336,498)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(320,552)	(5,241,522)	(16,243,920)	(21,695,515)	(107,507,168)	45,483,894

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,018)	$(1,965,486)	$6,329,455	$(3,425,357)	$(40,418,920)	$101,497,750

The accompanying notes are an integral part of these financial statements.

201

Hartford Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund		The Hartford Floating Rate High Income Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$9,029,263	$5,667,134	$169,610,317	$150,711,350	$23,155,757	$18,511,822
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(14,987,057)	4,066,250	13,649,327	(3,392,536)	5,595,474	(406,800)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(10,221,847)	(3,697,076)	(50,722,002)	77,704,835	(9,800,051)	9,687,010

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,179,641)	6,036,308	132,537,642	225,023,649	18,951,180	27,792,032

Distributions to Shareholders:(1)
From distributable earnings:
Class A	(1,878,896)	(284,894)	(31,016,596)	(30,382,592)	(5,196,463)	(5,055,054)
Class B(2)	—	—	—	(54,241)	—	—
Class C	(649,688)	(82,993)	(31,755,580)	(32,799,511)	(2,767,499)	(2,715,436)
Class I	(12,808,230)	(1,425,078)	(78,994,420)	(67,793,244)	(11,962,607)	(9,365,955)
Class R3	(4,870)	(523)	(347,698)	(359,006)	(10,036)	(11,591)
Class R4	(14,946)	(2,266)	(244,686)	(260,730)	(30,124)	(28,094)
Class R5	(2,565)	(518)	(72,925)	(77,544)	(359,378)	(57,141)
Class R6	—	—	—	—	—	—
Class Y	(23,406,481)	(3,612,576)	(18,238,863)	(14,437,545)	(513,110)	(170,847)
Class F(3)	(661,846)	(21,990)	(2,065,584)	(366,550)	(1,089,692)	(125,899)
From tax return of capital:
Class A	—	—	—	(774,083)	—	—
Class B(2)	—	—	—	(1,382)	—	—
Class C	—	—	—	(835,661)	—	—
Class I	—	—	—	(1,727,224)	—	—
Class R3	—	—	—	(9,147)	—	—
Class R4	—	—	—	(6,643)	—	—
Class R5	—	—	—	(1,976)	—	—
Class Y	—	—	—	(367,837)	—	—
Class F(3)	—	—	—	(9,339)	—	—

Total distributions	(39,427,522)	(5,430,838)	(162,736,352)	(150,264,255)	(21,928,909)	(17,530,017)

Capital Share Transactions:
Sold	163,538,974	103,321,647	1,274,018,030	1,260,184,449	269,416,980	329,108,046
Issued in merger	—	—	—	—	—	—
Issued on reinvestment of distributions	29,357,551	4,085,101	123,739,756	127,895,198	21,650,012	17,071,310
Redeemed	(128,788,816)	(58,239,914)	(1,367,344,782)	(1,249,839,582)	(222,919,588)	(209,894,227)

Net increase (decrease) from capital share transactions	64,107,709	49,166,834	30,413,004	138,240,065	68,147,404	136,285,129

Net Increase (Decrease) in Net Assets	8,500,546	49,772,304	214,294	212,999,459	65,169,675	146,547,144

Net Assets:
Beginning of period	154,949,459	105,177,155	4,112,514,228	3,899,514,769	511,726,865	365,179,721

End of period	$163,450,005	$154,949,459	$4,112,728,522	$4,112,514,228	$576,896,540	$511,726,865

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

(2)	Class B shares converted into Class A shares on September 19, 2017.
(3)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

202

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford High Yield Fund		The Hartford Inflation Plus Fund		Hartford Municipal Income Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$16,903,508	$17,896,676	$12,642,528	$7,707,726	$619,169	$475,334
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	5,017,240	2,069,266	(1,912,900)	2,303,049	(6,173)	(33,991)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(21,526,446)	8,401,481	(17,915,470)	(8,956,266)	(704,374)	74,593

Net Increase (Decrease) in Net Assets Resulting from Operations	394,302	28,367,423	(7,185,842)	1,054,509	(91,378)	515,936

Distributions to Shareholders:(1)
From distributable earnings:
Class A	(10,599,997)	(11,318,029)	(8,681,389)	(2,601,063)	(341,302)	(254,920)
Class B(2)	—	(30,943)	—	—	—	—
Class C	(2,145,380)	(2,448,924)	(3,949,002)	(541,095)	(82,138)	(64,978)
Class I	(1,180,200)	(2,469,522)	(2,726,544)	(854,272)	(161,139)	(150,585)
Class R3	(122,426)	(136,427)	(2,056,051)	(474,320)	—	—
Class R4	(64,680)	(78,351)	(490,280)	(171,472)	—	—
Class R5	(44,698)	(38,596)	(141,225)	(40,443)	—	—
Class R6	—	—	—	—	—	—
Class Y	(52,678)	(335,845)	(1,490,399)	(1,657,653)	—	—
Class F(3)	(2,687,287)	(571,508)	(5,668,571)	—	(34,595)	(4,852)
From tax return of capital:
Class A	—	(287,064)	—	—	—	—
Class B(2)	—	(785)	—	—	—	—
Class C	—	(62,113)	—	—	—	—
Class I	—	(62,636)	—	—	—	—
Class R3	—	(3,460)	—	—	—	—
Class R4	—	(1,987)	—	—	—	—
Class R5	—	(979)	—	—	—	—
Class Y	—	(8,518)	—	—	—	—
Class F(3)	—	(14,496)	—	—	—	—

Total distributions	(16,897,346)	(17,870,183)	(25,203,461)	(6,340,318)	(619,174)	(475,335)

Capital Share Transactions:
Sold	82,903,479	227,268,443	124,956,378	239,539,317	6,352,938	7,652,129
Issued in merger	—	—	—	—	—	—
Issued on reinvestment of distributions	16,434,837	17,214,991	24,035,321	5,982,150	617,803	475,259
Redeemed	(122,537,847)	(246,968,583)	(159,767,418)	(273,901,799)	(2,898,413)	(4,001,328)

Net increase (decrease) from capital share transactions	(23,199,531)	(2,485,149)	(10,775,719)	(28,380,332)	4,072,328	4,126,060

Net Increase (Decrease) in Net Assets	(39,702,575)	8,012,091	(43,165,022)	(33,666,141)	3,361,776	4,166,661

Net Assets:
Beginning of period	368,924,034	360,911,943	586,000,826	619,666,967	23,273,155	19,106,494

End of period	$329,221,459	$368,924,034	$542,835,804	$586,000,826	$26,634,931	$23,273,155

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

(2)	Class B shares converted into Class A shares on September 19, 2017.
(3)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

203

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Municipal Opportunities Fund		Hartford Municipal Short Duration Fund		The Hartford Quality Bond Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$18,759,651	$16,711,800	$314,534	$227,520	$3,276,036	$2,417,691
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,447,555	(931,803)	(4,469)	(38,769)	(2,164,497)	(1,599,791)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(22,242,169)	(8,804,907)	(316,083)	(30,423)	(3,077,025)	(851,004)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,034,963)	6,975,090	(6,018)	158,328	(1,965,486)	(33,104)

Distributions to Shareholders:(1)
Class A	(6,887,268)	(6,384,521)	(131,443)	(95,952)	(289,369)	(508,583)
Class B(2)	—	(6,196)	—	—	—	—
Class C	(1,735,387)	(1,960,067)	(51,501)	(34,369)	(39,859)	(100,602)
Class I	(8,984,158)	(8,227,242)	(120,719)	(95,767)	(73,919)	(315,506)
Class R3	—	—	—	—	(3,947)	(7,146)
Class R4	—	—	—	—	(281)	(608)
Class R5	—	—	—	—	(769)	(1,582)
Class R6	—	—	—	—	—	—
Class Y	(128,444)	—	—	—	(382)	(2,307,956)
Class F(3)	(1,024,691)	(133,771)	(10,874)	(1,563)	(3,178,404)	(1,435,773)

Total distributions	(18,759,948)	(16,711,797)	(314,537)	(227,651)	(3,586,930)	(4,677,756)

Capital Share Transactions:
Sold	213,521,385	243,412,258	4,732,658	6,123,085	14,003,293	155,767,045
Issued in merger	149,821,506	—	—	—	—	—
Issued on reinvestment of distributions	15,839,848	13,876,035	314,205	227,448	3,584,854	4,612,247
Redeemed	(251,399,062)	(317,864,298)	(4,549,338)	(4,914,795)	(25,812,196)	(143,115,901)

Net increase (decrease) from capital share transactions	127,783,677	(60,576,005)	497,525	1,435,738	(8,224,049)	17,263,391

Net Increase (Decrease) in Net Assets	106,988,766	(70,312,712)	176,970	1,366,415	(13,776,465)	12,552,531

Net Assets:
Beginning of period	679,785,317	750,098,029	19,731,852	18,365,437	137,066,709	124,514,178

End of period	$786,774,083	$679,785,317	$19,908,822	$19,731,852	$123,290,244	$137,066,709

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

(2)	Class B shares converted into Class A shares on September 19, 2017.
(3)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

204

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Short Duration Fund		The Hartford Strategic Income Fund		The Hartford Total Return Bond Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$22,573,375	$18,230,332	$18,270,158	$16,218,607	$67,088,248	$58,099,988
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,893,218	2,252,424	(999,389)	4,652,198	(36,556,521)	13,269,355
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(18,137,138)	(3,583,242)	(20,696,126)	5,845,271	(70,950,647)	(18,299,318)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,329,455	16,899,514	(3,425,357)	26,716,076	(40,418,920)	53,070,025

Distributions to Shareholders:(1)
Class A	(11,941,019)	(10,660,453)	(9,507,394)	(5,222,326)	(24,263,084)	(19,090,930)
Class B(2)	—	(21,062)	—	(50,657)	—	(33,906)
Class C	(1,526,431)	(1,469,129)	(3,549,513)	(2,428,318)	(1,043,254)	(1,154,490)
Class I	(5,221,438)	(4,622,741)	(5,266,566)	(2,049,875)	(1,380,824)	(4,256,995)
Class R3	(21,971)	(22,839)	(17,291)	(10,154)	(130,209)	(132,547)
Class R4	(15,275)	(12,675)	(31,038)	(9,550)	(389,388)	(365,819)
Class R5	(30,206)	(12,682)	(136,772)	(25,258)	(55,564)	(41,344)
Class R6	—	—	(2,553)	(507)	(48,200)	(12,470)
Class Y	(260,219)	(514,860)	(85,611)	(3,885,223)	(17,188,323)	(20,674,042)
Class F(3)	(3,625,944)	(895,311)	(10,091,253)	(3,521,055)	(37,173,334)	(12,245,097)

Total distributions	(22,642,503)	(18,231,752)	(28,687,991)	(17,202,923)	(81,672,180)	(58,007,640)

Capital Share Transactions:
Sold	573,762,607	602,010,398	124,022,502	337,731,647	467,479,826	1,477,785,914
Issued in merger	—	—	—	53,944,994	—	—
Issued on reinvestment of distributions	21,034,276	16,737,863	27,198,730	16,643,340	80,616,708	56,833,846
Redeemed	(497,183,909)	(588,054,151)	(158,453,960)	(308,320,630)	(687,827,600)	(1,295,623,880)

Net increase (decrease) from capital share transactions	97,612,974	30,694,110	(7,232,728)	99,999,351	(139,731,066)	238,995,880

Net Increase (Decrease) in Net Assets	81,299,926	29,361,872	(39,346,076)	109,512,504	(261,822,166)	234,058,265

Net Assets:
Beginning of period	924,930,068	895,568,196	502,705,872	393,193,368	2,265,411,406	2,031,353,141

End of period	$1,006,229,994	$924,930,068	$463,359,796	$502,705,872	$2,003,589,240	$2,265,411,406

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

(2)	Class B shares converted into Class A shares on September 19, 2017.
(3)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

205

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford World Bond Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$56,013,856	$45,778,317
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	143,820,392	(77,851,325)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(98,336,498)	79,272,879

Net Increase (Decrease) in Net Assets Resulting from Operations	101,497,750	47,199,871

Distributions to Shareholders:(1)
Class A	(868,705)	—
Class B(2)	—	—
Class C	(66,893)	—
Class I	(6,541,979)	—
Class R3	(2,077)	—
Class R4	(2,193)	—
Class R5	(12,936)	—
Class R6	(33,236)	—
Class Y	(2,297,807)	—
Class F(3)	(5,723,612)	—

Total distributions	(15,549,438)	—

Capital Share Transactions:
Sold	1,621,386,244	3,492,944,156
Issued in merger	—	—
Issued on reinvestment of distributions	14,775,488	—
Redeemed	(1,147,872,387)	(3,113,007,805)

Net increase (decrease) from capital share transactions	488,289,345	379,936,351

Net Increase (Decrease) in Net Assets	574,237,657	427,136,222

Net Assets:
Beginning of period	4,045,361,458	3,618,225,236

End of period	$4,619,599,115	$4,045,361,458

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

(2)	Class B shares converted into Class A shares on September 19, 2017.
(3)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

206

Hartford Fixed Income Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2018
A	$7.62	$0.30	$(0.75)	$(0.45)	$(1.67)	$—	$—	$(1.67)	$5.50	(8.25)%	$6,774	1.41%	1.25%		4.78%	130%
C	7.62	0.25	(0.75)	(0.50)	(1.62)	—	—	(1.62)	5.50	(8.86)	2,951	2.19	2.00		4.04	130
I	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(8.00)	62,924	1.07	0.96		5.08	130
R3	7.60	0.29	(0.76)	(0.47)	(1.66)	—	—	(1.66)	5.47	(8.44)	11	1.73	1.39		4.65	130
R4	7.60	0.30	(0.76)	(0.46)	(1.67)	—	—	(1.67)	5.47	(8.29)	60	1.43	1.25		4.79	130
R5	7.38	0.31	(0.73)	(0.42)	(1.69)	—	—	(1.69)	5.27	(7.98)	10	1.13	0.95		5.11	130
Y	7.57	0.32	(0.75)	(0.43)	(1.70)	—	—	(1.70)	5.44	(7.99)	86,121	1.06	0.90		5.13	130
F	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(7.93)	4,599	1.01	0.90		5.15	130

For the Year Ended October 31, 2017
A	$7.48	$0.37	$0.11	$0.48	$(0.34)	$—	$—	$(0.34)	$7.62	6.80%	$8,324	1.44%	1.25%		4.87%	151%
C	7.47	0.31	0.13	0.44	(0.29)	—	—	(0.29)	7.62	5.98	2,777	2.20	2.00		4.13	151
I	7.46	0.39	0.13	0.52	(0.37)	—	—	(0.37)	7.61	7.11	46,768	1.18	1.00		5.10	151
R3	7.43	0.35	0.13	0.48	(0.31)	—	—	(0.31)	7.60	6.61	12	1.96	1.50		4.67	151
R4	7.45	0.37	0.12	0.49	(0.34)	—	—	(0.34)	7.60	6.73	46	1.50	1.25		4.86	151
R5	7.24	0.38	0.11	0.49	(0.35)	—	—	(0.35)	7.38	7.00	11	1.21	0.95		5.22	151
Y	7.43	0.39	0.12	0.51	(0.37)	—	—	(0.37)	7.57	7.11	94,802	1.07	0.90		5.24	151
F(5)	7.29	0.26	0.31	0.57	(0.25)	—	—	(0.25)	7.61	7.87 (6)	2,210	1.04 (7)	0.90	(7)	4.99 (7)	151

For the Year Ended October 31, 2016
A	$7.09	$0.35	$0.38	$0.73	$—	$—	$(0.34)	$(0.34)	$7.48	10.62%	$5,804	1.64%	1.26	%(8)	4.91%	187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78	1,895	2.43	2.01	(8)	4.14	187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93	9,871	1.41	1.01	(8)	5.08	187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80	20	1.92	1.56	(8)	4.44	187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51	31	1.61	1.26	(8)	4.76	187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44	12	1.30	0.96	(8)	5.04	187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96	87,545	1.20	0.91	(8)	5.26	187

For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%	$5,827	1.53%	1.25%		4.56%	122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)	1,289	2.29	2.00		3.99	122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)	3,716	1.18	0.97		4.57	122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)	1,688	1.81	1.55		4.33	122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)	1,741	1.51	1.25		4.63	122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)	1,726	1.21	0.95		4.93	122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)	177,798	1.11	0.90		5.02	122

For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%	$9,792	1.47%	1.25%		4.57%	144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)	3,208	2.23	2.00		3.78	144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)	43,683	1.19	0.98		4.78	144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)	2,041	1.81	1.55		4.23	144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)	2,101	1.51	1.25		4.53	144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)	2,078	1.20	0.95		4.83	144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)	257,218	1.11	0.90		4.86	144

The Hartford Floating Rate Fund
For the Year Ended October 31, 2018
A	$8.74	$0.37	$(0.08)	$0.29	$(0.35)	$—	$—	$(0.35)	$8.68	3.41%	$909,677	0.99%	0.99%		4.21%	55%
C	8.73	0.30	(0.07)	0.23	(0.29)	—	—	(0.29)	8.67	2.65	744,791	1.73	1.73		3.48	55
I	8.75	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.69	3.70	1,903,730	0.72	0.72		4.50	55
R3	8.76	0.35	(0.08)	0.27	(0.33)	—	—	(0.33)	8.70	3.15	8,479	1.37	1.25		3.95	55
R4	8.73	0.37	(0.08)	0.29	(0.35)	—	—	(0.35)	8.67	3.40	5,804	1.07	1.00		4.21	55
R5	8.74	0.39	(0.08)	0.31	(0.37)	—	—	(0.37)	8.68	3.67	1,897	0.77	0.74		4.45	55
Y	8.73	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.67	3.71	470,887	0.71	0.70		4.53	55
F	8.76	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.70	3.88	67,464	0.65	0.65		4.52	55

The accompanying notes are an integral part of these financial statements.

207

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate Fund – (continued)

For the Year Ended October 31, 2017
A	$8.58	$0.32	$0.16	$0.48	$(0.31)	$—	$(0.01)	$(0.32)	$8.74	5.66%	$806,759	0.98%	0.98%		3.68%	62%
C	8.57	0.26	0.15	0.41	(0.24)	—	(0.01)	(0.25)	8.73	4.89	1,046,990	1.72	1.72		2.95	62
I	8.59	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.75	5.95	1,817,213	0.71	0.71		3.94	62
R3	8.61	0.30	0.15	0.45	(0.29)	—	(0.01)	(0.30)	8.76	5.25	9,993	1.37	1.25		3.41	62
R4	8.58	0.32	0.15	0.47	(0.31)	—	(0.01)	(0.32)	8.73	5.52	6,359	1.06	1.00		3.65	62
R5	8.58	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.74	5.96	2,200	0.80	0.70		3.96	62
Y	8.57	0.35	0.16	0.51	(0.34)	—	(0.01)	(0.35)	8.73	5.99	374,594	0.67	0.67		3.98	62
F(5)	8.74	0.23	0.02	0.25	(0.22)	—	(0.01)	(0.23)	8.76	2.78 (6)	48,407	0.65 (7)	0.65	(7)	3.95 (7)	62

For the Year Ended October 31, 2016
A	$8.41	$0.36	$0.16	$0.52	$(0.35)	$—	$—	$(0.35)	$8.58	6.38%	$875,037	1.02%	1.01	%(9)	4.40%	40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59	3,696	1.90	1.76	(9)	3.66	40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62	1,213,760	1.74	1.74	(9)	3.67	40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67	1,466,928	0.74	0.74	(9)	4.66	40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24	10,618	1.38	1.26	(9)	4.15	40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51	8,781	1.07	1.01	(9)	4.39	40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70	1,941	0.80	0.71	(9)	4.69	40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76	318,753	0.66	0.66	(9)	4.73	40

For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%	$1,109,960	0.98%	0.98%		4.19%	30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)	7,942	1.84	1.75		3.42	30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)	1,463,472	1.73	1.73		3.44	30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)	1,698,313	0.71	0.71		4.45	30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)	13,707	1.37	1.25		3.92	30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)	9,264	1.06	1.00		4.16	30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)	2,818	0.78	0.70		4.46	30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)	398,751	0.65	0.65		4.51	30

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%	$1,459,463	0.96%	0.96%		3.80%	75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44	18,681	1.81	1.75		3.01	75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48	1,900,141	1.71	1.71		3.06	75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62	2,325,212	0.70	0.70		4.08	75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94	17,970	1.35	1.25		3.52	75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20	11,663	1.05	1.00		3.77	75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50	3,753	0.77	0.70		4.07	75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57	413,511	0.64	0.64		4.13	75

The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2018
A	$10.06	$0.43	$(0.07)	$0.36	$(0.41)	$—	$—	$(0.41)	$10.01	3.62%	$119,920	1.14%	1.05%		4.29%	84%
C	10.06	0.36	(0.08)	0.28	(0.33)	—	—	(0.33)	10.01	2.85	78,122	1.88	1.80		3.54	84
I	10.07	0.46	(0.08)	0.38	(0.43)	—	—	(0.43)	10.02	3.88	313,336	0.86	0.80		4.56	84
R3	10.05	0.40	(0.07)	0.33	(0.38)	—	—	(0.38)	10.00	3.31	267	1.50	1.35		4.00	84
R4	10.04	0.43	(0.07)	0.36	(0.41)	—	—	(0.41)	9.99	3.62	809	1.20	1.05		4.30	84
R5	10.03	0.47	(0.08)	0.39	(0.44)	—	—	(0.44)	9.98	3.93	12,192	0.89	0.75		4.65	84
Y	10.04	0.46	(0.07)	0.39	(0.44)	—	—	(0.44)	9.99	3.93	20,412	0.83	0.75		4.62	84
F	10.07	0.46	(0.08)	0.38	(0.44)	—	—	(0.44)	10.01	3.93	31,840	0.78	0.75		4.61	84

For the Year Ended October 31, 2017
A	$9.82	$0.40	$0.22	$0.62	$(0.38)	$—	$—	$(0.38)	$10.06	6.38%	$145,099	1.10%	1.05%		3.97%	77%
C	9.82	0.32	0.22	0.54	(0.30)	—	—	(0.30)	10.06	5.59	89,003	1.86	1.80		3.23	77
I	9.83	0.42	0.22	0.64	(0.40)	—	—	(0.40)	10.07	6.64	250,468	0.87	0.80		4.19	77
R3	9.81	0.37	0.22	0.59	(0.35)	—	—	(0.35)	10.05	6.07	339	1.53	1.35		3.69	77
R4	9.80	0.39	0.23	0.62	(0.38)	—	—	(0.38)	10.04	6.38	709	1.18	1.05		3.94	77
R5	9.80	0.42	0.22	0.64	(0.41)	—	—	(0.41)	10.03	6.59	1,851	0.87	0.75		4.17	77
Y	9.80	0.43	0.22	0.65	(0.41)	—	—	(0.41)	10.04	6.71	7,121	0.80	0.75		4.28	77
F(5)	10.03	0.29	0.01	0.30	(0.26)	—	—	(0.26)	10.07	2.98 (6)	17,138	0.77 (7)	0.75	(7)	4.27 (7)	77

The accompanying notes are an integral part of these financial statements.

208

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate High Income Fund – (continued)

For the Year Ended October 31, 2016
A	$9.59	$0.51	$0.20	$0.71	$(0.45)	$—	$(0.03)	$(0.48)	$9.82	7.81%	$123,600	1.15%	1.07	%(10)	5.43%	75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90	83,318	1.91	1.82	(10)	4.70	75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07	151,912	0.91	0.82	(10)	5.65	75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50	319	1.55	1.37	(10)	5.18	75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77	507	1.23	1.07	(10)	5.40	75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27	592	0.92	0.77	(10)	5.55	75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14	4,932	0.81	0.77	(10)	5.75	75

For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%	$134,991	1.11%	1.05%		5.06%	55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)	99,723	1.88	1.80		4.31	55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)	148,276	0.86	0.80		5.30	55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)	807	1.48	1.35		4.73	55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)	2,889	1.18	1.05		5.06	55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)	2,823	0.88	0.75		5.35	55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)	4,989	0.77	0.75		5.33	55

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%	$191,162	1.10%	1.05%		4.35%	100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47	118,465	1.87	1.80		3.61	100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49	207,458	0.84	0.80		4.62	100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93	2,886	1.48	1.35		4.06	100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24	3,015	1.18	1.05		4.35	100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45	2,515	0.88	0.75		4.65	100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55	13,269	0.78	0.75		4.66	100

The Hartford High Yield Fund
For the Year Ended October 31, 2018
A	$7.49	$0.36	$(0.34)	$0.02	$(0.36)	$—	$—	$(0.36)	$7.15	0.27%	$214,430	1.17%	1.05%		4.92%	29%
C	7.47	0.31	(0.36)	(0.05)	(0.30)	—	—	(0.30)	7.12	(0.63)	38,727	1.87	1.80		4.17	29
I	7.54	0.38	(0.35)	0.03	(0.38)	—	—	(0.38)	7.19	0.44	18,652	0.83	0.78		5.19	29
R3	7.49	0.34	(0.35)	(0.01)	(0.34)	—	—	(0.34)	7.14	(0.17)	1,964	1.47	1.35		4.62	29
R4	7.51	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	7.16	0.15	1,144	1.17	1.05		4.92	29
R5	7.49	0.38	(0.34)	0.04	(0.38)	—	—	(0.38)	7.15	0.57	628	0.87	0.75		5.22	29
Y	7.48	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.13	0.48	867	0.81	0.70		5.27	29
F	7.53	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.18	0.51	52,810	0.75	0.70		5.27	29

For the Year Ended October 31, 2017
A	$7.28	$0.37	$0.21	$0.58	$(0.36)	$—	$(0.01)	$(0.37)	$7.49	8.16%	$224,824	1.17%	1.05%		5.04%	49%
C	7.25	0.32	0.22	0.54	(0.31)	—	(0.01)	(0.32)	7.47	7.52	57,139	1.85	1.80		4.29	49
I	7.31	0.39	0.23	0.62	(0.38)	—	(0.01)	(0.39)	7.54	8.70	28,998	0.95	0.80		5.28	49
R3	7.27	0.35	0.22	0.57	(0.34)	—	(0.01)	(0.35)	7.49	7.99	2,586	1.48	1.35		4.74	49
R4	7.28	0.37	0.23	0.60	(0.36)	—	(0.01)	(0.37)	7.51	8.45	1,463	1.18	1.05		5.03	49
R5	7.27	0.39	0.22	0.61	(0.38)	—	(0.01)	(0.39)	7.49	8.63	885	0.87	0.75		5.33	49
Y	7.26	0.40	0.22	0.62	(0.39)	—	(0.01)	(0.40)	7.48	8.69	7,330	0.75	0.70		5.40	49
F(5)	7.48	0.27	0.05	0.32	(0.26)	—	(0.01)	(0.27)	7.53	4.33 (6)	45,699	0.75 (7)	0.70	(7)	5.31 (7)	49

For the Year Ended October 31, 2016
A	$7.14	$0.35	$0.14	$0.49	$(0.35)	$—	$—	$(0.35)	$7.28	7.10%	$247,549	1.23%	1.07	%(11)	4.93%	47%
B	7.10	0.29	0.13	0.42	(0.29)	—	—	(0.29)	7.23	6.17	1,509	2.12	1.82	(11)	4.19	47
C	7.12	0.29	0.13	0.42	(0.29)	—	—	(0.29)	7.25	6.16	61,297	1.88	1.82	(11)	4.18	47
I	7.18	0.36	0.14	0.50	(0.37)	—	—	(0.37)	7.31	7.20	37,099	0.88	0.82	(11)	5.14	47
R3	7.14	0.33	0.13	0.46	(0.33)	—	—	(0.33)	7.27	6.64	3,153	1.50	1.37	(11)	4.63	47
R4	7.15	0.35	0.12	0.47	(0.34)	—	—	(0.34)	7.28	6.92	1,681	1.20	1.07	(11)	5.01	47
R5	7.14	0.37	0.13	0.50	(0.37)	—	—	(0.37)	7.27	7.27	665	0.90	0.77	(11)	5.23	47
Y	7.13	0.37	0.13	0.50	(0.37)	—	—	(0.37)	7.26	7.32	7,957	0.77	0.72	(11)	5.28	47

The accompanying notes are an integral part of these financial statements.

209

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital		Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund – (continued)

For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(12)	$(0.35)	$7.14	(2.52)%	$245,946	1.16%	1.05%		4.64%	40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(12)	(0.29)	7.10	(3.27)	3,274	2.06	1.80		3.99	40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(12)	(0.29)	7.12	(3.13)	67,854	1.84	1.80		4.00	40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.18	(2.25)	30,492	0.84	0.80		4.99	40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(12)	(0.33)	7.14	(2.81)	2,178	1.48	1.35		4.45	40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(12)	(0.35)	7.15	(2.38)	1,377	1.17	1.05		4.75	40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.14	(2.22)	489	0.86	0.75		5.05	40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(12)	(0.38)	7.13	(2.18)	7,728	0.74	0.70		5.10	40

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—		$(0.38)	$7.68	5.35%	$262,960	1.14%	1.05%		4.90%	54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.64	4.60	5,683	2.02	1.80		4.17	54
C	7.63	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.65	4.60	95,449	1.83	1.80		4.15	54
I	7.70	0.40	0.03	0.43	(0.41)	—	—		(0.41)	7.72	5.60	46,691	0.81	0.78		5.17	54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—		(0.36)	7.68	5.18	2,487	1.47	1.35		4.60	54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—		(0.39)	7.68	5.35	1,367	1.16	1.05		4.91	54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—		(0.41)	7.68	5.81	522	0.85	0.75		5.21	54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—		(0.40)	7.67	5.73	8,415	0.73	0.70		5.25	54

The Hartford Inflation Plus Fund
For the Year Ended October 31, 2018
A	$10.95	$0.25	$(0.37)	$(0.12)	$(0.49)	$—	$—		$(0.49)	$10.34	(1.19)%	$193,398	0.98%	0.85%		2.34%	18%
C	10.47	0.16	(0.36)	(0.20)	(0.39)	—	—		(0.39)	9.88	(1.95)	60,373	1.69	1.60		1.61	18
I	11.15	0.27	(0.38)	(0.11)	(0.51)	—	—		(0.51)	10.53	(0.99)	51,586	0.67	0.60		2.57	18
R3	10.74	0.20	(0.36)	(0.16)	(0.45)	—	—		(0.45)	10.13	(1.57)	45,035	1.28	1.20		1.99	18
R4	10.94	0.24	(0.37)	(0.13)	(0.48)	—	—		(0.48)	10.33	(1.28)	9,723	0.98	0.90		2.32	18
R5	11.12	0.27	(0.37)	(0.10)	(0.52)	—	—		(0.52)	10.50	(0.99)	2,711	0.68	0.60		2.54	18
Y	11.18	0.28	(0.38)	(0.10)	(0.52)	—	—		(0.52)	10.56	(0.93)	28,512	0.62	0.55		2.64	18
F	11.16	0.28	(0.39)	(0.11)	(0.52)	—	—		(0.52)	10.53	(1.03)	151,498	0.56	0.55		2.61	18

For the Year Ended October 31, 2017
A	$11.05	$0.15	$(0.12)	$0.03	$(0.13)	$—	$—		$(0.13)	$10.95	0.27%	$203,962	0.95%	0.85%		1.39%	72%
C	10.56	0.07	(0.12)	(0.05)	(0.04)	—	—		(0.04)	10.47	(0.46)	110,182	1.67	1.60		0.65	72
I	11.25	0.18	(0.12)	0.06	(0.16)	—	—		(0.16)	11.15	0.53	57,101	0.74	0.60		1.66	72
R3	10.84	0.11	(0.12)	(0.01)	(0.09)	—	—		(0.09)	10.74	(0.07)	48,953	1.27	1.20		1.05	72
R4	11.04	0.15	(0.13)	0.02	(0.12)	—	—		(0.12)	10.94	0.22	11,278	0.97	0.90		1.33	72
R5	11.22	0.18	(0.12)	0.06	(0.16)	—	—		(0.16)	11.12	0.54	2,924	0.69	0.60		1.67	72
Y	11.28	0.19	(0.13)	0.06	(0.16)	—	—		(0.16)	11.18	0.59	31,947	0.57	0.55		1.75	72
F(5)	11.08	0.12	(0.04)	0.08	—	—	—		—	11.16	0.72 (6)	119,654	0.55 (7)	0.55	(7)	1.65 (7)	72

For the Year Ended October 31, 2016
A	$10.57	$0.09	$0.39	$0.48	$—	$—	$—		$—	$11.05	4.54%	$229,329	0.98%	0.87	%(13)	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—		—	10.57	3.83	5,154	1.83	1.62	(13)	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—		—	10.56	3.83	146,289	1.69	1.62	(13)	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—		—	11.25	4.85	62,726	0.76	0.62	(13)	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—		—	10.84	4.23	56,150	1.28	1.22	(13)	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—		—	11.04	4.55	15,684	0.98	0.92	(13)	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—		—	11.22	4.76	2,392	0.70	0.62	(13)	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—		—	11.28	4.93	101,942	0.57	0.57	(13)	0.99	70

For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—		$(0.01)	$10.57	(1.99)%	$257,100	0.94%	0.85%		(0.34)%	155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—		—	10.18	(2.75)	10,385	1.78	1.60		(1.22)	155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—		—	10.17	(2.84)	178,363	1.66	1.60		(1.13)	155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—		(0.01)	10.73	(1.85)	63,658	0.73	0.60		(0.18)	155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—		—	10.40	(2.40)	61,292	1.25	1.20		(0.60)	155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—		(0.01)	10.56	(2.08)	19,243	0.95	0.90		(0.30)	155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—		(0.01)	10.71	(1.77)	3,757	0.66	0.60		(0.12)	155
Y	10.95	—	(0.19)	(0.19)	(0.01)	—	—		(0.01)	10.75	(1.76)	197,882	0.54	0.54		0.03	155

The accompanying notes are an integral part of these financial statements.

210

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Inflation Plus Fund – (continued)

For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%		$339,993	0.92%		0.85%		0.48%		108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		16,784	1.74		1.60		(0.35)		108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		240,647	1.63		1.60		(0.33)		108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)		91,095	0.67		0.60		0.58		108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)		69,577	1.23		1.20		0.19		108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)		22,639	0.92		0.90		0.43		108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)		5,119	0.64		0.60		0.79		108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)		231,771	0.52		0.52		0.84		108

Hartford Municipal Income Fund
For the Year Ended October 31, 2018
A	$10.32	$0.24	$(0.28)	$(0.04)	$(0.24)	$—	$—	$(0.24)	$10.04	(0.36)%		$15,155	1.09%		0.65%		2.39%		15%
C	10.32	0.24	(0.28)	(0.04)	(0.24)	—	—	(0.24)	10.04	(0.38)		3,488	1.82		0.67		2.37		15
I	10.32	0.27	(0.28)	(0.01)	(0.27)	—	—	(0.27)	10.04	(0.11)		6,320	0.80		0.40		2.64		15
F	10.32	0.27	(0.29)	(0.02)	(0.27)	—	—	(0.27)	10.03	(0.20)		1,673	0.78		0.39		2.65		15

For the Year Ended October 31, 2017
A	$10.34	$0.22	$(0.02)	$0.20	$(0.22)	$—	$—	$(0.22)	$10.32	2.03%		$12,913	1.10%		0.69%		2.21%		10%
C	10.34	0.21	(0.02)	0.19	(0.21)	—	—	(0.21)	10.32	1.87		3,317	1.81		0.84		2.06		10
I	10.34	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	10.32	2.29		5,917	0.81		0.44		2.46		10
F(5)	10.04	0.17	0.28	0.45	(0.17)	—	—	(0.17)	10.32	4.52	(6)	1,127	0.80	(7)	0.39	(7)	2.48	(7)	10

For the Year Ended October 31, 2016
A	$10.09	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$10.34	4.62%		$9,933	1.70%		0.70	%(14)	2.06%		13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86		3,034	2.39		1.45	(14)	1.33		13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89		6,140	1.39		0.45	(14)	2.33		13

For the Period Ended October 31, 2015
A(15)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(6)	$3,075	1.11	%(7)	0.69	%(7)	1.83	%(7)	21%
C(15)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(6)	2,533	1.83	(7)	1.44	(7)	1.07	(7)	21
I(15)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(6)	5,107	0.83	(7)	0.44	(7)	2.07	(7)	21

The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2018
A	$8.60	$0.22	$(0.23)	$(0.01)	$(0.22)	$—	$—	$(0.22)	$8.37	(0.11)%		$325,322	0.70%		0.69%		2.60%		23%
C	8.60	0.16	(0.23)	(0.07)	(0.16)	—	—	(0.16)	8.37	(0.86)		77,408	1.46		1.44		1.85		23
I	8.61	0.24	(0.23)	0.01	(0.24)	—	—	(0.24)	8.38	0.14		325,853	0.45		0.44		2.85		23
Y(16)	8.52	0.10	(0.14)	(0.04)	(0.10)	—	—	(0.10)	8.38	(0.46	)(6)	14,574	0.44	(7)	0.44	(7)	2.87	(7)	23
F	8.61	0.25	(0.23)	0.02	(0.25)	—	—	(0.25)	8.38	0.20		43,617	0.38		0.38		2.90		23

For the Year Ended October 31, 2017
A	$8.69	$0.22	$(0.09)	$0.13	$(0.22)	$—	$—	$(0.22)	$8.60	1.50%		$251,143	0.68%		0.68%		2.53%		23%
C	8.69	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.60	0.73		100,507	1.44		1.44		1.77		23
I	8.71	0.24	(0.10)	0.14	(0.24)	—	—	(0.24)	8.61	1.63		302,855	0.44		0.44		2.77		23
F(5)	8.46	0.16	0.15	0.31	(0.16)	—	—	(0.16)	8.61	3.69	(6)	25,280	0.39	(7)	0.39	(7)	2.77	(7)	23

For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%		$283,275	0.70%		0.70	%(17)	2.44%		22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50		964	1.51		1.45	(17)	1.74		22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50		127,960	1.46		1.45	(17)	1.69		22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66		337,900	0.46		0.45	(17)	2.68		22

For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%		$212,254	0.81%		0.75%		2.82%		21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08		2,425	1.63		1.51		2.06		21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08		97,729	1.57		1.51		2.07		21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10		166,610	0.56		0.50		3.08		21

The accompanying notes are an integral part of these financial statements.

211

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Municipal Opportunities Fund – (continued)

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2018
A	$10.04	$0.16	$(0.16)	$—	$(0.16)	$—	$—	$(0.16)	$9.88	(0.03)%		$8,984	1.20%		0.61%		1.58%		24%
C	10.04	0.15	(0.17)	(0.02)	(0.15)	—	—	(0.15)	9.87	(0.24)		3,157	1.94		0.73		1.46		24
I	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.08		6,789	0.92		0.41		1.78		24
F	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.09		979	0.90		0.39		1.80		24

For the Year Ended October 31, 2017
A	$10.08	$0.12	$(0.04)	$0.08	$(0.12)	$—	$—	$(0.12)	$10.04	0.81%		$8,363	1.15%		0.67%		1.21%		20%
C	10.08	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	10.04	0.54		3,614	1.88		0.95		0.92		20
I	10.08	0.14	(0.03)	0.11	(0.14)	—	—	(0.14)	10.05	1.15		7,246	0.87		0.44		1.44		20
F(5)	9.96	0.10	0.09	0.19	(0.10)	—	—	(0.10)	10.05	1.91	(6)	509	0.87	(7)	0.39	(7)	1.53	(7)	20

For the Year Ended October 31, 2016
A	$10.06	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.08	1.15%		$8,383	1.55%		0.70	%(14)	0.95%		12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50		4,067	2.29		1.45	(14)	0.20		12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40		5,915	1.27		0.45	(14)	1.20		12

For the Period Ended October 31, 2015
A(15)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(6)	$3,993	1.12	%(7)	0.69	%(7)	0.75	%(7)	6%
C(15)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(6)	3,137	1.82	(7)	1.44	(7)	(0.02	)(7)	6
I(15)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(6)	5,106	0.78	(7)	0.44	(7)	0.97	(7)	6

The Hartford Quality Bond Fund
For the Year Ended October 31, 2018
A	$9.95	$0.21	$(0.38)	$(0.17)	$(0.23)	$—	$—	$(0.23)	$9.55	(1.84)%		$10,117	0.93%		0.82%		2.11%		67%
C	9.87	0.13	(0.38)	(0.25)	(0.15)	—	—	(0.15)	9.47	(2.65)		2,630	1.75		1.60		1.33		67
I	9.95	0.23	(0.37)	(0.14)	(0.26)	—	—	(0.26)	9.55	(1.45)		1,760	0.65		0.54		2.32		67
R3	9.93	0.17	(0.37)	(0.20)	(0.20)	—	—	(0.20)	9.53	(2.18)		196	1.27		1.15		1.79		67
R4	9.96	0.22	(0.37)	(0.15)	(0.25)	—	—	(0.25)	9.56	(1.56)		11	1.00		0.63		2.29		67
R5	9.96	0.23	(0.38)	(0.15)	(0.25)	—	—	(0.25)	9.56	(1.49)		29	0.67		0.56		2.37		67
Y	10.04	0.24	(0.38)	(0.14)	(0.26)	—	—	(0.26)	9.64	(1.43)		15	0.61		0.54		2.39		67
F	9.96	0.24	(0.37)	(0.13)	(0.27)	—	—	(0.27)	9.56	(1.47)		108,531	0.55		0.44		2.49		67

For the Year Ended October 31, 2017
A	$10.34	$0.16	$(0.20)	$(0.04)	$(0.19)	$(0.16)	$—	$(0.35)	$9.95	(0.35)%		$13,410	1.01%		0.95%		1.59%		94%
C	10.26	0.08	(0.20)	(0.12)	(0.11)	(0.16)	—	(0.27)	9.87	(1.11)		2,558	1.77		1.70		0.82		94
I	10.35	0.18	(0.21)	(0.03)	(0.21)	(0.16)	—	(0.37)	9.95	(0.20)		3,852	0.76		0.70		1.77		94
R3	10.32	0.13	(0.20)	(0.07)	(0.16)	(0.16)	—	(0.32)	9.93	(0.66)		251	1.37		1.25		1.34		94
R4	10.35	0.16	(0.20)	(0.04)	(0.19)	(0.16)	—	(0.35)	9.96	(0.30)		11	1.12		0.91		1.59		94
R5	10.35	0.19	(0.20)	(0.01)	(0.22)	(0.16)	—	(0.38)	9.96	(0.05)		30	0.77		0.65		1.89		94
Y	10.36	0.18	(0.18)	—	(0.16)	(0.16)	—	(0.32)	10.04	0.01		15	0.65		0.60		1.80		94
F(5)	9.94	0.14	0.04	0.18	(0.16)	—	—	(0.16)	9.96	1.80	(6)	116,939	0.66	(7)	0.55	(7)	2.14	(7)	94

For the Year Ended October 31, 2016
A	$10.19	$0.12	$0.24	$0.36	$(0.14)	$(0.07)	$—	$(0.21)	$10.34	3.54%		$14,294	1.04%		0.96	%(18)	1.14%		84%
C	10.12	0.04	0.23	0.27	(0.06)	(0.07)	—	(0.13)	10.26	2.70		3,890	1.78		1.71	(18)	0.40		84
I	10.21	0.14	0.24	0.38	(0.17)	(0.07)	—	(0.24)	10.35	3.73		12,254	0.78		0.71	(18)	1.40		84
R3	10.17	0.06	0.31	0.37	(0.15)	(0.07)	—	(0.22)	10.32	3.66		198	1.38		1.26	(18)	0.57		84
R4	10.19	0.08	0.33	0.41	(0.18)	(0.07)	—	(0.25)	10.35	4.08		24	1.07		0.96	(18)	0.75		84
R5	10.21	0.11	0.33	0.44	(0.23)	(0.07)	—	(0.30)	10.35	4.37		45	0.77		0.66	(18)	1.05		84
Y	10.21	0.16	0.24	0.40	(0.18)	(0.07)	—	(0.25)	10.36	3.90		93,809	0.67		0.61	(18)	1.53		84

The accompanying notes are an integral part of these financial statements.

212

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Quality Bond Fund – (continued)
For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%	$11,513	1.18%	0.90%		0.43%	20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28	2,453	1.93	1.64		(0.31)	20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37	2,283	0.89	0.61		0.71	20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69	2,082	1.58	1.25		0.07	20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95	2,100	1.28	0.95		0.37	20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32	2,119	0.98	0.65		0.67	20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36	9,547	0.89	0.60		0.72	20

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%	$8,568	1.26%	0.86%		0.52%	27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75	1,882	2.01	1.61		(0.22)	27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83	2,119	0.98	0.58		0.81	27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17	2,048	1.68	1.23		0.17	27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53	2,060	1.38	0.93		0.47	27
R5	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.79	2,072	1.08	0.63		0.77	27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84	9,333	0.98	0.58		0.82	27

The Hartford Short Duration Fund
For the Year Ended October 31, 2018
A	$9.87	$0.23	$(0.17)	$0.06	$(0.23)	$—	$—	$(0.23)	$9.70	0.66%	$516,715	0.91%	0.85%		2.39%	29%
C	9.87	0.16	(0.18)	(0.02)	(0.16)	—	—	(0.16)	9.69	(0.19)	71,192	1.61	1.60		1.63	29
I	9.89	0.26	(0.18)	0.08	(0.26)	—	—	(0.26)	9.71	0.85	227,412	0.56	0.56		2.68	29
R3	9.84	0.22	(0.17)	0.05	(0.22)	—	—	(0.22)	9.67	0.52	960	1.21	0.99		2.25	29
R4	9.85	0.23	(0.17)	0.06	(0.23)	—	—	(0.23)	9.68	0.66	645	0.91	0.85		2.39	29
R5	9.86	0.26	(0.17)	0.09	(0.26)	—	—	(0.26)	9.69	0.96	1,125	0.61	0.55		2.71	29
Y	9.84	0.27	(0.18)	0.09	(0.26)	—	—	(0.26)	9.67	0.97	14,983	0.54	0.54		2.73	29
F	9.89	0.27	(0.17)	0.10	(0.27)	—	—	(0.27)	9.72	1.02	173,198	0.49	0.49		2.76	29

For the Year Ended October 31, 2017
A	$9.88	$0.20	$(0.01)	$0.19	$(0.20)	$—	$—	$(0.20)	$9.87	1.94%	$523,916	0.86%	0.84%		2.02%	42%
C	9.88	0.13	(0.01)	0.12	(0.13)	—	—	(0.13)	9.87	1.20	103,013	1.58	1.57		1.29	42
I	9.90	0.23	(0.01)	0.22	(0.23)	—	—	(0.23)	9.89	2.21	185,948	0.58	0.58		2.29	42
R3	9.86	0.17	(0.02)	0.15	(0.17)	—	—	(0.17)	9.84	1.58	1,175	1.22	1.09		1.77	42
R4	9.87	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)	9.85	1.83	626	0.92	0.85		2.01	42
R5	9.86	0.23	—	0.23	(0.23)	—	—	(0.23)	9.86	2.33	807	0.60	0.55		2.33	42
Y	9.86	0.23	(0.02)	0.21	(0.23)	—	—	(0.23)	9.84	2.17	5,549	0.50	0.50		2.32	42
F(5)	9.88	0.16	0.01	0.17	(0.16)	—	—	(0.16)	9.89	1.73 (6)	103,896	0.49 (7)	0.49	(7)	2.45 (7)	42

For the Year Ended October 31, 2016
A	$9.80	$0.17	$0.08	$0.25	$(0.17)	$—	$—	$(0.17)	$9.88	2.56%	$530,178	0.90%	0.86	%(19)	1.69%	41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66	2,393	1.04	0.86	(19)	1.67	41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80	125,548	1.61	1.61	(19)	0.94	41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86	189,645	0.57	0.57	(19)	1.98	41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26	1,167	1.24	1.16	(19)	1.38	41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56	661	0.94	0.86	(19)	1.68	41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87	209	0.63	0.56	(19)	2.02	41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92	45,768	0.51	0.51	(19)	2.05	41

For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%	$469,337	0.90%	0.85%		1.51%	31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80	4,450	1.03	0.85		1.56	31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05	120,116	1.60	1.60		0.81	31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11	126,578	0.54	0.54		1.87	31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60	1,084	1.23	1.15		1.26	31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90	677	0.92	0.85		1.56	31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10	111	0.62	0.55		1.86	31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25	8,412	0.51	0.51		1.91	31

The accompanying notes are an integral part of these financial statements.

213

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Short Duration Fund – (continued)

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%		$469,415	0.91%	0.85%		1.50%	50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33		6,510	1.01	0.85		1.51	50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48		128,158	1.60	1.60		0.76	50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52		208,183	0.55	0.55		1.79	50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84		879	1.23	1.15		1.20	50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14		997	0.92	0.85		1.50	50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54		109	0.61	0.55		1.80	50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49		5,134	0.50	0.50		1.83	50

The Hartford Strategic Income Fund
For the Year Ended October 31, 2018
A	$9.00	$0.33	$(0.40)	$(0.07)	$(0.52)	$—	$—	$(0.52)	$8.41	(0.77)%		$164,749	1.05%	0.95%		3.78%	63%
C	9.03	0.26	(0.39)	(0.13)	(0.45)	—	—	(0.45)	8.45	(1.49)		48,099	1.78	1.70		3.03	63
I	9.03	0.35	(0.40)	(0.05)	(0.55)	—	—	(0.55)	8.43	(0.63)		88,704	0.77	0.70		4.03	63
R3	8.98	0.30	(0.39)	(0.09)	(0.50)	—	—	(0.50)	8.39	(1.10)		306	1.37	1.25		3.48	63
R4	8.99	0.33	(0.40)	(0.07)	(0.52)	—	—	(0.52)	8.40	(0.79)		560	1.08	0.95		3.78	63
R5	8.99	0.35	(0.39)	(0.04)	(0.55)	—	—	(0.55)	8.40	(0.46)		4,446	0.78	0.65		4.12	63
R6	8.99	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.40	(0.41)		150	0.66	0.60		4.15	63
Y	8.99	0.36	(0.40)	(0.04)	(0.56)	—	—	(0.56)	8.39	(0.49)		2,513	0.72	0.60		4.14	63
F	9.02	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.43	(0.41)		153,833	0.66	0.60		4.13	63

For the Year Ended October 31, 2017
A	$8.76	$0.36	$0.26	$0.62	$(0.38)	$—	$—	$(0.38)	$9.00	7.26%		$161,969	1.03%	0.95%		4.02%	82%
C	8.79	0.29	0.26	0.55	(0.31)	—	—	(0.31)	9.03	6.38		74,017	1.74	1.70		3.29	82
I	8.79	0.37	0.27	0.64	(0.40)	—	—	(0.40)	9.03	7.51		83,345	0.76	0.70		4.11	82
R3	8.75	0.33	0.25	0.58	(0.35)	—	—	(0.35)	8.98	6.83		329	1.45	1.25		3.70	82
R4	8.76	0.35	0.26	0.61	(0.38)	—	—	(0.38)	8.99	7.13		748	1.08	0.95		4.00	82
R5	8.76	0.38	0.26	0.64	(0.41)	—	—	(0.41)	8.99	7.48		1,467	0.75	0.65		4.25	82
R6	8.75	0.39	0.26	0.65	(0.41)	—	—	(0.41)	8.99	7.66		11	0.70	0.60		4.41	82
Y	8.75	0.42	0.23	0.65	(0.41)	—	—	(0.41)	8.99	7.67		657	0.64	0.60		4.79	82
F(5)	8.79	0.25	0.20	0.45	(0.22)	—	—	(0.22)	9.02	5.21	(6)	180,163	0.64 (7)	0.60	(7)	4.08 (7)	82

For the Year Ended October 31, 2016
A	$8.53	$0.39	$0.19	$0.58	$(0.35)	$—	$—	$(0.35)	$8.76	7.02%		$120,051	1.05%	0.96	%(20)	4.54%	55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98		2,205	1.27	1.11	(20)	4.37	55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27		74,607	1.75	1.71	(20)	3.78	55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29		31,317	0.75	0.71	(20)	4.79	55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81		267	1.42	1.26	(20)	4.23	55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15		224	1.08	0.96	(20)	4.55	55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49		413	0.76	0.66	(20)	4.87	55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		11	0.65	0.61	(20)	4.88	55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		164,098	0.65	0.61	(20)	4.89	55

For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%	0.95%		4.23%	66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85	1.70		3.60	66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74	1.70		3.61	66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73	0.70		4.61	66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41	1.25		4.04	66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08	0.95		4.37	66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75	0.65		4.70	66
R6(21)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(6)	10	0.69 (7)	0.59	(7)	4.78 (7)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64	0.60		4.70	66

The accompanying notes are an integral part of these financial statements.

214

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Strategic Income Fund – (continued)

For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%	$144,172	1.01%	0.95%		3.82%	71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25	6,367	1.82	1.70		3.10	71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26	109,960	1.72	1.69		3.08	71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32	48,809	0.71	0.68		4.09	71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64	213	1.40	1.25		3.54	71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06	131	1.05	0.95		3.83	71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38	120	0.73	0.65		4.10	71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55	113,356	0.63	0.60		4.25	71

The Hartford Total Return Bond Fund
For the Year Ended October 31, 2018
A	$10.44	$0.28	$(0.48)	$(0.20)	$(0.32)	$—	$—	$(0.32)	$9.92	(1.95)%	$774,821	0.82%	0.82%		2.72%	74%
C	10.46	0.20	(0.49)	(0.29)	(0.20)	—	—	(0.20)	9.97	(2.79)	30,760	1.61	1.60		1.93	74
I	10.45	0.31	(0.48)	(0.17)	(0.33)	—	—	(0.33)	9.95	(1.68)	51,131	0.51	0.51		3.03	74
R3	10.64	0.25	(0.50)	(0.25)	(0.25)	—	—	(0.25)	10.14	(2.37)	5,000	1.16	1.15		2.38	74
R4	10.62	0.28	(0.49)	(0.21)	(0.32)	—	—	(0.32)	10.09	(2.04)	11,153	0.85	0.85		2.67	74
R5	10.62	0.31	(0.49)	(0.18)	(0.38)	—	—	(0.38)	10.06	(1.74)	1,548	0.56	0.56		2.98	74
R6	10.61	0.32	(0.50)	(0.18)	(0.40)	—	—	(0.40)	10.03	(1.72)	1,678	0.44	0.44		3.11	74
Y	10.61	0.32	(0.50)	(0.18)	(0.39)	—	—	(0.39)	10.04	(1.69)	449,292	0.48	0.48		3.06	74
F	10.46	0.31	(0.47)	(0.16)	(0.40)	—	—	(0.40)	9.90	(1.59)	678,207	0.44	0.44		3.10	74

For the Year Ended October 31, 2017
A	$10.48	$0.26	$(0.04)	$0.22	$(0.26)	$—	$—	$(0.26)	$10.44	2.19%	$772,486	0.84%	0.84%		2.55%	56%
C	10.50	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	10.46	1.43	59,204	1.58	1.58		1.82	56
I	10.49	0.29	(0.04)	0.25	(0.29)	—	—	(0.29)	10.45	2.41	35,182	0.77	0.62		2.78	56
R3	10.68	0.23	(0.04)	0.19	(0.23)	—	—	(0.23)	10.64	1.86	5,851	1.17	1.17		2.22	56
R4	10.66	0.27	(0.04)	0.23	(0.27)	—	—	(0.27)	10.62	2.18	14,290	0.85	0.85		2.54	56
R5	10.65	0.30	(0.03)	0.27	(0.30)	—	—	(0.30)	10.62	2.48	1,548	0.55	0.55		2.84	56
R6	10.64	0.30	(0.02)	0.28	(0.31)	—	—	(0.31)	10.61	2.69	1,092	0.45	0.44		2.87	56
Y	10.65	0.31	(0.04)	0.27	(0.31)	—	—	(0.31)	10.61	2.57	438,589	0.46	0.46		2.96	56
F(5)	10.32	0.20	0.14	0.34	(0.20)	—	—	(0.20)	10.46	3.36 (6)	937,170	0.44 (7)	0.44	(7)	2.88 (7)	56

For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%	$782,964	0.87%	0.87	%(22)	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	1.63	(22)	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	1.60	(22)	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	0.61	(22)	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	1.18	(22)	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	0.86	(22)	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	0.56	(22)	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	0.45	(22)	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	0.45	(22)	3.10	41

For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%	$672,638	0.87%	0.87%		2.20%	57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)	10,528	1.86	1.62		1.43	57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)	67,147	1.59	1.59		1.50	57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67	23,201	0.56	0.56		2.60	57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07	6,198	1.16	1.16		1.93	57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39	15,610	0.84	0.84		2.25	57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68	1,423	0.55	0.55		2.57	57
R6(21)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65 (6)	10	0.50 (7)	0.50	(7)	2.61 (7)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79	1,103,177	0.44	0.44		2.67	57

The accompanying notes are an integral part of these financial statements.

215

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Total Return Bond Fund – (continued)

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22		$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%	$602,306	1.00%	0.91%		2.26%	84%
B	10.40	0.16	0.22		0.38	(0.15)	—	—	(0.15)	10.63	3.72	19,329	1.93	1.65		1.52	84
C	10.49	0.16	0.22		0.38	(0.15)	—	—	(0.15)	10.72	3.68	70,539	1.72	1.65		1.51	84
I	10.49	0.27	0.22		0.49	(0.26)	—	—	(0.26)	10.72	4.75	11,737	0.67	0.62		2.51	84
R3	10.66	0.21	0.23		0.44	(0.20)	—	—	(0.20)	10.90	4.16	6,868	1.28	1.21		1.96	84
R4	10.64	0.24	0.23		0.47	(0.23)	—	—	(0.23)	10.88	4.48	16,342	0.96	0.90		2.26	84
R5	10.64	0.27	0.24		0.51	(0.27)	—	—	(0.27)	10.88	4.79	978	0.67	0.60		2.55	84
Y	10.63	0.29	0.22		0.51	(0.27)	—	—	(0.27)	10.87	4.89	1,003,275	0.56	0.51		2.66	84

The Hartford World Bond Fund
For the Year Ended October 31, 2018
A	$10.45	$0.11	$0.12		$0.23	$(0.03)	$—	$—	$(0.03)	$10.65	2.18%	$339,123	1.04%	1.04%		1.04%	115%
C	10.31	0.03	0.12		0.15	(0.01)	—	—	(0.01)	10.45	1.44	78,993	1.77	1.77		0.30	115
I	10.50	0.14	0.12		0.26	(0.04)	—	—	(0.04)	10.72	2.45	1,943,254	0.76	0.76		1.32	115
R3	10.41	0.07	0.12		0.19	(0.02)	—	—	(0.02)	10.58	1.82	1,161	1.38	1.36		0.67	115
R4	10.46	0.11	0.11		0.22	(0.03)	—	—	(0.03)	10.65	2.09	847	1.08	1.07		1.02	115
R5	10.51	0.14	0.11		0.25	(0.04)	—	—	(0.04)	10.72	2.35	3,840	0.78	0.77		1.34	115
R6	10.53	0.16	0.11		0.27	(0.04)	—	—	(0.04)	10.76	2.58	10,009	0.67	0.67		1.50	115
Y	10.53	0.15	0.11		0.26	(0.04)	—	—	(0.04)	10.75	2.44	670,390	0.71	0.71		1.40	115
F	10.51	0.15	0.12		0.27	(0.04)	—	—	(0.04)	10.74	2.58	1,571,981	0.66	0.66		1.43	115

For the Year Ended October 31, 2017
A	$10.36	$0.11	$(0.02	)(23)	$0.09	$—	$—	$—	$—	$10.45	0.87%	$331,084	1.08%	1.05%		1.02%	100%
C	10.29	0.03	(0.01	)(23)	0.02	—	—	—	—	10.31	0.19	101,882	1.78	1.78		0.30	100
I	10.39	0.13	(0.02	)(23)	0.11	—	—	—	—	10.50	1.16	1,880,345	0.85	0.80		1.26	100
R3	10.35	0.07	(0.01	)(23)	0.06	—	—	—	—	10.41	0.58	2,139	1.40	1.35		0.70	100
R4	10.37	0.11	(0.02	)(23)	0.09	—	—	—	—	10.46	0.87	664	1.10	1.05		1.03	100
R5	10.38	0.13	—		0.13	—	—	—	—	10.51	1.25	2,087	0.79	0.75		1.27	100
R6	10.40	0.14	(0.01	)(23)	0.13	—	—	—	—	10.53	1.25	1,176	0.71	0.69		1.36	100
Y	10.40	0.14	(0.01	)(23)	0.13	—	—	—	—	10.53	1.25	490,321	0.70	0.70		1.37	100
F(5)	10.32	0.08	0.11	(23)	0.19	—	—	—	—	10.51	1.84 (6)	1,235,664	0.68 (7)	0.68	(7)	1.14 (7)	100

For the Year Ended October 31, 2016
A	$10.47	$0.11	$0.07		$0.18	$—	$(0.26)	$(0.03)	$(0.29)	$10.36	1.78%	$481,126	1.13%	1.07	%(24)	1.12%	122%
C	10.46	0.04	0.06		0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95	155,828	1.79	1.79	(24)	0.40	122
I	10.49	0.14	0.06		0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91	2,407,302	0.81	0.81	(24)	1.39	122
R3	10.48	0.09	0.06		0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48	1,882	1.41	1.37	(24)	0.85	122
R4	10.48	0.11	0.07		0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79	1,228	1.10	1.07	(24)	1.11	122
R5	10.48	0.15	0.06		0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02	1,137	0.83	0.77	(24)	1.46	122
R6	10.49	0.16	0.06		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14	790	0.74	0.72	(24)	1.52	122
Y	10.49	0.15	0.07		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15	568,934	0.69	0.69	(24)	1.50	122

For the Year Ended October 31, 2015
A	$10.76	$0.09	$—		$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%	$624,111	1.08%	1.05%		0.84%	99%
C	10.74	0.01	0.01	(23)	0.02	(0.30)	—	—	(0.30)	10.46	0.17	175,560	1.77	1.77		0.13	99
I	10.77	0.12	—		0.12	(0.40)	—	—	(0.40)	10.49	1.16	2,283,590	0.77	0.77		1.13	99
R3	10.77	0.06	(0.01)		0.05	(0.34)	—	—	(0.34)	10.48	0.48	810	1.39	1.35		0.55	99
R4	10.78	0.10	(0.02)		0.08	(0.38)	—	—	(0.38)	10.48	0.71	4,850	1.08	1.05		0.98	99
R5	10.76	0.12	—		0.12	(0.40)	—	—	(0.40)	10.48	1.19	297	0.83	0.75		1.17	99
R6(21)	10.78	0.14	(0.02)		0.12	(0.41)	—	—	(0.41)	10.49	1.18 (6)	188	0.74 (7)	0.70	(7)	1.32 (7)	99
Y	10.77	0.13	—		0.13	(0.41)	—	—	(0.41)	10.49	1.27	634,789	0.67	0.67		1.24	99

The accompanying notes are an integral part of these financial statements.

216

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford World Bond Fund – (continued)

For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17	$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%	$422,689	1.02%	0.99%	1.15%	140%
C	10.61	0.04	0.17	0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00	179,147	1.76	1.73	0.41	140
I	10.64	0.15	0.17	0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03	1,966,455	0.76	0.74	1.40	140
R3	10.64	0.09	0.17	0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42	759	1.39	1.32	0.82	140
R4	10.64	0.12	0.18	0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80	725	1.07	1.02	1.12	140
R5	10.63	0.15	0.17	0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03	226	0.79	0.70	1.42	140
Y	10.64	0.16	0.17	0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11	517,167	0.67	0.64	1.50	140

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(9)

Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(10)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(11)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)	Included in this amount are tax distributions from capital of less than ($ 0.01).
(13)

Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(14)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(15)	Commenced operations on May 29, 2015.
(16)	Commenced operations on May 31, 2018.
(17)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(18)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)

Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(20)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(21)	Commenced operations on November 7, 2014.
(22)

Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(23)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(24)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

217

Hartford Fixed Income Funds

Notes to Financial Statements

October 31, 2018

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty series, as of October 31, 2018. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund has registered for sale Class A, Class T, Class C, Class I and Class F shares. As of October 31, 2018, Class T shares have not commenced operations. In addition, each Fund, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund, offer Class R3, Class R4 and Class R5 shares. Each Fund, except Municipal Income Fund and Municipal Short Duration Fund, has registered for sale Class Y shares. Strategic Income Fund, Total Return Bond Fund and World Bond Fund have registered for sale Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares are sold with a front-end sales charge of up to 3.00% for Floating Rate Fund and Floating Rate High Income Fund and up to 2.00% for Short Duration Fund. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

218

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

219

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating

220

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)

Disclosure Update and Simplification – Per the SEC Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly.

Below is the characterization of the Fund distributions for the year ended October 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the October 31, 2017 Annual Report:

Distributions to Shareholders Year Ended October 31, 2017:
From net investment income
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Total
Emerging Markets Local Debt Fund	$(284,894)	$—	$(82,993)	$(1,425,078)	$(523)	$(2,266)	$(518)	$—	$(3,612,576)	$(21,990)	$(5,430,838)
Floating Rate Fund	(30,382,592)	(54,241)	(32,799,511)	(67,793,244)	(359,006)	(260,730)	(77,544)	—	(14,437,545)	(366,550)	(146,530,963)
Floating Rate High Income Fund	(5,055,054)	—	(2,715,436)	(9,365,955)	(11,591)	(28,094)	(57,141)	—	(170,847)	(125,899)	(17,530,017)
High Yield Fund	(11,318,029)	(30,943)	(2,448,924)	(2,469,522)	(136,427)	(78,351)	(38,596)	—	(335,845)	(571,508)	(17,428,145)
Inflation Plus Fund	(2,601,063)	—	(541,095)	(854,272)	(474,320)	(171,472)	(40,443)	—	(1,657,653)	—	(6,340,318)
Municipal Income Fund	(254,920)	—	(64,978)	(150,585)	—	—	—	—	—	(4,852)	(475,335)
Municipal Opportunities Fund	(6,384,521)	(6,196)	(1,960,067)	(8,227,242)	—	—	—	—	—	(133,771)	(16,711,797)
Municipal Short Duration Fund	(95,952)	—	(34,369)	(95,767)	—	—	—	—	—	(1,563)	(227,651)
Quality Bond Fund	(262,923)	—	(35,886)	(136,565)	(4,127)	(243)	(893)	—	(904,814)	(1,435,773)	(2,781,224)
Short Duration Fund	(10,660,453)	(21,062)	(1,469,129)	(4,622,741)	(22,839)	(12,675)	(12,682)	—	(514,860)	(895,311)	(18,231,752)
Strategic Income Fund	(5,222,326)	(50,657)	(2,428,318)	(2,049,875)	(10,154)	(9,550)	(25,258)	(507)	(3,885,223)	(3,521,055)	(17,202,923)
Total Return Bond Fund	(19,090,930)	(33,906)	(1,154,490)	(4,256,995)	(132,547)	(365,819)	(41,344)	(12,470)	(20,674,042)	(12,245,097)	(58,007,640)
World Bond Fund	—	—	—	—	—	—	—	—	—	—	—

From net realized gain on investments
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F	Total
Emerging Markets Local Debt Fund	$—	$—	$—	$—	$—	$—	$—	$		$—	$—	$—
Floating Rate Fund	—	—	—	—	—	—	—			—	—	—
Floating Rate High Income Fund	—	—	—	—	—	—	—			—	—	—
High Yield Fund	—	—	—	—	—	—	—			—	—	—
Inflation Plus Fund	—	—	—	—	—	—	—			—	—	—
Municipal Income Fund	—	—	—	—	—	—	—			—	—	—
Municipal Opportunities Fund	—	—	—	—	—	—	—			—	—	—
Municipal Short Duration Fund	—	—	—	—	—	—	—			—	—	—
Quality Bond Fund	(245,660)	—	(64,716)	(178,941)	(3,019)	(365)	(689)			(1,403,142)	—	(1,896,532)
Short Duration Fund	—	—	—	—	—	—	—		—	—	—	—
Strategic Income Fund	—	—	—	—	—	—	—		—	—	—	—
Total Return Bond Fund	—	—	—	—	—	—	—		—	—	—	—
World Bond Fund	—	—	—	—	—	—	—		—	—	—	—

221

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Below is the Undistributed (Distribution in excess of) Net Investment Income for the year ended October 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the October 31, 2017 Annual Report:

Fund	Undistributed (Distribution in excess of) Net Investment Income
Emerging Markets Local Debt Fund	$26,496,381
Floating Rate Fund	(2,949,559)
Floating Rate High Income Fund	(306,337)
High Yield Fund	(179,467)
Inflation Plus Fund	21,724,821
Municipal Income Fund	7,425
Municipal Opportunities Fund	166,371
Municipal Short Duration Fund	6,107
Quality Bond Fund	329,502
Short Duration Fund	639,165
Strategic Income Fund	11,350,015
Total Return Bond Fund	15,046,078
World Bond Fund	(45,098,181)

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2018.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2018.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of

222

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2018.

d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2018.

e)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2018.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.

During the year ended October 31, 2018, Inflation Plus Fund had used Bond Forwards.

b)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

223

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

During the year ended October 31, 2018, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Foreign Currency Contracts.

c)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2018, Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Futures Contracts.

d)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended October 31, 2018, Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Options Contracts.

e)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing

224

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended October 31, 2018, Floating Rate Fund, Floating Rate High Income Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include

225

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended October 31, 2018, Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended October 31, 2018, Floating Rate Fund and Floating Rate High Income Fund had used Total Return Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the year ended October 31, 2018, Emerging Markets Local Debt Fund had used Cross Currency Swaps.

g)	Additional Derivative Instrument Information:

Emerging Markets Local Debt Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$82,791	$531,479	$—	$—	$—	$—	$614,270
Unrealized appreciation on futures contracts(1)	151,621	—	—	—	—	—	151,621
Unrealized appreciation on foreign currency contracts	—	7,834,431	—	—	—	—	7,834,431
Unrealized appreciation on swap contracts(2)	131,275	803,095	—	—	—	—	934,370

Total	$365,687	$9,169,005	$—	$—	$—	$—	$9,534,692

Liabilities:
Unrealized depreciation on futures contracts(1)	$73,179	$—	$—	$—	$—	$—	$73,179
Unrealized depreciation on foreign currency contracts	—	6,806,894	—	—	—	—	6,806,894
Written options, market value	—	205,542	—	—	—	—	205,542
Unrealized depreciation on swap contracts(2)	212,552	373,677	—	—	—	—	586,229

Total	$285,731	$7,386,113	$—	$—	$—	$—	$7,671,844

226

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Emerging Markets Local Debt Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$(557,840)	$—	$—	$—	$—	$(557,840)
Net realized gain (loss) on futures contracts	8,393	—	—	—	—	—	8,393
Net realized gain (loss) on written options contracts	—	495,483	—	—	—	—	495,483
Net realized gain (loss) on swap contracts	204,836	(354,186)	(37,735)	—	—	—	(187,085)
Net realized gain (loss) on foreign currency contracts	—	(3,106,835)	—	—	—	—	(3,106,835)

Total	$213,229	$(3,523,378)	$(37,735)	$—	$—	$—	$(3,347,884)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(59,105)	$6,572	$—	$—	$—	$—	$(52,533)
Net change in unrealized appreciation (depreciation) of futures contracts	71,671	—	—	—	—	—	71,671
Net change in unrealized appreciation (depreciation) of written options contracts	—	155,964	—	—	—	—	155,964
Net change in unrealized appreciation (depreciation) of swap contracts	(59,592)	429,418	—	—	—	—	369,826
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	3,053,698	—	—	—	—	3,053,698

Total	$(47,026)	$3,645,652	$—	$—	$—	$—	$3,598,626

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	6,275,530,917
Futures Contracts Long at Number of Contracts	83
Futures Contracts Short at Number of Contracts	(75)
Written Options Contracts at Number of Contracts	(55,057,833)
Swap Contracts at Notional Amount	$6,230,012,992
Foreign Currency Contracts Purchased at Contract Amount	$232,465,912
Foreign Currency Contracts Sold at Contract Amount	$173,449,609

Floating Rate Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$446,021	$—	$—	$—	$—	$446,021
Unrealized appreciation on swap contracts(2)	222,432	—	113,160	—	—	—	335,592

Total	$222,432	$446,021	$113,160	$—	$—	$—	$781,613

227

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Floating Rate Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$107,365	$—	$1,458,560	$—	$—	$—	$1,565,925
Net realized gain (loss) on foreign currency contracts	—	20,171,043	—	—	—	—	20,171,043

Total	$107,365	$20,171,043	$1,458,560	$—	$—	$—	$21,736,968

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$222,432	$—	$113,160	$—	$—	$—	$335,592
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(837,293)	—	—	—	—	(837,293)

Total	$222,432	$(837,293)	$113,160	$—	$—	$—	$(501,701)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$67,862,222
Foreign Currency Contracts Purchased at Contract Amount	$7,547,760
Foreign Currency Contracts Sold at Contract Amount	$237,492,620

Floating Rate High Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$105,135	$—	$—	$—	$—	$105,135
Unrealized appreciation on swap contracts(2)	30,700	—	—	—	—	—	30,700

Total	$30,700	$105,135	$—	$—	$—	$—	$135,835

Liabilities:
Unrealized depreciation on swap contracts(2)	$—	$—	$4,878	$—	$—	$—	$4,878

Total	$—	$—	$4,878	$—	$—	$—	$4,878

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(42,664)	$—	$451,308	$—	$—	$—	$408,644
Net realized gain (loss) on foreign currency contracts	—	5,626,481	—	—	—	—	5,626,481

Total	$(42,664)	$5,626,481	$451,308	$—	$—	$—	$6,035,125

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$30,700	$—	$(4,878)	$—	$—	$—	$25,822
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(245,766)	—	—	—	—	(245,766)

Total	$30,700	$(245,766)	$(4,878)	$—	$—	$—	$(219,944)

228

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Floating Rate High Income Fund – (continued)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$10,985,000
Foreign Currency Contracts Purchased at Contract Amount	$1,387,622
Foreign Currency Contracts Sold at Contract Amount	$60,662,079

High Yield Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$9,047	$—	$—	$—	$—	$9,047

Total	$—	$9,047	$—	$—	$—	$—	$9,047

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$159,164	$—	$—	$—	$159,164
Net realized gain (loss) on foreign currency contracts	—	435,686	—	—	—	—	435,686

Total	$—	$435,686	$159,164	$—	$—	$—	$594,850

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$(39,864)	$—	$—	$—	$(39,864)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(71,392)	—	—	—	—	(71,392)

Total	$—	$(71,392)	$(39,864)	$—	$—	$—	$(111,256)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$7,965,000
Foreign Currency Contracts Purchased at Contract Amount	$348,568
Foreign Currency Contracts Sold at Contract Amount	$6,500,383

229

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Inflation Plus Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$444,155	$—	$—	$—	$—	$—	$444,155
Unrealized appreciation on futures contracts(1)	212,592	—	—	—	—	—	212,592
Unrealized appreciation on foreign currency contracts	—	161,686	—	—	—	—	161,686
Unrealized appreciation on swap contracts(2)	3,632,433	—	173,228	—	—	—	3,805,661

Total	$4,289,180	$161,686	$173,228	$—	$—	$—	$4,624,094

Liabilities:
Unrealized depreciation on futures contracts(1)	$519,052	$—	$—	$—	$—	$—	$519,052
Unrealized depreciation on bond forward contracts	219,477	—	—	—	—	—	219,477
Unrealized depreciation on foreign currency contracts	—	1,009,591	—	—	—	—	1,009,591
Unrealized depreciation on swap contracts(2)	26,114	—	—	—	—	—	26,114

Total	$764,643	$1,009,591	$—	$—	$—	$—	$1,774,234

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$116,480	$—	$—	$—	$—	$—	$116,480
Net realized gain (loss) on futures contracts	(1,194,630)	—	—	—	—	—	(1,194,630)
Net realized gain (loss) on written options contracts	(91,966)	—	—	—	—	—	(91,966)
Net realized gain (loss) on swap contracts	(462,749)	—	98,712	—	—	—	(364,037)
Net realized gain (loss) on bond forward contracts	(1,363,843)	—	—	—	—	—	(1,363,843)
Net realized gain (loss) on foreign currency contracts	—	2,408,005	—	—	—	—	2,408,005

Total	$(2,996,708)	$2,408,005	$98,712	$—	$—	$—	$(489,991)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$94,345	$—	$—	$—	$—	$—	$94,345
Net change in unrealized appreciation (depreciation) of futures contracts	(29,757)	—	—	—	—	—	(29,757)
Net change in unrealized appreciation (depreciation) of swap contracts	2,374,116	—	46,283	—	—	—	2,420,399
Net change in unrealized appreciation (depreciation) of bond forward contracts	(414,272)	—	—	—	—	—	(414,272)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,391,545)	—	—	—	—	(1,391,545)

Total	$2,024,432	$(1,391,545)	$46,283	$—	$—	$—	$679,170

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	39,286,000
Futures Contracts Long at Number of Contracts	526
Futures Contracts Short at Number of Contracts	(291)
Swap Contracts at Notional Amount	$111,470,812
Bond Forward Contracts at Contract Amount	$60,555,910
Foreign Currency Contracts Purchased at Contract Amount	$21,395,431
Foreign Currency Contracts Sold at Contract Amount	$44,816,044

230

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Quality Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$998,048	$—	$—	$—	$—	$—	$998,048
Unrealized appreciation on futures contracts(1)	141,587	—	—	—	—	—	141,587
Unrealized appreciation on swap contracts(2)	640,811	—	—	—	—	—	640,811

Total	$1,780,446	$—	$—	$—	$—	$—	$1,780,446

Liabilities:
Unrealized depreciation on futures contracts(1)	$843,109	$—	$—	$—	$—	$—	$843,109
Unrealized depreciation on foreign currency contracts	—	3,868	—	—	—	—	3,868

Total	$843,109	$3,868	$—	$—	$—	$—	$846,977

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$13,355	$—	$—	$—	$—	$—	$13,355
Net realized gain (loss) on futures contracts	(1,553,250)	—	—	—	—	—	(1,553,250)
Net realized gain (loss) on written options contracts	(28,612)	—	—	—	—	—	(28,612)
Net realized gain (loss) on swap contracts	613,820	—	28,718	—	—	—	642,538
Net realized gain (loss) on foreign currency contracts	—	316,223	—	—	—	—	316,223

Total	$(954,687)	$316,223	$28,718	$—	$—	$—	$(609,746)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(32,667)	$—	$—	$—	$—	$—	$(32,667)
Net change in unrealized appreciation (depreciation) of futures contracts	(437,148)	—	—	—	—	—	(437,148)
Net change in unrealized appreciation (depreciation) of swap contracts	655,032	—	—	—	—	—	655,032
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(79,880)	—	—	—	—	(79,880)

Total	$185,217	$(79,880)	$—	$—	$—	$—	$105,337

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	6,166,667
Futures Contracts Long at Number of Contracts	280
Futures Contracts Short at Number of Contracts	(65)
Written Options Contracts at Number of Contracts	(80)
Swap Contracts at Notional Amount	$28,321,458
Foreign Currency Contracts Purchased at Contract Amount	$6,839,619
Foreign Currency Contracts Sold at Contract Amount	$8,092,098

231

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Short Duration Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$884,108	$—	$—	$—	$—	$—	$884,108
Unrealized appreciation on foreign currency contracts	—	10,791	—	—	—	—	10,791

Total	$884,108	$10,791	$—	$—	$—	$—	$894,899

Liabilities:
Unrealized depreciation on futures contracts(1)	$328,387	$—	$—	$—	$—	$—	$328,387

Total	$328,387	$—	$—	$—	$—	$—	$328,387

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$2,611,893	$—	$—	$—	$—	$—	$2,611,893
Net realized gain (loss) on foreign currency contracts	—	553,321	—	—	—	—	553,321

Total	$2,611,893	$553,321	$—	$—	$—	$—	$3,165,214

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(178,505)	$—	$—	$—	$—	$—	$(178,505)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(19,970)	—	—	—	—	(19,970)

Total	$(178,505)	$(19,970)	$—	$—	$—	$—	$(198,475)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	434
Futures Contracts Short at Number of Contracts	(921)
Foreign Currency Contracts Sold at Contract Amount	$6,071,268

Strategic Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$397,017	$—	$—	$—	$—	$—	$397,017
Unrealized appreciation on futures contracts(1)	314,001	177,198	—	—	—	—	491,199
Unrealized appreciation on foreign currency contracts	—	1,080,820	—	—	—	—	1,080,820
Unrealized appreciation on swap contract(2)	1,039,911	—	703,835	—	—	—	1,743,746

Total	$1,750,929	$1,258,018	$703,835	$—	$—	$—	$3,712,782

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,897,613	$361,415	$—	$—	$—	$—	$2,259,028
Unrealized depreciation on foreign currency contracts	—	604,244	—	—	—	—	604,244
Written options, market value	386,922	—	—	—	—	—	386,922
Unrealized depreciation on swap contracts(2)	—	—	1,052,782	—	—	—	1,052,782

Total	$2,284,535	$965,659	$1,052,782	$—	$—	$—	$4,302,976

232

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Strategic Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$95,124	$—	$—	$—	$—	$—	$95,124
Net realized gain (loss) on futures contracts	(4,740,320)	(32,321)	—	—	—	—	(4,772,641)
Net realized gain (loss) on written options contracts	961,981	—	—	—	—	—	961,981
Net realized gain (loss) on swap contracts	990,509	—	580,634	—	—	—	1,571,143
Net realized gain (loss) on foreign currency contracts	—	2,929,414	—	—	—	—	2,929,414

Total	$(2,692,706)	$2,897,093	$580,634	$—	$—	$—	$785,021

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$83,907	$—	$—	$—	$—	$—	$83,907
Net change in unrealized appreciation (depreciation) of futures contracts	(353,191)	(117,370)	—	—	—	—	(470,561)
Net change in unrealized appreciation (depreciation) of written options contracts	(2,096)	—	—	—	—	—	(2,096)
Net change in unrealized appreciation (depreciation) of swap contracts	882,988	—	518,298	—	—	—	1,401,286
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	199,010	—	—	—	—	199,010

Total	$611,608	$81,640	$518,298	$—	$—	$—	$1,211,546

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	33,671,778
Futures Contracts Long at Number of Contracts	1,954
Futures Contracts Short at Number of Contracts	(583)
Written Options Contracts at Number of Contracts	(126,664,667)
Swap Contracts at Notional Amount	$173,428,338
Foreign Currency Contracts Purchased at Contract Amount	$52,758,876
Foreign Currency Contracts Sold at Contract Amount	$86,312,753

Total Return Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$6,402,309	$—	$—	$—	$—	$—	$6,402,309
Unrealized appreciation on futures contracts(1)	656,515	—	—	—	—	—	656,515
Unrealized appreciation on foreign currency contracts	—	459,704	—	—	—	—	459,704
Unrealized appreciation on swap contracts(2)	6,964,410	—	971,077	—	—	—	7,935,487

Total	$14,023,234	$459,704	$971,077	$—	$—	$—	$15,454,015

Liabilities:
Unrealized depreciation on futures contracts(1)	$3,718,174	$—	$—	$—	$—	$—	$3,718,174
Unrealized depreciation on foreign currency contracts	—	29,228	—	—	—	—	29,228
Written options, market value	505,978	—	—	—	—	—	505,978
Unrealized depreciation on swap contracts(2)	—	—	2,319,343	—	—	—	2,319,343

Total	$4,224,152	$29,228	$2,319,343	$—	$—	$—	$6,572,723

233

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Total Return Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$485,107	$—	$—	$—	$—	$—	$485,107
Net realized gain (loss) on futures contracts	(13,502,538)	—	—	—	—	—	(13,502,538)
Net realized gain (loss) on written options contracts	283,336	—	—	—	—	—	283,336
Net realized gain (loss) on swap contracts	2,548,567	—	868,280	—	—	—	3,416,847
Net realized gain (loss) on foreign currency contracts	—	2,292,750	—	—	—	—	2,292,750

Total	$(10,185,528)	$2,292,750	$868,280	$—	$—	$—	$(7,024,498)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$312,099	$—	$—	$—	$—	$—	$312,099
Net change in unrealized appreciation (depreciation) of futures contracts	(265,469)	—	—	—	—	—	(265,469)
Net change in unrealized appreciation (depreciation) of written options contracts	(2,714)	—	—	—	—	—	(2,714)
Net change in unrealized appreciation (depreciation) of swap contracts	6,598,980	—	808,997	—	—	—	7,407,977
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(818,869)	—	—	—	—	(818,869)

Total	$6,642,896	$(818,869)	$808,997	$—	$—	$—	$6,633,024

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	148,841,833
Futures Contracts Long at Number of Contracts	3,983
Futures Contracts Short at Number of Contracts	(1,166)
Written Options Contracts at Number of Contracts	(136,594,707)
Swap Contracts at Notional Amount	$393,618,071
Foreign Currency Contracts Purchased at Contract Amount	$2,542,155
Foreign Currency Contracts Sold at Contract Amount	$52,301,617

World Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$5,449,266	$—	$—	$—	$—	$—	$5,449,266
Unrealized appreciation on futures contracts(1)	2,293,739	—	—	—	—	—	2,293,739
Unrealized appreciation on foreign currency contracts	—	101,279,483	—	—	—	—	101,279,483
Unrealized appreciation on swap contracts(2)	8,566,612	—	630,559	—	—	—	9,197,171

Total	$16,309,617	$101,279,483	$630,559	$—	$—	$—	$118,219,659

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,655,938	$—	$—	$—	$—	$—	$2,655,938
Unrealized depreciation on foreign currency contracts	—	29,096,683	—	—	—	—	29,096,683
Written options, market value	611,708	—	—	—	—	—	611,708
Unrealized depreciation on swap contracts(2)	5,054,134	—	1,842,933	—	—	—	6,897,067

Total	$8,321,780	$29,096,683	$1,842,933	$—	$—	$—	$39,261,396

234

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

World Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(1,072,831)	$318,126	$—	$—	$—	$—	$(754,705)
Net realized gain (loss) on futures contracts	49,098,334	—	—	—	—	—	49,098,334
Net realized gain (loss) on written options contracts	(322,290)	1,483,683	—	—	—	—	1,161,393
Net realized gain (loss) on swap contracts	10,396,569	—	(153,569)	—	—	—	10,243,000
Net realized gain (loss) on foreign currency contracts	—	109,773,653	—	—	—	—	109,773,653

Total	$58,099,782	$111,575,462	$(153,569)	$—	$—	$—	$169,521,675

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(213,609)	$870,865	$—	$—	$—	$—	$657,256
Net change in unrealized appreciation (depreciation) of futures contracts	(3,476,687)	—	—	—	—	—	(3,476,687)
Net change in unrealized appreciation (depreciation) of written options contracts	401,175	(221,464)	—	—	—	—	179,711
Net change in unrealized appreciation (depreciation) of swap contracts	1,145,821	—	527,456	—	—	—	1,673,277
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	19,827,869	—	—	—	—	19,827,869

Total	$(2,143,300)	$20,477,270	$527,456	$—	$—	$—	$18,861,426

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	1,180,542,068
Futures Contracts Long at Number of Contracts	5,656
Futures Contracts Short at Number of Contracts	(13,422)
Written Options Contracts at Number of Contracts	(84,271,945)
Swap Contracts at Notional Amount	$41,021,729,625
Foreign Currency Contracts Purchased at Contract Amount	$4,929,215,598
Foreign Currency Contracts Sold at Contract Amount	$7,365,618,245

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

h)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at a Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2018:

235

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Emerging Markets Local Debt Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$7,834,431	$(6,806,894)
Futures contracts	151,621	(73,179)
Purchased options	614,270	—
Swap contracts	934,370	(586,229)
Written options	—	(205,542)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,534,692	(7,671,844)

Derivatives not subject to a MNA	(259,196)	217,705

Total gross amount of assets and liabilities subject to MNA or similar agreements	$9,275,496	$(7,454,139)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$28,762	$(8,556)	$—	$—	$20,206
Banc of America Securities LLC	64,700	(64,700)	—	—	—
Barclays	360,224	(250,716)	—	—	109,508
BNP Paribas Securities Services	452,589	(344,582)	—	—	108,007
Citibank NA	2,224,631	(2,117,242)	—	(107,389)	—
Commonwealth Bank of Australia	16,419	(12,931)	—	—	3,488
Credit Suisse First Boston Corp.	156,112	(43,738)	—	—	112,374
Deutsche Bank Securities, Inc.	148,989	(148,989)	—	—	—
Goldman Sachs & Co.	1,528,893	(1,528,893)	—	—	—
HSBC Bank USA	165,747	(57,020)	—	(10,000)	98,727
JP Morgan Chase & Co.	1,318,569	(225,202)	—	—	1,093,367
Morgan Stanley	685,126	(685,126)	—	—	—
RBC Dominion Securities, Inc.	177,438	(31,976)	—	—	145,462
RBS Greenwich Capital	46,445	(698)	—	—	45,747
Standard Chartered Bank	1,621,503	(714,472)	—	(880,000)	27,031
State Street Global Markets LLC	124,342	(124,342)	—	—	—
UBS AG	155,007	(126,969)	—	—	28,038

Total	$9,275,496	$(6,486,152)	$—	$(997,389)	$1,791,955

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(8,556)	$8,556	$—	$—	$—
Banc of America Securities LLC	(174,183)	64,700	—	—	(109,483)
Barclays	(250,716)	250,716	—	—	—
BNP Paribas Securities Services	(344,582)	344,582	—	—	—
Canadian Imperial Bank of Commerce	(11,412)	—	—	—	(11,412)
Citibank NA	(2,117,242)	2,117,242	—	—	—
Commonwealth Bank of Australia	(12,931)	12,931	—	—	—
Credit Suisse First Boston Corp.	(43,738)	43,738	—	—	—
Deutsche Bank Securities, Inc.	(268,888)	148,989	119,899	—	—
Goldman Sachs & Co.	(1,741,605)	1,528,893	—	—	(212,712)
HSBC Bank USA	(57,020)	57,020	—	—	—
JP Morgan Chase & Co.	(225,202)	225,202	—	—	—
Morgan Stanley	(1,141,058)	685,126	—	—	(455,932)
RBC Dominion Securities, Inc.	(31,976)	31,976	—	—	—
RBS Greenwich Capital	(698)	698	—	—	—
Standard Chartered Bank	(714,472)	714,472	—	—	—
State Street Global Markets LLC	(182,891)	124,342	—	—	(58,549)
UBS AG	(126,969)	126,969	—	—	—

Total	$(7,454,139)	$6,486,152	$119,899	$—	$(848,088)

236

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Floating Rate Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$446,021	$—
Swap contracts	335,592	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	781,613	—

Derivatives not subject to a MNA	(113,160)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$668,453	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$43,485	$—	$—	$—	$43,485
HSBC Bank USA	4,608	—	—	—	4,608
JP Morgan Chase & Co.	222,432	—	—	—	222,432
State Street Global Markets LLC	397,928	—	—	—	397,928

Total	$668,453	$—	$—	$—	$668,453

Floating Rate High Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$105,135	$—
Swap contracts	30,700	(4,878)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	135,835	(4,878)

Derivatives not subject to a MNA	—	4,878

Total gross amount of assets and liabilities subject to MNA or similar agreements	$135,835	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$5,997	$—	$—	$—	$5,997
HSBC Bank USA	2,035	—	—	—	2,035
JP Morgan Chase & Co.	30,700	—	—	—	30,700
State Street Global Markets LLC	97,103	—	—	—	97,103

Total	$135,835	$—	$—	$—	$135,835

High Yield Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$9,047	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,047	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$9,047	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
State Street Global Markets LLC	$9,047	$—	$—	$—	$9,047

237

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Inflation Plus Fund

Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$—	$(219,477)
Foreign currency contracts	161,686	(1,009,591)
Futures contracts	212,592	(519,052)
Purchased options	444,155	—
Swap contracts	3,805,661	(26,114)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,624,094	(1,774,234)

Derivatives not subject to a MNA	(3,810,925)	519,052

Total gross amount of assets and liabilities subject to MNA or similar agreements	$813,169	$(1,255,182)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$207,067	$(61,442)	$—	$—	$145,625
Citibank NA	105,687	—	—	—	105,687
Deutsche Bank Securities, Inc.	274,621	(44,087)	—	—	230,534
Goldman Sachs & Co.	173,228	(149,577)	—	—	23,651
JP Morgan Chase & Co.	30,294	(14,624)	—	—	15,670
Morgan Stanley	21,105	—	—	—	21,105
State Street Global Markets LLC	1,167	(1,167)	—	—	—

Total	$813,169	$(270,897)	$—	$—	$542,272

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(61,442)	$61,442	$—	$—	$—
Bank of Montreal	(28,832)	—	—	—	(28,832)
Barclays	(26,114)	—	—	—	(26,114)
BNP Paribas Securities Services	(181,751)	—	—	—	(181,751)
Deutsche Bank Securities, Inc.	(44,087)	44,087	—	—	—
Goldman Sachs & Co.	(149,577)	149,577	—	—	—
JP Morgan Chase & Co.	(14,624)	14,624	—	—	—
Standard Chartered Bank	(744,524)	—	—	—	(744,524)
State Street Global Markets LLC	(4,231)	1,167	—	—	(3,064)

Total	$(1,255,182)	$270,897	$—	$—	$(984,285)

Quality Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(3,868)
Futures contracts	141,587	(843,109)
Purchased options	998,048	—
Swap contracts	640,811	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,780,446	(846,977)

Derivatives not subject to a MNA	(782,398)	843,109

Total gross amount of assets and liabilities subject to MNA or similar agreements	$998,048	$(3,868)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
JP Morgan Chase & Co.	$218,323	$—	$—	$—	$218,323
Morgan Stanley	779,725	—	—	—	779,725

Total	$998,048	$—	$—	$—	$998,048

238

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Quality Bond Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(3,868)	$—	$—	$—	$(3,868)

Short Duration Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$10,791	$—
Futures contracts	884,108	(328,387)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	894,899	(328,387)

Derivatives not subject to a MNA	(884,108)	328,387

Total gross amount of assets and liabilities subject to MNA or similar agreements	$10,791	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
State Street Global Markets LLC	$10,791	$—	$—	$—	$10,791

Strategic Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,080,820	$(604,244)
Futures contracts	491,199	(2,259,028)
Purchased options	397,017	—
Swap contracts	1,743,746	(1,052,782)
Written options	—	(386,922)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,712,782	(4,302,976)

Derivatives not subject to a MNA	(1,616,707)	2,360,699

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,096,075	$(1,942,277)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$68,765	$—	$—	$—	$68,765
Banc of America Securities LLC	172,054	(11,257)	—	—	160,797
Bank of Montreal	26,682	—	—	—	26,682
Barclays	125,123	(64,433)	(56,175)	—	4,515
BNP Paribas Securities Services	6,175	(6,175)	—	—	—
Canadian Imperial Bank of Commerce	3,475	(3,475)	—	—	—
Citibank NA	80,905	(45,269)	—	—	35,636
Commonwealth Bank of Australia	27,927	—	—	—	27,927
Credit Suisse International	236,993	(236,993)	—	—	—
Deutsche Bank Securities, Inc.	387,282	(16,297)	(370,985)	—	—
Goldman Sachs & Co.	144,847	(144,847)	—	—	—
JP Morgan Chase & Co.	200,305	(54,075)	—	—	146,230
Morgan Stanley	173,332	(173,332)	—	—	—
RBC Dominion Securities, Inc.	79,899	(39,803)	—	—	40,096
State Street Global Markets LLC	359,317	(2,748)	—	—	356,569
UBS AG	2,994	(208)	—	—	2,786

Total	$2,096,075	$(798,912)	$(427,160)	$—	$870,003

239

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Strategic Income Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(11,257)	$11,257	$—	$—	$—
Barclays	(64,433)	64,433	—	—	—
BNP Paribas Securities Services	(22,139)	6,175	—	—	(15,964)
Canadian Imperial Bank of Commerce	(11,009)	3,475	—	—	(7,534)
Citibank NA	(45,269)	45,269	—	—	—
Credit Suisse International	(513,701)	236,993	—	—	(276,708)
Deutsche Bank Securities, Inc.	(16,297)	16,297	—	—	—
Goldman Sachs & Co.	(646,935)	144,847	502,088	—	—
HSBC Bank USA	(4,375)	—	—	—	(4,375)
JP Morgan Chase & Co.	(54,075)	54,075	—	—	—
Morgan Stanley	(484,678)	173,332	—	—	(311,346)
RBC Dominion Securities, Inc.	(39,803)	39,803	—	—	—
RBS Greenwich Capital	(16)	—	—	—	(16)
Standard Chartered Bank	(25,334)	—	—	—	(25,334)
State Street Global Markets LLC	(2,748)	2,748	—	—	—
UBS AG	(208)	208	—	—	—

Total	$(1,942,277)	$798,912	$502,088	$—	$(641,277)

Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$459,704	$(29,228)
Futures contracts	656,515	(3,718,174)
Purchased options	6,402,309	—
Swap contracts	7,935,487	(2,319,343)
Written options	—	(505,978)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	15,454,015	(6,572,723)

Derivatives not subject to a MNA	(7,624,149)	3,824,457

Total gross amount of assets and liabilities subject to MNA or similar agreements	$7,829,866	$(2,748,266)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$756,036	$—	$—	$—	$756,036
Barclays	3,000,224	(50,551)	(321,067)	—	2,628,606
BNP Paribas Securities Services	212	—	—	—	212
Citibank NA	873,215	(29,205)	—	—	844,010
Credit Suisse International	44,637	(44,637)	—	—	—
Deutsche Bank Securities, Inc.	1,168,737	—	—	—	1,168,737
Goldman Sachs & Co.	380,410	(380,410)	—	—	—
JP Morgan Chase & Co.	896,975	(55,050)	—	—	841,925
Morgan Stanley	572,507	(144,606)	(427,901)	—	—
RBC Dominion Securities, Inc.	20,678	—	—	—	20,678
State Street Global Markets LLC	116,235	—	—	—	116,235

Total	$7,829,866	$(704,459)	$(748,968)	$—	$6,376,439

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of Montreal	$(23)	$—	$—	$—	$(23)
Barclays	(50,551)	50,551	—	—	—
Citibank NA	(29,205)	29,205	—	—	—
Credit Suisse International	(1,214,699)	44,637	—	—	(1,170,062)
Goldman Sachs & Co.	(1,254,132)	380,410	873,722	—	—
JP Morgan Chase & Co.	(55,050)	55,050	—	—	—
Morgan Stanley	(144,606)	144,606	—	—	—

Total	$(2,748,266)	$704,459	$873,722	$—	$(1,170,085)

240

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

World Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$101,279,483	$(29,096,683)
Futures contracts	2,293,739	(2,655,938)
Purchased options	5,449,266	—
Swap contracts	9,197,171	(6,897,067)
Written options	—	(611,708)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	118,219,659	(39,261,396)

Derivatives not subject to a MNA	(12,041,418)	8,427,947

Total gross amount of assets and liabilities subject to MNA or similar agreements	$106,178,241	$(30,833,449)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$4,689,905	$(19,296)	$—	$—	$4,670,609
Banc of America Securities LLC	3,736,732	(3,160,679)	—	—	576,053
Bank of Montreal	9,186	(9,186)	—	—	—
Barclays	12,583,686	(3,683,164)	(4,940,000)	—	3,960,522
BNP Paribas Securities Services	492,997	(492,997)	—	—	—
Citibank NA	14,428,944	(2,155,715)	—	—	12,273,229
Credit Suisse First Boston Corp.	390,499	(25,817)	—	—	364,682
Deutsche Bank Securities, Inc.	1,113,449	(1,113,449)	—	—	—
Goldman Sachs & Co.	11,751,407	(2,390,243)	(716,116)	—	8,645,048
HSBC Bank USA	4,439,293	(1,850,651)	—	—	2,588,642
JP Morgan Chase & Co.	14,456,612	(9,155,826)	(155,514)	—	5,145,272
Morgan Stanley	17,923,468	(2,488,781)	(12,000)	—	15,422,687
RBC Dominion Securities, Inc.	14,045,117	(2,449,196)	—	—	11,595,921
Standard Chartered Bank	693,329	(465,654)	—	—	227,675
State Street Global Markets LLC	5,252,127	(519,341)	—	—	4,732,786
UBS AG	171,490	(28,265)	—	—	143,225

Total	$106,178,241	$(30,008,260)	$(5,823,630)	$—	$70,346,351

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(19,296)	$19,296	$—	$—	$—
Banc of America Securities LLC	(3,160,679)	3,160,679	—	—	—
Bank of Montreal	(36,421)	9,186	—	—	(27,235)
Barclays	(3,683,164)	3,683,164	—	—	—
BNP Paribas Securities Services	(1,258,109)	492,997	—	—	(765,112)
Canadian Imperial Bank of Commerce	(5,253)	—	—	—	(5,253)
Citibank NA	(2,155,715)	2,155,715	—	—	—
Credit Suisse First Boston Corp.	(25,817)	25,817	—	—	—
Deutsche Bank Securities, Inc.	(1,117,308)	1,113,449	—	—	(3,859)
Goldman Sachs & Co.	(2,390,243)	2,390,243	—	—	—
HSBC Bank USA	(1,850,651)	1,850,651	—	—	—
JP Morgan Chase & Co.	(9,155,826)	9,155,826	—	—	—
Morgan Stanley	(2,488,781)	2,488,781	—	—	—
RBC Dominion Securities, Inc.	(2,449,196)	2,449,196	—	—	—
RBS Greenwich Capital	(23,730)	—	—	—	(23,730)
Standard Chartered Bank	(465,654)	465,654	—	—	—
State Street Global Markets LLC	(519,341)	519,341	—	—	—
UBS AG	(28,265)	28,265	—	—	—

Total	$(30,833,449)	$30,008,260	$—	$—	$(825,189)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

241

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

6.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

7.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2018. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

242

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2018 and October 31, 2017 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
Fund	Tax Exempt Income	Ordinary Income	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital
Emerging Markets Local Debt Fund	$—	$39,427,522	$—	$5,430,838	$—	$—
Floating Rate Fund	—	162,736,352	—	146,530,963	—	3,733,292
Floating Rate High Income Fund	—	21,928,909	—	17,530,017	—	—
High Yield Fund	—	16,897,346	—	17,428,145	—	442,038
Inflation Plus Fund	—	25,203,461	—	6,340,318	—	—
Municipal Income Fund	605,569	13,605	469,355	5,980	—	—
Municipal Opportunities Fund	18,337,125	422,823	16,435,316	276,481	—	—
Municipal Short Duration Fund	301,940	12,597	221,363	6,288	—	—
Quality Bond Fund	—	3,586,930	—	4,467,994	209,762	—
Short Duration Fund	—	22,642,503	—	18,231,752	—	—
Strategic Income Fund	—	28,687,991	—	17,202,923	—	—
Total Return Bond Fund	—	81,672,180	—	58,007,640	—	—
World Bond Fund	—	15,549,438	—	—	—	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2018, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Emerging Markets Local Debt Fund	$—	$4,580,026	$(71,087,765)	$(585,400)	$(17,490,178)	$(84,583,317)
Floating Rate Fund	—	35,195,195	(238,138,128)	(4,288,376)	(79,757,785)	(286,989,094)
Floating Rate High Income Fund	—	7,438,175	(28,544,512)	(27,017)	(13,067,024)	(34,200,378)
High Yield Fund	—	414,842	(12,297,032)	(34,444)	(12,693,243)	(24,609,877)
Inflation Plus Fund	—	18,052,754	(86,904,069)	—	(14,156,164)	(83,007,479)
Municipal Income Fund	24,633	—	(82,277)	(176)	(295,270)	(353,090)
Municipal Opportunities Fund	1,204,312	—	(14,709,639)	(274,687)	(6,231,637)	(20,011,651)
Municipal Short Duration Fund	6,104	—	(58,546)	—	(237,075)	(289,517)
Quality Bond Fund	—	705,789	(5,606,972)	65,034	(2,701,926)	(7,538,075)
Short Duration Fund	—	1,704,710	(1,862,704)	(163,926)	(14,620,686)	(14,942,606)
Strategic Income Fund	—	12,113,559	(36,654,207)	(70,893)	(17,565,479)	(42,177,020)
Total Return Bond Fund	—	12,412,026	(56,679,701)	(317,226)	(57,011,668)	(101,596,569)
World Bond Fund	—	183,260,015	—	(24,062,606)	(75,306,986)	83,890,423

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration of capital loss carryforwards, write-off of net operating losses nondeductible excise tax and merger related adjustments. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2018, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable earnings (loss)
Floating Rate Fund	$(2,881,659)	$2,881,659
Floating Rate High Income Fund	(141,389)	141,389
High Yield Fund	(163,902)	163,902
Municipal Opportunities Fund	(1,647,489)	1,647,489
Quality Bond Fund	(11,381)	11,381
Strategic Income Fund	(1)	1

243

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

e)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, postenactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2018 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Year of Expiration 2019		Short-Term Capital Loss Carryforward with no expiration		Long-Term Capital Loss Carryforward with no expiration
Emerging Markets Local Debt Fund	$—		$19,657,641		$51,430,124
Floating Rate Fund	—		—		238,138,128
Floating Rate High Income Fund	—		—		28,544,512
High Yield Fund	—		2,560,125		9,736,907
Inflation Plus Fund	—		27,325,009		59,579,060
Municipal Income Fund	—		34,668		47,609
Municipal Opportunities Fund	10,546,009	*	771,976	*	3,391,654	*
Municipal Short Duration Fund	—		45,815		12,731
Quality Bond Fund	—		2,855,533		2,751,439
Short Duration Fund	—		—		1,862,704
Strategic Income Fund	—		23,365,207	*	13,289,000	*
Total Return Bond Fund	—		32,873,275		23,806,426

*	Future utilization of losses are subject to limitation under current tax laws.

The World Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

During the year ended October 31, 2018, High Yield Fund, Municipal Opportunities Fund, Short Duration Fund and World Bond Fund utilized $4,502,871, $1,241,404, $763,182 and $27,231,404 of prior year capital loss carryforwards, respectively.

During the year ended October 31, 2018, Municipal Opportunities Fund had expired $7,774,557 of prior year capital loss carryforwards.

f)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2018 is different from book purposes primarily due to wash sale loss deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Emerging Markets Local Debt Fund	$177,479,592	$2,593,276	$(20,024,480)	$(17,431,204)
Floating Rate Fund	4,276,318,444	15,204,327	(95,141,608)	(79,937,281)
Floating Rate High Income Fund	597,291,851	2,670,387	(15,776,633)	(13,106,246)
High Yield Fund	335,423,793	3,561,151	(16,252,594)	(12,691,443)
Inflation Plus Fund	601,479,001	4,787,758	(18,937,555)	(14,149,797)
Municipal Income Fund	26,512,206	181,214	(476,484)	(295,270)
Municipal Opportunities Fund	778,478,080	9,342,972	(15,574,609)	(6,231,637)
Municipal Short Duration Fund	19,934,565	11,356	(248,431)	(237,075)
Quality Bond Fund	159,482,331	1,182,125	(3,801,267)	(2,619,142)
Short Duration Fund	1,043,105,676	1,671,236	(16,301,493)	(14,630,257)
Strategic Income Fund	492,479,149	5,507,900	(23,024,255)	(17,516,355)
Total Return Bond Fund	2,634,200,109	16,362,147	(73,327,217)	(56,965,070)
World Bond Fund	4,619,592,760	81,945,037	(156,335,522)	(74,390,485)

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of October 31, 2018, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

8.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary

244

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2018; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Local Debt Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7700% on next $500 million and;
0.7600% over $1 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Quality Bond Fund	0.4000% on first $500 million and;
0.3700% on next $500 million and;
0.3400% on next $4 billion and;
0.3300% on next $5 billion and;
0.3200% over $10 billion

Short Duration Fund	0.4500% on first $500 million and;
0.4000% on next $500 million and;
0.3950% on next $1.5 billion and;
0.3900% on next $2.5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

245

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Fund	Management Fee Rates

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.3800% on first $500 million and;
0.3300% on next $500 million and;
0.3200% on next $4 billion and;
0.3100% on next $5 billion and;
0.3000% over $10 billion

World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $2 billion and;
0.5500% on next $2.5 billion and;
0.4750% on next $5 billion and;
0.4500% on over $10 billion

From November 1, 2017 through February 28, 2018, World Bond Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the World Bond Fund’s average daily net assets.

World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $3.5 billion and;
0.5750% on next $6 billion and;
0.5725% on over $10 billion

From November 1, 2017 through August 31, 2018, Total Return Bond Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Total Return Bond Fund’s average daily net assets.

Total Return Bond Fund	0.4300% on first $500 million and;
0.3800% on next $500 million and;
0.3700% on next $4 billion and;
0.3600% on next $5 billion and;
0.3500% over $10 billion

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Strategic Income Fund, Total Return Bond Fund, and World Bond Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, and Short Duration Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Municipal Income Fund, Municipal Opportunities Fund, and Municipal Short Duration Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

246

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2018, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), through February 28, 2019 as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	N/A	0.90%	0.90%
Floating Rate Fund*	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.75%	0.75%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.70%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.55%	0.55%
Municipal Income Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Opportunities Fund(1)	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	0.44%	0.39%
Municipal Short Duration Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Quality Bond Fund	0.85%	1.60%	0.60%	1.19%	0.94%	0.64%	N/A	0.54%	0.44%
Short Duration Fund	0.85%	1.60%	0.60%	1.15%	0.85%	0.55%	N/A	0.55%	0.55%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund*	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A

*	Expense limitation arrangement described above for Floating Rate Fund and Total Return Bond Fund extends beyond February 28, 2019. Please see the prospectus for more information.
(1)	This contractual arrangement will remain in effect until May 31, 2019 unless the Board approves its earlier termination.

From November 1, 2017 through February 28, 2018, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Total Return Bond Fund	0.87%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%	0.52%
World Bond Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%	0.70%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2018, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.25%	2.00%	0.96%	1.39%	1.25%	0.95%	N/A	0.90%	0.90%
Floating Rate Fund	0.99%	1.73%	0.72%	1.25%	1.00%	0.74%	N/A	0.70%	0.65%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.75%	0.75%
High Yield Fund	1.05%	1.80%	0.78%	1.35%	1.05%	0.75%	N/A	0.70%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.55%	0.55%
Municipal Income Fund	0.65%	0.67%	0.40%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Opportunities Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	0.44%	0.38%
Municipal Short Duration Fund	0.61%	0.73%	0.41%	N/A	N/A	N/A	N/A	N/A	0.39%
Quality Bond Fund	0.82%	1.60%	0.54%	1.15%	0.63%	0.56%	N/A	0.54%	0.44%
Short Duration Fund	0.85%	1.60%	0.56%	0.99%	0.85%	0.55%	N/A	0.54%	0.49%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund	0.82%	1.60%	0.51%	1.15%	0.85%	0.56%	0.44%	0.48%	0.44%
World Bond Fund	1.04%	1.77%	0.76%	1.36%	1.07%	0.77%	0.67%	0.71%	0.66%

247

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2018, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Local Debt Fund	$49,916	$13,320
Floating Rate Fund	469,460	29,103
Floating Rate High Income Fund	109,596	15,554
High Yield Fund	333,631	5,454
Inflation Plus Fund	90,968	1,271
Municipal Income Fund	47,251	—	*
Municipal Opportunities Fund	332,993	14,076
Municipal Short Duration Fund	22,045	846
Quality Bond Fund	22,053	1,009
Short Duration Fund	578,778	124,537
Strategic income Fund	326,365	8,685
Total Return Bond Fund	1,409,155	24,765
World Bond Fund	666,372	6,361

*	Total CDSC includes Underwriter adjustment credits which may cause negative dollar amounts.

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2018, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2018, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Local Debt Fund	$375
Floating Rate Fund	8,934
Floating Rate High Income Fund	1,148
High Yield Fund	773
Inflation Plus Fund	1,242
Municipal Income Fund	53
Municipal Opportunities Fund	1,756
Municipal Short Duration Fund	42
Quality Bond Fund	296
Short Duration Fund	2,001
Strategic Income Fund	1,018
Total Return Bond Fund	5,034
World Bond Fund	9,058

248

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.06%
Class R3	0.02%
Class R4	0.02%
Class R5	0.02%
Class R6	0.004%*
Class F	0.004%*

*	For the period November 1, 2017 through February 28, 2018, the Specified Amount for Class R6 and Class F was equal to 0.00% of average daily net assets.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2018, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	0.16%	0.18%	0.07%	0.02%	0.02%	0.02%	N/A	0.06%	0.00%
Floating Rate Fund	0.09%	0.08%	0.07%	0.02%	0.02%	0.02%	N/A	0.06%	0.00%
Floating Rate High Income Fund	0.11%	0.10%	0.08%	0.02%	0.02%	0.01%	N/A	0.05%	0.00%
High Yield Fund	0.17%	0.13%	0.08%	0.02%	0.02%	0.02%	N/A	0.06%	0.00%
Inflation Plus Fund	0.17%	0.13%	0.11%	0.02%	0.02%	0.02%	N/A	0.06%	0.00%
Municipal Income Fund	0.06%	0.05%	0.02%	N/A	N/A	N/A	N/A	N/A	0.00%
Municipal Opportunities Fund	0.07%	0.07%	0.07%	N/A	N/A	N/A	N/A	0.05%*	0.00%
Municipal Short Duration Fund	0.06%	0.04%	0.02%	N/A	N/A	N/A	N/A	N/A	0.00%
Quality Bond Fund	0.13%	0.20%	0.10%	0.02%	0.02%	0.02%	N/A	0.06%	0.00%
Short Duration Fund	0.17%	0.12%	0.07%	0.02%	0.02%	0.02%	N/A	0.05%	0.00%
Strategic Income Fund	0.14%	0.12%	0.11%	0.02%	0.02%	0.02%	0.00%	0.06%	0.00%
Total Return Bond Fund	0.14%	0.17%	0.08%	0.02%	0.02%	0.02%	0.00%	0.04%	0.00%
World Bond Fund	0.13%	0.11%	0.09%	0.02%	0.02%	0.02%	0.00%	0.05%	0.00%

*	Annualized.

Administrative services fees for third-party recordkeeping services were payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees were accrued daily and paid monthly.

9.	Securities Lending:

A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the

249

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

At October 31, 2018, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral
Emerging Markets Local Debt Fund	$506,121	$514,800	$—
Short Duration Fund	4,956,273	5,148,628	—
Strategic Income Fund	3,603,186	3,703,925	—
Total Return Bond Fund	7,008,517	7,232,530	—
World Bond Fund	17,582,570	21,994,805	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Emerging Markets Local Debt Fund
Securities Lending Transactions(1)
Corporate Bonds	$514,800	$—	$—	$—	$514,800

Total Borrowings	$514,800	$—	$—	$—	$514,800

Gross amount of recognized liabilities for securities lending transactions					$514,800

Short Duration Fund
Securities Lending Transactions(1)
Corporate Bonds	$5,148,628	$—	$—	$—	$5,148,628

Total Borrowings	$5,148,628	$—	$—	$—	$5,148,628

Gross amount of recognized liabilities for securities lending transactions					$5,148,628

Strategic Income Fund
Securities Lending Transactions(1)
Corporate Bonds	$3,703,925	$—	$—	$—	$3,703,925

Total Borrowings	$3,703,925	$—	$—	$—	$3,703,925

Gross amount of recognized liabilities for securities lending transactions					$3,703,925

Total Return Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$7,232,530	$—	$—	$—	$7,232,530

Total Borrowings	$7,232,530	$—	$—	$—	$7,232,530

Gross amount of recognized liabilities for securities lending transactions					$7,232,530

World Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$21,994,805	$—	$—	$—	$21,994,805

Total Borrowings	$21,994,805	$—	$—	$—	$21,994,805

Gross amount of recognized liabilities for securities lending transactions					$21,994,805

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

250

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

10.	Affiliate Holdings:

As of October 31, 2018, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Local Debt Fund	—	—	91%	16%	100%	—	—
Municipal Income Fund	18%	76%	—	—	—	—	—
Municipal Opportunities Fund	—	—	—	—	—	—	0	%*
Municipal Short Duration Fund	29%	80%	—	—	—	—	—
Quality Bond Fund	—	—	—	100%	34%	—	67%
Strategic Income Fund	—	—	—	—	—	8%	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class R3		Class R4		Class R5		Class R6		Class Y
Emerging Markets Local Debt Fund	—	—	0	%*	0	%*	0	%*	—		—
Municipal Income Fund	10%	10%	—		—		—		—		—
Municipal Opportunities Fund	—	—	—		—		—		—		0	%*
Municipal Short Duration Fund	13%	13%	—		—		—		—		—
Quality Bond Fund	—	—	—		0	%*	0	%*	—		0	%*
Strategic Income Fund	—	—	—		—		—		0	%*	—

*	Percentage rounds to zero.

As of October 31, 2018, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	26%
Quality Bond Fund	87%
Strategic Income Fund	30%
Total Return Bond Fund	17%
World Bond Fund	3%

*	As of October 31, 2018, affiliated funds of funds invest in Class F shares.

11.	Investment Transactions:

For the year ended October 31, 2018, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Local Debt Fund	$235,563,639	$203,250,449	$—	$—	$235,563,639	$203,250,449
Floating Rate Fund	2,265,294,418	2,440,194,178	—	—	2,265,294,418	2,440,194,178
Floating Rate High Income Fund	484,280,811	454,341,203	—	—	484,280,811	454,341,203
High Yield Fund	95,504,718	111,419,586	—	—	95,504,718	111,419,586
Inflation Plus Fund	9,192,677	14,169,937	86,746,756	109,409,850	95,939,433	123,579,787
Municipal Income Fund	7,899,520	3,546,620	—	—	7,899,520	3,546,620
Municipal Opportunities Fund	157,377,528	174,063,653	—	—	157,377,528	174,063,653
Municipal Short Duration Fund	5,204,552	4,324,983	—	—	5,204,552	4,324,983
Quality Bond Fund	11,594,562	12,327,333	71,274,172	78,220,368	82,868,734	90,547,701
Short Duration Fund	360,267,248	254,172,316	13,570,360	11,083,924	373,837,608	265,256,240
Strategic Income Fund	211,936,394	222,539,181	71,422,434	115,551,766	283,358,828	338,090,947
Total Return Bond Fund	863,981,683	856,098,213	767,960,438	891,874,686	1,631,942,121	1,747,972,899
World Bond Fund	4,047,847,076	3,632,469,959	938,761,736	744,122,652	4,986,608,812	4,376,592,611

For the year ended October 31, 2018, Total Return Bond Fund engaged in security transactions with the Total Return Bond ETF. These amounted to $27,476,532 in sales of investments, which are excluded from the above, pursuant to Rule 17a-7 under the Investment Company Act of 1940.

251

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2018, and the year ended October 31, 2017:

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Emerging Markets Local Debt Fund
Class A
Shares Sold	831,884	$5,462,761	558,809	$4,295,820
Shares Issued for Reinvested Dividends	294,033	1,871,705	37,806	284,258
Shares Redeemed	(985,493)	(6,248,603)	(280,790)	(2,057,334)

Net Increase (Decrease)	140,424	1,085,863	315,825	2,522,744

Class C
Shares Sold	350,842	$2,258,290	214,621	$1,632,344
Shares Issued for Reinvested Dividends	99,964	635,507	10,685	80,257
Shares Redeemed	(278,391)	(1,689,721)	(114,371)	(851,381)

Net Increase (Decrease)	172,415	1,204,076	110,935	861,220

Class I
Shares Sold	13,490,038	$84,987,019	6,423,040	$48,138,136
Shares Issued for Reinvested Dividends	2,023,164	12,779,658	187,016	1,415,527
Shares Redeemed	(10,177,858)	(61,416,472)	(1,785,161)	(13,587,632)

Net Increase (Decrease)	5,335,344	36,350,205	4,824,895	35,966,031

Class R3
Shares Sold	3,719	$23,742	11	$82
Shares Issued for Reinvested Dividends	733	4,628	59	441
Shares Redeemed	(4,038)	(22,716)	(1,197)	(8,506)

Net Increase (Decrease)	414	5,654	(1,127)	(7,983)

Class R4
Shares Sold	2,943	$22,082	4,392	$32,115
Shares Issued for Reinvested Dividends	2,362	14,946	301	2,266
Shares Redeemed	(409)	(2,626)	(2,827)	(21,870)

Net Increase (Decrease)	4,896	34,402	1,866	12,511

Class R5
Shares Issued for Reinvested Dividends	420	2,565	71	518
Shares Redeemed	—	—	(231)	(1,651)

Net Increase (Decrease)	420	2,565	(160)	(1,133)

Class Y
Shares Sold	10,585,658	$66,986,722	6,199,191	$46,944,809
Shares Issued for Reinvested Dividends	2,130,121	13,386,696	306,184	2,279,844
Shares Redeemed	(9,420,454)	(58,481,956)	(5,763,326)	(41,681,978)

Net Increase (Decrease)	3,295,325	21,891,462	742,049	7,542,675

Class F(3)
Shares Sold	602,039	$3,798,358	291,404	$2,278,341
Shares Issued for Reinvested Dividends	105,360	661,846	2,840	21,990
Shares Redeemed	(158,814)	(926,722)	(3,797)	(29,562)

Net Increase (Decrease)	548,585	3,533,482	290,447	2,270,769

Total Net Increase (Decrease)	9,497,823	$64,107,709	6,284,730	$49,166,834

Floating Rate Fund
Class A
Shares Sold	35,465,681	$309,677,129	19,128,465	$166,235,789
Shares Issued for Reinvested Dividends	3,256,484	28,403,260	3,309,056	28,774,996
Shares Redeemed	(26,190,197)	(228,617,253)	(32,164,947)	(279,525,534)
Shares converted (from) Class B into Class A	—	—	49,291	428,871

Net Increase (Decrease)	12,531,968	109,463,136	(9,678,135)	(84,085,878)

Class B(1)
Shares Sold	—	$—	1,810	$15,650
Shares Issued for Reinvested Dividends	—	—	5,586	48,412
Shares Redeemed	—	—	(389,268)	(3,380,074)
Shares converted (from) Class B into Class A	—	—	(49,377)	(428,871)

Net Increase (Decrease)	—	—	(431,249)	(3,744,883)

252

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Floating Rate Fund – (continued)
Class C
Shares Sold	6,144,989	$53,572,903	8,285,122	$71,850,761
Shares Issued for Reinvested Dividends	3,311,265	28,850,406	3,425,144	29,739,611
Shares Redeemed	(43,427,821)	(378,618,096)	(33,403,499)	(290,015,969)

Net Increase (Decrease)	(33,971,567)	(296,194,787)	(21,693,233)	(188,425,597)

Class I
Shares Sold	78,718,179	$688,074,902	93,292,478	$811,195,279
Shares Issued for Reinvested Dividends	6,511,186	56,870,199	6,487,636	56,504,106
Shares Redeemed	(73,749,349)	(644,613,244)	(62,900,522)	(547,609,980)

Net Increase (Decrease)	11,480,016	100,331,857	36,879,592	320,089,405

Class R3
Shares Sold	121,887	$1,066,232	319,612	$2,783,518
Shares Issued for Reinvested Dividends	36,080	315,495	36,417	317,485
Shares Redeemed	(323,535)	(2,831,663)	(449,859)	(3,920,408)

Net Increase (Decrease)	(165,568)	(1,449,936)	(93,830)	(819,405)

Class R4
Shares Sold	148,603	$1,296,026	290,461	$2,522,472
Shares Issued for Reinvested Dividends	22,402	195,267	20,843	181,083
Shares Redeemed	(229,595)	(2,001,332)	(607,378)	(5,264,232)

Net Increase (Decrease)	(58,590)	(510,039)	(296,074)	(2,560,677)

Class R5
Shares Sold	55,546	$484,604	46,096	$401,622
Shares Issued for Reinvested Dividends	7,540	65,775	6,194	53,858
Shares Redeemed	(96,232)	(838,736)	(26,804)	(233,166)

Net Increase (Decrease)	(33,146)	(288,357)	25,486	222,314

Class Y
Shares Sold	19,107,999	$166,598,594	17,959,268	$155,861,316
Shares Issued for Reinvested Dividends	808,933	7,051,201	1,371,234	11,911,738
Shares Redeemed	(8,491,531)	(74,032,802)	(13,616,549)	(118,327,090)

Net Increase (Decrease)	11,425,401	99,616,993	5,713,953	49,445,964

Class F(3)
Shares Sold	6,092,698	$53,247,640	5,664,111	$49,318,042
Shares Issued for Reinvested Dividends	227,516	1,988,153	41,686	363,909
Shares Redeemed	(4,088,652)	(35,791,656)	(179,230)	(1,563,129)

Net Increase (Decrease)	2,231,562	19,444,137	5,526,567	48,118,822

Total Net Increase (Decrease)	3,440,076	$30,413,004	15,953,077	$138,240,065

Floating Rate High Income Fund
Class A
Shares Sold	2,394,336	$24,070,646	6,220,456	$62,075,957
Shares Issued for Reinvested Dividends	509,364	5,116,213	474,820	4,740,506
Shares Redeemed	(5,345,971)	(53,700,711)	(4,854,931)	(48,213,170)

Net Increase (Decrease)	(2,442,271)	(24,513,852)	1,840,345	18,603,293

Class C
Shares Sold	988,164	$9,937,198	2,389,568	$23,781,520
Shares Issued for Reinvested Dividends	269,855	2,710,705	266,267	2,657,565
Shares Redeemed	(2,299,960)	(23,118,274)	(2,290,857)	(22,830,998)

Net Increase (Decrease)	(1,041,941)	(10,470,371)	364,978	3,608,087

Class I
Shares Sold	18,121,253	$182,251,530	21,611,017	$215,252,038
Shares Issued for Reinvested Dividends	1,177,714	11,836,485	930,106	9,297,269
Shares Redeemed	(12,894,359)	(129,573,269)	(13,115,213)	(131,018,220)

Net Increase (Decrease)	6,404,608	64,514,746	9,425,910	93,531,087

Class R3
Shares Sold	3,239	$32,546	6,185	$61,560
Shares Issued for Reinvested Dividends	460	4,618	479	4,773
Shares Redeemed	(10,679)	(107,126)	(5,439)	(54,204)

Net Increase (Decrease)	(6,980)	(69,962)	1,225	12,129

253

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Floating Rate High Income Fund – (continued)
Class R4
Shares Sold	13,771	$138,218	60,736	$603,786
Shares Issued for Reinvested Dividends	2,045	20,501	1,919	19,145
Shares Redeemed	(5,463)	(54,534)	(43,777)	(435,803)

Net Increase (Decrease)	10,353	104,185	18,878	187,128

Class R5
Shares Sold	1,256,787	$12,560,688	257,243	$2,564,185
Shares Issued for Reinvested Dividends	35,866	359,348	5,725	57,091
Shares Redeemed	(256,043)	(2,566,707)	(138,905)	(1,388,876)

Net Increase (Decrease)	1,036,610	10,353,329	124,063	1,232,400

Class Y
Shares Sold	2,106,931	$21,144,532	706,322	$7,053,434
Shares Issued for Reinvested Dividends	51,104	512,507	16,957	169,062
Shares Redeemed	(824,249)	(8,281,875)	(517,375)	(5,123,098)

Net Increase (Decrease)	1,333,786	13,375,164	205,904	2,099,398

Class F(3)
Shares Sold	1,916,873	$19,281,622	1,772,935	$17,715,566
Shares Issued for Reinvested Dividends	108,429	1,089,635	12,552	125,899
Shares Redeemed	(548,550)	(5,517,092)	(82,869)	(829,858)

Net Increase (Decrease)	1,476,752	14,854,165	1,702,618	17,011,607

Total Net Increase (Decrease)	6,770,917	$68,147,404	13,683,921	$136,285,129

High Yield Fund
Class A
Shares Sold	5,073,633	$37,136,889	13,025,493	$95,838,490
Shares Issued for Reinvested Dividends	1,409,983	10,326,974	1,524,793	11,311,924
Shares Redeemed	(6,480,944)	(47,617,939)	(18,626,963)	(136,983,461)
Shares converted (from) Class B into Class A	—	—	49,865	369,724

Net Increase (Decrease)	2,672	(154,076)	(4,026,812)	(29,463,323)

Class B(1)
Shares Sold	—	$—	3,213	$23,244
Shares Issued for Reinvested Dividends	—	—	3,731	27,327
Shares Redeemed	—	—	(165,470)	(1,213,814)
Shares converted (from) Class B into Class A	—	—	(50,163)	(369,724)

Net Increase (Decrease)	—	—	(208,689)	(1,532,967)

Class C
Shares Sold	930,520	$6,811,346	797,124	$5,868,503
Shares Issued for Reinvested Dividends	275,184	2,008,954	317,767	2,349,178
Shares Redeemed	(3,419,264)	(24,869,189)	(1,919,593)	(14,100,822)

Net Increase (Decrease)	(2,213,560)	(16,048,889)	(804,702)	(5,883,141)

Class I
Shares Sold	2,348,458	$17,374,365	8,603,493	$63,641,209
Shares Issued for Reinvested Dividends	153,251	1,129,507	330,745	2,468,793
Shares Redeemed	(3,754,627)	(27,699,989)	(10,162,975)	(75,386,997)

Net Increase (Decrease)	(1,252,918)	(9,196,117)	(1,228,737)	(9,276,995)

Class R3
Shares Sold	61,033	$448,738	69,508	$513,551
Shares Issued for Reinvested Dividends	16,714	122,336	18,627	138,028
Shares Redeemed	(148,002)	(1,074,284)	(176,649)	(1,307,049)

Net Increase (Decrease)	(70,255)	(503,210)	(88,514)	(655,470)

Class R4
Shares Sold	20,816	$153,548	71,101	$523,013
Shares Issued for Reinvested Dividends	8,634	63,372	10,535	78,241
Shares Redeemed	(64,545)	(474,203)	(117,547)	(870,680)

Net Increase (Decrease)	(35,095)	(257,283)	(35,911)	(269,426)

Class R5
Shares Sold	36,684	$269,823	59,380	$439,846
Shares Issued for Reinvested Dividends	6,102	44,698	5,307	39,405
Shares Redeemed	(72,963)	(534,263)	(38,011)	(280,118)

Net Increase (Decrease)	(30,177)	(219,742)	26,676	199,133

254

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
High Yield Fund – (continued)
Class Y
Shares Sold	172,539	$1,268,974	1,825,904	$13,399,235
Shares Issued for Reinvested Dividends	7,132	52,222	29,381	216,101
Shares Redeemed	(1,038,469)	(7,677,377)	(1,970,690)	(14,493,499)

Net Increase (Decrease)	(858,798)	(6,356,181)	(115,405)	(878,163)

Class F(3)
Shares Sold	2,628,407	$19,439,796	6,299,545	$47,021,352
Shares Issued for Reinvested Dividends	365,327	2,686,774	77,851	585,994
Shares Redeemed	(1,709,666)	(12,590,603)	(310,178)	(2,332,143)

Net Increase (Decrease)	1,284,068	9,535,967	6,067,218	45,275,203

Total Net Increase (Decrease)	(3,174,063)	$(23,199,531)	(414,876)	$(2,485,149)

Inflation Plus Fund
Class A
Shares Sold	3,530,592	$36,674,625	2,431,084	$26,499,504
Shares Issued for Reinvested Dividends	785,830	8,227,645	232,571	2,497,811
Shares Redeemed	(4,228,538)	(44,458,344)	(4,846,303)	(52,818,824)
Shares converted (from) Class B into Class A	—	—	49,994	544,142

Net Increase (Decrease)	87,884	443,926	(2,132,654)	(23,277,367)

Class B(1)
Shares Redeemed	—	—	(435,742)	(4,572,156)
Shares converted (from) Class B into Class A	—	—	(51,928)	(544,142)

Net Increase (Decrease)	—	—	(487,670)	(5,116,298)

Class C
Shares Sold	268,127	$2,690,866	485,267	$5,067,603
Shares Issued for Reinvested Dividends	367,950	3,701,578	46,411	479,425
Shares Redeemed	(5,044,890)	(50,398,351)	(3,863,178)	(40,374,593)

Net Increase (Decrease)	(4,408,813)	(44,005,907)	(3,331,500)	(34,827,565)

Class I
Shares Sold	1,708,649	$18,326,350	2,812,028	$31,157,542
Shares Issued for Reinvested Dividends	229,644	2,443,418	67,022	731,885
Shares Redeemed	(2,159,353)	(22,993,615)	(3,333,977)	(36,999,677)

Net Increase (Decrease)	(221,060)	(2,223,847)	(454,927)	(5,110,250)

Class R3
Shares Sold	664,852	$6,843,956	595,410	$6,364,034
Shares Issued for Reinvested Dividends	197,366	2,028,924	43,572	460,125
Shares Redeemed	(973,057)	(9,986,254)	(1,261,849)	(13,499,912)

Net Increase (Decrease)	(110,839)	(1,113,374)	(622,867)	(6,675,753)

Class R4
Shares Sold	250,091	$2,623,116	367,513	$4,003,160
Shares Issued for Reinvested Dividends	44,084	461,119	14,965	160,571
Shares Redeemed	(383,553)	(4,022,085)	(772,600)	(8,408,749)

Net Increase (Decrease)	(89,378)	(937,850)	(390,122)	(4,245,018)

Class R5
Shares Sold	76,688	$827,330	148,616	$1,644,261
Shares Issued for Reinvested Dividends	13,311	141,225	3,714	40,443
Shares Redeemed	(94,719)	(1,011,170)	(102,620)	(1,136,688)

Net Increase (Decrease)	(4,720)	(42,615)	49,710	548,016

Class Y
Shares Sold	228,015	$2,455,328	2,287,752	$25,285,952
Shares Issued for Reinvested Dividends	127,899	1,363,401	147,339	1,611,890
Shares Redeemed	(512,583)	(5,479,310)	(8,615,366)	(95,854,898)

Net Increase (Decrease)	(156,669)	(1,660,581)	(6,180,275)	(68,957,056)

Class F(3)
Shares Sold	5,133,410	$54,514,807	12,536,318	$139,517,261
Shares Issued for Reinvested Dividends	532,708	5,668,011	—	—
Shares Redeemed	(2,009,853)	(21,418,289)	(1,810,897)	(20,236,302)

Net Increase (Decrease)	3,656,265	38,764,529	10,725,421	119,280,959

Total Net Increase (Decrease)	(1,247,330)	$(10,775,719)	(2,824,884)	$(28,380,332)

255

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Municipal Income Fund
Class A
Shares Sold	431,465	$4,410,187	522,833	$5,286,727
Shares Issued for Reinvested Dividends	33,373	339,952	25,061	254,851
Shares Redeemed	(206,326)	(2,103,509)	(257,540)	(2,602,848)

Net Increase (Decrease)	258,512	2,646,630	290,354	2,938,730

Class C
Shares Sold	44,142	$451,393	28,194	$285,081
Shares Issued for Reinvested Dividends	8,062	82,138	6,377	64,978
Shares Redeemed	(26,161)	(264,754)	(6,674)	(68,639)

Net Increase (Decrease)	26,043	268,777	27,897	281,420

Class I
Shares Sold	55,180	$564,000	93,198	$945,792
Shares Issued for Reinvested Dividends	15,817	161,139	14,819	150,578
Shares Redeemed	(14,689)	(150,612)	(128,716)	(1,317,242)

Net Increase (Decrease)	56,308	574,527	(20,699)	(220,872)

Class F(3)
Shares Sold	91,392	$927,358	109,935	$1,134,529
Shares Issued for Reinvested Dividends	3,395	34,574	470	4,852
Shares Redeemed	(37,281)	(379,538)	(1,214)	(12,599)

Net Increase (Decrease)	57,506	582,394	109,191	1,126,782

Total Net Increase (Decrease)	398,369	$4,072,328	406,743	$4,126,060

Municipal Opportunities Fund
Class A
Shares Sold	6,524,416	$55,194,805	5,633,739	$47,940,227
Issued in Merger	10,111,569	86,132,369	—	—
Shares Issued for Reinvested Dividends	772,112	6,548,999	708,419	6,030,148
Shares Redeemed	(7,739,902)	(65,710,151)	(9,739,624)	(82,411,622)
Shares converted (from) Class B into Class A	—	—	5,032	43,072

Net Increase (Decrease)	9,668,195	82,166,022	(3,392,434)	(28,398,175)

Class B(1)
Shares Sold	—	$—	68	$572
Shares Issued for Reinvested Dividends	—	—	647	5,446
Shares Redeemed	—	—	(106,652)	(903,336)
Shares converted (from) Class B into Class A	—	—	(5,035)	(43,072)

Net Increase (Decrease)	—	—	(110,972)	(940,390)

Class C
Shares Sold	772,300	$6,581,645	1,104,646	$9,378,129
Issued in Merger	1,669,803	14,233,397	—	—
Shares Issued for Reinvested Dividends	181,550	1,541,768	197,214	1,678,823
Shares Redeemed	(5,061,989)	(42,804,299)	(4,337,066)	(36,835,547)

Net Increase (Decrease)	(2,438,336)	(20,447,489)	(3,035,206)	(25,778,595)

Class I
Shares Sold	15,161,508	$129,121,541	18,847,663	$160,253,889
Issued in Merger	3,380,989	28,858,429	—	—
Shares Issued for Reinvested Dividends	777,604	6,609,622	706,639	6,027,847
Shares Redeemed	(15,612,831)	(132,733,413)	(23,210,720)	(197,130,306)

Net Increase (Decrease)	3,707,270	31,856,179	(3,656,418)	(30,848,570)

Class Y(2)
Shares Sold	1,425	$12,203	—	$—
Issued in Merger	1,828,993	15,610,640	—	—
Shares Issued for Reinvested Dividends	13,562	114,791	—	—
Shares Redeemed	(105,739)	(896,434)	—	—

Net Increase (Decrease)	1,738,241	14,841,200	—	—

Class F(3)
Shares Sold	2,652,259	$22,611,191	2,986,986	$25,839,441
Issued in Merger	584,316	4,986,671	—	—
Shares Issued for Reinvested Dividends	120,599	1,024,668	15,500	133,771
Shares Redeemed	(1,089,627)	(9,254,765)	(67,463)	(583,487)

Net Increase (Decrease)	2,267,547	19,367,765	2,935,023	25,389,725

Total Net Increase (Decrease)	14,942,917	$127,783,677	(7,260,007)	$(60,576,005)

256

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Municipal Short Duration Fund
Class A
Shares Sold	311,294	$3,095,731	306,528	$3,064,942
Shares Issued for Reinvested Dividends	13,220	131,415	9,593	95,930
Shares Redeemed	(247,757)	(2,466,409)	(315,190)	(3,142,803)

Net Increase (Decrease)	76,757	760,737	931	18,069

Class C
Shares Sold	23,210	$231,077	48,770	$484,994
Shares Issued for Reinvested Dividends	5,161	51,291	3,422	34,253
Shares Redeemed	(68,630)	(681,265)	(95,914)	(953,334)

Net Increase (Decrease)	(40,259)	(398,897)	(43,722)	(434,087)

Class I
Shares Sold	64,067	$639,608	205,252	$2,052,679
Shares Issued for Reinvested Dividends	12,131	120,640	9,567	95,702
Shares Redeemed	(110,383)	(1,105,347)	(80,370)	(807,445)

Net Increase (Decrease)	(34,185)	(345,099)	134,449	1,340,936

Class F(3)
Shares Sold	77,085	$766,242	51,646	$520,470
Shares Issued for Reinvested Dividends	1,093	10,859	155	1,563
Shares Redeemed	(29,801)	(296,317)	(1,113)	(11,213)

Net Increase (Decrease)	48,377	480,784	50,688	510,820

Total Net Increase (Decrease)	50,690	$497,525	142,346	$1,435,738

Quality Bond Fund
Class A
Shares Sold	263,723	$2,573,888	553,795	$5,604,854
Shares Issued for Reinvested Dividends	29,557	288,215	51,254	506,316
Shares Redeemed	(581,478)	(5,661,906)	(639,805)	(6,368,114)

Net Increase (Decrease)	(288,198)	(2,799,803)	(34,756)	(256,944)

Class C
Shares Sold	170,207	$1,633,277	121,503	$1,217,675
Shares Issued for Reinvested Dividends	4,102	39,635	10,279	100,521
Shares Redeemed	(155,597)	(1,501,305)	(251,750)	(2,487,150)

Net Increase (Decrease)	18,712	171,607	(119,968)	(1,168,954)

Class I
Shares Sold	337,572	$3,341,688	516,397	$5,162,133
Shares Issued for Reinvested Dividends	7,480	73,267	31,926	315,315
Shares Redeemed	(547,683)	(5,368,076)	(1,344,825)	(13,411,053)

Net Increase (Decrease)	(202,631)	(1,953,121)	(796,502)	(7,933,605)

Class R3
Shares Sold	3,349	$32,602	11,245	$110,754
Shares Issued for Reinvested Dividends	403	3,922	724	7,147
Shares Redeemed	(8,526)	(84,473)	(5,830)	(57,972)

Net Increase (Decrease)	(4,774)	(47,949)	6,139	59,929

Class R4
Shares Sold	—	$—	1	$11
Shares Issued for Reinvested Dividends	29	281	61	597
Shares Redeemed	(2)	(10)	(1,249)	(12,277)

Net Increase (Decrease)	27	271	(1,187)	(11,669)

Class R5
Shares Issued for Reinvested Dividends	79	769	160	1,582
Shares Redeemed	—	—	(1,544)	(15,498)

Net Increase (Decrease)	79	769	(1,384)	(13,916)

Class Y
Shares Sold	500	$4,916	1,620,060	$16,082,853
Shares Issued for Reinvested Dividends	39	379	227,578	2,244,997
Shares Redeemed	(468)	(4,657)	(10,901,734)	(108,444,605)

Net Increase (Decrease)	71	638	(9,054,096)	(90,116,755)

257

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Quality Bond Fund – (continued)
Class F(3)
Shares Sold	653,880	$6,416,922	12,825,726	$127,588,765
Shares Issued for Reinvested Dividends	325,790	3,178,386	143,569	1,435,772
Shares Redeemed	(1,363,083)	(13,191,769)	(1,228,682)	(12,319,232)

Net Increase (Decrease)	(383,413)	(3,596,461)	11,740,613	116,705,305

Total Net Increase (Decrease)	(860,127)	$(8,224,049)	1,738,859	$17,263,391

Short Duration Fund
Class A
Shares Sold	21,912,969	$213,910,631	26,838,594	$264,577,161
Shares Issued for Reinvested Dividends	1,156,289	11,276,504	1,017,775	10,034,949
Shares Redeemed	(22,866,276)	(223,473,213)	(28,460,431)	(280,536,947)
Shares converted (from) Class B into Class A	—	—	45,698	450,432

Net Increase (Decrease)	202,982	1,713,922	(558,364)	(5,474,405)

Class B
Shares Sold	—	$—	13,307	$133,708
Shares Issued for Reinvested Dividends	—	—	2,021	20,031
Shares Redeemed	—	—	(210,692)	(2,088,656)
Shares converted (from) Class B into Class A	—	—	(45,414)	(450,432)

Net Increase (Decrease)	—	—	(240,778)	(2,385,349)

Class C
Shares Sold	2,186,008	$21,349,478	2,757,116	$27,177,810
Shares Issued for Reinvested Dividends	147,556	1,438,627	138,710	1,367,501
Shares Redeemed	(5,429,077)	(52,936,298)	(5,161,585)	(50,851,100)

Net Increase (Decrease)	(3,095,513)	(30,148,193)	(2,265,759)	(22,305,789)

Class I
Shares Sold	19,851,329	$194,088,533	19,064,223	$188,322,614
Shares Issued for Reinvested Dividends	451,060	4,406,340	394,419	3,897,530
Shares Redeemed	(15,697,835)	(153,558,671)	(19,802,518)	(195,728,825)

Net Increase (Decrease)	4,604,554	44,936,202	(343,876)	(3,508,681)

Class R3
Shares Sold	14,103	$137,193	36,855	$361,681
Shares Issued for Reinvested Dividends	2,101	20,424	1,769	17,395
Shares Redeemed	(36,288)	(354,631)	(37,643)	(369,969)

Net Increase (Decrease)	(20,084)	(197,014)	981	9,107

Class R4
Shares Sold	10,568	$102,822	732	$7,233
Shares Issued for Reinvested Dividends	1,249	12,155	1,051	10,353
Shares Redeemed	(8,755)	(85,244)	(5,261)	(51,724)

Net Increase (Decrease)	3,062	29,733	(3,478)	(34,138)

Class R5
Shares Sold	99,999	$975,039	78,852	$776,242
Shares Issued for Reinvested Dividends	2,848	27,734	1,287	12,682
Shares Redeemed	(68,538)	(665,739)	(19,439)	(191,464)

Net Increase (Decrease)	34,309	337,034	60,700	597,460

Class Y
Shares Sold	1,378,277	$13,382,508	408,800	$4,020,600
Shares Issued for Reinvested Dividends	26,695	259,306	49,945	490,538
Shares Redeemed	(419,058)	(4,069,810)	(4,537,796)	(44,574,541)

Net Increase (Decrease)	985,914	9,572,004	(4,079,051)	(40,063,403)

Class F(3)
Shares Sold	13,306,775	$129,816,403	11,794,302	$116,633,349
Shares Issued for Reinvested Dividends	367,829	3,593,186	89,647	886,884
Shares Redeemed	(6,358,348)	(62,040,303)	(1,380,089)	(13,660,925)

Net Increase (Decrease)	7,316,256	71,369,286	10,503,860	103,859,308

Total Net Increase (Decrease)	10,031,480	$97,612,974	3,074,235	$30,694,110

258

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Strategic Income Fund
Class A
Shares Sold	4,296,538	$36,933,608	3,265,129	$28,935,626
Issued in Merger	—	—	4,429,429	40,127,523
Shares Issued for Reinvested Dividends	1,066,746	9,259,924	576,470	5,062,880
Shares Redeemed	(3,763,905)	(32,632,919)	(4,005,424)	(35,211,597)
Shares converted (from) Class B into Class A	—	—	37,166	332,572

Net Increase (Decrease)	1,599,379	13,560,613	4,302,770	39,247,004

Class B
Shares Sold	—	$—	128	$1,382
Shares Issued for Reinvested Dividends	—	—	5,450	47,315
Shares Redeemed	—	—	(219,542)	(1,943,428)
Shares converted (from) Class B into Class A	—	—	(37,084)	(332,572)

Net Increase (Decrease)	—	—	(251,048)	(2,227,303)

Class C
Shares Sold	751,895	$6,556,653	775,562	$6,904,594
Issued in Merger	—	—	879,703	7,995,271
Shares Issued for Reinvested Dividends	391,778	3,422,677	264,057	2,319,846
Shares Redeemed	(3,643,853)	(31,378,675)	(2,211,076)	(19,506,706)

Net Increase (Decrease)	(2,500,180)	(21,399,345)	(291,754)	(2,286,995)

Class I
Shares Sold	5,202,305	$45,228,886	7,918,792	$70,702,971
Issued in Merger	—	—	444,149	4,037,178
Shares Issued for Reinvested Dividends	486,701	4,235,721	199,843	1,771,013
Shares Redeemed	(4,403,368)	(38,375,146)	(2,891,768)	(25,863,941)

Net Increase (Decrease)	1,285,638	11,089,461	5,671,016	50,647,221

Class R3
Shares Sold	11,098	$96,957	10,498	$92,311
Issued in Merger	—	—	6,717	60,732
Shares Issued for Reinvested Dividends	1,962	17,013	1,142	9,989
Shares Redeemed	(13,226)	(116,271)	(12,280)	(105,173)

Net Increase (Decrease)	(166)	(2,301)	6,077	57,859

Class R4
Shares Sold	19,854	$170,767	19,498	$175,467
Issued in Merger	—	—	62,760	568,454
Shares Issued for Reinvested Dividends	1,208	10,484	741	6,453
Shares Redeemed	(37,662)	(334,254)	(25,324)	(224,242)

Net Increase (Decrease)	(16,600)	(153,003)	57,675	526,132

Class R5
Shares Sold	661,326	$5,660,637	6,615	$59,381
Issued in Merger	—	—	121,631	1,101,282
Shares Issued for Reinvested Dividends	8,691	74,292	2,173	19,057
Shares Redeemed	(303,920)	(2,607,692)	(14,385)	(128,782)

Net Increase (Decrease)	366,097	3,127,237	116,034	1,050,938

Class R6
Shares Sold	17,036	$145,744	—	$—
Shares Issued for Reinvested Dividends	299	2,553	58	509
Shares Redeemed	(738)	(6,332)	—	—

Net Increase (Decrease)	16,597	141,965	58	509

Class Y
Shares Sold	371,387	$3,201,355	1,724,634	$15,022,461
Issued in Merger	—	—	4,976	45,036
Shares Issued for Reinvested Dividends	9,857	84,815	451,178	3,885,223
Shares Redeemed	(154,888)	(1,328,017)	(20,852,824)	(182,600,748)

Net Increase (Decrease)	226,356	1,958,153	(18,672,036)	(163,648,028)

Class F(3)
Shares Sold	2,988,497	$26,027,895	24,283,923	$215,837,454
Issued in Merger	—	—	1,047	9,518
Shares Issued for Reinvested Dividends	1,159,181	10,091,251	391,846	3,521,055
Shares Redeemed	(5,863,376)	(51,674,654)	(4,710,795)	(42,736,013)

Net Increase (Decrease)	(1,715,698)	(15,555,508)	19,966,021	176,632,014

Total Net Increase (Decrease)	(738,577)	$(7,232,728)	10,904,813	$99,999,351

259

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Total Return Bond Fund
Class A
Shares Sold	15,985,788	$162,568,841	18,163,358	$188,141,716
Shares Issued for Reinvested Dividends	2,361,943	24,041,892	1,823,225	18,889,233
Shares Redeemed	(14,178,007)	(144,170,107)	(20,792,172)	(214,657,185)
Shares converted (from) Class B into Class A	—	—	55,634	573,348

Net Increase (Decrease)	4,169,724	42,440,626	(749,955)	(7,052,888)

Class B(1)
Shares Sold	—	$—	12,689	$130,934
Shares Issued for Reinvested Dividends	—	—	3,240	33,069
Shares Redeemed	—	—	(383,740)	(3,934,500)
Shares converted (from) Class B into Class A	—	—	(56,080)	(573,348)

Net Increase (Decrease)	—	—	(423,891)	(4,343,845)

Class C
Shares Sold	548,880	$5,621,360	804,426	$8,350,803
Shares Issued for Reinvested Dividends	98,706	1,007,541	105,962	1,099,083
Shares Redeemed	(3,223,607)	(32,529,059)	(2,285,659)	(23,662,252)

Net Increase (Decrease)	(2,576,021)	(25,900,158)	(1,375,271)	(14,212,366)

Class I
Shares Sold	4,390,364	$44,828,120	18,750,633	$193,708,102
Shares Issued for Reinvested Dividends	123,236	1,254,052	403,178	4,180,130
Shares Redeemed	(2,738,696)	(27,953,108)	(26,836,919)	(280,361,346)

Net Increase (Decrease)	1,774,904	18,129,064	(7,683,108)	(82,473,114)

Class R3
Shares Sold	64,778	$672,644	171,287	$1,804,987
Shares Issued for Reinvested Dividends	12,532	130,050	12,533	132,172
Shares Redeemed	(134,290)	(1,399,124)	(190,499)	(2,008,904)

Net Increase (Decrease)	(56,980)	(596,430)	(6,679)	(71,745)

Class R4
Shares Sold	141,097	$1,466,537	190,198	$2,001,668
Shares Issued for Reinvested Dividends	37,493	388,629	34,655	365,094
Shares Redeemed	(418,691)	(4,332,469)	(319,521)	(3,355,591)

Net Increase (Decrease)	(240,101)	(2,477,303)	(94,668)	(988,829)

Class R5
Shares Sold	23,712	$243,174	13,751	$144,975
Shares Issued for Reinvested Dividends	5,374	55,563	3,924	41,344
Shares Redeemed	(20,942)	(215,318)	(10,172)	(105,172)

Net Increase (Decrease)	8,144	83,419	7,503	81,147

Class R6
Shares Sold	64,210	$653,454	105,192	$1,110,306
Shares Issued for Reinvested Dividends	4,676	48,178	1,175	12,470
Shares Redeemed	(4,537)	(46,354)	(4,459)	(47,702)

Net Increase (Decrease)	64,349	655,278	101,908	1,075,074

Class Y
Shares Sold	7,147,384	$73,995,846	11,186,504	$116,784,565
Shares Issued for Reinvested Dividends	1,601,591	16,541,238	1,891,675	19,839,698
Shares Redeemed	(5,339,698)	(55,011,657)	(68,621,216)	(718,275,784)

Net Increase (Decrease)	3,409,277	35,525,427	(55,543,037)	(581,651,521)

Class F(3)
Shares Sold	17,436,905	$177,429,850	93,173,588	$965,607,858
Shares Issued for Reinvested Dividends	3,650,927	37,149,565	1,170,410	12,241,553
Shares Redeemed	(42,189,713)	(422,170,404)	(4,708,465)	(49,215,444)

Net Increase (Decrease)	(21,101,881)	(207,590,989)	89,635,533	928,633,967

Total Net Increase (Decrease)	(14,548,585)	$(139,731,066)	23,868,335	$238,995,880

World Bond Fund
Class A
Shares Sold	10,472,503	$110,597,978	11,785,185	$121,604,974
Shares Issued for Reinvested Dividends	81,297	862,573	—	—
Shares Redeemed	(10,383,121)	(109,498,041)	(26,554,215)	(273,871,576)

Net Increase (Decrease)	170,679	1,962,510	(14,769,030)	(152,266,602)

260

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

World Bond Fund – (continued)
Class C
Shares Sold	884,430	$9,185,358	861,475	$8,799,167
Shares Issued for Reinvested Dividends	5,736	59,718	—	—
Shares Redeemed	(3,210,495)	(33,307,122)	(6,119,429)	(62,517,040)

Net Increase (Decrease)	(2,320,329)	(24,062,046)	(5,257,954)	(53,717,873)

Class I
Shares Sold	62,633,036	$666,413,386	168,305,112	$1,738,828,328
Shares Issued for Reinvested Dividends	542,997	5,796,797	—	—
Shares Redeemed	(60,952,930)	(646,716,590)	(221,085,661)	(2,298,327,137)

Net Increase (Decrease)	2,223,103	25,493,593	(52,780,549)	(559,498,809)

Class R3
Shares Sold	29,503	$309,510	58,471	$603,734
Shares Issued for Reinvested Dividends	183	1,932	—	—
Shares Redeemed	(125,456)	(1,312,722)	(34,893)	(360,377)

Net Increase (Decrease)	(95,770)	(1,001,280)	23,578	243,357

Class R4
Shares Sold	50,343	$534,416	24,807	$255,370
Shares Issued for Reinvested Dividends	187	1,982	—	—
Shares Redeemed	(34,459)	(362,911)	(79,720)	(822,780)

Net Increase (Decrease)	16,071	173,487	(54,913)	(567,410)

Class R5
Shares Sold	268,581	$2,866,895	167,311	$1,729,850
Shares Issued for Reinvested Dividends	1,208	12,891	—	—
Shares Redeemed	(110,303)	(1,174,768)	(78,183)	(812,982)

Net Increase (Decrease)	159,486	1,705,018	89,128	916,868

Class R6
Shares Sold	949,594	$10,178,893	90,913	$947,663
Shares Issued for Reinvested Dividends	3,104	33,236	—	—
Shares Redeemed	(134,327)	(1,435,216)	(55,178)	(571,080)

Net Increase (Decrease)	818,371	8,776,913	35,735	376,583

Class Y
Shares Sold	29,303,801	$312,314,058	28,754,002	$299,232,482
Shares Issued for Reinvested Dividends	213,955	2,287,857	—	—
Shares Redeemed	(13,745,131)	(146,642,209)	(36,903,790)	(382,734,621)

Net Increase (Decrease)	15,772,625	167,959,706	(8,149,788)	(83,502,139)

Class F(3)
Shares Sold	47,812,854	$508,985,750	126,436,442	$1,320,942,588
Shares Issued for Reinvested Dividends	535,469	5,718,502	—	—
Shares Redeemed	(19,488,075)	(207,422,808)	(8,880,802)	(92,990,212)

Net Increase (Decrease)	28,860,248	307,281,444	117,555,640	1,227,952,376

Total Net Increase (Decrease)	45,604,484	$488,289,345	36,691,847	$379,936,351

(1)	Any remaining Class B shares converted to Class A shares on September 19, 2017.
(2)	Inception date of class was May 31, 2018.
(3)	Inception date of class was February 28, 2017.

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $400 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended October 31, 2018, none of the Funds had borrowings under this facility.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

261

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

15.	Fund Reorganizations:

At a meeting held February 6-7, 2018, the Board of Directors of the Company and The Hartford Mutual Funds II, Inc. approved an Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of The Hartford Municipal Real Return Fund (“Acquired Fund”), a series of The Hartford Mutual Funds II, Inc., with and into The Hartford Municipal Opportunities Fund, a series of the Company (the “Reorganization”). At a Special Meeting of shareholders held on June 28, 2018, shareholders of the Acquired Fund approved the Reorganization Agreement.

Pursuant to the terms of the Reorganization Agreement, immediately before the opening of business on July 16, 2018, the Acquired Fund transferred all of its assets to the Municipal Opportunities Fund, in exchange for shares of the Municipal Opportunities Fund and the assumption of all of the liabilities of the Acquired Fund by the Municipal Opportunities Fund.

Immediately before the opening of business on July 16, 2018, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Municipal Opportunities Fund in the following amounts:

Share Class	Net assets of Acquired Fund as of the close of business on July 13, 2018 (“Valuation Date”)	Shares of the Acquired Fund as of the Valuation Date	Value of Shares Issued by Municipal Opportunities Fund	Shares Issued By Municipal Opportunities Fund	Net Assets of Municipal Opportunities Fund immediately after the Reorganization
Class A	$86,132,369	9,364,834	$86,132,369	10,111,569	$322,750,079
Class C	14,233,397	1,557,240	14,233,397	1,669,803	98,544,275
Class I	28,858,429	3,129,776	28,858,429	3,380,989	338,630,184
Class Y	15,610,640	1,702,143	15,610,640	1,828,993	15,620,677
Class F	4,986,671	541,237	4,986,671	584,316	41,298,705

	$149,821,506	16,295,230	$149,821,506	17,575,670	$816,843,920

Each shareholder of a share class of the Acquired Fund received shares of the same share class of the Municipal Opportunities Fund with the same class designation and at the respective class NAV, as determined on the Valuation Date.

Some of the investments held by the Acquired Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the Municipal Opportunities Fund after the Reorganization. The expenses associated with the Reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs, were borne by HFMC or its affiliates.

As of the Valuation Date, the Acquired Fund had investments valued at $148,826,997 with a cost basis of $146,986,156. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Municipal Opportunities Fund were recorded at fair value; however, the cost basis of the investments received by the Municipal Opportunities Fund from the Acquired Fund were carried forward to align ongoing reporting of the Municipal Opportunities Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Municipal Opportunities Fund immediately after the acquisition were $816,843,920, which included $1,840,841 of acquired unrealized appreciation.

Assuming the acquisition had been completed on November 1, 2017, the Municipal Opportunities Fund’s pro-forma results of operations for the year ended October 31, 2018 (unaudited) are as follows:

Net investment income	$21,935,586
Net realized and unrealized loss on investments	$(21,747,669)

Net increase in net assets from operations	$187,917

16.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

262

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2018

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of the Funds’ early adoption of these provisions was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

17.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement disclosure have been identified.

Effective November 1, 2018, the management fee of HFMC set forth in the investment management agreement with respect to the Short Duration Fund will be as follows: 0.4100% of the first $500 million, 0.3700% of the next $500 million, 0.36500% of the next $1.5 billion, 0.3600% of the next $2.5 billion, 0.3500% of the next $5 billion, and 0.3400% in excess of $10 billion annually of the Short Duration Fund’s average daily net assets. In addition, effective November 1, 2018, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for the Short Duration Fund as follows: 0.81% (Class A), 1.56% (Class C), 0.56% (Class I), 1.15% (Class R3), 0.85% (Class R4), 0.55% (Class R5), 0.55% (Class Y) and 0.55% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

263

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund and the Board of Directors of The Hartford Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund (collectively referred to as the “Funds”) (thirteen of the funds constituting The Hartford Mutual Funds, Inc. (the “Company”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (thirteen of the funds constituting The Hartford Mutual Funds, Inc.) at October 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting The Hartford Mutual Funds, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

The Hartford Municipal Opportunities Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

Hartford World Bond Fund

	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Hartford Municipal Income Fund Hartford Municipal Short Duration Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from May 29, 2015 (commencement of operations) through October 31, 2015.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 28, 2018

264

Hartford Fixed Income Funds

Directors and Officers (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2018. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	83	None

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	83	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	83	None

DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	83	None

265

Hartford Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served until June 2013. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. and served until July 2018. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director until August 2010. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	83	None

PHILLIP O. PETERSON (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	83	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	83	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

266

Hartford Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	83	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

267

Hartford Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as President (since April 2018), Chief Executive Officer (since April 2018) and Executive Vice President (since December 2013) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer ofLattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is a Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO and is the Head of Operations of HASCO. Ms. Quade also serves as Vice President of HFD and HFMG (since December 2013). From February 2018 to May 14, 2018, Ms. Quade served as Treasurer of the Company. Formerly, Ms. Quade served as Director, Enterprise Operations of Hartford Life Insurance Company from April 2012 through December 2013. . Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.

(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

268

Hartford Fixed Income Funds

Shareholder Meeting Results (Unaudited)

At a Special Meeting of shareholders held on June 28, 2018, shareholders of The Hartford Municipal Real Return Fund (“Acquired Fund”), a series of The Hartford Mutual Funds II, Inc., approved an Agreement and Plan of Reorganization that provided for the reorganization of the Acquired Fund with and into The Hartford Municipal Opportunities Fund, a series of The Hartford Mutual Funds, Inc. (the “Reorganization”). The results of the shareholder meeting are below.

For	Against	Abstain	Uninstructed
6,721,691.432	190,583.741	377,342.170	1,865,883.000

269

Hartford Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

270

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford World Bond Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 7-8, 2018, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF, on behalf of each of its funds listed above (each a “Fund” and collectively, the “Funds”) except for The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, The Hartford Mutual Funds II, Inc. (“HMF II”) and Hartford Funds Management Company, LLC (“HFMC”); (ii) the continuation of a separate investment management agreement by and between HMF, on behalf of The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, and HFMC (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”); and (iii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of HMF.

In the months preceding the August 7-8, 2018 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 19-20, 2018 and August 7-8, 2018. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 19-20, 2018 and August 7-8, 2018 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified

271

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC and not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

272

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 19-20, 2018 and August 7-8, 2018 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by HFMC to other clients that are exchange-traded funds (“ETFs”) with investment strategies similar to those of certain Funds. The Board reviewed information about structural, operational and other differences between the ETFs and the Funds, including differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered any differences between the Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for each of The Hartford Quality Bond Fund, Hartford Municipal Income Fund, and Hartford Municipal Short Duration Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

273

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, based on a fee structure approved by the Board at its August 2017 meeting and implemented at the commencement of the fiscal year on November 1, 2017. The Board noted that, under this fee structure, the Funds pay HASCO a fee equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the Fund’s gross performance.

The Hartford Emerging Markets Local Debt Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile of its expense group. In considering the Fund’s expenses, the Board noted HFMC’s observation that only a portion of the expense group was comprised of local debt funds, as opposed to hard currency funds, and that local debt funds generally tend to have higher fee levels relative to hard currency funds. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.25%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Floating Rate Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class R3 Shares of the Fund have an automatically renewable contractual expense cap of 1.25%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Floating Rate High Income Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

274

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.05%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford High Yield Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.05%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Inflation Plus Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 0.85%, which resulted in HFMC reimbursing the Fund for certain expenses.

Hartford Municipal Income Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A Shares of the Fund have a contractual expense cap of 0.69%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Municipal Opportunities Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 0.69%.

Hartford Municipal Short Duration Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 0.69%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Quality Bond Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2017. The Board noted that Class A Shares of the Fund have a contractual expense cap of 0.85%, which resulted in HFMC reimbursing the Fund for certain expenses.

275

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford Short Duration Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 0.85%, which resulted in HFMC reimbursing the Fund for certain expenses. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which will be implemented on November 1, 2018.

The Hartford Strategic Income Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 0.95%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Total Return Bond Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A Shares of the Fund have an automatically renewable contractual expense cap of 1.00%. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which will be implemented on September 1, 2018.

The Hartford World Bond Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2017.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

276

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes: a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2018), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex R, LLC; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Hartford International Asset Management Company Limited; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2018

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-FI18    12/18    208762    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2017 through October 31, 2018.

Market Review

Despite a volatile year, during the 12 months ended October 31, 2018, U.S. stocks, as measured by the S&P 500 Index,1 saw positive returns. During this period, the S&P

500 Index had a 7.35% return.

As of the end of September 2018, there were more than 35 days in 2018 when the S&P 500 Index closed 1% higher or lower than the previous day, which is more than triple the number of 1% swings experienced in all of 2017. Rising interest rates, inflation anxiety, and concerns surrounding U.S. tariffs and trade policies have all contributed to the return of market volatility.

Throughout 2018, the U.S. Federal Reserve (Fed) continued its cycle of interest-rate increases. At the end of October 2018, short-term rates ranged from 2% to 2.25%. At the time of this writing, expectations were for a continued gradual increase through the end of this calendar year and into next. Central banks overseas are also beginning to unwind their accommodative policies by raising interest rates, which may impact global markets.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. For example, protectionist U.S. trade policies have sparked concern and uncertainty among some investors.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Multi-Strategy Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s investment manager or sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Balanced A1	1.76%	6.34%	9.75%
Balanced A2	-3.83%	5.14%	9.13%
Balanced C1	0.99%	5.59%	8.95%
Balanced C2	-0.01%	5.59%	8.95%
Balanced I1	2.05%	6.55%	9.86%
Balanced R3[1]	1.45%	6.05%	9.48%
Balanced R4[1]	1.73%	6.36%	9.79%
Balanced R5[1]	2.03%	6.68%	10.12%
Balanced R6[1]	2.12%	6.74%	10.20%
Balanced Y1	2.10%	6.74%	10.20%
Balanced F1	2.12%	6.59%	9.88%
60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofAML US 3-Month Treasury Bill Index	3.75%	7.53%	9.57%
S&P 500 Index	7.35%	11.34%	13.24%
Bloomberg Barclays Government/Credit Bond Index	-2.31%	1.87%	4.13%
ICE BofAML US 3-Month Treasury Bill Index	1.68%	0.55%	0.35%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofAML US 3-Month Treasury Bill Index is calculated by Hartford Funds Management Company, LLC.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

Bloomberg Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

2

The Hartford Balanced Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.03%	1.03%
Class C	1.74%	1.74%
Class I	0.75%	0.75%
Class R3	1.35%	1.35%
Class R4	1.05%	1.05%
Class R5	0.75%	0.75%
Class R6	0.63%	0.63%
Class Y	0.66%	0.66%
Class F	0.63%	0.63%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

Portfolio Managers

Lutz-Peter Wilke, CFA

Managing Director and Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Loren L. Moran, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Fund returned 1.76%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s custom benchmark, (60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index, and 5% ICE BofAML US 3-Month Treasury Bill Index), which returned 3.75% for the same period. For the same period, the S&P 500 Index returned 7.35%, the Bloomberg Barclays Government/Credit Bond Index returned -2.31%, and the ICE BofAML US 3-Month Treasury Bill Index returned 1.68%. During the period, the Class A shares of the Fund outperformed the 0.46% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

United States (US) equities, measured by the S&P 500 Index, rose during the twelve-month period ending October 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the period in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by U.S. President Donald Trump. Entering 2018, bullish sentiment was exceptionally strong, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile U.S. and China trade relations weighed heavily on sentiment into the end of the period.

Returns varied by market-cap, as large-cap equities, as measured by the S&P 500 Index outperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index respectively, during the period.

Nine out of eleven sectors in the S&P 500 Index rose during the period, with Consumer Discretionary (+15%), Information Technology (+13%), and Healthcare (+11%) performing the best. Materials (-9%) and Industrials (-1%) lagged on a relative basis during the period.

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the outcome of proposed tariffs by the United States potentially impacting most global trade partners. Global sovereign debt yields largely rose overall, but flights to safety led to declines throughout the period on account of fears of an emerging markets contagion and increased trade tensions. Fears of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and President Trump agreed to work toward zero tariffs. After the U.S. threat to pullout of North American Free Trade

3

The Hartford Balanced Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, the United States-Mexico-Canada Agreement (USMCA) was agreed upon to replace NAFTA, and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). The Eurozone economy started to lose momentum as third quarter of 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget.

A number of developed central banks began to reduce monetary easing policies. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Market volatility picked up sharply during the month of October, following concerns over higher interest rates and ongoing geopolitical and trade tensions. Economic fundamentals remained strong, with unemployment globally continuing to fall. Third-quarter earnings season got off to a good start, particularly in the U.S., and initial estimates for third quarter of 2018 U.S. GDP beat consensus expectations, predominantly driven by consumer spending. However, net exports were a drag on output, as businesses increased imports ahead of scheduled tariff increases. The pace of increases in bond yields continued to be of particular concern to those emerging markets with high dollar-denominated debts.

Over the period, the U.S. dollar rallied relative to most currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. U.S. dollar strength also extended versus perceived safe-haven currencies like the Japanese yen, supported by widening U.S.-Japan yield differentials. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S. The Mexican peso and Canadian dollar were notable exceptions – both appreciated versus the U.S. Dollar in the fall, supported by rising oil prices and NAFTA renegotiation prospects.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates, as credit spreads widened on account of a pickup in equity-market volatility, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

During the period, the equity portion of the Fund underperformed S&P 500 Index, while the fixed income portion outperformed the Bloomberg Barclays Government/Credit Bond Index. Asset allocation at the Fund level contributed positively to benchmark-relative performance, due to the Fund’s underweight to fixed income and overweight to equities.

Performance in the equity portion of the Fund was the driver of relative underperformance during the period. The Fund’s thematic allocation to Energy equities was the largest detractor. Though we’ve seen a rise in oil prices over the trailing twelve months and a return to backwardation (trading below the expected spot price) in the oil futures market, Energy equities have continued to lag Energy commodities and are still far from discounting current spot prices as of the end of the period. However, we are encouraged by the Energy sector’s growing commitment to inventory cuts and capital discipline, and believe there is still room for positive sentiment to build for the sector in 2019. The Fund’s thematic allocation to global Technology companies was also a meaningful detractor as select names in the Fund sold off alongside the broader Technology sector in October. However, strong selection within the Fund’s broader global equities allocation helped to partially offset these results as the Fund benefited from positive returns from equity securities in the U.S. Health Care and Telecommunication Services sectors.

The fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index, during the period. Security selection within investment grade corporate credit was the primary contributor to results relative to the Bloomberg Barclays Government/Credit Bond Index, though an allocation to high yield credit also added to returns. Duration and yield curve positioning were meaningful contributors to benchmark-relative performance over the period as well.

In addition to using derivatives for managing the Fund’s currency exposures, we used derivatives such as bond futures to tactically manage duration during the period. Over the period, these tactical market and foreign exchange (FX) hedging activities benefited the Fund.

What is the outlook?

As of the end of the period, tax cuts continued to boost consumer spending and corporate earnings growth, leading to strong business confidence and high levels of capital spending. Headline inflation has ticked up modestly to 2.4% on a year-over-year basis, but remains near the Fed’s targeted level. The Fed increased the Fed Funds rate another 0.25% in September, and consensus is now expecting an additional four rate increases by the end of 2019.

We believe fundamentals within the U.S. remain constructive in the near term. The economy appears to remain on a positive growth trajectory, driven by consumer spending and investment, with forecasted U.S. GDP growth of 3.0% in 2018. While we believe increases in interest rates are likely to slow the pace of growth, we are still expecting meaningful earnings growth in the U.S. stock market in the coming 12 months.

Within equities, Energy represented the Fund’s largest sector overweight relative to the S&P 500 Index at the end of the period, while Information Technology was the largest underweight. Within fixed income, we

4

The Hartford Balanced Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

modestly reduced the Fund’s allocation to investment grade credit in order to increase the Fund’s exposure to emerging market debt and U.S. high yield corporate bonds. Though we maintain a moderately pro-cyclical risk posture, we believe diversification may help mitigate potential drawdowns heading into the late stage of the cycle.

At the end of the period, the Fund’s equity exposure was 57% compared to 60% in the Fund’s custom benchmark, and at the lower end of the Fund’s 50-70% range.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes. There is no guarantee the Fund will achieve its stated objective. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small- and mid-cap securities can have greater risk and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	57.0%

Total	57.0%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.0%
Corporate Bonds	23.3
Foreign Government Obligations	1.0
Municipal Bonds	1.0
U.S. Government Agencies	0.7
U.S. Government Securities	7.6

Total	37.6%

Short-Term Investments	7.6
Other Assets & Liabilities	(2.2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

5

The Hartford Balanced Income Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 7/31/2006 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-1.14%	5.55%	9.49%
Class A2	-6.58%	4.36%	8.87%
Class C1	-1.90%	4.77%	8.68%
Class C2	-2.83%	4.77%	8.68%
Class I1	-0.89%	5.82%	9.72%
Class R3[1]	-1.49%	5.21%	9.27%
Class R4[1]	-1.19%	5.53%	9.54%
Class R5[1]	-0.91%	5.80%	9.78%
Class R6[1]	-0.74%	5.90%	9.90%
Class Y1	-0.79%	5.89%	9.90%
Class F1	-0.75%	5.86%	9.75%
45% Russell 1000 Value Index/ 44% Bloomberg Barclays Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	-0.24%	5.70%	9.45%
Russell 1000 Value Index	3.03%	8.61%	11.30%
Bloomberg Barclays Corporate Index	-3.01%	2.93%	6.91%
JP Morgan Emerging Markets Bond Index Plus	-6.88%	3.24%	8.21%
Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	0.98%	4.69%	11.22%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/26/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/26/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

45% Russell 1000 Value Index/ 44% Bloomberg Barclays Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index is calculated by Hartford Funds Management Company, LLC.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Bloomberg Barclays Corporate Index (reflects no deduction for fees, expenses or taxes) is the Corporate component of the U.S. Credit Index within the Bloomberg Barclays U.S. Aggregate Bond Index.

6

The Hartford Balanced Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes) is the 2% issuer cap component of the Bloomberg Barclays U.S. High Yield Index, which is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	0.93%	0.93%
Class C	1.68%	1.68%
Class I	0.69%	0.69%
Class R3	1.31%	1.31%
Class R4	1.01%	1.01%
Class R5	0.71%	0.71%
Class R6	0.61%	0.61%
Class Y	0.65%	0.65%
Class F	0.61%	0.61%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

Portfolio Managers

Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

* Ms. Grimes has announced her plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2018. Accordingly, she will no longer serve as a portfolio manager to the Fund as of December 31, 2018.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Income Fund returned -1.14%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming its custom benchmark (45% Russell 1000 Value Index, 44% Bloomberg Barclays Corporate Index, 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index, and 5.5% JP Morgan Emerging Markets Bond Index Plus) which returned -0.24% for the same period. For the period, the Bloomberg Barclays Corporate Index returned -3.01%, the Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index returned 0.98%, and the JP Morgan Emerging Markets Bond Index Plus returned -6.88%. For the same period, Class A shares of the Fund also underperformed the -0.30% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

United States (U.S.) equities posted positive results over the trailing twelve-month period ending October 31, 2018 as measured by the S&P 500 Index. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the period, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by U.S. President Donald Trump. Entering 2018, bullish sentiment was exceptionally strong; as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile U.S. and China trade relations weighed heavily on sentiment into the end of the period.

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against

7

The Hartford Balanced Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign debt yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Donald Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

A number of developed central banks began to reduce monetary easing policies. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Economic fundamentals remained strong overall. In the U.S., economic growth continued above trend, labor market strength continued, and consumer confidence remained elevated. Higher mortgage rates and rising construction costs added pressure on the housing market. The Eurozone economy started to lose momentum as third quarter 2018 Eurozone gross domestic product (GDP) fell to its slowest pace in more than four years, with ongoing concerns about Italy’s election and later on in the period, its budget. Japanese inflation ticked up but remained well below the central bank’s target. The pace of the move higher in yields continued to be of particular concern to emerging markets countries with high levels of U.S. dollar-denominated debt.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona were the primary decliners. The euro and Great British pound also weakened due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates, as credit spreads widened amid a pickup in equity-market volatility, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

At the overall Fund level, the fixed income allocation, driven by an underweight to and security selection within investment grade credit, contributed positively to relative performance while the Fund’s allocation to equities detracted from performance. Within the equity portion of the Fund, security selection was the primary driver of underperformance versus the Russell 1000 Value Index. In particular, selection in the Financials and Consumer Staples sectors weighed on relative performance while selection in the Industrials and Information Technology sectors was additive. Sector allocation, a result of our bottom-up stock selection process, contributed positively to returns during the period primarily due to an overweight to the Financials sector and this was partially offset by an overweight to the Communications Services and Materials sectors.

Among the top detractors from absolute and relative performance in the equity portion of the Fund were British American Tobacco (Consumer Staples), MetLife (Financials), and DowDuPont (Materials). British American Tobacco is a UK-based tobacco company. The company’s stock price declined during the period as a challenging regulatory environment weighed on tobacco equities in 2018, which we believe has caused the market to overreact. British American Tobacco continues to push into next generation products with its heat-not-burn product, increasing share in key markets globally. We trimmed the Fund’s position in the British American Tobacco stock. MetLife is a U.S.-based global financial company providing life and property and casualty (P&C) insurance, annuity and retail banking. The company’s stock price has declined during the period as a result of massive insurance losses due to rainstorms and flooding across the U.S. and Canada. Share prices of DowDuPont, a U.S.-based chemical corporation, declined during the period. Recently the company announced that they would take a massive $4.6 million impairment charge in the third quarter related to goodwill and other assets in its agriculture unit.

Among the top contributors to relative returns in the equity portion of the Fund were Eli Lilly (Healthcare), Cisco Systems (Information Technology), and General Electric (Industrials). Share prices of Eli Lilly, a global pharmaceutical company, advanced during the period. The company recently reported better than expected quarterly results driven by their diabetes franchise, and was also supported by a favorable market reaction to management’s plans to spin off their animal health business, Elanco, which raised $1.5B in the September IPO. We trimmed the Fund’s position in the Elanco stock. Cisco Systems, is a U.S.-based multinational Technology company. The company’s stock price rose during the period after they reported a solid second quarter 2018 results driven by broad-based product strength. We trimmed the Fund’s position in the Cisco Systems stock. General Electric, a globally diversified Technology and Financial Services company, contributed positively to relative performance after the Fund’s position was eliminated earlier in the period. The stock price declined as a result of the company’s stagnant power business, sizeable write-downs in their

8

The Hartford Balanced Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

long term care insurance business, a dividend cut, and general concern over management effectiveness that resulted in a CEO transition in the span of one year. Pfizer (Healthcare) was also a top contributor to absolute returns for the period.

The fixed income portion of the Fund outperformed the fixed income portion of the Fund’s custom benchmark (80% Bloomberg Barclays Corporate Index, 10% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index, and 10% JP Morgan Emerging Markets Bond Index (EMBI) Plus) for the period due primarily to strong security selection within and an overweight to investment grade credit. Exposure to the securitized sector as well as the Fund’s duration and yield curve positioning also contributed positively to outperformance relative to the fixed income portion of the Fund’s custom benchmark. This was partially offset by negative effects from an underweight to and security selection within emerging market debt.

Over the period, the Fund had a small derivatives position used for interest rate and risk management purposes. This position had a neutral impact to performance over the period.

What is the outlook?

As of the end of the period, the U.S. economy remains strong, with continued job growth driving the unemployment rate below 4%. Retail sales were strong through the summer and consumer confidence remains near all-time highs. In addition, the economy remains on a positive growth trajectory, driven by consumer spending and investment, with forecasted U.S. GDP growth of 3.00% in 2018. The labor market remains strong and wages have started to pick up. Tax cuts continued to boost consumer spending and corporate earnings growth, leading to strong business confidence and high levels of capital spending. Small Business Optimism, as measured by the National Federation of Independent Business, reached a record level of 108.8 in August. Inflation has ticked up modestly to 2.4%, but remains near the Fed’s targeted level. Alongside strong economic growth, the Fed raised short-term interest rates by 0.25% in September. We believe the Fed is likely to increase rates 4 more times through the end of 2019. If fiscal stimulus does in fact result in a growth boost at a time of full employment, the Fed could raise policy rates more aggressively to mitigate future inflation risk. The flat U.S. rate curve appears to be struggling with this push/pull. The absence of quantitative easing could have a number of knock-on effects globally, including testing countries with weaker growth profiles and promoting protectionism/populism. It will be important to watch the Fed’s reaction to these events, if there is any at all. Cash flow from tax reform will benefit companies to varying degrees. We are watching closely to see where companies deploy excess cash.

On the equity side, Consumer Staples and Utilities represented the Fund’s largest sector overweights relative to the custom benchmark at the end of the period, while Financials and Consumer Discretionary were the Fund’s largest underweight allocations.

On the fixed income side, we maintained a moderately pro-cyclical risk posture. In the fixed income portion of the Fund, we maintained an out-of-benchmark allocation to the securitized sector (including commercial mortgage-backed securities, asset-backed securities and collateralized mortgage obligations) and a slight overweight to investment grade credit, from a contribution to spread duration perspective.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund was positioned in line with the Fund’s custom benchmark, from an equity/fixed income weighting perspective.

Important Risks

Investing involves risk, including the possible loss of principal. •The Fund seeks to achieve its investment objective by allocating assets among different asset classes. There is no guarantee the Fund will achieve its stated objective. The fixed income portion of the Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	43.4%
Escrows	0.0 (2)
Preferred Stocks	0.0 (2)

Total	43.4%

Fixed Income Securities
Convertible Bonds	0.1%
Corporate Bonds	45.5
Foreign Government Obligations	5.1
Municipal Bonds	0.1
Senior Floating Rate Interests	0.2
U.S. Government Securities	2.5

Total	53.5%

Short-Term Investments	3.1
Other Assets & Liabilities	0.0 (2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

9

The Hartford Checks and Balances Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/31/2007 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	2.17%	6.60%	9.46%
Class A2	-3.45%	5.40%	8.84%
Class C1	1.39%	5.79%	8.65%
Class C2	0.49%	5.79%	8.65%
Class I1	2.33%	6.84%	9.73%
Class R3[1]	1.80%	6.22%	9.08%
Class R4[1]	2.10%	6.54%	9.40%
Class R5[1]	2.29%	6.86%	9.74%
Class F1	2.51%	6.88%	9.75%
33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg Barclays U.S. Aggregate Bond Index	4.04%	8.05%	10.34%
Russell 3000 Index	6.60%	10.81%	13.35%
S&P 500 Index	7.35%	11.34%	13.24%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	3.94%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg Barclays U.S. Aggregate Bond Index is calculated by HFMC.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*	Gross	Net
Class A	0.98%	0.98%
Class C	1.74%	1.74%
Class I	0.73%	0.73%
Class R3	1.36%	1.36%
Class R4	1.06%	1.06%
Class R5	0.76%	0.76%
Class F	0.64%	0.64%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

10

The Hartford Checks and Balances Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Vice President

Hartford Funds Management Company, LLC

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Checks and Balances Fund returned 2.17%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s custom benchmark (which is comprised of 33.3% Bloomberg Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index, 33.3% S&P 500 Index), which returned 4.04% for the same period. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Russell 3000 Index returned -2.05%, 7.35% and 6.60%, respectively, for the same period. For the same period, Class A shares of the Fund outperformed the 0.46% average return of the Lipper Mixed-Asset Target Allocation Growth Funds average, a group of funds that hold between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Macroeconomic and political events continued to dominate the headlines over the last twelve months leading market volatility to steadily increase. In the United States, the U.S. Federal Reserve (Fed) increased rates four times over the last twelve months, causing a parallel shift higher in the yield curve (i.e. when the interest rates applicable to all maturities increase or decrease by the same number of basis points). Over this period, the yield on the ten year treasury increased from 2.38% on November 1, 2017 to 3.14% on October 31, 2018. This put pressure on fixed-income securities, resulting in most fixed-income sub-asset classes experiencing small losses. Overseas, the European Central Bank (ECB) held policy rates at 0%, while the Bank of England increased rates modestly.

Domestic equity markets continued to outpace the rest of the world, led by strong returns from Information Technology, Healthcare and Consumer Discretionary sectors. However, the domestic equity market selloff in October has some investors worried we might have seen the top with respect to the current market cycle. Elsewhere, trade wars, a stronger U.S. Dollar and higher interest rates put pressure on foreign markets, with losses across most emerging and developed markets. These factors also contributed to poor performance from emerging market bonds.

During the period, the Fund allocated its assets as follows: (1) one third to The Hartford Capital Appreciation Fund, (2) one third to The Hartford Dividend and Growth Fund, and (3) one third to The Hartford Total Return Bond Fund and Hartford Total Return Bond ETF. Effective July 21, 2018, the Fund started transitioning its entire holding in The Hartford Total Return Bond Fund to Hartford Total Return Bond ETF. The transition is expected to be completed prior to March 1, 2019.

During the period, the Fund’s performance relative to the custom benchmark benefited most from the performance of The Hartford Total Return Bond Fund and Hartford Total Return Bond ETF. The return of The Hartford Dividend and Growth Fund detracted most from performance relative to the custom benchmark.

The Hartford Capital Appreciation Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Information Technology, Financials, and Healthcare sectors. Stock selection within the Industrials, Materials, and Real Estate sectors contributed positively to benchmark-relative returns during the period. Sector allocation, a result of bottom-up stock selection, contributed positively to benchmark-relative results, primarily driven by the fund’s underweight to Utilities and Consumer Staples and overweight to Information Technology. This was slightly offset by the fund’s overweight to Materials and Industrials sectors, which detracted from performance relative to the Russell 3000 Index.

The Hartford Dividend and Growth Fund underperformed the S&P 500 Index during the period due to stock selection, particularly within the Financials, Consumer Discretionary, and Industrials sectors. This was partially offset by stronger selection within Communication Services, Healthcare and Energy sectors. Sector allocation, a result of the bottom up stock selection process, contributed negatively to performance relative to the S&P 500 Index, due to an underweight to Consumer Discretionary and overweight to Financials sectors. This was offset by an underweight to Industrials and Real Estate, which added value relative to the S&P 500 Index.

Each of The Hartford Total Return Bond Fund and Hartford Total Return Bond ETF outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. The primary driver of each fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index was the allocation to structured finance products like non-agency residential mortgage backed securities (MBS), commercial mortgage backed securities (CMBS), and collateralized loan obligations (CLOs). Security selection in investment grade credit, particularly within the Industrials sector, and an allocation to treasury inflation-protected securities (TIPS) also contributed positively to relative performance. High yield and bank loan positioning was also additive to results. Exposure to European financials in the form of contingent convertible (CoCo) bonds, detracted. Each fund’s derivative hedges, implemented through credit default swap indices (CDX), contributed positively. Each fund’s opportunistic interest rate positioning, which was implemented partially through interest rate swaps and bond futures, detracted from performance, as rates on the short-end of the yield curve increased over the period. Developed non-U.S. dollar duration trades, however, contributed modestly to performance. Each fund’s allocation to emerging

11

The Hartford Checks and Balances Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

markets debt detracted from relative performance during the period as global trade tensions and external debt sustainability concerns weighed on the sector.

What is the outlook?

Looking ahead, we expect that the road is likely to be a bit bumpier. Many companies are still fundamentally well positioned to grow in our view, but it remains uncertain if the U.S. economy can continue to spur increases in consumer demand. The Fed is committed to increasing interest rates further, and the trade wars and tariffs are ongoing concerns, sowing seeds for potential economic weakness. These issues have also weighed on emerging market economies, many of which have experienced natural disasters and political turmoil of their own. Overseas, the U.K. is poised to leave the European Union shortly, and the ECB plans to end its stimulus program at the end of 2018. We believe opportunities remain, but caution is warranted.

Similarly, credit markets are increasingly tricky to navigate. After years of positive returns from most fixed-income sub-asset classes, only higher yielding exposures, like high yield bonds, or flexible exposures, like floating rate loans, have been performing well in our view. Credit spreads have softened a bit recently but while default levels are very low, rising interest rates provide a structural headwind.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives. •Investing in an exchange-traded fund (“ETF”) exposes the Fund to all of the risks of that ETF and, in general, subjects the Fund to a pro rata portion of the ETF’s fees and expenses.

Asset Allocation(1)

as of October 31, 2018 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	66.2%
Taxable Fixed Income Funds	33.8
Short-Term Investments	0.0	(2)
Other Assets & Liabilities	0.0	(2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

12

The Hartford Conservative Allocation Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks current income and long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-0.59%	1.65%	5.23%
Class A2	-6.06%	0.51%	4.64%
Class C1	-1.38%	0.87%	4.44%
Class C2	-2.34%	0.87%	4.44%
Class I1	-0.39%	1.91%	5.51%
Class R3[1]	-0.80%	1.36%	4.88%
Class R4[1]	-0.51%	1.67%	5.23%
Class R5[1]	-0.32%	1.96%	5.54%
Class F1	-0.23%	1.95%	5.53%
65% Bloomberg Barclays U.S. Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI ACWI ex USA Index (Net)	-0.44%	4.14%	6.80%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	3.94%
Russell 3000 Index	6.60%	10.81%	13.35%
MSCI ACWI ex USA Index (Net)	-8.24%	1.63%	6.92%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 11/30/15, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

65% Bloomberg Barclays U.S. Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI ACWI ex USA Index (Net) is calculated by HFMC.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

13

The Hartford Conservative Allocation Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.23%	1.19%
Class C	1.99%	1.94%
Class I	0.95%	0.94%
Class R3	1.57%	1.44%
Class R4	1.28%	1.14%
Class R5	0.98%	0.84%
Class F	0.87%	0.84%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Vice President

Hartford Funds Management Company, LLC

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Conservative Allocation Fund returned -0.59%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming its custom benchmark, which is comprised of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI All Country World (ACWI) ex USA Index (Net), which returned -0.44% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI ACWI ex USA Index (Net) returned -2.05%, 6.60%, and -8.24%, respectively, for the same period. For the same period, Class A shares of the Fund outperformed the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned -0.92%.

Why did the Fund perform this way?

The main driver of the Fund’s performance relative to the custom benchmark over the twelve-month period ended October 31, 2018 was the Fund’s asset allocation among various asset classes. Contribution to performance from asset allocation decisions was positive over the period as the Fund benefited from an underweight to fixed income and an overweight to equities, U.S. equities in particular.

Another driver of Fund performance during the period was the outperformance of the underlying funds relative to their individual benchmarks. In particular, the performance of The Hartford World Bond Fund, the Hartford Core Equity Fund and The Hartford Total Return Bond Fund had significant positive effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the performance of The Hartford Global All-Asset Fund, The Hartford Equity Income Fund and The Hartford International Opportunities Fund, which had negative effects on the Fund’s performance relative to the custom benchmark.

Within equities, an overweight to U.S. large and midcap equities added value, as did a tilt towards developed country sovereign debt. Conversely, poor style selection in international equities and income-oriented equities detracted on a relative basis.

Macroeconomic and political events continued to dominate the headlines over the last twelve months leading market volatility to steadily increase. In the United States, the U.S. Federal Reserve (Fed) increased rates four times over the last twelve months, causing a parallel shift higher in the yield curve (i.e. when the interest rates applicable to all maturities increase or decrease by the same number of basis points). Over this period, the yield on the ten year treasury increased from 2.38% on November 1, 2017 to 3.14% on October 31, 2018. This put pressure on fixed-income securities, resulting in most fixed-income sub-asset classes experiencing small losses. Overseas, the European Central Bank (ECB) held policy rates at 0%, while the Bank of England increased rates modestly.

Domestic equity markets continued to outpace the rest of the world, led by strong returns from Information Technology, Healthcare and Consumer Discretionary sectors. However, the domestic equity market selloff in October has some investors worried we might have seen the top with respect to the current market cycle. Elsewhere, trade wars, a stronger U.S. Dollar and higher interest rates put pressure on foreign markets, with losses across most emerging and developed markets. These factors also contributed to poor performance from emerging market bonds.

14

The Hartford Conservative Allocation Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook?

Looking ahead, we expect that the road is likely to be a bit bumpier. Many companies are still fundamentally well positioned to grow in our view, but it remains uncertain if the U.S. economy can continue to spur increases in consumer demand. The Fed is committed to increasing interest rates further, and the trade wars and tariffs are ongoing concerns, sowing seeds for potential economic weakness. These issues have also weighed on emerging market economies, many of which have experienced natural disasters and political turmoil of their own. Overseas, the U.K. is poised to leave the European Union shortly, and the ECB plans to end its stimulus program at the end of 2018. We believe opportunities remain, but caution is warranted.

Similarly, credit markets are increasingly tricky to navigate. After years of positive returns from most fixed-income sub-asset classes, only higher yielding exposures, like high yield bonds, or flexible exposures, like floating rate loans, have been performing well in our view. Credit spreads have softened a bit recently but while default levels are very low, rising interest rates provide a structural headwind.

In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment. Within fixed income, we see a benefit to diversifying into non-core exposures including high yield bonds, bank loans, and emerging market debt.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of October 31, 2018 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	25.0%
International/Global Equity Funds	7.5
Multi-Strategy Funds	6.0
Taxable Fixed Income Funds	61.3
Short-Term Investments	0.3
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

15

The Hartford Global All-Asset Fund (Consolidated)

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	Since Inception[1]
Class A2	-6.75%	3.16%	4.96%
Class A3	-11.88%	2.00%	4.26%
Class C2	-7.42%	2.38%	4.18%
Class C3	-8.24%	2.38%	4.18%
Class I2	-6.53%	3.41%	5.23%
Class R3[2]	-7.13%	2.86%	4.67%
Class R4[2]	-6.72%	3.19%	5.00%
Class R5[2]	-6.45%	3.36%	5.21%
Class R6[2]	-6.38%	3.54%	-7.53%
Class Y2	-6.47%	3.52%	5.32%
Class F2	-6.37%	3.45%	5.25%
60% MSCI ACWI Index (Net)/ 40% Bloomberg Barclays Global Aggregate Bond Hedged USD Index	-0.06%	4.98%	6.95%
MSCI ACWI Index (Net)	-0.52%	6.15%	9.09%
Bloomberg Barclays Global Aggregate Bond Hedged USD Index	0.20%	2.91%	3.28%

[1]	Inception: 5/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

60% MSCI ACWI Index (Net)/ 40% Bloomberg Barclays Global Aggregate Bond Hedged USD Index is calculated by Hartford Funds Management Company, LLC.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

Bloomberg Barclays Global Aggregate Bond Hedged USD Index (reflects no deduction for fees, expenses or taxes) provides a broad-based measure of the global investment-grade fixed-income markets.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

16

The Hartford Global All-Asset Fund (Consolidated)

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.27%	1.24%
Class C	2.00%	1.99%
Class I	0.96%	0.94%
Class R3	1.60%	1.46%
Class R4	1.30%	1.16%
Class R5	1.00%	0.86%
Class R6	0.88%	0.74%
Class Y	0.89%	0.80%
Class F	0.88%	0.74%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary fund. Hartford Funds Management Company, LLC, the investment manager, has also contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of that subsidiary fund for as long as the Fund remains invested in that subsidiary fund. Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended 10/31/18.

Portfolio Managers

Brian M. Garvey

Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

Mark T. Lynch

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Brij S. Khurana

Managing Director and Portfolio Manager

Wellington Management Company LLP

Adam G. Fraser, CFA

Managing Director and Multi-Asset Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Global All-Asset Fund returned -6.75%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s custom benchmark (60% MSCI All Country World (ACWI) Index (Net)/ 40% Bloomberg Barclays Global Aggregate Bond Hedged USD Index), which returned -0.06% for the same period. For the same period, the MSCI ACWI Index (Net) returned -0.52% and the Bloomberg Barclays Global Aggregate Bond Hedged USD Index returned 0.20%. For the same period, Class A shares of the Fund also underperformed the -1.30% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments, with a focus on total return.

Why did the Fund perform this way?

While global equities returns were flat over the twelve-month period, as measured by the MSCI ACWI Index (Net), there was a large divide between performance of underlying equity markets. U.S. equities significantly outperformed the rest of the world as the S&P 500 Index returned 7.35% over the trailing 12 months while international equities returned -6.4% and emerging market equities posted a return of -12.2%, as measured by the MSCI EAFE and MSCI Emerging Markets indices respectively.

To begin the period, political concerns dominated headlines globally, while economic data across most major economies remained largely positive. In November 2017, oil hit a two-year high following an extended OPEC supply-cut agreement through the end of 2018. A month later in December 2017, strong global economic data, robust quarterly earnings, and optimism about the growth-enhancing effects of U.S. tax cuts drove positive market results for the fourteenth consecutive month. 2018 got off to a volatile start as the first quarter saw global equities register their first quarterly loss in eight quarters. A sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the U.S. In the second quarter, global equities rebounded from the first quarter’s decline, ending the first half of 2018

17

The Hartford Global All-Asset Fund (Consolidated)

Fund Overview – (continued)

October 31, 2018 (Unaudited)

with a gain. During the third quarter of 2018, global equities extended their year-to-date gain as global markets stabilized in the wake of robust U.S. economic data before sharply declining in October, posting their worst monthly performance since May 2010 and ending October down year-to-date. Widespread volatility engulfed global financial markets as disappointing economic data in the Eurozone, heightened political uncertainties in Europe, softer third-quarter corporate earnings guidance from a number of U.S. companies, and concerns about the macroeconomic implications from the U.S.-China trade tensions contributed to market turmoil.

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign debt yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC). In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions.

A number of developed central banks began to reduce monetary easing policies.. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The People’s Bank of China (PBOC) remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona declined as well. The euro and Great British pound also weakened due to economic and political uncertainty and continued monetary policy divergence versus the U.S.

Absolute returns across fixed income sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates, as credit spreads widened amid a pickup in equity-market volatility, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. High yield generated positive returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a paucity of supply.

Treasury Inflation Protected Securities (TIPS) returned -0.61% during the period as represented by the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The yield curve continued to flatten during most of the period with front-end yields rising in anticipation of more aggressive monetary policy tightening by the Federal Reserve (the Fed); long-term yields moved slightly lower as the inflation outlook remained tame. Later in the period, yields rose as concerns surrounding the end of quantitative easing and trade war concerns lifted inflation expectations, wiping out the sector’s gains.

As part of the asset allocation process, we implemented global thematic ideas based on research regarding macroeconomic and structural trends. Exposures to the india awakes, technology evolution, and activist governments themes were the primary detractors from relative performance during the period. Following strong performance in calendar year 2017, the Fund’s exposure to Indian equities, particularly exposures within the Financials and Industrials sectors, has underperformed for much of the period. While the Indian government remains committed to its reform measures that have been undertaken over the previous few years, equities came under pressure at the start of the year as governance issues across a number of large firms weakened sentiment within the country. Rising interest rates, a weakening currency versus the U.S. dollar and broader flows out of emerging markets, also contributed positively to the negative sentiment towards Indian equities. Our technology evolution theme, another strong performer in calendar year 2017, also detracted as exposure to companies within the Asian technology sector and those in the automobile supply chain drove negative results. The theme performed well at the start of the period but was negatively impacted following the continued concerns surrounding sanctions and trade relations between the United States and China. Exposure to Data Enablers, a sub-theme within the technology evolution theme that focuses primarily on U.S. companies benefiting from increased use of data from evolving technologies, was positive throughout the period but overshadowed by weakness in the other areas. The activist governments theme is based on what we consider to be the belief that global governments’ attempts to spur domestic growth through low interest rates and increased fiscal spending will create market dislocations, and we invest in precious metals equities, inflation linked bonds, defense equities and European infrastructure equities within this theme. The theme contributed positively at the beginning of the period as the passage of the U.S. tax cuts indicated that governments were still focused on increasing growth and global defense spending was set to be its highest since the Cold War. However, performance reversed by the end of the period due to higher interest rates in the U.S. and fears of softening demand related to European construction companies.

18

The Hartford Global All-Asset Fund (Consolidated)

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Our healthcare watchdog, household balance sheet healing, and late cycle credit investing themes contributed positively to relative performance during the period. Exposure to companies promoting efficiency and reduced costs surrounding Healthcare services drove returns within the healthcare watchdog theme as rising costs and budgetary pressures continued to affect the delivery of healthcare services. The growing trend of consolidation within the Healthcare sector continues to put cost containment and price competition in focus and we believe these companies are positioned well to outperform as a result. In other areas, strengthening consumer balance sheets and rising net worth has bolstered individuals’ ability to service debt. As a result, the Fund’s exposures to asset-backed (ABS) and mortgage-backed (MBS) securities within the household balance sheet healing theme has benefited the Fund, as stronger collateral backing these securities led to repricing, reflecting the lower risk associated with these borrowers. Bank loans were the driver of relative outperformance within the late cycle credit investing theme as rising rates made their floating rate coupons more attractive. The sector has remained largely immune to volatility in the credit and interest rate markets, leading it to outperform the high yield sector by the greatest margin since 2015. Following its outperformance, the Fund trimmed its position in bank loans and will continue to be very selective in participation in any new issues.

During the period, the Fund used derivatives primarily to gain exposure to different asset classes. Over the period, derivatives contributed positively to overall performance, in particular the Fund’s currency hedges, which were implemented through currency forwards.

What is the outlook?

The suppressed levels of volatility that were witnessed in 2017 reversed this year as two equity market sell offs through October 2018 have reminded investors that muted volatility was not the new normal state. We believe that this volatile environment is back and here to stay. Optimism surrounding U.S. tax cuts, which pushed domestic U.S. equity markets higher through the first three quarters, is starting to fade while the U.S. dollar remains at elevated levels driven by widening interest rate differentials as the Fed raised short term borrowing rates three times in 2018 with plans for a fourth. In our view, financial markets are excessively focusing on the near term. Within the Fund’s equity portion, the Fund ended the period overweight Europe (primarily France, Ireland, Greece, and Iceland) and emerging markets (primarily India and Taiwan), while it maintained its underweight to the U.S. Within the fixed income portion of the Fund, the Fund maintained its out-of-benchmark allocations to global inflation-linked bonds and bank loans, remained overweight emerging market debt and ABS, while being underweight investment grade credit, mortgage-backed securities, and government bonds.

As we search for investment ideas that we expect will generate significant outperformance over time, we understand that exposure to non-core areas of the market can lead to performance differences compared to core assets. We take steps to help mitigate these situations by ensuring that the portfolio is diversified across ideas with very differentiated and uncorrelated return characteristics. Our investment process seeks to identify niche, high return potential return opportunities that also provide diversification to core portfolio assets.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes and/or specialist portfolio managers. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds can have a greater risk of price volatility illiquidity, and default than higher-rated debt securities. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Commodities may be more volatile than investments in traditional securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non U.S. subsidiary and its investments.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	57.4%
Exchange-Traded Funds	7.9
Preferred Stocks	0.1
Warrants	0.0 (2)

Total	65.4%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.8%
Convertible Bonds	0.1
Corporate Bonds	2.7
Foreign Government Obligations	7.7
U.S. Government Agencies	3.9
U.S. Government Securities	3.5

Total	22.7%

Short-Term Investments	20.3
Purchased Options	0.1
Other Assets & Liabilities	(8.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

19

The Hartford Global Real Asset Fund (consolidated)

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	Since Inception[1]
Class A2	-0.97%	-1.72%	-0.36%
Class A3	-6.42%	-2.82%	-1.03%
Class C2	-1.71%	-2.45%	-1.10%
Class C3	-2.67%	-2.45%	-1.10%
Class I2	-0.68%	-1.46%	-0.10%
Class R3[2]	-1.26%	-1.97%	-0.61%
Class R4[2]	-0.82%	-1.66%	-0.32%
Class R5[2]	-0.68%	-1.42%	-0.06%
Class Y2	-0.67%	-1.37%	-0.02%
Class F2	-0.64%	-1.45%	-0.10%
55% MSCI ACWI Commodity Producers Index (Net)/ 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index/10% Bloomberg Commodity Index Total Return	1.84%	-0.92%	1.25%
MSCI ACWI Commodity Producers Index (Net)	3.52%	-1.36%	1.15%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	-0.61%	0.69%	1.93%
Bloomberg Commodity Index Total Return	-1.73%	-7.31%	-4.38%

[1]	Inception: 5/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

55% MSCI ACWI Commodity Producers Index (Net)/ 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 10% Bloomberg Commodity Index Total Return is calculated by Hartford Funds Management Company, LLC.

MSCI ACWI Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI All Country World Index, the parent index, which covers mid and large cap securities across developed market and emerging market countries.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury bills.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

20

The Hartford Global Real Asset Fund (consolidated)

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.57%	1.26%
Class C	2.29%	2.01%
Class I	1.16%	1.01%
Class R3	1.81%	1.51%
Class R4	1.51%	1.21%
Class R5	1.21%	0.96%
Class Y	1.11%	0.91%
Class F	1.10%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary fund. Hartford Funds Management Company, LLC, the investment manager, has also contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of that subsidiary fund for as long as the Fund remains invested in that subsidiary fund. Actual expenses may be higher or lower. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended 10/31/18.

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

David A. Chang, CFA

Senior Managing Director and Commodities Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Global Real Asset Fund returned -0.97%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s custom benchmark (55% MSCI All Country World Commodity Producers Index (Net), 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index, and 10% Bloomberg Commodity Index Total Return), which returned 1.84% for the same period. For the period, the MSCI All Country World Commodity Producers Index (Net) returned 3.52%, the Bloomberg Barclays U.S. TIPS 1-10 Year Index returned -0.61%, and the Bloomberg Commodity Index Total Return returned -1.73%. For the same period, Class A shares of the Fund outperformed the -1.30% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments, with a focus on total return.

Why did the Fund perform this way?

During the period, inflation-sensitive equities rose, supported by strength in the Energy sector, while the commodities market, driven by negative performance in the Industrial Metals, Agriculture & Livestock and

Precious Metals sectors, ended the period lower. Treasury Inflation-Protected Securities (TIPS) fell slightly over the period.

Global equities were neutral over the twelve-month period, as measured by the MSCI All Country World Index (Net). To begin the period, political concerns dominated headlines globally, while economic data across most major economies remained largely positive. In November 2017, oil prices hit a two-year high following an extended OPEC supply-cut agreement through the end of 2018. A month later in December, strong global economic data, robust quarterly earnings, and optimism about the growth-enhancing effects of U.S. tax cuts drove positive results for the fourteenth consecutive month, ending 2017 with an 18% gain. 2018 got off to a volatile start as the first quarter saw global equities register their first quarterly loss in eight quarters. A sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the U.S. In the second quarter, global equities rebounded from the first quarter’s decline, ending the first half of 2018 with a gain.

During the third quarter of 2018, global equities extended their year-to-date gain as global markets stabilized in the wake of robust U.S. economic data before sharply declining in October, posting their worst monthly performance since May 2010 and ending October down year-to-date. Widespread volatility engulfed global financial markets as

21

The Hartford Global Real Asset Fund (consolidated)

Fund Overview – (continued)

October 31, 2018 (Unaudited)

disappointing economic data in the Eurozone, heightened political uncertainties in Europe, softer third-quarter corporate earnings guidance from a number of U.S. companies, and concerns about the macroeconomic implications from the U.S.-China trade tensions contributed to market turmoil.

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Trump agreed to work toward zero tariffs. After the U.S. threat to pull out of the North American Free Trade Agreement (NAFTA) and subsequent renegotiations threatened to leave Canada out of any bilateral agreement between the U.S. and Mexico, a deal was agreed upon to replace NAFTA and awaits ratification. The U.S. and China trade war escalated, while China’s bilateral trade surplus with the U.S. widened to record highs, and the Chinese yuan dropped to levels prompting action from the People’s Bank of China (PBOC).

In the last month of the period, market volatility picked up sharply, following concerns over higher interest rates and ongoing geopolitical and trade tensions. A number of developed central banks began to reduce monetary easing policies. By the end of the third quarter of 2018, the U.S. Federal Reserve (Fed) had raised its target rate on three occasions in 2018, upgraded its growth projections, and forecasted four additional increases through the end of 2019. The Bank of England and Bank of Canada also each increased rates. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target. The European Central Bank (ECB) announced an end to quantitative easing slated for December 2018, but pledged to keep policy rates unchanged at least through the summer of 2019. The PBOC remained supportive, amending reserve requirements on banks to address various pressures, first cutting the requirements to boost lending and later announcing a 20% reserve requirement to help stabilize the yuan.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona also declined. The euro and Great British pound weakened as well, due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates, as credit spreads widened amid a pickup in equity-market volatility, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a paucity of supply.

TIPS returned -0.61% during the period as represented by the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The yield curve continued to flatten during most of the period with front-end yields rising in anticipation of more aggressive monetary policy tightening by the Federal Reserve (the Fed); long-term yields moved slightly lower as the inflation outlook remained tame. Later in the period, yields rose as concerns surrounding the end of quantitative easing and trade war concerns lifted inflation expectations, wiping out the sector’s gains.

Commodities returned -1.73% during the period, as represented by Bloomberg Commodities Index. Industrial Metals, Agriculture & Livestock, and Precious Metals declined, while Energy rose over the period. Industrial metals were the worst performer, as ongoing global trade tensions drove the group lower. The decline in Agriculture & Livestock commodities was driven by a stronger U.S. dollar in addition to continued trade tensions between the U.S. and China. Energy delivered strong performance over the period, led by crude oil, gas oil, and gasoline. The petroleum complex rallied amidst supply concerns and healthy global economic growth.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among equities, bonds, commodities, and cash. Underperformance relative to the custom benchmark during this period was driven by allocations to underlying portfolios, and stock selection in equity investments. Security selection was a meaningful detractor within the Energy sector, where select upstream producers within the Permian Basin underperformed as sustained infrastructure bottlenecks continued to subdue investor sentiment for the group. The Fund’s underweight to Energy securities also detracted as global oil and gas prices rallied over the period. The Fund’s allocation to equities in the Precious Metals sector was another meaningful detractor as global equity strength, higher yields, and positive economic data continued to put downward pressure on the sector. The Fund’s allocations to cyclical inflation-sensitive equities also detracted as allocations to non-natural resources dampened performance. However, the Fund’s underweight allocations to Metals and Mining equities and fixed income helped to partially offset some of these results, as these contributed positively to relative performance.

During the period, the Fund’s commodity exposure was gained through derivatives, primarily total return swaps and futures. While the Fund’s commodities exposure contributed positively on a relative basis, it detracted from absolute performance.

What is the outlook?

The Fund ended the year overweight inflation-sensitive equities and commodities and underweight fixed income. Our analysis continues to suggest further upside risks to the inflation outlook over the next 12 months, driven by both demand pull and cost push factors as capacity bottlenecks emerge, as well as further downward pressure on the unemployment rate, which is now at the lowest point since the Vietnam War era.

22

The Hartford Global Real Asset Fund (consolidated)

Fund Overview – (continued)

October 31, 2018 (Unaudited)

One key factor that has been driving the real asset markets is the U.S. dollar. Real assets have a physical linkage to things that can’t be created with infinite supply and as a result can be thought of as a ‘hard’ currency. For centuries, gold has been the choice real asset or an alternative currency and has had a negative relationship with the U.S. dollar. Inflation is the change in value of paper currency in terms of physical things (goods). A weakening of the U.S. dollar is often inflationary and can lead to strong real asset performance. As we saw in 2011 to 2015, a strengthening U.S. dollar can have the opposite effect. As of the end of the period, U.S. dollar strength is being driven by U.S. growth leadership relative to the rest of the world, which recently hit 20 year relative highs as U.S. growth has held firm at strong levels buoyed by fiscal stimulus, while the rest of the world has slowed incrementally in 2018.

Additionally, as the U.S. tightens monetary policy, it has put pressure on some emerging markets. Finally, given a lower sensitivity to foreign trade, the U.S. is being projected as the winner of escalating trade wars that will have a greater detrimental impact on economies more dependent on external trade. Our view is that the market still does not have a good understanding of how the trade war is impacting markets and economies, and that the relative U.S. strength in 2018 can largely be explained by the U.S. tax cuts combined with the lagged impact of tighter policy in China in 2017. As we move into 2019, we believe these impacts should fade and eventually reverse, leaving the U.S. dollar looking rich compared to its fundamentals which include rising fiscal and trade deficits and tightening financial conditions. Therefore we have been shifting the Fund’s portfolio to benefit from a decline in the strength of the U.S. dollar.

Oil prices continued to strengthen through the end of September 2018 on the back of tight inventories, sustained demand, and heightened geo-political tensions that threaten future supply. However, October proved to be a much more volatile month as West Texas Intermediate (WTI) and Brent crude oil sold off considerably amid trade war concerns and increased fears of a global growth slowdown. Accordingly, while we remain optimistic in the short term, we are closely monitoring an increasing list of cyclical concerns. Factors driving the positive aspects of our view include: continued tightness across the Energy market and a return to a positive oil roll yield, supply restraint across the metals complex, a U.S. economy that is currently very strong, historically tight labor markets, increasing geopolitical risk, signs of stimulus within China and a potential U.S. dollar reversion - all paired with reasonably attractive valuations and still negative sentiment towards real assets. On the concern side, global growth did downshift in the third quarter of 2018 and may moderate due to Fed monetary tightening and the fading fiscal impulse. Additionally, the potential impacts of a trade war are still not fully known and likely to further slow the global economy and add uncertainty to capital markets and company investment decisionless productive purposes. This is a primary focus of research for the team looking forward.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes and/or specialist portfolio managers. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Investments in the commodities market and the natural-resource industry may increase the

Fund’s liquidity risk, volatility and risk of loss if adverse developments occur. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	59.7%
Exchange-Traded Funds	6.7
Preferred Stocks	0.2

Total	66.6%

Fixed Income Securities
Convertible Bonds	0.0	%(2)
Corporate Bonds	0.7
Foreign Government Obligations	0.7
U.S. Government Securities	20.4

Total	21.8%

Short-Term Investments	17.1
Purchased Options	0.0	(2)
Other Assets & Liabilities	(5.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

23

The Hartford Global Real Asset Fund (consolidated)

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Composition by Country(1)

as of October 31, 2018

Country	Percentage of Net Assets
Argentina	0.2%
Australia	1.5
Austria	0.0	(2)
Belgium	0.0	(2)
Bermuda	0.0	(2)
Brazil	1.9
Canada	4.0
Cayman Islands	0.1
Chile	0.0	(2)
China	1.3
Denmark	0.2
France	4.5
Germany	0.4
Greece	0.0	(2)
Hong Kong	0.8
India	0.5
Indonesia	0.0	(2)
Ireland	0.1
Israel	0.1
Italy	2.7
Japan	2.8
Jersey	0.2
Luxembourg	0.5
Malaysia	0.1
Mexico	0.6
Mult	0.1
Netherlands	3.7
Norway	0.7
Peru	0.1
Poland	0.0	(2)
Portugal	0.2
Russia	2.1
Singapore	0.2
South Africa	0.3
South Korea	0.3
Spain	0.6
Sweden	0.3
Switzerland	0.6
Taiwan	0.1
Thailand	0.0	(2)
Turkey	0.0	(2)
Ukraine	0.0	(2)
United Arab Emirates	0.0	(2)
United Kingdom	4.8
United States	51.8
Short-Term Investments	17.1
Other Assets & Liabilities	(5.5)
Purchased Options	0.0	(2)

Total	100.0%

(1)

The table above is based on Bloomberg’s country of risk classifications. For Fund compliance purposes, the Fund may not use the same classification system shown in this report. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

24

The Hartford Growth Allocation Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	0.28%	4.36%	8.53%
Class A2	-5.24%	3.19%	7.92%
Class C1	-0.41%	3.61%	7.74%
Class C2	-1.39%	3.61%	7.74%
Class I1	0.60%	4.71%	8.90%
Class R3[1]	-0.06%	4.05%	8.21%
Class R4[1]	0.24%	4.35%	8.53%
Class R5[1]	0.55%	4.68%	8.87%
Class F1	0.66%	4.74%	8.91%
55% Russell 3000 Index/ 25% MSCI ACWI ex USA Index (Net)/ 20% Bloomberg Barclays U.S. Aggregate Bond Index	1.12%	6.77%	10.04%
Russell 3000 Index	6.60%	10.81%	13.35%
MSCI ACWI ex USA Index (Net)	-8.24%	1.63%	6.92%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	3.94%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous subadvisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 5/31/14, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

55% Russell 3000 Index/ 25% MSCI ACWI ex USA Index (Net)/ 20% Bloomberg Barclays U.S. Aggregate Bond Index is calculated by HFMC.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

25

The Hartford Growth Allocation Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	2.01%	2.01%
Class I	0.94%	0.94%
Class R3	1.57%	1.57%
Class R4	1.27%	1.27%
Class R5	0.97%	0.97%
Class F	0.86%	0.86%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Vice President

Hartford Funds Management Company, LLC

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Allocation Fund returned 0.28%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming its custom benchmark, which is comprised of 20% Bloomberg Barclays U.S. Aggregate Bond Index, 55% Russell 3000 Index and 25% MSCI All Country World (ACWI) ex USA Index (Net), which returned 1.12% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI ACWI ex USA Index (Net) returned -2.05%, 6.60%, and -8.24%, respectively, for the same period. For the same period, Class A shares of the Fund underperformed the average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with equity weights of 60%-80%, which returned 0.46%.

Why did the Fund perform this way?

The main driver of the Fund’s performance relative to the custom benchmark over the twelve-month period ended October 31, 2018 was the underperformance of the underlying funds relative to their individual benchmarks. In particular, the performance of The Hartford Global All-Asset Fund, The Hartford International Opportunities Fund, and the Hartford Multifactor US Equity ETF, had negative effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the performance of The Hartford World Bond Fund, The Hartford MidCap Fund, and the Hartford Core Equity Fund which had significant positive effects on the Fund’s performance relative to the custom benchmark.

Another driver of Fund performance relative to the Fund’s custom benchmark during the period was the Fund’s asset allocation among various asset classes. Contribution to performance from asset allocation decisions was positive over the period as the Fund benefited from an underweight to fixed income and an overweight to equities, U.S. equities in particular.

Within equities, an overweight to U.S. large and midcap equities added value, as did a tilt towards developed country sovereign debt. Conversely, poor style selection in international equities and income-oriented equities detracted on a relative basis.

Macroeconomic and political events continued to dominate the headlines over the last twelve months leading market volatility to steadily increase. In the United States, the U.S. Federal Reserve (Fed) increased rates four times over the last twelve months, causing a parallel shift higher in the yield curve (i.e. when the interest rates applicable to all maturities increase or decrease by the same number of basis points). Over this period, the yield on the ten year treasury increased from 2.38% on November 1, 2017 to 3.14% on October 31, 2018. This put pressure on fixed-income securities, resulting in most fixed-income sub-asset classes experiencing small losses. Overseas, the European Central Bank (ECB) held policy rates at 0%, while the Bank of England increased rates modestly.

Domestic equity markets continued to outpace the rest of the world, led by strong returns from Information Technology, Healthcare and Consumer Discretionary sectors. However, the domestic equity market selloff in October has some investors worried we might have seen the top with respect to the current market cycle. Elsewhere, trade wars, a stronger U.S. Dollar and higher interest rates put pressure on foreign markets, with losses across most emerging and developed markets. These factors also contributed to poor performance from emerging market bonds.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

26

The Hartford Growth Allocation Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

What is the outlook?

Looking ahead, we expect that the road is likely to be a bit bumpier. Many companies are still fundamentally well positioned to grow in our view, but it remains uncertain if the U.S. economy can continue to spur increases in consumer demand. The Fed is committed to increasing interest rates further, and the trade wars and tariffs are ongoing concerns, sowing seeds for potential economic weakness. These issues have also weighed on emerging market economies, many of which have experienced natural disasters and political turmoil of their own. Overseas, the U.K. is poised to leave the European Union shortly, and the ECB plans to end its stimulus program at the end of 2018. We believe opportunities remain, but caution is warranted.

Similarly, credit markets are increasingly tricky to navigate. After years of positive returns from most fixed-income sub-asset classes, only higher yielding exposures, like high yield bonds, or flexible exposures, like floating rate loans, have been performing well in our view. Credit spreads have softened a bit recently but while default levels are very low, rising interest rates provide a structural headwind.

As of the end of the period, the Fund positioning was relatively neutral between equities and fixed income as compared to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment. Within fixed income, we see a benefit to diversifying into non-core exposures including high yield bonds, bank loans, and emerging market debt.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount invested in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of October 31, 2018 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	57.0%
International/Global Equity Funds	19.7
Multi-Strategy Funds	8.1
Taxable Fixed Income Funds	15.0
Short-Term Investments	0.2
Other Assets & Liabilities	0.0 (2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

27

Hartford Moderate Allocation Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 5/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	5 Years	10 Years
Class A1	-0.29%	3.13%	6.87%
Class A2	-5.77%	1.97%	6.27%
Class C1	-1.08%	2.36%	6.08%
Class C2	-2.03%	2.36%	6.08%
Class I2	-0.08%	3.44%	7.19%
Class R3[1]	-0.72%	2.77%	6.51%
Class R4[1]	-0.33%	3.07%	6.84%
Class R5[1]	-0.12%	3.38%	7.15%
Class F1	0.07%	3.47%	7.21%
40% Bloomberg Barclays U.S. Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI ACWI ex USA Index (Net)	0.21%	5.48%	8.55%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	3.94%
Russell 3000 Index	6.60%	10.81%	13.35%
MSCI ACWI ex USA Index (Net)	-8.24%	1.63%	6.92%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous subadvisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 11/30/15, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

40% Bloomberg Barclays U.S. Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI ACWI ex USA Index (Net) is calculated by HFMC.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

28

Hartford Moderate Allocation Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.21%	1.21%
Class C	1.96%	1.96%
Class I	0.91%	0.91%
Class R3	1.55%	1.55%
Class R4	1.25%	1.25%
Class R5	0.95%	0.95%
Class F	0.84%	0.84%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Vice President

Hartford Funds Management Company, LLC

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Moderate Allocation Fund returned -0.29%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming its custom benchmark, which is comprised of 40% Bloomberg Barclays U.S. Aggregate Bond Index, 40% Russell 3000 Index and 20% MSCI All Country World (ACWI) ex USA Index (Net), which returned 0.21% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI ACWI ex USA Index (Net) returned -2.05%, 6.60%, and -8.24%, respectively, for the same period. For the same period, Class A shares of the Fund outperformed the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with equity weights of 40%-60%, which returned -0.30%.

Why did the Fund perform this way?

The main driver of the Fund’s performance relative to the custom benchmark over the twelve-month period ended October 31, 2018 was the underperformance of the underlying funds relative to their individual benchmarks. In particular the performance of The Hartford Global All-Asset Fund, The Hartford International Opportunities Fund, and the Hartford Multifactor US Equity ETF, had negative effects on the Fund’s performance relative to the custom benchmark. Offsetting this effect was the performance of The Hartford World Bond Fund, The Hartford MidCap Fund, and the Hartford Core Equity Fund, which had significant positive effects on the Fund’s performance relative to the custom benchmark.

Another driver of Fund performance relative to the custom benchmark during the period was the Fund’s asset allocation among various asset classes. Contribution to performance from asset allocation decisions was positive over the period as the Fund benefited from an underweight to fixed income and an overweight to equities, U.S. equities in particular.

Within equities, an overweight to U.S. large and midcap equities added value, as did a tilt towards developed country sovereign debt. Conversely, poor style selection in international equities and income-oriented equities detracted on a relative basis.

Macroeconomic and political events continued to dominate the headlines over the last twelve months leading market volatility to steadily increase. In the United States, the U.S. Federal Reserve (Fed) increased rates four times over the last twelve months, causing a parallel shift higher in the yield curve (i.e. when the interest rates applicable to all maturities increase or decrease by the same number of basis points). Over this period, the yield on the ten year treasury increased from 2.38% on November 1, 2017 to 3.14% on October 31, 2018. This put pressure on fixed-income securities, resulting in most fixed-income sub-asset classes experiencing small losses. Overseas, the European Central Bank (ECB) held policy rates at 0%, while the Bank of England increased rates modestly.

Domestic equity markets continued to outpace the rest of the world, led by strong returns from Information Technology, Healthcare and Consumer Discretionary sectors. However, the domestic equity market selloff in October has some investors worried we might have seen the top with respect to the current market cycle. Elsewhere, trade wars, a stronger U.S. Dollar and higher interest rates put pressure on foreign markets, with losses across most emerging and developed markets. These factors also contributed to poor performance from emerging market bonds.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

29

Hartford Moderate Allocation Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

What is the outlook?

Looking ahead, we expect that the road is likely to be a bit bumpier. Many companies are still fundamentally well positioned to grow in our view, but it remains uncertain if the U.S. economy can continue to spur increases in consumer demand. The Fed is committed to increasing interest rates further, and the trade wars and tariffs are ongoing concerns, sowing seeds for potential economic weakness. These issues have also weighed on emerging market economies, many of which have experienced natural disasters and political turmoil of their own. Overseas, the U.K. is poised to leave the European Union shortly, and the ECB plans to end its stimulus program at the end of 2018. We believe opportunities remain, but caution is warranted.

Similarly, credit markets are increasingly tricky to navigate. After years of positive returns from most fixed-income sub-asset classes, only higher yielding exposures, like high yield bonds, or flexible exposures, like floating rate loans, have been performing well in our view. Credit spreads have softened a bit recently but while default levels are very low, rising interest rates provide a structural headwind. As of the end of the period, the Fund positioning was relatively neutral between equities and fixed income as compared to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment. Within fixed income, we see a benefit to diversifying into non-core exposures including high yield bonds, bank loans, and emerging market debt.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of October 31, 2018 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	40.5%
International/Global Equity Funds	15.0
Multi-Strategy Funds	8.3
Taxable Fixed Income Funds	36.1
Short-Term Investments	0.2
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

30

Hartford Multi-Asset Income Fund

Fund Overview

October 31, 2018 (Unaudited)

Inception 4/30/2014 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

Comparison of Change in Value of $10,000 Investment (4/30/14 - 10/31/18)

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
04/14
10/14
10/15
10/16
10/17
10/18
Hartford Multi-Asset Income Fund (Class A)
$9,550 starting value
$10,696 ending value
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index
$10,000 starting value
$12,871 ending value
Bloomberg Barclays U.S. Aggregate Bond Index
$10,000 starting value
$10,764 ending value
S&P 500 Index
$10,000 starting value
$15,790 ending value
30% MSCI All Country World (ACWI) Index (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% S&P/LSTA Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus
$10,000 starting value
$11,985 ending value
MSCI All Country World (ACWI) Index (Net)
$10,000 starting value
$12,799 ending value
ICE BofAML Global High Yield Constrained Index
$10,000 starting value
$11,510 ending value
S&P/LSTA Leveraged Loan Index
$10,000 starting value
$11,880 ending value
JP Morgan Emerging Markets Bond Index Plus
$10,000 starting value
$11,361 ending value
30% MSCI All Country World (ACWI) Index (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% Credit Suisse Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus
$10,000 starting value
$12,006 ending value
Credit Suisse Leveraged Loan Index
$10,000 starting value
$11,969 ending value

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	Since Inception[1]
Class A2	1.26%	2.55%
Class A3	-3.30%	1.51%
Class C2	0.55%	1.83%
Class C3	-0.41%	1.83%
Class I2	1.40%	2.76%
Class R3[2]	1.21%	2.33%
Class R4[2]	1.27%	2.53%
Class R5[2]	1.27%	2.68%
Class Y2	1.37%	2.79%
Class F2	1.39%	2.77%
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index	2.25%	5.76%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.65%
S&P 500 Index	7.35%	10.67%

	1 Year	Since Inception[1]
30% MSCI ACWI Index (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% S&P/LSTA Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus	-0.84%	4.10%
MSCI ACWI Index (Net)	-0.52%	5.63%
ICE BofAML Global High Yield Constrained Index	-0.81%	3.17%
S&P/LSTA Leveraged Loan Index	4.54%	3.90%
JP Morgan Emerging Markets Bond Index Plus	-6.88%	2.87%
30% MSCI ACWI Index (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% Credit Suisse Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus	-0.76%	4.14%
Credit Suisse Leveraged Loan Index	4.89%	4.07%

[1]	Inception: 4/30/2014
[2]	Without sales charge
[3]	With sales charge

31

Hartford Multi-Asset Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 7/31/18, the Fund changed its benchmarks to the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index and its blended benchmark to 55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index. The Fund changed these benchmarks because Hartford Funds Management Company, LLC (the “Investment Manager”), the investment manager, believes that these benchmarks better reflect the Fund’s investment strategy.

Effective 3/1/18, the Fund previously changed one of its benchmarks, the Credit Suisse Leveraged Loan Index, to the S&P/LSTA Leveraged Loan Index, because the Investment Manager believed that the S&P/LSTA Leveraged Loan Index better reflected the Fund’s investment strategy on 3/1/18.

55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index is calculated by Hartford Funds Management Company, LLC and is the Fund’s current blended benchmark.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

30% MSCI ACWI Index (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% S&P/LSTA Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus is calculated by the Investment Manager and is a former blended benchmark of the Fund.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

ICE BofAML Global High Yield Constrained Index (reflects no deduction for fees, expenses or taxes) contains all securities in the ICE BofAML Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leverage loan market based upon market weightings, spreads and interest payments.

JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

30% MSCI ACWI Index (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% Credit Suisse Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus is calculated by the Investment Manager and is a former blended benchmark of the Fund.

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.14%	1.06%
Class C	1.93%	1.81%
Class I	0.94%	0.76%
Class R3	1.57%	1.32%
Class R4	1.27%	1.02%
Class R5	0.97%	0.72%
Class Y	0.85%	0.66%
Class F	0.85%	0.60%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

Portfolio Managers

Lutz-Peter Wilke

Managing Director and Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

32

Hartford Multi-Asset Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Multi-Asset Income Fund returned 1.26%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming its new custom benchmark, (55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index), which returned 2.25% over the same period. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned -2.05%, while the S&P 500 Index returned 7.35%. However, for the same period, Class A shares of the Fund outperformed the Fund’s old custom benchmark, (30% MSCI All Country World (ACWI) Index (Net)/23.4% Bank of America Merrill Lynch Global High Yield Constrained Index/23.3% JP Morgan Emerging Markets Bond Index Plus/23.3% Credit Suisse Leveraged Loan Index), which returned -0.76% for the same period. The MSCI ACWI Index (Net) returned -0.52%, the Bank of America Merrill Lynch Global High Yield Constrained Index returned -0.81%, the JP Morgan Emerging Markets Bond Index Plus returned -6.88%, and the Credit Suisse Leveraged Loan Index returned 4.89%, for the same period. For the same period, Class A shares of the Fund outperformed the average return of the Lipper Flexible Portfolio Funds category -1.30%, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments with a focus on total return.

Why did the Fund perform this way?

Global equities were neutral over the twelve-month period, as measured by the MSCI ACWI Index (Net). To begin the period, political concerns dominated headlines globally, while economic data across most major economies remained largely positive. In November 2017, oil hit a two-year high following an extended OPEC supply-cut agreement through the end of 2018. A month later in December, strong global economic data, robust quarterly earnings, and optimism about the growth-enhancing effects of U.S. tax cuts drove positive results for the fourteenth consecutive month, ending 2017 with an 18% gain. 2018 got off to a volatile start as the first quarter saw global equities register their first quarterly loss in eight quarters. A sharp correction in global markets and a large spike in volatility were initially triggered by concerns about escalating inflation risks in the U.S. In the second quarter of 2018, global equities rebounded from the first quarter’s decline, ending the first half of 2018 with a gain. During the third quarter of 2018, global equities extended their year-to-date gain as global markets stabilized in the wake of robust U.S. economic data before sharply declining in October, posting their worst monthly performance since May 2010 and ending October down year-to-date. Widespread volatility engulfed global financial markets as disappointing economic data in the Eurozone, heightened political uncertainties in Europe, softer third-quarter corporate earnings guidance from a number of U.S. companies, and concerns about the macroeconomic implications from the U.S.-China trade tensions contributed to market turmoil.

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve month period, ending October 31, 2018. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by U.S. President Donald Trump. Entering 2018, bullish sentiment was exceptionally strong, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile trade relations weighed heavily on sentiment into the end of the period.

Over the period, global fixed income markets were influenced by accelerating global growth, central bank monetary policy expectations, and uncertainty around the effects of proposed tariffs by the U.S. against most of its global trade partners. Global sovereign debt yields largely rose across major developed markets. However increased trade tensions and fears of emerging markets contagion led to periodic flights to safety and corresponding sovereign debt yield declines. Worries of a trade war between the U.S. and the Eurozone eased after European Commission President Jean-Claude Juncker and U.S. President Trump agreed to work toward zero tariffs. After the U.S. threat to pullout of the North American Free Trade Agreement (NAFTA), tensions between the U.S., Canada, and Mexico started to ease as a deal was agreed upon to replace NAFTA. The U.S. and China trade war escalated, in contrast.

Over the period, perceived safe-haven currencies like the U.S. dollar and Japanese yen rallied relative to most other currencies, as strong U.S. economic data releases reinforced expectations that policy rates are likely to continue to move higher. Emerging markets currencies bore the brunt of the decline, led by the Argentine peso and the Turkish lira as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. Commodity and trade-linked currencies including the Mexican peso, Australian dollar, and the Swedish krona also declined. The euro and Great British pound weakened as well, due to domestic political uncertainty and policy divergence versus the U.S.

Absolute returns in the major fixed income credit risk sectors were mostly negative during the twelve-month period. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted negative returns over the twelve-month period, including emerging markets debt and investment grade corporates, as credit spreads widened amid a pickup in equity-market volatility, less demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and higher currency hedging costs. High yield generated positive absolute and excess returns as coupon income offset spread widening – the sector also benefited from continued demand for income and a scarcity of supply.

Over the period, the Fund’s fixed income exposures contributed positively to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s allocations to equities detracted from performance relative to the S&P 500 Index. The key detractor from the Fund’s benchmark-relative performance over the period was the Fund’s low volatility, high dividend equities strategy. Within this allocation, an overweight to the Telecommunication Services sector and

33

Hartford Multi-Asset Income Fund

Fund Overview – (continued)

October 31, 2018 (Unaudited)

negative selection within the sector detracted the most. The Fund’s allocation to equity-linked notes (ELNs), which is a source of income for the portfolio, was another detractor over the period, as was the Fund’s exposure to emerging market equities.

Within fixed income, the Fund’s allocations to credit sectors were a positive contributor to performance. This was driven by an underweight to emerging market high yield credit and strong selection within non-emerging high yield credit. Allocations to short duration U.S. investment grade bonds and U.S. high yield corporate bonds also contributed positively to relative results. On the equity side, our preference for Energy equities versus emerging market debt and high yield bonds contributed positively to relative performance as Energy companies benefited from rising oil prices during the period, while emerging markets experienced increased volatility. Within the Fund’s relative value equity positions, our preference for Spanish Real Estate versus U.K. Real Estate also benefited the Fund as the U.K. economy struggled to rally amid sustained concerns over the U.K.’s exit from the E.U. negotiations.

During the period, the Fund used derivatives to both hedge currency and market exposure, manage duration, and tactically gain exposure to fixed income and equity markets. Over the period, the Fund’s use of derivatives contributed positively to absolute performance, in particular the Fund’s use of currency forwards to hedge currency and equity swaps, which were used to express the Fund’s relative value ideas.

What is the outlook?

Going forward, we are cognizant of the risks from increasingly volatile financial markets. We have high conviction that investing in income-generating securities and diversifying across a broad selection of assets is prudent for achieving our strategy goals. We continue to search across the global landscape for uncorrelated investment ideas. Over the period, we retained our exposure to income ideas, such as ELNs as well as lower volatility equities with attractive dividends that are trading at attractive valuations in our view. We believe these exposures are complemented by allocations to emerging market debt and high yield.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes and/or specialist portfolio managers. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. •Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. •Loans can be difficult to value and highly illiquid; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. •Investments in Equity Linked Notes (ELNs) are subject to interest, credit, management, counterparty, liquidity, and market risks, and as applicable, foreign security and currency risks. •Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities. •Investing in an exchange-traded fund (“ETF”) exposes the Fund to all of the risks of that ETF and, in general, subjects the Fund to a pro rata portion of the ETF’s fees and expenses.

Composition by Security Type(1)

as of October 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	16.9%
Convertible Preferred Stocks	0.1
Escrows	0.0 (2)
Equity Linked Securities	11.0
Exchange-Traded Funds	4.3
Preferred Stocks	0.1
Warrants	0.0 (2)

Total	32.4%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.9%
Convertible Bonds	2.6
Corporate Bonds	20.2
Foreign Government Obligations	8.4
Municipal Bonds	0.6
Senior Floating Rate Interests	17.3
U.S. Government Agencies	0.0 (2)
U.S. Government Securities	0.4

Total	51.4%

Short-Term Investments	17.5
Purchased Options	0.7
Other Assets & Liabilities	(2.0)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Percentage rounds to zero.

34

Hartford Multi-Strategy Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2018 through October 31, 2018. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio
The Hartford Balanced Fund
Class A	$1,000.00	$1,005.20	$5.10	$1,000.00	$1,020.11	$5.14	1.01%
Class C	$1,000.00	$1,001.60	$8.73	$1,000.00	$1,016.48	$8.79	1.73%
Class I	$1,000.00	$1,006.80	$3.54	$1,000.00	$1,021.68	$3.57	0.70%
Class R3	$1,000.00	$1,003.70	$6.57	$1,000.00	$1,018.65	$6.61	1.30%
Class R4	$1,000.00	$1,005.00	$5.31	$1,000.00	$1,019.91	$5.35	1.05%
Class R5	$1,000.00	$1,006.50	$3.79	$1,000.00	$1,021.43	$3.82	0.75%
Class R6	$1,000.00	$1,007.10	$3.19	$1,000.00	$1,022.03	$3.21	0.63%
Class Y	$1,000.00	$1,006.90	$3.49	$1,000.00	$1,021.73	$3.52	0.69%
Class F	$1,000.00	$1,007.20	$3.19	$1,000.00	$1,022.03	$3.21	0.63%

The Hartford Balanced Income Fund
Class A	$1,000.00	$999.80	$4.59	$1,000.00	$1,020.62	$4.63	0.91%
Class C	$1,000.00	$996.00	$8.35	$1,000.00	$1,016.84	$8.44	1.66%
Class I	$1,000.00	$1,001.10	$3.33	$1,000.00	$1,021.88	$3.36	0.66%
Class R3	$1,000.00	$997.80	$6.45	$1,000.00	$1,018.75	$6.51	1.28%
Class R4	$1,000.00	$999.40	$4.94	$1,000.00	$1,020.27	$4.99	0.98%
Class R5	$1,000.00	$1,000.90	$3.43	$1,000.00	$1,021.78	$3.47	0.68%
Class R6	$1,000.00	$1,002.10	$2.93	$1,000.00	$1,022.28	$2.96	0.58%
Class Y	$1,000.00	$1,001.90	$3.18	$1,000.00	$1,022.03	$3.21	0.63%
Class F	$1,000.00	$1,001.50	$2.93	$1,000.00	$1,022.28	$2.96	0.58%

The Hartford Checks and Balances Fund
Class A	$1,000.00	$1,005.90	$1.92	$1,000.00	$1,023.29	$1.94	0.38%
Class C	$1,000.00	$1,002.00	$5.80	$1,000.00	$1,019.41	$5.85	1.15%
Class I	$1,000.00	$1,007.20	$0.66	$1,000.00	$1,024.55	$0.66	0.13%
Class R3	$1,000.00	$1,004.10	$3.79	$1,000.00	$1,021.43	$3.82	0.75%
Class R4	$1,000.00	$1,005.50	$2.43	$1,000.00	$1,022.79	$2.45	0.48%
Class R5	$1,000.00	$1,006.90	$0.86	$1,000.00	$1,024.35	$0.87	0.17%
Class F	$1,000.00	$1,007.60	$0.25	$1,000.00	$1,024.95	$0.26	0.05%

35

Hartford Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio
The Hartford Conservative Allocation Fund
Class A	$1,000.00	$986.50	$3.05	$1,000.00	$1,022.13	$3.11	0.61%
Class C	$1,000.00	$981.40	$6.89	$1,000.00	$1,018.25	$7.02	1.38%
Class I	$1,000.00	$987.50	$1.95	$1,000.00	$1,023.24	$1.99	0.39%
Class R3	$1,000.00	$984.60	$4.40	$1,000.00	$1,020.77	$4.48	0.88%
Class R4	$1,000.00	$986.50	$2.90	$1,000.00	$1,022.28	$2.96	0.58%
Class R5	$1,000.00	$987.50	$1.40	$1,000.00	$1,023.79	$1.43	0.28%
Class F	$1,000.00	$987.50	$1.45	$1,000.00	$1,023.74	$1.48	0.29%

The Hartford Global All-Asset Fund (consolidated)
Class A	$1,000.00	$931.20	$5.21	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$927.30	$8.84	$1,000.00	$1,016.03	$9.25	1.82%
Class I	$1,000.00	$931.50	$3.85	$1,000.00	$1,021.22	$4.02	0.79%
Class R3	$1,000.00	$929.20	$6.86	$1,000.00	$1,018.10	$7.17	1.41%
Class R4	$1,000.00	$930.30	$5.45	$1,000.00	$1,019.56	$5.70	1.12%
Class R5	$1,000.00	$931.90	$3.94	$1,000.00	$1,021.12	$4.13	0.81%
Class R6	$1,000.00	$933.40	$2.83	$1,000.00	$1,022.28	$2.96	0.58%
Class Y	$1,000.00	$932.50	$3.60	$1,000.00	$1,021.48	$3.77	0.74%
Class F	$1,000.00	$932.50	$3.36	$1,000.00	$1,021.73	$3.52	0.69%

The Hartford Global Real Asset Fund (consolidated)
Class A	$1,000.00	$930.70	$6.08	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$927.20	$9.72	$1,000.00	$1,015.12	$10.16	2.00%
Class I	$1,000.00	$931.70	$4.63	$1,000.00	$1,020.42	$4.84	0.95%
Class R3	$1,000.00	$928.10	$7.14	$1,000.00	$1,017.80	$7.48	1.47%
Class R4	$1,000.00	$930.90	$5.84	$1,000.00	$1,019.16	$6.11	1.20%
Class R5	$1,000.00	$931.70	$4.63	$1,000.00	$1,020.42	$4.84	0.95%
Class Y	$1,000.00	$931.70	$4.38	$1,000.00	$1,020.67	$4.58	0.90%
Class F	$1,000.00	$931.70	$4.38	$1,000.00	$1,020.67	$4.58	0.90%

The Hartford Growth Allocation Fund
Class A	$1,000.00	$974.20	$2.64	$1,000.00	$1,022.53	$2.70	0.53%
Class C	$1,000.00	$971.30	$6.41	$1,000.00	$1,018.70	$6.56	1.29%
Class I	$1,000.00	$976.40	$1.20	$1,000.00	$1,024.00	$1.22	0.24%
Class R3	$1,000.00	$972.70	$4.33	$1,000.00	$1,020.82	$4.43	0.87%
Class R4	$1,000.00	$974.00	$2.84	$1,000.00	$1,022.33	$2.91	0.57%
Class R5	$1,000.00	$975.80	$1.34	$1,000.00	$1,023.84	$1.38	0.27%
Class F	$1,000.00	$976.50	$0.75	$1,000.00	$1,024.45	$0.77	0.15%

Hartford Moderate Allocation Fund
Class A	$1,000.00	$977.60	$2.59	$1,000.00	$1,022.58	$2.65	0.52%
Class C	$1,000.00	$973.80	$6.32	$1,000.00	$1,018.80	$6.46	1.27%
Class I	$1,000.00	$978.50	$1.15	$1,000.00	$1,024.05	$1.17	0.23%
Class R3	$1,000.00	$975.60	$4.33	$1,000.00	$1,020.82	$4.43	0.87%
Class R4	$1,000.00	$977.60	$2.89	$1,000.00	$1,022.28	$2.96	0.58%
Class R5	$1,000.00	$978.50	$1.40	$1,000.00	$1,023.79	$1.43	0.28%
Class F	$1,000.00	$979.40	$0.80	$1,000.00	$1,024.40	$0.82	0.16%

Hartford Multi-Asset Income Fund
Class A	$1,000.00	$984.90	$3.85	$1,000.00	$1,021.32	$3.92	0.77%
Class C	$1,000.00	$982.30	$7.39	$1,000.00	$1,017.75	$7.53	1.48%
Class I	$1,000.00	$986.70	$3.30	$1,000.00	$1,021.88	$3.36	0.66%
Class R3	$1,000.00	$985.80	$4.10	$1,000.00	$1,021.07	$4.18	0.82%
Class R4	$1,000.00	$985.00	$3.80	$1,000.00	$1,021.37	$3.87	0.76%
Class R5	$1,000.00	$985.50	$3.50	$1,000.00	$1,021.68	$3.57	0.70%
Class Y	$1,000.00	$986.10	$2.95	$1,000.00	$1,022.23	$3.01	0.59%
Class F	$1,000.00	$986.10	$2.95	$1,000.00	$1,022.23	$3.01	0.59%

36

The Hartford Balanced Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.0%
	Automobiles & Components - 0.6%
13,158	Renault S.A.	$982,559
27,439	Volkswagen AG	4,609,832

		5,592,391

	Banks - 5.9%
44,364	Aareal Bank AG	1,650,397
43,161	ABN Amro Group N.V.(1)	1,058,635
485,340	Bank of America Corp.	13,346,850
195,390	Citigroup, Inc.	12,790,229
157,740	JP Morgan Chase & Co.	17,196,815
56,830	PNC Financial Services Group, Inc.	7,302,087
55,406	Societe Generale S.A.	2,031,059

		55,376,072

	Capital Goods - 1.5%
54,900	Caterpillar, Inc.	6,660,468
77,680	Ingersoll-Rand plc	7,452,619

		14,113,087

	Consumer Durables & Apparel - 1.1%
136,055	NIKE, Inc. Class B	10,209,567

	Energy - 9.2%
155,122	BP plc ADR	6,727,641
106,250	Chevron Corp.	11,862,813
101,521	ConocoPhillips	7,096,318
206,874	Eni S.p.A.	3,674,031
191,545	Eni S.p.A. ADR(2)	6,769,200
361,648	Equinor ASA ADR(2)	9,294,354
124,946	Exxon Mobil Corp.	9,955,697
56,290	Occidental Petroleum Corp.	3,775,370
28,670	Pioneer Natural Resources Co.	4,222,231
97,878	Repsol S.A.	1,748,966
102,159	Royal Dutch Shell plc Class A, ADR	6,455,427
171,820	Suncor Energy, Inc.	5,723,324
62,904	Total S.A.(2)	3,690,919
77,590	Total S.A. ADR	4,546,774

		85,543,065

	Food & Staples Retailing - 0.7%
68,628	Walmart, Inc.	6,882,016

	Health Care Equipment & Services - 5.5%
303,129	Boston Scientific Corp.*	10,955,082
168,310	Koninklijke Philips N.V.	6,277,262
135,092	Medtronic plc	12,133,963
58,560	UnitedHealth Group, Inc.	15,304,656
56,930	Universal Health Services, Inc. Class B	6,920,411

		51,591,374

	Insurance - 1.6%
186,362	Aegon N.V.	1,142,892
30,214	Ageas	1,511,759
20,004	ASR Nederland N.V.	908,126
157,514	AXA S.A.	3,942,051
67,109	CNP Assurances	1,495,691
371,716	Mapfre S.A.	1,110,758
37,466	NN Group N.V.	1,608,721
84,463	Unum Group	3,062,628

		14,782,626

	Materials - 0.2%
53,981	UPM-Kymmene Oyj	1,735,421

	Media & Entertainment - 5.6%
21,342	Alphabet, Inc. Class C*	22,980,425
470,722	Comcast Corp. Class A	17,953,337
263,200	Nexon Co., Ltd.*	3,002,388

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.0% - (continued)
	Media & Entertainment - 5.6% - (continued)
259,100	Viacom, Inc. Class B	$8,286,018

		52,222,168

	Pharmaceuticals, Biotechnology & Life Sciences - 5.7%
211,520	AstraZeneca plc ADR	8,202,746
53,860	Eisai Co., Ltd.	4,485,480
118,600	Eli Lilly & Co.	12,860,984
118,958	Novartis AG	10,417,425
33,456	Roche Holding AG	8,141,933
48,082	Sanofi	4,296,635
30,990	Vertex Pharmaceuticals, Inc.*	5,251,565

		53,656,768

	Real Estate - 1.3%
163,853	Castellum AB	2,824,450
9,151	Gecina S.A. REIT	1,342,111
40,598	Klepierre S.A. REIT	1,375,762
37,653	Simon Property Group, Inc. REIT	6,910,079

		12,452,402

	Retailing - 2.0%
2,006,600	Allstar Co.*(3)(4)(5)	923,036
3,250	Booking Holdings, Inc.*	6,092,385
100,470	TJX Cos., Inc.	11,039,644
13,296	Tory Burch LLC*(3)(4)(5)	672,910

		18,727,975

	Semiconductors & Semiconductor Equipment - 1.0%
189,670	Intel Corp.	8,891,730

	Software & Services - 5.7%
20,505	Adobe, Inc.*	5,039,309
120,317	Cognizant Technology Solutions Corp. Class A	8,305,483
373,130	Microsoft Corp.	39,854,015

		53,198,807

	Technology Hardware & Equipment - 4.5%
103,100	Apple, Inc.	22,564,466
221,892	Cisco Systems, Inc.	10,151,559
121,920	NetApp, Inc.	9,569,501

		42,285,526

	Telecommunication Services - 1.5%
231,256	Orange S.A.	3,609,524
4,325	Swisscom AG	1,980,338
334,775	Telia Co. AB(2)	1,510,322
120,989	Verizon Communications, Inc.	6,907,262

		14,007,446

	Transportation - 1.3%
84,130	Union Pacific Corp.	12,301,489

	Utilities - 2.1%
68,998	Endesa S.A.	1,442,685
149,119	Italgas S.p.A.	769,387
42,287	Naturgy Energy Group S.A.(2)	1,039,315
95,280	NextEra Energy, Inc.	16,435,800

		19,687,187

	Total Common Stocks (cost $417,987,923)	$533,257,117

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.0%
	Asset-Backed - Automobile - 0.9%
	AmeriCredit Automobile Receivables Trust
$7,280	1.51%, 05/18/2020	$7,275
48,210	1.65%, 09/18/2020	48,106

The accompanying notes are an integral part of these financial statements.

37

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.0% - (continued)
	Asset-Backed - Automobile - 0.9% - (continued)
	ARI Fleet Lease Trust
$85,441	1.91%, 04/15/2026(1)	$84,832
260,000	2.55%, 10/15/2026(1)	258,573
285,000	3.22%, 08/16/2027(1)	284,459
	Canadian Pacer Auto Receivables Trust
260,000	2.05%, 03/19/2021(1)	257,975
178,000	3.00%, 06/21/2021(1)	177,797
45,000	3.27%, 12/19/2022(1)	44,923
	Chesapeake Funding LLC
388,644	1.91%, 08/15/2029(1)	384,090
271,099	1 mo. USD LIBOR + 0.450%, 2.73%, 05/15/2029(1)(6)	271,628
500,000	3.23%, 08/15/2030(1)	498,310
276,676	1 mo. USD LIBOR + 1.000%, 3.28%, 06/15/2028(1)(6)	277,446
	Enterprise Fleet Financing LLC
253,674	1.97%, 01/20/2023(1)	251,747
402,471	2.13%, 05/22/2023(1)	398,603
465,000	3.38%, 05/20/2024(1)	465,845
	First Investors Auto Owner Trust
25,812	1.69%, 04/15/2021(1)	25,752
60,408	1.86%, 10/15/2021(1)	60,162
213,797	2.00%, 03/15/2022(1)	212,648
846,873	Hyundai Auto Lease Securitization Trust 2.55%, 08/17/2020(1)	844,840
515,000	Mercedes-Benz Master Owner Trust 1 mo. USD LIBOR + 0.300%, 2.58%, 05/16/2021(1)(6)	515,489
260,000	OneMain Direct Auto Receivables Trust 2.31%, 12/14/2021(1)	258,547
	Securitized Term Auto Receivables Trust
203,820	1.52%, 03/25/2020(1)	203,042
296,790	1.89%, 08/25/2020(1)	295,459
215,000	2.04%, 04/26/2021(1)	212,640
625,000	3.06%, 02/25/2021(1)	625,202
135,074	United Auto Credit Securitization Trust 2.40%, 11/12/2019(1)	135,018
	Westlake Automobile Receivables Trust
12,525	1.78%, 04/15/2020(1)	12,519
692,845	2.24%, 12/15/2020(1)	690,480
565,000	2.98%, 01/18/2022(1)	564,162
206,168	Wheels SPV LLC 1.88%, 04/20/2026(1)	204,382

		8,571,951

	Asset-Backed - Finance & Insurance - 2.1%
965,700	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(7)	940,750
745,000	ALM VI Ltd. 3 mo. USD LIBOR + 1.400%, 3.84%, 07/15/2026(1)(6)	741,559
1,345,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.300%, 3.74%, 01/16/2030(1)(6)	1,344,116
476,428	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(7)	470,951
	Bayview Opportunity Master Fund Trust
229,918	3.50%, 01/28/2055(1)(7)	227,792
308,414	3.50%, 06/28/2057(1)(7)	305,477
214,866	4.00%, 11/28/2053(1)(7)	215,078
265,650	4.00%, 10/28/2064(1)(7)	266,765
1,500,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.050%, 3.54%, 04/24/2030(1)(6)	1,496,574
501,780	Finance of America Structured Securities Trust 3.38%, 09/25/2028(1)(7)	501,649
	Ford Credit Floorplan Master Owner Trust
990,000	1.75%, 07/15/2021	980,692
100,000	2.09%, 03/15/2022(1)	98,489
	GreatAmerica Leasing Receivables Funding LLC
330,000	2.36%, 01/20/2023(1)	325,425
190,000	2.60%, 06/15/2021(1)	188,080
160,000	2.83%, 06/17/2024(1)	157,621

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.0% - (continued)
	Asset-Backed - Finance & Insurance - 2.1% - (continued)
	KKR CLO Ltd.
$1,055,000	3 mo. USD LIBOR + 1.340%, 3.78%, 04/15/2029(1)(6)	$1,056,882
605,000	3 mo. USD LIBOR + 1.490%, 3.96%, 01/20/2029(1)(6)	606,452
855,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 0.750%, 3.19%, 04/15/2029(1)(6)	849,881
1,090,000	Magnetite CLO Ltd. 3 mo. USD LIBOR + 0.800%, 3.24%, 01/15/2028(1)(6)	1,081,520
	Magnetite VIII Ltd.
643,000	3.53%, 11/15/2028	643,000
715,000	3.90%, 11/15/2028	715,000
	MMAF Equipment Finance LLC
61,016	1.73%, 05/18/2020(1)	60,851
240,000	2.21%, 10/17/2022(1)	234,822
295,000	2.21%, 12/15/2032(1)	281,918
	Nationstar HECM Loan Trust
86,410	2.04%, 09/25/2027(1)(7)	86,105
163,649	2.76%, 02/25/2028(1)(3)(4)(7)	163,649
885,000	Octagon Loan Funding Ltd. 3 mo. USD LIBOR + 1.140%, 3.46%, 11/18/2026(1)(6)	884,635
	OneMain Financial Issuance Trust
136,000	2.37%, 09/14/2032(1)	133,525
120,000	3.66%, 02/20/2029(1)	120,275
93,223	4.10%, 03/20/2028(1)	93,576
310,000	SBA Tower Trust 2.90%, 10/15/2044(1)(8)	308,271
330,159	SoFi Consumer Loan Program Trust 2.93%, 04/26/2027(1)	329,132
	Springleaf Funding Trust
330,000	2.90%, 11/15/2029(1)	328,712
142,424	3.16%, 11/15/2024(1)	142,399
170,000	3.48%, 05/15/2028(1)	169,482
275,000	SPS Servicer Advance Receivables Trust 3.62%, 10/17/2050(1)	274,987
	Towd Point Mortgage Trust
353,669	2.75%, 10/25/2056(1)(7)	344,896
124,493	2.75%, 04/25/2057(1)(7)	121,765
418,526	2.75%, 06/25/2057(1)(7)	405,262
159,598	3.00%, 01/25/2058(1)(7)	155,749
1,195,000	Treman Park CLO Ltd. 3 mo. USD LIBOR + 1.070%, 3.54%, 10/20/2028(1)(6)(9)	1,195,000
327,800	Vantage Data Centers Issuer LLC 4.07%, 02/16/2043(1)	326,861
190,000	Volvo Financial Equipment LLC 1.92%, 03/15/2021(1)	188,409

		19,564,034

	Asset-Backed - Rec Vehicle Loan - 0.1%
745,000	OneMain Direct Auto Receivables Trust 3.43%, 12/16/2024(1)	742,616

	Commercial Mortgage - Backed Securities - 0.5%
365,000	BAMLL Commercial Mortgage Securities Trust 4.09%, 08/10/2038(1)(7)	367,645
365,000	CD Commercial Mortgage Trust 3.51%, 05/10/2050(7)	352,452
95,000	Citigroup Commercial Mortgage Trust 3.82%, 11/10/2048	94,528
	CSAIL Commercial Mortgage Trust
950,000	3.50%, 06/15/2057	929,758
1,000,000	3.51%, 04/15/2050	984,153
785,000	CSMC Trust 2.76%, 04/05/2033(1)	770,519
	FREMF Mortgage Trust
95,000	3.15%, 04/25/2046(1)(7)	94,604
150,000	3.36%, 05/25/2045(1)(7)	149,754
215,000	5.50%, 04/25/2020(1)(7)	220,488

The accompanying notes are an integral part of these financial statements.

38

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.0% - (continued)
	Commercial Mortgage - Backed Securities - 0.5% - (continued)
$210,000	JP Morgan Chase Commercial Mortgage Securities Trust 3.91%, 01/15/2049	$209,790
165,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	160,119
400,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(7)	369,698

		4,703,508

	Whole Loan Collateral CMO - 0.4%
	Angel Oak Mortgage Trust LLC
153,307	2.71%, 11/25/2047(1)(7)	151,452
900,880	3.65%, 09/25/2048(1)(7)	901,827
	COLT Mortgage Loan Trust
279,539	2.93%, 02/25/2048(1)(7)	277,808
243,102	3.69%, 10/26/2048(1)(7)	243,066
	Deephaven Residential Mortgage Trust
186,469	2.45%, 06/25/2047(1)(7)	183,785
165,381	2.58%, 10/25/2047(1)(7)	163,434
65,662	2.73%, 12/26/2046(1)(7)	65,292
282,451	2.98%, 12/25/2057(1)(7)	280,481
127,749	Finance of America Structured Securities Trust 2.32%, 11/25/2027(1)(7)	127,607
302,731	MetLife Securitization Trust 3.00%, 04/25/2055(1)(7)	293,370
	Mill City Mortgage Loan Trust
102,050	2.50%, 04/25/2057(1)(7)	99,613
345,657	2.75%, 01/25/2061(1)(7)	336,586
392,009	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(1)(7)	392,802
237,468	Towd Point Mortgage Trust 2.25%, 04/25/2056(1)(7)	231,178

		3,748,301

	Total Asset & Commercial Mortgage Backed Securities (cost $37,899,828)	$37,330,410

CORPORATE BONDS - 23.3%
	Aerospace/Defense - 0.3%
600,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(1)	$581,638
970,000	General Dynamics Corp. 2.88%, 05/11/2020	966,421
	Lockheed Martin Corp.
115,000	2.50%, 11/23/2020	112,912
400,000	4.07%, 12/15/2042	372,981
140,000	4.50%, 05/15/2036	140,625
135,000	4.85%, 09/15/2041	140,653
300,000	United Technologies Corp. 3.95%, 08/16/2025	297,084

		2,612,314

	Agriculture - 0.4%
	Altria Group, Inc.
140,000	4.50%, 05/02/2043	127,764
420,000	4.75%, 05/05/2021	431,932
1,305,000	BAT Capital Corp. 3.56%, 08/15/2027(1)	1,193,815
	BAT International Finance plc
160,000	2.75%, 06/15/2020(1)	158,154
565,000	3.25%, 06/07/2022(1)	552,623
65,000	3.50%, 06/15/2022(1)	64,123
1,250,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	1,235,536
	Philip Morris International, Inc.
300,000	2.63%, 03/06/2023	286,681
80,000	4.88%, 11/15/2043	78,518

		4,129,146

	Airlines - 0.1%
516,323	Continental Airlines, Inc. 5.98%, 10/19/2023	540,539
357,068	Southwest Airlines Co. 6.15%, 02/01/2024	375,807

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 23.3% - (continued)
	Airlines - 0.1% - (continued)
$70,000	United Airlines Class B Pass Through Trust 4.60%, 09/01/2027	$70,512

		986,858

	Apparel - 0.1%
825,000	Hanesbrands, Inc. 4.63%, 05/15/2024(1)	789,937

	Auto Manufacturers - 0.7%
	Daimler Finance North America LLC
600,000	2.20%, 05/05/2020(1)	589,015
580,000	2.30%, 02/12/2021(1)	563,742
2,250,000	Fiat Chrysler Automobiles N.V. 4.50%, 04/15/2020	2,255,625
1,675,000	Ford Motor Credit Co. LLC 3.10%, 05/04/2023	1,541,131
	General Motors Financial Co., Inc.
1,375,000	3.70%, 05/09/2023	1,329,392
335,000	3.95%, 04/13/2024	321,859

		6,600,764

	Auto Parts & Equipment - 0.1%
625,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	568,750

	Beverages - 0.2%
	Anheuser-Busch InBev Finance, Inc.
370,000	3.65%, 02/01/2026	351,950
105,000	4.70%, 02/01/2036	99,997
270,000	4.90%, 02/01/2046	254,338
	Anheuser-Busch InBev Worldwide, Inc.
540,000	3.50%, 01/12/2024	526,133
115,000	3.75%, 07/15/2042	93,421
105,000	4.38%, 04/15/2038	95,443
	Coca-Cola Femsa S.A.B. de C.V.
100,000	2.38%, 11/26/2018	99,879
250,000	3.88%, 11/26/2023	247,791
180,000	Molson Coors Brewing Co. 3.50%, 05/01/2022	177,868

		1,946,820

	Biotechnology - 0.2%
1,425,000	Amgen, Inc. 2.65%, 05/11/2022	1,374,858
320,000	Biogen, Inc. 2.90%, 09/15/2020	317,055
	Celgene Corp.
55,000	2.25%, 05/15/2019	54,750
180,000	3.55%, 08/15/2022	178,253
120,000	Gilead Sciences, Inc. 2.55%, 09/01/2020	118,579

		2,043,495

	Chemicals - 0.4%
1,775,000	CF Industries, Inc. 3.45%, 06/01/2023(2)	1,682,345
1,120,000	CNAC HK Synbridge Co., Ltd. 5.00%, 05/05/2020	1,125,342
425,000	LYB International Finance B.V. 3.50%, 03/02/2027	387,974
550,000	Olin Corp. 5.13%, 09/15/2027	512,188

		3,707,849

	Commercial Banks - 4.8%
	Banco Santander S.A.
400,000	3.13%, 02/23/2023	377,415
200,000	3.85%, 04/12/2023	193,543
	Bank of America Corp.
740,000	2.63%, 10/19/2020	730,026
1,181,000	3 mo. USD LIBOR + 1.040%, 3.42%, 12/20/2028(6)	1,088,295
450,000	3 mo. USD LIBOR + 1.370%, 3.59%, 07/21/2028(6)	422,951
635,000	4.00%, 04/01/2024	633,940
750,000	4.20%, 08/26/2024	744,054
	Bank of New York Mellon Corp.
440,000	2.15%, 02/24/2020	434,756
200,000	3.00%, 02/24/2025	189,733

The accompanying notes are an integral part of these financial statements.

39

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 23.3% - (continued)
	Commercial Banks - 4.8% - (continued)
$700,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(1)	$689,481
815,000	Barclays plc 3.20%, 08/10/2021	797,164
695,000	BB&T Corp. 3.20%, 09/03/2021	692,172
	BNP Paribas S.A.
425,000	2.40%, 12/12/2018	424,890
405,000	3.38%, 01/09/2025(1)	378,575
935,000	3.50%, 11/16/2027(1)	846,962
	BPCE S.A.
375,000	2.50%, 12/10/2018	374,909
800,000	3.50%, 10/23/2027(1)	718,897
725,000	5.15%, 07/21/2024(1)	729,627
1,200,000	5.70%, 10/22/2023(1)	1,242,155
	Capital One Financial Corp.
615,000	3.75%, 04/24/2024	598,738
165,000	4.20%, 10/29/2025	159,227
	Citigroup, Inc.
255,000	2.50%, 07/29/2019	254,174
1,000,000	3 mo. USD LIBOR + 0.950%, 2.88%, 07/24/2023(6)	961,530
170,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(6)	157,499
925,000	4.45%, 09/29/2027	900,154
108,000	5.30%, 05/06/2044	108,816
59,000	8.13%, 07/15/2039	82,379
500,000	Citizens Bank NA 2.55%, 05/13/2021	486,521
675,000	Compass Bank 2.75%, 09/29/2019	671,964
	Credit Agricole S.A.
360,000	3.25%, 10/04/2024(1)	336,665
250,000	3.75%, 04/24/2023(1)	244,242
500,000	4.38%, 03/17/2025(1)	482,059
	Credit Suisse AG
250,000	2.30%, 05/28/2019	249,193
335,000	3.63%, 09/09/2024	328,134
	Credit Suisse Group AG
850,000	3.57%, 01/09/2023(1)	830,031
250,000	3 mo. USD LIBOR + 1.410%, 3.87%, 01/12/2029(1)(6)	232,000
950,000	Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022	939,864
485,000	Danske Bank A/S 3.88%, 09/12/2023(1)	471,544
	Deutsche Bank AG
700,000	2.70%, 07/13/2020	684,004
425,000	3.15%, 01/22/2021	414,412
670,000	4.25%, 10/14/2021	664,503
250,000	Discover Bank 3.10%, 06/04/2020	248,036
450,000	Fifth Third Bancorp 2.88%, 10/01/2021	440,864
	Goldman Sachs Group, Inc.
530,000	3 mo. USD LIBOR + 1.201%, 3.27%, 09/29/2025(6)	502,451
1,325,000	4.25%, 10/21/2025	1,289,422
470,000	6.25%, 02/01/2041	545,596
	HSBC Holdings plc
290,000	3.40%, 03/08/2021	288,469
1,755,000	3.60%, 05/25/2023	1,728,598
200,000	3 mo. USD LIBOR + 1.546%, 4.04%, 03/13/2028(6)	191,409
225,000	3 mo. USD LIBOR + 1.535%, 4.58%, 06/19/2029(6)	222,663
	Huntington National Bank
535,000	2.20%, 11/06/2018	534,967
580,000	2.40%, 04/01/2020	571,968
720,000	ING Groep N.V. 3.95%, 03/29/2027	682,310
	JP Morgan Chase & Co.
650,000	3.25%, 09/23/2022	641,063

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 23.3% - (continued)
	Commercial Banks - 4.8% - (continued)
$180,000	3.38%, 05/01/2023	$175,506
230,000	5.40%, 01/06/2042	248,502
100,000	6.30%, 04/23/2019	101,619
550,000	Korea Development Bank 2.50%, 03/11/2020	544,025
100,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(1)	98,850
920,000	Macquarie Group Ltd. 3 mo. USD LIBOR + 1.330%, 4.15%, 03/27/2024(1)(6)	911,249
	Morgan Stanley
425,000	2.50%, 01/24/2019	424,726
320,000	3.13%, 07/27/2026	293,058
550,000	3.63%, 01/20/2027	519,649
875,000	3.70%, 10/23/2024	852,626
575,000	4.10%, 05/22/2023	573,984
550,000	5.75%, 01/25/2021	574,976
125,000	National City Corp. 6.88%, 05/15/2019	127,585
1,795,000	NBK SPC Ltd. 2.75%, 05/30/2022(1)	1,721,387
625,000	PNC Bank NA 3.10%, 10/25/2027	581,570
	Santander Holdings USA, Inc.
205,000	3.40%, 01/18/2023	195,680
1,095,000	3.70%, 03/28/2022	1,076,309
640,000	Santander UK plc 2.50%, 03/14/2019	639,408
575,000	Skandinaviska Enskilda Banken AB 2.45%, 05/27/2020(1)	566,580
615,000	Societe Generale S.A. 3.25%, 01/12/2022(1)(2)	597,913
200,000	SunTrust Bank 3.30%, 05/15/2026	186,952
410,000	Synchrony Bank 3.65%, 05/24/2021	406,277
165,000	U.S. Bancorp 3.70%, 01/30/2024	165,335
540,000	UBS AG 2.20%, 06/08/2020(1)	529,893
	UBS Group Funding Switzerland AG
785,000	2.95%, 09/24/2020(1)	776,878
550,000	3.00%, 04/15/2021(1)	541,290
1,794,000	Wells Fargo & Co. 4.48%, 01/16/2024	1,823,174

		45,110,015

	Commercial Services - 0.7%
950,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, 04/01/2023(2)	923,875
	Catholic Health Initiatives
597,000	2.95%, 11/01/2022	574,070
70,000	4.35%, 11/01/2042	61,501
	ERAC USA Finance LLC
140,000	2.35%, 10/15/2019(1)	138,884
510,000	4.50%, 08/16/2021(1)	520,098
550,000	5.63%, 03/15/2042(1)	584,549
1,025,000	Service Corp. International 5.38%, 05/15/2024	1,036,531
730,000	Total System Services, Inc. 3.80%, 04/01/2021	731,304
1,775,000	United Rentals North America, Inc. 5.75%, 11/15/2024	1,779,437

		6,350,249

	Construction Materials - 0.1%
625,000	American Woodmark Corp. 4.88%, 03/15/2026(1)	580,469

	Distribution/Wholesale - 0.1%
675,000	American Builders & Contractors Supply Co., Inc. 5.88%, 05/15/2026(1)	654,750

	Diversified Financial Services - 0.7%
700,000	Capital One Bank USA NA 3.38%, 02/15/2023	676,611
575,000	CDP Financial, Inc. 4.40%, 11/25/2019(1)	583,218
655,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	654,484
2,000,000	Navient Corp. 5.50%, 01/25/2023	1,963,940
2,050,000	Springleaf Finance Corp. 6.00%, 06/01/2020	2,093,563
340,000	Synchrony Financial 2.70%, 02/03/2020	335,450

		6,307,266

The accompanying notes are an integral part of these financial statements.

40

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 23.3% - (continued)
	Electric - 2.3%
$1,410,000	American Electric Power Co., Inc. 3.20%, 11/13/2027	$1,308,149
1,230,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(1)	1,149,481
	Dominion Energy, Inc.
320,000	2.96%, 07/01/2019(8)	318,651
559,000	3.63%, 12/01/2024	547,820
510,000	4.10%, 04/01/2021(8)	514,131
275,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	324,081
	Duke Energy Corp.
105,000	2.65%, 09/01/2026	93,939
550,000	3.05%, 08/15/2022	537,506
	Electricite de France S.A.
85,000	4.88%, 01/22/2044(1)	79,106
525,000	10 year USD Swap + 3.041%, 5.63%, 01/22/2024(1)(6)(10)	505,050
110,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	106,648
360,000	Eversource Energy 2.90%, 10/01/2024	342,168
505,000	Fortis, Inc. 3.06%, 10/04/2026	456,518
	Georgia Power Co.
99,000	4.30%, 03/15/2042	90,461
140,000	4.75%, 09/01/2040	136,565
425,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(1)	522,094
205,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(1)	172,637
725,000	NRG Energy, Inc. 6.63%, 01/15/2027	750,375
550,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	546,016
	Oncor Electric Delivery Co. LLC
115,000	2.95%, 04/01/2025	109,455
340,000	4.10%, 06/01/2022	346,505
	Pacific Gas & Electric Co.
135,000	3.85%, 11/15/2023	131,745
17,000	4.30%, 03/15/2045	14,579
120,000	4.75%, 02/15/2044	109,203
380,000	5.13%, 11/15/2043	364,287
475,000	5.40%, 01/15/2040	474,452
346,000	5.80%, 03/01/2037	362,906
85,000	6.25%, 03/01/2039	91,454
20,000	6.35%, 02/15/2038	21,750
	SCANA Corp.
631,000	4.13%, 02/01/2022	622,295
1,085,000	4.75%, 05/15/2021(2)	1,090,871
1,110,000	6.25%, 04/01/2020	1,137,386
	South Carolina Electric & Gas Co.
305,000	3.50%, 08/15/2021	304,321
360,000	4.25%, 08/15/2028	357,096
50,000	4.35%, 02/01/2042	47,100
105,000	4.60%, 06/15/2043	101,244
370,000	6.05%, 01/15/2038	412,968
156,000	6.63%, 02/01/2032	182,422
	Southern California Edison Co.
750,000	5.55%, 01/15/2037	827,902
485,000	6.65%, 04/01/2029	567,030
	Southern Co.
575,000	2.75%, 06/15/2020	568,739
605,000	2.95%, 07/01/2023	577,642
	State Grid Overseas Investment Ltd.
380,000	2.75%, 05/07/2019(1)	378,877
520,000	2.75%, 05/04/2022(1)	501,632
520,000	3.50%, 05/04/2027(1)	487,122
2,575,000	Vistra Energy Corp. 7.63%, 11/01/2024	2,723,063

		21,415,442

	Electrical Components & Equipment - 0.1%
775,000	WESCO Distribution, Inc. 5.38%, 06/15/2024	749,812

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 23.3% - (continued)
	Engineering & Construction - 0.1%
	SBA Tower Trust
$355,000	2.88%, 07/10/2046(1)	$346,683
300,000	3.45%, 03/15/2048(1)	293,600

		640,283

	Food - 0.7%
	Conagra Brands, Inc.
200,000	4.60%, 11/01/2025	200,339
145,000	5.30%, 11/01/2038	140,437
	Kraft Heinz Foods Co.
840,000	3.00%, 06/01/2026	749,654
485,000	4.00%, 06/15/2023	482,420
520,000	4.38%, 06/01/2046	432,641
	Kroger Co.
125,000	3.30%, 01/15/2021	124,424
780,000	4.00%, 02/01/2024	775,245
1,275,000	Post Holdings, Inc. 5.00%, 08/15/2026(1)	1,176,188
510,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	471,597
750,000	Sigma Holdco B.V. 7.88%, 05/15/2026(1)	690,000
1,450,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	1,431,875

		6,674,820

	Food Service - 0.1%
550,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	521,813

	Forest Products & Paper - 0.1%
750,000	International Paper Co. 3.65%, 06/15/2024	742,259

	Gas - 0.1%
125,000	Boston Gas Co. 3.15%, 08/01/2027(1)	116,564
359,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	365,184
560,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(1)	513,056

		994,804

	Healthcare-Products - 0.1%
	Medtronic, Inc.
110,000	2.50%, 03/15/2020	108,999
405,000	3.15%, 03/15/2022	400,506
245,000	3.50%, 03/15/2025	239,836
65,000	3.63%, 03/15/2024	64,896

		814,237

	Healthcare-Services - 0.9%
495,000	Aetna, Inc. 2.80%, 06/15/2023	472,137
	Anthem, Inc.
631,000	3.30%, 01/15/2023	617,263
130,000	4.10%, 03/01/2028	125,678
175,000	4.38%, 12/01/2047	158,230
225,000	4.65%, 08/15/2044	215,170
305,000	Catholic Health Initiatives 4.20%, 08/01/2023	306,563
	Dignity Health
35,000	2.64%, 11/01/2019	34,788
214,000	3.81%, 11/01/2024	211,000
552,000	4.50%, 11/01/2042	502,167
415,000	Halfmoon Parent, Inc. 4.38%, 10/15/2028(1)	405,886
2,225,000	HCA, Inc. 7.50%, 02/15/2022	2,414,125
715,000	Humana, Inc. 2.90%, 12/15/2022	688,934
565,000	Mercy Health 3.56%, 08/01/2027	538,696
510,000	PeaceHealth Obligated Group 4.79%, 11/15/2048	510,569
	UnitedHealth Group, Inc.
220,000	3.35%, 07/15/2022	218,425
340,000	3.75%, 07/15/2025	336,639
380,000	3.85%, 06/15/2028	376,292

		8,132,562

	Household Products - 0.1%
668,664	Procter & Gamble Co. 9.36%, 01/01/2021	712,789

The accompanying notes are an integral part of these financial statements.

41

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 23.3% - (continued)
	Insurance - 0.4%
$415,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	$402,809
	Chubb INA Holdings, Inc.
120,000	2.30%, 11/03/2020	117,686
185,000	3.35%, 05/15/2024	181,653
115,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	117,448
515,000	Jackson National Life Global Funding 3.25%, 01/30/2024(1)	499,139
100,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(1)	100,322
165,000	Loews Corp. 2.63%, 05/15/2023	157,600
	MetLife, Inc.
485,000	3.60%, 04/10/2024	481,806
160,000	4.88%, 11/13/2043	163,059
	Prudential Financial, Inc.
200,000	3.50%, 05/15/2024	198,721
300,000	4.50%, 11/15/2020	307,188
100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(1)	103,234
645,000	Trinity Acquisition plc 4.40%, 03/15/2026	637,276

		3,467,941

	Internet - 0.3%
	Alibaba Group Holding Ltd.
370,000	3.40%, 12/06/2027	337,748
1,030,000	3.60%, 11/28/2024	1,002,134
	Amazon.com, Inc.
285,000	2.50%, 11/29/2022	274,436
95,000	4.25%, 08/22/2057	88,907
530,000	4.80%, 12/05/2034	557,746
100,000	4.95%, 12/05/2044	107,407
445,000	Tencent Holdings Ltd. 3.60%, 01/19/2028(1)	408,216

		2,776,594

	Iron/Steel - 0.2%
1,275,000	AK Steel Corp. 7.00%, 03/15/2027(2)	1,128,375
975,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	981,094

		2,109,469

	IT Services - 0.1%
	Apple, Inc.
25,000	2.45%, 08/04/2026	22,767
225,000	3.00%, 02/09/2024	218,585
170,000	3.25%, 02/23/2026	163,648
270,000	3.45%, 05/06/2024	267,119
35,000	4.45%, 05/06/2044	34,985

		707,104

	Lodging - 0.3%
1,375,000	Boyd Gaming Corp. 6.38%, 04/01/2026	1,362,969
625,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026(1)	610,937
1,350,000	Wyndham Hotels & Resorts, Inc. 5.38%, 04/15/2026(1)	1,309,500

		3,283,406

	Machinery-Construction & Mining - 0.1%
400,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	393,572
170,000	Caterpillar, Inc. 3.40%, 05/15/2024	168,328

		561,900

	Media - 1.3%
	21st Century Fox America, Inc.
180,000	4.00%, 10/01/2023	181,676
220,000	4.50%, 02/15/2021	223,774
300,000	4.75%, 09/15/2044	309,229
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,075,000	5.00%, 02/01/2028(1)	1,001,766
600,000	5.13%, 05/01/2023(1)	597,000

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 23.3% - (continued)
	Media - 1.3% - (continued)
	Charter Communications Operating LLC / Charter Communications Operating Capital
$210,000	5.38%, 05/01/2047	$189,009
65,000	6.48%, 10/23/2045	65,985
	Comcast Corp.
450,000	3.13%, 07/15/2022	443,218
495,000	3.95%, 10/15/2025	494,182
158,000	4.05%, 11/01/2052	134,879
450,000	4.40%, 08/15/2035	427,659
255,000	4.60%, 10/15/2038	249,508
34,000	6.40%, 05/15/2038	40,015
	Cox Communications, Inc.
35,000	4.60%, 08/15/2047(1)	31,160
920,000	4.80%, 02/01/2035(1)	828,062
775,000	CSC Holdings LLC 5.25%, 06/01/2024	746,906
975,000	DISH DBS Corp. 5.88%, 07/15/2022	921,375
250,000	Sinclair Television Group, Inc. 5.38%, 04/01/2021	249,688
	Sky plc
200,000	2.63%, 09/16/2019(1)	198,886
920,000	3.75%, 09/16/2024(1)	908,849
	Time Warner Cable LLC
80,000	6.55%, 05/01/2037	82,884
60,000	7.30%, 07/01/2038	66,176
106,000	8.25%, 04/01/2019	108,150
5,000	8.75%, 02/14/2019	5,077
30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	34,575
950,000	Unitymedia GmbH 6.13%, 01/15/2025(1)	976,125
750,000	Univision Communications, Inc. 5.13%, 02/15/2025(1)	685,500
	Viacom, Inc.
145,000	3.88%, 12/15/2021	144,540
875,000	4.25%, 09/01/2023	873,628
950,000	Warner Media LLC 3.60%, 07/15/2025	898,913

		12,118,394

	Metal Fabricate/Hardware - 0.1%
625,000	Novelis Corp. 5.88%, 09/30/2026(1)	589,062

	Mining - 0.2%
1,100,000	Alcoa Nederland Holding B.V. 6.13%, 05/15/2028(1)	1,097,250
725,000	Glencore Finance Canada Ltd. 4.25%, 10/25/2022(1)	726,638

		1,823,888

	Miscellaneous Manufacturing - 0.1%
260,000	General Electric Co. 4.13%, 10/09/2042	214,477
850,000	Siemens Financieringsmaatschappij N.V. 3.13%, 03/16/2024(1)	823,240

		1,037,717

	Oil & Gas - 1.4%
495,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	505,716
450,000	BG Energy Capital plc 4.00%, 10/15/2021(1)	455,206
	BP Capital Markets plc
130,000	3.25%, 05/06/2022	128,703
570,000	3.81%, 02/10/2024	571,311
25,000	3.99%, 09/26/2023	25,304
575,000	4.75%, 03/10/2019	578,739
40,000	ConocoPhillips Co. 4.95%, 03/15/2026	42,462
	Equinor ASA
70,000	2.25%, 11/08/2019	69,429
30,000	2.45%, 01/17/2023	28,816
95,000	2.75%, 11/10/2021	93,432
355,000	2.90%, 11/08/2020	352,360
35,000	3.25%, 11/10/2024	34,318
5,000	3.70%, 03/01/2024	5,027
265,000	Marathon Oil Corp. 2.70%, 06/01/2020	261,780

The accompanying notes are an integral part of these financial statements.

42

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 23.3% - (continued)
	Oil & Gas - 1.4% - (continued)
$3,700,000	Petrobras Global Finance B.V. 6.00%, 01/27/2028	$3,511,300
	Petroleos Mexicanos
80,000	5.38%, 03/13/2022	79,848
1,300,000	5.50%, 01/21/2021	1,310,400
3,000,000	5.50%, 06/27/2044	2,325,000
75,000	6.35%, 02/12/2048(1)	62,235
1,100,000	6.75%, 09/21/2047	944,130
755,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	790,442
890,000	Sinopec Group Overseas Development Ltd. 2.50%, 04/28/2020(1)	875,937
30,000	Statoil ASA 2.65%, 01/15/2024	28,611
325,000	Total Capital International S.A. 2.70%, 01/25/2023	313,889

		13,394,395

	Oil & Gas Services - 0.0%
250,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	247,334

	Packaging & Containers - 0.2%
1,025,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.25%, 09/15/2022(1)	994,250
635,000	Crown Americas LLC / Crown Americas Capital Corp. V 4.25%, 09/30/2026	576,262
950,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	928,625

		2,499,137

	Pharmaceuticals - 1.0%
	Allergan Funding SCS
450,000	3.45%, 03/15/2022	442,537
525,000	3.80%, 03/15/2025	505,884
125,000	4.85%, 06/15/2044	117,615
	Allergan Sales LLC
121,000	4.88%, 02/15/2021(1)	123,612
225,000	5.00%, 12/15/2021(1)	232,069
750,000	Bausch Health Cos., Inc. 6.13%, 04/15/2025(1)	689,775
515,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	505,901
	Cardinal Health, Inc.
195,000	2.40%, 11/15/2019	193,561
230,000	3.08%, 06/15/2024	215,823
730,000	3.50%, 11/15/2024	695,977
200,000	4.50%, 11/15/2044	168,321
1,035,000	CVS Health Corp. 4.10%, 03/25/2025	1,022,484
705,000	EMD Finance LLC 2.95%, 03/19/2022(1)	685,651
315,000	Express Scripts Holding Co. 2.25%, 06/15/2019	313,837
	McKesson Corp.
25,000	2.85%, 03/15/2023	23,846
535,000	3.80%, 03/15/2024	526,727
	Merck & Co., Inc.
430,000	2.75%, 02/10/2025	407,520
315,000	2.80%, 05/18/2023	305,974
125,000	4.15%, 05/18/2043	121,381
930,000	Mylan N.V. 3.95%, 06/15/2026	853,373
	Mylan, Inc.
460,000	4.55%, 04/15/2028(1)	425,648
195,000	5.20%, 04/15/2048(1)	166,005
225,000	Teva Pharmaceutical Finance Co. B.V. 3.65%, 11/10/2021	215,542
880,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	776,895

		9,735,958

	Pipelines - 0.5%
400,000	Columbia Pipeline Group, Inc. 4.50%, 06/01/2025	401,951
	Energy Transfer Partners L.P.
340,000	4.50%, 11/01/2023	342,117
214,000	7.60%, 02/01/2024	237,380

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 23.3% - (continued)
	Pipelines - 0.5% - (continued)
$1,010,000	EQT Midstream Partners L.P. 4.75%, 07/15/2023	$1,020,205
	Kinder Morgan Energy Partners L.P.
419,000	4.25%, 09/01/2024	419,450
275,000	4.30%, 05/01/2024	275,581
977,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	931,721
	Sunoco Logistics Partners Operations L.P.
300,000	3.90%, 07/15/2026	278,585
130,000	4.40%, 04/01/2021	131,532
400,000	5.35%, 05/15/2045	359,326
780,000	Western Gas Partners L.P. 4.00%, 07/01/2022	773,333

		5,171,181

	Real Estate - 0.1%
830,000	WEA Finance LLC 4.13%, 09/20/2028(1)	812,259
650,000	WEA Finance LLC / Westfield UK & Europe Finance plc 2.70%, 09/17/2019(1)	647,750

		1,460,009

	Real Estate Investment Trusts - 0.9%
	American Tower Corp.
450,000	3.45%, 09/15/2021	446,787
150,000	4.40%, 02/15/2026	148,606
240,000	5.00%, 02/15/2024	248,832
150,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	150,738
785,000	Brandywine Operating Partnership L.P. 3.95%, 11/15/2027	736,342
	Crown Castle International Corp.
265,000	3.65%, 09/01/2027	245,016
215,000	3.80%, 02/15/2028	200,142
3,200,000	Equinix, Inc. 5.38%, 01/01/2022	3,264,000
670,000	HCP, Inc. 4.00%, 06/01/2025	651,290
775,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 5.63%, 05/01/2024	775,969
345,000	Scentre Group Trust 2.38%, 11/05/2019(1)	341,674
425,000	SITE Centers Corp. 4.63%, 07/15/2022	432,374
775,000	Starwood Property Trust, Inc. 4.75%, 03/15/2025	738,187

		8,379,957

	Retail - 0.4%
675,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(1)(2)	605,812
	CVS Health Corp.
450,000	3.88%, 07/20/2025	437,914
695,000	4.00%, 12/05/2023	691,033
160,000	4.88%, 07/20/2035	154,943
215,000	5.13%, 07/20/2045	210,889
800,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%, 06/01/2024(1)	789,000
600,000	L Brands, Inc. 5.25%, 02/01/2028(2)	511,680
600,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	609,000

		4,010,271

	Semiconductors - 0.3%
570,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.63%, 01/15/2024	545,819
345,000	Microchip Technology, Inc. 3.92%, 06/01/2021(1)	342,489
2,050,000	NXP B.V. / NXP Funding LLC 4.13%, 06/15/2020(1)	2,042,415

		2,930,723

	Software - 0.5%
2,300,000	First Data Corp. 7.00%, 12/01/2023(1)	2,385,100
	Microsoft Corp.
475,000	2.40%, 08/08/2026	433,195
610,000	2.88%, 02/06/2024	591,371
365,000	3.70%, 08/08/2046	335,945
915,000	Oracle Corp. 3.25%, 11/15/2027	865,266

The accompanying notes are an integral part of these financial statements.

43

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 23.3% - (continued)
		Software - 0.5% - (continued)
	$625,000	Western Digital Corp. 4.75%, 02/15/2026	$577,344

			5,188,221

		Telecommunications - 1.1%
	775,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	755,647
		AT&T, Inc.
	65,000	3.95%, 01/15/2025	63,070
	500,000	4.13%, 02/17/2026	484,223
	460,000	4.45%, 04/01/2024	464,456
	215,000	4.75%, 05/15/2046	185,654
	3,000	5.35%, 09/01/2040	2,861
	889,000	CenturyLink, Inc. 5.80%, 03/15/2022	885,711
	425,000	Embarq Corp. 8.00%, 06/01/2036	404,813
	165,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(1)	161,324
	550,000	Nokia Oyj 4.38%, 06/12/2027	517,275
		Orange S.A.
	650,000	4.13%, 09/14/2021	662,223
	200,000	9.00%, 03/01/2031	275,122
	1,675,000	Sprint Capital Corp. 6.88%, 11/15/2028	1,647,781
	835,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029(1)	833,956
	1,150,000	Telecom Italia Capital S.A. 6.00%, 09/30/2034	1,037,875
		Verizon Communications, Inc.
	450,000	2.95%, 03/15/2022	440,888
	45,000	3.45%, 03/15/2021	45,042
	1,266,000	4.52%, 09/15/2048	1,158,849
	175,000	4.67%, 03/15/2055	157,957
	130,000	4.75%, 11/01/2041	121,801
	93,000	4.81%, 03/15/2039	90,013

			10,396,541

		Toys/Games/Hobbies - 0.1%
	675,000	Mattel, Inc. 6.75%, 12/31/2025(1)	646,312

		Transportation - 0.2%
		FedEx Corp.
	80,000	2.70%, 04/15/2023	76,859
	270,000	5.10%, 01/15/2044	266,548
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	405,000	3.20%, 07/15/2020(1)	402,385
	400,000	3.38%, 02/01/2022(1)	393,316
	730,000	3.95%, 03/10/2025(1)	710,836

			1,849,944

		Water - 0.0%
	240,000	American Water Capital Corp. 2.95%, 09/01/2027	222,010

		Total Corporate Bonds (cost $223,743,996)	$218,394,971

FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
		Japan - 0.1%
		Japan Bank for International Cooperation
	510,000	2.13%, 06/01/2020	$502,008
	776,000	2.13%, 07/21/2020	762,345

			1,264,353

		Qatar - 0.4%
		Qatar Government International Bond
	2,320,000	2.38%, 06/02/2021(1)	2,249,472
	565,000	3.88%, 04/23/2023(1)	566,243
	270,000	5.10%, 04/23/2048(1)	274,050
	660,000	5.25%, 01/20/2020(1)	674,311

			3,764,076

		Romania - 0.3%
RON	9,500,000	Romania Government Bond 5.80%, 07/26/2027	2,432,887

Shares or Principal Amount		Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 1.0% - (continued)
	Saudi Arabia - 0.1%
	Saudi Government International Bond
$265,000	2.38%, 10/26/2021(1)	$253,123
660,000	2.88%, 03/04/2023(1)	627,132
350,000	4.00%, 04/17/2025(1)	343,675

		1,223,930

	South Korea - 0.1%
680,000	Export-Import Bank of Korea 1.75%, 05/26/2019	675,254

	Total Foreign Government Obligations (cost $9,523,316)	$9,360,500

MUNICIPAL BONDS - 1.0%
	General - 0.3%
140,000	City of Sacramento, CA 6.42%, 08/01/2023	$155,313
	Kansas, Development FA
395,000	4.93%, 04/15/2045	412,992
280,000	5.37%, 05/01/2026	295,694
125,000	New Jersey State, Econ DA 3.88%, 06/15/2019	125,436
1,020,000	New York State Urban Development Corp. 2.10%, 03/15/2022	999,610
240,000	San Jose Redev. Agcy. Successor Agcy. 3.38%, 08/01/2034	218,971

		2,208,016

	General Obligation - 0.4%
	California State, GO Taxable
335,000	7.35%, 11/01/2039	457,811
130,000	7.55%, 04/01/2039	184,603
130,000	Chicago, IL, Metropolitan Water Reclamation, GO 5.72%, 12/01/2038	153,747
375,000	Illinois Municipal Electric Agency 6.83%, 02/01/2035	447,634
1,475,000	Illinois State, GO 5.10%, 06/01/2033	1,391,972
305,000	South Carolina Public Service Auth 6.45%, 01/01/2050	365,759
840,000	State of Connecticut, GO 2.99%, 01/15/2023	815,707

		3,817,233

	Medical - 0.0%
150,000	University of California, Regents MedCenter Pooled Rev 6.55%, 05/15/2048	192,204

	Power - 0.0%
100,000	New York, Utility Debt Securitization Auth 3.44%, 12/15/2025	98,378

	Transportation - 0.2%
	Chicago, IL, Transit Auth
475,000	6.30%, 12/01/2021	494,941
455,000	6.90%, 12/01/2040	568,427
350,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	422,709
	New York and New Jersey PA, Taxable Rev
185,000	5.86%, 12/01/2024	208,832
115,000	6.04%, 12/01/2029	135,436
285,000	North Texas Tollway Auth, Rev 6.72%, 01/01/2049	391,695

		2,222,040

	Utility - Electric - 0.1%
	Municipal Electric Auth Georgia
636,000	6.64%, 04/01/2057	688,298
110,000	6.66%, 04/01/2057	127,396

		815,694

	Total Municipal Bonds (cost $9,192,013)	$9,353,565

The accompanying notes are an integral part of these financial statements.

44

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.7%
	Mortgage-Backed Agencies - 0.7%
	FHLMC - 0.6%
$5,528,744	3.50%, 08/01/2048	$5,384,848
32,693	4.00%, 03/01/2041	32,986

		5,417,834

	FNMA - 0.0%
13,698	4.50%, 04/01/2041	14,190
380,545	1 mo. USD LIBOR + 0.400%, 2.57%, 10/25/2024(6)	380,068

		394,258

	GNMA - 0.1%
1,667	6.00%, 06/20/2024	1,762
683	6.00%, 11/20/2023	722
837	6.00%, 12/20/2023	892
134	6.00%, 01/20/2024	142
647	6.00%, 02/20/2024	684
7,607	6.00%, 04/20/2028	8,217
19,067	6.00%, 07/20/2028	20,596
20,014	6.00%, 08/20/2028	21,634
143	6.00%, 02/20/2026	152
684	6.00%, 02/20/2027	723
180	6.00%, 01/20/2028	191
5,529	6.00%, 02/20/2028	5,854
20,133	6.00%, 03/20/2029	21,789
22,291	6.00%, 09/20/2029	24,023
3,320	6.00%, 06/20/2030	3,513
22,386	6.00%, 04/20/2030	23,689
5,289	6.00%, 10/15/2028	5,665
3,030	6.00%, 06/15/2028	3,268
25,040	6.00%, 11/15/2028	26,862
2,297	6.00%, 08/15/2034	2,478
11	6.50%, 04/15/2026	12
9,132	6.50%, 06/15/2029	9,958
29,116	6.50%, 03/15/2028	31,750
4,210	6.50%, 05/15/2028	4,591
12,245	6.50%, 07/15/2028	13,353
896	6.50%, 12/15/2028	978
7,339	6.50%, 05/15/2029	8,015
10,753	6.50%, 10/15/2028	11,731
13,029	6.50%, 04/15/2029	14,208
13,756	6.50%, 01/15/2029	15,000
11,028	6.50%, 02/15/2029	12,026
84,156	6.50%, 03/15/2029	91,770
14,002	6.50%, 02/15/2035	15,438
44,579	7.00%, 11/15/2033	49,926
31,384	7.00%, 11/15/2031	34,139
167,406	7.00%, 11/15/2032	190,937
15,913	7.00%, 05/15/2033	17,807
29,636	7.00%, 07/15/2033	32,907
20,498	7.00%, 03/15/2032	22,358
4,647	7.00%, 01/15/2033	5,221
9,046	8.00%, 08/15/2030	9,280
1,599	8.00%, 04/15/2030	1,635
7,095	8.00%, 05/15/2030	7,170
1,947	8.00%, 12/15/2029	1,968
211	8.00%, 07/15/2030	215
74,511	8.00%, 02/15/2031	78,677
13,179	8.00%, 11/15/2030	13,778

		867,704

	Total U.S. Government Agencies (cost $6,699,009)	$6,679,796

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 7.6%
	U.S. Treasury Securities - 7.6%
	U.S. Treasury Bonds - 3.3%
$390,000	2.50%, 02/15/2046	$327,113
745,000	2.50%, 05/15/2046	624,287
865,000	2.75%, 11/15/2042	772,722
4,275,000	2.88%, 05/15/2043	3,900,103
190,000	3.00%, 02/15/2048	175,698
24,180,000	3.00%, 08/15/2048	22,357,999
2,167,500	3.13%, 02/15/2043	2,068,438
200,000	3.13%, 08/15/2044(11)	190,484
470,000	3.13%, 05/15/2048	445,729

		30,862,573

	U.S. Treasury Notes - 4.3%
10,747,936	0.75%, 07/15/2028(12)	10,407,025
410,000	1.25%, 03/31/2021	394,337
850,000	1.50%, 04/15/2020	834,029
2,525,000	2.13%, 12/31/2022	2,440,570
200,000	2.25%, 03/31/2020	198,422
2,615,000	2.63%, 06/30/2023	2,574,447
815,000	2.75%, 02/15/2028	788,704
16,930,000	2.88%, 10/31/2020	16,928,677
85,000	2.88%, 09/30/2023	84,558
4,800,000	2.88%, 10/31/2023	4,775,063
465,000	2.88%, 05/15/2028	454,356

		39,880,188

	Total U.S. Government Securities (cost $71,102,184)	$70,742,761

	Total Long-Term Investments (cost $776,148,269)	$885,119,120

SHORT-TERM INVESTMENTS - 7.6%
	Other Investment Pools & Funds - 2.2%
20,145,142	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(13)	$20,145,142

	Securities Lending Collateral - 1.4%
666,263	Citibank NA DDCA, 2.19%, 11/1/2018(13)	666,263
5,159,467	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(13)	5,159,467
1,516,393	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(13)	1,516,393
3,680,856	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(13)	3,680,856
704,377	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(13)	704,377
1,597,904	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(13)	1,597,904

		13,325,260

	U.S. Treasury Bill - 4.0%
38,000,000	U.S. Treasury Bills 2.43%, 05/02/2019(14)	37,533,410

	Total Short-Term Investments (cost $71,010,188)	$71,003,812

Total Investments (cost $847,158,457)	102.2%	$956,122,932
Other Assets and Liabilities	(2.2)%	(20,644,896)

Total Net Assets	100.0%	$935,478,036

The accompanying notes are an integral part of these financial statements.

45

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $98,094,087, representing 10.5% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Investment valued using significant unobservable inputs.

(4)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $1,759,595, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,595,946 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	2,006,600	$872,909	$923,036
11/2013	Tory Burch LLC	13,296	1,042,090	672,910

			$1,914,999	$1,595,946

(6)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(7)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(8)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(9)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $1,195,000 at October 31, 2018.

(10)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(11)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(12)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(13)	Current yield as of period end.

(14)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	202	12/31/2018	$22,701,328	$(101,244)

Short position contracts:
U.S. Treasury 10-Year Note Future	8	12/19/2018	$947,500	$(1,765)
U.S. Treasury 10-Year Ultra Future	43	12/19/2018	5,379,703	112,745

Total				$110,980

Total futures contracts				$9,736

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,200,000	EUR	4,763,947	USD	CIB	11/30/18	$4,567	$—
2,315,000	EUR	2,624,460	USD	GSC	11/30/18	3,899	—
5,730,000	EUR	6,515,085	USD	RBS	11/30/18	—	(9,470)
5,700,000	EUR	6,486,520	USD	RBS	11/30/18	—	(14,966)
884,705,000	HUF	3,102,577	USD	GSC	11/30/18	—	(10,316)
6,281,961	USD	6,265,000	CHF	JPM	11/30/18	44,531	—
80,441,798	USD	70,758,000	EUR	SSG	11/30/18	105,971	—

The accompanying notes are an integral part of these financial statements.

46

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
13,943,438	USD	10,870,000	GBP	BMO	11/30/18	$30,922	$—
3,116,245	USD	884,705,000	HUF	TDB	11/30/18	23,984	—
4,674,404	USD	39,010,000	NOK	UBS	11/30/18	40,936	—
2,555,919	USD	10,484,000	RON	MSC	11/29/18	11,921	—
2,449,256	USD	22,260,000	SEK	CBK	11/30/18	10,782	—
2,387,000	USD	34,960,000	ZAR	BCLY	11/30/18	26,174	—
34,960,000	ZAR	2,364,752	USD	CBK	11/30/18	—	(3,927)

Total						$303,687	$(38,679)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
CBK	Citibank NA
CIB	Credit Agricole
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
NOK	Norwegian Krone
RON	New Romanian Leu
SEK	Swedish Krona

Currency Abbreviations: – (continued)
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
PA	Port Authority
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

47

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$5,592,391	$—	$5,592,391	$—
Banks	55,376,072	50,635,981	4,740,091	—
Capital Goods	14,113,087	14,113,087	—	—
Consumer Durables & Apparel	10,209,567	10,209,567	—	—
Energy	85,543,065	76,429,149	9,113,916	—
Food & Staples Retailing	6,882,016	6,882,016	—	—
Health Care Equipment & Services	51,591,374	45,314,112	6,277,262	—
Insurance	14,782,626	3,062,628	11,719,998	—
Materials	1,735,421	—	1,735,421	—
Media & Entertainment	52,222,168	49,219,780	3,002,388	—
Pharmaceuticals, Biotechnology & Life Sciences	53,656,768	26,315,295	27,341,473	—
Real Estate	12,452,402	6,910,079	5,542,323	—
Retailing	18,727,975	17,132,029	—	1,595,946
Semiconductors & Semiconductor Equipment	8,891,730	8,891,730	—	—
Software & Services	53,198,807	53,198,807	—	—
Technology Hardware & Equipment	42,285,526	42,285,526	—	—
Telecommunication Services	14,007,446	6,907,262	7,100,184	—
Transportation	12,301,489	12,301,489	—	—
Utilities	19,687,187	16,435,800	3,251,387	—
Asset & Commercial Mortgage Backed Securities	37,330,410	—	37,166,761	163,649
Corporate Bonds	218,394,971	—	218,394,971	—
Foreign Government Obligations	9,360,500	—	9,360,500	—
Municipal Bonds	9,353,565	—	9,353,565	—
U.S. Government Agencies	6,679,796	—	6,679,796	—
U.S. Government Securities	70,742,761	—	70,742,761	—
Short-Term Investments	71,003,812	33,470,402	37,533,410	—
Foreign Currency Contracts(2)	303,687	—	303,687	—
Futures Contracts(2)	112,745	112,745	—	—

Total	$956,539,364	$479,827,484	$474,952,285	$1,759,595

Liabilities
Foreign Currency Contracts(2)	$(38,679)	$—	$(38,679)	$—
Futures Contracts(2)	(103,009)	(103,009)	—	—

Total	$(141,688)	$(103,009)	$(38,679)	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Income Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 43.4%
	Automobiles & Components - 0.2%
210,329	Cie Generale des Etablissements Michelin SCA	$21,532,332

	Banks - 5.4%
410,179	Bank of Nova Scotia	22,030,714
1,264,656	BB&T Corp.	62,170,489
2,300,554	JP Morgan Chase & Co.	250,806,397
378,376	M&T Bank Corp.	62,587,174
498,401	PNC Financial Services Group, Inc.	64,039,544
1,202,444	US Bancorp	62,851,748
1,866,851	Wells Fargo & Co.	99,372,479

		623,858,545

	Capital Goods - 2.5%
198,303	3M Co.	37,729,129
6,953,592	BAE Systems plc	46,625,818
441,377	Caterpillar, Inc.	53,547,858
1,021,087	Eaton Corp. plc	73,181,305
255,101	Lockheed Martin Corp.	74,961,429

		286,045,539

	Consumer Services - 0.2%
160,534	McDonald’s Corp.	28,398,465

	Diversified Financials - 0.3%
51,401	BlackRock, Inc.	21,147,399
399,210	Invesco Ltd.	8,666,849

		29,814,248

	Energy - 5.5%
1,821,318	Canadian Natural Resources Ltd.	49,758,408
1,135,335	Chevron Corp.	126,760,153
1,361,957	Exxon Mobil Corp.	108,520,734
3,300,757	Kinder Morgan, Inc.	56,178,884
679,784	Occidental Petroleum Corp.	45,593,113
289,405	Phillips 66	29,756,622
721,939	Schlumberger Ltd.	37,042,690
3,704,952	Suncor Energy, Inc.	123,411,951
1,738,141	TransCanada Corp.	65,540,901

		642,563,456

	Food & Staples Retailing - 0.2%
290,318	Sysco Corp.	20,708,383

	Food, Beverage & Tobacco - 3.5%
947,919	British American Tobacco plc	41,092,540
919,348	Coca-Cola Co.	44,018,382
941,377	Kraft Heinz Co.	51,747,494
1,233,207	Mondelez International, Inc. Class A	51,770,030
407,768	Nestle S.A.	34,425,032
407,862	PepsiCo., Inc.	45,835,531
1,609,500	Philip Morris International, Inc.	141,748,665

		410,637,674

	Health Care Equipment & Services - 1.3%
1,471,391	Koninklijke Philips N.V.	54,876,756
1,066,343	Medtronic plc	95,778,928

		150,655,684

	Household & Personal Products - 1.3%
574,860	Procter & Gamble Co.	50,978,585
1,917,186	Unilever N.V.	103,106,263

		154,084,848

	Insurance - 2.3%
887,669	American International Group, Inc.	36,651,853
377,350	Chubb Ltd.	47,134,789
2,300,905	MetLife, Inc.	94,774,277
825,561	Principal Financial Group, Inc.	38,859,156

Shares or Principal Amount		Market Value†
COMMON STOCKS - 43.4% - (continued)
	Insurance - 2.3% - (continued)
449,202	Travelers Cos., Inc.	$56,208,646

		273,628,721

	Materials - 1.7%
1,763,951	DowDuPont, Inc.	95,112,238
597,294	International Paper Co.	27,093,256
224,528	LyondellBasell Industries N.V. Class A	20,043,614
1,068,420	Nutrien Ltd.	56,551,471

		198,800,579

	Media & Entertainment - 1.0%
3,008,595	Comcast Corp. Class A	114,747,813

	Pharmaceuticals, Biotechnology & Life Sciences - 6.6%
1,246,491	Bristol-Myers Squibb Co.	62,997,655
1,159,427	Eli Lilly & Co.	125,728,264
1,039,350	Johnson & Johnson	145,498,607
1,415,445	Merck & Co., Inc.	104,190,906
907,366	Novartis AG	79,460,124
4,328,200	Pfizer, Inc.	186,372,292
238,916	Roche Holding AG	58,143,173

		762,391,021

	Real Estate - 0.7%
744,913	Crown Castle International Corp. REIT	81,001,840

	Retailing - 0.4%
268,775	Home Depot, Inc.	47,272,147

	Semiconductors & Semiconductor Equipment - 2.6%
1,141,052	Analog Devices, Inc.	95,517,463
46,495	Broadcom, Inc.	10,391,167
1,989,819	Intel Corp.	93,282,715
54,123	KLA-Tencor Corp.	4,954,419
881,529	Maxim Integrated Products, Inc.	44,094,081
827,107	QUALCOMM, Inc.	52,016,759

		300,256,604

	Technology Hardware & Equipment - 1.3%
3,382,688	Cisco Systems, Inc.	154,757,976

	Telecommunication Services - 1.9%
1,174,359	BCE, Inc.	45,450,713
2,984,389	Verizon Communications, Inc.	170,378,768

		215,829,481

	Transportation - 0.6%
500,748	Union Pacific Corp.	73,219,373

	Utilities - 3.9%
829,170	American Electric Power Co., Inc.	60,827,911
1,218,315	Dominion Energy, Inc.	87,012,057
573,266	Duke Energy Corp.	47,368,970
316,088	Edison International	21,933,346
1,039,232	Eversource Energy	65,741,816
418,140	NextEra Energy, Inc.	72,129,150
520,980	Sempra Energy	57,370,318
945,371	Xcel Energy, Inc.	46,332,633

		458,716,201

	Total Common Stocks (cost $4,604,997,750)	$5,048,920,930

PREFERRED STOCKS - 0.0%
	Diversified Financials - 0.0%
29,500	GMAC Capital Trust Series 2, 8.10%(1)	$774,670

	Total Preferred Stocks (cost $773,013)	$774,670

The accompanying notes are an integral part of these financial statements.

49

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5%
	Aerospace/Defense - 1.0%
$4,085,000	BAE Systems Holdings, Inc. 3.80%, 10/07/2024(2)	$4,015,393
4,220,000	BAE Systems plc 4.75%, 10/11/2021(2)	4,338,997
	DAE Funding LLC
670,000	4.50%, 08/01/2022(2)	653,250
1,365,000	5.00%, 08/01/2024(2)	1,330,875
	L3 Technologies, Inc.
6,650,000	3.85%, 06/15/2023	6,629,481
9,340,000	4.40%, 06/15/2028	9,325,881
	Lockheed Martin Corp.
11,120,000	3.55%, 01/15/2026	10,855,516
5,800,000	3.60%, 03/01/2035	5,234,715
9,588,000	4.09%, 09/15/2052	8,668,235
6,025,000	4.50%, 05/15/2036	6,051,885
2,435,000	Raytheon Co. 4.70%, 12/15/2041	2,577,684
	United Technologies Corp.
17,555,000	2.80%, 05/04/2024	16,513,931
5,000,000	3.75%, 11/01/2046	4,160,709
8,945,000	3.95%, 08/16/2025	8,858,047
5,000,000	4.13%, 11/16/2028	4,910,967
1,925,000	4.50%, 06/01/2042	1,822,923
7,440,000	4.63%, 11/16/2048	7,157,203
5,300,000	5.70%, 04/15/2040	5,793,912
1,890,000	6.13%, 07/15/2038	2,150,900

		111,050,504

	Agriculture - 0.9%
	Altria Group, Inc.
9,750,000	2.85%, 08/09/2022	9,474,945
7,205,000	3.88%, 09/16/2046	5,962,072
1,560,000	4.25%, 08/09/2042	1,372,341
10,490,000	5.38%, 01/31/2044	10,681,475
	BAT Capital Corp.
255,000	2.30%, 08/14/2020(2)	249,544
21,955,000	3.22%, 08/15/2024(2)	20,717,359
7,000,000	3.56%, 08/15/2027(2)	6,403,606
13,225,000	4.39%, 08/15/2037(2)	11,722,402
	Imperial Brands Finance plc
9,400,000	3.50%, 02/11/2023(2)	9,139,406
6,090,000	3.75%, 07/21/2022(2)	6,019,530
450,000	JBS Investments II GmbH 7.00%, 01/15/2026(2)	444,375
	Philip Morris International, Inc.
245,000	3.60%, 11/15/2023	243,514
1,230,000	4.13%, 03/04/2043	1,086,141
4,545,000	4.25%, 11/10/2044	4,091,766
	Reynolds American, Inc.
365,000	4.45%, 06/12/2025	362,618
8,500,000	5.85%, 08/15/2045	8,730,445
1,535,000	6.15%, 09/15/2043	1,621,020

		98,322,559

	Airlines - 0.2%
2,163	Continental Airlines, Inc. 6.90%, 10/19/2023	2,228
	Delta Air Lines, Inc.
8,840,000	3.63%, 03/15/2022	8,690,784
16,350,000	3.80%, 04/19/2023	15,948,543

		24,641,555

	Apparel - 0.1%
	NIKE, Inc.
5,000,000	3.38%, 11/01/2046	4,199,712
1,940,000	3.63%, 05/01/2043	1,722,974

		5,922,686

	Auto Manufacturers - 0.4%
	Ford Motor Co.
15,255,000	4.75%, 01/15/2043	12,000,774
3,065,000	5.29%, 12/08/2046	2,575,209

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Auto Manufacturers - 0.4% - (continued)
	General Motors Co.
$5,015,000	5.15%, 04/01/2038	$4,427,484
5,315,000	5.20%, 04/01/2045	4,602,024
7,495,000	5.95%, 04/01/2049	6,958,485
4,850,000	6.25%, 10/02/2043	4,641,646
	General Motors Financial Co., Inc.
470,000	3.25%, 01/05/2023	449,113
10,545,000	4.35%, 01/17/2027	9,794,814

		45,449,549

	Auto Parts & Equipment - 0.0%
485,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(2)	415,888
540,000	Dana, Inc. 5.50%, 12/15/2024	520,290
1,635,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026(3)	1,487,850

		2,424,028

	Beverages - 1.1%
	Anheuser-Busch InBev Finance, Inc.
15,965,000	3.30%, 02/01/2023	15,566,514
7,875,000	3.65%, 02/01/2026	7,490,835
9,105,000	4.70%, 02/01/2036	8,671,180
11,355,000	4.90%, 02/01/2046	10,696,326
	Anheuser-Busch InBev Worldwide, Inc.
4,960,000	3.75%, 07/15/2042	4,029,279
7,095,000	4.38%, 04/15/2038	6,449,222
13,825,000	4.75%, 04/15/2058	12,333,948
	Constellation Brands, Inc.
46,850,000	2.00%, 11/07/2019	46,333,076
2,165,000	2.70%, 05/09/2022	2,079,966
3,680,000	3.20%, 02/15/2023	3,566,362
12,280,000	3.60%, 02/15/2028	11,361,967
605,000	Molson Coors Brewing Co. 5.00%, 05/01/2042	573,398
1,060,000	PepsiCo, Inc. 3.45%, 10/06/2046	905,982

		130,058,055

	Biotechnology - 0.3%
	Amgen, Inc.
4,790,000	3.63%, 05/22/2024	4,718,721
10,000,000	4.40%, 05/01/2045	9,098,056
7,500,000	4.56%, 06/15/2048	6,874,138
	Celgene Corp.
7,940,000	4.35%, 11/15/2047	6,622,197
3,365,000	4.63%, 05/15/2044	3,020,089
1,375,000	Gilead Sciences, Inc. 4.60%, 09/01/2035	1,365,703
645,000	Sotera Health Topco, Inc. (8.13% Cash, 8.88% PIK) 8.13%, 11/01/2021(2)(4)	633,712

		32,332,616

	Chemicals - 0.5%
	CF Industries, Inc.
920,000	4.95%, 06/01/2043	777,400
1,361,000	5.15%, 03/15/2034	1,238,510
390,000	5.38%, 03/15/2044	343,200
490,000	Chandra Asri Petrochemical Tbk PT 4.95%, 11/08/2024(5)	428,812
	Chemours Co.
385,000	5.38%, 05/15/2027	358,050
1,730,000	6.63%, 05/15/2023	1,768,925
2,260,000	7.00%, 05/15/2025	2,327,800
245,000	LYB International Finance B.V. 4.00%, 07/15/2023	244,916
2,305,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	1,937,850
	Methanex Corp.
3,855,000	3.25%, 12/15/2019	3,832,951

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.5% - (continued)
		Chemicals - 0.5% - (continued)
	$10,545,000	4.25%, 12/01/2024	$10,292,819
	1,412,000	5.65%, 12/01/2044	1,323,954
	855,000	NOVA Chemicals Corp. 4.88%, 06/01/2024(2)	785,531
		Nutrien Ltd.
	250,000	3.50%, 06/01/2023	242,785
	240,000	4.88%, 03/30/2020	244,746
		OCP S.A.
	3,175,000	4.50%, 10/22/2025(5)	3,000,375
	514,000	6.88%, 04/25/2044(5)	536,359
	400,000	Olin Corp. 5.00%, 02/01/2030	359,132
	5,925,000	SABIC Capital II B.V. 4.00%, 10/10/2023(2)	5,852,122
		SASOL Financing USA LLC
	685,000	5.88%, 03/27/2024	690,057
	735,000	6.50%, 09/27/2028	743,881
		Sherwin-Williams Co.
	6,500,000	2.75%, 06/01/2022	6,255,080
	950,000	4.55%, 08/01/2045	851,851
	830,000	Starfruit Finco B.V. / Starfruit US Holdco LLC 8.00%, 10/01/2026(2)(3)	805,100
		Syngenta Finance N.V.
	255,000	4.44%, 04/24/2023(2)	250,916
	8,555,000	4.89%, 04/24/2025(2)	8,238,893
	8,335,000	5.18%, 04/24/2028(2)	7,884,436
	1,645,000	5.68%, 04/24/2048(2)	1,407,788

			63,024,239

		Coal - 0.1%
	2,770,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	2,342,035
	4,380,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(2)	3,887,250
	4,860,000	Peabody Energy Corp. 6.38%, 03/31/2025(2)	4,860,000
	2,905,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(2)	2,984,888

			14,074,173

		Commercial Banks - 10.7%
		Banco Bilbao Vizcaya Argentaria S.A.
	4,400,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(1)(3)(6)	3,789,500
EUR	400,000	5 year EUR Swap + 6.604%, 6.75%, 02/18/2020(1)(5)(6)	464,342
	1,600,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(1)(5)(6)	2,013,852
	3,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(1)(5)(6)	3,945,021
		Banco do Brasil S.A.
	$845,000	4.63%, 01/15/2025(2)	794,308
	465,000	4.88%, 04/19/2023(2)	454,863
		Banco Santander S.A.
	7,000,000	3.80%, 02/23/2028	6,219,024
	15,200,000	4.38%, 04/12/2028	14,117,304
		Bank of America Corp.
	18,260,000	2.50%, 10/21/2022	17,346,742
	19,950,000	3 mo. USD LIBOR + 0.930%, 2.82%, 07/21/2023(1)	19,203,990
	3,733,000	3 mo. USD LIBOR + 0.790%, 3.00%, 12/20/2023(1)	3,591,889
	15,270,000	3 mo. USD LIBOR + 1.090%, 3.09%, 10/01/2025(1)	14,471,269
	7,500,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(1)	7,328,732
	15,020,000	3 mo. USD LIBOR + 0.810%, 3.37%, 01/23/2026(1)	14,316,730
	9,905,000	3 mo. USD LIBOR + 1.000%, 3.49%, 04/24/2023(1)	10,002,858

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Commercial Banks - 10.7% - (continued)
$9,280,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(1)	$8,806,406
9,550,000	3 mo. USD LIBOR + 1.575%, 3.82%, 01/20/2028(1)	9,136,248
5,015,000	3 mo. USD LIBOR + 0.940%, 3.86%, 07/23/2024(1)	4,974,198
4,000,000	3 mo. USD LIBOR + 1.070%, 3.97%, 03/05/2029(1)	3,845,210
5,895,000	4.00%, 01/22/2025	5,740,776
4,260,000	4.10%, 07/24/2023	4,292,003
2,450,000	4.20%, 08/26/2024	2,430,577
15,000,000	3 mo. USD LIBOR + 1.814%, 4.24%, 04/24/2038(1)	14,174,023
1,760,000	5.00%, 01/21/2044	1,799,494
9,525,000	7.75%, 05/14/2038	12,466,057
	Bank of New York Mellon Corp.
15,645,000	2.20%, 08/16/2023	14,602,697
9,525,000	3 mo. USD LIBOR + 0.634%, 2.66%, 05/16/2023(1)	9,181,719
8,855,000	3 mo. USD LIBOR + 1.050%, 3.57%, 10/30/2023(1)	9,032,951
8,650,000	Barclays Bank plc 2.65%, 01/11/2021	8,461,186
2,455,000	Barclays plc 3.68%, 01/10/2023	2,376,558
325,000	BBVA Bancomer S.A. 1 year USD CMT + 2.650%, 5.13%, 01/18/2033(1)(2)	286,735
	BNP Paribas S.A.
8,145,000	2.95%, 05/23/2022(2)	7,850,041
11,380,000	3.38%, 01/09/2025(2)	10,637,480
10,260,000	3.80%, 01/10/2024(2)	9,978,933
940,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(6)	828,375
955,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(6)	992,006
20,295,000	BPCE S.A. 2.75%, 01/11/2023(2)	19,333,951
	Capital One Financial Corp.
255,000	2.50%, 05/12/2020	251,392
5,135,000	3.05%, 03/09/2022	5,010,788
20,235,000	3.75%, 07/28/2026	18,560,524
6,305,000	Capital One NA 2.35%, 01/31/2020	6,224,677
	Citigroup, Inc.
3,765,000	2.45%, 01/10/2020	3,730,267
5,290,000	2.90%, 12/08/2021	5,169,196
11,755,000	3 mo. USD LIBOR + 0.722%, 3.14%, 01/24/2023(1)	11,475,398
8,945,000	3.20%, 10/21/2026	8,211,332
14,050,000	3 mo. USD LIBOR + 1.100%, 3.41%, 05/17/2024(1)	14,133,977
13,815,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(1)	12,799,108
10,375,000	3 mo. USD LIBOR + 1.390%, 3.67%, 07/24/2028(1)	9,724,546
11,330,000	3 mo. USD LIBOR + 1.563%, 3.89%, 01/10/2028(1)	10,834,778
10,155,000	3 mo. USD LIBOR + 1.192%, 4.08%, 04/23/2029(1)	9,784,342
5,600,000	4.13%, 07/25/2028	5,309,715
7,440,000	4.30%, 11/20/2026	7,223,432
8,145,000	4.45%, 09/29/2027	7,926,225
2,585,000	4.60%, 03/09/2026	2,564,968
1,124,000	4.65%, 07/30/2045	1,074,901
5,165,000	4.65%, 07/23/2048	4,987,905
2,525,000	4.75%, 05/18/2046	2,354,703
	Credit Agricole S.A.
2,900,000	3.75%, 04/24/2023(2)	2,833,210
20,695,000	5 year USD Swap +1.644%, 4.00%, 01/10/2033(1)(2)	18,727,993

The accompanying notes are an integral part of these financial statements.

51

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Commercial Banks - 10.7% - (continued)
$890,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(2)(6)	$920,038
1,030,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(6)	1,104,743
	Credit Suisse Group AG
9,580,000	3 mo. USD LIBOR + 1.200%, 3.00%, 12/14/2023(1)(2)	9,108,250
770,000	3 mo. USD LIBOR + 1.410%, 3.87%, 01/12/2029(1)(2)	714,560
9,725,000	3 mo. USD LIBOR + 1.2400%, 4.21%, 06/12/2024(1)(2)	9,660,112
14,435,000	4.28%, 01/09/2028(2)	13,832,524
3,780,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(5)(6)	3,678,378
	Credit Suisse Group Funding Guernsey Ltd.
5,870,000	3.13%, 12/10/2020	5,803,732
10,410,000	3.80%, 09/15/2022	10,298,934
	Discover Bank
7,220,000	3.35%, 02/06/2023	6,972,813
6,520,000	4.20%, 08/08/2023	6,503,585
2,780,000	Fifth Third Bancorp 4.30%, 01/16/2024	2,795,627
19,000,000	Fifth Third Bank 3.95%, 07/28/2025	18,966,330
3,070,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(2)	2,839,750
	Goldman Sachs Group, Inc.
10,375,000	2.35%, 11/15/2021	9,983,344
280,000	2.75%, 09/15/2020	276,635
9,635,000	3 mo. USD LIBOR + 0.821%, 2.88%, 10/31/2022(1)	9,366,843
14,115,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(1)	13,574,481
18,660,000	3 mo. USD LIBOR + 1.201%, 3.27%, 09/29/2025(1)	17,690,083
6,345,000	3.50%, 01/23/2025	6,073,505
9,820,000	3.50%, 11/16/2026	9,173,439
13,605,000	3 mo. USD LIBOR + 1.510%, 3.69%, 06/05/2028(1)	12,754,796
6,800,000	3.85%, 01/26/2027	6,515,758
6,425,000	3 mo. USD LIBOR + 1.600%, 3.92%, 11/29/2023(1)	6,643,058
21,760,000	3 mo. USD LIBOR + 1.373%, 4.02%, 10/31/2038(1)	19,390,250
5,545,000	3 mo. USD LIBOR + 1.301%, 4.22%, 05/01/2029(1)	5,376,287
5,525,000	4.75%, 10/21/2045	5,375,798
2,625,000	4.80%, 07/08/2044	2,562,146
1,835,000	5.15%, 05/22/2045	1,796,810
	HSBC Holdings plc
5,300,000	2.65%, 01/05/2022	5,125,720
11,530,000	3 mo. USD LIBOR + 0.923%, 3.03%, 11/22/2023(1)	11,086,784
6,035,000	3 mo. USD LIBOR + 1.055%, 3.26%, 03/13/2023(1)	5,895,154
15,055,000	3.60%, 05/25/2023	14,828,518
7,655,000	4.25%, 03/14/2024	7,551,280
530,000	3 mo. USD LIBOR + 1.347%, 4.29%, 09/12/2026(1)	522,423
6,755,000	4.30%, 03/08/2026	6,650,870
13,125,000	3 mo. USD LIBOR + 1.535%, 4.58%, 06/19/2029(1)	12,988,677
1,000,000	6.50%, 09/15/2037	1,153,041
4,440,000	6.80%, 06/01/2038	5,267,086
1,205,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(5)	1,210,842

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.5% - (continued)
		Commercial Banks - 10.7% - (continued)
IDR	25,000,000,000	International Finance Corp. 8.00%, 10/09/2023	$1,638,043
		Intesa Sanpaolo S.p.A.
	$13,270,000	3.13%, 07/14/2022(2)	12,058,432
	4,865,000	3.38%, 01/12/2023(2)	4,405,480
	4,090,000	3.88%, 01/12/2028(2)	3,331,803
	4,335,000	4.38%, 01/12/2048(2)	3,118,064
	780,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(3)(6)	706,875
		JP Morgan Chase & Co.
	22,475,000	2.97%, 01/15/2023	21,745,613
	13,440,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(1)	12,925,914
	1,220,000	3.25%, 09/23/2022	1,203,226
	19,950,000	3.30%, 04/01/2026	18,840,454
	8,000,000	3 mo. USD LIBOR + 1.230%, 3.72%, 10/24/2023(1)	8,140,864
	19,130,000	3 mo. USD LIBOR + 0.890%, 3.80%, 07/23/2024(1)	19,002,196
	25,290,000	3 mo. USD LIBOR + 1.360%, 3.88%, 07/24/2038(1)	22,883,441
	3,500,000	3 mo. USD LIBOR + 1.380%, 3.96%, 11/15/2048(1)	3,066,908
	14,055,000	3 mo. USD LIBOR + 1.580%, 4.26%, 02/22/2048(1)	12,942,286
	9,510,000	JPMorgan Chase Bank NA 3 mo. USD LIBOR + 0.280%, 2.60%, 02/01/2021(1)	9,423,002
		Morgan Stanley
	4,505,000	2.50%, 04/21/2021	4,389,257
	13,795,000	2.63%, 11/17/2021	13,378,971
	19,430,000	2.75%, 05/19/2022	18,781,815
	3,490,000	3 mo. USD LIBOR + 0.800%, 3.12%, 02/14/2020(1)	3,494,146
	3,200,000	3.13%, 01/23/2023	3,096,650
	8,790,000	3.13%, 07/27/2026	8,049,941
	22,110,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(1)	20,706,309
	8,040,000	3.63%, 01/20/2027	7,596,323
	9,230,000	3.70%, 10/23/2024	8,993,989
	7,115,000	3 mo. USD LIBOR + 0.847%, 3.74%, 04/24/2024(1)	7,025,363
	7,125,000	3 mo. USD LIBOR + 1.400%, 3.89%, 10/24/2023(1)	7,255,131
	6,320,000	3.95%, 04/23/2027	5,970,896
	9,690,000	4.00%, 07/23/2025	9,514,209
	2,300,000	4.35%, 09/08/2026	2,239,853
	15,480,000	4.38%, 01/22/2047	14,432,888
	5,825,000	3 mo. USD LIBOR + 1.431%, 4.46%, 04/22/2039(1)	5,570,092
		PNC Bank NA
	255,000	2.50%, 01/22/2021	250,121
	7,465,000	2.70%, 11/01/2022	7,167,897
	4,310,000	PNC Financial Services Group, Inc. 3.90%, 04/29/2024	4,275,202
	1,000,000	Royal Bank of Scotland Group plc 3 mo. USD LIBOR + 2.320%, 4.71%, 09/30/2027(1)(6)	932,500
		Santander Holdings USA, Inc.
	6,970,000	3.40%, 01/18/2023	6,653,117
	6,145,000	3.70%, 03/28/2022	6,040,110
	8,700,000	Santander UK Group Holdings plc 3.57%, 01/10/2023	8,404,665
	1,055,000	Societe Generale S.A. 5 year USD Swap + 6.394%, 8.25%, 11/29/2018(1)(5)(6)	1,058,302
	11,800,000	SunTrust Banks, Inc. 2.70%, 01/27/2022	11,423,250

The accompanying notes are an integral part of these financial statements.

52

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Commercial Banks - 10.7% - (continued)
$265,000	Synchrony Bank 3.00%, 06/15/2022	$253,004
310,000	Turkiye Vakiflar Bankasi TAO 5.75%, 01/30/2023(2)	267,070
11,470,000	UBS AG 2.45%, 12/01/2020(2)	11,220,252
21,500,000	UBS Group Funding Switzerland AG 2.65%, 02/01/2022(2)	20,752,019
	UniCredit S.p.A.
650,000	3.75%, 04/12/2022(2)	614,157
1,980,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(1)(5)(6)	1,777,517
2,850,000	Wachovia Corp. 5.50%, 08/01/2035	3,005,353
	Wells Fargo & Co.
13,500,000	2.10%, 07/26/2021	12,954,464
14,455,000	2.63%, 07/22/2022	13,871,575
12,285,000	3.00%, 10/23/2026	11,236,658
11,480,000	3.07%, 01/24/2023	11,123,228
9,965,000	3.45%, 02/13/2023	9,732,596
7,100,000	3 mo. USD LIBOR + 1.230%, 3.76%, 10/31/2023(1)	7,199,874
4,080,000	4.13%, 08/15/2023	4,089,776
5,025,000	4.40%, 06/14/2046	4,551,796
3,690,000	4.65%, 11/04/2044	3,470,930
5,060,000	4.75%, 12/07/2046	4,808,892
3,556,000	4.90%, 11/17/2045	3,449,426
1,475,000	5.38%, 11/02/2043	1,518,530
7,023,000	5.61%, 01/15/2044	7,476,755
	Wells Fargo Bank NA
10,000,000	2.60%, 01/15/2021	9,807,997
13,520,000	3.55%, 08/14/2023	13,399,631

		1,238,949,527

	Commercial Services - 0.4%
727,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(2)	752,445
	APX Group, Inc.
1,775,000	7.63%, 09/01/2023(3)	1,579,750
2,025,000	7.88%, 12/01/2022	2,035,125
	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
3,015,000	5.25%, 03/15/2025(2)(3)	2,683,350
2,195,000	5.50%, 04/01/2023(3)	2,134,638
2,445,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	2,408,325
3,735,000	ERAC USA Finance LLC 5.63%, 03/15/2042(2)	3,969,617
2,510,000	Garda World Security Corp. 8.75%, 05/15/2025(2)	2,359,400
1,169,000	Herc Rentals, Inc. 7.50%, 06/01/2022(2)	1,215,760
495,000	IHS Markit Ltd. 4.75%, 02/15/2025(2)	490,040
	Moody’s Corp.
16,195,000	2.63%, 01/15/2023	15,477,902
6,230,000	2.75%, 12/15/2021	6,077,066
775,000	Service Corp. International 4.63%, 12/15/2027	726,563
245,000	Total System Services, Inc. 3.80%, 04/01/2021	245,438
	United Rentals North America, Inc.
380,000	5.50%, 05/15/2027	360,525
1,675,000	5.88%, 09/15/2026	1,641,500
385,000	6.50%, 12/15/2026	389,231

		44,546,675

	Construction Materials - 0.0%
365,000	Boise Cascade Co. 5.63%, 09/01/2024(2)	358,612
245,000	Johnson Controls International plc 3.75%, 12/01/2021	245,637
1,875,000	Standard Industries, Inc. 5.38%, 11/15/2024(2)	1,800,000

		2,404,249

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Diversified Financial Services - 1.2%
	AIG Global Funding
$9,020,000	2.15%, 07/02/2020(2)	$8,830,960
5,000,000	2.70%, 12/15/2021(2)	4,846,057
370,000	Aircastle Ltd. 4.40%, 09/25/2023	367,117
	American Express Co.
3,705,000	2.50%, 08/01/2022	3,547,903
255,000	2.65%, 12/02/2022	244,332
15,895,000	3.00%, 10/30/2024	15,024,190
10,600,000	3.40%, 02/27/2023	10,391,771
2,060,000	Cboe Global Markets, Inc. 3.65%, 01/12/2027	1,950,018
1,170,000	Fly Leasing Ltd. 5.25%, 10/15/2024	1,111,500
11,609,000	GE Capital International Funding Co. 4.42%, 11/15/2035	10,213,937
2,565,000	goeasy Ltd. 7.88%, 11/01/2022(2)	2,641,950
11,720,000	IHS Markit Ltd. 4.13%, 08/01/2023	11,546,544
1,515,000	MDC-GMTN B.V. 4.50%, 11/07/2028	1,508,728
	Nasdaq, Inc.
12,925,000	3.85%, 06/30/2026	12,374,504
10,455,000	4.25%, 06/01/2024	10,502,563
	National Rural Utilities Cooperative Finance Corp.
6,625,000	3.25%, 11/01/2025	6,406,303
245,000	3.40%, 11/15/2023	243,194
	Navient Corp.
1,767,000	5.50%, 01/25/2023	1,735,141
365,000	5.63%, 08/01/2033	296,811
2,456,000	5.88%, 10/25/2024	2,314,780
965,000	6.13%, 03/25/2024	938,463
1,816,000	6.50%, 06/15/2022	1,847,780
1,422,000	7.25%, 09/25/2023	1,471,770
	Springleaf Finance Corp.
830,000	5.25%, 12/15/2019	838,300
1,250,000	6.13%, 05/15/2022	1,256,250
255,000	6.88%, 03/15/2025	244,163
490,000	7.13%, 03/15/2026	464,275
1,610,000	7.75%, 10/01/2021	1,700,562
2,815,000	8.25%, 12/15/2020	3,012,050
5,825,000	Synchrony Financial 4.50%, 07/23/2025	5,520,941
3,810,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(2)	3,627,882
400,000	Turkiye Sinai Kalkinma Bankasi AS 5.50%, 01/16/2023(5)	329,680
2,635,000	Vantiv LLC / Vanity Issuer Corp. 4.38%, 11/15/2025(2)	2,486,781
	Visa, Inc.
8,665,000	3.15%, 12/14/2025	8,336,950
3,635,000	4.30%, 12/14/2045	3,594,782

		141,768,932

	Electric - 3.7%
	Abu Dhabi National Energy Co. PJSC
785,000	3.63%, 01/12/2023(5)	765,504
300,000	4.38%, 06/22/2026(5)	292,950
285,000	4.88%, 04/23/2030(2)	282,811
527,000	5.88%, 12/13/2021(5)	557,957
4,430,000	AEP Texas, Inc. 3.80%, 10/01/2047	3,883,359
2,565,000	AEP Transmission Co. LLC 3.10%, 12/01/2026	2,423,300
	AES Corp.
1,525,000	4.00%, 03/15/2021	1,509,750
4,100,000	5.13%, 09/01/2027	4,048,750
13,090,000	Alabama Power Co. 2.45%, 03/30/2022	12,633,734
5,210,000	Baltimore Gas & Electric Co. 3.50%, 11/15/2021	5,197,597
	Berkshire Hathaway Energy Co.
15,710,000	3.25%, 04/15/2028	14,765,277
245,000	3.75%, 11/15/2023	246,348
500,000	5.95%, 05/15/2037	581,368

The accompanying notes are an integral part of these financial statements.

53

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Electric - 3.7% - (continued)
$390,000	Calpine Corp. 5.25%, 06/01/2026(2)	$358,312
6,740,000	CenterPoint Energy, Inc. 2.50%, 09/01/2022	6,434,735
	Centrais Electricas Brasileiras S.A.
1,155,000	5.75%, 10/27/2021(5)	1,159,620
150,000	6.88%, 07/30/2019(5)	152,700
4,840,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	4,509,606
440,000	Comision Federal de Electricidad 4.88%, 01/15/2024(2)	433,624
	Commonwealth Edison Co.
605,000	3.65%, 06/15/2046	532,485
14,120,000	3.70%, 08/15/2028	13,925,585
620,000	4.35%, 11/15/2045	605,753
	Consolidated Edison Co. of New York, Inc.
865,000	4.50%, 12/01/2045	860,798
5,050,000	4.50%, 05/15/2058	4,815,832
5,875,000	4.63%, 12/01/2054	5,724,282
	Dominion Energy, Inc.
11,710,000	3.90%, 10/01/2025	11,423,193
5,145,000	4.25%, 06/01/2028	5,119,275
3,390,000	7.00%, 06/15/2038	4,179,192
	DTE Energy Co.
4,150,000	3.80%, 03/15/2027	4,009,565
245,000	3.85%, 12/01/2023	244,055
	Duke Energy Carolinas LLC
3,225,000	2.50%, 03/15/2023	3,090,758
9,845,000	2.95%, 12/01/2026	9,265,292
3,270,000	3.75%, 06/01/2045	2,913,566
3,305,000	3.88%, 03/15/2046	3,011,573
3,000,000	5.30%, 02/15/2040	3,329,145
	Duke Energy Corp.
4,000,000	2.65%, 09/01/2026	3,578,617
250,000	3.55%, 09/15/2021	249,838
3,000,000	3.95%, 10/15/2023	3,021,650
	Duke Energy Progress LLC
2,060,000	4.10%, 05/15/2042	1,936,453
1,940,000	4.15%, 12/01/2044	1,844,613
6,845,000	4.20%, 08/15/2045	6,512,359
2,730,000	4.38%, 03/30/2044	2,684,262
214,000	Edison International 2.95%, 03/15/2023	203,551
	Emera U.S. Finance L.P.
255,000	2.70%, 06/15/2021	247,228
1,755,000	4.75%, 06/15/2046	1,641,213
25,000,000	Enel Finance International N.V. 3.50%, 04/06/2028(2)	21,008,611
	Entergy Corp.
1,930,000	2.95%, 09/01/2026	1,747,521
245,000	4.00%, 07/15/2022	246,398
2,775,000	Eversource Energy 2.80%, 05/01/2023	2,668,988
2,105,000	Exelon Corp. 3.40%, 04/15/2026	1,980,838
8,560,000	FirstEnergy Corp. 7.38%, 11/15/2031	10,814,867
	FirstEnergy Transmission LLC
7,260,000	4.35%, 01/15/2025(2)	7,285,837
2,790,000	5.45%, 07/15/2044(2)	2,962,505
	Fortis, Inc.
4,960,000	2.10%, 10/04/2021	4,733,571
7,060,000	3.06%, 10/04/2026	6,382,204
4,570,000	Georgia Power Co. 2.40%, 04/01/2021	4,451,957
	Infraestructura Energetica Nova S.A.B. de C.V.
4,150,000	3.75%, 01/14/2028(2)	3,672,750
5,190,000	4.88%, 01/14/2048(2)	4,370,655
7,155,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	6,907,182
3,270,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(2)(5)	3,098,456
	ITC Holdings Corp.
7,280,000	2.70%, 11/15/2022	6,960,567
6,355,000	3.25%, 06/30/2026	5,943,464

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Electric - 3.7% - (continued)
$255,000	Kansas City Power & Light Co. 3.15%, 03/15/2023	$247,928
4,400,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(2)	4,313,497
2,598,000	MidAmerican Energy Co. 4.40%, 10/15/2044	2,588,227
1,130,000	Minejesa Capital B.V. 4.63%, 08/10/2030(5)	994,332
255,000	NextEra Energy Capital Holdings, Inc. 2.80%, 01/15/2023	244,637
380,000	NextEra Energy Operating Partners L.P. 4.25%, 09/15/2024(2)	361,000
	Oncor Electric Delivery Co. LLC
5,666,000	2.95%, 04/01/2025	5,392,808
3,915,000	4.10%, 06/01/2022	3,989,900
	Pacific Gas & Electric Co.
12,005,000	2.95%, 03/01/2026	10,652,460
9,110,000	3.30%, 12/01/2027	8,111,335
2,090,000	3.40%, 08/15/2024	1,976,942
6,000,000	3.50%, 06/15/2025	5,587,580
2,143,000	3.75%, 02/15/2024	2,075,864
656,000	3.75%, 08/15/2042	520,232
1,770,000	3.95%, 12/01/2047	1,426,376
842,000	4.25%, 03/15/2046	715,029
12,182,000	4.30%, 03/15/2045	10,447,205
251,000	4.45%, 04/15/2042	219,964
2,400,000	6.05%, 03/01/2034	2,569,810
3,500,000	PacifiCorp 4.10%, 02/01/2042	3,316,499
9,625,000	PECO Energy Co. 3.90%, 03/01/2048	8,856,388
7,975,000	Pennsylvania Electric Co. 3.25%, 03/15/2028(2)	7,317,239
	Perusahaan Listrik Negara PT
850,000	5.45%, 05/21/2028(2)	841,002
980,000	6.15%, 05/21/2048(2)	953,534
2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	2,581,052
250,000	PPL Capital Funding, Inc. 3.40%, 06/01/2023	243,414
1,930,000	Public Service Co. of Colorado 3.60%, 09/15/2042	1,723,405
230,000	Puget Energy, Inc. 5.63%, 07/15/2022	242,053
4,770,000	San Diego Gas & Electric Co. 3.60%, 09/01/2023	4,770,686
	SCANA Corp.
5,000,000	4.13%, 02/01/2022(3)	4,931,024
635,000	4.75%, 05/15/2021(3)	638,436
9,647,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	8,822,610
	South Carolina Electric & Gas Co.
6,310,000	3.50%, 08/15/2021	6,295,954
5,745,000	4.10%, 06/15/2046	5,096,281
8,870,000	4.25%, 08/15/2028	8,798,450
1,930,000	5.30%, 05/15/2033	2,015,433
	Southern California Edison Co.
565,000	3.70%, 08/01/2025	561,678
353,000	3.90%, 03/15/2043	315,819
131,000	4.00%, 04/01/2047	119,422
6,361,000	4.13%, 03/01/2048	5,897,465
1,300,000	5.55%, 01/15/2037	1,435,030
220,000	6.00%, 01/15/2034	252,240
1,010,000	6.05%, 03/15/2039	1,178,972
	Southern Co.
20,545,000	2.75%, 06/15/2020	20,321,307
7,055,000	2.95%, 07/01/2023	6,735,979
3,000,000	3.25%, 07/01/2026	2,785,096
5,005,000	4.40%, 07/01/2046	4,598,621
589,800	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(2)	529,919
3,050,000	State Grid Overseas Investment Ltd. 4.25%, 05/02/2028(2)	3,016,315

The accompanying notes are an integral part of these financial statements.

54

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.5% - (continued)
		Electric - 3.7% - (continued)
	$410,000	Vistra Operations Co. LLC 5.50%, 09/01/2026(2)	$403,850

			428,474,105

		Electrical Components & Equipment - 0.0%
EUR	1,955,000	Energizer Gamma Acquisition B.V. 4.63%, 07/15/2026(2)	2,267,475

		Electronics - 0.0%
	$250,000	Avnet, Inc. 3.75%, 12/01/2021	249,360
	250,000	Keysight Technologies, Inc. 3.30%, 10/30/2019	249,633

			498,993

		Energy-Alternate Sources - 0.0%
	800,000	Azure Power Energy Ltd. 5.50%, 11/03/2022(5)	750,880
	465,000	Greenko Dutch B.V. 4.88%, 07/24/2022(5)	437,240
	400,000	TerraForm Power Operating LLC 5.00%, 01/31/2028(2)	357,500

			1,545,620

		Engineering & Construction - 0.2%
	12,570,000	Fluor Corp. 4.25%, 09/15/2028	12,029,959
	470,000	Hacienda Investments Ltd. Via DME Airport DAC 5.08%, 02/15/2023(5)	445,560
		Mexico City Airport Trust
	6,650,000	3.88%, 04/30/2028(2)	5,374,530
	2,560,000	5.50%, 07/31/2047(2)	2,048,000

			19,898,049

		Entertainment - 0.2%
	3,043,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(2)	2,831,892
	7,101,000	Discovery Communications LLC 2.80%, 06/15/2020(2)	7,012,380
		Eldorado Resorts, Inc.
	2,045,000	6.00%, 04/01/2025	2,019,438
	405,000	6.00%, 09/15/2026(2)	396,657
		GLP Capital L.P. / GLP Financing II, Inc.
	7,610,000	5.30%, 01/15/2029	7,476,825
	235,000	5.38%, 11/01/2023	241,091
	3,060,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(2)	3,224,475
	4,885,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(2)	4,543,050

			27,745,808

		Environmental Control - 0.0%
	245,000	Republic Services, Inc. 3.55%, 06/01/2022	244,179
	3,440,000	Tervita Escrow Corp. 7.63%, 12/01/2021(2)	3,491,600
	1,170,000	Waste Pro USA, Inc. 5.50%, 02/15/2026(2)	1,108,575

			4,844,354

		Food - 0.9%
		Conagra Brands, Inc.
	750,000	4.30%, 05/01/2024	752,136
	1,880,000	4.60%, 11/01/2025	1,883,188
	8,895,000	5.30%, 11/01/2038	8,615,095
	6,705,000	Danone S.A. 2.59%, 11/02/2023(2)	6,304,760
	9,390,000	JM Smucker Co. 3.38%, 12/15/2027	8,609,058
		Kraft Heinz Foods Co.
	10,830,000	3.00%, 06/01/2026	9,665,181
	4,115,000	3.95%, 07/15/2025	3,978,685
	18,925,000	4.00%, 06/15/2023	18,824,307
	8,460,000	4.38%, 06/01/2046	7,038,741
	12,675,000	4.63%, 01/30/2029	12,362,392
	1,870,000	5.00%, 07/15/2035	1,772,133
	265,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(2)	244,794
	12,615,000	Nestle Holdings, Inc. 3.35%, 09/24/2023(2)	12,530,193

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Food - 0.9% - (continued)
	Post Holdings, Inc.
$3,275,000	5.00%, 08/15/2026(2)	$3,021,187
1,320,000	5.63%, 01/15/2028(2)	1,241,196
1,820,000	5.75%, 03/01/2027(2)	1,738,100
	Sysco Corp.
3,140,000	3.30%, 07/15/2026	2,939,498
960,000	4.50%, 04/01/2046	899,267
	TreeHouse Foods, Inc.
2,340,000	4.88%, 03/15/2022	2,310,750
605,000	6.00%, 02/15/2024(2)(3)	603,488

		105,334,149

	Food Service - 0.0%
525,000	Arcos Dorados Holdings, Inc. 5.88%, 04/04/2027(2)	477,750

	Forest Products & Paper - 0.1%
	International Paper Co.
3,375,000	3.65%, 06/15/2024	3,340,165
2,851,000	4.40%, 08/15/2047	2,451,398
1,869,000	5.00%, 09/15/2035	1,825,068
745,000	7.30%, 11/15/2039	895,586
5,500,000	Suzano Austria GmbH 6.00%, 01/15/2029(2)	5,603,125

		14,115,342

	Gas - 0.3%
365,000	AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.63%, 05/20/2024	350,400
6,310,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	6,418,698
15,000,000	NiSource, Inc. 2.65%, 11/17/2022	14,258,601
	Sempra Energy
8,750,000	2.40%, 02/01/2020	8,644,123
250,000	2.85%, 11/15/2020	246,667
265,000	Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	247,620

		30,166,109

	Healthcare-Products - 0.9%
	Abbott Laboratories
2,905,000	2.90%, 11/30/2021	2,854,598
6,550,000	4.75%, 11/30/2036	6,676,913
	Becton Dickinson and Co.
23,605,000	2.89%, 06/06/2022	22,828,611
18,325,000	3.36%, 06/06/2024	17,509,885
	Boston Scientific Corp.
7,000,000	3.38%, 05/15/2022	6,905,971
15,095,000	4.00%, 03/01/2028	14,755,474
4,975,000	Covidien International Finance S.A. 4.20%, 06/15/2020	5,048,999
11,038,000	Medtronic, Inc. 4.38%, 03/15/2035	10,993,514
4,720,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(2)	4,613,800
4,690,000	Stryker Corp. 4.63%, 03/15/2046	4,555,211
4,055,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	3,908,131
250,000	Zimmer Biomet Holdings, Inc. 3.15%, 04/01/2022	243,991

		100,895,098

	Healthcare-Services - 1.6%
10,560,000	Aetna, Inc. 2.80%, 06/15/2023	10,072,263
	Anthem, Inc.
4,760,000	3.13%, 05/15/2022	4,652,722
3,100,000	3.30%, 01/15/2023	3,032,513
3,175,000	3.50%, 08/15/2024	3,080,278
20,420,000	3.65%, 12/01/2027	19,088,054

The accompanying notes are an integral part of these financial statements.

55

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.5% - (continued)
		Healthcare-Services - 1.6% - (continued)
	$2,520,000	4.10%, 03/01/2028	$2,436,212
	6,335,000	4.38%, 12/01/2047	5,727,915
	2,795,000	4.55%, 03/01/2048	2,592,184
	3,315,000	4.63%, 05/15/2042	3,141,534
		Cigna Corp.
	6,445,000	3.05%, 10/15/2027	5,749,161
	4,305,000	3.25%, 04/15/2025	4,054,283
	8,070,000	3.88%, 10/15/2047	6,536,328
	245,000	4.00%, 02/15/2022	246,647
	2,060,000	Coventry Health Care, Inc. 5.45%, 06/15/2021	2,145,073
	250,000	Dignity Health 3.81%, 11/01/2024	246,495
		Halfmoon Parent, Inc.
	13,970,000	4.13%, 11/15/2025(2)	13,807,876
	43,370,000	4.38%, 10/15/2028(2)	42,417,563
	3,335,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	3,464,231
		HCA, Inc.
	360,000	5.00%, 03/15/2024	364,275
	4,115,000	5.38%, 02/01/2025	4,140,719
	1,500,000	5.38%, 09/01/2026	1,488,750
	2,125,000	5.88%, 05/01/2023	2,207,344
	1,627,000	7.50%, 11/15/2095(3)	1,614,797
		Humana, Inc.
	3,555,000	3.85%, 10/01/2024	3,509,708
	14,570,000	3.95%, 03/15/2027	14,124,003
	245,000	Laboratory Corp. of America Holdings 4.00%, 11/01/2023	245,701
		UnitedHealth Group, Inc.
	13,000,000	3.50%, 06/15/2023	12,978,866
	9,685,000	4.63%, 07/15/2035	9,961,115
	1,981,000	6.88%, 02/15/2038	2,567,901
	3,755,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(2)	3,520,312

			189,214,823

		Home Builders - 0.1%
		Beazer Homes USA, Inc.
	830,000	5.88%, 10/15/2027	670,225
	865,000	6.75%, 03/15/2025	759,038
	1,950,000	8.75%, 03/15/2022	1,964,625
		KB Home
	1,450,000	7.00%, 12/15/2021	1,504,375
	1,586,000	8.00%, 03/15/2020	1,659,352
		Lennar Corp.
	385,000	4.75%, 11/15/2022	381,227
	265,000	5.25%, 06/01/2026	253,091
		M/I Homes, Inc.
	1,450,000	5.63%, 08/01/2025	1,334,000
	2,440,000	6.75%, 01/15/2021	2,446,100
	320,000	PulteGroup, Inc. 5.50%, 03/01/2026	313,600
	2,970,000	Taylor Morrison Communities, Inc. 6.63%, 05/15/2022	2,984,850
	380,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	359,100

			14,629,583

		Household Products - 0.0%
	3,480,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,974,900

		Household Products/Wares - 0.1%
EUR	2,380,000	Diamond (BC) B.V. 5.63%, 08/15/2025(2)	2,535,324
		S.C. Johnson & Son, Inc.
	$2,520,000	4.00%, 05/15/2043(2)	2,328,787
	1,840,000	4.75%, 10/15/2046(2)	1,900,903

			6,765,014

		Insurance - 1.5%
	1,905,000	ACE Capital Trust II 9.70%, 04/01/2030	2,651,055

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Insurance - 1.5% - (continued)
	American International Group, Inc.
$555,000	3.88%, 01/15/2035	$475,976
5,180,000	4.70%, 07/10/2035	4,881,479
	Aon plc
4,775,000	3.50%, 06/14/2024	4,641,521
5,480,000	3.88%, 12/15/2025	5,373,296
2,300,000	4.25%, 12/12/2042	2,029,452
11,664,000	4.75%, 05/15/2045	11,232,535
	AXA Equitable Holdings, Inc.
250,000	3.90%, 04/20/2023(2)	247,131
9,440,000	4.35%, 04/20/2028(2)	9,020,230
	Berkshire Hathaway Finance Corp.
9,000,000	4.20%, 08/15/2048	8,581,329
3,460,000	4.40%, 05/15/2042	3,428,038
1,810,000	Brighthouse Financial, Inc. 4.70%, 06/22/2047	1,396,303
9,800,000	CNA Financial Corp. 3.45%, 08/15/2027	8,997,754
	Genworth Holdings, Inc.
205,000	4.80%, 02/15/2024	177,325
900,000	4.90%, 08/15/2023	792,000
770,000	7.20%, 02/15/2021	783,475
1,250,000	7.63%, 09/24/2021	1,271,875
65,000	7.70%, 06/15/2020	66,807
255,000	Loews Corp. 2.63%, 05/15/2023	243,564
	Marsh & McLennan Cos., Inc.
7,485,000	2.75%, 01/30/2022	7,275,650
1,635,000	3.75%, 03/14/2026	1,596,842
3,900,000	4.05%, 10/15/2023	3,927,691
1,008,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(2)	1,500,714
8,334,000	MassMutual Global Funding II 2.50%, 04/13/2022(2)	8,056,461
	Metropolitan Life Global Funding I
15,080,000	2.40%, 01/08/2021(2)	14,757,940
13,735,000	3.00%, 09/19/2027(2)	12,718,701
700,000	MGIC Investment Corp. 5.75%, 08/15/2023	717,500
4,940,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(2)	7,487,376
	New York Life Global Funding
14,915,000	1.95%, 09/28/2020(2)	14,567,777
14,205,000	3.00%, 01/10/2028(2)	13,199,253
1,345,000	Radian Group, Inc. 4.50%, 10/01/2024	1,294,562
3,170,000	Trinity Acquisition plc 4.40%, 03/15/2026	3,132,040
4,230,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(2)	4,145,400
10,435,000	Willis North America, Inc. 3.60%, 05/15/2024	10,039,362

		170,708,414

	Internet - 0.8%
	Alibaba Group Holding Ltd.
18,635,000	3.40%, 12/06/2027	17,010,634
11,585,000	4.00%, 12/06/2037	10,195,177
7,675,000	4.20%, 12/06/2047	6,642,763
	Amazon.com, Inc.
2,910,000	2.80%, 08/22/2024	2,775,252
13,385,000	3.88%, 08/22/2037	12,627,861
5,935,000	4.05%, 08/22/2047	5,517,130
5,535,000	4.95%, 12/05/2044	5,944,998
29,860,000	Tencent Holdings Ltd. 3.60%, 01/19/2028(2)	27,391,722

		88,105,537

	Iron/Steel - 0.4%
	AK Steel Corp.
395,000	6.38%, 10/15/2025(3)	351,550
2,230,000	7.00%, 03/15/2027(3)	1,973,550
1,375,000	7.63%, 10/01/2021	1,373,281
8,070,000	ArcelorMittal 6.13%, 06/01/2025(3)	8,634,900
620,000	JSW Steel Ltd. 5.25%, 04/13/2022(5)	600,625

The accompanying notes are an integral part of these financial statements.

56

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Iron/Steel - 0.4% - (continued)
	Steel Dynamics, Inc.
$3,430,000	4.13%, 09/15/2025	$3,207,050
665,000	5.13%, 10/01/2021	668,325
1,770,000	5.50%, 10/01/2024	1,781,063
	Vale Overseas Ltd.
360,000	4.38%, 01/11/2022	362,156
12,975,000	6.25%, 08/10/2026	13,867,291
3,670,000	6.88%, 11/21/2036	4,074,764
6,415,000	6.88%, 11/10/2039	7,194,423

		44,088,978

	IT Services - 0.3%
	Apple, Inc.
8,650,000	2.90%, 09/12/2027	8,011,820
3,865,000	3.85%, 08/04/2046	3,532,392
2,895,000	4.25%, 02/09/2047	2,813,009
3,990,000	4.38%, 05/13/2045	3,974,778
1,120,000	4.45%, 05/06/2044	1,119,513
9,180,000	4.65%, 02/23/2046	9,469,699
245,000	DXC Technology Co. 4.45%, 09/18/2022	248,781
	Hewlett Packard Enterprise Co.
360,000	4.90%, 10/15/2025	366,107
10,560,000	6.35%, 10/15/2045	10,329,434

		39,865,533

	Lodging - 0.1%
2,480,000	Boyd Gaming Corp. 6.38%, 04/01/2026	2,458,300
770,000	Caesars Entertainment Corp. 5.00%, 10/01/2024	1,099,620
3,895,000	FelCor Lodging L.P. 6.00%, 06/01/2025	4,031,325
2,720,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(2)	2,791,400
2,185,000	Station Casinos LLC 5.00%, 10/01/2025(2)	2,029,340
3,105,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	2,930,344

		15,340,329

	Machinery-Construction & Mining - 0.2%
2,365,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(2)	2,468,469
18,095,000	Caterpillar Financial Services Corp. 2.55%, 11/29/2022	17,450,418

		19,918,887

	Machinery-Diversified - 0.0%
3,270,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	3,523,425

	Media - 3.0%
	21st Century Fox America, Inc.
5,390,000	3.38%, 11/15/2026	5,200,039
240,000	4.00%, 10/01/2023	242,235
3,890,000	4.95%, 10/15/2045	4,131,503
1,177,000	5.40%, 10/01/2043	1,322,270
3,197,000	6.40%, 12/15/2035	3,896,393
520,000	6.65%, 11/15/2037	660,353
	Altice France S.A.
2,545,000	7.38%, 05/01/2026(2)	2,436,049
4,370,000	8.13%, 02/01/2027(2)	4,326,300
2,040,000	Altice Luxembourg S.A. 7.75%, 05/15/2022(2)	1,899,750
	CBS Corp.
16,810,000	2.90%, 06/01/2023(2)	15,870,621
1,140,000	2.90%, 01/15/2027	999,767
9,920,000	3.50%, 01/15/2025	9,365,587
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,695,000	5.13%, 05/01/2023(2)	1,686,525

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Media - 3.0% - (continued)
$1,600,000	5.25%, 09/30/2022	$1,608,000
2,510,000	5.75%, 09/01/2023	2,528,825
205,000	5.75%, 01/15/2024	207,050
1,550,000	5.75%, 02/15/2026(2)	1,534,500
3,030,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(2)	3,021,758
	Charter Communications Operating LLC / Charter Communications Operating Capital
11,845,000	4.20%, 03/15/2028	11,094,156
4,880,000	4.46%, 07/23/2022	4,937,190
10,135,000	4.91%, 07/23/2025	10,178,177
12,510,000	5.38%, 05/01/2047	11,259,561
3,000,000	5.75%, 04/01/2048	2,839,059
8,613,000	6.48%, 10/23/2045	8,743,556
	Comcast Corp.
9,280,000	3.20%, 07/15/2036	7,586,272
5,005,000	3.40%, 07/15/2046	3,947,085
9,100,000	3.95%, 10/15/2025	9,084,957
3,678,000	4.05%, 11/01/2052	3,139,783
15,510,000	4.25%, 10/15/2030	15,297,615
4,530,000	4.40%, 08/15/2035	4,305,099
5,850,000	4.60%, 10/15/2038	5,723,995
5,000,000	4.60%, 08/15/2045	4,779,753
4,080,000	4.95%, 10/15/2058	3,995,235
975,000	5.65%, 06/15/2035	1,062,765
446,000	7.05%, 03/15/2033	548,974
	Cox Communications, Inc.
1,330,000	2.95%, 06/30/2023(2)	1,266,815
13,234,000	3.15%, 08/15/2024(2)	12,507,611
10,479,000	4.50%, 06/30/2043(2)	8,673,831
2,286,000	4.70%, 12/15/2042(2)	1,935,281
7,875,000	4.80%, 02/01/2035(2)	7,088,033
2,604,000	6.45%, 12/01/2036(2)	2,757,655
465,000	CSC Holdings LLC 5.38%, 02/01/2028(2)	438,262
	Discovery Communications LLC
6,087,000	3.95%, 06/15/2025(2)	5,851,194
480,000	4.38%, 06/15/2021	486,629
2,443,000	4.88%, 04/01/2043	2,158,723
8,995,000	5.20%, 09/20/2047	8,319,360
	DISH DBS Corp.
880,000	5.00%, 03/15/2023	770,000
1,225,000	5.88%, 07/15/2022	1,157,625
425,000	5.88%, 11/15/2024	361,250
2,535,000	6.75%, 06/01/2021	2,560,350
1,260,000	7.88%, 09/01/2019	1,297,548
470,000	Globo Comunicacao e Participacoes S.A. 4.84%, 06/08/2025(5)	442,975
	Gray Television, Inc.
2,160,000	5.13%, 10/15/2024(2)(3)	2,049,300
630,000	5.88%, 07/15/2026(2)	604,605
2,350,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,455,750
690,000	Quebecor Media, Inc. 5.75%, 01/15/2023	691,725
	Sinclair Television Group, Inc.
570,000	5.13%, 02/15/2027(2)(3)	513,000
925,000	5.88%, 03/15/2026(2)	881,062
995,000	6.13%, 10/01/2022	1,004,950
16,875,000	Sky plc 3.13%, 11/26/2022(2)	16,489,585
	TEGNA, Inc.
2,305,000	4.88%, 09/15/2021(2)	2,293,475
1,285,000	5.50%, 09/15/2024(2)(3)	1,283,394
1,980,000	6.38%, 10/15/2023	2,024,550
	Time Warner Cable LLC
540,000	4.00%, 09/01/2021	539,973
1,875,000	4.50%, 09/15/2042	1,507,088
1,300,000	5.50%, 09/01/2041	1,184,598

The accompanying notes are an integral part of these financial statements.

57

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Media - 3.0% - (continued)
$10,340,000	5.88%, 11/15/2040	$9,850,743
2,825,000	6.75%, 06/15/2039	2,955,706
535,000	8.75%, 02/14/2019	543,257
1,565,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	1,900,955
2,735,000	Tribune Media Co. 5.88%, 07/15/2022	2,769,187
	Viacom, Inc.
21,740,000	4.25%, 09/01/2023	21,705,898
8,205,000	4.38%, 03/15/2043	6,714,626
14,150,000	4.85%, 12/15/2034	13,035,096
375,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(1)	360,281
1,320,000	Videotron Ltd. 5.00%, 07/15/2022	1,318,350
	Warner Media LLC
10,175,000	3.60%, 07/15/2025	9,627,834
5,545,000	3.88%, 01/15/2026	5,311,978
245,000	4.05%, 12/15/2023	245,654
6,545,000	5.35%, 12/15/2043	6,160,328
1,740,000	WMG Acquisition Corp. 5.50%, 04/15/2026(2)	1,696,500
410,000	Ziggo B.V 5.50%, 01/15/2027(2)	376,175

		345,629,522

	Metal Fabricate/Hardware - 0.0%
	Novelis Corp.
1,045,000	5.88%, 09/30/2026(2)	984,912
2,810,000	6.25%, 08/15/2024(2)	2,781,900
630,000	TriMas Corp. 4.88%, 10/15/2025(2)	595,558

		4,362,370

	Mining - 0.5%
1,115,000	Alcoa Nederland Holding B.V. 6.13%, 05/15/2028(2)	1,112,213
	Anglo American Capital plc
3,540,000	4.00%, 09/11/2027(2)	3,224,253
6,711,000	4.13%, 09/27/2022(2)	6,691,462
3,300,000	4.50%, 03/15/2028(2)	3,106,241
7,875,000	4.75%, 04/10/2027(2)	7,582,238
1,825,000	BHP Billiton Finance USA Ltd. 5.00%, 09/30/2043	1,964,998
2,640,000	Constellium N.V. 5.88%, 02/15/2026(2)	2,461,800
	Corp. Nacional del Cobre de Chile
3,580,000	3.63%, 08/01/2027(2)	3,330,725
445,000	4.50%, 08/13/2023(2)	451,665
	First Quantum Minerals Ltd.
1,100,000	6.88%, 03/01/2026(2)	951,500
1,410,000	7.00%, 02/15/2021(2)	1,378,557
290,000	7.25%, 04/01/2023(2)	267,888
1,010,000	7.50%, 04/01/2025(2)	901,425
380,000	Freeport-McMoRan, Inc. 4.55%, 11/14/2024	351,975
	Glencore Finance Canada Ltd.
330,000	5.55%, 10/25/2042(2)	311,153
5,030,000	6.00%, 11/15/2041(2)	5,050,573
12,640,000	Glencore Funding LLC 4.00%, 03/27/2027(2)	11,622,864
1,940,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,942,425
	New Gold, Inc.
155,000	6.25%, 11/15/2022(2)	134,850
1,530,000	6.38%, 05/15/2025(2)	1,225,912
6,563,000	Southern Copper Corp. 5.88%, 04/23/2045	6,840,140

		60,904,857

	Miscellaneous Manufacturing - 0.2%
3,405,000	Bombardier, Inc. 6.13%, 01/15/2023(2)	3,362,438
	General Electric Co.
380,000	4.13%, 10/09/2042	313,466
6,790,000	4.50%, 03/11/2044	5,856,137

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Miscellaneous Manufacturing - 0.2% - (continued)
$13,030,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	$12,847,877

		22,379,918

	Office/Business Equipment - 0.1%
1,495,000	CDW LLC / CDW Finance Corp. 5.00%, 09/01/2023	1,487,525
	Pitney Bowes, Inc.
570,000	4.63%, 03/15/2024(3)	500,830
5,965,000	4.70%, 04/01/2023	5,301,394

		7,289,749

	Oil & Gas - 2.1%
	Anadarko Petroleum Corp.
1,250,000	4.50%, 07/15/2044	1,092,587
4,475,000	6.45%, 09/15/2036	4,846,374
7,041,000	6.60%, 03/15/2046	7,785,758
3,865,000	BG Energy Capital plc 4.00%, 10/15/2021(2)	3,909,712
4,230,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	4,314,600
260,000	Borets Finance DAC 6.50%, 04/07/2022(5)	253,716
	BP Capital Markets plc
8,835,000	3.22%, 11/28/2023	8,607,831
2,840,000	3.81%, 02/10/2024	2,846,533
1,560,000	California Resources Corp. 8.00%, 12/15/2022(2)	1,388,400
	Canadian Natural Resources Ltd.
2,080,000	2.95%, 01/15/2023	2,002,198
11,250,000	3.85%, 06/01/2027	10,659,915
4,626,000	3.90%, 02/01/2025	4,492,725
	Chesapeake Energy Corp.
2,430,000	7.00%, 10/01/2024	2,378,362
1,575,000	7.50%, 10/01/2026(3)	1,543,500
9,789,000	Cimarex Energy Co. 3.90%, 05/15/2027	9,123,862
3,610,000	CNOOC Finance 2013 Ltd. 3.00%, 05/09/2023	3,446,510
	Continental Resources, Inc.
1,570,000	3.80%, 06/01/2024	1,516,450
391,000	4.50%, 04/15/2023	391,692
442,000	5.00%, 09/15/2022	446,345
	Devon Energy Corp.
1,390,000	5.00%, 06/15/2045	1,283,652
3,695,000	5.60%, 07/15/2041	3,671,605
1,695,000	Ecopetrol S.A. 5.88%, 09/18/2023	1,772,123
245,000	EnCana Corp. 3.90%, 11/15/2021	244,739
2,055,000	Energen Corp. 4.63%, 09/01/2021	2,049,862
4,680,000	Eni S.p.A. 4.75%, 09/12/2028(2)	4,452,065
3,075,000	EOG Resources, Inc. 3.90%, 04/01/2035	2,878,137
255,000	EQT Corp. 3.00%, 10/01/2022	244,518
	Gazprom OAO Via Gaz Capital S.A.
495,000	3.85%, 02/06/2020(5)	492,070
1,625,000	9.25%, 04/23/2019(5)	1,662,928
	Hess Corp.
12,185,000	4.30%, 04/01/2027	11,427,157
1,445,000	6.00%, 01/15/2040	1,423,410
1,325,000	7.30%, 08/15/2031	1,488,413
700,000	7.88%, 10/01/2029	812,370
870,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.38%, 06/01/2028(2)	882,615
1,455,000	Jagged Peak Energy LLC 5.88%, 05/01/2026(2)	1,418,625
	KazMunayGas National Co. JSC
1,310,000	4.75%, 04/19/2027(5)	1,280,863
860,000	6.38%, 10/24/2048(2)	872,551
3,470,000	Kerr-McGee Corp. 6.95%, 07/01/2024	3,884,308
17,090,000	Marathon Petroleum Corp. 3.80%, 04/01/2028(2)	15,963,041
1,560,000	Matador Resources Co. 5.88%, 09/15/2026(2)	1,524,900

The accompanying notes are an integral part of these financial statements.

58

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Oil & Gas - 2.1% - (continued)
	MEG Energy Corp.
$2,360,000	6.38%, 01/30/2023(2)	$2,277,400
1,485,000	6.50%, 01/15/2025(2)	1,536,975
690,000	7.00%, 03/31/2024(2)	677,925
	Noble Energy, Inc.
27,195,000	3.85%, 01/15/2028	24,934,555
2,020,000	8.00%, 04/01/2027	2,334,049
	Petrobras Global Finance B.V.
4,760,000	5.75%, 02/01/2029	4,392,766
1,105,000	6.00%, 01/27/2028	1,048,645
	Petroleos Mexicanos
3,245,000	5.35%, 02/12/2028(5)	2,890,970
1,467,000	6.35%, 02/12/2048(2)	1,217,317
3,965,000	6.50%, 03/13/2027	3,838,120
4,155,000	6.50%, 01/23/2029(2)	3,976,335
3,790,000	6.75%, 09/21/2047	3,252,957
110,000	6.88%, 08/04/2026	109,560
1,001,000	Pioneer Natural Resources Co. 7.20%, 01/15/2028	1,179,401
	QEP Resources, Inc.
4,385,000	5.25%, 05/01/2023	4,198,637
435,000	5.63%, 03/01/2026(3)	409,444
230,000	6.80%, 03/01/2020	236,900
	Shell International Finance B.V.
4,610,000	4.38%, 05/11/2045	4,539,107
3,250,000	4.55%, 08/12/2043	3,279,132
11,750,000	Sinopec Group Overseas Development 2018 Ltd. 4.13%, 09/12/2025(2)	11,539,851
	SM Energy Co.
2,550,000	5.00%, 01/15/2024	2,428,875
355,000	6.13%, 11/15/2022	359,438
1,000,000	6.63%, 01/15/2027	1,005,000
520,000	Southwestern Energy Co. 6.20%, 01/23/2025	505,700
	State Oil Co. of the Azerbaijan Republic
725,000	4.75%, 03/13/2023(5)	715,640
220,000	6.95%, 03/18/2030(5)	233,302
4,520,000	Statoil ASA 2.65%, 01/15/2024	4,310,721
	Suncor Energy, Inc.
5,000,000	3.60%, 12/01/2024	4,910,157
4,235,000	4.00%, 11/15/2047	3,799,982
1,366,000	Tullow Oil plc 6.25%, 04/15/2022(2)(3)	1,363,268
	Valero Energy Corp.
3,998,000	3.40%, 09/15/2026	3,688,203
5,000,000	4.35%, 06/01/2028	4,880,382
844,000	4.90%, 03/15/2045	805,184
1,380,000	6.63%, 06/15/2037	1,580,198
2,705,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(2)	2,522,412
	WPX Energy, Inc.
1,020,000	5.25%, 09/15/2024	1,007,250
410,000	5.75%, 06/01/2026	407,950
894,000	6.00%, 01/15/2022	914,115
1,240,000	8.25%, 08/01/2023	1,393,450
	YPF S.A.
1,017,000	6.95%, 07/21/2027(2)	859,568
1,025,000	7.00%, 12/15/2047(2)	777,155
925,000	8.50%, 07/28/2025(5)	876,206
830,000	8.75%, 04/04/2024(2)	817,550

		248,808,774

	Oil & Gas Services - 0.0%
340,000	Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(2)	351,475
	Weatherford International Ltd.
445,000	5.95%, 04/15/2042	287,025

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Oil & Gas Services - 0.0% - (continued)
$1,180,000	6.50%, 08/01/2036	$784,700
800,000	7.00%, 03/15/2038(3)	540,000

		1,963,200

	Packaging & Containers - 0.2%
3,780,000	ARD Finance S.A. (PIK 7.88%) 7.13%, 09/15/2023(4)	3,664,237
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
200,000	4.63%, 05/15/2023(2)	194,500
1,115,000	6.00%, 02/15/2025(2)	1,045,313
570,000	7.25%, 05/15/2024(2)	572,850
2,055,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026(2)(3)	1,939,406
2,855,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(2)	2,669,425
365,000	Graphic Packaging International LLC 4.75%, 04/15/2021	365,000
2,665,000	Multi-Color Corp. 4.88%, 11/01/2025(2)	2,438,475
820,000	OI European Group B.V. 4.00%, 03/15/2023(2)	767,725
	Owens-Brockway Glass Container, Inc.
1,610,000	5.88%, 08/15/2023(2)	1,603,963
2,710,000	6.38%, 08/15/2025(2)	2,723,550
2,185,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(2)	1,999,275
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
3,240,000	5.13%, 07/15/2023(2)	3,167,100
1,155,000	7.00%, 07/15/2024(2)	1,155,722
365,000	Sealed Air Corp. 4.88%, 12/01/2022(2)	361,350

		24,667,891

	Pharmaceuticals - 2.2%
4,245,000	Abbott Laboratories 2.55%, 03/15/2022	4,106,224
	AbbVie, Inc.
260,000	2.85%, 05/14/2023	248,500
5,000,000	3.20%, 05/14/2026	4,576,133
10,000,000	4.25%, 11/14/2028	9,639,468
6,105,000	4.88%, 11/14/2048	5,644,227
	Allergan Funding SCS
12,690,000	3.45%, 03/15/2022	12,479,539
3,275,000	3.80%, 03/15/2025	3,155,753
15,125,000	AstraZeneca plc 3.38%, 11/16/2025	14,371,468
	Bausch Health Cos., Inc.
4,800,000	5.50%, 03/01/2023(2)	4,548,000
6,510,000	5.88%, 05/15/2023(2)	6,208,912
1,970,000	6.13%, 04/15/2025(2)	1,811,809
255,000	7.00%, 03/15/2024(2)	267,033
360,000	9.00%, 12/15/2025(2)	375,300
390,000	Baxalta, Inc. 3.60%, 06/23/2022	386,360
	Bayer U.S. Finance LLC
270,000	2.85%, 04/15/2025(2)	242,815
2,900,000	4.20%, 07/15/2034(2)	2,569,536
8,075,000	4.25%, 12/15/2015(2)	7,932,327
	Cardinal Health, Inc.
255,000	2.62%, 06/15/2022	243,756
4,505,000	3.50%, 11/15/2024	4,295,038
1,495,000	4.37%, 06/15/2047	1,253,895
535,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(2)	501,563
	CVS Health Corp.
18,425,000	3.13%, 03/09/2020	18,382,752
5,000,000	3.70%, 03/09/2023	4,933,150
17,840,000	4.10%, 03/25/2025	17,624,273
6,500,000	4.30%, 03/25/2028	6,338,967
11,570,000	4.78%, 03/25/2038	11,132,779
14,680,000	5.05%, 03/25/2048	14,313,898
	Elanco Animal Health, Inc.
7,905,000	3.91%, 08/27/2021(2)	7,904,940
6,925,000	4.27%, 08/28/2023(2)	6,893,154

The accompanying notes are an integral part of these financial statements.

59

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Pharmaceuticals - 2.2% - (continued)
	Endo Dac / Endo Finance LLC / Endo Finco, Inc.
$2,470,000	6.00%, 07/15/2023(2)	$2,124,200
2,200,000	6.00%, 02/01/2025(2)	1,842,500
10,000,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	9,909,375
6,420,000	Johnson & Johnson 3.63%, 03/03/2037	5,948,462
260,000	McKesson Corp. 2.85%, 03/15/2023	247,994
4,040,000	Merck & Co., Inc. 3.70%, 02/10/2045	3,668,723
	Mylan N.V.
2,655,000	3.75%, 12/15/2020	2,654,831
3,000,000	3.95%, 06/15/2026	2,752,816
7,445,000	5.25%, 06/15/2046	6,412,572
	Mylan, Inc.
6,700,000	4.55%, 04/15/2028(2)	6,199,661
8,770,000	5.20%, 04/15/2048(2)	7,465,989
450,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	444,311
	Pfizer, Inc.
4,525,000	4.00%, 12/15/2036(3)	4,339,430
1,000,000	4.30%, 06/15/2043	972,458
1,450,000	7.20%, 03/15/2039	1,954,789
18,890,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	18,148,627
1,775,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	1,723,969
	Teva Pharmaceutical Finance Netherlands B.V.
730,000	2.80%, 07/21/2023	644,470
910,000	3.15%, 10/01/2026	741,626
1,130,000	6.75%, 03/01/2028	1,155,388
255,000	Zoetis, Inc. 3.25%, 02/01/2023	249,773

		251,983,533

	Pipelines - 2.1%
1,355,000	Abu Dhabi Crude Oil Pipeline LLC 3.65%, 11/02/2029(2)	1,251,803
	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp.
4,600,000	3.50%, 12/01/2022	4,491,071
8,795,000	4.25%, 12/01/2027	8,370,277
	Cheniere Corpus Christi Holdings LLC
1,600,000	5.13%, 06/30/2027	1,568,000
1,350,000	5.88%, 03/31/2025	1,390,500
380,000	DCP Midstream Operating L.P. 3.88%, 03/15/2023	364,800
	Enbridge, Inc.
2,460,000	3.70%, 07/15/2027	2,311,564
770,000	3 mo. USD LIBOR + 3.641%, 6.25%, 03/01/2078(1)	720,501
	Energy Transfer Equity L.P.
70,000	4.25%, 03/15/2023	69,300
2,225,000	5.50%, 06/01/2027	2,261,824
425,000	7.50%, 10/15/2020	449,969
	Energy Transfer Partners L.P.
3,975,000	4.20%, 09/15/2023	3,955,651
2,275,000	4.90%, 03/15/2035	2,031,157
1,190,000	5.15%, 03/15/2045	1,049,707
940,000	6.05%, 06/01/2041	923,843
265,000	7.50%, 07/01/2038	305,532
	Enterprise Products Operating LLC
730,000	4.45%, 02/15/2043	667,837
5,650,000	4.80%, 02/01/2049	5,434,296
1,516,000	4.85%, 08/15/2042	1,462,047
3,310,000	4.85%, 03/15/2044	3,182,492
1,025,000	5.10%, 02/15/2045	1,018,535
1,300,000	5.95%, 02/01/2041	1,421,346

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Pipelines - 2.1% - (continued)
	EQT Midstream Partners L.P.
$13,485,000	4.75%, 07/15/2023	$13,621,248
6,920,000	5.50%, 07/15/2028	6,903,819
	Kinder Morgan Energy Partners L.P.
1,930,000	4.25%, 09/01/2024	1,932,070
1,475,000	4.30%, 05/01/2024	1,478,116
3,155,000	5.80%, 03/15/2035	3,275,020
380,000	Kinder Morgan, Inc. 5.30%, 12/01/2034	376,377
	MPLX L.P.
5,980,000	4.50%, 04/15/2038	5,328,430
6,900,000	4.90%, 04/15/2058	6,023,346
255,000	NuStar Logistics L.P. 4.75%, 02/01/2022	252,131
3,110,000	Peru LNG Srl 5.38%, 03/22/2030(2)	3,075,790
255,000	Plains All American Pipeline L.P. 3.85%, 10/15/2023	247,873
	Sabine Pass Liquefaction LLC
5,670,000	5.00%, 03/15/2027	5,696,403
16,845,000	5.63%, 03/01/2025	17,585,569
4,850,000	5.88%, 06/30/2026	5,148,873
1,394,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(2)	1,495,313
6,450,000	Spectra Energy Partners L.P. 3.38%, 10/15/2026	5,981,184
5,100,000	Sunoco Logistics Partners Operations L.P. 5.30%, 04/01/2044	4,570,823
1,145,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023(2)	1,132,834
14,465,000	TC PipeLines L.P. 3.90%, 05/25/2027	13,450,767
	Texas Eastern Transmission L.P.
255,000	2.80%, 10/15/2022(2)	244,203
6,195,000	3.50%, 01/15/2028(2)	5,808,534
	TransCanada PipeLines Ltd.
11,675,000	4.25%, 05/15/2028	11,430,982
6,665,000	5.10%, 03/15/2049	6,644,080
1,080,000	6.20%, 10/15/2037	1,203,137
365,000	Transcanada Trust 3 mo. USD LIBOR + 4.640%, 5.88%, 08/15/2076(1)	359,306
1,600,000	Transcontinental Gas Pipe Line Co. LLC 4.00%, 03/15/2028	1,533,710
1,395,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(2)	1,402,115
	Valero Energy Partners L.P.
16,790,000	4.38%, 12/15/2026	16,513,158
8,795,000	4.50%, 03/15/2028	8,665,612
	Western Gas Partners L.P.
5,980,000	4.50%, 03/01/2028	5,692,037
1,530,000	4.75%, 08/15/2028	1,467,761
13,731,000	5.30%, 03/01/2048	12,004,568
2,055,000	5.50%, 08/15/2048	1,836,531
	Williams Cos., Inc.
15,635,000	3.75%, 06/15/2027	14,558,350
1,160,000	4.30%, 03/04/2024	1,158,317
5,155,000	4.50%, 11/15/2023	5,227,107
970,000	5.40%, 03/04/2044	933,260
2,750,000	6.30%, 04/15/2040	2,921,417

		241,882,223

	Real Estate - 0.0%
825,000	Alpha Star Holding V Ltd. 6.63%, 04/18/2023(5)	763,257
1,355,000	Country Garden Holdings Co., Ltd. 4.75%, 01/17/2023(5)	1,134,703
455,000	Longfor Properties Co., Ltd. 3.88%, 07/13/2022(5)	428,784
2,155,000	Shimao Property Holdings Ltd. 4.75%, 07/03/2022(5)	1,914,683

		4,241,427

The accompanying notes are an integral part of these financial statements.

60

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Real Estate Investment Trusts - 0.3%
$9,510,000	American Tower Corp. 2.25%, 01/15/2022	$9,063,405
245,000	Boston Properties L.P. 3.85%, 02/01/2023	244,813
260,000	Brixmor Operating Partnership L.P. 3.25%, 09/15/2023	248,848
	Crown Castle International Corp.
11,225,000	3.15%, 07/15/2023	10,773,143
13,745,000	3.20%, 09/01/2024	12,980,915
360,000	HCP, Inc. 4.25%, 11/15/2023	357,817
410,000	Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026(2)	377,200
265,000	Iron Mountain, Inc. 5.25%, 03/15/2028(2)	237,837
255,000	Kimco Realty Corp. 3.13%, 06/01/2023	244,543
240,000	Realty Income Corp. 4.65%, 08/01/2023	248,088
250,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	244,870
360,000	VEREIT Operating Partnership L.P. 4.60%, 02/06/2024	360,170

		35,381,649

	Retail - 1.1%
6,890,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(2)	6,459,375
1,675,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(2)(3)	1,503,312
	CVS Health Corp.
6,460,000	2.13%, 06/01/2021	6,226,173
5,330,000	2.75%, 12/01/2022	5,094,143
9,435,000	5.13%, 07/20/2045	9,254,601
	CVS Pass-Through Trust
12,403	6.04%, 12/10/2028	13,135
27,677	6.94%, 01/10/2030	30,932
	Ferrellgas L.P. / Ferrellgas Finance Corp.
466,000	6.50%, 05/01/2021	417,070
1,470,000	6.75%, 01/15/2022(3)	1,275,225
1,112,000	6.75%, 06/15/2023(3)	959,100
	Home Depot, Inc.
7,787,000	3.50%, 09/15/2056	6,302,329
1,265,000	4.88%, 02/15/2044	1,332,066
9,050,000	5.88%, 12/16/2036	10,588,299
450,000	L Brands, Inc. 5.25%, 02/01/2028(3)	383,760
	Lowe’s Cos., Inc.
4,715,000	3.70%, 04/15/2046	4,067,368
5,365,000	4.05%, 05/03/2047	4,843,715
	McDonald’s Corp.
5,000,000	3.35%, 04/01/2023	4,917,412
7,180,000	4.45%, 03/01/2047	6,714,632
9,030,000	4.60%, 05/26/2045	8,628,796
5,000,000	6.30%, 10/15/2037	5,891,332
1,720,000	PetSmart, Inc. 5.88%, 06/01/2025(2)	1,341,600
250,000	QVC, Inc. 3.13%, 04/01/2019	249,480
2,930,000	Staples, Inc. 8.50%, 09/15/2025(2)	2,651,650
12,605,000	Starbucks Corp. 3.80%, 08/15/2025	12,233,725
5,805,000	United Rentals North America, Inc. 4.88%, 01/15/2028	5,230,015
	Walmart, Inc.
23,625,000	3.40%, 06/26/2023	23,545,330
2,050,000	3.63%, 12/15/2047	1,815,385

		131,969,960

	Semiconductors - 0.8%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
19,020,000	2.65%, 01/15/2023	17,839,328
370,000	3.50%, 01/15/2028	325,681
30,235,000	3.63%, 01/15/2024	28,952,358
13,435,000	3.88%, 01/15/2027	12,336,545
900,000	Entegris, Inc. 4.63%, 02/10/2026(2)	836,154

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Semiconductors - 0.8% - (continued)
	Intel Corp.
$4,480,000	2.88%, 05/11/2024	$4,307,855
3,468,000	3.73%, 12/08/2047	3,091,819
1,700,000	4.10%, 05/19/2046	1,618,025
15,790,000	Microchip Technology, Inc. 4.33%, 06/01/2023(2)	15,436,911
2,305,000	Micron Technology, Inc. 5.50%, 02/01/2025	2,342,756
375,000	NXP B.V. / NXP Funding LLC 3.88%, 09/01/2022(2)	362,344
	Sensata Technologies B.V.
1,020,000	5.00%, 10/01/2025(2)	984,300
1,475,000	5.63%, 11/01/2024(2)	1,467,625

		89,901,701

	Software - 1.3%
1,675,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(2)	1,637,313
	Fidelity National Information Services, Inc.
12,215,000	3.00%, 08/15/2026	11,105,251
250,000	3.50%, 04/15/2023	246,872
5,390,000	4.50%, 08/15/2046	4,976,846
	First Data Corp.
2,490,000	5.38%, 08/15/2023(2)	2,511,788
1,250,000	5.75%, 01/15/2024(2)	1,257,813
2,180,000	7.00%, 12/01/2023(2)	2,260,660
15,015,000	Fiserv, Inc. 3.80%, 10/01/2023	14,985,680
510,000	Infor Software Parent LLC (7.13% Cash, 7.88% PIK) 7.13%, 05/01/2021(2)(4)	508,725
	Infor U.S., Inc.
155,000	5.75%, 08/15/2020(2)	156,744
4,223,000	6.50%, 05/15/2022	4,212,442
	Microsoft Corp.
1,115,000	3.30%, 02/06/2027	1,081,814
6,350,000	3.45%, 08/08/2036	5,842,837
3,805,000	3.50%, 02/12/2035	3,554,197
1,400,000	3.70%, 08/08/2046	1,288,554
1,980,000	3.75%, 02/12/2045	1,837,957
6,750,000	3.95%, 08/08/2056	6,280,206
8,065,000	4.10%, 02/06/2037	8,081,180
5,190,000	4.25%, 02/06/2047	5,236,638
6,030,000	4.45%, 11/03/2045	6,227,349
775,000	4.75%, 11/03/2055	836,010
240,000	Open Text Corp. 5.88%, 06/01/2026(2)	241,200
	Oracle Corp.
8,000,000	2.65%, 07/15/2026	7,316,147
10,835,000	2.95%, 11/15/2024	10,351,326
2,100,000	3.85%, 07/15/2036	1,936,662
15,105,000	3.90%, 05/15/2035	14,082,212
5,835,000	4.00%, 11/15/2047	5,247,289
4,300,000	6.50%, 04/15/2038	5,301,984
13,935,000	salesforce.com, Inc. 3.25%, 04/11/2023	13,781,249
10,330,000	Western Digital Corp. 4.75%, 02/15/2026	9,542,337

		151,927,282

	Telecommunications - 2.6%
	Altice Financing S.A.
1,715,000	6.63%, 02/15/2023(2)	1,697,507
2,380,000	7.50%, 05/15/2026(2)	2,237,200
455,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	443,638
	AT&T, Inc.
24,705,000	4.10%, 02/15/2028(2)	23,458,214
3,335,000	4.13%, 02/17/2026	3,229,768
9,925,000	4.25%, 03/01/2027	9,624,898
21,650,000	4.30%, 02/15/2030(2)	20,340,385

The accompanying notes are an integral part of these financial statements.

61

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 45.5% - (continued)
	Telecommunications - 2.6% - (continued)
$1,265,000	4.50%, 05/15/2035	$1,141,285
1,735,000	4.55%, 03/09/2049	1,438,998
315,000	5.15%, 03/15/2042	289,835
	CenturyLink, Inc.
4,151,000	5.63%, 04/01/2025(3)	3,984,960
639,000	7.50%, 04/01/2024(3)	670,950
	Cisco Systems, Inc.
2,360,000	5.50%, 01/15/2040	2,723,266
3,322,000	5.90%, 02/15/2039	4,017,051
735,000	Deutsche Telekom International Finance B.V. 8.75%, 06/15/2030	976,450
1,160,000	Embarq Corp. 8.00%, 06/01/2036	1,104,900
2,480,000	Frontier Communications Corp. 8.50%, 04/01/2026(2)	2,303,300
2,450,000	Intelsat Jackson Holdings S.A. 8.50%, 10/15/2024(2)	2,407,125
250,000	Juniper Networks, Inc. 3.30%, 06/15/2020	249,342
335,000	Millicom International Cellular S.A. 6.63%, 10/15/2026(2)	338,350
2,380,000	Nokia Oyj 4.38%, 06/12/2027	2,238,390
455,000	Oztel Holdings SPC Ltd. 5.63%, 10/24/2023(5)	454,318
460,000	Proven Glory Capital, Ltd. 3.25%, 02/21/2022(5)	439,141
1,090,000	Sprint Capital Corp. 6.88%, 11/15/2028	1,072,288
250,000	Sprint Communications, Inc. 6.00%, 11/15/2022	252,344
	Sprint Corp.
5,278,000	7.13%, 06/15/2024	5,396,755
1,715,000	7.63%, 02/15/2025(3)	1,781,456
4,082,000	7.88%, 09/15/2023	4,357,535
9,265,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(2)	9,265,000
265,000	T-Mobile USA, Inc. 4.75%, 02/01/2028	245,125
670,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	657,531
13,850,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(2)	13,053,625
	Telefonica Emisiones SAU
12,850,000	4.10%, 03/08/2027	12,220,504
4,590,000	4.67%, 03/06/2038	4,114,657
7,690,000	4.90%, 03/06/2048	6,847,092
5,895,000	5.21%, 03/08/2047	5,498,526
11,395,000	5.46%, 02/16/2021	11,834,061
2,875,000	7.05%, 06/20/2036	3,345,306
465,000	Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/2025(5)	420,881
	Verizon Communications, Inc.
10,525,000	4.13%, 08/15/2046	9,068,270
18,965,000	4.50%, 08/10/2033	18,431,449
12,547,000	4.52%, 09/15/2048	11,485,057
8,643,000	4.67%, 03/15/2055	7,801,262
5,670,000	4.81%, 03/15/2039	5,487,885
15,244,000	4.86%, 08/21/2046	14,503,230
10,355,000	5.01%, 04/15/2049	10,077,553
1,610,000	5.01%, 08/21/2054	1,540,101
13,425,000	5.25%, 03/16/2037	13,802,294
	Vodafone Group plc
19,750,000	3.75%, 01/16/2024	19,303,125
7,205,000	4.13%, 05/30/2025	7,045,473
10,110,000	4.38%, 05/30/2028	9,740,734
4,955,000	5.25%, 05/30/2048	4,678,244

		299,136,634

	Textiles - 0.0%
3,180,000	Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC 7.50%, 05/01/2025(2)	3,076,650

	Transportation - 0.7%
8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	8,234,315

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 45.5% - (continued)
		Transportation - 0.7% - (continued)
		CSX Corp.
	$10,315,000	2.60%, 11/01/2026	$9,233,753
	12,415,000	3.25%, 06/01/2027	11,549,633
	1,000,000	4.75%, 05/30/2042	989,783
		FedEx Corp.
	4,900,000	3.88%, 08/01/2042	4,137,862
	4,840,000	4.05%, 02/15/2048	4,087,084
	895,000	4.10%, 02/01/2045	768,933
	2,965,000	4.40%, 01/15/2047	2,675,064
	3,160,000	4.75%, 11/15/2045	3,000,947
	255,000	Kansas City Southern 3.00%, 05/15/2023	243,136
	3,734,000	Norfolk Southern Corp. 4.65%, 01/15/2046	3,680,896
	2,095,000	Pelabuhan Indonesia II PT 5.38%, 05/05/2045(5)	1,838,363
	9,895,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.88%, 07/11/2022(2)	10,169,998
	566,000	Rumo Luxembourg S.a.r.l. 5.88%, 01/18/2025(2)	538,413
EUR	340,000	Russian Railways via RZD Capital plc 4.60%, 03/06/2023(5)	423,118
		Union Pacific Corp.
	$3,970,000	4.38%, 11/15/2065	3,491,606
	10,385,000	4.80%, 09/10/2058	10,140,601

			75,203,505

		Trucking & Leasing - 0.0%
	350,000	Aviation Capital Group LLC 3.88%, 05/01/2023(2)	345,897

		Total Corporate Bonds (cost $5,517,751,305)	$5,286,424,364

FOREIGN GOVERNMENT OBLIGATIONS - 5.1%
		Angola - 0.0%
		Angolan Government International Bond
	825,000	8.25%, 05/09/2028(2)	$824,166
	1,415,000	8.25%, 05/09/2028(5)	1,413,571
	785,000	9.38%, 05/08/2048(2)	788,988
	1,110,000	9.38%, 05/08/2048(5)	1,115,639

			4,142,364

		Argentina - 0.5%
		Argentine Republic Government International Bond
EUR	8,585,000	2.26%, 12/31/2038(7)	5,436,578
	$12,430,000	2.50%, 12/31/2038(7)	6,923,510
EUR	550,000	3.38%, 01/15/2023	520,319
	6,995,000	5.25%, 01/15/2028	6,080,818
	$1,655,000	5.88%, 01/11/2028	1,274,350
	1,000,000	6.25%, 04/22/2019	1,005,500
	3,350,000	6.88%, 04/22/2021	3,204,275
	13,090,000	6.88%, 01/26/2027	10,897,425
	13,455,000	6.88%, 01/11/2048	9,855,788
	7,200,000	7.50%, 04/22/2026	6,282,000
	320,000	7.63%, 04/22/2046	250,400
EUR	1,527,475	7.82%, 12/31/2033	1,557,086
	$4,409,410	8.28%, 12/31/2033	3,725,951
		Autonomous City of Buenos Aires Argentina
	1,350,000	7.50%, 06/01/2027(2)	1,179,900
	310,000	8.95%, 02/19/2021(5)	312,542
	596,000	8.95%, 02/19/2021(2)	600,887
	1,065,000	Provincia de Buenos Aires 7.88%, 06/15/2027(2)	832,308
		Provincia de Cordoba
	425,000	7.13%, 06/10/2021(2)	393,125
	1,630,000	7.13%, 08/01/2027	1,244,521
	1,675,000	7.45%, 09/01/2024(5)	1,394,454

			62,971,737

The accompanying notes are an integral part of these financial statements.

62

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 5.1% - (continued)
		Armenia - 0.0%
	$3,380,000	Republic of Armenia International Bond 7.15%, 03/26/2025(5)	$3,520,946

		Azerbaijan - 0.1%
		Republic of Azerbaijan International Bond
	1,370,000	3.50%, 09/01/2032(2)	1,122,742
	6,357,000	3.50%, 09/01/2032(5)	5,209,689
	4,650,000	4.75%, 03/18/2024(5)	4,580,250
	275,000	5.13%, 09/01/2029(5)	262,139
	2,650,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(5)	2,842,597

			14,017,417

		Brazil - 0.1%
		Brazil Minas SPE via State of Minas Gerais
	1,195,000	5.33%, 02/15/2028(5)	1,157,656
	335,000	5.33%, 02/15/2028(2)	324,531
		Brazilian Government International Bond
	4,094,000	5.00%, 01/27/2045	3,418,490
	2,325,000	5.63%, 02/21/2047	2,086,688

			6,987,365

		Bulgaria - 0.0%
EUR	1,436,000	Bulgaria Government International Bond 3.13%, 03/26/2035(5)	1,724,075

		Cayman Islands - 0.0%
	$2,775,000	KSA Sukuk Ltd. 2.89%, 04/20/2022(2)	2,677,875

		Colombia - 0.1%
		Colombia Government International Bond
	6,875,000	3.88%, 04/25/2027	6,545,000
	2,490,000	4.50%, 03/15/2029	2,455,165
	7,245,000	5.00%, 06/15/2045	6,857,465

			15,857,630

		Croatia - 0.3%
		Croatia Government International Bond
EUR	4,645,000	2.75%, 01/27/2030(5)	5,225,364
	4,575,000	3.00%, 03/11/2025(5)	5,547,198
	3,675,000	3.00%, 03/20/2027(5)	4,349,144
	$735,000	5.50%, 04/04/2023(5)	770,968
	7,120,000	6.00%, 01/26/2024(5)	7,669,066
	3,795,000	6.38%, 03/24/2021(5)	3,982,944
	1,750,000	6.63%, 07/14/2020(5)	1,826,450

			29,371,134

		Dominican Republic - 0.0%
		Dominican Republic International Bond
	1,400,000	5.50%, 01/27/2025(2)	1,381,100
	1,570,000	5.88%, 04/18/2024(5)	1,591,509
	872,000	7.45%, 04/30/2044(5)	911,240

			3,883,849

		Egypt - 0.0%
		Egypt Government International Bond
EUR	135,000	4.75%, 04/16/2026(2)	143,119
	450,000	5.63%, 04/16/2030(2)	463,693
	810,000	5.63%, 04/16/2030(5)	834,647
	$500,000	7.50%, 01/31/2027(5)	488,910
	250,000	7.90%, 02/21/2048(2)	223,583
	710,000	8.50%, 01/31/2047(5)	669,992

			2,823,944

		Georgia - 0.0%
	400,000	Georgia Government International Bond 6.88%, 04/12/2021(5)	418,632

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 5.1% - (continued)
		Ghana - 0.1%
		Ghana Government International Bond
	$1,670,000	7.63%, 05/16/2029(2)	$1,593,691
	745,000	7.63%, 05/16/2029(5)	710,958
	1,985,000	8.13%, 01/18/2026(5)	1,994,238
	1,350,000	8.63%, 06/16/2049(2)	1,266,370
	975,000	8.63%, 06/16/2049(5)	914,601
	380,000	10.75%, 10/14/2030(2)	455,536

			6,935,394

		Greece - 0.0%
		Hellenic Republic Government Bond
EUR	1,015,000	3.50%, 01/30/2023(5)	1,158,262
	1,440,000	4.38%, 08/01/2022(2)(5)	1,703,597

			2,861,859

		Honduras - 0.0%
		Honduras Government International Bond
	$710,000	6.25%, 01/19/2027(2)	697,412
	1,195,000	7.50%, 03/15/2024(5)	1,260,271

			1,957,683

		Hungary - 0.3%
		Hungary Government International Bond
	10,716,000	5.38%, 02/21/2023	11,257,994
	9,414,000	5.75%, 11/22/2023	10,084,766
	14,560,000	6.38%, 03/29/2021	15,411,760

			36,754,520

		Indonesia - 0.4%
		Indonesia Government International Bond
	1,255,000	4.35%, 01/08/2027(5)	1,206,206
	810,000	4.75%, 01/08/2026(5)	800,521
	530,000	4.75%, 07/18/2047(2)	476,525
	13,590,000	5.13%, 01/15/2045(5)	12,765,739
	3,370,000	5.25%, 01/08/2047(5)	3,235,116
	600,000	5.25%, 01/08/2047(2)	575,985
	2,285,000	5.38%, 10/17/2023(5)	2,360,773
	5,760,000	5.88%, 01/15/2024(5)	6,058,967
	2,856,000	6.63%, 02/17/2037(5)	3,201,090
	900,000	6.75%, 01/15/2044(5)	1,035,257
	3,162,000	7.75%, 01/17/2038(5)	3,940,399
	2,582,000	8.50%, 10/12/2035(5)	3,384,119
		Perusahaan Penerbit SBSN Indonesia III
	886,000	4.15%, 03/29/2027(2)	831,732
	478,000	4.15%, 03/29/2027(5)	448,723

			40,321,152

		Ivory Coast - 0.1%
		Ivory Coast Government International Bond
EUR	1,540,000	5.25%, 03/22/2030(2)	1,595,076
	$795,000	6.13%, 06/15/2033(2)	687,821
	1,505,000	6.13%, 06/15/2033(5)	1,302,102
	1,340,000	6.38%, 03/03/2028(5)	1,241,992
EUR	1,000,000	6.63%, 03/22/2048(2)	1,008,806
	580,000	6.63%, 03/22/2048(5)	585,108

			6,420,905

		Mexico - 0.3%
		Mexico Government International Bond
	$905,000	4.35%, 01/15/2047	753,856
	2,260,000	4.60%, 01/23/2046	1,951,533
	19,142,000	4.75%, 03/08/2044	16,969,574
	7,488,000	5.55%, 01/21/2045	7,398,219
	2,138,000	6.05%, 01/11/2040	2,218,175

			29,291,357

The accompanying notes are an integral part of these financial statements.

63

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 5.1% - (continued)
		Morocco - 0.0%
EUR	870,000	Morocco Government International Bond 3.50%, 06/19/2024(5)	$1,075,324

		Nigeria - 0.0%
		Nigeria Government International Bond
	$1,551,000	6.50%, 11/28/2027(2)	1,423,105
	205,000	7.14%, 02/23/2030(2)	188,303
	455,000	7.63%, 11/28/2047(2)	401,146
	2,495,000	7.88%, 02/16/2032(5)	2,398,144
	926,000	7.88%, 02/16/2032(2)	890,053

			5,300,751

		Oman - 0.0%
	490,000	Oman Government International Bond 4.13%, 01/17/2023(2)	469,244

		Panama - 0.0%
	1,545,000	Panama Government International Bond 4.50%, 04/16/2050	1,425,262

		Papua New Guinea - 0.0%
	1,335,000	Papua New Guinea Government International Bond 8.38%, 10/04/2028(2)	1,323,319

		Paraguay - 0.0%
		Paraguay Government International Bond
	465,000	4.70%, 03/27/2027(2)	453,956
	645,000	5.60%, 03/13/2048(2)	617,587
	595,000	5.60%, 03/13/2048(5)	569,713

			1,641,256

		Philippines - 0.0%
	2,350,000	Philippine Government International Bond 10.63%, 03/16/2025	3,183,785

		Qatar - 0.4%
		Qatar Government International Bond
	7,215,000	2.38%, 06/02/2021(5)	6,995,664
	1,870,000	3.88%, 04/23/2023(2)	1,874,114
	1,785,000	3.88%, 04/23/2023(5)	1,788,927
	685,000	4.50%, 04/23/2028(2)	698,700
	19,965,000	5.10%, 04/23/2048(2)	20,264,475
	1,085,000	5.10%, 04/23/2048(5)	1,101,275
	8,125,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(5)	8,299,281

			41,022,436

		Romania - 0.1%
		Romanian Government International Bond
EUR	795,000	2.50%, 02/08/2030(2)	843,728
	370,000	3.38%, 02/08/2038(2)	382,411
	790,000	3.38%, 02/08/2038(5)	816,500
	4,112,000	3.88%, 10/29/2035(5)	4,617,870
	$926,000	5.13%, 06/15/2048(2)	856,498

			7,517,007

		Russia - 0.5%
		Russian Foreign Bond - Eurobond
	2,200,000	4.25%, 06/23/2027(2)	2,082,709
	2,600,000	4.25%, 06/23/2027(5)	2,461,384
	4,000,000	4.38%, 03/21/2029(2)	3,782,920
	5,600,000	4.38%, 03/21/2029(5)	5,296,088
	4,400,000	4.75%, 05/27/2026(5)	4,340,600
	3,600,000	4.88%, 09/16/2023(5)	3,680,892
	8,800,000	5.00%, 04/29/2020(5)	8,948,227
	4,600,000	5.25%, 06/23/2047(2)	4,257,760
	15,000,000	5.25%, 06/23/2047(5)	13,884,000
	4,000,000	5.63%, 04/04/2042(5)	4,064,200

			52,798,780

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 5.1% - (continued)
		Saudi Arabia - 0.2%
		Saudi Government International Bond
	$1,570,000	2.38%, 10/26/2021(2)	$1,499,632
	1,440,000	2.88%, 03/04/2023(2)	1,368,288
	920,000	4.00%, 04/17/2025(2)	903,374
	3,460,000	4.00%, 04/17/2025(5)	3,397,471
	8,435,000	4.50%, 04/17/2030(2)	8,308,475
	1,305,000	4.50%, 04/17/2030(5)	1,285,425
	3,900,000	5.00%, 04/17/2049(2)	3,740,225

			20,502,890

		Senegal - 0.1%
		Senegal Government International Bond
EUR	480,000	4.75%, 03/13/2028(2)	506,757
	$485,000	6.25%, 07/30/2024(5)	472,914
	635,000	6.25%, 05/23/2033(2)	549,032
	2,150,000	6.25%, 05/23/2033(5)	1,858,929
	973,000	6.75%, 03/13/2048(2)	799,514
	2,030,000	6.75%, 03/13/2048(5)	1,668,051

			5,855,197

		Serbia - 0.0%
	4,900,000	Serbia International Bond 7.25%, 09/28/2021(5)	5,285,679

		South Africa - 0.1%
		Republic of South Africa Government Bond
ZAR	5,465,000	6.25%, 03/31/2036	255,045
	23,625,000	8.00%, 01/31/2030	1,404,749
		Republic of South Africa Government International Bond
	$4,780,000	4.30%, 10/12/2028	4,074,950
	5,200,000	4.85%, 09/27/2027	4,699,500
	870,000	5.88%, 06/22/2030	818,887
	4,860,000	6.30%, 06/22/2048	4,370,404

			15,623,535

		Sri Lanka - 0.1%
		Sri Lanka Government International Bond
	1,670,000	6.20%, 05/11/2027(2)	1,427,446
	2,095,000	6.20%, 05/11/2027(5)	1,790,718
	360,000	6.75%, 04/18/2028(2)	316,804
	1,240,000	6.75%, 04/18/2028(5)	1,091,214
	805,000	6.83%, 07/18/2026(5)	720,498
	761,000	6.83%, 07/18/2026(2)	681,117
	3,070,000	6.85%, 11/03/2025(5)	2,786,209

			8,814,006

		Supranational - 0.0%
MXN	154,000,000	International Finance Corp. 0.00%, 02/22/2038(8)	1,511,703

		Tunisia - 0.1%
		Banque Centrale de Tunisie International Bond
EUR	2,825,000	5.63%, 02/17/2024(5)	2,975,756
	$460,000	5.75%, 01/30/2025(5)	389,972
EUR	2,120,000	6.75%, 10/31/2023(2)	2,362,199

			5,727,927

		Turkey - 0.6%
		Turkey Government International Bond
	$3,020,000	3.25%, 03/23/2023	2,589,650
	3,430,000	4.88%, 10/09/2026	2,899,256
	10,325,000	4.88%, 04/16/2043	7,322,283
	1,400,000	5.13%, 02/17/2028	1,181,250
	5,144,000	5.63%, 03/30/2021	5,015,112
	17,995,000	5.75%, 03/22/2024	16,762,199
	7,980,000	5.75%, 05/11/2047	6,044,850
	6,890,000	6.00%, 03/25/2027	6,206,429

The accompanying notes are an integral part of these financial statements.

64

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 5.1% - (continued)
	Turkey - 0.6% - (continued)
$11,325,000	6.00%, 01/14/2041	$9,009,445
1,420,000	6.63%, 02/17/2045	1,198,878
438,000	6.88%, 03/17/2036	389,404
1,065,000	7.00%, 06/05/2020	1,071,884
1,740,000	7.25%, 12/23/2023	1,727,124
3,372,000	7.38%, 02/05/2025	3,342,178

		64,759,942

	Ukraine - 0.3%
	Ukraine Government International Bond
5,960,000	0.00%, 02/28/2019(2)(8)	5,870,600
3,840,000	7.38%, 09/25/2032(2)	3,200,486
7,285,000	7.38%, 09/25/2032(5)	6,071,756
1,260,000	7.75%, 09/01/2020(5)	1,253,700
540,000	7.75%, 09/01/2021(5)	531,203
1,502,000	7.75%, 09/01/2021(2)	1,477,533
620,000	7.75%, 09/01/2023(2)	589,743
1,580,000	7.75%, 09/01/2023(5)	1,502,893
2,465,000	7.75%, 09/01/2025(5)	2,264,862
620,000	7.75%, 09/01/2026(2)	560,368
6,165,000	7.75%, 09/01/2027(5)	5,512,866
1,850,000	8.99%, 02/01/2024(2)	1,833,813
1,850,000	9.75%, 11/01/2028(2)	1,826,505

		32,496,328

	United Arab Emirates - 0.2%
	Abu Dhabi Government International Bond
6,305,000	2.50%, 10/11/2022(2)	6,042,208
9,410,000	3.13%, 10/11/2027(2)	8,736,790
9,115,000	4.13%, 10/11/2047(2)	8,432,833
2,070,000	4.13%, 10/11/2047(5)	1,915,081

		25,126,912

	Venezuela - 0.1%
	Venezuela Government International Bond
345,000	6.00%, 12/09/2020(5)(9)	84,525
1,015,000	7.00%, 12/01/2018(5)(9)	246,138
3,170,000	7.00%, 03/31/2038(5)(9)	770,310
5,285,000	7.65%, 04/21/2025(5)(9)	1,327,856
4,765,000	7.75%, 10/13/2019(5)(9)	1,174,572
11,205,000	8.25%, 10/13/2024	2,801,250
11,937,200	9.00%, 05/07/2023(5)(9)	3,014,143
12,825,000	9.25%, 05/07/2028(5)(9)	3,206,250

		12,625,044

	Total Foreign Government Obligations (cost $641,481,462)	$587,026,165

MUNICIPAL BONDS - 0.1%
	Development - 0.0%
1,020,000	California State, GO Taxable 7.60%, 11/01/2040	$1,472,503

	General Obligation - 0.1%
2,795,000	California State, GO Taxable 7.55%, 04/01/2039	3,968,956

	Transportation - 0.0%
1,850,000	Port Auth of New York & New Jersey 4.46%, 10/01/2062	1,825,413

	Total Municipal Bonds (cost $6,865,198)	$7,266,872

SENIOR FLOATING RATE INTERESTS - 0.2%(10)
	Chemicals - 0.0%
415,000	Starfruit Finco B.V. 1 mo. USD LIBOR + 3.250%, 5.51%, 10/01/2025	$413,444

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 0.2%(10) - (continued)
	Commercial Services - 0.0%
$1,561,088	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	$1,562,071
1,182,038	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.30%, 06/19/2025	1,178,870

		2,740,941

	Diversified Financial Services - 0.0%
2,074,575	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	2,064,409
533,796	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	530,828

		2,595,237

	Food - 0.0%
538,650	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/31/2025	536,630

	Healthcare-Services - 0.0%
1,653,666	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 08/01/2024	1,648,159

	Household Products - 0.0%
853,550	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	841,814

	Insurance - 0.1%
3,112,200	Asurion LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2024	3,113,881
388,050	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.83%, 03/07/2023	395,570
1,700,738	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	1,694,887

		5,204,338

	Internet - 0.0%
1,028,013	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 04/04/2021	994,603

	Leisure Time - 0.0%
3,617,662	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 10/21/2024	3,617,662

	Machinery-Diversified - 0.0%
1,058,254	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 5.05%, 07/30/2024	1,059,714

	Media - 0.1%
3,099,425	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	3,074,878
3,083,079	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.06%, 08/17/2024	3,081,537

		6,156,415

	Semiconductors - 0.0%
1,175,633	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	1,170,931

	Software - 0.0%
1,622,182	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 04/16/2025	1,613,037

	Total Senior Floating Rate Interests (cost $28,644,373)	$28,592,925

U.S. GOVERNMENT SECURITIES - 2.5%
	U.S. Treasury Securities - 2.5%
	U.S. Treasury Bonds - 0.1%
13,000,000	U.S. Treasury Bonds 4.38%, 02/15/2038(11)	$15,011,953

	U.S. Treasury Notes - 2.4%
60,000,000	2.00%, 08/15/2025	56,032,032
56,820,000	2.13%, 05/15/2025(11)(12)	53,641,631

The accompanying notes are an integral part of these financial statements.

65

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

U.S. TREASURY SECURITIES - 2.5% - (continued)
	U.S. Treasury Notes - 2.4% - (continued)
$100,000,000	2.63%, 08/31/2020	$99,570,312
585,000	2.63%, 05/15/2021	580,795
13,465,000	2.75%, 09/15/2021	13,396,623
52,600,000	2.88%, 09/30/2023	52,326,727

		275,548,120

		290,560,073

	Total U.S. Government Securities (cost $291,414,420)	$290,560,073

CONVERTIBLE BONDS - 0.1%
	Commercial Services - 0.0%
1,200,000	Cardtronics, Inc. 1.00%, 12/01/2020	$1,117,500

	Media - 0.0%
1,620,000	DISH Network Corp. 3.38%, 08/15/2026	1,443,339

	Oil & Gas - 0.0%
1,415,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019(9)	1,839

	Semiconductors - 0.1%
	Microchip Technology, Inc.
963,000	1.63%, 02/15/2027	911,517
1,004,000	2.25%, 02/15/2037	918,149
40,000	1.63%, 02/15/2025	52,099

		1,881,765

	Software - 0.0%
2,226,000	Western Digital Corp. 1.50%, 02/01/2024(2)(3)	1,876,298

	Total Convertible Bonds (cost $8,751,089)	$6,320,741

ESCROWS(16) - 0.0%
	Energy - 0.0%
93,317	Vistra Energy Corp.*	$73,067

	Utilities - 0.0%
3,799,308	TCEH Corp.*(13)(14)	4
1,750,000	Texas Competitive Electric Holdings Co. LLC*(13)(14)	—

		4

	Total Escrows (cost $—)	$73,071

	Total Long-Term Investments (cost $11,100,678,610)	$11,255,959,811

SHORT-TERM INVESTMENTS - 3.1%
	Other Investment Pools & Funds - 2.8%
319,719,125	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(15)	$319,719,125

	Securities Lending Collateral - 0.3%
1,986,569	Citibank NA DDCA, 2.19%, 11/1/2018(15)	1,986,569
15,383,772	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(15)	15,383,772
4,521,365	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(15)	4,521,365
10,975,058	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(15)	10,975,058
2,100,213	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(15)	2,100,213

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 3.1% - (continued)
	Securities Lending Collateral - 0.3% - (continued)
$4,764,405	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(15)	$4,764,405

		39,731,382

	Total Short-Term Investments (cost $359,450,507)	$359,450,507

Total Investments (cost $11,460,129,117)	100.0%	$11,615,410,318
Other Assets and Liabilities	0.0%	4,409,973

Total Net Assets	100.0%	$11,619,820,291

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $1,197,100,340, representing 10.3% of net assets.

(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(4)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $274,429,963, representing 2.4% of net assets.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(8)	Security is a zero-coupon bond.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(10)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(11)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.
(12)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(13)	Investment valued using significant unobservable inputs.

(14)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $4, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(15)	Current yield as of period end.

(16)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	833	12/31/2018	$175,476,656	$(452,074)
U.S. Treasury 5-Year Note Future	5,369	12/31/2018	603,383,323	(4,009,929)
U.S. Treasury Long Bond Future	412	12/19/2018	56,907,500	28,277
U.S. Treasury Ultra Bond Future	135	12/19/2018	20,144,531	(156,341)

Total				$(4,590,067)

Short position contracts:
Euro-BOBL Future	70	12/06/2018	$10,421,289	$7,310
Euro-BUXL 30-Year Bond Future	28	12/06/2018	5,610,244	(5,540)
Euro-Bund Future	160	12/06/2018	29,042,967	45,025
U.S. Treasury 10-Year Note Future	9,022	12/19/2018	1,068,543,125	12,012,342

Total				$12,059,137

Total futures contracts				$7,469,070

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.31.V1	USD	12,365,000	(5.00%)	12/20/23	Quarterly	$674,413	$713,398	$38,985

Total						$674,413	$713,398	$38,985

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,020,000	AUD	1,471,389	USD	JPM	12/19/18	$—	$(40,141)
5,485,000	BRL	1,316,453	USD	BCLY	12/04/18	152,569	—
2,254,000	BRL	536,590	USD	MSC	12/04/18	67,088	—
1,241,000	BRL	301,689	USD	MSC	12/04/18	30,682	—
617,000	BRL	149,605	USD	MSC	12/04/18	15,643	—
400,000	BRL	95,431	USD	MSC	12/04/18	11,699	—
2,990,000	BRL	802,254	USD	DEUT	12/04/18	—	(1,456)
1,940,000	CAD	1,507,223	USD	BOA	12/19/18	—	(31,998)
121,200,000	CLP	183,831	USD	JPM	12/19/18	—	(9,561)
1,002,000,000	CLP	1,506,138	USD	BNP	12/19/18	—	(65,385)
588,500,000	COP	196,794	USD	JPM	12/19/18	—	(14,387)

The accompanying notes are an integral part of these financial statements.

67

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,492,300,000	COP	1,492,211	USD	CBK	12/19/18	$—	$(99,807)
4,440,000	CZK	202,063	USD	GSC	12/19/18	—	(7,203)
32,550,000	CZK	1,497,447	USD	GSC	12/19/18	—	(68,913)
50,960,000	EGP	2,662,487	USD	CBK	01/08/19	126,882	—
3,640,000	EGP	197,826	USD	JPM	01/08/19	1,415	—
424,000	EUR	490,735	USD	BCLY	12/19/18	—	(8,299)
799,000	EUR	924,897	USD	GSC	12/19/18	—	(15,778)
1,836,000	EUR	2,139,100	USD	JPM	12/19/18	—	(50,061)
12,277,000,000	IDR	800,535	USD	MSC	12/19/18	1,654	—
3,590,000	MXN	188,559	USD	HSBC	12/19/18	—	(13,295)
25,530,000	MXN	1,326,389	USD	BNP	12/19/18	—	(80,008)
2,205,000	NZD	1,472,675	USD	SSG	12/19/18	—	(33,021)
1,573,000	PEN	470,549	USD	CBK	12/19/18	—	(4,894)
1,511,000	PEN	453,890	USD	BNP	12/19/18	—	(6,588)
1,230,000	PEN	371,657	USD	JPM	12/19/18	—	(7,540)
3,014,000	PEN	905,241	USD	BNP	12/19/18	—	(13,006)
3,847,000	PEN	1,156,645	USD	BCLY	12/19/18	—	(17,816)
81,350,000	PHP	1,487,203	USD	UBS	12/19/18	28,052	—
10,660,000	PHP	195,729	USD	JPM	12/19/18	2,828	—
1,600,000	PLN	437,168	USD	DEUT	12/19/18	—	(19,581)
2,355,000	PLN	634,908	USD	HSBC	12/19/18	—	(20,272)
8,350,000	PLN	2,251,038	USD	JPM	12/19/18	—	(71,754)
40,849,000	RUB	595,163	USD	GSC	12/19/18	21,097	—
25,531,000	RUB	372,009	USD	MSC	12/19/18	13,159	—
25,530,000	RUB	373,792	USD	GSC	12/19/18	11,361	—
21,701,000	RUB	316,295	USD	JPM	12/19/18	11,093	—
14,042,000	RUB	204,426	USD	BCLY	12/19/18	7,416	—
98,440,000	RUB	1,482,642	USD	JPM	12/19/18	2,453	—
12,940,000	RUB	196,118	USD	JPM	12/19/18	—	(901)
9,265,000	TRY	1,434,955	USD	BCLY	12/19/18	172,720	—
1,075,000	TRY	169,981	USD	MSC	12/19/18	16,555	—
1,453,198	USD	2,020,000	AUD	CBA	12/19/18	21,951	—
2,392,199	USD	9,997,000	BRL	BNP	12/04/18	—	(285,251)
1,494,820	USD	1,940,000	CAD	BMO	12/19/18	19,595	—
812,253	USD	555,500,000	CLP	BCLY	12/19/18	13,513	—
810,970	USD	2,513,600,000	COP	CBK	12/19/18	31,870	—
825,336	USD	18,370,000	CZK	CBK	12/19/18	19,125	—
1,287,686	USD	24,260,000	EGP	CBK	01/08/19	—	(40,220)
11,952,925	USD	10,514,000	EUR	SSG	11/30/18	15,746	—
51,446,090	USD	44,100,000	EUR	SSG	12/19/18	1,268,187	—
2,992,258	USD	2,545,000	EUR	GSC	12/19/18	96,504	—
1,234,801	USD	1,042,000	EUR	GSC	12/19/18	49,192	—
1,086,145	USD	930,000	EUR	SSG	12/19/18	27,972	—
2,400,523	USD	2,098,000	EUR	CBK	12/19/18	13,375	—
378,651	USD	323,000	EUR	RBC	12/19/18	11,135	—
231,278	USD	198,000	EUR	UBS	12/19/18	5,990	—
354,482	USD	310,000	EUR	GSC	12/19/18	1,757	—
20,524	USD	16,000	GBP	BMO	11/30/18	46	—
793,909	USD	12,277,000,000	IDR	JPM	12/19/18	—	(8,280)
1,598,442	USD	30,567,000	MXN	RBC	12/19/18	106,153	—
799,157	USD	15,340,000	MXN	BNP	12/19/18	50,254	—
1,449,104	USD	2,205,000	NZD	BNP	12/19/18	9,450	—
1,693,391	USD	5,650,000	PEN	CBK	12/19/18	20,820	—
864,547	USD	47,040,000	PHP	BCLY	12/19/18	—	(11,637)
1,640,690	USD	6,095,000	PLN	CBK	12/19/18	49,944	—
841,703	USD	56,150,000	RUB	JPM	12/19/18	—	(5,393)
1,816,249	USD	127,653,000	RUB	BNP	12/19/18	—	(109,561)
851,353	USD	5,335,000	TRY	GSC	12/19/18	—	(74,383)
792,774	USD	11,630,000	ZAR	JPM	12/19/18	9,305	—
1,606,065	USD	24,523,000	ZAR	GSC	12/19/18	—	(45,957)
2,310,000	ZAR	162,151	USD	MSC	12/19/18	—	(6,535)
20,810,000	ZAR	1,440,168	USD	GSC	12/19/18	—	(38,278)

Total						$2,536,250	$(1,327,160)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

68

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso

Currency Abbreviations: – (continued)
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMT	Constant Maturity Treasury Index

Other Abbreviations:
CJSC	Closed Joint Stock Company
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PAC	Planned Amortization Class
PIK	Payment-in-kind
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust

Municipal Abbreviations:
GO	General Obligation

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$21,532,332	$—	$21,532,332	$—
Banks	623,858,545	623,858,545	—	—
Capital Goods	286,045,539	239,419,721	46,625,818	—
Consumer Services	28,398,465	28,398,465	—	—
Diversified Financials	29,814,248	29,814,248	—	—
Energy	642,563,456	642,563,456	—	—
Food & Staples Retailing	20,708,383	20,708,383	—	—
Food, Beverage & Tobacco	410,637,674	335,120,102	75,517,572	—
Health Care Equipment & Services	150,655,684	95,778,928	54,876,756	—
Household & Personal Products	154,084,848	154,084,848	—	—
Insurance	273,628,721	273,628,721	—	—
Materials	198,800,579	198,800,579	—	—
Media & Entertainment	114,747,813	114,747,813	—	—
Pharmaceuticals, Biotechnology & Life Sciences	762,391,021	624,787,724	137,603,297	—
Real Estate	81,001,840	81,001,840	—	—
Retailing	47,272,147	47,272,147	—	—
Semiconductors & Semiconductor Equipment	300,256,604	300,256,604	—	—
Technology Hardware & Equipment	154,757,976	154,757,976	—	—
Telecommunication Services	215,829,481	215,829,481	—	—
Transportation	73,219,373	73,219,373	—	—
Utilities	458,716,201	458,716,201	—	—
Preferred Stocks	774,670	774,670	—	—
Corporate Bonds	5,286,424,364	—	5,286,424,364	—
Foreign Government Obligations	587,026,165	—	587,026,165	—
Municipal Bonds	7,266,872	—	7,266,872	—
Senior Floating Rate Interests	28,592,925	—	28,592,925	—
U.S. Government Securities	290,560,073	—	290,560,073	—
Convertible Bonds	6,320,741	—	6,320,741	—
Escrows	73,071	—	73,067	4
Short-Term Investments	359,450,507	359,450,507	—	—

The accompanying notes are an integral part of these financial statements.

69

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2018

	Total	Level 1	Level 2	Level 3(1)
Foreign Currency Contracts(2)	$2,536,250	$—	$2,536,250	$—
Futures Contracts(2)	12,092,954	12,092,954	—	—
Swaps - Credit Default(2)	38,985	—	38,985	—

Total	$11,630,078,507	$5,085,083,286	$6,544,995,217	$4

Liabilities
Foreign Currency Contracts(2)	$(1,327,160)	$—	$(1,327,160)	$—
Futures Contracts(2)	(4,623,884)	(4,623,884)	—	—

Total	$(5,951,044)	$(4,623,884)	$(1,327,160)	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

70

The Hartford Checks and Balances Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.0%
	Domestic Equity Funds - 66.2%
13,145,477	The Hartford Capital Appreciation Fund, Class F	$500,579,781
20,009,618	The Hartford Dividend and Growth Fund, Class F	510,245,265

	Total Domestic Equity Funds (cost $1,008,223,181)	$1,010,825,046

	Taxable Fixed Income Funds - 33.8%
7,796,571	Hartford Total Return Bond ETF	299,115,446
21,945,111	The Hartford Total Return Bond Fund, Class F	217,256,603

	Total Taxable Fixed Income Funds (cost $527,638,849)	$516,372,049

	Total Affiliated Investment Companies (cost $1,535,862,030)	$1,527,197,095

	Total Long-Term Investments (cost $1,535,862,030)	$1,527,197,095

SHORT-TERM INVESTMENTS - 0.0%
	Other Investment Pools & Funds - 0.0%
617,501	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(1)	$617,501

	Total Short-Term Investments (cost $617,501)	$617,501

Total Investments (cost $1,536,479,531)	100.0%	$1,527,814,596
Other Assets and Liabilities	0.0%	(328,106)

Total Net Assets	100.0%	$1,527,486,490

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange-Traded Fund

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$1,527,197,095	$1,527,197,095	$—	$—
Short-Term Investments	617,501	617,501	—	—

Total	$1,527,814,596	$1,527,814,596	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

71

The Hartford Conservative Allocation Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 25.0%
260,497	Hartford Core Equity Fund, Class F	$7,887,858
94,040	Hartford Multifactor US Equity ETF	2,873,862
216,647	Hartford Quality Value Fund, Class F	4,283,119
82,688	Hartford Small Cap Core Fund, Class F	1,131,168
352,511	The Hartford Equity Income Fund, Class F	6,799,943
46,294	The Hartford Growth Opportunities Fund, Class F	2,225,339
90,949	The Hartford MidCap Fund, Class F	2,815,768

	Total Domestic Equity Funds (cost $26,500,321)	$28,017,057

	International/Global Equity Funds - 7.5%
39,900	Hartford Multifactor Developed Markets (ex-US) ETF	1,072,911
377,495	Hartford Schroders International Multi-Cap Value Fund, Class F	3,386,134
271,470	The Hartford International Opportunities Fund, Class F	3,966,172

	Total International/Global Equity Funds (cost $9,019,615)	$8,425,217

	Multi-Strategy Funds - 6.0%
446,026	The Hartford Global All-Asset Fund, Class F	4,433,502
245,887	The Hartford Global Real Asset Fund, Class F	2,212,983

	Total Multi-Strategy Funds (cost $7,115,595)	$6,646,485

	Taxable Fixed Income Funds - 61.3%
532,300	Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	4,673,591
253,458	Hartford Short Duration ETF	10,141,615
443,063	The Hartford Inflation Plus Fund, Class F	4,665,456
1,728,684	The Hartford Quality Bond Fund, Class F	16,508,931
913,947	The Hartford Strategic Income Fund, Class F	7,704,575
1,393,667	The Hartford Total Return Bond Fund, Class F	13,797,301
1,024,653	The Hartford World Bond Fund, Class F	11,004,769

	Total Taxable Fixed Income Funds (cost $70,460,386)	$68,496,238

	Total Affiliated Investment Companies (cost $113,095,917)	$111,584,997

	Total Long-Term Investments (cost $113,095,917)	$111,584,997

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
278,830	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(1)	$278,830

	Total Short-Term Investments (cost $278,830)	$278,830

Total Investments (cost $113,374,747)	100.1%	$111,863,827
Other Assets and Liabilities	(0.1)%	(72,249)

Total Net Assets	100.0%	$111,791,578

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange-Traded Fund

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$111,584,997	$111,584,997	$—	$—
Short-Term Investments	278,830	278,830	—	—

Total	$111,863,827	$111,863,827	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

72

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.8%
	Canada - 0.1%
	Master Credit Card Trust
$195,000	3.74%, 07/21/2024(1)	$191,837
165,000	3.80%, 01/21/2022(1)	164,538

		356,375

	Cayman Islands - 0.8%
250,000	ALM XVIII Ltd. 3 mo. USD LIBOR + 1.650%, 4.09%, 01/15/2028(1)(2)	249,369
250,000	Atrium XII 3 mo. USD LIBOR + 5.250%, 7.72%, 04/22/2027(1)(2)	249,386
250,000	BlueMountain CLO Ltd. 3 mo. USD LIBOR + 1.420%, 3.74%, 11/20/2028(1)(2)	249,930
250,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.750%, 4.19%, 07/16/2030(1)(2)	250,382
250,000	LCM L.P. 3 mo. USD LIBOR + 1.950%, 4.29%, 10/20/2027(1)(2)	249,997
	LSTAR Securities Investment Ltd.
36,239	1 mo. USD LIBOR + 1.750%, 4.05%, 10/01/2022(1)(2)	36,069
52,954	1 mo. USD LIBOR + 1.550%, 3.81%, 02/01/2023(1)(2)	52,058
250,000	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 2.750%, 5.22%, 01/22/2030(1)(2)	247,551
250,000	Palmer Square CLO Ltd. 1 mo. USD LIBOR + 1.350%, 3.69%, 08/15/2026(1)(2)	249,996
250,000	Tryon Park CLO, Ltd. 3 mo. USD LIBOR + 0.890%, 3.33%, 04/15/2029(1)(2)	249,331

		2,084,069

	United States - 3.9%
225,000	280 Park Avenue Mortgage Trust 1 mo. USD LIBOR + 1.250%, 3.53%, 09/15/2034(1)(2)	224,998
257,835	Alternative Loan Trust 5.25%, 08/25/2035	224,903
150,000	Avant Loans Funding Trust 3.38%, 04/15/2021(1)	149,925
40,000	Aventura Mall Trust 4.11%, 07/05/2040(1)(3)	38,331
220,000	BAMLL Commercial Mortgage Securities Trust 3.60%, 04/14/2033(1)(3)	210,538
31,497	Banc of America Mortgage Trust 4.15%, 04/25/2034(3)	31,731
996,737	Bank 0.52%, 08/15/2061(3)(4)	35,688
	Bayview Opportunity Master Fund Trust
114,968	3.50%, 01/28/2058(1)(3)	113,753
73,792	4.00%, 10/28/2064(1)(3)	74,101
967,141	Benchmark Mortgage Trust 0.70%, 07/15/2051(3)(4)	36,635
105,000	BX Commercial Mortgage Trust 1 mo. USD LIBOR + 1.100%, 3.38%, 11/15/2035(1)(2)	104,967
100,000	CGGS Commercial Mortgage Trust 1 mo. USD LIBOR + 1.100%, 3.38%, 02/15/2037(1)(2)	99,873
169,570	CIM Trust 3.00%, 04/25/2057(1)(3)	167,165
72,964	Civic Mortgage LLC 3.89%, 06/25/2022(1)(5)	72,925
41,563	COLT Mortgage Loan Trust 3.75%, 12/26/2046(1)(3)	41,563
60,939	Consumer Loan Underlying Bond Credit Trust 2.61%, 01/15/2024(1)	60,611
155,000	CSAIL Commercial Mortgage Trust 4.36%, 08/15/2048(3)	149,902
112,673	CSMC Trust 4.13%, 07/25/2058(1)	111,881
248,750	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	246,006
	Drive Auto Receivables Trust
170,000	3.53%, 12/15/2023(1)	169,543
100,000	4.16%, 05/15/2024(1)	100,790
35,000	Exeter Automobile Receivables Trust 3.03%, 01/17/2023(1)	34,693
	Fannie Mae Connecticut Avenue Securities
35,000	1 mo. USD LIBOR + 2.000%, 4.28%, 03/25/2031(2)	34,542
65,000	1 mo. USD LIBOR + 2.200%, 4.48%, 08/25/2030(2)	65,227
75,000	1 mo. USD LIBOR + 2.350%, 4.63%, 01/25/2031(2)	75,372

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.8% - (continued)
	United States - 3.9% - (continued)
$195,000	1 mo. USD LIBOR + 2.550%, 4.83%, 12/25/2030(2)	$196,891
20,000	1 mo. USD LIBOR + 2.800%, 5.08%, 02/25/2030(2)	20,997
99,000	1 mo. USD LIBOR + 4.350%, 6.63%, 05/25/2029(2)	110,385
30,000	1 mo. USD LIBOR + 4.450%, 6.73%, 02/25/2030(2)	32,867
310,997	1 mo. USD LIBOR + 5.000%, 7.28%, 07/25/2025(2)	348,018
55,000	3 mo. USD LIBOR + 5.500%, 7.33%, 11/25/2029(2)	62,693
75,000	1 mo. USD LIBOR + 6.000%, 8.28%, 09/25/2028(2)	87,607
150,000	1 mo. USD LIBOR + 6.750%, 9.03%, 08/25/2028(2)	179,912
179,606	1 mo. USD LIBOR + 10.750%, 11.24%, 01/25/2029(2)	237,257
49,853	1 mo. USD LIBOR + 12.750%, 15.03%, 10/25/2028(2)	71,393
	FREMF Mortgage Trust
40,000	3.54%, 12/25/2049(1)(3)	36,673
99,000	3.57%, 11/25/2047(1)(3)	96,859
25,000	3.65%, 11/25/2050(1)(3)	23,847
60,000	3.73%, 10/25/2049(1)(3)	56,225
65,000	3.80%, 02/25/2050(1)(3)	62,277
160,000	3.84%, 07/25/2049(1)(3)	159,038
40,000	3.84%, 10/25/2049(1)(3)	37,901
60,000	3.88%, 02/25/2050(1)(3)	57,037
65,000	3.91%, 02/25/2025(1)	62,562
35,000	3.97%, 07/25/2049(1)(3)	33,490
75,000	3.98%, 04/25/2051(1)(3)	68,688
105,000	4.03%, 05/25/2045(1)(3)	106,182
75,000	4.06%, 05/25/2025(1)(3)	72,480
225,000	4.12%, 02/25/2046(1)(3)	226,423
100,000	GMF Floorplan Owner Revolving Trust 2.63%, 07/15/2022(1)	98,294
	GS Mortgage Securities Corp. Trust
125,000	1 mo. USD LIBOR + 1.450%, 3.73%, 07/15/2025(1)(2)	124,998
100,000	1 mo. USD LIBOR + 1.500%, 3.78%, 07/15/2032(1)(2)	100,000
63,000	GS Mortgage Securities Trust 3.51%, 03/10/2050(1)(3)	53,253
48,317	GSR Mortgage Loan Trust 3.02%, 01/25/2035(3)	46,376
100,000	Hertz Vehicle Financing II L.P. 3.29%, 02/25/2024(1)	96,721
90,000	Home Re Ltd. 1 mo. USD LIBOR + 1.600%, 3.83%, 10/25/2028(1)(2)	90,000
75,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.61%, 07/05/2031(1)(3)	73,243
32,061	JP Morgan Mortgage Acquisition Trust 4.93%, 11/25/2036(5)	32,640
	LSTAR Securities Investment Ltd.
48,514	1 mo. USD LIBOR + 1.650%, 3.76%, 11/01/2022(1)(2)	48,463
63,222	1 mo. USD LIBOR + 1.750%, 4.01%, 09/01/2022(1)(2)	63,308
55,162	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(1)(3)	53,845
993,546	Morgan Stanley Bank of America Merrill Lynch Trust 0.83%, 11/15/2052(3)(4)	54,705
	Morgan Stanley Capital I Trust
998,822	1.00%, 07/15/2051(3)(4)	60,094
275,000	1 mo. USD LIBOR + 1.950%, 4.23%, 11/15/2034(1)(2)	275,174
100,000	4.42%, 07/11/2040(1)(3)	89,804
125,342	MortgageIT Mortgage Loan Trust 1 mo. USD LIBOR + 0.200%, 2.48%, 04/25/2036(2)	111,294
60,000	MSCG Trust 1 mo. USD LIBOR + 1.180%, 3.48%, 10/15/2028(1)(2)	60,000
185,000	MSSG Trust 3.87%, 09/13/2039(1)	172,155
155,000	Natixis Commercial Mortgage Securities Trust 1 mo. USD LIBOR + 1.154%, 3.43%, 07/15/2033(1)(2)	154,140
91,798	New Residential Mortgage LLC 4.09%, 07/25/2054(1)	91,395

The accompanying notes are an integral part of these financial statements.

73

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.8% - (continued)
		United States - 3.9% - (continued)
		New Residential Mortgage Loan Trust
	$91,600	3.25%, 09/25/2056(1)(3)	$89,795
	99,271	3.75%, 05/25/2054(1)(3)	98,884
	71,717	3.75%, 11/25/2056(1)(3)	71,177
	149,402	4.00%, 02/25/2057(1)(3)	149,713
	86,348	4.00%, 12/25/2057(1)(3)	86,497
		NRZ Advance Receivables Trust
	151,500	2.58%, 10/15/2049(1)	150,268
	185,000	3.21%, 02/15/2051(1)	183,084
	89,793	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	89,179
	84,626	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)(5)	83,328
	155,000	OneMain Direct Auto Receivables Trust 3.85%, 10/14/2025(1)	155,051
	100,000	OneMain Financial Issuance Trust 4.57%, 02/20/2029(1)	100,686
	100,000	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	99,416
	32,034	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(1)	31,921
	98,090	PRPM LLC 4.00%, 08/25/2023(1)(3)	97,205
	175,000	Santander Drive Auto Receivables Trust 3.17%, 04/17/2023	173,679
	133,735	SG Residential Mortgage Trust 3.74%, 04/27/2048(1)(3)	133,205
	84,810	Slide Funding 1 mo. USD LIBOR + 0.900%, 2.97%, 06/15/2031(1)(2)	84,808
	15,000	STACR Trust 1 mo. USD LIBOR + 3.750%, 6.03%, 04/25/2043(1)(2)	15,746
	100,000	Store Master Funding LLC 3.96%, 10/20/2048(1)	100,052
	50,000	Structured Agency Credit Risk Trust 1 mo. USD LIBOR + 2.100%, 4.23%, 09/25/2048(1)(2)	49,577
		Towd Point Mortgage Trust
	69,549	2.75%, 04/25/2057(1)(3)	68,025
	119,000	1 mo. USD LIBOR + 1.200%, 3.49%, 02/25/2057(1)(2)	119,312
	199,000	3.75%, 04/25/2055(1)(3)	195,433
	120,184	3.75%, 05/25/2058(1)(3)	119,582
	34,767	Vantage Data Centers Issuer LLC 4.07%, 02/16/2043(1)	34,667
	42,994	VOLT LX LLC 3.25%, 06/25/2047(1)(5)	42,649
	47,844	VOLT LXI LLC 3.13%, 06/25/2047(1)(5)	47,378
	73,063	VOLT LXII LLC 3.13%, 09/25/2047(1)(5)	72,464
	110,000	VOLT LXIV LLC 4.63%, 10/25/2047(1)(5)	107,895
	151,606	VOLT LXV LLC 3.75%, 04/25/2048(1)(5)	150,869
	195,000	Wachovia Bank Commercial Mortgage Trust 5.24%, 10/15/2044(1)(3)	174,972
	59,550	Wendys Funding LLC 3.57%, 03/15/2048(1)	57,169
	45,000	Westlake Automobile Receivables Trust 3.41%, 05/15/2023(1)	44,587

			10,351,540

		Total Asset & Commercial Mortgage Backed Securities (cost $12,900,934)	$12,791,984

CORPORATE BONDS - 2.6%
		Argentina - 0.0%
	160,000	YPF S.A. BADLAR + 4.000%, 47.83%, 07/07/2020(2)(6)	$67,552

		British Virgin Islands - 0.1%
HKD	2,000,000	Smart Insight International Ltd. 0.00%, 01/27/2019(6)(7)	250,778

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 2.6% - (continued)
		Canada - 0.1%
	$525,000	New Gold, Inc. 6.38%, 05/15/2025(1)	$420,656

		Cayman Islands - 0.1%
	250,000	Sunny Optical Technology Group Co., Ltd. 3.75%, 01/23/2023(6)	238,768

		Finland - 0.2%
	550,000	Nokia Oyj 4.38%, 06/12/2027	517,275

		Guernsey - 0.1%
	350,000	Credit Suisse Group Funding Guernsey Ltd. 3.13%, 12/10/2020	346,049

		Iceland - 0.1%
EUR	120,000	Arion Banki HF 1.63%, 12/01/2021(6)	138,438

		Luxembourg - 0.1%
	225,000	Codere Finance Luxembourg S.A. 6.75%, 11/01/2021(6)	240,200

		United States - 1.8%
	$220,000	Crown Castle Towers LLC 3.72%, 07/15/2043(1)	219,316
EUR	105,000	Equinix, Inc. 2.88%, 10/01/2025	116,516
	$450,000	General Motors Co. 6.75%, 04/01/2046	459,777
	375,000	Jeld-Wen, Inc. 4.63%, 12/15/2025(1)	336,094
	475,000	KB Home 7.50%, 09/15/2022	501,125
	575,000	Kraft Heinz Foods Co. 4.38%, 06/01/2046	478,401
	325,000	L Brands, Inc. 6.88%, 11/01/2035	276,250
	375,000	M/I Homes, Inc. 5.63%, 08/01/2025	345,000
	450,000	Reynolds American, Inc. 5.85%, 08/15/2045	462,200
	135,000	SBA Tower Trust 3.45%, 03/15/2048(1)	132,120
	456,000	Standard Industries, Inc. 6.00%, 10/15/2025(1)	448,590
	350,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	340,375
	350,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.88%, 06/15/2024	326,812
	550,000	United Technologies Corp. 3.75%, 11/01/2046	457,678

			4,900,254

		Total Corporate Bonds (cost $7,627,572)	$7,119,970

FOREIGN GOVERNMENT OBLIGATIONS - 7.7%
		Argentina - 0.6%
ARS	17,775,000	Argentina POM Politica Monetaria 67.49%, 06/21/2020(3)	$560,000
EUR	900,000	Argentine Republic Government International Bond 5.00%, 01/15/2027(6)	785,008
	$200,000	Bonos De La Nacion Argentina En Moneda Dua 4.50%, 06/21/2019	198,800

			1,543,808

		Canada - 0.8%
CAD	3,200,000	Canadian Government Bond 0.50%, 03/01/2022	2,284,544

		Dominican Republic - 0.2%
	$500,000	Dominican Republic International Bond 7.45%, 04/30/2044(6)	522,500

		Greece - 0.2%
		Hellenic Republic Government Bond
EUR	119,225,000	3.47%, 10/15/2042(3)	405,121
	230,000	3.75%, 01/30/2028(6)	251,037

			656,158

		Iceland - 0.5%
		Iceland Rikisbref
ISK	18,920,000	5.00%, 11/15/2028	143,396
	25,804,286	6.50%, 01/24/2031	219,183

The accompanying notes are an integral part of these financial statements.

74

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.7% - (continued)
		Iceland - 0.5% - (continued)
ISK	112,400,000	8.00%, 06/12/2025	$1,017,364

			1,379,943

		India - 1.1%
		India Government Bond
INR	43,350,000	7.61%, 05/09/2030	568,776
	49,080,000	7.72%, 05/25/2025	659,422
	35,150,000	8.60%, 06/02/2028	495,556
	80,000,000	8.79%, 11/08/2021	1,114,883

			2,838,637

		Indonesia - 0.2%
IDR	7,479,000,000	Indonesia Treasury Bond 8.25%, 07/15/2021	493,858

		Italy - 0.1%
EUR	215,000	Italy Buoni Poliennali Del Tesoro 1.20%, 04/01/2022	235,836

		Japan - 2.1%
JPY	146,000,000	Japan Government Thirty Year Bond 0.70%, 06/20/2048	1,236,682
		Japanese Government CPI Linked Bond
	149,879,100	1.28%, 09/10/2023(8)	1,367,588
	319,449,400	0.20%, 09/10/2024(8)	2,927,590

			5,531,860

		Macedonia - 0.1%
EUR	190,000	Macedonia Government International Bond 2.75%, 01/18/2025(1)	208,472

		Mexico - 0.4%
MXN	24,608,976	Mexican Udibonos 2.00%, 06/09/2022(8)	1,120,474

		Norway - 0.6%
NOK	14,850,000	Norway Government Bond 1.75%, 02/17/2027(1)(6)	1,743,040

		Romania - 0.2%
EUR	450,000	Romanian Government International Bond 3.38%, 02/08/2038(6)	465,095

		Russia - 0.5%
RUB	95,800,000	Russian Federal Bond - OFZ 8.15%, 02/03/2027	1,428,949

		Zambia - 0.1%
	$275,000	Zambia Government International Bond 8.97%, 07/30/2027(6)	186,725

		Total Foreign Government Obligations (cost $24,932,717)	$20,639,899

U.S. GOVERNMENT AGENCIES - 4.0%
		United States - 4.0%
		Mortgage-Backed Agencies - 3.8%
		FHLMC - 0.6%
	4,350,262	0.08%, 10/25/2026(3)(4)	$30,600
	2,279,567	0.25%, 06/25/2025(3)(4)	32,866
	1,480,448	0.28%, 11/25/2023(3)(4)	17,748
	751,162	0.61%, 03/25/2027(3)(4)	31,958
	575,000	1.55%, 10/25/2043(3)(4)	49,793
	100,000	1.64%, 04/25/2044(3)(4)	10,015
	525,000	1.66%, 07/25/2041(3)(4)	34,869
	114,249	1.97%, 11/25/2044(3)(4)	11,428
	210,000	2.00%, 10/25/2044(3)(4)	29,112
	435,000	2.21%, 01/25/2042(3)(4)	43,359
	140,000	2.27%, 08/25/2045(3)(4)	23,520
	385,866	2.50%, 03/15/2028(4)	29,306
	41,156	2.50%, 05/15/2028(4)	3,159
	38,765	3.00%, 05/15/2032(4)	2,739
	49,818	3.00%, 03/15/2033(4)	6,045

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 4.0% - (continued)
	United States - 4.0% - (continued)
	Mortgage-Backed Agencies - 3.8% - (continued)
	FHLMC - 0.6% - (continued)
$500,000	3.00%, 11/01/2048(9)	$472,835
44,719	3.50%, 06/15/2026(4)	2,829
419,278	3.50%, 03/15/2041(4)	51,794
23,926	4.00%, 07/15/2027(4)	2,303
47,631	4.00%, 03/15/2028(4)	4,321
53,032	4.00%, 07/15/2030(4)	5,762
395,000	4.00%, 11/01/2048(9)	395,050
17,611	1 mo. USD LIBOR + 2.200%, 4.49%, 03/25/2025(2)	17,657
125,000	1 mo. USD LIBOR + 2.300%, 4.58%, 09/25/2030(2)	124,937
65,000	1 mo. USD LIBOR + 2.300%, 4.59%, 10/25/2048(2)	64,471
88,427	5.50%, 04/15/2036(4)	19,707
125,000	1 mo. USD LIBOR + 4.350%, 6.63%, 09/25/2030(2)	128,473

		1,646,656

	FNMA - 2.8%
70,000	1 mo. USD LIBOR + 2.40%, 4.68%, 04/25/2031(1)(2)	70,000
322,672	1.48%, 08/25/2044(3)(4)	15,346
78,408	1.58%, 04/25/2055(3)(4)	3,612
217,801	1.58%, 05/25/2046(3)(4)	9,769
144,697	1.74%, 06/25/2055(3)(4)	7,259
4,514	2.78%, 04/01/2022	4,430
130,366	2.85%, 12/01/2027	121,379
72,495	3.00%, 02/25/2027(4)	5,245
47,353	3.00%, 09/25/2027(4)	3,992
26,138	3.00%, 01/01/2031	25,687
3,840,000	3.00%, 11/01/2048(9)	3,632,130
30,000	3.07%, 06/01/2027	28,618
100,000	3.10%, 10/01/2027	95,148
290,904	3.50%, 04/25/2027(4)	27,399
32,286	3.50%, 05/25/2027(4)	3,213
85,339	3.50%, 10/25/2027(4)	8,134
47,864	3.50%, 02/25/2031(4)	4,207
60,544	3.50%, 09/25/2035(4)	9,192
2,178,000	3.50%, 11/01/2048(9)	2,119,892
10,000	3.86%, 12/01/2025	10,117
18,472	3.87%, 10/01/2025	18,696
28,611	3.89%, 05/01/2030	28,622
9,362	3.96%, 05/01/2034	9,370
1,025,000	4.00%, 11/01/2048(9)	1,024,960
13,350	4.06%, 10/01/2028	13,667
100,000	4.50%, 12/25/2041(4)	41,655
235,841	4.50%, 02/25/2043(4)	46,314
261,249	5.14%, 10/01/2024	278,875
20,471	5.46%, 05/25/2042(3)(4)	2,310
83,187	6.00%, 01/25/2042(4)	15,467

		7,684,705

	GNMA - 0.4%
172,214	2.50%, 05/16/2028(4)	10,954
239,503	3.00%, 08/20/2027(4)	20,790
250,272	3.00%, 07/20/2028(4)	19,394
117,600	3.00%, 02/16/2043(4)	18,535
80,000	3.00%, 11/01/2048(9)	76,486
36,198	3.50%, 03/20/2027(4)	3,540
184,653	3.50%, 07/20/2029(4)	20,234
57,008	3.50%, 02/16/2030(4)	5,759
36,271	3.50%, 07/20/2040(4)	4,064
69,348	3.50%, 02/20/2041(4)	8,285
80,527	3.50%, 04/20/2042(4)	10,566
81,267	3.50%, 05/16/2042(4)	17,047

The accompanying notes are an integral part of these financial statements.

75

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 4.0% - (continued)
	GNMA - 0.4% - (continued)
$123,837	3.50%, 10/20/2042(4)	$23,144
126,825	3.50%, 05/20/2043(4)	23,192
215,434	4.00%, 04/16/2026(4)	20,369
90,843	4.00%, 03/20/2047(4)	16,956
114,131	4.00%, 07/20/2047(4)	20,900
94,819	5.00%, 02/16/2040(4)	23,209
73,500	5.50%, 02/16/2047(4)	16,692
57,249	6.00%, 02/20/2046(4)	13,328
575,000	6.00%, 11/01/2048(9)	615,143

		988,587

		10,319,948

	Other Direct Federal Obligations - 0.2%
	SLM Student Loan Trust - 0.2%
	SLM Student Loan Trust
37,703	3 mo. USD LIBOR + 0.040%, 2.53%, 01/25/2019(2)	37,666
158,794	3 mo. USD LIBOR + 1.500%, 3.99%, 04/25/2023(2)	161,484
187,493	3 mo. USD LIBOR + 1.700%, 4.19%, 07/25/2023(2)	191,477

		390,627

		390,627

		10,710,575

	Total U.S. Government Agencies (cost $10,769,291)	$10,710,575

U.S. GOVERNMENT SECURITIES - 3.5%
	United States - 3.5%
	U.S. Treasury Bonds - 1.3%
	U.S. Treasury Bonds
887,851	0.88%, 02/15/2047(8)	$795,424
1,988,728	3.38%, 04/15/2032(8)	2,526,772

		3,322,196

	U.S. Treasury Notes - 2.2%
	U.S. Treasury Notes
1,175,530	0.50%, 01/15/2028(8)	1,110,891
4,567,950	0.63%, 04/15/2023(8)(15)(16)(17)	4,480,873
370,104	0.75%, 07/15/2028(8)	358,904

		5,950,668

	Total U.S. Government Securities (cost $9,590,381)	$9,272,864

COMMON STOCKS - 57.4%
	Argentina - 0.0%
3,335	YPF S.A. ADR*	$50,025

	Australia - 1.0%
107,264	AMP Ltd.	188,091
1,725	BHP Billiton plc	34,411
612	Caltex Australia Ltd.	12,245
2,747	Dexus REIT	19,848
22,813	FAR Ltd.*	2,014
4,134	Folkestone Education Trust REIT	8,364
5,298	Goodman Group REIT	38,937
38,489	IOOF Holdings Ltd.	186,160
3,438	Karoon Gas Australia Ltd.*	2,602
8,494	Nufarm Ltd.	34,349
255,897	OceanaGold Corp.	736,716
13,864	Orora Ltd.	33,040
999,232	Perseus Mining Ltd.*	256,104
139,722	Ramelius Resources Ltd.*	41,153

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	Australia - 1.0% - (continued)
498,636	Resolute Mining Ltd.	$368,628
143,410	Silver Lake Resources Ltd.*	52,595
120,716	Sydney Airport	551,741

		2,566,998

	Austria - 0.5%
9,696	BAWAG Group AG(1)	418,275
465	CA Immobilien Anlagen AG	15,137
34,003	Wienerberger AG	782,103

		1,215,515

	Belgium - 0.4%
9,004	Ageas	450,516
22,306	Euronav N.V.	207,707
5,521	Melexis N.V.	363,111
897	Telenet Group Holding N.V.	43,458
1,037	UCB S.A.	87,087
435	Umicore S.A.	20,477
144	Warehouses De Pauw CVA REIT	18,675

		1,191,031

	Bermuda - 0.5%
26,112	Bank of NT Butterfield & Son Ltd.	1,052,052
16,189	Marvell Technology Group Ltd.	265,662
2,751	Triton International Ltd.	88,500

		1,406,214

	Brazil - 0.0%
2,101	Cia de Saneamento do Parana	29,159
2,790	Petroleo Brasileiro S.A.	22,731
2,969	Petroleo Brasileiro S.A. ADR	48,246
1,560	Ultrapar Participacoes S.A.	18,549

		118,685

	British Virgin Islands - 0.0%
53,381	Atlas Mara Ltd.*	116,637

	Canada - 1.7%
6,716	AltaGas Canada, Inc.*	72,953
7,813	Bank of Nova Scotia	419,301
458	BCE, Inc.	17,726
473	Boardwalk Real Estate Investment Trust REIT	17,609
192	Brookfield Asset Management, Inc. Class A	7,824
1,443	Cameco Corp.	15,455
9,051	Canadian Imperial Bank of Commerce	781,585
64	Canadian Natural Resources Ltd.	1,756
122,567	Centerra Gold, Inc.*	478,556
2,402	Dream Global Real Estate Investment Trust	24,486
5,686	EcoSynthetix, Inc.*	7,602
2,927	Encana Corp.	29,883
12,534	Equitable Group, Inc.	576,024
53,095	Fairfax India Holdings Corp.*(1)	673,776
4,533	First Quantum Minerals Ltd.	45,246
45,937	Gluskin Sheff + Associates, Inc.	391,517
1,581	Killam Apartment Real Estate Investment Trust REIT	19,419
2,318	Magna International, Inc.	114,117
812	Methanex Corp.(10)	52,561
27,344	Parex Resources, Inc.*	398,180
1,009	Seven Generations Energy Ltd. Class A*	10,815
16,318	SSR Mining, Inc.*	159,901
37	Suncor Energy, Inc.	1,241
28,842	Teranga Gold Corp.*	79,091
3,621	TransCanada Corp.	136,539
16,095	Trican Well Service Ltd.*	22,007
459	Waste Connections, Inc.	35,086

		4,590,256

The accompanying notes are an integral part of these financial statements.

76

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	China - 1.7%
8,288	Alibaba Group Holding Ltd. ADR*	$1,179,217
1,779	Baozun, Inc. ADR*(10)	70,822
90,346	China Longyuan Power Group Corp. Ltd. Class H	68,754
2,430	China Oilfield Services Ltd. Class H	2,267
23	China Petroleum & Chemical Corp. ADR	1,855
2,347	China Petroleum & Chemical Corp. Class H	1,912
7,545	China Shenhua Energy Co., Ltd. Class H	17,070
140,988	China Telecom Corp. Ltd. Class H	66,706
39,800	CNOOC Ltd.	67,779
2,661	ENN Energy Holdings Ltd.	22,705
59,548	Gree Electric Appliances, Inc. of Zhuhai Class A*	327,152
23,116	Hangzhou Hikvision Digital Technology Co., Ltd. Class A	80,848
8,860	PetroChina Co., Ltd. Class H	6,370
45,600	Ping An Insurance Group Co. of China Ltd. Class H	431,104
64,061	Sunny Optical Technology Group Co., Ltd.	559,309
48,195	Tencent Holdings Ltd.	1,651,125

		4,554,995

	Colombia - 0.0%
6,099	CEMEX Latam Holdings S.A.*	9,472
18,967	Grupo Energia Bogota S.A. ESP	10,928

		20,400

	Croatia - 0.1%
28,349	Valamar Riviera DD	161,940
3,084	Zagrebacka Banka dd	28,187

		190,127

	Czech Republic - 0.1%
92,063	Moneta Money Bank AS(1)	305,250

	Denmark - 0.3%
11,700	AP Moller - Maersk A/S ADR	73,710
602	AP Moller - Maersk A/S Class B	759,850
340	Genmab A/S*	46,524
762	Zealand Pharma A/S ADR*	9,715

		889,799

	Estonia - 0.1%
132,462	Tallinna Sadam AS*(1)	309,818

	Finland - 0.4%
1,304	DNA Oyj	25,555
323	Elisa Oyj	12,851
779	Kemira Oyj	9,554
413	Neste Oyj	33,914
127,097	Nokia Oyj ADR	714,285
704	Tikkurila Oyj	9,587
9,233	Wartsila Oyj ABP	157,105

		962,851

	France - 3.0%
1,176	Airbus SE	129,965
15,795	Alstom S.A.	689,810
5,126	Amundi S.A.(1)	304,514
417	Arkema S.A.	43,749
7,454	BNP Paribas S.A.	388,458
20,029	Cie de Saint-Gobain	754,521
1,715	Cie Generale des Etablissements Michelin SCA	175,572
164	Dassault Aviation S.A.	272,131
6,071	Eiffage S.A.	592,906
2,627	Engie S.A.	34,905
428	EssilorLuxottica S.A.	58,456
104	Gecina S.A. REIT	15,253
940	JCDecaux S.A.	30,858
10,025	Kaufman & Broad S.A.	411,157
817	Legrand S.A.	53,351

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	France - 3.0% - (continued)
459	LVMH Moet Hennessy Louis Vuitton SE	$139,263
7,215	Nexity S.A.	345,028
1,464	Pernod Ricard S.A.	223,240
4,755	Peugeot S.A.	113,030
977	Remy Cointreau S.A.	115,966
885	Safran S.A.	114,367
12,656	Schneider Electric SE	915,169
4,724	Television Francaise	48,049
6,244	Thales S.A.	797,471
6,786	Total S.A. ADR	397,660
90	Unibail-Rodamco-Westfield	16,286
9,955	Vinci S.A.	885,989

		8,067,124

	Georgia - 0.2%
10,006	Bank of Georgia Group plc	199,442
11,868	TBC Bank Group plc	256,368

		455,810

	Germany - 1.1%
1,950	Beiersdorf AG	201,625
623	Bertrandt AG	51,556
1,139	Brenntag AG	59,484
81	Daimler AG	4,798
798	Deutsche Wohnen SE	36,501
75,433	E.ON SE	729,442
9,100	Hapag-Lloyd AG(1)	336,479
26,385	Infineon Technologies AG	528,673
234	LEG Immobilien AG	25,578
8,985	Rheinmetall AG	777,595
202	Siemens Healthineers AG*(1)	8,360
117	Siltronic AG	10,715
945	Volkswagen AG	156,186

		2,926,992

	Greece - 1.0%
31,538	Aegean Airlines S.A.	238,620
12,640	Autohellas S.A.	326,421
23,369	Frigoglass SAIC*	4,050
67,318	GEK Terna Holding Real Estate Construction S.A.*	355,892
75,769	Grivalia Properties REIC A.E. REIT	651,372
58,007	Hellenic Telecommunications Organization S.A.	646,453
47,671	OPAP S.A.	447,870

		2,670,678

	Hong Kong - 0.4%
104,900	AIA Group Ltd.	797,979
130,541	AMVIG Holdings Ltd.	32,627
2,599	China Overseas Land & Investment Ltd.	8,171
6,787	CK Infrastructure Holdings Ltd.	49,671
6,861	Galaxy Entertainment Group Ltd.	37,249
27,465	Guangdong Investment Ltd.	49,170
2,396	Henderson Land Development Co., Ltd.	11,175
5,875	Link REIT	52,212
14,745	Nine Dragons Paper Holdings Ltd.	14,121
64,055	Pacific Basin Shipping Ltd.	14,035
15,075	Sino Biopharmaceutical Ltd.	13,606
19,750	SUNeVision Holdings Ltd.	10,665
4,480	Swire Properties Ltd.	15,310
12,052	Techtronic Industries Co., Ltd.	56,750

		1,162,741

	Iceland - 1.0%
3,830,142	Eik fasteignafelag HF*	233,113
263,019	Eimskipafelag Islands HF	383,977
544,178	N1 HF*	543,798
2,350,101	Origo HF*	429,101

The accompanying notes are an integral part of these financial statements.

77

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	Iceland - 1.0% - (continued)
835,310	Reitir fasteignafelag HF	$489,843
15,989,617	Siminn HF	498,422

		2,578,254

	India - 4.6%
104,815	Apollo Tyres Ltd.	309,700
12,553	Bajaj Auto Ltd.	440,204
320,928	Bank of Baroda*	480,506
82,582	Bharat Dynamics Ltd.	315,289
261,408	Bharat Electronics Ltd.	328,869
165,947	Bharti Infratel Ltd.	603,539
62,724	Container Corp. Of India Ltd.	538,038
57,263	Dilip Buildcon Ltd.(1)	328,081
196,218	Gateway Distriparks Ltd.	353,999
42,551	Godrej Properties Ltd.*	344,724
185,127	Gujarat Pipavav Port Ltd.	250,508
56,240	Hindustan Aeronautics Ltd.	578,853
132,122	ICICI Bank Ltd.	633,699
6,802	ICICI Bank Ltd. ADR	64,551
125,924	Indraprastha Gas Ltd.	455,407
18,898	InterGlobe Aviation Ltd.(1)	226,925
193,632	IRB Infrastructure Developers Ltd.	365,837
69,769	ITC Ltd.	264,392
171,984	J Kumar Infraprojects Ltd.	292,831
389,315	Jammu & Kashmir Bank Ltd.*	222,443
30,565	Larsen & Toubro Ltd.	537,123
69,736	LIC Housing Finance Ltd.	387,481
570	MRF Ltd.	497,366
254,549	NTPC Ltd.	549,594
99,654	Oberoi Realty Ltd.	570,874
175,694	PC Jeweller Ltd.	139,001
8,431	Phoenix Mills Ltd.	63,355
222,476	Power Grid Corp. of India Ltd.	559,230
13,237	SRF Ltd.	345,845
189,146	State Bank of India*	719,818
26,428	Tata Motors Ltd.*	64,035
9,672	Tejas Networks Ltd.*(1)	33,245
57,401	Thomas Cook India Ltd.	162,261
36,165	TVS Motor Co., Ltd.	266,336

		12,293,959

	Indonesia - 0.0%
79,737	Link Net Tbk PT	23,026

	Ireland - 1.2%
279,945	Bank of Cyprus Holdings plc*	563,134
387,277	Cairn Homes plc*	622,005
27,994	CRH plc	835,868
486,425	Glenveagh Properties plc*(1)	460,594
342,678	Hibernia plc REIT	539,507
1,192	Smurfit Kappa Group plc	38,753
12,842	Tarsus Group plc	45,961

		3,105,822

	Israel - 0.0%
2,264	Teva Pharmaceutical Industries Ltd. ADR	45,235

	Italy - 0.6%
81,474	Banca Farmafactoring S.p.A.(1)	419,093
9,274	Buzzi Unicem S.p.A.	178,081
16,193	Davide Campari-Milano S.p.A.	124,625
14,618	Enel S.p.A.	71,673
6,575	Eni S.p.A.	116,770
7,671	Italgas S.p.A.	39,579
71,195	Leonardo S.p.A.	771,804

		1,721,625

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	Japan - 7.3%
12,024	ADEKA Corp.	$178,144
5,832	Aeon Delight Co., Ltd.	194,717
17,908	Amada Holdings Co., Ltd.	168,708
3,746	Asahi Intecc Co., Ltd.	153,415
4,443	Bandai Namco Holdings, Inc.	158,059
3,105	Bridgestone Corp.	119,727
9,739	Canon Marketing Japan, Inc.	184,291
438	Central Japan Railway Co.	84,056
760	Chugai Pharmaceutical Co., Ltd.	44,496
7	Comforia Residential REIT, Inc. REIT	16,745
3,078	Computer Engineering & Consulting Ltd.	66,226
1,637	CYBERDYNE, Inc.*	11,531
4,044	Daifuku Co., Ltd.	173,675
1,400	Daiichi Sankyo Co., Ltd.	53,512
3,572	Daikin Industries Ltd.	414,037
15,127	DeNA Co., Ltd.	251,620
1,480	Dentsu, Inc.	68,642
1,052	Disco Corp.	167,226
3,356	DTS Corp.	116,597
290	East Japan Railway Co.	25,328
2,350	Eisai Co., Ltd.	195,709
3,901	Enplas Corp.	105,973
1,857	FANUC Corp.	323,057
1,147	Fuji Corp.	15,987
776	Fujimi, Inc.	17,711
4,479	Fujitsu Frontech Ltd.	49,925
3,460	Fukushima Industries Corp.	157,606
2,288	GMO Payment Gateway, Inc.	110,845
10,360	Happinet Corp.	157,288
2,348	Harmonic Drive Systems, Inc.	71,378
22,432	Hazama Ando Corp.	154,901
6,094	Hitachi High-Technologies Corp.	228,704
1,802	Hoya Corp.	101,949
24	Ichigo Office REIT Investment REIT	19,700
7,199	Inaba Denki Sangyo Co., Ltd.	289,853
4,241	Infomart Corp.	44,015
4,442	Inter Action Corp.	82,088
5,628	Iriso Electronics Co., Ltd.	237,692
1,936	ITOCHU Corp.	35,905
3,232	Jafco Co., Ltd.	124,530
6,905	JGC Corp.	133,659
15,234	JSR Corp.	227,035
4,500	JXTG Holdings, Inc.	30,406
4,404	KDDI Corp.	106,576
1,047	Keyence Corp.	511,480
8,088	Kinden Corp.	129,682
567	Kobe Steel Ltd.	4,559
9,876	Kumagai Gumi Co., Ltd.	257,945
5,228	Kyocera Corp.	282,954
258	Kyoritsu Maintenance Co., Ltd.	11,462
4,700	Kyushu Electric Power Co., Inc.	54,600
2,181	Lasertec Corp.	62,793
2,770	Mabuchi Motor Co., Ltd.	98,532
4,750	Makino Milling Machine Co., Ltd.	180,776
4,128	Marui Group Co., Ltd.	88,883
8,846	Maxell Holdings Ltd.	112,722
3,056	Medical Data Vision Co., Ltd.*	48,114
5,676	Melco Holdings, Inc.	189,499
13,392	Mimasu Semiconductor Industry Co., Ltd.	175,791
1,606	Minebea Mitsumi, Inc.	24,569
2,269	Mitsubishi Chemical Holdings Corp.	17,688
1,746	Mitsubishi Corp.	49,142
2,897	Mitsubishi Electric Corp.	36,674
71,226	Mitsubishi UFJ Financial Group, Inc.	431,094
2,305	Mitsui Fudosan Co., Ltd.	51,914

The accompanying notes are an integral part of these financial statements.

78

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	Japan - 7.3% - (continued)
8,429	MS&AD Insurance Group Holdings, Inc.	$253,184
1,149	Murata Manufacturing Co., Ltd.	178,825
15,000	Nabtesco Corp.	329,263
34,400	Nexon Co., Ltd.*	392,409
2,750	NGK Spark Plug Co., Ltd.	55,647
3,739	Nidec Corp.	480,255
1,160	Nintendo Co., Ltd.	362,155
6	Nippon Accommodations Fund, Inc. REIT	27,503
2,950	Nippon Seiki Co., Ltd.	51,914
222	Nippon Shokubai Co., Ltd.	14,323
1,173	Nippon Telegraph & Telephone Corp. ADR	47,506
22,862	Nippon Television Holdings, Inc.	364,768
3,066	Nippon Thompson Co., Ltd.	17,730
1,038	Nippon Yusen KK	16,739
11,464	Nishimatsuya Chain Co., Ltd.	102,042
22,393	Nissan Motor Co., Ltd.	203,726
15,540	Nissin Electric Co., Ltd.	126,957
7,807	Noritz Corp.	113,364
4,211	NSD Co., Ltd.	89,154
5,709	NTT DOCOMO, Inc.	141,577
10,636	Ono Pharmaceutical Co., Ltd.	241,369
182	Oriental Land Co., Ltd.	17,121
5,608	PAL GROUP Holdings Co., Ltd.	164,308
201	PKSHA Technology, Inc.*	16,376
2,928	Raksul, Inc.*	74,031
19,124	San-In Godo Bank Ltd.	145,101
3,173	Sanyo Chemical Industries Ltd.	145,394
2,645	SCREEN Holdings Co., Ltd.	143,789
1,874	Shimamura Co., Ltd.	157,631
2,641	Shin-Etsu Chemical Co., Ltd.	220,683
411	SHO-BOND Holdings Co., Ltd.	29,243
15,210	Siix Corp.	206,509
434	SMC Corp.	138,331
1,762	SoftBank Group Corp.	139,442
3,075	Sony Corp.	166,409
29,278	Sony Financial Holdings, Inc.	675,427
3,880	Sumco Corp.	52,368
17,116	Sumitomo Electric Industries Ltd.	233,421
3,840	Sumitomo Mitsui Trust Holdings, Inc.	152,577
875	Sumitomo Realty & Development Co., Ltd.	30,065
3,607	Suzuki Motor Corp.	179,869
7,211	T&D Holdings, Inc.	115,273
5,181	Tachi-S Co., Ltd.	73,024
7,700	Tadano Ltd.	82,487
2,899	Taihei Dengyo Kaisha Ltd.	68,308
4,594	Taisei Corp.	196,478
1,210	Takeda Pharmaceutical Co., Ltd.	50,166
19,692	Takuma Co., Ltd.	251,002
7,675	Tazmo Co., Ltd.	67,748
2,432	TDK Corp.	209,711
2,426	Toei Co., Ltd.	264,887
10,444	Tokai Rika Co., Ltd.	190,437
2,567	Token Corp.	166,286
20,734	Tokio Marine Holdings, Inc.	976,823
2,670	Tokyo Electron Ltd.	360,313
1,112	Tokyo Gas Co., Ltd.	27,347
3,454	Tokyo Seimitsu Co., Ltd.	83,059
9,122	Toshiba Plant Systems & Services Corp.	186,457
3,730	Toyota Industries Corp.	183,226
3,093	Toyota Motor Corp.	181,191
5,820	Yamaha Motor Co., Ltd.	137,642
5,588	Yamato Kogyo Co., Ltd.	147,265
7,868	Yamazen Corp.	86,115
5,321	Yodogawa Steel Works Ltd.	115,503
4,534	Yume No Machi Souzou Iinkai Co., Ltd.	94,708

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	Japan - 7.3% - (continued)
1,170	Zeon Corp.	$11,300
3,836	ZOZO, Inc.	92,041

		19,611,419

	Luxembourg - 0.1%
1,372	ArcelorMittal	34,149
787	Ardagh Group S.A.	10,373
1,684	Millicom International Cellular S.A.	95,032
796	Spotify Technology S.A.*	119,153
2,534	Tenaris S.A. ADR	74,069

		332,776

	Malaysia - 0.1%
324,526	Inari Amertron Bhd	152,436

	Mauritius - 0.2%
76,803	MCB Group Ltd.	610,230

	Mexico - 0.0%
62,290	America Movil S.A.B. de C.V. Class L	45,046
5,700	Corp. Inmobiliaria Vesta S.A.B. de C.V.	6,945
3,161	Mexichem S.A.B. de C.V.	8,268

		60,259

	Netherlands - 1.0%
195	Akzo Nobel N.V.	16,373
1,047	ASML Holding N.V.	180,339
1,901	Heineken N.V.	171,028
719	IMCD N.V.	48,757
30,547	ING Groep N.V.	361,401
295	InterXion Holding N.V.*	17,367
413	Koninklijke DSM N.V.	36,058
11,069	Koninklijke KPN N.V.	29,206
790	Koninklijke Philips N.V.	29,464
4,136	NXP Semiconductors N.V.	310,159
8,948	Royal Dutch Shell plc Class A	285,066
45,340	Van Lanschot Kempen N.V.	1,110,498
754	Wolters Kluwer N.V.	42,778

		2,638,494

	New Zealand - 0.3%
95,366	Auckland International Airport Ltd.	436,115
58,124	Millennium & Copthorne Hotels New Zealand Ltd.	118,148
14,118	New Zealand Refining Co., Ltd.	21,715
81,464	Tourism Holdings Ltd.	266,259
2,962	Xero Ltd.*	83,967

		926,204

	Norway - 0.1%
139	Aker BP ASA	4,559
1,557	Equinor ASA	40,274
17,810	Kongsberg Gruppen ASA	292,429
7,016	Norsk Hydro ASA	36,383

		373,645

	Philippines - 0.0%
233,524	Cemex Holdings Philippines, Inc.*(1)	9,253

	Portugal - 0.2%
1,432,611	Banco Comercial Portugues S.A.*	385,353
2,367	Galp Energia SGPS S.A.	41,158

		426,511

	Romania - 0.1%
53,533	BRD-Groupe Societe Generale S.A.	169,533

	Russia - 0.1%
415	Gazprom Neft PJSC ADR	12,317
1,007	LUKOIL PJSC ADR	75,081
6,810	Rosneft Oil Co. PJSC GDR	47,713

The accompanying notes are an integral part of these financial statements.

79

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	Russia - 0.1% - (continued)
7,284	Yandex N.V. Class A*	$219,467

		354,578

	Singapore - 0.2%
31,477	BW LPG Ltd.*(1)	148,515
9,237	Kulicke & Soffa Industries, Inc.	187,788
5,727	Sea Ltd. ADR*	74,737
8,717	Venture Corp. Ltd.	96,499

		507,539

	Slovenia - 0.1%
4,703	Zavarovalnica Triglav DD	144,890

	South Africa - 0.1%
6,903	MTN Group Ltd.	40,085
18,863	Nampak Ltd.*	19,031
545	Naspers Ltd. Class N	95,594
1,845	Vodacom Group Ltd.	15,558

		170,268

	South Korea - 1.0%
192	CJ ENM Co., Ltd.	38,202
2,489	Douzone Bizon Co., Ltd.	95,132
2,973	Hankook Tire Co., Ltd.	108,009
7,784	HyVision System, Inc.	80,927
4,204	Koh Young Technology, Inc.	333,115
3,464	KT Corp. ADR	47,942
518	NCSoft Corp.	195,782
8,962	S&T Motiv Co., Ltd.	207,448
282	S-Oil Corp.	30,772
26,381	Samsung Electronics Co., Ltd.	987,594
8,239	SK Hynix, Inc.	496,197

		2,621,120

	Spain - 0.5%
8,472	Aedas Homes SAU*(1)	219,169
710	Arima Real Estate SOCIMI S.A.*	7,559
971	Cellnex Telecom S.A.(1)	24,155
16,367	Iberdrola S.A.	115,810
32,603	Metrovacesa S.A.*(1)	401,026
22,297	Neinor Homes S.A.*(1)	358,862
239,522	Unicaja Banco S.A.(1)	306,609

		1,433,190

	Sweden - 0.6%
3,145	Assa Abloy AB Class B	62,557
1,346	BillerudKorsnas AB	15,944
402	Catena AB	8,171
19,367	Cloetta AB Class B	58,376
1,043	D Carnegie & Co. AB*	17,826
697	Fastighets AB Balder Class B*	17,480
873	Lundin Petroleum AB	26,560
73,135	Resurs Holding AB(1)	484,482
5,652	Sandvik AB	89,351
87,806	Telefonaktiebolaget LM Ericsson ADR	760,400

		1,541,147

	Switzerland - 0.9%
4,434	ABB Ltd. ADR	88,946
10,298	LafargeHolcim Ltd.*	476,905
7,108	Nestle S.A.	600,079
3,243	Novartis AG	283,997
153	Roche Holding AG	37,234
18,044	STMicroelectronics N.V.	274,295
6,168	TE Connectivity Ltd.	465,191
7	Tecan Group AG	1,579
22,708	UBS Group AG*	317,392

		2,545,618

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	Taiwan - 1.5%
11,253	Airtac International Group	$97,082
8,241	ASPEED Technology, Inc.	121,438
12,160	Catcher Technology Co., Ltd.	122,952
154,905	Chroma ATE, Inc.	545,700
70,869	E Ink Holdings, Inc.	56,118
11,065	Elite Material Co., Ltd.	22,179
11,193	Ennoconn Corp.	74,444
1,965	Formosa Sumco Technology Corp.	6,736
8,162	Global Unichip Corp.	55,774
36,870	Globalwafers Co., Ltd.	293,505
116,587	Hota Industrial Manufacturing Co., Ltd.	490,848
43,234	Kingpak Technology, Inc.	172,642
12,885	Land Mark Optoelectronics Corp.	85,642
705	Largan Precision Co., Ltd.	77,031
71,553	Pan Jit International, Inc.*	51,737
5,590	Silergy Corp.	71,219
208,311	Sino-American Silicon Products, Inc.*	390,084
130,174	Taiwan Semiconductor Manufacturing Co., Ltd.	977,266
36,672	Vanguard International Semiconductor Corp.	67,849
2,828	Voltronic Power Technology Corp.	45,776
33,418	Walsin Technology Corp.	141,214
13,959	Yageo Corp.	143,137

		4,110,373

	Thailand - 0.0%
68,487	Precious Shipping PCL*	23,759

	United Arab Emirates - 0.0%
19,397	Abu Dhabi National Oil Co. for Distribution PJSC	11,723

	United Kingdom - 3.5%
4,614	Anglo American plc	98,478
11,522	Aptiv plc	884,890
10,987	Assured Guaranty Ltd.	439,260
6,468	AstraZeneca plc ADR	250,829
114,393	Babcock International Group plc	892,061
138,466	BAE Systems plc	928,454
15,012	British American Tobacco plc	650,774
33,562	BT Group plc	102,767
523,563	Cobham plc*	718,669
2,433	Coca-Cola European Partners plc	110,677
318	Croda International plc	19,587
6,659	Diageo plc	230,212
17,933	Domino’s Pizza Group plc	64,878
17,228	Georgia Capital plc*	257,644
22,421	Glencore plc	91,246
7,157	Grainger plc	24,726
650	Hikma Pharmaceuticals plc	15,766
11,206	KAZ Minerals plc	73,990
426	Linde plc	70,490
2,017	National Grid plc	21,308
799	NMC Health plc	36,027
11,928	nVent Electric plc	291,282
31,666	Prudential plc	634,068
154,668	QinetiQ Group plc	547,854
1,386	Rio Tinto plc	67,291
3,113	RPC Group plc	30,343
165,475	Sabre Insurance Group plc(1)	558,387
2,993	Safestore Holdings plc REIT	20,437
2,082	Severn Trent plc	49,477
3,805	Smith & Nephew plc	61,850
36,246	Ultra Electronics Holdings plc	666,220
6,370	Unilever plc	337,416
1,840	UNITE Group plc	20,034
1,976	Vivo Energy plc(1)	2,897

		9,270,289

The accompanying notes are an integral part of these financial statements.

80

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	United States - 19.6%
840	3M Co.	$159,818
2,354	Abbott Laboratories	162,285
1,124	Acadia Healthcare Co., Inc.*	46,646
571	Acadia Realty Trust REIT	15,897
382	Accenture plc Class A	60,211
29,375	Advanced Micro Devices, Inc.*	534,919
193	AdvanSix, Inc.*	5,354
4,288	AES Corp.	62,519
163	Aetna, Inc.	32,339
832	AGCO Corp.	46,625
342	Agree Realty Corp. REIT	19,586
260,689	Alacer Gold Corp.*	425,752
774	Alcoa Corp.*	27,082
18,525	Alexander & Baldwin, Inc.	361,979
357	Alexandria Real Estate Equities, Inc. REIT	43,636
2,543	Alkermes plc*	103,831
1,391	Allergan plc	219,792
545	Alliance Data Systems Corp.	112,368
1,484	Alliant Energy Corp.	63,782
33,475	Allscripts Healthcare Solutions, Inc.*	398,687
599	Alnylam Pharmaceuticals, Inc.*	48,178
419	Alphabet, Inc. Class A*	456,953
978	Alphabet, Inc. Class C*	1,053,081
442	Alta Mesa Resources, Inc.*(10)	1,392
5,918	Altria Group, Inc.	384,907
694	Amazon.com, Inc.*	1,109,019
10,296	American Axle & Manufacturing Holdings, Inc.*	156,190
9,403	American Tower Corp. REIT	1,465,081
842	American Vanguard Corp.	13,556
1,284	AMETEK, Inc.	86,131
1,857	Amneal Pharmaceuticals, Inc.*	34,262
830	Anadarko Petroleum Corp.	44,156
4,874	Anthem, Inc.	1,343,128
1,092	Apple, Inc.	238,995
2,019	Archer-Daniels-Midland Co.	95,398
1,310	Arena Pharmaceuticals, Inc.*	46,715
348,763	Argonaut Gold, Inc.*	341,756
1,426	AT&T, Inc.	43,750
519	athenahealth, Inc.*	66,193
1,476	Avangrid, Inc.	69,387
2,138	Baker Hughes a GE Co.	57,063
1,721	Ball Corp.	77,101
26,778	Bank of America Corp.	736,395
520	Baxter International, Inc.	32,505
332	Biogen, Inc.*	101,018
55,458	Bizlink Holding, Inc.	296,731
650	Bluebird Bio, Inc.*	74,555
906	Boeing Co.	321,503
943	Boise Cascade Co.	29,035
56	Booking Holdings, Inc.*	104,976
248	Boston Properties, Inc. REIT	29,948
7,815	Boston Scientific Corp.*	282,434
6,196	Bristol-Myers Squibb Co.	313,146
678	Broadcom, Inc.	151,526
108	C&J Energy Services, Inc.*	2,028
436	Cabot Corp.	21,224
1,678	Cabot Oil & Gas Corp.	40,658
52	Cactus, Inc. Class A*	1,740
667	Callon Petroleum Co.*	6,650
447	Camden Property Trust REIT	40,351
5,702	Capital One Financial Corp.	509,189
677	Cardinal Health, Inc.	34,256
758	Caterpillar, Inc.	91,961
675	Celanese Corp. Series A	65,435
323	Celgene Corp.*	23,127

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	United States - 19.6% - (continued)
4,353	Centene Corp.*	$567,283
232	Centennial Resource Development, Inc. Class A*	4,445
9,949	Cerner Corp.*	569,879
511	Charter Communications, Inc. Class A*	163,709
508	Chesapeake Lodging Trust REIT	14,930
2,211	Chevron Corp.	246,858
8,856	Ciena Corp.*	276,839
5,378	Cigna Corp.	1,149,870
87	Cimarex Energy Co.	6,914
1,503	Cinemark Holdings, Inc.	62,480
25,262	Cisco Systems, Inc.	1,155,736
12,428	Citigroup, Inc.	813,537
737	Columbia Property Trust, Inc. REIT	16,546
11,038	Comcast Corp. Class A	420,989
489	Concho Resources, Inc.*	68,015
847	ConocoPhillips	59,205
201	Continental Resources, Inc.*	10,589
103	Coresite Realty Corp. REIT	9,668
481	Corporate Office Properties Trust REIT	12,429
994	Costco Wholesale Corp.	227,258
15,854	Coty, Inc. Class A	167,260
818	Crown Holdings, Inc.*	34,593
1,146	Danaher Corp.	113,912
654	Deere & Co.	88,578
464	Devon Energy Corp.	15,034
444	Diamondback Energy, Inc.	49,888
661	Douglas Emmett, Inc. REIT	23,922
1,841	DowDuPont, Inc.	99,267
957	Duke Energy Corp.	79,077
1,680	Eaton Corp. plc	120,406
1,079	Edison International	74,872
692	Edwards Lifesciences Corp.*	102,139
100	Elanco Animal Health, Inc.*	3,048
2,922	Eli Lilly & Co.	316,862
810	EOG Resources, Inc.	85,325
1,232	Equifax, Inc.	124,974
65	Equinix, Inc. REIT	24,618
272	Equity LifeStyle Properties, Inc. REIT	25,756
128	Essex Property Trust, Inc. REIT	32,100
2,593	Etsy, Inc.*	110,254
1,285	Eversource Energy	81,289
407	Exelon Corp.	17,831
11,278	ExlService Holdings, Inc.*	722,920
1,031	Expedia Group, Inc.	129,318
240	Extra Space Storage, Inc. REIT	21,614
5,458	Exxon Mobil Corp.	434,893
402	Facebook, Inc. Class A*	61,020
1,297	FleetCor Technologies, Inc.*	259,439
15,120	Flex Ltd.*	118,843
483	FMC Corp.	37,713
3,770	FormFactor, Inc.*	46,145
1,172	Fortive Corp.	87,021
2,006	Freshpet, Inc.*	76,429
805	General Dynamics Corp.	138,927
12,385	General Electric Co.	125,089
9,141	General Motors Co.	334,469
5,858	Genpact Ltd.	160,568
1,165	Global Blood Therapeutics, Inc.*	40,880
3,311	Global Payments, Inc.	378,216
1,125	GoDaddy, Inc. Class A*	82,316
1,839	Granite Construction, Inc.	84,079
5,208	Graphic Packaging Holding Co.	57,340
2,613	Greenbrier Cos., Inc.	123,987
4,721	GreenSky, Inc. Class A*	62,223
1,690	Guidewire Software, Inc.*	150,359

The accompanying notes are an integral part of these financial statements.

81

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	United States - 19.6% - (continued)
2,944	Halliburton Co.	$102,098
3,415	Harris Corp.	507,845
800	HCA Healthcare, Inc.	106,824
1,659	HCP, Inc. REIT	45,705
607	Heron Therapeutics, Inc.*	16,850
245	Hess Corp.	14,063
18,735	Hilltop Holdings, Inc.	372,826
1,103	Hilton Worldwide Holdings, Inc.	78,501
17,743	HMS Holdings Corp.*	511,353
2,471	Home Depot, Inc.	434,599
400	Honeywell International, Inc.	57,928
1,328	Hormel Foods Corp.	57,954
5,992	Hostess Brands, Inc.*	62,317
5,633	Houghton Mifflin Harcourt Co.*	37,741
3,668	Humana, Inc.	1,175,264
210	Hyatt Hotels Corp. Class A	14,532
1,181	Incyte Corp.*	76,552
4,146	Ingersoll-Rand plc	397,767
34	Ingevity Corp.*	3,097
861	International Paper Co.	39,055
1,344	Interpublic Group of Cos., Inc.	31,127
770	Invitation Homes, Inc. REIT	16,848
3,624	Ironwood Pharmaceuticals, Inc.*	47,474
695	Itron, Inc.*	36,237
317	Jagged Peak Energy, Inc.*(10)	3,905
409	JBG SMITH Properties REIT	15,329
8,516	JetBlue Airways Corp.*	142,473
1,152	Johnson & Johnson	161,268
13,272	Johnson Controls International plc	424,306
414	Kennedy-Wilson Holdings, Inc.	7,858
4,211	Kinder Morgan, Inc.	71,671
2,919	KLA-Tencor Corp.	267,205
1,784	Kosmos Energy Ltd.*	11,578
510	Laredo Petroleum, Inc.*	2,672
15,402	Leidos Holdings, Inc.	997,742
1,658	Lennox International, Inc.	349,656
1,011	Liberty Global plc Class A*	25,912
2,153	Liberty Global plc Class C*	53,911
1,781	Liberty Media Corp-Liberty Formula One Class C*	58,915
721	Liberty Oilfield Services, Inc. Class A(10)	13,685
371	LifePoint Health, Inc.*	24,063
2,687	Lindblad Expeditions Holdings, Inc.*	36,301
843	Lockheed Martin Corp.	247,716
730	Louisiana-Pacific Corp.	15,892
1,748	Lowe’s Cos., Inc.	166,445
219	LyondellBasell Industries N.V. Class A	19,550
2,028	M&T Bank Corp.	335,451
1,192	Marathon Oil Corp.	22,636
1,705	Marathon Petroleum Corp.	120,117
2,070	Martin Marietta Materials, Inc.	354,550
567	McCormick & Co., Inc.	81,648
1,115	McDonald’s Corp.	197,244
535	McKesson Corp.	66,747
2,441	Medicines Co.*	56,778
3,097	Medtronic plc	278,173
1,571	MGM Resorts International	41,914
7,888	Microchip Technology, Inc.(10)	518,873
4,156	Micron Technology, Inc.*	156,764
5,170	Microsoft Corp.	552,208
4,287	Molina Healthcare, Inc.*	543,463
2,688	Monster Beverage Corp.*	142,061
691	Moog, Inc. Class A	49,441
596	Motorola Solutions, Inc.	73,046
2,842	Mylan N.V.*	88,813
2,782	National Vision Holdings, Inc.*	115,258

Shares or Principal Amount		Market Value†
COMMON STOCKS - 57.4% - (continued)
	United States - 19.6% - (continued)
309	Netflix, Inc.*	$93,250
1,726	New York Times Co. Class A	45,566
881	Newfield Exploration Co.*	17,796
837	NextEra Energy Partners L.P.	38,109
930	NextEra Energy, Inc.	160,425
4,942	NIKE, Inc. Class B	370,848
128	Nine Energy Service, Inc.*	4,740
886	Noble Energy, Inc.	22,017
1,474	Norfolk Southern Corp.	247,381
2,382	Northrop Grumman Corp.	623,965
1,468	NRG Energy, Inc.	53,127
407	NuVasive, Inc.*	22,861
4,025	NVIDIA Corp.	848,591
1,064	Occidental Petroleum Corp.	71,362
1,882	OGE Energy Corp.	68,034
372	Omnicom Group, Inc.	27,647
1,798	OMNOVA Solutions, Inc.*	13,287
2,351	Outfront Media, Inc. REIT	41,660
696	Owens-Illinois, Inc.*	10,906
514	Packaging Corp. of America	47,190
1,263	Park Hotels & Resorts, Inc. REIT	36,715
672	Parker-Hannifin Corp.	101,895
513	Parsley Energy, Inc. Class A*	12,014
340	Patterson-UTI Energy, Inc.	5,658
3,392	PayPal Holdings, Inc.*	285,572
13,943	Pentair plc	559,811
1,267	PG&E Corp.	59,308
404	Phillips 66	41,539
270	Pioneer Natural Resources Co.	39,763
370	Portola Pharmaceuticals, Inc.*	7,285
2,491	Post Holdings, Inc.*	220,254
546	PPG Industries, Inc.	57,379
873	Prologis, Inc. REIT	56,282
3,086	ProPetro Holding Corp.*	54,468
6,278	Prudential Financial, Inc.	588,751
142	PS Business Parks, Inc. REIT	18,545
215	Public Storage REIT	44,176
8,740	QUALCOMM, Inc.	549,659
526	Regency Centers Corp. REIT	33,327
52	Regeneron Pharmaceuticals, Inc.*	17,640
67	Resideo Technologies, Inc.*	1,403
260	Resolute Energy Corp.*(10)	7,236
876	Rexford Industrial Realty, Inc. REIT	27,743
266	Rogers Corp.*	32,734
1,445	Ross Stores, Inc.	143,055
2,648	salesforce.com, Inc.*	363,412
6,011	Samsonite International S.A.*(1)	17,336
239	Schweitzer-Mauduit International, Inc.	7,629
408	Science Applications International Corp.	28,360
1,858	Seattle Genetics, Inc.*	104,290
293	Sempra Energy	32,265
1,300	ServiceNow, Inc.*	235,352
523	Sherwin-Williams Co.	205,785
458	Simon Property Group, Inc. REIT	84,052
972	Solaris Oilfield Infrastructure, Inc. Class A*	12,830
325	Spark Therapeutics, Inc.*	14,622
1,110	Steel Dynamics, Inc.	43,956
1,194	STORE Capital Corp. REIT	34,662
591	Stryker Corp.	95,872
257	Sun Communities, Inc. REIT	25,821
659	Syneos Health, Inc.*	30,070
2,773	Sysco Corp.	197,798
798	Targa Resources Corp.	41,233
144	Taubman Centers, Inc. REIT	7,921
13,582	TD Ameritrade Holding Corp.	702,461

The accompanying notes are an integral part of these financial statements.

82

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
COMMON STOCKS - 57.4% - (continued)
		United States - 19.6% - (continued)
	8,230	Teradyne, Inc.	$283,524
	6,129	Texas Instruments, Inc.	568,955
	1,244	Textron, Inc.	66,716
	933	Thermo Fisher Scientific, Inc.	217,995
	2,516	TJX Cos., Inc.	276,458
	2,142	Total System Services, Inc.	195,243
	1,946	TransUnion	127,950
	1,032	Triumph Group, Inc.	18,834
	19,724	Tutor Perini Corp.*	305,722
	3,208	Twenty-First Century Fox, Inc. Class A	146,028
	818	UDR, Inc. REIT	32,057
	933	UGI Corp.	49,505
	778	Ultragenyx Pharmaceutical, Inc.*	37,694
	1,714	Union Pacific Corp.	250,621
	6,014	UnitedHealth Group, Inc.	1,571,759
	5,508	Universal Health Services, Inc. Class B	669,552
	4,350	US Foods Holding Corp.*	126,890
	69	Vail Resorts, Inc.	17,341
	500	VeriSign, Inc.*	71,270
	6,772	Verizon Communications, Inc.	386,613
	609	Vertex Pharmaceuticals, Inc.*	103,201
	1,560	Viacom, Inc. Class B	49,889
	17,745	Victory Capital Holdings, Inc. Class A*	138,411
	3,751	Visa, Inc. Class A	517,075
	10,084	Voya Financial, Inc.	441,276
	2,850	Vulcan Materials Co.	288,249
	475	Walgreens Boots Alliance, Inc.	37,891
	2,225	Walmart, Inc.	223,123
	1,564	Walt Disney Co.	179,594
	613	Waste Management, Inc.	54,845
	1,002	Wayfair, Inc. Class A*	110,511
	216	WellCare Health Plans, Inc.*	59,614
	879	WESCO International, Inc.*	44,108
	148	Westlake Chemical Corp.	10,552
	131	WestRock Co.	5,629
	1,343	WEX, Inc.*	236,314
	1,384	Williams Cos., Inc.	33,673
	2,079	Workday, Inc. Class A*	276,549
	1,205	WPX Energy, Inc.*	19,328
	791	Xenia Hotels & Resorts, Inc. REIT	16,255
	645	Zebra Technologies Corp. Class A*	107,264
	540	Zimmer Biomet Holdings, Inc.	61,339

			52,537,796

		Total Common Stocks (cost $156,273,517)	$154,122,917

CONVERTIBLE BONDS - 0.1%
		Commercial Services - 0.1%
	200,000	DP World Ltd. 1.75%, 06/19/2024(6)	$193,076

		Oil & Gas Services - 0.0%
EUR	100,000	Fugro N.V. 4.00%, 10/26/2021(6)	108,538

		Total Convertible Bonds (cost $319,615)	$301,614

EXCHANGE-TRADED FUNDS - 7.9%
		Investment Company Securities - 3.9%
	460,276	Invesco Senior Loan ETF(10)	$10,590,951

		Other Investment Pools & Funds - 4.0%
	14,025	iShares Core MSCI EAFE ETF	824,390
	84,920	iShares JP Morgan USD Emerging Markets Bond ETF	8,887,727

Shares or Principal Amount		Market Value†
EXCHANGE-TRADED FUNDS - 7.9% - (continued)
	Other Investment Pools & Funds - 4.0% - (continued)
3,059	SPDR S&P 500 ETF Trust	$827,857
15,006	TOPIX Exchange Traded Fund	225,264

		10,765,238

	Total Exchange-Traded Funds (cost $22,662,203)	$21,356,189

PREFERRED STOCKS - 0.1%
	United States - 0.1%
655	Airbnb, Inc. Series E*(11)(12)(13)	$75,738
8,725	Pinterest, Inc. Series G*(11)(12)(13)	46,242
4,556	Uber Technologies, Inc. Series D*(11)(12)(13)	197,958

		319,938

	Total Preferred Stocks (cost $194,292)	$319,938

WARRANTS - 0.0%
	United States - 0.0%
36,550	Hangzhou Hikvision Digital Technology Co., Ltd. Expires 7/13/19*	$126,828

	Total Warrants (cost $87,291)	$126,828

	Total Long-Term Investments (cost $245,357,813)	$236,762,778

SHORT-TERM INVESTMENTS - 20.3%
	Other Investment Pools & Funds - 15.6%
41,988,758	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(14)	$41,988,758

	Securities Lending Collateral - 4.7%
630,479	Citibank NA DDCA, 2.19%, 11/1/2018(14)	630,479
4,882,361	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(14)	4,882,361
1,434,950	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(14)	1,434,950
3,483,163	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(14)	3,483,163
666,546	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(14)	666,546
1,512,083	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(14)	1,512,083

		12,609,582

	Total Short-Term Investments (cost $54,598,340)	$54,598,340

Total Investments Excluding Purchased Options (cost $299,956,153)	108.4%	$291,361,118

Total Purchased Options (cost $555,545)	0.1%	$353,635

Total Investments (cost $300,511,698)	108.5%	$291,714,753
Other Assets and Liabilities	(8.5)%	(22,976,546)

Total Net Assets	100.0%	$268,738,207

The accompanying notes are an integral part of these financial statements.

83

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2018, the Fund invested 2.8% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $20,584,940, representing 7.7% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are interest-only strips.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the
United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $5,190,755, representing 1.9% of net assets.

(7)	Security is a zero-coupon bond.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Represents or includes a TBA transaction.

(10)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(11)	Investment valued using significant unobservable inputs.

(12)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $321,126, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(13)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $319,938 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Preferred	655	$60,977	$75,738
03/2015	Pinterest, Inc. Series G Preferred	8,725	62,638	46,242
06/2014	Uber Technologies, Inc. Series D Preferred	4,556	70,677	197,958

			$194,292	$319,938

(14)	Current yield as of period end.

(15)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

OTC Option Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	BOA	1.19 USD per EUR	10/22/19	199,000	EUR	199,000	$8,672	$7,040	$1,632
USD Call/HUF Put	MSC	282.25 HUF per USD	11/22/18	93,000	USD	93,000	1,694	1,002	692
USD Call/INR Put	MSC	70.79 INR per USD	06/10/19	228,000	USD	228,000	16,715	6,290	10,425
USD Call/JPY Put	BOA	125.00 JPY per USD	05/13/19	6,413,291	USD	6,413,291	3,111	83,104	(79,993)
USD Call/PLN Put	MSC	3.74 PLN per USD	11/21/18	93,000	USD	93,000	2,378	1,058	1,320
USD Call/SGD Put	MSC	1.37 SGD per USD	10/07/19	231,000	USD	231,000	4,806	4,600	206
XAU Call/GBP Put	JPM	972.00 XAU per GBP	12/19/18	5,818	GBP	5,818	55,105	87,511	(32,406)

Total Calls						7,263,109	$92,481	$190,605	$(98,124)

Puts
EUR Put/USD Call	MSC	1.15 USD per EUR	11/21/18	119,000	EUR	119,000	$2,419	$1,158	$1,261
EUR Put/USD Call	MSC	1.15 USD per EUR	11/21/18	121,000	EUR	121,000	2,036	1,219	817
EUR Put/USD Call	BOA	1.19 USD per EUR	10/22/19	199,000	EUR	199,000	5,264	7,039	(1,775)
NZD Put/USD Calll	GSC	0.66 USD per NZD	11/01/18	175,000	NZD	175,000	838	1,047	(209)

The accompanying notes are an integral part of these financial statements.

84

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

OTC Option Contracts Outstanding at October 31, 2018 – (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts – (continued):
Puts – (continued)
USD Put/INR Call	BOA	64.00 INR per USD	05/13/19	6,413,291	USD	6,413,291	$590	$70,803	$(70,213)
USD Put/INR Call	MSC	70.79 INR per USD	06/10/19	228,000	USD	228,000	547	6,291	(5,744)
USD Put/SGD Call	MSC	1.37 SGD per USD	10/07/19	231,000	USD	231,000	3,874	4,601	(727)

Total Puts						7,486,291	$15,568	$92,158	$(76,590)

Total purchased option contracts						14,749,400	$108,049	$282,763	$(174,714)

Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
USD Call/CLP Put	MSC	662.25 CLP per USD	08/28/19	(239,000)	USD	(239,000)	$(16,109)	$(10,086)	$(6,023)
USD Call/JPY Put	BOA	145.00 JPY per USD	05/13/19	(6,413,291)	USD	(6,413,291)	(77)	(15,482)	15,405
USD Call/RUB Put	GSC	64.47 RUB per USD	05/31/19	(235,000)	USD	(235,000)	(15,044)	(12,631)	(2,413)
USD Call/ZAR Put	JPM	14.40 ZAR per USD	07/03/19	(234,000)	USD	(234,000)	(19,741)	(14,938)	(4,803)

Total Calls						(7,121,291)	$(50,971)	$(53,137)	$2,166

Written option contracts:
Puts
USD Put/CLP Call	MSC	662.25 CLP per USD	08/28/19	(239,000)	USD	(239,000)	$(5,163)	$(10,086)	$4,923
USD Put/RUB Call	GSC	64.47 RUB per USD	05/31/19	(235,000)	USD	(235,000)	(4,477)	(12,631)	8,154
USD Put/ZAR Call	JPM	14.40 ZAR per USD	07/03/19	(234,000)	USD	(234,000)	(7,603)	(14,939)	7,336

Total Puts						(708,000)	$(17,243)	$(37,656)	$20,413

Total written option contracts						(7,829,291)	$(68,214)	$(90,793)	$22,579

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	125,000	125,000	$9,761	$14,625	$(4,864)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Receive	08/02/27	USD	650,000	650,000	50,759	94,497	(43,738)

Total Calls							775,000	$60,520	$109,122	$(48,602)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	125,000	125,000	$29,225	$—	$29,225
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Pay	08/02/27	USD	650,000	650,000	151,970	125,918	26,052

Total Puts							775,000	$181,195	$125,918	$55,277

Total purchased swaption contracts							1,550,000	$241,715	$235,040	$6,675

*	Swaptions with forward premiums.

The accompanying notes are an integral part of these financial statements.

85

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Exchange-Traded Option Contracts Outstanding at October 31, 2018
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Gold Future Option	1,350.00 USD	12/26/18	20	USD	2,000	$2,200	$28,743	$(26,543)

Puts
iPath S&P 500 VIX	20.00 USD	01/18/19	69	USD	6,900	$483	$4,625	$(4,142)
iPath S&P 500 VIX Short -Term*	5.00 USD	01/18/19	88	USD	8,800	1,188	4,374	(3,186)

Total Puts					15,700	$1,671	$8,999	$(7,328)

Total purchased option contracts					17,700	$3,871	$37,742	$(33,871)

*	See Footnote 11 and 12 following the schedule of investments.

Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
iPath S&P 500 VIX	60.00 USD	12/21/18	(1,811)	USD	(1,811)	$(2,439)	$(3,930)	$1,491
iPath S&P 500 VIX	60.00 USD	01/18/19	(1,659)	USD	(1,659)	(3,654)	(3,252)	(402)

Total Calls					(3,470)	$(6,093)	$(7,182)	$1,089

Puts
Euro STOXX 50 Index Option	3,100.00 EUR	01/18/19	(75)	EUR	(75)	$(5,693)	$(3,837)	$(1,856)
S&P 500 Index	2,700.00 USD	12/21/18	(103)	USD	(103)	(7,089)	(3,208)	(3,881)
S&P 500 Index	2,650.00 USD	12/21/18	(103)	USD	(103)	(5,368)	(2,802)	(2,566)
S&P 500 Index	2,500.00 USD	12/31/18	(204)	USD	(204)	(5,401)	(7,670)	2,269
S&P 500 Index	2,525.00 USD	01/18/19	(97)	USD	(97)	(3,662)	(4,821)	1,159
S&P 500 Index	2,550.00 USD	02/15/19	(97)	USD	(97)	(5,299)	(4,840)	(459)

Total Puts					(679)	$(32,512)	$(27,178)	$(5,334)

Total written option contracts					(4,149)	$(38,605)	$(34,360)	$(4,245)

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	7	12/17/2018	$552,395	$(239)
CAC40 10 Euro Future	54	11/16/2018	3,113,203	14,570
Canadian Government 10-Year Bond Future	46	12/18/2018	4,617,646	(73,978)
Euro BUXL 30-Year Bond Future	5	12/06/2018	1,001,829	(1,185)
Euro-BOBL Future	4	12/06/2018	595,502	(594)
Euro-BTP Future	15	12/06/2018	2,066,634	14,710
Euro-OAT Future	6	12/06/2018	1,032,705	(3,676)
FTSE 250 Index Future	70	12/21/2018	3,373,081	(240,580)
Long Gilt Future	22	12/27/2018	3,442,219	39,068
Mini-10-Year JGB Future	47	12/12/2018	6,270,138	8,597
U.S. Treasury 5-Year Note Future	96	12/31/2018	10,788,750	(80,846)
U.S. Treasury 10-Year Note Future	249	12/19/2018	29,490,937	(328,577)
U.S. Treasury Ultra Bond Future	26	12/19/2018	3,879,688	(240,851)
Uranium Future	143	12/31/2018	1,006,363	44,058
WTI Crude Future	28	11/19/2021	1,690,360	245,406
WTI Crude Future	28	11/21/2022	1,629,320	195,847

Total				$(408,270)

The accompanying notes are an integral part of these financial statements.

86

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Futures Contracts Outstanding at October 31, 2018 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Australian 10-Year Bond Future	41	12/17/2018	$3,757,388	$4,557
FTSE 100 Index Option	37	12/21/2018	3,363,035	75,617
Japan 10-Year Bond Future	3	12/13/2018	4,004,874	(8,881)
NIKKEI 225 Index Option	6	12/13/2018	1,163,469	23,321
NIKKEI 225 Index Option	52	12/13/2018	5,666,700	132,546
S&P 500 (E-Mini) Future	42	12/21/2018	5,693,310	331,250
U.S. Treasury 2-Year Note Future	12	12/31/2018	2,527,875	103

Total				$558,513

Total futures contracts				$150,243

TBA Sale Commitments Outstanding at October 31, 2018
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.00%	$25,000	11/01/2033	$(24,533)	$(37)
FNMA, 3.00%	3,552,000	11/01/2048	(3,359,721)	(9,752)
FNMA, 4.00%	400,000	11/01/2048	(399,984)	532

Total (proceeds receivable $3,774,981)			$(3,784,238)	$(9,257)

At October 31, 2018, the aggregate market value of TBA Sale Commitments represents (1.4)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.AAA.6	DEUT	USD	2,080,739	(0.50%)	05/11/63	Monthly	$—	$(16,889)	$(17,945)	$(1,056)
CMBX.NA.AAA.7	MSC	USD	2,075,000	(0.50%)	01/17/47	Monthly	—	(16,914)	(19,526)	(2,612)
CMBX.NA.AAA.8	MSC	USD	2,375,000	(0.50%)	10/17/57	Monthly	42,984	—	(16,718)	(59,702)

Total							$42,984	$(33,803)	$(54,189)	$(63,370)

Total traded indices							$42,984	$(33,803)	$(54,189)	$(63,370)

Credit default swaps on single-name issues:
Buy protection:
Japan Government	BOA	USD	1,035,000	(1.00%)	12/20/22	Quarterly	$—	$(33,199)	$(34,964)	$(1,765)
Japan Government	BOA	USD	1,035,000	(1.00%)	12/20/22	Quarterly	—	(32,990)	(34,964)	(1,974)
Japan Government	BOA	USD	3,280,000	(1.00%)	12/20/22	Quarterly	—	(103,613)	(110,803)	(7,190)
Republic of Korea	GSC	USD	2,000,000	(1.00%)	06/20/23	Quarterly	—	(50,801)	(56,589)	(5,788)
Republic of Korea	GSC	USD	2,025,000	(1.00%)	06/20/23	Quarterly	—	(48,776)	(57,297)	(8,521)

Total							$—	$(269,379)	$(294,617)	$(25,238)

Credit default swaps on single-name issues:
Sell protection:
AK Steel Corp.	GSC	USD	350,000	5.00%	12/20/23	Quarterly	$3,468	$—	$(15,650)	$(19,118)

Total single-name issues							$3,468	$(269,379)	$(310,267)	$(44,356)

Total OTC contracts							$46,452	$(303,182)	$(364,456)	$(107,726)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

87

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.IG.30.V1	USD	320,000	(1.00%)	06/20/23	Quarterly	$(5,757)	$(5,463)	$294
CDX.NA.HY.S.31.V1	USD	196,000	(5.00%)	12/20/23	Quarterly	(9,804)	(11,323)	(1,519)

Total						$(15,561)	$(16,786)	$(1,225)

Credit default swaps on indices:
Sell protection:
CDX.EM.29.V1	USD	2,625,000	1.00%	06/20/23	Quarterly	$(68,570)	$(96,188)	$(27,618)
CDX.NA.HY.27.V3	USD	3,601,500	5.00%	12/20/21	Quarterly	90,923	249,406	158,483
CDX.NA.IG.S.31.V1	USD	5,950,000	1.00%	12/20/23	Quarterly	89,885	94,855	4,970

Total						$112,238	$248,073	$135,835

Total						$96,677	$231,287	$134,610

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2018
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
HSBC	7.50% Fixed	6 Mo. INR MIBOR	INR	96,300,000	12/19/28	Semi-Annual	$—	$(3,728)	$(11,568)	$(7,840)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. Federal Funds Rate	2.50% Fixed	USD	400,000	03/01/28	Annual	$1,239	$—	$10,278	$9,039
3 Mo. USD LIBOR	1.85% Fixed	USD	1,500,000	11/30/21	Semi-Annual	—	—	61,066	61,066
3 Mo. USD LIBOR	2.00% Fixed	USD	375,000	03/21/23	Semi-Annual	1,550	—	17,445	15,895
3 Mo. USD LIBOR	2.95% Fixed	USD	208,000	06/18/23	Semi-Annual	—	—	(698)	(698)
3 Mo. USD LIBOR	3.00% Fixed	USD	1,385,000	04/30/25	Semi-Annual	7,951	—	8,541	590
3 Mo. USD LIBOR	2.26% Fixed	USD	225,000	07/14/27	Quarterly	—	—	14,890	14,890
3 Mo. USD LIBOR	2.99% Fixed	USD	275,000	07/14/27	Semi-Annual	513	—	594	81
3.00% Fixed	3 Mo. USD LIBOR	USD	529,000	09/13/28	Semi-Annual	1,188	—	7,769	6,581
MXN-TIIE-Banxico-Bloomberg	8.05% Fixed	MXN	29,600,000	09/06/28	Monthly	—	—	(96,798)	(96,798)
MXN-TIIE-Banxico-Bloomberg	8.41% Fixed	MXN	44,725,000	09/06/28	Monthly	21,199	—	(94,210)	(115,409)

Total						$33,640	$—	$(71,123)	$(104,763)

OTC Total Return Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Banks Long Custom Basket	GSC	USD	489,067	(1.00%)	01/31/19	Monthly	$56	$—	$40	$(16)
Banks Long Custom Basket	GSC	USD	542,473	(1.00%)	01/31/19	Monthly	—	—	(17)	(17)
Banks Long Custom Basket	GSC	USD	643,135	(1.00%)	01/31/19	Monthly	—	—	(17)	(17)
Banks Long Custom Basket	GSC	USD	564,045	(1.00%)	01/31/19	Monthly	—	—	(19)	(19)
DB U.S. Variance Risk Premium 5 Vega Index	DEUT	USD	179,743	(1.00%)	04/30/19	Monthly	—	—	(805)	(805)
DB U.S. Variance Risk Premium 5 Vega Index	DEUT	USD	111,363	(1.00%)	06/28/19	Monthly	—	—	(592)	(592)
Goldman Sachs Dynamic Gamma US Index	GSC	USD	48,877	(1.00%)	05/31/19	Monthly	—	—	(688)	(688)
Goldman Sachs Volatility Carry Series 71	GSC	USD	285,493	(1.00%)	05/31/19	Monthly	—	—	(711)	(711)
iBoxx USD Liq Invest Grade Index	GSC	USD	2,425,000	2.48%	06/20/19	Annual	5,218	—	(4,734)	(9,952)
iPath S&P 500 VIX Short-Term Futures ETN	MSC	USD	76,752	1.00%	08/30/19	Monthly	—	—	—	0
iPath S&P 500 VIX Short-Term Futures ETN	MSC	USD	20,030	1.00%	09/30/19	Monthly	—	—	—	0
Japan Custom Basket	GSC	USD	1,172,160	1.00%	07/31/19	Monthly	—	—	721	721
Japan Custom Basket	GSC	USD	1,137,015	1.00%	07/31/19	Monthly	—	—	—	0

The accompanying notes are an integral part of these financial statements.

88

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

OTC Total Return Swap Contracts Outstanding at October 31, 2018 – (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Japan Custom Basket	GSC	USD	122,759	1.00%	07/31/19	Monthly	$—	$—	$(496)	$(496)
MSCI AC Asia Pacific Index	BNP	USD	6,908,112	1.00%	09/30/19	Monthly	—	—	(472)	(472)
MSCI South Africa Value Index	BOA	USD	990,892	1.00%	09/30/19	Monthly	—	—	2	2
Short Banks Basket	GSC	USD	477,999	1.00%	01/31/19	Monthly	19	—	3	(16)
Short Banks Basket	GSC	USD	631,441	1.00%	01/31/19	Monthly	—	—	(19)	(19)
Short Banks Basket	GSC	USD	541,995	1.00%	01/31/19	Monthly	—	—	(19)	(19)
Short Banks Basket	GSC	USD	590,540	1.00%	01/31/19	Monthly	—	—	(20)	(20)
UBSWMDRC	UBS	USD	1,088,147	1.00%	05/31/19	Monthly	—	—	31	31
UBSWMDRC	UBS	USD	2,253,751	1.00%	05/31/19	Monthly	240	—	244	4
UBWELCON	UBS	USD	268,565	1.00%	06/28/19	Monthly	—	—	—	0
UBWELCON	UBS	USD	349,599	1.00%	06/28/19	Monthly	—	(349)	(349)	0
UBWELCON	UBS	USD	460,412	1.00%	06/28/19	Monthly	—	—	(22)	(22)

Total							$5,533	$(349)	$(7,939)	$(13,123)

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
120,000	AUD	84,788	USD	CSFB	11/05/18	$195	$—
20,000	AUD	14,169	USD	BCLY	11/05/18	—	(5)
55,000	AUD	39,043	USD	DEUT	11/05/18	—	(92)
15,000	AUD	10,723	USD	CBK	11/05/18	—	(100)
80,000	AUD	56,914	USD	CSFB	11/05/18	—	(259)
65,000	AUD	46,449	USD	RBC	11/05/18	—	(416)
165,000	AUD	117,936	USD	SSG	11/05/18	—	(1,084)
225,000	AUD	160,528	USD	BOA	11/05/18	—	(1,185)
663,000	AUD	478,647	USD	CBK	11/05/18	—	(9,115)
5,192,000	AUD	3,659,353	USD	MSC	11/30/18	18,556	—
60,000	AUD	42,660	USD	MSC	12/06/18	—	(154)
308,000	AUD	218,872	USD	BOA	12/06/18	—	(676)
858,000	BRL	211,580	USD	GSC	11/05/18	18,813	—
45,000	BRL	11,230	USD	GSC	11/05/18	854	—
305,000	BRL	81,117	USD	JPM	11/05/18	783	—
310,000	BRL	82,623	USD	MSC	11/05/18	619	—
280,000	BRL	74,768	USD	JPM	11/05/18	419	—
1,000	BRL	269	USD	JPM	11/05/18	—	—
175,000	BRL	47,062	USD	GSC	11/05/18	—	(70)
177,000	BRL	47,610	USD	GSC	11/05/18	—	(81)
205,000	BRL	55,142	USD	MSC	11/05/18	—	(95)
65,000	BRL	17,576	USD	MSC	11/05/18	—	(122)
380,000	BRL	102,214	USD	BCLY	11/05/18	—	(175)
427,000	BRL	114,856	USD	JPM	11/05/18	—	(197)
428,000	BRL	115,125	USD	JPM	11/05/18	—	(197)
105,000	BRL	28,413	USD	BOA	11/05/18	—	(218)
110,000	BRL	29,784	USD	MSC	11/05/18	—	(246)
1,897,000	BRL	509,809	USD	DEUT	11/05/18	—	(420)
2,778,000	BRL	747,236	USD	GSC	11/05/18	—	(1,278)
2,955,000	BRL	794,846	USD	GSC	11/05/18	—	(1,360)
335,000	BRL	92,147	USD	GSC	11/05/18	—	(2,192)
748,000	BRL	203,095	USD	JPM	11/05/18	—	(2,240)
23,000	BRL	6,229	USD	JPM	12/04/18	—	(69)
10,000	CAD	7,715	USD	CBK	11/05/18	—	(118)
40,000	CAD	30,577	USD	JPM	11/05/18	—	(190)
185,000	CAD	140,810	USD	CIBC	11/05/18	—	(269)
35,000	CAD	27,309	USD	BMO	11/05/18	—	(720)
70,000	CAD	53,955	USD	CBK	11/05/18	—	(777)
75,000	CAD	57,903	USD	BNP	11/05/18	—	(927)
175,000	CAD	134,134	USD	BMO	11/05/18	—	(1,190)
165,000	CAD	126,568	USD	JPM	11/05/18	—	(1,221)
110,000	CAD	84,805	USD	CBK	11/05/18	—	(1,240)
130,000	CAD	100,477	USD	RBC	11/05/18	—	(1,719)
90,000	CAD	70,287	USD	BCLY	11/05/18	—	(1,916)

The accompanying notes are an integral part of these financial statements.

89

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
160,000	CAD	124,759	USD	CBK	11/05/18	$—	$(3,210)
7,171,000	CAD	5,462,479	USD	JPM	11/30/18	—	(12,356)
10,000	CAD	7,616	USD	BNP	12/06/18	—	(14)
140,000	CAD	106,527	USD	BCLY	12/06/18	—	(106)
12,000	CHF	12,035	USD	CSFB	11/05/18	—	(115)
59,000	CHF	59,638	USD	JPM	11/05/18	—	(1,031)
125,000	CHF	126,323	USD	SSG	11/05/18	—	(2,157)
283,000	CHF	284,442	USD	JPM	11/05/18	—	(3,329)
386,000	CHF	390,278	USD	JPM	11/05/18	—	(6,852)
570,000	CHF	577,134	USD	JPM	11/05/18	—	(10,936)
110,000	CHF	109,680	USD	DEUT	11/30/18	—	(164)
3,541,000	CHF	3,550,587	USD	JPM	11/30/18	—	(25,169)
140,000	CHF	139,566	USD	JPM	12/06/18	—	(74)
900,000	CLP	1,298	USD	BCLY	11/05/18	—	(5)
34,500,000	CLP	49,761	USD	GSC	11/05/18	—	(191)
9,000,000	CLP	13,124	USD	DEUT	11/05/18	—	(193)
7,900,000	CLP	11,555	USD	BNP	11/05/18	—	(204)
38,000,000	CLP	54,810	USD	MSC	11/05/18	—	(211)
3,800,000	CLP	5,762	USD	MSC	11/05/18	—	(302)
59,700,000	CLP	86,109	USD	BNP	11/05/18	—	(331)
13,400,000	CLP	19,615	USD	BCLY	11/05/18	—	(362)
8,400,000	CLP	12,454	USD	BOA	11/05/18	—	(385)
31,200,000	CLP	45,283	USD	BCLY	11/05/18	—	(454)
7,000,000	CLP	10,637	USD	BCLY	11/05/18	—	(579)
10,000,000	CLP	15,172	USD	BCLY	11/05/18	—	(804)
18,700,000	CLP	27,689	USD	DEUT	11/05/18	—	(820)
9,900,000	CLP	15,114	USD	BCLY	11/05/18	—	(889)
27,100,000	CLP	40,205	USD	JPM	11/05/18	—	(1,267)
69,900,000	CLP	102,756	USD	JPM	11/05/18	—	(2,322)
9,200,000	CLP	13,223	USD	BNP	11/30/18	—	—
834,709,000	CLP	1,208,532	USD	BNP	11/30/18	—	(8,815)
179,000	CNH	25,615	USD	JPM	12/19/18	—	(17)
236,000	CNH	33,985	USD	JPM	12/19/18	—	(236)
122,000	CNH	17,739	USD	CBK	12/19/18	—	(292)
446,000	CNH	64,729	USD	GSC	12/19/18	—	(948)
1,546,000	CNH	224,032	USD	JPM	12/19/18	—	(2,945)
1,237,000	CNH	180,150	USD	GSC	12/19/18	—	(3,252)
170,450,000	COP	52,937	USD	BNP	11/02/18	2	—
71,450,000	COP	22,190	USD	DEUT	11/02/18	1	—
73,600,000	COP	22,858	USD	HSBC	11/02/18	1	—
53,900,000	COP	17,382	USD	GSC	11/02/18	—	(642)
60,700,000	COP	19,657	USD	BCLY	11/02/18	—	(805)
80,500,000	COP	26,111	USD	JPM	11/02/18	—	(1,109)
442,552,000	COP	138,910	USD	BNP	11/02/18	—	(1,461)
145,700,000	COP	48,373	USD	BCLY	11/02/18	—	(3,121)
171,400,000	COP	57,191	USD	BCLY	11/02/18	—	(3,957)
2,055,262,000	COP	644,465	USD	BCLY	11/30/18	—	(7,006)
400,000	CZK	17,585	USD	MSC	11/05/18	—	(117)
1,330,000	CZK	58,497	USD	CBK	11/05/18	—	(415)
310,000	CZK	14,044	USD	BNP	11/05/18	—	(506)
180,000	DKK	27,388	USD	SGG	11/30/18	9	—
4,694,000	DKK	717,542	USD	BCLY	11/30/18	—	(3,099)
13,000	EUR	14,828	USD	CSFB	11/05/18	—	(98)
23,000	EUR	26,414	USD	DEUT	11/05/18	—	(353)
18,000	EUR	21,101	USD	DEUT	11/05/18	—	(705)
31,000	EUR	36,001	USD	DEUT	11/05/18	—	(875)
202,000	EUR	229,853	USD	JPM	11/05/18	—	(970)
202,000	EUR	229,916	USD	JPM	11/05/18	—	(1,033)
202,000	EUR	229,929	USD	BOA	11/05/18	—	(1,046)
202,000	EUR	229,955	USD	BOA	11/05/18	—	(1,072)
202,000	EUR	229,959	USD	BOA	11/05/18	—	(1,076)
202,000	EUR	230,236	USD	CBK	11/05/18	—	(1,353)
73,000	EUR	84,204	USD	MSC	11/05/18	—	(1,489)
303,000	EUR	345,748	USD	CBK	11/05/18	—	(2,423)

The accompanying notes are an integral part of these financial statements.

90

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
103,000	EUR	119,141	USD	DEUT	11/05/18	$—	$(2,433)
150,000	EUR	173,191	USD	JPM	11/05/18	—	(3,228)
202,000	EUR	232,230	USD	JPM	11/05/18	—	(3,347)
202,000	EUR	232,250	USD	JPM	11/05/18	—	(3,367)
202,000	EUR	232,271	USD	JPM	11/05/18	—	(3,388)
2,114,000	EUR	2,398,967	USD	BCLY	11/05/18	—	(3,623)
404,000	EUR	461,703	USD	JPM	11/05/18	—	(3,936)
505,000	EUR	576,148	USD	CBK	11/05/18	—	(3,940)
249,000	EUR	286,178	USD	JPM	11/05/18	—	(4,040)
157,000	EUR	182,845	USD	MSC	11/05/18	—	(4,951)
319,000	EUR	366,429	USD	SSG	11/05/18	—	(4,975)
505,000	EUR	585,070	USD	JPM	11/05/18	—	(12,862)
2,350,000	EUR	2,671,616	USD	SSG	11/30/18	—	(3,519)
206,000	EUR	233,947	USD	JPM	12/06/18	97	—
504,000	GBP	643,759	USD	BOA	11/05/18	587	—
16,000	GBP	20,566	USD	MSC	11/05/18	—	(111)
46,000	GBP	58,938	USD	DEUT	11/05/18	—	(129)
18,000	GBP	23,453	USD	SCB	11/05/18	—	(441)
16,000	GBP	21,163	USD	MSC	11/05/18	—	(708)
31,000	GBP	40,604	USD	BCLY	11/05/18	—	(972)
32,000	GBP	42,015	USD	BCLY	11/05/18	—	(1,104)
65,000	GBP	84,893	USD	MSC	11/05/18	—	(1,793)
177,000	GBP	229,760	USD	BCLY	11/05/18	—	(3,472)
146,000	GBP	190,258	USD	JPM	11/05/18	—	(3,602)
266,000	GBP	344,152	USD	JPM	11/05/18	—	(4,080)
152,000	GBP	199,161	USD	BNP	11/05/18	—	(4,834)
443,000	GBP	572,238	USD	JPM	11/05/18	—	(5,878)
177,000	GBP	232,315	USD	BCLY	11/05/18	—	(6,027)
443,000	GBP	575,075	USD	BCLY	11/05/18	—	(8,715)
266,000	GBP	349,369	USD	BCLY	11/05/18	—	(9,297)
443,000	GBP	575,665	USD	BCLY	11/05/18	—	(9,305)
2,724,000	GBP	3,494,197	USD	BMO	11/30/18	—	(7,749)
137,000	GBP	175,226	USD	MSC	12/06/18	191	—
24,000	GBP	30,630	USD	JPM	12/06/18	100	—
35,000	GBP	44,760	USD	BCLY	12/06/18	55	—
245,000	HKD	31,269	USD	HSBC	11/30/18	8	—
6,403,000	HKD	817,433	USD	JPM	11/30/18	—	(20)
4,300,000	HUF	15,116	USD	DEUT	11/05/18	—	(111)
19,346,000	HUF	67,626	USD	JPM	11/05/18	—	(116)
6,600,000	HUF	23,430	USD	DEUT	11/05/18	—	(398)
6,200,000	HUF	22,094	USD	DEUT	11/05/18	—	(458)
14,500,000	HUF	51,183	USD	BCLY	11/05/18	—	(583)
12,100,000	HUF	43,027	USD	GSC	11/05/18	—	(802)
15,100,000	HUF	54,389	USD	CBK	11/05/18	—	(1,695)
23,400,000	HUF	84,382	USD	CBK	11/05/18	—	(2,725)
7,800,000	HUF	27,257	USD	JPM	12/06/18	27	—
6,000,000	HUF	21,043	USD	BCLY	12/06/18	—	(55)
10,100,000	HUF	35,505	USD	MSC	12/06/18	—	(175)
4,770,000,000	IDR	313,198	USD	CSFB	11/05/18	389	—
163,000,000	IDR	10,675	USD	BCLY	11/30/18	6	—
10,382,015,000	IDR	680,342	USD	BOA	11/30/18	—	(45)
188,000,000	IDR	12,300	USD	UBS	12/06/18	8	—
190,000	ILS	52,588	USD	HSBC	11/05/18	—	(1,488)
230,000	ILS	63,422	USD	HSBC	11/05/18	—	(1,564)
295,000	ILS	81,493	USD	HSBC	11/05/18	—	(2,153)
330,000	ILS	91,099	USD	MSC	11/05/18	—	(2,346)
190,000	ILS	51,082	USD	BCLY	11/30/18	121	—
3,555,000	ILS	958,686	USD	HSBC	11/30/18	—	(659)
7,465,000	ILS	2,019,942	USD	HSBC	11/30/18	—	(8,219)
4,960,000	ILS	1,346,746	USD	CBK	11/30/18	—	(10,089)
1,280,000	INR	17,184	USD	BOA	11/05/18	115	—
1,230,000	INR	16,671	USD	MSC	11/05/18	—	(47)
6,410,000	INR	86,874	USD	BCLY	11/05/18	—	(242)
1,820,000	INR	24,959	USD	BCLY	11/05/18	—	(362)

The accompanying notes are an integral part of these financial statements.

91

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,400,000	INR	86,897	USD	MSC	11/05/18	$—	$(400)
3,430,000	INR	46,813	USD	DEUT	11/05/18	—	(456)
47,431,000	INR	643,569	USD	DEUT	11/05/18	—	(2,535)
16,300,000	INR	223,944	USD	MSC	11/05/18	—	(3,648)
17,141,000	INR	233,163	USD	BCLY	11/30/18	—	(2,222)
17,140,000	INR	233,150	USD	MSC	11/30/18	—	(2,223)
2,660,000	INR	35,810	USD	UBS	12/06/18	3	—
179,089,000	JPY	1,575,482	USD	ANZ	11/05/18	12,242	—
133,625,000	JPY	1,181,063	USD	JPM	11/05/18	3,597	—
39,945,000	JPY	351,047	USD	BCLY	11/05/18	3,088	—
106,900,000	JPY	946,381	USD	JPM	11/05/18	1,347	—
53,450,000	JPY	472,553	USD	MSC	11/05/18	1,311	—
26,725,000	JPY	235,679	USD	JPM	11/05/18	1,253	—
26,725,000	JPY	235,818	USD	HSBC	11/05/18	1,114	—
16,100,000	JPY	141,679	USD	CBK	11/05/18	1,056	—
8,800,000	JPY	77,323	USD	CBK	11/05/18	694	—
65,500,000	JPY	580,326	USD	JPM	11/05/18	368	—
3,400,000	JPY	30,036	USD	BCLY	11/05/18	107	—
900,000	JPY	7,963	USD	BNP	11/05/18	16	—
1,000,000	JPY	8,879	USD	SSG	11/05/18	—	(13)
65,500,000	JPY	580,739	USD	JPM	11/05/18	—	(45)
900,000	JPY	8,038	USD	DEUT	11/05/18	—	(59)
3,500,000	JPY	31,129	USD	DEUT	11/05/18	—	(100)
8,000,000	JPY	71,128	USD	CSFB	11/05/18	—	(204)
4,500,000	JPY	40,301	USD	DEUT	11/05/18	—	(406)
13,123,000	JPY	117,108	USD	JPM	11/05/18	—	(765)
13,800,000	JPY	123,423	USD	CSFB	11/05/18	—	(1,078)
22,308,000	JPY	199,006	USD	JPM	11/05/18	—	(1,233)
30,182,000	JPY	269,292	USD	JPM	11/05/18	—	(1,712)
65,613,000	JPY	583,578	USD	HSBC	11/05/18	—	(1,882)
65,613,000	JPY	583,899	USD	BOA	11/05/18	—	(2,203)
131,225,000	JPY	1,167,919	USD	JPM	11/05/18	—	(4,536)
763,187,000	JPY	6,798,357	USD	BMO	11/30/18	—	(19,865)
480,021,000	JPY	4,249,049	USD	RBC	12/06/18	17,411	—
3,600,000	JPY	31,956	USD	JPM	12/06/18	41	—
205,724,000	JPY	1,829,146	USD	MSC	12/06/18	—	(657)
19,700,000	KRW	17,323	USD	MSC	11/05/18	—	(33)
104,380,000	KRW	91,730	USD	DEUT	11/05/18	—	(120)
56,540,000	KRW	49,789	USD	UBS	11/05/18	—	(166)
19,390,000	KRW	17,319	USD	BCLY	11/05/18	—	(301)
65,980,000	KRW	58,353	USD	MSC	11/05/18	—	(445)
26,770,000	KRW	24,124	USD	BCLY	11/05/18	—	(629)
158,090,000	KRW	142,290	USD	BCLY	11/05/18	—	(3,542)
13,420,000	KRW	11,788	USD	DEUT	12/06/18	1	—
110,000	MXN	5,828	USD	GSC	11/05/18	—	(418)
220,000	MXN	11,525	USD	CSFB	11/05/18	—	(705)
230,000	MXN	12,201	USD	BCLY	11/05/18	—	(889)
330,000	MXN	17,401	USD	CBK	11/05/18	—	(1,170)
430,000	MXN	22,844	USD	BNP	11/05/18	—	(1,695)
400,000	MXN	21,412	USD	BCLY	11/05/18	—	(1,738)
910,000	MXN	46,617	USD	BNP	11/05/18	—	(1,860)
530,000	MXN	28,165	USD	BNP	11/05/18	—	(2,097)
1,570,000	MXN	81,092	USD	BNP	11/05/18	—	(3,873)
1,230,000	MXN	65,272	USD	BNP	11/05/18	—	(4,776)
360,000	MXN	17,669	USD	BNP	11/30/18	—	(35)
36,153,000	MXN	1,848,880	USD	RBC	11/30/18	—	(77,976)
1,815,000	MXN	88,950	USD	GSC	12/06/18	—	(139)
1,430,000	NOK	169,602	USD	CBK	11/05/18	69	—
120,000	NOK	14,757	USD	MSC	11/05/18	—	(519)
190,000	NOK	23,259	USD	DEUT	11/05/18	—	(715)
290,000	NOK	35,124	USD	JPM	11/05/18	—	(715)
240,000	NOK	29,361	USD	CBK	11/05/18	—	(885)
630,000	NOK	75,701	USD	JPM	11/05/18	—	(951)
250,000	NOK	30,814	USD	BCLY	11/05/18	—	(1,151)

The accompanying notes are an integral part of these financial statements.

92

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
440,000	NOK	53,960	USD	BCLY	11/05/18	$—	$(1,754)
700,000	NOK	85,553	USD	CBK	11/05/18	—	(2,497)
990,000	NOK	120,281	USD	BCLY	11/05/18	—	(2,816)
2,060,000	NOK	251,148	USD	JPM	11/05/18	—	(6,727)
750,000	NOK	89,204	USD	BNP	11/30/18	—	(122)
19,481,000	NOK	2,334,326	USD	UBS	11/30/18	—	(20,443)
210,000	NOK	24,935	USD	JPM	12/06/18	17	—
80,000	NOK	9,547	USD	MSC	12/06/18	—	(42)
2,170,000	NOK	258,382	USD	JPM	12/06/18	—	(547)
140,000	NZD	90,613	USD	CIBC	11/05/18	750	—
155,000	NZD	100,561	USD	BCLY	11/05/18	591	—
436,000	NZD	284,272	USD	MSC	11/05/18	258	—
170,000	NZD	110,764	USD	MSC	11/05/18	177	—
25,000	NZD	16,377	USD	JPM	11/05/18	—	(62)
100,000	NZD	65,445	USD	CSFB	11/05/18	—	(186)
95,000	NZD	62,196	USD	HSBC	11/05/18	—	(200)
250,000	NZD	165,936	USD	CBK	11/05/18	—	(2,788)
250,000	NZD	166,016	USD	ANZ	11/05/18	—	(2,868)
47,000	NZD	30,625	USD	BNP	11/30/18	54	—
265,000	NZD	173,190	USD	CSFB	12/06/18	—	(200)
90,000	NZD	59,134	USD	CBA	12/06/18	—	(383)
10,000	PEN	2,976	USD	BCLY	11/05/18	—	(11)
1,145,000	PEN	341,791	USD	BCLY	11/05/18	—	(2,255)
565,000	PEN	171,033	USD	BNP	11/05/18	—	(3,489)
30,000	PEN	8,907	USD	BNP	11/30/18	—	(19)
598,000	PEN	178,417	USD	JPM	11/30/18	—	(1,258)
45,000	PEN	13,361	USD	BNP	12/06/18	—	(33)
75,414,000	PHP	1,399,952	USD	MSC	11/29/18	6,984	—
310,000	PHP	5,809	USD	MSC	11/29/18	—	(26)
35,000	PLN	9,237	USD	BCLY	11/05/18	—	(115)
30,000	PLN	8,116	USD	BNP	11/05/18	—	(297)
55,000	PLN	14,932	USD	MSC	11/05/18	—	(597)
150,000	PLN	40,305	USD	CBK	11/05/18	—	(1,210)
130,000	PLN	35,104	USD	BCLY	11/05/18	—	(1,221)
185,000	PLN	50,187	USD	DEUT	11/05/18	—	(1,970)
345,000	PLN	93,602	USD	CBK	11/05/18	—	(3,683)
495,000	PLN	133,028	USD	JPM	11/05/18	—	(4,014)
720,000	PLN	192,638	USD	JPM	11/05/18	—	(4,981)
100,000	PLN	26,149	USD	SSG	11/30/18	—	(72)
4,815,000	PLN	1,276,000	USD	BCLY	11/30/18	—	(20,390)
130,000	PLN	33,965	USD	JPM	12/06/18	—	(56)
35,000	PLN	9,198	USD	CBK	12/06/18	—	(69)
90,000	PLN	23,715	USD	CBK	12/06/18	—	(239)
10,560,000	RUB	159,928	USD	BCLY	11/02/18	339	—
1,590,000	RUB	23,946	USD	MSC	11/02/18	185	—
4,290,000	RUB	64,990	USD	MSC	11/02/18	118	—
6,810,000	RUB	103,237	USD	JPM	11/02/18	117	—
380,000	RUB	5,781	USD	GSC	11/02/18	—	(14)
380,000	RUB	5,814	USD	MSC	11/02/18	—	(47)
5,270,000	RUB	80,272	USD	BCLY	11/02/18	—	(290)
7,910,000	RUB	120,414	USD	BCLY	11/02/18	—	(366)
1,160,000	RUB	17,574	USD	UBS	11/30/18	—	(33)
70,993,000	RUB	1,076,550	USD	BOA	11/30/18	—	(3,041)
530,000	SEK	57,911	USD	BCLY	11/05/18	28	—
70,000	SEK	7,675	USD	CBK	11/05/18	—	(23)
70,000	SEK	7,698	USD	BCLY	11/05/18	—	(46)
70,000	SEK	7,840	USD	BCLY	11/05/18	—	(188)
430,000	SEK	47,698	USD	JPM	11/05/18	—	(691)
450,000	SEK	50,061	USD	DEUT	11/05/18	—	(868)
410,000	SEK	45,762	USD	BCLY	11/05/18	—	(942)
530,000	SEK	59,296	USD	BCLY	11/05/18	—	(1,357)
377,000	SEK	42,623	USD	MSC	11/05/18	—	(1,410)
1,350,000	SEK	150,333	USD	MSC	11/05/18	—	(2,754)
340,000	SEK	37,182	USD	GSC	11/30/18	63	—

The accompanying notes are an integral part of these financial statements.

93

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
20,144,000	SEK	2,216,433	USD	CBK	11/30/18	$—	$(9,756)
1,897,000	SEK	207,079	USD	CBK	12/06/18	888	—
60,000	SEK	6,590	USD	BCLY	12/06/18	—	(12)
10,000	SGD	7,271	USD	JPM	11/05/18	—	(51)
30,000	SGD	21,750	USD	MSC	11/05/18	—	(90)
35,000	SGD	25,547	USD	SCB	11/05/18	—	(276)
115,000	SGD	83,611	USD	CBK	11/05/18	—	(579)
60,000	SGD	43,903	USD	BCLY	11/05/18	—	(582)
75,000	SGD	54,171	USD	HSBC	11/30/18	9	—
2,597,000	SGD	1,882,374	USD	BNP	11/30/18	—	(6,308)
5,000	SGD	3,612	USD	JPM	12/06/18	—	—
15,000	SGD	10,851	USD	CBK	12/06/18	—	(14)
75,000	SGD	54,270	USD	MSC	12/06/18	—	(83)
14,967,000	THB	449,594	USD	JPM	11/05/18	1,938	—
14,967,000	THB	449,743	USD	MSC	11/05/18	1,789	—
310,000	THB	9,420	USD	JPM	11/05/18	—	(68)
430,000	THB	13,080	USD	JPM	11/05/18	—	(108)
300,000	THB	9,289	USD	JPM	11/05/18	—	(238)
590,000	THB	18,265	USD	JPM	11/05/18	—	(466)
2,570,000	THB	79,805	USD	JPM	11/05/18	—	(2,272)
5,910,000	THB	182,732	USD	JPM	11/05/18	—	(4,436)
10,970,000	THB	337,632	USD	JPM	11/05/18	—	(6,683)
10,970,000	THB	338,178	USD	JPM	11/05/18	—	(7,229)
620,000	THB	18,623	USD	JPM	12/06/18	99	—
1,920,000	THB	57,967	USD	JPM	12/06/18	9	—
2,357,000	TRY	411,437	USD	MSC	11/08/18	8,187	—
280,000	TRY	49,473	USD	GSC	11/08/18	376	—
6,735,000	TRY	1,171,040	USD	MSC	11/30/18	11,006	—
17,480,000	TWD	564,691	USD	BCLY	11/05/18	410	—
31,000	TWD	1,012	USD	JPM	11/05/18	—	(10)
2,949,000	TWD	96,991	USD	JPM	11/05/18	—	(1,654)
2,949,000	TWD	97,054	USD	JPM	11/05/18	—	(1,717)
3,920,000	TWD	129,013	USD	MSC	11/05/18	—	(2,285)
855,000	TWD	27,709	USD	UBS	12/06/18	—	(5)
111,946	USD	155,000	AUD	JPM	11/05/18	2,176	—
46,955	USD	65,000	AUD	CBK	11/05/18	922	—
36,091	USD	50,000	AUD	CBK	11/05/18	681	—
218,803	USD	308,000	AUD	BOA	11/05/18	680	—
39,276	USD	55,000	AUD	RBC	11/05/18	325	—
10,855	USD	15,000	AUD	MSC	11/05/18	232	—
60,354	USD	85,000	AUD	CSFB	11/05/18	158	—
21,385	USD	30,000	AUD	CIBC	11/05/18	139	—
14,249	USD	20,000	AUD	CBK	11/05/18	85	—
145,257	USD	205,000	AUD	ANZ	11/05/18	77	—
88,530	USD	125,000	AUD	ANZ	11/05/18	6	—
49,565	USD	70,000	AUD	DEUT	11/05/18	—	(9)
38,880	USD	55,000	AUD	CBK	11/05/18	—	(71)
119,854	USD	170,000	AUD	ANZ	11/05/18	—	(539)
2,252,276	USD	3,176,000	AUD	DEUT	11/30/18	2,461	—
17,733	USD	25,000	AUD	SGG	11/30/18	23	—
407,378	USD	578,000	AUD	MSC	11/30/18	—	(2,066)
28,322	USD	40,000	AUD	UBS	12/06/18	—	(15)
77,908	USD	110,000	AUD	CBK	12/06/18	—	(19)
510,262	USD	1,897,000	BRL	DEUT	11/05/18	873	—
244,237	USD	908,000	BRL	GSC	11/05/18	418	—
243,968	USD	907,000	BRL	GSC	11/05/18	417	—
201,200	USD	748,000	BRL	JPM	11/05/18	345	—
153,590	USD	571,000	BRL	JPM	11/05/18	263	—
45,826	USD	170,000	BRL	GSC	11/05/18	177	—
83,385	USD	310,000	BRL	MSC	11/05/18	143	—
47,610	USD	177,000	BRL	JPM	11/05/18	81	—
6,245	USD	23,000	BRL	JPM	11/05/18	69	—
28,243	USD	105,000	BRL	BOA	11/05/18	48	—
269	USD	1,000	BRL	GSC	11/05/18	—	—

The accompanying notes are an integral part of these financial statements.

94

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
29,388	USD	110,000	BRL	BCLY	11/05/18	$—	$(150)
16,630	USD	65,000	BRL	BCLY	11/05/18	—	(824)
82,337	USD	310,000	BRL	MSC	11/05/18	—	(905)
17,480	USD	70,000	BRL	MSC	11/05/18	—	(1,317)
53,068	USD	205,000	BRL	BCLY	11/05/18	—	(1,979)
83,491	USD	340,000	BRL	JPM	11/05/18	—	(7,807)
163,604	USD	650,000	BRL	JPM	11/05/18	—	(10,936)
811,304	USD	3,290,000	BRL	GSC	11/05/18	—	(72,138)
202,576	USD	748,000	BRL	JPM	12/04/18	2,243	—
8,056	USD	30,000	BRL	GSC	12/04/18	21	—
219,273	USD	285,000	CAD	RBC	11/05/18	2,764	—
188,014	USD	245,000	CAD	BNP	11/05/18	1,892	—
134,412	USD	175,000	CAD	RBC	11/05/18	1,468	—
107,469	USD	140,000	CAD	CSFB	11/05/18	1,114	—
46,472	USD	60,000	CAD	RBC	11/05/18	891	—
145,152	USD	190,000	CAD	DEUT	11/05/18	813	—
7,774	USD	10,000	CAD	CBK	11/05/18	177	—
106,472	USD	140,000	CAD	BCLY	11/05/18	117	—
5,080,844	USD	6,670,000	CAD	JPM	11/30/18	11,492	—
112,285	USD	147,000	CAD	SSG	11/30/18	562	—
76,169	USD	100,000	CAD	JPM	11/30/18	167	—
99,118	USD	130,000	CAD	GSC	12/06/18	299	—
99,031	USD	130,000	CAD	JPM	12/06/18	212	—
577,989	USD	576,000	CHF	CBK	11/05/18	5,831	—
285,244	USD	283,000	CHF	JPM	11/05/18	4,131	—
347,049	USD	346,000	CHF	CBK	11/05/18	3,357	—
230,567	USD	230,000	CHF	CBK	11/05/18	2,101	—
3,039,206	USD	3,031,000	CHF	JPM	11/30/18	21,544	—
82,819	USD	54,700,000	CLP	BCLY	11/05/18	4,225	—
79,585	USD	52,500,000	CLP	BNP	11/05/18	4,152	—
61,044	USD	41,800,000	CLP	MSC	11/05/18	985	—
50,298	USD	34,500,000	CLP	GSC	11/05/18	728	—
13,070	USD	8,600,000	CLP	BCLY	11/05/18	713	—
139,909	USD	97,000,000	CLP	JPM	11/05/18	537	—
11,624	USD	7,800,000	CLP	BNP	11/05/18	417	—
10,890	USD	7,300,000	CLP	BNP	11/05/18	401	—
7,324	USD	4,900,000	CLP	BCLY	11/05/18	284	—
6,281	USD	4,200,000	CLP	BCLY	11/05/18	246	—
39,953	USD	27,700,000	CLP	DEUT	11/05/18	153	—
12,116	USD	8,400,000	CLP	BOA	11/05/18	47	—
171,755	USD	118,628,000	CLP	BNP	11/30/18	1,252	—
45,306	USD	31,200,000	CLP	BCLY	12/06/18	457	—
11,693	USD	8,100,000	CLP	GSC	12/06/18	49	—
13,775	USD	9,600,000	CLP	BNP	12/06/18	—	(25)
665,412	USD	4,596,000	CNH	MSC	12/19/18	8,157	—
251,605	USD	1,756,000	CNH	JPM	12/19/18	487	—
17,842	USD	123,000	CNH	MSC	12/19/18	252	—
32,296	USD	225,000	CNH	JPM	12/19/18	120	—
1,424,715	USD	9,921,000	CNY	HSBC	11/30/18	2,278	—
54,469	USD	380,000	CNY	UBS	11/30/18	—	(14)
133,379	USD	398,002,000	COP	BNP	11/02/18	9,766	—
64,323	USD	196,700,000	COP	BCLY	11/02/18	3,231	—
58,688	USD	180,700,000	COP	BNP	11/02/18	2,566	—
24,632	USD	73,600,000	COP	HSBC	11/02/18	1,773	—
23,365	USD	71,450,000	COP	DEUT	11/02/18	1,174	—
11,246	USD	34,300,000	COP	BNP	11/02/18	593	—
16,740	USD	53,900,000	COP	GSC	11/02/18	—	—
25,001	USD	80,500,000	COP	JPM	11/02/18	—	(1)
56,245	USD	181,100,000	COP	BCLY	11/02/18	—	(2)
502,167	USD	1,601,461,000	COP	BCLY	11/30/18	5,459	—
59,185	USD	188,785,000	COP	GSC	11/30/18	632	—
138,705	USD	442,552,000	COP	BNP	12/06/18	1,472	—
36,459	USD	810,000	CZK	CBK	11/05/18	1,086	—
41,185	USD	920,000	CZK	GSC	11/05/18	1,008	—

The accompanying notes are an integral part of these financial statements.

95

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
14,110	USD	310,000	CZK	CBK	11/05/18	$572	$—
1,227,444	USD	27,789,000	CZK	BOA	11/30/18	13,105	—
17,599	USD	400,000	CZK	MSC	12/06/18	96	—
3,981,009	USD	3,426,000	EUR	MSC	11/05/18	99,056	—
1,201,494	USD	1,030,000	EUR	JPM	11/05/18	34,415	—
480,907	USD	412,000	EUR	MSC	11/05/18	14,076	—
580,157	USD	502,000	EUR	JPM	11/05/18	11,348	—
483,104	USD	418,000	EUR	JPM	11/05/18	9,474	—
392,414	USD	340,000	EUR	JPM	11/05/18	7,165	—
371,218	USD	322,000	EUR	JPM	11/05/18	6,364	—
269,735	USD	233,000	EUR	JPM	11/05/18	5,726	—
287,081	USD	249,000	EUR	JPM	11/05/18	4,943	—
199,489	USD	172,000	EUR	JPM	11/05/18	4,598	—
306,806	USD	267,000	EUR	JPM	11/05/18	4,272	—
124,898	USD	108,000	EUR	CBK	11/05/18	2,525	—
116,888	USD	101,000	EUR	JPM	11/05/18	2,446	—
97,530	USD	84,000	EUR	DEUT	11/05/18	2,351	—
126,891	USD	110,000	EUR	SSG	11/05/18	2,252	—
587,361	USD	517,000	EUR	JPM	11/05/18	1,556	—
97,782	USD	85,000	EUR	CBK	11/05/18	1,470	—
587,271	USD	517,000	EUR	JPM	11/05/18	1,466	—
437,397	USD	385,000	EUR	JPM	11/05/18	1,159	—
60,002	USD	52,000	EUR	JPM	11/05/18	1,082	—
75,726	USD	66,000	EUR	JPM	11/05/18	942	—
23,219	USD	20,000	EUR	DEUT	11/05/18	557	—
16,448,062	USD	14,468,000	EUR	SSG	11/30/18	21,669	—
325,926	USD	287,000	EUR	RBC	11/30/18	78	—
2,404,690	USD	2,114,000	EUR	BCLY	12/06/18	2,898	—
75,202	USD	66,000	EUR	CSFB	12/06/18	217	—
3,007,566	USD	2,299,000	GBP	BCLY	11/05/18	68,376	—
262,156	USD	198,000	GBP	BCLY	11/05/18	9,020	—
352,196	USD	270,000	GBP	BCLY	11/05/18	7,011	—
158,268	USD	120,000	GBP	BCLY	11/05/18	4,852	—
88,216	USD	67,000	GBP	JPM	11/05/18	2,559	—
85,482	USD	65,000	GBP	BOA	11/05/18	2,382	—
126,284	USD	97,000	GBP	CBK	11/05/18	2,273	—
93,413	USD	72,000	GBP	CSFB	11/05/18	1,364	—
36,936	USD	28,000	GBP	DEUT	11/05/18	1,139	—
24,833	USD	19,000	GBP	CBK	11/05/18	542	—
7,790	USD	6,000	GBP	JPM	11/05/18	119	—
4,920,610	USD	3,836,000	GBP	BMO	11/30/18	10,912	—
111,330	USD	87,000	GBP	JPM	11/30/18	—	(21)
30,798	USD	24,000	GBP	DEUT	12/06/18	68	—
644,613	USD	504,000	GBP	BOA	12/06/18	—	(716)
75,915	USD	21,300,000	HUF	BCLY	11/05/18	1,586	—
63,931	USD	18,000,000	HUF	BCLY	11/05/18	1,118	—
42,866	USD	12,000,000	HUF	CBK	11/05/18	990	—
73,820	USD	20,900,000	HUF	CBK	11/05/18	887	—
23,131	USD	6,500,000	HUF	CBK	11/05/18	448	—
64,121	USD	18,300,000	HUF	GSC	11/05/18	261	—
8,958	USD	2,500,000	HUF	CBK	11/05/18	234	—
5,731	USD	1,600,000	HUF	DEUT	11/05/18	148	—
1,605	USD	446,000	HUF	CBK	11/05/18	49	—
996,509	USD	282,910,000	HUF	TDB	11/30/18	7,669	—
67,759	USD	19,346,000	HUF	JPM	12/06/18	86	—
80,398	USD	1,203,000,000	IDR	MSC	11/05/18	1,311	—
234,293	USD	3,567,000,000	IDR	JPM	11/05/18	—	(207)
311,480	USD	4,770,000,000	IDR	CSFB	12/06/18	—	(801)
98,576	USD	355,000	ILS	HSBC	11/05/18	3,099	—
113,539	USD	415,000	ILS	CBK	11/05/18	1,925	—
79,885	USD	290,000	ILS	HSBC	11/05/18	1,890	—
75,620	USD	275,000	ILS	CBK	11/05/18	1,659	—
63,401	USD	230,000	ILS	HSBC	11/05/18	1,543	—
11,029	USD	40,000	ILS	BCLY	11/05/18	271	—

The accompanying notes are an integral part of these financial statements.

96

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
11,026	USD	40,000	ILS	BCLY	11/05/18	$268	$—
74,184	USD	275,000	ILS	HSBC	11/05/18	223	—
2,992,167	USD	11,020,000	ILS	CBK	11/30/18	22,417	—
24,244	USD	90,000	ILS	JPM	12/06/18	—	(21)
993,851	USD	72,571,000	INR	DEUT	11/05/18	13,048	—
45,424	USD	3,330,000	INR	MSC	11/05/18	419	—
57,786	USD	4,260,000	INR	DEUT	11/05/18	212	—
55,664	USD	4,140,000	INR	DEUT	11/05/18	—	(288)
6,854,724	USD	503,925,000	INR	BCLY	11/30/18	65,341	—
6,854,696	USD	503,923,000	INR	MSC	11/30/18	65,340	—
410,536	USD	30,470,000	INR	BCLY	11/30/18	14	—
641,185	USD	47,431,000	INR	DEUT	12/06/18	2,599	—
588,002	USD	65,582,000	JPY	JPM	11/05/18	6,581	—
936,439	USD	104,938,000	JPY	JPM	11/05/18	6,105	—
352,783	USD	39,366,000	JPY	BCLY	11/05/18	3,781	—
235,379	USD	26,269,000	JPY	JPM	11/05/18	2,490	—
235,366	USD	26,269,000	JPY	JPM	11/05/18	2,477	—
1,825,089	USD	205,724,000	JPY	MSC	11/05/18	1,231	—
233,872	USD	26,244,000	JPY	BCLY	11/05/18	1,204	—
582,178	USD	65,610,000	JPY	BCLY	11/05/18	509	—
50,640	USD	5,700,000	JPY	MSC	11/05/18	106	—
7,977	USD	900,000	JPY	DEUT	11/05/18	—	(2)
128,515	USD	14,500,000	JPY	HSBC	11/05/18	—	(36)
16,808	USD	1,900,000	JPY	DEUT	11/05/18	—	(37)
9,694	USD	1,100,000	JPY	SSG	11/05/18	—	(58)
25,510	USD	2,900,000	JPY	DEUT	11/05/18	—	(200)
53,666	USD	6,100,000	JPY	SSG	11/05/18	—	(414)
117,376	USD	13,300,000	JPY	MSC	11/05/18	—	(536)
4,239,719	USD	480,021,000	JPY	RBC	11/05/18	—	(15,935)
13,352,203	USD	1,498,925,000	JPY	BMO	11/30/18	39,017	—
111,427	USD	12,500,000	JPY	SGG	11/30/18	404	—
305,745	USD	34,500,000	JPY	GSC	11/30/18	—	(678)
49,783	USD	5,600,000	JPY	SCB	12/06/18	10	—
292,223	USD	32,900,000	JPY	MSC	12/06/18	—	(194)
264,638	USD	296,050,000	KRW	MSC	11/05/18	4,808	—
36,668	USD	41,350,000	KRW	MSC	11/05/18	377	—
7,745	USD	8,600,000	KRW	MSC	11/05/18	197	—
68,999	USD	78,480,000	KRW	MSC	11/05/18	121	—
23,233	USD	26,370,000	KRW	MSC	11/05/18	89	—
1,879,199	USD	2,127,977,000	KRW	MSC	11/30/18	10,339	—
56,916	USD	64,940,000	KRW	BCLY	11/30/18	—	(116)
91,791	USD	104,380,000	KRW	DEUT	12/06/18	100	—
68,659	USD	1,320,000	MXN	BNP	11/05/18	3,736	—
52,228	USD	990,000	MXN	SSG	11/05/18	3,536	—
46,373	USD	880,000	MXN	DEUT	11/05/18	3,091	—
29,922	USD	570,000	MXN	BNP	11/05/18	1,887	—
12,407	USD	235,000	MXN	RBC	11/05/18	849	—
7,864	USD	150,000	MXN	JPM	11/05/18	486	—
89,409	USD	1,815,000	MXN	GSC	11/05/18	140	—
1,507,211	USD	29,472,000	MXN	RBC	11/30/18	63,567	—
99,050	USD	1,970,000	MXN	DEUT	12/06/18	2,654	—
98,979	USD	1,970,000	MXN	BNP	12/06/18	2,583	—
36,825	USD	750,000	MXN	BNP	12/06/18	126	—
222,089	USD	925,000	MYR	BCLY	11/30/18	1,196	—
11,940	USD	50,000	MYR	BCLY	11/30/18	—	—
440,734	USD	3,590,000	NOK	CBK	11/05/18	14,777	—
68,420	USD	560,000	NOK	JPM	11/05/18	1,975	—
73,164	USD	600,000	NOK	BCLY	11/05/18	1,973	—
76,382	USD	630,000	NOK	JPM	11/05/18	1,632	—
45,460	USD	370,000	NOK	CBK	11/05/18	1,559	—
47,440	USD	390,000	NOK	CBK	11/05/18	1,166	—
50,738	USD	420,000	NOK	BCLY	11/05/18	905	—
47,017	USD	390,000	NOK	MSC	11/05/18	743	—
31,200	USD	260,000	NOK	MSC	11/05/18	351	—

The accompanying notes are an integral part of these financial statements.

97

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
9,819	USD	80,000	NOK	CBK	11/05/18	$327	$—
6,153	USD	50,000	NOK	SGG	11/05/18	220	—
2,296,701	USD	19,167,000	NOK	UBS	11/30/18	20,113	—
20,342	USD	170,000	NOK	BCLY	12/06/18	143	—
169,813	USD	1,430,000	NOK	CBK	12/06/18	—	(96)
219,094	USD	331,000	NZD	MSC	11/05/18	3,086	—
210,810	USD	320,000	NZD	DEUT	11/05/18	1,980	—
112,387	USD	170,000	NZD	DEUT	11/05/18	1,446	—
121,370	USD	185,000	NZD	DEUT	11/05/18	640	—
19,770	USD	30,000	NZD	SSG	11/05/18	192	—
13,198	USD	20,000	NZD	DEUT	11/05/18	146	—
6,614	USD	10,000	NZD	BCLY	11/05/18	88	—
13,134	USD	20,000	NZD	DEUT	11/05/18	82	—
6,571	USD	10,000	NZD	GSC	11/05/18	45	—
22,825	USD	35,000	NZD	CSFB	11/05/18	—	(16)
38,834	USD	60,000	NZD	CSFB	11/05/18	—	(322)
29,019	USD	45,000	NZD	CSFB	11/05/18	—	(348)
188,490	USD	290,000	NZD	MSC	11/05/18	—	(762)
61,145	USD	95,000	NZD	CSFB	11/05/18	—	(851)
19,623	USD	30,000	NZD	RBC	11/30/18	41	—
845,129	USD	1,297,000	NZD	BNP	11/30/18	—	(1,475)
313,334	USD	480,000	NZD	MSC	12/06/18	—	(6)
284,357	USD	436,000	NZD	MSC	12/06/18	—	(260)
348,406	USD	1,155,000	PEN	BCLY	11/05/18	5,905	—
165,969	USD	555,000	PEN	BNP	11/05/18	1,390	—
2,976	USD	10,000	PEN	BNP	11/05/18	11	—
341,231	USD	1,145,000	PEN	BCLY	12/06/18	2,102	—
505,485	USD	1,865,000	PLN	HSBC	11/05/18	19,401	—
55,088	USD	205,000	PLN	BCLY	11/05/18	1,658	—
57,484	USD	215,000	PLN	CBK	11/05/18	1,448	—
22,726	USD	85,000	PLN	MSC	11/05/18	572	—
21,400	USD	80,000	PLN	MSC	11/05/18	549	—
78,542	USD	298,000	PLN	UBS	11/30/18	832	—
5,035	USD	19,000	PLN	BCLY	11/30/18	80	—
189,779	USD	12,440,000	RUB	BOA	11/02/18	980	—
155,711	USD	10,210,000	RUB	JPM	11/02/18	756	—
92,364	USD	6,060,000	RUB	BOA	11/02/18	393	—
5,789	USD	380,000	RUB	GSC	11/02/18	22	—
22,736	USD	1,520,000	RUB	BOA	11/02/18	—	(333)
98,628	USD	6,580,000	RUB	JPM	11/02/18	—	(1,235)
2,318,269	USD	152,878,000	RUB	BOA	11/30/18	6,550	—
119,915	USD	7,910,000	RUB	BCLY	12/06/18	393	—
92,131	USD	810,000	SEK	JPM	11/05/18	3,583	—
36,023	USD	320,000	SEK	BCLY	11/05/18	1,041	—
30,355	USD	270,000	SEK	CBK	11/05/18	839	—
41,182	USD	370,000	SEK	CBK	11/05/18	734	—
14,645	USD	130,000	SEK	CBK	11/05/18	434	—
30,805	USD	280,000	SEK	BCLY	11/05/18	196	—
7,787	USD	70,000	SEK	BNP	11/05/18	135	—
15,405	USD	140,000	SEK	CBK	11/05/18	100	—
206,566	USD	1,897,000	SEK	CBK	11/05/18	—	(810)
134,827	USD	1,230,000	SEK	MSC	12/06/18	—	(17)
88,648	USD	810,000	SEK	JPM	12/06/18	—	(152)
106,779	USD	146,000	SGD	CBK	11/05/18	1,365	—
54,612	USD	75,000	SGD	CBK	11/05/18	461	—
21,983	USD	30,000	SGD	SCB	11/05/18	323	—
29,090	USD	40,000	SGD	BCLY	11/05/18	209	—
14,524	USD	20,000	SGD	DEUT	11/05/18	84	—
14,513	USD	20,000	SGD	DEUT	11/05/18	73	—
65,052	USD	90,000	SGD	CBK	11/05/18	71	—
7,246	USD	10,000	SGD	JPM	11/05/18	26	—
7,225	USD	10,000	SGD	SCB	11/05/18	5	—
75,736	USD	105,000	SGD	CBK	11/05/18	—	(75)

The accompanying notes are an integral part of these financial statements.

98

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
25,369	USD	35,000	SGD	BNP	11/30/18	$85	$—
324,952	USD	10,610,000	THB	JPM	11/05/18	4,864	—
342,756	USD	11,280,000	THB	JPM	11/05/18	2,455	—
107,001	USD	3,510,000	THB	JPM	11/05/18	1,110	—
84,906	USD	2,790,000	THB	CBK	11/05/18	736	—
84,815	USD	2,790,000	THB	CBK	11/05/18	645	—
53,436	USD	1,750,000	THB	JPM	11/05/18	641	—
342,786	USD	11,344,000	THB	JPM	11/05/18	554	—
12,857	USD	414,000	THB	JPM	11/05/18	367	—
12,887	USD	420,000	THB	JPM	11/05/18	216	—
85,724	USD	2,836,000	THB	JPM	11/05/18	166	—
13,129	USD	430,000	THB	JPM	11/05/18	157	—
9,208	USD	300,000	THB	JPM	11/05/18	157	—
407,443	USD	13,510,000	THB	JPM	11/05/18	—	(134)
4,256	USD	140,000	THB	SGG	11/30/18	30	—
449,621	USD	14,967,000	THB	MSC	12/06/18	—	(2,323)
449,419	USD	14,967,000	THB	JPM	12/06/18	—	(2,525)
41,670	USD	235,000	TRY	JPM	11/08/18	—	(168)
267,619	USD	8,149,000	TWD	DEUT	11/05/18	4,174	—
294,108	USD	9,060,000	TWD	BOA	11/05/18	1,212	—
55,483	USD	1,700,000	TWD	DEUT	11/05/18	525	—
135,610	USD	4,210,000	TWD	JPM	11/05/18	—	(493)
135,610	USD	4,210,000	TWD	JPM	11/05/18	—	(493)
173,737	USD	5,365,000	TWD	MSC	11/30/18	—	(6)
4,558,382	USD	140,854,000	TWD	DEUT	11/30/18	—	(3,100)
565,952	USD	17,480,000	TWD	BCLY	12/06/18	—	(435)
115,037	USD	1,641,000	ZAR	JPM	11/05/18	3,867	—
78,695	USD	1,120,000	ZAR	JPM	11/05/18	2,820	—
78,283	USD	1,120,000	ZAR	JPM	11/05/18	2,408	—
40,032	USD	570,000	ZAR	MSC	11/05/18	1,417	—
26,176	USD	370,000	ZAR	JPM	11/05/18	1,110	—
22,894	USD	330,000	ZAR	JPM	11/05/18	538	—
21,490	USD	310,000	ZAR	JPM	11/05/18	489	—
27,218	USD	400,000	ZAR	BCLY	11/05/18	120	—
62,358	USD	920,000	ZAR	JPM	11/05/18	32	—
58,284	USD	870,000	ZAR	JPM	11/05/18	—	(654)
718,558	USD	10,524,000	ZAR	BCLY	11/30/18	7,879	—
6,134	USD	90,000	ZAR	MSC	12/06/18	61	—
74,342	USD	1,101,000	ZAR	JPM	12/06/18	49	—
1,970,000	ZAR	132,421	USD	GSC	11/05/18	1,037	—
1,101,000	ZAR	74,630	USD	JPM	11/05/18	—	(42)
260,000	ZAR	17,742	USD	BCLY	11/05/18	—	(128)
500,000	ZAR	34,064	USD	BCLY	11/05/18	—	(191)
420,000	ZAR	29,119	USD	DEUT	11/05/18	—	(666)
480,000	ZAR	33,519	USD	MSC	11/05/18	—	(1,001)
740,000	ZAR	51,855	USD	MSC	11/05/18	—	(1,723)
750,000	ZAR	52,541	USD	MSC	11/05/18	—	(1,732)
1,430,000	ZAR	98,623	USD	JPM	11/05/18	—	(1,747)
490,000	ZAR	33,026	USD	JPM	12/06/18	38	—
170,000	ZAR	11,649	USD	MSC	12/06/18	—	(178)

Total						$1,120,418	$(760,570)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia

Counterparty Abbreviations: – (continued)
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International

The accompanying notes are an integral part of these financial statements.

99

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Counterparty Abbreviations: – (continued)
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira

Currency Abbreviations: – (continued)
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
BADLAR	Buenos Aires Deposits of Large Amount Rate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPI	Consumer Price Index
FTSE	Financial Times and Stock Exchange
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
XAU	Philadelphia Gold and Silver Index

Other Abbreviations:
ABP	Public Limited Company (Publikt Aktiebolag)
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
ESP	Electrical Submersible Pump
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Inter-Bank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced
TIIE	Interbank Equilibrium Interest Rate

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$12,791,984	$—	$12,791,984	$—
Corporate Bonds	7,119,970	—	7,119,970	—
Foreign Government Obligations	20,639,899	—	20,639,899	—
U.S. Government Agencies	10,710,575	—	10,710,575	—
U.S. Government Securities	9,272,864	—	9,272,864	—
Common Stocks
Argentina	50,025	50,025	—	—
Australia	2,566,998	736,716	1,830,282	—
Austria	1,215,515	15,137	1,200,378	—
Belgium	1,191,031	—	1,191,031	—
Bermuda	1,406,214	1,406,214	—	—
Brazil	118,685	118,685	—	—
British Virgin Islands	116,637	116,637	—	—
Canada	4,590,256	4,590,256	—	—
China	4,554,995	1,251,894	3,303,101	—
Colombia	20,400	20,400	—	—
Croatia	190,127	190,127	—	—

The accompanying notes are an integral part of these financial statements.

100

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

	Total	Level 1	Level 2	Level 3(1)
Assets – (continued)
Czech Republic	$305,250	$—	$305,250	$—
Denmark	889,799	83,425	806,374	—
Estonia	309,818	309,818	—	—
Finland	962,851	714,285	248,566	—
France	8,067,124	669,791	7,397,333	—
Georgia	455,810	455,810	—	—
Germany	2,926,992	—	2,926,992	—
Greece	2,670,678	1,220,463	1,450,215	—
Hong Kong	1,162,741	32,627	1,130,114	—
Iceland	2,578,254	2,578,254	—	—
India	12,293,959	64,551	12,229,408	—
Indonesia	23,026	23,026	—	—
Ireland	3,105,822	2,231,201	874,621	—
Israel	45,235	45,235	—	—
Italy	1,721,625	—	1,721,625	—
Japan	19,611,419	47,506	19,563,913	—
Luxembourg	332,776	237,744	95,032	—
Malaysia	152,436	—	152,436	—
Mauritius	610,230	—	610,230	—
Mexico	60,259	60,259	—	—
Netherlands	2,638,494	327,526	2,310,968	—
New Zealand	926,204	118,148	808,056	—
Norway	373,645	—	373,645	—
Philippines	9,253	9,253	—	—
Portugal	426,511	—	426,511	—
Romania	169,533	169,533	—	—
Russia	354,578	219,467	135,111	—
Singapore	507,539	262,525	245,014	—
Slovenia	144,890	144,890	—	—
South Africa	170,268	—	170,268	—
South Korea	2,621,120	155,951	2,465,169	—
Spain	1,433,190	226,728	1,206,462	—
Sweden	1,541,147	786,397	754,750	—
Switzerland	2,545,618	554,137	1,991,481	—
Taiwan	4,110,373	—	4,110,373	—
Thailand	23,759	23,759	—	—
United Arab Emirates	11,723	11,723	—	—
United Kingdom	9,270,289	3,532,576	5,737,713	—
United States	52,537,796	52,223,729	314,067	—
Convertible Bonds	301,614	—	301,614	—
Exchange-Traded Funds	21,356,189	21,130,925	225,264	—
Preferred Stocks	319,938	—	—	319,938
Warrants	126,828	—	126,828	—
Short-Term Investments	54,598,340	54,598,340	—	—
Purchased Options	353,635	2,683	349,764	1,188
Foreign Currency Contracts(2)	1,120,418	—	1,120,418	—
Futures Contracts(2)	1,129,650	1,129,650	—	—
Swaps - Credit Default(2)	163,747	—	163,747	—
Swaps - Interest Rate(2)	108,142	—	108,142	—
Swaps - Total Return(2)	758	—	758	—

Total	$294,237,468	$152,898,026	$141,018,316	$321,126

Liabilities
Foreign Currency Contracts(2)	$(760,570)	$—	$(760,570)	$—
Futures Contracts(2)	(979,407)	(979,407)	—	—
Swaps - Credit Default(2)	(136,863)	—	(136,863)	—
Swaps - Interest Rate(2)	(220,745)	—	(220,745)	—
Swaps - Total Return(2)	(13,881)	—	(13,881)	—
TBA Sale Commitments	(3,784,238)	—	(3,784,238)	—
Written Options	(106,819)	—	(106,819)	—

Total	$(6,002,523)	$(979,407)	$(5,023,116)	$—

(1)	For the year ended October 31, 2018, investments valued at $6,864 were transferred from Level 1 to Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

101

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.7%
	Automobiles & Components - 0.1%
13,405	NOK Corp.	$192,882

	Banks - 1.2%
47,030	Banca Popolare dell’Emilia Romagna SC	178,479
26,329	Bank of Ireland Group plc	186,030
79,271	CaixaBank S.A.	320,787
31,487	HSBC Holdings plc	259,126
7,459	KB Financial Group, Inc.	310,624
60,950	Mitsubishi UFJ Financial Group, Inc.	368,899
231,295	Mizuho Financial Group, Inc.	397,218
38,937	Standard Chartered plc	272,898
11,035	Sumitomo Mitsui Financial Group, Inc.	429,649
9,930	Sumitomo Mitsui Trust Holdings, Inc.	394,553
104,800	Unicaja Banco S.A.(1)	134,153
25,418	UniCredit S.p.A.	324,973

		3,577,389

	Capital Goods - 2.2%
15,276	Advanced Drainage Systems, Inc.	424,520
5,743	AGCO Corp.	321,838
5,438	Altra Industrial Motion Corp.	175,484
14,403	Arconic, Inc.	292,813
2,178	Argan, Inc.	95,876
10,697	Beacon Roofing Supply, Inc.*	298,553
1,131	BMC Stock Holdings, Inc.*	18,933
16,358	Caesarstone Ltd.(2)	258,293
16,610	Chiyoda Corp.	82,650
11,169	Cie de Saint-Gobain	420,752
3,730	CNK International Co., Ltd.*(3)(4)	—
6,847	Deere & Co.	927,358
11,578	Fortune Brands Home & Security, Inc.	519,042
2,820	Greenbrier Cos., Inc.	133,809
19,158	JELD-WEN Holding, Inc.*	311,509
12,390	JGC Corp.	239,831
7,455	Kubota Corp.	117,690
7,012	Middleby Corp.*	787,448
28,810	Milacron Holdings Corp.*	403,340
7,264	Sterling Construction Co., Inc.*	82,519
6,318	Vinci S.A.(2)	562,298
42,124	Yellow Cake plc*(1)	128,146

		6,602,702

	Commercial & Professional Services - 0.4%
7,445	Adecco Group AG	364,582
10,675	Clean Harbors, Inc.*	726,327
4,628	Covanta Holding Corp.	67,985

		1,158,894

	Consumer Durables & Apparel - 0.5%
4,124	Mohawk Industries, Inc.*	514,387
23,970	Skyline Champion Corp.	571,205
29,959	TRI Pointe Group, Inc.*	356,512

		1,442,104

	Diversified Financials - 0.4%
2,416	Berkshire Hathaway, Inc. Class B*	495,956
4,090	Julius Baer Group Ltd.*	186,524
30,582	UBS Group AG*	427,448
29,990	Uranium Participation Corp.*	103,426

		1,213,354

	Energy - 34.3%
36,532	Advantage Oil & Gas Ltd.*	81,864
63,125	Alta Mesa Resources, Inc.*(2)	198,844
14,402	Anadarko Petroleum Corp.	766,186
20,295	Antero Resources Corp.*	322,488
15,355	ARC Resources Ltd.	143,000
7,764	Baker Hughes a GE Co.	207,221

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.7% - (continued)
	Energy - 34.3% - (continued)
269,701	BP plc	$1,948,244
90,892	BP plc ADR	3,941,986
36,314	Cabot Oil & Gas Corp.	879,888
11,107	Calfrac Well Services Ltd.*(2)	38,136
70,322	Callon Petroleum Co.*	701,110
16,071	Cameco Corp.	172,130
4,160	Canadian Natural Resources Ltd.	113,651
42,155	Centennial Resource Development, Inc. Class A*	807,690
41,558	Chevron Corp.	4,639,951
8,481	CNOOC Ltd. ADR	1,435,409
14,170	Concho Resources, Inc.*	1,970,905
14,834	ConocoPhillips	1,036,897
5,664	Delek U.S. Holdings, Inc.	207,982
13,776	Devon Energy Corp.	446,342
19,369	DHT Holdings, Inc.	97,426
23,404	Diamondback Energy, Inc.	2,629,673
79,367	Encana Corp.	812,718
163,773	Eni S.p.A.	2,908,568
85,213	Eni S.p.A. ADR(2)	3,011,427
22,967	EOG Resources, Inc.	2,419,344
9,835	EQT Corp.	334,095
49,742	Equinor ASA ADR(2)	1,278,369
10,543	Euronav N.V.*	96,996
21,681	Extraction Oil & Gas, Inc.*	173,231
93,617	Exxon Mobil Corp.	7,459,403
11,289	Falcon Minerals Corp.	110,632
9,631	Fugro N.V.*(2)	123,740
34,791	Galp Energia SGPS S.A.	604,954
217,399	Gazprom PJSC ADR	1,027,968
20,588	Green Plains, Inc.	350,820
17,411	Halcon Resources Corp.*	57,805
36,802	Halliburton Co.	1,276,293
13,900	Hess Corp.	797,860
90,516	Inpex Corp.	1,030,670
46,740	Jagged Peak Energy, Inc.*(2)	575,837
13,355	Japan Petroleum Exploration Co., Ltd.	279,161
56,024	Kinder Morgan, Inc.	953,528
18,108	Kosmos Energy Ltd.*	117,521
26,890	Liberty Oilfield Services, Inc. Class A(2)	510,372
42,540	LUKOIL PJSC ADR	3,171,735
20,799	Lundin Petroleum AB	632,792
15,402	Marathon Oil Corp.	292,484
32,097	Marathon Petroleum Corp.	2,261,234
46,882	Newfield Exploration Co.*	947,016
18,365	Noble Energy, Inc.	456,370
20,006	Occidental Petroleum Corp.	1,341,802
44,412	Painted Pony Energy Ltd.*(2)	70,509
14,212	Parsley Energy, Inc. Class A*	332,845
25,947	Patterson-UTI Energy, Inc.	431,758
4,513	PDC Energy, Inc.*	191,577
148,899	Petroleo Brasileiro S.A. ADR	2,419,609
9,134	Phillips 66	939,158
17,733	Pioneer Natural Resources Co.	2,611,539
63,473	ProPetro Holding Corp.*	1,120,298
90,219	PTT PCL	135,397
50,126	Reliance Industries Ltd.	719,623
15,666	Repsol S.A.	279,933
4,449	Resolute Energy Corp.*(2)	123,816
77,465	Rosneft Oil Co. PJSC GDR	542,740
125,739	Royal Dutch Shell plc Class A, ADR	7,945,447
78,313	Royal Dutch Shell plc Class B	2,554,016
61,727	Saipem S.p.A.*	337,568
28,320	Schlumberger Ltd.	1,453,099
127,992	Scorpio Tankers, Inc.(2)	229,106
74,359	Snam S.p.A.	307,442

The accompanying notes are an integral part of these financial statements.

102

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.7% - (continued)
	Energy - 34.3% - (continued)
72,046	SRC Energy, Inc.*	$510,086
35,448	Suncor Energy, Inc.	1,180,773
160,778	Surgutneftegas PJSC ADR	638,915
16,131	Targa Resources Corp.	833,489
19,058	Tenaris S.A. ADR	557,065
128,340	Total S.A.(2)	7,530,404
77,685	Total S.A. ADR	4,552,341
9,871	Tourmaline Oil Corp.	143,965
35,226	TransCanada Corp.	1,328,540
74,239	Trican Well Service Ltd.*	101,508
24,852	Valero Energy Corp.	2,263,769
2,955	Vermilion Energy, Inc.(2)	78,362
15,100	Viper Energy Partners L.P.	542,996
49,666	WPX Energy, Inc.*	796,643
14,729	YPF S.A. ADR*	220,935

		102,227,039

	Food & Staples Retailing - 0.1%
1,227	Andersons, Inc.	44,172
76,011	J Sainsbury plc	301,997

		346,169

	Food, Beverage & Tobacco - 1.4%
5,221	Adecoagro S.A.*	41,768
14,232	AGT Food & Ingredients, Inc.(2)	189,623
17,103	Archer-Daniels-Midland Co.	808,117
53,482	Astra Agro Lestari Tbk PT	42,288
22,962	Australian Agricultural Co., Ltd.*	21,532
54,755	BRF S.A.*	322,218
156,905	Bumitama Agri Ltd.(2)	73,099
8,732	Bunge Ltd.	539,638
128,135	China Agri-Industries Holdings Ltd.	42,946
6,887	Darling Ingredients, Inc.*	142,285
111,315	First Resources Ltd.	126,938
1,768	Fresh Del Monte Produce, Inc.	58,397
4,539	Glanbia plc	80,251
174,550	Golden Agri-Resources Ltd.	32,182
7,335	GrainCorp Ltd. Class A	42,878
1,070	Hokuto Corp.	18,252
3,803	Ingredion, Inc.	384,788
42,410	IOI Corp. Bhd	45,615
64,910	JBS S.A.	178,779
3,781	Kernel Holding S.A.	48,409
22,705	Kuala Lumpur Kepong Bhd	135,205
5,633	MHP SE GDR	66,188
1,760	NH Foods Ltd.	60,695
4,215	Origin Enterprises plc	27,069
1,036	Prima Meat Packers Ltd.	19,567
3,440	S&W Seed Co.*	9,632
36,440	Sao Martinho S.A.	189,960
2,131	Select Harvests Ltd.	7,810
13,894	Tate & Lyle plc	119,462
959	Tyson Foods, Inc. Class A	57,463
147,335	Wilmar International Ltd.	336,559

		4,269,613

	Insurance - 0.4%
21,687	Assicurazioni Generali S.p.A.	349,960
16,915	Dai-ichi Life Holdings, Inc.	317,415
442,778	Shin Kong Financial Holding Co., Ltd.	145,985
27,960	T&D Holdings, Inc.	446,960
19,518	Tongyang Life Insurance Co., Ltd.	96,907

		1,357,227

	Materials - 11.9%
60,387	Acacia Mining plc*	118,366
14,777	Agnico Eagle Mines Ltd.	521,957

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.7% - (continued)
	Materials - 11.9% - (continued)
518	Alcoa Corp.*	$18,125
989	Allegheny Technologies, Inc.*	25,605
158,358	Alrosa PJSC*	240,156
60,075	Alumina Ltd.	109,026
87,336	Aluminum Corp. of China Ltd. Class H*	31,794
979	American Vanguard Corp.	15,762
32,025	Angang Steel Co., Ltd. Class H	27,386
12,481	Anglo American Platinum Ltd.	406,347
54,147	Anglo American plc	1,155,680
25,874	AngloGold Ashanti Ltd.	251,834
9,711	Antofagasta plc	97,207
22,381	ArcelorMittal	558,043
113,389	Barrick Gold Corp.	1,420,323
76,541	BHP Billiton Ltd.	1,766,080
6,911	BHP Billiton Ltd. ADR	319,150
48,448	BHP Billiton plc	966,474
10,919	BHP Billiton plc ADR	439,490
13,281	BlueScope Steel Ltd.	136,138
6,642	Boliden AB	151,682
5,193	Buzzi Unicem S.p.A.	99,717
39,647	Centerra Gold, Inc.*	154,799
30,695	CF Industries Holdings, Inc.	1,474,281
566,800	China BlueChemical Ltd. Class H	194,299
86,288	China Molybdenum Co., Ltd. Class H	32,222
276,559	China Steel Corp.	218,425
59,030	China Zhongwang Holdings Ltd.	26,268
12,139	Cia de Minas Buenaventura S.A.A ADR	168,004
14,190	Cia Siderurgica Nacional S.A.*	36,490
1,301	Cleveland-Cliffs, Inc.*	13,999
188	Daido Steel Co., Ltd.	7,740
106,826	Eldorado Gold Corp.*	70,644
34,666	Eregli Demir ve Celik Fabrikalari T.A.S.	56,256
2,896	Feng Hsin Steel Co., Ltd.	5,494
23,810	Fertilizantes Heringer S.A.*	30,902
21,561	First Quantum Minerals Ltd.	215,209
37,383	Fortescue Metals Group Ltd.	106,404
11,903	Franco-Nevada Corp.	743,412
41,381	Freeport-McMoRan, Inc.	482,089
14,581	Fresnillo plc	158,117
24,088	Gerdau S.A. ADR	104,783
277,662	Glencore plc	1,129,990
41,836	Glencore plc ADR*	338,035
148,825	Gold Fields Ltd.	393,456
55,270	Goldcorp, Inc.	499,191
92,082	Grupo Mexico S.A.B. de C.V. Class B	212,376
25,289	Hindalco Industries Ltd.	75,401
30,450	Hitachi Metals Ltd.	358,059
1,964	Hyundai Steel Co.	72,071
43,270	Impala Platinum Holdings Ltd.*	79,512
10,193	Industrias Penoles S.A.B. de C.V.	143,512
5,108	International Paper Co.	231,699
7,724	Intrepid Potash, Inc.*	30,510
1,322	Jastrzebska Spolka Weglowa S.A.*	25,415
12,335	JFE Holdings, Inc.	231,794
33,047	Jiangxi Copper Co., Ltd. Class H	36,503
4,922	Jindal Steel & Power Ltd.*	11,412
17,684	JSR Corp.	263,548
18,231	JSW Steel Ltd.	83,701
2,872	K+S AG	53,482
3,587	KGHM Polska Miedz S.A.*	81,095
143,289	Kinross Gold Corp.*	371,613
6,652	Kobe Steel Ltd.	53,484
213	Korea Zinc Co., Ltd.	71,040
1,427	Kumba Iron Ore Ltd.	27,979
2,775	Kumiai Chemical Industry Co., Ltd.	17,274

The accompanying notes are an integral part of these financial statements.

103

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.7% - (continued)
	Materials - 11.9% - (continued)
10,250	Kyoei Steel Ltd.	$185,677
7,116	LafargeHolcim Ltd.*	329,545
17,376	Lundin Mining Corp.	71,407
894	Martin Marietta Materials, Inc.	153,124
1,043	Maruichi Steel Tube Ltd.	30,053
2,634	Mitsubishi Materials Corp.	72,922
15,547	MMC Norilsk Nickel PJSC ADR	257,400
53,149	MMG Ltd.*	20,032
48,735	Mosaic Co.	1,507,861
49,698	Newcrest Mining Ltd.	727,489
44,822	Newmont Mining Corp.	1,385,896
17,873	Nippon Steel & Sumitomo Metal Corp.	329,688
31,203	Norsk Hydro ASA	161,812
10,332	Nucor Corp.	610,828
32,815	Nufarm Ltd.	132,700
20,939	Nutrien Ltd.	1,108,465
4,207	Pacific Metals Co., Ltd.	118,043
2,490	Packaging Corp. of America	228,607
157,114	Petra Diamonds Ltd.*	78,719
4,677	Polyus PJSC GDR	144,150
1,773	POSCO	405,827
26,813	Press Metal Aluminium Holdings Bhd	31,040
6,088	Randgold Resources Ltd.	478,844
101,308	Resolute Mining Ltd.	74,894
10,109	Rio Tinto Ltd.	550,054
28,526	Rio Tinto plc	1,384,959
11,519	Rio Tinto plc ADR	567,772
3,533	Salzgitter AG	141,207
6,235	Severstal PJSC GDR	96,785
16,998	Shougang Fushan Resources Group Ltd.	3,441
236,600	Sinofert Holdings Ltd.*(2)	26,604
126,154	South32 Ltd.	325,400
4,763	Southern Copper Corp.	182,613
8,061	Steel Dynamics, Inc.	319,216
5,733	Sumitomo Metal Mining Co., Ltd.	180,509
8,118	Tata Steel Ltd.	60,873
16,080	Teck Resources Ltd. Class B	332,361
9,509	thyssenkrupp AG	199,320
24,125	Tokyo Steel Manufacturing Co., Ltd.	190,216
21,916	Turquoise Hill Resources Ltd.*	36,958
342	United States Steel Corp.	9,073
74,702	Vale S.A.	1,138,345
23,193	Vale S.A. ADR	350,214
34,356	Vedanta Ltd.	98,298
2,433	Vicat S.A.	130,751
2,793	voestalpine AG	99,123
7,005	Vulcan Materials Co.	708,486
82,697	Western Areas Ltd.	132,187
28,017	Wheaton Precious Metals Corp.	460,548
7,751	Yamato Kogyo Co., Ltd.	204,268
14,757	Yara International ASA	633,715
67,030	Zhaojin Mining Industry Co., Ltd. Class H	59,291
385,620	Zijin Mining Group Co., Ltd. Class H	144,246

		35,480,187

	Media & Entertainment - 0.2%
14,523	Comcast Corp. Class A	553,907

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
1,294	Bayer AG	99,188
3,801	Genus plc	107,390

		206,578

	Real Estate - 0.5%
4,250	American Tower Corp. REIT	662,193
6,318	Equity LifeStyle Properties, Inc. REIT	598,251

Shares or Principal Amount		Market Value†
COMMON STOCKS - 59.7% - (continued)
	Real Estate - 0.5% - (continued)
17,233	Five Point Holdings LLC Class A*	$130,971

		1,391,415

	Retailing - 0.0%
10,235	Xebio Holdings Co., Ltd.	141,859

	Semiconductors & Semiconductor Equipment - 0.1%
6,905	First Solar, Inc.*	288,629
4,960	Tokyo Seimitsu Co., Ltd.	119,273

		407,902

	Software & Services - 0.1%
5,514	Fujitsu Ltd.	335,463

	Telecommunication Services - 1.0%
208,964	BT Group plc	639,849
43,360	China Mobile Ltd.	406,191
821,070	China Telecom Corp. Ltd. Class H	388,474
1,326,000	China Tower Corp. Ltd. Class H*(1)	201,218
349,990	China Unicom Hong Kong Ltd.	366,072
12,487	KT Corp.	314,173
21,531	NTT DOCOMO, Inc.	533,944

		2,849,921

	Transportation - 0.7%
187	AP Moller - Maersk A/S Class B	236,033
6,673	Canadian National Railway Co.	570,458
10,826	D/S Norden A/S*	149,524
949	Flughafen Zurich AG	187,554
5,015	Kirby Corp.*	360,779
711	Norfolk Southern Corp.	119,327
490,405	Pacific Basin Shipping Ltd.	107,453
75,540	PostNL N.V.	223,177
906	Union Pacific Corp.	132,475

		2,086,780

	Utilities - 4.1%
19,981	Avangrid, Inc.	939,307
98,677	Beijing Enterprises Holdings Ltd.	535,023
143,551	Centrica plc	269,629
694,620	China Longyuan Power Group Corp. Ltd. Class H	528,608
12,400	Cia de Saneamento do Parana	172,097
54,278	CK Infrastructure Holdings Ltd.	397,240
80,586	E.ON SE	779,272
7,857	Edison International	545,197
95,641	Enel S.p.A.	468,934
45,646	Engie S.A.	606,507
53,599	ENN Energy Holdings Ltd.	457,337
265,316	Guangdong Investment Ltd.	474,987
1,430,878	Huaneng Renewables Corp. Ltd. Class H	368,272
135,937	Iberdrola S.A.	961,866
3,328	Innogy SE*	138,792
42,268	National Grid plc	446,521
2,284	NextEra Energy Partners L.P.	103,991
3,623	NextEra Energy, Inc.	624,967
78,096	NTPC Ltd.	168,616
6,929	OGE Energy Corp.	250,483
11,622	Osaka Gas Co., Ltd.	212,520
187,466	Power Grid Corp. of India Ltd.	471,227
12,198	Sempra Energy	1,343,244
16,004	Severn Trent plc	380,325
11,451	UGI Corp.	607,590

		12,252,552

	Total Common Stocks (cost $182,938,892)	$178,093,937

The accompanying notes are an integral part of these financial statements.

104

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 0.7%
		Construction Materials - 0.1%
	$125,000	Jeld-Wen, Inc. 4.63%, 12/15/2025(1)	$112,031
	125,000	Standard Industries, Inc. 5.38%, 11/15/2024(5)	120,000

			232,031

		Electric - 0.0%
	100,000	Abu Dhabi National Energy Co. PJSC 6.25%, 09/16/2019(5)	102,550

		Home Builders - 0.2%
	150,000	KB Home 7.50%, 09/15/2022	158,250
	100,000	M/I Homes, Inc. 5.63%, 08/01/2025	92,000
	100,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	97,250
	30,000	Toll Brothers Finance Corp. 4.00%, 12/31/2018	29,925
	100,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.88%, 06/15/2024	93,375

			470,800

		Iron/Steel - 0.0%
	75,000	AK Steel Corp. 7.63%, 10/01/2021	74,906
	75,000	United States Steel Corp. 6.65%, 06/01/2037	63,563

			138,469

		Mining - 0.2%
EUR	225,000	Anglo American Capital plc 1.63%, 09/18/2025(5)	244,543
	$125,000	New Gold, Inc. 6.38%, 05/15/2025(1)	100,156
	125,000	Teck Resources Ltd. 8.50%, 06/01/2024(1)	135,625

			480,324

		Oil & Gas - 0.1%
		Anadarko Petroleum Corp.
	25,000	4.50%, 07/15/2044	21,852
	50,000	6.45%, 09/15/2036	54,149
GBP	100,000	Gazprom OAO Via Gaz Capital S.A. 5.34%, 09/25/2020(5)	133,125
	$75,000	Noble Energy, Inc. 6.00%, 03/01/2041	77,854
	50,000	Occidental Petroleum Corp. 4.40%, 04/15/2046	48,275
	53,000	Petrobras Global Finance B.V. 5.30%, 01/27/2025	50,549

			385,804

		Oil & Gas Services - 0.1%
	200,000	Alpha Star Holding Ltd. 6.25%, 04/20/2022(5)	188,432

		Total Corporate Bonds (cost $2,078,486)	$1,998,410

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
		Argentina - 0.1%
ARS	4,100,000	Argentina POM Politica Monetaria 67.49%, 06/21/2020(6)	$129,170
		Argentine Republic Government International Bond
EUR	100,000	3.38%, 01/15/2023	94,603
	125,000	5.00%, 01/15/2027(5)	109,029

			332,802

		Greece - 0.0%
	18,925,000	Hellenic Republic Government Bond 0.00%, 10/15/2042(6)	64,306

		Italy - 0.0%
	66,159	Italy Buoni Poliennali Del Tesoro 0.10%, 05/15/2023(7)	70,207

		Japan - 0.3%
		Japanese Government CPI Linked Bond
JPY	98,485,725	0.10%, 03/10/2026(7)	905,190
	4,216,800	0.10%, 03/10/2028(7)	38,885

			944,075

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 0.7% - (continued)
		Mexico - 0.3%
MXN	16,187,292	Mexican Udibonos 2.00%, 06/09/2022(7)	$737,025

		Total Foreign Government Obligations (cost $2,436,832)	$2,148,415

U.S. GOVERNMENT SECURITIES - 20.4%
		United States - 20.4%
		U.S. Treasury Bonds - 6.3%
	$1,005,103	2.38%, 01/15/2025(7)	$1,083,430
	677,823	3.63%, 04/15/2028(7)	827,138
	581,199	1.75%, 01/15/2028(7)	612,416
	3,261,574	2.00%, 01/15/2026(7)	3,464,027
	117,055	1.00%, 02/15/2046(7)	108,539
	639,028	2.38%, 01/15/2027(7)	701,521
	497,899	0.75%, 02/15/2045(7)	435,110
	104,453	0.88%, 02/15/2047(7)	93,579
	12,277,958	1.00%, 02/15/2048(7)	11,353,114

			18,678,874

		U.S. Treasury Notes - 14.1%
	6,106,151	0.63%, 01/15/2024(7)(8)	5,977,784
	5,143,857	0.25%, 01/15/2025(7)	4,889,948
	879,999	1.88%, 07/15/2019(7)	886,748
	66,461	1.38%, 01/15/2020(7)	66,631
	1,335,134	1.25%, 07/15/2020(7)	1,342,454
	2,152,537	1.13%, 01/15/2021(7)	2,154,306
	2,309,597	0.63%, 07/15/2021(7)	2,290,359
	1,109,564	0.13%, 01/15/2022(7)	1,077,079
	6,372,501	0.13%, 01/15/2023(7)	6,135,164
	2,085,444	0.38%, 07/15/2023(7)	2,031,771
	1,745,216	0.13%, 07/15/2024(7)	1,662,819
	1,546,164	0.38%, 07/15/2025(7)	1,480,814
	2,330,498	0.63%, 01/15/2026(7)	2,252,481
	2,138,146	0.13%, 04/15/2021(7)	2,083,690
	1,021,290	0.13%, 07/15/2026(7)	950,704
	1,344,219	0.38%, 01/15/2027(7)	1,265,561
	969,833	0.38%, 07/15/2027(7)	912,792
	926,420	0.50%, 01/15/2028(7)	875,479
	3,197,463	0.63%, 04/15/2023(7)	3,136,512
	574,060	0.75%, 07/15/2028(7)	555,852

			42,028,948

			60,707,822

		Total U.S. Government Securities (cost $62,933,988)	$60,707,822

CONVERTIBLE BONDS - 0.0%
		Construction Materials - 0.0%
	75,000	Cemex S.A.B. de C.V. 3.72%, 03/15/2020	$73,679

		Total Convertible Bonds (cost $77,067)	$73,679

EXCHANGE-TRADED FUNDS - 6.7%
		Investment Company Securities - 0.7%
	88,647	Invesco Senior Loan ETF(2)	2,039,767

		Other Investment Pools & Funds - 6.0%
	67,754	Energy Select Sector SPDR Fund	4,550,359
	3,105	iShares JP Morgan USD Emerging Markets Bond ETF	324,969
	83,066	VanEck Vectors Agribusiness ETF	5,106,067
	427,229	VanEck Vectors Gold Miners ETF	8,087,445

			18,068,840

		Total Exchange-Traded Funds (cost $20,816,401)	$20,108,607

The accompanying notes are an integral part of these financial statements.

105

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.2%
	Materials - 0.0%
23,054	Gerdau S.A.	$100,728

	Telecommunication Services - 0.1%
15,200	Telefonica Brasil S.A.	176,527

	Utilities - 0.1%
30,300	Cia Paranaense de Energia	213,561

	Total Preferred Stocks (cost $486,080)	$490,816

	Total Long-Term Investments (cost $271,767,746)	$263,621,686

SHORT-TERM INVESTMENTS - 17.1%
	Other Investment Pools & Funds - 14.6%
43,658,453	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(9)	$43,658,453

	Securities Lending Collateral - 2.5%
365,014	Citibank NA DDCA, 2.19%, 11/1/2018(9)	365,014
2,826,629	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(9)	2,826,629
830,760	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(9)	830,760
2,016,567	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(9)	2,016,567
385,895	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(9)	385,895
875,416	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(9)	875,416

		7,300,281

	Total Short-Term Investments (cost $50,958,734)	$50,958,734

Total Investments Excluding Purchased Options (cost $322,726,480)	105.5%	$314,580,420

Total Purchased Options (cost $30,147)	0.0%	$16,503

Total Investments (cost $322,756,627)	105.5%	$314,596,923
Other Assets and Liabilities	(5.5)%	(16,294,581)

Total Net Assets	100.0%	$298,302,342

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the
Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2018, the Fund invested 23.2% of its total assets in the Subsidiary.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $908,579, representing 0.3% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Investment valued using significant unobservable inputs.

(4)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $897,679, representing 0.3% of net assets.

(6)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(9)	Current yield as of period end.

Exchange-Traded Option Contracts Outstanding at October 31, 2018
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Brent Crude Oil Future Option	85.00 USD	02/14/19	19	USD	19,000	$3,230	$7,473	$(4,243)
Brent Crude Oil Future Option	85.00 USD	05/16/19	23	USD	23,000	11,730	10,909	821

The accompanying notes are an integral part of these financial statements.

106

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Exchange-Traded Option Contracts Outstanding at October 31, 2018 – (continued)
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts – (continued):
Calls – (continued):
Corn Future Option	380.00 USD	11/23/18	22	USD	110,000	$1,513	$5,581	$(4,068)
Silver Future Option	17.50 USD	11/27/18	2	USD	10,000	30	6,185	(6,155)

Total Calls					162,000	$16,503	$30,148	$(13,645)

Total purchased option contracts					162,000	$16,503	$30,148	$(13,645)

Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
Silver Future Option	21.00 USD	11/27/18	(2)	USD	(10,000)	$(10)	$(893)	$883

Total written option contracts					(10,000)	$(10)	$(893)	$883

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	30	11/30/2018	$2,251,200	$(208,485)
Brent Crude Oil Future	2	02/28/2019	150,160	476
Brent Crude Oil Future	8	04/25/2019	14,880	(7,059)
Brent Crude Oil Future	4	10/29/2021	272,320	42,035
Coffee ‘C’ Future	15	03/19/2019	655,031	(39,815)
Corn Future	72	12/14/2018	1,307,700	(336)
Gasoline RBOB Future	6	12/31/2018	441,580	(42,438)
Gold 100oz Future	8	12/27/2018	972,000	383
Gold 100oz Future	17	02/26/2019	2,075,360	(29,047)
KC Hard Red Winter Wheat Future	8	03/14/2019	207,200	1,774
LME Copper Future	21	12/17/2018	3,150,525	(90,216)
LME Copper Future	13	03/18/2019	1,945,287	(67,035)
LME Nickel Future	14	12/17/2018	963,186	(185,146)
LME Primary Aluminum Future	53	12/17/2018	2,595,012	(217,101)
LME Primary Aluminum Future	10	03/18/2019	491,625	(15,405)
LME Primary Aluminum Future	25	06/17/2019	1,236,094	(51,777)
LME Zinc Future	18	12/17/2018	1,131,637	(28,898)
LME Zinc Future	14	03/18/2019	868,788	10,428
LME Zinc Future	5	06/17/2019	307,750	6,610
Lean Hogs Future	15	12/14/2018	350,700	14,534
Live Cattle Future	11	12/31/2018	514,580	9,618
NY Harbor ULSD Future	10	12/31/2018	944,370	(7,110)
Natural Gas Future	54	12/27/2018	1,783,080	(54,566)
Natural Gas Future	19	03/27/2019	510,150	2,621
Silver Future	15	12/27/2018	1,071,150	(27,434)
Soybean Future	38	01/14/2019	1,618,325	(51,190)
Soybean Meal Future	22	01/14/2019	678,040	(22,586)
Soybean Oil Future	8	01/14/2019	135,552	(6,122)
Sugar No. 11 Future	42	02/28/2019	620,458	50,105
U.S. Treasury 5-Year Note Future	5	12/31/2018	561,914	(4,556)
Uranium Future	76	12/31/2018	534,850	69,515
WTI Crude Future	23	12/19/2018	1,505,120	(80,767)
Wheat Future	27	03/14/2019	696,600	(1,501)

Total				$(1,030,491)

The accompanying notes are an integral part of these financial statements.

107

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

Futures Contracts Outstanding at October 31, 2018 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Brent Crude Oil Future	6	10/30/2020	$425,580	$(18,948)
Cattle Feeder Future	23	01/31/2019	1,726,438	42,774
ICE NewCastle Coal Future	3	11/30/2018	315,600	(31,936)
ICE NewCastle Coal Future	3	12/28/2018	315,750	(32,086)
ICE NewCastle Coal Future	1	05/31/2019	102,200	8,088
ICE NewCastle Coal Future	1	06/28/2019	101,650	8,638
ICE NewCastle Coal Future	1	08/30/2019	100,500	7,338
ICE NewCastle Coal Future	1	09/27/2019	100,050	7,488
ICE Rotterdam Coal Future	1	04/26/2019	94,600	(6,112)
ICE Rotterdam Coal Future	1	05/31/2019	94,050	3,388
ICE Rotterdam Coal Future	1	06/28/2019	93,800	3,638
ICE Rotterdam Coal Future	1	08/30/2019	93,300	3,988
ICE Rotterdam Coal Future	1	09/27/2019	93,350	3,838
LME Copper Future	19	12/17/2018	2,850,475	79,787
LME Nickel Future	4	12/17/2018	275,196	6,995
LME Primary Aluminum Future	53	12/17/2018	2,595,013	123,756
LME Primary Aluminum Future	3	03/18/2019	147,487	1,985
LME Primary Aluminum Future	8	06/17/2019	395,550	6,089
LME Zinc Future	18	12/17/2018	1,131,637	(27,203)
LME Zinc Future	4	03/18/2019	248,225	3,604
LME Zinc Future	2	06/17/2019	123,100	3,718
Lean Hogs Future	10	04/12/2019	281,300	(4,669)
Live Cattle Future	4	04/30/2019	197,360	(8,989)
Mini-10-Year JGB Future	1	12/12/2018	133,407	(198)
Natural Gas Future	6	02/26/2019	178,020	2,440
Natural Gas Future	61	09/26/2019	1,664,080	(22,117)
Robusta Coffee Future	13	01/25/2019	217,750	(15,406)
U.S. Treasury 10-Year Note Future	1	12/19/2018	118,437	1,623
U.S. Treasury Ultra Bond Future	24	12/19/2018	3,581,250	77,322
WTI Crude Future	21	11/19/2018	1,371,510	37,678
WTI Crude Future	4	11/20/2019	261,880	(49,293)
Wheat Future	14	07/12/2019	373,800	42,199

Total				$259,417

Total futures contracts				$(771,074)

OTC Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
AK Steel Corp.	GSC	USD	75,000	5.00%	12/20/23	Quarterly	$743	$—	$(3,354)	$(4,097)

Total traded single-name issues							$743	$—	$(3,354)	$(4,097)

Total OTC contracts							$743	$—	$(3,354)	$(4,097)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
MXN-TIIE-Banxico-Bloomberg	8.05% Fixed	MXN	3,430,000	09/06/28	Monthly	$—	$—	$(11,217)	$(11,217)
MXN-TIIE-Banxico-Bloomberg	8.41% Fixed	MXN	9,125,000	09/06/28	Monthly	3,422	—	(19,221)	(22,643)

Total						$3,422	$—	$(30,438)	$(33,860)

The accompanying notes are an integral part of these financial statements.

108

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

OTC Total Return Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Bloomberg Corn Subindex	JPM	USD	132,939	(0.12%)	05/31/19	Monthly	$—	$—	$(136)	$(136)
Bloomberg Roll Select Agriculture	SGG	USD	125,168	—	05/31/19	Monthly	—	—	—	—
Bloomberg Roll Select Agriculture	SGG	USD	1,998,817	(0.18%)	05/31/19	Monthly	—	—	(1,579)	(1,579)
Bloomberg Roll Select Energy	SGG	USD	146,063	(0.07%)	01/31/19	Monthly	—	—	—	—
Bloomberg Roll Select Energy	SGG	USD	825,032	(0.07%)	01/31/19	Monthly	—	—	(50)	(50)
Bloomberg Roll Select Energy	SGG	USD	592,477	(0.07%)	02/28/19	Monthly	—	—	(35)	(35)
Bloomberg Roll Select Energy	SGG	USD	1,164,516	(0.07%)	02/28/19	Monthly	—	—	(71)	(71)
Bloomberg Roll Select Energy	SGG	USD	328,766	(0.15%)	06/28/19	Monthly	—	—	(283)	(283)
Bloomberg Roll Select Energy	SGG	USD	746,509	(0.07%)	10/31/19	Monthly	—	—	(12,704)	(12,704)
Bloomberg Roll Select Industrial	SGG	USD	1,222,561	(0.11%)	05/31/19	Monthly	—	—	(1,047)	(1,047)
Bloomberg Roll Select Industrial	SGG	USD	639,910	(0.11%)	06/28/19	Monthly	—	—	(548)	(548)
Bloomberg Roll Select Industrial	SGG	USD	258,500	(0.11%)	07/31/19	Monthly	—	—	(221)	(221)
Bloomberg Roll Select Precious	SGG	USD	92,263	(0.09%)	11/30/18	Monthly	—	—	(6)	(6)
Bloomberg Roll Select Precious	SGG	USD	219,403	(0.09%)	02/28/19	Monthly	—	—	—	—
Bloomberg Roll Select Precious	SGG	USD	2,123,172	(0.09%)	07/31/19	Monthly	—	—	—	—
Bloomberg Roll Select Precious	SGG	USD	381,578	(0.09%)	07/31/19	Monthly	—	—	(306)	(306)
Bloomberg Roll Select Precious	SGG	USD	355,420	(0.09%)	01/31/19	Monthly	—	—	(25)	(25)
Bloomberg Roll Select Precious	SGG	USD	492,073	(0.09%)	02/28/19	Monthly	—	—	(28)	(28)
Bloomberg Roll Select Precious	SGG	USD	2,053,103	(0.09%)	02/28/19	Monthly	—	—	(115)	(115)
Bloomberg Roll Select Precious	SGG	USD	922,478	(0.15%)	06/28/19	Monthly	—	—	(740)	(740)
Bloomberg Silver Subindex	JPM	USD	309,609	(0.07%)	04/30/19	Monthly	—	—	—	—
Bloomberg Soybean Meal Subindex	MSC	USD	285,055	(0.25%)	12/31/18	Monthly	—	—	(58)	(58)
Bloomberg Soybean Meal Subindex	BCLY	USD	37,384	(0.35%)	02/28/19	Monthly	—	—	—	—
Bloomberg Wheat Subindex	BCLY	USD	226,142	—	04/30/19	Monthly	—	—	—	—
S&P GSCI OCI Industrial Metals	GSC	USD	179,977	(0.10%)	11/30/18	Monthly	—	—	(198)	(198)
Silver Spot Index	GSC	USD	132,731	—	11/30/18	Maturity	—	—	(18,496)	(18,496)
Uranium 308 Physical Spot	GSC	USD	190,576	—	12/31/18	Maturity	—	—	49,715	49,715

Total							$—	$—	$13,069	$13,069

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
3,195,000	AUD	2,251,855	USD	MSC	11/30/18	$11,419	$—
2,801,000	BRL	690,718	USD	GSC	11/05/18	61,416	—
1,000	BRL	268	USD	JPM	11/05/18	—	—
2,800,000	BRL	753,154	USD	BCLY	11/05/18	—	(1,289)
1,000	BRL	271	USD	JPM	12/04/18	—	(3)
631,700,000	CLP	914,606	USD	BNP	11/30/18	—	(6,671)
4,938,700,000	COP	1,548,619	USD	BCLY	11/30/18	—	(16,835)
9,000	EUR	10,232	USD	SSG	11/30/18	—	(13)
13,036,000,000	IDR	854,260	USD	BOA	11/30/18	—	(56)
29,095,000	JPY	259,174	USD	BMO	11/30/18	—	(757)
1,440,000	MXN	73,642	USD	RBC	11/30/18	—	(3,106)
181,000	NZD	117,940	USD	BNP	11/30/18	206	—
2,515,000	PEN	750,366	USD	JPM	11/30/18	—	(5,291)
15,583,000	RUB	236,303	USD	BOA	11/30/18	—	(668)
160,000	THB	4,864	USD	SGG	11/30/18	—	(34)
6,000	TRY	1,043	USD	MSC	11/30/18	10	—
7,048	USD	10,000	AUD	MSC	11/30/18	—	(36)
753,154	USD	2,800,000	BRL	GSC	11/05/18	1,289	—
753,423	USD	2,801,000	BRL	GSC	11/05/18	1,289	—
272	USD	1,000	BRL	JPM	11/05/18	3	—
269	USD	1,000	BRL	GSC	11/05/18	—	—
725,671	USD	2,800,000	BRL	BCLY	11/05/18	—	(26,195)
2,285	USD	3,000	CAD	JPM	11/30/18	5	—
7,104,226	USD	6,249,000	EUR	SSG	11/30/18	9,359	—
138,536	USD	108,000	GBP	BMO	11/30/18	307	—
958,102	USD	107,557,000	JPY	BMO	11/30/18	2,800	—
867,137	USD	16,956,000	MXN	RBC	11/30/18	36,571	—
9,620,000	ZAR	656,835	USD	BCLY	11/30/18	—	(7,202)

Total						$124,674	$(68,156)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

109

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SGG	Societe Generale Group
SSG	State Street Global Markets LLC

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso

Currency Abbreviations: – (continued)
NZD	New Zealand Dollar
PEN	Peruvian Sol
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CPI	Consumer Price Index
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TIIE	Interbank Equilibrium Interest Rate

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$192,882	$—	$192,882	$—
Banks	3,577,389	—	3,577,389	—
Capital Goods	6,602,702	5,179,481	1,423,221	—
Commercial & Professional Services	1,158,894	794,312	364,582	—
Consumer Durables & Apparel	1,442,104	1,442,104	—	—
Diversified Financials	1,213,354	599,382	613,972	—
Energy	102,227,039	77,588,566	24,638,473	—
Food & Staples Retailing	346,169	44,172	301,997	—
Food, Beverage & Tobacco	4,269,613	3,015,925	1,253,688	—
Insurance	1,357,227	—	1,357,227	—
Materials	35,480,187	17,541,750	17,938,437	—
Media & Entertainment	553,907	553,907	—	—
Pharmaceuticals, Biotechnology & Life Sciences	206,578	—	206,578	—
Real Estate	1,391,415	1,391,415	—	—
Retailing	141,859	—	141,859	—
Semiconductors & Semiconductor Equipment	407,902	288,629	119,273	—
Software & Services	335,463	—	335,463	—
Telecommunication Services	2,849,921	201,218	2,648,703	—
Transportation	2,086,780	1,183,039	903,741	—
Utilities	12,252,552	4,725,668	7,526,884	—
Corporate Bonds	1,998,410	—	1,998,410	—
Foreign Government Obligations	2,148,415	—	2,148,415	—
U.S. Government Securities	60,707,822	—	60,707,822	—
Convertible Bonds	73,679	—	73,679	—
Exchange-Traded Funds	20,108,607	20,108,607	—	—
Preferred Stocks	490,816	490,816	—	—
Short-Term Investments	50,958,734	50,958,734	—	—
Purchased Options	16,503	16,503	—	—
Foreign Currency Contracts(2)	124,674	—	124,674	—
Futures Contracts(2)	684,473	684,473	—	—
Swaps - Total Return(2)	49,715	—	49,715	—

Total	$315,455,785	$186,808,701	$128,647,084	$—

The accompanying notes are an integral part of these financial statements.

110

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2018

	Total	Level 1	Level 2	Level 3(1)
Liabilities
Foreign Currency Contracts(2)	$(68,156)	$—	$(68,156)	$—
Futures Contracts(2)	(1,455,547)	(1,448,488)	(7,059)	—
Swaps - Credit Default(2)	(4,097)	—	(4,097)	—
Swaps - Interest Rate(2)	(33,860)	—	(33,860)	—
Swaps - Total Return(2)	(36,646)	(306)	(36,340)	—
Written Options	(10)	(10)	—	—

Total	$(1,598,316)	$(1,448,804)	$(149,512)	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

111

The Hartford Growth Allocation Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 57.0%
3,243,156	Hartford Core Equity Fund, Class F	$98,202,761
1,456,460	Hartford Multifactor US Equity ETF	44,509,418
2,472,804	Hartford Quality Value Fund, Class F	48,887,330
1,743,972	Hartford Small Cap Core Fund, Class F	23,857,541
3,862,563	The Hartford Equity Income Fund, Class F	74,508,845
477,109	The Hartford Growth Opportunities Fund, Class F	22,934,610
1,033,983	The Hartford MidCap Fund, Class F	32,012,098

	Total Domestic Equity Funds (cost $326,269,424)	344,912,603

	International/Global Equity Funds - 19.7%
903,260	Hartford Multifactor Developed Markets (ex-US) ETF	24,288,661
4,745,854	Hartford Schroders International Multi-Cap Value Fund, Class F	42,570,311
3,136,720	The Hartford International Opportunities Fund, Class F	45,827,484
443,922	The Hartford International Small Company Fund, Class F	6,183,836

	Total International/Global Equity Funds (cost $126,235,808)	118,870,292

	Multi-Strategy Funds - 8.1%
2,475,319	The Hartford Global All-Asset Fund, Class F	24,604,674
2,724,745	The Hartford Global Real Asset Fund, Class F	24,522,708

	Total Multi-Strategy Funds (cost $51,707,407)	49,127,382

	Taxable Fixed Income Funds - 15.0%
1,392,948	Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	12,230,084
585,873	Hartford Short Duration ETF	23,442,536
2,558,922	The Hartford Quality Bond Fund, Class F	24,437,701
723,981	The Hartford Strategic Income Fund, Class F	6,103,156
2,274,726	The Hartford World Bond Fund, Class F	24,430,554

	Total Taxable Fixed Income Funds (cost $92,848,522)	90,644,031

	Total Affiliated Investment Companies (cost $597,061,161)	$603,554,308

	Total Long-Term Investments (cost $597,061,161)	$603,554,308

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
1,328,449	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(1)	$1,328,449

	Total Short-Term Investments (cost $1,328,449)	$1,328,449

Total Investments (cost $598,389,610)	100.0%	$604,882,757
Other Assets and Liabilities	0.0%	(299,198)

Total Net Assets	100.0%	$604,583,559

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange-Traded Fund

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$603,554,308	$603,554,308	$—	$—
Short-Term Investments	1,328,449	1,328,449	—	—

Total	$604,882,757	$604,882,757	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

112

Hartford Moderate Allocation Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.9%
	Domestic Equity Funds - 40.5%
1,518,909	Hartford Core Equity Fund, Class F	$45,992,576
736,320	Hartford Multifactor US Equity ETF	22,501,939
1,226,180	Hartford Quality Value Fund, Class F	24,241,583
859,844	Hartford Small Cap Core Fund, Class F	11,762,671
1,918,224	The Hartford Equity Income Fund, Class F	37,002,535
243,742	The Hartford Growth Opportunities Fund, Class F	11,716,685
513,481	The Hartford MidCap Fund, Class F	15,897,385

	Total Domestic Equity Funds (cost $159,989,921)	169,115,374

	International/Global Equity Funds - 15.0%
476,090	Hartford Multifactor Developed Markets (ex-US) ETF	12,802,060
2,425,921	Hartford Schroders International Multi-Cap Value Fund, Class F	21,760,509
1,624,904	The Hartford International Opportunities Fund, Class F	23,739,842
308,886	The Hartford International Small Company Fund, Class F	4,302,777

	Total International/Global Equity Funds (cost $66,876,074)	62,605,188

	Multi-Strategy Funds - 8.3%
2,190,163	The Hartford Global All-Asset Fund, Class F	21,770,224
1,415,564	The Hartford Global Real Asset Fund, Class F	12,740,080

	Total Multi-Strategy Funds (cost $36,819,319)	34,510,304

	Taxable Fixed Income Funds - 36.1%
1,359,597	Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	11,937,257
510,669	Hartford Short Duration ETF	20,433,399
986,847	The Hartford Inflation Plus Fund, Class F	10,391,496
4,081,044	The Hartford Quality Bond Fund, Class F	38,973,973
2,053,528	The Hartford Strategic Income Fund, Class F	17,311,243
2,192,712	The Hartford Total Return Bond Fund, Class F	21,707,845
2,821,077	The Hartford World Bond Fund, Class F	30,298,368

	Total Taxable Fixed Income Funds (cost $155,524,930)	151,053,581

	Total Affiliated Investment Companies (cost $419,210,244)	$417,284,447

	Total Long-Term Investments (cost $419,210,244)	$417,284,447

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
968,201	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.07%(1)	$968,201

	Total Short-Term Investments (cost $968,201)	$968,201

Total Investments (cost $420,178,445)	100.1%	$418,252,648
Other Assets and Liabilities	(0.1)%	(268,236)

Total Net Assets	100.0%	$417,984,412

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange-Traded Fund

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$417,284,447	$417,284,447	$—	$—
Short-Term Investments	968,201	968,201	—	—

Total	$418,252,648	$418,252,648	$—	$—

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

113

Hartford Multi-Asset Income Fund

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.9%
	Asset-Backed - Finance & Insurance - 0.0%
$33,138	Long Beach Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 2.45%, 12/25/2036(1)	$16,680

	Asset-Backed - Home Equity - 0.4%
115,513	GSAA Home Equity Trust 1 mo. USD LIBOR + 0.090%, 2.37%, 12/25/2036(1)	54,546
363,020	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(2)	179,658
40,000	Soundview Home Loan Trust 1 mo. USD LIBOR + 0.250%, 2.53%, 11/25/2036(1)	37,176

		271,380

	Commercial Mortgage - Backed Securities - 0.3%
50,000	Citigroup Commercial Mortgage Trust 4.56%, 03/10/2047(3)(4)	46,022
175,000	Commercial Mortgage Trust 4.57%, 10/15/2045(3)(4)	36,865
140,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.73%, 10/15/2045(3)(4)	68,894
15,000	Wells Fargo Commercial Mortgage Trust 4.10%, 05/15/2048(4)	13,903
115,599	WF-RBS Commercial Mortgage Trust 3.02%, 11/15/2047(3)	56,623

		222,307

	Whole Loan Collateral CMO - 1.2%
	Alternative Loan Trust
55,561	1 mo. USD LIBOR + 0.140%, 2.42%, 04/25/2047(1)	53,079
42,219	1 mo. USD LIBOR + 0.450%, 2.73%, 04/25/2035(1)	38,686
51,437	12 mo. USD MTA + 1.350%, 3.30%, 08/25/2035(1)	47,816
49,329	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.320%, 2.60%, 08/25/2036(1)	50,117
15,586	CHL Mortgage Pass-Through Trust 3.68%, 03/20/2036(4)	14,291
	Fannie Mae Connecticut Avenue Securities
162,000	1 mo. USD LIBOR + 2.200%, 4.48%, 01/25/2030(1)	165,531
220,000	1 mo. USD LIBOR + 2.550%, 4.83%, 12/25/2030(1)	222,133
40,000	1 mo. USD LIBOR + 3.550%, 5.83%, 07/25/2029(1)	43,320
80,143	1 mo. USD LIBOR + 4.350%, 6.63%, 05/25/2029(1)	89,359
100,003	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.39%, 06/25/2036(4)	88,463
63,992	Residential Accredit Loans, Inc. 1 mo. USD LIBOR + 0.250%, 2.53%, 08/25/2037(1)	60,905
40,724	Residential Asset Securitization Trust 5.50%, 06/25/2035	36,284
	Structured Agency Credit Risk Trust
25,000	1 mo. USD LIBOR + 1.650%, 3.93%, 04/25/2043(1)(3)	24,226
25,000	1 mo. USD LIBOR + 2.100%, 4.23%, 09/25/2048(1)(3)	24,788
18,948	Wells Fargo Mortgage Backed Securities Trust 4.08%, 03/25/2036(4)	18,813

		977,811

	Total Asset & Commercial Mortgage Backed Securities (cost $1,637,192)	$1,488,178

CORPORATE BONDS - 20.2%
	Aerospace/Defense - 0.5%
10,000	DAE Funding LLC 5.00%, 08/01/2024(3)	$9,750
200,000	Harris Corp. 2.70%, 04/27/2020	197,795
	Lockheed Martin Corp.
100,000	3.35%, 09/15/2021	99,932
50,000	3.80%, 03/01/2045	44,577

		352,054

	Agriculture - 0.5%
50,000	Altria Group, Inc. 5.38%, 01/31/2044	50,913
	Nutrien Ltd.
50,000	3.38%, 03/15/2025	46,881
55,000	4.13%, 03/15/2035	49,642

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.2% - (continued)
		Agriculture - 0.5% - (continued)
		Reynolds American, Inc.
	$50,000	4.85%, 09/15/2023	$51,596
	175,000	6.88%, 05/01/2020	183,613

			382,645

		Apparel - 0.1%
	75,000	NIKE, Inc. 2.38%, 11/01/2026	67,437

		Auto Manufacturers - 0.3%
	90,000	Ford Motor Co. 4.75%, 01/15/2043	70,801
		General Motors Co.
	80,000	5.40%, 04/01/2048	70,650
	10,000	6.60%, 04/01/2036	10,234
	75,000	General Motors Financial Co., Inc. 4.00%, 10/06/2026	68,583

			220,268

		Auto Parts & Equipment - 0.1%
	75,000	Delphi Corp. 4.15%, 03/15/2024	74,395
	5,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	4,550

			78,945

		Beverages - 0.7%
	25,000	Anheuser-Busch InBev Finance, Inc. 2.63%, 01/17/2023	23,676
		Anheuser-Busch InBev Worldwide, Inc.
	75,000	3.75%, 07/15/2042	60,927
	55,000	4.60%, 04/15/2048	49,472
	175,000	Coca-Cola Femsa S.A.B. de C.V. 4.63%, 02/15/2020	177,334
		Constellation Brands, Inc.
	100,000	2.65%, 11/07/2022	95,749
	55,000	4.50%, 05/09/2047	49,256
		Molson Coors Brewing Co.
	100,000	3.00%, 07/15/2026	88,954
	50,000	4.20%, 07/15/2046	42,218

			587,586

		Biotechnology - 0.3%
	75,000	Celgene Corp. 3.25%, 08/15/2022	73,357
	200,000	Gilead Sciences, Inc. 2.55%, 09/01/2020	197,631

			270,988

		Chemicals - 0.3%
	5,000	CF Industries, Inc. 5.38%, 03/15/2044	4,400
	16,000	Chemours Co. 6.63%, 05/15/2023	16,360
	210,000	CNAC HK Synbridge Co., Ltd. 5.00%, 05/05/2020	211,002
	20,000	Eastman Chemical Co. 4.65%, 10/15/2044	17,997
	10,000	Methanex Corp. 5.65%, 12/01/2044	9,376

			259,135

		Coal - 0.1%
	15,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	12,683
	25,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(3)	22,187
	30,000	Peabody Energy Corp. 6.38%, 03/31/2025(3)	30,000
	20,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(3)	20,550

			85,420

		Commercial Banks - 6.5%
	250,000	Australia & New Zealand Banking Group Ltd. 2.13%, 08/19/2020	244,498
		Banco Bilbao Vizcaya Argentaria S.A.
	200,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(1)(5)(6)	172,250
EUR	200,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(1)(5)(7)	228,659
		Banco de Sabadell S.A.
	100,000	5.63%, 05/06/2026(7)	122,335
	200,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(1)(5)(7)	219,168

The accompanying notes are an integral part of these financial statements.

114

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.2% - (continued)
		Commercial Banks - 6.5% - (continued)
		Bank of America Corp.
	$25,000	3.25%, 10/21/2027	$22,961
	100,000	4.00%, 01/22/2025	97,384
	75,000	4.75%, 04/21/2045	73,724
	200,000	Bank of China Ltd. 2.25%, 07/12/2021(7)	191,772
	200,000	Bank of Montreal 2.10%, 06/15/2020	196,583
		Capital One Financial Corp.
	50,000	2.45%, 04/24/2019	49,891
	55,000	3.20%, 02/05/2025	51,385
	250,000	Citizens Bank NA 2.25%, 10/30/2020	243,573
	200,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(3)(5)	214,513
	400,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(5)(7)	389,246
	50,000	Deutsche Bank AG 3.70%, 05/30/2024	46,670
	200,000	Fifth Third Bancorp 2.88%, 07/27/2020	198,198
	15,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(3)	13,875
		Goldman Sachs Group, Inc.
	75,000	3 mo. USD LIBOR + 0.800%, 3.13%, 12/13/2019(1)	75,442
	100,000	3.50%, 01/23/2025	95,721
	100,000	3.50%, 11/16/2026	93,416
	200,000	HSBC Holdings plc 5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(1)(5)	184,000
IDR	200,000,000	International Finance Corp. 8.00%, 10/09/2023	13,104
	$200,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(5)(6)	181,250
		JP Morgan Chase & Co.
	50,000	2.95%, 10/01/2026	45,817
	100,000	6.30%, 04/23/2019	101,620
		Morgan Stanley
	75,000	3 mo. USD LIBOR + 1.140%, 3.65%, 01/27/2020(1)	75,721
	150,000	3.95%, 04/23/2027	141,714
		Novo Banco S.A.
EUR	60,000	3.50%, 02/19/2043(7)	56,399
	80,000	3.50%, 03/18/2043(7)	75,186
	$250,000	PNC Bank NA 2.60%, 07/21/2020	246,997
	200,000	Santander UK plc 2.13%, 11/03/2020	194,365
		Societe Generale S.A.
	200,000	5 year USD Swap + 4.979%, 7.88%, 12/18/2023(1)(3)(5)	201,250
		UBS Group Funding Switzerland AG
	200,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(1)(5)(7)	203,450
	200,000	5 year USD Swap + 4.866%, 7.00%, 02/19/2025(1)(5)(7)	208,250
EUR	200,000	UniCredit S.p.A. 5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(1)(5)(7)	212,060
	$20,000	Wells Fargo & Co. 4.75%, 12/07/2046	19,009

			5,201,456

		Commercial Services - 0.2%
	6,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(3)	6,210
		APX Group, Inc.
	20,000	7.63%, 09/01/2023	17,800
	25,000	7.88%, 12/01/2022	25,125
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	15,000	5.25%, 03/15/2025(3)(6)	13,350
	15,000	5.50%, 04/01/2023	14,587
	15,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(3)	14,775

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.2% - (continued)
	Commercial Services - 0.2% - (continued)
$10,000	Garda World Security Corp. 8.75%, 05/15/2025(3)	$9,400
	Herc Rentals, Inc.
9,000	7.50%, 06/01/2022(3)	9,360
9,000	7.75%, 06/01/2024(3)	9,495
10,000	United Rentals North America, Inc. 5.88%, 09/15/2026	9,800

		129,902

	Construction Materials - 0.1%
35,000	Standard Industries, Inc. 5.38%, 11/15/2024(3)	33,600

	Diversified Financial Services - 1.2%
175,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.63%, 10/30/2020	177,668
175,000	Ameriprise Financial, Inc. 5.30%, 03/15/2020	179,861
75,000	Discover Financial Services 3.75%, 03/04/2025	71,023
15,000	goeasy Ltd. 7.88%, 11/01/2022(3)	15,450
	Navient Corp.
15,000	5.50%, 01/25/2023	14,730
20,000	5.88%, 10/25/2024	18,850
10,000	6.13%, 03/25/2024	9,725
5,000	7.25%, 09/25/2023	5,175
	Springleaf Finance Corp.
5,000	5.25%, 12/15/2019	5,050
5,000	6.13%, 05/15/2022	5,025
5,000	6.88%, 03/15/2025	4,788
10,000	7.13%, 03/15/2026	9,475
10,000	7.75%, 10/01/2021	10,562
10,000	8.25%, 12/15/2020	10,700
200,000	Synchrony Financial 2.70%, 02/03/2020	197,323
25,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(3)	23,805
200,000	Turkiye Sinai Kalkinma Bankasi AS 5.50%, 01/16/2023(7)	164,840

		924,050

	Electric - 0.9%
25,000	AES Corp. 5.13%, 09/01/2027	24,688
50,000	Dominion Energy, Inc. 2.85%, 08/15/2026	45,266
20,000	Duke Energy Florida LLC 3.40%, 10/01/2046	16,672
200,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(7)	191,500
50,000	Fortis, Inc. 3.06%, 10/04/2026	45,200
25,000	Genneia S.A. 8.75%, 01/20/2022(7)	23,250
50,000	ITC Holdings Corp. 3.25%, 06/30/2026	46,762
80,000	SCANA Corp. 4.13%, 02/01/2022	78,896
50,000	Southwestern Electric Power Co. 2.75%, 10/01/2026	45,394
200,000	State Grid Overseas Investment Ltd. 3.13%, 05/22/2023(3)	193,456

		711,084

	Electrical Components & Equipment - 0.0%
15,000	Energizer Gamma Acquisition, Inc. 6.38%, 07/15/2026(3)	15,000

	Electronics - 0.1%
50,000	Keysight Technologies, Inc. 3.30%, 10/30/2019	49,927

	Entertainment - 0.1%
10,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(3)	9,306
	Eldorado Resorts, Inc.
15,000	6.00%, 04/01/2025	14,813
5,000	6.00%, 09/15/2026(3)	4,897
15,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(3)	15,806
25,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(3)	23,250

		68,072

The accompanying notes are an integral part of these financial statements.

115

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.2% - (continued)
	Environmental Control - 0.0%
$5,000	Clean Harbors, Inc. 5.13%, 06/01/2021	$5,000
25,000	Tervita Escrow Corp. 7.63%, 12/01/2021(3)	25,375

		30,375

	Food - 0.1%
	Post Holdings, Inc.
10,000	5.00%, 08/15/2026(3)	9,225
15,000	5.63%, 01/15/2028(3)	14,104
20,000	5.75%, 03/01/2027(3)	19,100
	TreeHouse Foods, Inc.
15,000	4.88%, 03/15/2022	14,812
5,000	6.00%, 02/15/2024(3)	4,988

		62,229

	Forest Products & Paper - 0.0%
10,000	Schweitzer-Mauduit International, Inc. 6.88%, 10/01/2026(3)	10,125

	Healthcare-Products - 0.2%
50,000	Abbott Laboratories 2.95%, 03/15/2025	47,532
25,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(3)	24,438
50,000	Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	45,659

		117,629

	Healthcare-Services - 0.1%
15,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	15,581
	HCA, Inc.
20,000	5.38%, 02/01/2025	20,125
10,000	5.38%, 09/01/2026	9,925
5,000	6.50%, 02/15/2020	5,163
15,000	7.50%, 11/15/2095	14,888
5,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(3)	5,079
25,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(3)	23,437

		94,198

	Home Builders - 0.1%
	Beazer Homes USA, Inc.
10,000	5.88%, 10/15/2027	8,075
5,000	6.75%, 03/15/2025	4,388
5,000	8.75%, 03/15/2022	5,037
35,000	KB Home 7.00%, 12/15/2021	36,312
30,000	M/I Homes, Inc. 6.75%, 01/15/2021	30,075
15,000	Taylor Morrison Communities, Inc. 6.63%, 05/15/2022	15,075

		98,962

	Household Products - 0.0%
30,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	17,025

	Insurance - 0.5%
200,000	Aflac, Inc. 2.40%, 03/16/2020	198,005
50,000	American International Group, Inc. 4.13%, 02/15/2024	49,802
75,000	CNA Financial Corp. 3.95%, 05/15/2024	73,960
	Genworth Holdings, Inc.
15,000	4.90%, 08/15/2023	13,200
5,000	7.20%, 02/15/2021	5,087
5,000	MGIC Investment Corp. 5.75%, 08/15/2023	5,125
5,000	Radian Group, Inc. 4.50%, 10/01/2024	4,813
25,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(3)	24,500
50,000	XLIT Ltd. 4.45%, 03/31/2025	49,261

		423,753

	Internet - 0.8%
200,000	Alibaba Group Holding Ltd. 3.60%, 11/28/2024	194,589
200,000	Baidu, Inc. 2.88%, 07/06/2022	192,132
200,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(3)	192,523

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.2% - (continued)
		Internet - 0.8% - (continued)
		Zayo Group LLC / Zayo Capital, Inc.
	$20,000	6.00%, 04/01/2023	$20,400
	20,000	6.38%, 05/15/2025	20,450

			620,094

		Iron/Steel - 0.1%
	20,000	AK Steel Corp. 7.00%, 03/15/2027	17,700
	30,000	Nucor Corp. 4.00%, 08/01/2023	30,388
		Steel Dynamics, Inc.
	5,000	4.13%, 09/15/2025	4,675
	10,000	5.13%, 10/01/2021	10,050

			62,813

		Lodging - 0.1%
		Boyd Gaming Corp.
	10,000	6.00%, 08/15/2026	9,663
	5,000	6.38%, 04/01/2026	4,956
	10,000	Caesars Entertainment Corp. 5.00%, 10/01/2024	14,281
	30,000	FelCor Lodging L.P. 6.00%, 06/01/2025	31,050
	20,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(3)	20,525
	15,000	Station Casinos LLC 5.00%, 10/01/2025(3)	13,931
	15,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(3)	14,156

			108,562

		Machinery - Construction & Mining - 0.0%
	15,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(3)	15,656

		Machinery-Diversified - 0.0%
	25,000	Cloud Crane LLC 10.13%, 08/01/2024(3)	26,937

		Media - 0.8%
EUR	100,000	Altice Luxembourg S.A. 7.25%, 05/15/2022(7)	110,739
		CCO Holdings LLC / CCO Holdings Capital Corp.
	$5,000	5.13%, 05/01/2023(3)	4,975
	10,000	5.75%, 02/15/2026(3)	9,900
	45,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(3)	44,877
	75,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	74,877
		Cox Communications, Inc.
	30,000	3.35%, 09/15/2026(3)	27,597
	50,000	4.50%, 06/30/2043(3)	41,387
	20,000	CSC Holdings LLC 5.25%, 06/01/2024	19,275
		DISH DBS Corp.
	10,000	6.75%, 06/01/2021	10,100
	15,000	7.88%, 09/01/2019	15,447
	15,000	Gray Television, Inc. 5.13%, 10/15/2024(3)	14,231
	20,000	Liberty Interactive LLC 8.25%, 02/01/2030	20,900
	5,000	Sinclair Television Group, Inc. 5.13%, 02/15/2027(3)	4,500
		TEGNA, Inc.
	5,000	4.88%, 09/15/2021(3)	4,975
	20,000	6.38%, 10/15/2023	20,450
		Time Warner Cable LLC
	50,000	4.50%, 09/15/2042	40,189
	100,000	5.00%, 02/01/2020	101,600
	20,000	Tribune Media Co. 5.88%, 07/15/2022	20,250
	50,000	Viacom, Inc. 3.45%, 10/04/2026	45,956
	5,000	WMG Acquisition Corp. 5.50%, 04/15/2026(3)	4,875

			637,100

The accompanying notes are an integral part of these financial statements.

116

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.2% - (continued)
	Metal Fabricate/Hardware - 0.0%
$20,000	Novelis Corp. 5.88%, 09/30/2026(3)	$18,850
5,000	TriMas Corp. 4.88%, 10/15/2025(3)	4,727

		23,577

	Mining - 0.0%
20,000	First Quantum Minerals Ltd. 7.00%, 02/15/2021(7)	19,554
5,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	5,006
5,000	New Gold, Inc. 6.38%, 05/15/2025(3)	4,006

		28,566

	Miscellaneous Manufacturing - 0.1%
15,000	Bombardier, Inc. 6.13%, 01/15/2023(3)	14,812
55,000	Carlisle Cos., Inc. 3.75%, 11/15/2022	54,421

		69,233

	Office/Business Equipment - 0.0%
10,000	CDW LLC / CDW Finance Corp. 5.50%, 12/01/2024	10,100
5,000	Pitney Bowes, Inc. 4.70%, 04/01/2023	4,444

		14,544

	Oil & Gas - 1.4%
10,000	Anadarko Petroleum Corp. 4.50%, 07/15/2044	8,741
30,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(3)	30,600
5,000	California Resources Corp. 8.00%, 12/15/2022(3)	4,450
	Chesapeake Energy Corp.
10,000	7.00%, 10/01/2024	9,787
5,000	7.50%, 10/01/2026	4,900
50,000	Cimarex Energy Co. 3.90%, 05/15/2027	46,603
200,000	CNOOC Finance 2013 Ltd. 3.00%, 05/09/2023	190,942
	Continental Resources, Inc.
30,000	4.90%, 06/01/2044	27,927
4,000	5.00%, 09/15/2022	4,039
10,000	Energen Corp. 4.63%, 09/01/2021	9,975
5,000	Jagged Peak Energy LLC 5.88%, 05/01/2026(3)	4,875
	Laredo Petroleum, Inc.
5,000	5.63%, 01/15/2022	4,888
5,000	6.25%, 03/15/2023	4,913
75,000	Marathon Oil Corp. 2.70%, 06/01/2020	74,089
10,000	Matador Resources Co. 5.88%, 09/15/2026(3)	9,775
	MEG Energy Corp.
10,000	6.50%, 01/15/2025(3)	10,350
10,000	7.00%, 03/31/2024(3)	9,825
	Petrobras Global Finance B.V.
100,000	4.38%, 05/20/2023	96,450
85,000	5.75%, 02/01/2029	78,442
5,000	6.00%, 01/27/2028	4,745
10,000	7.38%, 01/17/2027	10,363
	Petroleos Mexicanos
20,000	5.35%, 02/12/2028(7)	17,818
10,000	6.35%, 02/12/2048(3)	8,298
10,000	6.35%, 02/12/2048(7)	8,298
25,000	6.50%, 01/23/2029(3)	23,925
25,000	6.75%, 09/21/2047	21,457
55,000	Pioneer Natural Resources Co. 3.95%, 07/15/2022	55,083
20,000	QEP Resources, Inc. 5.25%, 05/01/2023	19,150
20,000	Shell International Finance B.V. 3.75%, 09/12/2046	17,773
200,000	Sinopec Group Overseas Development Ltd. 2.50%, 09/13/2022(3)	189,712
	SM Energy Co.
10,000	5.00%, 01/15/2024	9,525
5,000	6.63%, 01/15/2027	5,025
5,000	6.75%, 09/15/2026	5,013
5,000	Sunoco L.P. / Sunoco Finance Corp. 5.88%, 03/15/2028(3)	4,663
10,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(3)	9,325

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.2% - (continued)
		Oil & Gas - 1.4% - (continued)
		WPX Energy, Inc.
	$20,000	5.25%, 09/15/2024	$19,750
	5,000	5.75%, 06/01/2026	4,975
		YPF S.A.
	40,000	7.00%, 12/15/2047(3)	30,328
	20,000	8.50%, 07/28/2025(7)	18,945

			1,115,742

		Oil & Gas Services - 0.0%
		Weatherford International Ltd.
	5,000	5.95%, 04/15/2042	3,225
	5,000	6.50%, 08/01/2036	3,325

			6,550

		Packaging & Containers - 0.5%
EUR	100,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.75%, 05/15/2024(3)	120,067
	$30,000	Berry Global, Inc. 6.00%, 10/15/2022	30,637
	30,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026(3)	28,312
		Flex Acquisition Co., Inc.
	10,000	6.88%, 01/15/2025(3)	9,350
	10,000	7.88%, 07/15/2026(3)	9,653
	15,000	Multi-Color Corp. 4.88%, 11/01/2025(3)	13,725
	10,000	OI European Group B.V. 4.00%, 03/15/2023(3)	9,363
	10,000	Owens-Brockway Glass Container, Inc. 6.38%, 08/15/2025(3)	10,050
	15,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(3)	13,725
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	15,000	5.13%, 07/15/2023(3)	14,663
	15,000	7.00%, 07/15/2024(3)	15,009
	105,000	WestRock MWV LLC 7.38%, 09/01/2019	108,404

			382,958

		Pharmaceuticals - 0.7%
	100,000	Allergan Funding SCS 4.55%, 03/15/2035	94,195
	50,000	Allergan, Inc. 2.80%, 03/15/2023	47,448
		Bausch Health Cos., Inc.
	70,000	5.88%, 05/15/2023(3)	66,762
	10,000	6.13%, 04/15/2025(3)	9,197
	5,000	7.00%, 03/15/2024(3)	5,236
	75,000	Cardinal Health, Inc. 3.20%, 03/15/2023	72,586
	5,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(3)	4,688
	25,000	Endo Finance LLC / Endo Finco, Inc. 5.38%, 01/15/2023(3)	21,312
	75,000	McKesson Corp. 3.80%, 03/15/2024	73,840
	70,000	Mylan N.V. 5.25%, 06/15/2046	60,293
	20,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	19,425
		Teva Pharmaceutical Finance Netherlands B.V.
	20,000	2.80%, 07/21/2023	17,657
	30,000	3.15%, 10/01/2026	24,449

			517,088

		Pipelines - 0.4%
		Cheniere Corpus Christi Holdings LLC
	5,000	5.13%, 06/30/2027	4,900
	15,000	5.88%, 03/31/2025	15,450
		Energy Transfer Equity L.P.
	5,000	5.50%, 06/01/2027	5,083
	20,000	7.50%, 10/15/2020	21,175
	50,000	Energy Transfer Partners L.P. 5.20%, 02/01/2022	51,704
	175,000	Kinder Morgan Energy Partners L.P. 6.85%, 02/15/2020	182,510
	50,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	46,920

			327,742

The accompanying notes are an integral part of these financial statements.

117

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 20.2% - (continued)
	Real Estate Investment Trusts - 0.4%
$100,000	American Tower Corp. 3.40%, 02/15/2019	$100,113
100,000	Brixmor Operating Partnership L.P. 3.85%, 02/01/2025	95,452
100,000	Crown Castle International Corp. 3.65%, 09/01/2027	92,459

		288,024

	Retail - 0.2%
	1011778 BC ULC / New Red Finance, Inc.
5,000	4.25%, 05/15/2024(3)	4,700
25,000	5.00%, 10/15/2025(3)	23,437
50,000	CVS Health Corp. 5.13%, 07/20/2045	49,044
20,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 6.75%, 01/15/2022	17,350
15,000	Lithia Motors, Inc. 5.25%, 08/01/2025(3)	14,138
5,000	PetSmart, Inc. 5.88%, 06/01/2025(3)	3,900
20,000	Staples, Inc. 8.50%, 09/15/2025(3)	18,100
25,000	United Rentals North America, Inc. 4.88%, 01/15/2028	22,524

		153,193

	Semiconductors - 0.3%
5,000	Entegris, Inc. 4.63%, 02/10/2026(3)	4,645
18,000	Micron Technology, Inc. 5.50%, 02/01/2025	18,295
15,000	Sensata Technologies B.V. 5.00%, 10/01/2025(3)	14,475
200,000	STATS ChipPAC Pte Ltd. 8.50%, 11/24/2020(7)	206,100

		243,515

	Software - 0.3%
	Fidelity National Information Services, Inc.
50,000	3.00%, 08/15/2026	45,457
14,000	3.50%, 04/15/2023	13,825
	First Data Corp.
5,000	5.38%, 08/15/2023(3)	5,044
40,000	7.00%, 12/01/2023(3)	41,480
40,000	Infor U.S., Inc. 6.50%, 05/15/2022	39,900
	Microsoft Corp.
75,000	2.40%, 08/08/2026	68,399
30,000	4.25%, 02/06/2047	30,270

		244,375

	Telecommunications - 0.8%
50,000	AT&T, Inc. 4.35%, 06/15/2045	40,999
20,000	CenturyLink, Inc. 5.63%, 04/01/2025	19,200
10,000	Embarq Corp. 8.00%, 06/01/2036	9,525
10,000	Frontier Communications Corp. 8.50%, 04/01/2026(3)	9,287
200,000	IHS Netherlands Holdco B.V. 9.50%, 10/27/2021(7)	201,257
10,000	Intelsat Jackson Holdings S.A. 8.50%, 10/15/2024(3)	9,825
200,000	Juniper Networks, Inc. 3.30%, 06/15/2020	199,474
15,000	Level 3 Financing, Inc. 5.38%, 08/15/2022	15,037
5,000	Nokia Oyj 3.38%, 06/12/2022	4,788
5,000	Sprint Capital Corp. 6.88%, 11/15/2028	4,919
7,000	Sprint Communications, Inc. 9.00%, 11/15/2018(3)	7,014
	Sprint Corp.
20,000	7.13%, 06/15/2024	20,450
15,000	7.25%, 09/15/2021	15,675
5,000	7.63%, 02/15/2025	5,194
10,000	7.88%, 09/15/2023	10,675
	Telecom Italia Capital S.A.
15,000	6.00%, 09/30/2034	13,537
20,000	7.20%, 07/18/2036	19,628
50,000	Verizon Communications, Inc. 4.13%, 08/15/2046	43,080

		649,564

	Transportation - 0.3%
200,000	Rumo Luxembourg S.a.r.l. 7.38%, 02/09/2024(7)	207,000

	Total Corporate Bonds (cost $16,568,983)	$16,034,698

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 8.4%
		Argentina - 0.9%
		Argentine Republic Government International Bond
EUR	70,000	2.26%, 12/31/2038(2)	$44,329
	$171,300	2.50%, 12/31/2038(2)	95,414
	10,000	5.88%, 01/11/2028	7,700
	105,000	6.88%, 01/26/2027	87,412
	110,000	6.88%, 01/11/2048	80,575
	150,000	7.50%, 04/22/2026	130,875
	310,000	Bonos De La Nacion Argentina En Moneda Dua 4.50%, 02/13/2020	293,725

			740,030

		Azerbaijan - 0.2%
	150,000	Republic of Azerbaijan International Bond 3.50%, 09/01/2032(7)	122,928

		Brazil - 0.2%
BRL	319,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2023	87,983
	$40,000	Brazilian Government International Bond 7.13%, 01/20/2037	44,000

			131,983

		Colombia - 0.3%
	100,000	Colombia Government International Bond 7.38%, 09/18/2037	120,750
COP	272,900,000	Colombian TES 7.50%, 08/26/2026	87,375

			208,125

		Croatia - 0.2%
EUR	100,000	Croatia Government International Bond 3.00%, 03/20/2027(7)	118,344

		Dominican Republic - 0.1%
	$100,000	Dominican Republic International Bond 5.50%, 01/27/2025(7)	98,650

		Egypt - 0.2%
	200,000	Egypt Government International Bond 6.59%, 02/21/2028(3)	183,174

		Greece - 0.0%
		Hellenic Republic Government Bond
EUR	5,000	3.50%, 01/30/2023(7)	5,706
	10,000	4.38%, 08/01/2022(3)(7)	11,830

			17,536

		Hungary - 0.2%
		Hungary Government International Bond
	$98,000	5.38%, 02/21/2023	102,957
	30,000	5.75%, 11/22/2023	32,137

			135,094

		Indonesia - 0.4%
		Indonesia Government International Bond
	202,000	3.85%, 07/18/2027(7)	186,458
	100,000	6.63%, 02/17/2037(7)	112,083

			298,541

		Ivory Coast - 0.3%
		Ivory Coast Government International Bond
EUR	100,000	5.13%, 06/15/2025(7)	111,373
	100,000	6.63%, 03/22/2048(7)	100,881

			212,254

		Malaysia - 0.1%
MYR	394,000	Malaysia Government Bond 4.05%, 09/30/2021	95,148

		Mexico - 0.4%
MXN	1,890,400	Mexican Bonos 7.75%, 05/29/2031	84,828

The accompanying notes are an integral part of these financial statements.

118

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 8.4% - (continued)
		Mexico - 0.4% - (continued)
		Mexico Government International Bond
	$162,000	4.75%, 03/08/2044	$143,615
	25,000	5.55%, 01/21/2045	24,700
	20,000	6.05%, 01/11/2040	20,750

			273,893

		Morocco - 0.2%
EUR	100,000	Morocco Government International Bond 3.50%, 06/19/2024(7)	123,600

		Panama - 0.2%
	$200,000	Panama Government International Bond 4.30%, 04/29/2053	178,802

		Philippines - 0.0%
	15,000	Philippine Government International Bond 10.63%, 03/16/2025	20,322

		Poland - 0.1%
PLN	342,000	Republic of Poland Government Bond 3.25%, 07/25/2025	91,063

		Qatar - 0.6%
		Qatar Government International Bond
	$200,000	3.88%, 04/23/2023(3)	200,440
	200,000	4.50%, 04/23/2028(7)	204,000
	100,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(7)	102,145

			506,585

		Romania - 0.2%
		Romanian Government International Bond
EUR	10,000	3.38%, 02/08/2038(7)	10,335
	30,000	3.88%, 10/29/2035(7)	33,691
	$6,000	5.13%, 06/15/2048(3)	5,550
	108,000	6.13%, 01/22/2044(7)	116,290

			165,866

		Russia - 0.3%
RUB	5,636,000	Russian Federal Bond - OFZ 7.10%, 10/16/2024	80,580
	$200,000	Russian Foreign Bond - Eurobond 5.25%, 06/23/2047(7)	185,120

			265,700

		Saudi Arabia - 0.3%
	200,000	Saudi Government International Bond 4.00%, 04/17/2025(7)	196,386

		Senegal - 0.1%
EUR	100,000	Senegal Government International Bond 4.75%, 03/13/2028(3)	105,574

		South Africa - 0.3%
		Republic of South Africa Government Bond
ZAR	25,000	6.25%, 03/31/2036	1,167
	160,000	8.00%, 01/31/2030	9,513
	1,227,000	8.25%, 03/31/2032	72,337
	$125,000	Republic of South Africa Government International Bond 4.67%, 01/17/2024	119,435

			202,452

		Sri Lanka - 0.3%
	240,000	Sri Lanka Government International Bond 6.25%, 10/04/2020(7)	231,592

		Supranational - 0.2%
IDR	1,411,100,000	European Bank for Reconstruction & Development 6.45%, 12/13/2022	85,645
		International Finance Corp.
MXN	1,200,000	0.00%, 02/22/2038(10)	11,780
INR	6,530,000	7.80%, 06/03/2019	88,256

			185,681

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 8.4% - (continued)
		Thailand - 0.1%
THB	2,910,000	Thailand Government Bond 3.85%, 12/12/2025	$94,583

		Tunisia - 0.1%
EUR	100,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(3)	111,424

		Turkey - 0.6%
TRY	417,922	Turkey Government Bond 11.00%, 03/02/2022	58,094
		Turkey Government International Bond
	$197,000	6.88%, 03/17/2036	175,143
	200,000	7.25%, 12/23/2023	198,520
	75,000	7.38%, 02/05/2025	74,337

			506,094

		Ukraine - 1.0%
		Ukraine Government International Bond
	515,000	0.00%, 02/28/2019(3)(10)	507,275
	100,000	7.75%, 09/01/2021(7)	98,371
	185,000	7.75%, 09/01/2023(7)	175,972

			781,618

		United Arab Emirates - 0.2%
	205,000	Abu Dhabi Government International Bond 3.13%, 10/11/2027(7)	190,334

		Venezuela - 0.1%
		Venezuela Government International Bond
	70,000	7.75%, 10/13/2019(7)(11)	17,255
	150,000	9.00%, 05/07/2023(7)(11)	37,875
	117,000	9.25%, 05/07/2028(7)(11)	29,250

			84,380

		Total Foreign Government Obligations (cost $7,288,662)	$6,677,756

MUNICIPAL BONDS - 0.6%
		Education - 0.1%
		Chicago, IL, Board of Education
	20,000	6.14%, 12/01/2039	$18,361
	45,000	6.32%, 11/01/2029	43,675

			62,036

		General Obligation - 0.5%
		City of Chicago, IL, GO
	60,000	7.05%, 01/01/2029	63,368
	145,000	7.38%, 01/01/2033	156,570
	200,000	Illinois State, GO 5.10%, 06/01/2033	188,742

			408,680

		Total Municipal Bonds (cost $470,160)	$470,716

SENIOR FLOATING RATE INTERESTS - 17.3%(12)
		Advertising - 0.3%
	273,650	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 09/26/2021	$202,252

		Aerospace/Defense - 0.4%
	104,213	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.78%, 12/11/2024	104,038
	220,522	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 06/09/2023	219,341

			323,379

		Auto Manufacturers - 0.1%
	99,250	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.78%, 11/06/2024	99,332

The accompanying notes are an integral part of these financial statements.

119

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 17.3%(12) - (continued)
		Auto Parts & Equipment - 0.1%
	$100,000	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.30%, 10/01/2025	$99,875

		Biotechnology - 0.3%
	150,000	Lifescan Global Corp. 1 mo. USD LIBOR + 6.000%, 8.40%, 09/27/2024	146,313
	101,874	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/15/2022	101,958

			248,271

		Chemicals - 1.4%
	678,551	American Rock Salt Co. LLC 1 mo. USD LIBOR + 3.750%, 6.05%, 03/21/2025	679,399
	159,455	Chemours Co. 1 mo. USD LIBOR + 1.750%, 4.05%, 04/03/2025	158,758
	100,000	LTI Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 5.80%, 09/06/2025	99,875
	92,225	MacDermid, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 06/07/2023	92,245
	112,431	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.250%, 5.66%, 06/09/2023	112,993

			1,143,270

		Coal - 0.2%
	166,054	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.28%, 03/28/2022	166,367

		Commercial Services - 1.2%
	100,000	APX Group, Inc. 1 mo. USD LIBOR + 5.000%, 7.32%, 03/31/2024	99,000
	154,613	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.39%, 06/15/2025	154,710
	110,577	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 11/15/2023	110,066
	131,963	Russell Investments U.S. Inst’l Holdco, Inc. 3 mo. USD LIBOR + 3.250%, 5.55%, 06/01/2023	132,046
EUR	105,000	Techem GmbH 3 mo. EURIBOR + 3.750%, 3.75%, 07/31/2025	119,787
	$138,250	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.30%, 05/01/2024	138,215
	196,500	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 4.80%, 12/07/2023	196,909

			950,733

		Construction Materials - 0.3%
	204,488	Pisces Midco, Inc. 1 mo. USD LIBOR + 3.750%, 6.18%, 04/12/2025	203,594

		Diversified Financial Services - 0.5%
	149,250	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/28/2025	148,519
	170,000	Financial & Risk US Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/01/2025	168,159
EUR	88,194	Nets Holding A/S 3 mo. EURIBOR + 3.000%, 3.00%, 02/06/2025	100,087

			416,765

		Electronics - 0.2%
	$132,975	Oberthur Technologies S.A. 5.99%, 01/10/2024	133,640

		Energy-Alternate Sources - 0.2%
	139,650	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.03%, 10/31/2024	139,999

		Engineering & Construction - 0.2%
	148,125	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 06/21/2024	148,624

		Food - 0.4%
	149,625	Hearthside Food Solutions LLC 3 mo. USD LIBOR + 3.000%, 5.30%, 05/23/2025	146,670

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 17.3%(12) - (continued)
	Food - 0.4% - (continued)
$108,081	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.69%, 08/03/2022	$107,439
71,427	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.29%, 05/24/2024	71,312

		325,421

	Food Service - 0.1%
100,000	8th Avenue Food & Provisions, Inc. 3 mo. USD LIBOR + 3.750%, 0.00%, 10/01/2025(13)	100,750

	Healthcare-Products - 0.1%
99,250	Avantor, Inc. 1 mo. USD LIBOR + 4.000%, 6.30%, 11/21/2024	99,901

	Healthcare-Services - 1.3%
153,600	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 6.58%, 07/01/2021	143,770
60,450	Community Health Systems, Inc. 3 mo. USD LIBOR + 3.250%, 5.56%, 01/27/2021	59,103
185,000	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.05%, 10/10/2025	181,011
109,323	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.14%, 06/07/2023	108,959
131,382	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.250%, 5.54%, 06/30/2025	130,889
78,188	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.30%, 08/01/2024	77,927
123,125	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/06/2024	116,199
213,950	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 6.64%, 12/30/2022	206,997

		1,024,855

	Household Products - 0.1%
104,213	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	102,780

	Insurance - 0.9%
	Asurion LLC
226,287	1 mo. USD LIBOR + 3.000%, 5.30%, 11/03/2023	226,382
100,000	1 mo. USD LIBOR + 6.500%, 8.80%, 08/04/2025	102,575
144,638	Hub International Ltd. 2 mo. USD LIBOR + 3.000%, 5.49%, 04/25/2025	144,140
245,758	Sedgwick Claims Management Services, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2021	245,606

		718,703

	Internet - 0.2%
139,716	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.55%, 04/04/2021	135,175

	Investment Company Security - 0.1%
100,000	Aretec Group, Inc. 3 mo. USD LIBOR + 4.250%, 6.51%, 10/01/2025	100,563

	Leisure Time - 0.9%
202,502	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 12/22/2024	202,474
150,000	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 4.80%, 02/01/2024	148,312
124,063	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.30%, 10/21/2024	124,063
242,847	SRAM LLC 2 mo. USD LIBOR + 2.750%, 5.10%, 03/15/2024	243,454

		718,303

	Lodging - 0.1%
104,830	Boyd Gaming Corp. 1 Week USD LIBOR + 2.250%, 4.47%, 09/15/2023	104,870

The accompanying notes are an integral part of these financial statements.

120

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 17.3%(12) - (continued)
		Machinery-Construction & Mining - 0.2%
	$100,000	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.05%, 08/01/2025	$100,528
	91,872	Pike Corp. 1 mo. USD LIBOR + 3.500%, 5.81%, 03/23/2025	92,331

			192,859

		Machinery-Diversified - 0.1%
	112,006	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 5.05%, 07/30/2024	112,161

		Media - 1.1%
	103,950	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.04%, 01/31/2026	101,221
	106,657	CSC Holdings LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 07/17/2025	106,315
	127,993	Numericable Group S.A. 3 mo. USD LIBOR + 3.688%, 5.97%, 01/31/2026	124,660
	199,000	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.57%, 03/01/2025	197,424
	100,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.53%, 08/15/2026	99,625
	220,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.500%, 4.78%, 01/15/2026	219,747

			848,992

		Miscellaneous Manufacturing - 0.6%
EUR	97,570	CTC AcquiCo GmbH 3 mo. EURIBOR + 3.000%, 3.00%, 03/07/2025	110,448
	$96,709	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.28%, 10/20/2024	96,306
	255,466	Wilsonart LLC 3 mo. USD LIBOR + 3.250%, 5.64%, 12/19/2023	255,009

			461,763

		Oil & Gas - 0.6%
	62,500	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.78%, 03/30/2023	62,578
	115,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 12.67%, 12/31/2021	127,938
	100,000	Grizzly Acquisitions, Inc. 1 mo. USD LIBOR + 3.250%, 5.65%, 10/01/2025	100,417
	145,843	PowerTeam Services, LLC 3 mo. USD LIBOR + 3.250%, 5.64%, 03/06/2025	145,114

			436,047

		Packaging & Containers - 0.6%
	162,525	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 5.26%, 12/29/2023	162,050
	305,874	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 02/05/2023	305,874

			467,924

		Pharmaceuticals - 0.6%
	148,125	Endo Luxembourg Finance Co. S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.56%, 04/29/2024	148,649
	288,604	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.27%, 06/01/2025	288,538

			437,187

		Real Estate - 0.2%
	119,318	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.28%, 12/20/2024	118,958

		REITS - 0.1%
	102,375	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.000%, 4.30%, 03/21/2025	102,010

		Retail - 0.7%
	148,500	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.30%, 09/25/2024	148,447

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 17.3%(12) - (continued)
	Retail - 0.7% - (continued)
$189,301	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.53%, 04/07/2025	$185,198
99,750	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.28%, 06/06/2025	100,249
129,025	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 6.34%, 09/12/2024	128,630

		562,524

	Semiconductors - 0.1%
90,433	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.31%, 05/29/2025	90,072

	Software - 2.1%
188,209	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 5.89%, 06/13/2024	187,006
146,250	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.05%, 03/01/2024	146,013
201,935	EVO Payments International LLC 1 mo. USD LIBOR + 3.250%, 5.55%, 12/22/2023	202,440
	First Data Corp.
92,325	1 mo. USD LIBOR + 2.000%, 4.29%, 07/08/2022	91,991
289,483	1 mo. USD LIBOR + 2.000%, 4.29%, 04/26/2024	287,796
170,000	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 4.250%, 6.78%, 05/16/2025	170,478
74,805	SkillSoft Corp. 3 mo. USD LIBOR + 4.750%, 7.05%, 04/28/2021	68,980
100,000	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 0.00%, 04/16/2025(13)	99,393
410,550	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.55%, 06/30/2023	410,891

		1,664,988

	Telecommunications - 0.5%
221,625	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 4.81%, 02/02/2024	221,417
147,184	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.05%, 03/15/2024	141,089

		362,506

	Transportation - 0.2%
170,426	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.77%, 08/01/2025	171,491

	Total Senior Floating Rate Interests (cost $13,830,139)	$13,736,904

EQUITY LINKED SECURITIES - 11.0%
	Banks - 11.0%
$1,971	Adobe Systems, Inc. (HSBC Bank plc) 12.00%, 01/24/2019(8)(12)(13)	$484,255
8,504	Bristol Myers Squibb Co.(BNP Paribas Issuance B.V.) 12.00%, 12/27/2018(3)(8)(12)(13)	433,024
5,182	Capital One Financial Corp. (Barclays Bank plc) 12.00%, 11/21/2018(8)(12)(13)	464,877
4,676	Citrix Systems, Inc. (BNP Paribas Issuance B.V.) 12.00%, 11/21/2018(8)(12)(13)	476,999
7,162	ConocoPhillips Co. (BNP Paribas Issuance B.V.) 12.00%, 01/24/2019(8)(12)(13)	500,266
3,682	Cummins, Inc. (Societe Generale S.A.) 12.00%, 01/24/2019(8)(12)(13)	504,986
5,859	DXC Technology Co. (Barclays Bank plc) 12.00%, 11/21/2018(8)(12)(13)	432,277
10,356	Etsy, Inc. (Merrill Lynch International & Co. C.V.) 12.00%, 12/27/2018(8)(12)(13)	501,645
6,598	Gilead Sciences, Inc. (Merrill Lynch International & Co. C.V.) 12.00%, 11/21/2018(8)(12)(13)	452,953

The accompanying notes are an integral part of these financial statements.

121

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†

EQUITY LINKED SECURITIES - 11.0% - (continued)
	Banks - 11.0% - (continued)
$3,957	HCA Healthcare, Inc.(Barclays Bank plc) 12.00%, 12/28/2018*(8)(12)(13)	$522,087
10,972	Oracle Corp. (Societe Generale S.A.) 12.00%, 02/21/2019(8)(12)(13)	523,693
10,703	Planet Fitness, Inc. Class A (Merrill Lynch International & Co. C.V.) 12.00%, 12/27/2018(8)(12)(13)	457,339
4,185	PNC Financial Serives Group (Merrill Lynch International & Co. C.V.) 12.00%, 01/24/2019*(8)(12)(13)	530,072
5,242	Post Holdings, Inc. (HSBC Bank plc) 12.00%, 12/27/2018(8)(12)(13)	470,469
5,038	Prudential Financial, Inc.(BNP Paribas Issuance B.V.) 12.00%, 12/27/2018(3)(8)(12)(13)	466,922
3,857	Ralph Lauren Corp. (Societe Generale S.A.) 12.00%, 01/24/2019(8)(12)(13)	496,974
6,179	Target Corp. (Barclays Bank plc) 12.00%, 11/21/2018(8)(12)(13)	519,345
5,028	Valero Energy Corp. (BNP Paribas Issuance B.V.) 12.00%, 01/24/2019(8)(12)(13)	455,688

		8,693,871

	Total Equity Linked Securities (cost $9,326,141)	$8,693,871

U.S. GOVERNMENT AGENCIES - 0.0%
	Mortgage-Backed Agencies - 0.0%
$30,000	FHLMC 3.82%, 05/25/2048(3)(4)	$27,483

	Total U.S. Government Agencies (cost $27,481)	$27,483

U.S. GOVERNMENT SECURITIES - 0.4%
	U.S. Treasury Securities - 0.4%
$260,000	U.S. Treasury Bonds 3.75%, 11/15/2043(14)	$275,315

	Total U.S. Government Securities (cost $288,698)	$275,315

COMMON STOCKS - 16.9%
	Automobiles & Components - 0.6%
1,600	Daimler AG	$94,779
894	Delphi Technologies plc	19,167
12,844	Ford Motor Co.	122,660
20,399	Nissan Motor Co., Ltd.	185,585
366	Renault S.A.	27,331

		449,522

	Banks - 1.0%
1,319	Aareal Bank AG	49,068
1,350	ABN Amro Group N.V.(3)	33,112
979	Bank of Montreal(6)	73,199
1,852	BNP Paribas S.A.	96,515
58,199	China CITIC Bank Corp. Ltd. Class H	36,074
32,674	Dubai Islamic Bank PJSC	46,790
7,915	ING Groep N.V.	93,642
23,391	Intesa Sanpaolo S.p.A.	51,813
9,490	Kiatnakin Bank PCL	20,397
17,403	MGIC Investment Corp.*	212,491
1,079	PacWest Bancorp.	43,829
1,642	Societe Generale S.A.	60,192

		817,122

	Capital Goods - 0.7%
389	ACS Actividades de Construccion y Servicios S.A.	14,565
4,728	Altra Industrial Motion Corp.	152,573
2,088	Bouygues S.A.	76,067
15,544	Fangda Carbon New Material Co., Ltd. Class A	44,337
14,366	Marubeni Corp.	116,489

Shares or Principal Amount		Market Value†
COMMON STOCKS - 16.9% - (continued)
	Capital Goods - 0.7% - (continued)
2,020	Mitsubishi Corp.	$56,853
5,880	Mitsui & Co., Ltd.	98,247

		559,131

	Commercial & Professional Services - 0.1%
752	Dai Nippon Printing Co., Ltd.	16,873
961	Randstad N.V.	48,351

		65,224

	Consumer Durables & Apparel - 0.2%
11,896	Gree Electric Appliances, Inc. of Zhuhai Class A*	65,356
1,164	Newell Brands, Inc.	18,484
3,277	Persimmon plc	95,908

		179,748

	Consumer Services - 0.2%
1,786	Las Vegas Sands Corp.	91,140
457	Wyndham Destinations, Inc.	16,397
1,667	Yum China Holdings, Inc.	60,145

		167,682

	Diversified Financials - 0.5%
2,890	AGNC Investment Corp. REIT	51,557
17,323	Annaly Capital Management, Inc. REIT	170,978
8,550	Chimera Investment Corp. REIT	159,030
1,612	GAM Holding AG*	9,361
870	New Residential Investment Corp. REIT	15,556

		406,482

	Energy - 4.1%
44,900	Ascent Resources - Marcellus LLC Class A*(8)(9)	141,435
5,845	BP plc ADR	253,498
2,331	Chevron Corp.	260,256
146,054	China Petroleum & Chemical Corp. Class H	118,972
4,610	ConocoPhillips	322,239
6,442	Eni S.p.A.	114,408
6,953	Eni S.p.A. ADR(6)	245,719
11,228	Equinor ASA ADR(6)	288,560
2,763	Exxon Mobil Corp.	220,156
3,545	Occidental Petroleum Corp.	237,763
1,117	Paragon Offshore Ltd., Litigation*	14,571
14,045	Repsol S.A.	250,968
3,797	Royal Dutch Shell plc Class A, ADR	239,932
3,449	Schlumberger Ltd.	176,968
40,501	Star Petroleum Refining PCL	17,227
1,919	Total S.A.	112,598
4,160	Total S.A. ADR	243,776
339	Valero Energy Corp.	30,879

		3,289,925

	Food & Staples Retailing - 0.1%
1,515	Casino Guichard Perrachon S.A.(6)	66,816
592	Kesko Oyj Class B	34,574

		101,390

	Food, Beverage & Tobacco - 0.4%
3,528	Imperial Brands plc	119,503
9,305	Inner Mongolia Yili Industrial Group Co., Ltd. Class A	29,636
646	Keurig Dr Pepper, Inc.	16,796
584	Kweichow Moutai Co., Ltd. Class A	46,259
1,195	Marine Harvest ASA	28,931
525	Swedish Match AB	26,743
6,094	Wuliangye Yibin Co., Ltd. Class A	42,319

		310,187

	Insurance - 1.2%
5,506	Aegon N.V.	33,766
1,710	Ageas	85,560

The accompanying notes are an integral part of these financial statements.

122

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 16.9% - (continued)
	Insurance - 1.2% - (continued)
561	ASR Nederland N.V.	$25,468
5,613	AXA S.A.	140,475
1,119	CNA Financial Corp.	48,531
7,289	CNP Assurances	162,454
2,366	Japan Post Holdings Co., Ltd.	28,057
11,595	Mapfre S.A.	34,648
4,202	NN Group N.V.	180,426
733	Old Republic International Corp.	16,163
9,422	Ping An Insurance Group Co. of China Ltd. Class A	86,564
2,453	Poste Italiane S.p.A.(3)	17,601
391	Prudential Financial, Inc.	36,668
28,481	UnipolSai Assicurazioni S.p.A.(6)	62,181

		958,562

	Materials - 0.7%
34,330	Alumina Ltd.	62,303
12,626	Anhui Conch Cement Co., Ltd. Class A	59,628
3,980	CSR Ltd.	9,984
342	Domtar Corp.	15,838
7,798	Evraz plc	54,030
28,983	Fortescue Metals Group Ltd.	82,495
1,001	Kumba Iron Ore Ltd.	19,626
768	LyondellBasell Industries N.V. Class A	68,559
9,664	PTT Global Chemical PCL	22,577
4,921	Severstal PJSC GDR	76,388
1,593	UPM-Kymmene Oyj	51,213
13,262	Vedanta Ltd.	37,945

		560,586

	Media & Entertainment - 0.2%
2,295	Eutelsat Communications S.A.	46,484
2,313	ProSiebenSat.1 Media SE	53,411
2,374	Tencent Holdings Ltd.	81,331
472	Viacom, Inc. Class B	15,095

		196,321

	Pharmaceuticals, Biotechnology & Life Sciences - 1.3%
473	AbbVie, Inc.	36,823
395	Amgen, Inc.	76,152
15,764	CSPC Pharmaceutical Group Ltd.	33,590
427	Gilead Sciences, Inc.	29,113
3,549	GlaxoSmithKline plc	68,736
1,934	Jiangsu Hengrui Medicine Co., Ltd. Class A	17,171
1,170	Johnson & Johnson	163,788
1,000	Novartis AG	87,572
4,845	Pfizer, Inc.	208,626
276	Roche Holding AG	67,168
2,160	Sanofi	193,019
17,186	Sino Biopharmaceutical Ltd.	15,512

		997,270

	Real Estate - 1.4%
21,359	Agile Group Holdings Ltd.	24,540
1,754	Apple Hospitality, Inc. REIT	28,362
3,142	Barwa Real Estate Co.	32,266
3,184	Brixmor Property Group, Inc. REIT	51,581
4,972	Castellum AB	85,706
15,338	Fortress REIT Ltd. Class B, REIT	14,961
2,011	Gaming and Leisure Properties, Inc. REIT	67,751
274	Gecina S.A. REIT	40,186
2,658	Hospitality Properties Trust REIT	68,098
11,404	Kerry Properties Ltd.	35,903
7,852	Kimco Realty Corp. REIT	126,339
1,205	Klepierre S.A. REIT	40,834
4,217	Park Hotels & Resorts, Inc. REIT	122,588
3,011	Senior Housing Properties Trust REIT	48,387
17,058	Spirit Realty Capital, Inc. REIT	133,393

Shares or Principal Amount		Market Value†
COMMON STOCKS - 16.9% - (continued)
	Real Estate - 1.4% - (continued)
9,494	Stockland REIT	$24,287
2,956	Swire Pacific Ltd. Class A	30,709
4,252	Uniti Group, Inc. REIT*	81,383
21,412	Wharf Holdings Ltd.	53,526
3,654	Wheelock & Co., Ltd.	19,534

		1,130,334

	Retailing - 0.3%
606	Alibaba Group Holding Ltd. ADR*	86,222
2,376	Macy’s, Inc.	81,473
750	Target Corp.	62,722

		230,417

	Semiconductors & Semiconductor Equipment - 0.2%
1,972	Intel Corp.	92,447
14,058	Radiant Opto-Electronics Corp.	36,945

		129,392

	Software & Services - 0.7%
1,372	International Business Machines Corp.	158,370
1,192	Microsoft Corp.	127,317
9,690	Western Union Co.	174,808
549	Workday, Inc. Class A*	73,028

		533,523

	Technology Hardware & Equipment - 0.4%
2,974	Asustek Computer, Inc.	22,053
110,234	AU Optronics Corp.	43,069
2,045	Cisco Systems, Inc.	93,559
3,977	Hangzhou Hikvision Digital Technology Co., Ltd. Class A	13,910
294	NetApp, Inc.	23,076
2,521	Seagate Technology plc	101,420
1,362	Sunny Optical Technology Group Co., Ltd.	11,891

		308,978

	Telecommunication Services - 1.2%
1,328	AT&T, Inc.	40,743
40,141	Bezeq The Israeli Telecommunication Corp. Ltd.	46,093
3,970	CenturyLink, Inc.	81,941
1,870	China Mobile Ltd.	17,518
67,274	China Unicom Hong Kong Ltd.	70,365
89,055	HKT Trust & HKT Ltd.	122,822
8,171	Mobile TeleSystems PJSC ADR	65,450
6,883	Orange S.A.	107,432
26,975	PCCW Ltd.	14,811
64	SK Telecom Co., Ltd.	15,038
18,357	Spark New Zealand Ltd.	47,409
131	Swisscom AG	59,983
3,377	Telefonica Brasil S.A. ADR	39,173
9,724	Telia Co. AB	43,869
6,923	Telstra Corp. Ltd.	15,144
82,576	Vodafone Group plc	155,287

		943,078

	Transportation - 0.4%
383	Aena SME S.A.(3)	61,197
23,320	Air New Zealand Ltd.	42,637
36,968	Daqin Railway Co., Ltd. Class A	42,852
66,260	Hutchison Port Holdings Trust	16,299
1,592	Macquarie Infrastructure Corp.	58,825
14,792	Royal Mail plc	67,909

		289,719

	Utilities - 1.0%
2,431	AES Corp.	35,444
5,214	CenterPoint Energy, Inc.	140,830
37,644	Centrica plc	70,706

The accompanying notes are an integral part of these financial statements.

123

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Shares or Principal Amount			Market Value†
COMMON STOCKS - 16.9% - (continued)
		Utilities - 1.0% - (continued)
	2,024	CEZ AS	$48,158
	79,748	China Longyuan Power Group Corp. Ltd. Class H	60,689
	31,107	China Resources Power Holdings Co., Ltd.	54,731
	6,801	Endesa S.A.	142,203
	6,019	ENN Energy Holdings Ltd.	51,358
	1,378	Entergy Corp.	115,683
	451	Exelon Corp.	19,758
	4,136	Italgas S.p.A.	21,340
	1,370	Naturgy Energy Group S.A.	33,671

			794,571

		Total Common Stocks (cost $13,367,086)	$13,419,164

ESCROWS(16) - 0.0%
		Electric - 0.0%
	80,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(8)(9)(11)	$—

		Energy-Alternate Sources - 0.0%
	4,146	Paragon Offshore Ltd., Escrow*	—
	1,370	Vistra Energy Corp.*	1,073

			1,073

		Total Escrows (cost $—)	$1,073

CONVERTIBLE BONDS - 2.6%
		Biotechnology - 0.2%
	$132,000	Illumina, Inc. 0.50%, 06/15/2021	177,824

		Commercial Services - 0.2%
	142,000	Cardtronics, Inc. 1.00%, 12/01/2020	132,237

		Internet - 0.3%
	186,000	Wayfair, Inc. 0.38%, 09/01/2022	229,152

		Media - 0.2%
	148,000	DISH Network Corp. 3.38%, 08/15/2026	131,861

		Oil & Gas - 0.2%
	20,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019(11)	26
	132,000	PDC Energy, Inc. 1.13%, 09/15/2021(6)	124,080

			124,106

		Pharmaceuticals - 0.2%
	132,000	Ironwood Pharmaceuticals, Inc. 2.25%, 06/15/2022	139,227
	55,000	Teva Pharmaceutical Finance Co. LLC 0.25%, 02/01/2026	50,177

			189,404

		Semiconductors - 0.0%
		Microchip Technology, Inc.
	4,000	1.63%, 02/15/2027	3,786
	4,000	2.25%, 02/15/2037	3,658

			7,444

		Software - 0.5%
	165,000	Envestnet, Inc. 1.75%, 12/15/2019	169,950
	175,000	Servicenow, Inc. 0.00%, 06/01/2022(10)	246,975
	10,000	Western Digital Corp. 1.50%, 02/01/2024(3)	8,429

			425,354

		Telecommunications - 0.8%
EUR	300,000	Telecom Italia S.p.A. 1.13%, 03/26/2022(7)	321,557
	300,000	Telefonica Participaciones SAU 0.00%, 03/09/2021(7)(10)	336,301

			657,858

		Total Convertible Bonds (cost $2,109,920)	$2,075,240

Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 4.3%
		Other Investment Pools & Funds - 4.3%
	20,291	iShares iBoxx High Yield Corporate Bond ETF(6)	$1,711,546
	48,297	SPDR Bloomberg Barclays High Yield Bond ETF(6)	1,698,122

			3,409,668

		Total Exchange-Traded Funds (cost $3,499,232)	$3,409,668

PREFERRED STOCKS - 0.1%
		Banks - 0.1%
	23,600	Itausa - Investimentos Itau S.A.	$71,279

		Telecommunication Services - 0.0%
	1,800	Telefonica Brasil S.A.	20,904

		Total Preferred Stocks (cost $85,317)	$92,183

CONVERTIBLE PREFERRED STOCKS - 0.1%
		Utilities - 0.1%
	300	Sempra Energy Series A, 6.00%*	$29,748

		Total Convertible Preferred Stocks (cost $30,125)	$29,748

WARRANTS - 0.0%
		Energy - 0.0%
	11,625	Ascent Resources - Marcellus LLC Expires 3/30/2023*(8)(9)	$930

		Total Warrants (cost $930)	$930

		Total Long-Term Investments (cost $68,530,066)	$66,432,927

SHORT-TERM INVESTMENTS - 17.5%
		Foreign Government Obligations - 1.6%
JPY	145,000,000	Japan Treasury Discount Bill 0.00%, 11/05/2018 - 01/15/2019(10)	$1,285,538

		Other Investment Pools & Funds - 10.1%
	8,011,333	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(15)	8,011,333

		Securities Lending Collateral - 5.8%
	231,185	Citibank NA DDCA, 2.19%, 11/1/2018(15)	231,185
	1,790,270	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(15)	1,790,270
	526,169	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(15)	526,169
	1,277,210	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(15)	1,277,210
	244,410	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(15)	244,410
	554,452	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(15)	554,452

			4,623,696

		Total Short-Term Investments (cost $13,931,236)	$13,920,567

Total Investments Excluding Purchased Options (cost $82,461,302)	101.3%	$80,353,494

Total Purchased Options (cost $503,518)	0.7%	$570,031

Total Investments (cost $82,964,820)	102.0%	$80,923,525
Other Assets and Liabilities	(2.0)%	(1,621,876)

Total Net Assets	100.0%	$79,301,649

The accompanying notes are an integral part of these financial statements.

124

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2018.

(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(3)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $5,008,082, representing 6.3% of net assets.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(7)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $6,354,153, representing 8.0% of net assets.

(8)	Investment valued using significant unobservable inputs.

(9)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2018, the aggregate fair value of these securities was $142,365, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(10)	Security is a zero-coupon bond.

(11)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(12)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2018.

(13)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(15)	Current yield as of period end.

(16)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

Exchange-Traded Option Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
S&P 500 Index	USD	2,675.00	12/31/18	84	USD	8,400	$543,480	$486,344	$57,136

Total purchased option contracts						8,400	$543,480	$486,344	$57,136

Written option contracts:
Puts
S&P 500 Index	USD	2,500.00	12/31/18	(84)	USD	(8,400)	$(193,620)	$(193,746)	$126

Total written option contracts						(8,400)	$(193,620)	$(193,746)	$126

The accompanying notes are an integral part of these financial statements.

125

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Swaption Contracts Outstanding at October 31, 2018
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	BNP	3.20%	Receive	05/30/19	USD	585,000	585,000	$11,255	$5,328	$5,927
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	DEUT	3.20%	Receive	05/30/19	USD	795,000	795,000	15,296	11,846	3,450

Total Puts							1,380,000	$26,551	$17,174	$9,377

Total purchased swaption contracts							1,380,000	$26,551	$17,174	$9,377

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	8	12/18/2018	$803,069	$(2,419)
STOXX Europe 600 Future	116	12/21/2018	2,368,916	23,420
U.S. Treasury 5-Year Note Future	42	12/31/2018	4,720,078	(35,953)
U.S. Treasury 10-Year Note Future	7	12/19/2018	829,062	(857)
U.S. Treasury Long Bond Future	6	12/19/2018	828,750	(31,164)
U.S. Treasury Ultra Bond Future	2	12/19/2018	298,438	(8,160)

Total				$(55,133)

Short position contracts:
Euro-Bund Future	2	12/06/2018	$363,037	$(1,701)
FTSE/MIB Index Future	22	12/21/2018	2,365,371	111,628
S&P 500 (E-Mini) Future	8	12/21/2018	1,084,440	79,684
U.S. Treasury 10-Year Ultra Future	5	12/19/2018	625,547	(4,618)
U.S. Treasury 2-Year Note Future	1	12/31/2018	210,656	(17)

Total				$184,976

Total futures contracts				$129,843

TBA Sale Commitments Outstanding at October 31, 2018
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$2,000,000	11/01/2048	$(1,946,641)	$(5,008)

Total (proceeds receivable $1,941,633)			$(1,946,641)	$(5,008)

At October 31, 2018, the aggregate market value of TBA Sale Commitments represents (2.5)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
PrimeX.ARM.2*	MSC	USD	156,809	(4.58%)	12/25/37	Monthly	$—	$(326)	$(155)	$171

Sell protection:
CMBX.NA.AAA.10	GSC	USD	125,000	0.50%	11/17/59	Monthly	$—	$(11)	$(295)	$(284)
CMBX.NA.BB.6	CSI	USD	40,000	5.00%	05/11/63	Monthly	—	(7,628)	(9,753)	(2,125)
CMBX.NA.BB.6	MSC	USD	35,000	5.00%	05/11/63	Monthly	—	(6,222)	(8,534)	(2,312)
CMBX.NA.BB.6	CSI	USD	40,000	5.00%	05/11/63	Monthly	—	(6,832)	(9,752)	(2,920)
CMBX.NA.BB.6	CSI	USD	70,000	5.00%	05/11/63	Monthly	—	(13,729)	(16,795)	(3,066)

The accompanying notes are an integral part of these financial statements.

126

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Credit Default Swap Contracts Outstanding at October 31, 2018 – (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection – (continued):
CMBX.NA.BB.6	CSI	USD	47,000	5.00%	05/11/63	Monthly	$—	$(8,354)	$(11,459)	$(3,105)
CMBX.NA.BB.6	CSI	USD	115,000	5.00%	05/11/63	Monthly	—	(23,370)	(27,593)	(4,223)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(15,108)	(20,724)	(5,616)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(15,109)	(20,725)	(5,616)
CMBX.NA.BB.6	CSI	USD	90,000	5.00%	05/11/63	Monthly	—	(15,997)	(21,944)	(5,947)
CMBX.NA.BB.6	GSC	USD	80,000	5.00%	05/11/63	Monthly	—	(8,455)	(19,506)	(11,051)
CMBX.NA.BB.8	MSC	USD	156,000	5.00%	10/17/57	Monthly	—	(42,002)	(29,557)	12,445
CMBX.NA.BB.8	GSC	USD	115,000	5.00%	10/17/57	Monthly	—	(27,723)	(21,188)	6,535
CMBX.NA.BB.8	GSC	USD	125,000	5.00%	10/17/57	Monthly	—	(24,900)	(23,517)	1,383
CMBX.NA.BB.8	GSC	USD	20,000	5.00%	10/17/57	Monthly	—	(983)	(3,762)	(2,779)
CMBX.NA.BBB-.6	MSC	USD	135,000	3.00%	05/11/63	Monthly	—	(19,790)	(18,711)	1,079
CMBX.NA.BBB-.6	DEUT	USD	75,000	3.00%	05/11/63	Monthly	—	(11,111)	(10,395)	716
CMBX.NA.BBB-.6	CSI	USD	70,000	3.00%	05/11/63	Monthly	—	(10,035)	(9,702)	333
PrimeX.ARM.2*	JPM	USD	156,809	4.58%	12/25/37	Monthly	6,137	—	155	(5,982)

Total							$6,137	$(257,359)	$(283,757)	$(32,535)

Total traded indices							$6,137	$(257,685)	$(283,912)	$(32,364)

Credit default swaps on single-name issues:
Sell protection:
Russian Federation	BCLY	USD	65,000	1.00%	12/20/23	Quarterly	$—	$(1,501)	$(1,318)	$183
Russian Federation	MSC	USD	30,000	1.00%	12/20/23	Quarterly	—	(564)	(608)	(44)
Russian Federation	JPM	USD	40,000	1.00%	12/20/23	Quarterly	—	(752)	(811)	(59)
Russian Federation	MSC	USD	30,000	1.00%	12/20/23	Quarterly	—	(537)	(609)	(72)

Total							$—	$(3,354)	$(3,346)	$8

Total single-name issues							$—	$(3,354)	$(3,346)	$8

Total OTC contracts							$6,137	$(261,039)	$(287,258)	$(32,356)

*	See Footnote 8 and 9 following the schedule of investments.

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.29.V1	USD	1,450,000	(1.00%)	06/20/23	Quarterly	$34,551	$53,143	$18,592
CDX.EM.30.V1	USD	57,000	(1.00%)	12/20/23	Quarterly	2,331	2,635	304
CDX.NA.HY.30.V1	USD	1,900,000	(5.00%)	06/20/23	Quarterly	(112,348)	(123,616)	(11,268)
CDX.NA.HY.31.V1	USD	2,810,000	(5.00%)	12/20/23	Quarterly	164,170	162,199	(1,971)
CDX.NA.IG.31.V1	USD	105,000	(1.00%)	12/20/23	Quarterly	(2,056)	(1,673)	383
ITRAXX.XOV.30.V	EUR	185,000	(5.00%)	12/20/23	Quarterly	23,187	20,210	(2,977)

Total						$109,835	$112,898	$3,063

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.30.V1	USD	1,580,000	1.00%	06/20/23	Quarterly	$(24,117)	$(26,955)	$(2,838)

Total						$85,718	$85,943	$225

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

127

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

OTC Interest Rate Swap Contracts Outstanding at October 31, 2018
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	796,000	07/15/24	At maturity	$—	$—	$25,778	$25,778
DEUT	2.00% Fixed	CPURNSA	USD	500,000	01/15/23	At maturity	160	—	4,196	4,036

Total							$160	$—	$29,974	$29,814

OTC Total Return Swap Contracts Outstanding at October 31, 2018
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
GS Client REIT(1)	GSC	USD	3,098,000	(1.00%)	10/31/19	Monthly	$—	$—	$9,305	$9,305
GS Client REIT(2)	GSC	USD	2,975,620	1.00%	10/31/19	Monthly	—	—	(17,332)	(17,332)

Total							$—	$—	$(8,027)	$(8,027)

(1)	GS Client REIT GSCBWRL2

GS Client REIT GSCBWRL2 is a custom basket of real estate stocks.

Underlying Securities

Common Stocks
Long positions
Shares	Description	Market Value	% of Total Absolute Notional Amount
4,343	Life Storage, Inc.	$408,906	13.20%
13,456	CubeSmart	389,948	12.59%
4,298	Extra Space Storage, Inc.	387,067	12.49%
14,358	National Storage Affiliates Trust	382,352	12.34%
1,626	Public Storage	334,132	10.79%
5,754	CyrusOne, Inc.	306,278	9.89%
2,919	Digital Realty Trust, Inc.	301,383	9.73%
3,166	CoreSite Realty Corp.	297,129	9.59%
768	Equinix, Inc.	290,805	9.39%

(2)	GS Client REIT GSCBWRS3

GS Client REIT GSCBWRS3 is a custom basket of real estate stocks.

Underlying Securities

Common Stocks
Long positions
Shares	Description	Market Value	% of Total Absolute Notional Amount
17,480	Medical Properties Trust, Inc.	$259,747	8.73%
7,192	Omega Healthcare Investors, Inc.	239,866	8.06%
8,644	HCP, Inc.	238,135	8.00%
10,803	Sabra Health Care REIT, Inc.	233,876	7.86%
3,342	Welltower, Inc.	220,817	7.42%
2,941	National Health Investors, Inc.	216,071	7.26%
11,971	CareTrust REIT, Inc.	211,412	7.10%
12,607	Physicians Realty Trust	209,023	7.02%
3,597	Ventas, Inc.	208,797	7.02%
4,826	LTC Properties, Inc.	206,398	6.94%
7,641	Healthcare Trust of America, Inc.	200,654	6.74%
7,044	Healthcare Realty Trust, Inc.	196,236	6.59%
11,653	Senior Housing Properties Trust	187,265	6.29%
25,756	New Senior Investment Group, Inc.	147,324	4.95%

The accompanying notes are an integral part of these financial statements.

128

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
15,000	AUD	10,926	USD	JPM	12/19/18	$—	$(298)
37,000	BRL	8,880	USD	BCLY	12/04/18	1,029	—
13,000	BRL	3,095	USD	MSC	12/04/18	387	—
10,000	BRL	2,431	USD	MSC	12/04/18	247	—
3,000	BRL	715	USD	MSC	12/04/18	88	—
3,000	BRL	727	USD	MSC	12/04/18	76	—
20,000	BRL	5,366	USD	DEUT	12/04/18	—	(10)
10,000	CAD	7,773	USD	GSC	12/19/18	—	(169)
6,900,000	CLP	10,372	USD	BNP	12/19/18	—	(450)
657,000	CNH	95,121	USD	MSC	12/19/18	—	(1,166)
31,100,000	COP	10,331	USD	CBK	12/19/18	—	(691)
230,000	CZK	10,581	USD	GSC	12/19/18	—	(487)
460,000	EGP	24,033	USD	CBK	01/08/19	1,145	—
830,000	EGP	43,535	USD	MSC	04/22/19	639	—
550,000	EGP	28,871	USD	DEUT	04/22/19	401	—
168,000	EUR	190,646	USD	BCLY	11/05/18	—	(288)
20,000	EUR	22,819	USD	CBK	11/30/18	—	(112)
9,000	EUR	10,224	USD	BNP	12/06/18	1	—
5,000	EUR	5,757	USD	CBA	12/19/18	—	(68)
5,000	EUR	5,788	USD	GSC	12/19/18	—	(99)
11,000	EUR	12,816	USD	JPM	12/19/18	—	(300)
78,000,000	IDR	5,086	USD	MSC	12/19/18	11	—
55,000,000	JPY	488,504	USD	GSC	11/05/18	—	(898)
170,000	MXN	8,832	USD	BNP	12/19/18	—	(533)
15,000	NZD	10,018	USD	SSG	12/19/18	—	(225)
10,000	PEN	2,991	USD	CBK	12/19/18	—	(31)
10,000	PEN	3,004	USD	BNP	12/19/18	—	(44)
20,000	PEN	6,007	USD	BNP	12/19/18	—	(86)
25,000	PEN	7,517	USD	BCLY	12/19/18	—	(116)
560,000	PHP	10,236	USD	SCB	12/19/18	195	—
15,000	PLN	4,044	USD	HSBC	12/19/18	—	(129)
55,000	PLN	14,827	USD	JPM	12/19/18	—	(473)
262,000	RUB	3,817	USD	GSC	12/19/18	135	—
164,000	RUB	2,390	USD	MSC	12/19/18	85	—
164,000	RUB	2,401	USD	GSC	12/19/18	73	—
139,000	RUB	2,026	USD	JPM	12/19/18	71	—
90,000	RUB	1,310	USD	BCLY	12/19/18	48	—
680,000	RUB	10,242	USD	JPM	12/19/18	17	—
65,000	TRY	10,067	USD	BCLY	12/19/18	1,212	—
125,896	USD	175,000	AUD	CBA	12/19/18	1,902	—
15,817	USD	66,000	BRL	SCB	12/04/18	—	(1,859)
130,989	USD	170,000	CAD	BMO	12/19/18	1,717	—
190,514	USD	190,000	CHF	JPM	11/30/18	1,350	—
4,971	USD	3,400,000	CLP	BCLY	12/19/18	83	—
693,817	USD	4,840,000	CNH	SCB	11/30/18	1,073	—
4,904	USD	15,200,000	COP	CBK	12/19/18	193	—
4,942	USD	110,000	CZK	CBK	12/19/18	115	—
9,554	USD	180,000	EGP	CBK	01/08/19	—	(298)
5,689	USD	110,000	EGP	DEUT	01/08/19	—	(332)
389,270	USD	335,000	EUR	MSC	11/05/18	9,686	—
4,023,340	USD	3,539,000	EUR	SSG	11/30/18	5,300	—
191,101	USD	168,000	EUR	BCLY	12/06/18	230	—
1,009,090	USD	865,000	EUR	SSG	12/19/18	24,875	—
110,640	USD	94,000	EUR	SSG	12/19/18	3,684	—
113,275	USD	99,000	EUR	CBK	12/19/18	631	—
5,925	USD	5,000	EUR	GSC	12/19/18	236	—
2,336	USD	2,000	EUR	UBS	12/19/18	61	—
327,100	USD	255,000	GBP	BMO	11/30/18	725	—
236,111	USD	180,000	GBP	BCLY	12/19/18	5,435	—
7,822	USD	121,000,000	IDR	SCB	12/19/18	—	(85)
902,414	USD	100,000,000	JPY	DEUT	11/05/18	15,858	—
241,587	USD	26,700,000	JPY	JPM	12/19/18	3,914	—
898,769	USD	100,000,000	JPY	HSBC	01/15/19	6,343	—

The accompanying notes are an integral part of these financial statements.

129

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Foreign Currency Contracts Outstanding at October 31, 2018 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
12,446	USD	238,000	MXN	RBC	12/19/18	$827	$—
4,689	USD	90,000	MXN	BNP	12/19/18	295	—
162,963	USD	1,360,000	NOK	UBS	11/30/18	1,427	—
9,858	USD	15,000	NZD	BNP	12/19/18	64	—
8,991	USD	30,000	PEN	CBK	12/19/18	111	—
5,146	USD	280,000	PHP	BCLY	12/19/18	—	(69)
8,076	USD	30,000	PLN	CBK	12/19/18	246	—
5,097	USD	340,000	RUB	JPM	12/19/18	—	(33)
11,653	USD	819,000	RUB	BNP	12/19/18	—	(703)
79,221	USD	720,000	SEK	CBK	11/30/18	349	—
5,585	USD	35,000	TRY	GSC	12/19/18	—	(488)
4,772	USD	70,000	ZAR	JPM	12/19/18	56	—
12,051	USD	184,000	ZAR	GSC	12/19/18	—	(345)
170,000	ZAR	11,765	USD	GSC	12/19/18	—	(313)

Total						$92,646	$(11,198)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty

Currency Abbreviations: – (continued)
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ICE	Intercontinental Exchange, Inc.
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
MTA	Monthly Treasury Average Index
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
S&P	Standard & Poors
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets

Other Abbreviations:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

130

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$1,488,178	$—	$1,488,178	$—
Corporate Bonds	16,034,698	—	16,034,698	—
Foreign Government Obligations	6,677,756	—	6,677,756	—
Municipal Bonds	470,716	—	470,716	—
Senior Floating Rate Interests	13,736,904	—	13,736,904	—
Equity Linked Securities	8,693,871	—	—	8,693,871
U.S. Government Agencies	27,483	—	27,483	—
U.S. Government Securities	275,315	—	275,315	—
Common Stocks
Automobiles & Components	449,522	141,827	307,695	—
Banks	817,122	396,706	420,416	—
Capital Goods	559,131	152,573	406,558	—
Commercial & Professional Services	65,224	—	65,224	—
Consumer Durables & Apparel	179,748	18,484	161,264	—
Consumer Services	167,682	167,682	—	—
Diversified Financials	406,482	397,121	9,361	—
Energy	3,289,925	2,536,973	611,517	141,435
Food & Staples Retailing	101,390	—	101,390	—
Food, Beverage & Tobacco	310,187	16,796	293,391	—
Insurance	958,562	101,362	857,200	—
Materials	560,586	84,397	476,189	—
Media & Entertainment	196,321	15,095	181,226	—
Pharmaceuticals, Biotechnology & Life Sciences	997,270	514,502	482,768	—
Real Estate	1,130,334	775,109	355,225	—
Retailing	230,417	230,417	—	—
Semiconductors & Semiconductor Equipment	129,392	92,447	36,945	—
Software & Services	533,523	533,523	—	—
Technology Hardware & Equipment	308,978	218,055	90,923	—
Telecommunication Services	943,078	227,307	715,771	—
Transportation	289,719	58,825	230,894	—
Utilities	794,571	311,715	482,856	—
Escrows	1,073	—	1,073	—
Convertible Bonds	2,075,240	—	2,075,240	—
Exchange-Traded Funds	3,409,668	3,409,668	—	—
Preferred Stocks	92,183	92,183	—	—
Convertible Preferred Stocks	29,748	29,748	—	—
Warrants	930	—	—	930
Short-Term Investments	13,920,567	12,635,029	1,285,538	—
Purchased Options	570,031	543,480	26,551	—
Foreign Currency Contracts(2)	92,646	—	92,646	—
Futures Contracts(2)	214,732	214,732	—	—
Swaps - Credit Default(2)	42,124	—	41,953	171
Swaps - Interest Rate(2)	29,814	—	29,814	—
Swaps - Total Return(2)	9,305	—	9,305	—

Total	$81,312,146	$23,915,756	$48,559,983	$8,836,407

Liabilities
Foreign Currency Contracts(2)	$(11,198)	$—	$(11,198)	$—
Futures Contracts(2)	(84,889)	(84,889)	—	—
Swaps - Credit Default(2)	(74,255)	—	(68,273)	(5,982)
Swaps - Total Return(2)	(17,332)	—	(17,332)	—
TBA Sale Commitments	(1,946,641)	—	(1,946,641)	—
Written Options	(193,620)	(193,620)	—	—

Total	$(2,327,935)	$(278,509)	$(2,043,444)	$(5,982)

(1)	For the year ended October 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

131

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2018

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2018:

Investments in Securities	Equity Linked Securities	Common Stock	Warrants	Credit Default Swaps	Total
Beginning balance	$7,181,411	$—	$—	$—	$7,181,411
Accrued Discounts (Premiums)	—	—	—	(266)	(266)
Realized Gain (Loss)	275,103	—	—	(1,723)	273,380
Change in Unrealized Appreciation (Depreciation)	(757,738)	—	—	1,989	(755,749)
Net Purchases	9,326,141	141,435	930	92,068	9,560,574
Net Sales	(7,331,046)	—	—	(92,068)	(7,423,114)
Net Transfers in to Level 3	—	—	—	—	—
Net Transfers out of Level 3	—	—	—	—	—

Ending balance	$8,693,871	$141,435	$930	$—	$8,836,236

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2018 was $(630,281).

The accompanying notes are an integral part of these financial statements.

132

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities

October 31, 2018

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)
Assets:
Investments in securities, at market value(1)	$956,122,932	$11,615,410,318	$617,501	$278,830	$291,714,753
Investments in affiliated investment companies, at market value	—	—	1,527,197,095	111,584,997	—
Cash	—	2,139,445	—	—	—
Cash collateral due from broker on futures contracts	—	—	—	—	595,000
Cash collateral due from broker on swap contracts	—	—	—	—	—
Cash collateral due from broker on written options contracts	—	—	—	—	425,001
Foreign currency	—	831,609	—	—	307,880
Unrealized appreciation on OTC swap contracts	—	—	—	—	758
Unrealized appreciation on foreign currency contracts	303,687	2,536,250	—	—	1,120,418
Receivables:
Investment securities sold	99,797,364	23,716,515	308,478	1,423,922	8,467,742
Fund shares sold	1,409,222	13,564,897	1,130,759	93,320	335,085
Dividends and interest	3,567,459	74,449,883	883,403	83,346	770,778
Securities lending income	8,368	53,913	—	—	4,948
Tax reclaims	240,092	2,305,630	—	—	120,681
Variation margin on futures contracts	—	1,417,763	—	—	—
Variation margin on centrally cleared swap contracts	—	—	—	—	—
OTC swap contracts premiums paid	—	—	—	—	51,985
Other assets	52,541	99,489	43,619	39,961	31,337

Total assets	1,061,501,665	11,736,525,712	1,530,180,855	113,504,376	303,946,366

Liabilities:
Unrealized depreciation on foreign currency contracts	38,679	1,327,160	—	—	760,570
Bank overdraft	—	—	—	26,836	152,784
Obligation to return securities lending collateral	13,325,260	39,731,382	—	—	12,609,582
Unrealized depreciation on OTC swap contracts	—	—	—	—	129,447
Cash collateral due to broker on swap contracts	—	—	—	—	373,331
TBA sale commitments, at market value	—	—	—	—	3,784,238
Payables:
Investment securities purchased	110,707,814	48,191,613	893,776	82,944	15,480,305
Fund shares redeemed	1,035,770	18,231,650	1,220,636	1,521,713	779,415
Investment management fees	455,840	5,387,990	—	9,913	167,158
Transfer agent fees	279,337	1,997,458	380,095	35,190	62,396
Accounting services fees	14,652	180,717	18,586	1,388	5,164
Board of Directors’ fees	4,020	50,728	6,953	525	1,253
Variation margin on centrally cleared swap contracts	—	116,069	—	—	3,668
Variation margin on futures contracts	21,303	—	—	—	236,815
Foreign taxes	—	—	—	—	—
Distribution fees	44,862	699,393	84,243	7,162	10,536
Miscellaneous	—	—	—	—	144,246
Written options	—	—	—	—	106,819
Accrued expenses	96,092	791,261	90,076	27,127	93,173
OTC swap contracts premiums received	—	—	—	—	307,259

Total liabilities	126,023,629	116,705,421	2,694,365	1,712,798	35,208,159

Net assets	$935,478,036	$11,619,820,291	$1,527,486,490	$111,791,578	$268,738,207

Summary of Net Assets:
Capital stock and paid-in-capital	$768,605,928	$10,986,661,068	$1,445,070,536	$117,217,077	$273,316,342
Distributable earnings	166,872,108	633,159,223	82,415,954	(5,425,499)	(4,578,135)

Net assets	$935,478,036	$11,619,820,291	$1,527,486,490	$111,791,578	$268,738,207

Shares authorized	1,070,000,000	2,100,000,000	1,110,000,000	560,000,000	810,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$23.62	$13.86	$9.36	$10.23	$9.88

Maximum offering price per share	$24.99	$14.67	$9.90	$10.83	$10.46

Shares outstanding	27,552,869	225,635,549	133,224,804	8,247,610	8,605,361

Net Assets	$650,812,573	$3,127,223,867	$1,246,868,561	$84,379,431	$84,981,225

Class C: Net asset value per share	$23.61	$13.65	$9.29	$10.05	$9.70

Shares outstanding	4,618,511	245,398,217	21,051,204	1,745,777	4,354,881

Net Assets	$109,059,635	$3,350,559,764	$195,590,907	$17,551,934	$42,241,634

The accompanying notes are an integral part of these financial statements.

133

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)
Class I: Net asset value per share	$23.61	$13.86	$9.37	$10.25	$9.93

Shares outstanding	2,383,424	223,084,753	6,695,367	118,686	5,006,359

Net Assets	$56,280,165	$3,092,500,291	$62,762,430	$1,216,651	$49,724,729

Class R3: Net asset value per share	$23.86	$13.90	$9.32	$10.21	$9.85

Shares outstanding	75,183	14,138,528	1,739,398	423,920	145,438

Net Assets	$1,793,907	$196,578,189	$16,208,565	$4,327,364	$1,433,037

Class R4: Net asset value per share	$23.91	$13.91	$9.33	$10.24	$10.01

Shares outstanding	111,624	8,714,365	553,273	240,369	35,986

Net Assets	$2,669,253	$121,238,809	$5,161,782	$2,460,911	$360,166

Class R5: Net asset value per share	$23.94	$13.93	$9.37	$10.28	$9.86

Shares outstanding	5,581	3,778,494	50,953	179,423	27,823

Net Assets	$133,637	$52,640,144	$477,520	$1,844,712	$274,205

Class R6: Net asset value per share	$23.95	$14.01	$—	$—	$9.95

Shares outstanding	66,211	6,243,558	—	—	929

Net Assets	$1,586,062	$87,445,254	$—	$—	$9,243

Class Y: Net asset value per share	$23.95	$14.01	$—	$—	$9.94

Shares outstanding	641,609	10,426,968	—	—	2,384,035

Net Assets	$15,366,971	$146,051,174	$—	$—	$23,702,943

Class F: Net asset value per share	$23.61	$13.87	$9.37	$10.26	$9.94

Shares outstanding	4,142,030	104,238,078	44,452	1,031	6,642,468

Net Assets	$97,775,833	$1,445,582,799	$416,725	$10,575	$66,011,025

Cost of investments	$847,158,457	$11,460,129,117	$617,501	$278,830	$300,511,698
Cost of investments in affiliated investment companies	$—	$—	$1,535,862,030	$113,095,917	$—
Cost of foreign currency	$—	$832,021	$—	$—	$343,320
Proceeds receivable of TBA sale commitments	$—	$—	$—	$—	$3,774,981
Proceeds of written option contracts	$—	$—	$—	$—	$125,153

(1) Includes Investment in securities on loan, at market value	$13,871,412	$38,461,659	$—	$—	$13,451,339

The accompanying notes are an integral part of these financial statements.

134

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Assets:
Investments in securities, at market value(1)	$314,596,923	$1,328,449	$968,201	$80,923,525
Investments in affiliated investment companies, at market value	—	603,554,308	417,284,447	—
Cash	25,835	—	—	140,904
Cash collateral due from broker on futures contracts	—	—	—	685,988
Cash collateral due from broker on swap contracts	—	—	—	1,757,000
Cash collateral due from broker on written options contracts	—	—	—	—
Foreign currency	360,254	—	—	712,923
Unrealized appreciation on OTC swap contracts	49,715	—	—	61,964
Unrealized appreciation on foreign currency contracts	124,674	—	—	92,646
Receivables:
Investment securities sold	436,989	1,377,399	1,409,766	2,580,232
Fund shares sold	204,990	195,442	25,864	73,666
Dividends and interest	442,632	63,907	158,572	424,597
Securities lending income	5,430	—	—	4,048
Tax reclaims	74,087	—	—	19,009
Variation margin on futures contracts	106,716	—	—	4,500
Variation margin on centrally cleared swap contracts	—	—	—	18,421
OTC swap contracts premiums paid	743	—	—	6,297
Other assets	144,229	41,255	40,346	—

Total assets	316,573,217	606,560,760	419,887,196	87,505,720

Liabilities:
Unrealized depreciation on foreign currency contracts	68,156	—	—	11,198
Bank overdraft	—	21,264	59,836	—
Obligation to return securities lending collateral	7,300,281	—	—	4,623,696
Unrealized depreciation on OTC swap contracts	40,743	—	—	72,533
Cash collateral due to broker on swap contracts	30,000	—	—	—
TBA sale commitments, at market value	—	—	—	1,946,641
Payables:
Investment securities purchased	9,857,558	61,708	157,043	857,099
Fund shares redeemed	80,084	1,517,875	1,446,803	51,221
Investment management fees	262,001	52,324	36,405	38,135
Transfer agent fees	31,780	225,584	124,269	10,725
Accounting services fees	4,678	7,398	5,097	1,498
Board of Directors’ fees	1,249	2,803	1,932	305
Variation margin on centrally cleared swap contracts	4,884	—	—	—
Variation margin on futures contracts	517,097	—	—	—
Foreign taxes	4,183	—	—	—
Distribution fees	1,502	32,600	22,884	2,717
Written options	10	—	—	193,620
Accrued expenses	66,669	55,645	48,515	133,644
OTC swap contracts premiums received	—	—	—	261,039

Total liabilities	18,270,875	1,977,201	1,902,784	8,204,071

Net assets	$298,302,342	$604,583,559	$417,984,412	$79,301,649

Summary of Net Assets:
Capital stock and paid-in-capital	$392,078,988	$586,269,379	$395,564,980	$96,086,125
Distributable earnings	(93,776,646)	18,314,180	22,419,432	(16,784,476)

Net assets	$298,302,342	$604,583,559	$417,984,412	$79,301,649

Shares authorized	760,000,000	560,000,000	560,000,000	610,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.00	$12.07	$11.80	$9.08

Maximum offering price per share	$9.52	$12.77	$12.49	$9.51

Shares outstanding	1,977,712	41,801,056	27,940,277	1,468,045

Net Assets	$17,793,851	$504,719,583	$329,641,151	$13,324,442

Class C: Net asset value per share	$8.78	$11.83	$11.54	$9.08

Shares outstanding	526,149	5,428,025	3,991,207	1,286,298

Net Assets	$4,622,156	$64,208,342	$46,066,906	$11,685,510

The accompanying notes are an integral part of these financial statements.

135

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2018

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Class I: Net asset value per share	$9.00	$12.02	$11.85	$9.07

Shares outstanding	3,956,870	917,957	929,476	2,290,357

Net Assets	$35,607,258	$11,032,753	$11,014,156	$20,780,437

Class R3: Net asset value per share	$9.04	$11.77	$11.60	$9.08

Shares outstanding	11,357	915,708	1,539,958	244,960

Net Assets	$102,692	$10,776,492	$17,864,628	$2,225,258

Class R4: Net asset value per share	$9.02	$12.00	$11.79	$9.08

Shares outstanding	22,954	677,330	602,807	246,768

Net Assets	$206,945	$8,129,011	$7,104,079	$2,240,607

Class R5: Net asset value per share	$9.01	$12.10	$11.85	$9.07

Shares outstanding	1,143	471,734	529,968	248,654

Net Assets	$10,300	$5,706,211	$6,282,615	$2,255,731

Class R6: Net asset value per share	$—	$—	$—	$—

Shares outstanding	—	—	—	—

Net Assets	$—	$—	$—	$—

Class Y: Net asset value per share	$9.00	$—	$—	$9.07

Shares outstanding	14,315,778	—	—	2,910,758

Net Assets	$128,897,343	$—	$—	$26,398,170

Class F: Net asset value per share	$9.00	$12.03	$11.86	$9.07

Shares outstanding	12,343,299	928	917	43,168

Net Assets	$111,061,797	$11,167	$10,877	$391,494

Cost of investments	$322,756,627	$1,328,449	$968,201	$82,964,820
Cost of investments in affiliated investment companies	$—	$597,061,161	$419,210,244	$—
Cost of foreign currency	$359,493	$—	$—	$716,918
Proceeds receivable of TBA sale commitments	$—	$—	$—	$1,941,633
Proceeds of written option contracts	$893	$—	$—	$193,746

(1) Includes Investment in securities on loan, at market value	$7,692,625	$—	$—	$4,495,335

The accompanying notes are an integral part of these financial statements.

136

Hartford Multi-Strategy Funds

Statements of Operations

For the Year Ended October 31, 2018

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)
Investment Income:
Dividends	$13,709,524	$176,512,636	$—	$—	$4,555,371
Dividends from affiliated investment companies	—	—	37,070,685	4,307,918	—
Interest	10,934,189	261,213,478	5,655	4,156	3,563,826
Securities lending	56,387	351,534	—	—	33,640
Less: Foreign tax withheld	(364,488)	(4,117,394)	—	—	(339,621)

Total investment income, net	24,335,612	433,960,254	37,076,340	4,312,074	7,813,216

Expenses:
Investment management fees	5,713,968	65,631,824	—	123,192	2,188,143
Administrative services fees
Class R3	4,753	442,095	34,310	12,716	3,557
Class R4	3,000	166,420	8,226	4,005	1,107
Class R5	144	50,282	1,911	2,010	72
Transfer agent fees
Class A	895,169	2,540,747	1,171,600	98,466	128,140
Class C	185,876	2,910,800	304,494	35,575	66,921
Class I	38,408	2,549,785	52,774	2,131	44,842
Class R3	487	9,582	2,560	1,185	342
Class R4	379	5,755	1,315	525	151
Class R5	29	2,609	380	395	9
Class R6	—	2,154	—	—	—
Class Y	7,033	63,837	—	—	12,132
Class F	230	1,331	11	—	246
Distribution fees
Class A	1,577,366	8,133,907	3,186,104	209,410	243,309
Class C	1,692,840	36,441,066	2,843,441	269,016	539,417
Class R3	11,882	1,105,237	85,775	31,790	8,893
Class R4	5,000	277,367	13,710	6,675	1,845
Custodian fees	9,236	233,288	1,654	1,635	83,704
Registration and filing fees	170,263	610,019	129,741	106,975	119,713
Accounting services fees	173,717	2,186,003	230,306	17,247	65,266
Board of Directors’ fees	27,589	353,538	46,602	3,483	8,451
Audit fees	31,774	37,578	18,320	19,245	104,789
Other expenses	202,172	1,817,534	248,702	23,051	48,465

Total expenses (before waivers and fees paid indirectly)	10,751,315	125,572,758	8,381,936	968,727	3,669,514

Expense waivers	(214)	(52,758)	—	(10,723)	(398,736)
Management fee waivers	—	—	—	—	(34,064)
Distribution fee reimbursements	(34,050)	(17,213)	(11,838)	(4,100)	(1,225)
Commission recapture	(894)	(25,311)	—	—	(446)

Total waivers and fees paid indirectly	(35,158)	(95,282)	(11,838)	(14,823)	(434,471)

Total expenses, net	10,716,157	125,477,476	8,370,098	953,904	3,235,043

Net Investment Income (Loss)	13,619,455	308,482,778	28,706,242	3,358,170	4,578,173

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from affiliated investment companies	—	—	124,460,456	1,711,609	—
Net realized gain (loss) on investments	53,507,840	430,108,357	—	—	18,241,563
Less: Foreign taxes paid on realized capital gains	—	—	—	—	(46,665)
Net realized gain (loss) on investments in affiliated investment companies	—	—	(2,545,159)	1,618,367	—
Net realized gain (loss) on purchased options contracts	—	—	—	—	2,469,402
Net realized gain (loss) on futures contracts	510,573	3,609,808	—	—	(2,417,792)
Net realized gain (loss) on written options contracts	—	—	—	—	(915,335)
Net realized gain (loss) on swap contracts	—	(497,302)	—	—	(443,406)
Net realized gain (loss) on foreign currency contracts	3,731,394	3,943,690	—	—	1,115,810
Net realized gain (loss) on other foreign currency transactions	(121,482)	39,796	—	—	(354,502)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	57,628,325	437,204,349	121,915,297	3,329,976	17,649,075

The accompanying notes are an integral part of these financial statements.

137

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2018

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$(55,646,280)	$(896,918,917)	$—	$—	$(43,209,242)
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	—	(113,266,170)	(7,400,097)	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—	—	(187,330)
Net unrealized appreciation (depreciation) of futures contracts	1,820	2,487,088	—	—	1,685,496
Net unrealized appreciation (depreciation) of written options contracts	—	—	—	—	(86,248)
Net unrealized appreciation (depreciation) of swap contracts	—	224,010	—	—	(226,638)
Net unrealized appreciation (depreciation) of foreign currency contracts	265,008	(59,825)	—	—	444,509
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(26,604)	(149,698)	—	—	(39,334)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(55,406,056)	(894,417,342)	(113,266,170)	(7,400,097)	(41,618,787)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,222,269	(457,212,993)	8,649,127	(4,070,121)	(23,969,712)

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,841,724	$(148,730,215)	$37,355,369	$(711,951)	$(19,391,539)

The accompanying notes are an integral part of these financial statements.

138

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2018

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Investment Income:
Dividends	$5,754,584	$—	$—	$1,765,672
Dividends from affiliated investment companies	—	15,487,043	13,611,568	—
Interest	2,705,328	29,223	18,044	1,969,651
Securities lending	46,576	—	—	29,913
Less: Foreign tax withheld	(388,087)	—	—	(47,942)

Total investment income, net	8,118,401	15,516,266	13,629,612	3,717,294

Expenses:
Investment management fees	2,994,953	658,470	458,256	413,198
Administrative services fees
Class R3	206	22,993	42,034	4,494
Class R4	626	14,668	11,168	3,393
Class R5	62	6,014	6,437	2,277
Transfer agent fees
Class A	34,185	692,949	374,961	7,206
Class C	11,047	198,098	112,222	8,426
Class I	17,118	9,986	9,103	14,319
Class R3	20	1,632	1,800	441
Class R4	88	1,150	1,096	444
Class R5	7	822	890	447
Class R6	—	—	—	—
Class Y	56,420	—	—	850
Class F	88	—	—	11
Distribution fees
Class A	44,878	1,237,755	806,838	31,703
Class C	56,744	1,328,713	905,385	90,456
Class R3	516	57,484	105,085	11,236
Class R4	1,043	24,446	18,614	5,655
Custodian fees	55,463	1,725	1,665	30,356
Registration and filing fees	110,223	114,264	112,298	111,466
Accounting services fees	53,543	93,353	64,156	15,898
Board of Directors’ fees	8,333	18,976	12,998	2,028
Audit fees	63,531	18,854	22,547	54,022
Other expenses	33,852	95,046	62,753	16,741

Total expenses (before waivers and fees paid indirectly)	3,542,946	4,597,398	3,130,306	825,067

Expense waivers	(235,254)	—	—	(205,238)
Management fee waivers	(481,400)	—	—	—
Distribution fee reimbursements	(183)	(23,722)	(16,798)	(55,925)
Commission recapture	(1,531)	—	—	—

Total waivers and fees paid indirectly	(718,368)	(23,722)	(16,798)	(261,163)

Total expenses, net	2,824,578	4,573,676	3,113,508	563,904

Net Investment Income (Loss)	5,293,823	10,942,590	10,516,104	3,153,390

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from affiliated investment companies	—	22,348,892	11,166,475	—
Net realized gain (loss) on investments	20,225,725	—	—	1,421,576
Less: Foreign taxes paid on realized capital gains	(3,818)	—	—	(2,196)
Net realized gain (loss) on investments in affiliated investment companies	—	27,182,696	13,830,841	—
Net realized gain (loss) on purchased options contracts	(202,671)	—	—	(201,181)
Net realized gain (loss) on futures contracts	(225,677)	—	—	(921,979)
Net realized gain (loss) on written options contracts	24,571	—	—	384,002
Net realized gain (loss) on swap contracts	(887,479)	—	—	208,670
Net realized gain (loss) on foreign currency contracts	(286,683)	—	—	530,080
Net realized gain (loss) on other foreign currency transactions	(91,663)	—	—	4,607

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	18,552,305	49,531,588	24,997,316	1,423,579

The accompanying notes are an integral part of these financial statements.

139

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2018

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$(26,256,893)	$—	$—	$(4,587,231)
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	(56,433,933)	(36,141,121)	—
Net unrealized appreciation (depreciation) of purchased options contracts	171,318	—	—	79,349
Net unrealized appreciation (depreciation) of futures contracts	(553,242)	—	—	562,556
Net unrealized appreciation (depreciation) of written options contracts	907	—	—	(10,234)
Net unrealized appreciation (depreciation) of swap contracts	13,950	—	—	5,251
Net unrealized appreciation (depreciation) of foreign currency contracts	86,073	—	—	3,802
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	2,889	—	—	(6,583)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(26,534,998)	(56,433,933)	(36,141,121)	(3,953,090)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(7,982,693)	(6,902,345)	(11,143,805)	(2,529,511)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,688,870)	$4,040,245	$(627,701)	$623,879

The accompanying notes are an integral part of these financial statements.

140

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets

	The Hartford Balanced Fund		The Hartford Balanced Income Fund		The Hartford Checks and Balances Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$13,619,455	$11,006,399	$308,482,778	$260,056,066	$28,706,242	$22,937,257
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	57,628,325	54,675,404	437,204,349	350,572,008	121,915,297	209,613,206
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(55,406,056)	53,057,343	(894,417,342)	492,753,838	(113,266,170)	16,296,777

Net Increase (Decrease) in Net Assets Resulting from Operations	15,841,724	118,739,146	(148,730,215)	1,103,381,912	37,355,369	248,847,240

Distributions to Shareholders:(1)	—	—	—	—	—	—
Class A	(8,284,065)	(7,614,132)	(176,853,791)	(112,587,848)	(167,742,739)	(111,166,883)
Class B	—	(951)	—	(133,075)	—	(2,030,520)
Class C	(1,029,263)	(891,204)	(173,859,546)	(98,204,047)	(36,308,346)	(23,569,607)
Class I	(899,977)	(1,006,225)	(193,112,284)	(118,526,531)	(7,811,537)	(3,584,394)
Class R3	(24,369)	(26,626)	(11,274,621)	(6,312,473)	(2,248,772)	(1,175,227)
Class R4	(25,185)	(15,746)	(5,881,961)	(3,710,478)	(699,776)	(364,071)
Class R5	(2,273)	(2,541)	(2,693,171)	(1,465,598)	(347,066)	(384,678)
Class R6	(6,811)	—	(4,021,864)	(690,108)	—	—
Class Y	(256,379)	(151,905)	(7,390,449)	(3,670,348)	—	—
Class F	(1,575,703)	(250,092)	(74,006,981)	(7,259,039)	(150,979)	(5,165)

Total distributions	(12,104,025)	(9,959,422)	(649,094,668)	(352,559,545)	(215,309,215)	(142,280,545)

Capital Share Transactions:
Sold	217,511,383	255,260,189	2,963,749,861	5,532,140,891	179,589,822	165,169,794
Issued on reinvestment of distributions	11,800,751	9,641,127	599,462,355	323,516,298	213,286,440	140,746,150
Redeemed	(233,163,934)	(245,295,089)	(3,111,744,570)	(3,593,585,698)	(403,808,104)	(499,782,544)

Net increase (decrease) from capital share transactions	(3,851,800)	19,606,227	451,467,646	2,262,071,491	(10,931,842)	(193,866,600)

Net Increase (Decrease) in Net Assets	(114,101)	128,385,951	(346,357,237)	3,012,893,858	(188,885,688)	(87,299,905)

Net Assets:
Beginning of period	935,592,137	807,206,186	11,966,177,528	8,953,283,670	1,716,372,178	1,803,672,083

End of period	$935,478,036	$935,592,137	$11,619,820,291	$11,966,177,528	$1,527,486,490	$1,716,372,178

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

141

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Conservative Allocation Fund		The Hartford Global All-Asset Fund (consolidated)		The Hartford Global Real Asset Fund (consolidated)
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$3,358,170	$1,437,403	$4,578,173	$3,542,801	$5,293,823	$4,642,633
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	3,329,976	6,297,871	17,649,075	20,863,281	18,552,305	11,298,106
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(7,400,097)	4,368,049	(41,618,787)	23,352,718	(26,534,998)	10,408,329

Net Increase (Decrease) in Net Assets Resulting from Operations	(711,951)	12,103,323	(19,391,539)	47,758,800	(2,688,870)	26,349,068

Distributions to Shareholders:(1)	—	—	—	—	—	—
Class A	(2,551,364)	(1,204,620)	(12,561,307)	(1,854,988)	(542,904)	(85,707)
Class B	—	—	—	—	—	—
Class C	(550,230)	(160,816)	(6,706,368)	(532,959)	(141,439)	—
Class I	(56,095)	(21,644)	(6,010,143)	(887,391)	(874,685)	(186,369)
Class R3	(189,259)	(98,281)	(238,211)	(25,727)	(2,363)	(326)
Class R4	(85,069)	(30,660)	(169,983)	(18,947)	(13,287)	(2,002)
Class R5	(64,019)	(38,830)	(1,551)	(228)	(2,404)	(392)
Class R6	—	—	—	—	—	—
Class Y	—	—	(3,723,052)	(1,800,779)	(4,489,650)	(1,933,820)
Class F	(351)	—	(7,894,617)	—	(3,953,204)	—

Total distributions	(3,496,387)	(1,554,851)	(37,305,232)	(5,121,019)	(10,019,936)	(2,208,616)

Capital Share Transactions:
Sold	25,420,257	22,242,959	51,878,081	90,402,058	60,494,351	261,541,661
Issued on reinvestment of distributions	3,420,674	1,521,051	33,187,766	4,564,892	9,587,440	2,113,636
Redeemed	(40,175,727)	(49,530,339)	(72,608,236)	(156,481,715)	(48,698,993)	(262,819,143)

Net increase (decrease) from capital share transactions	(11,334,796)	(25,766,329)	12,457,611	(61,514,765)	21,382,798	836,154

Net Increase (Decrease) in Net Assets	(15,543,134)	(15,217,857)	(44,239,160)	(18,876,984)	8,673,992	24,976,606

Net Assets:
Beginning of period	127,334,712	142,552,569	312,977,367	331,854,351	289,628,350	264,651,744

End of period	$111,791,578	$127,334,712	$268,738,207	$312,977,367	$298,302,342	$289,628,350

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

142

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Growth Allocation Fund		Hartford Moderate Allocation Fund		Hartford Multi-Asset Income Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Operations:
Net investment income (loss)	$10,942,590	$3,238,502	$10,516,104	$3,558,718	$3,153,390	$2,855,841
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	49,531,588	64,320,805	24,997,316	33,464,921	1,423,579	318,623
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(56,433,933)	55,127,641	(36,141,121)	31,140,975	(3,953,090)	2,614,297

Net Increase (Decrease) in Net Assets Resulting from Operations	4,040,245	122,686,948	(627,701)	68,164,614	623,879	5,788,761

Distributions to Shareholders:(1)	—	—	—	—	—	—
Class A	(11,718,427)	(2,159,813)	(15,893,623)	(3,247,300)	(686,462)	(428,371)
Class B	—	—	—	—	—	—
Class C	(2,249,137)	—	(3,950,538)	(169,122)	(419,225)	(192,115)
Class I	(300,459)	(57,320)	(455,314)	(95,654)	(914,277)	(562,058)
Class R3	(234,717)	(13,223)	(1,003,505)	(139,506)	(120,685)	(82,400)
Class R4	(246,007)	(52,512)	(365,426)	(68,158)	(122,877)	(85,986)
Class R5	(144,172)	(38,687)	(322,847)	(81,472)	(126,157)	(90,017)
Class R6	—	—	—	—	—	—
Class Y	—	—	—	—	(1,487,370)	(1,310,046)
Class F	(306)	—	(565)	—	(23,343)	(7,485)

Total distributions	(14,893,225)	(2,321,555)	(21,991,818)	(3,801,212)	(3,900,396)	(2,758,478)

Capital Share Transactions:
Sold	96,116,382	47,456,569	68,809,350	33,703,969	26,744,234	11,918,392
Issued on reinvestment of distributions	14,636,515	2,285,692	21,643,392	3,737,369	3,841,722	2,727,999
Redeemed	(177,940,737)	(193,328,384)	(125,573,877)	(139,793,975)	(12,806,680)	(24,887,322)

Net increase (decrease) from capital share transactions	(67,187,840)	(143,586,123)	(35,121,135)	(102,352,637)	17,779,276	(10,240,931)

Net Increase (Decrease) in Net Assets	(78,040,820)	(23,220,730)	(57,740,654)	(37,989,235)	14,502,759	(7,210,648)

Net Assets:
Beginning of period	682,624,379	705,845,109	475,725,066	513,714,301	64,798,890	72,009,538

End of period	$604,583,559	$682,624,379	$417,984,412	$475,725,066	$79,301,649	$64,798,890

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within the Funds’ Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

143

Hartford Multi-Strategy Funds

Financial Highlights

	— Selected Per-Share Data(1)(2) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
The Hartford Balanced Fund
For the Year Ended October 31, 2018
A	$23.53	$0.36	$0.05		$0.41	$(0.32)	$—	$—	$(0.32)	$23.62	1.76%		$650,813	1.05%	1.04%		1.48%	65%
C	23.53	0.19	0.04		0.23	(0.15)	—	—	(0.15)	23.61	0.99		109,060	1.77	1.76		0.77	65
I	23.53	0.43	0.05		0.48	(0.40)	—	—	(0.40)	23.61	2.05		56,280	0.73	0.73		1.79	65
R3	23.77	0.29	0.05		0.34	(0.25)	—	—	(0.25)	23.86	1.45		1,794	1.38	1.33		1.19	65
R4	23.82	0.36	0.05		0.41	(0.32)	—	—	(0.32)	23.91	1.73		2,669	1.07	1.06		1.44	65
R5	23.85	0.43	0.05		0.48	(0.39)	—	—	(0.39)	23.94	2.03		134	0.78	0.76		1.75	65
R6(6)	24.62	0.27	(0.62	)(7)	(0.35)	(0.32)	—	—	(0.32)	23.95	(1.40	)(8)	1,586	0.63 (9)	0.63	(9)	1.65 (9)	65
Y	23.86	0.45	0.05		0.50	(0.41)	—	—	(0.41)	23.95	2.10		15,367	0.70	0.70		1.82	65
F	23.52	0.45	0.06		0.51	(0.42)	—	—	(0.42)	23.61	2.12		97,776	0.65	0.65		1.87	65

For the Year Ended October 31, 2017
A	$20.76	$0.31	$2.74		$3.05	$(0.28)	$—	$—	$(0.28)	$23.53	14.76%		$628,048	1.11%	1.10%		1.37%	34%
C	20.76	0.15	2.74		2.89	(0.12)	—	—	(0.12)	23.53	13.95		168,686	1.82	1.81		0.67	34
I	20.76	0.36	2.74		3.10	(0.33)	—	—	(0.33)	23.53	15.02		52,216	0.88	0.88		1.61	34
R3	20.97	0.25	2.76		3.01	(0.21)	—	—	(0.21)	23.77	14.40		2,412	1.45	1.40		1.11	34
R4	21.02	0.30	2.78		3.08	(0.28)	—	—	(0.28)	23.82	14.75		1,464	1.15	1.10		1.32	34
R5	21.04	0.38	2.77		3.15	(0.34)	—	—	(0.34)	23.85	15.09		139	0.87	0.80		1.71	34
Y	21.05	0.38	2.79		3.17	(0.36)	—	—	(0.36)	23.86	15.16		12,753	0.75	0.75		1.68	34
F(10)	22.21	0.20	1.39		1.59	(0.28)	—	—	(0.28)	23.52	7.23	(8)	69,874	0.72 (9)	0.72	(9)	1.25 (9)	34

For the Year Ended October 31, 2016
A	$20.87	$0.30	$(0.01	)(7)	$0.29	$(0.40)	$—	$—	$(0.40)	$20.76	1.43%		$601,415	1.15%	1.15	%(11)	1.43%	26%
B	20.78	0.12	(0.02	)(7)	0.10	(0.20)	—	—	(0.20)	20.68	0.50		2,228	2.39	2.05	(11)	0.59	26
C	20.87	0.15	—	(12)	0.15	(0.26)	—	—	(0.26)	20.76	0.74		161,160	1.85	1.85	(11)	0.73	26
I	20.86	0.33	0.04		0.37	(0.47)	—	—	(0.47)	20.76	1.80		31,260	0.85	0.85	(11)	1.59	26
R3	21.09	0.24	0.01		0.25	(0.37)	—	—	(0.37)	20.97	1.18		3,174	1.47	1.41	(11)	1.13	26
R4	21.13	0.31	—	(12)	0.31	(0.42)	—	—	(0.42)	21.02	1.47		683	1.18	1.11	(11)	1.47	26
R5	21.14	0.36	0.02		0.38	(0.48)	—	—	(0.48)	21.04	1.81		242	0.88	0.81	(11)	1.74	26
Y	21.15	0.39	—	(12)	0.39	(0.49)	—	—	(0.49)	21.05	1.87		7,044	0.75	0.75	(11)	1.87	26

For the Year Ended October 31, 2015
A	$20.54	$0.25	$0.33		$0.58	$(0.25)	$—	$—	$(0.25)	$20.87	2.84%		$607,698	1.15%	1.15%		1.20%	22%
B	20.42	0.07	0.33		0.40	(0.04)	—	—	(0.04)	20.78	1.98		5,246	2.27	1.99		0.35	22
C	20.54	0.11	0.33		0.44	(0.11)	—	—	(0.11)	20.87	2.15		153,455	1.84	1.84		0.52	22
I(13)	21.08	0.19	(0.24)		(0.05)	(0.17)	—	—	(0.17)	20.86	(0.19	)(8)	7,436	0.86 (9)	0.86	(9)	1.59 (9)	22
R3	20.75	0.20	0.34		0.54	(0.20)	—	—	(0.20)	21.09	2.62		1,361	1.49	1.40		0.97	22
R4	20.78	0.26	0.34		0.60	(0.25)	—	—	(0.25)	21.13	2.90		594	1.16	1.10		1.25	22
R5	20.80	0.33	0.33		0.66	(0.32)	—	—	(0.32)	21.14	3.19		164	0.87	0.80		1.56	22
Y	20.82	0.35	0.31		0.66	(0.33)	—	—	(0.33)	21.15	3.22		7,600	0.74	0.74		1.65	22

For the Year Ended October 31, 2014
A	$18.62	$0.23	$1.92		$2.15	$(0.23)	$—	$—	$(0.23)	$20.54	11.60%		$585,217	1.17%	1.17%		1.17%	39%
B	18.50	0.06	1.91		1.97	(0.05)	—	—	(0.05)	20.42	10.64		8,635	2.27	2.04		0.33	39
C	18.63	0.09	1.92		2.01	(0.10)	—	—	(0.10)	20.54	10.82		126,773	1.86	1.86		0.47	39
R3	18.81	0.18	1.94		2.12	(0.18)	—	—	(0.18)	20.75	11.32		593	1.50	1.40		0.93	39
R4	18.83	0.24	1.95		2.19	(0.24)	—	—	(0.24)	20.78	11.67		786	1.16	1.10		1.22	39
R5	18.85	0.30	1.95		2.25	(0.30)	—	—	(0.30)	20.80	12.02		157	0.86	0.80		1.53	39
Y	18.87	0.32	1.95		2.27	(0.32)	—	—	(0.32)	20.82	12.08		2,147	0.74	0.74		1.59	39

The accompanying notes are an integral part of these financial statements.

144

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
The Hartford Balanced Income Fund
For the Year Ended October 31, 2018
A	$14.80	$0.38	$(0.53)	$(0.15)	$(0.36)	$(0.43)	$—	$(0.79)	$13.86	(1.14)%	$3,127,224	0.91%	0.91%		2.64%	48%
C	14.59	0.27	(0.52)	(0.25)	(0.26)	(0.43)	—	(0.69)	13.65	(1.90)	3,350,560	1.66	1.66		1.89	48
I	14.80	0.42	(0.53)	(0.11)	(0.40)	(0.43)	—	(0.83)	13.86	(0.89)	3,092,500	0.65	0.65		2.89	48
R3	14.84	0.33	(0.53)	(0.20)	(0.31)	(0.43)	—	(0.74)	13.90	(1.49)	196,578	1.28	1.27		2.28	48
R4	14.85	0.37	(0.53)	(0.16)	(0.35)	(0.43)	—	(0.78)	13.91	(1.19)	121,239	0.98	0.97		2.57	48
R5	14.87	0.41	(0.53)	(0.12)	(0.39)	(0.43)	—	(0.82)	13.93	(0.91)	52,640	0.68	0.68		2.86	48
R6	14.94	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	14.01	(0.74)	87,445	0.58	0.58		2.95	48
Y	14.94	0.42	(0.52)	(0.10)	(0.40)	(0.43)	—	(0.83)	14.01	(0.79)	146,051	0.63	0.63		2.92	48
F	14.80	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	13.87	(0.75)	1,445,583	0.58	0.58		2.96	48

For the Year Ended October 31, 2017
A	$13.80	$0.37	$1.14	$1.51	$(0.36)	$(0.15)	$—	$(0.51)	$14.80	11.16%	$3,297,181	0.92%	0.92%		2.63%	39%
C	13.61	0.26	1.12	1.38	(0.25)	(0.15)	—	(0.40)	14.59	10.37	3,657,126	1.66	1.66		1.89	39
I	13.80	0.41	1.13	1.54	(0.39)	(0.15)	—	(0.54)	14.80	11.41	3,351,891	0.69	0.69		2.86	39
R3	13.84	0.33	1.13	1.46	(0.31)	(0.15)	—	(0.46)	14.84	10.79	222,526	1.30	1.24		2.30	39
R4	13.85	0.37	1.13	1.50	(0.35)	(0.15)	—	(0.50)	14.85	11.10	109,315	1.00	0.94		2.61	39
R5	13.86	0.41	1.14	1.55	(0.39)	(0.15)	—	(0.54)	14.87	11.44	45,300	0.70	0.69		2.85	39
R6	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.48	31,234	0.60	0.60		2.89	39
Y	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.46	124,655	0.62	0.62		2.91	39
F(10)	14.20	0.24	0.66	0.90	(0.30)	—	—	(0.30)	14.80	6.41 (8)	1,126,948	0.60 (9)	0.60	(9)	2.47 (9)	39

For the Year Ended October 31, 2016
A	$13.41	$0.37	$0.57	$0.94	$(0.33)	$(0.22)	$—	$(0.55)	$13.80	7.29%	$3,076,342	0.96%	0.96	%(14)	2.73%	36%
B	13.37	0.37	0.57	0.94	(0.32)	(0.22)	—	(0.54)	13.77	7.30	6,529	1.08	1.00	(14)	2.74	36
C	13.24	0.26	0.57	0.83	(0.24)	(0.22)	—	(0.46)	13.61	6.48	3,171,408	1.69	1.69	(14)	1.99	36
I	13.41	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.80	7.57	2,290,723	0.70	0.70	(14)	2.95	36
R3	13.45	0.33	0.58	0.91	(0.30)	(0.22)	—	(0.52)	13.84	6.98	174,319	1.32	1.25	(14)	2.43	36
R4	13.45	0.37	0.59	0.96	(0.34)	(0.22)	—	(0.56)	13.85	7.36	106,451	1.02	0.95	(14)	2.71	36
R5	13.47	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.86	7.53	31,698	0.72	0.70	(14)	2.97	36
R6	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	9,636	0.62	0.62	(14)	3.04	36
Y	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	86,177	0.62	0.62	(14)	3.00	36

For the Year Ended October 31, 2015
A	$13.72	$0.33	$(0.10)	$0.23	$(0.33)	$(0.21)	$—	$(0.54)	$13.41	1.77%	$2,635,923	0.95%	0.95%		2.48%	39%
B	13.69	0.35	(0.14)	0.21	(0.32)	(0.21)	—	(0.53)	13.37	1.63	12,811	1.06	0.99		2.56	39
C	13.56	0.25	(0.12)	0.13	(0.24)	(0.21)	—	(0.45)	13.24	1.01	2,414,291	1.69	1.69		1.84	39
I	13.72	0.38	(0.11)	0.27	(0.37)	(0.21)	—	(0.58)	13.41	2.04	1,274,683	0.69	0.69		2.85	39
R3	13.77	0.31	(0.13)	0.18	(0.29)	(0.21)	—	(0.50)	13.45	1.40	127,608	1.31	1.24		2.30	39
R4	13.77	0.35	(0.13)	0.22	(0.33)	(0.21)	—	(0.54)	13.45	1.70	66,468	1.01	0.94		2.60	39
R5	13.78	0.38	(0.11)	0.27	(0.37)	(0.21)	—	(0.58)	13.47	2.03	22,907	0.71	0.69		2.84	39
R6(2)	13.90	0.33	(0.12)	0.21	(0.37)	(0.21)	—	(0.58)	13.53	1.65 (8)	6,072	0.67 (9)	0.64	(9)	2.50 (9)	39
Y	13.84	0.40	(0.12)	0.28	(0.38)	(0.21)	—	(0.59)	13.53	2.10	32,808	0.61	0.61		2.92	39

For the Year Ended October 31, 2014
A	$13.05	$0.34	$0.83	$1.17	$(0.32)	$(0.18)	$—	$(0.50)	$13.72	9.19%	$2,317,429	0.97%	0.97%		2.56%	40%
B	13.01	0.34	0.84	1.18	(0.32)	(0.18)	—	(0.50)	13.69	9.25	18,846	1.07	0.99		2.56	40
C	12.91	0.24	0.82	1.06	(0.23)	(0.18)	—	(0.41)	13.56	8.39	1,884,930	1.70	1.70		1.81	40
I	13.05	0.38	0.83	1.21	(0.36)	(0.18)	—	(0.54)	13.72	9.47	1,031,554	0.70	0.70		2.80	40
R3	13.10	0.30	0.84	1.14	(0.29)	(0.18)	—	(0.47)	13.77	8.90	106,894	1.32	1.24		2.26	40
R4	13.10	0.35	0.83	1.18	(0.33)	(0.18)	—	(0.51)	13.77	9.19	54,196	1.02	0.94		2.58	40
R5	13.11	0.38	0.83	1.21	(0.36)	(0.18)	—	(0.54)	13.78	9.44	13,069	0.73	0.69		2.83	40
Y	13.16	0.39	0.84	1.23	(0.37)	(0.18)	—	(0.55)	13.84	9.55	24,484	0.62	0.62		2.89	40

The accompanying notes are an integral part of these financial statements.

145

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
The Hartford Checks and Balances Fund
For the Year Ended October 31, 2018
A	$10.45	$0.18	$0.05	$0.23	$(0.37)	$(0.95)	$—	$(1.32)	$9.36	2.17%	$1,246,869	0.38%	0.38%	1.87%	28%
C	10.38	0.11	0.05	0.16	(0.30)	(0.95)	—	(1.25)	9.29	1.39	195,591	1.15	1.15	1.12	28
I	10.47	0.20	0.05	0.25	(0.40)	(0.95)	—	(1.35)	9.37	2.33	62,762	0.13	0.13	2.10	28
R3	10.41	0.15	0.05	0.20	(0.34)	(0.95)	—	(1.29)	9.32	1.80	16,209	0.76	0.75	1.51	28
R4	10.42	0.17	0.06	0.23	(0.37)	(0.95)	—	(1.32)	9.33	2.10	5,162	0.47	0.47	1.77	28
R5	10.47	0.21	0.03	0.24	(0.39)	(0.95)	—	(1.34)	9.37	2.29	478	0.16	0.16	2.18	28
F	10.46	0.19	0.08	0.27	(0.41)	(0.95)	—	(1.36)	9.37	2.51	417	0.04	0.04	1.96	28

For the Year Ended October 31, 2017
A	$9.85	$0.14	$1.28	$1.42	$(0.13)	$(0.69)	$—	$(0.82)	$10.45	15.27%	$1,326,959	0.38%	0.38%	1.44%	3%
C	9.78	0.07	1.27	1.34	(0.05)	(0.69)	—	(0.74)	10.38	14.46	303,378	1.13	1.13	0.70	3
I	9.86	0.16	1.29	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.63	58,494	0.16	0.16	1.63	3
R3	9.81	0.10	1.28	1.38	(0.09)	(0.69)	—	(0.78)	10.41	14.89	18,645	0.75	0.75	1.04	3
R4	9.82	0.13	1.28	1.41	(0.12)	(0.69)	—	(0.81)	10.42	15.24	5,372	0.45	0.45	1.35	3
R5	9.86	0.20	1.25	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.66	2,082	0.14	0.14	1.99	3
F(10)	9.86	0.11	0.60	0.71	(0.11)	—	—	(0.11)	10.46	7.27 (8)	1,441	0.04 (9)	0.04 (9)	1.57 (9)	3

For the Year Ended October 31, 2016
A	$10.81	$0.14	$0.11	$0.25	$(0.19)	$(1.02)	$—	$(1.21)	$9.85	2.78%	$1,386,748	0.41%	0.41%	1.46%	8%
B	10.76	0.07	0.09	0.16	(0.09)	(1.02)	—	(1.11)	9.81	1.93	32,027	1.21	1.21	0.72	8
C	10.75	0.07	0.09	0.16	(0.11)	(1.02)	—	(1.13)	9.78	1.94	321,436	1.16	1.16	0.71	8
I	10.83	0.17	0.09	0.26	(0.21)	(1.02)	—	(1.23)	9.86	2.97	39,557	0.19	0.19	1.69	8
R3	10.78	0.10	0.10	0.20	(0.15)	(1.02)	—	(1.17)	9.81	2.35	14,554	0.77	0.77	1.05	8
R4	10.79	0.13	0.10	0.23	(0.18)	(1.02)	—	(1.20)	9.82	2.64	4,457	0.47	0.47	1.38	8
R5	10.82	0.16	0.11	0.27	(0.21)	(1.02)	—	(1.23)	9.86	3.04	4,893	0.16	0.16	1.69	8

For the Year Ended October 31, 2015
A	$11.89	$0.14	$0.11	$0.25	$(0.43)	$(0.90)	$—	$(1.33)	$10.81	2.38%	$1,443,659	0.39%	0.39%	1.26%	7%
B	11.83	0.07	0.10	0.17	(0.34)	(0.90)	—	(1.24)	10.76	1.64	87,066	1.20	1.20	0.64	7
C	11.83	0.05	0.12	0.17	(0.35)	(0.90)	—	(1.25)	10.75	1.64	351,257	1.14	1.14	0.47	7
I	11.90	0.21	0.07	0.28	(0.45)	(0.90)	—	(1.35)	10.83	2.64	36,770	0.16	0.16	1.93	7
R3	11.86	0.08	0.13	0.21	(0.39)	(0.90)	—	(1.29)	10.78	2.03	13,247	0.75	0.75	0.73	7
R4	11.87	0.12	0.13	0.25	(0.43)	(0.90)	—	(1.33)	10.79	2.33	4,652	0.45	0.45	1.13	7
R5	11.90	0.15	0.13	0.28	(0.46)	(0.90)	—	(1.36)	10.82	2.65	5,150	0.14	0.14	1.37	7

For the Year Ended October 31, 2014
A	$11.75	$0.14	$1.07	$1.21	$(0.21)	$(0.86)	$—	$(1.07)	$11.89	11.07%	$1,404,632	0.39%	0.39%	1.25%	15%
B	11.64	0.05	1.05	1.10	(0.05)	(0.86)	—	(0.91)	11.83	10.09	108,791	1.19	1.19	0.46	15
C	11.65	0.06	1.04	1.10	(0.06)	(0.86)	—	(0.92)	11.83	10.17	334,810	1.14	1.14	0.50	15
I	11.78	0.18	1.06	1.24	(0.26)	(0.86)	—	(1.12)	11.90	11.35	34,269	0.14	0.14	1.53	15
R3	11.69	0.10	1.06	1.16	(0.13)	(0.86)	—	(0.99)	11.86	10.70	10,635	0.75	0.75	0.88	15
R4	11.73	0.13	1.07	1.20	(0.20)	(0.86)	—	(1.06)	11.87	11.06	3,932	0.45	0.45	1.14	15
R5	11.78	0.17	1.07	1.24	(0.26)	(0.86)	—	(1.12)	11.90	11.34	163	0.15	0.15	1.48	15

The Hartford Conservative Allocation Fund
For the Year Ended October 31, 2018
A	$10.60	$0.31	$(0.37)	$(0.06)	$(0.31)	$—	$—	$(0.31)	$10.23	(0.59)%	$84,379	0.61%	0.60%	2.91%	32%
C	10.41	0.21	(0.35)	(0.14)	(0.22)	—	—	(0.22)	10.05	(1.38)	17,552	1.37	1.36	2.04	32
I	10.63	0.35	(0.38)	(0.03)	(0.35)	—	—	(0.35)	10.25	(0.39)	1,217	0.38	0.36	3.38	32
R3	10.57	0.29	(0.37)	(0.08)	(0.28)	—	—	(0.28)	10.21	(0.80)	4,327	0.96	0.86	2.80	32
R4	10.61	0.31	(0.36)	(0.05)	(0.32)	—	—	(0.32)	10.24	(0.51)	2,461	0.66	0.56	3.00	32
R5	10.66	0.33	(0.36)	(0.03)	(0.35)	—	—	(0.35)	10.28	(0.32)	1,845	0.36	0.26	3.13	32
F	10.63	0.34	(0.36)	(0.02)	(0.35)	—	—	(0.35)	10.26	(0.23)	11	0.24	0.24	3.19	32

The accompanying notes are an integral part of these financial statements.

146

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
The Hartford Conservative Allocation Fund — (continued)
For the Year Ended October 31, 2017
A	$9.81	$0.13	$0.79	$0.92	$(0.13)	$—	$—	$(0.13)	$10.60	9.51%		$86,987	0.58%	0.55%	1.24%	17	%(15)
C	9.62	0.05	0.79	0.84	(0.05)	—	—	(0.05)	10.41	8.80		26,424	1.33	1.30	0.49	17
I	9.83	0.15	0.81	0.96	(0.16)	—	—	(0.16)	10.63	9.92		1,835	0.29	0.27	1.47	17
R3	9.79	0.10	0.79	0.89	(0.11)	—	—	(0.11)	10.57	9.21		7,135	0.94	0.80	1.02	17
R4	9.82	0.13	0.80	0.93	(0.14)	—	—	(0.14)	10.61	9.57		2,693	0.64	0.50	1.25	17
R5	9.86	0.16	0.81	0.97	(0.17)	—	—	(0.17)	10.66	9.99		2,251	0.34	0.20	1.58	17
F(10)	10.03	0.08	0.52	0.60	—	—	—	—	10.63	5.98	(8)	11	0.23 (9)	0.20 (9)	1.22 (9)	17

For the Year Ended October 31, 2016
A	$9.85	$0.09	$0.02	$0.11	$(0.03)	$(0.12)	$—	$(0.15)	$9.81	1.26%		$95,802	0.60%	0.54%	0.90%	80%
B	9.73	0.02	0.02	0.04	(0.02)	(0.12)	—	(0.14)	9.63	0.44		1,416	1.49	1.29	0.16	80
C	9.73	0.01	0.01	0.02	(0.01)	(0.12)	—	(0.13)	9.62	0.34		31,115	1.34	1.29	0.15	80
I	9.86	0.11	0.02	0.13	(0.04)	(0.12)	—	(0.16)	9.83	1.45		1,087	0.32	0.27	1.18	80
R3	9.85	0.06	0.03	0.09	(0.03)	(0.12)	—	(0.15)	9.79	0.99		8,561	0.94	0.79	0.64	80
R4	9.86	0.09	0.03	0.12	(0.04)	(0.12)	—	(0.16)	9.82	1.28		2,340	0.64	0.49	0.94	80
R5	9.88	0.12	0.02	0.14	(0.04)	(0.12)	—	(0.16)	9.86	1.56		2,231	0.34	0.19	1.25	80

For the Year Ended October 31, 2015
A	$10.78	$0.10	$(0.42)	$(0.32)	$(0.15)	$(0.46)	$—	$(0.61)	$9.85	(3.01)%		$108,907	0.60%	0.60%	0.98%	15%
B	10.72	0.04	(0.44)	(0.40)	(0.13)	(0.46)	—	(0.59)	9.73	(3.83)		3,371	1.47	1.41	0.41	15
C	10.71	0.02	(0.41)	(0.39)	(0.13)	(0.46)	—	(0.59)	9.73	(3.70)		37,732	1.34	1.34	0.22	15
I	10.77	0.16	(0.45)	(0.29)	(0.16)	(0.46)	—	(0.62)	9.86	(2.74)		1,064	0.31	0.31	1.53	15
R3	10.81	0.07	(0.43)	(0.36)	(0.14)	(0.46)	—	(0.60)	9.85	(3.36)		8,256	0.94	0.91	0.72	15
R4	10.79	0.10	(0.42)	(0.32)	(0.15)	(0.46)	—	(0.61)	9.86	(3.02)		2,461	0.65	0.61	0.94	15
R5	10.79	0.14	(0.43)	(0.29)	(0.16)	(0.46)	—	(0.62)	9.88	(2.73)		2,504	0.34	0.31	1.37	15

For the Year Ended October 31, 2014
A	$11.05	$0.07	$0.09	$0.16	$(0.09)	$(0.34)	$—	$(0.43)	$10.78	1.50%		$134,286	0.59%	0.59%	0.64%	27%
B	10.99	(0.01)	0.08	0.07	—	(0.34)	—	(0.34)	10.72	0.71		6,872	1.43	1.40	(0.13)	27
C	10.98	(0.01)	0.08	0.07	—	(0.34)	—	(0.34)	10.71	0.71		46,745	1.34	1.34	(0.09)	27
I	11.06	0.10	0.08	0.18	(0.13)	(0.34)	—	(0.47)	10.77	1.76		1,829	0.32	0.32	0.91	27
R3	11.06	0.03	0.09	0.12	(0.03)	(0.34)	—	(0.37)	10.81	1.17		10,141	0.94	0.90	0.31	27
R4	11.04	0.07	0.08	0.15	(0.06)	(0.34)	—	(0.40)	10.79	1.45		4,806	0.64	0.60	0.65	27
R5	11.08	0.10	0.08	0.18	(0.13)	(0.34)	—	(0.47)	10.79	1.74		3,585	0.34	0.30	0.92	27

The Hartford Global All-Asset Fund (consolidated)
For the Year Ended October 31, 2018
A	$12.05	$0.16	$(0.86)	$(0.70)	$(1.47)	$—	$—	$(1.47)	$9.88	(6.75)%		$84,981	1.26%	1.11%	1.52%	62%
C	11.84	0.08	(0.84)	(0.76)	(1.38)	—	—	(1.38)	9.70	(7.42)		42,242	2.01	1.86	0.77	62
I	12.11	0.20	(0.87)	(0.67)	(1.51)	—	—	(1.51)	9.93	(6.53)		49,725	0.97	0.83	1.80	62
R3	12.02	0.13	(0.86)	(0.73)	(1.44)	—	—	(1.44)	9.85	(7.13)		1,433	1.60	1.44	1.19	62
R4	12.19	0.16	(0.86)	(0.70)	(1.48)	—	—	(1.48)	10.01	(6.72)		360	1.31	1.15	1.47	62
R5	12.03	0.19	(0.85)	(0.66)	(1.51)	—	—	(1.51)	9.86	(6.45)		274	0.97	0.81	1.78	62
R6(6)	10.76	0.16	(0.97)	(0.81)	—	—	—	—	9.95	(7.53	)(8)	9	0.86 (9)	0.69 (9)	2.17 (9)	62
Y	12.13	0.20	(0.87)	(0.67)	(1.52)	—	—	(1.52)	9.94	(6.47)		23,703	0.93	0.77	1.87	62
F	12.11	0.21	(0.87)	(0.66)	(1.51)	—	—	(1.51)	9.94	(6.37)		66,011	0.88	0.74	1.89	62

For the Year Ended October 31, 2017
A	$10.51	$0.13	$1.58	$1.71	$(0.17)	$—	$—	$(0.17)	$12.05	16.56%		$106,091	1.31%	1.19%	1.14%	70%
C	10.33	0.04	1.55	1.59	(0.08)	—	—	(0.08)	11.84	15.54		60,062	2.04	1.94	0.39	70
I	10.57	0.16	1.58	1.74	(0.20)	—	—	(0.20)	12.11	16.81		49,849	1.01	0.93	1.40	70
R3	10.50	0.09	1.58	1.67	(0.15)	—	—	(0.15)	12.02	16.19		2,014	1.65	1.49	0.85	70
R4	10.65	0.13	1.59	1.72	(0.18)	—	—	(0.18)	12.19	16.40		1,369	1.35	1.19	1.15	70
R5	10.51	0.17	1.58	1.75	(0.23)	—	—	(0.23)	12.03	16.85		12	1.08	0.89	1.51	70
Y	10.59	0.15	1.60	1.75	(0.21)	—	—	(0.21)	12.13	16.89		29,902	0.94	0.84	1.40	70
F(10)	10.87	0.13	1.11	1.24	—	—	—	—	12.11	11.41	(8)	63,679	0.93 (9)	0.84 (9)	1.65 (9)	70

The accompanying notes are an integral part of these financial statements.

147

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
The Hartford Global All-Asset Fund (consolidated) — (continued)
For the Year Ended October 31, 2016
A	$10.95	$0.12	$0.15	$0.27	$—	$(0.71)	$—	$(0.71)	$10.51	2.85%	$120,010	1.47%	1.27	%(16)	1.18%	95%
C	10.85	0.04	0.15	0.19	—	(0.71)	—	(0.71)	10.33	2.09	71,094	2.19	2.02	(16)	0.43	95
I	10.98	0.15	0.15	0.30	—	(0.71)	—	(0.71)	10.57	3.12	47,856	1.17	1.02	(16)	1.43	95
R3	10.97	0.09	0.15	0.24	—	(0.71)	—	(0.71)	10.50	2.55	1,879	1.79	1.52	(16)	0.93	95
R4	11.08	0.13	0.15	0.28	—	(0.71)	—	(0.71)	10.65	2.91	1,103	1.49	1.22	(16)	1.28	95
R5	10.98	0.09	0.15	0.24	—	(0.71)	—	(0.71)	10.51	2.64	11	1.17	0.97	(16)	0.86	95
Y	10.99	0.16	0.15	0.31	—	(0.71)	—	(0.71)	10.59	3.22	89,901	1.07	0.92	(16)	1.61	95

For the Year Ended October 31, 2015
A	$12.68	$0.08	$(0.08)	$—	$(0.31)	$(1.42)	$—	$(1.73)	$10.95	0.33%	$162,691	1.46%	1.25%		0.68%	63%
C	12.56	—	(0.07)	(0.07)	(0.22)	(1.42)	—	(1.64)	10.85	(0.31)	99,973	2.18	2.00		(0.02)	63
I	12.72	0.10	(0.07)	0.03	(0.35)	(1.42)	—	(1.77)	10.98	0.58	70,837	1.15	1.00		0.88	63
R3	12.67	0.05	(0.07)	(0.02)	(0.26)	(1.42)	—	(1.68)	10.97	0.16	2,385	1.78	1.50		0.43	63
R4	12.80	0.10	(0.08)	0.02	(0.32)	(1.42)	—	(1.74)	11.08	0.51	1,381	1.49	1.20		0.85	63
R5	12.72	0.13	(0.10)	0.03	(0.35)	(1.42)	—	(1.77)	10.98	0.61	624	1.16	0.95		1.12	63
Y	12.72	0.13	(0.08)	0.05	(0.36)	(1.42)	—	(1.78)	10.99	0.76	29,736	1.07	0.90		1.12	63

For the Year Ended October 31, 2014
A	$12.34	$0.11	$0.40	$0.51	$(0.13)	$(0.04)	$—	$(0.17)	$12.68	4.18%	$206,595	1.40%	1.25%		0.85%	75%
C	12.23	0.01	0.39	0.40	(0.03)	(0.04)	—	(0.07)	12.56	3.30	130,260	2.13	2.00		0.10	75
I	12.38	0.14	0.40	0.54	(0.16)	(0.04)	—	(0.20)	12.72	4.43	117,499	1.10	0.98		1.11	75
R3	12.34	0.08	0.39	0.47	(0.10)	(0.04)	—	(0.14)	12.67	3.86	3,340	1.73	1.50		0.61	75
R4	12.47	0.11	0.41	0.52	(0.15)	(0.04)	—	(0.19)	12.80	4.18	1,363	1.44	1.20		0.90	75
R5	12.38	0.14	0.41	0.55	(0.17)	(0.04)	—	(0.21)	12.72	4.49	2,730	1.12	0.95		1.14	75
Y	12.38	0.15	0.41	0.56	(0.18)	(0.04)	—	(0.22)	12.72	4.54	31,145	1.02	0.90		1.18	75

The Hartford Global Real Asset Fund (consolidated)
For the Year Ended October 31, 2018
A	$9.38	$0.14	$(0.22)	$(0.08)	$(0.30)	$—	$—	$(0.30)	$9.00	(0.97)%	$17,794	1.55%	1.25%		1.48%	111%
C	9.15	0.07	(0.23)	(0.16)	(0.21)	—	—	(0.21)	8.78	(1.71)	4,622	2.31	2.00		0.73	111
I	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.68)	35,607	1.17	0.95		1.77	111
R3	9.40	0.12	(0.23)	(0.11)	(0.25)	—	—	(0.25)	9.04	(1.26)	103	1.83	1.50		1.23	111
R4	9.39	0.15	(0.21)	(0.06)	(0.31)	—	—	(0.31)	9.02	(0.82)	207	1.53	1.20		1.59	111
R5	9.39	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.01	(0.68)	10	1.22	0.95		1.82	111
Y	9.39	0.17	(0.22)	(0.05)	(0.34)	—	—	(0.34)	9.00	(0.67)	128,897	1.16	0.90		1.83	111
F	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.64)	111,062	1.11	0.90		1.82	111

For the Year Ended October 31, 2017
A	$8.67	$0.11	$0.64	$0.75	$(0.04)	$—	$—	$(0.04)	$9.38	8.65%	$16,990	1.55%	1.25%		1.20%	103%
C	8.48	0.04	0.63	0.67	—	—	—	—	9.15	7.90	7,138	2.25	2.00		0.44	103
I	8.67	0.13	0.64	0.77	(0.06)	—	—	(0.06)	9.38	8.93	29,092	1.16	0.99		1.46	103
R3	8.69	0.08	0.65	0.73	(0.02)	—	—	(0.02)	9.40	8.43	151	1.92	1.50		0.94	103
R4	8.67	0.11	0.64	0.75	(0.03)	—	—	(0.03)	9.39	8.71	433	1.49	1.20		1.24	103
R5	8.68	0.14	0.64	0.78	(0.07)	—	—	(0.07)	9.39	9.00	67	1.17	0.95		1.53	103
Y	8.68	0.13	0.65	0.78	(0.07)	—	—	(0.07)	9.39	9.01	123,742	1.09	0.90		1.46	103
F(10)	8.93	0.11	0.34	0.45	—	—	—	—	9.38	5.04 (8)	112,016	1.08 (9)	0.90	(9)	1.79 (9)	103

For the Year Ended October 31, 2016
A	$8.15	$0.09	$0.49	$0.58	$(0.06)	$—	$—	$(0.06)	$8.67	7.27%	$20,262	1.61%	1.26	%(17)	1.09%	115%
C	7.97	0.03	0.48	0.51	—	—	—	—	8.48	6.40	8,702	2.30	2.01	(17)	0.33	115
I	8.16	0.11	0.49	0.60	(0.09)	—	—	(0.09)	8.67	7.51	24,931	1.18	0.99	(17)	1.35	115
R3	8.17	0.07	0.49	0.56	(0.04)	—	—	(0.04)	8.69	6.86	126	1.95	1.49	(17)	0.81	115
R4	8.17	0.08	0.50	0.58	(0.08)	—	—	(0.08)	8.67	7.17	511	1.50	1.21	(17)	1.05	115
R5	8.17	0.10	0.50	0.60	(0.09)	—	—	(0.09)	8.68	7.56	49	1.24	0.96	(17)	1.27	115
Y	8.17	0.11	0.50	0.61	(0.10)	—	—	(0.10)	8.68	7.64	210,071	1.10	0.91	(17)	1.42	115

The accompanying notes are an integral part of these financial statements.

148

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
The Hartford Global Real Asset Fund (consolidated) — (continued)
For the Year Ended October 31, 2015
A	$9.85	$0.03	$(1.72)	$(1.69)	$(0.01)	$—	$—	$(0.01)	$8.15	(17.21)%	$23,604	1.67%	1.20%	0.32%	134%
C	9.70	0.04	(1.77)	(1.73)	—	—	—	—	7.97	(17.84)	10,087	2.40	1.95	0.43	134
I	9.87	0.12	(1.79)	(1.67)	(0.04)	—	—	(0.04)	8.16	(16.98)	19,495	1.29	0.95	1.38	134
R3	9.89	0.07	(1.79)	(1.72)	—	—	—	—	8.17	(17.39)	130	2.02	1.45	0.73	134
R4	9.88	0.10	(1.80)	(1.70)	(0.01)	—	—	(0.01)	8.17	(17.18)	2,861	1.60	1.15	1.10	134
R5	9.89	0.23	(1.90)	(1.67)	(0.05)	—	—	(0.05)	8.17	(16.97)	371	1.31	0.90	2.56	134
Y	9.89	0.13	(1.80)	(1.67)	(0.05)	—	—	(0.05)	8.17	(16.94)	242,288	1.19	0.85	1.42	134

For the Year Ended October 31, 2014
A	$10.30	$0.08	$(0.49)	$(0.41)	$(0.04)	$—	$—	$(0.04)	$9.85	(4.03)%	$44,562	1.58%	1.35%	0.76%	162%
C	10.18	—	(0.48)	(0.48)	—	—	—	—	9.70	(4.72)	17,382	2.31	2.10	0.01	162
I	10.33	0.11	(0.50)	(0.39)	(0.07)	—	—	(0.07)	9.87	(3.76)	47,168	1.21	1.06	1.03	162
R3	10.35	0.05	(0.48)	(0.43)	(0.03)	—	—	(0.03)	9.89	(4.20)	277	1.93	1.60	0.49	162
R4	10.34	0.08	(0.48)	(0.40)	(0.06)	—	—	(0.06)	9.88	(3.91)	3,686	1.55	1.30	0.79	162
R5	10.35	0.11	(0.49)	(0.38)	(0.08)	—	—	(0.08)	9.89	(3.72)	516	1.26	1.05	1.05	162
Y	10.34	0.12	(0.49)	(0.37)	(0.08)	—	—	(0.08)	9.89	(3.58)	313,337	1.15	1.00	1.11	162

The Hartford Growth Allocation Fund
For the Year Ended October 31, 2018
A	$12.32	$0.22	$(0.18)	$0.04	$(0.29)	$—	$—	$(0.29)	$12.07	0.28%	$504,720	0.54%	0.54%	1.78%	32%
C	12.07	0.13	(0.17)	(0.04)	(0.20)	—	—	(0.20)	11.83	(0.41)	64,208	1.30	1.29	1.09	32
I	12.27	0.26	(0.18)	0.08	(0.33)	—	—	(0.33)	12.02	0.60	11,033	0.24	0.24	2.05	32
R3	12.02	0.18	(0.18)	—	(0.25)	—	—	(0.25)	11.77	(0.06)	10,776	0.86	0.86	1.43	32
R4	12.25	0.23	(0.19)	0.04	(0.29)	—	—	(0.29)	12.00	0.24	8,129	0.56	0.56	1.86	32
R5	12.35	0.24	(0.16)	0.08	(0.33)	—	—	(0.33)	12.10	0.55	5,706	0.26	0.26	1.93	32
F	12.28	0.27	(0.18)	0.09	(0.34)	—	—	(0.34)	12.03	0.66	11	0.15	0.15	2.12	32

For the Year Ended October 31, 2017
A	$10.35	$0.07	$1.95	$2.02	$(0.05)	$—	$—	$(0.05)	$12.32	19.54%	$503,042	0.53%	0.52%	0.63%	11	%(18)
C	10.17	(0.01)	1.91	1.90	—	—	—	—	12.07	18.68	140,855	1.27	1.27	(0.10)	11
I	10.31	0.10	1.94	2.04	(0.08)	—	—	(0.08)	12.27	19.91	10,468	0.22	0.22	0.87	11
R3	10.09	0.03	1.91	1.94	(0.01)	—	—	(0.01)	12.02	19.26	11,840	0.86	0.86	0.29	11
R4	10.29	0.07	1.94	2.01	(0.05)	—	—	(0.05)	12.25	19.56	10,699	0.55	0.55	0.64	11
R5	10.37	0.10	1.96	2.06	(0.08)	—	—	(0.08)	12.35	19.98	5,709	0.25	0.25	0.86	11
F(10)	11.07	0.04	1.17	1.21	—	—	—	—	12.28	10.93 (8)	11	0.15 (9)	0.15 (9)	0.47 (9)	11

For the Year Ended October 31, 2016
A	$11.25	$0.04	$(0.21)	$(0.17)	$(0.16)	$(0.57)	$—	$(0.73)	$10.35	(1.38)%	$507,111	0.57%	0.57%	0.37%	98%
B	11.10	(0.04)	(0.22)	(0.26)	(0.02)	(0.57)	—	(0.59)	10.25	(2.31)	7,399	1.51	1.47	(0.41)	98
C	11.06	(0.04)	(0.20)	(0.24)	(0.08)	(0.57)	—	(0.65)	10.17	(2.12)	154,929	1.30	1.30	(0.36)	98
I	11.21	0.06	(0.19)	(0.13)	(0.20)	(0.57)	—	(0.77)	10.31	(1.02)	7,490	0.26	0.26	0.63	98
R3	10.98	—	(0.20)	(0.20)	(0.12)	(0.57)	—	(0.69)	10.09	(1.68)	12,110	0.88	0.88	0.05	98
R4	11.19	0.04	(0.21)	(0.17)	(0.16)	(0.57)	—	(0.73)	10.29	(1.40)	11,769	0.58	0.58	0.36	98
R5	11.27	0.07	(0.21)	(0.14)	(0.19)	(0.57)	—	(0.76)	10.37	(1.06)	5,037	0.28	0.28	0.67	98

For the Year Ended October 31, 2015
A	$15.10	$0.14	$(0.41)	$(0.27)	$(0.34)	$(3.24)	$—	$(3.58)	$11.25	(1.57)%	$582,205	0.57%	0.55%	1.19%	14%
B	14.91	0.11	(0.48)	(0.37)	(0.20)	(3.24)	—	(3.44)	11.10	(2.45)	21,236	1.47	1.39	0.89	14
C	14.90	0.06	(0.41)	(0.35)	(0.25)	(3.24)	—	(3.49)	11.06	(2.26)	183,173	1.30	1.29	0.55	14
I	15.06	0.39	(0.62)	(0.23)	(0.38)	(3.24)	—	(3.62)	11.21	(1.23)	8,310	0.25	0.23	3.33	14
R3	14.83	0.13	(0.43)	(0.30)	(0.31)	(3.24)	—	(3.55)	10.98	(1.91)	14,233	0.89	0.84	1.08	14
R4	15.04	0.14	(0.41)	(0.27)	(0.34)	(3.24)	—	(3.58)	11.19	(1.60)	14,014	0.59	0.54	1.18	14
R5	15.13	0.17	(0.41)	(0.24)	(0.38)	(3.24)	—	(3.62)	11.27	(1.35)	5,681	0.29	0.24	1.43	14

The accompanying notes are an integral part of these financial statements.

149

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
The Hartford Growth Allocation Fund — (continued)
For the Year Ended October 31, 2014
A	$14.27	$0.10	$0.81	$0.91	$(0.08)	$—	$—	$(0.08)	$15.10	6.40%	$628,969	0.57%	0.56%	0.66%	103%
B	14.13	(0.01)	0.79	0.78	—	—	—	—	14.91	5.52	40,575	1.42	1.42	(0.07)	103
C	14.11	(0.01)	0.80	0.79	—	—	—	—	14.90	5.60	209,438	1.30	1.29	(0.06)	103
I	14.23	0.14	0.82	0.96	(0.13)	—	—	(0.13)	15.06	6.74	6,553	0.25	0.24	0.92	103
R3	14.02	0.05	0.80	0.85	(0.04)	—	—	(0.04)	14.83	6.09	19,608	0.87	0.87	0.36	103
R4	14.22	0.10	0.81	0.91	(0.09)	—	—	(0.09)	15.04	6.39	16,704	0.57	0.57	0.67	103
R5	14.29	0.14	0.82	0.96	(0.12)	—	—	(0.12)	15.13	6.75	6,485	0.27	0.27	0.96	103

Hartford Moderate Allocation Fund
For the Year Ended October 31, 2018
A	$12.42	$0.30	$(0.32)	$(0.02)	$(0.33)	$(0.27)	$—	$(0.60)	$11.80	(0.29)%	$329,641	0.53%	0.52%	2.44%	32%
C	12.16	0.21	(0.33)	(0.12)	(0.23)	(0.27)	—	(0.50)	11.54	(1.08)	46,067	1.28	1.28	1.74	32
I	12.48	0.31	(0.31)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.08)	11,014	0.25	0.25	2.51	32
R3	12.23	0.26	(0.33)	(0.07)	(0.29)	(0.27)	—	(0.56)	11.60	(0.72)	17,865	0.87	0.87	2.15	32
R4	12.41	0.30	(0.33)	(0.03)	(0.32)	(0.27)	—	(0.59)	11.79	(0.33)	7,104	0.58	0.58	2.41	32
R5	12.48	0.33	(0.33)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.12)	6,283	0.27	0.27	2.65	32
F	12.48	0.34	(0.32)	0.02	(0.37)	(0.27)	—	(0.64)	11.86	0.07	11	0.16	0.16	2.74	32

For the Year Ended October 31, 2017
A	$10.90	$0.10	$1.52	$1.62	$(0.10)	$—	$—	$(0.10)	$12.42	15.02%	$333,803	0.52%	0.51%	0.89%	14	%(19)
C	10.66	0.02	1.50	1.52	(0.02)	—	—	(0.02)	12.16	14.25	96,532	1.26	1.25	0.17	14
I	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.40	9,319	0.23	0.23	1.13	14
R3	10.73	0.06	1.51	1.57	(0.07)	—	—	(0.07)	12.23	14.70	22,023	0.87	0.87	0.53	14
R4	10.89	0.09	1.53	1.62	(0.10)	—	—	(0.10)	12.41	15.00	7,528	0.57	0.57	0.82	14
R5	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.38	6,508	0.26	0.26	1.13	14
F(10)	11.48	0.06	0.94	1.00	—	—	—	—	12.48	8.71 (8)	11	0.16 (9)	0.16 (9)	0.69 (9)	14

For the Year Ended October 31, 2016
A	$11.69	$0.06	$(0.07)	$(0.01)	$(0.05)	$(0.73)	$—	$(0.78)	$10.90	0.14%	$354,058	0.55%	0.55%	0.57%	81%
B	11.53	(0.03)	(0.08)	(0.11)	(0.03)	(0.73)	—	(0.76)	10.66	(0.83)	4,395	1.47	1.46	(0.26)	81
C	11.52	(0.02)	(0.08)	(0.10)	(0.03)	(0.73)	—	(0.76)	10.66	(0.70)	110,316	1.28	1.28	(0.16)	81
I	11.72	0.10	(0.08)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.41	8,123	0.25	0.25	0.90	81
R3	11.55	0.02	(0.07)	(0.05)	(0.04)	(0.73)	—	(0.77)	10.73	(0.22)	22,354	0.88	0.88	0.21	81
R4	11.69	0.06	(0.08)	(0.02)	(0.05)	(0.73)	—	(0.78)	10.89	0.03	7,884	0.58	0.58	0.52	81
R5	11.72	0.09	(0.07)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.38	6,584	0.28	0.28	0.81	81

For the Year Ended October 31, 2015
A	$13.16	$0.11	$(0.36)	$(0.25)	$(0.23)	$(0.99)	$—	$(1.22)	$11.69	(1.88)%	$412,907	0.55%	0.55%	0.88%	16%
B	13.06	0.05	(0.38)	(0.33)	(0.21)	(0.99)	—	(1.20)	11.53	(2.64)	12,812	1.43	1.40	0.39	16
C	13.05	0.03	(0.36)	(0.33)	(0.21)	(0.99)	—	(1.20)	11.52	(2.59)	135,008	1.29	1.29	0.23	16
I	13.16	0.17	(0.38)	(0.21)	(0.24)	(0.99)	—	(1.23)	11.72	(1.56)	9,269	0.24	0.24	1.42	16
R3	13.04	0.11	(0.39)	(0.28)	(0.22)	(0.99)	—	(1.21)	11.55	(2.17)	24,956	0.89	0.89	0.91	16
R4	13.16	0.10	(0.35)	(0.25)	(0.23)	(0.99)	—	(1.22)	11.69	(1.91)	9,198	0.59	0.59	0.86	16
R5	13.17	0.13	(0.35)	(0.22)	(0.24)	(0.99)	—	(1.23)	11.72	(1.65)	8,166	0.29	0.29	1.09	16

For the Year Ended October 31, 2014
A	$12.86	$0.09	$0.36	$0.45	$(0.13)	$(0.02)	$—	$(0.15)	$13.16	3.54%	$462,724	0.55%	0.55%	0.69%	28%
B	12.75	(0.01)	0.34	0.33	—	(0.02)	—	(0.02)	13.06	2.62	25,234	1.39	1.39	(0.06)	28
C	12.74	(0.01)	0.37	0.36	(0.03)	(0.02)	—	(0.05)	13.05	2.79	164,473	1.28	1.28	(0.04)	28
I	12.88	0.13	0.37	0.50	(0.20)	(0.02)	—	(0.22)	13.16	3.87	11,868	0.24	0.24	0.95	28
R3	12.74	0.04	0.35	0.39	(0.07)	(0.02)	—	(0.09)	13.04	3.11	38,607	0.88	0.88	0.34	28
R4	12.86	0.08	0.36	0.44	(0.12)	(0.02)	—	(0.14)	13.16	3.44	22,195	0.58	0.58	0.64	28
R5	12.89	0.13	0.36	0.49	(0.19)	(0.02)	—	(0.21)	13.17	3.79	9,133	0.28	0.28	0.97	28

The accompanying notes are an integral part of these financial statements.

150

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)(2) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover
Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2018
A	$9.46	$0.41	$(0.28)	$0.13	$(0.51)	$—	$—	$(0.51)	$9.08	1.26%		$13,324	1.20%		0.78%		4.35%		61%
C	9.47	0.35	(0.29)	0.06	(0.45)	—	—	(0.45)	9.08	0.55		11,686	1.98		1.47		3.71		61
I	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.40		20,780	0.98		0.68		4.51		61
R3	9.47	0.40	(0.28)	0.12	(0.51)	—	—	(0.51)	9.08	1.21		2,225	1.61		0.84		4.28		61
R4	9.46	0.41	(0.28)	0.13	(0.51)	—	—	(0.51)	9.08	1.27		2,241	1.31		0.78		4.34		61
R5	9.46	0.41	(0.28)	0.13	(0.52)	—	—	(0.52)	9.07	1.27		2,256	1.01		0.72		4.40		61
Y	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.37		26,398	0.89		0.61		4.51		61
F	9.46	0.42	(0.27)	0.15	(0.54)	—	—	(0.54)	9.07	1.39		391	0.89		0.61		4.50		61

For the Year Ended October 31, 2017
A	$9.04	$0.39	$0.41	$0.80	$(0.38)	$—	$—	$(0.38)	$9.46	9.06%		$11,877	1.26%		0.95%		4.26%		85%
C	9.04	0.34	0.41	0.75	(0.32)	—	—	(0.32)	9.47	8.42		6,972	2.05		1.58		3.65		85
I	9.04	0.41	0.41	0.82	(0.40)	—	—	(0.40)	9.46	9.22		13,310	1.07		0.83		4.40		85
R3	9.04	0.38	0.41	0.79	(0.36)	—	—	(0.36)	9.47	8.95		2,197	1.68		1.12		4.11		85
R4	9.04	0.39	0.41	0.80	(0.38)	—	—	(0.38)	9.46	9.00		2,211	1.38		1.00		4.22		85
R5	9.04	0.40	0.41	0.81	(0.39)	—	—	(0.39)	9.46	9.18		2,225	1.08		0.87		4.36		85
Y	9.04	0.40	0.42	0.82	(0.40)	—	—	(0.40)	9.46	9.29		25,587	0.98		0.79		4.40		85
F(10)	9.21	0.28	0.24	0.52	(0.27)	—	—	(0.27)	9.46	5.72	(8)	419	0.97	(9)	0.66	(9)	4.48	(9)	85

For the Year Ended October 31, 2016
A	$9.14	$0.43	$(0.06)	$0.37	$(0.38)	$—	$(0.09)	$(0.47)	$9.04	4.31%		$13,352	1.37%		1.13	%(20)	4.88%		80%
C	9.14	0.36	(0.06)	0.30	(0.32)	—	(0.08)	(0.40)	9.04	3.49		4,659	2.07		1.88	(20)	4.06		80
I	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.46		12,530	1.10		0.87	(20)	4.91		80
R3	9.14	0.40	(0.06)	0.34	(0.36)	—	(0.08)	(0.44)	9.04	3.87		2,018	1.72		1.43	(20)	4.51		80
R4	9.14	0.43	(0.04)	0.37	(0.38)	—	(0.09)	(0.47)	9.04	4.19		2,028	1.42		1.13	(20)	4.81		80
R5	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.40		2,038	1.12		0.94	(20)	5.00		80
Y	9.15	0.45	(0.06)	0.39	(0.41)	—	(0.09)	(0.50)	9.04	4.55		35,383	1.02		0.84	(20)	5.06		80

For the Year Ended October 31, 2015
A	$9.95	$0.38	$(0.72)	$(0.34)	$(0.43)	$—	$(0.04)	$(0.47)	$9.14	(3.55)%		$12,061	1.22%		1.12%		3.98%		86%
C	9.94	0.31	(0.72)	(0.41)	(0.36)	—	(0.03)	(0.39)	9.14	(4.18)		4,426	1.94		1.87		3.27		86
I	9.95	0.41	(0.73)	(0.32)	(0.45)	—	(0.04)	(0.49)	9.14	(3.18)		2,891	0.92		0.85		4.33		86
R3	9.95	0.36	(0.73)	(0.37)	(0.40)	—	(0.04)	(0.44)	9.14	(3.75)		1,936	1.60		1.42		3.73		86
R4	9.95	0.39	(0.73)	(0.34)	(0.43)	—	(0.04)	(0.47)	9.14	(3.45)		1,945	1.30		1.12		4.03		86
R5	9.95	0.40	(0.73)	(0.33)	(0.44)	—	(0.04)	(0.48)	9.14	(3.27)		1,950	1.00		0.93		4.22		86
Y	9.95	0.41	(0.72)	(0.31)	(0.45)	—	(0.04)	(0.49)	9.15	(3.17)		108,112	0.90		0.83		4.26		86

For the Period Ended October 31, 2014
A(21)	$10.00	$0.18	$(0.10)	$0.08	$(0.13)	$—	$—	$(0.13)	$9.95	0.80	%(8)	$10,514	1.17	%(9)	1.12	%(9)	3.37	%(9)	26	%(8)
C(21)	10.00	0.14	(0.10)	0.04	(0.10)	—	—	(0.10)	9.94	0.37	(8)	4,350	1.93	(9)	1.87	(9)	2.68	(9)	26	(8)
I(21)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.92	(8)	2,238	0.93	(9)	0.87	(9)	3.49	(9)	26	(8)
R3(21)	10.00	0.16	(0.09)	0.07	(0.12)	—	—	(0.12)	9.95	0.64	(8)	2,012	1.62	(9)	1.42	(9)	2.93	(9)	26	(8)
R4(21)	10.00	0.17	(0.09)	0.08	(0.13)	—	—	(0.13)	9.95	0.78	(8)	2,016	1.32	(9)	1.12	(9)	3.23	(9)	26	(8)
R5(21)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.88	(8)	2,017	1.02	(9)	0.93	(9)	3.42	(9)	26	(8)
Y(21)	10.00	0.20	(0.10)	0.10	(0.15)	—	—	(0.15)	9.95	0.93	(8)	118,437	0.88	(9)	0.83	(9)	3.74	(9)	26	(8)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)	Commenced operations on November 7, 2014.
(3)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(5)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(6)	Commenced operations on February 28, 2018.
(7)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

The accompanying notes are an integral part of these financial statements.

151

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

(8)	Not annualized.
(9)	Annualized.
(10)	Commenced operations on February 28, 2017.
(11)

Excluding the expenses not subject to cap, the ratios would have been 1.14%, 2.04%, 1.84%, 0.84%, 1.40%, 1.10%, 0.80% and 0.74% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)	Per share amount is less than $0.005.
(13)	Commenced operations on March 31, 2015.
(14)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 0.99%, 1.68%, 0.69%, 1.24%, 0.94%, 0.69%, 0.61% and 0.61% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(15)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 115%, for the year ended October 31, 2017.

(16)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.50%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(17)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 0.98%, 1.48%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(18)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 110%, for the year ended October 31, 2017.

(19)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 113%, for the year ended October 31, 2017.

(20)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 1.87%, 0.87%, 1.42%, 1.12%, 0.93% and 0.83% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(21)	Commenced operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.

152

Hartford Multi-Strategy Funds

Notes to Financial Statements

October 31, 2018

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty series, as of October 31, 2018. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Balanced Fund (the “Balanced Fund”)

The Hartford Balanced Income Fund (the “Balanced Income Fund”)

The Hartford Checks and Balances Fund (the “Checks and Balances Fund”)

The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”)

The Hartford Global All-Asset Fund (the “Global All-Asset Fund”)

The Hartford Global Real Asset Fund (the “Global Real Asset Fund”)

The Hartford Growth Allocation Fund (the “Growth Allocation Fund”)

Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”)

Hartford Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5 and Class F shares. As of October 31, 2018, Class T shares have not commenced operations. Balanced Fund, Balanced Income Fund and Global All-Asset Fund have registered for sale Class R6 shares. Class R6 commenced operations on February 28, 2018 for Balanced Fund and Global All-Asset Fund. Also, each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, has registered for sale Class Y shares. Each Fund’s Class A shares are sold with a front-end sales charge of up to 5.50%, except Multi-Asset Income Fund for which Class A shares are sold with a front-end sales charge of up to 4.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.

Each of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, as a “fund of funds,” invested in affiliated Hartford Funds (“Affiliated Investment Companies” or “Underlying Funds”) during the year ended October 31, 2018.

2.	Significant Accounting Policies:

The significant accounting policies of the Affiliated Investment Companies are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on www.hartfordfunds.com/prospectuses.html.

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

153

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

154

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Multi-Asset Income Fund Level 3 Holdings on October 31, 2018

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2018
Equity Linked Note
Broker Quote	Offered Quote	$42.73 to $245.69	$8,693,872

Common Stock
Cost	Last Price	$3.15	141,435

Warrant
Cost	Last Price	$0.08	930

Credit Default Swap
Cost	Trade Price	$100	(5,811)

Escrow
Cost	Trade Price	—	—

Total			$8,830,426

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Please refer to note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

155

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Balanced Fund, Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of Conservative Allocation Fund, Global All-Asset Fund, Growth Allocation Fund and Moderate Allocation Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of Multi-Asset Income Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)

Basis for Consolidations – The Global All-Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global All-Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global All-Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global All-Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

i)

Disclosure Update and Simplification – Per the SEC Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within a Fund’s Statement of Changes in Net Assets for the year ended October 31, 2017 has been modified accordingly.

156

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Below is the characterization of the Fund distributions for the year ended October 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the October 31, 2017 Annual Report:

	Distributions to Shareholders Year Ended October 31, 2017:
	From net investment income
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Total
Balanced Fund	$(7,614,132)	$(951)	$(891,204)	$(1,006,225)	$(26,626)	$(15,746)	$(2,541)	$—	$(151,905)	$(250,092)	$(9,959,422)
Balanced Income Fund	(78,755,520)	(68,768)	(62,442,675)	(90,330,413)	(4,383,569)	(2,573,002)	(1,099,532)	(585,077)	(2,721,304)	(7,259,039)	(250,218,899)
Checks and Balances Fund	(17,364,993)	(55,998)	(1,536,844)	(746,488)	(147,023)	(59,900)	(47,946)	—	—	(5,165)	(19,964,357)
Conservative Allocation Fund	(1,204,620)	—	(160,816)	(21,644)	(98,281)	(30,660)	(38,830)	—	—	—	(1,554,851)
Global All-Asset Fund (consolidated)	(1,854,988)	—	(532,959)	(887,391)	(25,727)	(18,947)	(228)	—	(1,800,779)	—	(5,121,019)
Global Real Asset Fund (consolidated)	(85,707)	—	—	(186,369)	(326)	(2,002)	(392)	—	(1,933,820)	—	(2,208,616)
Growth Allocation Fund	(2,159,813)	—	—	(57,320)	(13,223)	(52,512)	(38,687)	—	—	—	(2,321,555)
Moderate Allocation Fund	(3,247,300)	—	(169,122)	(95,654)	(139,506)	(68,158)	(81,472)	—	—	—	(3,801,212)
Multi-Asset Income Fund	(428,371)	—	(192,115)	(562,058)	(82,400)	(85,986)	(90,017)	—	(1,310,046)	(7,485)	(2,758,478)

From net realized gain on investments
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Total
Balanced Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Balanced Income Fund	(33,832,328)	(64,307)	(35,761,372)	(28,196,118)	(1,928,904)	(1,137,476)	(366,066)	(105,031)	(949,044)	—	(102,340,646)
Checks and Balances Fund	(93,801,890)	(1,974,522)	(22,032,763)	(2,837,906)	(1,028,204)	(304,171)	(336,732)	—	—	—	(122,316,188)
Conservative Allocation Fund	—	—	—	—	—	—	—	—	—	—	—
Global All-Asset Fund (consolidated)	—	—	—	—	—	—	—	—	—	—	—
Global Real Asset Fund (consolidated)	—	—	—	—	—	—	—	—	—	—	—
Growth Allocation Fund	—	—	—	—	—	—	—	—	—	—	—
Moderate Allocation Fund	—	—	—	—	—	—	—	—	—	—	—
Multi-Asset Income Fund	—	—	—	—	—	—	—	—	—	—	—

Below is the Undistributed Net Investment Income for the year ended October 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the October 31, 2017 Annual Report:

Fund	Undistributed Net Investment Income
Balanced Fund	$707,250
Balanced Income Fund	18,080,767
Checks and Balances Fund	2,972,900
Conservative Allocation Fund	712,733
Global All-Asset Fund (consolidated)	35,668,802
Global Real Asset Fund (consolidated)	8,907,460
Growth Allocation Fund	3,207,724
Moderate Allocation Fund	648,141
Multi-Asset Income Fund	784,125

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2018.

157

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2018.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2018.

d)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2018.

e)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2018.

f)

Equity Linked Securities – Certain Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity. See each Fund’s Schedule of Investments, if applicable, for equity linked securities as of October 31, 2018.

158

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2018, Balanced Fund, Balanced Income Fund, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2018, Balanced Fund, Balanced Income Fund, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

159

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

During the year ended October 31, 2018, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced

160

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended October 31, 2018, Balanced Income Fund, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended October 31, 2018, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended October 31, 2018, Global All-Asset Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Total Return Swap Contracts.

161

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

e)	Additional Derivative Instrument Information:

Balanced Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$112,745	$—	$—	$—	$—	$—	$112,745
Unrealized appreciation on foreign currency contracts	—	303,687	—	—	—	—	303,687

Total	$112,745	$303,687	$—	$—	$—	$—	$416,432

Liabilities:
Unrealized depreciation on futures contracts(1)	$103,009	$—	$—	$—	$—	$—	$103,009
Unrealized depreciation on foreign currency contracts	—	38,679	—	—	—	—	38,679

Total	$103,009	$38,679	$—	$—	$—	$—	$141,688

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$510,573	$—	$—	$—	$—	$—	$510,573
Net realized gain (loss) on foreign currency contracts	—	3,731,394	—	—	—	—	3,731,394

Total	$510,573	$3,731,394	$—	$—	$—	$—	$4,241,967

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$1,820	$—	$—	$—	$—	$—	$1,820
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	265,008	—	—	—	—	265,008

Total	$1,820	$265,008	$—	$—	$—	$—	$266,828

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	94
Futures Contracts Short at Number of Contracts	(71)
Foreign Currency Contracts Purchased at Contract Amount	$25,857,340
Foreign Currency Contracts Sold at Contract Amount	$116,735,273

Balanced Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$12,092,954	$—	$—	$—	$—	$—	$12,092,954
Unrealized appreciation on foreign currency contracts	—	2,536,250	—	—	—	—	2,536,250
Unrealized appreciation on swap contracts(2)	—	—	38,985	—	—	—	38,985

Total	$12,092,954	$2,536,250	$38,985	$—	$—	$—	$14,668,189

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,623,884	$—	$—	$—	$—	$—	$4,623,884
Unrealized depreciation on foreign currency contracts	—	1,327,160	—	—	—	—	1,327,160

Total	$4,623,884	$1,327,160	$—	$—	$—	$—	$5,951,044

162

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Balanced Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$3,609,808	$—	$—	$—	$—	$—	$3,609,808
Net realized gain (loss) on swap contracts	—	—	(497,302)	—	—	—	(497,302)
Net realized gain (loss) on foreign currency contracts	—	3,943,690	—	—	—	—	3,943,690

Total	$3,609,808	$3,943,690	$(497,302)	$—	$—	$—	$7,056,196

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$2,487,088	$—	$—	$—	$—	$—	$2,487,088
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	224,010	—	—	—	224,010
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(59,825)	—	—	—	—	(59,825)

Total	$2,487,088	$(59,825)	$224,010	$—	$—	$—	$2,651,273

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	7,801
Futures Contracts Short at Number of Contracts	(9,336)
Swap Contracts at Notional Amount	$21,919,459
Foreign Currency Contracts Purchased at Contract Amount	$27,777,368
Foreign Currency Contracts Sold at Contract Amount	$86,426,408

Global All-Asset Fund (consolidated)

The Effect of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$241,715	$108,049	$—	$1,671	$2,200	$—	$353,635
Unrealized appreciation on futures contracts(1)	67,034	—	—	577,304	485,312	—	1,129,650
Unrealized appreciation on foreign currency contracts	—	1,120,418	—	—	—	—	1,120,418
Unrealized appreciation on swap contracts(2)	108,142	—	163,747	758	—	—	272,647

Total	$416,891	$1,228,467	$163,747	$579,733	$487,512	$—	$2,876,350

Liabilities:
Unrealized depreciation on futures contracts(1)	$738,827	$—	$—	$240,580	$—	$—	$979,407
Unrealized depreciation on foreign currency contracts	—	760,570	—	—	—	—	760,570
Written options, market value	—	68,214	—	38,605	—	—	106,819
Unrealized depreciation on swap contracts(2)	220,745	—	136,863	13,881	—	—	371,489

Total	$959,572	$828,784	$136,863	$293,066	$—	$—	$2,218,285

163

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Global All-Asset Fund (consolidated) – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(8,545)	$13,799	$—	$2,464,148	$—	$—	$2,469,402
Net realized gain (loss) on futures contracts	(746,530)	—	—	(1,696,986)	25,724	—	(2,417,792)
Net realized gain (loss) on written options contracts	(15,595)	24,153	—	(923,893)	—	—	(915,335)
Net realized gain (loss) on swap contracts	(582,952)	—	198,636	(59,090)	—	—	(443,406)
Net realized gain (loss) on foreign currency contracts	—	1,115,810	—	—	—	—	1,115,810

Total	$(1,353,622)	$1,153,762	$198,636	$(215,821)	$25,724	$—	$(191,321)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$28,544	$(63,330)	$—	$(126,001)	$(26,543)	$—	$(187,330)
Net change in unrealized appreciation (depreciation) of futures contracts	(428,134)	—	—	1,353,447	760,183	—	1,685,496
Net change in unrealized appreciation (depreciation) of written options contracts	—	12,394	—	(98,642)	—	—	(86,248)
Net change in unrealized appreciation (depreciation) of swap contracts	(119,198)	—	(109,941)	2,501	—	—	(226,638)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	444,509	—	—	—	—	444,509

Total	$(518,788)	$393,573	$(109,941)	$1,131,305	$733,640	$—	$1,629,789

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	20,912,072
Futures Contracts Long at Number of Contracts	827
Futures Contracts Short at Number of Contracts	(172)
Written Options Contracts at Number of Contracts	(11,222,644)
Swap Contracts at Notional Amount	$84,744,829
Foreign Currency Contracts Purchased at Contract Amount	$104,147,688
Foreign Currency Contracts Sold at Contract Amount	$158,095,553

Global Real Asset Fund (consolidated)

The Effect of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$16,503	$—	$16,503
Unrealized appreciation on futures contracts(1)	78,945	—	—	—	605,528	—	684,473
Unrealized appreciation on foreign currency contracts	—	124,674	—	—	—	—	124,674
Unrealized appreciation on swap contracts(2)	—	—	—	49,715	—	—	49,715

Total	$78,945	$124,674	$—	$49,715	$622,031	$—	$875,365

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,754	$—	$—	$—	$1,450,793	$—	$1,455,547
Unrealized depreciation on foreign currency contracts	—	68,156	—	—	—	—	68,156
Written options, market value	—	—	—	—	10	—	10
Unrealized depreciation on swap contracts(2)	33,860	—	4,097	36,646	—	—	74,603

Total	$38,614	$68,156	$4,097	$36,646	$1,450,803	$—	$1,598,316

164

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Global Real Asset Fund (consolidated) – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$(114,775)	$—	$—	$(87,896)	$—	$(202,671)
Net realized gain (loss) on futures contracts	(38,579)	—	—	—	(187,098)	—	(225,677)
Net realized gain (loss) on written options contracts	—	—	—	—	24,571	—	24,571
Net realized gain (loss) on swap contracts	(58,385)	—	1,584	(830,678)	—	—	(887,479)
Net realized gain (loss) on foreign currency contracts	—	(286,683)	—	—	—	—	(286,683)

Total	$(96,964)	$(401,458)	$1,584	$(830,678)	$(250,423)	$—	$(1,577,939)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$154,480	$—	$—	$16,838	$—	$171,318
Net change in unrealized appreciation (depreciation) of futures contracts	54,572	—	—	—	(607,814)	—	(553,242)
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	907	—	907
Net change in unrealized appreciation (depreciation) of swap contracts	(33,860)	—	(4,097)	51,907	—	—	13,950
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	86,073	—	—	—	—	86,073

Total	$20,712	$240,553	$(4,097)	$51,907	$(590,069)	$—	$(280,994)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	1,750,543
Futures Contracts Long at Number of Contracts	928
Futures Contracts Short at Number of Contracts	(318)
Written Options Contracts at Number of Contracts	(19)
Swap Contracts at Notional Amount	$6,489,326
Foreign Currency Contracts Purchased at Contract Amount	$7,417,207
Foreign Currency Contracts Sold at Contract Amount	$12,786,445

Multi-Asset Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$26,551	$—	$—	$543,480	$—	$—	$570,031
Unrealized appreciation on futures contracts(1)	—	—	—	214,732	—	—	214,732
Unrealized appreciation on foreign currency contracts	—	92,646	—	—	—	—	92,646
Unrealized appreciation on swap contracts(2)	29,814	—	42,124	9,305	—	—	81,243

Total	$56,365	$92,646	$42,124	$767,517	$—	$—	$958,652

Liabilities:
Unrealized depreciation on futures contracts(1)	$84,889	$—	$—	$—	$—	$—	$84,889
Unrealized depreciation on foreign currency contracts	—	11,198	—	—	—	—	11,198
Written options, market value	—	—	—	193,620	—	—	193,620
Unrealized depreciation on swap contracts(2)	—	—	74,255	17,332	—	—	91,587

Total	$84,889	$11,198	$74,255	$210,952	$—	$—	$381,294

165

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Multi-Asset Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$2,788	$—	$—	$(203,969)	$—	$—	$(201,181)
Net realized gain (loss) on futures contracts	(8,278)	—	—	(913,701)	—	—	(921,979)
Net realized gain (loss) on written options contracts	63,108	—	—	320,894	—	—	384,002
Net realized gain (loss) on swap contracts	246,370	—	10,240	(47,940)	—	—	208,670
Net realized gain (loss) on foreign currency contracts	—	530,080	—	—	—	—	530,080

Total	$303,988	$530,080	$10,240	$(844,716)	$—	$—	$(408)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$9,377	$—	$—	$69,972	$—	$—	$79,349
Net change in unrealized appreciation (depreciation) of futures contracts	(134,526)	—	—	697,082	—	—	562,556
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	(10,234)	—	—	(10,234)
Net change in unrealized appreciation (depreciation) of swap contracts	14,115	—	(837)	(8,027)	—	—	5,251
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	3,802	—	—	—	—	3,802

Total	$(111,034)	$3,802	$(837)	$748,793	$—	$—	$640,724

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	1,693,737
Futures Contracts Long at Number of Contracts	262
Futures Contracts Short at Number of Contracts	(160)
Written Options Contracts at Number of Contracts	(958,669)
Swap Contracts at Notional Amount	$19,179,781
Foreign Currency Contracts Purchased at Contract Amount	$1,527,785
Foreign Currency Contracts Sold at Contract Amount	$8,793,454

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at a Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

166

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2018:

Balanced Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$303,687	$(38,679)
Futures contracts	112,745	(103,009)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	416,432	(141,688)

Derivatives not subject to a MNA	(112,745)	103,009

Total gross amount of assets and liabilities subject to MNA or similar agreements	$303,687	$(38,679)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$30,922	$—	$—	$—	$30,922
Barclays	26,174	—	—	—	26,174
Citibank NA	10,782	(3,927)	—	—	6,855
Credit Agricle	4,567	—	—	—	4,567
Goldman Sachs & Co.	3,899	(3,899)	—	—	—
JP Morgan Chase & Co.	44,531	—	—	—	44,531
Morgan Stanley	11,921	—	—	—	11,921
State Street Global Markets LLC	105,971	—	—	—	105,971
Toronto-Dominion Bank	23,984	—	—	—	23,984
UBS AG	40,936	—	—	—	40,936

Total	$303,687	$(7,826)	$—	$—	$295,861

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(3,927)	$3,927	$—	$—	$—
Goldman Sachs & Co.	(10,316)	3,899	—	—	(6,417)
RBS Greenwich Capital	(24,436)	—	—	—	(24,436)

Total	$(38,679)	$7,826	$—	$—	$(30,853)

Balanced Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$2,536,250	$(1,327,160)
Futures contracts	12,092,954	(4,623,884)
Swap contracts	38,985	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	14,668,189	(5,951,044)

Derivatives not subject to a MNA	(12,131,939)	4,623,884

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,536,250	$(1,327,160)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$19,641	$—	$—	$—	$19,641
Barclays	346,218	(37,752)	—	—	308,466
BNP Paribas Securities Services	59,704	(59,704)	—	—	—
Citibank NA	262,016	(144,921)	—	—	117,095
Commonwealth Bank of Australia	21,951	—	—	—	21,951
Goldman Sachs & Co.	179,911	(179,911)	—	—	—
JP Morgan Chase & Co.	27,094	(27,094)	—	—	—
Morgan Stanley	156,480	(6,535)	—	—	149,945
RBC Dominion Securities, Inc.	117,288	—	—	—	117,288
State Street Global Markets LLC	1,311,905	(33,021)	—	—	1,278,884
UBS AG	34,042	—	—	—	34,042

Total	$2,536,250	$(488,938)	$—	$—	$2,047,312

167

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Balanced Income Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(31,998)	$—	$—	$—	$(31,998)
Barclays	(37,752)	37,752	—	—	—
BNP Paribas Securities Services	(559,799)	59,704	—	—	(500,095)
Citibank NA	(144,921)	144,921	—	—	—
Deutsche Bank Securities, Inc.	(21,037)	—	—	—	(21,037)
Goldman Sachs & Co.	(250,512)	179,911	70,601	—	—
HSBC Bank USA	(33,567)	—	—	—	(33,567)
JP Morgan Chase & Co.	(208,018)	27,094	—	—	(180,924)
Morgan Stanley	(6,535)	6,535	—	—	—
State Street Global Markets LLC	(33,021)	33,021	—	—	—

Total	$(1,327,160)	$488,938	$70,601	$—	$(767,621)

Global All-Asset Fund (consolidated)

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,120,418	$(760,570)
Futures contracts	1,129,650	(979,407)
Purchased options	353,635	—
Swap contracts	272,647	(371,489)
Written options	—	(106,819)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,876,350	(2,218,285)

Derivatives not subject to a MNA	(1,405,410)	1,221,449

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,470,940	$(996,836)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$12,325	$(3,407)	$—	$—	$8,918
Banc of America Securities LLC	43,738	(23,002)	—	—	20,736
Bank of Montreal	49,929	(29,524)	—	—	20,405
Barclays	209,614	(113,682)	—	—	95,932
BNP Paribas Securities Services	32,536	(32,536)	—	—	—
Canadian Imperial Bank of Commerce	889	(269)	—	—	620
Citibank NA	77,600	(61,476)	—	—	16,124
Credit Suisse First Boston Corp.	3,437	(3,437)	—	—	—
Deutsche Bank Securities, Inc.	40,593	(21,135)	—	—	19,458
Goldman Sachs & Co.	26,919	(26,919)	—	—	—
HSBC Bank USA	31,339	(24,041)	—	—	7,298
JP Morgan Chase & Co.	296,039	(228,829)	—	—	67,210
Morgan Stanley	500,693	(139,092)	—	—	361,601
RBC Dominion Securities, Inc.	87,394	(87,394)	—	—	—
Societe Generale Group	686	—	—	—	686
Standard Chartered Bank	338	(338)	—	—	—
State Street Global Markets LLC	28,211	(12,292)	—	—	15,919
Toronto-Dominion Bank	7,669	—	—	—	7,669
UBS AG	20,991	(20,698)	—	—	293

Total	$1,470,940	$(828,071)	$—	$—	$642,869

168

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Global All-Asset Fund (consolidated) – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(3,407)	$3,407	$—	$—	$—
Banc of America Securities LLC	(23,002)	23,002	—	—	—
Bank of Montreal	(29,524)	29,524	—	—	—
Barclays	(113,682)	113,682	—	—	—
BNP Paribas Securities Services	(43,668)	32,536	—	—	(11,132)
Canadian Imperial Bank of Commerce	(269)	269	—	—	—
Citibank NA	(61,476)	61,476	—	—	—
Commonwealth Bank of Australia	(383)	—	—	—	(383)
Credit Suisse First Boston Corp.	(5,183)	3,437	—	—	(1,746)
Deutsche Bank Securities, Inc.	(21,135)	21,135	—	—	—
Goldman Sachs & Co.	(170,953)	26,919	—	—	(144,034)
HSBC Bank USA	(24,041)	24,041	—	—	—
JP Morgan Chase & Co.	(228,829)	228,829	—	—	—
Merrill Lynch International	(2,439)	—	—	—	(2,439)
Morgan Stanley	(139,092)	139,092	—	—	—
RBC Dominion Securities, Inc.	(96,046)	87,394	—	—	(8,652)
Standard Chartered Bank	(717)	338	—	—	(379)
State Street Global Markets LLC	(12,292)	12,292	—	—	—
UBS AG	(20,698)	20,698	—	—	—

Total	$(996,836)	$828,071	$—	$—	$(168,765)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Real Asset Fund (consolidated)

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$124,674	$(68,156)
Futures contracts	684,473	(1,455,547)
Purchased options	16,503	—
Swap contracts	49,715	(74,603)
Written options	—	(10)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	875,365	(1,598,316)

Derivatives not subject to a MNA	(700,976)	1,489,417

Total gross amount of assets and liabilities subject to MNA or similar agreements	$174,389	$(108,899)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$3,107	$(757)	$—	$—	$2,350
BNP Paribas Securities Services	206	(206)	—	—	—
Goldman Sachs & Co.	113,709	(22,791)	—	—	90,918
JP Morgan Chase & Co.	8	(8)	—	—	—
Morgan Stanley	11,429	(94)	—	(11,335)	—
RBC Dominion Securities, Inc.	36,571	(3,106)	—	—	33,465
State Street Global Markets LLC	9,359	(13)	—	—	9,346

Total	$174,389	$(26,975)	$—	$(11,335)	$136,079

169

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Global Real Asset Fund (consolidated) – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(724)	$—	$—	$—	$(724)
Bank of Montreal	(757)	757	—	—	—
Barclays	(51,521)	—	—	—	(51,521)
BNP Paribas Securities Services	(6,671)	206	—	—	(6,465)
Goldman Sachs & Co.	(22,791)	22,791	—	—	—
JP Morgan Chase & Co.	(5,430)	8	—	—	(5,422)
Morgan Stanley	(94)	94	—	—	—
RBC Dominion Securities, Inc.	(3,106)	3,106	—	—	—
Societe Generale Group	(17,792)	—	—	—	(17,792)
State Street Global Markets LLC	(13)	13	—	—	—

Total	$(108,899)	$26,975	$—	$—	$(81,924)

Multi-Asset Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$92,646	$(11,198)
Futures contracts	214,732	(84,889)
Purchased options	570,031	—
Swap contracts	81,243	(91,587)
Written options	—	(193,620)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	958,652	(381,294)

Derivatives not subject to a MNA	(777,491)	297,563

Total gross amount of assets and liabilities subject to MNA or similar agreements	$181,161	$(83,731)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$2,442	$—	$—	$—	$2,442
Barclays	33,998	(473)	—	—	33,525
BNP Paribas Securities Services	11,615	(1,816)	—	—	9,799
Citibank NA	2,790	(1,132)	—	—	1,658
Commonwealth Bank of Australia	1,902	(68)	—	—	1,834
Credit Suisse International	333	(333)	—	—	—
Deutsche Bank Securities, Inc.	36,307	(342)	—	—	35,965
Goldman Sachs & Co.	17,667	(17,667)	—	—	—
HSBC Bank USA	6,343	(129)	—	—	6,214
JP Morgan Chase & Co.	5,408	(5,408)	—	—	—
Morgan Stanley	24,914	(3,594)	—	(21,320)	—
RBC Dominion Securities, Inc.	827	—	—	—	827
Standard Chartered Bank	1,268	(1,268)	—	—	—
State Street Global Markets LLC	33,859	(225)	—	—	33,634
UBS AG	1,488	—	—	—	1,488

Total	$181,161	$(32,455)	$—	$(21,320)	$127,386

170

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Multi-Asset Income Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(473)	$473	$—	$—	$—
BNP Paribas Securities Services	(1,816)	1,816	—	—	—
Citibank NA	(1,132)	1,132	—	—	—
Commonwealth Bank of Australia	(68)	68	—	—	—
Credit Suisse International	(32,618)	333	—	—	(32,285)
Deutsche Bank Securities, Inc.	(342)	342	—	—	—
Goldman Sachs & Co.	(34,245)	17,667	—	—	(16,578)
HSBC Bank USA	(129)	129	—	—	—
JP Morgan Chase & Co.	(7,145)	5,408	—	—	(1,737)
Morgan Stanley	(3,594)	3,594	—	—	—
Standard Chartered Bank	(1,944)	1,268	—	—	(676)
State Street Global Markets LLC	(225)	225	—	—	—

Total	$(83,731)	$32,455	$—	$—	$(51,276)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

Certain Funds are exposed to the risks of the Underlying Funds and/or exchange-traded funds (“ETFs”) in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

171

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2018. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2018 and October 31, 2017 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced Fund	$12,104,025	$—	$9,959,422	$—
Balanced Income Fund	320,617,089	328,477,579	267,910,817	84,648,728
Checks and Balances Fund	69,493,911	145,815,304	19,964,357	122,316,188
Conservative Allocation Fund	3,496,387	—	1,554,851	—
Global All-Asset Fund (consolidated)	37,305,232	—	5,121,019	—
Global Real Asset Fund (consolidated)	10,019,936	—	2,208,616	—
Growth Allocation Fund	14,893,225	—	2,321,555	—
Moderate Allocation Fund	16,780,910	5,210,908	3,801,212	—
Multi-Asset Income Fund	3,900,396	—	2,758,478	—

As of October 31, 2018, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation/ (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced Fund	$5,237,168	$55,089,761	$—	$(14,712)	$106,559,891	$166,872,108
Balanced Income Fund	34,109,746	439,666,292	—	(125,850)	159,509,035	633,159,223
Checks and Balances Fund	6,459,217	85,025,244	—	—	(9,068,507)	82,415,954
Conservative Allocation Fund	980,226	—	(4,798,634)	—	(1,607,091)	(5,425,499)
Global All-Asset Fund (consolidated)	22,115,767	—	(16,099,398)	(98,469)	(10,496,035)	(4,578,135)
Global Real Asset Fund (consolidated)	5,711,621	—	(84,873,220)	(509)	(14,614,538)	(93,776,646)
Growth Allocation Fund	11,857,549	—	—	—	6,456,631	18,314,180
Moderate Allocation Fund	8,390,306	15,992,378	—	—	(1,963,252)	22,419,432
Multi-Asset Income Fund	1,713,195	—	(16,440,952)	(7,563)	(2,049,156)	(16,784,476)

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration of capital loss carryforwards, disallowed losses from the Subsidiary, nondeductible partnership expenses and nondeductible excise taxes. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as

172

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2018, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Balanced Fund	$3,547	$(3,547)
Conservative Allocation Fund	1	(1)
Global All-Asset Fund (consolidated)	70,073	(70,073)
Global Real Asset Fund (consolidated)	(284,907)	284,907
Multi-Asset Income Fund	(11,876)	11,876

e)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, postenactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2018 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Fund	2019
Conservative Allocation Fund	$—	$—	$4,798,634
Global All-Asset Fund (consolidated)	—	14,630,210	1,469,188
Global Real Asset Fund (consolidated)	6,682,380	4,429,281	73,761,559
Multi-Asset Income Fund	—	10,148,913	6,292,039

The Balanced Fund, Balanced Income Fund, Checks and Balances Fund, Growth Allocation Fund, and Moderate Allocation Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

During the year ended October 31, 2018, Conservative Allocation Fund, Global All-Asset Fund, Global Real Asset Fund, Growth Allocation Fund, and Multi-Asset Income Fund utilized prior year capital loss carryforwards of $3,018,603, $281,524, $12,324,255, $36,967,644 and $656,288, respectively.

f)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2018, is different from book purposes primarily due to wash sale loss deferrals and passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, options and PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Balanced Fund	$849,537,648	$123,872,439	$(17,270,172)	$106,602,267
Balanced Income Fund	11,455,874,531	637,945,979	(478,338,211)	159,607,768
Checks and Balances Fund	1,536,883,103	4,391,025	(13,459,532)	(9,068,507)
Conservative Allocation Fund	113,470,917	2,076,903	(3,683,993)	(1,607,090)
Global All-Asset Fund (consolidated)	302,748,121	15,088,803	(25,671,861)	(10,583,058)
Global Real Asset Fund (consolidated)	339,711,505	7,402,780	(32,875,195)	(25,472,415)
Growth Allocation Fund	598,426,126	22,634,305	(16,177,674)	6,456,631
Moderate Allocation Fund	420,215,900	11,590,461	(13,553,713)	(1,963,252)
Multi-Asset Income Fund	83,048,447	1,670,826	(3,717,429)	(2,046,603)

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2018, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services

173

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to Balanced Fund, Balanced Income Fund, Global All-Asset Fund, Global Real Asset Fund, and Multi-Asset Income Fund, HFMC pays a sub-advisory fee to Wellington Management out of its advisory fee. HFMC is responsible for the day-to-day management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2018; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Fund	0.5900% on first $500 million and;
0.5500% on next $250 million and;
0.5000% on next $250 million and;
0.4750% on next $4 billion and;
0.4725% on next $5 billion and;
0.4700% over $10 billion

Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.4500% on next $2 billion and;
0.3900% over $12 billion

Checks and Balances Fund	N/A

Conservative Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Global All-Asset Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5600% on next $2.5 billion and;
0.5500% over $5 billion

Global Real Asset Fund	0.8450% on first $500 million and;
0.8100% on next $500 million and;
0.7800% on next $1.5 billion and;
0.7500% on next $2.5 billion and;
0.7100% over $5 billion

Growth Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Multi-Asset Income Fund	0.5600% on first $250 million and;
0.5100% on next $250 million and;
0.4900% on next $500 million and;
0.4700% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4625% on next $5 billion and;
0.4600% over $10 billion

174

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

From November 1, 2017 through February 28, 2018, each of the Funds listed below paid the following rates based on its average daily net assets to HFMC for management fees rendered:

Fund	Management Fee Rates
Balanced Fund	0.6900% on first $500 million and;
0.6250% on next $500 million and;
0.5750% on next $4 billion and;
0.5725% on next $5 billion and;
0.5700% over $10 billion

Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion
0.5150% on next $5 billion and;
0.5000% over $15 billion

Global All-Asset Fund	0.8000% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6600% on next $2.5 billion and;
0.6500% over $5 billion

Multi-Asset Income Fund	0.6000% on first $250 million and;
0.5500% on next $250 million and;
0.5300% on next $500 million and;
0.5100% on next $1.5 billion and;
0.5050% on next $2.5 billion and;
0.5025% on next $5 billion and;
0.5000% over $10 billion

The Global All-Asset Fund’s Cayman Subsidiary (the “Subsidiary”) pays HFMC a management fee at the annual rate of 0.55% of average daily net assets attributable to Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global All-Asset Fund in an amount equal to the management fee paid to it by the Cayman Subsidiary. This waiver will remain in effect for as long as the Investment Manager’s agreement with the Cayman Subsidiary is in place.

The Global Real Asset Fund’s Cayman Subsidiary pays HFMC a management fee at the annual rate of 0.71% of average daily net assets attributable to the Cayman Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global Real Asset Fund in an amount equal to the management fee paid to it by the Cayman Subsidiary. This waiver will remain in effect for as long as the Global Real Asset Fund remains invested in the Cayman Subsidiary.

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Balanced Income Fund, Global All-Asset Fund, and Multi-Asset Income Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Balanced Fund and Global Real Asset Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

175

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2018, HFMC contractually limited the total operating expenses of each of the following Funds through February 28, 2019 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Conservative Allocation Fund(1)	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Global All-Asset Fund(2)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.75%	0.69%
Global Real Asset Fund(3)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%
Multi-Asset Income Fund(3)	1.05%	1.80%	0.75%	1.31%	1.01%	0.75%	N/A	0.65%	0.59%

(1)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(2)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(3)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

From November 1, 2017 through February 28, 2018, HFMC contractually limited the total operating expenses of each of the following Funds as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund(1)	1.18%	N/A	0.93%	1.40%	1.10%	0.80%	N/A	N/A	0.78%
Balanced Income Fund(1)	0.99%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%	0.64%	0.64%
Checks and Balances Fund(2)	1.25%	2.00%	1.00%	1.40%	1.10%	0.80%	N/A	N/A	0.90%
Global All-Asset Fund(3)	1.19%	1.94%	0.94%	1.49%	1.19%	0.89%	N/A	0.84%	0.84%
Growth Allocation Fund(2)	1.50%	2.25%	1.25%	1.70%	1.40%	1.10%	N/A	N/A	1.15%
Moderate Allocation Fund(2)	1.40%	2.15%	1.15%	1.65%	1.35%	1.05%	N/A	N/A	1.05%
Multi-Asset Income Fund(1)	1.05%	1.80%	0.75%	1.35%	1.05%	0.75%	N/A	0.70%	0.65%

(1)

HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(2)

HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(3)

HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2018, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	1.04%	1.76%	0.73%	1.33%	1.06%	0.76%	0.67%	0.66%	0.65%
Balanced Income Fund	0.91%	1.66%	0.65%	1.27%	0.97%	0.68%	0.58%	0.63%	0.58%
Checks and Balances Fund	0.38%	1.15%	0.13%	0.75%	0.47%	0.16%	N/A	N/A	0.04%
Conservative Allocation Fund	0.60%	1.36%	0.36%	0.86%	0.56%	0.26%	N/A	N/A	0.24%
Global All-Asset Fund (consolidated)	1.11%	1.86%	0.83%	1.44%	1.15%	0.81%	0.69%	0.77%	0.74%
Global Real Asset Fund (consolidated)	1.25%	2.00%	0.95%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%
Growth Allocation Fund	0.54%	1.29%	0.24%	0.86%	0.56%	0.26%	N/A	N/A	0.15%
Moderate Allocation Fund	0.52%	1.28%	0.25%	0.87%	0.58%	0.27%	N/A	N/A	0.16%
Multi-Asset Income Fund	0.78%	1.47%	0.68%	0.84%	0.78%	0.72%	N/A	0.61%	0.61%

176

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2018, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Balanced Fund	$909,773	$11,781
Balanced Income Fund	9,463,185	450,441
Checks and Balances Fund	1,472,407	13,570
Conservative Allocation Fund	93,908	1,388
Global All-Asset Fund (consolidated)	77,066	2,479
Global Real Asset Fund (consolidated)	31,081	2,658
Growth Allocation Fund	540,561	9,189
Moderate Allocation Fund	300,002	6,953
Multi-Asset Income Fund	50,954	1,205

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2018, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2018, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced Fund	$2,092
Balanced Income Fund	26,625
Checks and Balances Fund	3,679
Conservative Allocation Fund	278
Global All-Asset Fund (consolidated)	664
Global Real Asset Fund (consolidated)	662
Growth Allocation Fund	1,488
Moderate Allocation Fund	1,029
Multi-Asset Income Fund	151

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

177

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.06%
Class R3	0.02%
Class R4	0.02%
Class R5	0.02%
Class R6	0.004%*
Class F	0.004%*

*	For the period November 1, 2017 through February 28, 2018, the Specified Amount for Class R6 and Class F was equal to 0.00% of average daily net assets.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2018, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	0.14%	0.11%	0.07%	0.02%	0.02%	0.02%	0.00%	0.05%	0.00%
Balanced Income Fund	0.08%	0.08%	0.08%	0.00%	0.01%	0.01%	0.00%	0.05%	0.00%
Checks and Balances Fund	0.09%	0.11%	0.09%	0.01%	0.02%	0.02%	NA	NA	0.00%
Conservative Allocation Fund	0.12%	0.13%	0.14%	0.02%	0.02%	0.02%	NA	NA	0.00%
Global All-Asset Fund (consolidated)	0.13%	0.12%	0.09%	0.02%	0.02%	0.01%	0.00%	0.05%	0.00%
Global Real Asset Fund (consolidated)	0.19%	0.19%	0.06%	0.02%	0.02%	0.01%	NA	0.04%	0.00%
Growth Allocation Fund	0.14%	0.15%	0.09%	0.01%	0.01%	0.01%	NA	NA	0.00%
Moderate Allocation Fund	0.12%	0.12%	0.09%	0.01%	0.01%	0.01%	NA	NA	0.00%
Multi-Asset Income Fund	0.06%	0.09%	0.08%	0.02%	0.02%	0.02%	NA	0.00%	0.00%

Administrative services fees for third-party recordkeeping services were payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees were accrued daily and paid monthly.

8.	Securities Lending:

A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

At October 31, 2018, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)
Balanced Fund	$13,871,412	$13,325,260	$1,040,552	(3)
Balanced Income Fund	38,461,659	39,731,382	—
Global All-Asset Fund (consolidated)	13,451,339	12,609,582	1,374,529	(3)
Global Real Asset Fund (consolidated)	7,692,625	7,300,281	700,040	(3)
Multi-Asset Income Fund	4,495,335	4,623,696	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, non-cash collateral is excluded from the Statement of Assets and Liabilities.

(3)	U.S. Government securities

178

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Balanced Fund
Securities Lending Transactions(1)
Common Stocks	$13,113,335	$—	$—	$—	$13,113,335
Corporate Bonds	211,925	—	—	—	211,925

Total	$13,325,260	$—	$—	$—	$13,325,260

Total Borrowings	$13,325,260	$—	$—	$—	$13,325,260

Gross amount of recognized liabilities for securities lending transactions					$13,325,260

Balanced Income Fund
Securities Lending Transactions(1)
Convertible Bonds	$1,545,164	$—	$—	$—	$1,545,164
Corporate Bonds	38,186,218	—	—	—	38,186,218

Total	$39,731,382	$—	$—	$—	$39,731,382

Total Borrowings	$39,731,382	$—	$—	$—	$39,731,382

Gross amount of recognized liabilities for securities lending transactions					$39,731,382

Global All-Asset Fund (consolidated)
Securities Lending Transactions(1)
Common Stocks	$1,719,714	$—	$—	$—	$1,719,714
Exchange-Traded Funds	10,889,868	—	—	—	10,889,868

Total	$12,609,582	$—	$—	$—	$12,609,582

Total Borrowings	$12,609,582	$—	$—	$—	$12,609,582

Gross amount of recognized liabilities for securities lending transactions					$12,609,582

Global Real Asset Fund (consolidated)
Securities Lending Transactions(1)
Common Stocks	$5,782,522	$—	$—	$—	$5,782,522
Exchange-Traded Funds	1,517,759	—	—	—	1,517,759

Total	$7,300,281	$—	$—	$—	$7,300,281

Total Borrowings	$7,300,281	$—	$—	$—	$7,300,281

Gross amount of recognized liabilities for securities lending transactions					$7,300,281

Multi-Asset Income Fund
Securities Lending Transactions(1)
Common Stocks	$455,818	$—	$—	$—	$455,818
Convertible Bonds	2,367	—	—	—	2,367
Corporate Bonds	6,290	—	—	—	6,290
Exchange-Traded Funds	4,159,221	—	—	—	4,159,221

Total	$4,623,696	$—	$—	$—	$4,623,696

Total Borrowings	$4,623,696	$—	$—	$—	$4,623,696

Gross amount of recognized liabilities for securities lending transactions					$4,623,696

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

9.	Affiliate Holdings:

As of October 31, 2018, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Fund	—	—	—	—	—	—	1%	—	—
Conservative Allocation Fund	—	—	—	—	—	—	—	—	100%
Global All-Asset Fund (consolidated)	—	—	—	—	—	4%	100%	—	—
Global Real Asset Fund (consolidated)	—	—	—	—	—	90%	—	—	—
Growth Allocation Fund	—	—	—	—	—	—	—	—	100%
Moderate Allocation Fund	—	—	—	—	—	—	—	—	100%
Multi-Asset Income Fund	50%	19%	11%	100%	100%	100%	—	98%	—

179

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Balanced Fund	—	—	—	—	—	—		—	%*	—	—
Conservative Allocation Fund	—	—	—	—	—	—		—		—	—	%*
Global All-Asset Fund (consolidated)	—	—	—	—	—	—	%*	—	%*	—	—
Global Real Asset Fund (consolidated)	—	—	—	—	—	—	%*	—		—	—
Growth Allocation Fund	—	—	—	—	—	—		—		—	—	%*
Moderate Allocation Fund	—	—	—	—	—	—		—		—	—	%*
Multi-Asset Income Fund	8%	3%	3%	3%	3%	3%		—		33%	—

*	Percentage rounds to zero.

As of October 31, 2018, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Fund	Percentage of Fund(1)
Balanced Income Fund	— %*
Global All-Asset Fund (consolidated)	20%
Global Real Asset Fund (consolidated)	37%

(1)	As of October 31, 2018, the affiliated funds of funds were invested in Class F shares.
*	Percentage rounds to zero.

10.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the year ended October 31, 2018 follows:

Affiliated Investment Companies	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income	Capital Gain Distributions
Checks and Balances Fund
Hartford Total Return Bond ETF	$—	$301,499,975	$—	$—	$(2,384,529)	$299,115,446	7,796,571	$613,532	$—
The Hartford Capital Appreciation Fund, Class F	576,668,240	76,735,750	103,017,213	4,207,170	(54,014,166)	500,579,781	13,145,477	5,938,999	70,796,751
The Hartford Dividend and Growth Fund, Class F	574,682,646	63,679,318	92,585,513	4,473,435	(40,004,621)	510,245,265	20,009,618	10,015,611	53,663,705
The Hartford Total Return Bond Fund, Class F	566,383,925	20,812,165	341,850,869	(11,225,764)	(16,862,854)	217,256,603	21,945,111	20,502,543	—

	$1,717,734,811	$462,727,208	$537,453,595	$(2,545,159)	$(113,266,170)	$1,527,197,095	62,896,777	$37,070,685	$124,460,456

Conservative Allocation Fund
Hartford Core Equity Fund, Class F	$10,180,232	$456,298	$3,361,935	$491,762	$121,501	$7,887,858	260,497	$122,488	$257,840
Hartford Multifactor Developed Markets (ex-US) ETF	—	1,172,688	—	—	(99,777)	1,072,911	39,900	12,793	—
Hartford Multifactor US Equity ETF		2,929,143	—	—	(55,281)	2,873,862	94,040	22,805	—
Hartford Quality Value Fund, Class F	—	5,061,110	650,484	6,719	(134,226)	4,283,119	216,647	36,395	92,781
Hartford Real Total Return Fund, Class F	5,110,387	427,486	5,060,162	(386,859)	(90,852)	—	—	424,478	—
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	—	5,830,853	543,643	(73,887)	(539,732)	4,673,591	532,300	262,580	33,998
Hartford Schroders International Multi-Cap Value Fund, Class F	3,824,837	923,413	923,213	79,842	(518,745)	3,386,134	377,495	103,468	41,786

180

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Affiliated Investment Companies	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income	Capital Gain Distributions
Conservative Allocation Fund – (continued)
Hartford Short Duration ETF	$—	$10,156,270	$—	$—	$(14,655)	$10,141,615	253,458	$29,780	$—
Hartford Small Cap Core Fund, Class F	2,550,369	246,354	1,607,881	102,904	(160,578)	1,131,168	82,688	10,487	106,547
The Hartford Equity Income Fund, Class F	10,174,434	811,006	3,703,387	211,414	(693,524)	6,799,943	352,511	176,433	498,794
The Hartford Global All-Asset Fund, Class F	6,366,521	791,152	1,651,620	(41,516)	(1,031,035)	4,433,502	446,026	791,151	—
The Hartford Global Real Asset Fund, Class F	2,550,559	225,988	475,726	27,187	(115,025)	2,212,983	245,887	90,003	—
The Hartford Growth Opportunities Fund, Class F	2,571,595	426,302	822,237	163,200	(113,521)	2,225,339	46,294	—	201,066
The Hartford Inflation Plus Fund, Class F	5,084,739	601,363	733,763	(33,902)	(252,981)	4,665,456	443,063	237,255	—
The Hartford International Opportunities Fund, Class F	5,108,282	1,180,978	1,607,062	181,461	(897,487)	3,966,172	271,470	83,170	175,687
The Hartford International Small Company Fund, Class F	1,280,888	117,449	1,366,063	166,177	(198,451)	—	—	20,838	78,159
The Hartford MidCap Fund, Class F	7,649,332	453,563	5,429,841	868,686	(725,972)	2,815,768	90,949	—	224,951
The Hartford Quality Bond Fund, Class F	17,832,769	1,765,083	2,352,819	(63,374)	(672,728)	16,508,931	1,728,684	488,628	—
The Hartford Short Duration Fund, Class F	10,190,805	1,266,858	11,324,443	(113,962)	(19,258)	—	—	211,202	—
The Hartford Strategic Income Fund, Class F	11,440,663	707,386	3,860,747	23,490	(606,217)	7,704,575	913,947	554,139	—
The Hartford Total Return Bond Fund, Class F	14,016,742	2,667,931	2,063,499	(60,747)	(763,126)	13,797,301	1,393,667	588,535	—
The Hartford World Bond Fund, Class F	11,451,579	1,370,411	2,068,565	69,772	181,572	11,004,769	1,024,653	41,290	—

	$127,384,733	$39,589,085	$49,607,090	$1,618,367	$(7,400,098)	$111,584,997	8,814,176	$4,307,918	$1,711,609

Growth Allocation Fund
Hartford Core Equity Fund, Class F	$109,905,787	$4,115,106	$22,426,884	$3,307,324	$3,301,428	$98,202,761	3,243,156	$1,325,302	$2,789,804
Hartford Multifactor Developed Markets (ex-US) ETF	—	26,552,067	—	—	(2,263,406)	24,288,661	903,260	289,619	—
Hartford Multifactor US Equity ETF	—	45,686,607	—	—	(1,177,189)	44,509,418	1,456,460	374,663	—
Hartford Quality Value Fund, Class F	—	51,154,365	230,986	3,562	(2,039,611)	48,887,330	2,472,804	295,402	753,061
Hartford Real Total Return Fund, Class F	20,139,460	1,518,453	19,924,689	(1,380,287)	(352,937)	—	—	1,518,453	—
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	—	14,729,116	754,323	(79,218)	(1,665,491)	12,230,084	1,392,948	800,816	182,916
Hartford Schroders International Multi-Cap Value Fund, Class F	40,881,292	7,383,538	—	—	(5,694,519)	42,570,311	4,745,854	1,270,538	487,175
Hartford Short Duration ETF	—	23,472,915	—	—	(30,379)	23,442,536	585,873	61,315	—
Hartford Small Cap Core Fund, Class F	54,558,972	2,621,196	32,388,349	2,324,244	(3,258,522)	23,857,541	1,743,972	321,246	2,299,951
The Hartford Equity Income Fund, Class F	75,052,659	9,604,405	5,703,312	453,058	(4,897,965)	74,508,845	3,862,563	1,609,963	3,710,367
The Hartford Global All-Asset Fund, Class F	27,467,767	3,396,810	1,162,376	(37,192)	(5,060,335)	24,604,674	2,475,319	3,396,810	—
The Hartford Global Real Asset Fund, Class F	27,335,358	1,243,440	3,054,477	175,470	(1,177,083)	24,522,708	2,724,745	968,145	—

181

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Affiliated Investment Companies	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income	Capital Gain Distributions

Growth Allocation Fund – (continued)
The Hartford Growth Opportunities Fund, Class F	$62,462,933	$4,848,284	$44,759,430	$6,794,816	$(6,411,993)	$22,934,610	477,109	$—	$4,848,284
The Hartford International Opportunities Fund, Class F	61,824,474	3,264,189	10,274,277	1,064,241	(10,051,143)	45,827,484	3,136,720	1,004,345	2,121,553
The Hartford International Small Company Fund, Class F	34,568,592	2,664,581	28,830,240	3,813,172	(6,032,269)	6,183,836	443,922	560,860	2,103,720
The Hartford MidCap Fund, Class F	89,355,582	3,052,061	62,945,402	10,783,037	(8,233,180)	32,012,098	1,033,983	—	3,052,061
The Hartford Quality Bond Fund, Class F	26,462,698	1,565,899	2,460,462	(88,099)	(1,042,335)	24,437,701	2,558,922	733,042	—
The Hartford Short Duration Fund, Class F	13,393,439	631,853	13,822,132	(176,513)	(26,647)	—	—	322,319	—
The Hartford Strategic Income Fund, Class F	19,986,180	557,054	13,878,975	173,988	(735,091)	6,103,156	723,981	557,054	—
The Hartford World Bond Fund, Class F	19,792,435	5,626,653	1,454,361	51,093	414,734	24,430,554	2,274,726	77,151	—

	$683,187,628	$213,688,592	$264,070,675	$27,182,696	$(56,433,933)	$603,554,308	36,256,317	$15,487,043	$22,348,892

Moderate Allocation Fund
Hartford Core Equity Fund, Class F	$67,108,862	$2,478,585	$27,178,799	$3,562,051	$21,877	$45,992,576	1,518,909	$798,248	$1,680,337
Hartford Multifactor Developed Markets (ex-US) ETF	—	14,014,690	—	—	(1,212,630)	12,802,060	476,090	152,652	—
Hartford Multifactor US Equity ETF	—	22,965,529	—	—	(463,590)	22,501,939	736,320	178,563	—
Hartford Real Total Return Fund, Class F	18,991,847	1,582,105	18,792,025	(1,449,102)	(332,825)	—	—	1,582,105	—
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	—	13,569,316	37,427	74	(1,594,706)	11,937,257	1,359,597	690,718	126,535
Hartford Schroders International Multi-Cap Value Fund, Class F	19,097,111	5,803,593	213,727	20,605	(2,947,073)	21,760,509	2,425,921	592,293	207,483
Hartford Short Duration ETF	—	20,461,314	—	—	(27,915)	20,433,399	510,669	56,728	—
Hartford Small Cap Core Fund, Class F	28,644,736	1,344,490	17,816,771	1,333,482	(1,743,266)	11,762,671	859,844	152,057	1,192,434
The Hartford Equity Income Fund, Class F	42,893,533	2,958,181	6,477,765	431,845	(2,803,259)	37,002,535	1,918,224	868,500	2,089,681
The Hartford Global All-Asset Fund, Class F	23,982,018	2,948,869	729,536	19,648	(4,450,775)	21,770,224	2,190,163	2,948,868	—
The Hartford Global Real Asset Fund, Class F	14,341,785	588,523	1,678,184	102,824	(614,868)	12,740,080	1,415,564	501,964	—
The Hartford Growth Opportunities Fund, Class F	24,216,171	1,870,614	14,526,339	2,212,255	(2,056,016)	11,716,685	243,742	—	1,870,614
The Hartford Inflation Plus Fund, Class F	9,382,288	1,560,380	1,525	4	(549,651)	10,391,496	986,847	442,383	—
The Hartford International Opportunities Fund, Class F	38,469,501	1,936,708	11,864,040	1,259,076	(6,061,403)	23,739,842	1,624,904	620,007	1,309,686

182

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

Affiliated Investment Companies	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income	Capital Gain Distributions

Moderate Allocation Fund – (continued)
The Hartford International Small Company Fund, Class F	$14,474,276	$1,105,988	$9,948,225	$1,288,998	$(2,618,260)	$4,302,777	308,886	$232,797	$873,191
The Hartford MidCap Fund, Class F	43,196,944	1,470,647	29,775,132	4,930,125	(3,925,199)	15,897,385	513,481	—	1,470,647
The Hartford Quality Bond Fund, Class F	42,135,594	1,656,519	3,062,928	(95,781)	(1,659,431)	38,973,973	4,081,044	1,140,981	—
The Hartford Quality Value Fund, Class F	—	26,237,597	1,071,648	29,550	(953,916)	24,241,583	1,226,180	135,672	345,867
The Hartford Short Duration Fund, Class F	9,431,883	5,841,580	15,126,004	(128,700)	(18,759)	—	—	277,873	—
The Hartford Strategic Income Fund, Class F	32,797,337	1,362,153	15,434,391	115,527	(1,529,383)	17,311,243	2,053,528	1,362,153	—
The Hartford Total Return Bond Fund, Class F	14,079,129	8,869,178	166,620	(2,711)	(1,071,131)	21,707,845	2,192,712	769,633	—
The Hartford World Bond Fund, Class F	33,004,630	3,835,925	7,214,314	201,069	471,058	30,298,368	2,821,077	107,373	—

	$476,247,645	$144,462,484	$181,115,400	$13,830,839	$(36,141,121)	$417,284,447	29,463,702	$13,611,568	$11,166,475

11.	Investment Transactions:

For the year ended October 31, 2018, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced Fund	$532,150,087	$546,253,353	$81,482,130	$86,448,694	$613,632,217	$632,702,047
Balanced Income Fund	5,348,240,676	5,313,942,854	601,974,986	342,334,488	5,950,215,662	5,656,277,342
Checks and Balances Fund	462,727,208	537,453,595	—	—	462,727,208	537,453,595
Conservative Allocation Fund	39,589,082	49,607,092	—	—	39,589,082	49,607,092
Global All-Asset Fund (consolidated)	149,357,329	184,831,252	12,611,639	17,316,830	161,968,968	202,148,082
Global Real Asset Fund (consolidated)	233,400,937	220,836,790	63,413,066	54,222,853	296,814,003	275,059,643
Growth Allocation Fund	213,688,593	264,070,678	—	—	213,688,593	264,070,678
Moderate Allocation Fund	144,462,484	181,115,403	—	—	144,462,484	181,115,403
Multi-Asset Income Fund	37,057,938	31,686,647	3,150,177	3,112,154	40,208,115	34,798,801

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2018, and the year ended October 31, 2017.

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	4,435,877	$107,107,255	2,710,628	$60,195,271
Shares Issued for Reinvested Dividends	335,636	8,103,736	333,574	7,434,317
Shares Redeemed	(3,905,095)	(94,687,551)	(5,365,412)	(118,713,800)
Shares converted (from) Class B into Class A	—	—	42,210	936,699

Net Increase (Decrease)	866,418	20,523,440	(2,279,000)	(50,147,513)

Class B(1)
Shares Sold	—	$—	2,256	$50,124
Shares Issued for Reinvested Dividends	—	—	42	922
Shares Redeemed	—	—	(67,676)	(1,500,024)
Shares converted (from) Class B into Class A	—	—	(42,355)	(936,699)

Net Increase (Decrease)	—	—	(107,733)	(2,385,677)

183

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Balanced Fund – (continued)
Class C
Shares Sold	1,059,627	$25,679,406	1,152,914	$25,504,218
Shares Issued for Reinvested Dividends	40,972	988,792	37,591	837,890
Shares Redeemed	(3,652,532)	(88,210,392)	(1,784,681)	(39,568,241)

Net Increase (Decrease)	(2,551,933)	(61,542,194)	(594,176)	(13,226,133)

Class I
Shares Sold	1,239,085	$30,019,152	4,157,550	$91,784,159
Shares Issued for Reinvested Dividends	33,913	819,760	41,424	923,735
Shares Redeemed	(1,108,878)	(26,838,319)	(3,485,719)	(78,730,591)

Net Increase (Decrease)	164,120	4,000,593	713,255	13,977,303

Class R3
Shares Sold	19,256	$474,206	36,488	$802,750
Shares Issued for Reinvested Dividends	959	23,364	1,136	25,427
Shares Redeemed	(46,512)	(1,146,979)	(87,516)	(1,955,382)

Net Increase (Decrease)	(26,297)	(649,409)	(49,892)	(1,127,205)

Class R4
Shares Sold	53,982	$1,334,473	46,371	$1,037,733
Shares Issued for Reinvested Dividends	1,001	24,585	649	14,751
Shares Redeemed	(4,795)	(119,700)	(18,082)	(421,812)

Net Increase (Decrease)	50,188	1,239,358	28,938	630,672

Class R5
Shares Sold	1,112	$27,224	3,180	$71,499
Shares Issued for Reinvested Dividends	93	2,273	113	2,541
Shares Redeemed	(1,456)	(36,453)	(8,958)	(202,783)

Net Increase (Decrease)	(251)	(6,956)	(5,665)	(128,743)

Class R6(2)
Shares Sold	66,369	$1,665,912	—	$—
Shares Issued for Reinvested Dividends	269	6,811	—	—
Shares Redeemed	(427)	(10,756)	—	—

Net Increase (Decrease)	66,211	1,661,967	—	—

Class Y
Shares Sold	233,732	$5,749,511	275,099	$6,254,104
Shares Issued for Reinvested Dividends	10,464	255,995	6,673	151,452
Shares Redeemed	(137,058)	(3,374,077)	(81,956)	(1,846,897)

Net Increase (Decrease)	107,138	2,631,429	199,816	4,558,659

Class F(3)
Shares Sold	1,877,283	$45,454,244	3,061,670	$69,560,331
Shares Issued for Reinvested Dividends	65,261	1,575,435	10,813	250,092
Shares Redeemed	(771,319)	(18,739,707)	(101,678)	(2,355,559)

Net Increase (Decrease)	1,171,225	28,289,972	2,970,805	67,454,864

Total Net Increase (Decrease)	(153,181)	$(3,851,800)	876,348	$19,606,227

Balanced Income Fund
Class A
Shares Sold	38,989,719	$560,417,398	55,849,826	$792,589,987
Shares Issued for Reinvested Dividends	11,976,590	173,097,317	7,753,873	109,320,326
Shares Redeemed	(48,182,103)	(691,461,657)	(63,785,486)	(903,089,092)
Shares converted (from) Class B into Class A	—	—	49,687	705,825

Net Increase (Decrease)	2,784,206	42,053,058	(132,100)	(472,954)

Class B(1)
Shares Sold	—	$—	20,079	$281,496
Shares Issued for Reinvested Dividends	—	—	9,027	125,456
Shares Redeemed	—	—	(453,573)	(6,432,069)
Shares converted (from) Class B into Class A	—	—	(49,775)	(705,825)

Net Increase (Decrease)	—	—	(474,242)	(6,730,942)

Class C
Shares Sold	39,169,803	$556,665,816	62,088,463	$868,162,727
Shares Issued for Reinvested Dividends	11,317,577	161,588,478	6,421,244	89,155,610
Shares Redeemed	(55,798,286)	(786,192,687)	(50,788,009)	(712,568,633)

Net Increase (Decrease)	(5,310,906)	(67,938,393)	17,721,698	244,749,704

184

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Balanced Income Fund – (continued)
Class I
Shares Sold	72,425,805	$1,043,575,637	177,455,753	$2,510,893,054
Shares Issued for Reinvested Dividends	11,073,938	159,966,220	7,220,669	102,019,756
Shares Redeemed	(86,913,001)	(1,243,543,615)	(124,186,986)	(1,777,200,299)

Net Increase (Decrease)	(3,413,258)	(40,001,758)	60,489,436	835,712,511

Class R3
Shares Sold	2,337,951	$33,786,116	4,257,465	$60,475,744
Shares Issued for Reinvested Dividends	771,382	11,195,450	443,013	6,267,247
Shares Redeemed	(3,965,344)	(56,851,483)	(2,301,405)	(32,849,396)

Net Increase (Decrease)	(856,011)	(11,869,917)	2,399,073	33,893,595

Class R4
Shares Sold	3,125,278	$44,518,886	2,729,542	$38,622,683
Shares Issued for Reinvested Dividends	397,154	5,763,412	253,034	3,580,253
Shares Redeemed	(2,169,581)	(31,291,240)	(3,309,402)	(46,615,718)

Net Increase (Decrease)	1,352,851	18,991,058	(326,826)	(4,412,782)

Class R5
Shares Sold	1,554,016	$22,260,222	1,270,706	$18,036,403
Shares Issued for Reinvested Dividends	172,124	2,500,002	103,215	1,465,598
Shares Redeemed	(994,252)	(14,287,617)	(613,777)	(8,770,210)

Net Increase (Decrease)	731,888	10,472,607	760,144	10,731,791

Class R6
Shares Sold	4,659,599	$68,769,166	2,072,374	$29,696,025
Shares Issued for Reinvested Dividends	276,257	4,021,864	47,953	689,040
Shares Redeemed	(782,721)	(11,296,936)	(721,821)	(10,375,104)

Net Increase (Decrease)	4,153,135	61,494,094	1,398,506	20,009,961

Class Y
Shares Sold	5,164,597	$75,162,234	6,866,906	$98,856,609
Shares Issued for Reinvested Dividends	505,076	7,369,670	255,362	3,643,214
Shares Redeemed	(3,584,418)	(51,827,904)	(4,967,610)	(70,801,957)

Net Increase (Decrease)	2,085,255	30,704,000	2,154,658	31,697,866

Class F(3)
Shares Sold	38,725,683	$558,594,386	77,328,045	$1,114,526,163
Shares Issued for Reinvested Dividends	5,126,410	73,959,942	495,817	7,249,798
Shares Redeemed	(15,738,250)	(224,991,431)	(1,699,627)	(24,883,220)

Net Increase (Decrease)	28,113,843	407,562,897	76,124,235	1,096,892,741

Total Net Increase (Decrease)	29,641,003	$451,467,646	160,114,582	$2,262,071,491

Checks and Balances Fund
Class A
Shares Sold	13,647,976	$130,595,113	10,994,175	$109,199,367
Shares Issued for Reinvested Dividends	17,231,912	166,645,244	11,567,449	110,476,211
Shares Redeemed	(24,632,663)	(239,357,486)	(36,842,819)	(366,173,646)
Shares converted (from) Class B into Class A	—	—	429,071	4,240,310

Net Increase (Decrease)	6,247,225	57,882,871	(13,852,124)	(142,257,758)

Class B(1)
Shares Sold	—	$—	4,078	$39,341
Shares Issued for Reinvested Dividends	—	—	209,508	1,977,631
Shares Redeemed	—	—	(3,048,874)	(30,112,666)
Shares converted (from) Class B into Class A	—	—	(430,934)	(4,240,310)

Net Increase (Decrease)	—	—	(3,266,222)	(32,336,004)

Class C
Shares Sold	1,826,905	$17,655,502	2,007,292	$19,819,604
Shares Issued for Reinvested Dividends	3,725,819	35,807,820	2,436,346	22,979,876
Shares Redeemed	(13,717,967)	(130,692,358)	(8,077,828)	(79,907,798)

Net Increase (Decrease)	(8,165,243)	(77,229,036)	(3,634,190)	(37,108,318)

Class I
Shares Sold	2,706,536	$26,276,349	2,900,940	$29,037,809
Shares Issued for Reinvested Dividends	762,800	7,387,825	352,722	3,385,025
Shares Redeemed	(2,363,467)	(22,868,401)	(1,675,303)	(16,732,609)

Net Increase (Decrease)	1,105,869	10,795,773	1,578,359	15,690,225

185

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Checks and Balances Fund – (continued)
Class R3
Shares Sold	212,507	$2,058,040	469,612	$4,667,384
Shares Issued for Reinvested Dividends	233,285	2,247,730	123,675	1,174,635
Shares Redeemed	(497,519)	(4,821,060)	(285,601)	(2,847,265)

Net Increase (Decrease)	(51,727)	(515,290)	307,686	2,994,754

Class R4
Shares Sold	58,977	$568,308	83,209	$818,595
Shares Issued for Reinvested Dividends	72,587	699,777	38,100	362,929
Shares Redeemed	(93,792)	(903,239)	(59,509)	(590,302)

Net Increase (Decrease)	37,772	364,846	61,800	591,222

Class R5
Shares Sold	217,070	$2,162,578	19,134	$188,847
Shares Issued for Reinvested Dividends	35,784	347,064	40,334	384,678
Shares Redeemed	(400,829)	(3,834,155)	(356,798)	(3,404,835)

Net Increase (Decrease)	(147,975)	(1,324,513)	(297,330)	(2,831,310)

Class F(3)
Shares Sold	27,669	$273,932	138,501	$1,398,847
Shares Issued for Reinvested Dividends	15,522	150,980	500	5,165
Shares Redeemed	(136,447)	(1,331,405)	(1,293)	(13,423)

Net Increase (Decrease)	(93,256)	(906,493)	137,708	1,390,589

Total Net Increase (Decrease)	(1,067,335)	$(10,931,842)	(18,964,313)	$(193,866,600)

Conservative Allocation Fund
Class A
Shares Sold	1,549,759	$16,111,362	1,280,277	$12,942,875
Shares Issued for Reinvested Dividends	239,137	2,498,985	120,782	1,180,038
Shares Redeemed	(1,746,761)	(18,321,546)	(2,987,799)	(30,149,508)
Shares converted (from) Class B into Class A	—	—	21,821	220,942

Net Increase (Decrease)	42,135	288,801	(1,564,919)	(15,805,653)

Class B(1)
Shares Sold	—	$—	175	$1,713
Shares Redeemed	—	—	(125,126)	(1,251,654)
Shares converted (from) Class B into Class A	—	—	(22,028)	(220,942)

Net Increase (Decrease)	—	—	(146,979)	(1,470,883)

Class C
Shares Sold	653,720	$6,744,734	575,086	$5,729,978
Shares Issued for Reinvested Dividends	51,671	533,764	15,994	154,501
Shares Redeemed	(1,497,403)	(15,264,112)	(1,286,163)	(12,956,371)

Net Increase (Decrease)	(792,012)	(7,985,614)	(695,083)	(7,071,892)

Class I
Shares Sold	61,799	$648,422	154,174	$1,570,817
Shares Issued for Reinvested Dividends	4,857	50,753	1,991	19,448
Shares Redeemed	(120,586)	(1,265,929)	(94,154)	(967,765)

Net Increase (Decrease)	(53,930)	(566,754)	62,011	622,500

Class R3
Shares Sold	64,851	$680,503	85,561	$860,392
Shares Issued for Reinvested Dividends	18,111	189,259	10,047	98,160
Shares Redeemed	(333,785)	(3,464,341)	(295,698)	(3,007,163)

Net Increase (Decrease)	(250,823)	(2,594,579)	(200,090)	(2,048,611)

Class R4
Shares Sold	87,318	$913,861	84,615	$853,470
Shares Issued for Reinvested Dividends	7,995	83,543	3,075	30,074
Shares Redeemed	(108,683)	(1,134,029)	(72,305)	(725,775)

Net Increase (Decrease)	(13,370)	(136,625)	15,385	157,769

Class R5
Shares Sold	30,467	$321,375	26,935	$273,714
Shares Issued for Reinvested Dividends	6,115	64,019	3,966	38,830
Shares Redeemed	(68,456)	(725,770)	(45,973)	(472,103)

Net Increase (Decrease)	(31,874)	(340,376)	(15,072)	(159,559)

186

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Conservative Allocation Fund – (continued)
Class F(3)
Shares Sold	—	$—	997	$10,000
Shares Issued for Reinvested Dividends	34	351	—	—

Net Increase (Decrease)	34	351	997	10,000

Total Net Increase (Decrease)	(1,099,840)	$(11,334,796)	(2,543,750)	$(25,766,329)

Global All-Asset Fund (consolidated)
Class A
Shares Sold	649,288	$6,802,673	373,191	$4,183,577
Shares Issued for Reinvested Dividends	1,145,597	12,292,257	174,055	1,811,915
Shares Redeemed	(1,997,299)	(21,659,434)	(3,155,689)	(34,719,600)

Net Increase (Decrease)	(202,414)	(2,564,504)	(2,608,443)	(28,724,108)

Class C
Shares Sold	388,058	$4,154,647	231,696	$2,538,562
Shares Issued for Reinvested Dividends	554,910	5,882,041	43,669	449,793
Shares Redeemed	(1,659,593)	(17,574,119)	(2,088,815)	(22,630,075)

Net Increase (Decrease)	(716,625)	(7,537,431)	(1,813,450)	(19,641,720)

Class I
Shares Sold	2,459,131	$26,538,300	1,480,458	$16,650,810
Shares Issued for Reinvested Dividends	345,265	3,715,049	53,789	561,556
Shares Redeemed	(1,914,962)	(20,871,759)	(1,944,550)	(21,644,484)

Net Increase (Decrease)	889,434	9,381,590	(410,303)	(4,432,118)

Class R3
Shares Sold	20,138	$218,274	23,484	$264,861
Shares Issued for Reinvested Dividends	22,201	238,211	2,469	25,727
Shares Redeemed	(64,362)	(696,768)	(37,447)	(414,643)

Net Increase (Decrease)	(22,023)	(240,283)	(11,494)	(124,055)

Class R4
Shares Sold	14,935	$166,437	23,126	$265,338
Shares Issued for Reinvested Dividends	6,293	68,404	773	8,147
Shares Redeemed	(97,485)	(1,066,951)	(15,259)	(172,842)

Net Increase (Decrease)	(76,257)	(832,110)	8,640	100,643

Class R5
Shares Sold	26,657	$278,574	—	$—
Shares Issued for Reinvested Dividends	145	1,551	21	228
Shares Redeemed	(6)	(64)	—	—

Net Increase (Decrease)	26,796	280,061	21	228

Class R6(2)
Shares Sold	929	$10,000	—	$—

Net Increase (Decrease)	929	10,000	—	—

Class Y
Shares Sold	122,502	$1,316,060	98,291	$1,084,008
Shares Issued for Reinvested Dividends	293,012	3,155,740	163,400	1,707,526
Shares Redeemed	(496,892)	(5,350,808)	(6,287,238)	(69,438,805)

Net Increase (Decrease)	(81,378)	(879,008)	(6,025,547)	(66,647,271)

Class F(3)
Shares Sold	1,153,257	$12,393,116	5,901,790	$65,414,902
Shares Issued for Reinvested Dividends	728,115	7,834,513	—	—
Shares Redeemed	(496,285)	(5,388,333)	(644,409)	(7,461,266)

Net Increase (Decrease)	1,385,087	14,839,296	5,257,381	57,953,636

Total Net Increase (Decrease)	1,203,549	$12,457,611	(5,603,195)	$(61,514,765)

Global Real Asset Fund (consolidated)
Class A
Shares Sold	584,612	$5,568,066	236,040	$2,118,830
Shares Issued for Reinvested Dividends	56,648	533,621	9,314	83,080
Shares Redeemed	(475,065)	(4,514,397)	(771,848)	(6,911,825)

Net Increase (Decrease)	166,195	1,587,290	(526,494)	(4,709,915)

187

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Global Real Asset Fund (consolidated) – (continued)
Class C
Shares Sold	24,069	$222,034	48,334	$423,642
Shares Issued for Reinvested Dividends	14,505	134,313	—	—
Shares Redeemed	(292,821)	(2,721,381)	(294,201)	(2,564,402)

Net Increase (Decrease)	(254,247)	(2,365,034)	(245,867)	(2,140,760)

Class I
Shares Sold	2,418,003	$22,917,661	1,109,209	$9,889,242
Shares Issued for Reinvested Dividends	90,742	852,977	17,964	159,886
Shares Redeemed	(1,653,192)	(15,652,851)	(902,314)	(8,052,674)

Net Increase (Decrease)	855,553	8,117,787	224,859	1,996,454

Class R3
Shares Sold	5,073	$47,869	4,446	$40,167
Shares Issued for Reinvested Dividends	249	2,363	36	326
Shares Redeemed	(9,990)	(95,312)	(2,912)	(26,327)

Net Increase (Decrease)	(4,668)	(45,080)	1,570	14,166

Class R4
Shares Sold	4,377	$42,130	4,641	$41,230
Shares Issued for Reinvested Dividends	1,377	12,990	168	1,499
Shares Redeemed	(28,894)	(277,486)	(17,682)	(156,111)

Net Increase (Decrease)	(23,140)	(222,366)	(12,873)	(113,382)

Class R5
Shares Sold	9,271	$86,900	2,170	$19,312
Shares Issued for Reinvested Dividends	255	2,404	44	392
Shares Redeemed	(15,488)	(150,073)	(736)	(6,512)

Net Increase (Decrease)	(5,962)	(60,769)	1,478	13,192

Class Y
Shares Sold	1,539,199	$14,573,429	8,970,591	$79,402,563
Shares Issued for Reinvested Dividends	435,699	4,095,568	209,704	1,868,453
Shares Redeemed	(834,790)	(7,905,380)	(20,218,240)	(181,316,715)

Net Increase (Decrease)	1,140,108	10,763,617	(11,037,945)	(100,045,699)

Class F
Shares Sold	1,802,386	$17,036,262	18,904,061	$169,606,675
Shares Issued for Reinvested Dividends	421,001	3,953,204	—	—
Shares Redeemed	(1,824,036)	(17,382,113)	(6,960,113)	(63,784,577)

Net Increase (Decrease)	399,351	3,607,353	11,943,948	105,822,098

Total Net Increase (Decrease)	2,273,190	$21,382,798	348,676	$836,154

Growth Allocation Fund
Class A
Shares Sold	6,511,095	$80,477,287	2,780,150	$31,485,894
Shares Issued for Reinvested Dividends	929,183	11,512,571	199,666	2,134,449
Shares Redeemed	(6,456,458)	(81,189,891)	(11,414,758)	(128,337,872)
Shares converted (from) Class B into Class A	—	—	255,094	2,855,654

Net Increase (Decrease)	983,820	10,799,967	(8,179,848)	(91,861,875)

Class B(1)
Shares Sold	—	$—	1,805	$19,205
Shares Redeemed	—	—	(465,821)	(5,200,137)
Shares converted (from) Class B into Class A	—	—	(257,562)	(2,855,654)

Net Increase (Decrease)	—	—	(721,578)	(8,036,586)

Class C
Shares Sold	499,510	$6,156,978	608,514	$6,736,162
Shares Issued for Reinvested Dividends	182,505	2,230,210	—	—
Shares Redeemed	(6,920,371)	(84,011,273)	(4,174,293)	(46,202,552)

Net Increase (Decrease)	(6,238,356)	(75,624,085)	(3,565,779)	(39,466,390)

Class I
Shares Sold	487,090	$6,102,168	588,108	$6,649,801
Shares Issued for Reinvested Dividends	21,881	269,350	4,420	46,942
Shares Redeemed	(444,247)	(5,576,845)	(466,129)	(5,234,834)

Net Increase (Decrease)	64,724	794,673	126,399	1,461,909

188

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Growth Allocation Fund – (continued)
Class R3
Shares Sold	92,979	$1,148,156	92,332	$1,016,876
Shares Issued for Reinvested Dividends	19,315	233,899	1,262	13,195
Shares Redeemed	(182,012)	(2,207,354)	(308,137)	(3,391,987)

Net Increase (Decrease)	(69,718)	(825,299)	(214,543)	(2,361,916)

Class R4
Shares Sold	79,723	$998,097	76,186	$858,078
Shares Issued for Reinvested Dividends	19,968	246,007	4,931	52,419
Shares Redeemed	(295,750)	(3,681,689)	(351,332)	(3,949,880)

Net Increase (Decrease)	(196,059)	(2,437,585)	(270,215)	(3,039,383)

Class R5
Shares Sold	98,933	$1,233,696	59,945	$680,553
Shares Issued for Reinvested Dividends	11,636	144,172	3,619	38,687
Shares Redeemed	(101,267)	(1,273,685)	(86,775)	(1,011,122)

Net Increase (Decrease)	9,302	104,183	(23,211)	(291,882)

Class F(3)
Shares Sold	—	$—	903	$10,000
Shares Issued for Reinvested Dividends	25	306	—	—

Net Increase (Decrease)	25	306	903	10,000

Total Net Increase (Decrease)	(5,446,262)	$(67,187,840)	(12,847,872)	$(143,586,123)

Moderate Allocation Fund
Class A
Shares Sold	4,472,687	$53,920,906	1,801,060	$20,935,992
Shares Issued for Reinvested Dividends	1,281,470	15,648,876	289,046	3,199,746
Shares Redeemed	(4,682,922)	(57,432,113)	(7,794,121)	(90,013,439)
Shares converted (from) Class B into Class A	—	—	83,450	969,634

Net Increase (Decrease)	1,071,235	12,137,669	(5,620,565)	(64,908,067)

Class B(1)
Shares Sold	—	$—	11,356	$123,479
Shares Redeemed	—	—	(338,749)	(3,827,205)
Shares converted (from) Class B into Class A	—	—	(85,047)	(969,634)

Net Increase (Decrease)	—	—	(412,440)	(4,673,360)

Class C
Shares Sold	435,476	$5,245,612	297,509	$3,374,935
Shares Issued for Reinvested Dividends	324,626	3,893,584	14,919	162,620
Shares Redeemed	(4,705,550)	(55,582,961)	(2,719,824)	(30,887,980)

Net Increase (Decrease)	(3,945,448)	(46,443,765)	(2,407,396)	(27,350,425)

Class I
Shares Sold	443,408	$5,457,698	355,431	$4,143,855
Shares Issued for Reinvested Dividends	33,452	409,758	7,762	86,081
Shares Redeemed	(294,172)	(3,632,357)	(358,342)	(4,130,701)

Net Increase (Decrease)	182,688	2,235,099	4,851	99,235

Class R3
Shares Sold	199,725	$2,414,240	257,485	$2,955,042
Shares Issued for Reinvested Dividends	83,314	1,002,335	12,756	139,292
Shares Redeemed	(544,423)	(6,528,781)	(552,333)	(6,307,467)

Net Increase (Decrease)	(261,384)	(3,112,206)	(282,092)	(3,213,133)

Class R4
Shares Sold	77,974	$956,505	111,184	$1,291,704
Shares Issued for Reinvested Dividends	29,948	365,425	6,163	68,158
Shares Redeemed	(111,684)	(1,357,295)	(234,705)	(2,717,878)

Net Increase (Decrease)	(3,762)	(35,365)	(117,358)	(1,358,016)

Class R5
Shares Sold	66,382	$814,389	74,251	$868,962
Shares Issued for Reinvested Dividends	26,358	322,848	7,340	81,472
Shares Redeemed	(84,189)	(1,040,370)	(161,314)	(1,909,305)

Net Increase (Decrease)	8,551	96,867	(79,723)	(958,871)

189

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Moderate Allocation Fund – (continued)
Class F(3)
Shares Sold	—	$—	871	$10,000
Shares Issued for Reinvested Dividends	46	566	—	—

Net Increase (Decrease)	46	566	871	10,000

Total Net Increase (Decrease)	(2,948,074)	$(35,121,135)	(8,913,852)	$(102,352,637)

Multi-Asset Income Fund
Class A
Shares Sold	325,413	$3,055,087	320,494	$2,969,030
Shares Issued for Reinvested Dividends	72,865	681,155	46,049	424,615
Shares Redeemed	(185,591)	(1,734,963)	(588,165)	(5,278,704)

Net Increase (Decrease)	212,687	2,001,279	(221,622)	(1,885,059)

Class C
Shares Sold	660,354	$6,201,735	292,218	$2,703,711
Shares Issued for Reinvested Dividends	43,571	407,322	19,868	183,422
Shares Redeemed	(154,083)	(1,446,116)	(91,011)	(840,917)

Net Increase (Decrease)	549,842	5,162,941	221,075	2,046,216

Class I
Shares Sold	1,803,637	$17,002,400	583,280	$5,429,194
Shares Issued for Reinvested Dividends	95,952	895,915	59,979	552,703
Shares Redeemed	(1,015,906)	(9,563,834)	(622,103)	(5,805,715)

Net Increase (Decrease)	883,683	8,334,481	21,156	176,182

Class R3
Shares Issued for Reinvested Dividends	12,895	$120,685	8,935	$82,401

Net Increase (Decrease)	12,895	120,685	8,935	82,401

Class R4
Shares Issued for Reinvested Dividends	13,136	$122,877	9,330	$85,986

Net Increase (Decrease)	13,136	122,877	9,330	85,986

Class R5
Shares Issued for Reinvested Dividends	13,494	126,157	9,769	90,017
Shares Redeemed	(1)	(11)	—	—

Net Increase (Decrease)	13,493	126,146	9,769	90,017

Class Y
Shares Sold	51,772	$485,012	43,703	$405,000
Shares Issued for Reinvested Dividends	159,115	1,487,370	142,421	1,308,559
Shares Redeemed	(5,445)	(50,964)	(1,394,445)	(12,961,986)

Net Increase (Decrease)	205,442	1,921,418	(1,208,321)	(11,248,427)

Class F(3)
Shares Sold	—	$—	44,253	$411,457
Shares Issued for Reinvested Dividends	26	241	32	296
Shares Redeemed	(1,143)	(10,792)	—	—

Net Increase (Decrease)	(1,117)	(10,551)	44,285	411,753

Total Net Increase (Decrease)	1,890,061	$17,779,276	(1,115,393)	$(10,240,931)

(1)	Any remaining Class B shares converted to Class A shares on September 19, 2017.
(2)	Inception date of class was February 28, 2018.
(3)	Inception date of class was February 28, 2017.

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $400 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2018, none of the Funds had borrowings under this facility.

190

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2018

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of the Funds’ early adoption of these provisions was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in these financial statements.

191

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global All-Asset Fund, The Hartford Global Real Asset Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, Hartford Multi-Asset Income Fund and the Board of Directors of The Hartford Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global All-Asset Fund (consolidated), The Hartford Global Real Asset Fund (consolidated), The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and Hartford Multi-Asset Income Fund (collectively referred to as the “Funds”) (nine of the funds constituting The Hartford Mutual Funds, Inc. (the “Company”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting The Hartford Mutual Funds, Inc.) at October 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Hartford Mutual Funds, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights

The Hartford Balanced Fund

The Hartford Balanced Income Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

The Hartford Global All-Asset Fund

The Hartford Global Real Asset Fund

The Hartford Growth Allocation Fund

Hartford Moderate Allocation Fund

	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Hartford Multi-Asset Income Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the four years in the period ended October 31, 2018 and the period from April 30, 2014 (commencement of operations) through October 31, 2014

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 28, 2018

192

Hartford Multi-Strategy Funds

Directors and Officers (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2018. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	83	None

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	83	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	83	None

DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	83	None

193

Hartford Multi-Strategy Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served until June 2013. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. and served until July 2018. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director until August 2010. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	83	None

PHILLIP O. PETERSON (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	83	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	83	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

194

Hartford Multi-Strategy Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	83	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

195

Hartford Multi-Strategy Funds

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as President (since April 2018), Chief Executive Officer (since April 2018) and Executive Vice President (since December 2013) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer ofLattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is a Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO and is the Head of Operations of HASCO. Ms. Quade also serves as Vice President of HFD and HFMG (since December 2013). From February 2018 to May 14, 2018, Ms. Quade served as Treasurer of the Company. Formerly, Ms. Quade served as Director, Enterprise Operations of Hartford Life Insurance Company from April 2012 through December 2013. . Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.

(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

196

Hartford Multi-Strategy Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

197

Hartford Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Balanced Fund

The Hartford Balanced Income Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

The Hartford Global All-Asset Fund

The Hartford Global Real Asset Fund

The Hartford Growth Allocation Fund

Hartford Moderate Allocation Fund

Hartford Multi-Asset Income Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 7-8, 2018, the Board of Directors ( the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF, on behalf of each of its funds listed above (each a “Fund” and collectively, the “Funds”), The Hartford Mutual Funds II, Inc. (“HMF II”) and Hartford Funds Management Company, LLC (“HFMC”); and (ii) for each Fund that is sub-advised (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and the Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of HMF.

In the months preceding the August 7-8, 2018 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 19-20, 2018 and August 7-8, 2018. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 19-20, 2018 and August 7-8, 2018 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

198

Hartford Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser for the Sub-Advised Funds. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC and not delegated to or assumed by the Sub-adviser. The Board noted that HFMC directly manages each of The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund (the “Allocation Funds”) and does not employ a sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Sub-Advised Funds, subject to oversight by HFMC, and HFMC, which provides the day-to-day portfolio management services for the Allocation Funds, the Board considered, among other things, the quality of each Adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. With respect to The Hartford Global Real Asset Fund, the Board also considered the Sub-adviser’s flexibility in implementing the inflation hedge overlay in a low inflation environment. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Adviser’s method for compensating the portfolio manager(s).

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board also noted that, for each of the Hartford Multi-Asset Income Fund and The Hartford Global Real Asset Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For each of these Funds, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect

199

Hartford Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees would be paid by HFMC and not the Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 19-20, 2018 and August 7-8, 2018 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Sub-Advised Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Sub-Advised Fund, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board noted that HFMC had no other clients with investment strategies similar to those of the Funds. The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered any differences between the Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

The Board also considered that the management fees paid by the Allocation Funds are for services provided in addition to, and are not duplicative of, services provided under the investment management agreement(s) of the underlying funds in which the Allocation Funds may invest.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders

200

Hartford Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for the Hartford Multi-Asset Income Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, based on a fee structure approved by the Board at its August 2017 meeting and implemented at the commencement of the fiscal year on November 1, 2017. The Board noted that, under this fee structure, the Funds pay HASCO a fee equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the Fund’s gross performance, except for the performance of each of the Allocation Funds, which reflects net performance of the Fund’s Class I shares.

The Hartford Balanced Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1- and 5-year periods and in line with its custom blended benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted recent changes to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018.

The Hartford Balanced Income Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

201

Hartford Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from permanent fee reductions implemented in 2017 and 2018.

The Hartford Checks and Balances Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes were recently made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Conservative Allocation Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and below its custom blended benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2015.

•

The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.19%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Global All-Asset Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.19%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Global Real Asset Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1- and 3-year periods and in line with its custom blended benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.25%, which resulted in HFMC reimbursing the Fund for certain expenses.

The Hartford Growth Allocation Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period, and below its custom blended benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2014.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group.

Hartford Moderate Allocation Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2015.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

202

Hartford Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Multi-Asset Income Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1-year period and below its custom blended benchmark for the 3-year period. The Board noted that certain changes were recently made to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.05%, which resulted in HFMC reimbursing the Fund for certain expenses.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Management Agreement and, with respect to the Sub-Advised Funds, the Sub-Advisory Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

203

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes: a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2018), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex R, LLC; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Hartford International Asset Management Company Limited; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2018

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Global All-Asset Fund, The Hartford Global Real Asset Fund and Hartford Multi-Asset Income Fund are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-MS18    12/18    208765    Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Global Impact Fund

Annual Report

October 31, 2018

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Funds. The following is the Hartford Global Impact Fund’s Annual Report, covering the period from November 1, 2017 through October 31, 2018.

Market Review

Despite a volatile year, during the 12 months ended October 31, 2018, U.S. stocks, as measured by the S&P 500 Index,1 saw positive returns. During this period, the S&P 500 Index had a 7.35% return.

As of the end of September 2018, there were more than 35 days in 2018 when the S&P 500 Index closed 1% higher or lower than the previous day, which is more than triple the number of 1% swings experienced in all of 2017. Rising interest rates, inflation anxiety, and concerns surrounding U.S. tariffs and trade policies have all contributed to the return of market volatility.

Throughout 2018, the U.S. Federal Reserve (Fed) continued its cycle of interest-rate increases. At the end of October 2018, short-term rates ranged from 2% to 2.25%. At the time of this writing, expectations were for a continued gradual increase through the end of this calendar year and into next. Central banks overseas are also beginning to unwind their accommodative policies by raising interest rates, which may impact global markets.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. For example, protectionist U.S. trade policies have sparked concern and uncertainty among some investors.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

The views expressed in the Fund’s Manager Discussion contained in the Fund Overview section are views of the Global Impact Master Portfolio’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Global Impact Fund

Fund Overview

October 31, 2018

Inception 2/28/2017 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/18

	1 Year	Since Inception[1]
Class A2	-1.69%	8.35%
Class A3	-7.10%	4.74%
Class C2	-2.25%	7.64%
Class C3	-3.20%	7.64%
Class I2	-1.34%	8.75%
Class R3[2]	-1.54%	8.45%
Class R4[2]	-1.58%	8.48%
Class R5[2]	-1.40%	8.65%
Class R6[2]	-1.23%	8.81%
Class Y2	-1.31%	8.71%
Class F2	-1.18%	8.79%
MSCI ACWI Index (Net)	-0.52%	7.44%

[1]	Inception: 2/28/17
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/18, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

You cannot invest directly in an index.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	5.13%	1.21%
Class C	5.88%	1.96%
Class I	4.66%	0.91%
Class R3	5.35%	1.43%
Class R4	5.05%	1.13%
Class R5	4.75%	0.83%
Class R6	4.64%	0.71%
Class Y	4.69%	0.77%
Class F	4.64%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce the class’ gross expenses. These arrangements remain in effect until 2/28/19 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Expenses shown include the expenses of the Fund and its allocated share of the Global Impact Master Portfolio (“Master Portfolio”) in which the Fund invests. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/18.

2

Hartford Global Impact Fund

Fund Overview – (continued)

October 31, 2018

Master Portfolio’s Portfolio Managers

Eric M. Rice, PhD

Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

R. Patrick Kent, CFA, CMT

Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Global Impact Fund1 returned -1.69%, before sales charge, for the twelve-month period ended October 31, 2018, underperforming the Fund’s benchmark, the MSCI All Country World (ACWI) Index (Net), which returned -0.52% for the same period. However, for the same period, Class A shares of the Fund outperformed the -2.50% average return of the Lipper Global Small-/Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities, as measured by the MSCI ACWI Index, ended flat for the trailing twelve month period. Political concerns dominated headlines globally in late 2017, while economic data across most major economies remained largely positive. Oil hit a two-year high following an extended Organization of the Petroleum Exporting Countries (OPEC) supply-cut agreement through the end of 2018.

During the first quarter of 2018, there was a sharp correction in global markets and a large spike in volatility that were triggered by concerns about escalating inflation risks in the United States (U.S.). Fears of a global trade war further unsettled financial markets after U.S. President Donald Trump imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports, while also enacting tighter restrictions on acquisitions and technology transfers.

Trade concerns escalated in the second quarter of 2018, as President Trump threatened tariffs on European autos in response to the European Union’s (EU’s) retaliatory tariffs on U.S. products. The U.S. also imposed additional levies on Chinese goods, and China vowed retaliatory tariffs. On the monetary front, strong U.S. economic data gave the Federal Reserve (Fed) confidence to raise interest rates in June and signal the potential for two additional increases later this year.

Global markets stabilized in the third quarter of 2018 due to robust US economic data, while political uncertainty and trade concerns weighed on some regions. US-China trade relations remained volatile: U.S. tariffs on approximately U.S. $200 billion of Chinese imports took effect in September, and China promptly retaliated with tariffs on about U.S. $60 billion of U.S. exports. Emerging markets (EM) volatility spiked after Turkey’s financial crisis rattled global markets, but receded at the end of the third quarter of 2018.

Global equities declined sharply during the month of October. Widespread volatility engulfed global financial markets, as disappointing economic data in the Eurozone, heightened political uncertainties in Europe, softer third-quarter corporate earnings guidance from a number of U.S. companies, and concerns about the macroeconomic implications from the U.S.-China trade tensions contributed to market turmoil.

Only four of the eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Healthcare (+8%) and Energy (+5%) sectors rose the most, while the Materials (-8%) and Communication Services (-7%) sectors lagged the most during the period.

Security selection in the Information Technology, Financials, and Utilities sectors were the primary drivers of underperformance relative to the MSCI ACWI Index (Net). This was partially offset by strong stock selection in the Healthcare and Real Estate sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to performance relative to the MSCI ACWI Index (Net), primarily due to an underweight to the Financials sector and an overweight to the Healthcare sector. On the other hand, an overweight to the Communication Services sector and not holding Energy equities detracted from relative returns over the period. On a regional basis, security selection in Emerging Markets was the primary detractor from benchmark-relative performance, which was partially offset by stronger selection in North America, which contributed.

Top detractors from absolute and relative performance included Vakrangee (Information Technology), Kroton Educacional (Consumer Discretionary), and Indiabulls Housing (Financials). Share prices of Vakrangee, an India-based last-mile service financial provider with over 44,000 outlets across the country, came under significant pressure during the first quarter of 2018 following allegations of stock manipulation in a local news story in Mumbai. The Securities and Exchange Board of India (SEBI), the Indian regulator, investigated and found no wrongdoing. Despite no evidence of wrongdoing, the stock has not recovered. The stock price of Kroton Educacional, a Brazil-based education company focused primarily on post-secondary students, fell as the Brazilian education sector has faced regulatory and macroeconomic challenges. In our view, Kroton continues to have a strong business model and experienced management team. Indiabulls Housing, an India-based housing finance company providing long-term housing loans, also detracted from performance for the period. Recent concerns over rising rates and general liquidity in commercial paper markets have weighed heavily on the stock. Yet, the company’s capital position and its AAA rating help its competitive position in the recent market disruption.

Top contributors to absolute and relative performance included Square (Information Technology), Katitas (Real Estate), and Zoetis (Healthcare). The share price of Square Inc., a U.S.-based cloud based point-of-service payment solution for small businesses, rose over the period as it reported favorable earnings reports. The company also announced higher guidance figures supported by the acquisition of Weebly and the

3

Hartford Global Impact Fund

Fund Overview – (continued)

October 31, 2018

new option to buy and sell bitcoin through its app. Katitas, a Japanese home refurbishment company, saw the price of its stock surge after its Initial Public Offering (IPO) in late 2017. The company “recycles” older single family homes, making them available at very affordable prices, about half the price of new homes. The government also incentivizes the purchases of such homes by waiving all or most of the 8% value-added tax (VAT) on the sale, further increasing Katitas’ value proposition. Share prices of Zoetis, a maker of animal health medicines and vaccines, rose over the period as the company reported solid earnings reports with both the companion animal and production animal products having seen ample growth.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Although the sell-off in EM continues to be a challenge to performance in the short term, we are looking for opportunities amidst the volatility. We believe India will continue to develop and that China will persist in overcoming the environmental challenges it has accrued along with the economic growth of the past two decades. We believe that these are long term structural trends that will be in place for years to come and will create exciting long-term opportunities. We are looking to take advantage of the recent turbulence to establish positions in the companies we believe will drive positive social and environmental change at attractive prices.

Due to the Fund’s focus on impact companies and sustainability, the Fund has natural underweights in certain sectors, such as Financials, Traditional Energy, and Consumer Staples, and overweights to sectors such as Utilities, Information Technology, and Industrials. Within the Fund’s impact themes, the Fund’s largest absolute weights were in resource efficiency and alternative energy companies at the end of the period. On a regional basis, we ended the period most overweight to Emerging Markets and most underweight North America.

[1]

The Fund seeks to achieve its objective by investing all of its assets in shares of the Global Impact Master Portfolio (the “Master Portfolio”), which has the same investment objective and strategy as the Fund. References herein to the “Fund” include, where applicable, the Master Portfolio.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Small-cap securities can have greater risks and volatility than large-cap securities. •Investing in companies that seek to address major social and environmental challenges may cause the Fund to forego certain investment opportunities and underperform funds that do not have a similar focus. •By investing in cash and money market investments, the Fund may lose the benefit of market upswings. • The Fund invests in a master portfolio so it is subject to master-feeder structure risk. Other feeder funds may invest in the master portfolio. A large-scale redemption by another feeder fund may increase the proportionate share of the costs of the master portfolio borne by the remaining feeder fund shareholders, including the Fund.

The Fund invests all of its assets in the Global Impact Master Portfolio, the investment breakdown of which is shown below.

Composition by Country in the Master Portfolio(1)

as of October 31, 2018

Country	Percentage of Net Assets
Australia	2.0%
Bangladesh	3.3
Brazil	8.4
Canada	1.2
China	3.0
Denmark	2.0
France	4.0
Germany	1.2
Hong Kong	2.4
India	6.4
Israel	1.4
Japan	2.1
Kenya	2.8
Luxembourg	3.9
Morocco	1.6
Netherlands	6.5
South Korea	1.7
Spain	1.2
Switzerland	2.1
United Kingdom	5.9
United States	36.3
Short-Term Investments	4.4
Other Assets & Liabilities	(3.8)

Total	100.0%

(1)

The table above is based on Bloomberg’s country of risk classifications. For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

Composition by Sector in the Master Portfolio(1)

as of October 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.6%
Consumer Discretionary	9.9
Consumer Staples	2.8
Financials	6.1
Health Care	16.0
Industrials	16.0
Information Technology	21.2
Materials	1.4
Real Estate	4.4
Utilities	14.0

Total	99.4%

Short-Term Investments	4.4
Other Assets & Liabilities	(3.8)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

Hartford Global Impact Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2018 through October 31, 2018. To the extent the Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of the Fund are equal to the class’s annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses paid during the period May 1, 2018 through October 31, 2018	Annualized expense ratio
Hartford Global Impact Fund(1)
Class A	$1,000.00	$935.10	$9.12	$1,000.00	$1,015.78	$9.50	1.87%
Class C	$1,000.00	$933.40	$10.96	$1,000.00	$1,013.86	$11.42	2.25%
Class I	$1,000.00	$936.40	$5.81	$1,000.00	$1,019.21	$6.06	1.19%
Class R3	$1,000.00	$935.30	$7.66	$1,000.00	$1,017.29	$7.98	1.57%
Class R4	$1,000.00	$935.80	$8.29	$1,000.00	$1,016.64	$8.64	1.70%
Class R5	$1,000.00	$936.10	$6.88	$1,000.00	$1,018.10	$7.17	1.41%
Class R6	$1,000.00	$937.00	$6.10	$1,000.00	$1,018.90	$6.36	1.25%
Class Y	$1,000.00	$936.90	$3.32	$1,000.00	$1,021.78	$3.47	0.68%
Class F	$1,000.00	$937.00	$7.08	$1,000.00	$1,017.90	$7.38	1.45%

(1)	Includes the Fund’s allocated share of the Master Portfolio’s expenses.

5

Hartford Global Impact Fund

Statement of Assets and Liabilities

October 31, 2018

Hartford Global Impact Fund
Assets:
Investment in the Master Portfolio, at market value	$29,485,300
Receivables:
Fund shares sold	34,000
Other assets	55,674

Total assets	29,574,974

Liabilities:
Payables:
Fund shares redeemed	267,168
Transfer agent fees	406
Accounting services fees	1,019
Fund administration fees	1,698
Distribution fees	27
Accrued audit fees	22,899
Accrued expenses	1,413

Total liabilities	294,630

Net assets	$29,280,344

Summary of Net Assets:
Capital stock and paid-in-capital	$28,874,888
Distributable earnings	405,456

Net assets	$29,280,344

Shares authorized	225,000,000

Par value	$0.0010

Class A: Net asset value per share	$11.10

Maximum offering price per share	$11.75

Shares outstanding	41,028

Net Assets	$455,317

Class C: Net asset value per share	$10.93

Shares outstanding	3,630

Net Assets	$39,693

Class I: Net asset value per share	$11.05

Shares outstanding	234,189

Net Assets	$2,588,116

Class R3: Net asset value per share	$10.98

Shares outstanding	1,043

Net Assets	$11,456

Class R4: Net asset value per share	$11.08

Shares outstanding	2,093

Net Assets	$23,194

Class R5: Net asset value per share	$11.00

Shares outstanding	1,045

Net Assets	$11,492

Class R6: Net asset value per share	$11.01

Shares outstanding	1,046

Net Assets	$11,513

Class Y: Net asset value per share	$10.99

Shares outstanding	2,022

Net Assets	$22,225

Class F: Net asset value per share	$11.16

Shares outstanding	2,340,761

Net Assets	$26,117,338

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Impact Fund

Statement of Operations

For the Year Ended October 31, 2018

Hartford Global Impact Fund
Investment Income:
Dividends allocated from Master Portfolio	$568,631
Interest allocated from Master Portfolio	2,358
Securities lending allocated from Master Portfolio	40,117
Less: Foreign tax withheld allocated from Master Portfolio	(52,929)
Expenses allocated from Master Portfolio	(317,714)

Total investment income allocated from Master Portfolio	240,463

Expenses:
Administrative services fees
Class R3	25
Class R4	33
Class R5	11
Transfer agent fees
Class A	677
Class C	68
Class I	537
Class R3	2
Class R4	4
Class R5	2
Class R6	—
Class Y	11
Class F	25
Distribution fees
Class A	758
Class C	283
Class R3	62
Class R4	55
Custodian fees	8,127
Registration and filing fees	146,014
Accounting services fees	12,001
Fund administration fees	19,998
Audit fees	27,400
Other expenses	36,017

Total expenses (before waivers and fees paid indirectly)	252,110

Expense waivers	(343,121)
Distribution fee reimbursements	(205)

Total waivers and fees paid indirectly	(343,326)

Total expenses (reimbursements), net	(91,216)

Net Investment Income (Loss)	331,679

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments allocated from Master Portfolio	3,232,887
Less: Foreign taxes paid on realized capital gains	(59,757)
Net realized gain (loss) on foreign currency contracts allocated from Master Portfolio	71,320
Net realized gain (loss) on other foreign currency transactions allocated from Master Portfolio	(11,434)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	3,233,016

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments allocated from Master Portfolio	(4,030,946)
Net unrealized appreciation (depreciation) of foreign currency contracts allocated from Master Portfolio	(73,206)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies allocated from Master Portfolio	(1,035)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(4,105,187)

Net Gain (Loss) on Investments and Foreign Currency Transactions	(872,171)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(540,492)

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Impact Fund

Statement of Changes in Net Assets

	Hartford Global Impact Fund
	For the Year Ended October 31, 2018	For the Period Ended October 31, 2017(1)
Operations:
Net investment income (loss)	$331,679	$92,390
Net realized gain (loss) on investments and foreign currency transactions	3,233,016	777,510
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(4,105,187)	974,158

Net Increase (Decrease) in Net Assets Resulting from Operations	(540,492)	1,844,058

Distributions to Shareholders(2)
Class A	(5,706)	—
Class C	(574)	—
Class I	(50,126)	—
Class R3	(501)	—
Class R4	(686)	—
Class R5	(529)	—
Class R6	(538)	—
Class Y	(540)	—
Class F	(838,910)	—

Total distributions	(898,110)	—

Capital Share Transactions:
Sold	2,493,524	26,441,087
Issued on reinvestment of distributions	887,281	—
Redeemed	(546,952)	(400,052)

Net increase from capital share transactions	2,833,853	26,041,035

Net Increase (Decrease) in Net Assets	1,395,251	27,885,093

Net Assets:
Beginning of period	27,885,093	—

End of period	$29,280,344	$27,885,093

(1)	Commenced operations on February 28, 2017.
(2)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose the Fund’s undistributed net investment income within the Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the period ended October 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Impact Fund

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(5)
Hartford Global Impact Fund
For the Year Ended October 31, 2018
A	$11.63	$0.09	$(0.27)	$(0.18)	$—	$(0.35)	$(0.35)	$11.10	(1.69)%		$455	2.35%		1.20%		0.78%		79%
C	11.57	0.03	(0.27)	(0.24)	(0.05)	(0.35)	(0.40)	10.93	(2.25)		40	3.12		1.64		0.28		79
I	11.66	0.13	(0.26)	(0.13)	(0.13)	(0.35)	(0.48)	11.05	(1.34)		2,588	1.91		0.79		1.12		79
R3	11.63	0.10	(0.25)	(0.15)	(0.15)	(0.35)	(0.50)	10.98	(1.54)		11	2.60		0.98		0.85		79
R4	11.64	0.10	(0.26)	(0.16)	(0.05)	(0.35)	(0.40)	11.08	(1.58)		23	2.30		1.03		0.88		79
R5	11.65	0.12	(0.25)	(0.13)	(0.17)	(0.35)	(0.52)	11.00	(1.40)		11	1.99		0.85		1.00		79
R6	11.66	0.13	(0.25)	(0.12)	(0.18)	(0.35)	(0.53)	11.01	(1.23)		12	1.88		0.74		1.10		79
Y	11.65	0.14	(0.27)	(0.13)	(0.18)	(0.35)	(0.53)	10.99	(1.31)		22	1.93		0.79		1.15		79
F	11.66	0.13	(0.26)	(0.13)	(0.02)	(0.35)	(0.37)	11.16	(1.26)		26,117	1.88		0.74		1.10		79

For the Period Ended October 31, 2017(6)
A	$10.00	$0.06	$1.57	$1.63	$—	$—	$—	$11.63	16.30	%(7)	$140	5.13	%(8)	1.19	%(8)	0.76	%(8)	50%
C	10.00	0.01	1.56	1.57	—	—	—	11.57	15.70	(7)	16	5.94	(8)	2.00	(8)	0.11	(8)	50
I	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60	(7)	1,214	4.76	(8)	0.86	(8)	1.26	(8)	50
R3	10.00	0.07	1.56	1.63	—	—	—	11.63	16.30	(7)	12	5.54	(8)	1.22	(8)	0.93	(8)	50
R4	10.00	0.07	1.57	1.64	—	—	—	11.64	16.40	(7)	12	5.24	(8)	1.12	(8)	1.01	(8)	50
R5	10.00	0.09	1.56	1.65	—	—	—	11.65	16.50	(7)	12	4.94	(8)	0.95	(8)	1.19	(8)	50
R6	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60	(7)	12	4.84	(8)	0.85	(8)	1.29	(8)	50
Y	10.00	0.12	1.53	1.65	—	—	—	11.65	16.50	(7)	12	4.79	(8)	0.90	(8)	1.63	(8)	50
F	10.00	0.10	1.56	1.66	—	—	—	11.66	16.50	(7)	26,456	4.74	(8)	0.85	(8)	1.28	(8)	50

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(5)	The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(6)	Commenced operations on February 28, 2017.
(7)	Not annualized.
(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Impact Fund

Notes to Financial Statements

October 31, 2018

1.	Organization:

Hartford Global Impact Fund (the “Fund”) is a series of The Hartford Mutual Funds, Inc. (the “Company”). The Company is an open-end registered management investment company comprised of forty series as of October 31, 2018.

The Fund operates as a “feeder fund,’’ which means it invests all of its investable assets in the Global Impact Master Portfolio (the “Master Portfolio”). As of October 31, 2018, the Fund owned approximately 84.5% of the Master Portfolio. The Master Portfolio is a series of Hartford Funds Master Fund. The Fund has the same investment objective and limitations as the Master Portfolio in which it invests. The Fund does not buy investment securities directly. The Master Portfolio, on the other hand, invests directly in portfolio securities. The performance of the Fund is affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The assets of the Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Fund are registered under the Securities Act of 1933, as amended. The Fund is a diversified open-end management investment company. The Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

The Fund has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. As of October 31, 2018, Class T shares have not commenced operations. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Investment Valuation – An investment in the Master Portfolio is valued daily based on the Fund’s proportionate share of the Master Portfolio’s net assets, which is also valued daily. Valuation of the securities held by the Master Portfolio is discussed in the notes to the Master Portfolio’s financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Master Portfolio’s Schedule of Investments.

b)

Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

c)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of the Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(b)). The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

10

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2018

d)

Disclosure Update and Simplification – Per the SEC Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose the Fund’s undistributed net investment income within the Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the period ended October 31, 2017 has been modified accordingly.

Below is the characterization of the Fund distributions for the period ended October 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the October 31, 2017 Annual Report:

Fund	Undistributed Net Investment Income
Hartford Global Impact Fund	$59,698

3.	Principal Risks:

Because the Fund invests in the Master Portfolio, the Fund is subject to risks related to the master-feeder structure. Other “feeder” funds may also invest in the Master Portfolio. As shareholders of the Master Portfolio, feeder funds, including the Fund, vote on matters pertaining to the Master Portfolio. Feeder funds with a greater pro rata ownership of the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Portfolio borne by the remaining feeder fund shareholders, including the Fund. The risks described below are some of the risks that the Fund is exposed to through its investment in the Master Portfolio.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of the Master Portfolio’s exposure to market risk is the market value of the investments held as shown in the Master Portfolio’s schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

4.	Federal Income Taxes:

a)

The Fund intends to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. The Fund intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2018. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the year ended October 31, 2018 and period ended October 31, 2017 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2018	For the Period Ended October 31, 2017
Fund	Ordinary Income	Ordinary Income
Hartford Global Impact Fund	$898,110	$—

11

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2018

As of October 31, 2018, the components of distributable earnings (deficit) for the Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Hartford Global Impact Fund	$3,749,161	$(3,343,705)	$405,456

d)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2018, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Distributable Earnings
Hartford Global Impact Fund	$—	$—

e)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation. The Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2018.

f)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews the Fund’s tax positions for all open tax years. As of October 31, 2018, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. The Fund files U.S. tax returns. Although the statute of limitations for examining the Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

5.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as the Fund’s investment manager. The Company, on behalf of the Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Wellington Management Company LLP (“Wellington Management”) serves as the Master Portfolio’s sub-adviser and performs daily investment of the assets for the Master Portfolio.

The Fund has a management fee rate of 0% so long as the Fund invests all (or substantially all) of its assets in the Master Portfolio under a master-feeder structure, pursuant to the Investment Management Agreement. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Portfolio, the Fund’s management fee rate would be as follows:

Management Fee Rate
0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

The Master Portfolio pays a monthly management fee to HFMC as set forth below:

Management Fee Rate
0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

12

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2018

From November 1, 2017 through February 28, 2018, the management fee set forth in the investment management agreement with respect to the Fund if, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Portfolio was as follows:

Management Fee Rate
0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6750% on next $2.5 billion and;
0.6700% over $5 billion

From November 1, 2017 through February 28, 2018, the Master Portfolio paid a monthly management fee to HFMC as set forth below:

Management Fee Rate
0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6750% on next $2.5 billion and;
0.6700% over $5 billion

b)

Accounting Services Agreement – HFMC provides the Hartford Global Impact Fund with accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of the Hartford Global Impact Fund, and HFMC. In consideration of services rendered and expenses assumed pursuant to this agreement, the Hartford Global Impact Fund pays HFMC a flat fee of $52,000 per year. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Hartford Global Impact Fund.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund. As of October 31, 2018, HFMC contractually limited the total operating expenses of the Fund (including expenses allocated from the Master Portfolio) (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2019, as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.75%	0.69%

From November 1, 2017 through February 28, 2018, HFMC contractually limited the total operating expenses of the Fund (including expenses allocated from the Master Portfolio), exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	0.85%	0.90%	0.85%

d)

Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2018, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	1.20%	1.64%	0.79%	0.98%	1.03%	0.85%	0.74%	0.79%	0.74%

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. For the year ended October 31, 2018, HFD received front-end sales charges and contingent deferred sales charges for the Fund as follows:

Fund	Front-end Sales Charge	Contingent Deferred Sales Charge
Hartford Global Impact Fund	$48	$—	*

*	Amount is less than $1.

13

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2018

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of the Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2018, Class T shares have not commenced operations. Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2018, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. For the year ended October 31, 2018, the portion of CCO Compensation allocated to the Fund was $55 and is included within the “Expenses allocated from Master Portfolio” in the Fund’s Statement of Operations.

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to the Fund. The Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of the Fund plus target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statement of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.06%
Class R3	0.02%
Class R4	0.02%
Class R5	0.02%
Class R6	0.004%*
Class F	0.004%*

*	For the period November 1, 2017 through February 28, 2018, the Specified Amount for Class R6 and Class F was equal to 0.00% of average daily net assets.

For the year ended October 31, 2018, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	0.22%	0.24%	0.03%	0.02%	0.02%	0.02%	0.00%	0.05%	0.00%

Administrative services fees for third-party recordkeeping services were payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees were accrued daily and paid monthly.

14

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2018

6.	Affiliate Holdings:

As of October 31, 2018, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Hartford Global Impact Fund	3%	28%	21%	100%	49%	100%	100%	52%	50%

Percentage of Fund:

Fund	Class A		Class C		Class I	Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Hartford Global Impact Fund	0	%*	0	%*	2%	0	%*	0	%*	0	%*	0	%*	0	%*	45%

*	Percentage rounds to zero.

7.	Security Transactions and Income Recognition:

Securities transactions are recorded on a trade date basis in the Master Portfolio. Realized gains or losses in the Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily based on the effective interest method by the Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in the Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities in the Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

The Fund records daily its proportionate share of the Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses.

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2018, and the period ended October 31, 2017:

	For the Year Ended October 31, 2018		For the Period Ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Hartford Global Impact Fund
Class A
Shares Sold	28,492	$344,557	12,082	$133,398
Shares Issued for Reinvested Dividends	490	5,706	—	—
Shares Redeemed	(35)	(407)	(1)	(10)

Net Increase (Decrease)	28,947	349,856	12,081	133,388

Class C
Shares Sold	2,436	$29,170	1,380	$14,010
Shares Issued for Reinvested Dividends	50	575	—	—
Shares Redeemed	(235)	(2,620)	(1)	(10)

Net Increase (Decrease)	2,251	27,125	1,379	14,000

Class I
Shares Sold	173,161	$2,095,956	111,880	$1,163,260
Shares Issued for Reinvested Dividends	4,283	50,126	—	—
Shares Redeemed	(47,420)	(543,925)	(7,715)	(84,613)

Net Increase (Decrease)	130,024	1,602,157	104,165	1,078,647

Class R3
Shares Sold	—	$—	1,001	$10,010
Shares Issued for Reinvested Dividends	43	501	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	43	501	1,000	10,000

15

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2018

	For the Year Ended October 31, 2018		For the Period Ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Hartford Global Impact Fund – (continued)
Class R4
Shares Sold	1,034	$12,216	1,001	$10,010
Shares Issued for Reinvested Dividends	59	686	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	1,093	12,902	1,000	10,000

Class R5
Shares Sold	—	$—	1,001	$10,010
Shares Issued for Reinvested Dividends	45	528	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	45	528	1,000	10,000

Class R6
Shares Sold	—	$—	1,001	$10,010
Shares Issued for Reinvested Dividends	46	538	—	—
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	46	538	1,000	10,000

Class Y
Shares Sold	976	$11,625	30,558	$310,010
Shares Issued for Reinvested Dividends	46	540	—	—
Shares Redeemed	—	—	(29,558)	(315,379)

Net Increase (Decrease)	1,022	12,165	1,000	(5,369)

Class F
Shares Sold	—	$—	2,269,934	$24,780,369
Shares Issued for Reinvested Dividends	70,827	828,081	—	—

Net Increase (Decrease)	70,827	828,081	2,269,934	24,780,369

Total Net Increase (Decrease)	234,298	$2,833,853	2,392,559	$26,041,035

(1)	Commenced operations on February 28, 2017.

9.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08[1] (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is available here, and becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of the Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16

Hartford Global Impact Fund

Notes to Financial Statements – (continued)

October 31, 2018

11.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which this statement was issued and has determined that no additional items require disclosure in this financial statement.

17

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Hartford Global Impact Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hartford Global Impact Fund (the “Fund”) (one of the funds constituting The Hartford Mutual Funds, Inc. (the “Company”)), as of October 31, 2018, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2018 and the period from February 28, 2017 (commencement of operations) through October 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The Hartford Mutual Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, and changes in its net assets and its financial highlights for the year ended October 31, 2018 and the period from February 28, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 28, 2018

18

Hartford Global Impact Fund

Directors and Officers (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2018. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	83	None

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	83	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	83	None

DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	83	None

19

Hartford Global Impact Fund

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served until June 2013. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. and served until July 2018. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director until August 2010. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	83	None

PHILLIP O. PETERSON (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	83	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	83	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

20

Hartford Global Impact Fund

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	83	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

21

Hartford Global Impact Fund

Directors and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as President (since April 2018), Chief Executive Officer (since April 2018) and Executive Vice President (since December 2013) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer ofLattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is a Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014-2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO and is the Head of Operations of HASCO. Ms. Quade also serves as Vice President of HFD and HFMG (since December 2013). From February 2018 to May 14, 2018, Ms. Quade served as Treasurer of the Company. Formerly, Ms. Quade served as Director, Enterprise Operations of Hartford Life Insurance Company from April 2012 through December 2013. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.

(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

22

Hartford Global Impact Fund

Approval of Investment Management Agreement (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford Global Impact Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on August 7-8, 2018, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve the continuation of an investment management agreement (the “Management Agreement”) by and between HMF, on behalf of the Hartford Global Impact Fund (the “Fund”), and Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”).

In the months preceding the August 7-8, 2018 meeting, the Board requested and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Independent Directors and supporting materials relating to those questions and responses. The information provided and presentations made to the Board included information with respect to both the Fund and the Global Impact Master Portfolio (the “Master Portfolio”), a series of Hartford Funds Master Fund. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Management Agreement with respect to the Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Management Agreement that was presented at the Board’s meetings held on June 19-20, 2018 and August 7-8, 2018. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Adviser and its affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 19-20, 2018 and August 7-8, 2018 concerning the Management Agreement. In evaluating the Management Agreement, the Board noted that the Fund operates under a “master-feeder” structure whereby, as a feeder fund that invests all of its assets in the Master Portfolio, the Fund has the same investment objective and policies as the Master Portfolio. The Board also considered that Hartford Global Impact NextShares Fund (the “NextShares Fund”), a series of the Hartford Funds NextShares Trust, also serves as a feeder fund that invests all of its assets in the Master Portfolio. The Board considered that HFMC serves as investment adviser to each of the Fund, the NextShares Fund, and the Master Portfolio and that Wellington Management Company LLP serves as the investment sub-adviser to the Master Portfolio.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Management Agreement with respect to the Fund. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Management Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Management Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Management Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Management Agreement and, throughout the evaluation process, the Board was assisted by counsel for the Fund. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Management Agreement is provided below.

Nature, Extent and Quality of Services Provided by the Adviser

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Management Agreement and the range of services provided by the Adviser. The Board considered that, because of the master-feeder structure, the portfolio management services provided by the Adviser to the Fund are generally limited to selecting the Master Portfolio, investing the Fund’s assets in the Master Portfolio, and monitoring the Master Portfolio’s performance as an investment for the Fund. The Board considered the Adviser’s professional personnel who provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Hartford Funds. The Board also considered the possibility that, at some point in the future, the Adviser may recommend the withdrawal of the Fund from the master-feeder structure and the management of the Fund’s assets directly or through a sub-adviser.

The Board also requested and evaluated information concerning the Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about the Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief

23

Hartford Global Impact Fund

Approval of Investment Management Agreement (Unaudited) – (continued)

Compliance Officer about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance issues raised by regulators. The Board also noted the Adviser’s support of the Fund’s compliance control structure and, in particular, the resources devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Adviser to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Fund, including oversight of fund operations and service providers, and the provision of administrative services. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of the Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or investment strategies of the Hartford Funds when warranted. The Board also considered HFMC’s day-to-day oversight of the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Master Portfolio’s investments and those of other funds or accounts managed by the Master Portfolio’s portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Fund’s officers.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC.

Performance of the Fund

The Board considered the investment performance of the Fund and noted that the performance of the Fund is based on the performance of the Master Portfolio. The Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Adviser concerning Fund performance, as well as information from Broadridge comparing the investment performance of the Fund to an appropriate universe of peer funds. For details regarding the Fund’s performance, see Performance and Expense Factors below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Management Agreement. These reports included, among other things, information on the Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Adviser’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year and specifically with respect to the approval of the Management Agreement. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Adviser

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and the Master Portfolio and HFMC’s profitability, both overall and for the Fund and the Master Portfolio, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and the Master Portfolio and all aspects of their relationship with the Fund and the Master Portfolio, including information regarding profitability trends over time. In connection with these considerations, the Board took account of the fact that the Fund does not directly pay a management fee with respect to any period in which the only investment security held by the Fund is that of the Master Portfolio, and that, as a result, as long as the Fund continues to invest solely in the Master Portfolio under a master-feeder structure, investors in the Fund would incur a single fee for management services provided by HFMC to the Fund and the Master Portfolio (such management fee structure is hereinafter referred to as the “Single Management Fee Structure”). The Board noted that to the extent the Fund were to no longer invest all of its assets in the Master Portfolio, the Fund would pay HFMC a management fee in accordance with the advisory fee schedule presented at the meeting.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement and the investment management agreement for the Master Portfolio, including a description of the

24

Hartford Global Impact Fund

Approval of Investment Management Agreement (Unaudited) – (continued)

methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Adviser and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Adviser

The Board considered the comparative information that had been provided at meetings on June 19-20, 2018 and August 7-8, 2018 with respect to the services rendered to and the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board noted that the Fund bears its share of the fees and expenses of the Master Portfolio, including the Master Portfolio’s management fees. The Board also noted that the advisory fee schedule for the Master Portfolio is identical to that of the Fund, except that the Fund would not directly pay a management fee to HFMC for any period in which the Fund only holds securities issued by the Master Portfolio. The Board also reviewed information from Broadridge comparing the Fund’s contractual management fees and actual management fees under the Single Management Fee Structure and the Fund’s overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding the Fund’s expenses, see Performance and Expense Factors below.

While the Board recognized that comparisons between the Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Adviser, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s fees and total operating expenses.

The Board noted that HFMC had no other clients with investment strategies similar to those of the Fund.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for the Fund, which would reduce fee rates as the Fund’s assets grow over time during any period in which the Fund directly paid a management fee to HFMC. The Board noted that growth in the NextShares Fund’s assets and corresponding improvement in the Master Portfolio’s economies of scale may reduce the fees and expenses of the Fund. The Board also considered the Single Management Fee Structure and reviewed the breakpoints in the management fee schedule for the Master Portfolio, which would reduce certain expenses of the Fund as the Master Portfolio’s assets grow over time. The Board recognized that if the Master Portfolio has assets beyond the highest breakpoint level, it will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates and pricing the Fund to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective management fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in the Fund’s assets and the appropriateness of additional breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from their relationships with the Fund.

The Board noted that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that the Fund pays a transfer agency fee to Hartford Administrative Services Company

25

Hartford Global Impact Fund

Approval of Investment Management Agreement (Unaudited) – (continued)

(“HASCO”), an affiliate of HFMC, based on a fee structure approved by the Board at its August 2017 meeting and implemented at the commencement of the fiscal year on November 1, 2017. The Board noted that, under this fee structure, the Fund pays HASCO a fee equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of the Fund, The Hartford Mutual Funds II, Inc. and HASCO. The Board reviewed information about the profitability to HASCO of the Fund’s transfer agency function. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund was fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives distribution and service fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

Performance and Expense Factors

For purposes of the discussion below, Fund performance is referred to as “in line with” the Fund’s benchmark where its gross performance was 0.5% above or below the benchmark return.

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board took account of the Single Management Fee Structure and noted that the advisory fee schedule for the Master Portfolio is identical to that of the Fund, except that the Fund would not directly pay a management fee to HFMC for any period in which the Fund only holds securities issued by the Master Portfolio. In considering the Fund’s expenses, the Board noted that the management fees were reduced for the Fund and the Master Portfolio in 2018. The Board noted that Class A Shares of the Fund have a contractual expense cap of 1.19%, which resulted in HFMC reimbursing the Fund for certain expenses.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Management Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

Global Impact Master Portfolio

Schedule of Investments

October 31, 2018

Shares or Principal Amount		Market Value†
Common Stocks - 99.4%
	Australia - 2.0%
53,886	SEEK Ltd.	$684,621

	Bangladesh - 3.3%
258,265	GrameenPhone Ltd.	1,169,467

	Brazil - 8.4%
75,239	Hapvida Participacoes e Investimentos S.A.*(1)	515,139
214,075	Kroton Educacional S.A.	656,922
239,474	MRV Engenharia e Participacoes S.A.	813,369
34,557	Pagseguro Digital Ltd. Class A*	932,693

		2,918,123

	Canada - 1.2%
15,121	Brookfield Renewable Partners L.P.(2)	412,125

	China - 3.0%
2,555,162	Huaneng Renewables Corp. Ltd. Class H	657,634
46,663	Sunny Optical Technology Group Co., Ltd.	407,409

		1,065,043

	Denmark - 2.0%
10,945	Vestas Wind Systems A/S	686,365

	France - 4.0%
13,619	Nexity S.A.	651,273
24,436	Suez	352,472
20,434	Veolia Environnement S.A.	407,239

		1,410,984

	Germany - 1.2%
3,877	LEG Immobilien AG	423,791

	Hong Kong - 2.4%
1,082,431	Canvest Environmental Protection Group Co., Ltd.	575,589
286,438	China Water Affairs Group Ltd.	259,236

		834,825

	India - 6.4%
44,733	Bharat Financial Inclusion Ltd.*	531,513
77,367	Indiabulls Housing Finance Ltd.	872,626
46,975	Shriram Transport Finance Co., Ltd.	742,006
247,976	Vakrangee Ltd.	87,191

		2,233,336

	Israel - 1.4%
24,294	Teva Pharmaceutical Industries Ltd.	485,232

	Japan - 2.1%
3,084	Eisai Co., Ltd.	256,836
20,385	Katitas Co., Ltd.	494,447

		751,283

	Kenya - 2.8%
4,283,115	Safaricom plc	971,482

	Luxembourg - 3.9%
1,623	Eurofins Scientific SE	817,899
9,447	Millicom International Cellular S.A.	533,115

		1,351,014

	Morocco - 1.6%
125,550	PureCircle Ltd.*	545,625

	Netherlands - 6.5%
18,811	Basic-Fit N.V.*(1)	541,601
15,553	Corbion N.V.	472,258
14,868	Koninklijke Philips N.V.	554,515
28,304	Signify N.V.(1)	697,255

		2,265,629

	South Korea - 1.7%
2,799	Samsung SDI Co., Ltd.	582,092

	Spain - 1.2%
5,127	Acciona S.A.	432,469

Shares or Principal Amount		Market Value†
Common Stocks - 99.4% - (continued)
	Switzerland - 2.1%
12,311	Landis+Gyr Group AG*(2)	$746,778

	United Kingdom - 5.9%
21,693	Genus plc	612,891
9,927	Hikma Pharmaceuticals plc	240,779
28,939	Smith & Nephew plc	470,399
129,874	Sophos Group plc(1)	727,326

		2,051,395

	United States - 36.3%
17,445	Advanced Drainage Systems, Inc.	484,796
2,553	athenahealth, Inc.*	325,610
21,332	Avangrid, Inc.	1,002,817
5,839	Clean Harbors, Inc.*	397,285
46,162	Covanta Holding Corp.	678,120
17,265	First Solar, Inc.*	721,677
13,155	Instructure, Inc.*	491,208
16,866	Invitae Corp.*	239,328
16,367	Itron, Inc.*	853,375
25,813	Johnson Controls International plc	825,242
69,780	Laureate Education, Inc. Class A*	1,039,024
41,960	Nuance Communications, Inc.*	729,684
42,115	Pattern Energy Group, Inc. Class A	754,701
8,033	Rapid7, Inc.*	291,116
15,027	Sprouts Farmers Market, Inc.*	404,076
2,913	Square, Inc. Class A*	213,960
8,145	Stratasys Ltd.*	155,244
1,479	Teladoc Health, Inc.*	102,554
1,287	Tesla, Inc.*	434,131
5,256	Ubiquiti Networks, Inc.(2)	489,281
5,380	Watts Water Technologies, Inc. Class A	376,869
11,217	Xylem, Inc.	735,611
10,245	Zoetis, Inc.	923,587

		12,669,296

	Total Common Stocks (cost $38,506,629)	$34,690,975

	Total Long-Term Investments (cost $38,506,629)	$34,690,975

Short-Term Investments - 4.4%
	Other Investment Pools & Funds - 0.5%
164,280	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(3)	164,280

	Securities Lending Collateral - 3.9%
67,623	Citibank NA DDCA, 2.19%, 11/1/2018(3)	67,623
523,665	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.10%(3)	523,665
153,908	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(3)	153,908
373,592	Invesco Government & Agency Portfolio, Institutional Class, 2.08%(3)	373,592
71,491	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.06%(3)	71,491
162,181	Western Asset Institutional Government Class A Fund, Institutional Class, 2.07%(3)	162,181

		1,352,460

	Total Short-Term Investments (cost $1,516,740)	$1,516,740

Total Investments (cost $40,023,369)	103.8%	$36,207,715
Other Assets and Liabilities	(3.8)%	(1,312,073)

Total Net Assets	100.0%	$34,895,642

27

Global Impact Master Portfolio

Schedule of Investments – (continued)

October 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

For Fund compliance purposes, the Master Portfolio may not use the same classification system. These classifications are used for financial reporting purposes.
*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities was $2,481,321, representing 7.1% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,365,000	BRL	367,162	USD	GSC	11/05/18	$—	$(628)
7,280,000	BRL	1,974,238	USD	SCB	11/05/18	—	(19,388)
367,163	USD	1,365,000	BRL	SCB	11/05/18	628	—
362,309	USD	1,365,000	BRL	GSC	11/05/18	—	(4,226)
369,987	USD	1,430,000	BRL	SCB	11/05/18	—	(14,001)
378,113	USD	1,465,000	BRL	SCB	11/05/18	—	(15,273)
378,740	USD	1,500,000	BRL	SCB	11/05/18	—	(24,045)
379,005	USD	1,520,000	BRL	SCB	11/05/18	—	(29,150)
1,969,217	USD	7,280,000	BRL	SCB	12/04/18	19,449	—

Total						$20,077	$(106,711)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.
SCB	Standard Chartered Bank

Currency Abbreviations:
BRL	Brazilian Real
USD	United States Dollar

Other Abbreviations:
DDCA	Dollars on Deposit in Custody Account

The accompanying notes are an integral part of these financial statements.

28

Global Impact Master Portfolio

Schedule of Investments – (continued)

October 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Master Portfolio’s investments.

	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$684,621	$—	$684,621	$—
Bangladesh	1,169,467	1,169,467	—	—
Brazil	2,918,123	2,918,123	—	—
Canada	412,125	412,125	—	—
China	1,065,043	—	1,065,043	—
Denmark	686,365	—	686,365	—
France	1,410,984	—	1,410,984	—
Germany	423,791	—	423,791	—
Hong Kong	834,825	575,589	259,236	—
India	2,233,336	87,191	2,146,145	—
Israel	485,232	—	485,232	—
Japan	751,283	—	751,283	—
Kenya	971,482	—	971,482	—
Luxembourg	1,351,014	—	1,351,014	—
Morocco	545,625	545,625	—	—
Netherlands	2,265,629	—	2,265,629	—
South Korea	582,092	—	582,092	—
Spain	432,469	—	432,469	—
Switzerland	746,778	—	746,778	—
United Kingdom	2,051,395	—	2,051,395	—
United States	12,669,296	12,669,296	—	—
Short-Term Investments	1,516,740	1,516,740	—	—
Foreign Currency Contracts(2)	20,077	—	20,077	—

Total	$36,227,792	$19,894,156	$16,333,636	$—

Liabilities
Foreign Currency Contracts(2)	$(106,711)	$—	$(106,711)	$—

Total	$(106,711)	$—	$(106,711)	$—

(1)	For the period ended October 31, 2018, there were no transfers in or out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

29

Global Impact Master Portfolio

Statement of Assets and Liabilities

October 31, 2018

Global Impact Master Portfolio
Assets:
Investments in securities, at market value(1)	$36,207,715
Foreign currency	69,627
Unrealized appreciation on foreign currency contracts	20,077
Receivables:
Investment securities sold	300,625
Dividends and interest	54,455
Securities lending income	4,808

Total assets	36,657,307

Liabilities:
Unrealized depreciation on foreign currency contracts	106,711
Obligation to return securities lending collateral	1,352,460
Payables:
Investment securities purchased	247,791
Investment management fees	18,780
Accounting services fees	545
Board of Trustees’ fees	146
Accrued expenses	35,232

Total liabilities	1,761,665

Net assets	$34,895,642

Cost of investments	$40,023,369
Cost of foreign currency	$69,660
(1) Includes Investment in securities on loan, at market value	$1,314,852

The accompanying notes are an integral part of these financial statements.

30

Global Impact Master Portfolio

Statement of Operations

For the Year Ended October 31, 2018

Global Impact Master Portfolio
Investment Income:
Dividends	$667,304
Interest	2,764
Securities lending	47,375
Less: Foreign tax withheld	(62,450)

Total investment income, net	654,993

Expenses:
Investment management fees	231,717
Custodian fees	13,558
Accounting services fees	6,318
Trustees expenses	994
Audit fees	40,210
Other expenses	78,037

Total expenses (before waivers)	370,834

Commission recapture	(121)

Total waivers and fees paid indirectly	(121)

Total expenses, net	370,713

Net Investment Income (Loss)	284,280

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	3,769,005
Less: Foreign taxes paid on realized capital gains	(67,127)
Net realized gain (loss) on foreign currency contracts	84,405
Net realized gain (loss) on other foreign currency transactions	(13,989)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	3,772,294

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(4,798,273)
Net unrealized appreciation (depreciation) of foreign currency contracts	(86,634)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(1,079)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(4,885,986)

Net Gain (Loss) on Investments and Foreign Currency Transactions	(1,113,692)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(829,412)

The accompanying notes are an integral part of these financial statements.

31

Global Impact Master Portfolio

Statement of Changes in Net Assets

	Global Impact Master Portfolio
	For the Year Ended October 31, 2018	For the Period Ended October 31, 2017(1)
Operations:
Net investment income (loss)	$284,280	$32,611
Net realized gain (loss) on investments and foreign currency transactions	3,772,294	784,026
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(4,885,986)	983,049

Net Increase (Decrease) in Net Assets Resulting from Operations	(829,412)	1,799,686

Capital Transactions:
Contributions	8,572,529	26,374,938
Withdrawals	(731,250)	(290,849)

Net increase from capital share transactions	7,841,279	26,084,089

Net Increase (Decrease) in Net Assets	7,011,867	27,883,775

Net Assets:
Beginning of period	27,883,775	—

End of period	$34,895,642	$27,883,775

(1)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

32

Global Impact Master Portfolio

Financial Highlights

— Ratios and Supplemental Data —
Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustments(1)		Ratio of Expenses to Average Net Assets After Adjustments(1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Global Impact Master Portfolio
For the Year Ended October 31, 2018
(1.60)%		$34,896	1.06%		1.06%		0.81%		79%

For the Period Ended October 31, 2017(2)
15.21	%(3)	$27,884	1.73	%(4)	1.73	%(4)	0.46	%(4)	50%

(1)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(2)	Commenced operations on February 28, 2017.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

33

Global Impact Master Portfolio

Notes to Financial Statements

October 31, 2018

1.	Organization:

Global Impact Master Portfolio (the “Master Portfolio”), a series of the Hartford Funds Master Fund (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on October 25, 2016. The offering of the Master Portfolio’s shares are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Beneficial interests in the Master Portfolio are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Master Portfolio may only be made by “accredited investors” within the meaning of Regulation D under the 1933 Act. For ease of reference, the terms, “interests” and “interestholders,” may be referred to as “shares” and “shareholders,” respectively, in this report.

The Master Portfolio is a diversified open-end management investment company and applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The Master Portfolio operates as a “Master Fund” in a master/feeder structure which enables the feeder funds to pool their assets with other investors in the Master Portfolio, if any.

As of October 31, 2018, the Master Portfolio has affiliated funds, Hartford Global Impact Fund and Hartford Global Impact NextShares Fund (collectively, the “Feeder Funds”), with a significant ownership percentage of the Master Portfolio’s net assets. Investment activities of the Feeder Funds could have a material impact on the Master Portfolio. As of October 31, 2018, the Hartford Global Impact Fund and Hartford Global Impact NextShares Fund owned approximately 84.5% and 15.5%, respectively, of the Master Portfolio.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Master Portfolio used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Investment Valuation and Fair Value Measurements – All investments are valued as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”), although the Master Portfolio may deviate from this calculation time under unusual or unexpected circumstances. For purposes of calculating the net asset value (“NAV”) of the Master Portfolio, portfolio securities and other assets held in the Master Portfolio’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, the Master Portfolio will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust (the “Board of Trustees”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Master Portfolio’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Master Portfolio may cause its NAV to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Master Portfolio could obtain the fair value assigned to an investment if the Master Portfolio were to sell the investment at approximately the time at which the Master Portfolio determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Master Portfolio. The value of the foreign securities or other instruments in which the Master Portfolio invests may change on days when a shareholder will not be able to purchase or redeem shares of the Master Portfolio.

Fixed income investments (other than short-term obligations) held by the Master Portfolio are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

34

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2018

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Master Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Master Portfolio.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Master Portfolio’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has delegated the day-to-day responsibility for implementing the Valuation Procedure to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Master Portfolio’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Master Portfolio’s Schedule of Investments.

b)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

35

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2018

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Master Portfolio will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

The Master Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Master Portfolio.

c)

Taxes – The Master Portfolio may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Master Portfolio invests. The Master Portfolio may also be subject to taxes withheld on foreign dividends from securities in which the Master Portfolio invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities, if applicable.

d)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Master Portfolio does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Master Portfolio may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)

Master Portfolio Share Valuation – Orders for the Master Portfolio’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Master Portfolio’s shares is determined as of the close of business on each business day of the Exchange (See Note 2(a)). The NAV is determined by dividing the Master Portfolio’s net assets by the number of shares outstanding.

Orders for the purchase of the Master Portfolio’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Master Portfolio is not open for business, are priced at the next determined NAV.

3.	Securities and Other Investments:

a)

Restricted Securities – The Master Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of the Master Portfolio’s Schedule of Investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Master Portfolio may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Master Portfolio’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)

Foreign Currency Contracts – The Master Portfolio may enter into foreign currency contracts that obligate the Master Portfolio to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge the currency exposure associated with some or all of the Master Portfolio’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Master Portfolio as an unrealized gain or loss. The Master Portfolio will record a realized gain or loss when the foreign currency contract is settled.

36

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2018

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Master Portfolio, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of October 31, 2018.

b)	Additional Derivative Instrument Information:

Global Impact Master Portfolio

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$20,077	$—	$—	$—	$—	$20,077

Total	$—	$20,077	$—	$—	$—	$—	$20,077

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$106,711	$—	$—	$—	$—	$106,711

Total	$—	$106,711	$—	$—	$—	$—	$106,711

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$84,405	$—	$—	$—	$—	$84,405

Total	$—	$84,405	$—	$—	$—	$—	$84,405

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(86,634)	$—	$—	$—	$—	$(86,634)

Total	$—	$(86,634)	$—	$—	$—	$—	$(86,634)

For the year ended October 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$1,462,158
Foreign Currency Contracts Sold at Contract Amount	$1,952,973

c)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Master Portfolio’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Master Portfolio, or liabilities or payment obligations of the clearing brokers to the Master Portfolio, against any liabilities or payment obligations of the Master Portfolio to the clearing brokers. The Master Portfolio is required to deposit financial collateral (including cash collateral) at the Master Portfolio’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

37

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2018

The following tables present the Master Portfolio’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Master Portfolio as of October 31, 2018:

Global Impact Master Portfolio

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$20,077	$(106,711)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	20,077	(106,711)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$20,077	$(106,711)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Standard Chartered Bank	$20,077	$(20,077)	$—	$—	$—

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Goldman Sachs & Co.	$(4,854)	$—	$—	$—	$(4,854)
Standard Chartered Bank	(101,857)	20,077	—	—	(81,780)

Total	$(106,711)	$20,077	$—	$—	$(86,634)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The Master Portfolio’s investments expose it to various types of risks associated with financial instruments and the markets. The Master Portfolio may be exposed to the risks described below. The Master Portfolio’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of the Master Portfolio’s exposure to market risk is the market value of the investments held as shown in the Master Portfolio’s schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of the funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

A non-accredited investor may not directly purchase an interest in the Master Portfolio, but instead may purchase shares in one or more investment companies that invest all of their assets in the Master Portfolio (each, a “feeder fund”). Therefore, the Master Portfolio is also subject to risks related to the master-feeder structure. As shareholders of the Master Portfolio, feeder funds vote on matters pertaining to the Master Portfolio. Feeder funds with a greater pro rata ownership in the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Also, a large-scale redemption by one feeder fund may increase the proportionate share of the costs of the Master Portfolio borne by the remaining feeder funds.

6.	Federal Income Taxes:

The Master Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

38

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2018

Any income, realized and unrealized gain or loss is deemed to pass down to the feeder funds and other investors in the Master Portfolio, if any, daily.

As of October 31, 2018, the Master Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes and the net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation at October 31, 2018, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Global Impact Master Portfolio	$40,140,483	$1,397,580	$(5,330,348)	$(3,932,768)

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as the Master Portfolio’s investment manager. The Trust, on behalf of the Master Portfolio, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC is responsible for the management of the Master Portfolio and supervises the activities of the Master Portfolio’s sub-adviser. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Master Portfolio. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of the Master Portfolio in accordance with the Master Portfolio’s investment objective and policies. The Master Portfolio pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2018; the rates are accrued daily and paid monthly based on the Master Portfolio’s average daily net assets, at the following annual rates:

Management Fee Rates
0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

From November 1, 2017 through February 28, 2018, the Master Portfolio paid the following rates to HFMC for Investment Management services rendered:

Management Fee Rates
0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6750% on next $2.5 billion and;
0.6700% over $5 billion

b)

Accounting Services Agreement – HFMC provides the Master Portfolio, with accounting services pursuant to a fund accounting agreement by and between Hartford Funds Master Fund, on behalf of the Master Portfolio, and HFMC. In consideration of services rendered and expenses assumed pursuant to this agreement, the Master Portfolio pays HFMC a flat fee of $50,000 per year plus an accounting services fee calculated at the following annual rate based on its average daily net assets shown below. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Master Portfolio.

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Over $7.0 billion	0.010%

c)

Other Related Party Transactions – Certain officers of the Trust are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2018, a portion of the Trust’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Hartford Global Impact Master Portfolio	$65

39

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2018

8.	Securities Lending:

The Master Portfolio may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. If the Master Portfolio security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Master Portfolio by the Master Portfolio’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

The Master Portfolio is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Master Portfolio’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Master Portfolio.

At October 31, 2018, the Master Portfolio had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral
Global Impact Master Portfolio	$1,314,852	$1,352,460	$—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2018.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,352,460	$—	$—	$—	$1,352,460

Total Borrowings	$1,352,460	$—	$—	$—	$1,352,460

Gross amount of recognized liabilities for securities lending transactions					$1,352,460

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

9.	Commitments and Contingencies

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Portfolio that have not yet occurred. However, based on experience and knowledge of management, the Master Portfolio expects the risk of loss to be remote.

10.	Investment Transactions:

For the year ended October 31, 2018, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Global Impact Master Portfolio	$35,306,800	$27,302,504	$—	$—	$35,306,800	$27,302,504

11.	Line of Credit:

The Master Portfolio participates in a committed line of credit pursuant to a credit agreement. The Master Portfolio may borrow under the line of credit for temporary or emergency purposes. The Master Portfolio (together with certain other Hartford Funds) may borrow up to $400 million in

40

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

October 31, 2018

the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended October 31, 2018, the Master Portfolio had no borrowings under this facility.

12.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Law and federal securities laws. In addition, the Trust, on behalf of the Master Portfolio, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08[1] (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is available here, and becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Master Portfolio’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of the Master Portfolio’s early adoption of these provisions was limited to changes in the Master Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

14.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which this statement was issued and has determined that no additional items require disclosure in this financial statement.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

Global Impact Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Impact Master Portfolio (the “Portfolio”) (the portfolio constituting Hartford Funds Master Fund (the “Trust”)), including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2018 and the period from February 28, 2017 (commencement of operations) through October 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Hartford Funds Master Fund) at October 31, 2018, the results of its operations for the year then ended, and changes in its net assets and its financial highlights for the year ended October 31, 2018 and the period from February 28, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 28, 2018

42

Global Impact Master Portfolio

Trustees and Officers (Unaudited)

Hartford Funds Master Fund (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of October 31, 2018. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES

HILARY E. ACKERMANN (1956)	Trustee	Since 2016	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	83	None

ROBIN C. BEERY (1967)	Trustee	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Trustee	Since 2016	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	83	None

CHRISTINE R. DETRICK (1958)	Trustee	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	83	None

DUANE E. HILL (1945)	Trustee	Since 2016	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	83	None

43

Global Impact Master Portfolio

Trustees and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

WILLIAM P. JOHNSTON (1944)	Trustee and Chairman of the Board	Trustee since 2016 and Chairman of the Board since 2016	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served until June 2013. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. and served until July 2018. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director until August 2010. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	83	None

PHILLIP O. PETERSON (1944)	Trustee	Since 2016	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	83	None

LEMMA W. SENBET (1946)	Trustee	Since 2016	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	83	None

DAVID SUNG (1953)	Trustee	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

44

Global Impact Master Portfolio

Trustees and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

OFFICERS AND INTERESTED TRUSTEES

JAMES E. DAVEY(4) (1964)	Trustee, President and Chief Executive Officer	President and Chief Executive Officer since 2016; Trustee since 2016	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	83	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2016	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

45

Global Impact Master Portfolio

Trustees and Officers (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2016	Mr. Melcher serves as President (since April 2018), Chief Executive Officer (since April 2018) and Executive Vice President (since December 2013) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is a Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2016	Ms. Quade currently serves as Vice President of HASCO and is the Head of Operations of HASCO. Ms. Quade also serves as Vice President of HFD and HFMG (since December 2013). From February 2018 to May 14, 2018, Ms. Quade served as Treasurer of the Trust. Formerly, Ms. Quade served as Director, Enterprise Operations of Hartford Life Insurance Company from April 2012 through December 2013. . Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Trustee holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Trustee turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.

(4)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

46

Global Impact Master Portfolio

Approval of Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

Hartford Funds Master Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 7-8, 2018, the Board of Trustees (the “Board”) of the Hartford Funds Master Fund, including each of the Independent Trustees, unanimously voted to approve the continuation of: (i) an investment management agreement (the “Management Agreement”) for the Global Impact Master Portfolio (the “Master Portfolio”) with Hartford Funds Management Company, LLC (“HFMC”); and (ii) a separate investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and the Master Portfolio’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 7-8, 2018 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The information provided to the Board included information with respect to the Master Portfolio, the Hartford Global Impact Fund, a series of The Hartford Mutual Funds, Inc. (the “Mutual Fund Feeder”), and the Hartford Global Impact NextShares Fund, a series of the Hartford Funds NextShares Trust (collectively, the “Feeder Funds”). In evaluating the Agreements, the Board noted that the Master Portfolio serves as a “master fund” in a “master-feeder” structure, whereby each Feeder Fund has the same investment objective and policies as the Master Portfolio and invests all of its assets in the Master Portfolio. The Board also noted that HFMC serves as investment adviser to the Master Portfolio and each Feeder Fund but receives a management fee only from the Master Portfolio, provided that the Feeder Funds continue to be solely invested in the Master Portfolio. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to the Master Portfolio, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 19-20, 2018 and August 7-8, 2018. Information provided to the Board at its meetings throughout the year included, among other things, reports on fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to the Master Portfolio by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by officers of the Hartford Funds Master Fund and representatives of HFMC received at the Board’s meetings on June 19-20, 2018 and August 7-8, 2018 concerning the Agreements.

The Independent Trustees, advised by independent legal counsel, engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and an independent financial services consultant (the “Consultant”) to assist them with evaluating the Agreements with respect to the Master Portfolio. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Agreements for the Master Portfolio, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Master Portfolio. The Independent Trustees were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Master Portfolio by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Master Portfolio, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Master Portfolio. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Master Portfolio and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Master Portfolio’s Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance issues raised by regulators. The Board also noted the Advisers’ support of the Master Portfolio’s compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Master Portfolio’s obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Master Portfolio, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with

47

Global Impact Master Portfolio

Approval of Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited) – (continued)

selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC and not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of the Master Portfolio’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Master Portfolio and the service providers to the Master Portfolio. The Board also considered HFMC’s day-to-day oversight of the Master Portfolio’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Master Portfolio’s investments and those of other funds or accounts managed by the Master Portfolio’s portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Master Portfolio’s officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Master Portfolio, subject to oversight by HFMC, the Board considered, among other things, the quality of the Sub-Adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources. The Board considered the experience of the Master Portfolio’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-Adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Master Portfolio by HFMC and the Sub-adviser.

Performance of the Master Portfolio and the Advisers

The Board considered the investment performance of the Master Portfolio and noted that the performance of the Feeder Funds is based on the performance of the Master Portfolio. In this regard, the Board reviewed the performance of the Mutual Fund Feeder over different time periods presented in the materials and evaluated HFMC’s analysis of the Mutual Fund Feeder’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Mutual Fund Feeder’s performance, as well as information from Broadridge comparing the investment performance of the Mutual Fund Feeder to an appropriate universe of peer funds. For details regarding the Mutual Fund Feeder’s performance, see Performance and Expense Factors below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on the Mutual Fund Feeder’s gross returns and net returns, the Mutual Fund Feeder’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Master Portfolio’s portfolio, and a narrative summary of various factors affecting Mutual Fund Feeder’s performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Mutual Fund Feeder at periodic meetings throughout the year and specifically with respect to the approval of the Agreement. The Board also considered the analysis provided by the Consultant relating to the Mutual Fund Feeder’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Master Portfolio.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Master Portfolio and HFMC’s profitability, both overall and for the Master Portfolio, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Master Portfolio and all aspects of their relationship with the Master Portfolio, including information regarding profitability trends over time. In connection with these considerations, the Board took account of the fact that the Feeder Funds do not directly pay a management fee with respect to any period in which the only investment security held by the Feeder Funds is that of the Master Portfolio, and that, as a result, as long as the Feeder Funds continue to invest solely in the Master Portfolio under a master-feeder structure, investors in the Feeder Funds would incur a single fee for management services provided by HFMC to the Feeder Funds and the Master Portfolio. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees would be paid by HFMC and not the Master Portfolio. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the

48

Global Impact Master Portfolio

Approval of Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited) – (continued)

Consultant’s view that HFMC’s process for calculating and reporting fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Master Portfolio would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 19-20, 2018 and August 7-8, 2018 with respect to the services rendered to and the management fees to be paid by the Master Portfolio to HFMC. As to the costs of the services to be provided by HFMC, the Board considered a comparison of the Mutual Fund Feeder’s advisory fee and overall expenses relative to a peer group of funds (the “Peer Group”) derived from information provided by Broadridge in conjunction with input from the Consultant, noting that the number of peer funds directly comparable to the Master Portfolio was limited. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences by and among the Master Portfolio, the Mutual Fund Feeder and the Peer Group. Given that the Peer Group consisted of funds directly investing in individual securities (consistent with the approach taken by the Master Portfolio), the Board considered it appropriate to use the Peer Group as a point of comparison for the Master Portfolio. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to the Master Portfolio. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Master Portfolio.

The Board noted that HFMC had no other clients with investment strategies similar to those of the Master Portfolio. The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Master Portfolio, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered any differences between the Sub-adviser’s services to the Master Portfolio and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that the Master Portfolio’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Master Portfolio grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Master Portfolio. The Board considered that, because of the master-feeder structure, the extent to which economies of scale may be realized is dependent on the growth of the Feeder Funds’ assets. The Board reviewed the breakpoints in the management fee schedule for the Master Portfolio, which reduce fee rates as the Master Portfolio’s assets grow over time. The Board recognized that if the Master Portfolio has assets beyond the highest breakpoint level, it will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Master Portfolio to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Master Portfolio’s shareholders based on currently available information. The Board noted, however, that it would continue to monitor future growth in the Master Portfolio’s assets and the appropriateness of additional breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Master Portfolio.

The Board noted that HFMC receives fees for fund accounting and related services from the Master Portfolio, and the Board considered information on profits to HFMC for such services. The Board also noted that HFMC had delegated certain fund accounting services to an external service provider.

49

Global Impact Master Portfolio

Approval of Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited) – (continued)

The Board considered the benefits, if any, to the Sub-adviser from any use of the Master Portfolio’s brokerage commissions to obtain soft dollar research.

Performance and Expense Factors

For purposes of the discussion below, the Mutual Fund Feeder’s performance is referred to as “in line with” the Mutual Fund Feeder’s benchmark where its gross performance was 0.5% above or below the benchmark return.

•

The Board noted that the Mutual Fund Feeder’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Mutual Fund Feeder’s performance was above its benchmark for the 1-year period. The Board noted that certain changes had recently been made to the Master Portfolio’s principal investment strategy.

•

The Board noted that the Mutual Fund Feeder’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Master Portfolio and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

50

Additional Information regarding the Hartford Global Impact Fund and Global Impact Master Portfolio

HOW TO OBTAIN A COPY OF THE FUND’S AND MASTER PORTFOLIO’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund and the Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund and the Master Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund and the Master Portfolio file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s and the Master Portfolio’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

51

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes: a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2018), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex R, LLC; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Hartford International Asset Management Company Limited; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2018

This report is submitted for the general information of the shareholders of the Hartford Global Impact Fund (the “Fund”). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Fund is distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Fund’s investment manager.

MFAR-GI18     12/18    208763    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$976,263 for the fiscal year ended October 31, 2017; $923,500 for the fiscal year ended October 31, 2018.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$15,000 for the fiscal year ended October 31, 2017; $32,500 for the fiscal year ended October 31, 2018. Audit-related services are principally in connection with consents for the registration statements relating to Fund mergers.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$240,245 for the fiscal year ended October 31, 2017; $279,843 for the fiscal year ended October 31, 2018. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2017; $0 for the fiscal year ended October 31, 2018.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $295,245 for the fiscal year ended October 31, 2017; $352,343 for the fiscal year ended October 31, 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable
(a)(4)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: January 8, 2019	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 8, 2019	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 8, 2019	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)